      AS FILED WITH SECURITIES AND EXCHANGE COMMISSION ON APRIL 28, 2017.

                                                            FILE NOS. 333-137942

                                                                       811-03240
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--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 ------------

                                    FORM N-4
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                              Pre-Effective Amendment No.                   []



                             Post-Effective Amendment No. 24               [X]


                                     and/or

                             REGISTRATION STATEMENT
                                     UNDER
                       THE INVESTMENT COMPANY ACT OF 1940


                                 Amendment No. 241                         [X]


                        (CHECK APPROPRIATE BOX OR BOXES)

                                 ------------

         THE VARIABLE ANNUITY LIFE INSURANCE COMPANY SEPARATE ACCOUNT A
                           (Exact Name of Registrant)

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
                              (Name of Depositor)


                    2929 ALLEN PARKWAY, HOUSTON, TEXAS 77019
             (Address of Depositor's Principal Offices) (Zip Code)


       DEPOSITOR'S TELEPHONE NUMBER, INCLUDING AREA CODE: (713) 831-3150



                               MARK MATTHES, ESQ.

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
                    2929 ALLEN PARKWAY, HOUSTON, TEXAS 77019

      (Name and Address of Agent for Service for Depositor and Registrant)


Approximate Date of Proposed Public Offering: Continuous

It is proposed that this filing will become effective:


[ ]  immediately upon filing pursuant to paragraph (b) of Rule 485

[X]  on May 1, 2017 pursuant to paragraph (b) of Rule 485


[ ]  60 days after filing pursuant to paragraph (a)(1) of Rule 485

[ ]  on (date) pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.


Title of Securities Being Registered: Units of interest in The Variable Annuity Life Insurance Company Separate Account A of The Variable Annuity Life Insurance Company under variable annuity contracts.

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         THE VARIABLE ANNUITY LIFE INSURANCE COMPANY SEPARATE ACCOUNT A


                             CROSS REFERENCE SHEET


                              PART A -- PROSPECTUS



                                   ITEM NUMBER
                                   IN FORM N-4                                                       CAPTION
---------------------------------------------------------------------------------- ------------------------------------------
1.    Cover Page..................................................................  Cover Page
2.    Definitions.................................................................  Glossary of Terms
3.    Synopsis....................................................................  Fee Tables; Highlights
4.    Condensed Financial Information.............................................  Selected Purchase Unit Data
5.    General Description of Registrant, Depositor and Portfolio Companies........  General Information; Fixed and Variable
                                                                                    Account Option(s)
6.    Deductions..................................................................  Fee Tables; Fees and Charges
7.    General Description of Variable Annuity Contracts...........................  Highlights; General Information; Purchase
                                                                                    Period; Transfers Between Investment
                                                                                    Options; Other Contract Features
8.    Annuity Period..............................................................  Payout Period
9.    Death Benefit...............................................................  Death Benefits
10.   Purchases and Contract Value................................................  Purchase Period; Surrender of Account
                                                                                    Value
11.   Redemptions.................................................................  Surrender of Account Value
12.   Taxes.......................................................................  Federal Taxes Matters
13.   Legal Proceedings...........................................................  Legal Proceedings
14.   Table of Contents of Statement of Additional Information....................  Table of Contents of
                                                                                    Statement of Additional Information



                 PART B -- STATEMENT OF ADDITIONAL INFORMATION

Certain information required in Part B of the Registration Statement has been included within the Prospectus forming part of this Registration Statement; the following cross-references suffixed with a "P" are made by reference to the captions in the Prospectus.



                    ITEM NUMBER
                    IN FORM N-4                                      CAPTION
--------------------------------------------------- ----------------------------------------
15.   Cover Page...................................  Cover Page
16.   Table of Contents............................  Table of Contents
17.   General Information and History..............  General Information (P); Fixed and
                                                     Variable Account Option(s) (P)
18.   Services.....................................  General Information (P); Experts
19.   Purchase of Securities Being Offered.........  Purchase Period (P)
20.   Underwriters.................................  Distribution of Variable Annuity
                                                     Contracts; General Information (P)
21.   Calculation of Performance Data..............  Not Applicable
22.   Annuity Payments.............................  Payout Period (P); Purchase Unit Value;
                                                     Payout Payments
23.   Financial Statements.........................  General Information (P); Experts


                                     PART C

Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.

The Variable Annuity Life Insurance Company
Separate Account A
Units of Interest Under Group and Individual
Fixed and Variable Deferred Annuity Contracts
Portfolio Director(R) Plus, Portfolio Director 2, and Portfolio Director

For Series 1.00 to 12.00                                            May 1, 2017


Prospectus

The Variable Annuity Life Insurance Company ("VALIC") offers certain series of Portfolio Director Plus, Portfolio Director 2, and Portfolio Director (referred to collectively as "Portfolio Director" in this prospectus), comprising group and individual fixed and variable deferred annuity contracts for Participants who receive certificates in certain employer-sponsored qualified retirement plans (the "Contracts"). Nonqualified contracts are also available for certain employer plans as well as for certain after-tax arrangements that are not part of an employer's plan.

The Contracts permit Participants to invest in and receive retirement benefits in one or more Fixed Account Options and/or an array of Variable Account Options described in this prospectus. If your Contract is part of your employer's retirement program, that program will describe which Variable Account Options are available to you. If your Contract is a tax-deferred nonqualified annuity that is not part of your employer's retirement plan, those Variable Account Options that are invested in Mutual Funds available to the public outside of annuity contracts, life insurance contracts, or certain employer-sponsored retirement plans will not be available within your Contract.

--------------------------------------------------------------------------------

This prospectus provides information employers and Participants should know before investing in the Contracts and will help each make decisions for selecting various investment options and benefits. Please read and retain this prospectus for future reference.


A Statement of Additional Information, dated May 1, 2017, contains additional information about the Contracts and is part of this prospectus. For a free copy call 1-800-448-2542. The table of contents for the Statement of Additional Information ("SAI") is shown at the end of this prospectus. The SAI has been filed with the Securities and Exchange Commission ("SEC") and is available along with other related materials at the SEC's internet web site (http://www.sec.gov).


Investment in the Contracts is subject to risk that may cause the value of the Owner's investment to fluctuate, and when the Contracts are surrendered, the value may be higher or lower than the Purchase Payments.

The SEC has not approved or disapproved these securities or passed upon the adequacy or accuracy of this Prospectus. Any representation to the contrary is a criminal offense.

Variable Account Options
--------------------------------------------------------------------------------


VALIC Company I Funds               VALIC Company II Funds              Public Funds
Asset Allocation Fund               Aggressive Growth Lifestyle Fund    American Beacon Holland Large Cap Growth Fund
Blue Chip Growth Fund               Capital Appreciation Fund           Ariel Appreciation Fund
Broad Cap Value Income Fund         Conservative Growth Lifestyle Fund  Ariel Fund
Capital Conservation Fund           Core Bond Fund                      Invesco Balanced-Risk Commodity Strategy Fund
Core Equity Fund                    Government Money Market II Fund     SunAmerica 2020 High Watermark Fund*
Dividend Value Fund                 High Yield Bond Fund                T. Rowe Price Retirement 2015 Fund
Dynamic Allocation Fund             International Opportunities Fund    T. Rowe Price Retirement 2020 Fund
Emerging Economies Fund             Large Cap Value Fund                T. Rowe Price Retirement 2025 Fund
Foreign Value Fund                  Mid Cap Growth Fund                 T. Rowe Price Retirement 2030 Fund
Global Real Estate Fund             Mid Cap Value Fund                  T. Rowe Price Retirement 2035 Fund
Global Social Awareness Fund        Moderate Growth Lifestyle Fund      T. Rowe Price Retirement 2040 Fund
Global Strategy Fund                Small Cap Growth Fund               T. Rowe Price Retirement 2045 Fund
Government Money Market I Fund      Small Cap Value Fund                T. Rowe Price Retirement 2050 Fund
Government Securities Fund          Socially Responsible Fund           T. Rowe Price Retirement 2055 Fund
Growth Fund                         Strategic Bond Fund                 T. Rowe Price Retirement 2060 Fund
Growth & Income Fund                                                    Vanguard Lifestrategy Conservative Growth Fund
Health Sciences Fund                                                    Vanguard Lifestrategy Growth Fund
Inflation Protected Fund                                                Vanguard Lifestrategy Moderate Growth Fund
International Equities Index Fund                                       Vanguard Long-Term Investment-Grade Fund
International Government Bond Fund                                      Vanguard Long-Term Treasury Fund
International Growth Fund                                               Vanguard Wellington Fund
Large Cap Core Fund                                                     Vanguard Windsor II Fund
Large Capital Growth Fund                                               * closed to new investments August 31, 2012
Mid Cap Index Fund
Mid Cap Strategic Growth Fund
Nasdaq-100(R) Index Fund
Science & Technology Fund
Small Cap Aggressive Growth Fund
Small Cap Fund
Small Cap Index Fund
Small Cap Special Values Fund
Small-Mid Growth Fund
Stock Index Fund
Value Fund

Table of Contents
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                                                                 Page
                                                                 ----

Glossary of Terms...............................................   3

Fee Tables......................................................   4

Highlights......................................................   7

General Information.............................................   8
   About the Contracts..........................................   8
   About VALIC..................................................   9
   American Home Assurance Company..............................   9
   About VALIC Separate Account A...............................   9
   Units of Interest............................................  10
   Distribution of the Contracts................................  10
   Administration of the Contracts..............................  10

Fixed and Variable Account Options..............................  11
   Fixed Account Options........................................  11
   Variable Account Options.....................................  11

Purchase Period.................................................  15
   Account Establishment........................................  15
   When Your Account Will Be Credited...........................  16
   Purchase Units...............................................  16
   Calculation of Value for Fixed Account Options...............  16
   Calculation of Value for Variable Account Options............  17
   Premium Enhancement Credit...................................  17
   Stopping Purchase Payments...................................  18

Transfers Between Investment Options............................  18
   During the Purchase Period -- Policy Against Market
     Timing and Frequent Transfers..............................  18
   Communicating Transfer or Reallocation Instructions..........  19
   Effective Date of Transfer...................................  19
   Transfers During the Payout Period...........................  20

Fees and Charges................................................  20
   Account Maintenance Charge...................................  20
   Surrender Charge.............................................  20
       Amount of Surrender Charge...............................  20
       10% Free Withdrawal......................................  20
       Exceptions to Surrender Charge...........................  21
   Premium Tax Charge...........................................  21
   Separate Account Charges.....................................  21
       Reduction or Waiver of Account Maintenance,
         Surrender, or Separate Account Charges.................  21
       Separate Account Expense Reimbursements or Credits.......  22
   Market Value Adjustment ("MVA")..............................  22
   Other Charges................................................  23

Payout Period...................................................  23
   Fixed Payout.................................................  23
   Assumed Investment Rate......................................  23
   Variable Payout..............................................  23
   Combination Fixed and Variable Payout........................  24
   Partial Annuitization........................................  24
   Payout Date..................................................  24
   Payout Options...............................................  24
   Payout Information...........................................  25


                                                                 Page
                                                                 ----

Surrender of Account Value......................................  25
   When Surrenders Are Allowed..................................  25
   Surrender Process............................................  25
   Amount That May Be Surrendered...............................  26
   Surrender Restrictions.......................................  26
   Partial Surrenders...........................................  26
   Systematic Withdrawals.......................................  27
   Distributions Required by Federal Tax Law....................  27

Exchange Privilege..............................................  27

Death Benefits..................................................  27
   The Process..................................................  27
   Beneficiary Information......................................  27
       Spousal Beneficiaries....................................  28
       Beneficiaries Other Than Spouses.........................  28
   Special Information for Individual Nonqualified Contracts....  28
   During the Purchase Period...................................  28
   Interest Guaranteed Death Benefit............................  28
   Standard Death Benefit.......................................  29
   During the Payout Period.....................................  29

Other Contract Features.........................................  30
   Changes That May Not Be Made.................................  30
   Change of Beneficiary........................................  30
   Contingent Owner.............................................  30
   Cancellation -- The "Free Look" Period.......................  30
   We Reserve Certain Rights....................................  30
   Relationship to Employer's Plan..............................  31

Voting Rights...................................................  31
   Who May Give Voting Instructions.............................  31
   Determination of Fund Shares Attributable to Your Account....  31
       During the Purchase Period...............................  31
       During the Payout Period or after a Death Benefit
         Has Been Paid..........................................  31
   How Fund Shares Are Voted....................................  31

Federal Tax Matters.............................................  31
   Types of Plans...............................................  31
   Tax Consequences in General..................................  32
   U.S. Department of Labor Fiduciary Regulation................  33

Legal Proceedings...............................................  34

Financial Statements............................................  34

Table of Contents of Statement of Additional Information........  34

Appendix A -- Selected Purchase Unit Data....................... A-1

Appendix B -- Living Benefits................................... B-1

Glossary of Terms
--------------------------------------------------------------------------------


Unless otherwise specified in this prospectus, the words "we," "us," "our," "Company," and "VALIC" mean The Variable Annuity Life Insurance Company and the words "you" and "your" mean the Participant, or the individual purchasing an individual Contract.

Other specific terms we use in this prospectus are:

Account Value -- the total sum of your Fixed Account Option and/or Variable Account Option that has not yet been applied to your Payout Payments.

Annuitant -- the individual (in most cases, you) to whom Payout Payments will be paid.

Annuity Service Center -- VALIC Document Control, P.O. Box 15648, Amarillo, Texas 79105.

Assumed Investment Rate --The rate used to determine your first monthly payout payment per thousand dollars of account value in your Variable Account Option.

Beneficiary -- the individual designated to receive Payout Payments upon the death of the Annuitant.

Business Day -- any weekday that the New York Stock Exchange ("NYSE") is open for trading. Normally, the NYSE is open Monday through Friday through 4:00 p.m. Eastern time ("Market Close"). On holidays or other days when the NYSE is closed, such as Good Friday, the Company is not open for business.

Code -- the Internal Revenue Code of 1986, as amended.

Contract Owner -- the individual or entity to whom the Contract is issued. For a group Contract, the Contract Owner will be the employer purchasing the Contract for a retirement plan.

Division -- the portion of the Separate Account invested in a particular Mutual Fund. Each Division is a subaccount of VALIC Separate Account A.

Fixed Account Option -- an account that is guaranteed to earn at least a minimum rate of interest while invested in VALIC's general account.

Guided Portfolio Advantage/SM/ /Guided Portfolio Services(R) ("GPA" and "GPS", respectively) -- are financial advice services offered by VALIC Financial Advisors, Inc., a registered investment adviser and Company subsidiary. A separate investment advisory fee and agreement are required for either of these services, if available under an employer's retirement plan. The Living Benefits are not available with GPA or GPS.

Home Office -- located at 2929 Allen Parkway, Houston, Texas 77019.


Living Benefit -- an optional guaranteed minimum withdrawal benefit designed to help you create a guaranteed income stream for a specified period of time or as long as you and your spouse live, even if your entire Account Value has been reduced to zero. IncomeLOCK(R) +6, IncomeLOCK(R) +8 (together, "IncomeLOCK Plus") and IncomeLOCK(R) are no longer available for purchase. See "Appendix B" for information on these Living Benefits.


Mutual Fund or Fund -- the investment portfolio(s) of a registered open-end management investment company, which serves as the underlying investment vehicle for each Division represented in VALIC Separate Account A.

Participant -- the individual (in most cases, you) who makes purchase payments or for whom purchase payments are made.

Participant Year -- a 12 month period starting with the issue date of a Participant's Contract certificate and each anniversary of that date.

Payout Payments -- annuity payments withdrawn in a steady stream during the Payout Period.

Payout Period -- the time when you begin to withdraw your money in Payout Payments. This may also may be called the "Annuity Period."

Payout Unit -- a measuring unit used to calculate Payout Payments from your Variable Account Option. Payout Units measure value, which is calculated just like the Purchase Unit value for each Variable Account Option except that the initial Payout Unit includes a factor for the Assumed Investment Rate selected. Payout Unit values will vary with the investment experience of the VALIC Separate Account A Division.

Proof of Death -- a certified copy of the death certificate, a certified copy of a decree of a court of competent jurisdiction as to death, a written statement by an attending physician, or any other proof satisfactory to VALIC.

Purchase Payments -- an amount of money you or your employer pay to VALIC to receive the benefits of a Contract.

Purchase Period -- the accumulation period or time between your first Purchase Payment and the beginning of your Payout Period (or surrender). Also may be called the "Accumulation Period."

Purchase Unit -- a unit of interest owned by you in your Variable Account
Option.

Systematic Withdrawals -- payments withdrawn on a regular basis during the Purchase Period.

VALIC Separate Account A or Separate Account -- a segregated asset account established by VALIC under the Texas Insurance Code. The purpose of the VALIC Separate Account A is to receive and invest your Purchase Payments and Account Value in the Variable Account Option, if selected.

Variable Account Option -- investment options that correspond to Separate Account Divisions available under the Contracts.

Fee Tables
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 The following tables describe the fees and expenses that you may pay when buying, owning, and surrendering the Contract. The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, or transfer cash value between investment options.

 Contract Owner/Participant Transaction Expenses

Maximum Surrender Charge (1)                                    5.00%
----------------------------------------------------------------------
Maximum Loan Application Fee (per loan)                          $75
----------------------------------------------------------------------
State Premium Taxes (as a percentage of the amount annuitized)  0-3.5%
----------------------------------------------------------------------

 The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including the Variable Account Option fees and expenses.

 Separate Account Charges


                                                                                           $3.75
                                                                                            Per
Variable Account Option Maintenance Charge (2)                                            Quarter
--------------------------------------------------------------------------------------------------
                                                                                           Annual
                                                                                          Separate
Mortality and Expense Risk Separate Account Charges for each Variable Account Option (3)  Account
(as a percentage of assets invested):                                                     Fee (%)
--------------------------------------------------------------------------------------------------
   VALIC Company I Funds (34 Funds) (4)                                                     1.00
--------------------------------------------------------------------------------------------------
   VALIC Company II Funds (15 Funds) (4)                                                    0.75
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   Public Funds
--------------------------------------------------------------------------------------------------
       American Beacon Holland Large Cap Growth Fund, Investor Shares                       1.00
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       Ariel Appreciation Fund, Investor Shares                                             1.00
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       Ariel Fund, Investor Shares                                                          1.00
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       Invesco Balanced-Risk Commodity Strategy Fund, R5 Shares                             1.00
--------------------------------------------------------------------------------------------------
       SunAmerica 2020 High Watermark Fund, Class I (closed to new investments)             1.25
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       T. Rowe Price Retirement 2015 Fund, Advisor Shares                                   1.00
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       T. Rowe Price Retirement 2020 Fund, Advisor Shares                                   1.00
--------------------------------------------------------------------------------------------------
       T. Rowe Price Retirement 2025 Fund, Advisor Shares                                   1.00
--------------------------------------------------------------------------------------------------
       T. Rowe Price Retirement 2030 Fund, Advisor Shares                                   1.00
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       T. Rowe Price Retirement 2035 Fund, Advisor Shares                                   1.00
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       T. Rowe Price Retirement 2040 Fund, Advisor Shares                                   1.00
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       T. Rowe Price Retirement 2045 Fund, Advisor Shares                                   1.00
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       T. Rowe Price Retirement 2050 Fund, Advisor Shares                                   1.00
--------------------------------------------------------------------------------------------------
       T. Rowe Price Retirement 2055 Fund, Advisor Shares                                   1.00
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       T. Rowe Price Retirement 2060 Fund, Advisor Shares                                   1.00
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       Vanguard Lifestrategy Conservative Growth Fund, Investor Shares                      1.25
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       Vanguard Lifestrategy Growth Fund, Investor Shares                                   1.25
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       Vanguard Lifestrategy Moderate Growth Fund, Investor Shares                          1.25
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       Vanguard Long-Term Investment-Grade Fund, Investor Shares                            1.00
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       Vanguard Long-Term Treasury Fund, Investor Shares                                    1.00
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       Vanguard Wellington Fund, Investor Shares                                            1.25
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       Vanguard Windsor II Fund, Investor Shares                                            1.25
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 Optional IncomeLOCK Plus Fee


 If you elected this optional Living Benefit feature, the fee for IncomeLOCK Plus is calculated as a percentage of the Benefit Base.(5)


 Number of Covered Persons  Initial Annual Fee Rate Maximum Annual Fee Rate(6)
 -------------------------  ----------------------- --------------------------
 For One Covered Person              1.10%                     2.20%
 For Two Covered Persons             1.35%                     2.70%

 Underlying Mutual Fund Expenses

 The next table shows the minimum and maximum total operating expenses charged by the Mutual Funds that you may pay periodically during the time that you own the Contract. More detail concerning each Mutual Fund's fees and expenses is contained in the prospectus for each Mutual Fund.


Total Annual Mutual Fund Operating Expenses                                               Minimum Maximum
----------------------------------------------------------------------------------------------------------
(Expenses that are deducted from the assets of a Mutual Fund, including management fees,
distribution and/or service (12b-1) fees, and other expenses)                              0.13%  2.15%(7)
----------------------------------------------------------------------------------------------------------

--------
 Footnotes to the Fee Tables

 (1) The maximum surrender charge is the lessor of 5% of the amount withdrawn or 5% of the Purchase Payments received within the past 60 months. If no Purchase Payments are received within the past 60 months, the surrender charge will be zero. Reductions in the surrender charge are available if certain conditions are met. See "Reduction or Waiver of Account Maintenance, Surrender, or Separate Account Charges" and "Exceptions to Surrender Charge."

 (2) Reductions in the account maintenance charge are available if certain conditions are met. See "Reduction or Waiver of Account Maintenance, Surrender, or Separate Account Charges" and "Exceptions to Surrender Charge."

 (3) See "Purchase Unit Value" in the SAI for a discussion of how the separate account charges impact the calculation of each Division's unit value. Reductions in the Separate Account Charges may be available for plan types meeting certain criteria. See "Reduction or Waiver of Account Maintenance, Surrender, or Separate Account Charges."

 (4) See cover page for a list of the VALIC Company I and VALIC Company II Variable Account Options offered by this prospectus.


 (5) The fee is assessed against the Benefit Base which determines the basis of the Covered Person(s) guaranteed lifetime benefit. The fee is deducted from your Account Value at the end of the first quarter following election and quarterly thereafter. For a complete description of how the Benefit Base is calculated, see "IncomeLOCK Plus in Appendix B."

 (6) The Initial Annual Fee Rate is guaranteed not to change for the first Benefit Year. Subsequently, the fee rate may change quarterly subject to the parameters identified in the table below. Any fee adjustment is based on a non-discretionary formula tied to the change in the Volatility Index ("VIX(R)"), an index of market volatility reported by the Chicago Board Options Exchange. Your Fee Rate will increase or decrease on a Benefit Quarter Anniversary based on the change in the average value of the VIX from one Benefit Quarter to the next Benefit Quarter. For the formula to calculate the fee, see "Appendix B."


                           Minimum Annual Maximum Annual Maximum Annualized Fee Rate
Number of Covered Persons     Fee Rate       Fee Rate       Decrease or Increase*
------------------------------------------------------------------------------------
  One Covered Person           0.60%          2.20%               +/-0.25%
------------------------------------------------------------------------------------
  Two Covered Persons          0.60%          2.70%               +/-0.25%
------------------------------------------------------------------------------------

        *The fee rate can increase or decrease no more than 0.0625% each Benefit Quarter (0.25%/4).


 In accordance with the investment requirements associated with the election of a Living Benefit, you may, but are not required to, invest a portion of your assets in the Dynamic Allocation Fund. The Dynamic Allocation Fund utilizes an investment strategy that is intended, in part, to maintain a relatively stable exposure to equity market volatility over time. Accordingly, when the equity market is in a prolonged state of higher volatility, your Fee Rate may be increased due to VIX indexing and the Dynamic Allocation Fund may decrease its exposure to equity markets, thereby potentially reducing the likelihood that you will achieve a higher Anniversary Value. Additionally, the increased fee will continue to be applied against your fixed and separate account assets. Conversely, when the equity market is in a prolonged state of lower volatility, your Fee Rate may be decreased and the Dynamic Allocation Fund may increase its exposure to equity markets, providing you with the potential to achieve a higher Anniversary Value.


 (7) The Mutual Fund with the highest operating expenses is the 2020 High Watermark Fund which was closed to new investments August 31, 2012. The Fund's adviser, SunAmerica Asset Management LLC, is contractually obligated to waive its fees and/or reimburse expenses to the extent that the Fund's Total Annual Fund Operating Expenses exceed 1.18%. This fee waiver and expense reimbursement will continue in effect indefinitely, unless terminated by the Board of Trustees of the Fund, including a majority of its independent trustees. See the Fund prospectus for additional information regarding the contractual expense limitation.

--------------------------------------------------------------------------------

Examples

These examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner/Participant transaction expenses, Contract fees, Separate Account annual expenses and the Variable Account Option fees and expenses. Each example assumes that you invest a single Purchase Payment of $10,000 in the Contract for the time periods indicated and that your investment has a 5% return each year. Neither example includes the effect of premium taxes upon annuitization, which, if reflected, would result in higher costs. Your actual costs may be higher or lower than the examples below.


The first set of examples assumes the maximum fees and expenses, including the maximum separate account charge of 1.25%, investment in a Variable Account Option with the highest total expenses (2.15%).


(1) If you surrender your Contract at the end of the applicable time period:


                        1 Year 3 Years 5 Years 10 Years
                        ------ ------- ------- --------
                         $801  $1,520  $2,262   $3,697



(2) If you annuitize your Contract or you do not surrender your Contract:



                        1 Year 3 Years 5 Years 10 Years
                        ------ ------- ------- --------
                         $344  $1,048  $1,775   $3,697



The second set of examples assumes the minimum fees and expenses, including the minimum separate account charge of 0.75%, investment in a Variable Account Option with the lowest total expenses (0.13%).


(1) If you surrender your Contract at the end of the applicable time period:

                        1 Year 3 Years 5 Years 10 Years
                        ------ ------- ------- --------
                         $559   $785    $995    $1,102

(2) If you annuitize your Contract or you do not surrender your Contract:

                        1 Year 3 Years 5 Years 10 Years
                        ------ ------- ------- --------
                         $91    $285    $495    $1,102


The third set of examples is applicable if you previously elected the IncomeLOCK Plus feature and assumes the maximum fees and expenses, including the maximum separate account charge of 1.25%, investment in a Variable Account Option with the highest total expenses (2.15%), and election of the IncomeLOCK Plus feature for Two Covered Persons (for the first year calculated at the initial annual fee rate of 1.35% and at the maximum annual fee rate of 2.70% for remaining years).

(1) If you surrender your Contract at the end of the applicable time period:



                        1 Year 3 Years 5 Years 10 Years
                        ------ ------- ------- --------
                         $928  $2,238  $3,398   $5,784



(2) If you annuitize your Contract or you do not surrender your Contract (the IncomeLOCK Plus feature terminates at annuitization):



                        1 Year 3 Years 5 Years 10 Years
                        ------ ------- ------- --------
                         $477  $1,803  $2,972   $5,784


Note: These examples should not be considered representative of past or future expenses for any Variable Account Option or for any Mutual Fund. Actual expenses may be greater or less than those shown above. Similarly, the 5% annual rate of return assumed in the examples is not an estimate or guarantee of future investment performance.

For Purchase Unit data for each of the Variable Account Options offered by this prospectus, which includes annual beginning and ending unit values and the number of units outstanding at the end of each period, see "Appendix A -- Selected Purchase Unit Data."

Highlights
--------------------------------------------------------------------------------

The Portfolio Director Fixed and Variable Annuity is a Contract between you and the Company. It is designed to help you invest on a tax-deferred basis and meet long-term financial goals. There are minimum Purchase Payment amounts required to purchase a Contract. Purchase Payments may be invested in a variety of variable and fixed account options. Like all deferred annuities, the Contract has a Purchase Period and a Payout Period. During the Purchase Period, you invest money in your Contract. The Payout Period begins when you start receiving income payments from your annuity to provide for your retirement.

Purchase Requirements: Purchase Payments may be made at any time and in any amount, subject to plan, VALIC, or Code limitations. The minimum amount to establish a new Multi-Year Enhanced Option guarantee period (MVA Band), as described in the Contract, may be changed from time to time by the Company. The maximum single payment that may be applied to any account without prior Home Office approval is $1,000,000. For more information on Purchase Payments, refer to the "Purchase Period."

Right to Cancel: You may cancel your Contract within 20 days after receiving it (or whatever period is required in your state). We will return your original Purchase Payment or whatever your Contract is worth on the day that we receive your request, depending on your state law. See "Other Contract Features."

Expenses: There are fees and charges associated with the Contract. During the Purchase Period, if any portion of your account is invested in a Variable Account Option, a quarterly account maintenance charge of $3.75 is charged to your account. The Contract maintenance charge may be waived for certain group contracts. We also deduct Separate Account Charges of up to 1.25% annually of the average daily value of your Contract allocated to the Variable Account Options. See the "Fee Tables" and "Fees and Charges."


Living Benefits: A Living Benefit is a guaranteed minimum withdrawal benefit and is designed to help you create a guaranteed income stream for as long as you live, or as long as you and your spouse live, even if the entire Account Value has been reduced to zero, provided withdrawals taken are within the parameters of the applicable feature. A Living Benefit may offer protection in the event your Account Value declines due to unfavorable investment performance, certain withdrawal activity, if you live longer than expected or any combination of these factors. Living Benefits (IncomeLOCK +6, IncomeLOCK +8 and IncomeLOCK) are no longer available for purchase. See "Appendix B" for information on these Living Benefits.


Federal Tax Information: Although deferred annuity contracts such as Portfolio Director can be purchased with after-tax dollars, they are primarily used in connection with retirement programs that already receive favorable tax treatment under federal law.

Annuities, custodial accounts and trusts used to fund tax-qualified retirement plans and programs (such as those established under Code sections 403(b) or 401(k) and IRAs) generally defer payment on taxes and earnings until withdrawal. If you are considering an annuity to fund a tax-qualified plan or program, you should know that an annuity generally does not provide additional tax deferral beyond the tax-qualified plan or program itself. Annuities, however, may provide other important features and benefits such as the income payout option, which means that you can choose to receive periodic payments for the rest of your life or for a certain number of years, and a minimum guaranteed death benefit, which protects your Beneficiaries if you die before you begin the income payout option. Before purchasing a deferred annuity for use in a qualified retirement plan or program, you should seek tax advice from your own tax advisor. For a more detailed discussion of these income tax provisions, see "Federal Tax Matters."


Surrender Charges: Under some circumstances, a surrender charge is deducted from your account. These situations are discussed in detail in the section of this prospectus entitled "Fees and Charges -- Surrender Charge." When this happens, the surrender charge is computed in two ways and you are charged whichever amount is less. The first amount is simply 5% of whatever amount you have withdrawn. The second amount is 5% of the contributions you have made to your account during the last 60 months. See the above mentioned section for exceptions to this procedure.


Withdrawals from a Multi-Year Enhanced Option prior to the end of the applicable MVA term will be subject to a market value adjustment unless an exception applies. This may increase or reduce the amount withdrawn.

However, the market value adjustment will not reduce the amount invested in the Multi-Year Enhanced Option below the guaranteed amount.

Withdrawals are always subject to your plan provisions and federal tax restrictions, which, for plans other than section 457(b) plans, generally include a tax penalty on withdrawals made prior to age 59 1/2, unless an exception applies.

Access to Your Money: You may withdraw money from your Contract during the Purchase Period. You will pay income taxes on earnings and untaxed contributions when you withdraw them. Payments received during the Payout Period are considered partly a return of your original investment. A federal tax penalty may apply if you make withdrawals before age 59 1/2. As noted above, a withdrawal charge may apply. See "Surrender of Account Value" and "Federal Tax Matters."

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Loans: Portfolio Director offers a tax-free loan provision for tax-qualified contracts, other than individual retirement plans ("IRAs"), which gives you access to your money in the Fixed Account Options (subject to a minimum loan amount of $1,000). The availability of loans is subject to federal and state government regulations, as well as your employer's plan provisions and VALIC policy. Generally, one loan per account will be allowed. Under certain, specific circumstances, a maximum of two loans per account may be allowed. VALIC reserves the right to change this limit. We may charge a loan application fee if permitted under state law. Keep in mind that tax laws restrict withdrawals prior to age 59 1/2 and a tax penalty may apply (including on a loan that is not repaid). If you elected IncomeLOCK Plus, see Appendix B for limitations on your ability to take loans.


Transfers: There is no charge to transfer the money in your account among Portfolio Director's investment options. You may transfer your Account Values between Variable Account Options at any time during the Purchase Period, subject to certain rules.

Your Account Value in the Short-Term Fixed Account must remain there for at least 90 days before it can be transferred to other investment options. Up to 20% of your Fixed Account Plus Account Value may be transferred during each Participant Year to other investment options. If you transfer assets from Fixed Account Plus to another investment option, any assets transferred back into Fixed Account Plus within 90 days will receive a different rate of interest, than that paid for new Purchase Payments.

Amounts invested in a Multi-Year Enhanced Option may be transferred to another investment option at the end of an MVA term without application of a market value adjustment.

Once you begin receiving payments from your account (called the Payout Period), you may still transfer funds among Variable Account Options once each Participant Year.

Transfers can be made by calling VALIC's toll-free transfer service at 1-800-448-2542. For more information on account transfers, see "Transfers Between Investment Options."

Income Options: When you are ready to begin taking income, you can choose to receive income payments on a variable basis, fixed basis, or a combination of both. You may also choose from five different income options, including an option for income that you cannot outlive. See "Payout Period."

Death Benefits: Portfolio Director will pay death benefits during either the Purchase Period or the Payout Period. The death benefits are automatically included in your Contract for no additional fee. If death occurs during the Purchase Period, Portfolio Director offers an interest-guaranteed death benefit or the standard death benefit. If death occurs during the Payout Period, your Beneficiary may receive a death benefit depending on the Payout Option selected. Note that the death benefit provisions may vary from state to state. See "Death Benefits."

Inquiries: If you have questions about your Contract, call your financial advisor or contact us at 1-800-448-2542.

 Please read the prospectus carefully for more detailed information regarding these and other features and benefits of the Contract, as well as the risks of investing.

General Information
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About the Contracts

The Contracts were developed to help you save money for your retirement. A group Contract is a Contract that is purchased by an employer for a retirement plan. The employer and the plan documents will determine how contributions may be made to the Contracts. For example, the employer and plan documents may allow contributions to come from different sources, such as payroll deductions or money transfers. The amount, number, and frequency of your Purchase Payments may also be determined by the retirement plan for which your Contract was purchased. Likewise, the employer's plan may have limitations on partial or total withdrawals (surrenders), the start of annuity payments, and the type of annuity payout options you select.

The Contracts offer a combination of fixed and variable investment options that you, as a Participant, may choose to invest in to help you reach your retirement savings goals. You should consider your personal risk tolerances and your retirement plan in choosing your investment options.

The retirement savings process with the Contracts will involve two stages: the accumulation Purchase Period, and the annuity Payout Period. The accumulation period is when you make contributions into the Contracts called "Purchase Payments." The Payout Period begins when you decide to annuitize all or a portion of your Account Value. You can select from a wide array of payout options including both fixed and variable payments. For certain types of retirement plans, such as 403(b) plans, there may be statutory restrictions on withdrawals as disclosed in the plan documents. Refer to your plan document for guidance and any rules or restrictions regarding the accumulation or annuitization periods. For more information, see "Purchase Period" and "Payout Period."

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About VALIC

We were originally organized on December 21, 1955 as The Variable Annuity Life Insurance Company of America Incorporated, located in Washington, D.C. We reorganized in the State of Texas on August 20, 1968, as Variable Annuity Life Insurance Company of Texas. On November 5, 1968, the name was changed to The Variable Annuity Life Insurance Company. Our main business is issuing and offering fixed and variable retirement annuity contracts, like Portfolio Director. Our principal offices are located at 2929 Allen Parkway, Houston, Texas 77019. We have regional offices throughout the United States.

On August 29, 2001, SunAmerica Financial Group, Inc., formerly American General Corporation ("SAFG"), a holding company and VALIC's indirect parent company, was acquired by American International Group, Inc., a Delaware corporation ("AIG"). As a result, VALIC is an indirect, wholly-owned subsidiary of AIG. AIG is a leading international insurance organization serving customers in more than 100 countries and jurisdictions. AIG companies serve commercial, institutional and individual customers through one of the most extensive worldwide property-casualty networks of any insurer. In addition, AIG companies are leading providers of life insurance and retirement services in the United States. AIG common stock is listed on the New York Stock Exchange and the Tokyo Stock Exchange.

More information about AIG may be found in the regulatory filings AIG files from time to time with the SEC at www.sec.gov.

American Home Assurance Company

The information below is applicable to you only if your Contract or Certificate was issued December 29, 2006 or earlier.

Insurance obligations under Contracts issued by the Company are guaranteed by American Home Assurance Company ("American Home"), an affiliate of the Company. Insurance obligations include, without limitation, Contract value invested in any available fixed account option, death benefits and income options. The guarantee does not guarantee Contract value or the investment performance of the Variable Account Options available under the Contracts. The guarantee provides that the Company's Contract owners can enforce the guarantee directly.

American Home provided notice of termination of the General Guarantee Agreement dated March 3, 2003 (the "Guarantee") with respect to Contracts issued by VALIC. The Guarantee terminated on December 29, 2006 at 4:00 p.m. Eastern time ("Point of Termination"). Pursuant to its terms, the Guarantee will not apply to any group or individual Contract or Certificate issued after the Point of Termination. The Guarantee will remain in effect for any Contract or Certificate issued prior to the Point of Termination until all insurance obligations under such Contracts or Certificates are satisfied in full. As described in the prospectus, VALIC will continue to remain obligated under all of its Contracts and Certificates, regardless of issue date, in accordance with the terms of those Contracts and Certificates.

American Home is a stock property-casualty insurance company incorporated under the laws of the State of New York on February 7, 1899. American Home's principal executive office is located at 175 Water Street, New York, New York 10038. American Home is licensed in all 50 states of the United States and the District of Columbia, as well as certain foreign jurisdictions, and engages in a broad range of insurance and reinsurance activities. American Home is an indirect wholly owned subsidiary of American International Group, Inc.

About VALIC Separate Account A

When you direct money to the Contract's Variable Account Options, you will be sending that money through VALIC Separate Account A. You do not invest directly in the Mutual Funds made available in the Contract. VALIC Separate Account A invests in the Mutual Funds on behalf of your account. VALIC acts as self custodian for the Mutual Fund shares owned through the Separate Account. VALIC Separate Account A is made up of what we call "Divisions." Each Division invests in a different Mutual Fund made available through the Contract. For example, Division Ten represents and invests in the VALIC Company I Stock Index Fund. The earnings (or losses) of each Division are credited to (or charged against) the assets of that Division, and do not affect the performance of the other Divisions of VALIC Separate Account A.

VALIC established Separate Account A on July 25, 1979 under Texas insurance law. VALIC Separate Account A is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended, (the "1940 Act"). Units of interest in VALIC Separate Account A are registered as securities under The Securities Act of 1933, as amended (the "1933 Act").

VALIC Separate Account A is administered and accounted for as part of the Company's business operations. However, the income, capital gains or capital losses, whether or not realized, of each Division of VALIC Separate Account A are credited to or charged against the assets held in that Division without regard to the income, capital gains or capital losses of any other Division or arising out of any other business the Company may conduct. In accordance with the terms of the Contract, VALIC Separate Account A may not be charged with the liabilities of any other Company operation. As stated in the Contract, the Texas Insurance Code requires that the assets of VALIC Separate Account A attributable to the Contract be held exclusively for the benefit of the Contract owner, Participants, annuitants, and beneficiaries of the Contracts. The

--------------------------------------------------------------------------------

commitments under the Contracts are VALIC's, and AIG and SAFG have no legal obligation to back these commitments.

Units of Interest

Your investment in a Division of VALIC Separate Account A is represented by units of interest issued by VALIC Separate Account A. On a daily basis, the units of interest issued by VALIC Separate Account A are revalued to reflect that day's performance of the underlying mutual fund minus any applicable fees and charges to VALIC Separate Account A.

Distribution of the Contracts


As of the date of this prospectus, the principal underwriter and distributor for VALIC Separate Account A is AIG Capital Services, Inc. ("ACS" or "Distributor"). ACS, an affiliate of the Company, is located at 21650 Oxnard Street, Suite 750, Woodland Hills, California 91367-4997. For more information about the Distributor, see "Distribution of Variable Annuity Contracts" in the SAI.


The Contracts are sold by licensed insurance agents who are registered representatives of broker-dealers, which are members of the Financial Industry Regulatory Authority, unless such broker-dealers are exempt from the broker-dealer registration requirements of the Securities Exchange Act of 1934, as amended. VALIC receives payments from some Fund companies for exhibitor booths at meetings and to assist with the education and training of VALIC financial advisors.

VALIC sometimes retains and compensates business consultants to assist VALIC in marketing group employee benefit services to employers. VALIC business consultants are not associated persons of VALIC and are not authorized to sell or market securities or insurance products to employers or to group plan participants. The fees paid to such business consultants are part of VALIC's general overhead and are not charged back to employers, group employee benefit plans or plan participants.

VALIC financial advisors who sell the Contracts will be compensated for such sales by commissions ranging up to 5.0% of each first-year Purchase Payment. The financial advisors will receive commissions of up to 0.85% for level Purchase Payments in subsequent years and up to 5.0% on increases in the amount of Purchase Payments in the year of the increase. During the first two years of employment, financial advisors may also receive developmental commissions of up to 4% for each first-year Purchase Payment and for increases in the amount of Purchase Payments.

Independent broker-dealers who sell the Contracts will be compensated for such sales by commissions ranging up to 4.0% of each Purchase Payment and may also receive an annual trail (a reduced commission paid after the initial purchase).

In addition, the Company and the Distributor may enter into marketing and/or sales agreements with certain broker-dealers regarding the promotion and marketing of the Contracts. The sales commissions and any marketing arrangements as described are paid by the Company and are not deducted from Purchase Payments. We anticipate recovering these amounts from the fees and charges collected under the Contract. See also the "Fees and Charges" section in this prospectus.

Administration of the Contracts

VALIC is responsible for the administrative servicing of your contract. Please contact the Annuity Service Center at 1-800-448-2542, if you have any comments, questions or service requests.

Business Disruption and Cyber Security Risks. VALIC relies heavily on interconnected computer systems and digital data to conduct its variable product business activities. Because VALIC's business is highly dependent upon the effective operation of its computer systems and those of its business partners, VALIC's business is vulnerable to disruptions from physical disruptions and utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions) and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service attacks on websites and other operational disruption and unauthorized release of confidential customer information. Such systems failures and cyber-attacks affecting VALIC, the underlying Funds, intermediaries and other affiliated or third-party service providers may adversely affect VALIC and your Contract value. For instance, systems failures and cyber-attacks may interfere with the processing of Contract transactions, including the processing of orders from VALIC's website or with the underlying Funds, impact VALIC's ability to calculate Purchase Unit Values, cause the release and possible destruction of confidential customer or business information, impede order processing, subject VALIC and/or its service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber security risks may also impact the issuers of securities in which the underlying Funds invest, which may cause the Funds underlying your Contract to lose value. There can be no assurance that VALIC or the underlying Funds or VALIC's service providers will avoid losses affecting your contract due to cyber-attacks or information security breaches in the future.

Fixed and Variable Account Options
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The Contracts offer a choice from among several Variable Account Options and three Fixed Account Options. Depending on the selection made by your employer's plan, if applicable, there may be limitations on which and how many investment options Participants may invest in at any one time. All options listed (except where noted) are available, generally, for 401(a), 403(a), 401(k), and 403(b) plans and 457(b) eligible deferred compensation plans, as well as individual retirement annuities.

This prospectus describes a Contract in which units of interest in VALIC's Separate Account A are offered. Portfolio Director will allow you to accumulate retirement dollars in Fixed Account Options and/or Variable Account Options. Variable Account Options are referred to as Divisions (subaccounts) in VALIC Separate Account A. Each Separate Account Division represents our investment in a different mutual fund. This prospectus describes only the variable aspects of Portfolio Director except where the Fixed Account Options are specifically mentioned.

Fixed Account Options

Portfolio Director features up to three guaranteed fixed options that are each part of the general account assets of the Company. These assets are invested in accordance with applicable state regulations to provide fixed-rate earnings and guarantee safety of principal. The guarantees are backed by the claims-paying ability of the Company, and not the Separate Account. A tax-deferred nonqualified annuity may include the guaranteed fixed options. The Fixed Account Options are not subject to regulation under the 1940 Act and are not required to be registered under the 1933 Act. As a result, the SEC has not reviewed data in this prospectus that relates to Fixed Account Options. However, federal securities law does require such data to be accurate and complete.

      Fixed Account Options                Investment Objective
      ---------------------                --------------------
      Fixed Account Plus          This account provides fixed-return
                                  investment growth for the long-term. It
                                  is credited with interest at rates set
                                  by VALIC. The account is guaranteed to
                                  earn at least a minimum rate of
                                  interest as shown in your Contract.
                                  Your money may be credited with a
                                  different rate of interest depending on
                                  the time period in which it is
                                  accumulated. Purchase Payments
                                  allocated to a Fixed Account Plus will
                                  receive a current rate of interest.
                                  There are limitations on transfers out
                                  of this option. If you transfer assets
                                  from Fixed Account Plus to another
                                  investment option, any assets
                                  transferred back into Fixed Account
                                  Plus within 90 days will receive a
                                  different rate of interest, than that
                                  paid for new Purchase Payments.

      Short-Term Fixed Account    This account provides fixed-return
                                  investment growth for the short-term.
                                  It is credited with interest at rates
                                  set by VALIC, which may be lower than
                                  the rates credited to Fixed Account
                                  Plus, above. The account is guaranteed
                                  to earn at least a minimum rate of
                                  interest as shown in your Contract.
                                  Your money may be credited with a
                                  different rate of interest depending on
                                  the time period in which it is
                                  accumulated.

      Multi-Year Enhanced Option  This account is a long-term investment
       ("Multi-Year Option")      option, providing a guaranteed interest
                                  rate for a guaranteed period (three,
                                  five, seven, or ten years) ("MVA
                                  Term"). See your Contract for minimum
                                  investment amounts and other
                                  requirements and restrictions. This
                                  option may not be available in all
                                  employee plans or states. All MVA Terms
                                  may not be available. See your
                                  financial advisor for information on
                                  the MVA Terms that are currently
                                  offered.

Generally, for most series of Portfolio Director, a current interest rate is declared at the beginning of each calendar month, and is applicable to new contributions received during that month. Interest is credited to the account daily and compounded at an annual rate. VALIC guarantees that all contributions received during a calendar month will receive that month's current interest rate for the remainder of the calendar year. Our practice, though not guaranteed, is to continue crediting interest at that same rate for such purchase payments for one additional calendar year. Thereafter, the amounts may be consolidated with contributions made during other periods and will be credited with interest at a rate which the Company declares annually on January 1 and guarantees for the remainder of the calendar year. The interest rates and periods may differ between the series of Portfolio Director. Some series of Portfolio Director may offer a higher interest rate on Fixed Account Plus. This interest crediting policy is subject to change, but any changes made will not reduce the current rate below your contractually guaranteed minimum or reduce monies already credited to the account.

Variable Account Options


The Contracts enable you to participate in Divisions that represent the Variable Account Options shown below. These Divisions comprise all of the Variable Account Options that are made available through VALIC Separate Account
A. According to your retirement program, you may not be able to invest in all of the Variable Account Options described in this prospectus. You may be subject to further limits on how many options you may be invested in at any one time or how many of the options you are invested in may be involved in certain transactions at any one time. We reserve the right to limit the investment options available under your Contract if you elected a Living Benefit, as described in Appendix B below.


Several of the Variable Account Options offered through VALIC's Separate Account A are also available to the general public (retail investors) outside of annuity contracts, life insurance contracts, or certain employer-sponsored retirement plans. These funds are listed in the front of the prospectus as "Public Funds." If your Contract is a tax-deferred nonqualified annuity that is not part of your employer's retirement plan, or if

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your Contract is issued under a deferred compensation plan (other than an eligible governmental 457(b) plan), those Variable Account Options that are invested in Public Funds will not be available within your Contract, due to Code requirements concerning investor control. Therefore, the nonqualified annuities listed above and ineligible deferred compensation 457(f) plans and private sector top-hat plans (generally, an unfunded deferred compensation plan maintained by an employer primarily for the purpose of providing deferred compensation for a select group of management or highly-compensated employees) may invest only in VALIC Company I and II.

The Variable Account Options shown below are grouped by asset class (e.g., domestic large-cap equity, small-cap equity, fixed income, and others). We also identify each Fund's investment adviser and, if applicable, investment sub-adviser. See the separate Fund prospectuses for more detailed information on each Fund's management fees and total expenses, investment objective, strategies and risks, as well as a history of any changes to a Fund's investment adviser or sub-adviser. You should read the prospectuses carefully before investing. Additional copies are available from VALIC at 1-800-448-2542 or online at www.valic.com.

Refer to your employer's retirement program documents for a list of the employer-selected Variable Account Options and any limitations on the number of Variable Account Options you may choose. All Funds may not be available for all plans or individual or group contracts.

Shares of certain of the Mutual Funds are also sold to separate accounts of other insurance companies that may or may not be affiliated with us. This is known as "shared funding." These Mutual Funds may also be sold to separate accounts that act as the underlying investments for both variable annuity contracts and variable life insurance policies. This is known as "mixed funding." There are certain risks associated with mixed and shared funding, such as potential conflicts of interest due to differences in tax treatment and other considerations, including the interests of different pools of investors. These risks may be discussed in each Mutual Fund's prospectus.

Investors seeking to achieve long term retirement security generally are encouraged to give careful consideration to the benefits of a well balanced and diversified investment portfolio. As just one example, investing one's total retirement savings in a limited number of investment options may cause that individual's retirement savings to not be adequately diversified. Spreading those assets among different types of investments can help an investor achieve a favorable rate of return in changing market or economic conditions that may cause one category of assets or particular security to perform very well while causing another category of assets or security to perform poorly. Of course, diversification is not a guarantee of gains or against losses. However, it can be an effective strategy to help manage investment risk. The United States Department of Labor provides information about the importance of diversification online at www.dol.gov/ebsa/investing.html.

SunAmerica Asset Management, LLC ("SunAmerica") is affiliated with the adviser, VALIC, due to common ownership.

Variable Account Options    Adviser/Sub-Adviser     Variable Account Options      Adviser/Sub-Adviser
------------------------    -------------------     ------------------------      -------------------

Domestic Large-Cap Equity Asset Class

 American Beacon Holland  Adviser: American Beacon   Large Cap Core Fund      Adviser: VALIC
   Large Cap Growth Fund   Advisors, Inc.                                     Sub-Adviser: Columbia
                          Sub-Adviser: Holland                                 Management Investment
                           Capital Management LLC                              Advisors, LLC ("Columbia
                                                                               Management")

 Blue Chip Growth Fund    Adviser: VALIC             Large Capital Growth     Adviser: VALIC
                          Sub-Adviser: T. Rowe         Fund                   Sub-Adviser: Massachusetts
                           Price Associates, Inc.                              Financial Services Company
                           ("T. Rowe Price")                                   ("MFS")

 Broad Cap Value Income   Adviser: VALIC             Large Cap Value Fund     Adviser: VALIC
   Fund                   Sub-Adviser: Barrow,                                Sub-Advisers: Boston Company
                           Hanley, Mewhinney &                                 and Janus Capital
                           Strauss, LLC ("Barrow                               Management LLC ("Janus")
                           Hanley")                                           Sub-Sub-Adviser: Perkins
                                                                               Investment Management LLC,
                                                                               an affiliate of Janus

 Capital Appreciation     Adviser: VALIC             Nasdaq-100(R) Index Fund Adviser: VALIC
   Fund                   Sub-Adviser: The Boston                             Sub-Adviser: SunAmerica
                           Company Asset
                           Management, LLC
                           ("Boston Company")

 Core Equity Fund         Adviser: VALIC             Socially Responsible     Adviser: VALIC
                          Sub-Adviser: BlackRock       Fund                   Sub-Adviser: SunAmerica
                           Investment Management,    Stock Index Fund         Adviser: VALIC
                           LLC ("BlackRock")                                  Sub-Adviser: SunAmerica

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Variable Account Options    Adviser/Sub-Adviser     Variable Account Options        Adviser/Sub-Adviser
------------------------    -------------------     ------------------------        -------------------

 Dividend Value Fund      Adviser: VALIC             Value Fund               Adviser: VALIC
                          Sub-Advisers: BlackRock                             Sub-Adviser: Wellington
                           and SunAmerica                                      Management Company LLP
                                                                               ("Wellington Management")

 Growth & Income Fund     Adviser: VALIC             Vanguard Windsor II Fund Advisers: Barrow Hanley;
 Growth Fund              Sub-Adviser: J.P. Morgan                             Hotchkis and Wiley Capital
                          Investment Management                                Management, LLC; Lazard
                          Inc. ("JPMIM")                                       Asset Management LLC;
                          Adviser: VALIC                                       Sanders Capital, LLC; and The
                          Sub-Adviser: American                                Vanguard Group, Inc.
                           Century Investment                                  ("Vanguard")
                           Management, Inc.
                           ("American Century")

Domestic Mid-Cap Equity Asset Class

 Ariel Appreciation Fund  Adviser: Ariel             Mid Cap Strategic        Adviser: VALIC
                          Investments, LLC             Growth Fund            Sub-Advisers: Janus and Allianz
                                                                               Global Investors U.S., LLC
 Mid Cap Growth Fund      Adviser: VALIC                                       ("Allianz")
                          Sub-Adviser: Wells
                           Capital Management
                           Incorporated ("Wells
                           Capital")

 Mid Cap Index Fund       Adviser: VALIC             Mid Cap Value Fund       Adviser: VALIC
                          Sub-Adviser: SunAmerica                             Sub-Advisers: Boston Partners
                                                                               Global Investors, Inc. d/b/a
                                                                               Boston Partners and
                                                                               Wellington Management

Domestic Small-Cap Equity Asset Class

 Ariel Fund               Adviser: Ariel             Small Cap Special        Adviser: VALIC
                          Investments, LLC             Values Fund            Sub-Advisers: Wells Capital

 Small Cap Aggressive     Adviser: VALIC
   Growth Fund            Sub-Adviser: Victory
                           Capital Management Inc.

 Small Cap Fund           Adviser: VALIC             Small-Mid Growth Fund    Adviser: VALIC
                          Sub-Advisers: JPMIM, T.                             Sub-Adviser: Goldman Sachs
                           Rowe Price and                                      Capital Management, LP
                           Bridgeway Capital                                   ("Goldman Sachs")
                           Management, LLC

 Small Cap Growth Fund    Adviser: VALIC             Small Cap Value Fund     Adviser: VALIC
                          Sub-Adviser: JPMIM                                  Sub-Advisers: JPMIM

 Small Cap Index Fund     Adviser: VALIC
                          Sub-Adviser: SunAmerica

Global Equity Asset Class (International And Domestic)

 Global Social Awareness  Adviser: VALIC             Global Strategy Fund     Adviser: VALIC
   Fund                   Sub-Adviser: SunAmerica                             Sub-Advisers: Franklin Advisers,
                                                                               Inc. and Templeton Investment
                                                                               Counsel, LLC

International Equity Asset Class

 Emerging Economies Fund  Adviser: VALIC             International Growth     Adviser: VALIC
 Foreign Value Fund       Sub-Adviser: JPMIM           Fund                   Sub-Advisers: American Century,
                          Adviser: VALIC                                       Invesco Advisers, Inc.
                          Sub-Adviser: Templeton                               ("Invesco") and MFS
                           Global Advisors Limited

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Variable Account Options    Adviser/Sub-Adviser     Variable Account Options        Adviser/Sub-Adviser
------------------------    -------------------     ------------------------        -------------------

 International Equities   Adviser: VALIC             International            Adviser: VALIC
   Index Fund             Sub-Adviser: SunAmerica      Opportunities Fund     Sub-Advisers: MFS and Delaware
                                                                               Investment Fund Advisers

Specialty Asset Class

 Global Real Estate Fund  Adviser: VALIC             Invesco Balanced-Risk    Adviser: Invesco
                          Sub-Advisers: Invesco        Commodity Strategy
                           and Goldman Sachs           Fund
                          Sub-Sub-Adviser: Invesco
                           Asset Management
                           Limited, an affiliate
                           of Invesco
 Health Sciences Fund     Adviser: VALIC             Science & Technology     Adviser: VALIC
                          Sub-Adviser: T. Rowe         Fund                   Sub-Advisers: T. Rowe Price,
                          Price                                                Allianz and Wellington
                                                                               Management

Hybrid Asset Class (Equity and Fixed Income)

 Aggressive Growth        Adviser: VALIC             T. Rowe Price            Adviser: T. Rowe Price
   Lifestyle Fund         Sub-Adviser: PineBridge      Retirement 2035 Fund
                          Investments LLC
                          ("PineBridge")
 Asset Allocation Fund    Adviser: VALIC             T. Rowe Price            Adviser: T. Rowe Price
                          Sub-Adviser: PineBridge      Retirement 2040 Fund
 Conservative Growth      Adviser: VALIC             T. Rowe Price            Adviser: T. Rowe Price
   Lifestyle Fund         Sub-Adviser: PineBridge      Retirement 2045 Fund
 Dynamic Allocation Fund  Adviser: VALIC             T. Rowe Price            Adviser: T. Rowe Price
                          Sub-Advisers:                Retirement 2050 Fund
                          AllianceBernstein L.P.
                          and SunAmerica
 Moderate Growth          Adviser: VALIC             T. Rowe Price            Adviser: T. Rowe Price
   Lifestyle Fund         Sub-Adviser: PineBridge      Retirement 2055 Fund
 SunAmerica 2020 High     Adviser: SunAmerica        T. Rowe Price            Adviser: T. Rowe Price
   Watermark Fund/1/      Sub-Adviser: Trajectory      Retirement 2060 Fund
                          Asset Management LLC
 T. Rowe Price            Adviser: T. Rowe Price     Vanguard LifeStrategy    The LifeStrategy Funds do not
   Retirement 2015 Fund                                Conservative Growth    employ an investment advisor,
                                                       Fund                   but benefit from the investment
                                                                              advisory services provided to
 T. Rowe Price            Adviser: T. Rowe Price     Vanguard LifeStrategy    the underlying funds in which
   Retirement 2020 Fund                                Growth Fund            they invest. The investment
                                                                              advisor to the underlying funds
 T. Rowe Price            Adviser: T. Rowe Price     Vanguard LifeStrategy    is Vanguard.
   Retirement 2025 Fund                                Moderate Growth Fund

 T. Rowe Price            Adviser: T. Rowe Price     Vanguard Wellington Fund Adviser: Wellington Management
   Retirement 2030 Fund

Fixed Income Asset Class

 Capital Conservation     Adviser: VALIC             Government Money Market  Adviser: VALIC
   Fund                   Sub-Adviser: PineBridge      II Fund/2/             Sub-Adviser: SunAmerica

 Core Bond Fund           Adviser: VALIC             Government Securities    Adviser: VALIC
                          Sub-Adviser: PineBridge      Fund                   Sub-Adviser: JPMIM

 Government Money Market  Adviser: VALIC             Strategic Bond Fund      Adviser: VALIC
   I Fund/2/              Sub-Adviser: SunAmerica                             Sub-Adviser: PineBridge

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Variable Account Options    Adviser/Sub-Adviser     Variable Account Options    Adviser/Sub-Adviser
------------------------    -------------------     ------------------------    -------------------

 High Yield Bond Fund     Adviser: VALIC             Vanguard Long-Term       Advisers: Wellington
                          Sub-Adviser: Wellington      Investment-Grade Fund  Management and Vanguard
                           Management

 Inflation Protected Fund Adviser: VALIC             Vanguard Long-Term       Adviser: Vanguard
                          Sub-Adviser: PineBridge      Treasury Fund

 International            Adviser: VALIC
   Government Bond Fund   Sub-Adviser: PineBridge

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/1/ Closed to new investments.
/2/ Effective September 28, 2016, the VALIC Company I Money Market I Fund and the VALIC Company II Money Market II Fund changed their names to the Government Money Market I Fund and the Government Money Market II Fund, respectively.


The Dynamic Allocation Fund has an investment strategy that may serve to reduce the risk of investment losses that could require the Company to use its own assets to make payments in connection with certain guarantees under the Contract. In addition, the Dynamic Allocation Fund may enable the Company to more efficiently manage its financial risks associated with guarantees like living and death benefits, due in part to a formula developed by affiliated insurance companies and provided to the Sub-advisers. The formula used by the Sub-advisers is described in the Fund's prospectus and may change over time based on proposals by the Company. Any changes to the formula proposed by the Company will be implemented only if they are approved by the Fund's investment adviser and the Fund's Board of Directors, including a majority of the Independent Directors. See the VALIC Company I prospectus and Statement of Additional Information for details.

A detailed description of the fees and investment objective, strategies, and risks of each Mutual Fund can be found in the current prospectus for each Fund mentioned. These prospectuses are available online at www.valic.com.

Purchase Period
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The Purchase Period begins when your first Purchase Payment is made and continues until you begin your Payout Period. This period may also be called the accumulation period, as you save for retirement. Changes in the value of each Fixed and Variable Account Option are reflected in your overall Account Value. Thus, your investment choices and their performance will affect the total Account Value that will be available for the Payout Period. The amount, number, and frequency of your Purchase Payments may be determined by the retirement plan for which your Contract was purchased. The Purchase Period will end upon death, upon surrender, or when you complete the process to begin the Payout Period.

Account Establishment

You may establish an account through a financial advisor. Initial Purchase Payments must be received by VALIC either with, or after, a completed application. If part of an employer-sponsored retirement plan, your employer is responsible for remitting Purchase Payments to us. The employer is responsible for furnishing instructions to us (a premium flow report) as to the amount being applied to your account (see below). Purchase Payments can also be made by you for IRAs and certain nonqualified Contracts ("individual contracts").

The maximum single payment that may be applied to any account without prior Home Office approval is $1,000,000. Minimum initial and subsequent Purchase Payments are as follows:

                                        Initial Subsequent
                      Contract Type     Payment  Payment
                      -------------     ------- ----------
                      Periodic Payment. $   30     $ 30
                      Single Payment... $1,000      -0-

Periodic Payment minimums apply to each Periodic Payment made. The Single Payment minimum applies to each of your accounts.

When an initial Purchase Payment is accompanied by an application, we will promptly:

  . Accept the application and establish your account. We will also apply your Purchase Payment by crediting the amount, effective the date we accept your application, to the Fixed or Variable Account Option(s) selected; or

  . Request additional information to correct or complete the application. In the case of an individual variable annuity Contract, we will return the Purchase Payments within 5 Business Days if the requested information is not provided, unless you otherwise so specify. Once you provide us with the requested information, we will establish your account and apply your Purchase Payment, effective the date we accept your application, by crediting the amount to the Fixed or Variable Account Option(s) selected; or

  .   Reject the application and return the Purchase Payment.

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If we receive Purchase Payments from your employer before we receive your completed application or enrollment form, we will not be able to establish a permanent account for you. If this occurs, we will take one of the following actions:

Return Purchase Payments. If we do not have your name, address or Social Security Number ("SSN"), we will return the Purchase Payment to your employer unless this information is immediately provided to us; or

Employer-Directed Account. At the direction of your employer, provided on a form acceptable to VALIC and accompanied by certain necessary information (such as name, address, and SSN), we may establish an account for you. In that case we will deposit your Purchase Payment in an "Employer-Directed" account invested in a Money Market Division, or other investment options chosen by your employer, and provide a Contract or certificate. If you want a financial advisor to assist you in allocating these amounts, you will first need to provide certain personal and financial information that may be required by the advisor in order to provide such assistance; or

Starter Account. If we have your name, address and SSN, but we do not have an agreement with your employer for employer directed accounts, we will deposit your Purchase Payment in a "starter" account invested in the Money Market Division option available for your plan or other investment options chosen by your employer. We will send you a follow-up letter requesting the information necessary to complete the application, including your allocation instructions. You may not transfer these amounts until VALIC has received a completed application or enrollment form.

If mandated under applicable law, we may be required to reject a Purchase Payment. We may also be required to block a Contract Owner's account and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans or death benefits, until instructions are received from the appropriate regulatory authority.

When Your Account Will Be Credited

Depending on your retirement plan, Purchase Payments may be made by your employer for your account or by you for an IRA or certain nonqualified Contracts. It is the employer's or the individual's responsibility to ensure that the Purchase Payment can be promptly posted to the appropriate account(s).

A Purchase Payment must be "in good order" before it can be posted to your account. "In good order" means that all required information and/or documentation has been supplied and that the funds (check, wire, or ACH) clearly identify the individual SSN or Group Number to which they are to be applied. To ensure efficient posting for Employer-Directed accounts, Purchase Payment information must include complete instructions, including the group name and number, each employee's name and SSN, contribution amounts (balanced to the penny for the total purchase) and the source of the funds (for example, employee voluntary, employer mandatory, employer match, transfer, rollover or a contribution for a particular tax year). Purchase Payments for individual accounts must include the name, SSN, and the source of the funds (for example, transfer, rollover, or a contribution for a particular tax year).

If the Purchase Payment is in good order as described and is received by our bank by Market Close, the appropriate account(s) will be credited the Business Day of receipt. Purchase Payments in good order received after Market Close will be credited the next Business Day.

Note that if the Purchase Payment is not in good order, the employer or individual will be notified promptly. No amounts will be posted to any accounts until all issues with the Purchase Payment have been resolved. If a Purchase Payment is not received in good order, the purchase amounts will be posted effective the Business Day all required information is received.

Purchase Units

A Purchase Unit is a unit of interest owned by you in your Variable Account Option. Purchase Unit values are calculated each Business Day following Market Close. Purchase Units may be shown as "Number of Shares" and the Purchase Unit values may be shown as "Share Price" on some account statements. See "Purchase Unit Value" in the SAI for more information and an illustration of the calculation of the unit value.

Calculation of Value for Fixed Account Options

The Fixed Account Plus and the Short-Term Fixed Accounts are part of the Company's general assets. The Multi-Year Option may be invested in either the general assets of the Company or in a separate account of the Company, depending upon state requirements. You may allocate all or a portion of your Purchase Payment to the Fixed Account Options listed in the "Fixed and Variable Accounts Options" section in this prospectus. Purchase Payments you allocate to these Fixed Account Options are guaranteed to earn at least a minimum rate of interest. Interest is paid on each of the Fixed Account Options at declared rates, which may be different for each option. With the exception of a market value adjustment, which generally will be applied to withdrawals or transfers from a Multi-Year Option prior to the end of an MVA term, we bear the entire investment risk for the Fixed Account Options. All Purchase Payments and interest earned on such amounts in your Fixed Account Option will be paid regardless of the investment results experienced by the Company's general assets. The minimum amount to establish each new Multi-Year Option guarantee period (MVA Band), as described in the Contract, may be changed from time to time by the Company.

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The value of your Fixed Account Option is calculated on a given Business Day as shown below:

             Value of Your Fixed Account Options*
         =   (equals)
             All Purchase Payments made to the Fixed Account Options
         +   (plus)
             Amounts transferred from Variable Account Options to the Fixed Account Options
         +   (plus)
             All interest earned
         -   (minus)
             Amounts transferred or withdrawn from Fixed Account
             Options (including applicable fees and charges)

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* This value may be subject to a market value adjustment under the Multi-Year Option.

Calculation of Value for Variable Account Options

You may allocate all or a portion of your Purchase Payments to the Variable Account Options listed in this prospectus as permitted by your retirement program. An overview of each of the Variable Account Options may be found in the "Fixed and Variable Account Options" section in this prospectus and in each Mutual Fund's prospectus. The Purchase Unit value of each Variable Account Option will change daily depending upon the investment performance of the underlying Mutual Fund (which may be positive or negative) and the deduction of the Separate Account Charges. See "Fees and Charges." Your account will be credited with the applicable number of Purchase Units. If the Purchase Payment is in good order as described and is received by our bank by Market Close, the appropriate account(s) will be credited the Business Day of receipt and will receive that Business Day's Purchase Unit value. Purchase Payments in good order received by our bank after Market Close will be credited the next Business Day and will receive the next Business Day's Purchase Unit value. Because Purchase Unit values for each Variable Account Option change each Business Day, the number of Purchase Units your account will be credited with for subsequent Purchase Payments will vary. Each Variable Account Option bears its own investment risk. Therefore, the value of your account may be worth more or less at retirement or withdrawal.


During periods of low short-term interest rates, and in part due to Contract fees and expenses, the yield of the Government Money Market I or II Fund may become extremely low and possibly negative. If the daily dividends paid by the underlying mutual fund are less than the daily portion of the Separate Account Charges, the Purchase Unit value will decrease. In the case of negative yields, your investment in the Variable Account Option, which invests in the Government Money Market I or II Fund, will lose value.


Premium Enhancement Credit

From time to time, VALIC may offer a 2% premium enhancement credit ("Premium Enhancement") to a Participant meeting certain criteria as described below. The Premium Enhancement will be added to the Account Value as earnings, allocated to the Fixed and Variable Account Options in the same manner as the Participant's Eligible Deposits to the account.

Eligibility Criteria

Participants. An "Eligible Participant" is any Participant establishing a new Portfolio Director account in the nonqualified or IRA markets that is subject to a full Contract surrender charge.

Rollover Deposits. A Premium Enhancement of 2% will be paid following the receipt and crediting of an initial Purchase Payment of $50,000 or more that is rolled over or transferred directly to VALIC from a non-VALIC retirement contract or program ("Eligible Deposit") on or after the endorsement effective date. We will total all such Eligible Deposits that we receive within a 90-day period from the date of the initial Purchase Payment in order to meet the $50,000 minimum requirement. An Eligible Deposit does not include a Purchase Payment made after 90 days from the initial Purchase Payment; a periodic Purchase Payment made to the Contract under a salary reduction arrangement; a Purchase Payment attributable to employer contributions; or a transfer or exchange from any other VALIC product. Eligibility for the Premium Enhancement will immediately end if an Eligible Participant takes a withdrawal from the Contract any time after we credit a Premium Enhancement to the Account Value. Participants may not transfer amounts in and out of a Contract to receive multiple bonuses on the same monies.

Contracts. This program is available only to Portfolio Director accounts in the nonqualified and IRA markets at this time. This does not include the Portfolio Director Freedom Plus IRA Contract.

Important Information Applicable to the Premium Enhancement Credit

The Premium Enhancement will not be counted as premium for contribution limits and is not considered to be an "Eligible Purchase Payment" for the Living Benefits; however, any earnings on the Premium Enhancement will be included as a part of the Anniversary Value. The Premium Enhancement will be immediately available for withdrawal, annuitization or payment of a death benefit; thus, the participant will be vested in the amount of the Premium Enhancement. The Premium Enhancement and any gains or losses attributable to it will be treated as "earnings" for all purposes under the Contract. As such, the Premium Enhancement will be subject to all of the

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rights and limitations that would otherwise apply under the Contract to earnings, gains or other credits. We may offer this Premium Enhancement program for certain periods each year. We reserve the right to modify, suspend or terminate the Premium Enhancement for Contracts that have not yet been issued. Additionally, we reserve the right to withhold payment of the Premium Enhancement until the expiration of the Contract's free look period. The Premium Enhancement may not be available in all states or through the broker-dealer with which your financial advisor is affiliated. Check with your financial advisor for availability and any other restrictions.

Stopping Purchase Payments

You may stop Purchase Payments at any time. You may resume Purchase Payments thereafter during the Purchase Period. The value of the Purchase Units will continue to vary, and your Account Value will continue to be subject to charges. The Account Value will be considered surrendered when you begin the Payout Period. You may not make Purchase Payments during the Payout Period.

If both your Account Value and Purchase Payments (less any withdrawals) fall below $300, and you do not make any Purchase Payments for at least a two year period, we may close the account and pay the Account Value to the Participant. We will not assess a surrender charge in this instance. Any such account closure will be subject to applicable distribution restrictions under the Contract and/or under your employer's plan.

Transfers Between Investment Options
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You may transfer all or part of your Account Value between the various Fixed and Variable Account Options in Portfolio Director without a charge. Transfers may be made during the Purchase Period or during the Payout Period, subject to certain restrictions. We reserve the right to limit the number, frequency (minimum period of time between transfers) or dollar amount of transfers you can make and to restrict the method and manner of providing or communicating transfers or reallocation instructions. You will be notified of any changes to this policy through newsletters or information posted online at www.valic.com.

During the Purchase Period -- Policy Against Market Timing and Frequent
Transfers

VALIC has a policy to discourage excessive trading and market timing. Our investment options are not designed to accommodate short-term trading or "market timing" organizations, or individuals engaged in certain trading strategies, such as programmed transfers, frequent transfers, or transfers that are large in relation to the total assets of a mutual fund. These trading strategies may be disruptive to mutual funds by diluting the value of the fund shares, negatively affecting investment strategies and increasing portfolio turnover. Excessive trading also raises fund expenses, such as recordkeeping and transaction costs, and harms fund performance. Further, excessive trading of any amount, including amounts less than $5,000, harms fund investors, as the excessive trader takes security profits intended for the entire fund, in effect forcing securities to be sold to meet redemption needs. The premature selling and disrupted investment strategy causes the fund's performance to suffer, and exerts downward pressure on the fund's price per share.

Accordingly, VALIC implemented certain policies and procedures intended to hinder short-term trading. If you sell Purchase Units in a Variable Account Option valued at $5,000 or more, whether through an exchange, transfer, or any other redemption, you will not be able to make a purchase of $5,000 or more in that same Variable Account Option for 30 calendar days.

This policy applies only to investor-initiated trades of $5,000 or more, and does not apply to the following:

  .   Plan-level or employer-initiated transactions;

  .   Purchase transactions involving transfers of assets or rollovers;

  . Retirement plan contributions, loans, and distributions (including hardship withdrawals);

  .   Roth IRA conversions or IRA recharacterizations;

  .   Systematic purchases or redemptions; or

  .   Trades of less than $5,000.

Transfers resulting from your participation in the GPS Portfolio Manager Program or GPA Program administered by VALIC Financial Advisors, Inc. will not count against these transfer limitations.

As described in a Fund's prospectus and statement of additional information, in addition to the above, fund purchases, transfers and other redemptions may be subject to other investor trading policies, including redemption fees, if applicable. Certain Funds may set limits on transfers in and out of a Fund within a set time period in addition to or in lieu of the policy above. Also, an employer's benefit plan may limit an investor's rights to transfer.

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We intend to enforce these investor trading policies uniformly. We make no assurances, however, that all the risks associated with frequent trading will be completely eliminated by these policies and/or restrictions. If we are unable to detect or prevent market timing activity, the effect of such activity may result in additional transaction costs for the investment options and dilution of long-term performance returns. Thus, your account value may be lower due to the effect of the extra costs and resultant lower performance. We reserve the right to modify these policies at any time.

The Fixed Account Options are subject to additional restrictions:

Fixed Account Option            Value         Frequency                            Other Restrictions
--------------------            -----         ---------                            ------------------
Fixed Account Plus:        Up to 20% per     At any time  If you transfer assets from Fixed Account Plus to another investment
                           Participant Year               option, any assets transferred back into Fixed Account Plus within 90 days may receive a different rate of interest than your new Purchase
                                                          Payments.(1)

                           100%              At any time  If Account Value is less than or equal to $500.

Short-Term Fixed Account:  Up to 100%        At any time  After a transfer into the Short-Term Fixed Account, you may not make a transfer from the Short-Term Fixed Account for 90 days.(2)

Multi-Year Option(3):      Up to 100%        At any time  Withdrawals or Transfers subject to market value adjustment if prior to the end of an MVA term. Each MVA Band will require a minimum transfer amount, as described in the Contract.(4)

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(1) Your employer may further limit or expand the restrictions. We may charge for those modified restrictions if specified in your employer's retirement plan.
(2) VALIC may change this holding period at any time in the future, but it will never be more than 180 days.
(3) The Multi-Year Option may not be available unless it has been selected as an option for your employer's retirement plan.
(4) The minimum transfer amount may be changed from time to time by the Company.

Contracts issued in connection with certain plans or programs may have different transfer restrictions due to the higher interest rates offered on Fixed Account Plus. From time to time we may waive the 20% transfer restriction on Fixed Account Plus for transfers to the Multi-Year Option or to other investment options.

Communicating Transfer or Reallocation Instructions

Transfer instructions may be given by telephone, through the internet (VALIC Online), using the self-service automated phone system (VALIC by Phone), or in writing. We encourage you to make transfers or reallocations using VALIC Online or VALIC by Phone for most efficient processing. We will send a confirmation of transactions to the Participant within five days from the date of the transaction. It is your responsibility to verify the information shown and notify us of any errors within 30 calendar days of the transaction.

Generally, no one may give us telephone instructions on your behalf without your written or recorded verbal consent. Financial advisors or authorized broker-dealer employees who have received client permission to perform a client-directed transfer of value via the telephone or internet will follow prescribed verification procedures.

When receiving instructions over the telephone or online, we follow appropriate procedures to provide reasonable assurance that the transactions executed are genuine. Thus, we are not responsible for any claim, loss or expense from any error resulting from instructions received over the telephone or online. If we fail to follow our procedures, we may be liable for any losses due to unauthorized or fraudulent instructions. We reserve the right to modify, suspend, waive or terminate these transfer provisions at any time.

Effective Date of Transfer

The effective date of a transfer will be:

  . The date of receipt, if received in our Home Office before Market Close; otherwise,

  .   The next date values are calculated.

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Transfers During the Payout Period

During the Payout Period, transfer instructions must be given in writing and mailed to our Home Office. Transfers may be made between the Contract's investment options subject to the following limitations:

Payout Option                                        % of Account Value                     Frequency
-------------                                        ------------------                     ---------
Variable Payout:                                         Up to 100%                    Once every 365 days
Combination Fixed and Variable Payout:  Up to 100% of money in variable option payout  Once every 365 days
Fixed Payout:                                           Not permitted                          N/A

Fees and Charges
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By investing in Portfolio Director, you may be subject to these fees and charges:

  .   Account Maintenance Charge

  .   Surrender Charge

  .   Premium Tax Charge

  .   Separate Account Charges

  .   Market Value Adjustment



  .   Other Charges

These fees and charges are applied to the Fixed and Variable Account Options in proportion to the Account Value as explained below. Unless we state otherwise, we may profit from these fees and charges. For additional information about these fees and charges, see the "Fee Tables." In addition, certain charges may apply to the Multi-Year Option, which are discussed at the end of this section. More detail regarding Mutual Fund fees and expenses may be found in the prospectus for each Mutual Fund, available at www.valic.com.

Account Maintenance Charge

During the Purchase Period an account maintenance charge of $3.75 will be deducted on the last Business Day of each calendar quarter if any of your money is invested in the Variable Account Options. We will sell Purchase Units from your account to pay the account maintenance charge. If all your money in the Variable Account Options is withdrawn, or transferred to a Fixed Account Option, the charge will be deducted at that time. The charge will be assessed equally among the Variable Account Options that make up your Account Value. We do not charge an account maintenance charge during the Payout Period.

The account maintenance charge is to reimburse the Company for our administrative expenses. This includes the expense for establishing and maintaining the record keeping for the Variable Account Options. Certain Contracts may not be subject to this charge, as described below.

Surrender Charge


When you withdraw money from your account, you may be subject to a surrender charge that will be deducted from the amount withdrawn. If you request a partial surrender of your Account Value, a surrender charge would apply to any amount that exceeds the 10% free withdrawal allowed for any Participant Year. See below for exceptions to this charge. It is assumed that any new Purchase Payments are withdrawn before older ones; thus, the last dollar in is the first dollar out. See below for exceptions to this procedure. For information about your right to surrender, see "Surrender of Account Value" in this prospectus.


Amounts exchanged from other contracts issued by the Company may or may not be subject to a surrender charge. After the exchange, it is assumed that any new Purchase Payments are withdrawn before the exchanged amount. For more information, see "Exchange Privilege" in the SAI.

Amount of Surrender Charge

A surrender charge will be the lessor of:

  . Five percent (5%) of the amount of all Purchase Payments received during the past 60 months; or

  .   Five percent (5%) of the amount withdrawn.

10% Free Withdrawal

In any Participant Year, up to 10% of the Account Value may be withdrawn without a surrender charge. The surrender charge will apply to any amount withdrawn that exceeds this 10% limit. The percentage withdrawn will be determined by dividing the amount withdrawn by the Account Value just prior to the withdrawal. If more than one withdrawal is made during a Participant Year, each percentage will be added to determine at what point the 10% limit has been reached.

These 10% withdrawals without charge do not reduce Purchase Payments for the purpose of computing the surrender charge. If a surrender charge is applied to all or part of a Purchase Payment, no surrender charge will be applied to such Purchase Payment (or portion thereof) again. There may be a 10%

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premature distribution tax penalty for taking a withdrawal prior to age 59 1/2. See "Federal Tax Matters" for more information.

Exceptions to Surrender Charge

No surrender charge will be applied:

  .   To money applied to provide a Payout Option;

  .   To death benefits;

  . If no Purchase Payments have been received during the 60 months prior to the date of surrender;

  .   If your account has been in effect for 15 years or longer;

  . If your account has been in effect for 5 years or longer, and you have attained age 59 1/2;

  .   To "No Charge Systematic Withdrawals";

  . Under certain contracts, to withdrawals under the No Charge Minimum Distribution provisions;

  . If, after the original Contract issue date, you have become totally and permanently disabled, defined as follows: you are unable, due to mental or physical impairment, to perform the material and substantial duties of any occupation for which you are suited by means of education, training or experience; the impairment must have been in existence for more than 180 days; the impairment must be expected to result in death or be long-standing and indefinite and proof of disability must be evidenced by a certified copy of a Social Security Administration determination or a doctor's verification; or

  . If you are at least 55 years old, are no longer employed by the employer that established the plan, and your account under the plan was established at least 5 years prior to the date of surrender.


  . For Contracts issued to individuals in the State of Oregon, no surrender charge will be applied to withdrawals if your account has been in effect for 10 years or longer. In addition, we will treat funds withdrawn from such Contract, when such funds are subject to surrender charges, as attributable to Purchase Payments withdrawn on a first-in-first out basis. This procedure applies to Contracts issued on and after July 1, 2017. The amount of the surrender charge for such Contracts will be the lessor of: five percent (5%) of the amount withdrawn which is attributable to Purchase Payments received during the most recent 60 months; or five percent (5%) of the total amount withdrawn.


We may waive any otherwise applicable surrender charge if you reinvest the surrender proceeds in another VALIC product. You will, however, be subject to a surrender charge, if any, in the newly acquired product under the same terms and conditions as the original product. For purposes of calculating any surrender charge due, you will be considered to have acquired the new product as of the date you acquired the original product.

Premium Tax Charge

Premium taxes are imposed by some states, cities, and towns. The rate will range from 0% to 3.5%, depending on whether the Contract is qualified or nonqualified. Such tax will be deducted from the Account Value when annuity payments are to begin. We will not profit from this charge.

Separate Account Charges

The Separate Account Charges for each Variable Account Option are shown in the Fee Tables of this prospectus. The charges range from 0.75% to 1.25% depending on the Variable Account Option selected. The charge is deducted daily from the net assets. This charge is guaranteed and cannot be increased by the Company. These charges are to compensate the Company for assuming certain risks under Portfolio Director. The Company assumes the obligation to provide payments during the Payout Period for your lifetime, no matter how long that might be. In addition, the Company assumes the obligation, during the Purchase Period, to pay an interest guaranteed death benefit. The Separate Account charges also may cover the costs of issuing and administering Portfolio Director and administering and marketing the Variable Account Options, including but not limited to enrollment, participant communication and education. Separate Account Charges are applied to Variable Account Options during both the Purchase Period and Payout Period.

The Separate Account Charges may be reduced if issued to certain types of plans that are expected to result in lower costs to VALIC, as discussed below.

Reduction or Waiver of Account Maintenance, Surrender, or Separate Account
Charges

We may, as described below, determine that the account maintenance charge, surrender charges, or Separate Account charges for Portfolio Director may be reduced or waived. We may reduce or waive these charges if we determine that your retirement program will allow us to reduce or eliminate administrative or sales expenses that we usually incur for retirement programs. There are a number of factors we will review in determining whether your retirement program will

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allow us to reduce or eliminate these administrative or sales expenses:

  . The type of retirement program. Certain types of retirement programs, because of their stability, can result in lower administrative costs.

  . The nature of your retirement program. Certain types of retirement programs, due to the types of employees who participate, experience fewer account surrenders, thus reducing administrative costs.

  . Other factors of which we are not presently aware that could reduce administrative costs.

We review the following additional factors to determine whether we can reduce or waive account maintenance charges:

  . The frequency of Purchase Payments for your retirement program. Purchase Payments received no more than once a year can reduce administrative costs.

  . The administrative tasks performed by your employer for your retirement program.

The employer sponsoring your retirement program can, through its method of remitting Purchase Payments, reduce administrative costs.

We review the following additional factors to determine whether we can reduce surrender charges:

  . The size of your retirement program. A retirement program that involves a larger group of employees may allow us to reduce sales expenses.

  . The total amount of Purchase Payments to be received for your retirement program. Larger Purchase Payments can reduce sales expenses.

  . The use of mass enrollment or related administrative tasks performed by your employer for your retirement program.

We review the following additional factors to determine whether we can reduce the Separate Account charges:

  .   The frequency of Purchase Payments for your retirement program.

  .   The size of your retirement program.

  .   The amount of your retirement program's periodic Purchase Payment.

  .   The method of remitting periodic Purchase Payments.

In no event will the reduction or waiver of fees and charges be permitted where the reduction or waiver will unfairly discriminate against any person.

Additionally, under certain circumstances, and at VALIC's sole discretion, VALIC may issue a Contract credit for amounts transferred on behalf of a group contract from another plan or provider, pursuant to the terms of the Contract.

Separate Account Expense Reimbursements or Credits

Some of the Mutual Funds or their affiliates have an agreement with the Company to pay the Company for administrative, recordkeeping and shareholder services it provides to the underlying Fund. The Company may, in its discretion, apply some or all of these payments to reduce its charges to the Division investing in that Fund. We receive payments for the administrative services we perform, such as account recordkeeping, mailing of Fund related information and responding to inquiries about the Funds. Currently, these payments range from 0.00% to 0.35% of the market value of the assets invested in the underlying Fund as of a certain date, usually paid at the end of each calendar quarter.

We may also receive what is referred to as "12b-1 fees" from some of the Funds themselves. In addition, we may receive non-12b-1 service fees from certain funds. These fees are designed to help pay for our direct and indirect distribution costs. The 12b-1 fees and non-12b-1 service fees are generally equal to 0.25% of the daily market value of the assets invested in the underlying Fund.

We may use these 12b-1 and non-12b-1 service fees or a portion of the recordkeeping fees to directly reduce the Separate Account Charges; thus, the net Separate Account Charges are reflected in the Fee Tables. The Separate Account Charges are guaranteed and may not be increased for the life of the Contracts. From time to time some of these fund arrangements may be renegotiated so that we receive a greater payment than previously paid. These fee arrangements do not result in any additional charges to Contract Owners or Participants.

Market Value Adjustment ("MVA")

Under the Multi-Year Option, you may establish one or more new Multi-Year Option guarantee periods (MVA Bands) with a minimum amount, as described in the Contract, per MVA Band in states in which the Multi-Year Option has been approved. The Company may change the minimum from time to time. Each MVA Band will be guaranteed to receive a stated rate of interest through the end of the selected MVA term. We guarantee your Multi-Year Option will earn at least the lowest minimum interest rate applicable to any of the fixed interest options in the Contract. A withdrawal will generally be subject to a surrender charge if it exceeds the amount of any free withdrawal amount permitted under your Contract. Withdrawals or transfers from an MVA Band prior to the end of the MVA term will be subject to a market value adjustment, unless an exception applies. This adjustment may be positive or negative,

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based upon the differences in selected interest rates at the time the MVA Band was established and at the time of the withdrawal. This adjustment will not apply upon the Owner's death, or if the Contract Owner is not a natural person, upon the death of the Annuitant. This adjustment applies independently from surrender charges, and can apply to a 10% free withdrawal. The market value adjustment may be waived for distributions that are required under your Contract. It will also be waived for 30 days following the end of an MVA term. Loans are not available from the Multi-Year Option. Please review your Contract for additional information on the Multi-Year Option.

Other Charges

We reserve the right to charge for certain taxes that we may have to pay. This could include federal income taxes. Currently, no such charges are being made.

Fees for plan services provided by parties other than VALIC or its affiliates maybe assessed to participant accounts upon the direction or authorization of a plan representative. Additional fees may be withdrawn from client accounts in accordance with a client's independent investment advisory contract. Such withdrawals will be identified on applicable participant account reports or client statements.

Plan loans from the Fixed Account Options may be allowed by your employer's plan. Refer to your plan for a description of charges and other information concerning plan loans. We reserve the right to charge a fee of up to $75 per loan (if permitted under state law) and to limit the number of outstanding loans.

Payout Period
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The Payout Period begins when you decide to retire or when you elect to annuitize all or a portion of your Account Value. If your employer's plan permits, you may apply any portion of your Account Value to one of the types of payout options listed below. You may choose to have your payout option on either a fixed, a variable, or a combination payout basis. When you choose to have your payout option on a variable basis, you may keep the same Variable Account Options in which your Purchase Payments were made, or transfer to different ones.

Fixed Payout

Under a fixed payout, you will receive payments that are fixed and guaranteed by the Company. The amount of these payments will depend on:

  .   Type and duration of payout option chosen;

  .   Your age or your age and the age of your survivor (1);

  . Your gender or your gender and the gender of your survivor (1) (IRAs and certain nonqualified Contracts);

  .   The portion of your Account Value being applied; and

  .   The payout rate being applied and the frequency of the payments.
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  (1) This applies only to joint and survivor payouts.

If the benefit would be greater, the amount of your payments will be based on the current payout rate the Company uses for immediate annuity contracts.

Assumed Investment Rate

An "Assumed Investment Rate" or "AIR" is the rate used to determine your first monthly Payout Payment per thousand dollars of account value in your Variable Account Option. When you decide to enter the Payout Period, you will select your Payout Option, your Annuity Date, and the AIR. You may choose an AIR ranging from 3.5% to 5% (as prescribed by state law). If you choose a higher AIR, the initial Annuity Payment will be higher, but later payments will increase more slowly during periods of good investment performance, and decrease faster during periods of poor investment performance. The dollar amount of the variable income payments stays level if the net investment return equals the AIR. Your choice of AIR may affect the duration and frequency of payments, depending on the Payout Option selected. For example, a higher AIR will generate a higher initial Payout Payment, but as Payout Payments continue they may become smaller, and eventually could be less than if you had initially selected a lower AIR. The frequency of the Payout Payments may lessen to ensure that each Payout Payment is at least $25 per month.

Variable Payout

With a variable payout, you may select from your existing Variable Account Options. Your payments will vary accordingly. This is due to the varying investment results that will be experienced by each of the Variable Account Options you selected. The Payout Unit value is calculated just like the Purchase Unit value for each Variable Account Option except that the Payout Unit value includes a factor for the AIR you select. For additional information on how Payout Payments and Payout Unit Values are calculated, see the SAI.

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In determining your first Payout Payment, an AIR of 3.5% is used (unless you select a higher rate as allowed by state law). If the net investment experience of the Variable Account Option exceeds your AIR, your subsequent payments will be greater than your first payment. If the investment experience of the Variable Account Option is lower than your AIR, your subsequent payments will be less than your first payment.

Combination Fixed and Variable Payout

With a combination fixed and variable payout, you may choose:

  .   From your existing Variable Account Options (payments will vary); with a

  .   Fixed payout (payment is fixed and guaranteed).

Partial Annuitization

A Participant may choose to annuitize a portion of the Account Value. This will, in essence, divide the Account Value into two parts. The current non-annuitized part would continue as before, while the annuitized part would effectively be moved to a new Payout Payment account. Thus, the death benefit in such a situation would be reduced to the value of the amount remaining in the account minus the amount applied to Payout Payments. Depending on the payout option selected, there may also be a death benefit from the annuitized portion of the account, such as a payout for a guaranteed period.

Payout Date

The payout date is the date elected by you on which the annuity Payout Payments will start. The date elected must be the first of any month. A request to start payments must be received in our Home Office on a form or through other media approved by VALIC. This request must be received by VALIC by at least the fifteenth (15th) day of the month prior to the month you wish your annuity payments to start. Your account will be valued ten days prior to the beginning of the month in which the Payout Payments will start.

The following additional rules also apply when determining the payout date:

  . The earliest payout date for a nonqualified Contract, an IRA, or a Roth IRA, is established by the terms of the contract, and generally can be any time from age 50 to age 85, and may not be later than age 85 without VALIC's consent.

  . The earliest payout date for all other qualified Contracts is generally subject to the terms of the employer-sponsored plan (including 403(b) plans and programs) under which the Contract is issued and the federal tax rules governing such Contracts and plans.

  . Distributions from qualified Contracts issued under employer-sponsored retirement plans generally are not permitted until after you stop working for the employer sponsoring the plan, unless you have experienced a qualifying financial hardship (or in the case of a 457(b) plan, an unforeseeable emergency) or unless you have become disabled.

  . In certain cases, and frequently in the case of your voluntary deferrals to a 403(b) or a 401(k) plan, you may begin taking distributions when you attain age 59 1/2 even if you are still working for the employer sponsoring the plan.

  . Except in the case of nonqualified Contracts, IRAs, and Roth IRAs, distributions generally must begin no later than April 1 following the calendar year you reach age 701/2 or the calendar year in which you retire, if later. Similar rules apply to IRAs, however distributions from those Contracts may not be postponed until after retirement.

  . All Contracts require distributions to commence within a prescribed period after the death of the Contract Owner/Participant, subject to the specific rules which apply to the type of plan or arrangement under which the contract is issued.

  . The Contract may also impose minimum amounts for annuity payments, either on an annual or on a more frequent periodic basis.

For additional information on plan-level distribution restrictions and on the minimum distribution rules that apply to payments under 403(b), 401, 403(a) and 457 plans, simplified employee plans ("SEPs") or IRAs, see "Federal Tax Matters" in this prospectus and in the SAI.

Payout Options

You may specify the manner in which your Payout Payments are made. You may select one of the following options:

1. Life Only -- payments are made only to you during your lifetime. Under this option there is no provision for a death benefit for the Beneficiary. For example, it would be possible under this option for the Annuitant to receive only one Payout Payment if the Annuitant died prior to the date of the second payment, or two if the Annuitant died before the third payment.

2. Life with Guaranteed Period -- payments are made to you during your lifetime, but if you die before the guaranteed period has expired, your Beneficiary can receive payments for the rest of your guaranteed period, or take a lump-sum distribution.

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3. Life with Cash or Unit Refund -- payments are made to you during your lifetime. These payments are based upon your life expectancy and will continue for as long as you live. If you do not outlive the life expectancy calculated for you, upon your death, your Beneficiary may receive an additional payment. The additional payment under a fixed annuity, if any, is equal to the fixed annuity value of the Contract Owner's Account at the time it was valued for the payout date, less the Payout Payments. The additional payment under a variable annuity, if any, is equal to the variable annuity value of the Contract Owner's Account as of the date we receive Proof of Death, less the Payout Payments.

4. Joint and Survivor Life -- payments are made to you during the joint lifetime of you and a second person. Upon the death of one, payments continue during the lifetime of the survivor. This option is designed primarily for couples who require maximum possible variable payouts during their joint lives and are not concerned with providing for beneficiaries at the death of the last survivor. For example, it would be possible under this option for the joint Annuitants to receive only one payment if both Annuitants died prior to the date of the second payment, or for the joint Annuitants to receive only one payment and the surviving Annuitant to receive only one payment if one Annuitant died prior to the date of the second payment and the surviving Annuitant dies prior to the date of the third payment.

5. Payment for a Designated Period -- payments are made to you for a select number of years between five and 30. Upon your death, payments will continue to your Beneficiary until the designated period is completed.

Payout Information

Once your Payout Payments have begun, the option you have chosen may not be stopped or changed. Any one of the Variable Account Options may result in your receiving unequal payments during the Payout Period. If payments begin before age 59 1/2, you may suffer unfavorable tax consequences, in the form of a penalty tax, if you do not meet an exception under federal tax law. See "Federal Tax Matters."

Under certain retirement plans, federal pension law may require that payments be made under the joint and survivor life payout option.

Most Payout Payments are made monthly. The first Payout Payment must total at least $25, and the annual payment must be at least $100. If the amount of a payment is less than $25, we reserve the right to reduce the frequency of payments so that each payment is at least $25, subject to any limitations under the Contract or plan.

For more information about payout options or enhancements of those payout options available under the Contract, see the SAI.

Surrender of Account Value
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When Surrenders Are Allowed

You may withdraw all or part of your Account Value at any time before the Payout Period begins if:

  .   allowed under federal and state law; and

  .   allowed under your employer's plan.

For Purchase Payments that are contributions made under your employer's plan, such as a 401(a) or (k) qualified cash or deferred arrangement or a 403(b) plan, surrenders are subject to the terms of the plan, in accordance with the Code. Qualified plans often require certain conditions to be met before a distribution or withdrawal may take place. See "Surrender Restrictions" below.

For an explanation of charges that may apply if you surrender your Account Value, see "Fees and Charges" in this prospectus. Additionally, you may incur a 10% federal tax penalty for partial or total surrenders made before age 59 1/2.

Delay of payment. We may be required under applicable law to block a request for a surrender until we receive instructions from the appropriate regulator, due to the USA Patriot Act. In accordance with state law, payments may be deferred up to six months after we receive a request for a full and immediate surrender of the Contract or certificate, including amounts accumulated in the Fixed Account Options, if approved in writing by the insurance commissioner of the state where the individual Contract is issued or where the group contract is issued for the certificate. If payment is deferred, interest will accrue until the payment is made.

VALIC may be required to suspend or postpone the payment of a withdrawal for any period of time when: (1) the NYSE is closed (other than a customary weekend and holiday closings); (2) trading with the NYSE is restricted; (3) an emergency exists such that disposal of or determination of the value of shares of the Variable Account Options is not reasonably practicable; or (4) the SEC, by order, so permits for the protection of Contract Owners.

Surrender Process

If you are allowed to surrender all or a portion of your Account Value during the Purchase Period as noted above, then you must complete a surrender request form or information

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required in other approved media, and submit it to our Home Office or Annuity Service Center. We will mail the surrender value to you within seven calendar days after we receive your request if it is in good order. Good order means that all paperwork is complete and signed or approved by all required persons, and any necessary supporting legal documents or plan forms have been received in correct form.

We may be required to suspend or postpone payments if redemption of an underlying Fund's shares have been suspended or postponed. See the applicable Fund prospectus for a discussion of the reasons why the redemption of shares may be suspended or postponed.

We may receive a surrender for a Purchase Payment that has not cleared the banking system. We may delay payment of that portion of your surrender value until the check clears.

Amount That May Be Surrendered

The amount that may be surrendered during the Purchase Period can be determined as follows:

                  Allowed   = (equals)  Your Account Value(1)
                 Surrender                    - (minus)
                   Value                   Any Applicable
                                          Surrender Charge

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(1) Equals the Account Value next computed after your properly completed request for surrender is received in our Home Office.

There is no guarantee that the surrender value in a Variable Account Option will ever equal or exceed the total amount of your Purchase Payments received by us. The surrender value in a Fixed Account Option will never be less than the Purchase Payments allocated to the Fixed Account Option (less amounts transferred to a Variable Account Option or withdrawn from the Fixed Account Option), subject to applicable surrender charges.

Surrender Restrictions

Generally, Code section 403(b)(11) permits total or partial distributions from your voluntary contributions to a 403(b) contract only on account of hardship (employee contributions only without accrued interest), attainment of age
59 1/2, separation from service, death or disability. Similar restrictions apply to any amount transferred to a 403(b) contract from a 403(b)(7) custodial account. In addition, beginning for contracts issued on or after January 1, 2009, employer contributions and non-elective contributions to a 403(b) annuity contract are subject to restrictions specified in Treasury regulations as specifically imposed under the employer's plan.

Under the Texas State Optional Retirement Program, no surrender or partial surrender will be allowed except upon attainment of age 70 1/2, retirement or other termination of employment or death.

Under the Florida State Optional Retirement Program, no surrender or partial surrender of Purchase Payments made by the employer will be allowed except upon termination of employment, retirement or death. Benefit payments based on payments from the employer may not be paid in a lump sum or for a period certain, but must be paid under a life contingency option, except for:

  .   death benefits; and

  .   certain small amounts approved by the State of Florida.

Under the Louisiana Optional Retirement Plan, retirement benefits must be paid in the form of a lifetime income option. Single sum surrenders and partial surrenders out of the plan are not permitted, unless they are rollovers to another qualified plan or IRA, except for death benefits.

Other employer-sponsored plans may also impose restrictions on the timing and form of surrenders from the Contract.

Partial Surrenders

You may request a partial surrender of your Account Value at any time during the Purchase Period, subject to any applicable surrender restrictions. A partial surrender plus any surrender charge will reduce your Account Value. You may specify an amount to be taken from each Fund or the amount will be distributed pro-rata against all Funds. If you do not specify, the distribution will be taken pro-rata against the Variable Account and Fixed Account Options.

The reduction in the number of Purchase Units credited to your Variable Account Option Account Value will equal:

                The amount            /        Your Purchase Units
           surrendered from the    (divided  next computed after the
          Variable Account Option    by)       written request for
                 + (plus)                    surrender is received at
           Any surrender charge                  our Home Office

The surrender value will be reduced by the full quarterly account maintenance charge in the case of a full surrender during a quarter. If your Account Value falls below a certain dollar amount and you do not make a Purchase Payment over a certain period of time, as specified in your Contract, we may close your account and pay the Account Value to you.

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Systematic Withdrawals

You may elect to withdraw all or part of your Account Value under a systematic withdrawal method as described in your Contract ("No Charge" systematic withdrawals). There will be no surrender charge for withdrawals using this method, which provides for:

  .   Payments to be made to you; and

  .   Payment over a stated period of time, but not less than five years; and

  . Payment of a stated yearly dollar amount or percentage (the amount or percentage may not exceed 20% of your Account Value at the time election is made).

We may require a minimum withdrawal amount under this method. The portion of your account that has not been withdrawn will continue to receive the investment return of the Variable Account Options that you selected. You may select the specific investment option(s) from which to take distributions for most payment options, or you may elect to have your payment distributed proportionally across all the funds in which you are invested, including the Multi-Year Option. A market value adjustment may apply to systematic withdrawals unless you choose the Fixed Interest Only payment option. Once begun, a "No Charge" systematic withdrawal election may not be changed, but can be revoked at no charge. If revoked, a "No Charge" systematic withdrawal may not be elected again. Systematic withdrawals that are not "No Charge" systematic withdrawals can be changed, revoked, and/or reinstated. No more than one systematic withdrawal election may be in effect at any one time. We reserve the right to discontinue any or all systematic withdrawals or to change the terms, at any time.

Distributions Required by Federal Tax Law

There will be no surrender charge on RMD's if the withdrawal:

  .   Is made payable to you; and

  . Does not exceed the amount required under federal tax law as determined by the values in your Portfolio Director Contract and VALIC.
You may select the specific investment option(s) from which to take distributions for most payment options, or you may elect to have your payment distributed proportionally across all the investment options in which you are invested, including the Multi-Year Option. This Contract feature will not be available in any year that an amount has been withdrawn under the "No Charge" systematic withdrawal method. See "Federal Tax Matters" for more information about required distribution rules.

Exchange Privilege
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From time to time, we may offer to exchange certain fixed or variable contracts into Portfolio Director. Such an exchange offer will be made in accordance with applicable federal securities laws and state insurance rules and regulations. We will provide the specific terms and conditions of any such exchange offer at the time the offer is made.

Death Benefits
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The Contracts will pay death benefits during either the Purchase Period or the Payout Period. The death benefit provisions may vary from state to state.

The Process

VALIC requires that complete and acceptable documentation and paperwork be received from the Beneficiary in order to begin the death benefit payment process. First, Proof of Death is required. Proof of Death is defined as a certified copy of the death certificate, a certified copy of a decree of a court of competent jurisdiction as to death, a written statement by an attending physician, or any other proof satisfactory to VALIC. Additionally, the Beneficiary must include an election specifying the distribution method and any other form required by VALIC or a regulator to process the claim. The account will not be valued and any payments will not be made until all paperwork is complete and in a form acceptable to VALIC. Your Beneficiary may contact us at 1-800-448-2542 with any questions about required documentation and paperwork. Death benefits are paid only once per Contract.

If your Account Value is reduced to zero, you may no longer make subsequent Purchase Payments or transfers, and no death benefit will be payable.

Beneficiary Information

The Beneficiary may receive death benefits:

  .   In a lump sum;

  . In the form of an annuity under any of the Payout Options stated in the Payout Period section of this prospectus subject to the restrictions of that Payout Option; or

  .   In a manner consistent with Code section 401(a)(9) or 72(s).

Payment of any death benefits must be within the time limits set by federal tax law and by the plan, if any.

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Spousal Beneficiaries

A spousal Beneficiary may receive death benefits as shown above; or

In the case of a qualified Contract,

  . may delay any distributions until the Annuitant would have reached age 70 1/2; or

  . may roll the funds over to an IRA or certain retirement plans in which the spousal Beneficiary participates;

In the case of a nonqualified Contract,

  .   may continue the Contract as Contract Owner.

Beneficiaries Other Than Spouses

If the Beneficiary is not the spouse of the Annuitant, death benefits must be paid:

  .   In full within 5 years after the year of the Annuitant's death; or

  . By payments beginning within 1 year after the year of the Annuitant's death under:

       1. A life annuity;

       2. A life annuity with payments guaranteed to be made for at least a specified fixed period; or

       3. An annuity or other stream of payments for a designated period not exceeding the Beneficiary's life expectancy.

If the Annuitant dies before the beginning of the Annuity Period, the named Beneficiary may receive the payment.

Payments for a designated or fixed period and guarantee periods for a life annuity cannot be for a greater period of time than the Beneficiary's life expectancy. After choosing a payment option, a Beneficiary may exercise many of the investment options and other rights that the Participant or Contract Owner had under the Contract.

Special Information for Individual Nonqualified Contracts

It is possible that the Contract Owner and the Annuitant under a nonqualified Contract may not be the same person. If this is the case, and the Contract Owner dies, there will be no death benefit payable since the death benefit is only due in the event of the Annuitant's death. However, the Contract will be transferred to the contingent owner, if any, or to the Beneficiary if there is no contingent owner or to the Contract Owner's estate, if there is no Beneficiary. Such transfers may be considered a taxable event by the IRS. In general, payments received by your Beneficiaries after your death are taxed in the same manner as if you had received the payments. See "Federal Tax Matters."

During the Purchase Period

Two types of benefits are available if death occurs during the Purchase Period: interest guaranteed death benefit and standard death benefit. The Beneficiary will receive the greater of these two benefits. The interest guaranteed death benefit ensures that the Beneficiary receives at least a minimum death benefit under the Contract, even if invested in Variable Account Options, while the standard death benefit guarantees the return of Purchase Payments less any prior withdrawals.

As indicated above, a Participant may elect to annuitize only a certain portion and leave the remaining value in the account. The death benefit in such situations would include the value of the amount remaining in the account minus the amount applied to Payout Payments. Depending on the payout option selected, there may also be a death benefit from the annuitized portion of the account.

Interest Guaranteed Death Benefit

The interest guaranteed death benefit is payable when death occurs prior to your reaching the age of 70, provided that the benefit is available in your state. The amount payable under the interest guaranteed death benefit will be at least equal to the sum of your Account Value in the Fixed Account Option(s) and the Variable Account Option(s) on the date VALIC receives all paperwork, including satisfactory proof of death, complete and in a form acceptable to VALIC.

The interest guaranteed death benefit is generally calculated as is shown below. The calculation becomes more complex based upon the transfers between available investment options or product exchanges. Thus, the death benefit may only be calculated for a Beneficiary once VALIC receives all paperwork, including satisfactory proof of death, complete and in a form acceptable to VALIC.

Step 1:  Determine your Fixed Account Option Value by taking the greater of:

             Value of Fixed Account Option on date all paperwork is complete and in a form acceptable to VALIC or
             100% of Purchase Payments invested in Fixed Account
             Option
         -   (minus)
             Amount of all prior withdrawals from the Fixed Account
             Option, charges and any portion of Account Value applied under a Payout Option

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Step 2:  Determine your Variable Account Option Value by taking the greater of:

            Value of Variable Account Options on date all paperwork is complete and in a form acceptable to VALIC or
            100% of Purchase Payments invested in Variable
            Account Options
        -   (minus)
            Amount of prior withdrawals (out of) or transfers (out of) the Variable Account Options
        +   (plus)
            Interest at an annual rate as specified in your Contract

Step 3:  Add step 1 + 2 = Death Benefit

For purposes of this calculation amounts transferred into the Variable Account Option will be treated as Purchase Payments.

This value may be adjusted if you received a Death Benefit Endorsement or Amendatory Endorsement with your Contract or certificate. See "Death Benefit Endorsement and Amendatory Endorsement" under the heading "Standard Death Benefit" below.

Important Note about Death Benefit Payable in New York: The interest guaranteed death benefit is not available in New York. In New York, only the standard death benefit is available.

Important Note about Death Benefit Payable in Florida. The interest guaranteed death benefit was not available in Florida for Contracts issued prior to March 5, 2012. For Contracts issued on or after March 5, 2012, the interest guaranteed death benefit is available on individual nonqualified Contracts, Roth IRAs or IRAs (issued outside of an employer-sponsored retirement plan) if death occurs prior to age 70; the standard death benefit is payable if death occurs on or after age 70. For Contracts issued in connection with an employer-sponsored retirement plan, only the standard death benefit is payable.

Standard Death Benefit

The standard death benefit is payable if death occurs on or after age 70, or at any age in a state where the interest guaranteed death benefit is not available.

The standard death benefit will be the greater of:

             Your Account Value on the date all paperwork is complete and in a form acceptable to VALIC or
             100% of Purchase Payments (to Fixed and/or Variable
             Account Options)
         -   (minus)
             Amount of all Prior Withdrawals, Charges and any portion of Account Value applied under a Payout Option

Death Benefit Endorsement and Amendatory Endorsement -- The information below is applicable to you only if you received a Death Benefit Endorsement or Amendatory Endorsement with your Contract or certificate.

If the total amount of any death benefit payable from the Fixed and Variable Account Options under the Contract exceeds the Account Value as of the date all paperwork is complete and in a form acceptable to VALIC, then the total death benefit paid may be adjusted to limit the death benefit due to withdrawals. An Adjusted Purchase Payment Amount will be calculated, on the date all paperwork is complete and in a form acceptable to VALIC, determined as follows:

           A. 100% of Purchase Payments
           -  (minus)
           B. Gross Withdrawals (see below) and any portion of Account Value applied under a Payout Option
           +  (plus)
           C. Interest on the result of A minus B at an annual rate as specified in your Contract (see below).

Each "Gross Withdrawal" is calculated by multiplying the Account Value by a fraction. The numerator of the fraction is the amount of the withdrawal plus any associated fees and charges. The denominator of the fraction is the Account Value immediately prior to the withdrawal. Thus, each Gross Withdrawal will proportionately reduce the Adjusted Purchase Payment Amount. The interest adjustment in C. above is added only if you are under age 70 at the time of death and if your Contract was not issued in New York. See the Death Benefit Endorsement or Amendatory Endorsement for the interest rate to be applied.

The Contract death benefit and the Adjusted Purchase Payment Amount are compared. The lesser amount is then compared to the Account Value, and the beneficiary will receive the greater of those two amounts.

During the Payout Period

If death occurs during the Payout Period, the Beneficiary may receive a death benefit depending on the payout option selected. The amount of death benefit will also depend on the payout option that you selected. The payout options available are described in the "Payout Period" section of this prospectus.

  . If the life only option or joint and survivor life option was chosen, there will be no death benefit.

  . If the life with guaranteed period option, joint and survivor life with guaranteed periods option, life with cash or unit refund option or payment for a designated period option was chosen, and the entire amount guaranteed has not been paid, the Beneficiary may

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      choose one of the following within 60 days after death benefits are payable:

       1. Receive the present value of any remaining payments in a lump sum; or

       2. Receive the remaining payments under the same terms of the guaranteed period option chosen by the deceased Annuitant; or

       3. Receive the present value of any remaining payments applied under the payment for a designated period option for a period equal to or shorter than the period remaining. Spousal Beneficiaries may be entitled to more favorable treatment under federal tax law.

Other Contract Features
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Changes That May Not Be Made

The following terms in the Contracts may not be changed once your account has been established:

  .   The Contract Owner (except for an individual nonqualified Contract);

  .   The Participant; and

  .   The Annuitant.

Change of Beneficiary

The Beneficiary (if not irrevocable) may usually be changed at any time.

Under some retirement programs, the right to name a Beneficiary other than the spouse or change a Beneficiary is subject to approval by the spouse. Also, the right to name a Beneficiary other than the spouse may be subject to certain laws and regulations applicable to the plan.

If the Annuitant dies, and there is no Beneficiary, any death benefit will be payable to the Annuitant's estate, except in the case of a nonqualified Contract where the Contract Owner and Annuitant are different, in which case the death benefit is paid to the Contract Owner or the Contract Owner's estate.

If a Beneficiary dies while receiving payments, and there is no co-Beneficiary to continue to receive payments, any amount still due will be paid to the Beneficiary's estate.

Contingent Owner

The Contract Owner may name a contingent owner under an individual nonqualified Contract. During the Purchase Period, the contingent owner may be changed.

Cancellation -- The "Free Look" Period

The Contract Owner of a group Contract (employer) or individual Contract Owner may cancel a Contract by returning it to the Company within 20 days after it is received. (A longer period will be allowed if required under state law.) The free look does not apply to Participant certificates except in a limited number of states. We will allocate Purchase Payments as instructed during the "free look" period. To cancel the Contract, the Contract Owner must send a written request for cancellation and return the Contract to us at our Home Office before the end of the "Free Look" period. A refund will be made to the Contract Owner within seven days after receipt of the Contract within the required period. The amount of the refund will be equal to all Purchase Payments received or, if more, the amount required under state law. As noted previously, we reserve the right to withhold payment of the Premium Enhancement until the expiration of the Contract's free look period. See the "Purchase Period -- Premium Enhancement" section for more information. The Contract will be void once we issue a refund.

We Reserve Certain Rights

We may amend the Contracts to comply with changes in federal tax, securities, or other laws. We may also make changes to the Variable Account Options offered under the Contracts. For example, we may add new Variable Account Options to expand the offerings for an asset class. We may stop accepting allocations and/or investments in a particular Variable Account Option if the shares of the underlying Fund are no longer available for investment or if, for example, further investment would be inappropriate. We may move assets and re-direct future premium allocations from one Variable Account Option to another in accordance with federal and state law and, in some cases, with SEC approval. The new Variable Account Option offered may have different fees, expenses, objectives, strategies and risks.

We may restrict your ability to combine Contracts and may modify or suspend or impose additional or different conditions with respect to options available under the Contracts, as may be allowed by federal or state law. We will not make any changes to the Contracts without Contract Owner and Participant permission except as may be allowed by federal or state law. We may add endorsements to the Contracts that would apply only to new Contract Owners and Participants after the effective date of the changes. These changes would be subject to approval by the Company and may be subject to approval by the SEC.

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We reserve the right to operate VALIC Separate Account A as a management investment company under the applicable securities laws, and to deregister VALIC Separate Account A under applicable securities laws, if registration is no longer required.

Relationship to Employer's Plan

If the Contract is being offered under a retirement plan through your employer, you should always refer to the terms and conditions in your employer's plan when reviewing the description of the Contracts in this prospectus.

Voting Rights
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As discussed in the "About VALIC Separate Account A" section of this prospectus, VALIC Separate Account A holds, on your behalf, shares of the Mutual Funds that comprise the Variable Account Options. From time to time, the Funds may be required to hold a shareholder meeting to obtain approval from their shareholders for certain matters.

Who May Give Voting Instructions

During the Purchase Period, subject to any contrary provisions in the plan, the Contract Owner, Participant, or Beneficiary will have the right to give voting instructions to VALIC Separate Account A for the shareholder meetings, except as noted below. Proxy material and a form on which voting instructions may be given before the shareholder meeting is held will be mailed in advance of any shareholder meeting. Please vote each card received.

Participants in a nonqualified unfunded deferred compensation plan will not have the right to give voting instructions.

Determination of Fund Shares Attributable to Your Account

During the Purchase Period

The number of Fund shares attributable to your account will be determined on the basis of the Purchase Units credited to your account on the record date set for the Fund shareholder meeting.

During the Payout Period or after a Death Benefit Has Been Paid

The number of Fund shares attributable to your account will be based on the liability for future variable annuity payments to your payees on the record date set for the Fund shareholder meeting.

How Fund Shares Are Voted

VALIC Separate Account A will vote all of the shares of the Funds it holds based on, and in the same proportion as, the instructions given by all Participants invested in that Fund entitled to give instructions at that shareholder meeting. VALIC Separate Account A will vote the shares of the Funds it holds for which it receives no voting instruction in the same proportion as the shares for which voting instructions have been received.

In the future, we may decide how to vote the shares of VALIC Separate Account A in a different manner if permitted at that time under federal securities law.

Federal Tax Matters
--------------------------------------------------------------------------------

The Contracts provide tax-deferred accumulation over time, but may be subject to certain federal income and excise taxes, mentioned below. Refer to the SAI for further details. Section references are to the Code. We do not attempt to describe any potential estate or gift tax, or any applicable state, local or foreign tax law other than possible premium taxes mentioned under "Premium Tax Charge." Discussions regarding the tax treatment of any annuity contract or retirement plans and programs are intended for general purposes only and are not intended as tax advice, either general or individualized, nor should they be interpreted to provide any predictions or guarantees of a particular tax treatment. Such discussions generally are based upon the Company's understanding of current tax rules and interpretations, and may include areas of those rules that are more or less clear or certain. Tax laws are subject to legislative modification, and while many such modifications will have only a prospective application, it is important to recognize that a change could have retroactive effect as well. You should seek competent tax or legal advice, as you deem necessary or appropriate, regarding your own circumstances.

Types of Plans

Tax rules vary, depending on whether the Contract is offered under your employer's tax-qualified retirement program, an individual retirement plan, or is instead a nonqualified Contract. The Contracts are used under the following types of retirement arrangements:

  . Section 403(b) annuities for employees of public schools and section 501(c)(3) tax-exempt organizations;

  . Section 401(a), 403(a) and 401(k) qualified plans (including plans for self-employed individuals);

--------------------------------------------------------------------------------


  .   Section 408(b) traditional IRAs;

  .   Section 408A Roth IRAs;

  . Section 457 deferred compensation plans of governmental and tax-exempt employers;

  .   Section 408(k) SEPs and SARSEPs; and

  .   Section 408(p) SIMPLE retirement accounts.

Contributions under any of these retirement arrangements generally must be made to a qualifying annuity Contract or to a qualifying trust or custodial account, in order for the contributions to receive favorable tax treatment as pre-tax (or Roth) contributions. Contracts purchased under these retirement arrangements are "Qualified Contracts."

Note that the specific terms of the governing employer plan may limit rights and options otherwise available under a Contract. In addition, changes in the applicable laws or regulations may impose additional limitations or may require changes to the contract to maintain its status as a Qualified Contract.

In addition, the Contracts may be used as "Nonqualified Contracts." Such nonqualified Contracts may be used to "informally" fund nonqualified deferred compensation plans, or they may serve as individual annuity contracts issued outside of the context of any formal employer retirement plan or arrangement. Nonqualified Contracts generally may invest only in Fixed Account Options and in mutual funds that are not available to the general public outside of annuity contracts or life insurance contracts. The restriction on including publicly available funds in nonqualified annuity contracts results from a longstanding IRS position articulated in a 1981 Revenue Ruling and added to the Code in 1984. The restriction generally does not apply to Qualified Contracts, as confirmed by the IRS in 1999 guidance.

Tax Consequences in General

Purchase Payments, distributions, withdrawals, transfers and surrender of a Contract can each have a tax effect, which varies with the governing retirement arrangement. Please refer to the detailed explanation in the SAI, the documents (if any) controlling the retirement arrangement through which the Contract is offered, and your personal tax advisor.

Purchase Payments under the Contracts can be made as contributions by employers or as pre-tax or after-tax contributions by employees, depending on the type of retirement program. Purchase Payments also can be made outside of an employer-sponsored retirement program. After-tax Purchase Payments, including after-tax employee contributions, generally constitute "investment in the Contract." All Qualified Contracts receive deferral of tax on the inside build-up of earnings on invested Purchase Payments, until a distribution occurs. See the SAI for a discussion of the taxation of distributions, including upon death, and special rules, including those applicable to non-natural owners of nonqualified Contracts.

Transfers among investment options within a variable annuity Contract generally are not taxed at the time of such a transfer. However, in 1986, the IRS indicated that limitations might be imposed with respect to either the number of investment options available within a Contract, or the frequency of transfers between investment options, or both, in order for the Contract to be treated as an annuity Contract for federal income tax purposes. If imposed, VALIC can provide no assurance that such limitations would not be imposed on a retroactive basis to Contracts issued under this prospectus. However, VALIC has no present indications that the IRS intends to impose such limitations, or what the terms or scope of those limitations might be. In addition, based upon published guidance issued by the IRS in 1999, it appears likely that such limitations, if imposed, would only apply to nonqualified Contracts.

Distributions are taxed differently depending on the program through which the Contracts are offered and the previous tax characterization of the contributions to which the distribution relates. Generally, the portion of a distribution that is not considered a return of investment in the Contract is subject to income tax. For annuity payments, investment in the Contract is recovered ratably over the expected payout period. Special recovery rules might apply in certain situations. Non-periodic payments such as partial withdrawals and full surrenders during the Purchase Period are referred to as "amounts not received as an annuity" in the Code. These types of payments are generally taxed to the extent of any gain existing in the Contract at the time of withdrawal.

Amounts subject to income tax may also incur excise or penalty taxes, under certain circumstances. Generally, as more fully discussed in the SAI, taxable distributions received before you attain age 591/2 are subject to a 10% penalty tax in addition to regular income tax, unless you make a rollover, in the case of a Qualified Contract, to another tax-deferred investment vehicle or meet certain exceptions. Note that a distribution from a 457(b) plan is not subject to the 10% tax penalty. And, if you have to report the distribution as ordinary income, you may need to make an estimated tax payment by the due date for the quarter in which you received the distribution, depending on the amount of federal tax withheld from the distribution. When calculating your tax liability to determine whether you need to make an estimated tax payment, your total tax for the year should also include the amount of the 10% additional tax on early distributions unless an exception applies. Amounts eligible for grandfathered status afforded to pre-1982 accounts might be exempt from the 10% early withdrawal penalty. Please consult with your tax advisor concerning these exceptions, tax

--------------------------------------------------------------------------------

reporting, and the tax-related effects of an early distribution. Required tax withholding will vary according to the type of program, type of payment and your tax status. In addition, amounts received under all Contracts may be subject to state income tax withholding requirements.

The Pension Protection Act of 2006 created other distribution events and exemptions from the 10% early withdrawal penalty tax. These include payments to certain reservists called up for active duty after September 11, 2001 and payments up to $3,000 per year made directly to an insurer for health, life and accident insurance by certain retired public safety officers.

On March 30, 2010, the Health Care and Education Reconciliation Act ("Reconciliation Act") was signed into law. Among other provisions, the Reconciliation Act imposes a new tax on net investment income, which went into effect in 2013, at the rate of 3.8% of investment income in excess of applicable thresholds for Modified Adjusted Gross Income ($250,000 for joint filers; $125,000 for married individuals filing separately; and, $200,000 for individual filers). An individual with MAGI in excess of the threshold will be required to pay this new tax on net investment income in excess of the applicable MAGI threshold. For this purpose, net investment income generally will include taxable withdrawals from a Non-Qualified contract, as well as other taxable amounts including amounts taxed annually to an owner that is not a natural person (see final paragraph in this section). This new tax generally does not apply to Qualified Contracts; however, taxable distributions from such contracts may be taken into account in determining the applicability of the MAGI thresholds.


It is the understanding of VALIC, confirmed by IRS Revenue Procedure 99-44, that a Qualified Contract described in section 401(a), 403(a), 403(b), 408(b) or 408A of the Code does not lose its deferred tax treatment if Purchase Payments under the Contract are invested in publicly available Mutual Funds.


It is also the understanding of VALIC that for each other type of Qualified Contract an independent exemption provides tax deferral regardless of how ownership of the Mutual Fund shares might be imputed for federal income tax purposes.

Investment earnings on contributions to nonqualified Contracts that are owned by non-natural persons (except for trusts or other entities as agent for a natural person) will be taxed currently to the Contract Owner and such Contracts will not be treated as annuities for federal income tax purposes.

Important Information Regarding 403(b) Regulations

On July 26, 2007, the Department of the Treasury published final 403(b) regulations that became largely effective on January 1, 2009. These comprehensive regulations include several rules and requirements, such as a requirement that employers maintain their 403(b) plans pursuant to a written plan. The final regulations, subsequent IRS guidance, and the terms of the written plan may impose restrictions on both new and existing contracts, including restrictions on the availability of loans, distributions, transfers and exchanges, regardless of when a contract was purchased.

In general, certain contracts originally established by a 90-24 transfer prior to September 25, 2007 are exempt (or grandfathered) from some of the requirements of the final regulations; provided that no salary reduction or other contributions have ever been made to the contract, and that no additional transfers are made to the contract on or after September 25, 2007. Further, contracts that are not grandfathered were generally required to be part of, and subject to the requirements of an employer's 403(b) plan upon its establishment, but no later than by January 1, 2009.

The rules in the final regulations generally do not affect a participant's ability to transfer some or all of a 403(b) account to a state-defined benefit plan to purchase service credits, where such a transfer is otherwise consistent with applicable rules and requirements and with the terms of the employer's plan.


As a general matter, many Contracts that have received plan contributions after 2004, and all Contracts that have received plan contributions after 2008, are required to be included in the plan and in the plan's administrative coordination, even if the investment provider and the Contract are no longer permitted to receive new contributions and/or transfers. However, IRS guidance generally permits a plan sponsor to exclude a Contract where the plan sponsor has otherwise made a good faith effort to include the Contract issued by a provider that ceased to receive contributions prior to January 1, 2009, as well as such Contracts maintained by certain former employees. You should be aware, however, that some rules governing contracts inside and outside of the plan after 2008 are subject to different interpretations, as well as possible additional IRS guidance. In addition, a Contract maintained under a plan subject to the requirements of Title I of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") may be required to be included in the plan regardless of whether it remains eligible to receive contributions after a specified date. The foregoing discussion is intended as a general discussion of the requirements only, and you may wish to discuss the requirements of the regulations and/or the general information above with your tax advisor.


U.S. Department of Labor Fiduciary Regulation


On April 8, 2016 the United States Department of Labor ("DOL") published its final regulation defining fiduciary advice, along with related revisions to certain existing guidance, as well as a new exemption from specific ERISA prohibitions. The requirements under the regulation and related guidance apply

--------------------------------------------------------------------------------


primarily to ERISA plans and IRAs. While the new requirements generally will not impact your rights under the Contract, they may, however, affect recommendations made by your financial advisor and your financial advisor's ability to make those recommendations. More specifically, the regulation and related guidance generally will apply to recommendations to buy, sell or hold interests in the Contract, as well as recommendations for distributions and rollovers to or from the Contract where the Contract is in an ERISA plan or IRA. The original applicability date for the regulation and significant portions of the related guidance was April 10, 2017. In guidance released on April 5, 2017 this initial applicability date was delayed to June 9, 2017, as the DOL reviews the guidance in light of specific questions posed by the President in a memorandum issued to the DOL with regard to the 2016 regulation and the related guidance. In the absence of additional delays or revisions, full compliance with the regulation and the related guidance is required by January 1, 2018.


Legal Proceedings
--------------------------------------------------------------------------------


The Company is currently defending a lawsuit filed in the Circuit Court of Kanawha County, West Virginia on November 12, 2009 by the West Virginia Investment Management Board and The West Virginia Consolidated Public Retirement Board (the "WV Boards"). The WV Boards assert damages in excess of $100 million. In November 2014, the West Virginia Supreme Court reversed the trial court's grant of summary judgment in the Company's favor, and remanded the matter to the Business Court for further proceedings. The matter was arbitrated in March 2017 and a decision is expected by April 30, 2017.


Various federal, state and other regulatory agencies may from time to time review, examine or inquire into the operations, practices and procedures of the Company, such as through financial examinations, market conduct exams or regulatory inquiries. Based on the current status of pending regulatory examinations and inquiries involving the Company, the Company believes it is not likely that these regulatory examinations or inquiries will have a material adverse effect on the financial position, results of operations or cash flows of the Company.


Various other lawsuits against the Company have arisen in the ordinary course of business. As of April 21, 2017, the Company believes it is not likely that contingent liabilities arising from such lawsuits will have a material effect on the Company's statutory financial statements.


Financial Statements
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Financial statements of VALIC and the Separate Account and American Home (if applicable to you) are included in the SAI. For additional information about the Contracts, you may request a copy of the SAI. We have filed the SAI with the SEC and have incorporated it by reference into this prospectus. You may obtain a free copy of the SAI if you write us at our Home Office, located at 2929 Allen Parkway, Houston, Texas, 77019 or call us at 1-800-448-2542.

Information about the Separate Account, including the SAI, can also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Inquiries on the operations of the Public Reference Room may be made by calling the SEC at 1-202-942-8090. Reports and other information about the Separate Account are available on the SEC's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street, N.E., Washington D.C. 20549-0506.

           TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION
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                                                      Page
                                                      ----
                     General Information.............   3
                     Federal Tax Matters.............   3
                     Exchange Privilege..............  12
                     Calculation of Surrender Charge.  18
                     Purchase Unit Value.............  19

                                                            Page
                                                            ----
                Calculation of MVA Option..................  20
                Payout Payments............................  21
                Distribution of Variable Annuity Contracts.  23
                Experts....................................  23
                Comments on Financial Statements...........  23

                   Appendix A -- Selected Purchase Unit Data
--------------------------------------------------------------------------------

Purchase units shown are for a Purchase Unit outstanding throughout the year for each Variable Account Option.*

                                                                   Number of
                                                   Unit    Unit      Units
                                                  Value   Value   Outstanding
  Fund Name                                  Year at 1/1 at 12/31  at 12/31
  ---------                                  ---- ------ -------- -----------
  VALIC Company I
    Asset Allocation Fund (Division 5)       2016 7.391   7.853    10,485,387
                                             2015 7.500   7.391    11,229,279
                                             2014 7.190   7.500    11,464,518
                                             2013 6.262   7.190    11,432,199
                                             2012 5.582   6.262    11,341,787
                                             2011 5.586   5.582    10,743,259
                                             2010 4.925   5.586    21,847,662
                                             2009 4.024   4.925    11,080,728
                                             2008 5.218   4.024    25,594,227
                                             2007 4.958   5.218    29,632,439
    Blue Chip Growth Fund (Division 72)      2016 1.873   1.871   234,887,542
                                             2015 1.704   1.873   249,325,806
                                             2014 1.577   1.704   255,293,080
                                             2013 1.128   1.577   274,949,669
                                             2012 0.965   1.128   290,732,124
                                             2011 0.960   0.965   292,547,139
                                             2010 0.835   0.960   303,937,553
                                             2009 0.589   0.835   367,144,690
                                             2008 1.042   0.589   323,752,720
                                             2007 0.931   1.042   104,627,072
    Broad Cap Value Income Fund
     (Division 75)                           2016 1.690   1.905    19,267,145
                                             2015 1.730   1.690    21,381,397
                                             2014 1.625   1.730    22,365,875
                                             2013 1.203   1.625    20,918,581
                                             2012 1.066   1.203    20,711,268
                                             2011 1.059   1.066    19,392,587
                                             2010 0.935   1.059    16,472,333
                                             2009 0.753   0.935    15,694,879
                                             2008 1.161   0.753    16,324,261
                                             2007 1.151   1.161    18,440,424
    Capital Conservation Fund (Division 7)   2016 3.659   3.705    25,066,756
                                             2015 3.688   3.659    26,925,896
                                             2014 3.515   3.688    28,654,292
                                             2013 3.637   3.515    28,296,085
                                             2012 3.463   3.637    35,290,472
                                             2011 3.274   3.463    29,728,225
                                             2010 3.067   3.274    33,209,360
                                             2009 2.790   3.067    26,677,114
                                             2008 2.906   2.790    32,378,330
                                             2007 2.831   2.906    48,373,403
    Core Equity Fund (Division 15)           2016 3.275   3.655    53,159,438
                                             2015 3.370   3.275    59,276,410
                                             2014 3.052   3.370    65,322,905
                                             2013 2.286   3.052    71,971,776
                                             2012 2.022   2.286    78,896,796
                                             2011 2.052   2.022    86,784,230
                                             2010 1.837   2.052    94,436,980
                                             2009 1.505   1.837   104,827,771
                                             2008 2.415   1.505   117,336,313
                                             2007 2.369   2.415   137,228,625


                                                                   Number of
                                                   Unit    Unit      Units
                                                  Value   Value   Outstanding
  Fund Name                                  Year at 1/1 at 12/31  at 12/31
  ---------                                  ---- ------ -------- -----------
    Dividend Value Fund (Division 21)        2016 2.609   3.014   195,018,399
                                             2015 2.652   2.609   175,738,943
                                             2014 2.453   2.652   208,754,524
                                             2013 1.905   2.453   186,304,389
                                             2012 1.709   1.905   163,254,122
                                             2011 1.596   1.709   101,063,866
                                             2010 1.413   1.596    68,862,420
                                             2009 1.200   1.413    61,709,268
                                             2008 1.871   1.200    69,182,773
                                             2007 1.898   1.871    80,805,721
    Dynamic Allocation Fund (Division 103)   2016 1.132   1.175   183,719,330
                                             2015 1.198   1.132   200,438,926
                                             2014 1.161   1.198   207,495,613
                                             2013 0.998   1.161   157,565,861
                                             2012    --   0.998         1,278
    Emerging Economies Fund (Division 87)    2016 0.765   0.844   588,962,730
                                             2015 0.904   0.765   514,456,202
                                             2014 0.967   0.904   524,801,471
                                             2013 1.004   0.967   461,831,807
                                             2012 0.853   1.004   448,359,082
                                             2011 0.991   0.853   183,542,976
                                             2010 0.900   0.991   190,097,376
                                             2009 0.701   0.900   206,475,201
                                             2008 1.314   0.701   224,735,991
                                             2007 1.217   1.314   256,512,330
    Foreign Value Fund (Division 89)         2016 1.165   1.293   461,800,327
                                             2015 1.269   1.165   502,945,232
                                             2014 1.451   1.269   529,897,500
                                             2013 1.161   1.451   533,756,939
                                             2012 0.987   1.161   579,481,027
                                             2011 1.147   0.987   642,061,277
                                             2010 1.076   1.147   638,574,514
                                             2009 0.738   1.076   577,553,905
                                             2008 1.344   0.738   620,212,606
                                             2007 1.221   1.344   672,951,247
    Global Real Estate Fund (Division 101)   2016 1.319   1.336   210,495,647
                                             2015 1.332   1.319   238,892,974
                                             2014 1.201   1.332   267,978,180
                                             2013 1.160   1.201   216,238,726
                                             2012 0.894   1.160   241,543,325
                                             2011 0.982   0.894   232,943,420
                                             2010 0.839   0.982   213,011,694
                                             2009 0.643   0.839   258,142,217
                                             2008    --   0.643   243,173,392
    Global Social Awareness Fund
     (Division 12)                           2016 5.522   5.847    38,124,466
                                             2015 5.596   5.522    38,399,751
                                             2014 5.235   5.596    42,855,429
                                             2013 4.103   5.235    46,143,368
                                             2012 3.533   4.103    42,760,926
                                             2011 3.804   3.533    44,012,539
                                             2010 3.423   3.804    52,474,118
                                             2009 2.628   3.423    50,267,504
                                             2008 4.423   2.628    70,913,038
                                             2007 4.279   4.423    79,161,938


--------

* The 2008 data for the Global Real Estate Fund begins on May 1, 2008, the date this fund was added to Portfolio Director. The 2011 data for the Invesco Balanced-Risk Commodity Strategy Fund begins on November 1, 2011, the date this fund was added to Portfolio Director. On March 23, 2012, the Lou Holland Growth Fund was merged into American Beacon Holland Large Cap Growth Fund. The data for 2011 and prior periods for the American Beacon Holland Large Cap Growth Fund reflects the data for the Lou Holland Growth Fund. The 2012 data for the Dynamic Allocation Fund begins on December 26, 2012, the date this fund was added to Portfolio Director. Effective September 28, 2016, the VALIC Company I Money Market I Fund and the VALIC Company II Money Market II Fund changed their names to the Government Money Market I Fund and the Government Money Market II Fund, respectively.

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                                                                    Number of
                                                    Unit    Unit      Units
                                                   Value   Value   Outstanding
  Fund Name                                   Year at 1/1 at 12/31  at 12/31
  ---------                                   ---- ------ -------- -----------
    Global Strategy Fund (Division 88)        2016 1.806   1.883   163,523,909
                                              2015 1.915   1.806   183,895,415
                                              2014 1.900   1.915   195,648,003
                                              2013 1.615   1.900   207,385,139
                                              2012 1.365   1.615   211,834,246
                                              2011 1.410   1.365   257,082,832
                                              2010 1.275   1.410   273,106,060
                                              2009 1.038   1.275   252,273,797
                                              2008 1.324   1.038   284,368,915
                                              2007 1.215   1.324   312,569,282
    Government Money Market I Fund
     (Division 6)                             2016 2.007   1.987   123,629,671
                                              2015 2.027   2.007   119,987,728
                                              2014 2.047   2.027   123,650,875
                                              2013 2.067   2.047   130,251,067
                                              2012 2.088   2.067   134,317,148
                                              2011 2.109   2.088   141,509,055
                                              2010 2.129   2.109   139,892,360
                                              2009 2.144   2.129   148,465,945
                                              2008 2.119   2.144   179,084,738
                                              2007 2.044   2.119   164,860,982
    Government Securities Fund (Division 8)   2016 3.549   3.556    19,501,841
                                              2015 3.555   3.549    19,113,755
                                              2014 3.403   3.555    20,195,666
                                              2013 3.589   3.403    23,054,983
                                              2012 3.496   3.589    22,678,354
                                              2011 3.216   3.496    22,839,524
                                              2010 3.125   3.216    28,341,239
                                              2009 3.280   3.125    26,317,113
                                              2008 3.019   3.280    40,652,547
                                              2007 2.832   3.019    29,052,492
    Growth Fund (Division 78)                 2016 1.724   1.789   388,095,512
                                              2015 1.689   1.724   458,010,324
                                              2014 1.541   1.689   464,072,864
                                              2013 1.187   1.541   481,182,962
                                              2012 1.044   1.187   528,155,797
                                              2011 1.016   1.044   529,636,867
                                              2010 0.906   1.061   551,249,645
                                              2009 0.670   0.906   600,691,043
                                              2008 1.122   0.670   656,297,029
                                              2007 0.936   1.122   740,276,858
    Growth & Income Fund (Division 16)        2016 3.463   3.814    22,529,695
                                              2015 3.502   3.463    24,899,000
                                              2014 3.099   3.502    26,151,817
                                              2013 2.359   3.099    26,563,614
                                              2012 2.102   2.359    27,951,197
                                              2011 2.220   2.102    29,538,389
                                              2010 1.997   2.220    31,055,345
                                              2009 1.656   1.997    33,580,307
                                              2008 2.645   1.656    37,648,494
                                              2007 2.496   2.645    42,987,180
    Health Sciences Fund (Division 73)        2016 4.551   4.033   135,578,620
                                              2015 4.081   4.551   163,117,194
                                              2014 3.133   4.081   146,889,576
                                              2013 2.095   3.133   136,545,423
                                              2012 1.606   2.095   119,014,862
                                              2011 1.469   1.606   103,364,423
                                              2010 1.281   1.469    98,078,111
                                              2009 0.984   1.281   105,320,949
                                              2008 1.412   0.984   114,902,634
                                              2007 1.213   1.412   117,736,242


                                                                    Number of
                                                    Unit    Unit      Units
                                                   Value   Value   Outstanding
  Fund Name                                   Year at 1/1 at 12/31  at 12/31
  ---------                                   ---- ------ -------- -----------
    Inflation Protected Fund (Division 77)    2016 1.247   1.281   281,898,871
                                              2015 1.299   1.247   308,672,313
                                              2014 1.274   1.299   299,760,024
                                              2013 1.383   1.274   277,565,988
                                              2012 1.293   1.383   258,308,256
                                              2011 1.186   1.293   220,201,675
                                              2010 1.098   1.186   177,023,759
                                              2009 1.012   1.098   143,606,653
                                              2008 1.079   1.012   121,583,367
                                              2007 1.011   1.079    10,865,742
    International Equities Index Fund
     (Division 11)                            2016 1.791   1.795   394,166,789
                                              2015 1.827   1.791   396,429,084
                                              2014 1.952   1.827   386,208,304
                                              2013 1.657   1.952   422,010,815
                                              2012 1.430   1.657   400,470,192
                                              2011 1.662   1.430   454,616,647
                                              2010 1.548   1.662   446,458,741
                                              2009 1.206   1.548   408,178,586
                                              2008 2.153   1.206   443,006,498
                                              2007 1.999   2.153   414,999,326
    International Government Bond Fund
     (Division 13)                            2016 2.901   2.979    52,375,313
                                              2015 3.031   2.901    41,460,619
                                              2014 3.020   3.031    45,268,931
                                              2013 3.232   3.020    46,400,845
                                              2012 3.005   3.232    42,794,823
                                              2011 2.905   3.005    52,050,637
                                              2010 2.714   2.905    42,388,762
                                              2009 2.457   2.714    40,686,385
                                              2008 2.495   2.457    50,811,427
                                              2007 2.355   2.495    46,683,335
    International Growth Fund
     (Division 20)                            2016 2.714   2.613    94,896,359
                                              2015 2.755   2.714   105,372,533
                                              2014 2.882   2.755   117,367,804
                                              2013 2.411   2.882   129,867,358
                                              2012 2.026   2.411   145,325,269
                                              2011 2.269   2.026   150,087,437
                                              2010 2.036   2.269   165,141,915
                                              2009 1.519   2.036   173,448,999
                                              2008 2.645   1.519   188,123,588
                                              2007 2.330   2.645   197,901,214
    Large Cap Core Fund (Division 76)         2016 2.202   2.368    47,849,230
                                              2015 2.159   2.202    55,708,727
                                              2014 1.925   2.159    59,109,794
                                              2013 1.429   1.925    61,886,026
                                              2012 1.217   1.429    63,753,636
                                              2011 1.242   1.217    65,336,534
                                              2010 1.074   1.242    60,235,969
                                              2009 0.785   1.074    72,316,023
                                              2008 1.174   0.785    88,166,893
                                              2007 1.097   1.174    47,416,402
    Large Capital Growth Fund (Division 79)   2016 1.686   1.772   163,329,304
                                              2015 1.704   1.686   176,905,029
                                              2014 1.544   1.704   191,046,750
                                              2013 1.185   1.544   206,576,744
                                              2012 1.065   1.185   227,063,833
                                              2011 1.146   1.065   247,157,945
                                              2010 1.002   1.146   266,574,438
                                              2009 0.772   1.002   289,165,827
                                              2008 1.268   0.772   317,488,578
                                              2007 1.113   1.268   358,163,427

--------------------------------------------------------------------------------


                                                                Number of
                                                Unit    Unit      Units
                                               Value   Value   Outstanding
     Fund Name                            Year at 1/1 at 12/31  at 12/31
     ---------                            ---- ------ -------- -----------
       Mid Cap Index Fund (Division 4)    2016 17.981  21.474  106,216,675
                                          2015 18.627  17.981  111,598,951
                                          2014 17.196  18.627  118,008,435
                                          2013 13.048  17.196  125,006,956
                                          2012 11.215  13.048  131,802,264
                                          2011 11.559  11.215  139,014,512
                                          2010  9.248  11.559  167,554,750
                                          2009  6.755   9.248  150,937,855
                                          2008 10.811   6.755  187,891,321
                                          2007 10.145  10.811  217,428,913
       Mid Cap Strategic Growth Fund
        (Division 83)                     2016  1.924   2.090   86,153,727
                                          2015  1.996   1.924   95,511,744
                                          2014  1.953   1.996  105,067,767
                                          2013  1.423   1.953  115,522,045
                                          2012  1.316   1.423  128,070,724
                                          2011  1.426   1.316  145,399,643
                                          2010  1.141   1.426  162,820,951
                                          2009  0.784   1.141  174,642,716
                                          2008  1.525   0.784  185,473,745
                                          2007  1.187   1.525  209,736,140
       Nasdaq-100(R) Index Fund
        (Division 46)                     2016  1.244   1.315  185,888,804
                                          2015  1.151   1.244  189,969,327
                                          2014  0.979   1.151  181,413,144
                                          2013  0.726   0.979  168,103,592
                                          2012  0.622   0.726  172,385,275
                                          2011  0.610   0.622  147,793,034
                                          2010  0.515   0.610  152,993,906
                                          2009  0.334   0.515  159,058,882
                                          2008  0.587   0.334  131,648,872
                                          2007  0.500   0.587  138,820,333
       Science & Technology Fund
        (Division 17)                     2016  5.024   5.338  131,172,929
                                          2015  4.704   5.024  141,264,036
                                          2014  4.152   4.704  152,393,259
                                          2013  2.943   4.152  162,421,469
                                          2012  2.651   2.943  178,461,643
                                          2011  2.848   2.651  198,738,067
                                          2010  2.356   2.848  221,693,654
                                          2009  1.438   2.356  245,097,631
                                          2008  2.689   1.438  257,209,740
                                          2007  2.308   2.689  292,041,687
       Small Cap Aggressive Growth Fund
        (Division 86)                     2016  2.135   2.151   37,341,453
                                          2015  2.124   2.135   41,832,812
                                          2014  1.952   2.124   38,029,319
                                          2013  1.317   1.952   43,227,734
                                          2012  1.156   1.317   43,036,493
                                          2011  1.300   1.156   46,417,390
                                          2010  1.028   1.300   52,542,913
                                          2009  0.678   1.028   51,663,514
                                          2008  1.152   0.678   43,117,503
                                          2007  1.017   1.152   48,974,593
       Small Cap Fund (Division 18)       2016  4.318   4.929   51,882,660
                                          2015  4.580   4.318   57,724,906
                                          2014  4.448   4.580   64,145,272
                                          2013  3.200   4.448   71,381,164
                                          2012  2.790   3.200   78,544,274
                                          2011  2.839   2.790   87,744,409
                                          2010  2.214   2.839   95,934,679
                                          2009  1.742   2.214  105,352,371
                                          2008  2.676   1.742  117,886,782
                                          2007  2.881   2.676  138,219,053


                                                                  Number of
                                                  Unit    Unit      Units
                                                 Value   Value   Outstanding
    Fund Name                               Year at 1/1 at 12/31  at 12/31
    ---------                               ---- ------ -------- -----------
      Small Cap Index Fund (Division 14)    2016 5.731   6.875   112,356,933
                                            2015 6.060   5.731   115,279,719
                                            2014 5.842   6.060   123,361,844
                                            2013 4.256   5.842   130,375,004
                                            2012 3.704   4.256   136,984,141
                                            2011 3.910   3.704   150,299,747
                                            2010 3.121   3.910   178,158,043
                                            2009 2.458   3.121   166,837,395
                                            2008 3.789   2.458   206,050,238
                                            2007 3.901   3.789   248,987,688
      Small Cap Special Values Fund
       (Division 84)                        2016 1.522   1.956    96,731,540
                                            2015 1.605   1.522    93,183,086
                                            2014 1.515   1.605   101,453,298
                                            2013 1.101   1.515   109,818,977
                                            2012 0.972   1.101   123,878,008
                                            2011 1.033   0.972   135,244,030
                                            2010 0.858   1.033   149,043,435
                                            2009 0.659   0.858   162,861,427
                                            2008 1.032   0.659   178,261,651
                                            2007 1.159   1.032   211,527,802
      Small-Mid Growth Fund (Division 85)   2016 1.593   1.580    47,269,477
                                            2015 1.619   1.593    58,574,211
                                            2014 1.472   1.619    55,536,044
                                            2013 1.104   1.472    65,725,306
                                            2012 0.999   1.104    69,751,171
                                            2011 1.055   0.999    73,777,559
                                            2010 0.844   1.055    80,819,723
                                            2009 0.605   0.844    85,290,921
                                            2008 1.014   0.605    88,644,708
                                            2007 1.054   1.014    98,751,123
      Stock Index Fund (Division 10)        2016 8.696   9.608   291,165,076
                                            2015 8.692   8.696   309,489,081
                                            2014 7.750   8.692   336,587,419
                                            2013 5.934   7.750   356,180,679
                                            2012 5.186   5.934   375,264,648
                                            2011 5.144   5.186   398,646,448
                                            2010 4.530   5.144   480,739,224
                                            2009 3.627   4.530   435,420,314
                                            2008 5.834   3.627   520,561,748
                                            2007 5.606   5.834   641,546,116
      Value Fund (Division 74)              2016 1.930   2.166    32,554,029
                                            2015 2.014   1.930    36,295,560
                                            2014 1.826   2.014    40,096,476
                                            2013 1.406   1.826    45,967,293
                                            2012 1.215   1.406    50,422,500
                                            2011 1.256   1.215    68,559,347
                                            2010 1.104   1.256    71,524,774
                                            2009 0.836   1.104    89,461,814
                                            2008 1.459   0.836    99,631,010
                                            2007 1.387   1.459    55,860,982
    VALIC Company II
      Aggressive Growth Lifestyle Fund
       (Division 48)                        2016 2.724   2.941   151,724,193
                                            2015 2.770   2.724   158,226,021
                                            2014 2.675   2.770   157,831,426
                                            2013 2.210   2.675   144,481,682
                                            2012 1.933   2.210   127,721,427
                                            2011 1.951   1.933    92,224,594
                                            2010 1.695   1.951    66,017,184
                                            2009 1.322   1.695    51,661,244
                                            2008 1.987   1.322    43,700,400
                                            2007 1.824   1.987    38,013,516

--------------------------------------------------------------------------------


                                                                    Number of
                                                    Unit    Unit      Units
                                                   Value   Value   Outstanding
  Fund Name                                   Year at 1/1 at 12/31  at 12/31
  ---------                                   ---- ------ -------- -----------
    Capital Appreciation Fund (Division 39)   2016 1.715   1.737    16,762,772
                                              2015 1.633   1.715    18,482,317
                                              2014 1.515   1.633    20,405,157
                                              2013 1.122   1.515    21,659,297
                                              2012 0.958   1.122    23,617,555
                                              2011 0.984   0.958    22,658,750
                                              2010 0.867   0.984    23,528,273
                                              2009 0.660   0.867    25,414,079
                                              2008 1.192   0.660    27,906,873
                                              2007 1.001   1.192    22,564,438
    Conservative Growth Lifestyle Fund
     (Division 50)                            2016 2.578   2.728   105,647,225
                                              2015 2.633   2.578   108,672,128
                                              2014 2.559   2.633   109,316,736
                                              2013 2.358   2.559    96,736,358
                                              2012 2.123   2.358    80,441,631
                                              2011 2.068   2.123    50,013,534
                                              2010 1.837   2.068    37,681,320
                                              2009 1.531   1.837    25,909,997
                                              2008 1.888   1.531    24,222,869
                                              2007 1.776   1.888    22,356,559
    Core Bond Fund (Division 58)              2016 1.956   2.008   367,086,298
                                              2015 1.974   1.956   409,985,415
                                              2014 1.886   1.974   303,470,023
                                              2013 1.936   1.886   302,031,627
                                              2012 1.816   1.936   200,538,609
                                              2011 1.723   1.816   172,596,496
                                              2010 1.584   1.723   114,248,819
                                              2009 1.376   1.584    70,040,116
                                              2008 1.456   1.376    64,810,715
                                              2007 1.412   1.456   117,713,661
    Government Money Market II Fund
     (Division 44)                            2016 1.218   1.209    76,056,955
                                              2015 1.227   1.218   102,648,541
                                              2014 1.236   1.227    91,586,462
                                              2013 1.245   1.236   107,637,847
                                              2012 1.255   1.245   101,208,543
                                              2011 1.264   1.255   111,284,185
                                              2010 1.274   1.264   106,677,105
                                              2009 1.279   1.274   135,451,933
                                              2008 1.260   1.279   195,844,578
                                              2007 1.213   1.260   223,310,298
    High Yield Bond Fund (Division 60)        2016 2.381   2.669   138,831,817
                                              2015 2.491   2.381   123,518,044
                                              2014 2.440   2.491   112,780,938
                                              2013 2.337   2.440   108,354,843
                                              2012 2.070   2.337   108,507,775
                                              2011 1.997   2.070    86,556,392
                                              2010 1.773   1.997    85,272,412
                                              2009 1.245   1.773    86,815,233
                                              2008 1.825   1.245    86,682,126
                                              2007 1.812   1.825    89,538,441
    International Opportunities Fund
     (Division 33)                            2016 2.211   2.182   194,717,379
                                              2015 2.053   2.211   230,164,248
                                              2014 2.182   2.053   224,181,526
                                              2013 1.815   2.182   227,763,862
                                              2012 1.498   1.815   238,169,790
                                              2011 1.878   1.498   302,524,054
                                              2010 1.577   1.878   292,442,561
                                              2009 1.265   1.577   316,175,936
                                              2008 2.175   1.265   329,905,870
                                              2007 2.071   2.175   284,895,727


                                                                  Number of
                                                  Unit    Unit      Units
                                                 Value   Value   Outstanding
    Fund Name                               Year at 1/1 at 12/31  at 12/31
    ---------                               ---- ------ -------- -----------
      Large Cap Value Fund (Division 40)    2016 2.674   3.107    53,271,644
                                            2015 2.771   2.674    51,680,485
                                            2014 2.521   2.771    56,336,476
                                            2013 1.877   2.521    60,432,399
                                            2012 1.617   1.877    64,775,143
                                            2011 1.704   1.617    78,162,609
                                            2010 1.481   1.704    78,649,042
                                            2009 1.354   1.481    85,633,772
                                            2008 2.156   1.354    92,838,525
                                            2007 2.108   2.156   136,506,465
      Mid Cap Growth Fund (Division 37)     2016 1.835   1.907    45,174,629
                                            2015 1.866   1.835    61,967,016
                                            2014 1.840   1.866    60,301,358
                                            2013 1.415   1.840    62,426,740
                                            2012 1.281   1.415    71,170,383
                                            2011 1.360   1.281    95,028,638
                                            2010 1.121   1.360   102,450,795
                                            2009 0.786   1.121   142,960,243
                                            2008 1.484   0.786   148,636,778
                                            2007 1.312   1.484    50,257,714
      Mid Cap Value Fund (Division 38)      2016 5.176   5.859   125,670,581
                                            2015 5.289   5.176   126,306,249
                                            2014 4.993   5.289   128,256,862
                                            2013 3.744   4.993   133,091,978
                                            2012 3.097   3.744   143,237,727
                                            2011 3.421   3.097   136,166,075
                                            2010 2.821   3.421   114,350,420
                                            2009 2.078   2.821   112,883,236
                                            2008 3.415   2.078   120,463,020
                                            2007 3.347   3.415   107,756,457
      Moderate Growth Lifestyle Fund
       (Division 49)                        2016 2.782   2.993   246,021,927
                                            2015 2.830   2.782   249,674,163
                                            2014 2.734   2.830   246,046,230
                                            2013 2.362   2.734   218,376,320
                                            2012 2.094   2.362   180,791,433
                                            2011 2.083   2.094   128,021,253
                                            2010 1.827   2.083    96,175,029
                                            2009 1.460   1.827    74,992,233
                                            2008 1.992   1.460    68,593,574
                                            2007 1.844   1.992    58,572,778
      Small Cap Growth Fund (Division 35)   2016 2.595   2.778    21,519,722
                                            2015 2.648   2.595    25,250,387
                                            2014 2.667   2.648    28,073,923
                                            2013 1.819   2.667    31,219,056
                                            2012 1.631   1.819    33,519,019
                                            2011 1.715   1.631    35,002,239
                                            2010 1.292   1.715    31,659,159
                                            2009 0.945   1.292    26,637,546
                                            2008 1.677   0.945    25,128,636
                                            2007 1.624   1.677    24,916,073
      Small Cap Value Fund (Division 36)    2016 3.369   4.349    94,129,852
                                            2015 3.631   3.369   102,585,454
                                            2014 3.466   3.631   120,572,074
                                            2013 2.564   3.466   123,444,686
                                            2012 2.245   2.564   136,086,201
                                            2011 2.452   2.245   139,441,971
                                            2010 1.964   2.452   146,284,682
                                            2009 1.593   1.964   150,377,564
                                            2008 2.284   1.593   117,524,519
                                            2007 2.474   2.284    75,988,731

--------------------------------------------------------------------------------


                                                                    Number of
                                                    Unit    Unit      Units
                                                   Value   Value   Outstanding
  Fund Name                                   Year at 1/1 at 12/31  at 12/31
  ---------                                   ---- ------ -------- -----------
    Socially Responsible Fund (Division 41)   2016 2.487   2.731   221,973,402
                                              2015 2.478   2.487   240,963,183
                                              2014 2.161   2.478   242,917,949
                                              2013 1.608   2.161   264,076,070
                                              2012 1.406   1.608   295,333,876
                                              2011 1.398   1.406   409,272,143
                                              2010 1.229   1.398   476,195,949
                                              2009 0.947   1.229   537,168,008
                                              2008 1.528   0.947   567,706,671
                                              2007 1.481   1.528   569,830,560
    Strategic Bond Fund (Division 59)         2016 2.604   2.795   168,467,978
                                              2015 2.675   2.604   176,746,030
                                              2014 2.593   2.675   186,090,359
                                              2013 2.606   2.593   186,485,323
                                              2012 2.336   2.606   188,347,893
                                              2011 2.256   2.336   162,185,471
                                              2010 2.047   2.256   145,727,132
                                              2009 1.637   2.047   132,844,492
                                              2008 1.922   1.637   128,930,853
                                              2007 1.860   1.922   134,462,026
  Public Funds
    American Beacon Holland Large Cap
     Growth Fund (Division 70)                2016 1.737   1.752    16,266,867
                                              2015 1.650   1.737    18,404,403
                                              2014 1.557   1.650    20,837,760
                                              2013 1.190   1.557    23,153,719
                                              2012 1.071   1.190    26,529,443
                                              2011 1.047   1.071    25,080,056
                                              2010 0.927   1.047    20,565,906
                                              2009 0.674   0.927    20,271,834
                                              2008 1.044   0.674    16,563,913
                                              2007 0.964   1.044    18,146,308
    Ariel Appreciation Fund (Division 69)     2016 3.012   3.360   100,648,708
                                              2015 3.249   3.012    96,732,440
                                              2014 3.030   3.244   113,599,159
                                              2013 2.093   3.030   117,594,730
                                              2012 1.772   2.093   104,394,611
                                              2011 1.931   1.772   110,259,195
                                              2010 1.631   1.931   112,032,561
                                              2009 1.011   1.631   118,116,686
                                              2008 1.723   1.011   125,837,892
                                              2007 1.765   1.723   149,402,054
    Ariel Fund (Division 68)                  2016 3.097   3.544    87,008,814
                                              2015 3.262   3.097    94,375,118
                                              2014 2.970   3.262   103,243,863
                                              2013 2.073   2.970   111,663,269
                                              2012 1.740   2.073   118,632,237
                                              2011 1.983   1.740   132,467,517
                                              2010 1.590   1.983   142,222,168
                                              2009 0.983   1.590   145,696,578
                                              2008 1.918   0.983   151,912,178
                                              2007 1.971   1.918   179,090,018
    Invesco Balanced-Risk Commodity
     Strategy Fund (Division 102)             2016 0.583   0.646   256,654,785
                                              2015 0.705   0.583   358,669,447
                                              2014 0.846   0.705   302,624,993
                                              2013 0.992   0.846   241,375,267
                                              2012 0.967   0.992   180,710,150
                                              2011    --   0.967     4,758,993


                                                                 Number of
                                                 Unit    Unit      Units
                                                Value   Value   Outstanding
    Fund Name                              Year at 1/1 at 12/31  at 12/31
    ---------                              ---- ------ -------- -----------
      SunAmerica 2020 High Watermark
       (Division 82)                       2016 1.123   1.126    5,597,247
                                           2015 1.123   1.123    6,090,782
                                           2014 1.091   1.123    7,262,598
                                           2013 1.173   1.091    8,905,105
                                           2012 1.139   1.173   11,398,362
                                           2011 0.983   1.139   13,898,613
                                           2010 0.915   0.983   13,188,933
                                           2009 0.987   0.915   11,459,016
                                           2008 1.193   0.987   10,635,507
                                           2007 1.142   1.193    9,628,949
      T Rowe Price Retirement 2015 Fund
       (Division 104)                      2016 0.978   1.037    5,134,987
                                           2015    --   0.978    1,948,218
      T Rowe Price Retirement 2020 Fund
       (Division 105)                      2016 0.979   1.039   12,105,984
                                           2015    --   0.979    6,548,107
      T Rowe Price Retirement 2025 Fund
       (Division 106)                      2016 0.981   1.042    8,873,080
                                           2015    --   0.981    4,650,550
      T Rowe Price Retirement 2030 Fund
       (Division 107)                      2016 0.982   1.044    8,070,123
                                           2015    --   0.982    4,634,341
      T Rowe Price Retirement 2035 Fund
       (Division 108)                      2016 0.984   1.045    6,675,379
                                           2015    --   0.984    3,044,249
      T Rowe Price Retirement 2040 Fund
       (Division 109)                      2016 0.984   1.046    6,271,455
                                           2015    --   0.984    3,417,161
      T Rowe Price Retirement 2045 Fund
       (Division 110)                      2016 0.984   1.047    3,680,281
                                           2015    --   0.984    1,800,992
      T Rowe Price Retirement 2050 Fund
       (Division 111)                      2016 0.984   1.047    2,355,047
                                           2015    --   0.984      973,495
      T Rowe Price Retirement 2055 Fund
       (Division 112)                      2016 0.984   1.046      961,694
                                           2015    --   0.984      463,103
      T Rowe Price Retirement 2060 Fund
       (Division 113)                      2016 0.984   1.047      581,629
                                           2015    --   0.984      406,231
      Vanguard LifeStrategy Conservative
       Growth Fund (Division 54)           2016 1.942   2.032   35,607,152
                                           2015 1.970   1.942   35,482,977
                                           2014 1.865   1.970   35,502,846
                                           2013 1.732   1.865   35,547,311
                                           2012 1.606   1.732   35,294,428
                                           2011 1.598   1.606   32,831,197
                                           2010 1.456   1.598   31,863,845
                                           2009 1.259   1.456   29,267,705
                                           2008 1.585   1.259   29,098,257
                                           2007 1.500   1.585   28,505,070
      Vanguard LifeStrategy Growth Fund
       (Division 52)                       2016 2.099   2.246   83,255,640
                                           2015 2.151   2.099   84,155,907
                                           2014 2.032   2.151   85,659,260
                                           2013 1.698   2.032   85,731,178
                                           2012 1.503   1.698   83,681,008
                                           2011 1.558   1.503   82,684,661
                                           2010 1.371   1.558   79,140,490
                                           2009 1.110   1.371   75,530,156
                                           2008 1.714   1.110   71,279,560
                                           2007 1.615   1.714   65,934,408

--------------------------------------------------------------------------------


                                                                   Number of
                                                   Unit    Unit      Units
                                                  Value   Value   Outstanding
   Fund Name                                 Year at 1/1 at 12/31  at 12/31
   ---------                                 ---- ------ -------- -----------
     Vanguard LifeStrategy Moderate Growth
      Fund (Division 53)                     2016 2.071   2.191    87,472,057
                                             2015 2.109   2.071    91,429,302
                                             2014 1.995   2.109    90,369,353
                                             2013 1.756   1.995    90,571,117
                                             2012 1.591   1.756    89,444,247
                                             2011 1.606   1.591    86,842,878
                                             2010 1.436   1.606    82,593,652
                                             2009 1.208   1.436    77,302,792
                                             2008 1.664   1.208    74,246,099
                                             2007 1.570   1.664    70,289,060
     Vanguard Long-Term Investment-Grade
      Fund (Division 22)                     2016 3.173   3.387    71,034,505
                                             2015 3.277   3.173    60,679,559
                                             2014 2.801   3.277    86,059,868
                                             2013 3.006   2.801    65,853,008
                                             2012 2.719   3.006    89,418,315
                                             2011 2.344   2.719    73,731,572
                                             2010 2.138   2.344    61,770,469
                                             2009 1.986   2.138    59,897,315
                                             2008 1.961   1.986    61,895,100
                                             2007 1.909   1.961    72,272,448
     Vanguard Long-Term Treasury Fund
      (Division 23)                          2016 3.246   3.252    58,381,499
                                             2015 3.330   3.246    56,135,735
                                             2014 2.685   3.330    60,671,299
                                             2013 3.118   2.685    66,236,397
                                             2012 3.044   3.118    81,235,366
                                             2011 2.378   3.044    85,528,223
                                             2010 2.205   2.378    92,190,568
                                             2009 2.533   2.205   102,397,220
                                             2008 2.088   2.533   132,267,500
                                             2007 1.931   2.088   103,943,061


                                                                   Number of
                                                   Unit    Unit      Units
                                                  Value   Value   Outstanding
  Fund Name                                  Year at 1/1 at 12/31  at 12/31
  ---------                                  ---- ------ -------- -----------
    Vanguard Wellington Fund (Division 25)   2016 3.877   4.251   333,558,273
                                             2015 3.924   3.877   349,226,508
                                             2014 3.618   3.924   363,005,183
                                             2013 3.061   3.618   375,667,377
                                             2012 2.754   3.061   385,144,392
                                             2011 2.685   2.754   405,547,723
                                             2010 2.451   2.685   434,480,517
                                             2009 2.031   2.451   443,758,717
                                             2008 2.646   2.031   477,990,784
                                             2007 2.473   2.646   509,447,867
    Vanguard Windsor II Fund (Division 24)   2016 3.591   4.023   321,567,382
                                             2015 3.757   3.591   350,718,647
                                             2014 3.423   3.757   374,431,862
                                             2013 2.652   3.423   387,835,473
                                             2012 2.301   2.652   412,181,555
                                             2011 2.268   2.301   455,670,339
                                             2010 2.077   2.268   488,978,581
                                             2009 1.655   2.077   531,346,036
                                             2008 2.648   1.655   530,919,431
                                             2007 2.623   2.648   522,891,970

                         Appendix B -- Living Benefits

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This Appendix provides information on IncomeLOCK +6, IncomeLOCK +8 (together, "IncomeLOCK Plus") and IncomeLOCK all of which are no longer available for purchase. Effective January 1, 2017, IncomeLOCK +6 is no longer available for purchase. Effective February 25, 2013, IncomeLOCK +8 was no longer available for purchase. If you elected IncomeLOCK +8 or if you elected IncomeLOCK +6 prior to February 25, 2013, see "IncomeLOCK Plus Endorsements Issued Prior to February 25, 2013" in this Appendix for specific provisions applicable to these products.

An optional Living Benefit is designed to help you create a guaranteed income stream for as long as you live, or as long as you and your spouse live, even if the entire Account Value has been reduced to zero, provided withdrawals taken are within the parameters of the applicable feature. A Living Benefit may offer protection in the event your Account Value declines due to unfavorable investment performance, certain withdrawal activity, if you live longer than expected or any combination of these factors. If you decide not to take withdrawals under these features, or you surrender your Contract, you will not receive the guarantees of the Living Benefit. You could pay for this feature and not need to use it. Likewise, depending on your Contract's market performance, you may never need to rely on the protections provided by a Living Benefit. If you elected IncomeLOCK Plus, you will not be able to take a loan while this Living Benefit is in effect.

Table of Contents



               Living Benefit Defined Terms.................  B-1
               IncomeLOCK Plus..............................  B-2
               Fee Table....................................  B-2
               IncomeLOCK Plus Fee Formula..................  B-2
               IncomeLOCK Plus Features.....................  B-3
               IncomeLOCK Plus Options......................  B-6
               Withdrawals under the Living Benefits........  B-9
               Death Benefits under IncomeLOCK Plus......... B-10

               IncomeLOCK Plus Endorsements Issued Prior to
                 February 25, 2013.......................... B-11
               Fee Tables................................... B-11
               IncomeLOCK Plus Features..................... B-11
               IncomeLOCK Plus Options...................... B-15
               Surrender of Account Value................... B-16
               Loans........................................ B-16

               IncomeLOCK................................... B-16
               Extension Offer.............................. B-17
               Fee Table.................................... B-17
               IncomeLOCK Features.......................... B-17
               Surrender of Account Value................... B-21
               Death Benefits............................... B-22
               Loans........................................ B-23



Living Benefit Defined Terms

Anniversary Value -- The Account Value minus any Ineligible Purchase Payments as measured on each Benefit Anniversary.

Benefit Anniversary -- the first day of each Benefit Year.

Benefit Base -- a component of the calculation of the Living Benefit, which is used to determine the Living Benefit fee, the MAWA and the Protected Income Payment.

Benefit Quarter Anniversary -- is the first Business Day following each consecutive three month period starting on the Endorsement Date.

Benefit Year -- each consecutive one year period starting on the Endorsement Date and each Benefit Anniversary, and ending on the day before the next Benefit Anniversary.

Covered Person(s) -- the person or persons whose life or lives are used to determine the amount and duration of withdrawals under IncomeLOCK Plus. The Covered Persons are selected at the time IncomeLOCK Plus is elected and cannot be changed after the Endorsement Date.

Eligible Purchase Payments -- are Purchase Payments or portions thereof made on or after the Endorsement Date that are included in the calculation of the Benefit Base (and the Income Credit Base and Minimum Benefit Base, if applicable, for IncomeLOCK Plus). Note that all Purchase Payments are not Eligible Purchase Payments for purposes of calculating the Benefit Base.

Endorsement Date -- the date we issued the Living Benefit endorsement to your Contract.

Excess Withdrawal -- any withdrawal or portion thereof that causes the total of all withdrawals for that Benefit Year to exceed the Maximum Annual Withdrawal Amount, except if taken to meet a required minimum distribution associated with the Contract to which a Living Benefit endorsement is attached.

Income Credit -- is an amount that may be added to the Benefit Base during the Income Credit Period.

Income Credit Base -- is a component of the calculation of IncomeLOCK Plus, which is used to determine the dollar amount of any Income Credit during the Income Credit Period.

Income Credit Percentage -- a percentage used to calculate any available Income Credit for IncomeLOCK Plus on each Benefit Anniversary during the Income Credit Period.

Income Credit Period -- is the first twelve Benefit Years during which we calculate an Income Credit that may be added to the Benefit Base for IncomeLOCK Plus.

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Ineligible Purchase Payments -- are Purchase Payments or portions thereof that are not included in the calculation of the Benefit Base (and the Income Credit Base and Minimum Benefit Base, if applicable, for IncomeLOCK Plus).

Maximum Annual Withdrawal Amount -- the maximum amount that may be withdrawn each Benefit Year and is an amount calculated as a percentage of the Benefit Base.

Minimum Benefit Base -- is the guaranteed minimum amount to which the Benefit Base could be increased on the 12th Benefit Anniversary for IncomeLOCK Plus, provided no withdrawals are taken prior to that anniversary while the Living Benefit endorsement is in effect.

Protected Income Payment -- the amount to be paid each year over the remaining lifetime of the Covered Person(s) under IncomeLOCK Plus, after the Account Value is reduced to zero but the Benefit Base is still greater than zero.

IncomeLOCK Plus

The IncomeLOCK Plus Living Benefit is a guaranteed minimum withdrawal benefit. You may elect IncomeLOCK Plus only on your original Contract issue date, subject to certain age requirements. You may elect to have the Living Benefit cover only your life or the lives of both you and your spouse. If you elected IncomeLOCK +8 or if you elected IncomeLOCK +6 prior to February 25, 2013, see "IncomeLOCK Plus Endorsements Issued Prior to February 25, 2013" in this Appendix for specific provisions applicable to these products.

Fee Table

The fees applicable to this Living Benefit are described below. You should keep in mind that an increase in the Benefit Base due to an adjustment to a higher Anniversary Value, an Income Credit, if applicable, or subsequent Eligible Purchase Payments will result in an increase to the dollar amount of the fee. Similarly, a decrease in the Benefit Base due to withdrawals will decrease the dollar amount of the fee.

The IncomeLOCK Plus fees are assessed as a percentage of the Benefit Base for all years in which the IncomeLOCK Plus benefit is in effect. The fee will be calculated and deducted on a proportional basis from your Account Value at the end of the first quarter following election and quarterly thereafter. If you purchased IncomeLOCK +8 or if you purchased IncomeLOCK +6 prior to February 25, 2013, see "IncomeLOCK Plus Endorsements Issued Prior to February 25, 2013" in this Appendix for specific provisions applicable to these products.


                                                               Maximum
                                                              Annualized
                                  Initial  Maximum  Minimum    Fee Rate
                                   Annual   Annual   Annual    Decrease
       Number of Covered Persons  Fee Rate Fee Rate Fee Rate or Increase*
       -------------------------  -------- -------- -------- ------------
         One Covered Person......   1.10%    2.20%    0.60%    +/-0.25%
         Two Covered Persons.....   1.35%    2.70%    0.60%    +/-0.25%

--------
* The fee rate can increase or decrease no more than 0.0625% each Benefit Quarter (0.25%/4).


The Initial Annual Fee Rate is guaranteed not to change for the first Benefit Year. Subsequently, the fee rate may change quarterly subject to the parameters identified in the table above. After the first Benefit Year, on each "Benefit Quarter Anniversary" (every consecutive three months starting on the Endorsement Date), we will deduct the fee in effect for the previous benefit quarter and determine the fee rate applicable to the next benefit quarter. Any fee adjustment is based on a non-discretionary formula tied to the change in the Volatility Index ("VIX(R)"), an index of market volatility reported by the Chicago Board Options Exchange. Your Fee Rate will increase or decrease on a Benefit Quarter Anniversary based on the change in the average value of the VIX from one Benefit Quarter to the next Benefit Quarter. See "Fee Tables" in this prospectus. For the formula of how the fee is calculated, see "IncomeLock Plus Fee Formula" below.


We will not assess a quarterly fee if you annuitize your Contract or if a death benefit is paid before the end of the benefit quarter. If IncomeLOCK Plus is still in effect while your Account Value is greater than zero, and you surrender your Contract, we will assess a pro-rata charge for the fee applicable to the benefit quarter in which the surrender occurs if you surrender your Contract before the end of a benefit quarter. The pro-rata fee is calculated by multiplying the fee by the number of days between the date the fee was last assessed and the date of surrender, divided by the number of days between the prior and the next benefit quarter anniversary. If your Account Value is reduced to zero before IncomeLOCK Plus has been cancelled, the fee will no longer be assessed.


IncomeLOCK Plus Fee Formula

The fee for IncomeLOCK Plus is assessed against the Benefit Base and deducted from the Account Value at the end of each Benefit Quarter.

If you purchased your IncomeLOCK Plus endorsement prior to December 26, 2012, the value of the Volatility Index ("VIX"), an index of market volatility reported by the Chicago Board Options Exchange, used to calculate your fee is the value of the VIX at the end of the Benefit Quarter. If you purchased your IncomeLOCK Plus endorsement on or after December 26, 2012, the value of the VIX used to calculate your fee is the average of the VIX over the Benefit Quarter. The formula is the same, and the only difference is the value of the VIX that is used.

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The non-discretionary formula used in the calculation of the Annual Fee Rate applicable after the first Benefit Year is:

Initial Annual Fee Rate + [0.05% x (Value of the VIX as of Market Close on each day the fee is calculated - 20)]

The Initial Annual Fee Rate is guaranteed for the first Benefit Year. Subsequently, the fee rate may change quarterly subject to the parameters identified in the table above. Any fee adjustment is based on the non-discretionary formula stated above which is tied to the change in the VIX. If the value of the VIX increases or decreases on a Benefit Quarter Anniversary, your fee rate will increase or decrease accordingly.

You may find the value of the VIX for any given day by going to the Chicago Board Options Exchange website, www.cboe.com.


IncomeLOCK Plus Features


IncomeLOCK Plus offers guaranteed lifetime income plus the opportunity to increase income by locking in the greater of either the Contract's highest Anniversary Value or an annual Income Credit. IncomeLOCK +6 with a 6% Income Credit may be elected at the date of Contract issue. If you purchased IncomeLOCK +8 or if you purchased IncomeLOCK +6 prior to February 25, 2013, see "IncomeLOCK Plus Endorsements Issued Prior to February 25, 2013" in this Appendix for specific provisions applicable to these products.


Income Credit Options

The annual Income Credit is an amount we may add to the Benefit Base each year for the first 12 Benefit Years. The Income Credit is reduced but not eliminated in any Benefit Year in which cumulative withdrawals are less than 6% of the Benefit Base, thereby providing a guarantee that income can increase during the first 12 years even after starting withdrawals. If you take withdrawals in any Benefit Year in excess of 6%, you will not receive any portion of the 6% Income Credit for that Benefit Year.

After the expiration of the Income Credit Period your Benefit Base may continue to be increased to lock in a higher Anniversary Value. In addition, if no withdrawals are taken during the first 12 years, on the 12th Benefit Anniversary, your Benefit Base will be increased to the Minimum Benefit Base if the Benefit Base is less than this Minimum Benefit Base. The Minimum Benefit Base is equal to 200% of the first Benefit Year's Eligible Purchase Payments.

Amounts Received Under IncomeLOCK Plus -- Summary

If you elect IncomeLOCK+6, you may choose from Income Option 1, 2 or 3 or the Income Option with a Custom Allocation, which determines the withdrawal percentages you will receive while the Living Benefit is in effect.


You may begin taking withdrawals as early as age 45. The amounts you receive will vary based on (1) the income option you selected, (2) whether there are one or two Covered Persons, and (3) the age of the Covered Person(s) at the time of the first withdrawal. The percentage of the Benefit Base that is guaranteed by the Living Benefits: (1) while the Account Value is greater than zero ranges from 3.25% to 6.5%, and (2) once the Account Value has been reduced to zero ranges from 3% to 5%. See the "IncomeLOCK Plus Options -- Amounts Received Under the Benefit" in this Appendix for more detailed information. Note, however, that taxable distributions received before you attain age 591/2 are subject to a 10% penalty tax in addition to regular income tax unless an exception applies (both the penalty tax and the exceptions are discussed in the "Federal Tax Matters" section in this prospectus).


Investment Restrictions

As long as your Living Benefit endorsement remains in effect, we require that you allocate your investments in accordance with the applicable minimum and maximum percentages applicable to the Living Benefit selected. All IncomeLOCK Plus endorsements require that 20% of your Purchase Payments (including Ineligible Purchase Payments) be allocated to Fixed Account Plus. All amounts not allocated to Fixed Account Plus, will be rebalanced on a quarterly basis through an automatic rebalancing program as discussed in more detail below.

The IncomeLOCK +6 (Options 1, 2 and 3) endorsement requires that the remaining 80% of Purchase Payments be allocated among the Dynamic Allocation Fund and the Group A Variable Account Options referenced below (excluding Fixed Account Plus and Short-Term Fixed Account). IncomeLOCK +6 (Custom Allocation) allows you to allocate Purchase Payments among the Variable Account Options from Groups A, B and C to create your personal investment portfolio, subject to the limitations provided in the table below, including that no more than 90% of each Purchase Payment may be allocated on a combined basis to Fixed Account Plus and Short-Term Fixed Account.

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If you purchased IncomeLOCK +8 or if you purchased IncomeLOCK +6 prior to February 25, 2013, see "IncomeLOCK Plus Endorsements Issued Prior to February 25, 2013" in this Appendix for more information regarding your investment restrictions.



Investment Group             Group A:                           Group B:                           Group C:
                           Bond, Cash and                     Equity Maximum                     Limited Equity
                           Fixed Accounts
-------------------------------------------------------------------------------------------------------------------------
Investment                  30%-Minimum                        0%-Minimum                         0%-Minimum
Restrictions               100%-Maximum                        70%-Maximum                        10%-Maximum
-------------------------------------------------------------------------------------------------------------------------
Variable Account  Fixed Account Plus                Aggressive Growth Lifestyle Fund    Ariel Appreciation Fund
Options           Short-Term Fixed Account          American Beacon Holland             Ariel Fund
and/or            Capital Conservation Fund           Large Cap Growth Fund             Emerging Economies Fund
Fixed Accounts    Core Bond Fund                    Asset Allocation Fund               Global Real Estate Fund
                  Government Money Market I Fund    Blue Chip Growth Fund               Health Sciences Fund
                  Government Money Market II Fund   Broad Cap Value Income Fund         International Opportunities Fund
                  Government Securities Fund        Capital Appreciation Fund           Invesco Balanced-Risk Commodity
                  Inflation Protected Fund          Conservative Growth Lifestyle Fund    Strategy Fund
                  International Government          Core Equity Fund                    Mid Cap Growth Fund
                    Bond Fund                       Dividend Value Fund                 Mid Cap Strategic Growth Fund
                  Strategic Bond Fund               Dynamic Allocation Fund             Nasdaq-100(R) Index Fund
                  Vanguard Long-Term Investment     Foreign Value Fund                  Science and Technology Fund
                    Grade Fund                      Global Social Awareness Fund        Small Cap Aggressive Growth Fund
                  Vanguard Long-Term Treasury Fund  Global Strategy Fund                Small Cap Fund
                                                    Growth Fund                         Small Cap Growth Fund
                                                    Growth & Income Fund                Small Cap Index Fund
                                                    High Yield Bond Fund                Small Cap Special Values Fund
                                                    International Equities Index Fund
                                                    International Growth Fund
                                                    Large Cap Core Fund
                                                    Large Capital Growth Fund
                                                    Large Cap Value Fund
                                                    Mid Cap Index Fund
                                                    Mid Cap Value Fund
                                                    Moderate Growth Lifestyle Fund
                                                    Socially Responsible Fund
                                                    Stock Index Fund
                                                    T. Rowe Price Retirement 2015 Fund
                                                    T. Rowe Price Retirement 2020 Fund
                                                    T. Rowe Price Retirement 2025 Fund
                                                    T. Rowe Price Retirement 2030 Fund
                                                    T. Rowe Price Retirement 2035 Fund
                                                    T. Rowe Price Retirement 2040 Fund
                                                    T. Rowe Price Retirement 2045 Fund
                                                    T. Rowe Price Retirement 2050 Fund
                                                    T. Rowe Price Retirement 2055 Fund
                                                    T. Rowe Price Retirement 2060 Fund
                                                    Value Fund
                                                    Vanguard LifeStrategy
                                                      Conservative Growth Fund
                                                    Vanguard LifeStrategy
                                                      Growth Fund
                                                    Vanguard LifeStrategy Moderate
                                                      Growth Fund
                                                    Vanguard Wellington Fund
                                                    Vanguard Windsor II Fund

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Investments are not permitted in the following:

Multi-Year Fixed Option - 3 years
------------------------------------
Multi-Year Fixed Option - 5 years
------------------------------------
Multi-Year Fixed Option - 7 years
------------------------------------
Multi-Year Fixed Option - 10 years
------------------------------------
SunAmerica 2020 High Watermark Fund
------------------------------------

Automatic Allocation to Fixed Account Plus

The 20% automatic allocation to Fixed Account Plus counts against the 30% of your investments that must be allocated to Group A (IncomeLOCK +6 endorsements with Custom Allocation only). The automatic allocation applies to all Purchase Payments, including Ineligible Purchase Payments that are not included in the calculation of the Benefit Base (and the Income Credit Base and Minimum Benefit Base, if applicable). The automatic allocation must remain invested in Fixed Account Plus for as long as the IncomeLOCK Plus benefit remains in effect. You may not transfer any portion of the automatic allocation to Fixed Account Plus to other investment options under the Contract. You may not request a specific percentage of any withdrawal be deducted solely from the automatic allocation to Fixed Account Plus. Rather, any withdrawal reduces the automatic allocation to Fixed Account Plus in the same proportion that the withdrawal reduces your Account Value.

Asset Rebalancing Program

We will automatically enroll you in an automatic asset rebalancing program, with quarterly rebalancing, because market performance and withdrawal activity may result in allocations inconsistent with the restrictions. We will also initiate immediate rebalancing in accordance with your automatic asset rebalancing instructions, after any of the following transactions:

  .   Any transfer or reallocation you initiate; or

  .   Any withdrawal you initiate.

If you initiate any transfer or reallocation, you must also at that time modify the automatic asset rebalancing instructions. Automatic transfers or Systematic Withdrawals will not result in immediate rebalancing but will wait until the next scheduled quarterly rebalancing.

Each Benefit Quarter, we will rebalance the Contract in accordance with the most current automatic asset rebalancing instructions on file. We will not rebalance your investment in Fixed Account Plus if it would result in the balance in Fixed Account Plus decreasing below the automatic allocation. If at any point for any reason, the automatic asset rebalancing instructions would result in allocations inconsistent with the restrictions, we will revert to your last instructions on file that are consistent with the restrictions whether for rebalancing or for allocation of a Purchase Payment and implement those at the next balancing.

You may modify the automatic asset rebalancing instructions at any time as long as they are consistent with the restrictions. If the Living Benefit is cancelled or terminated and the Contract remains in-force, investment restrictions will no longer apply.

We reserve the right to change the investment requirements at any time for prospectively issued Contracts. We may also revise the investment requirements for any existing Contract to the extent variable or fixed investment options are added, deleted, substituted, merged or otherwise reorganized. We will notify you of any changes to the investment requirements.

Additional Important Information Applicable to IncomeLOCK Plus

If you elect IncomeLOCK Plus, you will not be able to take a loan while this Living Benefit is in effect. You will need to wait until after the 5th Benefit Year anniversary (the earliest IncomeLOCK Plus termination date), terminate IncomeLOCK Plus and then take a loan. When you terminate IncomeLOCK Plus, you will lose any benefits that you may have had with this feature.

Withdrawals under these features are treated like any other withdrawal for the purpose of calculating taxable income, reducing your Account Value. The withdrawals count toward the 10% you may withdraw each Contract year without a surrender charge. See the "Fees and Charges" section of this prospectus.

Any withdrawals taken may be subject to a 10% tax penalty if you are under age 59 1/2 at the time of the withdrawal. For information about how these features are treated for income tax purposes, you should consult a qualified tax advisor concerning your particular circumstances. If you set up required minimum distributions ("RMD") and have elected this feature, your distributions must be set up on the automated minimum distribution withdrawal program administered by our Annuity Service Center. Withdrawals greater than the RMD determined solely with reference to this Contract and the benefits thereunder, without aggregating the Contract with any other contract or account, may reduce the benefits of these features. In addition, if you have a qualified Contract, tax law and the terms of the plan may restrict withdrawal amounts. See the "Surrender of Account Value" and "Federal Tax Matters" sections of this prospectus.


IncomeLOCK Plus may only be elected on your original Contract issue date, provided you meet the applicable issue age requirements. Note that these features and/or their components may not be available in your state. If you purchased IncomeLOCK +8 or if you purchased IncomeLOCK +6 prior to February 25, 2013, see "IncomeLOCK Plus Endorsements Issued Prior to February 25, 2013" in this Appendix for specific

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provisions applicable to these products. In addition, effective December 26, 2012, IncomeLOCK Plus is no longer available for new enrollments under plans which are subject to the requirements of Title I of ERISA. This discontinuance will not affect participants who have already elected IncomeLOCK or IncomeLOCK Plus under such plans. Check with your financial advisor for availability and any additional restrictions.

Any amounts that we may pay under a Living Benefit in excess of your Account Value are subject to the Company's financial strength and claims-paying ability. Excess Withdrawals may significantly reduce the value of or terminate the Living Benefit.


IncomeLOCK Plus Options


You may elect IncomeLOCK Plus only on your Contract issue date to cover either your life only or the lives of both you and your spouse. We refer to the person or persons whose lifetime withdrawals are guaranteed under IncomeLOCK Plus as the "Covered Person(s)." If your Contract is not owned by a natural person, references to Owner(s) apply to the Annuitant(s). If you purchased IncomeLOCK +8 or if you purchased IncomeLOCK +6 prior to February 25, 2013, see "IncomeLOCK Plus Endorsements Issued Prior to February 25, 2013" in this Appendix for specific provisions applicable to these products.


IncomeLOCK +6 locks in the greater of two values in determining the Benefit Base. The Benefit Base determines the basis of the Covered Person(s)' guaranteed lifetime benefit which must be taken in a series of withdrawals. Each consecutive one-year period starting from the Endorsement Date is considered a Benefit Year. While the Benefit Base is greater than zero, the Benefit Base is automatically locked in on each Benefit Anniversary, to the greater of (1) the highest Anniversary Value, or (2) the Benefit Base increased by any available Income Credit. The Income Credit is reduced but not eliminated in any Benefit Year in which withdrawals are less than 6% of the Benefit Base, thereby providing a guarantee that income can increase during the first 12 years, even after starting withdrawals. There is an additional guarantee if you do not take any withdrawals before the 12th Benefit Anniversary (the "Minimum Benefit Base"). In that situation, the Benefit Base will be increased to the Minimum Benefit Base if the Benefit Base on the 12th Benefit Anniversary is less than the Minimum Benefit Base, which is equal to 200% of the first Benefit Year's Eligible Purchase Payments.

Age Requirements and Covered Persons

To elect IncomeLOCK Plus, Covered Persons must meet the age requirements set forth below. The age requirement varies depending on the number of Covered Persons. The age requirements for other optional benefits and features under your Contract may be different than those listed here. You must meet the age requirement for those features in order to elect them.

If you elect one Covered Person:

                                          Covered Person
                      -----------------------------------
                                          Minimum Maximum
                                            Age     Age
                      -----------------------------------
                      One Covered Person    45      80
                      -----------------------------------

If you elect two Covered Persons:

                                Covered Person #1 Covered Person #2
                ---------------------------------------------------
                                Minimum  Maximum  Minimum  Maximum
                                  Age      Age      Age      Age
                ---------------------------------------------------
                Nonqualified:
                One Owner
                with Spousal
                Beneficiary       45       80       45     N/A(1)
                ---------------------------------------------------
                Qualified: One
                Owner with
                Spousal
                Beneficiary       45       80       45     N/A(1)
                ---------------------------------------------------

--------
(1) The age requirement is based solely on the single owner for purposes of issuing the Contract with the Living Benefit. The spousal beneficiary's age is not considered in determining the maximum issue age of the second Covered Person.

Covered Persons can be any of the following:

If you elect one Covered Person:

  .   The Contract Owner

  .   The annuitant (for Contracts not naturally-owned)

If you elect two Covered Persons:

  .   The Contract Owner and the 100% spousal primary beneficiary

  . The annuitant and the 100% spousal primary beneficiary (for Contracts not naturally-owned)

  .   Spousal joint annuitants (for Contracts not naturally-owned)

Ownership changes can affect IncomeLOCK Plus as follows:

If you elect one Covered Person:

An ownership change that removes the Covered Person cancels the feature. Ownership changes that do not cancel the feature:

   1. Change from a natural to a non-natural Contract Owner: the natural Contract Owner and the annuitant must be the same person; and

   2. Change from a non-natural Contract Owner to a natural Contract Owner: the new natural Contract Owner and the annuitant must be the same person.

--------------------------------------------------------------------------------


If you elect two Covered Persons:

Ownership changes that do not eliminate the second Covered Person's guarantee include:

   1. Change from a natural to a non-natural Contract Owner (the natural Contract Owner and the annuitant must be the same person); and

   2. Change from a non-natural Contract Owner to a natural Contract Owner (the new natural Contract Owner and the annuitant must be the same person).
Ownership changes that eliminate the second Covered Person's guarantee, but still provide the life guarantee for the first Covered Person include:

   1. Removal or replacement of the original spousal beneficiary; and

   2. Removal of second Covered Person as Contract Owner or spousal beneficiary as a result of a divorce settlement.

Note also that if a Contract is non-naturally owned, a change of annuitant is not permitted.

Amounts Received under the Benefit


The amount you can receive differs depending on the Income Credit option you have elected and whether the Account Value is greater than or equal to zero. While the Account Value is greater than zero, the Maximum Annual Withdrawal Percentage represents the percentage of the Benefit Base used to calculate the Maximum Annual Withdrawal Amount that may be withdrawn each Benefit Year without decreasing the Benefit Base or Income Credit Base. If the Account Value has been reduced to zero, the Protected Income Payment Percentage represents the percentage of the Benefit Base used to calculate the Protected Income Payment that the client will receive each year over the remaining lifetime of the Covered Person(s). See "If your Account Value is Reduced to Zero" under the heading "Withdrawals under the Living Benefits" below.


The applicable Maximum Annual Withdrawal Percentage and Protected Income Payment Percentage depend on the attained age of the Covered Person(s) at the time of the first withdrawal under the benefit, as set forth below. The first percentage represents the Maximum Annual Withdrawal Percentage and the second percentage represents the Protected Income Payment Percentage for each of the options shown.

                                 IncomeLOCK +6

-----------------------------------------------------------------------------------------------
       Number of Covered Persons
                  and
     Age of Covered Person at First          Income       Income        Income        Custom
              Withdrawal                    Option 1     Option 2      Option 3     Allocation
-----------------------------------------------------------------------------------------------
One Covered Person (Age 64 and Younger)   5.0% / 3.0%* 5.0% / 3.0%* 3.75% for Life 4.5% / 3.0%*
-----------------------------------------------------------------------------------------------
One Covered Person (Age 65 and Older)     5.5% / 4.0%  6.5% / 3.0%  5.0% for Life  4.5% / 4.0%
-----------------------------------------------------------------------------------------------
Two Covered Persons (Age 64 and Younger)  4.5% / 3.0%* 4.5% / 3.0%* 3.25% for Life 4.0% /3.0%*
-----------------------------------------------------------------------------------------------
Two Covered Persons (Age 65 and Older)    5.0% / 4.0%  6.0% / 3.0%  4.50% for Life 4.0% / 4.0%
-----------------------------------------------------------------------------------------------

 * The Protected Income Payment Percentage is 4% if the Benefit Base is increased to a new highest Anniversary Value on or after the Covered Person's 65/th/ birthday or, if two Covered Persons are elected, on or after the younger Covered Person's 65/th/ birthday.

Calculation of the Value of each Component of the Benefit


The benefit offered by IncomeLOCK Plus is calculated by considering the factors described below. If you purchased IncomeLOCK +8 or if you purchased IncomeLOCK +6 prior to February 25, 2013, see "IncomeLOCK Plus Endorsements Issued Prior to February 25, 2013" in this Appendix for specific provisions applicable to these products.


First, we determine the initial Benefit Base. We reserve the right to limit the Account Value that will be considered in the initial Benefit Base to $1.5 million (annual cap amount) without our prior approval. The initial Benefit Base is equal to the initial Purchase Payment, which must be at least $50,000. In addition, certain Purchase Payments received during the first year after your Contract issue date will be considered Eligible Purchase Payments and will immediately increase the Benefit Base.

Any Purchase Payments made in contract year 1 in excess of the annual cap amount as well as all Purchase Payments received after the first contract year are considered Ineligible Purchase Payments, and are not included in the Benefit Base. Note that the earnings on Ineligible Purchase Payments, however, are included in the Anniversary Value. Total Eligible Purchase Payments are limited to $1,500,000 (annual cap amount) without prior Company approval.

The Benefit Base is increased by each subsequent Eligible Purchase Payment, and is reduced proportionately for Excess Withdrawals, as defined below.

Second, we consider the Income Credit Period. The Income Credit Period is the period of time over which we calculate the Income Credit. The Income Credit Period begins on the Endorsement Date and ends 12 years thereafter. The Income Credit Period may not be extended.

--------------------------------------------------------------------------------


Third, we determine the Anniversary Value which equals your Account Value on any Benefit Anniversary minus any Ineligible Purchase Payments. The highest Anniversary Value is the current Anniversary Value that is greater than (1) all previous Anniversary Values; or (2) Eligible Purchase Payments.

Fourth, we determine the Income Credit Base which is used solely as a basis for calculating the Income Credit during the Income Credit Period. The initial Income Credit Base is equal to the initial Benefit Base. The Income Credit Base is increased by each subsequent Eligible Purchase Payment, and is reduced proportionately for Excess Withdrawals, as defined below.

Fifth, we determine the Income Credit.

The Income Credit is equal to 6% ("Income Credit Percentage") of the Income Credit Base, on each Benefit Anniversary during the Income Credit Period. If you take withdrawals in a Benefit Year that are in total less than 6% of the Benefit Base (and therefore, less than your Maximum Annual Withdrawal Amount), the Income Credit Percentage on the Benefit Year anniversary is reduced by a percentage calculated as the sum of all withdrawals taken during the preceding Benefit Year, divided by the Benefit Base. For example, if you take a withdrawal that is equal to 4% of the Benefit Base, the Income Credit Percentage for that Benefit Year is reduced from 6% to 2%. However, if you take a withdrawal that is greater than the Maximum Annual Withdrawal Amount in the preceding Benefit Year, the Income Credit for that Benefit Year is equal to zero.

Sixth, we determine the Maximum Annual Withdrawal Amount, which represents the maximum amount that may be withdrawn each Benefit Year while the Account Value is greater than zero, without reducing the Benefit Base, and if applicable, the Income Credit Base. The Maximum Annual Withdrawal Amount is calculated by multiplying the Benefit Base by the applicable Maximum Annual Withdrawal Percentage. If your Account Value is reduced to zero but your Benefit Base is greater than zero, the Protected Income Payment is determined by multiplying the Benefit Base by the applicable Protected Income Payment Percentage.

Finally, we consider any Excess Withdrawals. We define Excess Withdrawals as any withdrawal in a Benefit Year taken after the Maximum Annual Withdrawal Amount has been withdrawn, or any portion of a withdrawal that causes the total withdrawals in a Benefit Year to exceed the Maximum Annual Withdrawal Amount.

Increase of the Benefit Base and Income Credit Base

On each Benefit Anniversary, the Benefit Base is automatically increased to the greater of (1) the highest Anniversary Value; or (2) the current Benefit Base plus the Income Credit, if any. In addition, the Benefit Base can also be increased to at least the Minimum Benefit Base on the 12th Benefit Year anniversary, provided no withdrawals are taken prior to that anniversary.

On each Benefit Anniversary during the Income Credit Period (first 12 Benefit Years following the Endorsement Date), the Income Credit Base is automatically increased to the highest Anniversary Value, if the Benefit Base is also increased to the highest Anniversary Value. The Income Credit Base is not increased if an Income Credit is added to the Benefit Base.

Increases to your Benefit Base and Income Credit Base occur on Benefit Anniversaries while the Account Value is greater than zero. However, Eligible Purchase Payments can increase your Benefit Base and Income Credit Base at the time they are received. Your Benefit Base and Income Credit Base will not increase if your Account Value was higher on days other than the Benefit Anniversary.

In any Benefit Year during which subsequent Eligible Purchase Payments are allocated to your Contract, any remaining withdrawals of the Maximum Annual Withdrawal Amount will be based on the increased Maximum Annual Withdrawal Amount reduced by withdrawals previously taken in that Benefit Year. If the Benefit Base is increased on a Benefit Anniversary, the Maximum Annual Withdrawal Amount will be recalculated on that Benefit Anniversary, applicable to the coming Benefit Year, by multiplying the increased Benefit Base by the applicable Maximum Annual Withdrawal Percentage.


If the Account Value has been reduced to zero, the Benefit Base will no longer be recalculated on each Benefit Anniversary. See "If your Account Value is Reduced to Zero" under the heading "Withdrawals under the Living Benefits" below.


Cancellation of IncomeLOCK Plus

IncomeLOCK Plus may be cancelled by the Contract Owner on any Benefit Quarter Anniversary after the end of the 5/th/ Benefit Year. Cancellation will be effective on the Benefit Quarter Anniversary following receipt of a cancellation request and the fee will continue to be deducted up to and including the cancellation effective date. Prior fees taken are not returned upon cancellation. Once IncomeLOCK Plus is cancelled, the guarantees under the benefit are terminated, investment limitations no longer apply to the Contract and you may not re-elect IncomeLOCK Plus.

Automatic Termination of IncomeLOCK Plus

The feature and its corresponding fees will automatically and immediately terminate upon the occurrence of one of the following:

   1. Any Excess Withdrawal that reduces the Account Value and Benefit Base to zero.

   2. A death benefit is paid, and the Contract is terminated.

--------------------------------------------------------------------------------


   3. Full surrender or termination of the Contract.

   4. Full or partial annuitization of the Contract.

   5. Upon the death of the single Covered Person (for single life benefit).

   6. Upon the death of the second (surviving) Covered Person (for joint lives benefit).

   7. Any change of ownership except as noted above.

Withdrawals under the Living Benefits

The timing and amount of withdrawals will affect the amounts received under the Living Benefits, as set forth below in greater detail.

The amount of any withdrawal for any Living Benefit which exceeds the Maximum Annual Withdrawal Amount because of RMDs required to comply with the minimum distribution requirements of the Code section 401(a)(9) and related provisions of the Code and regulations, as determined solely with reference to this Contract and the benefits thereunder, will not be treated as an Excess Withdrawal providing that all of the following conditions are met:

(1) No withdrawals in addition to the RMD are taken in that same year;

(2) Any RMD withdrawal is based only on the value of the Contract (including endorsements) and the benefits thereunder;

(3) If the Endorsement Date is on or before the Required Beginning Date (RBD) of the RMD, you take the first yearly RMD withdrawal in the calendar year you attain age 70 1/2, or retire, if applicable; and

(4) You do not make any RMD withdrawal that would result in you being paid in any Benefit Year more than one calendar year's RMD amount.

Any portion of a RMD withdrawal that is based on amounts greater than those set forth above will be considered an Excess Withdrawal.

If you have elected IncomeLOCK +6 and the RMD amount is greater than the Maximum Annual Withdrawal Amount, but less than 6% of the Benefit Base, an Income Credit will be included in determining any Benefit Base increase in that Benefit Year.

Withdrawals made under these Living Benefits are treated like any other withdrawals under the Contract for purposes of calculating taxable income, reducing the Account Value, deducting applicable surrender charges or market value adjustments, applying fixed account withdrawal restrictions or free withdrawal amounts and any other features, benefits and conditions of the Contract. The sum of withdrawals in any Benefit Year up to the Maximum Annual Withdrawal Amount will not be assessed a surrender charge.

You should not elect a Living Benefit if you plan to take Excess Withdrawals since those withdrawals may significantly reduce the value of or terminate the Living Benefit.

Withdrawal under IncomeLOCK Plus

The Maximum Annual Withdrawal Amount, the Benefit Base and the Income Credit Base may change over time as a result of the timing and amount of withdrawals. If you take a withdrawal before the 12th Benefit Year anniversary, your Benefit Base is not eligible to be increased to the Minimum Benefit Base.

Withdrawals during a Benefit Year that in total are less than or equal to the Maximum Annual Withdrawal Amount will not reduce the Benefit Base or Income Credit Base. However, if you choose to take less than the Maximum Annual Withdrawal Amount in any Benefit Year, you may not carry over the unused amount for withdrawal in subsequent years.

Excess Withdrawals reduce your Benefit Base on the date the Excess Withdrawal occurs. Any Excess Withdrawal in a Benefit Year reduces the Benefit Base in the same proportion by which the Account Value is reduced by the Excess Withdrawal. As a result of a reduction of the Benefit Base, the new Maximum Annual Withdrawal Amount will be equal to the reduced Benefit Base multiplied by the applicable Maximum Annual Withdrawal Percentage. The last recalculated Maximum Annual Withdrawal Amount in a given Benefit Year is available for withdrawal at the beginning of the next Benefit Year and may be lower than the previous Benefit Year's Maximum Annual Withdrawal Amount. When the Account Value is less than the Benefit Base, Excess Withdrawals will reduce the Benefit Base by an amount which is greater than the amount of the Excess Withdrawal. In addition, no Income Credit will be added to the Benefit Base in that Benefit Year.

The impact of withdrawals on specific factors is further explained below:

Benefit Base and Income Credit Base: If the sum of withdrawals in any Benefit Year exceeds the Maximum Annual Withdrawal Amount, the Benefit Base and Income Credit Base will be reduced for those withdrawals. For each Excess Withdrawal taken, the Benefit Base and Income Credit Base are reduced in the same proportion by which the Account Value is reduced by the amount in excess of the Maximum Annual Withdrawal Amount.

Maximum Annual Withdrawal Amount: The Maximum Annual Withdrawal Amount is recalculated each time there is a change in the Benefit Base. Accordingly, if the sum of withdrawals in any

--------------------------------------------------------------------------------

Benefit Year does not exceed the Maximum Annual Withdrawal Amount for that year, the Maximum Annual Withdrawal Amount will not change for the next year unless your Benefit Base is increased. If you take an Excess Withdrawal, the Maximum Annual Withdrawal Amount will be recalculated by multiplying the reduced Benefit Base by the existing Maximum Annual Withdrawal Percentage. This recalculated Maximum Annual Withdrawal Amount is available for withdrawal at the beginning of the next Benefit Year and may be lower than your previous Maximum Annual Withdrawal Amount.

Protected Income Payment: If the Benefit Base is greater than zero, but the Account Value has been reduced to zero, we will pay any remaining Maximum Annual Withdrawal Amount for the current Benefit Year. Thereafter, you will receive the Protected Income Payment each year over the remaining lifetime of the Covered Person(s) which is calculated by multiplying the Benefit Base by the applicable Protected Income Payment Percentage. The Benefit Base is no longer increased on Benefit Anniversaries after the Account Value has been reduced to zero. As a result, the Protected Income Payment is calculated once and will not change. See "If your Account Value is Reduced to Zero" below.

If your Account Value is Reduced to Zero

All withdrawals from the Contract, including withdrawals under IncomeLOCK Plus, will reduce your Account Value. Unfavorable investment experience and/or fees may also reduce your Account Value. If the Account Value is reduced to zero but the Benefit Base is greater than zero, we will pay the remaining Maximum Annual Withdrawal Amount. Thereafter we will pay the Protected Income Payment over the remaining lifetime of the Covered Person(s).

If an Excess Withdrawal reduces your Account Value to zero, no further benefits are payable under the Contract and your Contract along with IncomeLOCK Plus will terminate.

If your Account Value is reduced to zero, you may no longer make subsequent Purchase Payments or transfers, and no death benefit is payable. Therefore, you should be aware that, particularly during times of unfavorable investment performance, withdrawals taken under IncomeLOCK Plus may reduce the Account Value to zero, thereby terminating any other benefits of the Contract. In addition, an Income Credit is not available if the Account Value is reduced to zero, even if a benefit remains payable.

When the Account Value equals zero but the Benefit Base is greater than zero, to receive any remaining Living Benefit, you must select one of the following options for payment:

1. The Protected Income Payment divided equally and paid on a monthly, quarterly, semi-annual or annual frequency as selected by you until the date of death of the Covered Person(s); or

2. Any payment option mutually agreeable between you and us.

Once you elect a payment option, it cannot be changed. If you do not select a payment option above, the remaining benefit will be paid as an amount based on the Protected Income Payment Percentage. This amount will be divided equally and paid on a quarterly basis until the date of death of the Covered Person(s).

Latest Annuity Date

If the Account Value is greater than zero and you have reached the latest Annuity Date, if applicable, the Maximum Annual Withdrawal Amount is no longer available for withdrawal under IncomeLOCK Plus. Rather, the Protected Income Payment will be calculated by multiplying the Benefit Base by the Protected Income Payment Percentage and paid until the death(s) of the Covered Person(s), as discussed under "If your Account Value is Reduced to Zero" above.

If the Account Value and the Benefit Base are greater than zero on the latest Annuity Date, you must select one of the following options:

1. Annuitize the Account Value under the Contract's annuity provisions; or

2. Elect to receive the Protected Income Payment on the latest Annuity Date, divided equally and paid on a monthly, quarterly, semi-annual or annual frequency as selected by you until the date of death of the Covered Person(s); or

3. Any payment option mutually agreeable between you and us.

If you do not elect an option listed above, on the latest Annuity Date, we may annuitize the Account Value in accordance with one of the single or joint life and period certain options under the Annuity Provisions of the Contract or payments that do not exceed your life expectancy as required by the Internal Revenue Service ("IRS").

Death Benefits under IncomeLOCK Plus

If there is one Covered Person and that person dies, the surviving spousal Beneficiary may elect to:

1. Make a death claim if the Account Value is greater than zero, which terminates IncomeLOCK Plus and the Contract; or

2. Continue the Contract if the Account Value is greater than zero, without IncomeLOCK Plus and its corresponding fee.

--------------------------------------------------------------------------------


If there are two Covered Persons, upon the death of one Covered Person, the surviving Covered Person may elect to:

1. Make a death claim if the Account Value is greater than zero, which terminates IncomeLOCK Plus and the Contract; or

2. Continue the Contract with IncomeLOCK Plus and its corresponding fee.

The components of IncomeLOCK Plus in effect at the time of such continuation will not change. The surviving Covered Person can elect to receive withdrawals in accordance with the provisions of IncomeLOCK Plus elected based on the age of the younger Covered Person at the time the first withdrawal was taken. If no withdrawals were taken prior to the continuation, the Maximum Annual Withdrawal Percentage and the Protected Income Payment Percentage will be based on the age of the surviving Covered Person at the time the first withdrawal is taken. If the continuation occurs during the Income Credit Period, the surviving Covered Person will continue to receive any increases to the Benefit Base for highest Anniversary Values or if applicable, any Income Credit while the Account Value is greater than zero. The surviving Covered Person is also eligible to receive the Minimum Benefit Base on the 12th Benefit Anniversary if no withdrawals have been taken during the first 12 Benefit Years following the Endorsement Date.

Upon the death of the Covered Person(s), if the Account Value is greater than zero, a Beneficiary who is not a Covered Person must make an election under the death benefit provisions of the Contract, which terminates IncomeLOCK Plus.


For more information on death benefits, see "Death Benefits" in the prospectus.



IncomeLOCK Plus Endorsements Issued Prior to February 25, 2013

Effective February 25, 2013, the IncomeLOCK +8 living benefit is no longer available for purchase. If you elected IncomeLOCK +6 or IncomeLOCK +8 prior to February 25, 2013, the following provisions are applicable to this feature. All other IncomeLOCK Plus information provided in this Appendix under the heading "IncomeLOCK Plus" above applies to your Living Benefit except the following:


Fee Tables


The IncomeLOCK Plus fee is calculated as a percentage of the Benefit Base./1/


For Endorsement Dates of December 26, 2012 through February 24, 2013:


            -------------------------------------------------------
                                                          Maximum
                                                        Annualized
                                              Maximum    Fee Rate
             Number of Covered   Initial Fee Annual Fee Decrease or
                 Persons            Rate      Rate/2/   Increase/3/
            -------------------------------------------------------
            One Covered Person      1.10%      2.20%     +/-0.25%
            -------------------------------------------------------
            Two Covered Persons     1.35%      2.70%     +/-0.25%
            -------------------------------------------------------


For Endorsement Dates of May 1, 2012 through December 25, 2012:


            -------------------------------------------------------
                                                          Maximum
                                                        Annualized
                                              Maximum    Fee Rate
             Number of Covered   Initial Fee Annual Fee Decrease or
                 Persons            Rate      Rate/2/   Increase/3/
            -------------------------------------------------------
            One Covered Person      1.30%      2.60%     +/-0.25%
            -------------------------------------------------------
            Two Covered Persons     1.55%      3.10%     +/-0.25%
            -------------------------------------------------------


For Endorsement Dates prior to May 1, 2012:


            --------------------------------------------------------
                                                           Maximum
                                                         Annualized
                                              Maximum     Fee Rate
             Number of Covered   Initial Fee   Annual     Decrease
                 Persons            Rate     Fee Rate/2/ or Increase
            --------------------------------------------------------
            One Covered Person      1.10%      2.20%      +/-0.25%
            --------------------------------------------------------
            Two Covered Persons     1.35%      2.70%      +/-0.25%
            --------------------------------------------------------


The fee rate can increase or decrease no more than 0.0625% each Benefit Quarter (0.25%/4).

IncomeLOCK Plus Features

IncomeLOCK Plus offers guaranteed lifetime income plus the opportunity to increase income by locking in the greater of either the Contract's highest Anniversary Value or an annual Income Credit. IncomeLOCK Plus was available with two separate Income Credit options: IncomeLOCK +6, with a 6% Income Credit, and IncomeLOCK +8, with an 8% Income Credit. The annual Income Credit is an amount we may add to the Benefit Base each year for the first 12 Benefit Years. Although IncomeLOCK +6 is still available for purchase as of the date of

--------

/1/ The fee is assessed against the Benefit Base which determines the basis of the Covered Person(s) guaranteed lifetime benefit. The fee is deducted from your Account Value at the end of the first quarter following election and quarterly thereafter. For a complete description of how the Benefit Base is calculated for IncomeLOCK Plus, see "IncomeLOCK Plus -- IncomeLOCK Plus Options" in this Appendix.
/2/ The Initial Annual Fee Rate is guaranteed not to change for the first Benefit Year. Subsequently, the fee rate may change quarterly subject to the parameters identified in the table below. Any fee adjustment is based on a non-discretionary formula tied to the change in the Volatility Index ("VIX(R)"), an index of market volatility reported by the Chicago Board Options Exchange. If the VIX increases or decreases on a Benefit Quarter Anniversary, your fee rate will increase or decrease accordingly. See "IncomeLOCK Plus -- IncomeLOCK Plus Fee Formula" in this Appendix.
/3/  The Minimum Annual Fee Rate for IncomeLOCK Plus is 0.60%.

--------------------------------------------------------------------------------

this prospectus, IncomeLOCK +8 is no longer available as of February 25, 2013.

Income Credit Options

The annual Income Credit is an amount we may add to the Benefit Base each year for the first 12 Benefit Years.

For IncomeLOCK +6, the Income Credit is reduced but not eliminated in any Benefit Year in which cumulative withdrawals are less than 6% of the Benefit Base, thereby providing a guarantee that income can increase during the first 12 years even after starting withdrawals.

For IncomeLOCK +8, the Income Credit is only available in years when no withdrawals are taken.

After the expiration of the Income Credit Period your Benefit Base may continue to be increased to lock in a higher Anniversary Value. In addition, if no withdrawals are taken during the first 12 years, on the 12th Benefit Anniversary, your Benefit Base will be increased to the Minimum Benefit Base if the Benefit Base is less than this Minimum Benefit Base. The Minimum Benefit Base is equal to 200% of the first Benefit Year's Eligible Purchase Payments if the feature is added on the original Contract issue date or 200% of your Account Value on the Endorsement Date if the feature was added after your original Contract issue date and prior to May 1, 2012.

Amounts Received Under IncomeLOCK Plus

You may begin taking withdrawals as early as age 45. If you elected IncomeLOCK+6 on December 26, 2012 through February 24, 2013, the withdrawal percentage you receive while the Living Benefit is in effect varies according to the Income Credit Option you elected (Option 1, 2, 3 or Custom Allocation).

In addition, if you elected IncomeLOCK +6 or IncomeLOCK +8, your withdrawal percentage will vary primarily depending on (1) whether you elected one or two Covered Persons, (2) the age of the Covered Person(s) at the time of the first withdrawal and (3) whether the Account Value is greater than or equal to zero.


While the Account Value is greater than zero, the MAWP represents the percentage of the Benefit Base used to calculate the MAWA that may be withdrawn each Benefit Year without decreasing the Benefit Base or Income Credit Base. If the Account Value has been reduced to zero, the PIPP represents the percentage of the Benefit Base used to calculate the Protected Income Payment that the client will receive each year over the remaining lifetime of the Covered Person(s). See "IncomeLOCK Plus -- If your Account Value is Reduced to Zero" under the heading "Withdrawals under the Living Benefits" in the prospectus.


The percentage of the Benefit Base that is guaranteed by the Living Benefits while the Account Value is greater than zero, or the MAWP, ranges from 5% to 6% for IncomeLOCK Plus with an Endorsement Date prior to May 1, 2012 and ranges from 4.5% to 5.5% for IncomeLOCK Plus with an Endorsement Date of May 1, 2012 through December 25, 2012. The percentage of the Benefit Base that is guaranteed by the Living Benefits while the Account Value has been reduced to zero, or the PIPP, ranges from 3% to 4%. The MAWP and PIPP will vary based on
(1) the Living Benefit selected (IncomeLOCK +6 or IncomeLOCK +8), (2) whether there are one or two Covered Person(s), (3) the age of the Covered Person(s) at the time of the first withdrawal, and (4) the Endorsement Date of the Living Benefit.

Note, however, that taxable distributions received before you attain age 59 1/2 are subject to a 10% penalty tax in addition to regular income tax unless an exception applies (both the penalty tax and the exceptions are discussed in the "Federal Tax Matters" section in the prospectus).

The applicable MAWP and PIPP depend on the attained age of the Covered Person(s) at the time of the first withdrawal under the benefit, as set forth below. The first percentage represents the MAWP and the second percentage represents the PIPP for each of the options shown.

--------------------------------------------------------------------------------


For IncomeLOCK Plus with an Endorsement Date on December 26, 2012 through February 24, 2013:

                                 IncomeLOCK +6

---------------------------------------------------------------------------------------
       Number of Covered Persons
                  and
    Age of Covered Person at First         Income    Income       Income       Custom
              Withdrawal                  Option 1  Option 2     Option 3    Allocation
---------------------------------------------------------------------------------------
One Covered Person (Age 64 and Younger)  5.5% / 3%* 5.5% / 3% 3.75% for Life 4.5% / 3%*
---------------------------------------------------------------------------------------
One Covered Person (Age 65 and Older)    5.5% / 4%  6.5% / 3%  5% for Life   4.5% / 4%
---------------------------------------------------------------------------------------
Two Covered Persons (Age 64 and Younger   5% / 3%*   5% / 3%  3.25% for Life  4% / 3%*
---------------------------------------------------------------------------------------
Two Covered Persons (Age 65 and Older)    5% / 4%    6% / 3%  4.50% for Life  4% / 4%
---------------------------------------------------------------------------------------

 * The PIPP is 4% if the Benefit Base is increased to a new Highest Anniversary Value on or after the Covered Person's 65/th /birthday or, if two Covered Persons are elected, on or after the younger Covered Person's 65/th/ birthday.

                                 IncomeLOCK +8

            -------------------------------------------------------
                   Number of Covered Persons
                             and                          MAWP
                Age of Covered Person at First            and
                          Withdrawal                      PIPP
            -------------------------------------------------------
            One Covered Person (Age 64 and Younger)  3.75% for Life
            -------------------------------------------------------
            One Covered Person (Age 65 and Older)    4.75% for Life
            -------------------------------------------------------
            Two Covered Persons (Age 64 and Younger  3.25% for Life
            -------------------------------------------------------
            Two Covered Persons (Age 65 and Older)   4.25% for Life
            -------------------------------------------------------

For IncomeLOCK Plus with an Endorsement Date of May 1, 2012 through December 25, 2012:

             -----------------------------------------------------
             Number of Covered Persons and
             Age of Covered Person at First  IncomeLOCK IncomeLOCK
                      Withdrawal                 +6         +8
             -----------------------------------------------------
              One Covered Person (Age 64
                and Younger)                 5.5% / 3%    5% / 3%
             -----------------------------------------------------
              One Covered Person (Age 65
                and Older)                   5.5% / 4%    5% / 4%
             -----------------------------------------------------
              Two Covered Persons (Age 64
                and Younger                    5% / 3%  4.5% / 3%
             -----------------------------------------------------
              Two Covered Persons (Age 65
                and Older)                     5% / 4%  4.5% / 4%
             -----------------------------------------------------

For IncomeLOCK Plus with an Endorsement Date prior to May 1, 2012:

             -----------------------------------------------------
             Number of Covered Persons and
             Age of Covered Person at First  IncomeLOCK IncomeLOCK
                      Withdrawal                 +6         +8
             -----------------------------------------------------
              One Covered Person (Age 64
                and Younger)                   6% / 3%  5.5% / 3%
             -----------------------------------------------------
              One Covered Person (Age 65
                and Older)                      6% /4%  5.5% / 4%
             -----------------------------------------------------
              Two Covered Persons (Age 64
                and Younger                  5.5% / 3%    5% / 3%
             -----------------------------------------------------
              Two Covered Persons (Age 65
                and Older)                    5.5% /4%    5% / 4%
             -----------------------------------------------------

Investment Restrictions

As long as your Living Benefit endorsement remains in effect, we require that you allocate your investments in accordance with the applicable minimum and maximum percentages applicable to the Living Benefit selected. All IncomeLOCK Plus endorsements require that a percentage of your Purchase Payments (including Ineligible Purchase Payments) be allocated to Fixed Account Plus (15% if your Endorsement Date was before May 1, 2012 and 20% if your Endorsement Date was after May 1, 2012). All amounts not allocated to Fixed Account Plus, will be rebalanced on a quarterly basis through an automatic rebalancing program as discussed in more detail below.

Living Benefits Elected on December 26, 2012 through February 24, 2013. The IncomeLOCK +6 (Options 1, 2 and 3) and IncomeLOCK +8 endorsements require that the remaining 80% of Purchase Payments be allocated among the Dynamic Allocation Fund and the Group A Variable Account Options referenced below (excluding Fixed Account Plus and Short-Term Fixed Account). The IncomeLOCK +6 endorsement with Custom Allocation allows you to allocate Purchase Payments among the Variable Account Options from Groups A, B and C to create your personal investment portfolio, subject to the limitations provided in the table below, including that no more than 90% of each Purchase Payment may be allocated on a combined basis to Fixed Account Plus and Short-Term
Fixed Account.

--------------------------------------------------------------------------------


Living Benefits Elected prior to December 26, 2012. If you elected IncomeLOCK Plus prior to December 26, 2012, you may combine Variable Account Options from Groups A, B and C to create your personal investment portfolio in accordance with the minimum and maximum percentages below.


        ----------------------------------------------------------------
        Investment  Investment    Variable Account Options and/or Fixed
          Group     Restrictions                Accounts
        ----------------------------------------------------------------
        Group A:      30%/4/        Fixed Account Plus
        Bond, Cash    Minimum       Short-Term Fixed Account
        and            100%         Capital Conservation Fund
        Fixed         Maximum       Core Bond Fund
        Accounts                    Government Money Market I Fund
                                    Government Money Market II Fund
                                    Government Securities Fund
                                    Inflation Protected Fund
                                    International Government
                                      Bond Fund
                                    Strategic Bond Fund
                                    Vanguard Long-Term Investment
                                      Grade Fund
                                    Vanguard Long-Term
                                      Treasury Fund
        ----------------------------------------------------------------


        ----------------------------------------------------------------
        Investment  Investment    Variable Account Options and/or Fixed
          Group     Restrictions                Accounts
        ----------------------------------------------------------------
        Group B:        0%         Aggressive Growth Lifestyle Fund
        Equity        Minimum      American Beacon Holland Large
        Maximum         70%          Cap Growth Fund
                      Maximum      Asset Allocation Fund
                                   Blue Chip Growth Fund
                                   Broad Cap Value Income Fund
                                   Capital Appreciation Fund
                                   Conservative Growth Lifestyle Fund
                                   Core Equity Fund
                                   Dividend Value Fund
                                   Dynamic Allocation Fund
                                   Emerging Economies Fund/5/
                                   Foreign Value Fund
                                   Global Social Awareness Fund
                                   Global Strategy Fund
                                   Growth Fund
                                   Growth & Income Fund
                                   High Yield Bond Fund
                                   International Equities Index Fund
                                   International Growth Fund
                                   Large Cap Core Fund
                                   Large Capital Growth Fund
                                   Large Cap Value Fund
                                   Mid Cap Index Fund
                                   Mid Cap Value Fund
                                   Moderate Growth Lifestyle Fund
                                   Socially Responsible Fund
                                   Stock Index Fund
                                   T. Rowe Price Retirement 2015 Fund
                                   T. Rowe Price Retirement 2020 Fund
                                   T. Rowe Price Retirement 2025 Fund
                                   T. Rowe Price Retirement 2030 Fund
                                   T. Rowe Price Retirement 2035 Fund
                                   T. Rowe Price Retirement 2040 Fund
                                   T. Rowe Price Retirement 2045 Fund
                                   T. Rowe Price Retirement 2050 Fund
                                   T. Rowe Price Retirement 2055 Fund
                                   T. Rowe Price Retirement 2060 Fund
                                   Value Fund
                                   Vanguard LifeStrategy Conservative
                                     Growth Fund
                                   Vanguard LifeStrategy Growth Fund
                                   Vanguard LifeStrategy Moderate
                                     Growth Fund
                                   Vanguard Wellington Fund
                                   Vanguard Windsor II Fund
        ----------------------------------------------------------------


--------

/4/ 20% of each investment, including Ineligible Purchase Payments (if any), is automatically allocated to Fixed Account Plus for as long as IncomeLOCK Plus remains in effect. (See also "Automatic Allocation to Fixed Account Plus" in this Appendix.)
/5/ For Living Benefits with an Endorsement Date prior to November 1, 2011, the Emerging Economies Fund is in Group B. For Living Benefits with an Endorsement Date on or after November 1, 2011, the Emerging Economies Fund is in Group C.

--------------------------------------------------------------------------------


        ----------------------------------------------------------------
        Investment  Investment    Variable Account Options and/or Fixed
          Group     Restrictions                Accounts
        ----------------------------------------------------------------
        Group C:        0%          Ariel Appreciation Fund
        Limited       Minimum       Ariel Fund
        Equity          10%         Emerging Economies Fund/5/
                      Maximum       Global Real Estate Fund
                                    Health Sciences Fund
                                    International Opportunities Fund
                                    Invesco Balanced-Risk Commodity
                                      Strategy Fund
                                    Mid Cap Growth Fund
                                    Mid Cap Strategic Growth Fund
                                    Nasdaq-100(R) Index Fund
                                    Science and Technology Fund
                                    Small Cap Aggressive Growth Fund
                                    Small Cap Fund
                                    Small Cap Growth Fund
                                    Small Cap Index Fund
                                    Small Cap Special Values Fund
                                    Small Cap Value Fund
                                    Small-Mid Growth Fund
        ----------------------------------------------------------------


Investments are not permitted in the following:

Multi-Year Fixed Option - 3 years
------------------------------------
Multi-Year Fixed Option - 5 years
------------------------------------
Multi-Year Fixed Option - 7 years
------------------------------------
Multi-Year Fixed Option - 10 years
------------------------------------
SunAmerica 2020 High Watermark Fund
------------------------------------

Automatic Allocation to Fixed Account Plus

We will automatically allocate 15% of each Purchase Payment to Fixed Account Plus if your Endorsement Date was prior to May 1, 2012 or 20% of each Purchase Payment to Fixed Account Plus if your Endorsement Date was after May 1, 2012.

The automatic allocation applies to all Purchase Payments, including Ineligible Purchase Payments that are not included in the calculation of the Benefit Base (and the Income Credit Base and Minimum Benefit Base, if applicable). The automatic allocation must remain invested in Fixed Account Plus for as long as the IncomeLOCK Plus benefit remains in effect. You may not transfer any portion of the automatic allocation to Fixed Account Plus to other investment options under the Contract. You may not request a specific percentage of any withdrawal be deducted solely from the automatic allocation to Fixed Account Plus. Rather, any withdrawal reduces the automatic allocation to Fixed Account Plus in the same proportion that the withdrawal reduces your Account Value.

Asset Rebalancing Program.

If you elected IncomeLOCK Plus, you are automatically enrolled in an automatic asset rebalancing program, with quarterly rebalancing, because market performance and withdrawal activity may result in allocations inconsistent with the investment restrictions noted above. We will also initiate immediate rebalancing in accordance with your automatic asset rebalancing instructions, after any of the following transactions:

  .   Any transfer or reallocation you initiate; or

  .   Any withdrawal you initiate.

If you initiate any transfer or reallocation, you must also at that time modify the automatic asset rebalancing instructions. Automatic transfers or Systematic Withdrawals will not result in immediate rebalancing but will wait until the next scheduled quarterly rebalancing.


Each Benefit Quarter, we will rebalance the Contract in accordance with the most current automatic asset rebalancing instructions on file. We will not rebalance your investment in Fixed Account Plus if it would result in the balance in Fixed Account Plus decreasing below the 15% or 20% automatic allocation referenced above. If at any point for any reason, the automatic asset rebalancing instructions would result in allocations inconsistent with the restrictions, we will revert to your last instructions on file that are consistent with the restrictions whether for rebalancing or for allocation of a Purchase Payment and implement those at the next balancing. See the "IncomeLOCK Plus Features -- Asset Rebalancing Program" section of this Appendix for additional details of the automatic rebalancing program.

See the "IncomeLOCK Plus Features -- Additional Important Information about IncomeLOCK Plus" section in this Appendix for information about your Living Benefit.


IncomeLOCK Plus Options

If you elected IncomeLOCK +8, the Income Credit is eliminated in any Benefit Year in which you take a withdrawal.

Calculation of the Value of each Component of the Benefit


The calculation of the initial Benefit Base for IncomeLOCK +6 with Endorsement Dates prior to December 26, 2012 and for IncomeLOCK +8 with Endorsement Dates prior to February 25, 2013 is set forth below. If you elected IncomeLOCK Plus on or after December 26, 2012, see the section of this Appendix titled "Calculation of the Value of each Component of the Benefit" under the heading "IncomeLOCK Plus -- IncomeLock Plus Options."


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/5/ For Living Benefits with an Endorsement Date prior to November 1, 2011, the Emerging Economies Fund is in Group B. For Living Benefits with an Endorsement Date on or after November 1, 2011, the Emerging Economies Fund is in Group C.

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The calculation of other components of the Living Benefit, including the Income Credit Period, the Anniversary Value, the Income Credit Base, the Income Credit (if you elected IncomeLOCK +6), the MAWA and Excess Withdrawals, is calculated as set forth in the section of this Appendix titled "Calculation of the Value of each Component of the Benefit" under the heading "IncomeLOCK Plus -- IncomeLOCK Plus Options."


First, we determine the initial Benefit Base. If IncomeLOCK Plus was selected prior to May 1, 2012, the initial Benefit Base is equal to the Account Value on the Endorsement Date, which must be at least $50,000. We reserve the right to limit the Account Value that will be considered in the initial Benefit Base to $1.5 million without our prior approval. If IncomeLOCK Plus is selected at Contract issue, the initial Benefit Base is equal to the initial Purchase Payment, which must be at least $50,000.

In addition, if IncomeLOCK Plus was selected prior to December 26, 2012, certain Purchase Payments received during the first five years after your Contract issue date will be considered Eligible Purchase Payments and will immediately increase the Benefit Base, as follows:

1. 100% of Purchase Payments received in the first contract year; and

2. Purchase Payments received in each of contract years 2-5, capped each year at an amount equal to 200% of the Purchase Payments received in contract year 1.

For example, if you made a $100,000 Purchase Payment in contract year 1, Eligible Purchase Payments will include additional Purchase Payments of up to $200,000 for contract years 2-5 for a grand total maximum of $900,000 of Eligible Purchase Payments.

Any Purchase Payments made after your Endorsement Date (if IncomeLOCK Plus was selected after Contract issue), or any Purchase Payments made in contract years 2-5 in excess of the annual cap amount as well as all Purchase Payments received after the 5th contract year (if IncomeLOCK Plus is selected at Contract issue) are considered Ineligible Purchase Payments, and are not included in the Benefit Base.

If IncomeLOCK +8 was selected on December 26, 2012 through February 24, 2013, certain Purchase Payments received during the first year after your Contract issue date will be considered Eligible Purchase Payments and will immediately increase the Benefit Base.

Note that the earnings on Ineligible Purchase Payments, however, are included in the Anniversary Value. Total Eligible Purchase Payments are limited to $1,500,000 without prior Company approval.

The Benefit Base is increased by each subsequent Eligible Purchase Payment, and is reduced proportionately for Excess Withdrawals.

If you elect IncomeLOCK +8, the Income Credit is 8% of the Income Credit Base, on each Benefit Anniversary during the Income Credit Period. The Income Credit may only be added to the Benefit Base if no withdrawals are taken in a Benefit Year. For example, if you take a withdrawal in Benefit Year 2, you will not be eligible for an Income Credit to be added to your Benefit Base on your second Benefit Anniversary; however, if you do not take a withdrawal in Benefit Year 3, you will be eligible for an Income Credit to be added to your Benefit Base on your third Benefit Anniversary.


See "IncomeLOCK Plus Options -- Cancellation of IncomeLOCK Plus" under the heading "IncomeLOCK Plus" for information on how you may cancel your Living Benefit.


Automatic Termination of IncomeLOCK Plus


In addition to the termination events discussed in this Appendix in the section titled "IncomeLOCK Plus Options -- Automatic Termination of IncomeLOCK Plus" under the heading "IncomeLOCK Plus", the feature and its corresponding fees will automatically and immediately terminate upon the occurrence of one of the following:


1. The Contract Owner elects to take a loan from the Contract while the benefit is in effect.

2. The Contract Owner elects to add Guided Portfolio Services or Guided Portfolio Advantage while the benefit is in effect.

Surrender of Account Value

If you have elected IncomeLOCK +8, no Income Credit will be included in the calculation of the Benefit Base when an RMD is taken.


Loans

If you elected IncomeLOCK Plus prior to December 26, 2012 and then take a loan while your Living Benefit is in effect, the Living Benefit will automatically terminate and you will lose any benefits that you may have had with these features.


IncomeLOCK

IncomeLOCK, a Living Benefit, is no longer offered. If you elected IncomeLOCK, the following provisions are applicable to this feature.

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In addition to the defined terms in the prospectus, the following defined terms are applicable to the IncomeLOCK Living Benefit:

Anniversary Value -- the Account Value minus any Ineligible Purchase Payments, as measured on any Benefit Anniversary during the MAV Evaluation Period.



Maximum Anniversary Value ("MAV") Evaluation Period -- the period beginning on the Endorsement Date and ending on the 10th Benefit Anniversary for IncomeLOCK.

Minimum Withdrawal Period ("MWP") -- the minimum period over which you may take withdrawals under IncomeLOCK, if withdrawals are not taken under the lifetime withdrawal option.

Extension Offer

The information below is important to you if you purchased a Contract between May 1, 2006 and July 5, 2010 and you elected the IncomeLOCK living benefit. As described this Appendix, the initial MAV Evaluation Period ends after the tenth contract year. On or about your tenth contract anniversary you will have an opportunity to extend the MAV Evaluation Period (the "Extension") for an additional ten years. In choosing the Extension, your fee will change as detailed below. No other parameters or terms of your current benefit will change as a result of the Extension.

If you do not wish to elect the Extension, no further action is required by you. Your benefit will continue without change. You will continue to pay the same fee and can take the Maximum Annual Withdrawal Amount (MAWA) in effect at the end of the MAV Evaluation Period. However, your Benefit Base will no longer be adjusted for higher anniversary values. Please note that if you do not elect the Extension when it is offered, you will not be permitted to extend the MAV Evaluation Period in the future. As with all important financial decisions, we recommend that you discuss this with your financial advisor.

To elect the Extension, you must complete the Election Form you will receive. The terms of the Extension for Contracts purchased between May 1, 2006 and July 5, 2010 are detailed below. The MAV Evaluation Period may be extended for an additional 10 year period.

If you elect the Extension, the IncomeLOCK fee will be increased by 0.25% as follows:


        Current Maximum Annual Fee Rate  Annual Fee Rate After Extension
        -------------------------------  -------------------------------
                    0.65%                             0.90%


As a reminder, you also have the option to cancel your IncomeLOCK living benefit on your tenth contract anniversary, or any contract anniversary thereafter. If you elect to cancel your IncomeLOCK living benefit, you will no longer receive the guarantees of IncomeLOCK and you will no longer be charged the fee.

Fee Table


The IncomeLOCK fee is calculated as a percentage of the Benefit Base./6/



                      Fee Period  Maximum Annual Fee Rate
                      ----------  -----------------------
                      All years            0.90%/7/



The fee will be calculated and deducted on a proportional basis from your Account Value on the last Business Day of each calendar quarter, starting on the first quarter following your Endorsement Date and ending upon termination of the benefit. If your Account Value and/or Benefit Base falls to zero before the feature has been terminated, the fee will no longer be deducted. We will not assess the quarterly fee if you surrender or annuitize your Contract before the end of a quarter.


IncomeLOCK Features

IncomeLOCK provides for an automatic lock-in of the Contract's highest Anniversary Value during the first ten years from the Endorsement Date (or twenty years, if the benefit is extended). You have the flexibility to receive income under the benefit when and how you need it. Each year, you can withdraw up to 5%, 7% or 10% of your Benefit Base (the total guaranteed amount available for withdrawal), depending on when you take your first withdrawal. A guaranteed lifetime income of 5% is also available if you wait until the Benefit Anniversary following

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/6/ IncomeLOCK is an optional guaranteed minimum withdrawal benefit. The fee will be calculated and deducted on a proportional basis from your Account Value on the last Business Day of each calendar quarter, starting on the first quarter following your Endorsement Date and ending upon termination of the benefit.
/7/ For IncomeLOCK endorsements with an Endorsement Date from July 6, 2010 to April 30, 2012, the maximum annual fee is 0.70%, and for IncomeLOCK endorsements with an Endorsement Date prior to July 6, 2010, the maximum annual fee is 0.65%.

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your 65/th/ birthday to take your first withdrawal under the Living Benefit. The MAWP is as follows:

            Before 5th Benefit Year anniversary:                    5%

            On or after 5th Benefit Year anniversary:               7%

            On or after 10th Benefit Year anniversary:             10%

            On or after 20th Benefit Year anniversary:             10%

            On or after the Benefit Anniversary following
               your 65/th/ birthday (for lifetime withdrawals):     5%

Investment Restrictions

As long as your IncomeLOCK endorsement remains in effect, we require that you allocate your investments in accordance with the applicable minimum and maximum percentages below. You may combine Variable Account Options from Groups A, B and C to create your personal investment portfolio. IncomeLOCK endorsements with an Endorsement Date prior to July 6, 2010 are not subject to these investment restrictions.


        ----------------------------------------------------------------
        Investment  Investment    Variable Account Options and/or Fixed
          Group     Restrictions                Accounts
        ----------------------------------------------------------------
        Group A:        20%        Fixed Account Plus
        Bond,         Minimum      Short-Term Fixed Account
        Cash and       100%        Capital Conservation Fund
        Fixed         Maximum      Core Bond Fund
        Accounts                   Government Money Market I Fund
                                   Government Money Market II Fund
                                   Government Securities Fund
                                   Inflation Protected Fund
                                   International Government Bond Fund
                                   Strategic Bond Fund
                                   Vanguard Long-Term Investment
                                     Grade Fund
                                   Vanguard Long-Term Treasury Fund
        ----------------------------------------------------------------


        ----------------------------------------------------------------
        Investment  Investment    Variable Account Options and/or Fixed
          Group     Restrictions                Accounts
        ----------------------------------------------------------------
        Group B:        0%         Aggressive Growth Lifestyle Fund
        Equity        Minimum      American Beacon Holland Large
        Maximum         70%          Cap Growth Fund
                      Maximum      Asset Allocation Fund
                                   Blue Chip Growth Fund
                                   Broad Cap Value Income Fund
                                   Capital Appreciation Fund
                                   Conservative Growth Lifestyle Fund
                                   Core Equity Fund
                                   Dividend Value Fund
                                   Dynamic Allocation Fund
                                   Emerging Economies Fund/8/
                                   Foreign Value Fund
                                   Global Social Awareness Fund
                                   Global Strategy Fund
                                   Growth Fund
                                   Growth & Income Fund
                                   High Yield Bond Fund
                                   International Equities Index Fund
                                   International Growth Fund
                                   Large Cap Core Fund
                                   Large Capital Growth Fund
                                   Large Cap Value Fund
                                   Mid Cap Index Fund
                                   Mid Cap Value Fund
                                   Moderate Growth Lifestyle Fund
                                   Socially Responsible Fund
                                   Stock Index Fund
                                   T. Rowe Price Retirement 2015 Fund
                                   T. Rowe Price Retirement 2020 Fund
                                   T. Rowe Price Retirement 2025 Fund
                                   T. Rowe Price Retirement 2030 Fund
                                   T. Rowe Price Retirement 2035 Fund
                                   T. Rowe Price Retirement 2040 Fund
                                   T. Rowe Price Retirement 2045 Fund
                                   T. Rowe Price Retirement 2050 Fund
                                   T. Rowe Price Retirement 2055 Fund
                                   T. Rowe Price Retirement 2060 Fund
                                   Value Fund
                                   Vanguard LifeStrategy
                                     Conservative Growth Fund
                                   Vanguard LifeStrategy Growth Fund
                                   Vanguard LifeStrategy Moderate
                                     Growth Fund
                                   Vanguard Wellington Fund
                                   Vanguard Windsor II Fund
        ----------------------------------------------------------------


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/8/ For Living Benefits with an Endorsement Date prior to November 1, 2011, the Emerging Economies Fund (formerly Global Equities Fund) is in Group B. For Living Benefits with an Endorsement Date on or after November 1, 2011, the Emerging Economies Fund is in Group C.

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        ----------------------------------------------------------------
        Investment  Investment    Variable Account Options and/or Fixed
          Group     Restrictions                Accounts
        ----------------------------------------------------------------
        Group C:        0%          Ariel Appreciation Fund
        Limited       Minimum       Ariel Fund
        Equity          10%         Emerging Economies Fund/8/
                      Maximum       Global Real Estate Fund
                                    Health Sciences Fund
                                    International Opportunities Fund
                                    Invesco Balanced-Risk Commodity
                                      Strategy Fund
                                    Mid Cap Growth Fund
                                    Mid Cap Strategic Growth Fund
                                    Nasdaq-100(R) Index Fund
                                    Science and Technology Fund
                                    Small Cap Aggressive Growth Fund
                                    Small Cap Fund
                                    Small Cap Growth Fund
                                    Small Cap Index Fund
                                    Small Cap Special Values Fund
                                    Small Cap Value Fund
                                    Small-Mid Growth Fund
        ----------------------------------------------------------------


Investments are not permitted in the following:

Multi-Year Fixed Option - 3 years
------------------------------------
Multi-Year Fixed Option - 5 years
------------------------------------
Multi-Year Fixed Option - 7 years
------------------------------------
Multi-Year Fixed Option - 10 years
------------------------------------
SunAmerica 2020 High Watermark Fund
------------------------------------

Contract Owners who elected IncomeLOCK prior to July 2, 2012 may select Guided Portfolio Advantage, a financial service offered by VALIC Financial Advisors, Inc.

We reserve the right to change the investment requirements at any time for prospectively issued Contracts. We may also revise the investment requirements for any existing Contract to the extent variable or fixed investment options are added, deleted, substituted, merged or otherwise reorganized. We will notify you of any changes to the investment requirements

Additional Important Information about IncomeLOCK

If you take a loan after your IncomeLOCK Endorsement Date, the Living Benefit will automatically be terminated and you will lose any benefits that you may have had with this feature. Withdrawals under this feature are treated like any other withdrawal for the purpose of calculating taxable income, reducing your Account Value. The withdrawals count toward the 10% you may remove each Contract year without a surrender charge. See the "Fees and Charges" section of this prospectus.


Any withdrawals taken may be subject to a 10% tax penalty if you are under age 59 1/2 at the time of the withdrawal. For information about how these features are treated for income tax purposes, you should consult a qualified tax advisor concerning your particular circumstances. If you set up required minimum distributions ("RMD") and have elected this feature, your distributions must be set up on the automated minimum distribution withdrawal program administered by our Annuity Service Center. Withdrawals greater than the RMD determined solely with reference to this Contract and the benefits thereunder, without aggregating the Contract with any other contract or account, may reduce the benefits of these features. In addition, if you have a qualified Contract, tax law and the terms of the plan may restrict withdrawal amounts. See the "Surrender of Account Value" section of this prospectus, including the section in this Appendix, and the "Federal Tax Matters" section of this prospectus.


Any amounts that we may pay under a Living Benefit in excess of your Account Value are subject to the Company's financial strength and claims-paying ability.

IncomeLOCK Components

The benefit's components and value may vary depending on when the first withdrawal is taken, the age of the Contract Owner at the time of the first withdrawal and the amount that is withdrawn. Your withdrawal activity determines the time period over which you are eligible to receive withdrawals. You will automatically be eligible to receive lifetime withdrawals if you begin withdrawals on or after the Benefit Anniversary following your 65th birthday and your withdrawals do not exceed the maximum annual withdrawal percentage of 5% in any Benefit Year. You may begin taking withdrawals under the benefit immediately following the date the IncomeLOCK endorsement is issued for your Contract. See "Surrender of Account Value" in this Appendix for more information regarding the effects of withdrawals on the components of IncomeLOCK and a description of the effect of RMDs on the Living Benefit.

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/8/ For Living Benefits with an Endorsement Date prior to November 1, 2011, the Emerging Economies Fund (formerly Global Equities Fund) is in Group B. For Living Benefits with an Endorsement Date on or after November 1, 2011, the Emerging Economies Fund is in Group C.

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The table below is a summary of the IncomeLOCK feature and applicable components of the benefit.


                                                      Initial
                                           MAWP         MWP          MAWP
                                           Prior       Prior          if
                                          to any      to Any      Extension
   Withdrawal                            Extension   Extension    is Elected
   ----------                            --------- -----------    ----------
   Before 5th Benefit Anniversary.......     5%       20 Years         5%
   On or after 5th Benefit Anniversary..     7%    14.28 Years         7%
   On or after 10th Benefit Anniversary.    10%       10 Years         7%
   On or after 20th Benefit Anniversary.    10%       10 Years        10%
   On or after the Benefit Anniversary             Life of the
    following Contract owner's                        Contract
    65th birthday.......................     5%          Owner/9/      5%


Calculation of the value of each component of the Benefit

First, we determine the Benefit Base. If IncomeLOCK was selected after Contract issue and prior to May 1, 2012, the initial Benefit Base is equal to the Account Value on the Endorsement Date, which must be at least $50,000. We reserve the right to limit the Account Value that will be considered in the initial Benefit Base to $1 million without our prior approval. If IncomeLOCK was selected at Contract issue, the initial Benefit Base is equal to the initial Purchase Payment, which must be at least $50,000.

In addition, if IncomeLOCK was selected at Contract issue, the amount of Purchase Payments received during the first two years after your Endorsement Date will be considered Eligible Purchase Payments and will immediately increase the Benefit Base. Any Purchase Payments we receive after your Endorsement Date, if IncomeLOCK was selected after Contract issue (or more than two years after your Endorsement Date, if IncomeLOCK is selected at Contract issue) are considered Ineligible Purchase Payments. Eligible Purchase Payments are limited to $1 million without our prior approval.

On each Benefit Anniversary throughout the MAV Evaluation Period, the Benefit Base automatically adjusts upwards if the current Anniversary Value is greater than both the current Benefit Base and any previous year's Anniversary Value. Other than reductions made for withdrawals (including Excess Withdrawals), the Benefit Base will only be adjusted upwards. Note that during the MAV Evaluation Period the Benefit Base will never be lowered if Anniversary Values decrease as a result of investment performance. For effects of withdrawals on the Benefit Base, see the "Surrender of Account Value" section in this Appendix.

Second, we consider the MAV Evaluation Period, which begins on the Endorsement Date and ends on the 10th anniversary of the Endorsement Date. Upon the expiration of the MAV Evaluation Period, you may contact us to extend the MAV Evaluation Period for an additional period as discussed further below.

Third, we determine the Anniversary Value, which equals your Account Value on any Benefit Anniversary during the MAV Evaluation Period, minus any Ineligible Purchase Payments. Note that the earnings on Ineligible Purchase Payments, however, are included in the Anniversary Value.

Fourth, we determine the MAWA, which represents the maximum amount that may be withdrawn each Benefit Year without creating an excess withdrawal and is an amount calculated as a percentage of the Benefit Base. The applicable MAWP is determined based on the Benefit Year when you take your first withdrawal, or, for lifetime withdrawals, the age of the owner when the first withdrawal is taken. Applicable percentages are shown in the IncomeLOCK summary table above. If the Benefit Base is increased to the current Anniversary Value, the MAWA is recalculated on that Benefit Anniversary using the applicable MAWP multiplied by the new Benefit Base. If the Benefit Base is increased as a result of Eligible Purchase Payments, the MAWA will be recalculated by multiplying the new Benefit Base by the applicable MAWP.

Lastly, we determine the MWP, which is the minimum period over which you may take withdrawals under this feature. The initial MWP is calculated when withdrawals under the benefit begin, and is re-calculated when the Benefit Base is adjusted to a higher Anniversary Value by dividing the Benefit Base by the MAWA. See the summary table above for initial MWPs. The MWPs will be reduced due to Excess Withdrawals. For effects of withdrawals on the MWP, see the "Surrender of Account Value" section of this prospectus.

Cancellation of IncomeLOCK

IncomeLOCK may be cancelled on the 5th Benefit Anniversary, the 10th Benefit Anniversary, or any Benefit Anniversary thereafter. Once IncomeLOCK is cancelled, you will no longer be charged a fee and the guarantees under the benefit are terminated. You may not extend the MAV Evaluation Period and you may not re-elect IncomeLOCK after cancellation.

Automatic Termination of IncomeLOCK

The feature automatically terminates upon the occurrence of one of the following:

1. The MWP has been reduced to zero unless conditions for lifetime withdrawals are met; or

2. Full or partial annuitization of the Contract; or

3. Full surrender of the Contract; or

4. A death benefit is paid, or

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/9/ Lifetime withdrawals are available so long as your withdrawals remain within the 5% MAWP indicated above. If withdrawals exceed the 5% MAWP in any Benefit Year, and if the excess is not solely a result of RMDs attributable to this Contract, lifetime withdrawals will no longer be available. Instead, available withdrawals are automatically recalculated with respect to the MWP and MAWP listed in the table above, based on the time of first withdrawal and reduced for withdrawals already taken.

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5. You elect to take a loan from the Contract; or

6. Your spousal Beneficiary elects to continue the Contract without IncomeLOCK.

We also reserve the right to terminate the feature if withdrawals in excess of the MAWA in any Benefit Year reduce the Benefit Base by 50% or more.

Lifetime withdrawals will not be available in the event of:


1. An ownership change which results in a change of the older Contract Owner;/10/ or


2. Withdrawals prior to the Benefit Anniversary following the 65th birthday of the Contract Owner; or

3. Death of the Contract Owner; or


4. A withdrawal in excess of the 5% MAWA./11/


Surrender of Account Value

The timing and amount of withdrawals will affect the amounts received under IncomeLOCK as set forth below in greater detail.

The amount of any withdrawal for IncomeLOCK which exceeds the MAWA because of RMDs required to comply with the minimum distribution requirements of the Code section 401(a)(9) and related provisions of the Code and regulations, as determined solely with reference to this Contract and the benefits thereunder, will not be treated as an excess withdrawal providing that all of the following conditions are met:

1. No withdrawals in addition to the RMD are taken in that same year;

2. Any RMD withdrawal is based only on the value of the Contract (including endorsements) and the benefits thereunder;

3. If the Endorsement Date is on or before the Required Beginning Date (RBD) of the RMD, you take the first yearly RMD withdrawal in the calendar year you attain age 70 1/2, or retire, if applicable; and

4. You do not make any RMD withdrawal that would result in you being paid in any Benefit Year more than one calendar year's RMD amount.

Any portion of a RMD withdrawal that is based on amounts greater than those set forth above will be considered an excess withdrawal. This will result in the cancellation of lifetime withdrawals and further may reduce your remaining MWP.

Withdrawals made under IncomeLOCK are treated like any other withdrawals under the Contract for purposes of calculating taxable income, reducing the Account Value, deducting applicable surrender charges or market value adjustments, applying fixed account withdrawal restrictions or free withdrawal amounts and any other features, benefits and conditions of the Contract. The sum of withdrawals in any Benefit Year up to the MAWA will not be assessed a surrender charge.

The MAWA, Benefit Base and MWP may change over time as a result of the timing and amounts of withdrawals.

If you elect to begin withdrawals prior to the Benefit Anniversary following your 65th birthday (if a jointly owned nonqualified Contract, prior to the 65th birthday of the older owner), you will not be eligible to receive lifetime withdrawals. If you begin withdrawals on or after the Benefit Anniversary following your 65th birthday (older owner 65th birthday if jointly owned) and wish to receive lifetime withdrawals, the MAWA is calculated as 5% of the Benefit Base. At any time, if the amount of withdrawals exceeds 5% of the Benefit Base in a Benefit Year, you will not be guaranteed to receive lifetime withdrawals. However, you can continue to receive withdrawals over the MWP in amounts up to the MAWA as described above, based on when you made your first withdrawal and reduced by withdrawals already taken.

Total withdrawals in any Benefit Year equal to or less than the MAWA reduce the Benefit Base by the amount of the withdrawal. Withdrawals in excess of the MAWA are considered Excess Withdrawals. We define Excess Withdrawals as either: 1) any withdrawal that causes the total withdrawals in a Benefit Year to exceed the MAWA; or 2) any withdrawal in a Benefit Year taken after the MAWA has been withdrawn. Excess Withdrawals will reduce the Benefit Base by the greater of:
(a) the amount of the Excess Withdrawal; or (b) the relative size of the Excess Withdrawal in relation to the Account Value on the next Benefit Anniversary after the Excess Withdrawal. This means that if Account Value is less than the Benefit Base, withdrawals greater than the MAWA will result in a proportionately greater reduction of the Benefit Base (as described below), which will be more than the amount of the withdrawal itself. This will also reduce your MAWA.

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/10/ If a change of ownership occurs from a natural person to a non-natural entity, the original natural older owner must also be the annuitant after the ownership change to prevent termination of lifetime withdrawals. A change of ownership from a non-natural entity to a natural person can only occur if the new natural owner was the original natural older annuitant in order to prevent termination of lifetime withdrawals. Any ownership change is contingent upon prior review and approval by the Company.
/11/ However, if an RMD withdrawal for this Contract exceeds the MAWA, the ability to receive lifetime withdrawals will not be terminated as long as withdrawals of RMDs are determined solely with reference to this Contract and the benefits thereunder, without aggregating the Contract with any other contract or account. See the "Surrender of Account Value" section in this prospectus.

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The impact of withdrawals and the effect on each component of IncomeLOCK are further explained below.

Account Value: Any withdrawal reduces the Account Value by the amount of the withdrawal.

Benefit Base: Withdrawals reduce the Benefit Base as follows:

1. All withdrawals up to the MAWA, and any withdrawals in excess of the MAWA which are due solely to RMDs (as more specifically described above), will reduce the Benefit Base by the dollar amount of the withdrawal;

2. Excess Withdrawals as described above reduce the Benefit Base to the lesser of (a) or (b), where:

      (a) is the Benefit Base immediately prior to the Excess Withdrawal minus the amount of the Excess Withdrawal, or;

      (b) is the Benefit Base immediately prior to the Excess Withdrawal reduced in the same proportion by which the Account Value on the next Benefit Anniversary after the Excess Withdrawal is reduced by the amount of the Excess Withdrawal.

Maximum Annual Withdrawal Amount (MAWA): The MAWA will be adjusted as follows:

1. If there are no Excess Withdrawals in a Benefit Year, no further changes are made to the MAWA for the next Benefit Year.

2. If there are Excess Withdrawals in a Benefit Year, the MAWA will be recalculated on the next Benefit Anniversary. The new MAWA will equal the new Benefit Base on that Benefit Anniversary after the Withdrawal divided by the new MWP on that Benefit Anniversary. The new MAWA may be lower than your previously calculated MAWA.

Minimum Withdrawal Period (MWP): The MWP is calculated as follows:

1. If there are no Excess Withdrawals during a Benefit Year, the new MWP will be the Benefit Base after the withdrawal divided by the current MAWA.

2. If there are Excess Withdrawals during a Benefit Year, the new MWP will equal the MWP calculated at the end of the prior Benefit Year reduced by one year. In the case of lifetime withdrawals, such an Excess Withdrawal will cancel that period and the new MWP will be determined by dividing the new Benefit Base by the new MAWA.

If your Account Value is Reduced to Zero

If your Account Value is reduced to zero and the Benefit Base is greater than zero, subsequent Purchase Payments will no longer be accepted and a death benefit will not be payable. Further payments under the Contract will be made according to your irrevocable election of one of the following two alternatives:

(1) In a form acceptable to the Company, you may request a lump sum equal to the discounted present value of any remaining guaranteed payments under the benefit; or,

(2) If no lump sum request is received by the Company during the period described in a notice provided to you by the Company, you will receive an annuity according to the annuitization provisions of your Contract. Absent an alternative election by you, the annuity will consist of annual payments equal to the MAWA, for a period of years equal to the remaining Benefit Base divided by the MAWA. Such payments will be made quarterly unless otherwise elected, and each individual periodic payment will be equal to the pro-rata portion of the annual MAWA based upon the frequency. Prior to the commencement of such payments, you may also elect to receive an alternative form of annuity, in any other actuarially equivalent form permitted under the Contract, subject to any applicable limitations under the Contract or the Plan.

Extending the MAV Evaluation Period

At the end of the MAV Evaluation Period, as long as the benefit is still in effect and the older owner is age 85 or younger, we guarantee that you will be given the opportunity to extend the MAV Evaluation Period for at least one additional evaluation period of 10 years. If you elect to extend the MAV Evaluation Period, the Benefit Base can continue to be adjusted upward as described above on each anniversary during the new MAV Evaluation Period. Also, if you extend the MAV Evaluation Period, you should note that the components of the feature, such as the fee and MAWP, will change to those in effect at the time you elect to extend. The components and fees may be different from when you initially elected the feature. Additional MAV Evaluation Periods may be offered at our sole discretion.

If you do not contact us to extend the MAV Evaluation Period, the Benefit Base will no longer be adjusted on subsequent Benefit Anniversaries. However, you can continue to take the MAWA in effect at the end of the last MAV Evaluation Period, subject to adjustments for withdrawals. You will continue to pay the fee at the rate that was in effect during the last MAV Evaluation Period and you will not be permitted to extend the MAV Evaluation Period in the future.

Death Benefits

Spousal Beneficiary

Upon the death of the Contract Owner, and subject to any applicable limitations in this Contract, the Code, or under the plan or arrangement under which the Contract is issued, your

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spousal Beneficiary may elect either (i) to receive a death benefit in accordance with one of the forms permitted under the provisions of this Contract (if the Account Value is greater than zero), (ii) continue this Contract and IncomeLOCK (except as noted below) or (iii) continue the Contract and cancel IncomeLOCK and its accompanying charge. Spousal continuation of the Contract (and IncomeLOCK) is not available if the Contract was set up under one of the following "qualified" plan types: 403(b), 401(k), 401(a) or 457(b). For these Contracts, a spousal Beneficiary, like a non-spousal Beneficiary, cannot continue IncomeLOCK and must take a death benefit under the terms of the Contract. A spousal Beneficiary may continue IncomeLOCK but only for nonqualified Contracts and IRA plan types (Roth IRA, traditional IRA, SEP, and Simple IRA). Upon election to continue the Contract and IncomeLOCK, your spousal Beneficiary will be subject to the terms and conditions of IncomeLOCK, including the charge. Upon the owner's death, lifetime withdrawals under the IncomeLOCK end and are not available to your spousal Beneficiary. In this event, available withdrawals under IncomeLOCK are automatically recalculated with respect to the MWP and MAWP shown in the IncomeLOCK summary table above, based on the time of the first withdrawal under IncomeLOCK and reduced for withdrawals already taken. The Endorsement Date will not change as the result of spousal continuation.

Non-Spousal Beneficiary

Upon the death of the Contract Owner, if the Account Value is greater than zero, IncomeLOCK will terminate, and your nonspousal Beneficiary(ies) must receive a death benefit in accordance with the otherwise applicable terms of this Contract. If the Account Value is zero upon your death (meaning that no death benefit is payable) but the MWP remaining is greater than zero, a nonspousal beneficiary will receive the remaining value in a lump sum equal to the discounted present value of any remaining guaranteed payments under IncomeLOCK. Upon your death, lifetime withdrawals under the IncomeLOCK end and any available withdrawals under this Endorsement are automatically recalculated with respect to the MWP and MAWP shown in the IncomeLOCK summary table above, based on the time of the first withdrawal under IncomeLOCK and reduced for withdrawals already taken.


Loans

If you elected IncomeLOCK prior to December 26, 2012 and then take a loan while your Living Benefit is in effect, the Living Benefit will automatically terminate and you will lose any benefits that you may have had with these features.



(C) 2017 American International Group, Inc.

All Rights Reserved.

The Variable Annuity Life Insurance Company
Separate Account A
Units of Interest Under Group and Individual
Fixed and Variable Deferred Annuity Contracts
Portfolio Director(R) Plus, Portfolio Director 2, and Portfolio Director

For Series 1.10 to 12.10                                            May 1, 2017


Prospectus

The Variable Annuity Life Insurance Company ("VALIC") offers certain series of Portfolio Director Plus, Portfolio Director 2, and Portfolio Director (referred to collectively as "Portfolio Director" in this prospectus), comprising group and individual fixed and variable deferred annuity contracts for Participants who receive certificates in certain employer-sponsored qualified retirement plans (the "Contracts"). Nonqualified contracts are also available for certain employer plans as well as for certain after-tax arrangements that are not part of an employer's plan.

The Contracts permit Participants to invest in and receive retirement benefits in one or more Fixed Account Options and/or an array of Variable Account Options described in this prospectus. If your Contract is part of your employer's retirement program, that program will describe which Variable Account Options are available to you. If your Contract is a tax-deferred nonqualified annuity that is not part of your employer's retirement plan, those Variable Account Options that are invested in Mutual Funds available to the public outside of annuity contracts, life insurance contracts, or certain employer-sponsored retirement plans will not be available within your Contract.

--------------------------------------------------------------------------------

This prospectus provides information employers and Participants should know before investing in the Contracts and will help each make decisions for selecting various investment options and benefits. Please read and retain this prospectus for future reference.


A Statement of Additional Information, dated May 1, 2017, contains additional information about the Contracts and is part of this prospectus. For a free copy call 1-800-448-2542. The table of contents for the Statement of Additional Information ("SAI") is shown at the end of this prospectus. The SAI has been filed with the Securities and Exchange Commission ("SEC") and is available along with other related materials at the SEC's internet web site (http://www.sec.gov).


Investment in the Contracts is subject to risk that may cause the value of the Owner's investment to fluctuate, and when the Contracts are surrendered, the value may be higher or lower than the Purchase Payments.

The SEC has not approved or disapproved these securities or passed upon the adequacy or accuracy of this Prospectus. Any representation to the contrary is a criminal offense.

Variable Account Options
--------------------------------------------------------------------------------


VALIC Company I Funds               VALIC Company II Funds              Public Funds
Asset Allocation Fund               Aggressive Growth Lifestyle Fund    American Beacon Holland Large Cap Growth Fund
Blue Chip Growth Fund               Capital Appreciation Fund           Ariel Appreciation Fund
Broad Cap Value Income Fund         Conservative Growth Lifestyle Fund  Ariel Fund
Capital Conservation Fund           Core Bond Fund                      Invesco Balanced-Risk Commodity Strategy Fund
Core Equity Fund                    Government Money Market II Fund     T. Rowe Price Retirement 2015 Fund
Dividend Value Fund                 High Yield Bond Fund                T. Rowe Price Retirement 2020 Fund
Dynamic Allocation Fund             International Opportunities Fund    T. Rowe Price Retirement 2025 Fund
Emerging Economies Fund             Large Cap Value Fund                T. Rowe Price Retirement 2030 Fund
Foreign Value Fund                  Mid Cap Growth Fund                 T. Rowe Price Retirement 2035 Fund
Global Real Estate Fund             Mid Cap Value Fund                  T. Rowe Price Retirement 2040 Fund
Global Social Awareness Fund        Moderate Growth Lifestyle Fund      T. Rowe Price Retirement 2045 Fund
Global Strategy Fund                Small Cap Growth Fund               T. Rowe Price Retirement 2050 Fund
Government Money Market I Fund      Small Cap Value Fund                T. Rowe Price Retirement 2055 Fund
Government Securities Fund          Socially Responsible Fund           T. Rowe Price Retirement 2060 Fund
Growth Fund                         Strategic Bond Fund                 Vanguard Lifestrategy Conservative Growth Fund
Growth & Income Fund                                                    Vanguard Lifestrategy Growth Fund
Health Sciences Fund                                                    Vanguard Lifestrategy Moderate Growth Fund
Inflation Protected Fund                                                Vanguard Long-Term Investment-Grade Fund
International Equities Index Fund                                       Vanguard Long-Term Treasury Fund
International Government Bond Fund                                      Vanguard Wellington Fund
International Growth Fund                                               Vanguard Windsor II Fund
Large Cap Core Fund
Large Capital Growth Fund
Mid Cap Index Fund
Mid Cap Strategic Growth Fund
Nasdaq-100(R) Index Fund
Science & Technology Fund
Small Cap Aggressive Growth Fund
Small Cap Fund
Small Cap Index Fund
Small Cap Special Values Fund
Small-Mid Growth Fund
Stock Index Fund
Value Fund

Table of Contents
--------------------------------------------------------------------------------


                                                                 Page
                                                                 ----

Glossary of Terms...............................................   3

Fee Tables......................................................   4

Highlights......................................................   7

General Information.............................................   8
   About the Contracts..........................................   8
   About VALIC..................................................   9
   American Home Assurance Company..............................   9
   About VALIC Separate Account A...............................   9
   Units of Interest............................................  10
   Distribution of the Contracts................................  10
   Administration of the Contracts..............................  10

Fixed and Variable Account Options..............................  11
   Fixed Account Options........................................  11
   Variable Account Options.....................................  11

Purchase Period.................................................  15
   Account Establishment........................................  15
   When Your Account Will Be Credited...........................  16
   Purchase Units...............................................  16
   Calculation of Value for Fixed Account Options...............  16
   Calculation of Value for Variable Account Options............  17
   Premium Enhancement Credit...................................  17
   Stopping Purchase Payments...................................  18

Transfers Between Investment Options............................  18
   During the Purchase Period -- Policy Against Market
     Timing and Frequent Transfers..............................  18
   Communicating Transfer or Reallocation Instructions..........  19
   Effective Date of Transfer...................................  19
   Transfers During the Payout Period...........................  20

Fees and Charges................................................  20
   Account Maintenance Charge...................................  20
   Surrender Charge.............................................  20
       Amount of Surrender Charge...............................  20
       10% Free Withdrawal......................................  20
       Exceptions to Surrender Charge...........................  21
   Premium Tax Charge...........................................  21
   Separate Account Charges.....................................  21
       Reduction or Waiver of Account Maintenance,
         Surrender, or Separate Account Charges.................  21
       Separate Account Expense Reimbursements or Credits.......  22
   Market Value Adjustment ("MVA")..............................  22
   Other Charges................................................  23

Payout Period...................................................  23
   Fixed Payout.................................................  23
   Assumed Investment Rate......................................  23
   Variable Payout..............................................  23
   Combination Fixed and Variable Payout........................  24
   Partial Annuitization........................................  24
   Payout Date..................................................  24
   Payout Options...............................................  24
   Payout Information...........................................  25


                                                                 Page
                                                                 ----

Surrender of Account Value......................................  25
   When Surrenders Are Allowed..................................  25
   Surrender Process............................................  25
   Amount That May Be Surrendered...............................  26
   Surrender Restrictions.......................................  26
   Partial Surrenders...........................................  26
   Systematic Withdrawals.......................................  27
   Distributions Required by Federal Tax Law....................  27

Exchange Privilege..............................................  27

Death Benefits..................................................  27
   The Process..................................................  27
   Beneficiary Information......................................  27
       Spousal Beneficiaries....................................  28
       Beneficiaries Other Than Spouses.........................  28
   Special Information for Individual Nonqualified Contracts....  28
   During the Purchase Period...................................  28
   Interest Guaranteed Death Benefit............................  28
   Standard Death Benefit.......................................  29
   During the Payout Period.....................................  29

Other Contract Features.........................................  30
   Changes That May Not Be Made.................................  30
   Change of Beneficiary........................................  30
   Contingent Owner.............................................  30
   Cancellation -- The "Free Look" Period.......................  30
   We Reserve Certain Rights....................................  30
   Relationship to Employer's Plan..............................  31

Voting Rights...................................................  31
   Who May Give Voting Instructions.............................  31
   Determination of Fund Shares Attributable to Your Account....  31
       During the Purchase Period...............................  31
       During the Payout Period or after a Death Benefit
         Has Been Paid..........................................  31
   How Fund Shares Are Voted....................................  31

Federal Tax Matters.............................................  31
   Types of Plans...............................................  31
   Tax Consequences in General..................................  32
   U.S. Department of Labor Fiduciary Regulation................  33

Legal Proceedings...............................................  34

Financial Statements............................................  34

Table of Contents of Statement of Additional Information........  34

Appendix A -- Selected Purchase Unit Data....................... A-1

Appendix B -- Living Benefits................................... B-1

Glossary of Terms
--------------------------------------------------------------------------------


Unless otherwise specified in this prospectus, the words "we," "us," "our," "Company," and "VALIC" mean The Variable Annuity Life Insurance Company and the words "you" and "your" mean the Participant, or the individual purchasing an individual Contract.

Other specific terms we use in this prospectus are:

Account Value -- the total sum of your Fixed Account Option and/or Variable Account Option that has not yet been applied to your Payout Payments.

Annuitant -- the individual (in most cases, you) to whom Payout Payments will be paid.

Annuity Service Center -- VALIC Document Control, P.O. Box 15648, Amarillo, Texas 79105.

Assumed Investment Rate --The rate used to determine your first monthly payout payment per thousand dollars of account value in your Variable Account Option.

Beneficiary -- the individual designated to receive Payout Payments upon the death of the Annuitant.

Business Day -- any weekday that the New York Stock Exchange ("NYSE") is open for trading. Normally, the NYSE is open Monday through Friday through 4:00 p.m. Eastern time ("Market Close"). On holidays or other days when the NYSE is closed, such as Good Friday, the Company is not open for business.

Code -- the Internal Revenue Code of 1986, as amended.

Contract Owner -- the individual or entity to whom the Contract is issued. For a group Contract, the Contract Owner will be the employer purchasing the Contract for a retirement plan.

Division -- the portion of the Separate Account invested in a particular Mutual Fund. Each Division is a subaccount of VALIC Separate Account A.

Fixed Account Option -- an account that is guaranteed to earn at least a minimum rate of interest while invested in VALIC's general account.

Guided Portfolio Advantage/SM/ /Guided Portfolio Services(R) ("GPA" and "GPS", respectively) -- are financial advice services offered by VALIC Financial Advisors, Inc., a registered investment adviser and Company subsidiary. A separate investment advisory fee and agreement are required for either of these services, if available under an employer's retirement plan. The Living Benefits are not available with GPA or GPS.

Home Office -- located at 2929 Allen Parkway, Houston, Texas 77019.


Living Benefit -- an optional guaranteed minimum withdrawal benefit designed to help you create a guaranteed income stream for a specified period of time or as long as you and your spouse live, even if your entire Account Value has been reduced to zero. IncomeLOCK(R) +6, IncomeLOCK(R) +8 (together, "IncomeLOCK Plus") and IncomeLOCK(R) are no longer available for purchase. See "Appendix B" for information on these Living Benefits.


Mutual Fund or Fund -- the investment portfolio(s) of a registered open-end management investment company, which serves as the underlying investment vehicle for each Division represented in VALIC Separate Account A.

Participant -- the individual (in most cases, you) who makes purchase payments or for whom purchase payments are made.

Participant Year -- a 12 month period starting with the issue date of a Participant's Contract certificate and each anniversary of that date.

Payout Payments -- annuity payments withdrawn in a steady stream during the Payout Period.

Payout Period -- the time when you begin to withdraw your money in Payout Payments. This may also may be called the "Annuity Period."

Payout Unit -- a measuring unit used to calculate Payout Payments from your Variable Account Option. Payout Units measure value, which is calculated just like the Purchase Unit value for each Variable Account Option except that the initial Payout Unit includes a factor for the Assumed Investment Rate selected. Payout Unit values will vary with the investment experience of the VALIC Separate Account A Division.

Proof of Death -- a certified copy of the death certificate, a certified copy of a decree of a court of competent jurisdiction as to death, a written statement by an attending physician, or any other proof satisfactory to VALIC.

Purchase Payments -- an amount of money you or your employer pay to VALIC to receive the benefits of a Contract.

Purchase Period -- the accumulation period or time between your first Purchase Payment and the beginning of your Payout Period (or surrender). Also may be called the "Accumulation Period."

Purchase Unit -- a unit of interest owned by you in your Variable Account
Option.

Systematic Withdrawals -- payments withdrawn on a regular basis during the Purchase Period.

VALIC Separate Account A or Separate Account -- a segregated asset account established by VALIC under the Texas Insurance Code. The purpose of the VALIC Separate Account A is to receive and invest your Purchase Payments and Account Value in the Variable Account Option, if selected.

Variable Account Option -- investment options that correspond to Separate Account Divisions available under the Contracts.

Fee Tables
--------------------------------------------------------------------------------

 The following tables describe the fees and expenses that you may pay when buying, owning, and surrendering the Contract. The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, or transfer cash value between investment options.

 Contract Owner/Participant Transaction Expenses

Maximum Surrender Charge (1)                                    5.00%
----------------------------------------------------------------------
Maximum Loan Application Fee (per loan)                          $75
----------------------------------------------------------------------
State Premium Taxes (as a percentage of the amount annuitized)  0-3.5%
----------------------------------------------------------------------

 The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including the Variable Account Option fees and expenses.

 Separate Account Charges


                                                                                           $3.75
                                                                                            Per
Variable Account Option Maintenance Charge (2)                                            Quarter
--------------------------------------------------------------------------------------------------
                                                                                           Annual
                                                                                          Separate
Mortality and Expense Risk Separate Account Charges for each Variable Account Option (3)  Account
(as a percentage of assets invested):                                                     Fee (%)
--------------------------------------------------------------------------------------------------
   VALIC Company I Funds (34 Funds) (4)                                                     0.90
--------------------------------------------------------------------------------------------------
   VALIC Company II Funds (15 Funds) (4)                                                    0.65
--------------------------------------------------------------------------------------------------
   Public Funds
--------------------------------------------------------------------------------------------------
       American Beacon Holland Large Cap Growth Fund, Investor Shares                       0.90
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       Ariel Appreciation Fund, Investor Shares                                             0.90
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       Ariel Fund, Investor Shares                                                          0.90
--------------------------------------------------------------------------------------------------
       Invesco Balanced-Risk Commodity Strategy Fund, R5 Shares                             0.90
--------------------------------------------------------------------------------------------------
       T. Rowe Price Retirement 2015 Fund, Advisor Shares                                   0.90
--------------------------------------------------------------------------------------------------
       T. Rowe Price Retirement 2020 Fund, Advisor Shares                                   0.90
--------------------------------------------------------------------------------------------------
       T. Rowe Price Retirement 2025 Fund, Advisor Shares                                   0.90
--------------------------------------------------------------------------------------------------
       T. Rowe Price Retirement 2030 Fund, Advisor Shares                                   0.90
--------------------------------------------------------------------------------------------------
       T. Rowe Price Retirement 2035 Fund, Advisor Shares                                   0.90
--------------------------------------------------------------------------------------------------
       T. Rowe Price Retirement 2040 Fund, Advisor Shares                                   0.90
--------------------------------------------------------------------------------------------------
       T. Rowe Price Retirement 2045 Fund, Advisor Shares                                   0.90
--------------------------------------------------------------------------------------------------
       T. Rowe Price Retirement 2050 Fund, Advisor Shares                                   0.90
--------------------------------------------------------------------------------------------------
       T. Rowe Price Retirement 2055 Fund, Advisor Shares                                   0.90
--------------------------------------------------------------------------------------------------
       T. Rowe Price Retirement 2060 Fund, Advisor Shares                                   0.90
--------------------------------------------------------------------------------------------------
       Vanguard Lifestrategy Conservative Growth Fund, Investor Shares                      1.15
--------------------------------------------------------------------------------------------------
       Vanguard Lifestrategy Growth Fund, Investor Shares                                   1.15
--------------------------------------------------------------------------------------------------
       Vanguard Lifestrategy Moderate Growth Fund, Investor Shares                          1.15
--------------------------------------------------------------------------------------------------
       Vanguard Long-Term Investment-Grade Fund, Investor Shares                            0.90
--------------------------------------------------------------------------------------------------
       Vanguard Long-Term Treasury Fund, Investor Shares                                    0.90
--------------------------------------------------------------------------------------------------
       Vanguard Wellington Fund, Investor Shares                                            1.15
--------------------------------------------------------------------------------------------------
       Vanguard Windsor II Fund, Investor Shares                                            1.15
--------------------------------------------------------------------------------------------------

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 Optional IncomeLOCK Plus Fee


 If you elected this optional Living Benefit feature, the fee for IncomeLOCK Plus is calculated as a percentage of the Benefit Base.(5)


 Number of Covered Persons  Initial Annual Fee Rate Maximum Annual Fee Rate(6)
 -------------------------  ----------------------- --------------------------
 For One Covered Person              1.10%                     2.20%
 For Two Covered Persons             1.35%                     2.70%

 Underlying Mutual Fund Expenses

 The next table shows the minimum and maximum total operating expenses charged by the Mutual Funds that you may pay periodically during the time that you own the Contract. More detail concerning each Mutual Fund's fees and expenses is contained in the prospectus for each Mutual Fund.


Total Annual Mutual Fund Operating Expenses                                               Minimum Maximum
----------------------------------------------------------------------------------------------------------
(Expenses that are deducted from the assets of a Mutual Fund, including management fees,
distribution and/or service (12b-1) fees, and other expenses)                              0.13%  1.30%(7)
----------------------------------------------------------------------------------------------------------

--------
 Footnotes to the Fee Tables

 (1) The maximum surrender charge is the lessor of 5% of the amount withdrawn or 5% of the Purchase Payments received within the past 60 months. If no Purchase Payments are received within the past 60 months, the surrender charge will be zero. Reductions in the surrender charge are available if certain conditions are met. See "Reduction or Waiver of Account Maintenance, Surrender, or Separate Account Charges" and "Exceptions to Surrender Charge."

 (2) Reductions in the account maintenance charge are available if certain conditions are met. See "Reduction or Waiver of Account Maintenance, Surrender, or Separate Account Charges" and "Exceptions to Surrender Charge."

 (3) See "Purchase Unit Value" in the SAI for a discussion of how the separate account charges impact the calculation of each Division's unit value. Reductions in the Separate Account Charges may be available for plan types meeting certain criteria. See "Reduction or Waiver of Account Maintenance, Surrender, or Separate Account Charges."

 (4) See cover page for a list of the VALIC Company I and VALIC Company II Variable Account Options offered by this prospectus.


 (5) The fee is assessed against the Benefit Base which determines the basis of the Covered Person(s) guaranteed lifetime benefit. The fee is deducted from your Account Value at the end of the first quarter following election and quarterly thereafter. For a complete description of how the Benefit Base is calculated, see "IncomeLOCK Plus in Appendix B."

 (6) The Initial Annual Fee Rate is guaranteed not to change for the first Benefit Year. Subsequently, the fee rate may change quarterly subject to the parameters identified in the table below. Any fee adjustment is based on a non-discretionary formula tied to the change in the Volatility Index ("VIX(R)"), an index of market volatility reported by the Chicago Board Options Exchange. Your Fee Rate will increase or decrease on a Benefit Quarter Anniversary based on the change in the average value of the VIX from one Benefit Quarter to the next Benefit Quarter. For the formula to calculate the fee, see "Appendix B."


                           Minimum Annual Maximum Annual Maximum Annualized Fee Rate
Number of Covered Persons     Fee Rate       Fee Rate       Decrease or Increase*
------------------------------------------------------------------------------------
  One Covered Person           0.60%          2.20%               +/-0.25%
------------------------------------------------------------------------------------
  Two Covered Persons          0.60%          2.70%               +/-0.25%
------------------------------------------------------------------------------------

        *The fee rate can increase or decrease no more than 0.0625% each Benefit Quarter (0.25%/4).


 In accordance with the investment requirements associated with the election of a Living Benefit, you may, but are not required to, invest a portion of your assets in the Dynamic Allocation Fund. The Dynamic Allocation Fund utilizes an investment strategy that is intended, in part, to maintain a relatively stable exposure to equity market volatility over time. Accordingly, when the equity market is in a prolonged state of higher volatility, your Fee Rate may be increased due to VIX indexing and the Dynamic Allocation Fund may decrease its exposure to equity markets, thereby potentially reducing the likelihood that you will achieve a higher Anniversary Value. Additionally, the increased fee will continue to be applied against your fixed and separate account assets. Conversely, when the equity market is in a prolonged state of lower volatility, your Fee Rate may be decreased and the Dynamic Allocation Fund may increase its exposure to equity markets, providing you with the potential to achieve a higher Anniversary Value.

 (7) The Mutual Fund with the highest operating expenses is the Invesco Balanced-Risk Commodity Strategy Fund. The Fund's adviser has contractually agreed to waive a portion of the Fund's management fee in an amount equal to the net management fee of 1.22%. Unless the Fund's adviser continues the fee waiver agreement, the contractual waiver will terminate on June 30, 2018. During its term, the fee waiver agreement cannot be terminated or amended to reduce the advisory fee waiver without approval of the Fund's Board of Trustees.

--------------------------------------------------------------------------------

Examples

These examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner/Participant transaction expenses, Contract fees, Separate Account annual expenses and the Variable Account Option fees and expenses. Each example assumes that you invest a single Purchase Payment of $10,000 in the Contract for the time periods indicated and that your investment has a 5% return each year. Neither example includes the effect of premium taxes upon annuitization, which, if reflected, would result in higher costs. Your actual costs may be higher or lower than the examples below.


The first set of examples assumes the maximum fees and expenses, including the maximum separate account charge of 1.15%, investment in a Variable Account Option with the highest total expenses (1.30%).


(1) If you surrender your Contract at the end of the applicable time period:


                        1 Year 3 Years 5 Years 10 Years
                        ------ ------- ------- --------
                         $711  $1,253  $1,812   $2,802



(2) If you annuitize your Contract or you do not surrender your Contract:



                        1 Year 3 Years 5 Years 10 Years
                        ------ ------- ------- --------
                         $249   $767   $1,312   $2,802



The second set of examples assumes the minimum fees and expenses, including the minimum separate account charge of 0.65%, investment in a Variable Account Option with the lowest total expenses (0.13%).


(1) If you surrender your Contract at the end of the applicable time period:


                        1 Year 3 Years 5 Years 10 Years
                        ------ ------- ------- --------
                         $550   $753    $940     $984


(2) If you annuitize your Contract or you do not surrender your Contract:


                        1 Year 3 Years 5 Years 10 Years
                        ------ ------- ------- --------
                         $81    $253    $440     $984



The third set of examples is applicable if you previously elected the IncomeLOCK Plus feature and assumes the maximum fees and expenses, including the maximum separate account charge of 1.15%, investment in a Variable Account Option with the highest total expenses (1.30%), and election of the IncomeLOCK Plus feature for Two Covered Persons (for the first year calculated at the initial annual fee rate of 1.35% and at the maximum annual fee rate of 2.70% for remaining years).

(1) If you surrender your Contract at the end of the applicable time period:



                        1 Year 3 Years 5 Years 10 Years
                        ------ ------- ------- --------
                         $839  $1,993  $3,017   $5,120



(2) If you annuitize your Contract or you do not surrender your Contract (the IncomeLOCK Plus feature terminates at annuitization):



                        1 Year 3 Years 5 Years 10 Years
                        ------ ------- ------- --------
                         $383  $1,545  $2,570   $5,120


Note: These examples should not be considered representative of past or future expenses for any Variable Account Option or for any Mutual Fund. Actual expenses may be greater or less than those shown above. Similarly, the 5% annual rate of return assumed in the examples is not an estimate or guarantee of future investment performance.

For Purchase Unit data for each of the Variable Account Options offered by this prospectus, which includes annual beginning and ending unit values and the number of units outstanding at the end of each period, see "Appendix A -- Selected Purchase Unit Data."

Highlights
--------------------------------------------------------------------------------

The Portfolio Director Fixed and Variable Annuity is a Contract between you and the Company. It is designed to help you invest on a tax-deferred basis and meet long-term financial goals. There are minimum Purchase Payment amounts required to purchase a Contract. Purchase Payments may be invested in a variety of variable and fixed account options. Like all deferred annuities, the Contract has a Purchase Period and a Payout Period. During the Purchase Period, you invest money in your Contract. The Payout Period begins when you start receiving income payments from your annuity to provide for your retirement.

Purchase Requirements: Purchase Payments may be made at any time and in any amount, subject to plan, VALIC, or Code limitations. The minimum amount to establish a new Multi-Year Enhanced Option guarantee period (MVA Band), as described in the Contract, may be changed from time to time by the Company. The maximum single payment that may be applied to any account without prior Home Office approval is $1,000,000. For more information on Purchase Payments, refer to the "Purchase Period."

Right to Cancel: You may cancel your Contract within 20 days after receiving it (or whatever period is required in your state). We will return your original Purchase Payment or whatever your Contract is worth on the day that we receive your request, depending on your state law. See "Other Contract Features."


Expenses: There are fees and charges associated with the Contract. During the Purchase Period, if any portion of your account is invested in a Variable Account Option, a quarterly account maintenance charge of $3.75 is charged to your account. The Contract maintenance charge may be waived for certain group contracts. We also deduct Separate Account Charges of up to 1.15% annually of the average daily value of your Contract allocated to the Variable Account Options. See the "Fee Tables" and "Fees and Charges."

Living Benefits: A Living Benefit is a guaranteed minimum withdrawal benefit and is designed to help you create a guaranteed income stream for as long as you live, or as long as you and your spouse live, even if the entire Account Value has been reduced to zero, provided withdrawals taken are within the parameters of the applicable feature. A Living Benefit may offer protection in the event your Account Value declines due to unfavorable investment performance, certain withdrawal activity, if you live longer than expected or any combination of these factors. Living Benefits (IncomeLOCK +6, IncomeLOCK +8 and IncomeLOCK) are no longer available for purchase. See "Appendix B" for information on these Living Benefits.


Federal Tax Information: Although deferred annuity contracts such as Portfolio Director can be purchased with after-tax dollars, they are primarily used in connection with retirement programs that already receive favorable tax treatment under federal law.

Annuities, custodial accounts and trusts used to fund tax-qualified retirement plans and programs (such as those established under Code sections 403(b) or 401(k) and IRAs) generally defer payment on taxes and earnings until withdrawal. If you are considering an annuity to fund a tax-qualified plan or program, you should know that an annuity generally does not provide additional tax deferral beyond the tax-qualified plan or program itself. Annuities, however, may provide other important features and benefits such as the income payout option, which means that you can choose to receive periodic payments for the rest of your life or for a certain number of years, and a minimum guaranteed death benefit, which protects your Beneficiaries if you die before you begin the income payout option. Before purchasing a deferred annuity for use in a qualified retirement plan or program, you should seek tax advice from your own tax advisor. For a more detailed discussion of these income tax provisions, see "Federal Tax Matters."


Surrender Charges: Under some circumstances, a surrender charge is deducted from your account. These situations are discussed in detail in the section of this prospectus entitled "Fees and Charges -- Surrender Charge." When this happens, the surrender charge is computed in two ways and you are charged whichever amount is less. The first amount is simply 5% of whatever amount you have withdrawn. The second amount is 5% of the contributions you have made to your account during the last 60 months. See the above mentioned section for exceptions to this procedure.


Withdrawals from a Multi-Year Enhanced Option prior to the end of the applicable MVA term will be subject to a market value adjustment unless an exception applies. This may increase or reduce the amount withdrawn.

However, the market value adjustment will not reduce the amount invested in the Multi-Year Enhanced Option below the guaranteed amount.

Withdrawals are always subject to your plan provisions and federal tax restrictions, which, for plans other than section 457(b) plans, generally include a tax penalty on withdrawals made prior to age 59 1/2, unless an exception applies.

Access to Your Money: You may withdraw money from your Contract during the Purchase Period. You will pay income taxes on earnings and untaxed contributions when you withdraw them. Payments received during the Payout Period are considered partly a return of your original investment. A federal tax penalty may apply if you make withdrawals before age 59 1/2. As noted above, a withdrawal charge may apply. See "Surrender of Account Value" and "Federal Tax Matters."

--------------------------------------------------------------------------------



Loans: Portfolio Director offers a tax-free loan provision for tax-qualified contracts, other than individual retirement plans ("IRAs"), which gives you access to your money in the Fixed Account Options (subject to a minimum loan amount of $1,000). The availability of loans is subject to federal and state government regulations, as well as your employer's plan provisions and VALIC policy. Generally, one loan per account will be allowed. Under certain, specific circumstances, a maximum of two loans per account may be allowed. VALIC reserves the right to change this limit. We may charge a loan application fee if permitted under state law. Keep in mind that tax laws restrict withdrawals prior to age 59 1/2 and a tax penalty may apply (including on a loan that is not repaid). If you elected IncomeLOCK Plus, see Appendix B for limitations on your ability to take loans.


Transfers: There is no charge to transfer the money in your account among Portfolio Director's investment options. You may transfer your Account Values between Variable Account Options at any time during the Purchase Period, subject to certain rules.

Your Account Value in the Short-Term Fixed Account must remain there for at least 90 days before it can be transferred to other investment options. Up to 20% of your Fixed Account Plus Account Value may be transferred during each Participant Year to other investment options. If you transfer assets from Fixed Account Plus to another investment option, any assets transferred back into Fixed Account Plus within 90 days will receive a different rate of interest, than that paid for new Purchase Payments.

Amounts invested in a Multi-Year Enhanced Option may be transferred to another investment option at the end of an MVA term without application of a market value adjustment.

Once you begin receiving payments from your account (called the Payout Period), you may still transfer funds among Variable Account Options once each Participant Year.

Transfers can be made by calling VALIC's toll-free transfer service at 1-800-448-2542. For more information on account transfers, see "Transfers Between Investment Options."

Income Options: When you are ready to begin taking income, you can choose to receive income payments on a variable basis, fixed basis, or a combination of both. You may also choose from five different income options, including an option for income that you cannot outlive. See "Payout Period."

Death Benefits: Portfolio Director will pay death benefits during either the Purchase Period or the Payout Period. The death benefits are automatically included in your Contract for no additional fee. If death occurs during the Purchase Period, Portfolio Director offers an interest-guaranteed death benefit or the standard death benefit. If death occurs during the Payout Period, your Beneficiary may receive a death benefit depending on the Payout Option selected. Note that the death benefit provisions may vary from state to state. See "Death Benefits."

Inquiries: If you have questions about your Contract, call your financial advisor or contact us at 1-800-448-2542.

 Please read the prospectus carefully for more detailed information regarding these and other features and benefits of the Contract, as well as the risks of investing.

General Information
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About the Contracts

The Contracts were developed to help you save money for your retirement. A group Contract is a Contract that is purchased by an employer for a retirement plan. The employer and the plan documents will determine how contributions may be made to the Contracts. For example, the employer and plan documents may allow contributions to come from different sources, such as payroll deductions or money transfers. The amount, number, and frequency of your Purchase Payments may also be determined by the retirement plan for which your Contract was purchased. Likewise, the employer's plan may have limitations on partial or total withdrawals (surrenders), the start of annuity payments, and the type of annuity payout options you select.

The Contracts offer a combination of fixed and variable investment options that you, as a Participant, may choose to invest in to help you reach your retirement savings goals. You should consider your personal risk tolerances and your retirement plan in choosing your investment options.

The retirement savings process with the Contracts will involve two stages: the accumulation Purchase Period, and the annuity Payout Period. The accumulation period is when you make contributions into the Contracts called "Purchase Payments." The Payout Period begins when you decide to annuitize all or a portion of your Account Value. You can select from a wide array of payout options including both fixed and variable payments. For certain types of retirement plans, such as 403(b) plans, there may be statutory restrictions on withdrawals as disclosed in the plan documents. Refer to your plan document for guidance and any rules or restrictions regarding the accumulation or annuitization periods. For more information, see "Purchase Period" and "Payout Period."

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About VALIC

We were originally organized on December 21, 1955 as The Variable Annuity Life Insurance Company of America Incorporated, located in Washington, D.C. We reorganized in the State of Texas on August 20, 1968, as Variable Annuity Life Insurance Company of Texas. On November 5, 1968, the name was changed to The Variable Annuity Life Insurance Company. Our main business is issuing and offering fixed and variable retirement annuity contracts, like Portfolio Director. Our principal offices are located at 2929 Allen Parkway, Houston, Texas 77019. We have regional offices throughout the United States.

On August 29, 2001, SunAmerica Financial Group, Inc., formerly American General Corporation ("SAFG"), a holding company and VALIC's indirect parent company, was acquired by American International Group, Inc., a Delaware corporation ("AIG"). As a result, VALIC is an indirect, wholly-owned subsidiary of AIG. AIG is a leading international insurance organization serving customers in more than 100 countries and jurisdictions. AIG companies serve commercial, institutional and individual customers through one of the most extensive worldwide property-casualty networks of any insurer. In addition, AIG companies are leading providers of life insurance and retirement services in the United States. AIG common stock is listed on the New York Stock Exchange and the Tokyo Stock Exchange.

More information about AIG may be found in the regulatory filings AIG files from time to time with the SEC at www.sec.gov.

American Home Assurance Company

The information below is applicable to you only if your Contract or Certificate was issued December 29, 2006 or earlier.

Insurance obligations under Contracts issued by the Company are guaranteed by American Home Assurance Company ("American Home"), an affiliate of the Company. Insurance obligations include, without limitation, Contract value invested in any available fixed account option, death benefits and income options. The guarantee does not guarantee Contract value or the investment performance of the Variable Account Options available under the Contracts. The guarantee provides that the Company's Contract owners can enforce the guarantee directly.

American Home provided notice of termination of the General Guarantee Agreement dated March 3, 2003 (the "Guarantee") with respect to Contracts issued by VALIC. The Guarantee terminated on December 29, 2006 at 4:00 p.m. Eastern time ("Point of Termination"). Pursuant to its terms, the Guarantee will not apply to any group or individual Contract or Certificate issued after the Point of Termination. The Guarantee will remain in effect for any Contract or Certificate issued prior to the Point of Termination until all insurance obligations under such Contracts or Certificates are satisfied in full. As described in the prospectus, VALIC will continue to remain obligated under all of its Contracts and Certificates, regardless of issue date, in accordance with the terms of those Contracts and Certificates.

American Home is a stock property-casualty insurance company incorporated under the laws of the State of New York on February 7, 1899. American Home's principal executive office is located at 175 Water Street, New York, New York 10038. American Home is licensed in all 50 states of the United States and the District of Columbia, as well as certain foreign jurisdictions, and engages in a broad range of insurance and reinsurance activities. American Home is an indirect wholly owned subsidiary of American International Group, Inc.

About VALIC Separate Account A

When you direct money to the Contract's Variable Account Options, you will be sending that money through VALIC Separate Account A. You do not invest directly in the Mutual Funds made available in the Contract. VALIC Separate Account A invests in the Mutual Funds on behalf of your account. VALIC acts as self custodian for the Mutual Fund shares owned through the Separate Account. VALIC Separate Account A is made up of what we call "Divisions." Each Division invests in a different Mutual Fund made available through the Contract. For example, Division Ten represents and invests in the VALIC Company I Stock Index Fund. The earnings (or losses) of each Division are credited to (or charged against) the assets of that Division, and do not affect the performance of the other Divisions of VALIC Separate Account A.

VALIC established Separate Account A on July 25, 1979 under Texas insurance law. VALIC Separate Account A is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended, (the "1940 Act"). Units of interest in VALIC Separate Account A are registered as securities under The Securities Act of 1933, as amended (the "1933 Act").

VALIC Separate Account A is administered and accounted for as part of the Company's business operations. However, the income, capital gains or capital losses, whether or not realized, of each Division of VALIC Separate Account A are credited to or charged against the assets held in that Division without regard to the income, capital gains or capital losses of any other Division or arising out of any other business the Company may conduct. In accordance with the terms of the Contract, VALIC Separate Account A may not be charged with the liabilities of any other Company operation. As stated in the Contract, the Texas Insurance Code requires that the assets of VALIC Separate Account A attributable to the Contract be held exclusively for the benefit of the Contract owner, Participants, annuitants, and beneficiaries of the Contracts. The

--------------------------------------------------------------------------------

commitments under the Contracts are VALIC's, and AIG and SAFG have no legal obligation to back these commitments.

Units of Interest

Your investment in a Division of VALIC Separate Account A is represented by units of interest issued by VALIC Separate Account A. On a daily basis, the units of interest issued by VALIC Separate Account A are revalued to reflect that day's performance of the underlying mutual fund minus any applicable fees and charges to VALIC Separate Account A.

Distribution of the Contracts


As of the date of this prospectus, the principal underwriter and distributor for VALIC Separate Account A is AIG Capital Services, Inc. ("ACS" or "Distributor"). ACS, an affiliate of the Company, is located at 21650 Oxnard Street, Suite 750, Woodland Hills, California 91367-4997. For more information about the Distributor, see "Distribution of Variable Annuity Contracts" in the SAI.


The Contracts are sold by licensed insurance agents who are registered representatives of broker-dealers, which are members of the Financial Industry Regulatory Authority, unless such broker-dealers are exempt from the broker-dealer registration requirements of the Securities Exchange Act of 1934, as amended. VALIC receives payments from some Fund companies for exhibitor booths at meetings and to assist with the education and training of VALIC financial advisors.

VALIC sometimes retains and compensates business consultants to assist VALIC in marketing group employee benefit services to employers. VALIC business consultants are not associated persons of VALIC and are not authorized to sell or market securities or insurance products to employers or to group plan participants. The fees paid to such business consultants are part of VALIC's general overhead and are not charged back to employers, group employee benefit plans or plan participants.

VALIC financial advisors who sell the Contracts will be compensated for such sales by commissions ranging up to 5.0% of each first-year Purchase Payment. The financial advisors will receive commissions of up to 0.85% for level Purchase Payments in subsequent years and up to 5.0% on increases in the amount of Purchase Payments in the year of the increase. During the first two years of employment, financial advisors may also receive developmental commissions of up to 4% for each first-year Purchase Payment and for increases in the amount of Purchase Payments.

Independent broker-dealers who sell the Contracts will be compensated for such sales by commissions ranging up to 4.0% of each Purchase Payment and may also receive an annual trail (a reduced commission paid after the initial purchase).

In addition, the Company and the Distributor may enter into marketing and/or sales agreements with certain broker-dealers regarding the promotion and marketing of the Contracts. The sales commissions and any marketing arrangements as described are paid by the Company and are not deducted from Purchase Payments. We anticipate recovering these amounts from the fees and charges collected under the Contract. See also the "Fees and Charges" section in this prospectus.

Administration of the Contracts

VALIC is responsible for the administrative servicing of your contract. Please contact the Annuity Service Center at 1-800-448-2542, if you have any comments, questions or service requests.

Business Disruption and Cyber Security Risks. VALIC relies heavily on interconnected computer systems and digital data to conduct its variable product business activities. Because VALIC's business is highly dependent upon the effective operation of its computer systems and those of its business partners, VALIC's business is vulnerable to disruptions from physical disruptions and utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions) and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service attacks on websites and other operational disruption and unauthorized release of confidential customer information. Such systems failures and cyber-attacks affecting VALIC, the underlying Funds, intermediaries and other affiliated or third-party service providers may adversely affect VALIC and your Contract value. For instance, systems failures and cyber-attacks may interfere with the processing of Contract transactions, including the processing of orders from VALIC's website or with the underlying Funds, impact VALIC's ability to calculate Purchase Unit Values, cause the release and possible destruction of confidential customer or business information, impede order processing, subject VALIC and/or its service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber security risks may also impact the issuers of securities in which the underlying Funds invest, which may cause the Funds underlying your Contract to lose value. There can be no assurance that VALIC or the underlying Funds or VALIC's service providers will avoid losses affecting your contract due to cyber-attacks or information security breaches in the future.

Fixed and Variable Account Options
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The Contracts offer a choice from among several Variable Account Options and three Fixed Account Options. Depending on the selection made by your employer's plan, if applicable, there may be limitations on which and how many investment options Participants may invest in at any one time. All options listed (except where noted) are available, generally, for 401(a), 403(a), 401(k), and 403(b) plans and 457(b) eligible deferred compensation plans, as well as individual retirement annuities.

This prospectus describes a Contract in which units of interest in VALIC's Separate Account A are offered. Portfolio Director will allow you to accumulate retirement dollars in Fixed Account Options and/or Variable Account Options. Variable Account Options are referred to as Divisions (subaccounts) in VALIC Separate Account A. Each Separate Account Division represents our investment in a different mutual fund. This prospectus describes only the variable aspects of Portfolio Director except where the Fixed Account Options are specifically mentioned.

Fixed Account Options

Portfolio Director features up to three guaranteed fixed options that are each part of the general account assets of the Company. These assets are invested in accordance with applicable state regulations to provide fixed-rate earnings and guarantee safety of principal. The guarantees are backed by the claims-paying ability of the Company, and not the Separate Account. A tax-deferred nonqualified annuity may include the guaranteed fixed options. The Fixed Account Options are not subject to regulation under the 1940 Act and are not required to be registered under the 1933 Act. As a result, the SEC has not reviewed data in this prospectus that relates to Fixed Account Options. However, federal securities law does require such data to be accurate and complete.

      Fixed Account Options                Investment Objective
      ---------------------                --------------------
      Fixed Account Plus          This account provides fixed-return
                                  investment growth for the long-term. It
                                  is credited with interest at rates set
                                  by VALIC. The account is guaranteed to
                                  earn at least a minimum rate of
                                  interest as shown in your Contract.
                                  Your money may be credited with a
                                  different rate of interest depending on
                                  the time period in which it is
                                  accumulated. Purchase Payments
                                  allocated to a Fixed Account Plus will
                                  receive a current rate of interest.
                                  There are limitations on transfers out
                                  of this option. If you transfer assets
                                  from Fixed Account Plus to another
                                  investment option, any assets
                                  transferred back into Fixed Account
                                  Plus within 90 days will receive a
                                  different rate of interest, than that
                                  paid for new Purchase Payments.

      Short-Term Fixed Account    This account provides fixed-return
                                  investment growth for the short-term.
                                  It is credited with interest at rates
                                  set by VALIC, which may be lower than
                                  the rates credited to Fixed Account
                                  Plus, above. The account is guaranteed
                                  to earn at least a minimum rate of
                                  interest as shown in your Contract.
                                  Your money may be credited with a
                                  different rate of interest depending on
                                  the time period in which it is
                                  accumulated.

      Multi-Year Enhanced Option  This account is a long-term investment
       ("Multi-Year Option")      option, providing a guaranteed interest
                                  rate for a guaranteed period (three,
                                  five, seven, or ten years) ("MVA
                                  Term"). See your Contract for minimum
                                  investment amounts and other
                                  requirements and restrictions. This
                                  option may not be available in all
                                  employee plans or states. All MVA Terms
                                  may not be available. See your
                                  financial advisor for information on
                                  the MVA Terms that are currently
                                  offered.

Generally, for most series of Portfolio Director, a current interest rate is declared at the beginning of each calendar month, and is applicable to new contributions received during that month. Interest is credited to the account daily and compounded at an annual rate. VALIC guarantees that all contributions received during a calendar month will receive that month's current interest rate for the remainder of the calendar year. Our practice, though not guaranteed, is to continue crediting interest at that same rate for such purchase payments for one additional calendar year. Thereafter, the amounts may be consolidated with contributions made during other periods and will be credited with interest at a rate which the Company declares annually on January 1 and guarantees for the remainder of the calendar year. The interest rates and periods may differ between the series of Portfolio Director. Some series of Portfolio Director may offer a higher interest rate on Fixed Account Plus. This interest crediting policy is subject to change, but any changes made will not reduce the current rate below your contractually guaranteed minimum or reduce monies already credited to the account.

Variable Account Options


The Contracts enable you to participate in Divisions that represent the Variable Account Options shown below. These Divisions comprise all of the Variable Account Options that are made available through VALIC Separate Account
A. According to your retirement program, you may not be able to invest in all of the Variable Account Options described in this prospectus. You may be subject to further limits on how many options you may be invested in at any one time or how many of the options you are invested in may be involved in certain transactions at any one time. We reserve the right to limit the investment options available under your Contract if you elected a Living Benefit, as described in Appendix B below.


Several of the Variable Account Options offered through VALIC's Separate Account A are also available to the general public (retail investors) outside of annuity contracts, life insurance contracts, or certain employer-sponsored retirement plans. These funds are listed in the front of the prospectus as "Public Funds." If your Contract is a tax-deferred nonqualified annuity that is not part of your employer's retirement plan, or if

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your Contract is issued under a deferred compensation plan (other than an eligible governmental 457(b) plan), those Variable Account Options that are invested in Public Funds will not be available within your Contract, due to Code requirements concerning investor control. Therefore, the nonqualified annuities listed above and ineligible deferred compensation 457(f) plans and private sector top-hat plans (generally, an unfunded deferred compensation plan maintained by an employer primarily for the purpose of providing deferred compensation for a select group of management or highly-compensated employees) may invest only in VALIC Company I and II.

The Variable Account Options shown below are grouped by asset class (e.g., domestic large-cap equity, small-cap equity, fixed income, and others). We also identify each Fund's investment adviser and, if applicable, investment sub-adviser. See the separate Fund prospectuses for more detailed information on each Fund's management fees and total expenses, investment objective, strategies and risks, as well as a history of any changes to a Fund's investment adviser or sub-adviser. You should read the prospectuses carefully before investing. Additional copies are available from VALIC at 1-800-448-2542 or online at www.valic.com.

Refer to your employer's retirement program documents for a list of the employer-selected Variable Account Options and any limitations on the number of Variable Account Options you may choose. All Funds may not be available for all plans or individual or group contracts.

Shares of certain of the Mutual Funds are also sold to separate accounts of other insurance companies that may or may not be affiliated with us. This is known as "shared funding." These Mutual Funds may also be sold to separate accounts that act as the underlying investments for both variable annuity contracts and variable life insurance policies. This is known as "mixed funding." There are certain risks associated with mixed and shared funding, such as potential conflicts of interest due to differences in tax treatment and other considerations, including the interests of different pools of investors. These risks may be discussed in each Mutual Fund's prospectus.

Investors seeking to achieve long term retirement security generally are encouraged to give careful consideration to the benefits of a well balanced and diversified investment portfolio. As just one example, investing one's total retirement savings in a limited number of investment options may cause that individual's retirement savings to not be adequately diversified. Spreading those assets among different types of investments can help an investor achieve a favorable rate of return in changing market or economic conditions that may cause one category of assets or particular security to perform very well while causing another category of assets or security to perform poorly. Of course, diversification is not a guarantee of gains or against losses. However, it can be an effective strategy to help manage investment risk. The United States Department of Labor provides information about the importance of diversification online at www.dol.gov/ebsa/investing.html.

SunAmerica Asset Management, LLC ("SunAmerica") is affiliated with the adviser, VALIC, due to common ownership.

Variable Account Options    Adviser/Sub-Adviser     Variable Account Options      Adviser/Sub-Adviser
------------------------    -------------------     ------------------------      -------------------

Domestic Large-Cap Equity Asset Class

 American Beacon Holland  Adviser: American Beacon   Large Cap Core Fund      Adviser: VALIC
   Large Cap Growth Fund   Advisors, Inc.                                     Sub-Adviser: Columbia
                          Sub-Adviser: Holland                                 Management Investment
                           Capital Management LLC                              Advisors, LLC ("Columbia
                                                                               Management")

 Blue Chip Growth Fund    Adviser: VALIC             Large Capital Growth     Adviser: VALIC
                          Sub-Adviser: T. Rowe         Fund                   Sub-Adviser: Massachusetts
                           Price Associates, Inc.                              Financial Services Company
                           ("T. Rowe Price")                                   ("MFS")

 Broad Cap Value Income   Adviser: VALIC             Large Cap Value Fund     Adviser: VALIC
   Fund                   Sub-Adviser: Barrow,                                Sub-Advisers: Boston Company
                           Hanley, Mewhinney &                                 and Janus Capital
                           Strauss, LLC ("Barrow                               Management LLC ("Janus")
                           Hanley")                                           Sub-Sub-Adviser: Perkins
                                                                               Investment Management LLC,
                                                                               an affiliate of Janus

 Capital Appreciation     Adviser: VALIC             Nasdaq-100(R) Index Fund Adviser: VALIC
   Fund                   Sub-Adviser: The Boston                             Sub-Adviser: SunAmerica
                           Company Asset
                           Management, LLC
                           ("Boston Company")

 Core Equity Fund         Adviser: VALIC             Socially Responsible     Adviser: VALIC
                          Sub-Adviser: BlackRock       Fund                   Sub-Adviser: SunAmerica
                           Investment Management,    Stock Index Fund         Adviser: VALIC
                           LLC ("BlackRock")                                  Sub-Adviser: SunAmerica

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Variable Account Options    Adviser/Sub-Adviser     Variable Account Options        Adviser/Sub-Adviser
------------------------    -------------------     ------------------------        -------------------

 Dividend Value Fund      Adviser: VALIC             Value Fund               Adviser: VALIC
                          Sub-Advisers: BlackRock                             Sub-Adviser: Wellington
                           and SunAmerica                                      Management Company LLP
                                                                               ("Wellington Management")

 Growth & Income Fund     Adviser: VALIC             Vanguard Windsor II Fund Advisers: Barrow Hanley;
 Growth Fund              Sub-Adviser: J.P. Morgan                             Hotchkis and Wiley Capital
                          Investment Management                                Management, LLC; Lazard
                          Inc. ("JPMIM")                                       Asset Management LLC;
                          Adviser: VALIC                                       Sanders Capital, LLC; and The
                          Sub-Adviser: American                                Vanguard Group, Inc.
                           Century Investment                                  ("Vanguard")
                           Management, Inc.
                           ("American Century")

Domestic Mid-Cap Equity Asset Class

 Ariel Appreciation Fund  Adviser: Ariel             Mid Cap Strategic        Adviser: VALIC
                          Investments, LLC             Growth Fund            Sub-Advisers: Janus and Allianz
                                                                               Global Investors U.S., LLC
 Mid Cap Growth Fund      Adviser: VALIC                                       ("Allianz")
                          Sub-Adviser: Wells
                           Capital Management
                           Incorporated ("Wells
                           Capital")

 Mid Cap Index Fund       Adviser: VALIC             Mid Cap Value Fund       Adviser: VALIC
                          Sub-Adviser: SunAmerica                             Sub-Advisers: Boston Partners
                                                                               Global Investors, Inc. d/b/a
                                                                               Boston Partners and
                                                                               Wellington Management

Domestic Small-Cap Equity Asset Class

 Ariel Fund               Adviser: Ariel             Small Cap Special        Adviser: VALIC
                          Investments, LLC             Values Fund            Sub-Advisers: Wells Capital

 Small Cap Aggressive     Adviser: VALIC
   Growth Fund            Sub-Adviser: Victory
                           Capital Management Inc.

 Small Cap Fund           Adviser: VALIC             Small-Mid Growth Fund    Adviser: VALIC
                          Sub-Advisers: JPMIM, T.                             Sub-Adviser: Goldman Sachs
                           Rowe Price and                                      Capital Management, LP
                           Bridgeway Capital                                   ("Goldman Sachs")
                           Management, LLC

 Small Cap Growth Fund    Adviser: VALIC             Small Cap Value Fund     Adviser: VALIC
                          Sub-Adviser: JPMIM                                  Sub-Advisers: JPMIM

 Small Cap Index Fund     Adviser: VALIC
                          Sub-Adviser: SunAmerica

Global Equity Asset Class (International And Domestic)

 Global Social Awareness  Adviser: VALIC             Global Strategy Fund     Adviser: VALIC
   Fund                   Sub-Adviser: SunAmerica                             Sub-Advisers: Franklin Advisers,
                                                                               Inc. and Templeton Investment
                                                                               Counsel, LLC

International Equity Asset Class

 Emerging Economies Fund  Adviser: VALIC             International Growth     Adviser: VALIC
 Foreign Value Fund       Sub-Adviser: JPMIM           Fund                   Sub-Advisers: American Century,
                          Adviser: VALIC                                       Invesco Advisers, Inc.
                          Sub-Adviser: Templeton                               ("Invesco") and MFS
                           Global Advisors Limited

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Variable Account Options    Adviser/Sub-Adviser     Variable Account Options        Adviser/Sub-Adviser
------------------------    -------------------     ------------------------        -------------------

 International Equities   Adviser: VALIC             International            Adviser: VALIC
   Index Fund             Sub-Adviser: SunAmerica      Opportunities Fund     Sub-Advisers: MFS and Delaware
                                                                               Investment Fund Advisers

Specialty Asset Class

 Global Real Estate Fund  Adviser: VALIC             Invesco Balanced-Risk    Adviser: Invesco
                          Sub-Advisers: Invesco        Commodity Strategy
                           and Goldman Sachs           Fund
                          Sub-Sub-Adviser: Invesco
                           Asset Management
                           Limited, an affiliate
                           of Invesco
 Health Sciences Fund     Adviser: VALIC             Science & Technology     Adviser: VALIC
                          Sub-Adviser: T. Rowe         Fund                   Sub-Advisers: T. Rowe Price,
                          Price                                                Allianz and Wellington
                                                                               Management

Hybrid Asset Class (Equity and Fixed Income)

 Aggressive Growth        Adviser: VALIC             T. Rowe Price            Adviser: T. Rowe Price
   Lifestyle Fund         Sub-Adviser: PineBridge      Retirement 2035 Fund
                          Investments LLC
                          ("PineBridge")
 Asset Allocation Fund    Adviser: VALIC             T. Rowe Price            Adviser: T. Rowe Price
                          Sub-Adviser: PineBridge      Retirement 2040 Fund
 Conservative Growth      Adviser: VALIC             T. Rowe Price            Adviser: T. Rowe Price
   Lifestyle Fund         Sub-Adviser: PineBridge      Retirement 2045 Fund
 Dynamic Allocation Fund  Adviser: VALIC             T. Rowe Price            Adviser: T. Rowe Price
                          Sub-Advisers:                Retirement 2050 Fund
                          AllianceBernstein L.P.
                          and SunAmerica
 Moderate Growth          Adviser: VALIC             T. Rowe Price            Adviser: T. Rowe Price
   Lifestyle Fund         Sub-Adviser: PineBridge      Retirement 2055 Fund
                                                     T. Rowe Price            Adviser: T. Rowe Price
                                                       Retirement 2060 Fund
 T. Rowe Price            Adviser: T. Rowe Price     Vanguard LifeStrategy    The LifeStrategy Funds do not
   Retirement 2015 Fund                                Conservative Growth    employ an investment advisor,
                                                       Fund                   but benefit from the investment
                                                                              advisory services provided to
 T. Rowe Price            Adviser: T. Rowe Price     Vanguard LifeStrategy    the underlying funds in which
   Retirement 2020 Fund                                Growth Fund            they invest. The investment
                                                                              advisor to the underlying funds
 T. Rowe Price            Adviser: T. Rowe Price     Vanguard LifeStrategy    is Vanguard.
   Retirement 2025 Fund                                Moderate Growth Fund

 T. Rowe Price            Adviser: T. Rowe Price     Vanguard Wellington Fund Adviser: Wellington Management
   Retirement 2030 Fund

Fixed Income Asset Class

 Capital Conservation     Adviser: VALIC             Government Money Market  Adviser: VALIC
   Fund                   Sub-Adviser: PineBridge      II Fund*               Sub-Adviser: SunAmerica

 Core Bond Fund           Adviser: VALIC             Government Securities    Adviser: VALIC
                          Sub-Adviser: PineBridge      Fund                   Sub-Adviser: JPMIM

 Government Money Market  Adviser: VALIC             Strategic Bond Fund      Adviser: VALIC
   I Fund*                Sub-Adviser: SunAmerica                             Sub-Adviser: PineBridge

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Variable Account Options    Adviser/Sub-Adviser     Variable Account Options    Adviser/Sub-Adviser
------------------------    -------------------     ------------------------    -------------------

 High Yield Bond Fund     Adviser: VALIC             Vanguard Long-Term       Advisers: Wellington
                          Sub-Adviser: Wellington      Investment-Grade Fund  Management and Vanguard
                           Management

 Inflation Protected Fund Adviser: VALIC             Vanguard Long-Term       Adviser: Vanguard
                          Sub-Adviser: PineBridge      Treasury Fund

 International            Adviser: VALIC
   Government Bond Fund   Sub-Adviser: PineBridge

--------

* Effective September 28, 2016, the VALIC Company I Money Market I Fund and the VALIC Company II Money Market II Fund changed their names to the Government Money Market I Fund and the Government Money Market II Fund, respectively.


The Dynamic Allocation Fund has an investment strategy that may serve to reduce the risk of investment losses that could require the Company to use its own assets to make payments in connection with certain guarantees under the Contract. In addition, the Dynamic Allocation Fund may enable the Company to more efficiently manage its financial risks associated with guarantees like living and death benefits, due in part to a formula developed by affiliated insurance companies and provided to the Sub-advisers. The formula used by the Sub-advisers is described in the Fund's prospectus and may change over time based on proposals by the Company. Any changes to the formula proposed by the Company will be implemented only if they are approved by the Fund's investment adviser and the Fund's Board of Directors, including a majority of the Independent Directors. See the VALIC Company I prospectus and Statement of Additional Information for details.

A detailed description of the fees and investment objective, strategies, and risks of each Mutual Fund can be found in the current prospectus for each Fund mentioned. These prospectuses are available online at www.valic.com.

Purchase Period
--------------------------------------------------------------------------------

The Purchase Period begins when your first Purchase Payment is made and continues until you begin your Payout Period. This period may also be called the accumulation period, as you save for retirement. Changes in the value of each Fixed and Variable Account Option are reflected in your overall Account Value. Thus, your investment choices and their performance will affect the total Account Value that will be available for the Payout Period. The amount, number, and frequency of your Purchase Payments may be determined by the retirement plan for which your Contract was purchased. The Purchase Period will end upon death, upon surrender, or when you complete the process to begin the Payout Period.

Account Establishment

You may establish an account through a financial advisor. Initial Purchase Payments must be received by VALIC either with, or after, a completed application. If part of an employer-sponsored retirement plan, your employer is responsible for remitting Purchase Payments to us. The employer is responsible for furnishing instructions to us (a premium flow report) as to the amount being applied to your account (see below). Purchase Payments can also be made by you for IRAs and certain nonqualified Contracts ("individual contracts").

The maximum single payment that may be applied to any account without prior Home Office approval is $1,000,000. Minimum initial and subsequent Purchase Payments are as follows:

                                        Initial Subsequent
                      Contract Type     Payment  Payment
                      -------------     ------- ----------
                      Periodic Payment. $   30     $ 30
                      Single Payment... $1,000      -0-

Periodic Payment minimums apply to each Periodic Payment made. The Single Payment minimum applies to each of your accounts.

When an initial Purchase Payment is accompanied by an application, we will promptly:

  . Accept the application and establish your account. We will also apply your Purchase Payment by crediting the amount, effective the date we accept your application, to the Fixed or Variable Account Option(s) selected; or

  . Request additional information to correct or complete the application. In the case of an individual variable annuity Contract, we will return the Purchase Payments within 5 Business Days if the requested information is not provided, unless you otherwise so specify. Once you provide us with the requested information, we will establish your account and apply your Purchase Payment, effective the date we accept your application, by crediting the amount to the Fixed or Variable Account Option(s) selected; or

  .   Reject the application and return the Purchase Payment.

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If we receive Purchase Payments from your employer before we receive your completed application or enrollment form, we will not be able to establish a permanent account for you. If this occurs, we will take one of the following actions:

Return Purchase Payments. If we do not have your name, address or Social Security Number ("SSN"), we will return the Purchase Payment to your employer unless this information is immediately provided to us; or

Employer-Directed Account. At the direction of your employer, provided on a form acceptable to VALIC and accompanied by certain necessary information (such as name, address, and SSN), we may establish an account for you. In that case we will deposit your Purchase Payment in an "Employer-Directed" account invested in a Money Market Division, or other investment options chosen by your employer, and provide a Contract or certificate. If you want a financial advisor to assist you in allocating these amounts, you will first need to provide certain personal and financial information that may be required by the advisor in order to provide such assistance; or

Starter Account. If we have your name, address and SSN, but we do not have an agreement with your employer for employer directed accounts, we will deposit your Purchase Payment in a "starter" account invested in the Money Market Division option available for your plan or other investment options chosen by your employer. We will send you a follow-up letter requesting the information necessary to complete the application, including your allocation instructions. You may not transfer these amounts until VALIC has received a completed application or enrollment form.

If mandated under applicable law, we may be required to reject a Purchase Payment. We may also be required to block a Contract Owner's account and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans or death benefits, until instructions are received from the appropriate regulatory authority.

When Your Account Will Be Credited

Depending on your retirement plan, Purchase Payments may be made by your employer for your account or by you for an IRA or certain nonqualified Contracts. It is the employer's or the individual's responsibility to ensure that the Purchase Payment can be promptly posted to the appropriate account(s).

A Purchase Payment must be "in good order" before it can be posted to your account. "In good order" means that all required information and/or documentation has been supplied and that the funds (check, wire, or ACH) clearly identify the individual SSN or Group Number to which they are to be applied. To ensure efficient posting for Employer-Directed accounts, Purchase Payment information must include complete instructions, including the group name and number, each employee's name and SSN, contribution amounts (balanced to the penny for the total purchase) and the source of the funds (for example, employee voluntary, employer mandatory, employer match, transfer, rollover or a contribution for a particular tax year). Purchase Payments for individual accounts must include the name, SSN, and the source of the funds (for example, transfer, rollover, or a contribution for a particular tax year).

If the Purchase Payment is in good order as described and is received by our bank by Market Close, the appropriate account(s) will be credited the Business Day of receipt. Purchase Payments in good order received after Market Close will be credited the next Business Day.

Note that if the Purchase Payment is not in good order, the employer or individual will be notified promptly. No amounts will be posted to any accounts until all issues with the Purchase Payment have been resolved. If a Purchase Payment is not received in good order, the purchase amounts will be posted effective the Business Day all required information is received.

Purchase Units

A Purchase Unit is a unit of interest owned by you in your Variable Account Option. Purchase Unit values are calculated each Business Day following Market Close. Purchase Units may be shown as "Number of Shares" and the Purchase Unit values may be shown as "Share Price" on some account statements. See "Purchase Unit Value" in the SAI for more information and an illustration of the calculation of the unit value.

Calculation of Value for Fixed Account Options

The Fixed Account Plus and the Short-Term Fixed Accounts are part of the Company's general assets. The Multi-Year Option may be invested in either the general assets of the Company or in a separate account of the Company, depending upon state requirements. You may allocate all or a portion of your Purchase Payment to the Fixed Account Options listed in the "Fixed and Variable Accounts Options" section in this prospectus. Purchase Payments you allocate to these Fixed Account Options are guaranteed to earn at least a minimum rate of interest. Interest is paid on each of the Fixed Account Options at declared rates, which may be different for each option. With the exception of a market value adjustment, which generally will be applied to withdrawals or transfers from a Multi-Year Option prior to the end of an MVA term, we bear the entire investment risk for the Fixed Account Options. All Purchase Payments and interest earned on such amounts in your Fixed Account Option will be paid regardless of the investment results experienced by the Company's general assets. The minimum amount to establish each new Multi-Year Option guarantee period (MVA Band), as described in the Contract, may be changed from time to time by the Company.

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The value of your Fixed Account Option is calculated on a given Business Day as shown below:

             Value of Your Fixed Account Options*
         =   (equals)
             All Purchase Payments made to the Fixed Account Options
         +   (plus)
             Amounts transferred from Variable Account Options to the Fixed Account Options
         +   (plus)
             All interest earned
         -   (minus)
             Amounts transferred or withdrawn from Fixed Account
             Options (including applicable fees and charges)

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* This value may be subject to a market value adjustment under the Multi-Year Option.

Calculation of Value for Variable Account Options

You may allocate all or a portion of your Purchase Payments to the Variable Account Options listed in this prospectus as permitted by your retirement program. An overview of each of the Variable Account Options may be found in the "Fixed and Variable Account Options" section in this prospectus and in each Mutual Fund's prospectus. The Purchase Unit value of each Variable Account Option will change daily depending upon the investment performance of the underlying Mutual Fund (which may be positive or negative) and the deduction of the Separate Account Charges. See "Fees and Charges." Your account will be credited with the applicable number of Purchase Units. If the Purchase Payment is in good order as described and is received by our bank by Market Close, the appropriate account(s) will be credited the Business Day of receipt and will receive that Business Day's Purchase Unit value. Purchase Payments in good order received by our bank after Market Close will be credited the next Business Day and will receive the next Business Day's Purchase Unit value. Because Purchase Unit values for each Variable Account Option change each Business Day, the number of Purchase Units your account will be credited with for subsequent Purchase Payments will vary. Each Variable Account Option bears its own investment risk. Therefore, the value of your account may be worth more or less at retirement or withdrawal.


During periods of low short-term interest rates, and in part due to Contract fees and expenses, the yield of the Government Money Market I or II Fund may become extremely low and possibly negative. If the daily dividends paid by the underlying mutual fund are less than the daily portion of the Separate Account Charges, the Purchase Unit value will decrease. In the case of negative yields, your investment in the Variable Account Option, which invests in the Government Money Market I or II Fund, will lose value.


Premium Enhancement Credit

From time to time, VALIC may offer a 2% premium enhancement credit ("Premium Enhancement") to a Participant meeting certain criteria as described below. The Premium Enhancement will be added to the Account Value as earnings, allocated to the Fixed and Variable Account Options in the same manner as the Participant's Eligible Deposits to the account.

Eligibility Criteria

Participants. An "Eligible Participant" is any Participant establishing a new Portfolio Director account in the nonqualified or IRA markets that is subject to a full Contract surrender charge.

Rollover Deposits. A Premium Enhancement of 2% will be paid following the receipt and crediting of an initial Purchase Payment of $50,000 or more that is rolled over or transferred directly to VALIC from a non-VALIC retirement contract or program ("Eligible Deposit") on or after the endorsement effective date. We will total all such Eligible Deposits that we receive within a 90-day period from the date of the initial Purchase Payment in order to meet the $50,000 minimum requirement. An Eligible Deposit does not include a Purchase Payment made after 90 days from the initial Purchase Payment; a periodic Purchase Payment made to the Contract under a salary reduction arrangement; a Purchase Payment attributable to employer contributions; or a transfer or exchange from any other VALIC product. Eligibility for the Premium Enhancement will immediately end if an Eligible Participant takes a withdrawal from the Contract any time after we credit a Premium Enhancement to the Account Value. Participants may not transfer amounts in and out of a Contract to receive multiple bonuses on the same monies.

Contracts. This program is available only to Portfolio Director accounts in the nonqualified and IRA markets at this time. This does not include the Portfolio Director Freedom Plus IRA Contract.

Important Information Applicable to the Premium Enhancement Credit

The Premium Enhancement will not be counted as premium for contribution limits and is not considered to be an "Eligible Purchase Payment" for the Living Benefits; however, any earnings on the Premium Enhancement will be included as a part of the Anniversary Value. The Premium Enhancement will be immediately available for withdrawal, annuitization or payment of a death benefit; thus, the participant will be vested in the amount of the Premium Enhancement. The Premium Enhancement and any gains or losses attributable to it will be treated as "earnings" for all purposes under the Contract. As such, the Premium Enhancement will be subject to all of the

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rights and limitations that would otherwise apply under the Contract to earnings, gains or other credits. We may offer this Premium Enhancement program for certain periods each year. We reserve the right to modify, suspend or terminate the Premium Enhancement for Contracts that have not yet been issued. Additionally, we reserve the right to withhold payment of the Premium Enhancement until the expiration of the Contract's free look period. The Premium Enhancement may not be available in all states or through the broker-dealer with which your financial advisor is affiliated. Check with your financial advisor for availability and any other restrictions.

Stopping Purchase Payments

You may stop Purchase Payments at any time. You may resume Purchase Payments thereafter during the Purchase Period. The value of the Purchase Units will continue to vary, and your Account Value will continue to be subject to charges. The Account Value will be considered surrendered when you begin the Payout Period. You may not make Purchase Payments during the Payout Period.

If both your Account Value and Purchase Payments (less any withdrawals) fall below $300, and you do not make any Purchase Payments for at least a two year period, we may close the account and pay the Account Value to the Participant. We will not assess a surrender charge in this instance. Any such account closure will be subject to applicable distribution restrictions under the Contract and/or under your employer's plan.

Transfers Between Investment Options
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You may transfer all or part of your Account Value between the various Fixed and Variable Account Options in Portfolio Director without a charge. Transfers may be made during the Purchase Period or during the Payout Period, subject to certain restrictions. We reserve the right to limit the number, frequency (minimum period of time between transfers) or dollar amount of transfers you can make and to restrict the method and manner of providing or communicating transfers or reallocation instructions. You will be notified of any changes to this policy through newsletters or information posted online at www.valic.com.

During the Purchase Period -- Policy Against Market Timing and Frequent
Transfers

VALIC has a policy to discourage excessive trading and market timing. Our investment options are not designed to accommodate short-term trading or "market timing" organizations, or individuals engaged in certain trading strategies, such as programmed transfers, frequent transfers, or transfers that are large in relation to the total assets of a mutual fund. These trading strategies may be disruptive to mutual funds by diluting the value of the fund shares, negatively affecting investment strategies and increasing portfolio turnover. Excessive trading also raises fund expenses, such as recordkeeping and transaction costs, and harms fund performance. Further, excessive trading of any amount, including amounts less than $5,000, harms fund investors, as the excessive trader takes security profits intended for the entire fund, in effect forcing securities to be sold to meet redemption needs. The premature selling and disrupted investment strategy causes the fund's performance to suffer, and exerts downward pressure on the fund's price per share.

Accordingly, VALIC implemented certain policies and procedures intended to hinder short-term trading. If you sell Purchase Units in a Variable Account Option valued at $5,000 or more, whether through an exchange, transfer, or any other redemption, you will not be able to make a purchase of $5,000 or more in that same Variable Account Option for 30 calendar days.

This policy applies only to investor-initiated trades of $5,000 or more, and does not apply to the following:

  .   Plan-level or employer-initiated transactions;

  .   Purchase transactions involving transfers of assets or rollovers;

  . Retirement plan contributions, loans, and distributions (including hardship withdrawals);

  .   Roth IRA conversions or IRA recharacterizations;

  .   Systematic purchases or redemptions; or

  .   Trades of less than $5,000.

Transfers resulting from your participation in the GPS Portfolio Manager Program or GPA Program administered by VALIC Financial Advisors, Inc. will not count against these transfer limitations.

As described in a Fund's prospectus and statement of additional information, in addition to the above, fund purchases, transfers and other redemptions may be subject to other investor trading policies, including redemption fees, if applicable. Certain Funds may set limits on transfers in and out of a Fund within a set time period in addition to or in lieu of the policy above. Also, an employer's benefit plan may limit an investor's rights to transfer.

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We intend to enforce these investor trading policies uniformly. We make no assurances, however, that all the risks associated with frequent trading will be completely eliminated by these policies and/or restrictions. If we are unable to detect or prevent market timing activity, the effect of such activity may result in additional transaction costs for the investment options and dilution of long-term performance returns. Thus, your account value may be lower due to the effect of the extra costs and resultant lower performance. We reserve the right to modify these policies at any time.

The Fixed Account Options are subject to additional restrictions:

Fixed Account Option            Value         Frequency                            Other Restrictions
--------------------            -----         ---------                            ------------------
Fixed Account Plus:        Up to 20% per     At any time  If you transfer assets from Fixed Account Plus to another investment
                           Participant Year               option, any assets transferred back into Fixed Account Plus within 90 days may receive a different rate of interest than your new Purchase
                                                          Payments.(1)

                           100%              At any time  If Account Value is less than or equal to $500.

Short-Term Fixed Account:  Up to 100%        At any time  After a transfer into the Short-Term Fixed Account, you may not make a transfer from the Short-Term Fixed Account for 90 days.(2)

Multi-Year Option(3):      Up to 100%        At any time  Withdrawals or Transfers subject to market value adjustment if prior to the end of an MVA term. Each MVA Band will require a minimum transfer amount, as described in the Contract.(4)

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(1) Your employer may further limit or expand the restrictions. We may charge for those modified restrictions if specified in your employer's retirement plan.
(2) VALIC may change this holding period at any time in the future, but it will never be more than 180 days.
(3) The Multi-Year Option may not be available unless it has been selected as an option for your employer's retirement plan.
(4) The minimum transfer amount may be changed from time to time by the Company.

Contracts issued in connection with certain plans or programs may have different transfer restrictions due to the higher interest rates offered on Fixed Account Plus. From time to time we may waive the 20% transfer restriction on Fixed Account Plus for transfers to the Multi-Year Option or to other investment options.

Communicating Transfer or Reallocation Instructions

Transfer instructions may be given by telephone, through the internet (VALIC Online), using the self-service automated phone system (VALIC by Phone), or in writing. We encourage you to make transfers or reallocations using VALIC Online or VALIC by Phone for most efficient processing. We will send a confirmation of transactions to the Participant within five days from the date of the transaction. It is your responsibility to verify the information shown and notify us of any errors within 30 calendar days of the transaction.

Generally, no one may give us telephone instructions on your behalf without your written or recorded verbal consent. Financial advisors or authorized broker-dealer employees who have received client permission to perform a client-directed transfer of value via the telephone or internet will follow prescribed verification procedures.

When receiving instructions over the telephone or online, we follow appropriate procedures to provide reasonable assurance that the transactions executed are genuine. Thus, we are not responsible for any claim, loss or expense from any error resulting from instructions received over the telephone or online. If we fail to follow our procedures, we may be liable for any losses due to unauthorized or fraudulent instructions. We reserve the right to modify, suspend, waive or terminate these transfer provisions at any time.

Effective Date of Transfer

The effective date of a transfer will be:

  . The date of receipt, if received in our Home Office before Market Close; otherwise,

  .   The next date values are calculated.

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Transfers During the Payout Period

During the Payout Period, transfer instructions must be given in writing and mailed to our Home Office. Transfers may be made between the Contract's investment options subject to the following limitations:

Payout Option                                        % of Account Value                     Frequency
-------------                                        ------------------                     ---------
Variable Payout:                                         Up to 100%                    Once every 365 days
Combination Fixed and Variable Payout:  Up to 100% of money in variable option payout  Once every 365 days
Fixed Payout:                                           Not permitted                          N/A

Fees and Charges
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By investing in Portfolio Director, you may be subject to these fees and charges:

  .   Account Maintenance Charge

  .   Surrender Charge

  .   Premium Tax Charge

  .   Separate Account Charges

  .   Market Value Adjustment



  .   Other Charges

These fees and charges are applied to the Fixed and Variable Account Options in proportion to the Account Value as explained below. Unless we state otherwise, we may profit from these fees and charges. For additional information about these fees and charges, see the "Fee Tables." In addition, certain charges may apply to the Multi-Year Option, which are discussed at the end of this section. More detail regarding Mutual Fund fees and expenses may be found in the prospectus for each Mutual Fund, available at www.valic.com.

Account Maintenance Charge

During the Purchase Period an account maintenance charge of $3.75 will be deducted on the last Business Day of each calendar quarter if any of your money is invested in the Variable Account Options. We will sell Purchase Units from your account to pay the account maintenance charge. If all your money in the Variable Account Options is withdrawn, or transferred to a Fixed Account Option, the charge will be deducted at that time. The charge will be assessed equally among the Variable Account Options that make up your Account Value. We do not charge an account maintenance charge during the Payout Period.

The account maintenance charge is to reimburse the Company for our administrative expenses. This includes the expense for establishing and maintaining the record keeping for the Variable Account Options. Certain Contracts may not be subject to this charge, as described below.

Surrender Charge


When you withdraw money from your account, you may be subject to a surrender charge that will be deducted from the amount withdrawn. If you request a partial surrender of your Account Value, a surrender charge would apply to any amount that exceeds the 10% free withdrawal allowed for any Participant Year. See below for exceptions to this charge. It is assumed that any new Purchase Payments are withdrawn before older ones; thus, the last dollar in is the first dollar out. See below for exceptions to this procedure. For information about your right to surrender, see "Surrender of Account Value" in this prospectus.


Amounts exchanged from other contracts issued by the Company may or may not be subject to a surrender charge. After the exchange, it is assumed that any new Purchase Payments are withdrawn before the exchanged amount. For more information, see "Exchange Privilege" in the SAI.

Amount of Surrender Charge

A surrender charge will be the lessor of:

  . Five percent (5%) of the amount of all Purchase Payments received during the past 60 months; or

  .   Five percent (5%) of the amount withdrawn.

10% Free Withdrawal

In any Participant Year, up to 10% of the Account Value may be withdrawn without a surrender charge. The surrender charge will apply to any amount withdrawn that exceeds this 10% limit. The percentage withdrawn will be determined by dividing the amount withdrawn by the Account Value just prior to the withdrawal. If more than one withdrawal is made during a Participant Year, each percentage will be added to determine at what point the 10% limit has been reached.

These 10% withdrawals without charge do not reduce Purchase Payments for the purpose of computing the surrender charge. If a surrender charge is applied to all or part of a Purchase Payment, no surrender charge will be applied to such Purchase Payment (or portion thereof) again. There may be a 10%

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premature distribution tax penalty for taking a withdrawal prior to age 59 1/2. See "Federal Tax Matters" for more information.

Exceptions to Surrender Charge

No surrender charge will be applied:

  .   To money applied to provide a Payout Option;

  .   To death benefits;

  . If no Purchase Payments have been received during the 60 months prior to the date of surrender;

  .   If your account has been in effect for 15 years or longer;

  . If your account has been in effect for 5 years or longer, and you have attained age 59 1/2;

  .   To "No Charge Systematic Withdrawals";

  . Under certain contracts, to withdrawals under the No Charge Minimum Distribution provisions;

  . If, after the original Contract issue date, you have become totally and permanently disabled, defined as follows: you are unable, due to mental or physical impairment, to perform the material and substantial duties of any occupation for which you are suited by means of education, training or experience; the impairment must have been in existence for more than 180 days; the impairment must be expected to result in death or be long-standing and indefinite and proof of disability must be evidenced by a certified copy of a Social Security Administration determination or a doctor's verification; or

  . If you are at least 55 years old, are no longer employed by the employer that established the plan, and your account under the plan was established at least 5 years prior to the date of surrender.


  . For Contracts issued to individuals in the State of Oregon, no surrender charge will be applied to withdrawals if your account has been in effect for 10 years or longer. In addition, we will treat funds withdrawn from such Contract, when such funds are subject to surrender charges, as attributable to Purchase Payments withdrawn on a first-in-first out basis. This procedure applies to Contracts issued on and after July 1, 2017. The amount of the surrender charge for such Contracts will be the lessor of: five percent (5%) of the amount withdrawn which is attributable to Purchase Payments received during the most recent 60 months; or five percent (5%) of the total amount withdrawn.


We may waive any otherwise applicable surrender charge if you reinvest the surrender proceeds in another VALIC product. You will, however, be subject to a surrender charge, if any, in the newly acquired product under the same terms and conditions as the original product. For purposes of calculating any surrender charge due, you will be considered to have acquired the new product as of the date you acquired the original product.

Premium Tax Charge

Premium taxes are imposed by some states, cities, and towns. The rate will range from 0% to 3.5%, depending on whether the Contract is qualified or nonqualified. Such tax will be deducted from the Account Value when annuity payments are to begin. We will not profit from this charge.

Separate Account Charges


The Separate Account Charges for each Variable Account Option are shown in the Fee Tables of this prospectus. The charges range from 0.65% to 1.15% depending on the Variable Account Option selected. The charge is deducted daily from the net assets. This charge is guaranteed and cannot be increased by the Company. These charges are to compensate the Company for assuming certain risks under Portfolio Director. The Company assumes the obligation to provide payments during the Payout Period for your lifetime, no matter how long that might be. In addition, the Company assumes the obligation, during the Purchase Period, to pay an interest guaranteed death benefit. The Separate Account charges also may cover the costs of issuing and administering Portfolio Director and administering and marketing the Variable Account Options, including but not limited to enrollment, participant communication and education. Separate Account Charges are applied to Variable Account Options during both the Purchase Period and Payout Period.


The Separate Account Charges may be reduced if issued to certain types of plans that are expected to result in lower costs to VALIC, as discussed below.

Reduction or Waiver of Account Maintenance, Surrender, or Separate Account
Charges

We may, as described below, determine that the account maintenance charge, surrender charges, or Separate Account charges for Portfolio Director may be reduced or waived. We may reduce or waive these charges if we determine that your retirement program will allow us to reduce or eliminate administrative or sales expenses that we usually incur for retirement programs. There are a number of factors we will review in determining whether your retirement program will

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allow us to reduce or eliminate these administrative or sales expenses:

  . The type of retirement program. Certain types of retirement programs, because of their stability, can result in lower administrative costs.

  . The nature of your retirement program. Certain types of retirement programs, due to the types of employees who participate, experience fewer account surrenders, thus reducing administrative costs.

  . Other factors of which we are not presently aware that could reduce administrative costs.

We review the following additional factors to determine whether we can reduce or waive account maintenance charges:

  . The frequency of Purchase Payments for your retirement program. Purchase Payments received no more than once a year can reduce administrative costs.

  . The administrative tasks performed by your employer for your retirement program.

The employer sponsoring your retirement program can, through its method of remitting Purchase Payments, reduce administrative costs.

We review the following additional factors to determine whether we can reduce surrender charges:

  . The size of your retirement program. A retirement program that involves a larger group of employees may allow us to reduce sales expenses.

  . The total amount of Purchase Payments to be received for your retirement program. Larger Purchase Payments can reduce sales expenses.

  . The use of mass enrollment or related administrative tasks performed by your employer for your retirement program.

We review the following additional factors to determine whether we can reduce the Separate Account charges:

  .   The frequency of Purchase Payments for your retirement program.

  .   The size of your retirement program.

  .   The amount of your retirement program's periodic Purchase Payment.

  .   The method of remitting periodic Purchase Payments.

In no event will the reduction or waiver of fees and charges be permitted where the reduction or waiver will unfairly discriminate against any person.

Additionally, under certain circumstances, and at VALIC's sole discretion, VALIC may issue a Contract credit for amounts transferred on behalf of a group contract from another plan or provider, pursuant to the terms of the Contract.

Separate Account Expense Reimbursements or Credits

Some of the Mutual Funds or their affiliates have an agreement with the Company to pay the Company for administrative, recordkeeping and shareholder services it provides to the underlying Fund. The Company may, in its discretion, apply some or all of these payments to reduce its charges to the Division investing in that Fund. We receive payments for the administrative services we perform, such as account recordkeeping, mailing of Fund related information and responding to inquiries about the Funds. Currently, these payments range from 0.00% to 0.35% of the market value of the assets invested in the underlying Fund as of a certain date, usually paid at the end of each calendar quarter.

We may also receive what is referred to as "12b-1 fees" from some of the Funds themselves. In addition, we may receive non-12b-1 service fees from certain funds. These fees are designed to help pay for our direct and indirect distribution costs. The 12b-1 fees and non-12b-1 service fees are generally equal to 0.25% of the daily market value of the assets invested in the underlying Fund.

We may use these 12b-1 and non-12b-1 service fees or a portion of the recordkeeping fees to directly reduce the Separate Account Charges; thus, the net Separate Account Charges are reflected in the Fee Tables. The Separate Account Charges are guaranteed and may not be increased for the life of the Contracts. From time to time some of these fund arrangements may be renegotiated so that we receive a greater payment than previously paid. These fee arrangements do not result in any additional charges to Contract Owners or Participants.

Market Value Adjustment ("MVA")

Under the Multi-Year Option, you may establish one or more new Multi-Year Option guarantee periods (MVA Bands) with a minimum amount, as described in the Contract, per MVA Band in states in which the Multi-Year Option has been approved. The Company may change the minimum from time to time. Each MVA Band will be guaranteed to receive a stated rate of interest through the end of the selected MVA term. We guarantee your Multi-Year Option will earn at least the lowest minimum interest rate applicable to any of the fixed interest options in the Contract. A withdrawal will generally be subject to a surrender charge if it exceeds the amount of any free withdrawal amount permitted under your Contract. Withdrawals or transfers from an MVA Band prior to the end of the MVA term will be subject to a market value adjustment, unless an exception applies. This adjustment may be positive or negative,

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based upon the differences in selected interest rates at the time the MVA Band was established and at the time of the withdrawal. This adjustment will not apply upon the Owner's death, or if the Contract Owner is not a natural person, upon the death of the Annuitant. This adjustment applies independently from surrender charges, and can apply to a 10% free withdrawal. The market value adjustment may be waived for distributions that are required under your Contract. It will also be waived for 30 days following the end of an MVA term. Loans are not available from the Multi-Year Option. Please review your Contract for additional information on the Multi-Year Option.

Other Charges

We reserve the right to charge for certain taxes that we may have to pay. This could include federal income taxes. Currently, no such charges are being made.

Fees for plan services provided by parties other than VALIC or its affiliates maybe assessed to participant accounts upon the direction or authorization of a plan representative. Additional fees may be withdrawn from client accounts in accordance with a client's independent investment advisory contract. Such withdrawals will be identified on applicable participant account reports or client statements.

Plan loans from the Fixed Account Options may be allowed by your employer's plan. Refer to your plan for a description of charges and other information concerning plan loans. We reserve the right to charge a fee of up to $75 per loan (if permitted under state law) and to limit the number of outstanding loans.

Payout Period
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The Payout Period begins when you decide to retire or when you elect to annuitize all or a portion of your Account Value. If your employer's plan permits, you may apply any portion of your Account Value to one of the types of payout options listed below. You may choose to have your payout option on either a fixed, a variable, or a combination payout basis. When you choose to have your payout option on a variable basis, you may keep the same Variable Account Options in which your Purchase Payments were made, or transfer to different ones.

Fixed Payout

Under a fixed payout, you will receive payments that are fixed and guaranteed by the Company. The amount of these payments will depend on:

  .   Type and duration of payout option chosen;

  .   Your age or your age and the age of your survivor (1);

  . Your gender or your gender and the gender of your survivor (1) (IRAs and certain nonqualified Contracts);

  .   The portion of your Account Value being applied; and

  .   The payout rate being applied and the frequency of the payments.
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  (1) This applies only to joint and survivor payouts.

If the benefit would be greater, the amount of your payments will be based on the current payout rate the Company uses for immediate annuity contracts.

Assumed Investment Rate

An "Assumed Investment Rate" or "AIR" is the rate used to determine your first monthly Payout Payment per thousand dollars of account value in your Variable Account Option. When you decide to enter the Payout Period, you will select your Payout Option, your Annuity Date, and the AIR. You may choose an AIR ranging from 3.5% to 5% (as prescribed by state law). If you choose a higher AIR, the initial Annuity Payment will be higher, but later payments will increase more slowly during periods of good investment performance, and decrease faster during periods of poor investment performance. The dollar amount of the variable income payments stays level if the net investment return equals the AIR. Your choice of AIR may affect the duration and frequency of payments, depending on the Payout Option selected. For example, a higher AIR will generate a higher initial Payout Payment, but as Payout Payments continue they may become smaller, and eventually could be less than if you had initially selected a lower AIR. The frequency of the Payout Payments may lessen to ensure that each Payout Payment is at least $25 per month.

Variable Payout

With a variable payout, you may select from your existing Variable Account Options. Your payments will vary accordingly. This is due to the varying investment results that will be experienced by each of the Variable Account Options you selected. The Payout Unit value is calculated just like the Purchase Unit value for each Variable Account Option except that the Payout Unit value includes a factor for the AIR you select. For additional information on how Payout Payments and Payout Unit Values are calculated, see the SAI.

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In determining your first Payout Payment, an AIR of 3.5% is used (unless you select a higher rate as allowed by state law). If the net investment experience of the Variable Account Option exceeds your AIR, your subsequent payments will be greater than your first payment. If the investment experience of the Variable Account Option is lower than your AIR, your subsequent payments will be less than your first payment.

Combination Fixed and Variable Payout

With a combination fixed and variable payout, you may choose:

  .   From your existing Variable Account Options (payments will vary); with a

  .   Fixed payout (payment is fixed and guaranteed).

Partial Annuitization

A Participant may choose to annuitize a portion of the Account Value. This will, in essence, divide the Account Value into two parts. The current non-annuitized part would continue as before, while the annuitized part would effectively be moved to a new Payout Payment account. Thus, the death benefit in such a situation would be reduced to the value of the amount remaining in the account minus the amount applied to Payout Payments. Depending on the payout option selected, there may also be a death benefit from the annuitized portion of the account, such as a payout for a guaranteed period.

Payout Date

The payout date is the date elected by you on which the annuity Payout Payments will start. The date elected must be the first of any month. A request to start payments must be received in our Home Office on a form or through other media approved by VALIC. This request must be received by VALIC by at least the fifteenth (15th) day of the month prior to the month you wish your annuity payments to start. Your account will be valued ten days prior to the beginning of the month in which the Payout Payments will start.

The following additional rules also apply when determining the payout date:

  . The earliest payout date for a nonqualified Contract, an IRA, or a Roth IRA, is established by the terms of the contract, and generally can be any time from age 50 to age 85, and may not be later than age 85 without VALIC's consent.

  . The earliest payout date for all other qualified Contracts is generally subject to the terms of the employer-sponsored plan (including 403(b) plans and programs) under which the Contract is issued and the federal tax rules governing such Contracts and plans.

  . Distributions from qualified Contracts issued under employer-sponsored retirement plans generally are not permitted until after you stop working for the employer sponsoring the plan, unless you have experienced a qualifying financial hardship (or in the case of a 457(b) plan, an unforeseeable emergency) or unless you have become disabled.

  . In certain cases, and frequently in the case of your voluntary deferrals to a 403(b) or a 401(k) plan, you may begin taking distributions when you attain age 59 1/2 even if you are still working for the employer sponsoring the plan.

  . Except in the case of nonqualified Contracts, IRAs, and Roth IRAs, distributions generally must begin no later than April 1 following the calendar year you reach age 701/2 or the calendar year in which you retire, if later. Similar rules apply to IRAs, however distributions from those Contracts may not be postponed until after retirement.

  . All Contracts require distributions to commence within a prescribed period after the death of the Contract Owner/Participant, subject to the specific rules which apply to the type of plan or arrangement under which the contract is issued.

  . The Contract may also impose minimum amounts for annuity payments, either on an annual or on a more frequent periodic basis.

For additional information on plan-level distribution restrictions and on the minimum distribution rules that apply to payments under 403(b), 401, 403(a) and 457 plans, simplified employee plans ("SEPs") or IRAs, see "Federal Tax Matters" in this prospectus and in the SAI.

Payout Options

You may specify the manner in which your Payout Payments are made. You may select one of the following options:

1. Life Only -- payments are made only to you during your lifetime. Under this option there is no provision for a death benefit for the Beneficiary. For example, it would be possible under this option for the Annuitant to receive only one Payout Payment if the Annuitant died prior to the date of the second payment, or two if the Annuitant died before the third payment.

2. Life with Guaranteed Period -- payments are made to you during your lifetime, but if you die before the guaranteed period has expired, your Beneficiary can receive payments for the rest of your guaranteed period, or take a lump-sum distribution.

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3. Life with Cash or Unit Refund -- payments are made to you during your lifetime. These payments are based upon your life expectancy and will continue for as long as you live. If you do not outlive the life expectancy calculated for you, upon your death, your Beneficiary may receive an additional payment. The additional payment under a fixed annuity, if any, is equal to the fixed annuity value of the Contract Owner's Account at the time it was valued for the payout date, less the Payout Payments. The additional payment under a variable annuity, if any, is equal to the variable annuity value of the Contract Owner's Account as of the date we receive Proof of Death, less the Payout Payments.

4. Joint and Survivor Life -- payments are made to you during the joint lifetime of you and a second person. Upon the death of one, payments continue during the lifetime of the survivor. This option is designed primarily for couples who require maximum possible variable payouts during their joint lives and are not concerned with providing for beneficiaries at the death of the last survivor. For example, it would be possible under this option for the joint Annuitants to receive only one payment if both Annuitants died prior to the date of the second payment, or for the joint Annuitants to receive only one payment and the surviving Annuitant to receive only one payment if one Annuitant died prior to the date of the second payment and the surviving Annuitant dies prior to the date of the third payment.

5. Payment for a Designated Period -- payments are made to you for a select number of years between five and 30. Upon your death, payments will continue to your Beneficiary until the designated period is completed.

Payout Information

Once your Payout Payments have begun, the option you have chosen may not be stopped or changed. Any one of the Variable Account Options may result in your receiving unequal payments during the Payout Period. If payments begin before age 59 1/2, you may suffer unfavorable tax consequences, in the form of a penalty tax, if you do not meet an exception under federal tax law. See "Federal Tax Matters."

Under certain retirement plans, federal pension law may require that payments be made under the joint and survivor life payout option.

Most Payout Payments are made monthly. The first Payout Payment must total at least $25, and the annual payment must be at least $100. If the amount of a payment is less than $25, we reserve the right to reduce the frequency of payments so that each payment is at least $25, subject to any limitations under the Contract or plan.

For more information about payout options or enhancements of those payout options available under the Contract, see the SAI.

Surrender of Account Value
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When Surrenders Are Allowed

You may withdraw all or part of your Account Value at any time before the Payout Period begins if:

  .   allowed under federal and state law; and

  .   allowed under your employer's plan.

For Purchase Payments that are contributions made under your employer's plan, such as a 401(a) or (k) qualified cash or deferred arrangement or a 403(b) plan, surrenders are subject to the terms of the plan, in accordance with the Code. Qualified plans often require certain conditions to be met before a distribution or withdrawal may take place. See "Surrender Restrictions" below.

For an explanation of charges that may apply if you surrender your Account Value, see "Fees and Charges" in this prospectus. Additionally, you may incur a 10% federal tax penalty for partial or total surrenders made before age 59 1/2.

Delay of payment. We may be required under applicable law to block a request for a surrender until we receive instructions from the appropriate regulator, due to the USA Patriot Act. In accordance with state law, payments may be deferred up to six months after we receive a request for a full and immediate surrender of the Contract or certificate, including amounts accumulated in the Fixed Account Options, if approved in writing by the insurance commissioner of the state where the individual Contract is issued or where the group contract is issued for the certificate. If payment is deferred, interest will accrue until the payment is made.

VALIC may be required to suspend or postpone the payment of a withdrawal for any period of time when: (1) the NYSE is closed (other than a customary weekend and holiday closings); (2) trading with the NYSE is restricted; (3) an emergency exists such that disposal of or determination of the value of shares of the Variable Account Options is not reasonably practicable; or (4) the SEC, by order, so permits for the protection of Contract Owners.

Surrender Process

If you are allowed to surrender all or a portion of your Account Value during the Purchase Period as noted above, then you must complete a surrender request form or information

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required in other approved media, and submit it to our Home Office or Annuity Service Center. We will mail the surrender value to you within seven calendar days after we receive your request if it is in good order. Good order means that all paperwork is complete and signed or approved by all required persons, and any necessary supporting legal documents or plan forms have been received in correct form.

We may be required to suspend or postpone payments if redemption of an underlying Fund's shares have been suspended or postponed. See the applicable Fund prospectus for a discussion of the reasons why the redemption of shares may be suspended or postponed.

We may receive a surrender for a Purchase Payment that has not cleared the banking system. We may delay payment of that portion of your surrender value until the check clears.

Amount That May Be Surrendered

The amount that may be surrendered during the Purchase Period can be determined as follows:

                  Allowed   = (equals)  Your Account Value(1)
                 Surrender                    - (minus)
                   Value                   Any Applicable
                                          Surrender Charge

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(1) Equals the Account Value next computed after your properly completed request for surrender is received in our Home Office.

There is no guarantee that the surrender value in a Variable Account Option will ever equal or exceed the total amount of your Purchase Payments received by us. The surrender value in a Fixed Account Option will never be less than the Purchase Payments allocated to the Fixed Account Option (less amounts transferred to a Variable Account Option or withdrawn from the Fixed Account Option), subject to applicable surrender charges.

Surrender Restrictions

Generally, Code section 403(b)(11) permits total or partial distributions from your voluntary contributions to a 403(b) contract only on account of hardship (employee contributions only without accrued interest), attainment of age
59 1/2, separation from service, death or disability. Similar restrictions apply to any amount transferred to a 403(b) contract from a 403(b)(7) custodial account. In addition, beginning for contracts issued on or after January 1, 2009, employer contributions and non-elective contributions to a 403(b) annuity contract are subject to restrictions specified in Treasury regulations as specifically imposed under the employer's plan.

Under the Texas State Optional Retirement Program, no surrender or partial surrender will be allowed except upon attainment of age 70 1/2, retirement or other termination of employment or death.

Under the Florida State Optional Retirement Program, no surrender or partial surrender of Purchase Payments made by the employer will be allowed except upon termination of employment, retirement or death. Benefit payments based on payments from the employer may not be paid in a lump sum or for a period certain, but must be paid under a life contingency option, except for:

  .   death benefits; and

  .   certain small amounts approved by the State of Florida.

Under the Louisiana Optional Retirement Plan, retirement benefits must be paid in the form of a lifetime income option. Single sum surrenders and partial surrenders out of the plan are not permitted, unless they are rollovers to another qualified plan or IRA, except for death benefits.

Other employer-sponsored plans may also impose restrictions on the timing and form of surrenders from the Contract.

Partial Surrenders

You may request a partial surrender of your Account Value at any time during the Purchase Period, subject to any applicable surrender restrictions. A partial surrender plus any surrender charge will reduce your Account Value. You may specify an amount to be taken from each Fund or the amount will be distributed pro-rata against all Funds. If you do not specify, the distribution will be taken pro-rata against the Variable Account and Fixed Account Options.

The reduction in the number of Purchase Units credited to your Variable Account Option Account Value will equal:

                The amount            /        Your Purchase Units
           surrendered from the    (divided  next computed after the
          Variable Account Option    by)       written request for
                 + (plus)                    surrender is received at
           Any surrender charge                  our Home Office

The surrender value will be reduced by the full quarterly account maintenance charge in the case of a full surrender during a quarter. If your Account Value falls below a certain dollar amount and you do not make a Purchase Payment over a certain period of time, as specified in your Contract, we may close your account and pay the Account Value to you.

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Systematic Withdrawals

You may elect to withdraw all or part of your Account Value under a systematic withdrawal method as described in your Contract ("No Charge" systematic withdrawals). There will be no surrender charge for withdrawals using this method, which provides for:

  .   Payments to be made to you; and

  .   Payment over a stated period of time, but not less than five years; and

  . Payment of a stated yearly dollar amount or percentage (the amount or percentage may not exceed 20% of your Account Value at the time election is made).

We may require a minimum withdrawal amount under this method. The portion of your account that has not been withdrawn will continue to receive the investment return of the Variable Account Options that you selected. You may select the specific investment option(s) from which to take distributions for most payment options, or you may elect to have your payment distributed proportionally across all the funds in which you are invested, including the Multi-Year Option. A market value adjustment may apply to systematic withdrawals unless you choose the Fixed Interest Only payment option. Once begun, a "No Charge" systematic withdrawal election may not be changed, but can be revoked at no charge. If revoked, a "No Charge" systematic withdrawal may not be elected again. Systematic withdrawals that are not "No Charge" systematic withdrawals can be changed, revoked, and/or reinstated. No more than one systematic withdrawal election may be in effect at any one time. We reserve the right to discontinue any or all systematic withdrawals or to change the terms, at any time.

Distributions Required by Federal Tax Law

There will be no surrender charge on RMD's if the withdrawal:

  .   Is made payable to you; and

  . Does not exceed the amount required under federal tax law as determined by the values in your Portfolio Director Contract and VALIC.
You may select the specific investment option(s) from which to take distributions for most payment options, or you may elect to have your payment distributed proportionally across all the investment options in which you are invested, including the Multi-Year Option. This Contract feature will not be available in any year that an amount has been withdrawn under the "No Charge" systematic withdrawal method. See "Federal Tax Matters" for more information about required distribution rules.

Exchange Privilege
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From time to time, we may offer to exchange certain fixed or variable contracts into Portfolio Director. Such an exchange offer will be made in accordance with applicable federal securities laws and state insurance rules and regulations. We will provide the specific terms and conditions of any such exchange offer at the time the offer is made.

Death Benefits
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The Contracts will pay death benefits during either the Purchase Period or the Payout Period. The death benefit provisions may vary from state to state.

The Process

VALIC requires that complete and acceptable documentation and paperwork be received from the Beneficiary in order to begin the death benefit payment process. First, Proof of Death is required. Proof of Death is defined as a certified copy of the death certificate, a certified copy of a decree of a court of competent jurisdiction as to death, a written statement by an attending physician, or any other proof satisfactory to VALIC. Additionally, the Beneficiary must include an election specifying the distribution method and any other form required by VALIC or a regulator to process the claim. The account will not be valued and any payments will not be made until all paperwork is complete and in a form acceptable to VALIC. Your Beneficiary may contact us at 1-800-448-2542 with any questions about required documentation and paperwork. Death benefits are paid only once per Contract.

If your Account Value is reduced to zero, you may no longer make subsequent Purchase Payments or transfers, and no death benefit will be payable.

Beneficiary Information

The Beneficiary may receive death benefits:

  .   In a lump sum;

  . In the form of an annuity under any of the Payout Options stated in the Payout Period section of this prospectus subject to the restrictions of that Payout Option; or

  .   In a manner consistent with Code section 401(a)(9) or 72(s).

Payment of any death benefits must be within the time limits set by federal tax law and by the plan, if any.

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Spousal Beneficiaries

A spousal Beneficiary may receive death benefits as shown above; or

In the case of a qualified Contract,

  . may delay any distributions until the Annuitant would have reached age 70 1/2; or

  . may roll the funds over to an IRA or certain retirement plans in which the spousal Beneficiary participates;

In the case of a nonqualified Contract,

  .   may continue the Contract as Contract Owner.

Beneficiaries Other Than Spouses

If the Beneficiary is not the spouse of the Annuitant, death benefits must be paid:

  .   In full within 5 years after the year of the Annuitant's death; or

  . By payments beginning within 1 year after the year of the Annuitant's death under:

       1. A life annuity;

       2. A life annuity with payments guaranteed to be made for at least a specified fixed period; or

       3. An annuity or other stream of payments for a designated period not exceeding the Beneficiary's life expectancy.

If the Annuitant dies before the beginning of the Annuity Period, the named Beneficiary may receive the payment.

Payments for a designated or fixed period and guarantee periods for a life annuity cannot be for a greater period of time than the Beneficiary's life expectancy. After choosing a payment option, a Beneficiary may exercise many of the investment options and other rights that the Participant or Contract Owner had under the Contract.

Special Information for Individual Nonqualified Contracts

It is possible that the Contract Owner and the Annuitant under a nonqualified Contract may not be the same person. If this is the case, and the Contract Owner dies, there will be no death benefit payable since the death benefit is only due in the event of the Annuitant's death. However, the Contract will be transferred to the contingent owner, if any, or to the Beneficiary if there is no contingent owner or to the Contract Owner's estate, if there is no Beneficiary. Such transfers may be considered a taxable event by the IRS. In general, payments received by your Beneficiaries after your death are taxed in the same manner as if you had received the payments. See "Federal Tax Matters."

During the Purchase Period

Two types of benefits are available if death occurs during the Purchase Period: interest guaranteed death benefit and standard death benefit. The Beneficiary will receive the greater of these two benefits. The interest guaranteed death benefit ensures that the Beneficiary receives at least a minimum death benefit under the Contract, even if invested in Variable Account Options, while the standard death benefit guarantees the return of Purchase Payments less any prior withdrawals.

As indicated above, a Participant may elect to annuitize only a certain portion and leave the remaining value in the account. The death benefit in such situations would include the value of the amount remaining in the account minus the amount applied to Payout Payments. Depending on the payout option selected, there may also be a death benefit from the annuitized portion of the account.

Interest Guaranteed Death Benefit

The interest guaranteed death benefit is payable when death occurs prior to your reaching the age of 70, provided that the benefit is available in your state. The amount payable under the interest guaranteed death benefit will be at least equal to the sum of your Account Value in the Fixed Account Option(s) and the Variable Account Option(s) on the date VALIC receives all paperwork, including satisfactory proof of death, complete and in a form acceptable to VALIC.

The interest guaranteed death benefit is generally calculated as is shown below. The calculation becomes more complex based upon the transfers between available investment options or product exchanges. Thus, the death benefit may only be calculated for a Beneficiary once VALIC receives all paperwork, including satisfactory proof of death, complete and in a form acceptable to VALIC.

Step 1:  Determine your Fixed Account Option Value by taking the greater of:

             Value of Fixed Account Option on date all paperwork is complete and in a form acceptable to VALIC or
             100% of Purchase Payments invested in Fixed Account
             Option
         -   (minus)
             Amount of all prior withdrawals from the Fixed Account
             Option, charges and any portion of Account Value applied under a Payout Option

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Step 2:  Determine your Variable Account Option Value by taking the greater of:

            Value of Variable Account Options on date all paperwork is complete and in a form acceptable to VALIC or
            100% of Purchase Payments invested in Variable
            Account Options
        -   (minus)
            Amount of prior withdrawals (out of) or transfers (out of) the Variable Account Options
        +   (plus)
            Interest at an annual rate as specified in your Contract

Step 3:  Add step 1 + 2 = Death Benefit

For purposes of this calculation amounts transferred into the Variable Account Option will be treated as Purchase Payments.

This value may be adjusted if you received a Death Benefit Endorsement or Amendatory Endorsement with your Contract or certificate. See "Death Benefit Endorsement and Amendatory Endorsement" under the heading "Standard Death Benefit" below.

Important Note about Death Benefit Payable in New York: The interest guaranteed death benefit is not available in New York. In New York, only the standard death benefit is available.

Important Note about Death Benefit Payable in Florida. The interest guaranteed death benefit was not available in Florida for Contracts issued prior to March 5, 2012. For Contracts issued on or after March 5, 2012, the interest guaranteed death benefit is available on individual nonqualified Contracts, Roth IRAs or IRAs (issued outside of an employer-sponsored retirement plan) if death occurs prior to age 70; the standard death benefit is payable if death occurs on or after age 70. For Contracts issued in connection with an employer-sponsored retirement plan, only the standard death benefit is payable.

Standard Death Benefit

The standard death benefit is payable if death occurs on or after age 70, or at any age in a state where the interest guaranteed death benefit is not available.

The standard death benefit will be the greater of:

             Your Account Value on the date all paperwork is complete and in a form acceptable to VALIC or
             100% of Purchase Payments (to Fixed and/or Variable
             Account Options)
         -   (minus)
             Amount of all Prior Withdrawals, Charges and any portion of Account Value applied under a Payout Option

Death Benefit Endorsement and Amendatory Endorsement -- The information below is applicable to you only if you received a Death Benefit Endorsement or Amendatory Endorsement with your Contract or certificate.

If the total amount of any death benefit payable from the Fixed and Variable Account Options under the Contract exceeds the Account Value as of the date all paperwork is complete and in a form acceptable to VALIC, then the total death benefit paid may be adjusted to limit the death benefit due to withdrawals. An Adjusted Purchase Payment Amount will be calculated, on the date all paperwork is complete and in a form acceptable to VALIC, determined as follows:

           A. 100% of Purchase Payments
           -  (minus)
           B. Gross Withdrawals (see below) and any portion of Account Value applied under a Payout Option
           +  (plus)
           C. Interest on the result of A minus B at an annual rate as specified in your Contract (see below).

Each "Gross Withdrawal" is calculated by multiplying the Account Value by a fraction. The numerator of the fraction is the amount of the withdrawal plus any associated fees and charges. The denominator of the fraction is the Account Value immediately prior to the withdrawal. Thus, each Gross Withdrawal will proportionately reduce the Adjusted Purchase Payment Amount. The interest adjustment in C. above is added only if you are under age 70 at the time of death and if your Contract was not issued in New York. See the Death Benefit Endorsement or Amendatory Endorsement for the interest rate to be applied.

The Contract death benefit and the Adjusted Purchase Payment Amount are compared. The lesser amount is then compared to the Account Value, and the beneficiary will receive the greater of those two amounts.

During the Payout Period

If death occurs during the Payout Period, the Beneficiary may receive a death benefit depending on the payout option selected. The amount of death benefit will also depend on the payout option that you selected. The payout options available are described in the "Payout Period" section of this prospectus.

  . If the life only option or joint and survivor life option was chosen, there will be no death benefit.

  . If the life with guaranteed period option, joint and survivor life with guaranteed periods option, life with cash or unit refund option or payment for a designated period option was chosen, and the entire amount guaranteed has not been paid, the Beneficiary may

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      choose one of the following within 60 days after death benefits are payable:

       1. Receive the present value of any remaining payments in a lump sum; or

       2. Receive the remaining payments under the same terms of the guaranteed period option chosen by the deceased Annuitant; or

       3. Receive the present value of any remaining payments applied under the payment for a designated period option for a period equal to or shorter than the period remaining. Spousal Beneficiaries may be entitled to more favorable treatment under federal tax law.

Other Contract Features
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Changes That May Not Be Made

The following terms in the Contracts may not be changed once your account has been established:

  .   The Contract Owner (except for an individual nonqualified Contract);

  .   The Participant; and

  .   The Annuitant.

Change of Beneficiary

The Beneficiary (if not irrevocable) may usually be changed at any time.

Under some retirement programs, the right to name a Beneficiary other than the spouse or change a Beneficiary is subject to approval by the spouse. Also, the right to name a Beneficiary other than the spouse may be subject to certain laws and regulations applicable to the plan.

If the Annuitant dies, and there is no Beneficiary, any death benefit will be payable to the Annuitant's estate, except in the case of a nonqualified Contract where the Contract Owner and Annuitant are different, in which case the death benefit is paid to the Contract Owner or the Contract Owner's estate.

If a Beneficiary dies while receiving payments, and there is no co-Beneficiary to continue to receive payments, any amount still due will be paid to the Beneficiary's estate.

Contingent Owner

The Contract Owner may name a contingent owner under an individual nonqualified Contract. During the Purchase Period, the contingent owner may be changed.

Cancellation -- The "Free Look" Period

The Contract Owner of a group Contract (employer) or individual Contract Owner may cancel a Contract by returning it to the Company within 20 days after it is received. (A longer period will be allowed if required under state law.) The free look does not apply to Participant certificates except in a limited number of states. We will allocate Purchase Payments as instructed during the "free look" period. To cancel the Contract, the Contract Owner must send a written request for cancellation and return the Contract to us at our Home Office before the end of the "Free Look" period. A refund will be made to the Contract Owner within seven days after receipt of the Contract within the required period. The amount of the refund will be equal to all Purchase Payments received or, if more, the amount required under state law. As noted previously, we reserve the right to withhold payment of the Premium Enhancement until the expiration of the Contract's free look period. See the "Purchase Period -- Premium Enhancement" section for more information. The Contract will be void once we issue a refund.

We Reserve Certain Rights

We may amend the Contracts to comply with changes in federal tax, securities, or other laws. We may also make changes to the Variable Account Options offered under the Contracts. For example, we may add new Variable Account Options to expand the offerings for an asset class. We may stop accepting allocations and/or investments in a particular Variable Account Option if the shares of the underlying Fund are no longer available for investment or if, for example, further investment would be inappropriate. We may move assets and re-direct future premium allocations from one Variable Account Option to another in accordance with federal and state law and, in some cases, with SEC approval. The new Variable Account Option offered may have different fees, expenses, objectives, strategies and risks.

We may restrict your ability to combine Contracts and may modify or suspend or impose additional or different conditions with respect to options available under the Contracts, as may be allowed by federal or state law. We will not make any changes to the Contracts without Contract Owner and Participant permission except as may be allowed by federal or state law. We may add endorsements to the Contracts that would apply only to new Contract Owners and Participants after the effective date of the changes. These changes would be subject to approval by the Company and may be subject to approval by the SEC.

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We reserve the right to operate VALIC Separate Account A as a management investment company under the applicable securities laws, and to deregister VALIC Separate Account A under applicable securities laws, if registration is no longer required.

Relationship to Employer's Plan

If the Contract is being offered under a retirement plan through your employer, you should always refer to the terms and conditions in your employer's plan when reviewing the description of the Contracts in this prospectus.

Voting Rights
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As discussed in the "About VALIC Separate Account A" section of this prospectus, VALIC Separate Account A holds, on your behalf, shares of the Mutual Funds that comprise the Variable Account Options. From time to time, the Funds may be required to hold a shareholder meeting to obtain approval from their shareholders for certain matters.

Who May Give Voting Instructions

During the Purchase Period, subject to any contrary provisions in the plan, the Contract Owner, Participant, or Beneficiary will have the right to give voting instructions to VALIC Separate Account A for the shareholder meetings, except as noted below. Proxy material and a form on which voting instructions may be given before the shareholder meeting is held will be mailed in advance of any shareholder meeting. Please vote each card received.

Participants in a nonqualified unfunded deferred compensation plan will not have the right to give voting instructions.

Determination of Fund Shares Attributable to Your Account

During the Purchase Period

The number of Fund shares attributable to your account will be determined on the basis of the Purchase Units credited to your account on the record date set for the Fund shareholder meeting.

During the Payout Period or after a Death Benefit Has Been Paid

The number of Fund shares attributable to your account will be based on the liability for future variable annuity payments to your payees on the record date set for the Fund shareholder meeting.

How Fund Shares Are Voted

VALIC Separate Account A will vote all of the shares of the Funds it holds based on, and in the same proportion as, the instructions given by all Participants invested in that Fund entitled to give instructions at that shareholder meeting. VALIC Separate Account A will vote the shares of the Funds it holds for which it receives no voting instruction in the same proportion as the shares for which voting instructions have been received.

In the future, we may decide how to vote the shares of VALIC Separate Account A in a different manner if permitted at that time under federal securities law.

Federal Tax Matters
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The Contracts provide tax-deferred accumulation over time, but may be subject to certain federal income and excise taxes, mentioned below. Refer to the SAI for further details. Section references are to the Code. We do not attempt to describe any potential estate or gift tax, or any applicable state, local or foreign tax law other than possible premium taxes mentioned under "Premium Tax Charge." Discussions regarding the tax treatment of any annuity contract or retirement plans and programs are intended for general purposes only and are not intended as tax advice, either general or individualized, nor should they be interpreted to provide any predictions or guarantees of a particular tax treatment. Such discussions generally are based upon the Company's understanding of current tax rules and interpretations, and may include areas of those rules that are more or less clear or certain. Tax laws are subject to legislative modification, and while many such modifications will have only a prospective application, it is important to recognize that a change could have retroactive effect as well. You should seek competent tax or legal advice, as you deem necessary or appropriate, regarding your own circumstances.

Types of Plans

Tax rules vary, depending on whether the Contract is offered under your employer's tax-qualified retirement program, an individual retirement plan, or is instead a nonqualified Contract. The Contracts are used under the following types of retirement arrangements:

  . Section 403(b) annuities for employees of public schools and section 501(c)(3) tax-exempt organizations;

  . Section 401(a), 403(a) and 401(k) qualified plans (including plans for self-employed individuals);

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  .   Section 408(b) traditional IRAs;

  .   Section 408A Roth IRAs;

  . Section 457 deferred compensation plans of governmental and tax-exempt employers;

  .   Section 408(k) SEPs and SARSEPs; and

  .   Section 408(p) SIMPLE retirement accounts.

Contributions under any of these retirement arrangements generally must be made to a qualifying annuity Contract or to a qualifying trust or custodial account, in order for the contributions to receive favorable tax treatment as pre-tax (or Roth) contributions. Contracts purchased under these retirement arrangements are "Qualified Contracts."

Note that the specific terms of the governing employer plan may limit rights and options otherwise available under a Contract. In addition, changes in the applicable laws or regulations may impose additional limitations or may require changes to the contract to maintain its status as a Qualified Contract.

In addition, the Contracts may be used as "Nonqualified Contracts." Such nonqualified Contracts may be used to "informally" fund nonqualified deferred compensation plans, or they may serve as individual annuity contracts issued outside of the context of any formal employer retirement plan or arrangement. Nonqualified Contracts generally may invest only in Fixed Account Options and in mutual funds that are not available to the general public outside of annuity contracts or life insurance contracts. The restriction on including publicly available funds in nonqualified annuity contracts results from a longstanding IRS position articulated in a 1981 Revenue Ruling and added to the Code in 1984. The restriction generally does not apply to Qualified Contracts, as confirmed by the IRS in 1999 guidance.

Tax Consequences in General

Purchase Payments, distributions, withdrawals, transfers and surrender of a Contract can each have a tax effect, which varies with the governing retirement arrangement. Please refer to the detailed explanation in the SAI, the documents (if any) controlling the retirement arrangement through which the Contract is offered, and your personal tax advisor.

Purchase Payments under the Contracts can be made as contributions by employers or as pre-tax or after-tax contributions by employees, depending on the type of retirement program. Purchase Payments also can be made outside of an employer-sponsored retirement program. After-tax Purchase Payments, including after-tax employee contributions, generally constitute "investment in the Contract." All Qualified Contracts receive deferral of tax on the inside build-up of earnings on invested Purchase Payments, until a distribution occurs. See the SAI for a discussion of the taxation of distributions, including upon death, and special rules, including those applicable to non-natural owners of nonqualified Contracts.

Transfers among investment options within a variable annuity Contract generally are not taxed at the time of such a transfer. However, in 1986, the IRS indicated that limitations might be imposed with respect to either the number of investment options available within a Contract, or the frequency of transfers between investment options, or both, in order for the Contract to be treated as an annuity Contract for federal income tax purposes. If imposed, VALIC can provide no assurance that such limitations would not be imposed on a retroactive basis to Contracts issued under this prospectus. However, VALIC has no present indications that the IRS intends to impose such limitations, or what the terms or scope of those limitations might be. In addition, based upon published guidance issued by the IRS in 1999, it appears likely that such limitations, if imposed, would only apply to nonqualified Contracts.

Distributions are taxed differently depending on the program through which the Contracts are offered and the previous tax characterization of the contributions to which the distribution relates. Generally, the portion of a distribution that is not considered a return of investment in the Contract is subject to income tax. For annuity payments, investment in the Contract is recovered ratably over the expected payout period. Special recovery rules might apply in certain situations. Non-periodic payments such as partial withdrawals and full surrenders during the Purchase Period are referred to as "amounts not received as an annuity" in the Code. These types of payments are generally taxed to the extent of any gain existing in the Contract at the time of withdrawal.

Amounts subject to income tax may also incur excise or penalty taxes, under certain circumstances. Generally, as more fully discussed in the SAI, taxable distributions received before you attain age 591/2 are subject to a 10% penalty tax in addition to regular income tax, unless you make a rollover, in the case of a Qualified Contract, to another tax-deferred investment vehicle or meet certain exceptions. Note that a distribution from a 457(b) plan is not subject to the 10% tax penalty. And, if you have to report the distribution as ordinary income, you may need to make an estimated tax payment by the due date for the quarter in which you received the distribution, depending on the amount of federal tax withheld from the distribution. When calculating your tax liability to determine whether you need to make an estimated tax payment, your total tax for the year should also include the amount of the 10% additional tax on early distributions unless an exception applies. Amounts eligible for grandfathered status afforded to pre-1982 accounts might be exempt from the 10% early withdrawal penalty. Please consult with your tax advisor concerning these exceptions, tax

--------------------------------------------------------------------------------

reporting, and the tax-related effects of an early distribution. Required tax withholding will vary according to the type of program, type of payment and your tax status. In addition, amounts received under all Contracts may be subject to state income tax withholding requirements.

The Pension Protection Act of 2006 created other distribution events and exemptions from the 10% early withdrawal penalty tax. These include payments to certain reservists called up for active duty after September 11, 2001 and payments up to $3,000 per year made directly to an insurer for health, life and accident insurance by certain retired public safety officers.

On March 30, 2010, the Health Care and Education Reconciliation Act ("Reconciliation Act") was signed into law. Among other provisions, the Reconciliation Act imposes a new tax on net investment income, which went into effect in 2013, at the rate of 3.8% of investment income in excess of applicable thresholds for Modified Adjusted Gross Income ($250,000 for joint filers; $125,000 for married individuals filing separately; and, $200,000 for individual filers). An individual with MAGI in excess of the threshold will be required to pay this new tax on net investment income in excess of the applicable MAGI threshold. For this purpose, net investment income generally will include taxable withdrawals from a Non-Qualified contract, as well as other taxable amounts including amounts taxed annually to an owner that is not a natural person (see final paragraph in this section). This new tax generally does not apply to Qualified Contracts; however, taxable distributions from such contracts may be taken into account in determining the applicability of the MAGI thresholds.


It is the understanding of VALIC, confirmed by IRS Revenue Procedure 99-44, that a Qualified Contract described in section 401(a), 403(a), 403(b), 408(b) or 408A of the Code does not lose its deferred tax treatment if Purchase Payments under the Contract are invested in publicly available Mutual Funds.


It is also the understanding of VALIC that for each other type of Qualified Contract an independent exemption provides tax deferral regardless of how ownership of the Mutual Fund shares might be imputed for federal income tax purposes.

Investment earnings on contributions to nonqualified Contracts that are owned by non-natural persons (except for trusts or other entities as agent for a natural person) will be taxed currently to the Contract Owner and such Contracts will not be treated as annuities for federal income tax purposes.

Important Information Regarding 403(b) Regulations

On July 26, 2007, the Department of the Treasury published final 403(b) regulations that became largely effective on January 1, 2009. These comprehensive regulations include several rules and requirements, such as a requirement that employers maintain their 403(b) plans pursuant to a written plan. The final regulations, subsequent IRS guidance, and the terms of the written plan may impose restrictions on both new and existing contracts, including restrictions on the availability of loans, distributions, transfers and exchanges, regardless of when a contract was purchased.

In general, certain contracts originally established by a 90-24 transfer prior to September 25, 2007 are exempt (or grandfathered) from some of the requirements of the final regulations; provided that no salary reduction or other contributions have ever been made to the contract, and that no additional transfers are made to the contract on or after September 25, 2007. Further, contracts that are not grandfathered were generally required to be part of, and subject to the requirements of an employer's 403(b) plan upon its establishment, but no later than by January 1, 2009.

The rules in the final regulations generally do not affect a participant's ability to transfer some or all of a 403(b) account to a state-defined benefit plan to purchase service credits, where such a transfer is otherwise consistent with applicable rules and requirements and with the terms of the employer's plan.


As a general matter, many Contracts that have received plan contributions after 2004, and all Contracts that have received plan contributions after 2008, are required to be included in the plan and in the plan's administrative coordination, even if the investment provider and the Contract are no longer permitted to receive new contributions and/or transfers. However, IRS guidance generally permits a plan sponsor to exclude a Contract where the plan sponsor has otherwise made a good faith effort to include the Contract issued by a provider that ceased to receive contributions prior to January 1, 2009, as well as such Contracts maintained by certain former employees. You should be aware, however, that some rules governing contracts inside and outside of the plan after 2008 are subject to different interpretations, as well as possible additional IRS guidance. In addition, a Contract maintained under a plan subject to the requirements of Title I of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") may be required to be included in the plan regardless of whether it remains eligible to receive contributions after a specified date. The foregoing discussion is intended as a general discussion of the requirements only, and you may wish to discuss the requirements of the regulations and/or the general information above with your tax advisor.


U.S. Department of Labor Fiduciary Regulation


On April 8, 2016 the United States Department of Labor ("DOL") published its final regulation defining fiduciary advice, along with related revisions to certain existing guidance, as well as a new exemption from specific ERISA prohibitions. The requirements under the regulation and related guidance apply

--------------------------------------------------------------------------------


primarily to ERISA plans and IRAs. While the new requirements generally will not impact your rights under the Contract, they may, however, affect recommendations made by your financial advisor and your financial advisor's ability to make those recommendations. More specifically, the regulation and related guidance generally will apply to recommendations to buy, sell or hold interests in the Contract, as well as recommendations for distributions and rollovers to or from the Contract where the Contract is in an ERISA plan or IRA. The original applicability date for the regulation and significant portions of the related guidance was April 10, 2017. In guidance released on April 5, 2017 this initial applicability date was delayed to June 9, 2017, as the DOL reviews the guidance in light of specific questions posed by the President in a memorandum issued to the DOL with regard to the 2016 regulation and the related guidance. In the absence of additional delays or revisions, full compliance with the regulation and the related guidance is required by January 1, 2018.


Legal Proceedings
--------------------------------------------------------------------------------


The Company is currently defending a lawsuit filed in the Circuit Court of Kanawha County, West Virginia on November 12, 2009 by the West Virginia Investment Management Board and The West Virginia Consolidated Public Retirement Board (the "WV Boards"). The WV Boards assert damages in excess of $100 million. In November 2014, the West Virginia Supreme Court reversed the trial court's grant of summary judgment in the Company's favor, and remanded the matter to the Business Court for further proceedings. The matter was arbitrated in March 2017 and a decision is expected by April 30, 2017.


Various federal, state and other regulatory agencies may from time to time review, examine or inquire into the operations, practices and procedures of the Company, such as through financial examinations, market conduct exams or regulatory inquiries. Based on the current status of pending regulatory examinations and inquiries involving the Company, the Company believes it is not likely that these regulatory examinations or inquiries will have a material adverse effect on the financial position, results of operations or cash flows of the Company.


Various other lawsuits against the Company have arisen in the ordinary course of business. As of April 21, 2017, the Company believes it is not likely that contingent liabilities arising from such lawsuits will have a material effect on the Company's statutory financial statements.


Financial Statements
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Financial statements of VALIC and the Separate Account and American Home (if applicable to you) are included in the SAI. For additional information about the Contracts, you may request a copy of the SAI. We have filed the SAI with the SEC and have incorporated it by reference into this prospectus. You may obtain a free copy of the SAI if you write us at our Home Office, located at 2929 Allen Parkway, Houston, Texas, 77019 or call us at 1-800-448-2542.

Information about the Separate Account, including the SAI, can also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Inquiries on the operations of the Public Reference Room may be made by calling the SEC at 1-202-942-8090. Reports and other information about the Separate Account are available on the SEC's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street, N.E., Washington D.C. 20549-0506.

           TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION
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                                                      Page
                                                      ----
                     General Information.............   3
                     Federal Tax Matters.............   3
                     Exchange Privilege..............  12
                     Calculation of Surrender Charge.  18
                     Purchase Unit Value.............  19

                                                            Page
                                                            ----
                Calculation of MVA Option..................  20
                Payout Payments............................  21
                Distribution of Variable Annuity Contracts.  23
                Experts....................................  23
                Comments on Financial Statements...........  23

                   Appendix A -- Selected Purchase Unit Data
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There were no historical Purchase Unit Values as of the date of this prospectus since the Series 1.10 through 12.10 Contracts were not available as of December 31, 2016.

                         Appendix B -- Living Benefits

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This Appendix provides information on IncomeLOCK +6, IncomeLOCK +8 (together, "IncomeLOCK Plus") and IncomeLOCK all of which are no longer available for purchase. Effective January 1, 2017, IncomeLOCK +6 is no longer available for purchase. Effective February 25, 2013, IncomeLOCK +8 was no longer available for purchase. If you elected IncomeLOCK +8 or if you elected IncomeLOCK +6 prior to February 25, 2013, see "IncomeLOCK Plus Endorsements Issued Prior to February 25, 2013" in this Appendix for specific provisions applicable to these products.

An optional Living Benefit is designed to help you create a guaranteed income stream for as long as you live, or as long as you and your spouse live, even if the entire Account Value has been reduced to zero, provided withdrawals taken are within the parameters of the applicable feature. A Living Benefit may offer protection in the event your Account Value declines due to unfavorable investment performance, certain withdrawal activity, if you live longer than expected or any combination of these factors. If you decide not to take withdrawals under these features, or you surrender your Contract, you will not receive the guarantees of the Living Benefit. You could pay for this feature and not need to use it. Likewise, depending on your Contract's market performance, you may never need to rely on the protections provided by a Living Benefit. If you elected IncomeLOCK Plus, you will not be able to take a loan while this Living Benefit is in effect.

Table of Contents



               Living Benefit Defined Terms.................  B-1
               IncomeLOCK Plus..............................  B-2
               Fee Table....................................  B-2
               IncomeLOCK Plus Fee Formula..................  B-2
               IncomeLOCK Plus Features.....................  B-3
               IncomeLOCK Plus Options......................  B-6
               Withdrawals under the Living Benefits........  B-9
               Death Benefits under IncomeLOCK Plus......... B-10

               IncomeLOCK Plus Endorsements Issued Prior to
                 February 25, 2013.......................... B-11
               Fee Tables................................... B-11
               IncomeLOCK Plus Features..................... B-11
               IncomeLOCK Plus Options...................... B-15
               Surrender of Account Value................... B-16
               Loans........................................ B-16

               IncomeLOCK................................... B-16
               Extension Offer.............................. B-17
               Fee Table.................................... B-17
               IncomeLOCK Features.......................... B-17
               Surrender of Account Value................... B-21
               Death Benefits............................... B-22
               Loans........................................ B-23



Living Benefit Defined Terms

Anniversary Value -- The Account Value minus any Ineligible Purchase Payments as measured on each Benefit Anniversary.

Benefit Anniversary -- the first day of each Benefit Year.

Benefit Base -- a component of the calculation of the Living Benefit, which is used to determine the Living Benefit fee, the MAWA and the Protected Income Payment.

Benefit Quarter Anniversary -- is the first Business Day following each consecutive three month period starting on the Endorsement Date.

Benefit Year -- each consecutive one year period starting on the Endorsement Date and each Benefit Anniversary, and ending on the day before the next Benefit Anniversary.

Covered Person(s) -- the person or persons whose life or lives are used to determine the amount and duration of withdrawals under IncomeLOCK Plus. The Covered Persons are selected at the time IncomeLOCK Plus is elected and cannot be changed after the Endorsement Date.

Eligible Purchase Payments -- are Purchase Payments or portions thereof made on or after the Endorsement Date that are included in the calculation of the Benefit Base (and the Income Credit Base and Minimum Benefit Base, if applicable, for IncomeLOCK Plus). Note that all Purchase Payments are not Eligible Purchase Payments for purposes of calculating the Benefit Base.

Endorsement Date -- the date we issued the Living Benefit endorsement to your Contract.

Excess Withdrawal -- any withdrawal or portion thereof that causes the total of all withdrawals for that Benefit Year to exceed the Maximum Annual Withdrawal Amount, except if taken to meet a required minimum distribution associated with the Contract to which a Living Benefit endorsement is attached.

Income Credit -- is an amount that may be added to the Benefit Base during the Income Credit Period.

Income Credit Base -- is a component of the calculation of IncomeLOCK Plus, which is used to determine the dollar amount of any Income Credit during the Income Credit Period.

Income Credit Percentage -- a percentage used to calculate any available Income Credit for IncomeLOCK Plus on each Benefit Anniversary during the Income Credit Period.

Income Credit Period -- is the first twelve Benefit Years during which we calculate an Income Credit that may be added to the Benefit Base for IncomeLOCK Plus.

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Ineligible Purchase Payments -- are Purchase Payments or portions thereof that are not included in the calculation of the Benefit Base (and the Income Credit Base and Minimum Benefit Base, if applicable, for IncomeLOCK Plus).

Maximum Annual Withdrawal Amount -- the maximum amount that may be withdrawn each Benefit Year and is an amount calculated as a percentage of the Benefit Base.

Minimum Benefit Base -- is the guaranteed minimum amount to which the Benefit Base could be increased on the 12th Benefit Anniversary for IncomeLOCK Plus, provided no withdrawals are taken prior to that anniversary while the Living Benefit endorsement is in effect.

Protected Income Payment -- the amount to be paid each year over the remaining lifetime of the Covered Person(s) under IncomeLOCK Plus, after the Account Value is reduced to zero but the Benefit Base is still greater than zero.

IncomeLOCK Plus

The IncomeLOCK Plus Living Benefit is a guaranteed minimum withdrawal benefit. You may elect IncomeLOCK Plus only on your original Contract issue date, subject to certain age requirements. You may elect to have the Living Benefit cover only your life or the lives of both you and your spouse. If you elected IncomeLOCK +8 or if you elected IncomeLOCK +6 prior to February 25, 2013, see "IncomeLOCK Plus Endorsements Issued Prior to February 25, 2013" in this Appendix for specific provisions applicable to these products.

Fee Table

The fees applicable to this Living Benefit are described below. You should keep in mind that an increase in the Benefit Base due to an adjustment to a higher Anniversary Value, an Income Credit, if applicable, or subsequent Eligible Purchase Payments will result in an increase to the dollar amount of the fee. Similarly, a decrease in the Benefit Base due to withdrawals will decrease the dollar amount of the fee.

The IncomeLOCK Plus fees are assessed as a percentage of the Benefit Base for all years in which the IncomeLOCK Plus benefit is in effect. The fee will be calculated and deducted on a proportional basis from your Account Value at the end of the first quarter following election and quarterly thereafter. If you purchased IncomeLOCK +8 or if you purchased IncomeLOCK +6 prior to February 25, 2013, see "IncomeLOCK Plus Endorsements Issued Prior to February 25, 2013" in this Appendix for specific provisions applicable to these products.


                                                               Maximum
                                                              Annualized
                                  Initial  Maximum  Minimum    Fee Rate
                                   Annual   Annual   Annual    Decrease
       Number of Covered Persons  Fee Rate Fee Rate Fee Rate or Increase*
       -------------------------  -------- -------- -------- ------------
         One Covered Person......   1.10%    2.20%    0.60%    +/-0.25%
         Two Covered Persons.....   1.35%    2.70%    0.60%    +/-0.25%

--------
* The fee rate can increase or decrease no more than 0.0625% each Benefit Quarter (0.25%/4).


The Initial Annual Fee Rate is guaranteed not to change for the first Benefit Year. Subsequently, the fee rate may change quarterly subject to the parameters identified in the table above. After the first Benefit Year, on each "Benefit Quarter Anniversary" (every consecutive three months starting on the Endorsement Date), we will deduct the fee in effect for the previous benefit quarter and determine the fee rate applicable to the next benefit quarter. Any fee adjustment is based on a non-discretionary formula tied to the change in the Volatility Index ("VIX(R)"), an index of market volatility reported by the Chicago Board Options Exchange. Your Fee Rate will increase or decrease on a Benefit Quarter Anniversary based on the change in the average value of the VIX from one Benefit Quarter to the next Benefit Quarter. See "Fee Tables" in this prospectus. For the formula of how the fee is calculated, see "IncomeLock Plus Fee Formula" below.


We will not assess a quarterly fee if you annuitize your Contract or if a death benefit is paid before the end of the benefit quarter. If IncomeLOCK Plus is still in effect while your Account Value is greater than zero, and you surrender your Contract, we will assess a pro-rata charge for the fee applicable to the benefit quarter in which the surrender occurs if you surrender your Contract before the end of a benefit quarter. The pro-rata fee is calculated by multiplying the fee by the number of days between the date the fee was last assessed and the date of surrender, divided by the number of days between the prior and the next benefit quarter anniversary. If your Account Value is reduced to zero before IncomeLOCK Plus has been cancelled, the fee will no longer be assessed.


IncomeLOCK Plus Fee Formula

The fee for IncomeLOCK Plus is assessed against the Benefit Base and deducted from the Account Value at the end of each Benefit Quarter.

If you purchased your IncomeLOCK Plus endorsement prior to December 26, 2012, the value of the Volatility Index ("VIX"), an index of market volatility reported by the Chicago Board Options Exchange, used to calculate your fee is the value of the VIX at the end of the Benefit Quarter. If you purchased your IncomeLOCK Plus endorsement on or after December 26, 2012, the value of the VIX used to calculate your fee is the average of the VIX over the Benefit Quarter. The formula is the same, and the only difference is the value of the VIX that is used.

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The non-discretionary formula used in the calculation of the Annual Fee Rate applicable after the first Benefit Year is:

Initial Annual Fee Rate + [0.05% x (Value of the VIX as of Market Close on each day the fee is calculated - 20)]

The Initial Annual Fee Rate is guaranteed for the first Benefit Year. Subsequently, the fee rate may change quarterly subject to the parameters identified in the table above. Any fee adjustment is based on the non-discretionary formula stated above which is tied to the change in the VIX. If the value of the VIX increases or decreases on a Benefit Quarter Anniversary, your fee rate will increase or decrease accordingly.

You may find the value of the VIX for any given day by going to the Chicago Board Options Exchange website, www.cboe.com.


IncomeLOCK Plus Features


IncomeLOCK Plus offers guaranteed lifetime income plus the opportunity to increase income by locking in the greater of either the Contract's highest Anniversary Value or an annual Income Credit. IncomeLOCK +6 with a 6% Income Credit may be elected at the date of Contract issue. If you purchased IncomeLOCK +8 or if you purchased IncomeLOCK +6 prior to February 25, 2013, see "IncomeLOCK Plus Endorsements Issued Prior to February 25, 2013" in this Appendix for specific provisions applicable to these products.


Income Credit Options

The annual Income Credit is an amount we may add to the Benefit Base each year for the first 12 Benefit Years. The Income Credit is reduced but not eliminated in any Benefit Year in which cumulative withdrawals are less than 6% of the Benefit Base, thereby providing a guarantee that income can increase during the first 12 years even after starting withdrawals. If you take withdrawals in any Benefit Year in excess of 6%, you will not receive any portion of the 6% Income Credit for that Benefit Year.

After the expiration of the Income Credit Period your Benefit Base may continue to be increased to lock in a higher Anniversary Value. In addition, if no withdrawals are taken during the first 12 years, on the 12th Benefit Anniversary, your Benefit Base will be increased to the Minimum Benefit Base if the Benefit Base is less than this Minimum Benefit Base. The Minimum Benefit Base is equal to 200% of the first Benefit Year's Eligible Purchase Payments.

Amounts Received Under IncomeLOCK Plus -- Summary

If you elect IncomeLOCK+6, you may choose from Income Option 1, 2 or 3 or the Income Option with a Custom Allocation, which determines the withdrawal percentages you will receive while the Living Benefit is in effect.


You may begin taking withdrawals as early as age 45. The amounts you receive will vary based on (1) the income option you selected, (2) whether there are one or two Covered Persons, and (3) the age of the Covered Person(s) at the time of the first withdrawal. The percentage of the Benefit Base that is guaranteed by the Living Benefits: (1) while the Account Value is greater than zero ranges from 3.25% to 6.5%, and (2) once the Account Value has been reduced to zero ranges from 3% to 5%. See the "IncomeLOCK Plus Options -- Amounts Received Under the Benefit" in this Appendix for more detailed information. Note, however, that taxable distributions received before you attain age 591/2 are subject to a 10% penalty tax in addition to regular income tax unless an exception applies (both the penalty tax and the exceptions are discussed in the "Federal Tax Matters" section in this prospectus).


Investment Restrictions

As long as your Living Benefit endorsement remains in effect, we require that you allocate your investments in accordance with the applicable minimum and maximum percentages applicable to the Living Benefit selected. All IncomeLOCK Plus endorsements require that 20% of your Purchase Payments (including Ineligible Purchase Payments) be allocated to Fixed Account Plus. All amounts not allocated to Fixed Account Plus, will be rebalanced on a quarterly basis through an automatic rebalancing program as discussed in more detail below.

The IncomeLOCK +6 (Options 1, 2 and 3) endorsement requires that the remaining 80% of Purchase Payments be allocated among the Dynamic Allocation Fund and the Group A Variable Account Options referenced below (excluding Fixed Account Plus and Short-Term Fixed Account). IncomeLOCK +6 (Custom Allocation) allows you to allocate Purchase Payments among the Variable Account Options from Groups A, B and C to create your personal investment portfolio, subject to the limitations provided in the table below, including that no more than 90% of each Purchase Payment may be allocated on a combined basis to Fixed Account Plus and Short-Term Fixed Account.

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If you purchased IncomeLOCK +8 or if you purchased IncomeLOCK +6 prior to February 25, 2013, see "IncomeLOCK Plus Endorsements Issued Prior to February 25, 2013" in this Appendix for more information regarding your investment restrictions.



Investment Group             Group A:                           Group B:                           Group C:
                           Bond, Cash and                     Equity Maximum                     Limited Equity
                           Fixed Accounts
-------------------------------------------------------------------------------------------------------------------------
Investment                  30%-Minimum                        0%-Minimum                         0%-Minimum
Restrictions               100%-Maximum                        70%-Maximum                        10%-Maximum
-------------------------------------------------------------------------------------------------------------------------
Variable Account  Fixed Account Plus                Aggressive Growth Lifestyle Fund    Ariel Appreciation Fund
Options           Short-Term Fixed Account          American Beacon Holland             Ariel Fund
and/or            Capital Conservation Fund           Large Cap Growth Fund             Emerging Economies Fund
Fixed Accounts    Core Bond Fund                    Asset Allocation Fund               Global Real Estate Fund
                  Government Money Market I Fund    Blue Chip Growth Fund               Health Sciences Fund
                  Government Money Market II Fund   Broad Cap Value Income Fund         International Opportunities Fund
                  Government Securities Fund        Capital Appreciation Fund           Invesco Balanced-Risk Commodity
                  Inflation Protected Fund          Conservative Growth Lifestyle Fund    Strategy Fund
                  International Government          Core Equity Fund                    Mid Cap Growth Fund
                    Bond Fund                       Dividend Value Fund                 Mid Cap Strategic Growth Fund
                  Strategic Bond Fund               Dynamic Allocation Fund             Nasdaq-100(R) Index Fund
                  Vanguard Long-Term Investment     Foreign Value Fund                  Science and Technology Fund
                    Grade Fund                      Global Social Awareness Fund        Small Cap Aggressive Growth Fund
                  Vanguard Long-Term Treasury Fund  Global Strategy Fund                Small Cap Fund
                                                    Growth Fund                         Small Cap Growth Fund
                                                    Growth & Income Fund                Small Cap Index Fund
                                                    High Yield Bond Fund                Small Cap Special Values Fund
                                                    International Equities Index Fund
                                                    International Growth Fund
                                                    Large Cap Core Fund
                                                    Large Capital Growth Fund
                                                    Large Cap Value Fund
                                                    Mid Cap Index Fund
                                                    Mid Cap Value Fund
                                                    Moderate Growth Lifestyle Fund
                                                    Socially Responsible Fund
                                                    Stock Index Fund
                                                    T. Rowe Price Retirement 2015 Fund
                                                    T. Rowe Price Retirement 2020 Fund
                                                    T. Rowe Price Retirement 2025 Fund
                                                    T. Rowe Price Retirement 2030 Fund
                                                    T. Rowe Price Retirement 2035 Fund
                                                    T. Rowe Price Retirement 2040 Fund
                                                    T. Rowe Price Retirement 2045 Fund
                                                    T. Rowe Price Retirement 2050 Fund
                                                    T. Rowe Price Retirement 2055 Fund
                                                    T. Rowe Price Retirement 2060 Fund
                                                    Value Fund
                                                    Vanguard LifeStrategy
                                                      Conservative Growth Fund
                                                    Vanguard LifeStrategy
                                                      Growth Fund
                                                    Vanguard LifeStrategy Moderate
                                                      Growth Fund
                                                    Vanguard Wellington Fund
                                                    Vanguard Windsor II Fund

--------------------------------------------------------------------------------


Investments are not permitted in the following:


Multi-Year Fixed Option - 3 years
-----------------------------------
Multi-Year Fixed Option - 5 years
-----------------------------------
Multi-Year Fixed Option - 7 years
-----------------------------------
Multi-Year Fixed Option - 10 years
-----------------------------------


Automatic Allocation to Fixed Account Plus

The 20% automatic allocation to Fixed Account Plus counts against the 30% of your investments that must be allocated to Group A (IncomeLOCK +6 endorsements with Custom Allocation only). The automatic allocation applies to all Purchase Payments, including Ineligible Purchase Payments that are not included in the calculation of the Benefit Base (and the Income Credit Base and Minimum Benefit Base, if applicable). The automatic allocation must remain invested in Fixed Account Plus for as long as the IncomeLOCK Plus benefit remains in effect. You may not transfer any portion of the automatic allocation to Fixed Account Plus to other investment options under the Contract. You may not request a specific percentage of any withdrawal be deducted solely from the automatic allocation to Fixed Account Plus. Rather, any withdrawal reduces the automatic allocation to Fixed Account Plus in the same proportion that the withdrawal reduces your Account Value.

Asset Rebalancing Program

We will automatically enroll you in an automatic asset rebalancing program, with quarterly rebalancing, because market performance and withdrawal activity may result in allocations inconsistent with the restrictions. We will also initiate immediate rebalancing in accordance with your automatic asset rebalancing instructions, after any of the following transactions:

  .   Any transfer or reallocation you initiate; or

  .   Any withdrawal you initiate.

If you initiate any transfer or reallocation, you must also at that time modify the automatic asset rebalancing instructions. Automatic transfers or Systematic Withdrawals will not result in immediate rebalancing but will wait until the next scheduled quarterly rebalancing.

Each Benefit Quarter, we will rebalance the Contract in accordance with the most current automatic asset rebalancing instructions on file. We will not rebalance your investment in Fixed Account Plus if it would result in the balance in Fixed Account Plus decreasing below the automatic allocation. If at any point for any reason, the automatic asset rebalancing instructions would result in allocations inconsistent with the restrictions, we will revert to your last instructions on file that are consistent with the restrictions whether for rebalancing or for allocation of a Purchase Payment and implement those at the next balancing.

You may modify the automatic asset rebalancing instructions at any time as long as they are consistent with the restrictions. If the Living Benefit is cancelled or terminated and the Contract remains in-force, investment restrictions will no longer apply.

We reserve the right to change the investment requirements at any time for prospectively issued Contracts. We may also revise the investment requirements for any existing Contract to the extent variable or fixed investment options are added, deleted, substituted, merged or otherwise reorganized. We will notify you of any changes to the investment requirements.

Additional Important Information Applicable to IncomeLOCK Plus

If you elect IncomeLOCK Plus, you will not be able to take a loan while this Living Benefit is in effect. You will need to wait until after the 5th Benefit Year anniversary (the earliest IncomeLOCK Plus termination date), terminate IncomeLOCK Plus and then take a loan. When you terminate IncomeLOCK Plus, you will lose any benefits that you may have had with this feature.

Withdrawals under these features are treated like any other withdrawal for the purpose of calculating taxable income, reducing your Account Value. The withdrawals count toward the 10% you may withdraw each Contract year without a surrender charge. See the "Fees and Charges" section of this prospectus.

Any withdrawals taken may be subject to a 10% tax penalty if you are under age 59 1/2 at the time of the withdrawal. For information about how these features are treated for income tax purposes, you should consult a qualified tax advisor concerning your particular circumstances. If you set up required minimum distributions ("RMD") and have elected this feature, your distributions must be set up on the automated minimum distribution withdrawal program administered by our Annuity Service Center. Withdrawals greater than the RMD determined solely with reference to this Contract and the benefits thereunder, without aggregating the Contract with any other contract or account, may reduce the benefits of these features. In addition, if you have a qualified Contract, tax law and the terms of the plan may restrict withdrawal amounts. See the "Surrender of Account Value" and "Federal Tax Matters" sections of this prospectus.


IncomeLOCK Plus may only be elected on your original Contract issue date, provided you meet the applicable issue age requirements. Note that these features and/or their components may not be available in your state. If you purchased IncomeLOCK +8 or if you purchased IncomeLOCK +6 prior to February 25, 2013, see "IncomeLOCK Plus Endorsements Issued Prior to February 25, 2013" in this Appendix for specific

--------------------------------------------------------------------------------


provisions applicable to these products. In addition, effective December 26, 2012, IncomeLOCK Plus is no longer available for new enrollments under plans which are subject to the requirements of Title I of ERISA. This discontinuance will not affect participants who have already elected IncomeLOCK or IncomeLOCK Plus under such plans. Check with your financial advisor for availability and any additional restrictions.

Any amounts that we may pay under a Living Benefit in excess of your Account Value are subject to the Company's financial strength and claims-paying ability. Excess Withdrawals may significantly reduce the value of or terminate the Living Benefit.


IncomeLOCK Plus Options


You may elect IncomeLOCK Plus only on your Contract issue date to cover either your life only or the lives of both you and your spouse. We refer to the person or persons whose lifetime withdrawals are guaranteed under IncomeLOCK Plus as the "Covered Person(s)." If your Contract is not owned by a natural person, references to Owner(s) apply to the Annuitant(s). If you purchased IncomeLOCK +8 or if you purchased IncomeLOCK +6 prior to February 25, 2013, see "IncomeLOCK Plus Endorsements Issued Prior to February 25, 2013" in this Appendix for specific provisions applicable to these products.


IncomeLOCK +6 locks in the greater of two values in determining the Benefit Base. The Benefit Base determines the basis of the Covered Person(s)' guaranteed lifetime benefit which must be taken in a series of withdrawals. Each consecutive one-year period starting from the Endorsement Date is considered a Benefit Year. While the Benefit Base is greater than zero, the Benefit Base is automatically locked in on each Benefit Anniversary, to the greater of (1) the highest Anniversary Value, or (2) the Benefit Base increased by any available Income Credit. The Income Credit is reduced but not eliminated in any Benefit Year in which withdrawals are less than 6% of the Benefit Base, thereby providing a guarantee that income can increase during the first 12 years, even after starting withdrawals. There is an additional guarantee if you do not take any withdrawals before the 12th Benefit Anniversary (the "Minimum Benefit Base"). In that situation, the Benefit Base will be increased to the Minimum Benefit Base if the Benefit Base on the 12th Benefit Anniversary is less than the Minimum Benefit Base, which is equal to 200% of the first Benefit Year's Eligible Purchase Payments.

Age Requirements and Covered Persons

To elect IncomeLOCK Plus, Covered Persons must meet the age requirements set forth below. The age requirement varies depending on the number of Covered Persons. The age requirements for other optional benefits and features under your Contract may be different than those listed here. You must meet the age requirement for those features in order to elect them.

If you elect one Covered Person:

                                          Covered Person
                      -----------------------------------
                                          Minimum Maximum
                                            Age     Age
                      -----------------------------------
                      One Covered Person    45      80
                      -----------------------------------

If you elect two Covered Persons:

                                Covered Person #1 Covered Person #2
                ---------------------------------------------------
                                Minimum  Maximum  Minimum  Maximum
                                  Age      Age      Age      Age
                ---------------------------------------------------
                Nonqualified:
                One Owner
                with Spousal
                Beneficiary       45       80       45     N/A(1)
                ---------------------------------------------------
                Qualified: One
                Owner with
                Spousal
                Beneficiary       45       80       45     N/A(1)
                ---------------------------------------------------

--------
(1) The age requirement is based solely on the single owner for purposes of issuing the Contract with the Living Benefit. The spousal beneficiary's age is not considered in determining the maximum issue age of the second Covered Person.

Covered Persons can be any of the following:

If you elect one Covered Person:

  .   The Contract Owner

  .   The annuitant (for Contracts not naturally-owned)

If you elect two Covered Persons:

  .   The Contract Owner and the 100% spousal primary beneficiary

  . The annuitant and the 100% spousal primary beneficiary (for Contracts not naturally-owned)

  .   Spousal joint annuitants (for Contracts not naturally-owned)

Ownership changes can affect IncomeLOCK Plus as follows:

If you elect one Covered Person:

An ownership change that removes the Covered Person cancels the feature. Ownership changes that do not cancel the feature:

   1. Change from a natural to a non-natural Contract Owner: the natural Contract Owner and the annuitant must be the same person; and

   2. Change from a non-natural Contract Owner to a natural Contract Owner: the new natural Contract Owner and the annuitant must be the same person.

--------------------------------------------------------------------------------


If you elect two Covered Persons:

Ownership changes that do not eliminate the second Covered Person's guarantee include:

   1. Change from a natural to a non-natural Contract Owner (the natural Contract Owner and the annuitant must be the same person); and

   2. Change from a non-natural Contract Owner to a natural Contract Owner (the new natural Contract Owner and the annuitant must be the same person).
Ownership changes that eliminate the second Covered Person's guarantee, but still provide the life guarantee for the first Covered Person include:

   1. Removal or replacement of the original spousal beneficiary; and

   2. Removal of second Covered Person as Contract Owner or spousal beneficiary as a result of a divorce settlement.

Note also that if a Contract is non-naturally owned, a change of annuitant is not permitted.

Amounts Received under the Benefit


The amount you can receive differs depending on the Income Credit option you have elected and whether the Account Value is greater than or equal to zero. While the Account Value is greater than zero, the Maximum Annual Withdrawal Percentage represents the percentage of the Benefit Base used to calculate the Maximum Annual Withdrawal Amount that may be withdrawn each Benefit Year without decreasing the Benefit Base or Income Credit Base. If the Account Value has been reduced to zero, the Protected Income Payment Percentage represents the percentage of the Benefit Base used to calculate the Protected Income Payment that the client will receive each year over the remaining lifetime of the Covered Person(s). See "If your Account Value is Reduced to Zero" under the heading "Withdrawals under the Living Benefits" below.


The applicable Maximum Annual Withdrawal Percentage and Protected Income Payment Percentage depend on the attained age of the Covered Person(s) at the time of the first withdrawal under the benefit, as set forth below. The first percentage represents the Maximum Annual Withdrawal Percentage and the second percentage represents the Protected Income Payment Percentage for each of the options shown.

                                 IncomeLOCK +6

-----------------------------------------------------------------------------------------------
       Number of Covered Persons
                  and
     Age of Covered Person at First          Income       Income        Income        Custom
              Withdrawal                    Option 1     Option 2      Option 3     Allocation
-----------------------------------------------------------------------------------------------
One Covered Person (Age 64 and Younger)   5.0% / 3.0%* 5.0% / 3.0%* 3.75% for Life 4.5% / 3.0%*
-----------------------------------------------------------------------------------------------
One Covered Person (Age 65 and Older)     5.5% / 4.0%  6.5% / 3.0%  5.0% for Life  4.5% / 4.0%
-----------------------------------------------------------------------------------------------
Two Covered Persons (Age 64 and Younger)  4.5% / 3.0%* 4.5% / 3.0%* 3.25% for Life 4.0% /3.0%*
-----------------------------------------------------------------------------------------------
Two Covered Persons (Age 65 and Older)    5.0% / 4.0%  6.0% / 3.0%  4.50% for Life 4.0% / 4.0%
-----------------------------------------------------------------------------------------------

 * The Protected Income Payment Percentage is 4% if the Benefit Base is increased to a new highest Anniversary Value on or after the Covered Person's 65/th/ birthday or, if two Covered Persons are elected, on or after the younger Covered Person's 65/th/ birthday.

Calculation of the Value of each Component of the Benefit


The benefit offered by IncomeLOCK Plus is calculated by considering the factors described below. If you purchased IncomeLOCK +8 or if you purchased IncomeLOCK +6 prior to February 25, 2013, see "IncomeLOCK Plus Endorsements Issued Prior to February 25, 2013" in this Appendix for specific provisions applicable to these products.


First, we determine the initial Benefit Base. We reserve the right to limit the Account Value that will be considered in the initial Benefit Base to $1.5 million (annual cap amount) without our prior approval. The initial Benefit Base is equal to the initial Purchase Payment, which must be at least $50,000. In addition, certain Purchase Payments received during the first year after your Contract issue date will be considered Eligible Purchase Payments and will immediately increase the Benefit Base.

Any Purchase Payments made in contract year 1 in excess of the annual cap amount as well as all Purchase Payments received after the first contract year are considered Ineligible Purchase Payments, and are not included in the Benefit Base. Note that the earnings on Ineligible Purchase Payments, however, are included in the Anniversary Value. Total Eligible Purchase Payments are limited to $1,500,000 (annual cap amount) without prior Company approval.

The Benefit Base is increased by each subsequent Eligible Purchase Payment, and is reduced proportionately for Excess Withdrawals, as defined below.

Second, we consider the Income Credit Period. The Income Credit Period is the period of time over which we calculate the Income Credit. The Income Credit Period begins on the Endorsement Date and ends 12 years thereafter. The Income Credit Period may not be extended.

--------------------------------------------------------------------------------


Third, we determine the Anniversary Value which equals your Account Value on any Benefit Anniversary minus any Ineligible Purchase Payments. The highest Anniversary Value is the current Anniversary Value that is greater than (1) all previous Anniversary Values; or (2) Eligible Purchase Payments.

Fourth, we determine the Income Credit Base which is used solely as a basis for calculating the Income Credit during the Income Credit Period. The initial Income Credit Base is equal to the initial Benefit Base. The Income Credit Base is increased by each subsequent Eligible Purchase Payment, and is reduced proportionately for Excess Withdrawals, as defined below.

Fifth, we determine the Income Credit.

The Income Credit is equal to 6% ("Income Credit Percentage") of the Income Credit Base, on each Benefit Anniversary during the Income Credit Period. If you take withdrawals in a Benefit Year that are in total less than 6% of the Benefit Base (and therefore, less than your Maximum Annual Withdrawal Amount), the Income Credit Percentage on the Benefit Year anniversary is reduced by a percentage calculated as the sum of all withdrawals taken during the preceding Benefit Year, divided by the Benefit Base. For example, if you take a withdrawal that is equal to 4% of the Benefit Base, the Income Credit Percentage for that Benefit Year is reduced from 6% to 2%. However, if you take a withdrawal that is greater than the Maximum Annual Withdrawal Amount in the preceding Benefit Year, the Income Credit for that Benefit Year is equal to zero.

Sixth, we determine the Maximum Annual Withdrawal Amount, which represents the maximum amount that may be withdrawn each Benefit Year while the Account Value is greater than zero, without reducing the Benefit Base, and if applicable, the Income Credit Base. The Maximum Annual Withdrawal Amount is calculated by multiplying the Benefit Base by the applicable Maximum Annual Withdrawal Percentage. If your Account Value is reduced to zero but your Benefit Base is greater than zero, the Protected Income Payment is determined by multiplying the Benefit Base by the applicable Protected Income Payment Percentage.

Finally, we consider any Excess Withdrawals. We define Excess Withdrawals as any withdrawal in a Benefit Year taken after the Maximum Annual Withdrawal Amount has been withdrawn, or any portion of a withdrawal that causes the total withdrawals in a Benefit Year to exceed the Maximum Annual Withdrawal Amount.

Increase of the Benefit Base and Income Credit Base

On each Benefit Anniversary, the Benefit Base is automatically increased to the greater of (1) the highest Anniversary Value; or (2) the current Benefit Base plus the Income Credit, if any. In addition, the Benefit Base can also be increased to at least the Minimum Benefit Base on the 12th Benefit Year anniversary, provided no withdrawals are taken prior to that anniversary.

On each Benefit Anniversary during the Income Credit Period (first 12 Benefit Years following the Endorsement Date), the Income Credit Base is automatically increased to the highest Anniversary Value, if the Benefit Base is also increased to the highest Anniversary Value. The Income Credit Base is not increased if an Income Credit is added to the Benefit Base.

Increases to your Benefit Base and Income Credit Base occur on Benefit Anniversaries while the Account Value is greater than zero. However, Eligible Purchase Payments can increase your Benefit Base and Income Credit Base at the time they are received. Your Benefit Base and Income Credit Base will not increase if your Account Value was higher on days other than the Benefit Anniversary.

In any Benefit Year during which subsequent Eligible Purchase Payments are allocated to your Contract, any remaining withdrawals of the Maximum Annual Withdrawal Amount will be based on the increased Maximum Annual Withdrawal Amount reduced by withdrawals previously taken in that Benefit Year. If the Benefit Base is increased on a Benefit Anniversary, the Maximum Annual Withdrawal Amount will be recalculated on that Benefit Anniversary, applicable to the coming Benefit Year, by multiplying the increased Benefit Base by the applicable Maximum Annual Withdrawal Percentage.


If the Account Value has been reduced to zero, the Benefit Base will no longer be recalculated on each Benefit Anniversary. See "If your Account Value is Reduced to Zero" under the heading "Withdrawals under the Living Benefits" below.


Cancellation of IncomeLOCK Plus

IncomeLOCK Plus may be cancelled by the Contract Owner on any Benefit Quarter Anniversary after the end of the 5/th/ Benefit Year. Cancellation will be effective on the Benefit Quarter Anniversary following receipt of a cancellation request and the fee will continue to be deducted up to and including the cancellation effective date. Prior fees taken are not returned upon cancellation. Once IncomeLOCK Plus is cancelled, the guarantees under the benefit are terminated, investment limitations no longer apply to the Contract and you may not re-elect IncomeLOCK Plus.

Automatic Termination of IncomeLOCK Plus

The feature and its corresponding fees will automatically and immediately terminate upon the occurrence of one of the following:

   1. Any Excess Withdrawal that reduces the Account Value and Benefit Base to zero.

   2. A death benefit is paid, and the Contract is terminated.

--------------------------------------------------------------------------------


   3. Full surrender or termination of the Contract.

   4. Full or partial annuitization of the Contract.

   5. Upon the death of the single Covered Person (for single life benefit).

   6. Upon the death of the second (surviving) Covered Person (for joint lives benefit).

   7. Any change of ownership except as noted above.

Withdrawals under the Living Benefits

The timing and amount of withdrawals will affect the amounts received under the Living Benefits, as set forth below in greater detail.

The amount of any withdrawal for any Living Benefit which exceeds the Maximum Annual Withdrawal Amount because of RMDs required to comply with the minimum distribution requirements of the Code section 401(a)(9) and related provisions of the Code and regulations, as determined solely with reference to this Contract and the benefits thereunder, will not be treated as an Excess Withdrawal providing that all of the following conditions are met:

(1) No withdrawals in addition to the RMD are taken in that same year;

(2) Any RMD withdrawal is based only on the value of the Contract (including endorsements) and the benefits thereunder;

(3) If the Endorsement Date is on or before the Required Beginning Date (RBD) of the RMD, you take the first yearly RMD withdrawal in the calendar year you attain age 70 1/2, or retire, if applicable; and

(4) You do not make any RMD withdrawal that would result in you being paid in any Benefit Year more than one calendar year's RMD amount.

Any portion of a RMD withdrawal that is based on amounts greater than those set forth above will be considered an Excess Withdrawal.

If you have elected IncomeLOCK +6 and the RMD amount is greater than the Maximum Annual Withdrawal Amount, but less than 6% of the Benefit Base, an Income Credit will be included in determining any Benefit Base increase in that Benefit Year.

Withdrawals made under these Living Benefits are treated like any other withdrawals under the Contract for purposes of calculating taxable income, reducing the Account Value, deducting applicable surrender charges or market value adjustments, applying fixed account withdrawal restrictions or free withdrawal amounts and any other features, benefits and conditions of the Contract. The sum of withdrawals in any Benefit Year up to the Maximum Annual Withdrawal Amount will not be assessed a surrender charge.

You should not elect a Living Benefit if you plan to take Excess Withdrawals since those withdrawals may significantly reduce the value of or terminate the Living Benefit.

Withdrawal under IncomeLOCK Plus

The Maximum Annual Withdrawal Amount, the Benefit Base and the Income Credit Base may change over time as a result of the timing and amount of withdrawals. If you take a withdrawal before the 12th Benefit Year anniversary, your Benefit Base is not eligible to be increased to the Minimum Benefit Base.

Withdrawals during a Benefit Year that in total are less than or equal to the Maximum Annual Withdrawal Amount will not reduce the Benefit Base or Income Credit Base. However, if you choose to take less than the Maximum Annual Withdrawal Amount in any Benefit Year, you may not carry over the unused amount for withdrawal in subsequent years.

Excess Withdrawals reduce your Benefit Base on the date the Excess Withdrawal occurs. Any Excess Withdrawal in a Benefit Year reduces the Benefit Base in the same proportion by which the Account Value is reduced by the Excess Withdrawal. As a result of a reduction of the Benefit Base, the new Maximum Annual Withdrawal Amount will be equal to the reduced Benefit Base multiplied by the applicable Maximum Annual Withdrawal Percentage. The last recalculated Maximum Annual Withdrawal Amount in a given Benefit Year is available for withdrawal at the beginning of the next Benefit Year and may be lower than the previous Benefit Year's Maximum Annual Withdrawal Amount. When the Account Value is less than the Benefit Base, Excess Withdrawals will reduce the Benefit Base by an amount which is greater than the amount of the Excess Withdrawal. In addition, no Income Credit will be added to the Benefit Base in that Benefit Year.

The impact of withdrawals on specific factors is further explained below:

Benefit Base and Income Credit Base: If the sum of withdrawals in any Benefit Year exceeds the Maximum Annual Withdrawal Amount, the Benefit Base and Income Credit Base will be reduced for those withdrawals. For each Excess Withdrawal taken, the Benefit Base and Income Credit Base are reduced in the same proportion by which the Account Value is reduced by the amount in excess of the Maximum Annual Withdrawal Amount.

Maximum Annual Withdrawal Amount: The Maximum Annual Withdrawal Amount is recalculated each time there is a change in the Benefit Base. Accordingly, if the sum of withdrawals in any

--------------------------------------------------------------------------------

Benefit Year does not exceed the Maximum Annual Withdrawal Amount for that year, the Maximum Annual Withdrawal Amount will not change for the next year unless your Benefit Base is increased. If you take an Excess Withdrawal, the Maximum Annual Withdrawal Amount will be recalculated by multiplying the reduced Benefit Base by the existing Maximum Annual Withdrawal Percentage. This recalculated Maximum Annual Withdrawal Amount is available for withdrawal at the beginning of the next Benefit Year and may be lower than your previous Maximum Annual Withdrawal Amount.

Protected Income Payment: If the Benefit Base is greater than zero, but the Account Value has been reduced to zero, we will pay any remaining Maximum Annual Withdrawal Amount for the current Benefit Year. Thereafter, you will receive the Protected Income Payment each year over the remaining lifetime of the Covered Person(s) which is calculated by multiplying the Benefit Base by the applicable Protected Income Payment Percentage. The Benefit Base is no longer increased on Benefit Anniversaries after the Account Value has been reduced to zero. As a result, the Protected Income Payment is calculated once and will not change. See "If your Account Value is Reduced to Zero" below.

If your Account Value is Reduced to Zero

All withdrawals from the Contract, including withdrawals under IncomeLOCK Plus, will reduce your Account Value. Unfavorable investment experience and/or fees may also reduce your Account Value. If the Account Value is reduced to zero but the Benefit Base is greater than zero, we will pay the remaining Maximum Annual Withdrawal Amount. Thereafter we will pay the Protected Income Payment over the remaining lifetime of the Covered Person(s).

If an Excess Withdrawal reduces your Account Value to zero, no further benefits are payable under the Contract and your Contract along with IncomeLOCK Plus will terminate.

If your Account Value is reduced to zero, you may no longer make subsequent Purchase Payments or transfers, and no death benefit is payable. Therefore, you should be aware that, particularly during times of unfavorable investment performance, withdrawals taken under IncomeLOCK Plus may reduce the Account Value to zero, thereby terminating any other benefits of the Contract. In addition, an Income Credit is not available if the Account Value is reduced to zero, even if a benefit remains payable.

When the Account Value equals zero but the Benefit Base is greater than zero, to receive any remaining Living Benefit, you must select one of the following options for payment:

1. The Protected Income Payment divided equally and paid on a monthly, quarterly, semi-annual or annual frequency as selected by you until the date of death of the Covered Person(s); or

2. Any payment option mutually agreeable between you and us.

Once you elect a payment option, it cannot be changed. If you do not select a payment option above, the remaining benefit will be paid as an amount based on the Protected Income Payment Percentage. This amount will be divided equally and paid on a quarterly basis until the date of death of the Covered Person(s).

Latest Annuity Date

If the Account Value is greater than zero and you have reached the latest Annuity Date, if applicable, the Maximum Annual Withdrawal Amount is no longer available for withdrawal under IncomeLOCK Plus. Rather, the Protected Income Payment will be calculated by multiplying the Benefit Base by the Protected Income Payment Percentage and paid until the death(s) of the Covered Person(s), as discussed under "If your Account Value is Reduced to Zero" above.

If the Account Value and the Benefit Base are greater than zero on the latest Annuity Date, you must select one of the following options:

1. Annuitize the Account Value under the Contract's annuity provisions; or

2. Elect to receive the Protected Income Payment on the latest Annuity Date, divided equally and paid on a monthly, quarterly, semi-annual or annual frequency as selected by you until the date of death of the Covered Person(s); or

3. Any payment option mutually agreeable between you and us.

If you do not elect an option listed above, on the latest Annuity Date, we may annuitize the Account Value in accordance with one of the single or joint life and period certain options under the Annuity Provisions of the Contract or payments that do not exceed your life expectancy as required by the Internal Revenue Service ("IRS").

Death Benefits under IncomeLOCK Plus

If there is one Covered Person and that person dies, the surviving spousal Beneficiary may elect to:

1. Make a death claim if the Account Value is greater than zero, which terminates IncomeLOCK Plus and the Contract; or

2. Continue the Contract if the Account Value is greater than zero, without IncomeLOCK Plus and its corresponding fee.

--------------------------------------------------------------------------------


If there are two Covered Persons, upon the death of one Covered Person, the surviving Covered Person may elect to:

1. Make a death claim if the Account Value is greater than zero, which terminates IncomeLOCK Plus and the Contract; or

2. Continue the Contract with IncomeLOCK Plus and its corresponding fee.

The components of IncomeLOCK Plus in effect at the time of such continuation will not change. The surviving Covered Person can elect to receive withdrawals in accordance with the provisions of IncomeLOCK Plus elected based on the age of the younger Covered Person at the time the first withdrawal was taken. If no withdrawals were taken prior to the continuation, the Maximum Annual Withdrawal Percentage and the Protected Income Payment Percentage will be based on the age of the surviving Covered Person at the time the first withdrawal is taken. If the continuation occurs during the Income Credit Period, the surviving Covered Person will continue to receive any increases to the Benefit Base for highest Anniversary Values or if applicable, any Income Credit while the Account Value is greater than zero. The surviving Covered Person is also eligible to receive the Minimum Benefit Base on the 12th Benefit Anniversary if no withdrawals have been taken during the first 12 Benefit Years following the Endorsement Date.

Upon the death of the Covered Person(s), if the Account Value is greater than zero, a Beneficiary who is not a Covered Person must make an election under the death benefit provisions of the Contract, which terminates IncomeLOCK Plus.


For more information on death benefits, see "Death Benefits" in the prospectus.



IncomeLOCK Plus Endorsements Issued Prior to February 25, 2013

Effective February 25, 2013, the IncomeLOCK +8 living benefit is no longer available for purchase. If you elected IncomeLOCK +6 or IncomeLOCK +8 prior to February 25, 2013, the following provisions are applicable to this feature. All other IncomeLOCK Plus information provided in this Appendix under the heading "IncomeLOCK Plus" above applies to your Living Benefit except the following:


Fee Tables


The IncomeLOCK Plus fee is calculated as a percentage of the Benefit Base./1/


For Endorsement Dates of December 26, 2012 through February 24, 2013:


            -------------------------------------------------------
                                                          Maximum
                                                        Annualized
                                              Maximum    Fee Rate
             Number of Covered   Initial Fee Annual Fee Decrease or
                 Persons            Rate      Rate/2/   Increase/3/
            -------------------------------------------------------
            One Covered Person      1.10%      2.20%     +/-0.25%
            -------------------------------------------------------
            Two Covered Persons     1.35%      2.70%     +/-0.25%
            -------------------------------------------------------


For Endorsement Dates of May 1, 2012 through December 25, 2012:


            -------------------------------------------------------
                                                          Maximum
                                                        Annualized
                                              Maximum    Fee Rate
             Number of Covered   Initial Fee Annual Fee Decrease or
                 Persons            Rate      Rate/2/   Increase/3/
            -------------------------------------------------------
            One Covered Person      1.30%      2.60%     +/-0.25%
            -------------------------------------------------------
            Two Covered Persons     1.55%      3.10%     +/-0.25%
            -------------------------------------------------------


For Endorsement Dates prior to May 1, 2012:


            --------------------------------------------------------
                                                           Maximum
                                                         Annualized
                                              Maximum     Fee Rate
             Number of Covered   Initial Fee   Annual     Decrease
                 Persons            Rate     Fee Rate/2/ or Increase
            --------------------------------------------------------
            One Covered Person      1.10%      2.20%      +/-0.25%
            --------------------------------------------------------
            Two Covered Persons     1.35%      2.70%      +/-0.25%
            --------------------------------------------------------


The fee rate can increase or decrease no more than 0.0625% each Benefit Quarter (0.25%/4).

IncomeLOCK Plus Features

IncomeLOCK Plus offers guaranteed lifetime income plus the opportunity to increase income by locking in the greater of either the Contract's highest Anniversary Value or an annual Income Credit. IncomeLOCK Plus was available with two separate Income Credit options: IncomeLOCK +6, with a 6% Income Credit, and IncomeLOCK +8, with an 8% Income Credit. The annual Income Credit is an amount we may add to the Benefit Base each year for the first 12 Benefit Years. Although IncomeLOCK +6 is still available for purchase as of the date of

--------

/1/ The fee is assessed against the Benefit Base which determines the basis of the Covered Person(s) guaranteed lifetime benefit. The fee is deducted from your Account Value at the end of the first quarter following election and quarterly thereafter. For a complete description of how the Benefit Base is calculated for IncomeLOCK Plus, see "IncomeLOCK Plus -- IncomeLOCK Plus Options" in this Appendix.
/2/ The Initial Annual Fee Rate is guaranteed not to change for the first Benefit Year. Subsequently, the fee rate may change quarterly subject to the parameters identified in the table below. Any fee adjustment is based on a non-discretionary formula tied to the change in the Volatility Index ("VIX(R)"), an index of market volatility reported by the Chicago Board Options Exchange. If the VIX increases or decreases on a Benefit Quarter Anniversary, your fee rate will increase or decrease accordingly. See "IncomeLOCK Plus -- IncomeLOCK Plus Fee Formula" in this Appendix.
/3/  The Minimum Annual Fee Rate for IncomeLOCK Plus is 0.60%.

--------------------------------------------------------------------------------

this prospectus, IncomeLOCK +8 is no longer available as of February 25, 2013.

Income Credit Options

The annual Income Credit is an amount we may add to the Benefit Base each year for the first 12 Benefit Years.

For IncomeLOCK +6, the Income Credit is reduced but not eliminated in any Benefit Year in which cumulative withdrawals are less than 6% of the Benefit Base, thereby providing a guarantee that income can increase during the first 12 years even after starting withdrawals.

For IncomeLOCK +8, the Income Credit is only available in years when no withdrawals are taken.

After the expiration of the Income Credit Period your Benefit Base may continue to be increased to lock in a higher Anniversary Value. In addition, if no withdrawals are taken during the first 12 years, on the 12th Benefit Anniversary, your Benefit Base will be increased to the Minimum Benefit Base if the Benefit Base is less than this Minimum Benefit Base. The Minimum Benefit Base is equal to 200% of the first Benefit Year's Eligible Purchase Payments if the feature is added on the original Contract issue date or 200% of your Account Value on the Endorsement Date if the feature was added after your original Contract issue date and prior to May 1, 2012.

Amounts Received Under IncomeLOCK Plus

You may begin taking withdrawals as early as age 45. If you elected IncomeLOCK+6 on December 26, 2012 through February 24, 2013, the withdrawal percentage you receive while the Living Benefit is in effect varies according to the Income Credit Option you elected (Option 1, 2, 3 or Custom Allocation).

In addition, if you elected IncomeLOCK +6 or IncomeLOCK +8, your withdrawal percentage will vary primarily depending on (1) whether you elected one or two Covered Persons, (2) the age of the Covered Person(s) at the time of the first withdrawal and (3) whether the Account Value is greater than or equal to zero.


While the Account Value is greater than zero, the MAWP represents the percentage of the Benefit Base used to calculate the MAWA that may be withdrawn each Benefit Year without decreasing the Benefit Base or Income Credit Base. If the Account Value has been reduced to zero, the PIPP represents the percentage of the Benefit Base used to calculate the Protected Income Payment that the client will receive each year over the remaining lifetime of the Covered Person(s). See "IncomeLOCK Plus -- If your Account Value is Reduced to Zero" under the heading "Withdrawals under the Living Benefits" in the prospectus.


The percentage of the Benefit Base that is guaranteed by the Living Benefits while the Account Value is greater than zero, or the MAWP, ranges from 5% to 6% for IncomeLOCK Plus with an Endorsement Date prior to May 1, 2012 and ranges from 4.5% to 5.5% for IncomeLOCK Plus with an Endorsement Date of May 1, 2012 through December 25, 2012. The percentage of the Benefit Base that is guaranteed by the Living Benefits while the Account Value has been reduced to zero, or the PIPP, ranges from 3% to 4%. The MAWP and PIPP will vary based on
(1) the Living Benefit selected (IncomeLOCK +6 or IncomeLOCK +8), (2) whether there are one or two Covered Person(s), (3) the age of the Covered Person(s) at the time of the first withdrawal, and (4) the Endorsement Date of the Living Benefit.

Note, however, that taxable distributions received before you attain age 59 1/2 are subject to a 10% penalty tax in addition to regular income tax unless an exception applies (both the penalty tax and the exceptions are discussed in the "Federal Tax Matters" section in the prospectus).

The applicable MAWP and PIPP depend on the attained age of the Covered Person(s) at the time of the first withdrawal under the benefit, as set forth below. The first percentage represents the MAWP and the second percentage represents the PIPP for each of the options shown.

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For IncomeLOCK Plus with an Endorsement Date on December 26, 2012 through February 24, 2013:

                                 IncomeLOCK +6

---------------------------------------------------------------------------------------
       Number of Covered Persons
                  and
    Age of Covered Person at First         Income    Income       Income       Custom
              Withdrawal                  Option 1  Option 2     Option 3    Allocation
---------------------------------------------------------------------------------------
One Covered Person (Age 64 and Younger)  5.5% / 3%* 5.5% / 3% 3.75% for Life 4.5% / 3%*
---------------------------------------------------------------------------------------
One Covered Person (Age 65 and Older)    5.5% / 4%  6.5% / 3%  5% for Life   4.5% / 4%
---------------------------------------------------------------------------------------
Two Covered Persons (Age 64 and Younger   5% / 3%*   5% / 3%  3.25% for Life  4% / 3%*
---------------------------------------------------------------------------------------
Two Covered Persons (Age 65 and Older)    5% / 4%    6% / 3%  4.50% for Life  4% / 4%
---------------------------------------------------------------------------------------

 * The PIPP is 4% if the Benefit Base is increased to a new Highest Anniversary Value on or after the Covered Person's 65/th /birthday or, if two Covered Persons are elected, on or after the younger Covered Person's 65/th/ birthday.

                                 IncomeLOCK +8

            -------------------------------------------------------
                   Number of Covered Persons
                             and                          MAWP
                Age of Covered Person at First            and
                          Withdrawal                      PIPP
            -------------------------------------------------------
            One Covered Person (Age 64 and Younger)  3.75% for Life
            -------------------------------------------------------
            One Covered Person (Age 65 and Older)    4.75% for Life
            -------------------------------------------------------
            Two Covered Persons (Age 64 and Younger  3.25% for Life
            -------------------------------------------------------
            Two Covered Persons (Age 65 and Older)   4.25% for Life
            -------------------------------------------------------

For IncomeLOCK Plus with an Endorsement Date of May 1, 2012 through December 25, 2012:

             -----------------------------------------------------
             Number of Covered Persons and
             Age of Covered Person at First  IncomeLOCK IncomeLOCK
                      Withdrawal                 +6         +8
             -----------------------------------------------------
              One Covered Person (Age 64
                and Younger)                 5.5% / 3%    5% / 3%
             -----------------------------------------------------
              One Covered Person (Age 65
                and Older)                   5.5% / 4%    5% / 4%
             -----------------------------------------------------
              Two Covered Persons (Age 64
                and Younger                    5% / 3%  4.5% / 3%
             -----------------------------------------------------
              Two Covered Persons (Age 65
                and Older)                     5% / 4%  4.5% / 4%
             -----------------------------------------------------

For IncomeLOCK Plus with an Endorsement Date prior to May 1, 2012:

             -----------------------------------------------------
             Number of Covered Persons and
             Age of Covered Person at First  IncomeLOCK IncomeLOCK
                      Withdrawal                 +6         +8
             -----------------------------------------------------
              One Covered Person (Age 64
                and Younger)                   6% / 3%  5.5% / 3%
             -----------------------------------------------------
              One Covered Person (Age 65
                and Older)                      6% /4%  5.5% / 4%
             -----------------------------------------------------
              Two Covered Persons (Age 64
                and Younger                  5.5% / 3%    5% / 3%
             -----------------------------------------------------
              Two Covered Persons (Age 65
                and Older)                    5.5% /4%    5% / 4%
             -----------------------------------------------------

Investment Restrictions

As long as your Living Benefit endorsement remains in effect, we require that you allocate your investments in accordance with the applicable minimum and maximum percentages applicable to the Living Benefit selected. All IncomeLOCK Plus endorsements require that a percentage of your Purchase Payments (including Ineligible Purchase Payments) be allocated to Fixed Account Plus (15% if your Endorsement Date was before May 1, 2012 and 20% if your Endorsement Date was after May 1, 2012). All amounts not allocated to Fixed Account Plus, will be rebalanced on a quarterly basis through an automatic rebalancing program as discussed in more detail below.

Living Benefits Elected on December 26, 2012 through February 24, 2013. The IncomeLOCK +6 (Options 1, 2 and 3) and IncomeLOCK +8 endorsements require that the remaining 80% of Purchase Payments be allocated among the Dynamic Allocation Fund and the Group A Variable Account Options referenced below (excluding Fixed Account Plus and Short-Term Fixed Account). The IncomeLOCK +6 endorsement with Custom Allocation allows you to allocate Purchase Payments among the Variable Account Options from Groups A, B and C to create your personal investment portfolio, subject to the limitations provided in the table below, including that no more than 90% of each Purchase Payment may be allocated on a combined basis to Fixed Account Plus and Short-Term
Fixed Account.

--------------------------------------------------------------------------------


Living Benefits Elected prior to December 26, 2012. If you elected IncomeLOCK Plus prior to December 26, 2012, you may combine Variable Account Options from Groups A, B and C to create your personal investment portfolio in accordance with the minimum and maximum percentages below.


        ----------------------------------------------------------------
        Investment  Investment    Variable Account Options and/or Fixed
          Group     Restrictions                Accounts
        ----------------------------------------------------------------
        Group A:      30%/4/        Fixed Account Plus
        Bond, Cash    Minimum       Short-Term Fixed Account
        and            100%         Capital Conservation Fund
        Fixed         Maximum       Core Bond Fund
        Accounts                    Government Money Market I Fund
                                    Government Money Market II Fund
                                    Government Securities Fund
                                    Inflation Protected Fund
                                    International Government
                                      Bond Fund
                                    Strategic Bond Fund
                                    Vanguard Long-Term Investment
                                      Grade Fund
                                    Vanguard Long-Term
                                      Treasury Fund
        ----------------------------------------------------------------


        ----------------------------------------------------------------
        Investment  Investment    Variable Account Options and/or Fixed
          Group     Restrictions                Accounts
        ----------------------------------------------------------------
        Group B:        0%         Aggressive Growth Lifestyle Fund
        Equity        Minimum      American Beacon Holland Large
        Maximum         70%          Cap Growth Fund
                      Maximum      Asset Allocation Fund
                                   Blue Chip Growth Fund
                                   Broad Cap Value Income Fund
                                   Capital Appreciation Fund
                                   Conservative Growth Lifestyle Fund
                                   Core Equity Fund
                                   Dividend Value Fund
                                   Dynamic Allocation Fund
                                   Emerging Economies Fund/5/
                                   Foreign Value Fund
                                   Global Social Awareness Fund
                                   Global Strategy Fund
                                   Growth Fund
                                   Growth & Income Fund
                                   High Yield Bond Fund
                                   International Equities Index Fund
                                   International Growth Fund
                                   Large Cap Core Fund
                                   Large Capital Growth Fund
                                   Large Cap Value Fund
                                   Mid Cap Index Fund
                                   Mid Cap Value Fund
                                   Moderate Growth Lifestyle Fund
                                   Socially Responsible Fund
                                   Stock Index Fund
                                   T. Rowe Price Retirement 2015 Fund
                                   T. Rowe Price Retirement 2020 Fund
                                   T. Rowe Price Retirement 2025 Fund
                                   T. Rowe Price Retirement 2030 Fund
                                   T. Rowe Price Retirement 2035 Fund
                                   T. Rowe Price Retirement 2040 Fund
                                   T. Rowe Price Retirement 2045 Fund
                                   T. Rowe Price Retirement 2050 Fund
                                   T. Rowe Price Retirement 2055 Fund
                                   T. Rowe Price Retirement 2060 Fund
                                   Value Fund
                                   Vanguard LifeStrategy Conservative
                                     Growth Fund
                                   Vanguard LifeStrategy Growth Fund
                                   Vanguard LifeStrategy Moderate
                                     Growth Fund
                                   Vanguard Wellington Fund
                                   Vanguard Windsor II Fund
        ----------------------------------------------------------------


--------

/4/ 20% of each investment, including Ineligible Purchase Payments (if any), is automatically allocated to Fixed Account Plus for as long as IncomeLOCK Plus remains in effect. (See also "Automatic Allocation to Fixed Account Plus" in this Appendix.)
/5/ For Living Benefits with an Endorsement Date prior to November 1, 2011, the Emerging Economies Fund is in Group B. For Living Benefits with an Endorsement Date on or after November 1, 2011, the Emerging Economies Fund is in Group C.

--------------------------------------------------------------------------------


        ----------------------------------------------------------------
        Investment  Investment    Variable Account Options and/or Fixed
          Group     Restrictions                Accounts
        ----------------------------------------------------------------
        Group C:        0%          Ariel Appreciation Fund
        Limited       Minimum       Ariel Fund
        Equity          10%         Emerging Economies Fund/5/
                      Maximum       Global Real Estate Fund
                                    Health Sciences Fund
                                    International Opportunities Fund
                                    Invesco Balanced-Risk Commodity
                                      Strategy Fund
                                    Mid Cap Growth Fund
                                    Mid Cap Strategic Growth Fund
                                    Nasdaq-100(R) Index Fund
                                    Science and Technology Fund
                                    Small Cap Aggressive Growth Fund
                                    Small Cap Fund
                                    Small Cap Growth Fund
                                    Small Cap Index Fund
                                    Small Cap Special Values Fund
                                    Small Cap Value Fund
                                    Small-Mid Growth Fund
        ----------------------------------------------------------------


Investments are not permitted in the following:


Multi-Year Fixed Option - 3 years
-----------------------------------
Multi-Year Fixed Option - 5 years
-----------------------------------
Multi-Year Fixed Option - 7 years
-----------------------------------
Multi-Year Fixed Option - 10 years
-----------------------------------


Automatic Allocation to Fixed Account Plus

We will automatically allocate 15% of each Purchase Payment to Fixed Account Plus if your Endorsement Date was prior to May 1, 2012 or 20% of each Purchase Payment to Fixed Account Plus if your Endorsement Date was after May 1, 2012.

The automatic allocation applies to all Purchase Payments, including Ineligible Purchase Payments that are not included in the calculation of the Benefit Base (and the Income Credit Base and Minimum Benefit Base, if applicable). The automatic allocation must remain invested in Fixed Account Plus for as long as the IncomeLOCK Plus benefit remains in effect. You may not transfer any portion of the automatic allocation to Fixed Account Plus to other investment options under the Contract. You may not request a specific percentage of any withdrawal be deducted solely from the automatic allocation to Fixed Account Plus. Rather, any withdrawal reduces the automatic allocation to Fixed Account Plus in the same proportion that the withdrawal reduces your Account Value.

Asset Rebalancing Program.

If you elected IncomeLOCK Plus, you are automatically enrolled in an automatic asset rebalancing program, with quarterly rebalancing, because market performance and withdrawal activity may result in allocations inconsistent with the investment restrictions noted above. We will also initiate immediate rebalancing in accordance with your automatic asset rebalancing instructions, after any of the following transactions:

  .   Any transfer or reallocation you initiate; or

  .   Any withdrawal you initiate.

If you initiate any transfer or reallocation, you must also at that time modify the automatic asset rebalancing instructions. Automatic transfers or Systematic Withdrawals will not result in immediate rebalancing but will wait until the next scheduled quarterly rebalancing.


Each Benefit Quarter, we will rebalance the Contract in accordance with the most current automatic asset rebalancing instructions on file. We will not rebalance your investment in Fixed Account Plus if it would result in the balance in Fixed Account Plus decreasing below the 15% or 20% automatic allocation referenced above. If at any point for any reason, the automatic asset rebalancing instructions would result in allocations inconsistent with the restrictions, we will revert to your last instructions on file that are consistent with the restrictions whether for rebalancing or for allocation of a Purchase Payment and implement those at the next balancing. See the "IncomeLOCK Plus Features -- Asset Rebalancing Program" section of this Appendix for additional details of the automatic rebalancing program.

See the "IncomeLOCK Plus Features -- Additional Important Information about IncomeLOCK Plus" section in this Appendix for information about your Living Benefit.


IncomeLOCK Plus Options

If you elected IncomeLOCK +8, the Income Credit is eliminated in any Benefit Year in which you take a withdrawal.

Calculation of the Value of each Component of the Benefit


The calculation of the initial Benefit Base for IncomeLOCK +6 with Endorsement Dates prior to December 26, 2012 and for IncomeLOCK +8 with Endorsement Dates prior to February 25, 2013 is set forth below. If you elected IncomeLOCK Plus on or after December 26, 2012, see the section of this Appendix titled "Calculation of the Value of each Component of the Benefit" under the heading "IncomeLOCK Plus -- IncomeLock Plus Options."


--------

/5/ For Living Benefits with an Endorsement Date prior to November 1, 2011, the Emerging Economies Fund is in Group B. For Living Benefits with an Endorsement Date on or after November 1, 2011, the Emerging Economies Fund is in Group C.

--------------------------------------------------------------------------------



The calculation of other components of the Living Benefit, including the Income Credit Period, the Anniversary Value, the Income Credit Base, the Income Credit (if you elected IncomeLOCK +6), the MAWA and Excess Withdrawals, is calculated as set forth in the section of this Appendix titled "Calculation of the Value of each Component of the Benefit" under the heading "IncomeLOCK Plus -- IncomeLOCK Plus Options."


First, we determine the initial Benefit Base. If IncomeLOCK Plus was selected prior to May 1, 2012, the initial Benefit Base is equal to the Account Value on the Endorsement Date, which must be at least $50,000. We reserve the right to limit the Account Value that will be considered in the initial Benefit Base to $1.5 million without our prior approval. If IncomeLOCK Plus is selected at Contract issue, the initial Benefit Base is equal to the initial Purchase Payment, which must be at least $50,000.

In addition, if IncomeLOCK Plus was selected prior to December 26, 2012, certain Purchase Payments received during the first five years after your Contract issue date will be considered Eligible Purchase Payments and will immediately increase the Benefit Base, as follows:

1. 100% of Purchase Payments received in the first contract year; and

2. Purchase Payments received in each of contract years 2-5, capped each year at an amount equal to 200% of the Purchase Payments received in contract year 1.

For example, if you made a $100,000 Purchase Payment in contract year 1, Eligible Purchase Payments will include additional Purchase Payments of up to $200,000 for contract years 2-5 for a grand total maximum of $900,000 of Eligible Purchase Payments.

Any Purchase Payments made after your Endorsement Date (if IncomeLOCK Plus was selected after Contract issue), or any Purchase Payments made in contract years 2-5 in excess of the annual cap amount as well as all Purchase Payments received after the 5th contract year (if IncomeLOCK Plus is selected at Contract issue) are considered Ineligible Purchase Payments, and are not included in the Benefit Base.

If IncomeLOCK +8 was selected on December 26, 2012 through February 24, 2013, certain Purchase Payments received during the first year after your Contract issue date will be considered Eligible Purchase Payments and will immediately increase the Benefit Base.

Note that the earnings on Ineligible Purchase Payments, however, are included in the Anniversary Value. Total Eligible Purchase Payments are limited to $1,500,000 without prior Company approval.

The Benefit Base is increased by each subsequent Eligible Purchase Payment, and is reduced proportionately for Excess Withdrawals.

If you elect IncomeLOCK +8, the Income Credit is 8% of the Income Credit Base, on each Benefit Anniversary during the Income Credit Period. The Income Credit may only be added to the Benefit Base if no withdrawals are taken in a Benefit Year. For example, if you take a withdrawal in Benefit Year 2, you will not be eligible for an Income Credit to be added to your Benefit Base on your second Benefit Anniversary; however, if you do not take a withdrawal in Benefit Year 3, you will be eligible for an Income Credit to be added to your Benefit Base on your third Benefit Anniversary.


See "IncomeLOCK Plus Options -- Cancellation of IncomeLOCK Plus" under the heading "IncomeLOCK Plus" for information on how you may cancel your Living Benefit.


Automatic Termination of IncomeLOCK Plus


In addition to the termination events discussed in this Appendix in the section titled "IncomeLOCK Plus Options -- Automatic Termination of IncomeLOCK Plus" under the heading "IncomeLOCK Plus", the feature and its corresponding fees will automatically and immediately terminate upon the occurrence of one of the following:


1. The Contract Owner elects to take a loan from the Contract while the benefit is in effect.

2. The Contract Owner elects to add Guided Portfolio Services or Guided Portfolio Advantage while the benefit is in effect.

Surrender of Account Value

If you have elected IncomeLOCK +8, no Income Credit will be included in the calculation of the Benefit Base when an RMD is taken.


Loans

If you elected IncomeLOCK Plus prior to December 26, 2012 and then take a loan while your Living Benefit is in effect, the Living Benefit will automatically terminate and you will lose any benefits that you may have had with these features.


IncomeLOCK

IncomeLOCK, a Living Benefit, is no longer offered. If you elected IncomeLOCK, the following provisions are applicable to this feature.

--------------------------------------------------------------------------------


In addition to the defined terms in the prospectus, the following defined terms are applicable to the IncomeLOCK Living Benefit:

Anniversary Value -- the Account Value minus any Ineligible Purchase Payments, as measured on any Benefit Anniversary during the MAV Evaluation Period.



Maximum Anniversary Value ("MAV") Evaluation Period -- the period beginning on the Endorsement Date and ending on the 10th Benefit Anniversary for IncomeLOCK.

Minimum Withdrawal Period ("MWP") -- the minimum period over which you may take withdrawals under IncomeLOCK, if withdrawals are not taken under the lifetime withdrawal option.

Extension Offer

The information below is important to you if you purchased a Contract between May 1, 2006 and July 5, 2010 and you elected the IncomeLOCK living benefit. As described this Appendix, the initial MAV Evaluation Period ends after the tenth contract year. On or about your tenth contract anniversary you will have an opportunity to extend the MAV Evaluation Period (the "Extension") for an additional ten years. In choosing the Extension, your fee will change as detailed below. No other parameters or terms of your current benefit will change as a result of the Extension.

If you do not wish to elect the Extension, no further action is required by you. Your benefit will continue without change. You will continue to pay the same fee and can take the Maximum Annual Withdrawal Amount (MAWA) in effect at the end of the MAV Evaluation Period. However, your Benefit Base will no longer be adjusted for higher anniversary values. Please note that if you do not elect the Extension when it is offered, you will not be permitted to extend the MAV Evaluation Period in the future. As with all important financial decisions, we recommend that you discuss this with your financial advisor.

To elect the Extension, you must complete the Election Form you will receive. The terms of the Extension for Contracts purchased between May 1, 2006 and July 5, 2010 are detailed below. The MAV Evaluation Period may be extended for an additional 10 year period.

If you elect the Extension, the IncomeLOCK fee will be increased by 0.25% as follows:


        Current Maximum Annual Fee Rate  Annual Fee Rate After Extension
        -------------------------------  -------------------------------
                    0.65%                             0.90%


As a reminder, you also have the option to cancel your IncomeLOCK living benefit on your tenth contract anniversary, or any contract anniversary thereafter. If you elect to cancel your IncomeLOCK living benefit, you will no longer receive the guarantees of IncomeLOCK and you will no longer be charged the fee.

Fee Table


The IncomeLOCK fee is calculated as a percentage of the Benefit Base./6/



                      Fee Period  Maximum Annual Fee Rate
                      ----------  -----------------------
                      All years            0.90%/7/



The fee will be calculated and deducted on a proportional basis from your Account Value on the last Business Day of each calendar quarter, starting on the first quarter following your Endorsement Date and ending upon termination of the benefit. If your Account Value and/or Benefit Base falls to zero before the feature has been terminated, the fee will no longer be deducted. We will not assess the quarterly fee if you surrender or annuitize your Contract before the end of a quarter.


IncomeLOCK Features

IncomeLOCK provides for an automatic lock-in of the Contract's highest Anniversary Value during the first ten years from the Endorsement Date (or twenty years, if the benefit is extended). You have the flexibility to receive income under the benefit when and how you need it. Each year, you can withdraw up to 5%, 7% or 10% of your Benefit Base (the total guaranteed amount available for withdrawal), depending on when you take your first withdrawal. A guaranteed lifetime income of 5% is also available if you wait until the Benefit Anniversary following

--------

/6/ IncomeLOCK is an optional guaranteed minimum withdrawal benefit. The fee will be calculated and deducted on a proportional basis from your Account Value on the last Business Day of each calendar quarter, starting on the first quarter following your Endorsement Date and ending upon termination of the benefit.
/7/ For IncomeLOCK endorsements with an Endorsement Date from July 6, 2010 to April 30, 2012, the maximum annual fee is 0.70%, and for IncomeLOCK endorsements with an Endorsement Date prior to July 6, 2010, the maximum annual fee is 0.65%.

--------------------------------------------------------------------------------

your 65/th/ birthday to take your first withdrawal under the Living Benefit. The MAWP is as follows:

            Before 5th Benefit Year anniversary:                    5%

            On or after 5th Benefit Year anniversary:               7%

            On or after 10th Benefit Year anniversary:             10%

            On or after 20th Benefit Year anniversary:             10%

            On or after the Benefit Anniversary following
               your 65/th/ birthday (for lifetime withdrawals):     5%

Investment Restrictions

As long as your IncomeLOCK endorsement remains in effect, we require that you allocate your investments in accordance with the applicable minimum and maximum percentages below. You may combine Variable Account Options from Groups A, B and C to create your personal investment portfolio. IncomeLOCK endorsements with an Endorsement Date prior to July 6, 2010 are not subject to these investment restrictions.


        ----------------------------------------------------------------
        Investment  Investment    Variable Account Options and/or Fixed
          Group     Restrictions                Accounts
        ----------------------------------------------------------------
        Group A:        20%        Fixed Account Plus
        Bond,         Minimum      Short-Term Fixed Account
        Cash and       100%        Capital Conservation Fund
        Fixed         Maximum      Core Bond Fund
        Accounts                   Government Money Market I Fund
                                   Government Money Market II Fund
                                   Government Securities Fund
                                   Inflation Protected Fund
                                   International Government Bond Fund
                                   Strategic Bond Fund
                                   Vanguard Long-Term Investment
                                     Grade Fund
                                   Vanguard Long-Term Treasury Fund
        ----------------------------------------------------------------


        ----------------------------------------------------------------
        Investment  Investment    Variable Account Options and/or Fixed
          Group     Restrictions                Accounts
        ----------------------------------------------------------------
        Group B:        0%         Aggressive Growth Lifestyle Fund
        Equity        Minimum      American Beacon Holland Large
        Maximum         70%          Cap Growth Fund
                      Maximum      Asset Allocation Fund
                                   Blue Chip Growth Fund
                                   Broad Cap Value Income Fund
                                   Capital Appreciation Fund
                                   Conservative Growth Lifestyle Fund
                                   Core Equity Fund
                                   Dividend Value Fund
                                   Dynamic Allocation Fund
                                   Emerging Economies Fund/8/
                                   Foreign Value Fund
                                   Global Social Awareness Fund
                                   Global Strategy Fund
                                   Growth Fund
                                   Growth & Income Fund
                                   High Yield Bond Fund
                                   International Equities Index Fund
                                   International Growth Fund
                                   Large Cap Core Fund
                                   Large Capital Growth Fund
                                   Large Cap Value Fund
                                   Mid Cap Index Fund
                                   Mid Cap Value Fund
                                   Moderate Growth Lifestyle Fund
                                   Socially Responsible Fund
                                   Stock Index Fund
                                   T. Rowe Price Retirement 2015 Fund
                                   T. Rowe Price Retirement 2020 Fund
                                   T. Rowe Price Retirement 2025 Fund
                                   T. Rowe Price Retirement 2030 Fund
                                   T. Rowe Price Retirement 2035 Fund
                                   T. Rowe Price Retirement 2040 Fund
                                   T. Rowe Price Retirement 2045 Fund
                                   T. Rowe Price Retirement 2050 Fund
                                   T. Rowe Price Retirement 2055 Fund
                                   T. Rowe Price Retirement 2060 Fund
                                   Value Fund
                                   Vanguard LifeStrategy
                                     Conservative Growth Fund
                                   Vanguard LifeStrategy Growth Fund
                                   Vanguard LifeStrategy Moderate
                                     Growth Fund
                                   Vanguard Wellington Fund
                                   Vanguard Windsor II Fund
        ----------------------------------------------------------------


--------

/8/ For Living Benefits with an Endorsement Date prior to November 1, 2011, the Emerging Economies Fund (formerly Global Equities Fund) is in Group B. For Living Benefits with an Endorsement Date on or after November 1, 2011, the Emerging Economies Fund is in Group C.

--------------------------------------------------------------------------------


        ----------------------------------------------------------------
        Investment  Investment    Variable Account Options and/or Fixed
          Group     Restrictions                Accounts
        ----------------------------------------------------------------
        Group C:        0%          Ariel Appreciation Fund
        Limited       Minimum       Ariel Fund
        Equity          10%         Emerging Economies Fund/8/
                      Maximum       Global Real Estate Fund
                                    Health Sciences Fund
                                    International Opportunities Fund
                                    Invesco Balanced-Risk Commodity
                                      Strategy Fund
                                    Mid Cap Growth Fund
                                    Mid Cap Strategic Growth Fund
                                    Nasdaq-100(R) Index Fund
                                    Science and Technology Fund
                                    Small Cap Aggressive Growth Fund
                                    Small Cap Fund
                                    Small Cap Growth Fund
                                    Small Cap Index Fund
                                    Small Cap Special Values Fund
                                    Small Cap Value Fund
                                    Small-Mid Growth Fund
        ----------------------------------------------------------------


Investments are not permitted in the following:


Multi-Year Fixed Option - 3 years
-----------------------------------
Multi-Year Fixed Option - 5 years
-----------------------------------
Multi-Year Fixed Option - 7 years
-----------------------------------
Multi-Year Fixed Option - 10 years
-----------------------------------


Contract Owners who elected IncomeLOCK prior to July 2, 2012 may select Guided Portfolio Advantage, a financial service offered by VALIC Financial Advisors, Inc.

We reserve the right to change the investment requirements at any time for prospectively issued Contracts. We may also revise the investment requirements for any existing Contract to the extent variable or fixed investment options are added, deleted, substituted, merged or otherwise reorganized. We will notify you of any changes to the investment requirements

Additional Important Information about IncomeLOCK

If you take a loan after your IncomeLOCK Endorsement Date, the Living Benefit will automatically be terminated and you will lose any benefits that you may have had with this feature. Withdrawals under this feature are treated like any other withdrawal for the purpose of calculating taxable income, reducing your Account Value. The withdrawals count toward the 10% you may remove each Contract year without a surrender charge. See the "Fees and Charges" section of this prospectus.


Any withdrawals taken may be subject to a 10% tax penalty if you are under age 59 1/2 at the time of the withdrawal. For information about how these features are treated for income tax purposes, you should consult a qualified tax advisor concerning your particular circumstances. If you set up required minimum distributions ("RMD") and have elected this feature, your distributions must be set up on the automated minimum distribution withdrawal program administered by our Annuity Service Center. Withdrawals greater than the RMD determined solely with reference to this Contract and the benefits thereunder, without aggregating the Contract with any other contract or account, may reduce the benefits of these features. In addition, if you have a qualified Contract, tax law and the terms of the plan may restrict withdrawal amounts. See the "Surrender of Account Value" section of this prospectus, including the section in this Appendix, and the "Federal Tax Matters" section of this prospectus.


Any amounts that we may pay under a Living Benefit in excess of your Account Value are subject to the Company's financial strength and claims-paying ability.

IncomeLOCK Components

The benefit's components and value may vary depending on when the first withdrawal is taken, the age of the Contract Owner at the time of the first withdrawal and the amount that is withdrawn. Your withdrawal activity determines the time period over which you are eligible to receive withdrawals. You will automatically be eligible to receive lifetime withdrawals if you begin withdrawals on or after the Benefit Anniversary following your 65th birthday and your withdrawals do not exceed the maximum annual withdrawal percentage of 5% in any Benefit Year. You may begin taking withdrawals under the benefit immediately following the date the IncomeLOCK endorsement is issued for your Contract. See "Surrender of Account Value" in this Appendix for more information regarding the effects of withdrawals on the components of IncomeLOCK and a description of the effect of RMDs on the Living Benefit.

--------

/8/ For Living Benefits with an Endorsement Date prior to November 1, 2011, the Emerging Economies Fund (formerly Global Equities Fund) is in Group B. For Living Benefits with an Endorsement Date on or after November 1, 2011, the Emerging Economies Fund is in Group C.

--------------------------------------------------------------------------------


The table below is a summary of the IncomeLOCK feature and applicable components of the benefit.


                                                      Initial
                                           MAWP         MWP          MAWP
                                           Prior       Prior          if
                                          to any      to Any      Extension
   Withdrawal                            Extension   Extension    is Elected
   ----------                            --------- -----------    ----------
   Before 5th Benefit Anniversary.......     5%       20 Years         5%
   On or after 5th Benefit Anniversary..     7%    14.28 Years         7%
   On or after 10th Benefit Anniversary.    10%       10 Years         7%
   On or after 20th Benefit Anniversary.    10%       10 Years        10%
   On or after the Benefit Anniversary             Life of the
    following Contract owner's                        Contract
    65th birthday.......................     5%          Owner/9/      5%


Calculation of the value of each component of the Benefit

First, we determine the Benefit Base. If IncomeLOCK was selected after Contract issue and prior to May 1, 2012, the initial Benefit Base is equal to the Account Value on the Endorsement Date, which must be at least $50,000. We reserve the right to limit the Account Value that will be considered in the initial Benefit Base to $1 million without our prior approval. If IncomeLOCK was selected at Contract issue, the initial Benefit Base is equal to the initial Purchase Payment, which must be at least $50,000.

In addition, if IncomeLOCK was selected at Contract issue, the amount of Purchase Payments received during the first two years after your Endorsement Date will be considered Eligible Purchase Payments and will immediately increase the Benefit Base. Any Purchase Payments we receive after your Endorsement Date, if IncomeLOCK was selected after Contract issue (or more than two years after your Endorsement Date, if IncomeLOCK is selected at Contract issue) are considered Ineligible Purchase Payments. Eligible Purchase Payments are limited to $1 million without our prior approval.

On each Benefit Anniversary throughout the MAV Evaluation Period, the Benefit Base automatically adjusts upwards if the current Anniversary Value is greater than both the current Benefit Base and any previous year's Anniversary Value. Other than reductions made for withdrawals (including Excess Withdrawals), the Benefit Base will only be adjusted upwards. Note that during the MAV Evaluation Period the Benefit Base will never be lowered if Anniversary Values decrease as a result of investment performance. For effects of withdrawals on the Benefit Base, see the "Surrender of Account Value" section in this Appendix.

Second, we consider the MAV Evaluation Period, which begins on the Endorsement Date and ends on the 10th anniversary of the Endorsement Date. Upon the expiration of the MAV Evaluation Period, you may contact us to extend the MAV Evaluation Period for an additional period as discussed further below.

Third, we determine the Anniversary Value, which equals your Account Value on any Benefit Anniversary during the MAV Evaluation Period, minus any Ineligible Purchase Payments. Note that the earnings on Ineligible Purchase Payments, however, are included in the Anniversary Value.

Fourth, we determine the MAWA, which represents the maximum amount that may be withdrawn each Benefit Year without creating an excess withdrawal and is an amount calculated as a percentage of the Benefit Base. The applicable MAWP is determined based on the Benefit Year when you take your first withdrawal, or, for lifetime withdrawals, the age of the owner when the first withdrawal is taken. Applicable percentages are shown in the IncomeLOCK summary table above. If the Benefit Base is increased to the current Anniversary Value, the MAWA is recalculated on that Benefit Anniversary using the applicable MAWP multiplied by the new Benefit Base. If the Benefit Base is increased as a result of Eligible Purchase Payments, the MAWA will be recalculated by multiplying the new Benefit Base by the applicable MAWP.

Lastly, we determine the MWP, which is the minimum period over which you may take withdrawals under this feature. The initial MWP is calculated when withdrawals under the benefit begin, and is re-calculated when the Benefit Base is adjusted to a higher Anniversary Value by dividing the Benefit Base by the MAWA. See the summary table above for initial MWPs. The MWPs will be reduced due to Excess Withdrawals. For effects of withdrawals on the MWP, see the "Surrender of Account Value" section of this prospectus.

Cancellation of IncomeLOCK

IncomeLOCK may be cancelled on the 5th Benefit Anniversary, the 10th Benefit Anniversary, or any Benefit Anniversary thereafter. Once IncomeLOCK is cancelled, you will no longer be charged a fee and the guarantees under the benefit are terminated. You may not extend the MAV Evaluation Period and you may not re-elect IncomeLOCK after cancellation.

Automatic Termination of IncomeLOCK

The feature automatically terminates upon the occurrence of one of the following:

1. The MWP has been reduced to zero unless conditions for lifetime withdrawals are met; or

2. Full or partial annuitization of the Contract; or

3. Full surrender of the Contract; or

4. A death benefit is paid, or

--------

/9/ Lifetime withdrawals are available so long as your withdrawals remain within the 5% MAWP indicated above. If withdrawals exceed the 5% MAWP in any Benefit Year, and if the excess is not solely a result of RMDs attributable to this Contract, lifetime withdrawals will no longer be available. Instead, available withdrawals are automatically recalculated with respect to the MWP and MAWP listed in the table above, based on the time of first withdrawal and reduced for withdrawals already taken.

--------------------------------------------------------------------------------


5. You elect to take a loan from the Contract; or

6. Your spousal Beneficiary elects to continue the Contract without IncomeLOCK.

We also reserve the right to terminate the feature if withdrawals in excess of the MAWA in any Benefit Year reduce the Benefit Base by 50% or more.

Lifetime withdrawals will not be available in the event of:


1. An ownership change which results in a change of the older Contract Owner;/10/ or


2. Withdrawals prior to the Benefit Anniversary following the 65th birthday of the Contract Owner; or

3. Death of the Contract Owner; or


4. A withdrawal in excess of the 5% MAWA./11/


Surrender of Account Value

The timing and amount of withdrawals will affect the amounts received under IncomeLOCK as set forth below in greater detail.

The amount of any withdrawal for IncomeLOCK which exceeds the MAWA because of RMDs required to comply with the minimum distribution requirements of the Code section 401(a)(9) and related provisions of the Code and regulations, as determined solely with reference to this Contract and the benefits thereunder, will not be treated as an excess withdrawal providing that all of the following conditions are met:

1. No withdrawals in addition to the RMD are taken in that same year;

2. Any RMD withdrawal is based only on the value of the Contract (including endorsements) and the benefits thereunder;

3. If the Endorsement Date is on or before the Required Beginning Date (RBD) of the RMD, you take the first yearly RMD withdrawal in the calendar year you attain age 70 1/2, or retire, if applicable; and

4. You do not make any RMD withdrawal that would result in you being paid in any Benefit Year more than one calendar year's RMD amount.

Any portion of a RMD withdrawal that is based on amounts greater than those set forth above will be considered an excess withdrawal. This will result in the cancellation of lifetime withdrawals and further may reduce your remaining MWP.

Withdrawals made under IncomeLOCK are treated like any other withdrawals under the Contract for purposes of calculating taxable income, reducing the Account Value, deducting applicable surrender charges or market value adjustments, applying fixed account withdrawal restrictions or free withdrawal amounts and any other features, benefits and conditions of the Contract. The sum of withdrawals in any Benefit Year up to the MAWA will not be assessed a surrender charge.

The MAWA, Benefit Base and MWP may change over time as a result of the timing and amounts of withdrawals.

If you elect to begin withdrawals prior to the Benefit Anniversary following your 65th birthday (if a jointly owned nonqualified Contract, prior to the 65th birthday of the older owner), you will not be eligible to receive lifetime withdrawals. If you begin withdrawals on or after the Benefit Anniversary following your 65th birthday (older owner 65th birthday if jointly owned) and wish to receive lifetime withdrawals, the MAWA is calculated as 5% of the Benefit Base. At any time, if the amount of withdrawals exceeds 5% of the Benefit Base in a Benefit Year, you will not be guaranteed to receive lifetime withdrawals. However, you can continue to receive withdrawals over the MWP in amounts up to the MAWA as described above, based on when you made your first withdrawal and reduced by withdrawals already taken.

Total withdrawals in any Benefit Year equal to or less than the MAWA reduce the Benefit Base by the amount of the withdrawal. Withdrawals in excess of the MAWA are considered Excess Withdrawals. We define Excess Withdrawals as either: 1) any withdrawal that causes the total withdrawals in a Benefit Year to exceed the MAWA; or 2) any withdrawal in a Benefit Year taken after the MAWA has been withdrawn. Excess Withdrawals will reduce the Benefit Base by the greater of:
(a) the amount of the Excess Withdrawal; or (b) the relative size of the Excess Withdrawal in relation to the Account Value on the next Benefit Anniversary after the Excess Withdrawal. This means that if Account Value is less than the Benefit Base, withdrawals greater than the MAWA will result in a proportionately greater reduction of the Benefit Base (as described below), which will be more than the amount of the withdrawal itself. This will also reduce your MAWA.

--------

/10/ If a change of ownership occurs from a natural person to a non-natural entity, the original natural older owner must also be the annuitant after the ownership change to prevent termination of lifetime withdrawals. A change of ownership from a non-natural entity to a natural person can only occur if the new natural owner was the original natural older annuitant in order to prevent termination of lifetime withdrawals. Any ownership change is contingent upon prior review and approval by the Company.
/11/ However, if an RMD withdrawal for this Contract exceeds the MAWA, the ability to receive lifetime withdrawals will not be terminated as long as withdrawals of RMDs are determined solely with reference to this Contract and the benefits thereunder, without aggregating the Contract with any other contract or account. See the "Surrender of Account Value" section in this prospectus.

--------------------------------------------------------------------------------


The impact of withdrawals and the effect on each component of IncomeLOCK are further explained below.

Account Value: Any withdrawal reduces the Account Value by the amount of the withdrawal.

Benefit Base: Withdrawals reduce the Benefit Base as follows:

1. All withdrawals up to the MAWA, and any withdrawals in excess of the MAWA which are due solely to RMDs (as more specifically described above), will reduce the Benefit Base by the dollar amount of the withdrawal;

2. Excess Withdrawals as described above reduce the Benefit Base to the lesser of (a) or (b), where:

      (a) is the Benefit Base immediately prior to the Excess Withdrawal minus the amount of the Excess Withdrawal, or;

      (b) is the Benefit Base immediately prior to the Excess Withdrawal reduced in the same proportion by which the Account Value on the next Benefit Anniversary after the Excess Withdrawal is reduced by the amount of the Excess Withdrawal.

Maximum Annual Withdrawal Amount (MAWA): The MAWA will be adjusted as follows:

1. If there are no Excess Withdrawals in a Benefit Year, no further changes are made to the MAWA for the next Benefit Year.

2. If there are Excess Withdrawals in a Benefit Year, the MAWA will be recalculated on the next Benefit Anniversary. The new MAWA will equal the new Benefit Base on that Benefit Anniversary after the Withdrawal divided by the new MWP on that Benefit Anniversary. The new MAWA may be lower than your previously calculated MAWA.

Minimum Withdrawal Period (MWP): The MWP is calculated as follows:

1. If there are no Excess Withdrawals during a Benefit Year, the new MWP will be the Benefit Base after the withdrawal divided by the current MAWA.

2. If there are Excess Withdrawals during a Benefit Year, the new MWP will equal the MWP calculated at the end of the prior Benefit Year reduced by one year. In the case of lifetime withdrawals, such an Excess Withdrawal will cancel that period and the new MWP will be determined by dividing the new Benefit Base by the new MAWA.

If your Account Value is Reduced to Zero

If your Account Value is reduced to zero and the Benefit Base is greater than zero, subsequent Purchase Payments will no longer be accepted and a death benefit will not be payable. Further payments under the Contract will be made according to your irrevocable election of one of the following two alternatives:

(1) In a form acceptable to the Company, you may request a lump sum equal to the discounted present value of any remaining guaranteed payments under the benefit; or,

(2) If no lump sum request is received by the Company during the period described in a notice provided to you by the Company, you will receive an annuity according to the annuitization provisions of your Contract. Absent an alternative election by you, the annuity will consist of annual payments equal to the MAWA, for a period of years equal to the remaining Benefit Base divided by the MAWA. Such payments will be made quarterly unless otherwise elected, and each individual periodic payment will be equal to the pro-rata portion of the annual MAWA based upon the frequency. Prior to the commencement of such payments, you may also elect to receive an alternative form of annuity, in any other actuarially equivalent form permitted under the Contract, subject to any applicable limitations under the Contract or the Plan.

Extending the MAV Evaluation Period

At the end of the MAV Evaluation Period, as long as the benefit is still in effect and the older owner is age 85 or younger, we guarantee that you will be given the opportunity to extend the MAV Evaluation Period for at least one additional evaluation period of 10 years. If you elect to extend the MAV Evaluation Period, the Benefit Base can continue to be adjusted upward as described above on each anniversary during the new MAV Evaluation Period. Also, if you extend the MAV Evaluation Period, you should note that the components of the feature, such as the fee and MAWP, will change to those in effect at the time you elect to extend. The components and fees may be different from when you initially elected the feature. Additional MAV Evaluation Periods may be offered at our sole discretion.

If you do not contact us to extend the MAV Evaluation Period, the Benefit Base will no longer be adjusted on subsequent Benefit Anniversaries. However, you can continue to take the MAWA in effect at the end of the last MAV Evaluation Period, subject to adjustments for withdrawals. You will continue to pay the fee at the rate that was in effect during the last MAV Evaluation Period and you will not be permitted to extend the MAV Evaluation Period in the future.

Death Benefits

Spousal Beneficiary

Upon the death of the Contract Owner, and subject to any applicable limitations in this Contract, the Code, or under the plan or arrangement under which the Contract is issued, your

--------------------------------------------------------------------------------

spousal Beneficiary may elect either (i) to receive a death benefit in accordance with one of the forms permitted under the provisions of this Contract (if the Account Value is greater than zero), (ii) continue this Contract and IncomeLOCK (except as noted below) or (iii) continue the Contract and cancel IncomeLOCK and its accompanying charge. Spousal continuation of the Contract (and IncomeLOCK) is not available if the Contract was set up under one of the following "qualified" plan types: 403(b), 401(k), 401(a) or 457(b). For these Contracts, a spousal Beneficiary, like a non-spousal Beneficiary, cannot continue IncomeLOCK and must take a death benefit under the terms of the Contract. A spousal Beneficiary may continue IncomeLOCK but only for nonqualified Contracts and IRA plan types (Roth IRA, traditional IRA, SEP, and Simple IRA). Upon election to continue the Contract and IncomeLOCK, your spousal Beneficiary will be subject to the terms and conditions of IncomeLOCK, including the charge. Upon the owner's death, lifetime withdrawals under the IncomeLOCK end and are not available to your spousal Beneficiary. In this event, available withdrawals under IncomeLOCK are automatically recalculated with respect to the MWP and MAWP shown in the IncomeLOCK summary table above, based on the time of the first withdrawal under IncomeLOCK and reduced for withdrawals already taken. The Endorsement Date will not change as the result of spousal continuation.

Non-Spousal Beneficiary

Upon the death of the Contract Owner, if the Account Value is greater than zero, IncomeLOCK will terminate, and your nonspousal Beneficiary(ies) must receive a death benefit in accordance with the otherwise applicable terms of this Contract. If the Account Value is zero upon your death (meaning that no death benefit is payable) but the MWP remaining is greater than zero, a nonspousal beneficiary will receive the remaining value in a lump sum equal to the discounted present value of any remaining guaranteed payments under IncomeLOCK. Upon your death, lifetime withdrawals under the IncomeLOCK end and any available withdrawals under this Endorsement are automatically recalculated with respect to the MWP and MAWP shown in the IncomeLOCK summary table above, based on the time of the first withdrawal under IncomeLOCK and reduced for withdrawals already taken.


Loans

If you elected IncomeLOCK prior to December 26, 2012 and then take a loan while your Living Benefit is in effect, the Living Benefit will automatically terminate and you will lose any benefits that you may have had with these features.



(C) 2017 American International Group, Inc.

All Rights Reserved.

The Variable Annuity Life Insurance Company
Separate Account A
Units of Interest Under Group and Individual
Fixed and Variable Deferred Annuity Contracts
Portfolio Director(R) Plus, Portfolio Director 2, and Portfolio Director

For Series 1.20 to 13.20                                            May 1, 2017


Prospectus

The Variable Annuity Life Insurance Company ("VALIC") offers certain series of Portfolio Director Plus, Portfolio Director 2, and Portfolio Director (referred to collectively as "Portfolio Director" in this prospectus), comprising group and individual fixed and variable deferred annuity contracts for Participants who receive certificates in certain employer-sponsored qualified retirement plans (the "Contracts"). Nonqualified contracts are also available for certain employer plans as well as for certain after-tax arrangements that are not part of an employer's plan.

The Contracts permit Participants to invest in and receive retirement benefits in one or more Fixed Account Options and/or an array of Variable Account Options described in this prospectus. If your Contract is part of your employer's retirement program, that program will describe which Variable Account Options are available to you. If your Contract is a tax-deferred nonqualified annuity that is not part of your employer's retirement plan, those Variable Account Options that are invested in Mutual Funds available to the public outside of annuity contracts, life insurance contracts, or certain employer-sponsored retirement plans will not be available within your Contract.

--------------------------------------------------------------------------------

This prospectus provides information employers and Participants should know before investing in the Contracts and will help each make decisions for selecting various investment options and benefits. Please read and retain this prospectus for future reference.


A Statement of Additional Information, dated May 1, 2017, contains additional information about the Contracts and is part of this prospectus. For a free copy call 1-800-448-2542. The table of contents for the Statement of Additional Information ("SAI") is shown at the end of this prospectus. The SAI has been filed with the Securities and Exchange Commission ("SEC") and is available along with other related materials at the SEC's internet web site (http://www.sec.gov).


Investment in the Contracts is subject to risk that may cause the value of the Owner's investment to fluctuate, and when the Contracts are surrendered, the value may be higher or lower than the Purchase Payments.

The SEC has not approved or disapproved these securities or passed upon the adequacy or accuracy of this Prospectus. Any representation to the contrary is a criminal offense.

Variable Account Options
--------------------------------------------------------------------------------


VALIC Company I Funds               VALIC Company II Funds              Public Funds
Asset Allocation Fund               Aggressive Growth Lifestyle Fund    American Beacon Holland Large Cap Growth Fund
Blue Chip Growth Fund               Capital Appreciation Fund           Ariel Appreciation Fund
Broad Cap Value Income Fund         Conservative Growth Lifestyle Fund  Ariel Fund
Capital Conservation Fund           Core Bond Fund                      Invesco Balanced-Risk Commodity Strategy Fund
Core Equity Fund                    Government Money Market II Fund     SunAmerica 2020 High Watermark Fund*
Dividend Value Fund                 High Yield Bond Fund                T. Rowe Price Retirement 2015 Fund
Dynamic Allocation Fund             International Opportunities Fund    T. Rowe Price Retirement 2020 Fund
Emerging Economies Fund             Large Cap Value Fund                T. Rowe Price Retirement 2025 Fund
Foreign Value Fund                  Mid Cap Growth Fund                 T. Rowe Price Retirement 2030 Fund
Global Real Estate Fund             Mid Cap Value Fund                  T. Rowe Price Retirement 2035 Fund
Global Social Awareness Fund        Moderate Growth Lifestyle Fund      T. Rowe Price Retirement 2040 Fund
Global Strategy Fund                Small Cap Growth Fund               T. Rowe Price Retirement 2045 Fund
Government Money Market I Fund      Small Cap Value Fund                T. Rowe Price Retirement 2050 Fund
Government Securities Fund          Socially Responsible Fund           T. Rowe Price Retirement 2055 Fund
Growth Fund                         Strategic Bond Fund                 T. Rowe Price Retirement 2060 Fund
Growth & Income Fund                                                    Vanguard Lifestrategy Conservative Growth Fund
Health Sciences Fund                                                    Vanguard Lifestrategy Growth Fund
Inflation Protected Fund                                                Vanguard Lifestrategy Moderate Growth Fund
International Equities Index Fund                                       Vanguard Long-Term Investment-Grade Fund
International Government Bond Fund                                      Vanguard Long-Term Treasury Fund
International Growth Fund                                               Vanguard Wellington Fund
Large Cap Core Fund                                                     Vanguard Windsor II Fund
Large Capital Growth Fund                                               * closed to new investments August 31, 2012
Mid Cap Index Fund
Mid Cap Strategic Growth Fund
Nasdaq-100(R) Index Fund
Science & Technology Fund
Small Cap Aggressive Growth Fund
Small Cap Fund
Small Cap Index Fund
Small Cap Special Values Fund
Small-Mid Growth Fund
Stock Index Fund
Value Fund

Table of Contents
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                                                                 Page
                                                                 ----

Glossary of Terms...............................................   3

Fee Tables......................................................   4

Highlights......................................................   7

General Information.............................................   8
   About the Contracts..........................................   8
   About VALIC..................................................   9
   American Home Assurance Company..............................   9
   About VALIC Separate Account A...............................   9
   Units of Interest............................................  10
   Distribution of the Contracts................................  10
   Administration of the Contracts..............................  10

Fixed and Variable Account Options..............................  11
   Fixed Account Options........................................  11
   Variable Account Options.....................................  11

Purchase Period.................................................  15
   Account Establishment........................................  15
   When Your Account Will Be Credited...........................  16
   Purchase Units...............................................  16
   Calculation of Value for Fixed Account Options...............  16
   Calculation of Value for Variable Account Options............  17
   Premium Enhancement Credit...................................  17
   Stopping Purchase Payments...................................  18

Transfers Between Investment Options............................  18
   During the Purchase Period -- Policy Against Market
     Timing and Frequent Transfers..............................  18
   Communicating Transfer or Reallocation Instructions..........  19
   Effective Date of Transfer...................................  19
   Transfers During the Payout Period...........................  20

Fees and Charges................................................  20
   Account Maintenance Charge...................................  20
   Surrender Charge.............................................  20
       Amount of Surrender Charge...............................  20
       10% Free Withdrawal......................................  20
       Exceptions to Surrender Charge...........................  21
   Premium Tax Charge...........................................  21
   Separate Account Charges.....................................  21
       Reduction or Waiver of Account Maintenance,
         Surrender, or Separate Account Charges.................  21
       Separate Account Expense Reimbursements or Credits.......  22
   Market Value Adjustment ("MVA")..............................  22
   Other Charges................................................  23

Payout Period...................................................  23
   Fixed Payout.................................................  23
   Assumed Investment Rate......................................  23
   Variable Payout..............................................  23
   Combination Fixed and Variable Payout........................  24
   Partial Annuitization........................................  24
   Payout Date..................................................  24
   Payout Options...............................................  24
   Payout Information...........................................  25


                                                                 Page
                                                                 ----

Surrender of Account Value......................................  25
   When Surrenders Are Allowed..................................  25
   Surrender Process............................................  25
   Amount That May Be Surrendered...............................  26
   Surrender Restrictions.......................................  26
   Partial Surrenders...........................................  26
   Systematic Withdrawals.......................................  27
   Distributions Required by Federal Tax Law....................  27

Exchange Privilege..............................................  27

Death Benefits..................................................  27
   The Process..................................................  27
   Beneficiary Information......................................  27
       Spousal Beneficiaries....................................  28
       Beneficiaries Other Than Spouses.........................  28
   Special Information for Individual Nonqualified Contracts....  28
   During the Purchase Period...................................  28
   Interest Guaranteed Death Benefit............................  28
   Standard Death Benefit.......................................  29
   During the Payout Period.....................................  29

Other Contract Features.........................................  30
   Changes That May Not Be Made.................................  30
   Change of Beneficiary........................................  30
   Contingent Owner.............................................  30
   Cancellation -- The "Free Look" Period.......................  30
   We Reserve Certain Rights....................................  30
   Relationship to Employer's Plan..............................  31

Voting Rights...................................................  31
   Who May Give Voting Instructions.............................  31
   Determination of Fund Shares Attributable to Your Account....  31
       During the Purchase Period...............................  31
       During the Payout Period or after a Death Benefit
         Has Been Paid..........................................  31
   How Fund Shares Are Voted....................................  31

Federal Tax Matters.............................................  31
   Types of Plans...............................................  31
   Tax Consequences in General..................................  32
   U.S. Department of Labor Fiduciary Regulation................  33

Legal Proceedings...............................................  34

Financial Statements............................................  34

Table of Contents of Statement of Additional Information........  34

Appendix A -- Selected Purchase Unit Data....................... A-1

Appendix B -- Living Benefits................................... B-1

Glossary of Terms
--------------------------------------------------------------------------------


Unless otherwise specified in this prospectus, the words "we," "us," "our," "Company," and "VALIC" mean The Variable Annuity Life Insurance Company and the words "you" and "your" mean the Participant, or the individual purchasing an individual Contract.

Other specific terms we use in this prospectus are:

Account Value -- the total sum of your Fixed Account Option and/or Variable Account Option that has not yet been applied to your Payout Payments.

Annuitant -- the individual (in most cases, you) to whom Payout Payments will be paid.

Annuity Service Center -- VALIC Document Control, P.O. Box 15648, Amarillo, Texas 79105.

Assumed Investment Rate --The rate used to determine your first monthly payout payment per thousand dollars of account value in your Variable Account Option.

Beneficiary -- the individual designated to receive Payout Payments upon the death of the Annuitant.

Business Day -- any weekday that the New York Stock Exchange ("NYSE") is open for trading. Normally, the NYSE is open Monday through Friday through 4:00 p.m. Eastern time ("Market Close"). On holidays or other days when the NYSE is closed, such as Good Friday, the Company is not open for business.

Code -- the Internal Revenue Code of 1986, as amended.

Contract Owner -- the individual or entity to whom the Contract is issued. For a group Contract, the Contract Owner will be the employer purchasing the Contract for a retirement plan.

Division -- the portion of the Separate Account invested in a particular Mutual Fund. Each Division is a subaccount of VALIC Separate Account A.

Fixed Account Option -- an account that is guaranteed to earn at least a minimum rate of interest while invested in VALIC's general account.

Guided Portfolio Advantage/SM/ /Guided Portfolio Services(R) ("GPA" and "GPS", respectively) -- are financial advice services offered by VALIC Financial Advisors, Inc., a registered investment adviser and Company subsidiary. A separate investment advisory fee and agreement are required for either of these services, if available under an employer's retirement plan. The Living Benefits are not available with GPA or GPS.

Home Office -- located at 2929 Allen Parkway, Houston, Texas 77019.


Living Benefit -- an optional guaranteed minimum withdrawal benefit designed to help you create a guaranteed income stream for a specified period of time or as long as you and your spouse live, even if your entire Account Value has been reduced to zero. IncomeLOCK(R) +6, IncomeLOCK(R) +8 (together, "IncomeLOCK Plus") and IncomeLOCK(R) are no longer available for purchase. See "Appendix B" for information on these Living Benefits.


Mutual Fund or Fund -- the investment portfolio(s) of a registered open-end management investment company, which serves as the underlying investment vehicle for each Division represented in VALIC Separate Account A.

Participant -- the individual (in most cases, you) who makes purchase payments or for whom purchase payments are made.

Participant Year -- a 12 month period starting with the issue date of a Participant's Contract certificate and each anniversary of that date.

Payout Payments -- annuity payments withdrawn in a steady stream during the Payout Period.

Payout Period -- the time when you begin to withdraw your money in Payout Payments. This may also may be called the "Annuity Period."

Payout Unit -- a measuring unit used to calculate Payout Payments from your Variable Account Option. Payout Units measure value, which is calculated just like the Purchase Unit value for each Variable Account Option except that the initial Payout Unit includes a factor for the Assumed Investment Rate selected. Payout Unit values will vary with the investment experience of the VALIC Separate Account A Division.

Proof of Death -- a certified copy of the death certificate, a certified copy of a decree of a court of competent jurisdiction as to death, a written statement by an attending physician, or any other proof satisfactory to VALIC.

Purchase Payments -- an amount of money you or your employer pay to VALIC to receive the benefits of a Contract.

Purchase Period -- the accumulation period or time between your first Purchase Payment and the beginning of your Payout Period (or surrender). Also may be called the "Accumulation Period."

Purchase Unit -- a unit of interest owned by you in your Variable Account
Option.

Systematic Withdrawals -- payments withdrawn on a regular basis during the Purchase Period.

VALIC Separate Account A or Separate Account -- a segregated asset account established by VALIC under the Texas Insurance Code. The purpose of the VALIC Separate Account A is to receive and invest your Purchase Payments and Account Value in the Variable Account Option, if selected.

Variable Account Option -- investment options that correspond to Separate Account Divisions available under the Contracts.

Fee Tables
--------------------------------------------------------------------------------

 The following tables describe the fees and expenses that you may pay when buying, owning, and surrendering the Contract. The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, or transfer cash value between investment options.

 Contract Owner/Participant Transaction Expenses

Maximum Surrender Charge (1)                                    5.00%
----------------------------------------------------------------------
Maximum Loan Application Fee (per loan)                          $75
----------------------------------------------------------------------
State Premium Taxes (as a percentage of the amount annuitized)  0-3.5%
----------------------------------------------------------------------

 The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including the Variable Account Option fees and expenses.

 Separate Account Charges


                                                                                           $3.75
                                                                                            Per
Variable Account Option Maintenance Charge (2)                                            Quarter
--------------------------------------------------------------------------------------------------
                                                                                           Annual
                                                                                          Separate
Mortality and Expense Risk Separate Account Charges for each Variable Account Option (3)  Account
(as a percentage of assets invested):                                                     Fee (%)
--------------------------------------------------------------------------------------------------
   VALIC Company I Funds (34 Funds) (4)                                                     0.80
--------------------------------------------------------------------------------------------------
   VALIC Company II Funds (15 Funds) (4)                                                    0.55
--------------------------------------------------------------------------------------------------
   Public Funds
--------------------------------------------------------------------------------------------------
       American Beacon Holland Large Cap Growth Fund, Investor Shares                       0.80
--------------------------------------------------------------------------------------------------
       Ariel Appreciation Fund, Investor Shares                                             0.80
--------------------------------------------------------------------------------------------------
       Ariel Fund, Investor Shares                                                          0.80
--------------------------------------------------------------------------------------------------
       Invesco Balanced-Risk Commodity Strategy Fund, R5 Shares                             0.80
--------------------------------------------------------------------------------------------------
       SunAmerica 2020 High Watermark Fund, Class I (closed to new investments)             1.05
--------------------------------------------------------------------------------------------------
       T. Rowe Price Retirement 2015 Fund, Advisor Shares                                   0.80
--------------------------------------------------------------------------------------------------
       T. Rowe Price Retirement 2020 Fund, Advisor Shares                                   0.80
--------------------------------------------------------------------------------------------------
       T. Rowe Price Retirement 2025 Fund, Advisor Shares                                   0.80
--------------------------------------------------------------------------------------------------
       T. Rowe Price Retirement 2030 Fund, Advisor Shares                                   0.80
--------------------------------------------------------------------------------------------------
       T. Rowe Price Retirement 2035 Fund, Advisor Shares                                   0.80
--------------------------------------------------------------------------------------------------
       T. Rowe Price Retirement 2040 Fund, Advisor Shares                                   0.80
--------------------------------------------------------------------------------------------------
       T. Rowe Price Retirement 2045 Fund, Advisor Shares                                   0.80
--------------------------------------------------------------------------------------------------
       T. Rowe Price Retirement 2050 Fund, Advisor Shares                                   0.80
--------------------------------------------------------------------------------------------------
       T. Rowe Price Retirement 2055 Fund, Advisor Shares                                   0.80
--------------------------------------------------------------------------------------------------
       T. Rowe Price Retirement 2060 Fund, Advisor Shares                                   0.80
--------------------------------------------------------------------------------------------------
       Vanguard Lifestrategy Conservative Growth Fund, Investor Shares                      1.05
--------------------------------------------------------------------------------------------------
       Vanguard Lifestrategy Growth Fund, Investor Shares                                   1.05
--------------------------------------------------------------------------------------------------
       Vanguard Lifestrategy Moderate Growth Fund, Investor Shares                          1.05
--------------------------------------------------------------------------------------------------
       Vanguard Long-Term Investment-Grade Fund, Investor Shares                            0.80
--------------------------------------------------------------------------------------------------
       Vanguard Long-Term Treasury Fund, Investor Shares                                    0.80
--------------------------------------------------------------------------------------------------
       Vanguard Wellington Fund, Investor Shares                                            1.05
--------------------------------------------------------------------------------------------------
       Vanguard Windsor II Fund, Investor Shares                                            1.05
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------


 Optional IncomeLOCK Plus Fee


 If you elected this optional Living Benefit feature, the fee for IncomeLOCK Plus is calculated as a percentage of the Benefit Base.(5)


 Number of Covered Persons  Initial Annual Fee Rate Maximum Annual Fee Rate(6)
 -------------------------  ----------------------- --------------------------
 For One Covered Person              1.10%                     2.20%
 For Two Covered Persons             1.35%                     2.70%

 Underlying Mutual Fund Expenses

 The next table shows the minimum and maximum total operating expenses charged by the Mutual Funds that you may pay periodically during the time that you own the Contract. More detail concerning each Mutual Fund's fees and expenses is contained in the prospectus for each Mutual Fund.


Total Annual Mutual Fund Operating Expenses                                               Minimum Maximum
----------------------------------------------------------------------------------------------------------
(Expenses that are deducted from the assets of a Mutual Fund, including management fees,
distribution and/or service (12b-1) fees, and other expenses)                              0.13%  2.15%(7)
----------------------------------------------------------------------------------------------------------

--------
 Footnotes to the Fee Tables

 (1) The maximum surrender charge is the lessor of 5% of the amount withdrawn or 5% of the Purchase Payments received within the past 60 months. If no Purchase Payments are received within the past 60 months, the surrender charge will be zero. Reductions in the surrender charge are available if certain conditions are met. See "Reduction or Waiver of Account Maintenance, Surrender, or Separate Account Charges" and "Exceptions to Surrender Charge."

 (2) Reductions in the account maintenance charge are available if certain conditions are met. See "Reduction or Waiver of Account Maintenance, Surrender, or Separate Account Charges" and "Exceptions to Surrender Charge."

 (3) See "Purchase Unit Value" in the SAI for a discussion of how the separate account charges impact the calculation of each Division's unit value. Reductions in the Separate Account Charges may be available for plan types meeting certain criteria. See "Reduction or Waiver of Account Maintenance, Surrender, or Separate Account Charges."

 (4) See cover page for a list of the VALIC Company I and VALIC Company II Variable Account Options offered by this prospectus.


 (5) The fee is assessed against the Benefit Base which determines the basis of the Covered Person(s) guaranteed lifetime benefit. The fee is deducted from your Account Value at the end of the first quarter following election and quarterly thereafter. For a complete description of how the Benefit Base is calculated, see "IncomeLOCK Plus in Appendix B."

 (6) The Initial Annual Fee Rate is guaranteed not to change for the first Benefit Year. Subsequently, the fee rate may change quarterly subject to the parameters identified in the table below. Any fee adjustment is based on a non-discretionary formula tied to the change in the Volatility Index ("VIX(R)"), an index of market volatility reported by the Chicago Board Options Exchange. Your Fee Rate will increase or decrease on a Benefit Quarter Anniversary based on the change in the average value of the VIX from one Benefit Quarter to the next Benefit Quarter. For the formula to calculate the fee, see "Appendix B."


                           Minimum Annual Maximum Annual Maximum Annualized Fee Rate
Number of Covered Persons     Fee Rate       Fee Rate       Decrease or Increase*
------------------------------------------------------------------------------------
  One Covered Person           0.60%          2.20%               +/-0.25%
------------------------------------------------------------------------------------
  Two Covered Persons          0.60%          2.70%               +/-0.25%
------------------------------------------------------------------------------------

        *The fee rate can increase or decrease no more than 0.0625% each Benefit Quarter (0.25%/4).


 In accordance with the investment requirements associated with the election of a Living Benefit, you may, but are not required to, invest a portion of your assets in the Dynamic Allocation Fund. The Dynamic Allocation Fund utilizes an investment strategy that is intended, in part, to maintain a relatively stable exposure to equity market volatility over time. Accordingly, when the equity market is in a prolonged state of higher volatility, your Fee Rate may be increased due to VIX indexing and the Dynamic Allocation Fund may decrease its exposure to equity markets, thereby potentially reducing the likelihood that you will achieve a higher Anniversary Value. Additionally, the increased fee will continue to be applied against your fixed and separate account assets. Conversely, when the equity market is in a prolonged state of lower volatility, your Fee Rate may be decreased and the Dynamic Allocation Fund may increase its exposure to equity markets, providing you with the potential to achieve a higher Anniversary Value.


 (7) The Mutual Fund with the highest operating expenses is the 2020 High Watermark Fund which was closed to new investments August 31, 2012. The Fund's adviser, SunAmerica Asset Management LLC, is contractually obligated to waive its fees and/or reimburse expenses to the extent that the Fund's Total Annual Fund Operating Expenses exceed 1.18%. This fee waiver and expense reimbursement will continue in effect indefinitely, unless terminated by the Board of Trustees of the Fund, including a majority of its independent trustees. See the Fund prospectus for additional information regarding the contractual expense limitation.

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Examples

These examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner/Participant transaction expenses, Contract fees, Separate Account annual expenses and the Variable Account Option fees and expenses. Each example assumes that you invest a single Purchase Payment of $10,000 in the Contract for the time periods indicated and that your investment has a 5% return each year. Neither example includes the effect of premium taxes upon annuitization, which, if reflected, would result in higher costs. Your actual costs may be higher or lower than the examples below.


The first set of examples assumes the maximum fees and expenses, including the maximum separate account charge of 1.05%, investment in a Variable Account Option with the highest total expenses (2.15%).


(1) If you surrender your Contract at the end of the applicable time period:


                        1 Year 3 Years 5 Years 10 Years
                        ------ ------- ------- --------
                         $782  $1,464  $2,172   $3,516



(2) If you annuitize your Contract or you do not surrender your Contract:



                        1 Year 3 Years 5 Years 10 Years
                        ------ ------- ------- --------
                         $324   $990   $1,680   $3,516



The second set of examples assumes the minimum fees and expenses, including the minimum separate account charge of 0.55%, investment in a Variable Account Option with the lowest total expenses (0.13%).


(1) If you surrender your Contract at the end of the applicable time period:


                        1 Year 3 Years 5 Years 10 Years
                        ------ ------- ------- --------
                         $540   $721    $886     $864


(2) If you annuitize your Contract or you do not surrender your Contract:


                        1 Year 3 Years 5 Years 10 Years
                        ------ ------- ------- --------
                         $71    $221    $386     $864



The third set of examples is applicable if you previously elected the IncomeLOCK Plus feature and assumes the maximum fees and expenses, including the maximum separate account charge of 1.05%, investment in a Variable Account Option with the highest total expenses (2.15%), and election of the IncomeLOCK Plus feature for Two Covered Persons (for the first year calculated at the initial annual fee rate of 1.35% and at the maximum annual fee rate of 2.70% for remaining years).

(1) If you surrender your Contract at the end of the applicable time period:



                        1 Year 3 Years 5 Years 10 Years
                        ------ ------- ------- --------
                         $909  $2,187  $3,319   $5,650



(2) If you annuitize your Contract or you do not surrender your Contract (the IncomeLOCK Plus feature terminates at annuitization):



                        1 Year 3 Years 5 Years 10 Years
                        ------ ------- ------- --------
                         $457  $1,749  $2,889   $5,650


Note: These examples should not be considered representative of past or future expenses for any Variable Account Option or for any Mutual Fund. Actual expenses may be greater or less than those shown above. Similarly, the 5% annual rate of return assumed in the examples is not an estimate or guarantee of future investment performance.

For Purchase Unit data for each of the Variable Account Options offered by this prospectus, which includes annual beginning and ending unit values and the number of units outstanding at the end of each period, see "Appendix A -- Selected Purchase Unit Data."

Highlights
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The Portfolio Director Fixed and Variable Annuity is a Contract between you and the Company. It is designed to help you invest on a tax-deferred basis and meet long-term financial goals. There are minimum Purchase Payment amounts required to purchase a Contract. Purchase Payments may be invested in a variety of variable and fixed account options. Like all deferred annuities, the Contract has a Purchase Period and a Payout Period. During the Purchase Period, you invest money in your Contract. The Payout Period begins when you start receiving income payments from your annuity to provide for your retirement.

Purchase Requirements: Purchase Payments may be made at any time and in any amount, subject to plan, VALIC, or Code limitations. The minimum amount to establish a new Multi-Year Enhanced Option guarantee period (MVA Band), as described in the Contract, may be changed from time to time by the Company. The maximum single payment that may be applied to any account without prior Home Office approval is $1,000,000. For more information on Purchase Payments, refer to the "Purchase Period."

Right to Cancel: You may cancel your Contract within 20 days after receiving it (or whatever period is required in your state). We will return your original Purchase Payment or whatever your Contract is worth on the day that we receive your request, depending on your state law. See "Other Contract Features."


Expenses: There are fees and charges associated with the Contract. During the Purchase Period, if any portion of your account is invested in a Variable Account Option, a quarterly account maintenance charge of $3.75 is charged to your account. The Contract maintenance charge may be waived for certain group contracts. We also deduct Separate Account Charges of up to 1.05% annually of the average daily value of your Contract allocated to the Variable Account Options. See the "Fee Tables" and "Fees and Charges."

Living Benefits: A Living Benefit is a guaranteed minimum withdrawal benefit and is designed to help you create a guaranteed income stream for as long as you live, or as long as you and your spouse live, even if the entire Account Value has been reduced to zero, provided withdrawals taken are within the parameters of the applicable feature. A Living Benefit may offer protection in the event your Account Value declines due to unfavorable investment performance, certain withdrawal activity, if you live longer than expected or any combination of these factors. Living Benefits (IncomeLOCK +6, IncomeLOCK +8 and IncomeLOCK) are no longer available for purchase. See "Appendix B" for information on these Living Benefits.


Federal Tax Information: Although deferred annuity contracts such as Portfolio Director can be purchased with after-tax dollars, they are primarily used in connection with retirement programs that already receive favorable tax treatment under federal law.

Annuities, custodial accounts and trusts used to fund tax-qualified retirement plans and programs (such as those established under Code sections 403(b) or 401(k) and IRAs) generally defer payment on taxes and earnings until withdrawal. If you are considering an annuity to fund a tax-qualified plan or program, you should know that an annuity generally does not provide additional tax deferral beyond the tax-qualified plan or program itself. Annuities, however, may provide other important features and benefits such as the income payout option, which means that you can choose to receive periodic payments for the rest of your life or for a certain number of years, and a minimum guaranteed death benefit, which protects your Beneficiaries if you die before you begin the income payout option. Before purchasing a deferred annuity for use in a qualified retirement plan or program, you should seek tax advice from your own tax advisor. For a more detailed discussion of these income tax provisions, see "Federal Tax Matters."


Surrender Charges: Under some circumstances, a surrender charge is deducted from your account. These situations are discussed in detail in the section of this prospectus entitled "Fees and Charges -- Surrender Charge." When this happens, the surrender charge is computed in two ways and you are charged whichever amount is less. The first amount is simply 5% of whatever amount you have withdrawn. The second amount is 5% of the contributions you have made to your account during the last 60 months. See the above mentioned section for exceptions to this procedure.


Withdrawals from a Multi-Year Enhanced Option prior to the end of the applicable MVA term will be subject to a market value adjustment unless an exception applies. This may increase or reduce the amount withdrawn.

However, the market value adjustment will not reduce the amount invested in the Multi-Year Enhanced Option below the guaranteed amount.

Withdrawals are always subject to your plan provisions and federal tax restrictions, which, for plans other than section 457(b) plans, generally include a tax penalty on withdrawals made prior to age 59 1/2, unless an exception applies.

Access to Your Money: You may withdraw money from your Contract during the Purchase Period. You will pay income taxes on earnings and untaxed contributions when you withdraw them. Payments received during the Payout Period are considered partly a return of your original investment. A federal tax penalty may apply if you make withdrawals before age 59 1/2. As noted above, a withdrawal charge may apply. See "Surrender of Account Value" and "Federal Tax Matters."

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Loans: Portfolio Director offers a tax-free loan provision for tax-qualified contracts, other than individual retirement plans ("IRAs"), which gives you access to your money in the Fixed Account Options (subject to a minimum loan amount of $1,000). The availability of loans is subject to federal and state government regulations, as well as your employer's plan provisions and VALIC policy. Generally, one loan per account will be allowed. Under certain, specific circumstances, a maximum of two loans per account may be allowed. VALIC reserves the right to change this limit. We may charge a loan application fee if permitted under state law. Keep in mind that tax laws restrict withdrawals prior to age 59 1/2 and a tax penalty may apply (including on a loan that is not repaid). If you elected IncomeLOCK Plus, see Appendix B for limitations on your ability to take loans.


Transfers: There is no charge to transfer the money in your account among Portfolio Director's investment options. You may transfer your Account Values between Variable Account Options at any time during the Purchase Period, subject to certain rules.

Your Account Value in the Short-Term Fixed Account must remain there for at least 90 days before it can be transferred to other investment options. Up to 20% of your Fixed Account Plus Account Value may be transferred during each Participant Year to other investment options. If you transfer assets from Fixed Account Plus to another investment option, any assets transferred back into Fixed Account Plus within 90 days will receive a different rate of interest, than that paid for new Purchase Payments.

Amounts invested in a Multi-Year Enhanced Option may be transferred to another investment option at the end of an MVA term without application of a market value adjustment.

Once you begin receiving payments from your account (called the Payout Period), you may still transfer funds among Variable Account Options once each Participant Year.

Transfers can be made by calling VALIC's toll-free transfer service at 1-800-448-2542. For more information on account transfers, see "Transfers Between Investment Options."

Income Options: When you are ready to begin taking income, you can choose to receive income payments on a variable basis, fixed basis, or a combination of both. You may also choose from five different income options, including an option for income that you cannot outlive. See "Payout Period."

Death Benefits: Portfolio Director will pay death benefits during either the Purchase Period or the Payout Period. The death benefits are automatically included in your Contract for no additional fee. If death occurs during the Purchase Period, Portfolio Director offers an interest-guaranteed death benefit or the standard death benefit. If death occurs during the Payout Period, your Beneficiary may receive a death benefit depending on the Payout Option selected. Note that the death benefit provisions may vary from state to state. See "Death Benefits."

Inquiries: If you have questions about your Contract, call your financial advisor or contact us at 1-800-448-2542.

 Please read the prospectus carefully for more detailed information regarding these and other features and benefits of the Contract, as well as the risks of investing.

General Information
--------------------------------------------------------------------------------

About the Contracts

The Contracts were developed to help you save money for your retirement. A group Contract is a Contract that is purchased by an employer for a retirement plan. The employer and the plan documents will determine how contributions may be made to the Contracts. For example, the employer and plan documents may allow contributions to come from different sources, such as payroll deductions or money transfers. The amount, number, and frequency of your Purchase Payments may also be determined by the retirement plan for which your Contract was purchased. Likewise, the employer's plan may have limitations on partial or total withdrawals (surrenders), the start of annuity payments, and the type of annuity payout options you select.

The Contracts offer a combination of fixed and variable investment options that you, as a Participant, may choose to invest in to help you reach your retirement savings goals. You should consider your personal risk tolerances and your retirement plan in choosing your investment options.

The retirement savings process with the Contracts will involve two stages: the accumulation Purchase Period, and the annuity Payout Period. The accumulation period is when you make contributions into the Contracts called "Purchase Payments." The Payout Period begins when you decide to annuitize all or a portion of your Account Value. You can select from a wide array of payout options including both fixed and variable payments. For certain types of retirement plans, such as 403(b) plans, there may be statutory restrictions on withdrawals as disclosed in the plan documents. Refer to your plan document for guidance and any rules or restrictions regarding the accumulation or annuitization periods. For more information, see "Purchase Period" and "Payout Period."

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About VALIC

We were originally organized on December 21, 1955 as The Variable Annuity Life Insurance Company of America Incorporated, located in Washington, D.C. We reorganized in the State of Texas on August 20, 1968, as Variable Annuity Life Insurance Company of Texas. On November 5, 1968, the name was changed to The Variable Annuity Life Insurance Company. Our main business is issuing and offering fixed and variable retirement annuity contracts, like Portfolio Director. Our principal offices are located at 2929 Allen Parkway, Houston, Texas 77019. We have regional offices throughout the United States.

On August 29, 2001, SunAmerica Financial Group, Inc., formerly American General Corporation ("SAFG"), a holding company and VALIC's indirect parent company, was acquired by American International Group, Inc., a Delaware corporation ("AIG"). As a result, VALIC is an indirect, wholly-owned subsidiary of AIG. AIG is a leading international insurance organization serving customers in more than 100 countries and jurisdictions. AIG companies serve commercial, institutional and individual customers through one of the most extensive worldwide property-casualty networks of any insurer. In addition, AIG companies are leading providers of life insurance and retirement services in the United States. AIG common stock is listed on the New York Stock Exchange and the Tokyo Stock Exchange.

More information about AIG may be found in the regulatory filings AIG files from time to time with the SEC at www.sec.gov.

American Home Assurance Company

The information below is applicable to you only if your Contract or Certificate was issued December 29, 2006 or earlier.

Insurance obligations under Contracts issued by the Company are guaranteed by American Home Assurance Company ("American Home"), an affiliate of the Company. Insurance obligations include, without limitation, Contract value invested in any available fixed account option, death benefits and income options. The guarantee does not guarantee Contract value or the investment performance of the Variable Account Options available under the Contracts. The guarantee provides that the Company's Contract owners can enforce the guarantee directly.

American Home provided notice of termination of the General Guarantee Agreement dated March 3, 2003 (the "Guarantee") with respect to Contracts issued by VALIC. The Guarantee terminated on December 29, 2006 at 4:00 p.m. Eastern time ("Point of Termination"). Pursuant to its terms, the Guarantee will not apply to any group or individual Contract or Certificate issued after the Point of Termination. The Guarantee will remain in effect for any Contract or Certificate issued prior to the Point of Termination until all insurance obligations under such Contracts or Certificates are satisfied in full. As described in the prospectus, VALIC will continue to remain obligated under all of its Contracts and Certificates, regardless of issue date, in accordance with the terms of those Contracts and Certificates.

American Home is a stock property-casualty insurance company incorporated under the laws of the State of New York on February 7, 1899. American Home's principal executive office is located at 175 Water Street, New York, New York 10038. American Home is licensed in all 50 states of the United States and the District of Columbia, as well as certain foreign jurisdictions, and engages in a broad range of insurance and reinsurance activities. American Home is an indirect wholly owned subsidiary of American International Group, Inc.

About VALIC Separate Account A

When you direct money to the Contract's Variable Account Options, you will be sending that money through VALIC Separate Account A. You do not invest directly in the Mutual Funds made available in the Contract. VALIC Separate Account A invests in the Mutual Funds on behalf of your account. VALIC acts as self custodian for the Mutual Fund shares owned through the Separate Account. VALIC Separate Account A is made up of what we call "Divisions." Each Division invests in a different Mutual Fund made available through the Contract. For example, Division Ten represents and invests in the VALIC Company I Stock Index Fund. The earnings (or losses) of each Division are credited to (or charged against) the assets of that Division, and do not affect the performance of the other Divisions of VALIC Separate Account A.

VALIC established Separate Account A on July 25, 1979 under Texas insurance law. VALIC Separate Account A is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended, (the "1940 Act"). Units of interest in VALIC Separate Account A are registered as securities under The Securities Act of 1933, as amended (the "1933 Act").

VALIC Separate Account A is administered and accounted for as part of the Company's business operations. However, the income, capital gains or capital losses, whether or not realized, of each Division of VALIC Separate Account A are credited to or charged against the assets held in that Division without regard to the income, capital gains or capital losses of any other Division or arising out of any other business the Company may conduct. In accordance with the terms of the Contract, VALIC Separate Account A may not be charged with the liabilities of any other Company operation. As stated in the Contract, the Texas Insurance Code requires that the assets of VALIC Separate Account A attributable to the Contract be held exclusively for the benefit of the Contract owner, Participants, annuitants, and beneficiaries of the Contracts. The

--------------------------------------------------------------------------------

commitments under the Contracts are VALIC's, and AIG and SAFG have no legal obligation to back these commitments.

Units of Interest

Your investment in a Division of VALIC Separate Account A is represented by units of interest issued by VALIC Separate Account A. On a daily basis, the units of interest issued by VALIC Separate Account A are revalued to reflect that day's performance of the underlying mutual fund minus any applicable fees and charges to VALIC Separate Account A.

Distribution of the Contracts


As of the date of this prospectus, the principal underwriter and distributor for VALIC Separate Account A is AIG Capital Services, Inc. ("ACS" or "Distributor"). ACS, an affiliate of the Company, is located at 21650 Oxnard Street, Suite 750, Woodland Hills, California 91367-4997. For more information about the Distributor, see "Distribution of Variable Annuity Contracts" in the SAI.


The Contracts are sold by licensed insurance agents who are registered representatives of broker-dealers, which are members of the Financial Industry Regulatory Authority, unless such broker-dealers are exempt from the broker-dealer registration requirements of the Securities Exchange Act of 1934, as amended. VALIC receives payments from some Fund companies for exhibitor booths at meetings and to assist with the education and training of VALIC financial advisors.

VALIC sometimes retains and compensates business consultants to assist VALIC in marketing group employee benefit services to employers. VALIC business consultants are not associated persons of VALIC and are not authorized to sell or market securities or insurance products to employers or to group plan participants. The fees paid to such business consultants are part of VALIC's general overhead and are not charged back to employers, group employee benefit plans or plan participants.

VALIC financial advisors who sell the Contracts will be compensated for such sales by commissions ranging up to 5.0% of each first-year Purchase Payment. The financial advisors will receive commissions of up to 0.85% for level Purchase Payments in subsequent years and up to 5.0% on increases in the amount of Purchase Payments in the year of the increase. During the first two years of employment, financial advisors may also receive developmental commissions of up to 4% for each first-year Purchase Payment and for increases in the amount of Purchase Payments.

Independent broker-dealers who sell the Contracts will be compensated for such sales by commissions ranging up to 4.0% of each Purchase Payment and may also receive an annual trail (a reduced commission paid after the initial purchase).

In addition, the Company and the Distributor may enter into marketing and/or sales agreements with certain broker-dealers regarding the promotion and marketing of the Contracts. The sales commissions and any marketing arrangements as described are paid by the Company and are not deducted from Purchase Payments. We anticipate recovering these amounts from the fees and charges collected under the Contract. See also the "Fees and Charges" section in this prospectus.

Administration of the Contracts

VALIC is responsible for the administrative servicing of your contract. Please contact the Annuity Service Center at 1-800-448-2542, if you have any comments, questions or service requests.

Business Disruption and Cyber Security Risks. VALIC relies heavily on interconnected computer systems and digital data to conduct its variable product business activities. Because VALIC's business is highly dependent upon the effective operation of its computer systems and those of its business partners, VALIC's business is vulnerable to disruptions from physical disruptions and utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions) and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service attacks on websites and other operational disruption and unauthorized release of confidential customer information. Such systems failures and cyber-attacks affecting VALIC, the underlying Funds, intermediaries and other affiliated or third-party service providers may adversely affect VALIC and your Contract value. For instance, systems failures and cyber-attacks may interfere with the processing of Contract transactions, including the processing of orders from VALIC's website or with the underlying Funds, impact VALIC's ability to calculate Purchase Unit Values, cause the release and possible destruction of confidential customer or business information, impede order processing, subject VALIC and/or its service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber security risks may also impact the issuers of securities in which the underlying Funds invest, which may cause the Funds underlying your Contract to lose value. There can be no assurance that VALIC or the underlying Funds or VALIC's service providers will avoid losses affecting your contract due to cyber-attacks or information security breaches in the future.

Fixed and Variable Account Options
--------------------------------------------------------------------------------

The Contracts offer a choice from among several Variable Account Options and three Fixed Account Options. Depending on the selection made by your employer's plan, if applicable, there may be limitations on which and how many investment options Participants may invest in at any one time. All options listed (except where noted) are available, generally, for 401(a), 403(a), 401(k), and 403(b) plans and 457(b) eligible deferred compensation plans, as well as individual retirement annuities.

This prospectus describes a Contract in which units of interest in VALIC's Separate Account A are offered. Portfolio Director will allow you to accumulate retirement dollars in Fixed Account Options and/or Variable Account Options. Variable Account Options are referred to as Divisions (subaccounts) in VALIC Separate Account A. Each Separate Account Division represents our investment in a different mutual fund. This prospectus describes only the variable aspects of Portfolio Director except where the Fixed Account Options are specifically mentioned.

Fixed Account Options

Portfolio Director features up to three guaranteed fixed options that are each part of the general account assets of the Company. These assets are invested in accordance with applicable state regulations to provide fixed-rate earnings and guarantee safety of principal. The guarantees are backed by the claims-paying ability of the Company, and not the Separate Account. A tax-deferred nonqualified annuity may include the guaranteed fixed options. The Fixed Account Options are not subject to regulation under the 1940 Act and are not required to be registered under the 1933 Act. As a result, the SEC has not reviewed data in this prospectus that relates to Fixed Account Options. However, federal securities law does require such data to be accurate and complete.

      Fixed Account Options                Investment Objective
      ---------------------                --------------------
      Fixed Account Plus          This account provides fixed-return
                                  investment growth for the long-term. It
                                  is credited with interest at rates set
                                  by VALIC. The account is guaranteed to
                                  earn at least a minimum rate of
                                  interest as shown in your Contract.
                                  Your money may be credited with a
                                  different rate of interest depending on
                                  the time period in which it is
                                  accumulated. Purchase Payments
                                  allocated to a Fixed Account Plus will
                                  receive a current rate of interest.
                                  There are limitations on transfers out
                                  of this option. If you transfer assets
                                  from Fixed Account Plus to another
                                  investment option, any assets
                                  transferred back into Fixed Account
                                  Plus within 90 days will receive a
                                  different rate of interest, than that
                                  paid for new Purchase Payments.

      Short-Term Fixed Account    This account provides fixed-return
                                  investment growth for the short-term.
                                  It is credited with interest at rates
                                  set by VALIC, which may be lower than
                                  the rates credited to Fixed Account
                                  Plus, above. The account is guaranteed
                                  to earn at least a minimum rate of
                                  interest as shown in your Contract.
                                  Your money may be credited with a
                                  different rate of interest depending on
                                  the time period in which it is
                                  accumulated.

      Multi-Year Enhanced Option  This account is a long-term investment
       ("Multi-Year Option")      option, providing a guaranteed interest
                                  rate for a guaranteed period (three,
                                  five, seven, or ten years) ("MVA
                                  Term"). See your Contract for minimum
                                  investment amounts and other
                                  requirements and restrictions. This
                                  option may not be available in all
                                  employee plans or states. All MVA Terms
                                  may not be available. See your
                                  financial advisor for information on
                                  the MVA Terms that are currently
                                  offered.

Generally, for most series of Portfolio Director, a current interest rate is declared at the beginning of each calendar month, and is applicable to new contributions received during that month. Interest is credited to the account daily and compounded at an annual rate. VALIC guarantees that all contributions received during a calendar month will receive that month's current interest rate for the remainder of the calendar year. Our practice, though not guaranteed, is to continue crediting interest at that same rate for such purchase payments for one additional calendar year. Thereafter, the amounts may be consolidated with contributions made during other periods and will be credited with interest at a rate which the Company declares annually on January 1 and guarantees for the remainder of the calendar year. The interest rates and periods may differ between the series of Portfolio Director. Some series of Portfolio Director may offer a higher interest rate on Fixed Account Plus. This interest crediting policy is subject to change, but any changes made will not reduce the current rate below your contractually guaranteed minimum or reduce monies already credited to the account.

Variable Account Options


The Contracts enable you to participate in Divisions that represent the Variable Account Options shown below. These Divisions comprise all of the Variable Account Options that are made available through VALIC Separate Account
A. According to your retirement program, you may not be able to invest in all of the Variable Account Options described in this prospectus. You may be subject to further limits on how many options you may be invested in at any one time or how many of the options you are invested in may be involved in certain transactions at any one time. We reserve the right to limit the investment options available under your Contract if you elected a Living Benefit, as described in Appendix B below.


Several of the Variable Account Options offered through VALIC's Separate Account A are also available to the general public (retail investors) outside of annuity contracts, life insurance contracts, or certain employer-sponsored retirement plans. These funds are listed in the front of the prospectus as "Public Funds." If your Contract is a tax-deferred nonqualified annuity that is not part of your employer's retirement plan, or if

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your Contract is issued under a deferred compensation plan (other than an eligible governmental 457(b) plan), those Variable Account Options that are invested in Public Funds will not be available within your Contract, due to Code requirements concerning investor control. Therefore, the nonqualified annuities listed above and ineligible deferred compensation 457(f) plans and private sector top-hat plans (generally, an unfunded deferred compensation plan maintained by an employer primarily for the purpose of providing deferred compensation for a select group of management or highly-compensated employees) may invest only in VALIC Company I and II.

The Variable Account Options shown below are grouped by asset class (e.g., domestic large-cap equity, small-cap equity, fixed income, and others). We also identify each Fund's investment adviser and, if applicable, investment sub-adviser. See the separate Fund prospectuses for more detailed information on each Fund's management fees and total expenses, investment objective, strategies and risks, as well as a history of any changes to a Fund's investment adviser or sub-adviser. You should read the prospectuses carefully before investing. Additional copies are available from VALIC at 1-800-448-2542 or online at www.valic.com.

Refer to your employer's retirement program documents for a list of the employer-selected Variable Account Options and any limitations on the number of Variable Account Options you may choose. All Funds may not be available for all plans or individual or group contracts.

Shares of certain of the Mutual Funds are also sold to separate accounts of other insurance companies that may or may not be affiliated with us. This is known as "shared funding." These Mutual Funds may also be sold to separate accounts that act as the underlying investments for both variable annuity contracts and variable life insurance policies. This is known as "mixed funding." There are certain risks associated with mixed and shared funding, such as potential conflicts of interest due to differences in tax treatment and other considerations, including the interests of different pools of investors. These risks may be discussed in each Mutual Fund's prospectus.

Investors seeking to achieve long term retirement security generally are encouraged to give careful consideration to the benefits of a well balanced and diversified investment portfolio. As just one example, investing one's total retirement savings in a limited number of investment options may cause that individual's retirement savings to not be adequately diversified. Spreading those assets among different types of investments can help an investor achieve a favorable rate of return in changing market or economic conditions that may cause one category of assets or particular security to perform very well while causing another category of assets or security to perform poorly. Of course, diversification is not a guarantee of gains or against losses. However, it can be an effective strategy to help manage investment risk. The United States Department of Labor provides information about the importance of diversification online at www.dol.gov/ebsa/investing.html.

SunAmerica Asset Management, LLC ("SunAmerica") is affiliated with the adviser, VALIC, due to common ownership.

Variable Account Options    Adviser/Sub-Adviser     Variable Account Options      Adviser/Sub-Adviser
------------------------    -------------------     ------------------------      -------------------

Domestic Large-Cap Equity Asset Class

 American Beacon Holland  Adviser: American Beacon   Large Cap Core Fund      Adviser: VALIC
   Large Cap Growth Fund   Advisors, Inc.                                     Sub-Adviser: Columbia
                          Sub-Adviser: Holland                                 Management Investment
                           Capital Management LLC                              Advisors, LLC ("Columbia
                                                                               Management")

 Blue Chip Growth Fund    Adviser: VALIC             Large Capital Growth     Adviser: VALIC
                          Sub-Adviser: T. Rowe         Fund                   Sub-Adviser: Massachusetts
                           Price Associates, Inc.                              Financial Services Company
                           ("T. Rowe Price")                                   ("MFS")

 Broad Cap Value Income   Adviser: VALIC             Large Cap Value Fund     Adviser: VALIC
   Fund                   Sub-Adviser: Barrow,                                Sub-Advisers: Boston Company
                           Hanley, Mewhinney &                                 and Janus Capital
                           Strauss, LLC ("Barrow                               Management LLC ("Janus")
                           Hanley")                                           Sub-Sub-Adviser: Perkins
                                                                               Investment Management LLC,
                                                                               an affiliate of Janus

 Capital Appreciation     Adviser: VALIC             Nasdaq-100(R) Index Fund Adviser: VALIC
   Fund                   Sub-Adviser: The Boston                             Sub-Adviser: SunAmerica
                           Company Asset
                           Management, LLC
                           ("Boston Company")

 Core Equity Fund         Adviser: VALIC             Socially Responsible     Adviser: VALIC
                          Sub-Adviser: BlackRock       Fund                   Sub-Adviser: SunAmerica
                           Investment Management,    Stock Index Fund         Adviser: VALIC
                           LLC ("BlackRock")                                  Sub-Adviser: SunAmerica

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Variable Account Options    Adviser/Sub-Adviser     Variable Account Options        Adviser/Sub-Adviser
------------------------    -------------------     ------------------------        -------------------

 Dividend Value Fund      Adviser: VALIC             Value Fund               Adviser: VALIC
                          Sub-Advisers: BlackRock                             Sub-Adviser: Wellington
                           and SunAmerica                                      Management Company LLP
                                                                               ("Wellington Management")

 Growth & Income Fund     Adviser: VALIC             Vanguard Windsor II Fund Advisers: Barrow Hanley;
 Growth Fund              Sub-Adviser: J.P. Morgan                             Hotchkis and Wiley Capital
                          Investment Management                                Management, LLC; Lazard
                          Inc. ("JPMIM")                                       Asset Management LLC;
                          Adviser: VALIC                                       Sanders Capital, LLC; and The
                          Sub-Adviser: American                                Vanguard Group, Inc.
                           Century Investment                                  ("Vanguard")
                           Management, Inc.
                           ("American Century")

Domestic Mid-Cap Equity Asset Class

 Ariel Appreciation Fund  Adviser: Ariel             Mid Cap Strategic        Adviser: VALIC
                          Investments, LLC             Growth Fund            Sub-Advisers: Janus and Allianz
                                                                               Global Investors U.S., LLC
 Mid Cap Growth Fund      Adviser: VALIC                                       ("Allianz")
                          Sub-Adviser: Wells
                           Capital Management
                           Incorporated ("Wells
                           Capital")

 Mid Cap Index Fund       Adviser: VALIC             Mid Cap Value Fund       Adviser: VALIC
                          Sub-Adviser: SunAmerica                             Sub-Advisers: Boston Partners
                                                                               Global Investors, Inc. d/b/a
                                                                               Boston Partners and
                                                                               Wellington Management

Domestic Small-Cap Equity Asset Class

 Ariel Fund               Adviser: Ariel             Small Cap Special        Adviser: VALIC
                          Investments, LLC             Values Fund            Sub-Advisers: Wells Capital

 Small Cap Aggressive     Adviser: VALIC
   Growth Fund            Sub-Adviser: Victory
                           Capital Management Inc.

 Small Cap Fund           Adviser: VALIC             Small-Mid Growth Fund    Adviser: VALIC
                          Sub-Advisers: JPMIM, T.                             Sub-Adviser: Goldman Sachs
                           Rowe Price and                                      Capital Management, LP
                           Bridgeway Capital                                   ("Goldman Sachs")
                           Management, LLC

 Small Cap Growth Fund    Adviser: VALIC             Small Cap Value Fund     Adviser: VALIC
                          Sub-Adviser: JPMIM                                  Sub-Advisers: JPMIM

 Small Cap Index Fund     Adviser: VALIC
                          Sub-Adviser: SunAmerica

Global Equity Asset Class (International And Domestic)

 Global Social Awareness  Adviser: VALIC             Global Strategy Fund     Adviser: VALIC
   Fund                   Sub-Adviser: SunAmerica                             Sub-Advisers: Franklin Advisers,
                                                                               Inc. and Templeton Investment
                                                                               Counsel, LLC

International Equity Asset Class

 Emerging Economies Fund  Adviser: VALIC             International Growth     Adviser: VALIC
 Foreign Value Fund       Sub-Adviser: JPMIM           Fund                   Sub-Advisers: American Century,
                          Adviser: VALIC                                       Invesco Advisers, Inc.
                          Sub-Adviser: Templeton                               ("Invesco") and MFS
                           Global Advisors Limited

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Variable Account Options    Adviser/Sub-Adviser     Variable Account Options        Adviser/Sub-Adviser
------------------------    -------------------     ------------------------        -------------------

 International Equities   Adviser: VALIC             International            Adviser: VALIC
   Index Fund             Sub-Adviser: SunAmerica      Opportunities Fund     Sub-Advisers: MFS and Delaware
                                                                               Investment Fund Advisers

Specialty Asset Class

 Global Real Estate Fund  Adviser: VALIC             Invesco Balanced-Risk    Adviser: Invesco
                          Sub-Advisers: Invesco        Commodity Strategy
                           and Goldman Sachs           Fund
                          Sub-Sub-Adviser: Invesco
                           Asset Management
                           Limited, an affiliate
                           of Invesco
 Health Sciences Fund     Adviser: VALIC             Science & Technology     Adviser: VALIC
                          Sub-Adviser: T. Rowe         Fund                   Sub-Advisers: T. Rowe Price,
                          Price                                                Allianz and Wellington
                                                                               Management

Hybrid Asset Class (Equity and Fixed Income)

 Aggressive Growth        Adviser: VALIC             T. Rowe Price            Adviser: T. Rowe Price
   Lifestyle Fund         Sub-Adviser: PineBridge      Retirement 2035 Fund
                          Investments LLC
                          ("PineBridge")
 Asset Allocation Fund    Adviser: VALIC             T. Rowe Price            Adviser: T. Rowe Price
                          Sub-Adviser: PineBridge      Retirement 2040 Fund
 Conservative Growth      Adviser: VALIC             T. Rowe Price            Adviser: T. Rowe Price
   Lifestyle Fund         Sub-Adviser: PineBridge      Retirement 2045 Fund
 Dynamic Allocation Fund  Adviser: VALIC             T. Rowe Price            Adviser: T. Rowe Price
                          Sub-Advisers:                Retirement 2050 Fund
                          AllianceBernstein L.P.
                          and SunAmerica
 Moderate Growth          Adviser: VALIC             T. Rowe Price            Adviser: T. Rowe Price
   Lifestyle Fund         Sub-Adviser: PineBridge      Retirement 2055 Fund
 SunAmerica 2020 High     Adviser: SunAmerica        T. Rowe Price            Adviser: T. Rowe Price
   Watermark Fund/1/      Sub-Adviser: Trajectory      Retirement 2060 Fund
                          Asset Management LLC
 T. Rowe Price            Adviser: T. Rowe Price     Vanguard LifeStrategy    The LifeStrategy Funds do not
   Retirement 2015 Fund                                Conservative Growth    employ an investment advisor,
                                                       Fund                   but benefit from the investment
                                                                              advisory services provided to
 T. Rowe Price            Adviser: T. Rowe Price     Vanguard LifeStrategy    the underlying funds in which
   Retirement 2020 Fund                                Growth Fund            they invest. The investment
                                                                              advisor to the underlying funds
 T. Rowe Price            Adviser: T. Rowe Price     Vanguard LifeStrategy    is Vanguard.
   Retirement 2025 Fund                                Moderate Growth Fund

 T. Rowe Price            Adviser: T. Rowe Price     Vanguard Wellington Fund Adviser: Wellington Management
   Retirement 2030 Fund

Fixed Income Asset Class

 Capital Conservation     Adviser: VALIC             Government Money Market  Adviser: VALIC
   Fund                   Sub-Adviser: PineBridge      II Fund/2/             Sub-Adviser: SunAmerica

 Core Bond Fund           Adviser: VALIC             Government Securities    Adviser: VALIC
                          Sub-Adviser: PineBridge      Fund                   Sub-Adviser: JPMIM

 Government Money Market  Adviser: VALIC             Strategic Bond Fund      Adviser: VALIC
   I Fund/2/              Sub-Adviser: SunAmerica                             Sub-Adviser: PineBridge

--------------------------------------------------------------------------------

Variable Account Options    Adviser/Sub-Adviser     Variable Account Options    Adviser/Sub-Adviser
------------------------    -------------------     ------------------------    -------------------

 High Yield Bond Fund     Adviser: VALIC             Vanguard Long-Term       Advisers: Wellington
                          Sub-Adviser: Wellington      Investment-Grade Fund  Management and Vanguard
                           Management

 Inflation Protected Fund Adviser: VALIC             Vanguard Long-Term       Adviser: Vanguard
                          Sub-Adviser: PineBridge      Treasury Fund

 International            Adviser: VALIC
   Government Bond Fund   Sub-Adviser: PineBridge

--------

/1/ Closed to new investments.
/2/ Effective September 28, 2016, the VALIC Company I Money Market I Fund and the VALIC Company II Money Market II Fund changed their names to the Government Money Market I Fund and the Government Money Market II Fund, respectively.


The Dynamic Allocation Fund has an investment strategy that may serve to reduce the risk of investment losses that could require the Company to use its own assets to make payments in connection with certain guarantees under the Contract. In addition, the Dynamic Allocation Fund may enable the Company to more efficiently manage its financial risks associated with guarantees like living and death benefits, due in part to a formula developed by affiliated insurance companies and provided to the Sub-advisers. The formula used by the Sub-advisers is described in the Fund's prospectus and may change over time based on proposals by the Company. Any changes to the formula proposed by the Company will be implemented only if they are approved by the Fund's investment adviser and the Fund's Board of Directors, including a majority of the Independent Directors. See the VALIC Company I prospectus and Statement of Additional Information for details.

A detailed description of the fees and investment objective, strategies, and risks of each Mutual Fund can be found in the current prospectus for each Fund mentioned. These prospectuses are available online at www.valic.com.

Purchase Period
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The Purchase Period begins when your first Purchase Payment is made and continues until you begin your Payout Period. This period may also be called the accumulation period, as you save for retirement. Changes in the value of each Fixed and Variable Account Option are reflected in your overall Account Value. Thus, your investment choices and their performance will affect the total Account Value that will be available for the Payout Period. The amount, number, and frequency of your Purchase Payments may be determined by the retirement plan for which your Contract was purchased. The Purchase Period will end upon death, upon surrender, or when you complete the process to begin the Payout Period.

Account Establishment

You may establish an account through a financial advisor. Initial Purchase Payments must be received by VALIC either with, or after, a completed application. If part of an employer-sponsored retirement plan, your employer is responsible for remitting Purchase Payments to us. The employer is responsible for furnishing instructions to us (a premium flow report) as to the amount being applied to your account (see below). Purchase Payments can also be made by you for IRAs and certain nonqualified Contracts ("individual contracts").

The maximum single payment that may be applied to any account without prior Home Office approval is $1,000,000. Minimum initial and subsequent Purchase Payments are as follows:

                                        Initial Subsequent
                      Contract Type     Payment  Payment
                      -------------     ------- ----------
                      Periodic Payment. $   30     $ 30
                      Single Payment... $1,000      -0-

Periodic Payment minimums apply to each Periodic Payment made. The Single Payment minimum applies to each of your accounts.

When an initial Purchase Payment is accompanied by an application, we will promptly:

  . Accept the application and establish your account. We will also apply your Purchase Payment by crediting the amount, effective the date we accept your application, to the Fixed or Variable Account Option(s) selected; or

  . Request additional information to correct or complete the application. In the case of an individual variable annuity Contract, we will return the Purchase Payments within 5 Business Days if the requested information is not provided, unless you otherwise so specify. Once you provide us with the requested information, we will establish your account and apply your Purchase Payment, effective the date we accept your application, by crediting the amount to the Fixed or Variable Account Option(s) selected; or

  .   Reject the application and return the Purchase Payment.

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If we receive Purchase Payments from your employer before we receive your completed application or enrollment form, we will not be able to establish a permanent account for you. If this occurs, we will take one of the following actions:

Return Purchase Payments. If we do not have your name, address or Social Security Number ("SSN"), we will return the Purchase Payment to your employer unless this information is immediately provided to us; or

Employer-Directed Account. At the direction of your employer, provided on a form acceptable to VALIC and accompanied by certain necessary information (such as name, address, and SSN), we may establish an account for you. In that case we will deposit your Purchase Payment in an "Employer-Directed" account invested in a Money Market Division, or other investment options chosen by your employer, and provide a Contract or certificate. If you want a financial advisor to assist you in allocating these amounts, you will first need to provide certain personal and financial information that may be required by the advisor in order to provide such assistance; or

Starter Account. If we have your name, address and SSN, but we do not have an agreement with your employer for employer directed accounts, we will deposit your Purchase Payment in a "starter" account invested in the Money Market Division option available for your plan or other investment options chosen by your employer. We will send you a follow-up letter requesting the information necessary to complete the application, including your allocation instructions. You may not transfer these amounts until VALIC has received a completed application or enrollment form.

If mandated under applicable law, we may be required to reject a Purchase Payment. We may also be required to block a Contract Owner's account and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans or death benefits, until instructions are received from the appropriate regulatory authority.

When Your Account Will Be Credited

Depending on your retirement plan, Purchase Payments may be made by your employer for your account or by you for an IRA or certain nonqualified Contracts. It is the employer's or the individual's responsibility to ensure that the Purchase Payment can be promptly posted to the appropriate account(s).

A Purchase Payment must be "in good order" before it can be posted to your account. "In good order" means that all required information and/or documentation has been supplied and that the funds (check, wire, or ACH) clearly identify the individual SSN or Group Number to which they are to be applied. To ensure efficient posting for Employer-Directed accounts, Purchase Payment information must include complete instructions, including the group name and number, each employee's name and SSN, contribution amounts (balanced to the penny for the total purchase) and the source of the funds (for example, employee voluntary, employer mandatory, employer match, transfer, rollover or a contribution for a particular tax year). Purchase Payments for individual accounts must include the name, SSN, and the source of the funds (for example, transfer, rollover, or a contribution for a particular tax year).

If the Purchase Payment is in good order as described and is received by our bank by Market Close, the appropriate account(s) will be credited the Business Day of receipt. Purchase Payments in good order received after Market Close will be credited the next Business Day.

Note that if the Purchase Payment is not in good order, the employer or individual will be notified promptly. No amounts will be posted to any accounts until all issues with the Purchase Payment have been resolved. If a Purchase Payment is not received in good order, the purchase amounts will be posted effective the Business Day all required information is received.

Purchase Units

A Purchase Unit is a unit of interest owned by you in your Variable Account Option. Purchase Unit values are calculated each Business Day following Market Close. Purchase Units may be shown as "Number of Shares" and the Purchase Unit values may be shown as "Share Price" on some account statements. See "Purchase Unit Value" in the SAI for more information and an illustration of the calculation of the unit value.

Calculation of Value for Fixed Account Options

The Fixed Account Plus and the Short-Term Fixed Accounts are part of the Company's general assets. The Multi-Year Option may be invested in either the general assets of the Company or in a separate account of the Company, depending upon state requirements. You may allocate all or a portion of your Purchase Payment to the Fixed Account Options listed in the "Fixed and Variable Accounts Options" section in this prospectus. Purchase Payments you allocate to these Fixed Account Options are guaranteed to earn at least a minimum rate of interest. Interest is paid on each of the Fixed Account Options at declared rates, which may be different for each option. With the exception of a market value adjustment, which generally will be applied to withdrawals or transfers from a Multi-Year Option prior to the end of an MVA term, we bear the entire investment risk for the Fixed Account Options. All Purchase Payments and interest earned on such amounts in your Fixed Account Option will be paid regardless of the investment results experienced by the Company's general assets. The minimum amount to establish each new Multi-Year Option guarantee period (MVA Band), as described in the Contract, may be changed from time to time by the Company.

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The value of your Fixed Account Option is calculated on a given Business Day as shown below:

             Value of Your Fixed Account Options*
         =   (equals)
             All Purchase Payments made to the Fixed Account Options
         +   (plus)
             Amounts transferred from Variable Account Options to the Fixed Account Options
         +   (plus)
             All interest earned
         -   (minus)
             Amounts transferred or withdrawn from Fixed Account
             Options (including applicable fees and charges)

--------
* This value may be subject to a market value adjustment under the Multi-Year Option.

Calculation of Value for Variable Account Options

You may allocate all or a portion of your Purchase Payments to the Variable Account Options listed in this prospectus as permitted by your retirement program. An overview of each of the Variable Account Options may be found in the "Fixed and Variable Account Options" section in this prospectus and in each Mutual Fund's prospectus. The Purchase Unit value of each Variable Account Option will change daily depending upon the investment performance of the underlying Mutual Fund (which may be positive or negative) and the deduction of the Separate Account Charges. See "Fees and Charges." Your account will be credited with the applicable number of Purchase Units. If the Purchase Payment is in good order as described and is received by our bank by Market Close, the appropriate account(s) will be credited the Business Day of receipt and will receive that Business Day's Purchase Unit value. Purchase Payments in good order received by our bank after Market Close will be credited the next Business Day and will receive the next Business Day's Purchase Unit value. Because Purchase Unit values for each Variable Account Option change each Business Day, the number of Purchase Units your account will be credited with for subsequent Purchase Payments will vary. Each Variable Account Option bears its own investment risk. Therefore, the value of your account may be worth more or less at retirement or withdrawal.


During periods of low short-term interest rates, and in part due to Contract fees and expenses, the yield of the Government Money Market I or II Fund may become extremely low and possibly negative. If the daily dividends paid by the underlying mutual fund are less than the daily portion of the Separate Account Charges, the Purchase Unit value will decrease. In the case of negative yields, your investment in the Variable Account Option, which invests in the Government Money Market I or II Fund, will lose value.


Premium Enhancement Credit

From time to time, VALIC may offer a 2% premium enhancement credit ("Premium Enhancement") to a Participant meeting certain criteria as described below. The Premium Enhancement will be added to the Account Value as earnings, allocated to the Fixed and Variable Account Options in the same manner as the Participant's Eligible Deposits to the account.

Eligibility Criteria

Participants. An "Eligible Participant" is any Participant establishing a new Portfolio Director account in the nonqualified or IRA markets that is subject to a full Contract surrender charge.

Rollover Deposits. A Premium Enhancement of 2% will be paid following the receipt and crediting of an initial Purchase Payment of $50,000 or more that is rolled over or transferred directly to VALIC from a non-VALIC retirement contract or program ("Eligible Deposit") on or after the endorsement effective date. We will total all such Eligible Deposits that we receive within a 90-day period from the date of the initial Purchase Payment in order to meet the $50,000 minimum requirement. An Eligible Deposit does not include a Purchase Payment made after 90 days from the initial Purchase Payment; a periodic Purchase Payment made to the Contract under a salary reduction arrangement; a Purchase Payment attributable to employer contributions; or a transfer or exchange from any other VALIC product. Eligibility for the Premium Enhancement will immediately end if an Eligible Participant takes a withdrawal from the Contract any time after we credit a Premium Enhancement to the Account Value. Participants may not transfer amounts in and out of a Contract to receive multiple bonuses on the same monies.

Contracts. This program is available only to Portfolio Director accounts in the nonqualified and IRA markets at this time. This does not include the Portfolio Director Freedom Plus IRA Contract.

Important Information Applicable to the Premium Enhancement Credit

The Premium Enhancement will not be counted as premium for contribution limits and is not considered to be an "Eligible Purchase Payment" for the Living Benefits; however, any earnings on the Premium Enhancement will be included as a part of the Anniversary Value. The Premium Enhancement will be immediately available for withdrawal, annuitization or payment of a death benefit; thus, the participant will be vested in the amount of the Premium Enhancement. The Premium Enhancement and any gains or losses attributable to it will be treated as "earnings" for all purposes under the Contract. As such, the Premium Enhancement will be subject to all of the

--------------------------------------------------------------------------------

rights and limitations that would otherwise apply under the Contract to earnings, gains or other credits. We may offer this Premium Enhancement program for certain periods each year. We reserve the right to modify, suspend or terminate the Premium Enhancement for Contracts that have not yet been issued. Additionally, we reserve the right to withhold payment of the Premium Enhancement until the expiration of the Contract's free look period. The Premium Enhancement may not be available in all states or through the broker-dealer with which your financial advisor is affiliated. Check with your financial advisor for availability and any other restrictions.

Stopping Purchase Payments

You may stop Purchase Payments at any time. You may resume Purchase Payments thereafter during the Purchase Period. The value of the Purchase Units will continue to vary, and your Account Value will continue to be subject to charges. The Account Value will be considered surrendered when you begin the Payout Period. You may not make Purchase Payments during the Payout Period.

If both your Account Value and Purchase Payments (less any withdrawals) fall below $300, and you do not make any Purchase Payments for at least a two year period, we may close the account and pay the Account Value to the Participant. We will not assess a surrender charge in this instance. Any such account closure will be subject to applicable distribution restrictions under the Contract and/or under your employer's plan.

Transfers Between Investment Options
--------------------------------------------------------------------------------


You may transfer all or part of your Account Value between the various Fixed and Variable Account Options in Portfolio Director without a charge. Transfers may be made during the Purchase Period or during the Payout Period, subject to certain restrictions. We reserve the right to limit the number, frequency (minimum period of time between transfers) or dollar amount of transfers you can make and to restrict the method and manner of providing or communicating transfers or reallocation instructions. You will be notified of any changes to this policy through newsletters or information posted online at www.valic.com.

During the Purchase Period -- Policy Against Market Timing and Frequent
Transfers

VALIC has a policy to discourage excessive trading and market timing. Our investment options are not designed to accommodate short-term trading or "market timing" organizations, or individuals engaged in certain trading strategies, such as programmed transfers, frequent transfers, or transfers that are large in relation to the total assets of a mutual fund. These trading strategies may be disruptive to mutual funds by diluting the value of the fund shares, negatively affecting investment strategies and increasing portfolio turnover. Excessive trading also raises fund expenses, such as recordkeeping and transaction costs, and harms fund performance. Further, excessive trading of any amount, including amounts less than $5,000, harms fund investors, as the excessive trader takes security profits intended for the entire fund, in effect forcing securities to be sold to meet redemption needs. The premature selling and disrupted investment strategy causes the fund's performance to suffer, and exerts downward pressure on the fund's price per share.

Accordingly, VALIC implemented certain policies and procedures intended to hinder short-term trading. If you sell Purchase Units in a Variable Account Option valued at $5,000 or more, whether through an exchange, transfer, or any other redemption, you will not be able to make a purchase of $5,000 or more in that same Variable Account Option for 30 calendar days.

This policy applies only to investor-initiated trades of $5,000 or more, and does not apply to the following:

  .   Plan-level or employer-initiated transactions;

  .   Purchase transactions involving transfers of assets or rollovers;

  . Retirement plan contributions, loans, and distributions (including hardship withdrawals);

  .   Roth IRA conversions or IRA recharacterizations;

  .   Systematic purchases or redemptions; or

  .   Trades of less than $5,000.

Transfers resulting from your participation in the GPS Portfolio Manager Program or GPA Program administered by VALIC Financial Advisors, Inc. will not count against these transfer limitations.

As described in a Fund's prospectus and statement of additional information, in addition to the above, fund purchases, transfers and other redemptions may be subject to other investor trading policies, including redemption fees, if applicable. Certain Funds may set limits on transfers in and out of a Fund within a set time period in addition to or in lieu of the policy above. Also, an employer's benefit plan may limit an investor's rights to transfer.

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We intend to enforce these investor trading policies uniformly. We make no assurances, however, that all the risks associated with frequent trading will be completely eliminated by these policies and/or restrictions. If we are unable to detect or prevent market timing activity, the effect of such activity may result in additional transaction costs for the investment options and dilution of long-term performance returns. Thus, your account value may be lower due to the effect of the extra costs and resultant lower performance. We reserve the right to modify these policies at any time.

The Fixed Account Options are subject to additional restrictions:

Fixed Account Option            Value         Frequency                            Other Restrictions
--------------------            -----         ---------                            ------------------
Fixed Account Plus:        Up to 20% per     At any time  If you transfer assets from Fixed Account Plus to another investment
                           Participant Year               option, any assets transferred back into Fixed Account Plus within 90 days may receive a different rate of interest than your new Purchase
                                                          Payments.(1)

                           100%              At any time  If Account Value is less than or equal to $500.

Short-Term Fixed Account:  Up to 100%        At any time  After a transfer into the Short-Term Fixed Account, you may not make a transfer from the Short-Term Fixed Account for 90 days.(2)

Multi-Year Option(3):      Up to 100%        At any time  Withdrawals or Transfers subject to market value adjustment if prior to the end of an MVA term. Each MVA Band will require a minimum transfer amount, as described in the Contract.(4)

--------
(1) Your employer may further limit or expand the restrictions. We may charge for those modified restrictions if specified in your employer's retirement plan.
(2) VALIC may change this holding period at any time in the future, but it will never be more than 180 days.
(3) The Multi-Year Option may not be available unless it has been selected as an option for your employer's retirement plan.
(4) The minimum transfer amount may be changed from time to time by the Company.

Contracts issued in connection with certain plans or programs may have different transfer restrictions due to the higher interest rates offered on Fixed Account Plus. From time to time we may waive the 20% transfer restriction on Fixed Account Plus for transfers to the Multi-Year Option or to other investment options.

Communicating Transfer or Reallocation Instructions

Transfer instructions may be given by telephone, through the internet (VALIC Online), using the self-service automated phone system (VALIC by Phone), or in writing. We encourage you to make transfers or reallocations using VALIC Online or VALIC by Phone for most efficient processing. We will send a confirmation of transactions to the Participant within five days from the date of the transaction. It is your responsibility to verify the information shown and notify us of any errors within 30 calendar days of the transaction.

Generally, no one may give us telephone instructions on your behalf without your written or recorded verbal consent. Financial advisors or authorized broker-dealer employees who have received client permission to perform a client-directed transfer of value via the telephone or internet will follow prescribed verification procedures.

When receiving instructions over the telephone or online, we follow appropriate procedures to provide reasonable assurance that the transactions executed are genuine. Thus, we are not responsible for any claim, loss or expense from any error resulting from instructions received over the telephone or online. If we fail to follow our procedures, we may be liable for any losses due to unauthorized or fraudulent instructions. We reserve the right to modify, suspend, waive or terminate these transfer provisions at any time.

Effective Date of Transfer

The effective date of a transfer will be:

  . The date of receipt, if received in our Home Office before Market Close; otherwise,

  .   The next date values are calculated.

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Transfers During the Payout Period

During the Payout Period, transfer instructions must be given in writing and mailed to our Home Office. Transfers may be made between the Contract's investment options subject to the following limitations:

Payout Option                                        % of Account Value                     Frequency
-------------                                        ------------------                     ---------
Variable Payout:                                         Up to 100%                    Once every 365 days
Combination Fixed and Variable Payout:  Up to 100% of money in variable option payout  Once every 365 days
Fixed Payout:                                           Not permitted                          N/A

Fees and Charges
--------------------------------------------------------------------------------

By investing in Portfolio Director, you may be subject to these fees and charges:

  .   Account Maintenance Charge

  .   Surrender Charge

  .   Premium Tax Charge

  .   Separate Account Charges

  .   Market Value Adjustment



  .   Other Charges

These fees and charges are applied to the Fixed and Variable Account Options in proportion to the Account Value as explained below. Unless we state otherwise, we may profit from these fees and charges. For additional information about these fees and charges, see the "Fee Tables." In addition, certain charges may apply to the Multi-Year Option, which are discussed at the end of this section. More detail regarding Mutual Fund fees and expenses may be found in the prospectus for each Mutual Fund, available at www.valic.com.

Account Maintenance Charge

During the Purchase Period an account maintenance charge of $3.75 will be deducted on the last Business Day of each calendar quarter if any of your money is invested in the Variable Account Options. We will sell Purchase Units from your account to pay the account maintenance charge. If all your money in the Variable Account Options is withdrawn, or transferred to a Fixed Account Option, the charge will be deducted at that time. The charge will be assessed equally among the Variable Account Options that make up your Account Value. We do not charge an account maintenance charge during the Payout Period.

The account maintenance charge is to reimburse the Company for our administrative expenses. This includes the expense for establishing and maintaining the record keeping for the Variable Account Options. Certain Contracts may not be subject to this charge, as described below.

Surrender Charge


When you withdraw money from your account, you may be subject to a surrender charge that will be deducted from the amount withdrawn. If you request a partial surrender of your Account Value, a surrender charge would apply to any amount that exceeds the 10% free withdrawal allowed for any Participant Year. See below for exceptions to this charge. It is assumed that any new Purchase Payments are withdrawn before older ones; thus, the last dollar in is the first dollar out. See below for exceptions to this procedure. For information about your right to surrender, see "Surrender of Account Value" in this prospectus.


Amounts exchanged from other contracts issued by the Company may or may not be subject to a surrender charge. After the exchange, it is assumed that any new Purchase Payments are withdrawn before the exchanged amount. For more information, see "Exchange Privilege" in the SAI.

Amount of Surrender Charge

A surrender charge will be the lessor of:

  . Five percent (5%) of the amount of all Purchase Payments received during the past 60 months; or

  .   Five percent (5%) of the amount withdrawn.

10% Free Withdrawal

In any Participant Year, up to 10% of the Account Value may be withdrawn without a surrender charge. The surrender charge will apply to any amount withdrawn that exceeds this 10% limit. The percentage withdrawn will be determined by dividing the amount withdrawn by the Account Value just prior to the withdrawal. If more than one withdrawal is made during a Participant Year, each percentage will be added to determine at what point the 10% limit has been reached.

These 10% withdrawals without charge do not reduce Purchase Payments for the purpose of computing the surrender charge. If a surrender charge is applied to all or part of a Purchase Payment, no surrender charge will be applied to such Purchase Payment (or portion thereof) again. There may be a 10%

--------------------------------------------------------------------------------

premature distribution tax penalty for taking a withdrawal prior to age 59 1/2. See "Federal Tax Matters" for more information.

Exceptions to Surrender Charge

No surrender charge will be applied:

  .   To money applied to provide a Payout Option;

  .   To death benefits;

  . If no Purchase Payments have been received during the 60 months prior to the date of surrender;

  .   If your account has been in effect for 15 years or longer;

  . If your account has been in effect for 5 years or longer, and you have attained age 59 1/2;

  .   To "No Charge Systematic Withdrawals";

  . Under certain contracts, to withdrawals under the No Charge Minimum Distribution provisions;

  . If, after the original Contract issue date, you have become totally and permanently disabled, defined as follows: you are unable, due to mental or physical impairment, to perform the material and substantial duties of any occupation for which you are suited by means of education, training or experience; the impairment must have been in existence for more than 180 days; the impairment must be expected to result in death or be long-standing and indefinite and proof of disability must be evidenced by a certified copy of a Social Security Administration determination or a doctor's verification; or

  . If you are at least 55 years old, are no longer employed by the employer that established the plan, and your account under the plan was established at least 5 years prior to the date of surrender.


  . For Contracts issued to individuals in the State of Oregon, no surrender charge will be applied to withdrawals if your account has been in effect for 10 years or longer. In addition, we will treat funds withdrawn from such Contract, when such funds are subject to surrender charges, as attributable to Purchase Payments withdrawn on a first-in-first out basis. This procedure applies to Contracts issued on and after July 1, 2017. The amount of the surrender charge for such Contracts will be the lessor of: five percent (5%) of the amount withdrawn which is attributable to Purchase Payments received during the most recent 60 months; or five percent (5%) of the total amount withdrawn.


We may waive any otherwise applicable surrender charge if you reinvest the surrender proceeds in another VALIC product. You will, however, be subject to a surrender charge, if any, in the newly acquired product under the same terms and conditions as the original product. For purposes of calculating any surrender charge due, you will be considered to have acquired the new product as of the date you acquired the original product.

Premium Tax Charge

Premium taxes are imposed by some states, cities, and towns. The rate will range from 0% to 3.5%, depending on whether the Contract is qualified or nonqualified. Such tax will be deducted from the Account Value when annuity payments are to begin. We will not profit from this charge.

Separate Account Charges


The Separate Account Charges for each Variable Account Option are shown in the Fee Tables of this prospectus. The charges range from 0.55% to 1.05% depending on the Variable Account Option selected. The charge is deducted daily from the net assets. This charge is guaranteed and cannot be increased by the Company. These charges are to compensate the Company for assuming certain risks under Portfolio Director. The Company assumes the obligation to provide payments during the Payout Period for your lifetime, no matter how long that might be. In addition, the Company assumes the obligation, during the Purchase Period, to pay an interest guaranteed death benefit. The Separate Account charges also may cover the costs of issuing and administering Portfolio Director and administering and marketing the Variable Account Options, including but not limited to enrollment, participant communication and education. Separate Account Charges are applied to Variable Account Options during both the Purchase Period and Payout Period.


The Separate Account Charges may be reduced if issued to certain types of plans that are expected to result in lower costs to VALIC, as discussed below.

Reduction or Waiver of Account Maintenance, Surrender, or Separate Account
Charges

We may, as described below, determine that the account maintenance charge, surrender charges, or Separate Account charges for Portfolio Director may be reduced or waived. We may reduce or waive these charges if we determine that your retirement program will allow us to reduce or eliminate administrative or sales expenses that we usually incur for retirement programs. There are a number of factors we will review in determining whether your retirement program will

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allow us to reduce or eliminate these administrative or sales expenses:

  . The type of retirement program. Certain types of retirement programs, because of their stability, can result in lower administrative costs.

  . The nature of your retirement program. Certain types of retirement programs, due to the types of employees who participate, experience fewer account surrenders, thus reducing administrative costs.

  . Other factors of which we are not presently aware that could reduce administrative costs.

We review the following additional factors to determine whether we can reduce or waive account maintenance charges:

  . The frequency of Purchase Payments for your retirement program. Purchase Payments received no more than once a year can reduce administrative costs.

  . The administrative tasks performed by your employer for your retirement program.

The employer sponsoring your retirement program can, through its method of remitting Purchase Payments, reduce administrative costs.

We review the following additional factors to determine whether we can reduce surrender charges:

  . The size of your retirement program. A retirement program that involves a larger group of employees may allow us to reduce sales expenses.

  . The total amount of Purchase Payments to be received for your retirement program. Larger Purchase Payments can reduce sales expenses.

  . The use of mass enrollment or related administrative tasks performed by your employer for your retirement program.

We review the following additional factors to determine whether we can reduce the Separate Account charges:

  .   The frequency of Purchase Payments for your retirement program.

  .   The size of your retirement program.

  .   The amount of your retirement program's periodic Purchase Payment.

  .   The method of remitting periodic Purchase Payments.

In no event will the reduction or waiver of fees and charges be permitted where the reduction or waiver will unfairly discriminate against any person.

Additionally, under certain circumstances, and at VALIC's sole discretion, VALIC may issue a Contract credit for amounts transferred on behalf of a group contract from another plan or provider, pursuant to the terms of the Contract.

Separate Account Expense Reimbursements or Credits

Some of the Mutual Funds or their affiliates have an agreement with the Company to pay the Company for administrative, recordkeeping and shareholder services it provides to the underlying Fund. The Company may, in its discretion, apply some or all of these payments to reduce its charges to the Division investing in that Fund. We receive payments for the administrative services we perform, such as account recordkeeping, mailing of Fund related information and responding to inquiries about the Funds. Currently, these payments range from 0.00% to 0.35% of the market value of the assets invested in the underlying Fund as of a certain date, usually paid at the end of each calendar quarter.

We may also receive what is referred to as "12b-1 fees" from some of the Funds themselves. In addition, we may receive non-12b-1 service fees from certain funds. These fees are designed to help pay for our direct and indirect distribution costs. The 12b-1 fees and non-12b-1 service fees are generally equal to 0.25% of the daily market value of the assets invested in the underlying Fund.

We may use these 12b-1 and non-12b-1 service fees or a portion of the recordkeeping fees to directly reduce the Separate Account Charges; thus, the net Separate Account Charges are reflected in the Fee Tables. The Separate Account Charges are guaranteed and may not be increased for the life of the Contracts. From time to time some of these fund arrangements may be renegotiated so that we receive a greater payment than previously paid. These fee arrangements do not result in any additional charges to Contract Owners or Participants.

Market Value Adjustment ("MVA")

Under the Multi-Year Option, you may establish one or more new Multi-Year Option guarantee periods (MVA Bands) with a minimum amount, as described in the Contract, per MVA Band in states in which the Multi-Year Option has been approved. The Company may change the minimum from time to time. Each MVA Band will be guaranteed to receive a stated rate of interest through the end of the selected MVA term. We guarantee your Multi-Year Option will earn at least the lowest minimum interest rate applicable to any of the fixed interest options in the Contract. A withdrawal will generally be subject to a surrender charge if it exceeds the amount of any free withdrawal amount permitted under your Contract. Withdrawals or transfers from an MVA Band prior to the end of the MVA term will be subject to a market value adjustment, unless an exception applies. This adjustment may be positive or negative,

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based upon the differences in selected interest rates at the time the MVA Band was established and at the time of the withdrawal. This adjustment will not apply upon the Owner's death, or if the Contract Owner is not a natural person, upon the death of the Annuitant. This adjustment applies independently from surrender charges, and can apply to a 10% free withdrawal. The market value adjustment may be waived for distributions that are required under your Contract. It will also be waived for 30 days following the end of an MVA term. Loans are not available from the Multi-Year Option. Please review your Contract for additional information on the Multi-Year Option.

Other Charges

We reserve the right to charge for certain taxes that we may have to pay. This could include federal income taxes. Currently, no such charges are being made.

Fees for plan services provided by parties other than VALIC or its affiliates maybe assessed to participant accounts upon the direction or authorization of a plan representative. Additional fees may be withdrawn from client accounts in accordance with a client's independent investment advisory contract. Such withdrawals will be identified on applicable participant account reports or client statements.

Plan loans from the Fixed Account Options may be allowed by your employer's plan. Refer to your plan for a description of charges and other information concerning plan loans. We reserve the right to charge a fee of up to $75 per loan (if permitted under state law) and to limit the number of outstanding loans.

Payout Period
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The Payout Period begins when you decide to retire or when you elect to annuitize all or a portion of your Account Value. If your employer's plan permits, you may apply any portion of your Account Value to one of the types of payout options listed below. You may choose to have your payout option on either a fixed, a variable, or a combination payout basis. When you choose to have your payout option on a variable basis, you may keep the same Variable Account Options in which your Purchase Payments were made, or transfer to different ones.

Fixed Payout

Under a fixed payout, you will receive payments that are fixed and guaranteed by the Company. The amount of these payments will depend on:

  .   Type and duration of payout option chosen;

  .   Your age or your age and the age of your survivor (1);

  . Your gender or your gender and the gender of your survivor (1) (IRAs and certain nonqualified Contracts);

  .   The portion of your Account Value being applied; and

  .   The payout rate being applied and the frequency of the payments.
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  (1) This applies only to joint and survivor payouts.

If the benefit would be greater, the amount of your payments will be based on the current payout rate the Company uses for immediate annuity contracts.

Assumed Investment Rate

An "Assumed Investment Rate" or "AIR" is the rate used to determine your first monthly Payout Payment per thousand dollars of account value in your Variable Account Option. When you decide to enter the Payout Period, you will select your Payout Option, your Annuity Date, and the AIR. You may choose an AIR ranging from 3.5% to 5% (as prescribed by state law). If you choose a higher AIR, the initial Annuity Payment will be higher, but later payments will increase more slowly during periods of good investment performance, and decrease faster during periods of poor investment performance. The dollar amount of the variable income payments stays level if the net investment return equals the AIR. Your choice of AIR may affect the duration and frequency of payments, depending on the Payout Option selected. For example, a higher AIR will generate a higher initial Payout Payment, but as Payout Payments continue they may become smaller, and eventually could be less than if you had initially selected a lower AIR. The frequency of the Payout Payments may lessen to ensure that each Payout Payment is at least $25 per month.

Variable Payout

With a variable payout, you may select from your existing Variable Account Options. Your payments will vary accordingly. This is due to the varying investment results that will be experienced by each of the Variable Account Options you selected. The Payout Unit value is calculated just like the Purchase Unit value for each Variable Account Option except that the Payout Unit value includes a factor for the AIR you select. For additional information on how Payout Payments and Payout Unit Values are calculated, see the SAI.

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In determining your first Payout Payment, an AIR of 3.5% is used (unless you select a higher rate as allowed by state law). If the net investment experience of the Variable Account Option exceeds your AIR, your subsequent payments will be greater than your first payment. If the investment experience of the Variable Account Option is lower than your AIR, your subsequent payments will be less than your first payment.

Combination Fixed and Variable Payout

With a combination fixed and variable payout, you may choose:

  .   From your existing Variable Account Options (payments will vary); with a

  .   Fixed payout (payment is fixed and guaranteed).

Partial Annuitization

A Participant may choose to annuitize a portion of the Account Value. This will, in essence, divide the Account Value into two parts. The current non-annuitized part would continue as before, while the annuitized part would effectively be moved to a new Payout Payment account. Thus, the death benefit in such a situation would be reduced to the value of the amount remaining in the account minus the amount applied to Payout Payments. Depending on the payout option selected, there may also be a death benefit from the annuitized portion of the account, such as a payout for a guaranteed period.

Payout Date

The payout date is the date elected by you on which the annuity Payout Payments will start. The date elected must be the first of any month. A request to start payments must be received in our Home Office on a form or through other media approved by VALIC. This request must be received by VALIC by at least the fifteenth (15th) day of the month prior to the month you wish your annuity payments to start. Your account will be valued ten days prior to the beginning of the month in which the Payout Payments will start.

The following additional rules also apply when determining the payout date:

  . The earliest payout date for a nonqualified Contract, an IRA, or a Roth IRA, is established by the terms of the contract, and generally can be any time from age 50 to age 85, and may not be later than age 85 without VALIC's consent.

  . The earliest payout date for all other qualified Contracts is generally subject to the terms of the employer-sponsored plan (including 403(b) plans and programs) under which the Contract is issued and the federal tax rules governing such Contracts and plans.

  . Distributions from qualified Contracts issued under employer-sponsored retirement plans generally are not permitted until after you stop working for the employer sponsoring the plan, unless you have experienced a qualifying financial hardship (or in the case of a 457(b) plan, an unforeseeable emergency) or unless you have become disabled.

  . In certain cases, and frequently in the case of your voluntary deferrals to a 403(b) or a 401(k) plan, you may begin taking distributions when you attain age 59 1/2 even if you are still working for the employer sponsoring the plan.

  . Except in the case of nonqualified Contracts, IRAs, and Roth IRAs, distributions generally must begin no later than April 1 following the calendar year you reach age 701/2 or the calendar year in which you retire, if later. Similar rules apply to IRAs, however distributions from those Contracts may not be postponed until after retirement.

  . All Contracts require distributions to commence within a prescribed period after the death of the Contract Owner/Participant, subject to the specific rules which apply to the type of plan or arrangement under which the contract is issued.

  . The Contract may also impose minimum amounts for annuity payments, either on an annual or on a more frequent periodic basis.

For additional information on plan-level distribution restrictions and on the minimum distribution rules that apply to payments under 403(b), 401, 403(a) and 457 plans, simplified employee plans ("SEPs") or IRAs, see "Federal Tax Matters" in this prospectus and in the SAI.

Payout Options

You may specify the manner in which your Payout Payments are made. You may select one of the following options:

1. Life Only -- payments are made only to you during your lifetime. Under this option there is no provision for a death benefit for the Beneficiary. For example, it would be possible under this option for the Annuitant to receive only one Payout Payment if the Annuitant died prior to the date of the second payment, or two if the Annuitant died before the third payment.

2. Life with Guaranteed Period -- payments are made to you during your lifetime, but if you die before the guaranteed period has expired, your Beneficiary can receive payments for the rest of your guaranteed period, or take a lump-sum distribution.

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3. Life with Cash or Unit Refund -- payments are made to you during your lifetime. These payments are based upon your life expectancy and will continue for as long as you live. If you do not outlive the life expectancy calculated for you, upon your death, your Beneficiary may receive an additional payment. The additional payment under a fixed annuity, if any, is equal to the fixed annuity value of the Contract Owner's Account at the time it was valued for the payout date, less the Payout Payments. The additional payment under a variable annuity, if any, is equal to the variable annuity value of the Contract Owner's Account as of the date we receive Proof of Death, less the Payout Payments.

4. Joint and Survivor Life -- payments are made to you during the joint lifetime of you and a second person. Upon the death of one, payments continue during the lifetime of the survivor. This option is designed primarily for couples who require maximum possible variable payouts during their joint lives and are not concerned with providing for beneficiaries at the death of the last survivor. For example, it would be possible under this option for the joint Annuitants to receive only one payment if both Annuitants died prior to the date of the second payment, or for the joint Annuitants to receive only one payment and the surviving Annuitant to receive only one payment if one Annuitant died prior to the date of the second payment and the surviving Annuitant dies prior to the date of the third payment.

5. Payment for a Designated Period -- payments are made to you for a select number of years between five and 30. Upon your death, payments will continue to your Beneficiary until the designated period is completed.

Payout Information

Once your Payout Payments have begun, the option you have chosen may not be stopped or changed. Any one of the Variable Account Options may result in your receiving unequal payments during the Payout Period. If payments begin before age 59 1/2, you may suffer unfavorable tax consequences, in the form of a penalty tax, if you do not meet an exception under federal tax law. See "Federal Tax Matters."

Under certain retirement plans, federal pension law may require that payments be made under the joint and survivor life payout option.

Most Payout Payments are made monthly. The first Payout Payment must total at least $25, and the annual payment must be at least $100. If the amount of a payment is less than $25, we reserve the right to reduce the frequency of payments so that each payment is at least $25, subject to any limitations under the Contract or plan.

For more information about payout options or enhancements of those payout options available under the Contract, see the SAI.

Surrender of Account Value
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When Surrenders Are Allowed

You may withdraw all or part of your Account Value at any time before the Payout Period begins if:

  .   allowed under federal and state law; and

  .   allowed under your employer's plan.

For Purchase Payments that are contributions made under your employer's plan, such as a 401(a) or (k) qualified cash or deferred arrangement or a 403(b) plan, surrenders are subject to the terms of the plan, in accordance with the Code. Qualified plans often require certain conditions to be met before a distribution or withdrawal may take place. See "Surrender Restrictions" below.

For an explanation of charges that may apply if you surrender your Account Value, see "Fees and Charges" in this prospectus. Additionally, you may incur a 10% federal tax penalty for partial or total surrenders made before age 59 1/2.

Delay of payment. We may be required under applicable law to block a request for a surrender until we receive instructions from the appropriate regulator, due to the USA Patriot Act. In accordance with state law, payments may be deferred up to six months after we receive a request for a full and immediate surrender of the Contract or certificate, including amounts accumulated in the Fixed Account Options, if approved in writing by the insurance commissioner of the state where the individual Contract is issued or where the group contract is issued for the certificate. If payment is deferred, interest will accrue until the payment is made.

VALIC may be required to suspend or postpone the payment of a withdrawal for any period of time when: (1) the NYSE is closed (other than a customary weekend and holiday closings); (2) trading with the NYSE is restricted; (3) an emergency exists such that disposal of or determination of the value of shares of the Variable Account Options is not reasonably practicable; or (4) the SEC, by order, so permits for the protection of Contract Owners.

Surrender Process

If you are allowed to surrender all or a portion of your Account Value during the Purchase Period as noted above, then you must complete a surrender request form or information

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required in other approved media, and submit it to our Home Office or Annuity Service Center. We will mail the surrender value to you within seven calendar days after we receive your request if it is in good order. Good order means that all paperwork is complete and signed or approved by all required persons, and any necessary supporting legal documents or plan forms have been received in correct form.

We may be required to suspend or postpone payments if redemption of an underlying Fund's shares have been suspended or postponed. See the applicable Fund prospectus for a discussion of the reasons why the redemption of shares may be suspended or postponed.

We may receive a surrender for a Purchase Payment that has not cleared the banking system. We may delay payment of that portion of your surrender value until the check clears.

Amount That May Be Surrendered

The amount that may be surrendered during the Purchase Period can be determined as follows:

                  Allowed   = (equals)  Your Account Value(1)
                 Surrender                    - (minus)
                   Value                   Any Applicable
                                          Surrender Charge

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(1) Equals the Account Value next computed after your properly completed request for surrender is received in our Home Office.

There is no guarantee that the surrender value in a Variable Account Option will ever equal or exceed the total amount of your Purchase Payments received by us. The surrender value in a Fixed Account Option will never be less than the Purchase Payments allocated to the Fixed Account Option (less amounts transferred to a Variable Account Option or withdrawn from the Fixed Account Option), subject to applicable surrender charges.

Surrender Restrictions

Generally, Code section 403(b)(11) permits total or partial distributions from your voluntary contributions to a 403(b) contract only on account of hardship (employee contributions only without accrued interest), attainment of age
59 1/2, separation from service, death or disability. Similar restrictions apply to any amount transferred to a 403(b) contract from a 403(b)(7) custodial account. In addition, beginning for contracts issued on or after January 1, 2009, employer contributions and non-elective contributions to a 403(b) annuity contract are subject to restrictions specified in Treasury regulations as specifically imposed under the employer's plan.

Under the Texas State Optional Retirement Program, no surrender or partial surrender will be allowed except upon attainment of age 70 1/2, retirement or other termination of employment or death.

Under the Florida State Optional Retirement Program, no surrender or partial surrender of Purchase Payments made by the employer will be allowed except upon termination of employment, retirement or death. Benefit payments based on payments from the employer may not be paid in a lump sum or for a period certain, but must be paid under a life contingency option, except for:

  .   death benefits; and

  .   certain small amounts approved by the State of Florida.

Under the Louisiana Optional Retirement Plan, retirement benefits must be paid in the form of a lifetime income option. Single sum surrenders and partial surrenders out of the plan are not permitted, unless they are rollovers to another qualified plan or IRA, except for death benefits.

Other employer-sponsored plans may also impose restrictions on the timing and form of surrenders from the Contract.

Partial Surrenders

You may request a partial surrender of your Account Value at any time during the Purchase Period, subject to any applicable surrender restrictions. A partial surrender plus any surrender charge will reduce your Account Value. You may specify an amount to be taken from each Fund or the amount will be distributed pro-rata against all Funds. If you do not specify, the distribution will be taken pro-rata against the Variable Account and Fixed Account Options.

The reduction in the number of Purchase Units credited to your Variable Account Option Account Value will equal:

                The amount            /        Your Purchase Units
           surrendered from the    (divided  next computed after the
          Variable Account Option    by)       written request for
                 + (plus)                    surrender is received at
           Any surrender charge                  our Home Office

The surrender value will be reduced by the full quarterly account maintenance charge in the case of a full surrender during a quarter. If your Account Value falls below a certain dollar amount and you do not make a Purchase Payment over a certain period of time, as specified in your Contract, we may close your account and pay the Account Value to you.

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Systematic Withdrawals

You may elect to withdraw all or part of your Account Value under a systematic withdrawal method as described in your Contract ("No Charge" systematic withdrawals). There will be no surrender charge for withdrawals using this method, which provides for:

  .   Payments to be made to you; and

  .   Payment over a stated period of time, but not less than five years; and

  . Payment of a stated yearly dollar amount or percentage (the amount or percentage may not exceed 20% of your Account Value at the time election is made).

We may require a minimum withdrawal amount under this method. The portion of your account that has not been withdrawn will continue to receive the investment return of the Variable Account Options that you selected. You may select the specific investment option(s) from which to take distributions for most payment options, or you may elect to have your payment distributed proportionally across all the funds in which you are invested, including the Multi-Year Option. A market value adjustment may apply to systematic withdrawals unless you choose the Fixed Interest Only payment option. Once begun, a "No Charge" systematic withdrawal election may not be changed, but can be revoked at no charge. If revoked, a "No Charge" systematic withdrawal may not be elected again. Systematic withdrawals that are not "No Charge" systematic withdrawals can be changed, revoked, and/or reinstated. No more than one systematic withdrawal election may be in effect at any one time. We reserve the right to discontinue any or all systematic withdrawals or to change the terms, at any time.

Distributions Required by Federal Tax Law

There will be no surrender charge on RMD's if the withdrawal:

  .   Is made payable to you; and

  . Does not exceed the amount required under federal tax law as determined by the values in your Portfolio Director Contract and VALIC.
You may select the specific investment option(s) from which to take distributions for most payment options, or you may elect to have your payment distributed proportionally across all the investment options in which you are invested, including the Multi-Year Option. This Contract feature will not be available in any year that an amount has been withdrawn under the "No Charge" systematic withdrawal method. See "Federal Tax Matters" for more information about required distribution rules.

Exchange Privilege
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From time to time, we may offer to exchange certain fixed or variable contracts into Portfolio Director. Such an exchange offer will be made in accordance with applicable federal securities laws and state insurance rules and regulations. We will provide the specific terms and conditions of any such exchange offer at the time the offer is made.

Death Benefits
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The Contracts will pay death benefits during either the Purchase Period or the Payout Period. The death benefit provisions may vary from state to state.

The Process

VALIC requires that complete and acceptable documentation and paperwork be received from the Beneficiary in order to begin the death benefit payment process. First, Proof of Death is required. Proof of Death is defined as a certified copy of the death certificate, a certified copy of a decree of a court of competent jurisdiction as to death, a written statement by an attending physician, or any other proof satisfactory to VALIC. Additionally, the Beneficiary must include an election specifying the distribution method and any other form required by VALIC or a regulator to process the claim. The account will not be valued and any payments will not be made until all paperwork is complete and in a form acceptable to VALIC. Your Beneficiary may contact us at 1-800-448-2542 with any questions about required documentation and paperwork. Death benefits are paid only once per Contract.

If your Account Value is reduced to zero, you may no longer make subsequent Purchase Payments or transfers, and no death benefit will be payable.

Beneficiary Information

The Beneficiary may receive death benefits:

  .   In a lump sum;

  . In the form of an annuity under any of the Payout Options stated in the Payout Period section of this prospectus subject to the restrictions of that Payout Option; or

  .   In a manner consistent with Code section 401(a)(9) or 72(s).

Payment of any death benefits must be within the time limits set by federal tax law and by the plan, if any.

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Spousal Beneficiaries

A spousal Beneficiary may receive death benefits as shown above; or

In the case of a qualified Contract,

  . may delay any distributions until the Annuitant would have reached age 70 1/2; or

  . may roll the funds over to an IRA or certain retirement plans in which the spousal Beneficiary participates;

In the case of a nonqualified Contract,

  .   may continue the Contract as Contract Owner.

Beneficiaries Other Than Spouses

If the Beneficiary is not the spouse of the Annuitant, death benefits must be paid:

  .   In full within 5 years after the year of the Annuitant's death; or

  . By payments beginning within 1 year after the year of the Annuitant's death under:

       1. A life annuity;

       2. A life annuity with payments guaranteed to be made for at least a specified fixed period; or

       3. An annuity or other stream of payments for a designated period not exceeding the Beneficiary's life expectancy.

If the Annuitant dies before the beginning of the Annuity Period, the named Beneficiary may receive the payment.

Payments for a designated or fixed period and guarantee periods for a life annuity cannot be for a greater period of time than the Beneficiary's life expectancy. After choosing a payment option, a Beneficiary may exercise many of the investment options and other rights that the Participant or Contract Owner had under the Contract.

Special Information for Individual Nonqualified Contracts

It is possible that the Contract Owner and the Annuitant under a nonqualified Contract may not be the same person. If this is the case, and the Contract Owner dies, there will be no death benefit payable since the death benefit is only due in the event of the Annuitant's death. However, the Contract will be transferred to the contingent owner, if any, or to the Beneficiary if there is no contingent owner or to the Contract Owner's estate, if there is no Beneficiary. Such transfers may be considered a taxable event by the IRS. In general, payments received by your Beneficiaries after your death are taxed in the same manner as if you had received the payments. See "Federal Tax Matters."

During the Purchase Period

Two types of benefits are available if death occurs during the Purchase Period: interest guaranteed death benefit and standard death benefit. The Beneficiary will receive the greater of these two benefits. The interest guaranteed death benefit ensures that the Beneficiary receives at least a minimum death benefit under the Contract, even if invested in Variable Account Options, while the standard death benefit guarantees the return of Purchase Payments less any prior withdrawals.

As indicated above, a Participant may elect to annuitize only a certain portion and leave the remaining value in the account. The death benefit in such situations would include the value of the amount remaining in the account minus the amount applied to Payout Payments. Depending on the payout option selected, there may also be a death benefit from the annuitized portion of the account.

Interest Guaranteed Death Benefit

The interest guaranteed death benefit is payable when death occurs prior to your reaching the age of 70, provided that the benefit is available in your state. The amount payable under the interest guaranteed death benefit will be at least equal to the sum of your Account Value in the Fixed Account Option(s) and the Variable Account Option(s) on the date VALIC receives all paperwork, including satisfactory proof of death, complete and in a form acceptable to VALIC.

The interest guaranteed death benefit is generally calculated as is shown below. The calculation becomes more complex based upon the transfers between available investment options or product exchanges. Thus, the death benefit may only be calculated for a Beneficiary once VALIC receives all paperwork, including satisfactory proof of death, complete and in a form acceptable to VALIC.

Step 1:  Determine your Fixed Account Option Value by taking the greater of:

             Value of Fixed Account Option on date all paperwork is complete and in a form acceptable to VALIC or
             100% of Purchase Payments invested in Fixed Account
             Option
         -   (minus)
             Amount of all prior withdrawals from the Fixed Account
             Option, charges and any portion of Account Value applied under a Payout Option

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Step 2:  Determine your Variable Account Option Value by taking the greater of:

            Value of Variable Account Options on date all paperwork is complete and in a form acceptable to VALIC or
            100% of Purchase Payments invested in Variable
            Account Options
        -   (minus)
            Amount of prior withdrawals (out of) or transfers (out of) the Variable Account Options
        +   (plus)
            Interest at an annual rate as specified in your Contract

Step 3:  Add step 1 + 2 = Death Benefit

For purposes of this calculation amounts transferred into the Variable Account Option will be treated as Purchase Payments.

This value may be adjusted if you received a Death Benefit Endorsement or Amendatory Endorsement with your Contract or certificate. See "Death Benefit Endorsement and Amendatory Endorsement" under the heading "Standard Death Benefit" below.

Important Note about Death Benefit Payable in New York: The interest guaranteed death benefit is not available in New York. In New York, only the standard death benefit is available.

Important Note about Death Benefit Payable in Florida. The interest guaranteed death benefit was not available in Florida for Contracts issued prior to March 5, 2012. For Contracts issued on or after March 5, 2012, the interest guaranteed death benefit is available on individual nonqualified Contracts, Roth IRAs or IRAs (issued outside of an employer-sponsored retirement plan) if death occurs prior to age 70; the standard death benefit is payable if death occurs on or after age 70. For Contracts issued in connection with an employer-sponsored retirement plan, only the standard death benefit is payable.

Standard Death Benefit

The standard death benefit is payable if death occurs on or after age 70, or at any age in a state where the interest guaranteed death benefit is not available.

The standard death benefit will be the greater of:

             Your Account Value on the date all paperwork is complete and in a form acceptable to VALIC or
             100% of Purchase Payments (to Fixed and/or Variable
             Account Options)
         -   (minus)
             Amount of all Prior Withdrawals, Charges and any portion of Account Value applied under a Payout Option

Death Benefit Endorsement and Amendatory Endorsement -- The information below is applicable to you only if you received a Death Benefit Endorsement or Amendatory Endorsement with your Contract or certificate.

If the total amount of any death benefit payable from the Fixed and Variable Account Options under the Contract exceeds the Account Value as of the date all paperwork is complete and in a form acceptable to VALIC, then the total death benefit paid may be adjusted to limit the death benefit due to withdrawals. An Adjusted Purchase Payment Amount will be calculated, on the date all paperwork is complete and in a form acceptable to VALIC, determined as follows:

           A. 100% of Purchase Payments
           -  (minus)
           B. Gross Withdrawals (see below) and any portion of Account Value applied under a Payout Option
           +  (plus)
           C. Interest on the result of A minus B at an annual rate as specified in your Contract (see below).

Each "Gross Withdrawal" is calculated by multiplying the Account Value by a fraction. The numerator of the fraction is the amount of the withdrawal plus any associated fees and charges. The denominator of the fraction is the Account Value immediately prior to the withdrawal. Thus, each Gross Withdrawal will proportionately reduce the Adjusted Purchase Payment Amount. The interest adjustment in C. above is added only if you are under age 70 at the time of death and if your Contract was not issued in New York. See the Death Benefit Endorsement or Amendatory Endorsement for the interest rate to be applied.

The Contract death benefit and the Adjusted Purchase Payment Amount are compared. The lesser amount is then compared to the Account Value, and the beneficiary will receive the greater of those two amounts.

During the Payout Period

If death occurs during the Payout Period, the Beneficiary may receive a death benefit depending on the payout option selected. The amount of death benefit will also depend on the payout option that you selected. The payout options available are described in the "Payout Period" section of this prospectus.

  . If the life only option or joint and survivor life option was chosen, there will be no death benefit.

  . If the life with guaranteed period option, joint and survivor life with guaranteed periods option, life with cash or unit refund option or payment for a designated period option was chosen, and the entire amount guaranteed has not been paid, the Beneficiary may

--------------------------------------------------------------------------------

      choose one of the following within 60 days after death benefits are payable:

       1. Receive the present value of any remaining payments in a lump sum; or

       2. Receive the remaining payments under the same terms of the guaranteed period option chosen by the deceased Annuitant; or

       3. Receive the present value of any remaining payments applied under the payment for a designated period option for a period equal to or shorter than the period remaining. Spousal Beneficiaries may be entitled to more favorable treatment under federal tax law.

Other Contract Features
--------------------------------------------------------------------------------

Changes That May Not Be Made

The following terms in the Contracts may not be changed once your account has been established:

  .   The Contract Owner (except for an individual nonqualified Contract);

  .   The Participant; and

  .   The Annuitant.

Change of Beneficiary

The Beneficiary (if not irrevocable) may usually be changed at any time.

Under some retirement programs, the right to name a Beneficiary other than the spouse or change a Beneficiary is subject to approval by the spouse. Also, the right to name a Beneficiary other than the spouse may be subject to certain laws and regulations applicable to the plan.

If the Annuitant dies, and there is no Beneficiary, any death benefit will be payable to the Annuitant's estate, except in the case of a nonqualified Contract where the Contract Owner and Annuitant are different, in which case the death benefit is paid to the Contract Owner or the Contract Owner's estate.

If a Beneficiary dies while receiving payments, and there is no co-Beneficiary to continue to receive payments, any amount still due will be paid to the Beneficiary's estate.

Contingent Owner

The Contract Owner may name a contingent owner under an individual nonqualified Contract. During the Purchase Period, the contingent owner may be changed.

Cancellation -- The "Free Look" Period

The Contract Owner of a group Contract (employer) or individual Contract Owner may cancel a Contract by returning it to the Company within 20 days after it is received. (A longer period will be allowed if required under state law.) The free look does not apply to Participant certificates except in a limited number of states. We will allocate Purchase Payments as instructed during the "free look" period. To cancel the Contract, the Contract Owner must send a written request for cancellation and return the Contract to us at our Home Office before the end of the "Free Look" period. A refund will be made to the Contract Owner within seven days after receipt of the Contract within the required period. The amount of the refund will be equal to all Purchase Payments received or, if more, the amount required under state law. As noted previously, we reserve the right to withhold payment of the Premium Enhancement until the expiration of the Contract's free look period. See the "Purchase Period -- Premium Enhancement" section for more information. The Contract will be void once we issue a refund.

We Reserve Certain Rights

We may amend the Contracts to comply with changes in federal tax, securities, or other laws. We may also make changes to the Variable Account Options offered under the Contracts. For example, we may add new Variable Account Options to expand the offerings for an asset class. We may stop accepting allocations and/or investments in a particular Variable Account Option if the shares of the underlying Fund are no longer available for investment or if, for example, further investment would be inappropriate. We may move assets and re-direct future premium allocations from one Variable Account Option to another in accordance with federal and state law and, in some cases, with SEC approval. The new Variable Account Option offered may have different fees, expenses, objectives, strategies and risks.

We may restrict your ability to combine Contracts and may modify or suspend or impose additional or different conditions with respect to options available under the Contracts, as may be allowed by federal or state law. We will not make any changes to the Contracts without Contract Owner and Participant permission except as may be allowed by federal or state law. We may add endorsements to the Contracts that would apply only to new Contract Owners and Participants after the effective date of the changes. These changes would be subject to approval by the Company and may be subject to approval by the SEC.

--------------------------------------------------------------------------------


We reserve the right to operate VALIC Separate Account A as a management investment company under the applicable securities laws, and to deregister VALIC Separate Account A under applicable securities laws, if registration is no longer required.

Relationship to Employer's Plan

If the Contract is being offered under a retirement plan through your employer, you should always refer to the terms and conditions in your employer's plan when reviewing the description of the Contracts in this prospectus.

Voting Rights
--------------------------------------------------------------------------------

As discussed in the "About VALIC Separate Account A" section of this prospectus, VALIC Separate Account A holds, on your behalf, shares of the Mutual Funds that comprise the Variable Account Options. From time to time, the Funds may be required to hold a shareholder meeting to obtain approval from their shareholders for certain matters.

Who May Give Voting Instructions

During the Purchase Period, subject to any contrary provisions in the plan, the Contract Owner, Participant, or Beneficiary will have the right to give voting instructions to VALIC Separate Account A for the shareholder meetings, except as noted below. Proxy material and a form on which voting instructions may be given before the shareholder meeting is held will be mailed in advance of any shareholder meeting. Please vote each card received.

Participants in a nonqualified unfunded deferred compensation plan will not have the right to give voting instructions.

Determination of Fund Shares Attributable to Your Account

During the Purchase Period

The number of Fund shares attributable to your account will be determined on the basis of the Purchase Units credited to your account on the record date set for the Fund shareholder meeting.

During the Payout Period or after a Death Benefit Has Been Paid

The number of Fund shares attributable to your account will be based on the liability for future variable annuity payments to your payees on the record date set for the Fund shareholder meeting.

How Fund Shares Are Voted

VALIC Separate Account A will vote all of the shares of the Funds it holds based on, and in the same proportion as, the instructions given by all Participants invested in that Fund entitled to give instructions at that shareholder meeting. VALIC Separate Account A will vote the shares of the Funds it holds for which it receives no voting instruction in the same proportion as the shares for which voting instructions have been received.

In the future, we may decide how to vote the shares of VALIC Separate Account A in a different manner if permitted at that time under federal securities law.

Federal Tax Matters
--------------------------------------------------------------------------------

The Contracts provide tax-deferred accumulation over time, but may be subject to certain federal income and excise taxes, mentioned below. Refer to the SAI for further details. Section references are to the Code. We do not attempt to describe any potential estate or gift tax, or any applicable state, local or foreign tax law other than possible premium taxes mentioned under "Premium Tax Charge." Discussions regarding the tax treatment of any annuity contract or retirement plans and programs are intended for general purposes only and are not intended as tax advice, either general or individualized, nor should they be interpreted to provide any predictions or guarantees of a particular tax treatment. Such discussions generally are based upon the Company's understanding of current tax rules and interpretations, and may include areas of those rules that are more or less clear or certain. Tax laws are subject to legislative modification, and while many such modifications will have only a prospective application, it is important to recognize that a change could have retroactive effect as well. You should seek competent tax or legal advice, as you deem necessary or appropriate, regarding your own circumstances.

Types of Plans

Tax rules vary, depending on whether the Contract is offered under your employer's tax-qualified retirement program, an individual retirement plan, or is instead a nonqualified Contract. The Contracts are used under the following types of retirement arrangements:

  . Section 403(b) annuities for employees of public schools and section 501(c)(3) tax-exempt organizations;

  . Section 401(a), 403(a) and 401(k) qualified plans (including plans for self-employed individuals);

--------------------------------------------------------------------------------


  .   Section 408(b) traditional IRAs;

  .   Section 408A Roth IRAs;

  . Section 457 deferred compensation plans of governmental and tax-exempt employers;

  .   Section 408(k) SEPs and SARSEPs; and

  .   Section 408(p) SIMPLE retirement accounts.

Contributions under any of these retirement arrangements generally must be made to a qualifying annuity Contract or to a qualifying trust or custodial account, in order for the contributions to receive favorable tax treatment as pre-tax (or Roth) contributions. Contracts purchased under these retirement arrangements are "Qualified Contracts."

Note that the specific terms of the governing employer plan may limit rights and options otherwise available under a Contract. In addition, changes in the applicable laws or regulations may impose additional limitations or may require changes to the contract to maintain its status as a Qualified Contract.

In addition, the Contracts may be used as "Nonqualified Contracts." Such nonqualified Contracts may be used to "informally" fund nonqualified deferred compensation plans, or they may serve as individual annuity contracts issued outside of the context of any formal employer retirement plan or arrangement. Nonqualified Contracts generally may invest only in Fixed Account Options and in mutual funds that are not available to the general public outside of annuity contracts or life insurance contracts. The restriction on including publicly available funds in nonqualified annuity contracts results from a longstanding IRS position articulated in a 1981 Revenue Ruling and added to the Code in 1984. The restriction generally does not apply to Qualified Contracts, as confirmed by the IRS in 1999 guidance.

Tax Consequences in General

Purchase Payments, distributions, withdrawals, transfers and surrender of a Contract can each have a tax effect, which varies with the governing retirement arrangement. Please refer to the detailed explanation in the SAI, the documents (if any) controlling the retirement arrangement through which the Contract is offered, and your personal tax advisor.

Purchase Payments under the Contracts can be made as contributions by employers or as pre-tax or after-tax contributions by employees, depending on the type of retirement program. Purchase Payments also can be made outside of an employer-sponsored retirement program. After-tax Purchase Payments, including after-tax employee contributions, generally constitute "investment in the Contract." All Qualified Contracts receive deferral of tax on the inside build-up of earnings on invested Purchase Payments, until a distribution occurs. See the SAI for a discussion of the taxation of distributions, including upon death, and special rules, including those applicable to non-natural owners of nonqualified Contracts.

Transfers among investment options within a variable annuity Contract generally are not taxed at the time of such a transfer. However, in 1986, the IRS indicated that limitations might be imposed with respect to either the number of investment options available within a Contract, or the frequency of transfers between investment options, or both, in order for the Contract to be treated as an annuity Contract for federal income tax purposes. If imposed, VALIC can provide no assurance that such limitations would not be imposed on a retroactive basis to Contracts issued under this prospectus. However, VALIC has no present indications that the IRS intends to impose such limitations, or what the terms or scope of those limitations might be. In addition, based upon published guidance issued by the IRS in 1999, it appears likely that such limitations, if imposed, would only apply to nonqualified Contracts.

Distributions are taxed differently depending on the program through which the Contracts are offered and the previous tax characterization of the contributions to which the distribution relates. Generally, the portion of a distribution that is not considered a return of investment in the Contract is subject to income tax. For annuity payments, investment in the Contract is recovered ratably over the expected payout period. Special recovery rules might apply in certain situations. Non-periodic payments such as partial withdrawals and full surrenders during the Purchase Period are referred to as "amounts not received as an annuity" in the Code. These types of payments are generally taxed to the extent of any gain existing in the Contract at the time of withdrawal.

Amounts subject to income tax may also incur excise or penalty taxes, under certain circumstances. Generally, as more fully discussed in the SAI, taxable distributions received before you attain age 591/2 are subject to a 10% penalty tax in addition to regular income tax, unless you make a rollover, in the case of a Qualified Contract, to another tax-deferred investment vehicle or meet certain exceptions. Note that a distribution from a 457(b) plan is not subject to the 10% tax penalty. And, if you have to report the distribution as ordinary income, you may need to make an estimated tax payment by the due date for the quarter in which you received the distribution, depending on the amount of federal tax withheld from the distribution. When calculating your tax liability to determine whether you need to make an estimated tax payment, your total tax for the year should also include the amount of the 10% additional tax on early distributions unless an exception applies. Amounts eligible for grandfathered status afforded to pre-1982 accounts might be exempt from the 10% early withdrawal penalty. Please consult with your tax advisor concerning these exceptions, tax

--------------------------------------------------------------------------------

reporting, and the tax-related effects of an early distribution. Required tax withholding will vary according to the type of program, type of payment and your tax status. In addition, amounts received under all Contracts may be subject to state income tax withholding requirements.

The Pension Protection Act of 2006 created other distribution events and exemptions from the 10% early withdrawal penalty tax. These include payments to certain reservists called up for active duty after September 11, 2001 and payments up to $3,000 per year made directly to an insurer for health, life and accident insurance by certain retired public safety officers.

On March 30, 2010, the Health Care and Education Reconciliation Act ("Reconciliation Act") was signed into law. Among other provisions, the Reconciliation Act imposes a new tax on net investment income, which went into effect in 2013, at the rate of 3.8% of investment income in excess of applicable thresholds for Modified Adjusted Gross Income ($250,000 for joint filers; $125,000 for married individuals filing separately; and, $200,000 for individual filers). An individual with MAGI in excess of the threshold will be required to pay this new tax on net investment income in excess of the applicable MAGI threshold. For this purpose, net investment income generally will include taxable withdrawals from a Non-Qualified contract, as well as other taxable amounts including amounts taxed annually to an owner that is not a natural person (see final paragraph in this section). This new tax generally does not apply to Qualified Contracts; however, taxable distributions from such contracts may be taken into account in determining the applicability of the MAGI thresholds.


It is the understanding of VALIC, confirmed by IRS Revenue Procedure 99-44, that a Qualified Contract described in section 401(a), 403(a), 403(b), 408(b) or 408A of the Code does not lose its deferred tax treatment if Purchase Payments under the Contract are invested in publicly available Mutual Funds.


It is also the understanding of VALIC that for each other type of Qualified Contract an independent exemption provides tax deferral regardless of how ownership of the Mutual Fund shares might be imputed for federal income tax purposes.

Investment earnings on contributions to nonqualified Contracts that are owned by non-natural persons (except for trusts or other entities as agent for a natural person) will be taxed currently to the Contract Owner and such Contracts will not be treated as annuities for federal income tax purposes.

Important Information Regarding 403(b) Regulations

On July 26, 2007, the Department of the Treasury published final 403(b) regulations that became largely effective on January 1, 2009. These comprehensive regulations include several rules and requirements, such as a requirement that employers maintain their 403(b) plans pursuant to a written plan. The final regulations, subsequent IRS guidance, and the terms of the written plan may impose restrictions on both new and existing contracts, including restrictions on the availability of loans, distributions, transfers and exchanges, regardless of when a contract was purchased.

In general, certain contracts originally established by a 90-24 transfer prior to September 25, 2007 are exempt (or grandfathered) from some of the requirements of the final regulations; provided that no salary reduction or other contributions have ever been made to the contract, and that no additional transfers are made to the contract on or after September 25, 2007. Further, contracts that are not grandfathered were generally required to be part of, and subject to the requirements of an employer's 403(b) plan upon its establishment, but no later than by January 1, 2009.

The rules in the final regulations generally do not affect a participant's ability to transfer some or all of a 403(b) account to a state-defined benefit plan to purchase service credits, where such a transfer is otherwise consistent with applicable rules and requirements and with the terms of the employer's plan.


As a general matter, many Contracts that have received plan contributions after 2004, and all Contracts that have received plan contributions after 2008, are required to be included in the plan and in the plan's administrative coordination, even if the investment provider and the Contract are no longer permitted to receive new contributions and/or transfers. However, IRS guidance generally permits a plan sponsor to exclude a Contract where the plan sponsor has otherwise made a good faith effort to include the Contract issued by a provider that ceased to receive contributions prior to January 1, 2009, as well as such Contracts maintained by certain former employees. You should be aware, however, that some rules governing contracts inside and outside of the plan after 2008 are subject to different interpretations, as well as possible additional IRS guidance. In addition, a Contract maintained under a plan subject to the requirements of Title I of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") may be required to be included in the plan regardless of whether it remains eligible to receive contributions after a specified date. The foregoing discussion is intended as a general discussion of the requirements only, and you may wish to discuss the requirements of the regulations and/or the general information above with your tax advisor.


U.S. Department of Labor Fiduciary Regulation


On April 8, 2016 the United States Department of Labor ("DOL") published its final regulation defining fiduciary advice, along with related revisions to certain existing guidance, as well as a new exemption from specific ERISA prohibitions. The requirements under the regulation and related guidance apply

--------------------------------------------------------------------------------


primarily to ERISA plans and IRAs. While the new requirements generally will not impact your rights under the Contract, they may, however, affect recommendations made by your financial advisor and your financial advisor's ability to make those recommendations. More specifically, the regulation and related guidance generally will apply to recommendations to buy, sell or hold interests in the Contract, as well as recommendations for distributions and rollovers to or from the Contract where the Contract is in an ERISA plan or IRA. The original applicability date for the regulation and significant portions of the related guidance was April 10, 2017. In guidance released on April 5, 2017 this initial applicability date was delayed to June 9, 2017, as the DOL reviews the guidance in light of specific questions posed by the President in a memorandum issued to the DOL with regard to the 2016 regulation and the related guidance. In the absence of additional delays or revisions, full compliance with the regulation and the related guidance is required by January 1, 2018.


Legal Proceedings
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The Company is currently defending a lawsuit filed in the Circuit Court of Kanawha County, West Virginia on November 12, 2009 by the West Virginia Investment Management Board and The West Virginia Consolidated Public Retirement Board (the "WV Boards"). The WV Boards assert damages in excess of $100 million. In November 2014, the West Virginia Supreme Court reversed the trial court's grant of summary judgment in the Company's favor, and remanded the matter to the Business Court for further proceedings. The matter was arbitrated in March 2017 and a decision is expected by April 30, 2017.


Various federal, state and other regulatory agencies may from time to time review, examine or inquire into the operations, practices and procedures of the Company, such as through financial examinations, market conduct exams or regulatory inquiries. Based on the current status of pending regulatory examinations and inquiries involving the Company, the Company believes it is not likely that these regulatory examinations or inquiries will have a material adverse effect on the financial position, results of operations or cash flows of the Company.


Various other lawsuits against the Company have arisen in the ordinary course of business. As of April 21, 2017, the Company believes it is not likely that contingent liabilities arising from such lawsuits will have a material effect on the Company's statutory financial statements.


Financial Statements
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Financial statements of VALIC and the Separate Account and American Home (if applicable to you) are included in the SAI. For additional information about the Contracts, you may request a copy of the SAI. We have filed the SAI with the SEC and have incorporated it by reference into this prospectus. You may obtain a free copy of the SAI if you write us at our Home Office, located at 2929 Allen Parkway, Houston, Texas, 77019 or call us at 1-800-448-2542.

Information about the Separate Account, including the SAI, can also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Inquiries on the operations of the Public Reference Room may be made by calling the SEC at 1-202-942-8090. Reports and other information about the Separate Account are available on the SEC's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street, N.E., Washington D.C. 20549-0506.

           TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION
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                                                      Page
                                                      ----
                     General Information.............   3
                     Federal Tax Matters.............   3
                     Exchange Privilege..............  12
                     Calculation of Surrender Charge.  18
                     Purchase Unit Value.............  19

                                                            Page
                                                            ----
                Calculation of MVA Option..................  20
                Payout Payments............................  21
                Distribution of Variable Annuity Contracts.  23
                Experts....................................  23
                Comments on Financial Statements...........  23

                   Appendix A -- Selected Purchase Unit Data
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Purchase units shown are for a Purchase Unit outstanding throughout the year for each Variable Account Option.*


                                                                   Number of
                                                  Unit     Unit      Units
                                                Value at   Value  Outstanding
                                                Beginning at End   at End of
   Fund Name                               Year  of Year  of Year    Year
   ---------                               ---- --------- ------- -----------
   VALIC Company I
     Asset Allocation Fund (Division 5)    2016   7.868    8.376    2,775,268
                                           2015   7.968    7.868    3,067,545
                                           2014   7.623    7.968    3,209,845
                                           2013   6.627    7.623    3,288,829
                                           2012   5.895    6.627    3,319,307
                                           2011   5.888    5.895    3,029,788
                                           2010   5.180    5.888    2,746,725
                                           2009   4.225    5.180    2,642,382
                                           2008   5.467    4.225    2,229,129
                                           2007   5.184    5.467    2,377,154
     Blue Chip Growth Fund (Division 72)   2016   1.931    1.932   53,314,322
                                           2015   1.753    1.931   57,536,340
                                           2014   1.619    1.753   54,618,367
                                           2013   1.156    1.619   55,183,506
                                           2012   0.987    1.156   64,539,346
                                           2011   0.980    0.987   68,858,835
                                           2010   0.850    0.980   85,079,813
                                           2009   0.599    0.850  149,343,628
                                           2008   1.057    0.599  121,401,907
                                           2007   0.942    1.057   26,745,363
     Broad Cap Value Income Fund
      (Division 75)                        2016   1.725    1.948    3,938,558
                                           2015   1.762    1.725    4,037,846
                                           2014   1.652    1.762    4,011,853
                                           2013   1.220    1.652    3,646,084
                                           2012   1.079    1.220    3,746,213
                                           2011   1.070    1.079    4,630,772
                                           2010   0.942    1.070    3,600,540
                                           2009   0.758    0.942    3,646,121
                                           2008   1.166    0.758    3,526,886
                                           2007   1.153    1.166    3,939,724
     Capital Conservation Fund
      (Division 7)                         2016   3.880    3.937    9,693,257
                                           2015   3.903    3.880   12,155,846
                                           2014   3.712    3.903   13,410,386
                                           2013   3.883    3.712   13,272,130
                                           2012   3.643    3.833   13,673,593
                                           2011   3.438    3.643   10,330,789
                                           2010   3.213    3.438    8,481,323
                                           2009   2.918    3.213    6,330,564
                                           2008   3.032    2.918    6,130,802
                                           2007   2.949    3.032   10,912,202
     Core Equity Fund (Division 15)        2016   3.416    3.820   10,612,389
                                           2015   3.508    3.416   11,688,280
                                           2014   3.171    3.508   13,726,086
                                           2013   2.370    3.171   14,736,763
                                           2012   2.092    2.370   15,886,708
                                           2011   2.119    2.092   17,481,863
                                           2010   1.893    2.119   18,841,998
                                           2009   1.547    1.893   20,044,985
                                           2008   2.479    1.547   20,940,813
                                           2007   2.426    2.479   24,019,431
     Dividend Value Fund (Division 21)     2016   2.761    3.196   25,167,562
                                           2015   2.801    2.761   22,170,302
                                           2014   2.585    2.801   29,533,269
                                           2013   2.004    2.585   32,936,109
                                           2012   1.794    2.004   48,690,821
                                           2011   1.672    1.794   34,436,195
                                           2010   1.478    1.672   23,966,078
                                           2009   1.252    1.478   22,646,853
                                           2008   1.948    1.252   18,379,431
                                           2007   1.973    1.948   26,965,273


                                                                  Number of
                                                 Unit     Unit      Units
                                               Value at   Value  Outstanding
                                               Beginning at End   at End of
   Fund Name                              Year  of Year  of Year    Year
   ---------                              ---- --------- ------- -----------
     Dynamic Allocation Fund
      (Division 103)                      2016   1.139    1.184    8,428,933
                                          2015   1.203    1.139    7,989,894
                                          2014   1.163    1.203    7,280,091
                                          2013   0.998    1.163    4,017,123
                                          2012      --    0.998           --
     Emerging Economies Fund
      (Division 87)                       2016   0.780    0.863  109,344,226
                                          2015   0.920    0.780  113,355,104
                                          2014   0.982    0.920  109,004,040
                                          2013   1.018    0.982  119,271,330
                                          2012   0.864    1.018  108,744,331
                                          2011   1.001    0.864   51,191,137
                                          2010   0.907    1.001   45,372,388
                                          2009   0.705    0.907   48,075,251
                                          2008   1.319    0.705   50,955,540
                                          2007   1.219    1.319   59,675,090
     Foreign Value Fund (Division 89)     2016   1.189    1.322  111,182,516
                                          2015   1.293    1.189  119,137,279
                                          2014   1.474    1.293  125,974,551
                                          2013   1.178    1.474  128,771,464
                                          2012   1.000    1.178  159,811,267
                                          2011   1.158    1.000  191,379,130
                                          2010   1.085    1.158  202,902,133
                                          2009   0.742    1.085  162,783,774
                                          2008   1.350    0.742  133,656,004
                                          2007   1.224    1.350  159,603,928
     Global Real Estate Fund
      (Division 101)                      2016   1.340    1.360   32,587,723
                                          2015   1.351    1.340   34,725,705
                                          2014   1.215    1.351   35,821,797
                                          2013   1.171    1.215   37,613,613
                                          2012   0.901    1.171   38,207,822
                                          2011   0.988    0.901   38,784,368
                                          2010   0.842    0.988   41,079,916
                                          2009   0.644    0.842   50,851,685
                                          2008      --    0.644   49,429,780
     Global Social Awareness Fund
      (Division 12)                       2016   5.809    6.164   19,785,681
                                          2015   5.875    5.809   18,478,241
                                          2014   5.485    5.875   21,936,025
                                          2013   4.291    5.485   23,044,498
                                          2012   3.687    4.291   15,692,060
                                          2011   3.962    3.687   20,870,012
                                          2010   3.558    3.962   20,306,764
                                          2009   2.726    3.558   22,719,887
                                          2008   4.579    2.726   39,523,029
                                          2007   4.421    4.579   19,729,895
     Global Strategy Fund (Division 88)   2016   1.843    1.925   48,031,562
                                          2015   1.950    1.843   58,213,955
                                          2014   1.930    1.950   64,156,043
                                          2013   1.638    1.930   70,470,493
                                          2012   1.381    1.638   58,148,482
                                          2011   1.424    1.381   74,366,594
                                          2010   1.285    1.424   83,586,363
                                          2009   1.045    1.285   64,106,781
                                          2008   1.330    1.045   65,738,597
                                          2007   1.218    1.330   65,892,584

--------

* The 2008 data for the Global Real Estate Fund begins on May 1, 2008, the date this fund was added to Portfolio Director. The 2011 data for the Invesco Balanced-Risk Commodity Strategy Fund begins on November 1, 2011, the date this fund was added to Portfolio Director. On March 23, 2012, the Lou Holland Growth Fund was merged into American Beacon Holland Large Cap Growth Fund. The data for 2011 and prior periods for the American Beacon Holland Large Cap Growth Fund reflects the data for the Lou Holland Growth Fund. The 2012 data for the Dynamic Allocation Fund begins on December 26, 2012, the date this fund was added to Portfolio Director. Each of the T. Rowe Price Retirement Funds was added to Portfolio Director December 30, 2014. Consequently, there are no Unit Values for the 1/1 periods for these Funds. Effective September 28, 2016, the VALIC Company I Money Market I Fund and the VALIC Company II Money Market II Fund changed their names to the Government Money Market I Fund and the Government Money Market II Fund, respectively.

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                                                                  Number of
                                                 Unit     Unit      Units
                                               Value at   Value  Outstanding
                                               Beginning at End   at End of
   Fund Name                              Year  of Year  of Year    Year
   ---------                              ---- --------- ------- -----------
     Government Money Market I Fund
      (Division 6)                        2016   2.128    2.112   30,108,960
                                          2015   2.145    2.128   30,958,771
                                          2014   2.162    2.145   30,858,968
                                          2013   2.180    2.162   32,170,825
                                          2012   2.197    2.180   34,180,357
                                          2011   2.214    2.197   37,244,115
                                          2010   2.232    2.214   37,036,338
                                          2009   2.243    2.232   38,529,468
                                          2008   2.211    2.243   41,978,622
                                          2007   2.129    2.211   39,301,696
     Government Securities Fund
      (Division 8)                        2016   3.763    3.779    6,853,858
                                          2015   3.763    3.763    6,317,921
                                          2014   3.594    3.763    8,819,863
                                          2013   3.783    3.594   10,271,383
                                          2012   3.677    3.783    5,105,585
                                          2011   3.377    3.677    5,767,786
                                          2010   3.274    3.377    6,176,311
                                          2009   3.430    3.274    6,933,085
                                          2008   3.150    3.430    7,504,411
                                          2007   2.950    3.150    4,473,833
     Growth Fund (Division 78)            2016   1.759    1.829   76,170,605
                                          2015   1.720    1.759   84,823,150
                                          2014   1.566    1.720   92,211,430
                                          2013   1.204    1.566  101,783,455
                                          2012   1.056    1.204  113,100,856
                                          2011   1.071    1.056  119,892,004
                                          2010   0.913    1.071  128,731,317
                                          2009   0.674    0.913  135,951,401
                                          2008   1.126    0.674  140,357,001
                                          2007   0.938    1.126  156,938,148
     Growth & Income Fund (Division 16)   2016   3.613    3.986    4,503,230
                                          2015   3.645    3.613    5,404,257
                                          2014   3.219    3.645    5,453,330
                                          2013   2.446    3.219    5,533,649
                                          2012   2.175    2.446    5,583,790
                                          2011   2.293    2.175    6,162,402
                                          2010   2.058    2.293    6,362,314
                                          2009   1.703    2.058    6,209,783
                                          2008   2.715    1.703    6,157,735
                                          2007   2.557    2.715    6,328,894
     Health Sciences Fund (Division 73)   2016   4.691    4.166   28,170,167
                                          2015   4.198    4.691   33,138,867
                                          2014   3.216    4.198   31,849,086
                                          2013   2.147    3.216   30,959,994
                                          2012   1.643    2.147   29,124,619
                                          2011   1.499    1.643   27,174,951
                                          2010   1.305    1.499   26,728,588
                                          2009   1.000    1.305   27,359,821
                                          2008   1.432    1.000   26,863,873
                                          2007   1.228    1.432   26,116,352
     Inflation Protected Fund
      (Division 77)                       2016   1.275    1.313   36,311,332
                                          2015   1.325    1.275   37,973,525
                                          2014   1.297    1.325   41,623,703
                                          2013   1.405    1.297   41,180,429
                                          2012   1.311    1.405   35,720,669
                                          2011   1.200    1.311   33,786,493
                                          2010   1.109    1.200   31,215,988
                                          2009   1.020    1.109   28,157,455
                                          2008   1.086    1.020   20,725,276
                                          2007   1.015    1.086    1,568,920


                                                                  Number of
                                                 Unit     Unit      Units
                                               Value at   Value  Outstanding
                                               Beginning at End   at End of
   Fund Name                              Year  of Year  of Year    Year
   ---------                              ---- --------- ------- -----------
     International Equities Fund
      (Division 11)                       2016   1.887    1.895   67,112,189
                                          2015   1.921    1.887   62,229,553
                                          2014   2.048    1.921   68,354,407
                                          2013   1.735    2.048   77,093,753
                                          2012   1.495    1.735   94,381,661
                                          2011   1.734    1.495  105,632,807
                                          2010   1.611    1.734   96,504,216
                                          2009   1.253    1.611  102,283,340
                                          2008   2.232    1.253   99,483,288
                                          2007   2.069    2.232   74,223,737
     International Government Bond Fund
      (Division 13)                       2016   3.043    3.130    5,738,710
                                          2015   3.173    3.043    6,200,497
                                          2014   3.155    3.173    7,655,634
                                          2013   3.369    3.155    8,334,637
                                          2012   3.126    3.369    9,461,756
                                          2011   3.016    3.126   10,632,126
                                          2010   2.812    3.016   11,503,586
                                          2009   2.541    2.812   10,819,217
                                          2008   2.576    2.541   10,812,062
                                          2007   2.426    2.576    8,847,496
     International Growth Fund
      (Division 20)                       2016   2.842    2.742   42,317,862
                                          2015   2.879    2.842   54,107,463
                                          2014   3.006    2.879   61,702,352
                                          2013   2.510    3.006   67,638,921
                                          2012   2.105    2.510   84,008,080
                                          2011   2.353    2.105   82,221,742
                                          2010   2.106    2.353   91,816,115
                                          2009   1.569    2.106   86,628,894
                                          2008   2.726    1.569   77,628,544
                                          2007   2.396    2.726   62,755,171
     Large Cap Core Fund (Division 76)    2016   2.247    2.421   11,521,847
                                          2015   2.198    2.247   13,459,630
                                          2014   1.956    2.198   17,831,979
                                          2013   1.450    1.956   24,579,178
                                          2012   1.231    1.450   29,201,021
                                          2011   1.254    1.231   35,611,504
                                          2010   1.083    1.254   40,907,059
                                          2009   0.789    1.083   27,520,870
                                          2008   1.179    0.789   29,714,624
                                          2007   1.100    1.179    7,981,210
     Large Capital Growth Fund
      (Division 79)                       2016   1.724    1.815   38,092,544
                                          2015   1.738    1.724   41,672,564
                                          2014   1.572    1.738   45,847,731
                                          2013   1.204    1.572   50,049,687
                                          2012   1.080    1.204   55,597,210
                                          2011   1.160    1.080   62,767,308
                                          2010   1.012    1.160   67,951,552
                                          2009   0.778    1.012   74,628,729
                                          2008   1.276    0.778   76,395,739
                                          2007   1.117    1.276   86,700,537
     Mid Cap Index Fund (Division 4)      2016  19.172   22.942   26,287,857
                                          2015  19.821   19.172   28,332,101
                                          2014  18.262   19.821   30,799,266
                                          2013  13.829   18.262   32,952,897
                                          2012  11.862   13.829   38,090,098
                                          2011  12.202   11.862   39,921,504
                                          2010   9.742   12.202   43,005,635
                                          2009   7.102    9.742   38,606,775
                                          2008  11.344    7.102   37,372,986
                                          2007  10.624   11.344   45,491,146

--------------------------------------------------------------------------------


                                                                  Number of
                                                 Unit     Unit      Units
                                               Value at   Value  Outstanding
                                               Beginning at End   at End of
   Fund Name                              Year  of Year  of Year    Year
   ---------                              ---- --------- ------- -----------
     Mid Cap Strategic Growth Fund
      (Division 83)                       2016   1.967    2.141  21,375,231
                                          2015   2.037    1.967  24,461,549
                                          2014   1.989    2.037  29,305,737
                                          2013   1.446    1.989  33,531,986
                                          2012   1.335    1.446  32,918,150
                                          2011   1.443    1.335  37,897,861
                                          2010   1.153    1.443  41,566,403
                                          2009   0.790    1.153  42,720,011
                                          2008   1.534    0.790  41,439,895
                                          2007   1.192    1.534  43,577,178
     Nasdaq-100(R) Index Fund
      (Division 46)                       2016   1.282    1.358  38,015,720
                                          2015   1.184    1.282  38,870,638
                                          2014   1.005    1.184  37,415,804
                                          2013   0.774    1.005  35,643,374
                                          2012   0.636    0.744  37,994,816
                                          2011   0.623    0.636  35,029,223
                                          2010   0.524    0.623  33,740,780
                                          2009   0.340    0.524  34,980,305
                                          2008   0.595    0.340  26,571,733
                                          2007   0.506    0.595  27,194,567
     Science & Technology Fund
      (Division 17)                       2016   5.239    5.578  33,437,923
                                          2015   4.895    5.239  36,518,634
                                          2014   4.312    4.895  39,788,903
                                          2013   3.051    4.312  42,428,951
                                          2012   2.742    3.051  47,382,674
                                          2011   2.941    2.742  51,309,375
                                          2010   2.428    2.941  54,133,425
                                          2009   1.479    2.428  56,751,172
                                          2008   2.760    1.479  55,172,289
                                          2007   2.364    2.760  59,564,326
     Small Cap Aggressive Growth Fund
      (Division 86)                       2016   2.178    2.200  11,284,666
                                          2015   2.163    2.178  11,174,981
                                          2014   1.984    2.163  10,982,485
                                          2013   1.336    1.984  12,402,452
                                          2012   1.170    1.336  12,428,185
                                          2011   1.314    1.170  13,844,351
                                          2010   1.036    1.314  15,632,515
                                          2009   0.682    1.036  14,759,096
                                          2008   1.157    0.682  11,819,048
                                          2007   1.019    1.157  11,262,606
     Small Cap Fund (Division 18)         2016   4.524    5.174  10,798,072
                                          2015   4.789    4.524  11,200,480
                                          2014   4.642    4.789  13,085,549
                                          2013   3.332    4.642  14,333,305
                                          2012   2.899    3.332  17,007,958
                                          2011   2.945    2.899  18,852,093
                                          2010   2.291    2.945  17,940,866
                                          2009   1.799    2.291  18,691,230
                                          2008   2.759    1.799  18,545,437
                                          2007   2.965    2.759  20,439,938
     Small Cap Index Fund (Division 14)   2016   6.000    7.214  25,596,253
                                          2015   6.332    6.000  27,591,567
                                          2014   6.093    6.332  31,637,190
                                          2013   4.430    6.093  36,022,731
                                          2012   3.848    4.430  41,005,080
                                          2011   4.053    3.848  45,696,404
                                          2010   3.229    4.053  48,126,185
                                          2009   2.538    3.229  53,415,617
                                          2008   3.905    2.538  51,046,581
                                          2007   4.012    3.905  49,243,569


                                                               Number of
                                              Unit     Unit      Units
                                            Value at   Value  Outstanding
                                            Beginning at End   at End of
  Fund Name                            Year  of Year  of Year    Year
  ---------                            ---- --------- ------- ----------- -
    Small Cap Special Values Fund
     (Division 84)                     2016   1.553    2.000   26,963,564
                                       2015   1.634    1.553   29,684,815
                                       2014   1.540    1.634   34,359,721
                                       2013   1.117    1.540   40,586,198
                                       2012   0.983    1.117   43,588,455
                                       2011   1.043    0.983   49,791,875
                                       2010   0.865    1.043   46,636,396
                                       2009   0.663    0.865   48,348,174
                                       2008   1.036    0.663   48,100,392
                                       2007   1.161    1.036   57,828,742
    Small-Mid Growth Fund
     (Division 85)                     2016   1.625    1.616   14,845,861
                                       2015   1.649    1.625   16,195,708
                                       2014   1.496    1.649   18,281,914
                                       2013   1.119    1.496   19,836,932
                                       2012   1.011    1.119   21,533,958
                                       2011   1.066    1.011   24,151,885
                                       2010   0.851    1.066   25,389,324
                                       2009   0.609    0.851   26,519,296
                                       2008   1.018    0.609   25,613,348
                                       2007   1.056    1.018   29,079,281
    Stock Index Fund (Division 10)     2016   9.190   10.174   61,757,828
                                       2015   9.168    9.190   67,045,867
                                       2014   8.158    9.168   74,941,838
                                       2013   6.234    8.158   85,677,333
                                       2012   5.437    6.234   92,150,571
                                       2011   5.383    5.437   99,347,937
                                       2010   4.731    5.383  106,396,401
                                       2009   3.780    4.731  111,145,188
                                       2008   6.068    3.780   93,757,719
                                       2007   5.819    6.068  122,250,822
    Value Fund (Division 74)           2016   1.985    2.232    8,604,534
                                       2015   2.067    1.985    9,799,930
                                       2014   1.870    2.067   10,934,130
                                       2013   1.438    1.870   12,024,133
                                       2012   1.239    1.438   13,755,866
                                       2011   1.278    1.239   25,044,590
                                       2010   1.122    1.278   26,658,040
                                       2009   0.848    1.122   49,493,853
                                       2008   1.477    0.848   75,795,741
                                       2007   1.401    1.477    9,868,917
  VALIC Company II
    Aggressive Growth Lifestyle Fund
     (Division 48)                     2016   2.820    3.051   26,320,156
                                       2015   2.861    2.820   26,480,502
                                       2014   2.759    2.861   25,984,675
                                       2013   2.274    2.759   24,114,671
                                       2012   1.985    2.274   22,876,613
                                       2011   1.999    1.985   17,666,931
                                       2010   1.734    1.999   11,724,872
                                       2009   1.350    1.734   10,423,599
                                       2008   2.025    1.350    8,808,632
                                       2007   1.854    2.025    7,006,792
    Capital Appreciation Fund
     (Division 39)                     2016   1.775    1.802    3,482,066
                                       2015   1.687    1.775    3,900,077
                                       2014   1.562    1.687    4,607,486
                                       2013   1.154    1.562    4,975,017
                                       2012   0.984    1.154    5,670,425
                                       2011   1.009    0.984    5,861,490
                                       2010   0.887    1.009    6,782,811
                                       2009   0.674    0.887    6,938,458
                                       2008   1.214    0.674    6,446,024
                                       2007   1.018    1.214    4,197,252

--------------------------------------------------------------------------------


                                                                  Number of
                                                 Unit     Unit      Units
                                               Value at   Value  Outstanding
                                               Beginning at End   at End of
   Fund Name                              Year  of Year  of Year    Year
   ---------                              ---- --------- ------- -----------
     Conservative Growth Lifestyle Fund
      (Division 50)                       2016   2.669    2.830  11,200,886
                                          2015   2.720    2.669  11,995,677
                                          2014   2.639    2.720  12,201,020
                                          2013   2.426    2.639  11,996,925
                                          2012   2.181    2.426  10,075,821
                                          2011   2.120    2.181  12,981,590
                                          2010   1.879    2.120  10,541,653
                                          2009   1.563    1.879   8,730,081
                                          2008   1.924    1.563   7,340,616
                                          2007   1.806    1.924   6,316,431
     Core Bond Fund (Division 58)         2016   2.025    2.083  62,113,329
                                          2015   2.040    2.025  56,285,421
                                          2014   1.945    2.040  48,958,055
                                          2013   1.992    1.945  44,601,788
                                          2012   1.865    1.992  28,914,144
                                          2011   1.766    1.865  27,821,085
                                          2010   1.620    1.766  21,687,496
                                          2009   1.405    1.620   9,995,658
                                          2008   1.483    1.405   8,180,262
                                          2007   1.436    1.483  15,849,736
     Government Money Market II Fund
      (Division 44)                       2016   1.261    1.254  27,388,198
                                          2015   1.268    1.261  29,775,293
                                          2014   1.275    1.268  30,418,662
                                          2013   1.282    1.275  33,939,474
                                          2012   1.289    1.282  34,128,299
                                          2011   1.296    1.289  38,060,038
                                          2010   1.303    1.296  38,478,735
                                          2009   1.305    1.303  40,263,703
                                          2008   1.284    1.305  47,610,261
                                          2007   1.234    1.284  42,190,759
     High Yield Bond Fund (Division 60)   2016   2.465    2.768  25,917,930
                                          2015   2.573    2.465  22,728,765
                                          2014   2.516    2.573  20,201,893
                                          2013   2.405    2.516  17,431,423
                                          2012   2.126    2.405  17,095,444
                                          2011   2.047    2.126  16,213,219
                                          2010   1.813    2.047  17,154,143
                                          2009   1.271    1.813  20,415,499
                                          2008   1.860    1.271  19,488,366
                                          2007   1.843    1.860  16,222,580
     International Opportunities Fund
      (Division 33)                       2016   2.289    2.263  34,473,646
                                          2015   2.121    2.289  37,901,307
                                          2014   2.250    2.121  39,901,113
                                          2013   1.868    2.250  32,352,067
                                          2012   1.539    1.868  36,161,481
                                          2011   1.925    1.539  41,901,488
                                          2010   1.613    1.925  44,613,482
                                          2009   1.291    1.613  57,816,493
                                          2008   2.216    1.291  73,410,884
                                          2007   2.105    2.216  58,611,447
     Large Cap Value Fund (Division 40)   2016   2.768    3.223  10,251,169
                                          2015   2.863    2.768  12,514,024
                                          2014   2.600    2.863  12,457,421
                                          2013   1.931    2.600  13,798,109
                                          2012   1.661    1.931  14,666,290
                                          2011   1.746    1.661  16,738,210
                                          2010   1.515    1.746  17,449,668
                                          2009   1.382    1.515  19,825,218
                                          2008   2.196    1.382  21,736,549
                                          2007   2.143    2.196  43,706,583


                                                                   Number of
                                                  Unit     Unit      Units
                                                Value at   Value  Outstanding
                                                Beginning at End   at End of
   Fund Name                               Year  of Year  of Year    Year
   ---------                               ---- --------- ------- -----------
     Mid Cap Growth Fund (Division 37)     2016   1.900    1.978   6,713,360
                                           2015   1.928    1.900   7,755,450
                                           2014   1.897    1.928   9,069,731
                                           2013   1.456    1.897  10,826,059
                                           2012   1.315    1.456  11,102,533
                                           2011   1.393    1.315  13,429,593
                                           2010   1.147    1.393  14,857,122
                                           2009   0.803    1.147  18,440,364
                                           2008   1.512    0.803  18,467,909
                                           2007   1.334    1.512  11,172,318
     Mid Cap Value Fund (Division 38)      2016   5.358    6.078  27,508,281
                                           2015   5.465    5.358  29,973,459
                                           2014   5.149    5.465  31,054,066
                                           2013   3.852    5.149  34,604,306
                                           2012   3.181    3.852  39,740,801
                                           2011   3.507    3.181  46,427,884
                                           2010   2.885    3.507  43,359,711
                                           2009   2.121    2.885  57,728,237
                                           2008   3.479    2.121  62,370,901
                                           2007   3.403    3.479  25,654,821
     Moderate Growth Lifestyle Fund
      (Division 49)                        2016   2.880    3.105  32,356,708
                                           2015   2.923    2.880  32,714,629
                                           2014   2.819    2.923  32,610,660
                                           2013   2.431    2.819  30,398,261
                                           2012   2.150    2.431  27,927,208
                                           2011   2.135    2.150  20,461,065
                                           2010   1.869    2.135  16,247,558
                                           2009   1.490    1.869  13,538,857
                                           2008   2.030    1.490  11,142,644
                                           2007   1.874    2.030   9,172,801
     Small Cap Growth Fund (Division 35)   2016   2.687    2.882   4,885,251
                                           2015   2.735    2.687   5,521,926
                                           2014   2.750    2.735   5,978,751
                                           2013   1.872    2.750   6,583,752
                                           2012   1.675    1.872   6,611,494
                                           2011   1.758    1.675   7,410,549
                                           2010   1.322    1.758   7,939,435
                                           2009   0.965    1.322   7,026,763
                                           2008   1.709    0.965   6,163,487
                                           2007   1.652    1.709   6,002,415
     Small Cap Value Fund (Division 36)    2016   3.487    4.511  18,292,695
                                           2015   3.751    3.487  21,123,140
                                           2014   3.574    3.751  22,960,888
                                           2013   2.638    3.574  20,182,816
                                           2012   2.305    2.638  25,083,046
                                           2011   2.513    2.305  27,927,341
                                           2010   2.009    2.513  32,622,022
                                           2009   1.626    2.009  31,932,767
                                           2008   2.327    1.626  22,439,199
                                           2007   2.515    2.327  27,144,038
     Socially Responsible Fund
      (Division 41)                        2016   2.574    2.833  43,351,923
                                           2015   2.560    2.574  48,075,504
                                           2014   2.228    2.560  42,945,823
                                           2013   1.654    2.228  30,501,810
                                           2012   1.444    1.654  37,063,897
                                           2011   1.433    1.444  54,625,364
                                           2010   1.257    1.433  64,986,935
                                           2009   0.967    1.257  49,219,242
                                           2008   1.557    0.967  55,555,891
                                           2007   1.505    1.557  99,581,896

--------------------------------------------------------------------------------


                                                                    Number of
                                                   Unit     Unit      Units
                                                 Value at   Value  Outstanding
                                                 Beginning at End   at End of
  Fund Name                                 Year  of Year  of Year    Year
  ---------                                 ---- --------- ------- -----------
    Strategic Bond Fund (Division 59)       2016   2.695    2.900  36,715,779
                                            2015   2.764    2.695  35,296,785
                                            2014   2.674    2.764  37,036,796
                                            2013   2.681    2.674  37,385,284
                                            2012   2.399    2.681  39,526,003
                                            2011   2.312    2.399  37,914,456
                                            2010   2.094    2.312  34,423,137
                                            2009   1.671    2.094  31,778,845
                                            2008   1.959    1.671  28,014,096
                                            2007   1.891    1.959  26,880,177
  Public Funds
    American Beacon Holland Large Cap
     Growth Fund (Division 70)              2016   1.790    1.809  15,566,507
                                            2015   1.697    1.790  17,553,869
                                            2014   1.599    1.697  18,871,725
                                            2013   1.219    1.599  21,072,272
                                            2012   1.095    1.219  24,374,008
                                            2011   1.068    1.095  25,370,025
                                            2010   0.945    1.068  26,865,665
                                            2009   0.685    0.945  27,020,289
                                            2008   1.059    0.685  25,774,376
                                            2007   0.976    1.059  27,404,429
    Ariel Appreciation Fund (Division 69)   2016   3.105    3.471  18,051,346
                                            2015   3.338    3.105  22,122,463
                                            2014   3.111    3.338  25,190,447
                                            2013   2.145    3.111  26,417,074
                                            2012   1.812    2.145  27,300,814
                                            2011   1.971    1.812  28,399,622
                                            2010   1.661    1.971  29,827,419
                                            2009   1.027    1.661  29,627,334
                                            2008   1.748    1.027  28,946,608
                                            2007   1.787    1.748  32,265,610
    Ariel Fund (Division 68)                2016   3.193    3.660  29,348,319
                                            2015   3.356    3.193  33,078,981
                                            2014   3.049    3.356  37,221,506
                                            2013   2.124    3.049  40,811,178
                                            2012   1.780    2.124  42,035,543
                                            2011   2.024    1.780  47,909,726
                                            2010   1.619    2.024  49,429,131
                                            2009   0.999    1.619  50,193,804
                                            2008   1.946    0.999  45,024,988
                                            2007   1.996    1.946  48,168,727
    Invesco Balanced-Risk Commodity
     Strategy Fund (Division 102)           2016   0.588    0.653  42,773,415
                                            2015   0.710    0.588  60,454,366
                                            2014   0.849    0.710  52,554,574
                                            2013   0.994    0.849  44,531,740
                                            2012   0.967    0.994  34,289,736
                                            2011      --    0.967     151,444
    SunAmerica 2020 High Watermark
     (Division 82)                          2016   1.147    1.153     892,157
                                            2015   1.145    1.147   1,017,011
                                            2014   1.111    1.145   1,406,673
                                            2013   1.192    1.111   1,668,134
                                            2012   1.155    1.192   1,953,399
                                            2011   0.995    1.155   2,504,779
                                            2010   0.923    0.995   2,017,691
                                            2009   0.994    0.923   1,688,248
                                            2008   1.200    0.994   1,387,285
                                            2007   1.147    1.200   1,201,351
    T Rowe Price Retirement 2015 Fund
     (Division 104)                         2016   0.980    1.041     566,371
                                            2015      --    0.980      82,017
    T Rowe Price Retirement 2020 Fund
     (Division 105)                         2016   0.981    1.043     914,109
                                            2015      --    0.981     275,657
    T Rowe Price Retirement 2025 Fund
     (Division 106)                         2016   0.983    1.046     905,207
                                            2015      --    0.983     351,090


                                                                  Number of
                                                 Unit     Unit      Units
                                               Value at   Value  Outstanding
                                               Beginning at End   at End of
   Fund Name                              Year  of Year  of Year    Year
   ---------                              ---- --------- ------- -----------
     T Rowe Price Retirement 2030 Fund
      (Division 107)                      2016   0.984    1.049   1,837,172
                                          2015      --    0.984     385,779
     T Rowe Price Retirement 2035 Fund
      (Division 108)                      2016   0.986    1.050     986,040
                                          2015      --    0.986     213,447
     T Rowe Price Retirement 2040 Fund
      (Division 109)                      2016   0.986    1.050   1,004,776
                                          2015      --    0.986     172,957
     T Rowe Price Retirement 2045 Fund
      (Division 110)                      2016   0.986    1.051     599,486
                                          2015      --    0.986     152,302
     T Rowe Price Retirement 2050 Fund
      (Division 111)                      2016   0.986    1.051     564,017
                                          2015      --    0.986     103,899
     T Rowe Price Retirement 2055 Fund
      (Division 112)                      2016   0.986    1.051     165,454
                                          2015      --    0.986      76,310
     T Rowe Price Retirement 2060 Fund
      (Division 113)                      2016   0.986    1.051     127,339
                                          2015      --    0.986      39,039
     Vanguard LifeStrategy Conservative
      Growth Fund (Division 54)           2016   2.011    2.107   6,486,542
                                          2015   2.035    2.011   6,517,014
                                          2014   1.923    2.035   6,659,984
                                          2013   1.782    1.923   6,497,184
                                          2012   1.649    1.782   6,821,675
                                          2011   1.638    1.649   6,396,660
                                          2010   1.489    1.638   6,598,364
                                          2009   1.286    1.489   6,609,264
                                          2008   1.614    1.286   6,110,618
                                          2007   1.525    1.614   6,042,668
     Vanguard LifeStrategy Growth Fund
      (Division 52)                       2016   2.173    2.330  12,448,965
                                          2015   2.222    2.173  12,183,919
                                          2014   2.095    2.222  12,362,478
                                          2013   1.747    2.095  12,590,424
                                          2012   1.544    1.747  12,906,656
                                          2011   1.596    1.544  13,373,358
                                          2010   1.402    1.596  12,959,475
                                          2009   1.133    1.402  12,920,282
                                          2008   1.746    1.133  12,185,285
                                          2007   1.642    1.746  12,472,587
     Vanguard LifeStrategy Moderate
      Growth Fund (Division 53)           2016   2.144    2.273  14,091,187
                                          2015   2.179    2.144  13,659,443
                                          2014   2.057    2.179  14,339,189
                                          2013   1.806    2.057  14,664,820
                                          2012   1.633    1.806  15,303,121
                                          2011   1.646    1.633  15,183,482
                                          2010   1.468    1.646  14,224,933
                                          2009   1.233    1.468  16,238,248
                                          2008   1.695    1.233  14,971,811
                                          2007   1.596    1.695  16,392,940
     Vanguard Long-Term Investment-
      Grade Fund (Division 22)            2016   3.390    3.625  13,918,256
                                          2015   3.494    3.390  11,527,141
                                          2014   2.981    3.494  12,718,245
                                          2013   3.192    2.981  13,812,149
                                          2012   2.882    3.192  16,687,698
                                          2011   2.479    2.882  17,240,348
                                          2010   2.257    2.479  17,859,422
                                          2009   2.092    2.257  17,890,493
                                          2008   2.062    2.092  17,200,551
                                          2007   2.003    2.062  21,487,990

--------------------------------------------------------------------------------


                                                                 Number of
                                                Unit     Unit      Units
                                              Value at   Value  Outstanding
                                              Beginning at End   at End of
    Fund Name                            Year  of Year  of Year    Year
    ---------                            ---- --------- ------- -----------
      Vanguard Long-Term Treasury Fund
       (Division 23)                     2016   3.437    3.451   14,140,808
                                         2015   3.519    3.437   14,429,617
                                         2014   2.832    3.519   16,624,918
                                         2013   3.282    2.832   17,574,174
                                         2012   3.198    3.282   21,576,605
                                         2011   2.494    3.198   23,805,059
                                         2010   2.308    2.494   26,416,159
                                         2009   2.645    2.308   37,453,620
                                         2008   2.176    2.645   43,798,242
                                         2007   2.008    2.176   32,953,874
      Vanguard Wellington Fund
       (Division 25)                     2016   4.138    4.546   71,277,216
                                         2015   4.180    4.138   77,177,871
                                         2014   3.846    4.180   81,024,093
                                         2013   3.248    3.846   84,795,382
                                         2012   2.916    3.248   94,415,954
                                         2011   2.837    2.916  108,944,504
                                         2010   2.584    2.837  121,148,721
                                         2009   2.137    2.584  101,733,150
                                         2008   2.780    2.137  100,181,566
                                         2007   2.592    2.780  105,454,217


                                                             Number of
                                            Unit     Unit      Units
                                          Value at   Value  Outstanding
                                          Beginning at End   at End of
        Fund Name                    Year  of Year  of Year    Year
        ---------                    ---- --------- ------- -----------
          Vanguard Windsor II Fund
           (Division 24)             2016   3.804    4.269   82,594,226
                                     2015   3.972    3.804   92,279,579
                                     2014   3.611    3.972   98,076,554
                                     2013   2.792    3.611  100,554,099
                                     2012   2.417    2.792  108,172,730
                                     2011   2.379    2.417  122,759,875
                                     2010   2.173    2.379  134,595,533
                                     2009   1.728    2.173  147,608,674
                                     2008   2.759    1.728  127,389,564
                                     2007   2.728    2.759  128,524,770

                         Appendix B -- Living Benefits

--------------------------------------------------------------------------------


This Appendix provides information on IncomeLOCK +6, IncomeLOCK +8 (together, "IncomeLOCK Plus") and IncomeLOCK all of which are no longer available for purchase. Effective January 1, 2017, IncomeLOCK +6 is no longer available for purchase. Effective February 25, 2013, IncomeLOCK +8 was no longer available for purchase. If you elected IncomeLOCK +8 or if you elected IncomeLOCK +6 prior to February 25, 2013, see "IncomeLOCK Plus Endorsements Issued Prior to February 25, 2013" in this Appendix for specific provisions applicable to these products.

An optional Living Benefit is designed to help you create a guaranteed income stream for as long as you live, or as long as you and your spouse live, even if the entire Account Value has been reduced to zero, provided withdrawals taken are within the parameters of the applicable feature. A Living Benefit may offer protection in the event your Account Value declines due to unfavorable investment performance, certain withdrawal activity, if you live longer than expected or any combination of these factors. If you decide not to take withdrawals under these features, or you surrender your Contract, you will not receive the guarantees of the Living Benefit. You could pay for this feature and not need to use it. Likewise, depending on your Contract's market performance, you may never need to rely on the protections provided by a Living Benefit. If you elected IncomeLOCK Plus, you will not be able to take a loan while this Living Benefit is in effect.

Table of Contents



               Living Benefit Defined Terms.................  B-1
               IncomeLOCK Plus..............................  B-2
               Fee Table....................................  B-2
               IncomeLOCK Plus Fee Formula..................  B-2
               IncomeLOCK Plus Features.....................  B-3
               IncomeLOCK Plus Options......................  B-6
               Withdrawals under the Living Benefits........  B-9
               Death Benefits under IncomeLOCK Plus......... B-10

               IncomeLOCK Plus Endorsements Issued Prior to
                 February 25, 2013.......................... B-11
               Fee Tables................................... B-11
               IncomeLOCK Plus Features..................... B-11
               IncomeLOCK Plus Options...................... B-15
               Surrender of Account Value................... B-16
               Loans........................................ B-16

               IncomeLOCK................................... B-16
               Extension Offer.............................. B-17
               Fee Table.................................... B-17
               IncomeLOCK Features.......................... B-17
               Surrender of Account Value................... B-21
               Death Benefits............................... B-22
               Loans........................................ B-23



Living Benefit Defined Terms

Anniversary Value -- The Account Value minus any Ineligible Purchase Payments as measured on each Benefit Anniversary.

Benefit Anniversary -- the first day of each Benefit Year.

Benefit Base -- a component of the calculation of the Living Benefit, which is used to determine the Living Benefit fee, the MAWA and the Protected Income Payment.

Benefit Quarter Anniversary -- is the first Business Day following each consecutive three month period starting on the Endorsement Date.

Benefit Year -- each consecutive one year period starting on the Endorsement Date and each Benefit Anniversary, and ending on the day before the next Benefit Anniversary.

Covered Person(s) -- the person or persons whose life or lives are used to determine the amount and duration of withdrawals under IncomeLOCK Plus. The Covered Persons are selected at the time IncomeLOCK Plus is elected and cannot be changed after the Endorsement Date.

Eligible Purchase Payments -- are Purchase Payments or portions thereof made on or after the Endorsement Date that are included in the calculation of the Benefit Base (and the Income Credit Base and Minimum Benefit Base, if applicable, for IncomeLOCK Plus). Note that all Purchase Payments are not Eligible Purchase Payments for purposes of calculating the Benefit Base.

Endorsement Date -- the date we issued the Living Benefit endorsement to your Contract.

Excess Withdrawal -- any withdrawal or portion thereof that causes the total of all withdrawals for that Benefit Year to exceed the Maximum Annual Withdrawal Amount, except if taken to meet a required minimum distribution associated with the Contract to which a Living Benefit endorsement is attached.

Income Credit -- is an amount that may be added to the Benefit Base during the Income Credit Period.

Income Credit Base -- is a component of the calculation of IncomeLOCK Plus, which is used to determine the dollar amount of any Income Credit during the Income Credit Period.

Income Credit Percentage -- a percentage used to calculate any available Income Credit for IncomeLOCK Plus on each Benefit Anniversary during the Income Credit Period.

Income Credit Period -- is the first twelve Benefit Years during which we calculate an Income Credit that may be added to the Benefit Base for IncomeLOCK Plus.

--------------------------------------------------------------------------------



Ineligible Purchase Payments -- are Purchase Payments or portions thereof that are not included in the calculation of the Benefit Base (and the Income Credit Base and Minimum Benefit Base, if applicable, for IncomeLOCK Plus).

Maximum Annual Withdrawal Amount -- the maximum amount that may be withdrawn each Benefit Year and is an amount calculated as a percentage of the Benefit Base.

Minimum Benefit Base -- is the guaranteed minimum amount to which the Benefit Base could be increased on the 12th Benefit Anniversary for IncomeLOCK Plus, provided no withdrawals are taken prior to that anniversary while the Living Benefit endorsement is in effect.

Protected Income Payment -- the amount to be paid each year over the remaining lifetime of the Covered Person(s) under IncomeLOCK Plus, after the Account Value is reduced to zero but the Benefit Base is still greater than zero.

IncomeLOCK Plus

The IncomeLOCK Plus Living Benefit is a guaranteed minimum withdrawal benefit. You may elect IncomeLOCK Plus only on your original Contract issue date, subject to certain age requirements. You may elect to have the Living Benefit cover only your life or the lives of both you and your spouse. If you elected IncomeLOCK +8 or if you elected IncomeLOCK +6 prior to February 25, 2013, see "IncomeLOCK Plus Endorsements Issued Prior to February 25, 2013" in this Appendix for specific provisions applicable to these products.

Fee Table

The fees applicable to this Living Benefit are described below. You should keep in mind that an increase in the Benefit Base due to an adjustment to a higher Anniversary Value, an Income Credit, if applicable, or subsequent Eligible Purchase Payments will result in an increase to the dollar amount of the fee. Similarly, a decrease in the Benefit Base due to withdrawals will decrease the dollar amount of the fee.

The IncomeLOCK Plus fees are assessed as a percentage of the Benefit Base for all years in which the IncomeLOCK Plus benefit is in effect. The fee will be calculated and deducted on a proportional basis from your Account Value at the end of the first quarter following election and quarterly thereafter. If you purchased IncomeLOCK +8 or if you purchased IncomeLOCK +6 prior to February 25, 2013, see "IncomeLOCK Plus Endorsements Issued Prior to February 25, 2013" in this Appendix for specific provisions applicable to these products.


                                                               Maximum
                                                              Annualized
                                  Initial  Maximum  Minimum    Fee Rate
                                   Annual   Annual   Annual    Decrease
       Number of Covered Persons  Fee Rate Fee Rate Fee Rate or Increase*
       -------------------------  -------- -------- -------- ------------
         One Covered Person......   1.10%    2.20%    0.60%    +/-0.25%
         Two Covered Persons.....   1.35%    2.70%    0.60%    +/-0.25%

--------
* The fee rate can increase or decrease no more than 0.0625% each Benefit Quarter (0.25%/4).


The Initial Annual Fee Rate is guaranteed not to change for the first Benefit Year. Subsequently, the fee rate may change quarterly subject to the parameters identified in the table above. After the first Benefit Year, on each "Benefit Quarter Anniversary" (every consecutive three months starting on the Endorsement Date), we will deduct the fee in effect for the previous benefit quarter and determine the fee rate applicable to the next benefit quarter. Any fee adjustment is based on a non-discretionary formula tied to the change in the Volatility Index ("VIX(R)"), an index of market volatility reported by the Chicago Board Options Exchange. Your Fee Rate will increase or decrease on a Benefit Quarter Anniversary based on the change in the average value of the VIX from one Benefit Quarter to the next Benefit Quarter. See "Fee Tables" in this prospectus. For the formula of how the fee is calculated, see "IncomeLock Plus Fee Formula" below.


We will not assess a quarterly fee if you annuitize your Contract or if a death benefit is paid before the end of the benefit quarter. If IncomeLOCK Plus is still in effect while your Account Value is greater than zero, and you surrender your Contract, we will assess a pro-rata charge for the fee applicable to the benefit quarter in which the surrender occurs if you surrender your Contract before the end of a benefit quarter. The pro-rata fee is calculated by multiplying the fee by the number of days between the date the fee was last assessed and the date of surrender, divided by the number of days between the prior and the next benefit quarter anniversary. If your Account Value is reduced to zero before IncomeLOCK Plus has been cancelled, the fee will no longer be assessed.


IncomeLOCK Plus Fee Formula

The fee for IncomeLOCK Plus is assessed against the Benefit Base and deducted from the Account Value at the end of each Benefit Quarter.

If you purchased your IncomeLOCK Plus endorsement prior to December 26, 2012, the value of the Volatility Index ("VIX"), an index of market volatility reported by the Chicago Board Options Exchange, used to calculate your fee is the value of the VIX at the end of the Benefit Quarter. If you purchased your IncomeLOCK Plus endorsement on or after December 26, 2012, the value of the VIX used to calculate your fee is the average of the VIX over the Benefit Quarter. The formula is the same, and the only difference is the value of the VIX that is used.

--------------------------------------------------------------------------------






The non-discretionary formula used in the calculation of the Annual Fee Rate applicable after the first Benefit Year is:

Initial Annual Fee Rate + [0.05% x (Value of the VIX as of Market Close on each day the fee is calculated - 20)]

The Initial Annual Fee Rate is guaranteed for the first Benefit Year. Subsequently, the fee rate may change quarterly subject to the parameters identified in the table above. Any fee adjustment is based on the non-discretionary formula stated above which is tied to the change in the VIX. If the value of the VIX increases or decreases on a Benefit Quarter Anniversary, your fee rate will increase or decrease accordingly.

You may find the value of the VIX for any given day by going to the Chicago Board Options Exchange website, www.cboe.com.


IncomeLOCK Plus Features


IncomeLOCK Plus offers guaranteed lifetime income plus the opportunity to increase income by locking in the greater of either the Contract's highest Anniversary Value or an annual Income Credit. IncomeLOCK +6 with a 6% Income Credit may be elected at the date of Contract issue. If you purchased IncomeLOCK +8 or if you purchased IncomeLOCK +6 prior to February 25, 2013, see "IncomeLOCK Plus Endorsements Issued Prior to February 25, 2013" in this Appendix for specific provisions applicable to these products.


Income Credit Options

The annual Income Credit is an amount we may add to the Benefit Base each year for the first 12 Benefit Years. The Income Credit is reduced but not eliminated in any Benefit Year in which cumulative withdrawals are less than 6% of the Benefit Base, thereby providing a guarantee that income can increase during the first 12 years even after starting withdrawals. If you take withdrawals in any Benefit Year in excess of 6%, you will not receive any portion of the 6% Income Credit for that Benefit Year.

After the expiration of the Income Credit Period your Benefit Base may continue to be increased to lock in a higher Anniversary Value. In addition, if no withdrawals are taken during the first 12 years, on the 12th Benefit Anniversary, your Benefit Base will be increased to the Minimum Benefit Base if the Benefit Base is less than this Minimum Benefit Base. The Minimum Benefit Base is equal to 200% of the first Benefit Year's Eligible Purchase Payments.

Amounts Received Under IncomeLOCK Plus -- Summary

If you elect IncomeLOCK+6, you may choose from Income Option 1, 2 or 3 or the Income Option with a Custom Allocation, which determines the withdrawal percentages you will receive while the Living Benefit is in effect.


You may begin taking withdrawals as early as age 45. The amounts you receive will vary based on (1) the income option you selected, (2) whether there are one or two Covered Persons, and (3) the age of the Covered Person(s) at the time of the first withdrawal. The percentage of the Benefit Base that is guaranteed by the Living Benefits: (1) while the Account Value is greater than zero ranges from 3.25% to 6.5%, and (2) once the Account Value has been reduced to zero ranges from 3% to 5%. See the "IncomeLOCK Plus Options -- Amounts Received Under the Benefit" in this Appendix for more detailed information. Note, however, that taxable distributions received before you attain age 591/2 are subject to a 10% penalty tax in addition to regular income tax unless an exception applies (both the penalty tax and the exceptions are discussed in the "Federal Tax Matters" section in this prospectus).


Investment Restrictions

As long as your Living Benefit endorsement remains in effect, we require that you allocate your investments in accordance with the applicable minimum and maximum percentages applicable to the Living Benefit selected. All IncomeLOCK Plus endorsements require that 20% of your Purchase Payments (including Ineligible Purchase Payments) be allocated to Fixed Account Plus. All amounts not allocated to Fixed Account Plus, will be rebalanced on a quarterly basis through an automatic rebalancing program as discussed in more detail below.

The IncomeLOCK +6 (Options 1, 2 and 3) endorsement requires that the remaining 80% of Purchase Payments be allocated among the Dynamic Allocation Fund and the Group A Variable Account Options referenced below (excluding Fixed Account Plus and Short-Term Fixed Account). IncomeLOCK +6 (Custom Allocation) allows you to allocate Purchase Payments among the Variable Account Options from Groups A, B and C to create your personal investment portfolio, subject to the limitations provided in the table below, including that no more than 90% of each Purchase Payment may be allocated on a combined basis to Fixed Account Plus and Short-Term Fixed Account.

--------------------------------------------------------------------------------



If you purchased IncomeLOCK +8 or if you purchased IncomeLOCK +6 prior to February 25, 2013, see "IncomeLOCK Plus Endorsements Issued Prior to February 25, 2013" in this Appendix for more information regarding your investment restrictions.



Investment Group             Group A:                           Group B:                           Group C:
                           Bond, Cash and                     Equity Maximum                     Limited Equity
                           Fixed Accounts
-------------------------------------------------------------------------------------------------------------------------
Investment                  30%-Minimum                        0%-Minimum                         0%-Minimum
Restrictions               100%-Maximum                        70%-Maximum                        10%-Maximum
-------------------------------------------------------------------------------------------------------------------------
Variable Account  Fixed Account Plus                Aggressive Growth Lifestyle Fund    Ariel Appreciation Fund
Options           Short-Term Fixed Account          American Beacon Holland             Ariel Fund
and/or            Capital Conservation Fund           Large Cap Growth Fund             Emerging Economies Fund
Fixed Accounts    Core Bond Fund                    Asset Allocation Fund               Global Real Estate Fund
                  Government Money Market I Fund    Blue Chip Growth Fund               Health Sciences Fund
                  Government Money Market II Fund   Broad Cap Value Income Fund         International Opportunities Fund
                  Government Securities Fund        Capital Appreciation Fund           Invesco Balanced-Risk Commodity
                  Inflation Protected Fund          Conservative Growth Lifestyle Fund    Strategy Fund
                  International Government          Core Equity Fund                    Mid Cap Growth Fund
                    Bond Fund                       Dividend Value Fund                 Mid Cap Strategic Growth Fund
                  Strategic Bond Fund               Dynamic Allocation Fund             Nasdaq-100(R) Index Fund
                  Vanguard Long-Term Investment     Foreign Value Fund                  Science and Technology Fund
                    Grade Fund                      Global Social Awareness Fund        Small Cap Aggressive Growth Fund
                  Vanguard Long-Term Treasury Fund  Global Strategy Fund                Small Cap Fund
                                                    Growth Fund                         Small Cap Growth Fund
                                                    Growth & Income Fund                Small Cap Index Fund
                                                    High Yield Bond Fund                Small Cap Special Values Fund
                                                    International Equities Index Fund
                                                    International Growth Fund
                                                    Large Cap Core Fund
                                                    Large Capital Growth Fund
                                                    Large Cap Value Fund
                                                    Mid Cap Index Fund
                                                    Mid Cap Value Fund
                                                    Moderate Growth Lifestyle Fund
                                                    Socially Responsible Fund
                                                    Stock Index Fund
                                                    T. Rowe Price Retirement 2015 Fund
                                                    T. Rowe Price Retirement 2020 Fund
                                                    T. Rowe Price Retirement 2025 Fund
                                                    T. Rowe Price Retirement 2030 Fund
                                                    T. Rowe Price Retirement 2035 Fund
                                                    T. Rowe Price Retirement 2040 Fund
                                                    T. Rowe Price Retirement 2045 Fund
                                                    T. Rowe Price Retirement 2050 Fund
                                                    T. Rowe Price Retirement 2055 Fund
                                                    T. Rowe Price Retirement 2060 Fund
                                                    Value Fund
                                                    Vanguard LifeStrategy
                                                      Conservative Growth Fund
                                                    Vanguard LifeStrategy
                                                      Growth Fund
                                                    Vanguard LifeStrategy Moderate
                                                      Growth Fund
                                                    Vanguard Wellington Fund
                                                    Vanguard Windsor II Fund

--------------------------------------------------------------------------------


Investments are not permitted in the following:

Multi-Year Fixed Option - 3 years
------------------------------------
Multi-Year Fixed Option - 5 years
------------------------------------
Multi-Year Fixed Option - 7 years
------------------------------------
Multi-Year Fixed Option - 10 years
------------------------------------
SunAmerica 2020 High Watermark Fund
------------------------------------

Automatic Allocation to Fixed Account Plus

The 20% automatic allocation to Fixed Account Plus counts against the 30% of your investments that must be allocated to Group A (IncomeLOCK +6 endorsements with Custom Allocation only). The automatic allocation applies to all Purchase Payments, including Ineligible Purchase Payments that are not included in the calculation of the Benefit Base (and the Income Credit Base and Minimum Benefit Base, if applicable). The automatic allocation must remain invested in Fixed Account Plus for as long as the IncomeLOCK Plus benefit remains in effect. You may not transfer any portion of the automatic allocation to Fixed Account Plus to other investment options under the Contract. You may not request a specific percentage of any withdrawal be deducted solely from the automatic allocation to Fixed Account Plus. Rather, any withdrawal reduces the automatic allocation to Fixed Account Plus in the same proportion that the withdrawal reduces your Account Value.

Asset Rebalancing Program

We will automatically enroll you in an automatic asset rebalancing program, with quarterly rebalancing, because market performance and withdrawal activity may result in allocations inconsistent with the restrictions. We will also initiate immediate rebalancing in accordance with your automatic asset rebalancing instructions, after any of the following transactions:

  .   Any transfer or reallocation you initiate; or

  .   Any withdrawal you initiate.

If you initiate any transfer or reallocation, you must also at that time modify the automatic asset rebalancing instructions. Automatic transfers or Systematic Withdrawals will not result in immediate rebalancing but will wait until the next scheduled quarterly rebalancing.

Each Benefit Quarter, we will rebalance the Contract in accordance with the most current automatic asset rebalancing instructions on file. We will not rebalance your investment in Fixed Account Plus if it would result in the balance in Fixed Account Plus decreasing below the automatic allocation. If at any point for any reason, the automatic asset rebalancing instructions would result in allocations inconsistent with the restrictions, we will revert to your last instructions on file that are consistent with the restrictions whether for rebalancing or for allocation of a Purchase Payment and implement those at the next balancing.

You may modify the automatic asset rebalancing instructions at any time as long as they are consistent with the restrictions. If the Living Benefit is cancelled or terminated and the Contract remains in-force, investment restrictions will no longer apply.

We reserve the right to change the investment requirements at any time for prospectively issued Contracts. We may also revise the investment requirements for any existing Contract to the extent variable or fixed investment options are added, deleted, substituted, merged or otherwise reorganized. We will notify you of any changes to the investment requirements.

Additional Important Information Applicable to IncomeLOCK Plus

If you elect IncomeLOCK Plus, you will not be able to take a loan while this Living Benefit is in effect. You will need to wait until after the 5th Benefit Year anniversary (the earliest IncomeLOCK Plus termination date), terminate IncomeLOCK Plus and then take a loan. When you terminate IncomeLOCK Plus, you will lose any benefits that you may have had with this feature.

Withdrawals under these features are treated like any other withdrawal for the purpose of calculating taxable income, reducing your Account Value. The withdrawals count toward the 10% you may withdraw each Contract year without a surrender charge. See the "Fees and Charges" section of this prospectus.

Any withdrawals taken may be subject to a 10% tax penalty if you are under age 59 1/2 at the time of the withdrawal. For information about how these features are treated for income tax purposes, you should consult a qualified tax advisor concerning your particular circumstances. If you set up required minimum distributions ("RMD") and have elected this feature, your distributions must be set up on the automated minimum distribution withdrawal program administered by our Annuity Service Center. Withdrawals greater than the RMD determined solely with reference to this Contract and the benefits thereunder, without aggregating the Contract with any other contract or account, may reduce the benefits of these features. In addition, if you have a qualified Contract, tax law and the terms of the plan may restrict withdrawal amounts. See the "Surrender of Account Value" and "Federal Tax Matters" sections of this prospectus.


IncomeLOCK Plus may only be elected on your original Contract issue date, provided you meet the applicable issue age requirements. Note that these features and/or their components may not be available in your state. If you purchased IncomeLOCK +8 or if you purchased IncomeLOCK +6 prior to February 25, 2013, see "IncomeLOCK Plus Endorsements Issued Prior to February 25, 2013" in this Appendix for specific

--------------------------------------------------------------------------------


provisions applicable to these products. In addition, effective December 26, 2012, IncomeLOCK Plus is no longer available for new enrollments under plans which are subject to the requirements of Title I of ERISA. This discontinuance will not affect participants who have already elected IncomeLOCK or IncomeLOCK Plus under such plans. Check with your financial advisor for availability and any additional restrictions.

Any amounts that we may pay under a Living Benefit in excess of your Account Value are subject to the Company's financial strength and claims-paying ability. Excess Withdrawals may significantly reduce the value of or terminate the Living Benefit.


IncomeLOCK Plus Options


You may elect IncomeLOCK Plus only on your Contract issue date to cover either your life only or the lives of both you and your spouse. We refer to the person or persons whose lifetime withdrawals are guaranteed under IncomeLOCK Plus as the "Covered Person(s)." If your Contract is not owned by a natural person, references to Owner(s) apply to the Annuitant(s). If you purchased IncomeLOCK +8 or if you purchased IncomeLOCK +6 prior to February 25, 2013, see "IncomeLOCK Plus Endorsements Issued Prior to February 25, 2013" in this Appendix for specific provisions applicable to these products.


IncomeLOCK +6 locks in the greater of two values in determining the Benefit Base. The Benefit Base determines the basis of the Covered Person(s)' guaranteed lifetime benefit which must be taken in a series of withdrawals. Each consecutive one-year period starting from the Endorsement Date is considered a Benefit Year. While the Benefit Base is greater than zero, the Benefit Base is automatically locked in on each Benefit Anniversary, to the greater of (1) the highest Anniversary Value, or (2) the Benefit Base increased by any available Income Credit. The Income Credit is reduced but not eliminated in any Benefit Year in which withdrawals are less than 6% of the Benefit Base, thereby providing a guarantee that income can increase during the first 12 years, even after starting withdrawals. There is an additional guarantee if you do not take any withdrawals before the 12th Benefit Anniversary (the "Minimum Benefit Base"). In that situation, the Benefit Base will be increased to the Minimum Benefit Base if the Benefit Base on the 12th Benefit Anniversary is less than the Minimum Benefit Base, which is equal to 200% of the first Benefit Year's Eligible Purchase Payments.

Age Requirements and Covered Persons

To elect IncomeLOCK Plus, Covered Persons must meet the age requirements set forth below. The age requirement varies depending on the number of Covered Persons. The age requirements for other optional benefits and features under your Contract may be different than those listed here. You must meet the age requirement for those features in order to elect them.

If you elect one Covered Person:

                                          Covered Person
                      -----------------------------------
                                          Minimum Maximum
                                            Age     Age
                      -----------------------------------
                      One Covered Person    45      80
                      -----------------------------------

If you elect two Covered Persons:

                                Covered Person #1 Covered Person #2
                ---------------------------------------------------
                                Minimum  Maximum  Minimum  Maximum
                                  Age      Age      Age      Age
                ---------------------------------------------------
                Nonqualified:
                One Owner
                with Spousal
                Beneficiary       45       80       45     N/A(1)
                ---------------------------------------------------
                Qualified: One
                Owner with
                Spousal
                Beneficiary       45       80       45     N/A(1)
                ---------------------------------------------------

--------
(1) The age requirement is based solely on the single owner for purposes of issuing the Contract with the Living Benefit. The spousal beneficiary's age is not considered in determining the maximum issue age of the second Covered Person.

Covered Persons can be any of the following:

If you elect one Covered Person:

  .   The Contract Owner

  .   The annuitant (for Contracts not naturally-owned)

If you elect two Covered Persons:

  .   The Contract Owner and the 100% spousal primary beneficiary

  . The annuitant and the 100% spousal primary beneficiary (for Contracts not naturally-owned)

  .   Spousal joint annuitants (for Contracts not naturally-owned)

Ownership changes can affect IncomeLOCK Plus as follows:

If you elect one Covered Person:

An ownership change that removes the Covered Person cancels the feature. Ownership changes that do not cancel the feature:

   1. Change from a natural to a non-natural Contract Owner: the natural Contract Owner and the annuitant must be the same person; and

   2. Change from a non-natural Contract Owner to a natural Contract Owner: the new natural Contract Owner and the annuitant must be the same person.

--------------------------------------------------------------------------------


If you elect two Covered Persons:

Ownership changes that do not eliminate the second Covered Person's guarantee include:

   1. Change from a natural to a non-natural Contract Owner (the natural Contract Owner and the annuitant must be the same person); and

   2. Change from a non-natural Contract Owner to a natural Contract Owner (the new natural Contract Owner and the annuitant must be the same person).
Ownership changes that eliminate the second Covered Person's guarantee, but still provide the life guarantee for the first Covered Person include:

   1. Removal or replacement of the original spousal beneficiary; and

   2. Removal of second Covered Person as Contract Owner or spousal beneficiary as a result of a divorce settlement.

Note also that if a Contract is non-naturally owned, a change of annuitant is not permitted.

Amounts Received under the Benefit


The amount you can receive differs depending on the Income Credit option you have elected and whether the Account Value is greater than or equal to zero. While the Account Value is greater than zero, the Maximum Annual Withdrawal Percentage represents the percentage of the Benefit Base used to calculate the Maximum Annual Withdrawal Amount that may be withdrawn each Benefit Year without decreasing the Benefit Base or Income Credit Base. If the Account Value has been reduced to zero, the Protected Income Payment Percentage represents the percentage of the Benefit Base used to calculate the Protected Income Payment that the client will receive each year over the remaining lifetime of the Covered Person(s). See "If your Account Value is Reduced to Zero" under the heading "Withdrawals under the Living Benefits" below.


The applicable Maximum Annual Withdrawal Percentage and Protected Income Payment Percentage depend on the attained age of the Covered Person(s) at the time of the first withdrawal under the benefit, as set forth below. The first percentage represents the Maximum Annual Withdrawal Percentage and the second percentage represents the Protected Income Payment Percentage for each of the options shown.

                                 IncomeLOCK +6

-----------------------------------------------------------------------------------------------
       Number of Covered Persons
                  and
     Age of Covered Person at First          Income       Income        Income        Custom
              Withdrawal                    Option 1     Option 2      Option 3     Allocation
-----------------------------------------------------------------------------------------------
One Covered Person (Age 64 and Younger)   5.0% / 3.0%* 5.0% / 3.0%* 3.75% for Life 4.5% / 3.0%*
-----------------------------------------------------------------------------------------------
One Covered Person (Age 65 and Older)     5.5% / 4.0%  6.5% / 3.0%  5.0% for Life  4.5% / 4.0%
-----------------------------------------------------------------------------------------------
Two Covered Persons (Age 64 and Younger)  4.5% / 3.0%* 4.5% / 3.0%* 3.25% for Life 4.0% /3.0%*
-----------------------------------------------------------------------------------------------
Two Covered Persons (Age 65 and Older)    5.0% / 4.0%  6.0% / 3.0%  4.50% for Life 4.0% / 4.0%
-----------------------------------------------------------------------------------------------

 * The Protected Income Payment Percentage is 4% if the Benefit Base is increased to a new highest Anniversary Value on or after the Covered Person's 65/th/ birthday or, if two Covered Persons are elected, on or after the younger Covered Person's 65/th/ birthday.

Calculation of the Value of each Component of the Benefit


The benefit offered by IncomeLOCK Plus is calculated by considering the factors described below. If you purchased IncomeLOCK +8 or if you purchased IncomeLOCK +6 prior to February 25, 2013, see "IncomeLOCK Plus Endorsements Issued Prior to February 25, 2013" in this Appendix for specific provisions applicable to these products.


First, we determine the initial Benefit Base. We reserve the right to limit the Account Value that will be considered in the initial Benefit Base to $1.5 million (annual cap amount) without our prior approval. The initial Benefit Base is equal to the initial Purchase Payment, which must be at least $50,000. In addition, certain Purchase Payments received during the first year after your Contract issue date will be considered Eligible Purchase Payments and will immediately increase the Benefit Base.

Any Purchase Payments made in contract year 1 in excess of the annual cap amount as well as all Purchase Payments received after the first contract year are considered Ineligible Purchase Payments, and are not included in the Benefit Base. Note that the earnings on Ineligible Purchase Payments, however, are included in the Anniversary Value. Total Eligible Purchase Payments are limited to $1,500,000 (annual cap amount) without prior Company approval.

The Benefit Base is increased by each subsequent Eligible Purchase Payment, and is reduced proportionately for Excess Withdrawals, as defined below.

Second, we consider the Income Credit Period. The Income Credit Period is the period of time over which we calculate the Income Credit. The Income Credit Period begins on the Endorsement Date and ends 12 years thereafter. The Income Credit Period may not be extended.

--------------------------------------------------------------------------------


Third, we determine the Anniversary Value which equals your Account Value on any Benefit Anniversary minus any Ineligible Purchase Payments. The highest Anniversary Value is the current Anniversary Value that is greater than (1) all previous Anniversary Values; or (2) Eligible Purchase Payments.

Fourth, we determine the Income Credit Base which is used solely as a basis for calculating the Income Credit during the Income Credit Period. The initial Income Credit Base is equal to the initial Benefit Base. The Income Credit Base is increased by each subsequent Eligible Purchase Payment, and is reduced proportionately for Excess Withdrawals, as defined below.

Fifth, we determine the Income Credit.

The Income Credit is equal to 6% ("Income Credit Percentage") of the Income Credit Base, on each Benefit Anniversary during the Income Credit Period. If you take withdrawals in a Benefit Year that are in total less than 6% of the Benefit Base (and therefore, less than your Maximum Annual Withdrawal Amount), the Income Credit Percentage on the Benefit Year anniversary is reduced by a percentage calculated as the sum of all withdrawals taken during the preceding Benefit Year, divided by the Benefit Base. For example, if you take a withdrawal that is equal to 4% of the Benefit Base, the Income Credit Percentage for that Benefit Year is reduced from 6% to 2%. However, if you take a withdrawal that is greater than the Maximum Annual Withdrawal Amount in the preceding Benefit Year, the Income Credit for that Benefit Year is equal to zero.

Sixth, we determine the Maximum Annual Withdrawal Amount, which represents the maximum amount that may be withdrawn each Benefit Year while the Account Value is greater than zero, without reducing the Benefit Base, and if applicable, the Income Credit Base. The Maximum Annual Withdrawal Amount is calculated by multiplying the Benefit Base by the applicable Maximum Annual Withdrawal Percentage. If your Account Value is reduced to zero but your Benefit Base is greater than zero, the Protected Income Payment is determined by multiplying the Benefit Base by the applicable Protected Income Payment Percentage.

Finally, we consider any Excess Withdrawals. We define Excess Withdrawals as any withdrawal in a Benefit Year taken after the Maximum Annual Withdrawal Amount has been withdrawn, or any portion of a withdrawal that causes the total withdrawals in a Benefit Year to exceed the Maximum Annual Withdrawal Amount.

Increase of the Benefit Base and Income Credit Base

On each Benefit Anniversary, the Benefit Base is automatically increased to the greater of (1) the highest Anniversary Value; or (2) the current Benefit Base plus the Income Credit, if any. In addition, the Benefit Base can also be increased to at least the Minimum Benefit Base on the 12th Benefit Year anniversary, provided no withdrawals are taken prior to that anniversary.

On each Benefit Anniversary during the Income Credit Period (first 12 Benefit Years following the Endorsement Date), the Income Credit Base is automatically increased to the highest Anniversary Value, if the Benefit Base is also increased to the highest Anniversary Value. The Income Credit Base is not increased if an Income Credit is added to the Benefit Base.

Increases to your Benefit Base and Income Credit Base occur on Benefit Anniversaries while the Account Value is greater than zero. However, Eligible Purchase Payments can increase your Benefit Base and Income Credit Base at the time they are received. Your Benefit Base and Income Credit Base will not increase if your Account Value was higher on days other than the Benefit Anniversary.

In any Benefit Year during which subsequent Eligible Purchase Payments are allocated to your Contract, any remaining withdrawals of the Maximum Annual Withdrawal Amount will be based on the increased Maximum Annual Withdrawal Amount reduced by withdrawals previously taken in that Benefit Year. If the Benefit Base is increased on a Benefit Anniversary, the Maximum Annual Withdrawal Amount will be recalculated on that Benefit Anniversary, applicable to the coming Benefit Year, by multiplying the increased Benefit Base by the applicable Maximum Annual Withdrawal Percentage.


If the Account Value has been reduced to zero, the Benefit Base will no longer be recalculated on each Benefit Anniversary. See "If your Account Value is Reduced to Zero" under the heading "Withdrawals under the Living Benefits" below.


Cancellation of IncomeLOCK Plus

IncomeLOCK Plus may be cancelled by the Contract Owner on any Benefit Quarter Anniversary after the end of the 5/th/ Benefit Year. Cancellation will be effective on the Benefit Quarter Anniversary following receipt of a cancellation request and the fee will continue to be deducted up to and including the cancellation effective date. Prior fees taken are not returned upon cancellation. Once IncomeLOCK Plus is cancelled, the guarantees under the benefit are terminated, investment limitations no longer apply to the Contract and you may not re-elect IncomeLOCK Plus.

Automatic Termination of IncomeLOCK Plus

The feature and its corresponding fees will automatically and immediately terminate upon the occurrence of one of the following:

   1. Any Excess Withdrawal that reduces the Account Value and Benefit Base to zero.

   2. A death benefit is paid, and the Contract is terminated.

--------------------------------------------------------------------------------


   3. Full surrender or termination of the Contract.

   4. Full or partial annuitization of the Contract.

   5. Upon the death of the single Covered Person (for single life benefit).

   6. Upon the death of the second (surviving) Covered Person (for joint lives benefit).

   7. Any change of ownership except as noted above.

Withdrawals under the Living Benefits

The timing and amount of withdrawals will affect the amounts received under the Living Benefits, as set forth below in greater detail.

The amount of any withdrawal for any Living Benefit which exceeds the Maximum Annual Withdrawal Amount because of RMDs required to comply with the minimum distribution requirements of the Code section 401(a)(9) and related provisions of the Code and regulations, as determined solely with reference to this Contract and the benefits thereunder, will not be treated as an Excess Withdrawal providing that all of the following conditions are met:

(1) No withdrawals in addition to the RMD are taken in that same year;

(2) Any RMD withdrawal is based only on the value of the Contract (including endorsements) and the benefits thereunder;

(3) If the Endorsement Date is on or before the Required Beginning Date (RBD) of the RMD, you take the first yearly RMD withdrawal in the calendar year you attain age 70 1/2, or retire, if applicable; and

(4) You do not make any RMD withdrawal that would result in you being paid in any Benefit Year more than one calendar year's RMD amount.

Any portion of a RMD withdrawal that is based on amounts greater than those set forth above will be considered an Excess Withdrawal.

If you have elected IncomeLOCK +6 and the RMD amount is greater than the Maximum Annual Withdrawal Amount, but less than 6% of the Benefit Base, an Income Credit will be included in determining any Benefit Base increase in that Benefit Year.

Withdrawals made under these Living Benefits are treated like any other withdrawals under the Contract for purposes of calculating taxable income, reducing the Account Value, deducting applicable surrender charges or market value adjustments, applying fixed account withdrawal restrictions or free withdrawal amounts and any other features, benefits and conditions of the Contract. The sum of withdrawals in any Benefit Year up to the Maximum Annual Withdrawal Amount will not be assessed a surrender charge.

You should not elect a Living Benefit if you plan to take Excess Withdrawals since those withdrawals may significantly reduce the value of or terminate the Living Benefit.

Withdrawal under IncomeLOCK Plus

The Maximum Annual Withdrawal Amount, the Benefit Base and the Income Credit Base may change over time as a result of the timing and amount of withdrawals. If you take a withdrawal before the 12th Benefit Year anniversary, your Benefit Base is not eligible to be increased to the Minimum Benefit Base.

Withdrawals during a Benefit Year that in total are less than or equal to the Maximum Annual Withdrawal Amount will not reduce the Benefit Base or Income Credit Base. However, if you choose to take less than the Maximum Annual Withdrawal Amount in any Benefit Year, you may not carry over the unused amount for withdrawal in subsequent years.

Excess Withdrawals reduce your Benefit Base on the date the Excess Withdrawal occurs. Any Excess Withdrawal in a Benefit Year reduces the Benefit Base in the same proportion by which the Account Value is reduced by the Excess Withdrawal. As a result of a reduction of the Benefit Base, the new Maximum Annual Withdrawal Amount will be equal to the reduced Benefit Base multiplied by the applicable Maximum Annual Withdrawal Percentage. The last recalculated Maximum Annual Withdrawal Amount in a given Benefit Year is available for withdrawal at the beginning of the next Benefit Year and may be lower than the previous Benefit Year's Maximum Annual Withdrawal Amount. When the Account Value is less than the Benefit Base, Excess Withdrawals will reduce the Benefit Base by an amount which is greater than the amount of the Excess Withdrawal. In addition, no Income Credit will be added to the Benefit Base in that Benefit Year.

The impact of withdrawals on specific factors is further explained below:

Benefit Base and Income Credit Base: If the sum of withdrawals in any Benefit Year exceeds the Maximum Annual Withdrawal Amount, the Benefit Base and Income Credit Base will be reduced for those withdrawals. For each Excess Withdrawal taken, the Benefit Base and Income Credit Base are reduced in the same proportion by which the Account Value is reduced by the amount in excess of the Maximum Annual Withdrawal Amount.

Maximum Annual Withdrawal Amount: The Maximum Annual Withdrawal Amount is recalculated each time there is a change in the Benefit Base. Accordingly, if the sum of withdrawals in any

--------------------------------------------------------------------------------

Benefit Year does not exceed the Maximum Annual Withdrawal Amount for that year, the Maximum Annual Withdrawal Amount will not change for the next year unless your Benefit Base is increased. If you take an Excess Withdrawal, the Maximum Annual Withdrawal Amount will be recalculated by multiplying the reduced Benefit Base by the existing Maximum Annual Withdrawal Percentage. This recalculated Maximum Annual Withdrawal Amount is available for withdrawal at the beginning of the next Benefit Year and may be lower than your previous Maximum Annual Withdrawal Amount.

Protected Income Payment: If the Benefit Base is greater than zero, but the Account Value has been reduced to zero, we will pay any remaining Maximum Annual Withdrawal Amount for the current Benefit Year. Thereafter, you will receive the Protected Income Payment each year over the remaining lifetime of the Covered Person(s) which is calculated by multiplying the Benefit Base by the applicable Protected Income Payment Percentage. The Benefit Base is no longer increased on Benefit Anniversaries after the Account Value has been reduced to zero. As a result, the Protected Income Payment is calculated once and will not change. See "If your Account Value is Reduced to Zero" below.

If your Account Value is Reduced to Zero

All withdrawals from the Contract, including withdrawals under IncomeLOCK Plus, will reduce your Account Value. Unfavorable investment experience and/or fees may also reduce your Account Value. If the Account Value is reduced to zero but the Benefit Base is greater than zero, we will pay the remaining Maximum Annual Withdrawal Amount. Thereafter we will pay the Protected Income Payment over the remaining lifetime of the Covered Person(s).

If an Excess Withdrawal reduces your Account Value to zero, no further benefits are payable under the Contract and your Contract along with IncomeLOCK Plus will terminate.

If your Account Value is reduced to zero, you may no longer make subsequent Purchase Payments or transfers, and no death benefit is payable. Therefore, you should be aware that, particularly during times of unfavorable investment performance, withdrawals taken under IncomeLOCK Plus may reduce the Account Value to zero, thereby terminating any other benefits of the Contract. In addition, an Income Credit is not available if the Account Value is reduced to zero, even if a benefit remains payable.

When the Account Value equals zero but the Benefit Base is greater than zero, to receive any remaining Living Benefit, you must select one of the following options for payment:

1. The Protected Income Payment divided equally and paid on a monthly, quarterly, semi-annual or annual frequency as selected by you until the date of death of the Covered Person(s); or

2. Any payment option mutually agreeable between you and us.

Once you elect a payment option, it cannot be changed. If you do not select a payment option above, the remaining benefit will be paid as an amount based on the Protected Income Payment Percentage. This amount will be divided equally and paid on a quarterly basis until the date of death of the Covered Person(s).

Latest Annuity Date

If the Account Value is greater than zero and you have reached the latest Annuity Date, if applicable, the Maximum Annual Withdrawal Amount is no longer available for withdrawal under IncomeLOCK Plus. Rather, the Protected Income Payment will be calculated by multiplying the Benefit Base by the Protected Income Payment Percentage and paid until the death(s) of the Covered Person(s), as discussed under "If your Account Value is Reduced to Zero" above.

If the Account Value and the Benefit Base are greater than zero on the latest Annuity Date, you must select one of the following options:

1. Annuitize the Account Value under the Contract's annuity provisions; or

2. Elect to receive the Protected Income Payment on the latest Annuity Date, divided equally and paid on a monthly, quarterly, semi-annual or annual frequency as selected by you until the date of death of the Covered Person(s); or

3. Any payment option mutually agreeable between you and us.

If you do not elect an option listed above, on the latest Annuity Date, we may annuitize the Account Value in accordance with one of the single or joint life and period certain options under the Annuity Provisions of the Contract or payments that do not exceed your life expectancy as required by the Internal Revenue Service ("IRS").

Death Benefits under IncomeLOCK Plus

If there is one Covered Person and that person dies, the surviving spousal Beneficiary may elect to:

1. Make a death claim if the Account Value is greater than zero, which terminates IncomeLOCK Plus and the Contract; or

2. Continue the Contract if the Account Value is greater than zero, without IncomeLOCK Plus and its corresponding fee.

--------------------------------------------------------------------------------


If there are two Covered Persons, upon the death of one Covered Person, the surviving Covered Person may elect to:

1. Make a death claim if the Account Value is greater than zero, which terminates IncomeLOCK Plus and the Contract; or

2. Continue the Contract with IncomeLOCK Plus and its corresponding fee.

The components of IncomeLOCK Plus in effect at the time of such continuation will not change. The surviving Covered Person can elect to receive withdrawals in accordance with the provisions of IncomeLOCK Plus elected based on the age of the younger Covered Person at the time the first withdrawal was taken. If no withdrawals were taken prior to the continuation, the Maximum Annual Withdrawal Percentage and the Protected Income Payment Percentage will be based on the age of the surviving Covered Person at the time the first withdrawal is taken. If the continuation occurs during the Income Credit Period, the surviving Covered Person will continue to receive any increases to the Benefit Base for highest Anniversary Values or if applicable, any Income Credit while the Account Value is greater than zero. The surviving Covered Person is also eligible to receive the Minimum Benefit Base on the 12th Benefit Anniversary if no withdrawals have been taken during the first 12 Benefit Years following the Endorsement Date.

Upon the death of the Covered Person(s), if the Account Value is greater than zero, a Beneficiary who is not a Covered Person must make an election under the death benefit provisions of the Contract, which terminates IncomeLOCK Plus.


For more information on death benefits, see "Death Benefits" in the prospectus.



IncomeLOCK Plus Endorsements Issued Prior to February 25, 2013

Effective February 25, 2013, the IncomeLOCK +8 living benefit is no longer available for purchase. If you elected IncomeLOCK +6 or IncomeLOCK +8 prior to February 25, 2013, the following provisions are applicable to this feature. All other IncomeLOCK Plus information provided in this Appendix under the heading "IncomeLOCK Plus" above applies to your Living Benefit except the following:


Fee Tables


The IncomeLOCK Plus fee is calculated as a percentage of the Benefit Base./1/


For Endorsement Dates of December 26, 2012 through February 24, 2013:


            -------------------------------------------------------
                                                          Maximum
                                                        Annualized
                                              Maximum    Fee Rate
             Number of Covered   Initial Fee Annual Fee Decrease or
                 Persons            Rate      Rate/2/   Increase/3/
            -------------------------------------------------------
            One Covered Person      1.10%      2.20%     +/-0.25%
            -------------------------------------------------------
            Two Covered Persons     1.35%      2.70%     +/-0.25%
            -------------------------------------------------------


For Endorsement Dates of May 1, 2012 through December 25, 2012:


            -------------------------------------------------------
                                                          Maximum
                                                        Annualized
                                              Maximum    Fee Rate
             Number of Covered   Initial Fee Annual Fee Decrease or
                 Persons            Rate      Rate/2/   Increase/3/
            -------------------------------------------------------
            One Covered Person      1.30%      2.60%     +/-0.25%
            -------------------------------------------------------
            Two Covered Persons     1.55%      3.10%     +/-0.25%
            -------------------------------------------------------


For Endorsement Dates prior to May 1, 2012:


            --------------------------------------------------------
                                                           Maximum
                                                         Annualized
                                              Maximum     Fee Rate
             Number of Covered   Initial Fee   Annual     Decrease
                 Persons            Rate     Fee Rate/2/ or Increase
            --------------------------------------------------------
            One Covered Person      1.10%      2.20%      +/-0.25%
            --------------------------------------------------------
            Two Covered Persons     1.35%      2.70%      +/-0.25%
            --------------------------------------------------------


The fee rate can increase or decrease no more than 0.0625% each Benefit Quarter (0.25%/4).

IncomeLOCK Plus Features

IncomeLOCK Plus offers guaranteed lifetime income plus the opportunity to increase income by locking in the greater of either the Contract's highest Anniversary Value or an annual Income Credit. IncomeLOCK Plus was available with two separate Income Credit options: IncomeLOCK +6, with a 6% Income Credit, and IncomeLOCK +8, with an 8% Income Credit. The annual Income Credit is an amount we may add to the Benefit Base each year for the first 12 Benefit Years. Although IncomeLOCK +6 is still available for purchase as of the date of

--------

/1   /The fee is assessed against the Benefit Base which determines the basis of the Covered Person(s) guaranteed lifetime benefit. The fee is deducted from your Account Value at the end of the first quarter following election and quarterly thereafter. For a complete description of how the Benefit Base is calculated for IncomeLOCK Plus, see "IncomeLOCK Plus -- IncomeLOCK Plus Options" in this Appendix.
/2   /The Initial Annual Fee Rate is guaranteed not to change for the first
          Benefit Year. Subsequently, the fee rate may change quarterly subject to the parameters identified in the table below. Any fee adjustment is based on a non-discretionary formula tied to the change in the Volatility Index ("VIX(R)"), an index of market volatility reported by the Chicago Board Options Exchange. If the VIX increases or decreases on a Benefit Quarter Anniversary, your fee rate will increase or decrease accordingly. See "IncomeLOCK Plus -- IncomeLOCK Plus Fee Formula" in this Appendix.
/3    /The Minimum Annual Fee Rate for IncomeLOCK Plus is 0.60%.

--------------------------------------------------------------------------------

this prospectus, IncomeLOCK +8 is no longer available as of February 25, 2013.

Income Credit Options

The annual Income Credit is an amount we may add to the Benefit Base each year for the first 12 Benefit Years.

For IncomeLOCK +6, the Income Credit is reduced but not eliminated in any Benefit Year in which cumulative withdrawals are less than 6% of the Benefit Base, thereby providing a guarantee that income can increase during the first 12 years even after starting withdrawals.

For IncomeLOCK +8, the Income Credit is only available in years when no withdrawals are taken.

After the expiration of the Income Credit Period your Benefit Base may continue to be increased to lock in a higher Anniversary Value. In addition, if no withdrawals are taken during the first 12 years, on the 12th Benefit Anniversary, your Benefit Base will be increased to the Minimum Benefit Base if the Benefit Base is less than this Minimum Benefit Base. The Minimum Benefit Base is equal to 200% of the first Benefit Year's Eligible Purchase Payments if the feature is added on the original Contract issue date or 200% of your Account Value on the Endorsement Date if the feature was added after your original Contract issue date and prior to May 1, 2012.

Amounts Received Under IncomeLOCK Plus

You may begin taking withdrawals as early as age 45. If you elected IncomeLOCK+6 on December 26, 2012 through February 24, 2013, the withdrawal percentage you receive while the Living Benefit is in effect varies according to the Income Credit Option you elected (Option 1, 2, 3 or Custom Allocation).

In addition, if you elected IncomeLOCK +6 or IncomeLOCK +8, your withdrawal percentage will vary primarily depending on (1) whether you elected one or two Covered Persons, (2) the age of the Covered Person(s) at the time of the first withdrawal and (3) whether the Account Value is greater than or equal to zero.


While the Account Value is greater than zero, the MAWP represents the percentage of the Benefit Base used to calculate the MAWA that may be withdrawn each Benefit Year without decreasing the Benefit Base or Income Credit Base. If the Account Value has been reduced to zero, the PIPP represents the percentage of the Benefit Base used to calculate the Protected Income Payment that the client will receive each year over the remaining lifetime of the Covered Person(s). See "IncomeLOCK Plus -- If your Account Value is Reduced to Zero" under the heading "Withdrawals under the Living Benefits" in the prospectus.


The percentage of the Benefit Base that is guaranteed by the Living Benefits while the Account Value is greater than zero, or the MAWP, ranges from 5% to 6% for IncomeLOCK Plus with an Endorsement Date prior to May 1, 2012 and ranges from 4.5% to 5.5% for IncomeLOCK Plus with an Endorsement Date of May 1, 2012 through December 25, 2012. The percentage of the Benefit Base that is guaranteed by the Living Benefits while the Account Value has been reduced to zero, or the PIPP, ranges from 3% to 4%. The MAWP and PIPP will vary based on
(1) the Living Benefit selected (IncomeLOCK +6 or IncomeLOCK +8), (2) whether there are one or two Covered Person(s), (3) the age of the Covered Person(s) at the time of the first withdrawal, and (4) the Endorsement Date of the Living Benefit.

Note, however, that taxable distributions received before you attain age 59 1/2 are subject to a 10% penalty tax in addition to regular income tax unless an exception applies (both the penalty tax and the exceptions are discussed in the "Federal Tax Matters" section in the prospectus).

The applicable MAWP and PIPP depend on the attained age of the Covered Person(s) at the time of the first withdrawal under the benefit, as set forth below. The first percentage represents the MAWP and the second percentage represents the PIPP for each of the options shown.

--------------------------------------------------------------------------------


For IncomeLOCK Plus with an Endorsement Date on December 26, 2012 through February 24, 2013:

                                 IncomeLOCK +6

---------------------------------------------------------------------------------------
       Number of Covered Persons
                  and
    Age of Covered Person at First         Income    Income       Income       Custom
              Withdrawal                  Option 1  Option 2     Option 3    Allocation
---------------------------------------------------------------------------------------
One Covered Person (Age 64 and Younger)  5.5% / 3%* 5.5% / 3% 3.75% for Life 4.5% / 3%*
---------------------------------------------------------------------------------------
One Covered Person (Age 65 and Older)    5.5% / 4%  6.5% / 3%  5% for Life   4.5% / 4%
---------------------------------------------------------------------------------------
Two Covered Persons (Age 64 and Younger   5% / 3%*   5% / 3%  3.25% for Life  4% / 3%*
---------------------------------------------------------------------------------------
Two Covered Persons (Age 65 and Older)    5% / 4%    6% / 3%  4.50% for Life  4% / 4%
---------------------------------------------------------------------------------------

 * The PIPP is 4% if the Benefit Base is increased to a new Highest Anniversary Value on or after the Covered Person's 65/th /birthday or, if two Covered Persons are elected, on or after the younger Covered Person's 65/th/ birthday.

                                 IncomeLOCK +8

            -------------------------------------------------------
                   Number of Covered Persons
                             and                          MAWP
                Age of Covered Person at First            and
                          Withdrawal                      PIPP
            -------------------------------------------------------
            One Covered Person (Age 64 and Younger)  3.75% for Life
            -------------------------------------------------------
            One Covered Person (Age 65 and Older)    4.75% for Life
            -------------------------------------------------------
            Two Covered Persons (Age 64 and Younger  3.25% for Life
            -------------------------------------------------------
            Two Covered Persons (Age 65 and Older)   4.25% for Life
            -------------------------------------------------------

For IncomeLOCK Plus with an Endorsement Date of May 1, 2012 through December 25, 2012:

             -----------------------------------------------------
             Number of Covered Persons and
             Age of Covered Person at First  IncomeLOCK IncomeLOCK
                      Withdrawal                 +6         +8
             -----------------------------------------------------
              One Covered Person (Age 64
                and Younger)                 5.5% / 3%    5% / 3%
             -----------------------------------------------------
              One Covered Person (Age 65
                and Older)                   5.5% / 4%    5% / 4%
             -----------------------------------------------------
              Two Covered Persons (Age 64
                and Younger                    5% / 3%  4.5% / 3%
             -----------------------------------------------------
              Two Covered Persons (Age 65
                and Older)                     5% / 4%  4.5% / 4%
             -----------------------------------------------------

For IncomeLOCK Plus with an Endorsement Date prior to May 1, 2012:

             -----------------------------------------------------
             Number of Covered Persons and
             Age of Covered Person at First  IncomeLOCK IncomeLOCK
                      Withdrawal                 +6         +8
             -----------------------------------------------------
              One Covered Person (Age 64
                and Younger)                   6% / 3%  5.5% / 3%
             -----------------------------------------------------
              One Covered Person (Age 65
                and Older)                      6% /4%  5.5% / 4%
             -----------------------------------------------------
              Two Covered Persons (Age 64
                and Younger                  5.5% / 3%    5% / 3%
             -----------------------------------------------------
              Two Covered Persons (Age 65
                and Older)                    5.5% /4%    5% / 4%
             -----------------------------------------------------

Investment Restrictions

As long as your Living Benefit endorsement remains in effect, we require that you allocate your investments in accordance with the applicable minimum and maximum percentages applicable to the Living Benefit selected. All IncomeLOCK Plus endorsements require that a percentage of your Purchase Payments (including Ineligible Purchase Payments) be allocated to Fixed Account Plus (15% if your Endorsement Date was before May 1, 2012 and 20% if your Endorsement Date was after May 1, 2012). All amounts not allocated to Fixed Account Plus, will be rebalanced on a quarterly basis through an automatic rebalancing program as discussed in more detail below.

Living Benefits Elected on December 26, 2012 through February 24, 2013. The IncomeLOCK +6 (Options 1, 2 and 3) and IncomeLOCK +8 endorsements require that the remaining 80% of Purchase Payments be allocated among the Dynamic Allocation Fund and the Group A Variable Account Options referenced below (excluding Fixed Account Plus and Short-Term Fixed Account). The IncomeLOCK +6 endorsement with Custom Allocation allows you to allocate Purchase Payments among the Variable Account Options from Groups A, B and C to create your personal investment portfolio, subject to the limitations provided in the table below, including that no more than 90% of each Purchase Payment may be allocated on a combined basis to Fixed Account Plus and Short-Term
Fixed Account.

--------------------------------------------------------------------------------


Living Benefits Elected prior to December 26, 2012. If you elected IncomeLOCK Plus prior to December 26, 2012, you may combine Variable Account Options from Groups A, B and C to create your personal investment portfolio in accordance with the minimum and maximum percentages below.


        ----------------------------------------------------------------
        Investment  Investment    Variable Account Options and/or Fixed
          Group     Restrictions                Accounts
        ----------------------------------------------------------------
        Group A:      30%/4/        Fixed Account Plus
        Bond, Cash    Minimum       Short-Term Fixed Account
        and            100%         Capital Conservation Fund
        Fixed         Maximum       Core Bond Fund
        Accounts                    Government Money Market I Fund
                                    Government Money Market II Fund
                                    Government Securities Fund
                                    Inflation Protected Fund
                                    International Government
                                      Bond Fund
                                    Strategic Bond Fund
                                    Vanguard Long-Term Investment
                                      Grade Fund
                                    Vanguard Long-Term
                                      Treasury Fund
        ----------------------------------------------------------------


        ----------------------------------------------------------------
        Investment  Investment    Variable Account Options and/or Fixed
          Group     Restrictions                Accounts
        ----------------------------------------------------------------
        Group B:        0%         Aggressive Growth Lifestyle Fund
        Equity        Minimum      American Beacon Holland Large
        Maximum         70%          Cap Growth Fund
                      Maximum      Asset Allocation Fund
                                   Blue Chip Growth Fund
                                   Broad Cap Value Income Fund
                                   Capital Appreciation Fund
                                   Conservative Growth Lifestyle Fund
                                   Core Equity Fund
                                   Dividend Value Fund
                                   Dynamic Allocation Fund
                                   Emerging Economies Fund/5/
                                   Foreign Value Fund
                                   Global Social Awareness Fund
                                   Global Strategy Fund
                                   Growth Fund
                                   Growth & Income Fund
                                   High Yield Bond Fund
                                   International Equities Index Fund
                                   International Growth Fund
                                   Large Cap Core Fund
                                   Large Capital Growth Fund
                                   Large Cap Value Fund
                                   Mid Cap Index Fund
                                   Mid Cap Value Fund
                                   Moderate Growth Lifestyle Fund
                                   Socially Responsible Fund
                                   Stock Index Fund
                                   T. Rowe Price Retirement 2015 Fund
                                   T. Rowe Price Retirement 2020 Fund
                                   T. Rowe Price Retirement 2025 Fund
                                   T. Rowe Price Retirement 2030 Fund
                                   T. Rowe Price Retirement 2035 Fund
                                   T. Rowe Price Retirement 2040 Fund
                                   T. Rowe Price Retirement 2045 Fund
                                   T. Rowe Price Retirement 2050 Fund
                                   T. Rowe Price Retirement 2055 Fund
                                   T. Rowe Price Retirement 2060 Fund
                                   Value Fund
                                   Vanguard LifeStrategy Conservative
                                     Growth Fund
                                   Vanguard LifeStrategy Growth Fund
                                   Vanguard LifeStrategy Moderate
                                     Growth Fund
                                   Vanguard Wellington Fund
                                   Vanguard Windsor II Fund
        ----------------------------------------------------------------


--------

/4    /20% of each investment, including Ineligible Purchase Payments (if any), is automatically allocated to Fixed Account Plus for as long as IncomeLOCK Plus remains in effect. (See also "Automatic Allocation to Fixed Account Plus" in this Appendix.)
/5     /For Living Benefits with an Endorsement Date prior to November 1, 2011, the Emerging Economies Fund is in Group B. For Living Benefits with an Endorsement Date on or after November 1, 2011, the Emerging Economies Fund is in Group C.

--------------------------------------------------------------------------------


        ----------------------------------------------------------------
        Investment  Investment    Variable Account Options and/or Fixed
          Group     Restrictions                Accounts
        ----------------------------------------------------------------
        Group C:        0%          Ariel Appreciation Fund
        Limited       Minimum       Ariel Fund
        Equity          10%         Emerging Economies Fund/5/
                      Maximum       Global Real Estate Fund
                                    Health Sciences Fund
                                    International Opportunities Fund
                                    Invesco Balanced-Risk Commodity
                                      Strategy Fund
                                    Mid Cap Growth Fund
                                    Mid Cap Strategic Growth Fund
                                    Nasdaq-100(R) Index Fund
                                    Science and Technology Fund
                                    Small Cap Aggressive Growth Fund
                                    Small Cap Fund
                                    Small Cap Growth Fund
                                    Small Cap Index Fund
                                    Small Cap Special Values Fund
                                    Small Cap Value Fund
                                    Small-Mid Growth Fund
        ----------------------------------------------------------------


Investments are not permitted in the following:

Multi-Year Fixed Option - 3 years
------------------------------------
Multi-Year Fixed Option - 5 years
------------------------------------
Multi-Year Fixed Option - 7 years
------------------------------------
Multi-Year Fixed Option - 10 years
------------------------------------
SunAmerica 2020 High Watermark Fund
------------------------------------

Automatic Allocation to Fixed Account Plus

We will automatically allocate 15% of each Purchase Payment to Fixed Account Plus if your Endorsement Date was prior to May 1, 2012 or 20% of each Purchase Payment to Fixed Account Plus if your Endorsement Date was after May 1, 2012.

The automatic allocation applies to all Purchase Payments, including Ineligible Purchase Payments that are not included in the calculation of the Benefit Base (and the Income Credit Base and Minimum Benefit Base, if applicable). The automatic allocation must remain invested in Fixed Account Plus for as long as the IncomeLOCK Plus benefit remains in effect. You may not transfer any portion of the automatic allocation to Fixed Account Plus to other investment options under the Contract. You may not request a specific percentage of any withdrawal be deducted solely from the automatic allocation to Fixed Account Plus. Rather, any withdrawal reduces the automatic allocation to Fixed Account Plus in the same proportion that the withdrawal reduces your Account Value.

Asset Rebalancing Program.

If you elected IncomeLOCK Plus, you are automatically enrolled in an automatic asset rebalancing program, with quarterly rebalancing, because market performance and withdrawal activity may result in allocations inconsistent with the investment restrictions noted above. We will also initiate immediate rebalancing in accordance with your automatic asset rebalancing instructions, after any of the following transactions:

  .   Any transfer or reallocation you initiate; or

  .   Any withdrawal you initiate.

If you initiate any transfer or reallocation, you must also at that time modify the automatic asset rebalancing instructions. Automatic transfers or Systematic Withdrawals will not result in immediate rebalancing but will wait until the next scheduled quarterly rebalancing.


Each Benefit Quarter, we will rebalance the Contract in accordance with the most current automatic asset rebalancing instructions on file. We will not rebalance your investment in Fixed Account Plus if it would result in the balance in Fixed Account Plus decreasing below the 15% or 20% automatic allocation referenced above. If at any point for any reason, the automatic asset rebalancing instructions would result in allocations inconsistent with the restrictions, we will revert to your last instructions on file that are consistent with the restrictions whether for rebalancing or for allocation of a Purchase Payment and implement those at the next balancing. See the "IncomeLOCK Plus Features -- Asset Rebalancing Program" section of this Appendix for additional details of the automatic rebalancing program.

See the "IncomeLOCK Plus Features -- Additional Important Information about IncomeLOCK Plus" section in this Appendix for information about your Living Benefit.


IncomeLOCK Plus Options

If you elected IncomeLOCK +8, the Income Credit is eliminated in any Benefit Year in which you take a withdrawal.

Calculation of the Value of each Component of the Benefit


The calculation of the initial Benefit Base for IncomeLOCK +6 with Endorsement Dates prior to December 26, 2012 and for IncomeLOCK +8 with Endorsement Dates prior to February 25, 2013 is set forth below. If you elected IncomeLOCK Plus on or after December 26, 2012, see the section of this Appendix titled "Calculation of the Value of each Component of the Benefit" under the heading "IncomeLOCK Plus -- IncomeLock Plus Options."


--------

/5    /For Living Benefits with an Endorsement Date prior to November 1, 2011, the Emerging Economies Fund is in Group B. For Living Benefits with an Endorsement Date on or after November 1, 2011, the Emerging Economies Fund is in Group C.

--------------------------------------------------------------------------------



The calculation of other components of the Living Benefit, including the Income Credit Period, the Anniversary Value, the Income Credit Base, the Income Credit (if you elected IncomeLOCK +6), the MAWA and Excess Withdrawals, is calculated as set forth in the section of this Appendix titled "Calculation of the Value of each Component of the Benefit" under the heading "IncomeLOCK Plus -- IncomeLOCK Plus Options."


First, we determine the initial Benefit Base. If IncomeLOCK Plus was selected prior to May 1, 2012, the initial Benefit Base is equal to the Account Value on the Endorsement Date, which must be at least $50,000. We reserve the right to limit the Account Value that will be considered in the initial Benefit Base to $1.5 million without our prior approval. If IncomeLOCK Plus is selected at Contract issue, the initial Benefit Base is equal to the initial Purchase Payment, which must be at least $50,000.

In addition, if IncomeLOCK Plus was selected prior to December 26, 2012, certain Purchase Payments received during the first five years after your Contract issue date will be considered Eligible Purchase Payments and will immediately increase the Benefit Base, as follows:

1. 100% of Purchase Payments received in the first contract year; and

2. Purchase Payments received in each of contract years 2-5, capped each year at an amount equal to 200% of the Purchase Payments received in contract year 1.

For example, if you made a $100,000 Purchase Payment in contract year 1, Eligible Purchase Payments will include additional Purchase Payments of up to $200,000 for contract years 2-5 for a grand total maximum of $900,000 of Eligible Purchase Payments.

Any Purchase Payments made after your Endorsement Date (if IncomeLOCK Plus was selected after Contract issue), or any Purchase Payments made in contract years 2-5 in excess of the annual cap amount as well as all Purchase Payments received after the 5th contract year (if IncomeLOCK Plus is selected at Contract issue) are considered Ineligible Purchase Payments, and are not included in the Benefit Base.

If IncomeLOCK +8 was selected on December 26, 2012 through February 24, 2013, certain Purchase Payments received during the first year after your Contract issue date will be considered Eligible Purchase Payments and will immediately increase the Benefit Base.

Note that the earnings on Ineligible Purchase Payments, however, are included in the Anniversary Value. Total Eligible Purchase Payments are limited to $1,500,000 without prior Company approval.

The Benefit Base is increased by each subsequent Eligible Purchase Payment, and is reduced proportionately for Excess Withdrawals.

If you elect IncomeLOCK +8, the Income Credit is 8% of the Income Credit Base, on each Benefit Anniversary during the Income Credit Period. The Income Credit may only be added to the Benefit Base if no withdrawals are taken in a Benefit Year. For example, if you take a withdrawal in Benefit Year 2, you will not be eligible for an Income Credit to be added to your Benefit Base on your second Benefit Anniversary; however, if you do not take a withdrawal in Benefit Year 3, you will be eligible for an Income Credit to be added to your Benefit Base on your third Benefit Anniversary.


See "IncomeLOCK Plus Options -- Cancellation of IncomeLOCK Plus" under the heading "IncomeLOCK Plus" for information on how you may cancel your Living Benefit.


Automatic Termination of IncomeLOCK Plus


In addition to the termination events discussed in this Appendix in the section titled "IncomeLOCK Plus Options -- Automatic Termination of IncomeLOCK Plus" under the heading "IncomeLOCK Plus", the feature and its corresponding fees will automatically and immediately terminate upon the occurrence of one of the following:


1. The Contract Owner elects to take a loan from the Contract while the benefit is in effect.

2. The Contract Owner elects to add Guided Portfolio Services or Guided Portfolio Advantage while the benefit is in effect.

Surrender of Account Value

If you have elected IncomeLOCK +8, no Income Credit will be included in the calculation of the Benefit Base when an RMD is taken.


Loans

If you elected IncomeLOCK Plus prior to December 26, 2012 and then take a loan while your Living Benefit is in effect, the Living Benefit will automatically terminate and you will lose any benefits that you may have had with these features.


IncomeLOCK

IncomeLOCK, a Living Benefit, is no longer offered. If you elected IncomeLOCK, the following provisions are applicable to this feature.

--------------------------------------------------------------------------------


In addition to the defined terms in the prospectus, the following defined terms are applicable to the IncomeLOCK Living Benefit:

Anniversary Value -- the Account Value minus any Ineligible Purchase Payments, as measured on any Benefit Anniversary during the MAV Evaluation Period.



Maximum Anniversary Value ("MAV") Evaluation Period -- the period beginning on the Endorsement Date and ending on the 10th Benefit Anniversary for IncomeLOCK.

Minimum Withdrawal Period ("MWP") -- the minimum period over which you may take withdrawals under IncomeLOCK, if withdrawals are not taken under the lifetime withdrawal option.

Extension Offer

The information below is important to you if you purchased a Contract between May 1, 2006 and July 5, 2010 and you elected the IncomeLOCK living benefit. As described this Appendix, the initial MAV Evaluation Period ends after the tenth contract year. On or about your tenth contract anniversary you will have an opportunity to extend the MAV Evaluation Period (the "Extension") for an additional ten years. In choosing the Extension, your fee will change as detailed below. No other parameters or terms of your current benefit will change as a result of the Extension.

If you do not wish to elect the Extension, no further action is required by you. Your benefit will continue without change. You will continue to pay the same fee and can take the Maximum Annual Withdrawal Amount (MAWA) in effect at the end of the MAV Evaluation Period. However, your Benefit Base will no longer be adjusted for higher anniversary values. Please note that if you do not elect the Extension when it is offered, you will not be permitted to extend the MAV Evaluation Period in the future. As with all important financial decisions, we recommend that you discuss this with your financial advisor.

To elect the Extension, you must complete the Election Form you will receive. The terms of the Extension for Contracts purchased between May 1, 2006 and July 5, 2010 are detailed below. The MAV Evaluation Period may be extended for an additional 10 year period.

If you elect the Extension, the IncomeLOCK fee will be increased by 0.25% as follows:


        Current Maximum Annual Fee Rate  Annual Fee Rate After Extension
        -------------------------------  -------------------------------
                    0.65%                             0.90%


As a reminder, you also have the option to cancel your IncomeLOCK living benefit on your tenth contract anniversary, or any contract anniversary thereafter. If you elect to cancel your IncomeLOCK living benefit, you will no longer receive the guarantees of IncomeLOCK and you will no longer be charged the fee.

Fee Table


The IncomeLOCK fee is calculated as a percentage of the Benefit Base./6/



                      Fee Period  Maximum Annual Fee Rate
                      ----------  -----------------------
                      All years            0.90%/7/



The fee will be calculated and deducted on a proportional basis from your Account Value on the last Business Day of each calendar quarter, starting on the first quarter following your Endorsement Date and ending upon termination of the benefit. If your Account Value and/or Benefit Base falls to zero before the feature has been terminated, the fee will no longer be deducted. We will not assess the quarterly fee if you surrender or annuitize your Contract before the end of a quarter.


IncomeLOCK Features

IncomeLOCK provides for an automatic lock-in of the Contract's highest Anniversary Value during the first ten years from the Endorsement Date (or twenty years, if the benefit is extended). You have the flexibility to receive income under the benefit when and how you need it. Each year, you can withdraw up to 5%, 7% or 10% of your Benefit Base (the total guaranteed amount available for withdrawal), depending on when you take your first withdrawal. A guaranteed lifetime income of 5% is also available if you wait until the Benefit Anniversary following

--------

/6    /IncomeLOCK is an optional guaranteed minimum withdrawal benefit. The fee will be calculated and deducted on a proportional basis from your Account Value on the last Business Day of each calendar quarter, starting on the first quarter following your Endorsement Date and ending upon termination of the benefit.
/7    /For IncomeLOCK endorsements with an Endorsement Date from July 6, 2010 to April 30, 2012, the maximum annual fee is 0.70%, and for IncomeLOCK endorsements with an Endorsement Date prior to July 6, 2010, the maximum annual fee is 0.65%.

--------------------------------------------------------------------------------

your 65/th/ birthday to take your first withdrawal under the Living Benefit. The MAWP is as follows:

            Before 5th Benefit Year anniversary:                    5%

            On or after 5th Benefit Year anniversary:               7%

            On or after 10th Benefit Year anniversary:             10%

            On or after 20th Benefit Year anniversary:             10%

            On or after the Benefit Anniversary following
               your 65/th/ birthday (for lifetime withdrawals):     5%

Investment Restrictions

As long as your IncomeLOCK endorsement remains in effect, we require that you allocate your investments in accordance with the applicable minimum and maximum percentages below. You may combine Variable Account Options from Groups A, B and C to create your personal investment portfolio. IncomeLOCK endorsements with an Endorsement Date prior to July 6, 2010 are not subject to these investment restrictions.


        ----------------------------------------------------------------
        Investment  Investment    Variable Account Options and/or Fixed
          Group     Restrictions                Accounts
        ----------------------------------------------------------------
        Group A:        20%        Fixed Account Plus
        Bond,         Minimum      Short-Term Fixed Account
        Cash and       100%        Capital Conservation Fund
        Fixed         Maximum      Core Bond Fund
        Accounts                   Government Money Market I Fund
                                   Government Money Market II Fund
                                   Government Securities Fund
                                   Inflation Protected Fund
                                   International Government Bond Fund
                                   Strategic Bond Fund
                                   Vanguard Long-Term Investment
                                     Grade Fund
                                   Vanguard Long-Term Treasury Fund
        ----------------------------------------------------------------


        ----------------------------------------------------------------
        Investment  Investment    Variable Account Options and/or Fixed
          Group     Restrictions                Accounts
        ----------------------------------------------------------------
        Group B:        0%         Aggressive Growth Lifestyle Fund
        Equity        Minimum      American Beacon Holland Large
        Maximum         70%          Cap Growth Fund
                      Maximum      Asset Allocation Fund
                                   Blue Chip Growth Fund
                                   Broad Cap Value Income Fund
                                   Capital Appreciation Fund
                                   Conservative Growth Lifestyle Fund
                                   Core Equity Fund
                                   Dividend Value Fund
                                   Dynamic Allocation Fund
                                   Emerging Economies Fund/8/
                                   Foreign Value Fund
                                   Global Social Awareness Fund
                                   Global Strategy Fund
                                   Growth Fund
                                   Growth & Income Fund
                                   High Yield Bond Fund
                                   International Equities Index Fund
                                   International Growth Fund
                                   Large Cap Core Fund
                                   Large Capital Growth Fund
                                   Large Cap Value Fund
                                   Mid Cap Index Fund
                                   Mid Cap Value Fund
                                   Moderate Growth Lifestyle Fund
                                   Socially Responsible Fund
                                   Stock Index Fund
                                   T. Rowe Price Retirement 2015 Fund
                                   T. Rowe Price Retirement 2020 Fund
                                   T. Rowe Price Retirement 2025 Fund
                                   T. Rowe Price Retirement 2030 Fund
                                   T. Rowe Price Retirement 2035 Fund
                                   T. Rowe Price Retirement 2040 Fund
                                   T. Rowe Price Retirement 2045 Fund
                                   T. Rowe Price Retirement 2050 Fund
                                   T. Rowe Price Retirement 2055 Fund
                                   T. Rowe Price Retirement 2060 Fund
                                   Value Fund
                                   Vanguard LifeStrategy
                                     Conservative Growth Fund
                                   Vanguard LifeStrategy Growth Fund
                                   Vanguard LifeStrategy Moderate
                                     Growth Fund
                                   Vanguard Wellington Fund
                                   Vanguard Windsor II Fund
        ----------------------------------------------------------------


--------

/8    /For Living Benefits with an Endorsement Date prior to November 1, 2011, the Emerging Economies Fund (formerly Global Equities Fund) is in Group B. For Living Benefits with an Endorsement Date on or after November 1, 2011, the Emerging Economies Fund is in Group C.

--------------------------------------------------------------------------------


        ----------------------------------------------------------------
        Investment  Investment    Variable Account Options and/or Fixed
          Group     Restrictions                Accounts
        ----------------------------------------------------------------
        Group C:        0%          Ariel Appreciation Fund
        Limited       Minimum       Ariel Fund
        Equity          10%         Emerging Economies Fund/8/
                      Maximum       Global Real Estate Fund
                                    Health Sciences Fund
                                    International Opportunities Fund
                                    Invesco Balanced-Risk Commodity
                                      Strategy Fund
                                    Mid Cap Growth Fund
                                    Mid Cap Strategic Growth Fund
                                    Nasdaq-100(R) Index Fund
                                    Science and Technology Fund
                                    Small Cap Aggressive Growth Fund
                                    Small Cap Fund
                                    Small Cap Growth Fund
                                    Small Cap Index Fund
                                    Small Cap Special Values Fund
                                    Small Cap Value Fund
                                    Small-Mid Growth Fund
        ----------------------------------------------------------------


Investments are not permitted in the following:

Multi-Year Fixed Option - 3 years
------------------------------------
Multi-Year Fixed Option - 5 years
------------------------------------
Multi-Year Fixed Option - 7 years
------------------------------------
Multi-Year Fixed Option - 10 years
------------------------------------
SunAmerica 2020 High Watermark Fund
------------------------------------

Contract Owners who elected IncomeLOCK prior to July 2, 2012 may select Guided Portfolio Advantage, a financial service offered by VALIC Financial Advisors, Inc.

We reserve the right to change the investment requirements at any time for prospectively issued Contracts. We may also revise the investment requirements for any existing Contract to the extent variable or fixed investment options are added, deleted, substituted, merged or otherwise reorganized. We will notify you of any changes to the investment requirements

Additional Important Information about IncomeLOCK

If you take a loan after your IncomeLOCK Endorsement Date, the Living Benefit will automatically be terminated and you will lose any benefits that you may have had with this feature. Withdrawals under this feature are treated like any other withdrawal for the purpose of calculating taxable income, reducing your Account Value. The withdrawals count toward the 10% you may remove each Contract year without a surrender charge. See the "Fees and Charges" section of this prospectus.


Any withdrawals taken may be subject to a 10% tax penalty if you are under age 59 1/2 at the time of the withdrawal. For information about how these features are treated for income tax purposes, you should consult a qualified tax advisor concerning your particular circumstances. If you set up required minimum distributions ("RMD") and have elected this feature, your distributions must be set up on the automated minimum distribution withdrawal program administered by our Annuity Service Center. Withdrawals greater than the RMD determined solely with reference to this Contract and the benefits thereunder, without aggregating the Contract with any other contract or account, may reduce the benefits of these features. In addition, if you have a qualified Contract, tax law and the terms of the plan may restrict withdrawal amounts. See the "Surrender of Account Value" section of this prospectus, including the section in this Appendix, and the "Federal Tax Matters" section of this prospectus.


Any amounts that we may pay under a Living Benefit in excess of your Account Value are subject to the Company's financial strength and claims-paying ability.

IncomeLOCK Components

The benefit's components and value may vary depending on when the first withdrawal is taken, the age of the Contract Owner at the time of the first withdrawal and the amount that is withdrawn. Your withdrawal activity determines the time period over which you are eligible to receive withdrawals. You will automatically be eligible to receive lifetime withdrawals if you begin withdrawals on or after the Benefit Anniversary following your 65th birthday and your withdrawals do not exceed the maximum annual withdrawal percentage of 5% in any Benefit Year. You may begin taking withdrawals under the benefit immediately following the date the IncomeLOCK endorsement is issued for your Contract. See "Surrender of Account Value" in this Appendix for more information regarding the effects of withdrawals on the components of IncomeLOCK and a description of the effect of RMDs on the Living Benefit.

--------

/8    /For Living Benefits with an Endorsement Date prior to November 1, 2011, the Emerging Economies Fund (formerly Global Equities Fund) is in Group B. For Living Benefits with an Endorsement Date on or after November 1, 2011, the Emerging Economies Fund is in Group C.

--------------------------------------------------------------------------------


The table below is a summary of the IncomeLOCK feature and applicable components of the benefit.


                                                      Initial
                                           MAWP         MWP          MAWP
                                           Prior       Prior          if
                                          to any      to Any      Extension
   Withdrawal                            Extension   Extension    is Elected
   ----------                            --------- -----------    ----------
   Before 5th Benefit Anniversary.......     5%       20 Years         5%
   On or after 5th Benefit Anniversary..     7%    14.28 Years         7%
   On or after 10th Benefit Anniversary.    10%       10 Years         7%
   On or after 20th Benefit Anniversary.    10%       10 Years        10%
   On or after the Benefit Anniversary             Life of the
    following Contract owner's                        Contract
    65th birthday.......................     5%          Owner/9/      5%


Calculation of the value of each component of the Benefit

First, we determine the Benefit Base. If IncomeLOCK was selected after Contract issue and prior to May 1, 2012, the initial Benefit Base is equal to the Account Value on the Endorsement Date, which must be at least $50,000. We reserve the right to limit the Account Value that will be considered in the initial Benefit Base to $1 million without our prior approval. If IncomeLOCK was selected at Contract issue, the initial Benefit Base is equal to the initial Purchase Payment, which must be at least $50,000.

In addition, if IncomeLOCK was selected at Contract issue, the amount of Purchase Payments received during the first two years after your Endorsement Date will be considered Eligible Purchase Payments and will immediately increase the Benefit Base. Any Purchase Payments we receive after your Endorsement Date, if IncomeLOCK was selected after Contract issue (or more than two years after your Endorsement Date, if IncomeLOCK is selected at Contract issue) are considered Ineligible Purchase Payments. Eligible Purchase Payments are limited to $1 million without our prior approval.

On each Benefit Anniversary throughout the MAV Evaluation Period, the Benefit Base automatically adjusts upwards if the current Anniversary Value is greater than both the current Benefit Base and any previous year's Anniversary Value. Other than reductions made for withdrawals (including Excess Withdrawals), the Benefit Base will only be adjusted upwards. Note that during the MAV Evaluation Period the Benefit Base will never be lowered if Anniversary Values decrease as a result of investment performance. For effects of withdrawals on the Benefit Base, see the "Surrender of Account Value" section in this Appendix.

Second, we consider the MAV Evaluation Period, which begins on the Endorsement Date and ends on the 10th anniversary of the Endorsement Date. Upon the expiration of the MAV Evaluation Period, you may contact us to extend the MAV Evaluation Period for an additional period as discussed further below.

Third, we determine the Anniversary Value, which equals your Account Value on any Benefit Anniversary during the MAV Evaluation Period, minus any Ineligible Purchase Payments. Note that the earnings on Ineligible Purchase Payments, however, are included in the Anniversary Value.

Fourth, we determine the MAWA, which represents the maximum amount that may be withdrawn each Benefit Year without creating an excess withdrawal and is an amount calculated as a percentage of the Benefit Base. The applicable MAWP is determined based on the Benefit Year when you take your first withdrawal, or, for lifetime withdrawals, the age of the owner when the first withdrawal is taken. Applicable percentages are shown in the IncomeLOCK summary table above. If the Benefit Base is increased to the current Anniversary Value, the MAWA is recalculated on that Benefit Anniversary using the applicable MAWP multiplied by the new Benefit Base. If the Benefit Base is increased as a result of Eligible Purchase Payments, the MAWA will be recalculated by multiplying the new Benefit Base by the applicable MAWP.

Lastly, we determine the MWP, which is the minimum period over which you may take withdrawals under this feature. The initial MWP is calculated when withdrawals under the benefit begin, and is re-calculated when the Benefit Base is adjusted to a higher Anniversary Value by dividing the Benefit Base by the MAWA. See the summary table above for initial MWPs. The MWPs will be reduced due to Excess Withdrawals. For effects of withdrawals on the MWP, see the "Surrender of Account Value" section of this prospectus.

Cancellation of IncomeLOCK

IncomeLOCK may be cancelled on the 5th Benefit Anniversary, the 10th Benefit Anniversary, or any Benefit Anniversary thereafter. Once IncomeLOCK is cancelled, you will no longer be charged a fee and the guarantees under the benefit are terminated. You may not extend the MAV Evaluation Period and you may not re-elect IncomeLOCK after cancellation.

Automatic Termination of IncomeLOCK

The feature automatically terminates upon the occurrence of one of the following:

1. The MWP has been reduced to zero unless conditions for lifetime withdrawals are met; or

2. Full or partial annuitization of the Contract; or

3. Full surrender of the Contract; or

4. A death benefit is paid, or

--------

/9    /Lifetime withdrawals are available so long as your withdrawals remain within the 5% MAWP indicated above. If withdrawals exceed the 5% MAWP in any Benefit Year, and if the excess is not solely a result of RMDs attributable to this Contract, lifetime withdrawals will no longer be available. Instead, available withdrawals are automatically recalculated with respect to the MWP and MAWP listed in the table above, based on the time of first withdrawal and reduced for withdrawals already taken.

--------------------------------------------------------------------------------


5. You elect to take a loan from the Contract; or

6. Your spousal Beneficiary elects to continue the Contract without IncomeLOCK.

We also reserve the right to terminate the feature if withdrawals in excess of the MAWA in any Benefit Year reduce the Benefit Base by 50% or more.

Lifetime withdrawals will not be available in the event of:


1. An ownership change which results in a change of the older Contract Owner;/10/ or


2. Withdrawals prior to the Benefit Anniversary following the 65th birthday of the Contract Owner; or

3. Death of the Contract Owner; or


4. A withdrawal in excess of the 5% MAWA./11/


Surrender of Account Value

The timing and amount of withdrawals will affect the amounts received under IncomeLOCK as set forth below in greater detail.

The amount of any withdrawal for IncomeLOCK which exceeds the MAWA because of RMDs required to comply with the minimum distribution requirements of the Code section 401(a)(9) and related provisions of the Code and regulations, as determined solely with reference to this Contract and the benefits thereunder, will not be treated as an excess withdrawal providing that all of the following conditions are met:

1. No withdrawals in addition to the RMD are taken in that same year;

2. Any RMD withdrawal is based only on the value of the Contract (including endorsements) and the benefits thereunder;

3. If the Endorsement Date is on or before the Required Beginning Date (RBD) of the RMD, you take the first yearly RMD withdrawal in the calendar year you attain age 70 1/2, or retire, if applicable; and

4. You do not make any RMD withdrawal that would result in you being paid in any Benefit Year more than one calendar year's RMD amount.

Any portion of a RMD withdrawal that is based on amounts greater than those set forth above will be considered an excess withdrawal. This will result in the cancellation of lifetime withdrawals and further may reduce your remaining MWP.

Withdrawals made under IncomeLOCK are treated like any other withdrawals under the Contract for purposes of calculating taxable income, reducing the Account Value, deducting applicable surrender charges or market value adjustments, applying fixed account withdrawal restrictions or free withdrawal amounts and any other features, benefits and conditions of the Contract. The sum of withdrawals in any Benefit Year up to the MAWA will not be assessed a surrender charge.

The MAWA, Benefit Base and MWP may change over time as a result of the timing and amounts of withdrawals.

If you elect to begin withdrawals prior to the Benefit Anniversary following your 65th birthday (if a jointly owned nonqualified Contract, prior to the 65th birthday of the older owner), you will not be eligible to receive lifetime withdrawals. If you begin withdrawals on or after the Benefit Anniversary following your 65th birthday (older owner 65th birthday if jointly owned) and wish to receive lifetime withdrawals, the MAWA is calculated as 5% of the Benefit Base. At any time, if the amount of withdrawals exceeds 5% of the Benefit Base in a Benefit Year, you will not be guaranteed to receive lifetime withdrawals. However, you can continue to receive withdrawals over the MWP in amounts up to the MAWA as described above, based on when you made your first withdrawal and reduced by withdrawals already taken.

Total withdrawals in any Benefit Year equal to or less than the MAWA reduce the Benefit Base by the amount of the withdrawal. Withdrawals in excess of the MAWA are considered Excess Withdrawals. We define Excess Withdrawals as either: 1) any withdrawal that causes the total withdrawals in a Benefit Year to exceed the MAWA; or 2) any withdrawal in a Benefit Year taken after the MAWA has been withdrawn. Excess Withdrawals will reduce the Benefit Base by the greater of:
(a) the amount of the Excess Withdrawal; or (b) the relative size of the Excess Withdrawal in relation to the Account Value on the next Benefit Anniversary after the Excess Withdrawal. This means that if Account Value is less than the Benefit Base, withdrawals greater than the MAWA will result in a proportionately greater reduction of the Benefit Base (as described below), which will be more than the amount of the withdrawal itself. This will also reduce your MAWA.

--------

/10    /If a change of ownership occurs from a natural person to a non-natural entity, the original natural older owner must also be the annuitant after the ownership change to prevent termination of lifetime withdrawals. A change of ownership from a non-natural entity to a natural person can only occur if the new natural owner was the original natural older annuitant in order to prevent termination of lifetime withdrawals. Any ownership change is contingent upon prior review and approval by the Company.
/11    /However, if an RMD withdrawal for this Contract exceeds the MAWA, the ability to receive lifetime withdrawals will not be terminated as long as withdrawals of RMDs are determined solely with reference to this Contract and the benefits thereunder, without aggregating the Contract with any other contract or account. See the "Surrender of Account Value" section in this prospectus.

--------------------------------------------------------------------------------


The impact of withdrawals and the effect on each component of IncomeLOCK are further explained below.

Account Value: Any withdrawal reduces the Account Value by the amount of the withdrawal.

Benefit Base: Withdrawals reduce the Benefit Base as follows:

1. All withdrawals up to the MAWA, and any withdrawals in excess of the MAWA which are due solely to RMDs (as more specifically described above), will reduce the Benefit Base by the dollar amount of the withdrawal;

2. Excess Withdrawals as described above reduce the Benefit Base to the lesser of (a) or (b), where:

      (a) is the Benefit Base immediately prior to the Excess Withdrawal minus the amount of the Excess Withdrawal, or;

      (b) is the Benefit Base immediately prior to the Excess Withdrawal reduced in the same proportion by which the Account Value on the next Benefit Anniversary after the Excess Withdrawal is reduced by the amount of the Excess Withdrawal.

Maximum Annual Withdrawal Amount (MAWA): The MAWA will be adjusted as follows:

1. If there are no Excess Withdrawals in a Benefit Year, no further changes are made to the MAWA for the next Benefit Year.

2. If there are Excess Withdrawals in a Benefit Year, the MAWA will be recalculated on the next Benefit Anniversary. The new MAWA will equal the new Benefit Base on that Benefit Anniversary after the Withdrawal divided by the new MWP on that Benefit Anniversary. The new MAWA may be lower than your previously calculated MAWA.

Minimum Withdrawal Period (MWP): The MWP is calculated as follows:

1. If there are no Excess Withdrawals during a Benefit Year, the new MWP will be the Benefit Base after the withdrawal divided by the current MAWA.

2. If there are Excess Withdrawals during a Benefit Year, the new MWP will equal the MWP calculated at the end of the prior Benefit Year reduced by one year. In the case of lifetime withdrawals, such an Excess Withdrawal will cancel that period and the new MWP will be determined by dividing the new Benefit Base by the new MAWA.

If your Account Value is Reduced to Zero

If your Account Value is reduced to zero and the Benefit Base is greater than zero, subsequent Purchase Payments will no longer be accepted and a death benefit will not be payable. Further payments under the Contract will be made according to your irrevocable election of one of the following two alternatives:

(1) In a form acceptable to the Company, you may request a lump sum equal to the discounted present value of any remaining guaranteed payments under the benefit; or,

(2) If no lump sum request is received by the Company during the period described in a notice provided to you by the Company, you will receive an annuity according to the annuitization provisions of your Contract. Absent an alternative election by you, the annuity will consist of annual payments equal to the MAWA, for a period of years equal to the remaining Benefit Base divided by the MAWA. Such payments will be made quarterly unless otherwise elected, and each individual periodic payment will be equal to the pro-rata portion of the annual MAWA based upon the frequency. Prior to the commencement of such payments, you may also elect to receive an alternative form of annuity, in any other actuarially equivalent form permitted under the Contract, subject to any applicable limitations under the Contract or the Plan.

Extending the MAV Evaluation Period

At the end of the MAV Evaluation Period, as long as the benefit is still in effect and the older owner is age 85 or younger, we guarantee that you will be given the opportunity to extend the MAV Evaluation Period for at least one additional evaluation period of 10 years. If you elect to extend the MAV Evaluation Period, the Benefit Base can continue to be adjusted upward as described above on each anniversary during the new MAV Evaluation Period. Also, if you extend the MAV Evaluation Period, you should note that the components of the feature, such as the fee and MAWP, will change to those in effect at the time you elect to extend. The components and fees may be different from when you initially elected the feature. Additional MAV Evaluation Periods may be offered at our sole discretion.

If you do not contact us to extend the MAV Evaluation Period, the Benefit Base will no longer be adjusted on subsequent Benefit Anniversaries. However, you can continue to take the MAWA in effect at the end of the last MAV Evaluation Period, subject to adjustments for withdrawals. You will continue to pay the fee at the rate that was in effect during the last MAV Evaluation Period and you will not be permitted to extend the MAV Evaluation Period in the future.

Death Benefits

Spousal Beneficiary

Upon the death of the Contract Owner, and subject to any applicable limitations in this Contract, the Code, or under the plan or arrangement under which the Contract is issued, your

--------------------------------------------------------------------------------

spousal Beneficiary may elect either (i) to receive a death benefit in accordance with one of the forms permitted under the provisions of this Contract (if the Account Value is greater than zero), (ii) continue this Contract and IncomeLOCK (except as noted below) or (iii) continue the Contract and cancel IncomeLOCK and its accompanying charge. Spousal continuation of the Contract (and IncomeLOCK) is not available if the Contract was set up under one of the following "qualified" plan types: 403(b), 401(k), 401(a) or 457(b). For these Contracts, a spousal Beneficiary, like a non-spousal Beneficiary, cannot continue IncomeLOCK and must take a death benefit under the terms of the Contract. A spousal Beneficiary may continue IncomeLOCK but only for nonqualified Contracts and IRA plan types (Roth IRA, traditional IRA, SEP, and Simple IRA). Upon election to continue the Contract and IncomeLOCK, your spousal Beneficiary will be subject to the terms and conditions of IncomeLOCK, including the charge. Upon the owner's death, lifetime withdrawals under the IncomeLOCK end and are not available to your spousal Beneficiary. In this event, available withdrawals under IncomeLOCK are automatically recalculated with respect to the MWP and MAWP shown in the IncomeLOCK summary table above, based on the time of the first withdrawal under IncomeLOCK and reduced for withdrawals already taken. The Endorsement Date will not change as the result of spousal continuation.

Non-Spousal Beneficiary

Upon the death of the Contract Owner, if the Account Value is greater than zero, IncomeLOCK will terminate, and your nonspousal Beneficiary(ies) must receive a death benefit in accordance with the otherwise applicable terms of this Contract. If the Account Value is zero upon your death (meaning that no death benefit is payable) but the MWP remaining is greater than zero, a nonspousal beneficiary will receive the remaining value in a lump sum equal to the discounted present value of any remaining guaranteed payments under IncomeLOCK. Upon your death, lifetime withdrawals under the IncomeLOCK end and any available withdrawals under this Endorsement are automatically recalculated with respect to the MWP and MAWP shown in the IncomeLOCK summary table above, based on the time of the first withdrawal under IncomeLOCK and reduced for withdrawals already taken.


Loans

If you elected IncomeLOCK prior to December 26, 2012 and then take a loan while your Living Benefit is in effect, the Living Benefit will automatically terminate and you will lose any benefits that you may have had with these features.



(C) 2017 American International Group, Inc.

All Rights Reserved.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A
UNITS OF INTEREST UNDER GROUP AND INDIVIDUAL
FIXED AND VARIABLE DEFERRED ANNUITY CONTRACTS
PORTFOLIO DIRECTOR(R) PLUS, PORTFOLIO DIRECTOR 2, AND PORTFOLIO DIRECTOR

FOR SERIES 1.40 TO 12.40                                            May 1, 2017


PROSPECTUS

The Variable Annuity Life Insurance Company ("VALIC") offers certain series of Portfolio Director Plus, Portfolio Director 2, and Portfolio Director (referred to collectively as "Portfolio Director" in this prospectus), comprising group and individual fixed and variable deferred annuity contracts for Participants who receive certificates in certain employer-sponsored qualified retirement plans (the "Contracts"). Nonqualified contracts are also available for certain employer plans as well as for certain after-tax arrangements that are not part of an employer's plan.

The Contracts permit Participants to invest in and receive retirement benefits in one or more Fixed Account Options and/or an array of Variable Account Options described in this prospectus. If your Contract is part of your employer's retirement program, that program will describe which Variable Account Options are available to you. If your Contract is a tax-deferred nonqualified annuity that is not part of your employer's retirement plan, those Variable Account Options that are invested in Mutual Funds available to the public outside of annuity contracts, life insurance contracts, or certain employer-sponsored retirement plans will not be available within your Contract.

--------------------------------------------------------------------------------

This prospectus provides information employers and Participants should know before investing in the Contracts and will help each make decisions for selecting various investment options and benefits. Please read and retain this prospectus for future reference.


A Statement of Additional Information, dated May 1, 2017, contains additional information about the Contracts and is part of this prospectus. For a free copy call 1-800-448-2542. The table of contents for the Statement of Additional Information ("SAI") is shown at the end of this prospectus. The SAI has been filed with the Securities and Exchange Commission ("SEC") and is available along with other related materials at the SEC's internet web site (http://www.sec.gov).


INVESTMENT IN THE CONTRACTS IS SUBJECT TO RISK THAT MAY CAUSE THE VALUE OF THE OWNER'S INVESTMENT TO FLUCTUATE, AND WHEN THE CONTRACTS ARE SURRENDERED, THE VALUE MAY BE HIGHER OR LOWER THAN THE PURCHASE PAYMENTS.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

VARIABLE ACCOUNT OPTIONS
--------------------------------------------------------------------------------


VALIC COMPANY I FUNDS               VALIC COMPANY II FUNDS              PUBLIC FUNDS
Asset Allocation Fund               Aggressive Growth Lifestyle Fund    American Beacon Holland Large Cap Growth Fund
Blue Chip Growth Fund               Capital Appreciation Fund           Ariel Appreciation Fund
Broad Cap Value Income Fund         Conservative Growth Lifestyle Fund  Ariel Fund
Capital Conservation Fund           Core Bond Fund                      Invesco Balanced-Risk Commodity Strategy Fund
Core Equity Fund                    Government Money Market II Fund     SunAmerica 2020 High Watermark Fund*
Dividend Value Fund                 High Yield Bond Fund                T. Rowe Price Retirement 2015 Fund
Dynamic Allocation Fund             International Opportunities Fund    T. Rowe Price Retirement 2020 Fund
Emerging Economies Fund             Large Cap Value Fund                T. Rowe Price Retirement 2025 Fund
Foreign Value Fund                  Mid Cap Growth Fund                 T. Rowe Price Retirement 2030 Fund
Global Real Estate Fund             Mid Cap Value Fund                  T. Rowe Price Retirement 2035 Fund
Global Social Awareness Fund        Moderate Growth Lifestyle Fund      T. Rowe Price Retirement 2040 Fund
Global Strategy Fund                Small Cap Growth Fund               T. Rowe Price Retirement 2045 Fund
Government Money Market I Fund      Small Cap Value Fund                T. Rowe Price Retirement 2050 Fund
Government Securities Fund          Socially Responsible Fund           T. Rowe Price Retirement 2055 Fund
Growth Fund                         Strategic Bond Fund                 T. Rowe Price Retirement 2060 Fund
Growth & Income Fund                                                    Vanguard Lifestrategy Conservative Growth Fund
Health Sciences Fund                                                    Vanguard Lifestrategy Growth Fund
Inflation Protected Fund                                                Vanguard Lifestrategy Moderate Growth Fund
International Equities Index Fund                                       Vanguard Long-Term Investment-Grade Fund
International Government Bond Fund                                      Vanguard Long-Term Treasury Fund
International Growth Fund                                               Vanguard Wellington Fund
Large Cap Core Fund                                                     Vanguard Windsor II Fund
Large Capital Growth Fund                                               * closed to new investments August 31, 2012
Mid Cap Index Fund
Mid Cap Strategic Growth Fund
Nasdaq-100(R) Index Fund
Science & Technology Fund
Small Cap Aggressive Growth Fund
Small Cap Fund
Small Cap Index Fund
Small Cap Special Values Fund
Small-Mid Growth Fund
Stock Index Fund
Value Fund

TABLE OF CONTENTS
--------------------------------------------------------------------------------


                                                                 PAGE
                                                                 ----

GLOSSARY OF TERMS...............................................   3

FEE TABLES......................................................   4

HIGHLIGHTS......................................................   7

GENERAL INFORMATION.............................................   8
   About the Contracts..........................................   8
   About VALIC..................................................   9
   American Home Assurance Company..............................   9
   About VALIC Separate Account A...............................   9
   Units of Interest............................................  10
   Distribution of the Contracts................................  10
   Administration of the Contracts..............................  10

FIXED AND VARIABLE ACCOUNT OPTIONS..............................  11
   Fixed Account Options........................................  11
   Variable Account Options.....................................  11

PURCHASE PERIOD.................................................  15
   Account Establishment........................................  15
   When Your Account Will Be Credited...........................  16
   Purchase Units...............................................  16
   Calculation of Value for Fixed Account Options...............  16
   Calculation of Value for Variable Account Options............  17
   Premium Enhancement Credit...................................  17
   Stopping Purchase Payments...................................  18

TRANSFERS BETWEEN INVESTMENT OPTIONS............................  18
   During the Purchase Period -- Policy Against Market
     Timing and Frequent Transfers..............................  18
   Communicating Transfer or Reallocation Instructions..........  19
   Effective Date of Transfer...................................  19
   Transfers During the Payout Period...........................  20

FEES AND CHARGES................................................  20
   Account Maintenance Charge...................................  20
   Surrender Charge.............................................  20
       Amount of Surrender Charge...............................  20
       10% Free Withdrawal......................................  20
       Exceptions to Surrender Charge...........................  21
   Premium Tax Charge...........................................  21
   Separate Account Charges.....................................  21
       Reduction or Waiver of Account Maintenance,
         Surrender, or Separate Account Charges.................  21
       Separate Account Expense Reimbursements or Credits.......  22
   Market Value Adjustment ("MVA")..............................  22
   Other Charges................................................  23

PAYOUT PERIOD...................................................  23
   Fixed Payout.................................................  23
   Assumed Investment Rate......................................  23
   Variable Payout..............................................  23
   Combination Fixed and Variable Payout........................  24
   Partial Annuitization........................................  24
   Payout Date..................................................  24
   Payout Options...............................................  24
   Payout Information...........................................  25


                                                                 PAGE
                                                                 ----

SURRENDER OF ACCOUNT VALUE......................................  25
   When Surrenders Are Allowed..................................  25
   Surrender Process............................................  25
   Amount That May Be Surrendered...............................  26
   Surrender Restrictions.......................................  26
   Partial Surrenders...........................................  26
   Systematic Withdrawals.......................................  27
   Distributions Required by Federal Tax Law....................  27

EXCHANGE PRIVILEGE..............................................  27

DEATH BENEFITS..................................................  27
   The Process..................................................  27
   Beneficiary Information......................................  27
       Spousal Beneficiaries....................................  28
       Beneficiaries Other Than Spouses.........................  28
   Special Information for Individual Nonqualified Contracts....  28
   During the Purchase Period...................................  28
   Interest Guaranteed Death Benefit............................  28
   Standard Death Benefit.......................................  29
   During the Payout Period.....................................  29

OTHER CONTRACT FEATURES.........................................  30
   Changes That May Not Be Made.................................  30
   Change of Beneficiary........................................  30
   Contingent Owner.............................................  30
   Cancellation -- The "Free Look" Period.......................  30
   We Reserve Certain Rights....................................  30
   Relationship to Employer's Plan..............................  31

VOTING RIGHTS...................................................  31
   Who May Give Voting Instructions.............................  31
   Determination of Fund Shares Attributable to Your Account....  31
       During the Purchase Period...............................  31
       During the Payout Period or after a Death Benefit
         Has Been Paid..........................................  31
   How Fund Shares Are Voted....................................  31

FEDERAL TAX MATTERS.............................................  31
   Types of Plans...............................................  31
   Tax Consequences in General..................................  32
   U.S. Department of Labor Fiduciary Regulation................  33

LEGAL PROCEEDINGS...............................................  34

FINANCIAL STATEMENTS............................................  34

TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION........  34

APPENDIX A -- SELECTED PURCHASE UNIT DATA....................... A-1

APPENDIX B -- LIVING BENEFITS................................... B-1

GLOSSARY OF TERMS
--------------------------------------------------------------------------------


Unless otherwise specified in this prospectus, the words "we," "us," "our," "Company," and "VALIC" mean The Variable Annuity Life Insurance Company and the words "you" and "your" mean the Participant, or the individual purchasing an individual Contract.

Other specific terms we use in this prospectus are:

ACCOUNT VALUE -- the total sum of your Fixed Account Option and/or Variable Account Option that has not yet been applied to your Payout Payments.

ANNUITANT -- the individual (in most cases, you) to whom Payout Payments will be paid.

ANNUITY SERVICE CENTER -- VALIC Document Control, P.O. Box 15648, Amarillo, Texas 79105.

ASSUMED INVESTMENT RATE --The rate used to determine your first monthly payout payment per thousand dollars of account value in your Variable Account Option.

BENEFICIARY -- the individual designated to receive Payout Payments upon the death of the Annuitant.

BUSINESS DAY -- any weekday that the New York Stock Exchange ("NYSE") is open for trading. Normally, the NYSE is open Monday through Friday through 4:00 p.m. Eastern time ("Market Close"). On holidays or other days when the NYSE is closed, such as Good Friday, the Company is not open for business.

CODE -- the Internal Revenue Code of 1986, as amended.

CONTRACT OWNER -- the individual or entity to whom the Contract is issued. For a group Contract, the Contract Owner will be the employer purchasing the Contract for a retirement plan.

DIVISION -- the portion of the Separate Account invested in a particular Mutual Fund. Each Division is a subaccount of VALIC Separate Account A.

FIXED ACCOUNT OPTION -- an account that is guaranteed to earn at least a minimum rate of interest while invested in VALIC's general account.

GUIDED PORTFOLIO ADVANTAGE/SM/ /GUIDED PORTFOLIO SERVICES(R) ("GPA" AND "GPS", RESPECTIVELY) -- are financial advice services offered by VALIC Financial Advisors, Inc., a registered investment adviser and Company subsidiary. A separate investment advisory fee and agreement are required for either of these services, if available under an employer's retirement plan. The Living Benefits are not available with GPA or GPS.

HOME OFFICE -- located at 2929 Allen Parkway, Houston, Texas 77019.


LIVING BENEFIT -- an optional guaranteed minimum withdrawal benefit designed to help you create a guaranteed income stream for a specified period of time or as long as you and your spouse live, even if your entire Account Value has been reduced to zero. IncomeLOCK(R) +6, IncomeLOCK(R) +8 (together, "IncomeLOCK Plus") and IncomeLOCK(R) are no longer available for purchase. See "Appendix B" for information on these Living Benefits.


MUTUAL FUND OR FUND -- the investment portfolio(s) of a registered open-end management investment company, which serves as the underlying investment vehicle for each Division represented in VALIC Separate Account A.

PARTICIPANT -- the individual (in most cases, you) who makes purchase payments or for whom purchase payments are made.

PARTICIPANT YEAR -- a 12 month period starting with the issue date of a Participant's Contract certificate and each anniversary of that date.

PAYOUT PAYMENTS -- annuity payments withdrawn in a steady stream during the Payout Period.

PAYOUT PERIOD -- the time when you begin to withdraw your money in Payout Payments. This may also may be called the "Annuity Period."

PAYOUT UNIT -- a measuring unit used to calculate Payout Payments from your Variable Account Option. Payout Units measure value, which is calculated just like the Purchase Unit value for each Variable Account Option except that the initial Payout Unit includes a factor for the Assumed Investment Rate selected. Payout Unit values will vary with the investment experience of the VALIC Separate Account A Division.

PROOF OF DEATH -- a certified copy of the death certificate, a certified copy of a decree of a court of competent jurisdiction as to death, a written statement by an attending physician, or any other proof satisfactory to VALIC.

PURCHASE PAYMENTS -- an amount of money you or your employer pay to VALIC to receive the benefits of a Contract.

PURCHASE PERIOD -- the accumulation period or time between your first Purchase Payment and the beginning of your Payout Period (or surrender). Also may be called the "Accumulation Period."

PURCHASE UNIT -- a unit of interest owned by you in your Variable Account
Option.

SYSTEMATIC WITHDRAWALS -- payments withdrawn on a regular basis during the Purchase Period.

VALIC SEPARATE ACCOUNT A OR SEPARATE ACCOUNT -- a segregated asset account established by VALIC under the Texas Insurance Code. The purpose of the VALIC Separate Account A is to receive and invest your Purchase Payments and Account Value in the Variable Account Option, if selected.

VARIABLE ACCOUNT OPTION -- investment options that correspond to Separate Account Divisions available under the Contracts.

FEE TABLES
--------------------------------------------------------------------------------

 THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU MAY PAY WHEN BUYING, OWNING, AND SURRENDERING THE CONTRACT. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT, SURRENDER THE CONTRACT, OR TRANSFER CASH VALUE BETWEEN INVESTMENT OPTIONS.

 CONTRACT OWNER/PARTICIPANT TRANSACTION EXPENSES

Maximum Surrender Charge (1)                                    5.00%
----------------------------------------------------------------------
Maximum Loan Application Fee (per loan)                          $75
----------------------------------------------------------------------
State Premium Taxes (as a percentage of the amount annuitized)  0-3.5%
----------------------------------------------------------------------

 THE NEXT TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING THE VARIABLE ACCOUNT OPTION FEES AND EXPENSES.

 SEPARATE ACCOUNT CHARGES


                                                                                           $3.75
                                                                                            Per
Variable Account Option Maintenance Charge (2)                                            Quarter
--------------------------------------------------------------------------------------------------
                                                                                           Annual
                                                                                          Separate
Mortality and Expense Risk Separate Account Charges for each Variable Account Option (3)  Account
(as a percentage of assets invested):                                                     Fee (%)
--------------------------------------------------------------------------------------------------
   VALIC COMPANY I FUNDS (34 FUNDS) (4)                                                     0.60
--------------------------------------------------------------------------------------------------
   VALIC COMPANY II FUNDS (15 FUNDS) (4)                                                    0.35
--------------------------------------------------------------------------------------------------
   PUBLIC FUNDS
--------------------------------------------------------------------------------------------------
       American Beacon Holland Large Cap Growth Fund, Investor Shares                       0.60
--------------------------------------------------------------------------------------------------
       Ariel Appreciation Fund, Investor Shares                                             0.60
--------------------------------------------------------------------------------------------------
       Ariel Fund, Investor Shares                                                          0.60
--------------------------------------------------------------------------------------------------
       Invesco Balanced-Risk Commodity Strategy Fund, R5 Shares                             0.60
--------------------------------------------------------------------------------------------------
       SunAmerica 2020 High Watermark Fund, Class I (closed to new investments)             0.85
--------------------------------------------------------------------------------------------------
       T. Rowe Price Retirement 2015 Fund, Advisor Shares                                   0.60
--------------------------------------------------------------------------------------------------
       T. Rowe Price Retirement 2020 Fund, Advisor Shares                                   0.60
--------------------------------------------------------------------------------------------------
       T. Rowe Price Retirement 2025 Fund, Advisor Shares                                   0.60
--------------------------------------------------------------------------------------------------
       T. Rowe Price Retirement 2030 Fund, Advisor Shares                                   0.60
--------------------------------------------------------------------------------------------------
       T. Rowe Price Retirement 2035 Fund, Advisor Shares                                   0.60
--------------------------------------------------------------------------------------------------
       T. Rowe Price Retirement 2040 Fund, Advisor Shares                                   0.60
--------------------------------------------------------------------------------------------------
       T. Rowe Price Retirement 2045 Fund, Advisor Shares                                   0.60
--------------------------------------------------------------------------------------------------
       T. Rowe Price Retirement 2050 Fund, Advisor Shares                                   0.60
--------------------------------------------------------------------------------------------------
       T. Rowe Price Retirement 2055 Fund, Advisor Shares                                   0.60
--------------------------------------------------------------------------------------------------
       T. Rowe Price Retirement 2060 Fund, Advisor Shares                                   0.60
--------------------------------------------------------------------------------------------------
       Vanguard Lifestrategy Conservative Growth Fund, Investor Shares                      0.85
--------------------------------------------------------------------------------------------------
       Vanguard Lifestrategy Growth Fund, Investor Shares                                   0.85
--------------------------------------------------------------------------------------------------
       Vanguard Lifestrategy Moderate Growth Fund, Investor Shares                          0.85
--------------------------------------------------------------------------------------------------
       Vanguard Long-Term Investment-Grade Fund, Investor Shares                            0.60
--------------------------------------------------------------------------------------------------
       Vanguard Long-Term Treasury Fund, Investor Shares                                    0.60
--------------------------------------------------------------------------------------------------
       Vanguard Wellington Fund, Investor Shares                                            0.85
--------------------------------------------------------------------------------------------------
       Vanguard Windsor II Fund, Investor Shares                                            0.85
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------


 OPTIONAL INCOMELOCK PLUS FEE


 If you elected this optional Living Benefit feature, the fee for IncomeLOCK Plus is calculated as a percentage of the Benefit Base.(5)


 NUMBER OF COVERED PERSONS  INITIAL ANNUAL FEE RATE MAXIMUM ANNUAL FEE RATE(6)
 -------------------------  ----------------------- --------------------------
 For One Covered Person              1.10%                     2.20%
 For Two Covered Persons             1.35%                     2.70%

 UNDERLYING MUTUAL FUND EXPENSES

 THE NEXT TABLE SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE MUTUAL FUNDS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. MORE DETAIL CONCERNING EACH MUTUAL FUND'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH MUTUAL FUND.


TOTAL ANNUAL MUTUAL FUND OPERATING EXPENSES                                               MINIMUM MAXIMUM
----------------------------------------------------------------------------------------------------------
(Expenses that are deducted from the assets of a Mutual Fund, including management fees,
distribution and/or service (12b-1) fees, and other expenses)                              0.13%  2.15%(7)
----------------------------------------------------------------------------------------------------------

--------
 FOOTNOTES TO THE FEE TABLES

 (1) The maximum surrender charge is the lessor of 5% of the amount withdrawn or 5% of the Purchase Payments received within the past 60 months. If no Purchase Payments are received within the past 60 months, the surrender charge will be zero. Reductions in the surrender charge are available if certain conditions are met. See "Reduction or Waiver of Account Maintenance, Surrender, or Separate Account Charges" and "Exceptions to Surrender Charge."

 (2) Reductions in the account maintenance charge are available if certain conditions are met. See "Reduction or Waiver of Account Maintenance, Surrender, or Separate Account Charges" and "Exceptions to Surrender Charge."

 (3) See "Purchase Unit Value" in the SAI for a discussion of how the separate account charges impact the calculation of each Division's unit value. Reductions in the Separate Account Charges may be available for plan types meeting certain criteria. See "Reduction or Waiver of Account Maintenance, Surrender, or Separate Account Charges."

 (4) See cover page for a list of the VALIC Company I and VALIC Company II Variable Account Options offered by this prospectus.


 (5) The fee is assessed against the Benefit Base which determines the basis of the Covered Person(s) guaranteed lifetime benefit. The fee is deducted from your Account Value at the end of the first quarter following election and quarterly thereafter. For a complete description of how the Benefit Base is calculated, see "IncomeLOCK Plus in Appendix B."

 (6) The Initial Annual Fee Rate is guaranteed not to change for the first Benefit Year. Subsequently, the fee rate may change quarterly subject to the parameters identified in the table below. Any fee adjustment is based on a non-discretionary formula tied to the change in the Volatility Index ("VIX(R)"), an index of market volatility reported by the Chicago Board Options Exchange. Your Fee Rate will increase or decrease on a Benefit Quarter Anniversary based on the change in the average value of the VIX from one Benefit Quarter to the next Benefit Quarter. For the formula to calculate the fee, see "Appendix B."


                           MINIMUM ANNUAL MAXIMUM ANNUAL MAXIMUM ANNUALIZED FEE RATE
NUMBER OF COVERED PERSONS     FEE RATE       FEE RATE       DECREASE OR INCREASE*
------------------------------------------------------------------------------------
  One Covered Person           0.60%          2.20%               +/-0.25%
------------------------------------------------------------------------------------
  Two Covered Persons          0.60%          2.70%               +/-0.25%
------------------------------------------------------------------------------------

        *The fee rate can increase or decrease no more than 0.0625% each Benefit Quarter (0.25%/4).


 In accordance with the investment requirements associated with the election of a Living Benefit, you may, but are not required to, invest a portion of your assets in the Dynamic Allocation Fund. The Dynamic Allocation Fund utilizes an investment strategy that is intended, in part, to maintain a relatively stable exposure to equity market volatility over time. Accordingly, when the equity market is in a prolonged state of higher volatility, your Fee Rate may be increased due to VIX indexing and the Dynamic Allocation Fund may decrease its exposure to equity markets, thereby potentially reducing the likelihood that you will achieve a higher Anniversary Value. Additionally, the increased fee will continue to be applied against your fixed and separate account assets. Conversely, when the equity market is in a prolonged state of lower volatility, your Fee Rate may be decreased and the Dynamic Allocation Fund may increase its exposure to equity markets, providing you with the potential to achieve a higher Anniversary Value.


 (7) The Mutual Fund with the highest operating expenses is the 2020 High Watermark Fund which was closed to new investments August 31, 2012. The Fund's adviser, SunAmerica Asset Management LLC, is contractually obligated to waive its fees and/or reimburse expenses to the extent that the Fund's Total Annual Fund Operating Expenses exceed 1.18%. This fee waiver and expense reimbursement will continue in effect indefinitely, unless terminated by the Board of Trustees of the Fund, including a majority of its independent trustees. See the Fund prospectus for additional information regarding the contractual expense limitation.

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EXAMPLES

These examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner/Participant transaction expenses, Contract fees, Separate Account annual expenses and the Variable Account Option fees and expenses. Each example assumes that you invest a single Purchase Payment of $10,000 in the Contract for the time periods indicated and that your investment has a 5% return each year. Neither example includes the effect of premium taxes upon annuitization, which, if reflected, would result in higher costs. Your actual costs may be higher or lower than the examples below.


The first set of examples assumes the MAXIMUM fees and expenses, including the maximum separate account charge of 0.85%, investment in a Variable Account Option with the highest total expenses (2.15%).


(1) If you surrender your Contract at the end of the applicable time period:


                        1 YEAR 3 YEARS 5 YEARS 10 YEARS
                        ------ ------- ------- --------
                         $763  $1,408  $2,080   $3,332



(2) If you annuitize your Contract or you do not surrender your Contract:



                        1 YEAR 3 YEARS 5 YEARS 10 YEARS
                        ------ ------- ------- --------
                         $304   $931   $1,583   $3,332



The second set of examples assumes the MINIMUM fees and expenses, including the minimum separate account charge of 0.35%, investment in a Variable Account Option with the lowest total expenses (0.13%).


(1) If you surrender your Contract at the end of the applicable time period:


                        1 YEAR 3 YEARS 5 YEARS 10 YEARS
                        ------ ------- ------- --------
                         $521   $658    $776     $621


(2) If you annuitize your Contract or you do not surrender your Contract:


                        1 YEAR 3 YEARS 5 YEARS 10 YEARS
                        ------ ------- ------- --------
                         $50    $158    $276     $621



The third set of examples is applicable if you previously elected the IncomeLOCK Plus feature and assumes the MAXIMUM fees and expenses, including the maximum separate account charge of 0.85%, investment in a Variable Account Option with the highest total expenses (2.15%), and election of the IncomeLOCK Plus feature for Two Covered Persons (for the first year calculated at the initial annual fee rate of 1.35% and at the maximum annual fee rate of 2.70% for remaining years).

(1) If you surrender your Contract at the end of the applicable time period:



                        1 YEAR 3 YEARS 5 YEARS 10 YEARS
                        ------ ------- ------- --------
                         $890  $2,136  $3,240   $5,513



(2) If you annuitize your Contract or you do not surrender your Contract (the IncomeLOCK Plus feature terminates at annuitization):



                        1 YEAR 3 YEARS 5 YEARS 10 YEARS
                        ------ ------- ------- --------
                         $438  $1,695  $2,806   $5,513


Note: These examples should not be considered representative of past or future expenses for any Variable Account Option or for any Mutual Fund. Actual expenses may be greater or less than those shown above. Similarly, the 5% annual rate of return assumed in the examples is not an estimate or guarantee of future investment performance.

FOR PURCHASE UNIT DATA FOR EACH OF THE VARIABLE ACCOUNT OPTIONS OFFERED BY THIS PROSPECTUS, WHICH INCLUDES ANNUAL BEGINNING AND ENDING UNIT VALUES AND THE NUMBER OF UNITS OUTSTANDING AT THE END OF EACH PERIOD, SEE "APPENDIX A -- SELECTED PURCHASE UNIT DATA."

HIGHLIGHTS
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The Portfolio Director Fixed and Variable Annuity is a Contract between you and the Company. It is designed to help you invest on a tax-deferred basis and meet long-term financial goals. There are minimum Purchase Payment amounts required to purchase a Contract. Purchase Payments may be invested in a variety of variable and fixed account options. Like all deferred annuities, the Contract has a Purchase Period and a Payout Period. During the Purchase Period, you invest money in your Contract. The Payout Period begins when you start receiving income payments from your annuity to provide for your retirement.

PURCHASE REQUIREMENTS: Purchase Payments may be made at any time and in any amount, subject to plan, VALIC, or Code limitations. The minimum amount to establish a new Multi-Year Enhanced Option guarantee period (MVA Band), as described in the Contract, may be changed from time to time by the Company. The maximum single payment that may be applied to any account without prior Home Office approval is $1,000,000. For more information on Purchase Payments, refer to the "Purchase Period."

RIGHT TO CANCEL: You may cancel your Contract within 20 days after receiving it (or whatever period is required in your state). We will return your original Purchase Payment or whatever your Contract is worth on the day that we receive your request, depending on your state law. See "Other Contract Features."


EXPENSES: There are fees and charges associated with the Contract. During the Purchase Period, if any portion of your account is invested in a Variable Account Option, a quarterly account maintenance charge of $3.75 is charged to your account. The Contract maintenance charge may be waived for certain group contracts. We also deduct Separate Account Charges of up to 0.85% annually of the average daily value of your Contract allocated to the Variable Account Options. See the "Fee Tables" and "Fees and Charges."

LIVING BENEFITS: A Living Benefit is a guaranteed minimum withdrawal benefit and is designed to help you create a guaranteed income stream for as long as you live, or as long as you and your spouse live, even if the entire Account Value has been reduced to zero, provided withdrawals taken are within the parameters of the applicable feature. A Living Benefit may offer protection in the event your Account Value declines due to unfavorable investment performance, certain withdrawal activity, if you live longer than expected or any combination of these factors. Living Benefits (IncomeLOCK +6, IncomeLOCK +8 and IncomeLOCK) are no longer available for purchase. See "Appendix B" for information on these Living Benefits.


FEDERAL TAX INFORMATION: Although deferred annuity contracts such as Portfolio Director can be purchased with after-tax dollars, they are primarily used in connection with retirement programs that already receive favorable tax treatment under federal law.

Annuities, custodial accounts and trusts used to fund tax-qualified retirement plans and programs (such as those established under Code sections 403(b) or 401(k) and IRAs) generally defer payment on taxes and earnings until withdrawal. If you are considering an annuity to fund a tax-qualified plan or program, you should know that an annuity generally does not provide additional tax deferral beyond the tax-qualified plan or program itself. Annuities, however, may provide other important features and benefits such as the income payout option, which means that you can choose to receive periodic payments for the rest of your life or for a certain number of years, and a minimum guaranteed death benefit, which protects your Beneficiaries if you die before you begin the income payout option. Before purchasing a deferred annuity for use in a qualified retirement plan or program, you should seek tax advice from your own tax advisor. For a more detailed discussion of these income tax provisions, see "Federal Tax Matters."


SURRENDER CHARGES: Under some circumstances, a surrender charge is deducted from your account. These situations are discussed in detail in the section of this prospectus entitled "Fees and Charges -- Surrender Charge." When this happens, the surrender charge is computed in two ways and you are charged whichever amount is less. The first amount is simply 5% of whatever amount you have withdrawn. The second amount is 5% of the contributions you have made to your account during the last 60 months. See the above mentioned section for exceptions to this procedure.


Withdrawals from a Multi-Year Enhanced Option prior to the end of the applicable MVA term will be subject to a market value adjustment unless an exception applies. This may increase or reduce the amount withdrawn.

However, the market value adjustment will not reduce the amount invested in the Multi-Year Enhanced Option below the guaranteed amount.

Withdrawals are always subject to your plan provisions and federal tax restrictions, which, for plans other than section 457(b) plans, generally include a tax penalty on withdrawals made prior to age 59 1/2, unless an exception applies.

ACCESS TO YOUR MONEY: You may withdraw money from your Contract during the Purchase Period. You will pay income taxes on earnings and untaxed contributions when you withdraw them. Payments received during the Payout Period are considered partly a return of your original investment. A federal tax penalty may apply if you make withdrawals before age 59 1/2. As noted above, a withdrawal charge may apply. See "Surrender of Account Value" and "Federal Tax Matters."

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LOANS: Portfolio Director offers a tax-free loan provision for tax-qualified contracts, other than individual retirement plans ("IRAs"), which gives you access to your money in the Fixed Account Options (subject to a minimum loan amount of $1,000). The availability of loans is subject to federal and state government regulations, as well as your employer's plan provisions and VALIC policy. Generally, one loan per account will be allowed. Under certain, specific circumstances, a maximum of two loans per account may be allowed. VALIC reserves the right to change this limit. We may charge a loan application fee if permitted under state law. Keep in mind that tax laws restrict withdrawals prior to age 59 1/2 and a tax penalty may apply (including on a loan that is not repaid). If you elected IncomeLOCK Plus, see Appendix B for limitations on your ability to take loans.


TRANSFERS: There is no charge to transfer the money in your account among Portfolio Director's investment options. You may transfer your Account Values between Variable Account Options at any time during the Purchase Period, subject to certain rules.

Your Account Value in the Short-Term Fixed Account must remain there for at least 90 days before it can be transferred to other investment options. Up to 20% of your Fixed Account Plus Account Value may be transferred during each Participant Year to other investment options. If you transfer assets from Fixed Account Plus to another investment option, any assets transferred back into Fixed Account Plus within 90 days will receive a different rate of interest, than that paid for new Purchase Payments.

Amounts invested in a Multi-Year Enhanced Option may be transferred to another investment option at the end of an MVA term without application of a market value adjustment.

Once you begin receiving payments from your account (called the Payout Period), you may still transfer funds among Variable Account Options once each Participant Year.

Transfers can be made by calling VALIC's toll-free transfer service at 1-800-448-2542. For more information on account transfers, see "Transfers Between Investment Options."

INCOME OPTIONS: When you are ready to begin taking income, you can choose to receive income payments on a variable basis, fixed basis, or a combination of both. You may also choose from five different income options, including an option for income that you cannot outlive. See "Payout Period."

DEATH BENEFITS: Portfolio Director will pay death benefits during either the Purchase Period or the Payout Period. The death benefits are automatically included in your Contract for no additional fee. If death occurs during the Purchase Period, Portfolio Director offers an interest-guaranteed death benefit or the standard death benefit. If death occurs during the Payout Period, your Beneficiary may receive a death benefit depending on the Payout Option selected. Note that the death benefit provisions may vary from state to state. See "Death Benefits."

INQUIRIES: If you have questions about your Contract, call your financial advisor or contact us at 1-800-448-2542.

 PLEASE READ THE PROSPECTUS CAREFULLY FOR MORE DETAILED INFORMATION REGARDING THESE AND OTHER FEATURES AND BENEFITS OF THE CONTRACT, AS WELL AS THE RISKS OF
                                  INVESTING.

GENERAL INFORMATION
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ABOUT THE CONTRACTS

The Contracts were developed to help you save money for your retirement. A group Contract is a Contract that is purchased by an employer for a retirement plan. The employer and the plan documents will determine how contributions may be made to the Contracts. For example, the employer and plan documents may allow contributions to come from different sources, such as payroll deductions or money transfers. The amount, number, and frequency of your Purchase Payments may also be determined by the retirement plan for which your Contract was purchased. Likewise, the employer's plan may have limitations on partial or total withdrawals (surrenders), the start of annuity payments, and the type of annuity payout options you select.

The Contracts offer a combination of fixed and variable investment options that you, as a Participant, may choose to invest in to help you reach your retirement savings goals. You should consider your personal risk tolerances and your retirement plan in choosing your investment options.

The retirement savings process with the Contracts will involve two stages: the accumulation Purchase Period, and the annuity Payout Period. The accumulation period is when you make contributions into the Contracts called "Purchase Payments." The Payout Period begins when you decide to annuitize all or a portion of your Account Value. You can select from a wide array of payout options including both fixed and variable payments. For certain types of retirement plans, such as 403(b) plans, there may be statutory restrictions on withdrawals as disclosed in the plan documents. Refer to your plan document for guidance and any rules or restrictions regarding the accumulation or annuitization periods. For more information, see "Purchase Period" and "Payout Period."

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ABOUT VALIC

We were originally organized on December 21, 1955 as The Variable Annuity Life Insurance Company of America Incorporated, located in Washington, D.C. We reorganized in the State of Texas on August 20, 1968, as Variable Annuity Life Insurance Company of Texas. On November 5, 1968, the name was changed to The Variable Annuity Life Insurance Company. Our main business is issuing and offering fixed and variable retirement annuity contracts, like Portfolio Director. Our principal offices are located at 2929 Allen Parkway, Houston, Texas 77019. We have regional offices throughout the United States.

On August 29, 2001, SunAmerica Financial Group, Inc., formerly American General Corporation ("SAFG"), a holding company and VALIC's indirect parent company, was acquired by American International Group, Inc., a Delaware corporation ("AIG"). As a result, VALIC is an indirect, wholly-owned subsidiary of AIG. AIG is a leading international insurance organization serving customers in more than 100 countries and jurisdictions. AIG companies serve commercial, institutional and individual customers through one of the most extensive worldwide property-casualty networks of any insurer. In addition, AIG companies are leading providers of life insurance and retirement services in the United States. AIG common stock is listed on the New York Stock Exchange and the Tokyo Stock Exchange.

More information about AIG may be found in the regulatory filings AIG files from time to time with the SEC at www.sec.gov.

AMERICAN HOME ASSURANCE COMPANY

The information below is applicable to you only if your Contract or Certificate was issued December 29, 2006 or earlier.

Insurance obligations under Contracts issued by the Company are guaranteed by American Home Assurance Company ("American Home"), an affiliate of the Company. Insurance obligations include, without limitation, Contract value invested in any available fixed account option, death benefits and income options. The guarantee does not guarantee Contract value or the investment performance of the Variable Account Options available under the Contracts. The guarantee provides that the Company's Contract owners can enforce the guarantee directly.

American Home provided notice of termination of the General Guarantee Agreement dated March 3, 2003 (the "Guarantee") with respect to Contracts issued by VALIC. The Guarantee terminated on December 29, 2006 at 4:00 p.m. Eastern time ("Point of Termination"). Pursuant to its terms, the Guarantee will not apply to any group or individual Contract or Certificate issued after the Point of Termination. The Guarantee will remain in effect for any Contract or Certificate issued prior to the Point of Termination until all insurance obligations under such Contracts or Certificates are satisfied in full. As described in the prospectus, VALIC will continue to remain obligated under all of its Contracts and Certificates, regardless of issue date, in accordance with the terms of those Contracts and Certificates.

American Home is a stock property-casualty insurance company incorporated under the laws of the State of New York on February 7, 1899. American Home's principal executive office is located at 175 Water Street, New York, New York 10038. American Home is licensed in all 50 states of the United States and the District of Columbia, as well as certain foreign jurisdictions, and engages in a broad range of insurance and reinsurance activities. American Home is an indirect wholly owned subsidiary of American International Group, Inc.

ABOUT VALIC SEPARATE ACCOUNT A

When you direct money to the Contract's Variable Account Options, you will be sending that money through VALIC Separate Account A. You do not invest directly in the Mutual Funds made available in the Contract. VALIC Separate Account A invests in the Mutual Funds on behalf of your account. VALIC acts as self custodian for the Mutual Fund shares owned through the Separate Account. VALIC Separate Account A is made up of what we call "Divisions." Each Division invests in a different Mutual Fund made available through the Contract. For example, Division Ten represents and invests in the VALIC Company I Stock Index Fund. The earnings (or losses) of each Division are credited to (or charged against) the assets of that Division, and do not affect the performance of the other Divisions of VALIC Separate Account A.

VALIC established Separate Account A on July 25, 1979 under Texas insurance law. VALIC Separate Account A is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended, (the "1940 Act"). Units of interest in VALIC Separate Account A are registered as securities under The Securities Act of 1933, as amended (the "1933 Act").

VALIC Separate Account A is administered and accounted for as part of the Company's business operations. However, the income, capital gains or capital losses, whether or not realized, of each Division of VALIC Separate Account A are credited to or charged against the assets held in that Division without regard to the income, capital gains or capital losses of any other Division or arising out of any other business the Company may conduct. In accordance with the terms of the Contract, VALIC Separate Account A may not be charged with the liabilities of any other Company operation. As stated in the Contract, the Texas Insurance Code requires that the assets of VALIC Separate Account A attributable to the Contract be held exclusively for the benefit of the Contract owner, Participants, annuitants, and beneficiaries of the Contracts. The

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commitments under the Contracts are VALIC's, and AIG and SAFG have no legal obligation to back these commitments.

UNITS OF INTEREST

Your investment in a Division of VALIC Separate Account A is represented by units of interest issued by VALIC Separate Account A. On a daily basis, the units of interest issued by VALIC Separate Account A are revalued to reflect that day's performance of the underlying mutual fund minus any applicable fees and charges to VALIC Separate Account A.

DISTRIBUTION OF THE CONTRACTS


As of the date of this prospectus, the principal underwriter and distributor for VALIC Separate Account A is AIG Capital Services, Inc. ("ACS" or "Distributor"). ACS, an affiliate of the Company, is located at 21650 Oxnard Street, Suite 750, Woodland Hills, California 91367-4997. For more information about the Distributor, see "Distribution of Variable Annuity Contracts" in the SAI.


The Contracts are sold by licensed insurance agents who are registered representatives of broker-dealers, which are members of the Financial Industry Regulatory Authority, unless such broker-dealers are exempt from the broker-dealer registration requirements of the Securities Exchange Act of 1934, as amended. VALIC receives payments from some Fund companies for exhibitor booths at meetings and to assist with the education and training of VALIC financial advisors.

VALIC sometimes retains and compensates business consultants to assist VALIC in marketing group employee benefit services to employers. VALIC business consultants are not associated persons of VALIC and are not authorized to sell or market securities or insurance products to employers or to group plan participants. The fees paid to such business consultants are part of VALIC's general overhead and are not charged back to employers, group employee benefit plans or plan participants.

VALIC financial advisors who sell the Contracts will be compensated for such sales by commissions ranging up to 5.0% of each first-year Purchase Payment. The financial advisors will receive commissions of up to 0.85% for level Purchase Payments in subsequent years and up to 5.0% on increases in the amount of Purchase Payments in the year of the increase. During the first two years of employment, financial advisors may also receive developmental commissions of up to 4% for each first-year Purchase Payment and for increases in the amount of Purchase Payments.

Independent broker-dealers who sell the Contracts will be compensated for such sales by commissions ranging up to 4.0% of each Purchase Payment and may also receive an annual trail (a reduced commission paid after the initial purchase).

In addition, the Company and the Distributor may enter into marketing and/or sales agreements with certain broker-dealers regarding the promotion and marketing of the Contracts. The sales commissions and any marketing arrangements as described are paid by the Company and are not deducted from Purchase Payments. We anticipate recovering these amounts from the fees and charges collected under the Contract. See also the "Fees and Charges" section in this prospectus.

ADMINISTRATION OF THE CONTRACTS

VALIC is responsible for the administrative servicing of your contract. Please contact the Annuity Service Center at 1-800-448-2542, if you have any comments, questions or service requests.

Business Disruption and Cyber Security Risks. VALIC relies heavily on interconnected computer systems and digital data to conduct its variable product business activities. Because VALIC's business is highly dependent upon the effective operation of its computer systems and those of its business partners, VALIC's business is vulnerable to disruptions from physical disruptions and utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions) and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service attacks on websites and other operational disruption and unauthorized release of confidential customer information. Such systems failures and cyber-attacks affecting VALIC, the underlying Funds, intermediaries and other affiliated or third-party service providers may adversely affect VALIC and your Contract value. For instance, systems failures and cyber-attacks may interfere with the processing of Contract transactions, including the processing of orders from VALIC's website or with the underlying Funds, impact VALIC's ability to calculate Purchase Unit Values, cause the release and possible destruction of confidential customer or business information, impede order processing, subject VALIC and/or its service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber security risks may also impact the issuers of securities in which the underlying Funds invest, which may cause the Funds underlying your Contract to lose value. There can be no assurance that VALIC or the underlying Funds or VALIC's service providers will avoid losses affecting your contract due to cyber-attacks or information security breaches in the future.

FIXED AND VARIABLE ACCOUNT OPTIONS
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The Contracts offer a choice from among several Variable Account Options and three Fixed Account Options. Depending on the selection made by your employer's plan, if applicable, there may be limitations on which and how many investment options Participants may invest in at any one time. All options listed (except where noted) are available, generally, for 401(a), 403(a), 401(k), and 403(b) plans and 457(b) eligible deferred compensation plans, as well as individual retirement annuities.

This prospectus describes a Contract in which units of interest in VALIC's Separate Account A are offered. Portfolio Director will allow you to accumulate retirement dollars in Fixed Account Options and/or Variable Account Options. Variable Account Options are referred to as Divisions (subaccounts) in VALIC Separate Account A. Each Separate Account Division represents our investment in a different mutual fund. This prospectus describes only the variable aspects of Portfolio Director except where the Fixed Account Options are specifically mentioned.

FIXED ACCOUNT OPTIONS

Portfolio Director features up to three guaranteed fixed options that are each part of the general account assets of the Company. These assets are invested in accordance with applicable state regulations to provide fixed-rate earnings and guarantee safety of principal. The guarantees are backed by the claims-paying ability of the Company, and not the Separate Account. A tax-deferred nonqualified annuity may include the guaranteed fixed options. The Fixed Account Options are not subject to regulation under the 1940 Act and are not required to be registered under the 1933 Act. As a result, the SEC has not reviewed data in this prospectus that relates to Fixed Account Options. However, federal securities law does require such data to be accurate and complete.

      FIXED ACCOUNT OPTIONS                INVESTMENT OBJECTIVE
      ---------------------                --------------------
      Fixed Account Plus          This account provides fixed-return
                                  investment growth for the long-term. It
                                  is credited with interest at rates set
                                  by VALIC. The account is guaranteed to
                                  earn at least a minimum rate of
                                  interest as shown in your Contract.
                                  Your money may be credited with a
                                  different rate of interest depending on
                                  the time period in which it is
                                  accumulated. Purchase Payments
                                  allocated to a Fixed Account Plus will
                                  receive a current rate of interest.
                                  There are limitations on transfers out
                                  of this option. If you transfer assets
                                  from Fixed Account Plus to another
                                  investment option, any assets
                                  transferred back into Fixed Account
                                  Plus within 90 days will receive a
                                  different rate of interest, than that
                                  paid for new Purchase Payments.

      Short-Term Fixed Account    This account provides fixed-return
                                  investment growth for the short-term.
                                  It is credited with interest at rates
                                  set by VALIC, which may be lower than
                                  the rates credited to Fixed Account
                                  Plus, above. The account is guaranteed
                                  to earn at least a minimum rate of
                                  interest as shown in your Contract.
                                  Your money may be credited with a
                                  different rate of interest depending on
                                  the time period in which it is
                                  accumulated.

      Multi-Year Enhanced Option  This account is a long-term investment
       ("Multi-Year Option")      option, providing a guaranteed interest
                                  rate for a guaranteed period (three,
                                  five, seven, or ten years) ("MVA
                                  Term"). See your Contract for minimum
                                  investment amounts and other
                                  requirements and restrictions. This
                                  option may not be available in all
                                  employee plans or states. All MVA Terms
                                  may not be available. See your
                                  financial advisor for information on
                                  the MVA Terms that are currently
                                  offered.

Generally, for most series of Portfolio Director, a current interest rate is declared at the beginning of each calendar month, and is applicable to new contributions received during that month. Interest is credited to the account daily and compounded at an annual rate. VALIC guarantees that all contributions received during a calendar month will receive that month's current interest rate for the remainder of the calendar year. Our practice, though not guaranteed, is to continue crediting interest at that same rate for such purchase payments for one additional calendar year. Thereafter, the amounts may be consolidated with contributions made during other periods and will be credited with interest at a rate which the Company declares annually on January 1 and guarantees for the remainder of the calendar year. The interest rates and periods may differ between the series of Portfolio Director. Some series of Portfolio Director may offer a higher interest rate on Fixed Account Plus. This interest crediting policy is subject to change, but any changes made will not reduce the current rate below your contractually guaranteed minimum or reduce monies already credited to the account.

VARIABLE ACCOUNT OPTIONS


The Contracts enable you to participate in Divisions that represent the Variable Account Options shown below. These Divisions comprise all of the Variable Account Options that are made available through VALIC Separate Account
A. According to your retirement program, you may not be able to invest in all of the Variable Account Options described in this prospectus. You may be subject to further limits on how many options you may be invested in at any one time or how many of the options you are invested in may be involved in certain transactions at any one time. We reserve the right to limit the investment options available under your Contract if you elected a Living Benefit, as described in Appendix B below.


Several of the Variable Account Options offered through VALIC's Separate Account A are also available to the general public (retail investors) outside of annuity contracts, life insurance contracts, or certain employer-sponsored retirement plans. These funds are listed in the front of the prospectus as "Public Funds." If your Contract is a tax-deferred nonqualified annuity that is not part of your employer's retirement plan, or if

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your Contract is issued under a deferred compensation plan (other than an eligible governmental 457(b) plan), those Variable Account Options that are invested in Public Funds will not be available within your Contract, due to Code requirements concerning investor control. Therefore, the nonqualified annuities listed above and ineligible deferred compensation 457(f) plans and private sector top-hat plans (generally, an unfunded deferred compensation plan maintained by an employer primarily for the purpose of providing deferred compensation for a select group of management or highly-compensated employees) may invest only in VALIC Company I and II.

The Variable Account Options shown below are grouped by asset class (e.g., domestic large-cap equity, small-cap equity, fixed income, and others). We also identify each Fund's investment adviser and, if applicable, investment sub-adviser. SEE THE SEPARATE FUND PROSPECTUSES FOR MORE DETAILED INFORMATION ON EACH FUND'S MANAGEMENT FEES AND TOTAL EXPENSES, INVESTMENT OBJECTIVE, STRATEGIES AND RISKS, AS WELL AS A HISTORY OF ANY CHANGES TO A FUND'S INVESTMENT ADVISER OR SUB-ADVISER. YOU SHOULD READ THE PROSPECTUSES CAREFULLY BEFORE INVESTING. ADDITIONAL COPIES ARE AVAILABLE FROM VALIC AT 1-800-448-2542 OR ONLINE AT WWW.VALIC.COM.

Refer to your employer's retirement program documents for a list of the employer-selected Variable Account Options and any limitations on the number of Variable Account Options you may choose. All Funds may not be available for all plans or individual or group contracts.

Shares of certain of the Mutual Funds are also sold to separate accounts of other insurance companies that may or may not be affiliated with us. This is known as "shared funding." These Mutual Funds may also be sold to separate accounts that act as the underlying investments for both variable annuity contracts and variable life insurance policies. This is known as "mixed funding." There are certain risks associated with mixed and shared funding, such as potential conflicts of interest due to differences in tax treatment and other considerations, including the interests of different pools of investors. These risks may be discussed in each Mutual Fund's prospectus.

Investors seeking to achieve long term retirement security generally are encouraged to give careful consideration to the benefits of a well balanced and diversified investment portfolio. As just one example, investing one's total retirement savings in a limited number of investment options may cause that individual's retirement savings to not be adequately diversified. Spreading those assets among different types of investments can help an investor achieve a favorable rate of return in changing market or economic conditions that may cause one category of assets or particular security to perform very well while causing another category of assets or security to perform poorly. Of course, diversification is not a guarantee of gains or against losses. However, it can be an effective strategy to help manage investment risk. The United States Department of Labor provides information about the importance of diversification online at www.dol.gov/ebsa/investing.html.

SunAmerica Asset Management, LLC ("SunAmerica") is affiliated with the adviser, VALIC, due to common ownership.

VARIABLE ACCOUNT OPTIONS    ADVISER/SUB-ADVISER     VARIABLE ACCOUNT OPTIONS      ADVISER/SUB-ADVISER
------------------------    -------------------     ------------------------      -------------------

DOMESTIC LARGE-CAP EQUITY ASSET CLASS

 American Beacon Holland  Adviser: American Beacon   Large Cap Core Fund      Adviser: VALIC
   Large Cap Growth Fund   Advisors, Inc.                                     Sub-Adviser: Columbia
                          Sub-Adviser: Holland                                 Management Investment
                           Capital Management LLC                              Advisors, LLC ("Columbia
                                                                               Management")

 Blue Chip Growth Fund    Adviser: VALIC             Large Capital Growth     Adviser: VALIC
                          Sub-Adviser: T. Rowe         Fund                   Sub-Adviser: Massachusetts
                           Price Associates, Inc.                              Financial Services Company
                           ("T. Rowe Price")                                   ("MFS")

 Broad Cap Value Income   Adviser: VALIC             Large Cap Value Fund     Adviser: VALIC
   Fund                   Sub-Adviser: Barrow,                                Sub-Advisers: Boston Company
                           Hanley, Mewhinney &                                 and Janus Capital
                           Strauss, LLC ("Barrow                               Management LLC ("Janus")
                           Hanley")                                           Sub-Sub-Adviser: Perkins
                                                                               Investment Management LLC,
                                                                               an affiliate of Janus

 Capital Appreciation     Adviser: VALIC             Nasdaq-100(R) Index Fund Adviser: VALIC
   Fund                   Sub-Adviser: The Boston                             Sub-Adviser: SunAmerica
                           Company Asset
                           Management, LLC
                           ("Boston Company")

 Core Equity Fund         Adviser: VALIC             Socially Responsible     Adviser: VALIC
                          Sub-Adviser: BlackRock       Fund                   Sub-Adviser: SunAmerica
                           Investment Management,    Stock Index Fund         Adviser: VALIC
                           LLC ("BlackRock")                                  Sub-Adviser: SunAmerica

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VARIABLE ACCOUNT OPTIONS    ADVISER/SUB-ADVISER     VARIABLE ACCOUNT OPTIONS        ADVISER/SUB-ADVISER
------------------------    -------------------     ------------------------        -------------------

 Dividend Value Fund      Adviser: VALIC             Value Fund               Adviser: VALIC
                          Sub-Advisers: BlackRock                             Sub-Adviser: Wellington
                           and SunAmerica                                      Management Company LLP
                                                                               ("Wellington Management")

 Growth & Income Fund     Adviser: VALIC             Vanguard Windsor II Fund Advisers: Barrow Hanley;
 Growth Fund              Sub-Adviser: J.P. Morgan                             Hotchkis and Wiley Capital
                          Investment Management                                Management, LLC; Lazard
                          Inc. ("JPMIM")                                       Asset Management LLC;
                          Adviser: VALIC                                       Sanders Capital, LLC; and The
                          Sub-Adviser: American                                Vanguard Group, Inc.
                           Century Investment                                  ("Vanguard")
                           Management, Inc.
                           ("American Century")

DOMESTIC MID-CAP EQUITY ASSET CLASS

 Ariel Appreciation Fund  Adviser: Ariel             Mid Cap Strategic        Adviser: VALIC
                          Investments, LLC             Growth Fund            Sub-Advisers: Janus and Allianz
                                                                               Global Investors U.S., LLC
 Mid Cap Growth Fund      Adviser: VALIC                                       ("Allianz")
                          Sub-Adviser: Wells
                           Capital Management
                           Incorporated ("Wells
                           Capital")

 Mid Cap Index Fund       Adviser: VALIC             Mid Cap Value Fund       Adviser: VALIC
                          Sub-Adviser: SunAmerica                             Sub-Advisers: Boston Partners
                                                                               Global Investors, Inc. d/b/a
                                                                               Boston Partners and
                                                                               Wellington Management

DOMESTIC SMALL-CAP EQUITY ASSET CLASS

 Ariel Fund               Adviser: Ariel             Small Cap Special        Adviser: VALIC
                          Investments, LLC             Values Fund            Sub-Advisers: Wells Capital

 Small Cap Aggressive     Adviser: VALIC
   Growth Fund            Sub-Adviser: Victory
                           Capital Management Inc.

 Small Cap Fund           Adviser: VALIC             Small-Mid Growth Fund    Adviser: VALIC
                          Sub-Advisers: JPMIM, T.                             Sub-Adviser: Goldman Sachs
                           Rowe Price and                                      Capital Management, LP
                           Bridgeway Capital                                   ("Goldman Sachs")
                           Management, LLC

 Small Cap Growth Fund    Adviser: VALIC             Small Cap Value Fund     Adviser: VALIC
                          Sub-Adviser: JPMIM                                  Sub-Advisers: JPMIM

 Small Cap Index Fund     Adviser: VALIC
                          Sub-Adviser: SunAmerica

GLOBAL EQUITY ASSET CLASS (INTERNATIONAL AND DOMESTIC)

 Global Social Awareness  Adviser: VALIC             Global Strategy Fund     Adviser: VALIC
   Fund                   Sub-Adviser: SunAmerica                             Sub-Advisers: Franklin Advisers,
                                                                               Inc. and Templeton Investment
                                                                               Counsel, LLC

INTERNATIONAL EQUITY ASSET CLASS

 Emerging Economies Fund  Adviser: VALIC             International Growth     Adviser: VALIC
 Foreign Value Fund       Sub-Adviser: JPMIM           Fund                   Sub-Advisers: American Century,
                          Adviser: VALIC                                       Invesco Advisers, Inc.
                          Sub-Adviser: Templeton                               ("Invesco") and MFS
                           Global Advisors Limited

--------------------------------------------------------------------------------


VARIABLE ACCOUNT OPTIONS    ADVISER/SUB-ADVISER     VARIABLE ACCOUNT OPTIONS        ADVISER/SUB-ADVISER
------------------------    -------------------     ------------------------        -------------------

 International Equities   Adviser: VALIC             International            Adviser: VALIC
   Index Fund             Sub-Adviser: SunAmerica      Opportunities Fund     Sub-Advisers: MFS and Delaware
                                                                               Investment Fund Advisers

SPECIALTY ASSET CLASS

 Global Real Estate Fund  Adviser: VALIC             Invesco Balanced-Risk    Adviser: Invesco
                          Sub-Advisers: Invesco        Commodity Strategy
                           and Goldman Sachs           Fund
                          Sub-Sub-Adviser: Invesco
                           Asset Management
                           Limited, an affiliate
                           of Invesco
 Health Sciences Fund     Adviser: VALIC             Science & Technology     Adviser: VALIC
                          Sub-Adviser: T. Rowe         Fund                   Sub-Advisers: T. Rowe Price,
                          Price                                                Allianz and Wellington
                                                                               Management

HYBRID ASSET CLASS (EQUITY AND FIXED INCOME)

 Aggressive Growth        Adviser: VALIC             T. Rowe Price            Adviser: T. Rowe Price
   Lifestyle Fund         Sub-Adviser: PineBridge      Retirement 2035 Fund
                          Investments LLC
                          ("PineBridge")
 Asset Allocation Fund    Adviser: VALIC             T. Rowe Price            Adviser: T. Rowe Price
                          Sub-Adviser: PineBridge      Retirement 2040 Fund
 Conservative Growth      Adviser: VALIC             T. Rowe Price            Adviser: T. Rowe Price
   Lifestyle Fund         Sub-Adviser: PineBridge      Retirement 2045 Fund
 Dynamic Allocation Fund  Adviser: VALIC             T. Rowe Price            Adviser: T. Rowe Price
                          Sub-Advisers:                Retirement 2050 Fund
                          AllianceBernstein L.P.
                          and SunAmerica
 Moderate Growth          Adviser: VALIC             T. Rowe Price            Adviser: T. Rowe Price
   Lifestyle Fund         Sub-Adviser: PineBridge      Retirement 2055 Fund
 SunAmerica 2020 High     Adviser: SunAmerica        T. Rowe Price            Adviser: T. Rowe Price
   Watermark Fund/1/      Sub-Adviser: Trajectory      Retirement 2060 Fund
                          Asset Management LLC
 T. Rowe Price            Adviser: T. Rowe Price     Vanguard LifeStrategy    The LifeStrategy Funds do not
   Retirement 2015 Fund                                Conservative Growth    employ an investment advisor,
                                                       Fund                   but benefit from the investment
                                                                              advisory services provided to
 T. Rowe Price            Adviser: T. Rowe Price     Vanguard LifeStrategy    the underlying funds in which
   Retirement 2020 Fund                                Growth Fund            they invest. The investment
                                                                              advisor to the underlying funds
 T. Rowe Price            Adviser: T. Rowe Price     Vanguard LifeStrategy    is Vanguard.
   Retirement 2025 Fund                                Moderate Growth Fund

 T. Rowe Price            Adviser: T. Rowe Price     Vanguard Wellington Fund Adviser: Wellington Management
   Retirement 2030 Fund

FIXED INCOME ASSET CLASS

 Capital Conservation     Adviser: VALIC             Government Money Market  Adviser: VALIC
   Fund                   Sub-Adviser: PineBridge      II Fund/2/             Sub-Adviser: SunAmerica

 Core Bond Fund           Adviser: VALIC             Government Securities    Adviser: VALIC
                          Sub-Adviser: PineBridge      Fund                   Sub-Adviser: JPMIM

 Government Money Market  Adviser: VALIC             Strategic Bond Fund      Adviser: VALIC
   I Fund/2/              Sub-Adviser: SunAmerica                             Sub-Adviser: PineBridge

--------------------------------------------------------------------------------

VARIABLE ACCOUNT OPTIONS    ADVISER/SUB-ADVISER     VARIABLE ACCOUNT OPTIONS    ADVISER/SUB-ADVISER
------------------------    -------------------     ------------------------    -------------------

 High Yield Bond Fund     Adviser: VALIC             Vanguard Long-Term       Advisers: Wellington
                          Sub-Adviser: Wellington      Investment-Grade Fund  Management and Vanguard
                           Management

 Inflation Protected Fund Adviser: VALIC             Vanguard Long-Term       Adviser: Vanguard
                          Sub-Adviser: PineBridge      Treasury Fund

 International            Adviser: VALIC
   Government Bond Fund   Sub-Adviser: PineBridge

--------

/1/ Closed to new investments.
/2/ Effective September 28, 2016, the VALIC Company I Money Market I Fund and the VALIC Company II Money Market II Fund changed their names to the Government Money Market I Fund and the Government Money Market II Fund, respectively.


The Dynamic Allocation Fund has an investment strategy that may serve to reduce the risk of investment losses that could require the Company to use its own assets to make payments in connection with certain guarantees under the Contract. In addition, the Dynamic Allocation Fund may enable the Company to more efficiently manage its financial risks associated with guarantees like living and death benefits, due in part to a formula developed by affiliated insurance companies and provided to the Sub-advisers. The formula used by the Sub-advisers is described in the Fund's prospectus and may change over time based on proposals by the Company. Any changes to the formula proposed by the Company will be implemented only if they are approved by the Fund's investment adviser and the Fund's Board of Directors, including a majority of the Independent Directors. SEE THE VALIC COMPANY I PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FOR DETAILS.

A detailed description of the fees and investment objective, strategies, and risks of each Mutual Fund can be found in the current prospectus for each Fund mentioned. These prospectuses are available online at www.valic.com.

PURCHASE PERIOD
--------------------------------------------------------------------------------

The Purchase Period begins when your first Purchase Payment is made and continues until you begin your Payout Period. This period may also be called the accumulation period, as you save for retirement. Changes in the value of each Fixed and Variable Account Option are reflected in your overall Account Value. Thus, your investment choices and their performance will affect the total Account Value that will be available for the Payout Period. The amount, number, and frequency of your Purchase Payments may be determined by the retirement plan for which your Contract was purchased. The Purchase Period will end upon death, upon surrender, or when you complete the process to begin the Payout Period.

ACCOUNT ESTABLISHMENT

You may establish an account through a financial advisor. Initial Purchase Payments must be received by VALIC either with, or after, a completed application. If part of an employer-sponsored retirement plan, your employer is responsible for remitting Purchase Payments to us. The employer is responsible for furnishing instructions to us (a premium flow report) as to the amount being applied to your account (see below). Purchase Payments can also be made by you for IRAs and certain nonqualified Contracts ("individual contracts").

The maximum single payment that may be applied to any account without prior Home Office approval is $1,000,000. Minimum initial and subsequent Purchase Payments are as follows:

                                        INITIAL SUBSEQUENT
                      CONTRACT TYPE     PAYMENT  PAYMENT
                      -------------     ------- ----------
                      Periodic Payment. $   30     $ 30
                      Single Payment... $1,000      -0-

Periodic Payment minimums apply to each Periodic Payment made. The Single Payment minimum applies to each of your accounts.

When an initial Purchase Payment is accompanied by an application, we will promptly:

  . Accept the application and establish your account. We will also apply your Purchase Payment by crediting the amount, effective the date we accept your application, to the Fixed or Variable Account Option(s) selected; or

  . Request additional information to correct or complete the application. In the case of an individual variable annuity Contract, we will return the Purchase Payments within 5 Business Days if the requested information is not provided, unless you otherwise so specify. Once you provide us with the requested information, we will establish your account and apply your Purchase Payment, effective the date we accept your application, by crediting the amount to the Fixed or Variable Account Option(s) selected; or

  .   Reject the application and return the Purchase Payment.

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If we receive Purchase Payments from your employer before we receive your completed application or enrollment form, we will not be able to establish a permanent account for you. If this occurs, we will take one of the following actions:

Return Purchase Payments. If we do not have your name, address or Social Security Number ("SSN"), we will return the Purchase Payment to your employer unless this information is immediately provided to us; or

Employer-Directed Account. At the direction of your employer, provided on a form acceptable to VALIC and accompanied by certain necessary information (such as name, address, and SSN), we may establish an account for you. In that case we will deposit your Purchase Payment in an "Employer-Directed" account invested in a Money Market Division, or other investment options chosen by your employer, and provide a Contract or certificate. If you want a financial advisor to assist you in allocating these amounts, you will first need to provide certain personal and financial information that may be required by the advisor in order to provide such assistance; or

Starter Account. If we have your name, address and SSN, but we do not have an agreement with your employer for employer directed accounts, we will deposit your Purchase Payment in a "starter" account invested in the Money Market Division option available for your plan or other investment options chosen by your employer. We will send you a follow-up letter requesting the information necessary to complete the application, including your allocation instructions. You may not transfer these amounts until VALIC has received a completed application or enrollment form.

If mandated under applicable law, we may be required to reject a Purchase Payment. We may also be required to block a Contract Owner's account and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans or death benefits, until instructions are received from the appropriate regulatory authority.

WHEN YOUR ACCOUNT WILL BE CREDITED

Depending on your retirement plan, Purchase Payments may be made by your employer for your account or by you for an IRA or certain nonqualified Contracts. It is the employer's or the individual's responsibility to ensure that the Purchase Payment can be promptly posted to the appropriate account(s).

A Purchase Payment must be "in good order" before it can be posted to your account. "In good order" means that all required information and/or documentation has been supplied and that the funds (check, wire, or ACH) clearly identify the individual SSN or Group Number to which they are to be applied. To ensure efficient posting for Employer-Directed accounts, Purchase Payment information must include complete instructions, including the group name and number, each employee's name and SSN, contribution amounts (balanced to the penny for the total purchase) and the source of the funds (for example, employee voluntary, employer mandatory, employer match, transfer, rollover or a contribution for a particular tax year). Purchase Payments for individual accounts must include the name, SSN, and the source of the funds (for example, transfer, rollover, or a contribution for a particular tax year).

If the Purchase Payment is in good order as described and is received by our bank by Market Close, the appropriate account(s) will be credited the Business Day of receipt. Purchase Payments in good order received after Market Close will be credited the next Business Day.

Note that if the Purchase Payment is not in good order, the employer or individual will be notified promptly. No amounts will be posted to any accounts until all issues with the Purchase Payment have been resolved. If a Purchase Payment is not received in good order, the purchase amounts will be posted effective the Business Day all required information is received.

PURCHASE UNITS

A Purchase Unit is a unit of interest owned by you in your Variable Account Option. Purchase Unit values are calculated each Business Day following Market Close. Purchase Units may be shown as "Number of Shares" and the Purchase Unit values may be shown as "Share Price" on some account statements. See "Purchase Unit Value" in the SAI for more information and an illustration of the calculation of the unit value.

CALCULATION OF VALUE FOR FIXED ACCOUNT OPTIONS

The Fixed Account Plus and the Short-Term Fixed Accounts are part of the Company's general assets. The Multi-Year Option may be invested in either the general assets of the Company or in a separate account of the Company, depending upon state requirements. You may allocate all or a portion of your Purchase Payment to the Fixed Account Options listed in the "Fixed and Variable Accounts Options" section in this prospectus. Purchase Payments you allocate to these Fixed Account Options are guaranteed to earn at least a minimum rate of interest. Interest is paid on each of the Fixed Account Options at declared rates, which may be different for each option. With the exception of a market value adjustment, which generally will be applied to withdrawals or transfers from a Multi-Year Option prior to the end of an MVA term, we bear the entire investment risk for the Fixed Account Options. All Purchase Payments and interest earned on such amounts in your Fixed Account Option will be paid regardless of the investment results experienced by the Company's general assets. The minimum amount to establish each new Multi-Year Option guarantee period (MVA Band), as described in the Contract, may be changed from time to time by the Company.

--------------------------------------------------------------------------------


The value of your Fixed Account Option is calculated on a given Business Day as shown below:

             Value of Your Fixed Account Options*
         =   (EQUALS)
             All Purchase Payments made to the Fixed Account Options
         +   (PLUS)
             Amounts transferred from Variable Account Options to the Fixed Account Options
         +   (PLUS)
             All interest earned
         -   (MINUS)
             Amounts transferred or withdrawn from Fixed Account
             Options (including applicable fees and charges)

--------
* This value may be subject to a market value adjustment under the Multi-Year Option.

CALCULATION OF VALUE FOR VARIABLE ACCOUNT OPTIONS

You may allocate all or a portion of your Purchase Payments to the Variable Account Options listed in this prospectus as permitted by your retirement program. An overview of each of the Variable Account Options may be found in the "Fixed and Variable Account Options" section in this prospectus and in each Mutual Fund's prospectus. The Purchase Unit value of each Variable Account Option will change daily depending upon the investment performance of the underlying Mutual Fund (which may be positive or negative) and the deduction of the Separate Account Charges. See "Fees and Charges." Your account will be credited with the applicable number of Purchase Units. If the Purchase Payment is in good order as described and is received by our bank by Market Close, the appropriate account(s) will be credited the Business Day of receipt and will receive that Business Day's Purchase Unit value. Purchase Payments in good order received by our bank after Market Close will be credited the next Business Day and will receive the next Business Day's Purchase Unit value. Because Purchase Unit values for each Variable Account Option change each Business Day, the number of Purchase Units your account will be credited with for subsequent Purchase Payments will vary. Each Variable Account Option bears its own investment risk. Therefore, the value of your account may be worth more or less at retirement or withdrawal.


During periods of low short-term interest rates, and in part due to Contract fees and expenses, the yield of the Government Money Market I or II Fund may become extremely low and possibly negative. If the daily dividends paid by the underlying mutual fund are less than the daily portion of the Separate Account Charges, the Purchase Unit value will decrease. In the case of negative yields, your investment in the Variable Account Option, which invests in the Government Money Market I or II Fund, will lose value.


PREMIUM ENHANCEMENT CREDIT

From time to time, VALIC may offer a 2% premium enhancement credit ("Premium Enhancement") to a Participant meeting certain criteria as described below. The Premium Enhancement will be added to the Account Value as earnings, allocated to the Fixed and Variable Account Options in the same manner as the Participant's Eligible Deposits to the account.

Eligibility Criteria

Participants. An "Eligible Participant" is any Participant establishing a new Portfolio Director account in the nonqualified or IRA markets that is subject to a full Contract surrender charge.

Rollover Deposits. A Premium Enhancement of 2% will be paid following the receipt and crediting of an initial Purchase Payment of $50,000 or more that is rolled over or transferred directly to VALIC from a non-VALIC retirement contract or program ("Eligible Deposit") on or after the endorsement effective date. We will total all such Eligible Deposits that we receive within a 90-day period from the date of the initial Purchase Payment in order to meet the $50,000 minimum requirement. An Eligible Deposit does not include a Purchase Payment made after 90 days from the initial Purchase Payment; a periodic Purchase Payment made to the Contract under a salary reduction arrangement; a Purchase Payment attributable to employer contributions; or a transfer or exchange from any other VALIC product. Eligibility for the Premium Enhancement will immediately end if an Eligible Participant takes a withdrawal from the Contract any time after we credit a Premium Enhancement to the Account Value. Participants may not transfer amounts in and out of a Contract to receive multiple bonuses on the same monies.

Contracts. This program is available only to Portfolio Director accounts in the nonqualified and IRA markets at this time. This does not include the Portfolio Director Freedom Plus IRA Contract.

Important Information Applicable to the Premium Enhancement Credit

The Premium Enhancement will not be counted as premium for contribution limits and is not considered to be an "Eligible Purchase Payment" for the Living Benefits; however, any earnings on the Premium Enhancement will be included as a part of the Anniversary Value. The Premium Enhancement will be immediately available for withdrawal, annuitization or payment of a death benefit; thus, the participant will be vested in the amount of the Premium Enhancement. The Premium Enhancement and any gains or losses attributable to it will be treated as "earnings" for all purposes under the Contract. As such, the Premium Enhancement will be subject to all of the

--------------------------------------------------------------------------------

rights and limitations that would otherwise apply under the Contract to earnings, gains or other credits. We may offer this Premium Enhancement program for certain periods each year. We reserve the right to modify, suspend or terminate the Premium Enhancement for Contracts that have not yet been issued. Additionally, we reserve the right to withhold payment of the Premium Enhancement until the expiration of the Contract's free look period. The Premium Enhancement may not be available in all states or through the broker-dealer with which your financial advisor is affiliated. Check with your financial advisor for availability and any other restrictions.

STOPPING PURCHASE PAYMENTS

You may stop Purchase Payments at any time. You may resume Purchase Payments thereafter during the Purchase Period. The value of the Purchase Units will continue to vary, and your Account Value will continue to be subject to charges. The Account Value will be considered surrendered when you begin the Payout Period. You may not make Purchase Payments during the Payout Period.

If both your Account Value and Purchase Payments (less any withdrawals) fall below $300, and you do not make any Purchase Payments for at least a two year period, we may close the account and pay the Account Value to the Participant. We will not assess a surrender charge in this instance. Any such account closure will be subject to applicable distribution restrictions under the Contract and/or under your employer's plan.

TRANSFERS BETWEEN INVESTMENT OPTIONS
--------------------------------------------------------------------------------


You may transfer all or part of your Account Value between the various Fixed and Variable Account Options in Portfolio Director without a charge. Transfers may be made during the Purchase Period or during the Payout Period, subject to certain restrictions. WE RESERVE THE RIGHT TO LIMIT THE NUMBER, FREQUENCY (MINIMUM PERIOD OF TIME BETWEEN TRANSFERS) OR DOLLAR AMOUNT OF TRANSFERS YOU CAN MAKE AND TO RESTRICT THE METHOD AND MANNER OF PROVIDING OR COMMUNICATING TRANSFERS OR REALLOCATION INSTRUCTIONS. You will be notified of any changes to this policy through newsletters or information posted online at www.valic.com.

DURING THE PURCHASE PERIOD -- POLICY AGAINST MARKET TIMING AND FREQUENT
TRANSFERS

VALIC has a policy to discourage excessive trading and market timing. Our investment options are not designed to accommodate short-term trading or "market timing" organizations, or individuals engaged in certain trading strategies, such as programmed transfers, frequent transfers, or transfers that are large in relation to the total assets of a mutual fund. These trading strategies may be disruptive to mutual funds by diluting the value of the fund shares, negatively affecting investment strategies and increasing portfolio turnover. Excessive trading also raises fund expenses, such as recordkeeping and transaction costs, and harms fund performance. Further, excessive trading of any amount, including amounts less than $5,000, harms fund investors, as the excessive trader takes security profits intended for the entire fund, in effect forcing securities to be sold to meet redemption needs. The premature selling and disrupted investment strategy causes the fund's performance to suffer, and exerts downward pressure on the fund's price per share.

Accordingly, VALIC implemented certain policies and procedures intended to hinder short-term trading. If you sell Purchase Units in a Variable Account Option valued at $5,000 or more, whether through an exchange, transfer, or any other redemption, you will not be able to make a purchase of $5,000 or more in that same Variable Account Option for 30 calendar days.

This policy applies only to investor-initiated trades of $5,000 or more, and does not apply to the following:

  .   Plan-level or employer-initiated transactions;

  .   Purchase transactions involving transfers of assets or rollovers;

  . Retirement plan contributions, loans, and distributions (including hardship withdrawals);

  .   Roth IRA conversions or IRA recharacterizations;

  .   Systematic purchases or redemptions; or

  .   Trades of less than $5,000.

Transfers resulting from your participation in the GPS Portfolio Manager Program or GPA Program administered by VALIC Financial Advisors, Inc. will not count against these transfer limitations.

As described in a Fund's prospectus and statement of additional information, in addition to the above, fund purchases, transfers and other redemptions may be subject to other investor trading policies, including redemption fees, if applicable. Certain Funds may set limits on transfers in and out of a Fund within a set time period in addition to or in lieu of the policy above. Also, an employer's benefit plan may limit an investor's rights to transfer.

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We intend to enforce these investor trading policies uniformly. We make no assurances, however, that all the risks associated with frequent trading will be completely eliminated by these policies and/or restrictions. If we are unable to detect or prevent market timing activity, the effect of such activity may result in additional transaction costs for the investment options and dilution of long-term performance returns. Thus, your account value may be lower due to the effect of the extra costs and resultant lower performance. We reserve the right to modify these policies at any time.

The Fixed Account Options are subject to additional restrictions:

FIXED ACCOUNT OPTION            VALUE         FREQUENCY                            OTHER RESTRICTIONS
--------------------            -----         ---------                            ------------------
Fixed Account Plus:        Up to 20% per     At any time  If you transfer assets from Fixed Account Plus to another investment
                           Participant Year               option, any assets transferred back into Fixed Account Plus within 90 days may receive a different rate of interest than your new Purchase
                                                          Payments.(1)

                           100%              At any time  If Account Value is less than or equal to $500.

Short-Term Fixed Account:  Up to 100%        At any time  After a transfer into the Short-Term Fixed Account, you may not make a transfer from the Short-Term Fixed Account for 90 days.(2)

Multi-Year Option(3):      Up to 100%        At any time  Withdrawals or Transfers subject to market value adjustment if prior to the end of an MVA term. Each MVA Band will require a minimum transfer amount, as described in the Contract.(4)

--------
(1) Your employer may further limit or expand the restrictions. We may charge for those modified restrictions if specified in your employer's retirement plan.
(2) VALIC may change this holding period at any time in the future, but it will never be more than 180 days.
(3) The Multi-Year Option may not be available unless it has been selected as an option for your employer's retirement plan.
(4) The minimum transfer amount may be changed from time to time by the Company.

Contracts issued in connection with certain plans or programs may have different transfer restrictions due to the higher interest rates offered on Fixed Account Plus. From time to time we may waive the 20% transfer restriction on Fixed Account Plus for transfers to the Multi-Year Option or to other investment options.

COMMUNICATING TRANSFER OR REALLOCATION INSTRUCTIONS

Transfer instructions may be given by telephone, through the internet (VALIC Online), using the self-service automated phone system (VALIC by Phone), or in writing. We encourage you to make transfers or reallocations using VALIC Online or VALIC by Phone for most efficient processing. We will send a confirmation of transactions to the Participant within five days from the date of the transaction. It is your responsibility to verify the information shown and notify us of any errors within 30 calendar days of the transaction.

Generally, no one may give us telephone instructions on your behalf without your written or recorded verbal consent. Financial advisors or authorized broker-dealer employees who have received client permission to perform a client-directed transfer of value via the telephone or internet will follow prescribed verification procedures.

When receiving instructions over the telephone or online, we follow appropriate procedures to provide reasonable assurance that the transactions executed are genuine. Thus, we are not responsible for any claim, loss or expense from any error resulting from instructions received over the telephone or online. If we fail to follow our procedures, we may be liable for any losses due to unauthorized or fraudulent instructions. We reserve the right to modify, suspend, waive or terminate these transfer provisions at any time.

EFFECTIVE DATE OF TRANSFER

The effective date of a transfer will be:

  . The date of receipt, if received in our Home Office before Market Close; otherwise,

  .   The next date values are calculated.

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TRANSFERS DURING THE PAYOUT PERIOD

During the Payout Period, transfer instructions must be given in writing and mailed to our Home Office. Transfers may be made between the Contract's investment options subject to the following limitations:

PAYOUT OPTION                                        % OF ACCOUNT VALUE                     FREQUENCY
-------------                                        ------------------                     ---------
Variable Payout:                                         Up to 100%                    Once every 365 days
Combination Fixed and Variable Payout:  Up to 100% of money in variable option payout  Once every 365 days
Fixed Payout:                                           Not permitted                          N/A

FEES AND CHARGES
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By investing in Portfolio Director, you may be subject to these fees and charges:

  .   Account Maintenance Charge

  .   Surrender Charge

  .   Premium Tax Charge

  .   Separate Account Charges

  .   Market Value Adjustment



  .   Other Charges

These fees and charges are applied to the Fixed and Variable Account Options in proportion to the Account Value as explained below. Unless we state otherwise, we may profit from these fees and charges. For additional information about these fees and charges, see the "Fee Tables." In addition, certain charges may apply to the Multi-Year Option, which are discussed at the end of this section. More detail regarding Mutual Fund fees and expenses may be found in the prospectus for each Mutual Fund, available at www.valic.com.

ACCOUNT MAINTENANCE CHARGE

During the Purchase Period an account maintenance charge of $3.75 will be deducted on the last Business Day of each calendar quarter if any of your money is invested in the Variable Account Options. We will sell Purchase Units from your account to pay the account maintenance charge. If all your money in the Variable Account Options is withdrawn, or transferred to a Fixed Account Option, the charge will be deducted at that time. The charge will be assessed equally among the Variable Account Options that make up your Account Value. We do not charge an account maintenance charge during the Payout Period.

The account maintenance charge is to reimburse the Company for our administrative expenses. This includes the expense for establishing and maintaining the record keeping for the Variable Account Options. Certain Contracts may not be subject to this charge, as described below.

SURRENDER CHARGE


When you withdraw money from your account, you may be subject to a surrender charge that will be deducted from the amount withdrawn. If you request a partial surrender of your Account Value, a surrender charge would apply to any amount that exceeds the 10% free withdrawal allowed for any Participant Year. See below for exceptions to this charge. It is assumed that any new Purchase Payments are withdrawn before older ones; thus, the last dollar in is the first dollar out. See below for exceptions to this procedure. For information about your right to surrender, see "Surrender of Account Value" in this prospectus.


Amounts exchanged from other contracts issued by the Company may or may not be subject to a surrender charge. After the exchange, it is assumed that any new Purchase Payments are withdrawn before the exchanged amount. For more information, see "Exchange Privilege" in the SAI.

Amount of Surrender Charge

A surrender charge will be the lessor of:

  . Five percent (5%) of the amount of all Purchase Payments received during the past 60 months; or

  .   Five percent (5%) of the amount withdrawn.

10% Free Withdrawal

In any Participant Year, up to 10% of the Account Value may be withdrawn without a surrender charge. The surrender charge will apply to any amount withdrawn that exceeds this 10% limit. The percentage withdrawn will be determined by dividing the amount withdrawn by the Account Value just prior to the withdrawal. If more than one withdrawal is made during a Participant Year, each percentage will be added to determine at what point the 10% limit has been reached.

These 10% withdrawals without charge do not reduce Purchase Payments for the purpose of computing the surrender charge. If a surrender charge is applied to all or part of a Purchase Payment, no surrender charge will be applied to such Purchase Payment (or portion thereof) again. There may be a 10%

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premature distribution tax penalty for taking a withdrawal prior to age 59 1/2. See "Federal Tax Matters" for more information.

Exceptions to Surrender Charge

No surrender charge will be applied:

  .   To money applied to provide a Payout Option;

  .   To death benefits;

  . If no Purchase Payments have been received during the 60 months prior to the date of surrender;

  .   If your account has been in effect for 15 years or longer;

  . If your account has been in effect for 5 years or longer, and you have attained age 59 1/2;

  .   To "No Charge Systematic Withdrawals";

  . Under certain contracts, to withdrawals under the No Charge Minimum Distribution provisions;

  . If, after the original Contract issue date, you have become totally and permanently disabled, defined as follows: you are unable, due to mental or physical impairment, to perform the material and substantial duties of any occupation for which you are suited by means of education, training or experience; the impairment must have been in existence for more than 180 days; the impairment must be expected to result in death or be long-standing and indefinite and proof of disability must be evidenced by a certified copy of a Social Security Administration determination or a doctor's verification; or

  . If you are at least 55 years old, are no longer employed by the employer that established the plan, and your account under the plan was established at least 5 years prior to the date of surrender.


  . For Contracts issued to individuals in the State of Oregon, no surrender charge will be applied to withdrawals if your account has been in effect for 10 years or longer. In addition, we will treat funds withdrawn from such Contract, when such funds are subject to surrender charges, as attributable to Purchase Payments withdrawn on a first-in-first out basis. This procedure applies to Contracts issued on and after July 1, 2017. The amount of the surrender charge for such Contracts will be the lessor of: five percent (5%) of the amount withdrawn which is attributable to Purchase Payments received during the most recent 60 months; or five percent (5%) of the total amount withdrawn.


We may waive any otherwise applicable surrender charge if you reinvest the surrender proceeds in another VALIC product. You will, however, be subject to a surrender charge, if any, in the newly acquired product under the same terms and conditions as the original product. For purposes of calculating any surrender charge due, you will be considered to have acquired the new product as of the date you acquired the original product.

PREMIUM TAX CHARGE

Premium taxes are imposed by some states, cities, and towns. The rate will range from 0% to 3.5%, depending on whether the Contract is qualified or nonqualified. Such tax will be deducted from the Account Value when annuity payments are to begin. We will not profit from this charge.

SEPARATE ACCOUNT CHARGES


The Separate Account Charges for each Variable Account Option are shown in the Fee Tables of this prospectus. The charges range from 0.35% to 0.85% depending on the Variable Account Option selected. The charge is deducted daily from the net assets. This charge is guaranteed and cannot be increased by the Company. These charges are to compensate the Company for assuming certain risks under Portfolio Director. The Company assumes the obligation to provide payments during the Payout Period for your lifetime, no matter how long that might be. In addition, the Company assumes the obligation, during the Purchase Period, to pay an interest guaranteed death benefit. The Separate Account charges also may cover the costs of issuing and administering Portfolio Director and administering and marketing the Variable Account Options, including but not limited to enrollment, participant communication and education. Separate Account Charges are applied to Variable Account Options during both the Purchase Period and Payout Period.


The Separate Account Charges may be reduced if issued to certain types of plans that are expected to result in lower costs to VALIC, as discussed below.

Reduction or Waiver of Account Maintenance, Surrender, or Separate Account
Charges

We may, as described below, determine that the account maintenance charge, surrender charges, or Separate Account charges for Portfolio Director may be reduced or waived. We may reduce or waive these charges if we determine that your retirement program will allow us to reduce or eliminate administrative or sales expenses that we usually incur for retirement programs. There are a number of factors we will review in determining whether your retirement program will

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allow us to reduce or eliminate these administrative or sales expenses:

  . The type of retirement program. Certain types of retirement programs, because of their stability, can result in lower administrative costs.

  . The nature of your retirement program. Certain types of retirement programs, due to the types of employees who participate, experience fewer account surrenders, thus reducing administrative costs.

  . Other factors of which we are not presently aware that could reduce administrative costs.

We review the following additional factors to determine whether we can reduce or waive account maintenance charges:

  . The frequency of Purchase Payments for your retirement program. Purchase Payments received no more than once a year can reduce administrative costs.

  . The administrative tasks performed by your employer for your retirement program.

The employer sponsoring your retirement program can, through its method of remitting Purchase Payments, reduce administrative costs.

We review the following additional factors to determine whether we can reduce surrender charges:

  . The size of your retirement program. A retirement program that involves a larger group of employees may allow us to reduce sales expenses.

  . The total amount of Purchase Payments to be received for your retirement program. Larger Purchase Payments can reduce sales expenses.

  . The use of mass enrollment or related administrative tasks performed by your employer for your retirement program.

We review the following additional factors to determine whether we can reduce the Separate Account charges:

  .   The frequency of Purchase Payments for your retirement program.

  .   The size of your retirement program.

  .   The amount of your retirement program's periodic Purchase Payment.

  .   The method of remitting periodic Purchase Payments.

In no event will the reduction or waiver of fees and charges be permitted where the reduction or waiver will unfairly discriminate against any person.

Additionally, under certain circumstances, and at VALIC's sole discretion, VALIC may issue a Contract credit for amounts transferred on behalf of a group contract from another plan or provider, pursuant to the terms of the Contract.

Separate Account Expense Reimbursements or Credits

Some of the Mutual Funds or their affiliates have an agreement with the Company to pay the Company for administrative, recordkeeping and shareholder services it provides to the underlying Fund. The Company may, in its discretion, apply some or all of these payments to reduce its charges to the Division investing in that Fund. We receive payments for the administrative services we perform, such as account recordkeeping, mailing of Fund related information and responding to inquiries about the Funds. Currently, these payments range from 0.00% to 0.35% of the market value of the assets invested in the underlying Fund as of a certain date, usually paid at the end of each calendar quarter.

We may also receive what is referred to as "12b-1 fees" from some of the Funds themselves. In addition, we may receive non-12b-1 service fees from certain funds. These fees are designed to help pay for our direct and indirect distribution costs. The 12b-1 fees and non-12b-1 service fees are generally equal to 0.25% of the daily market value of the assets invested in the underlying Fund.

We may use these 12b-1 and non-12b-1 service fees or a portion of the recordkeeping fees to directly reduce the Separate Account Charges; thus, the net Separate Account Charges are reflected in the Fee Tables. The Separate Account Charges are guaranteed and may not be increased for the life of the Contracts. From time to time some of these fund arrangements may be renegotiated so that we receive a greater payment than previously paid. These fee arrangements do not result in any additional charges to Contract Owners or Participants.

MARKET VALUE ADJUSTMENT ("MVA")

Under the Multi-Year Option, you may establish one or more new Multi-Year Option guarantee periods (MVA Bands) with a minimum amount, as described in the Contract, per MVA Band in states in which the Multi-Year Option has been approved. The Company may change the minimum from time to time. Each MVA Band will be guaranteed to receive a stated rate of interest through the end of the selected MVA term. We guarantee your Multi-Year Option will earn at least the lowest minimum interest rate applicable to any of the fixed interest options in the Contract. A withdrawal will generally be subject to a surrender charge if it exceeds the amount of any free withdrawal amount permitted under your Contract. Withdrawals or transfers from an MVA Band prior to the end of the MVA term will be subject to a market value adjustment, unless an exception applies. This adjustment may be positive or negative,

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based upon the differences in selected interest rates at the time the MVA Band was established and at the time of the withdrawal. This adjustment will not apply upon the Owner's death, or if the Contract Owner is not a natural person, upon the death of the Annuitant. This adjustment applies independently from surrender charges, and can apply to a 10% free withdrawal. The market value adjustment may be waived for distributions that are required under your Contract. It will also be waived for 30 days following the end of an MVA term. Loans are not available from the Multi-Year Option. Please review your Contract for additional information on the Multi-Year Option.

OTHER CHARGES

We reserve the right to charge for certain taxes that we may have to pay. This could include federal income taxes. Currently, no such charges are being made.

Fees for plan services provided by parties other than VALIC or its affiliates maybe assessed to participant accounts upon the direction or authorization of a plan representative. Additional fees may be withdrawn from client accounts in accordance with a client's independent investment advisory contract. Such withdrawals will be identified on applicable participant account reports or client statements.

Plan loans from the Fixed Account Options may be allowed by your employer's plan. Refer to your plan for a description of charges and other information concerning plan loans. We reserve the right to charge a fee of up to $75 per loan (if permitted under state law) and to limit the number of outstanding loans.

PAYOUT PERIOD
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The Payout Period begins when you decide to retire or when you elect to annuitize all or a portion of your Account Value. If your employer's plan permits, you may apply any portion of your Account Value to one of the types of payout options listed below. You may choose to have your payout option on either a fixed, a variable, or a combination payout basis. When you choose to have your payout option on a variable basis, you may keep the same Variable Account Options in which your Purchase Payments were made, or transfer to different ones.

FIXED PAYOUT

Under a fixed payout, you will receive payments that are fixed and guaranteed by the Company. The amount of these payments will depend on:

  .   Type and duration of payout option chosen;

  .   Your age or your age and the age of your survivor (1);

  . Your gender or your gender and the gender of your survivor (1) (IRAs and certain nonqualified Contracts);

  .   The portion of your Account Value being applied; and

  .   The payout rate being applied and the frequency of the payments.
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  (1) This applies only to joint and survivor payouts.

If the benefit would be greater, the amount of your payments will be based on the current payout rate the Company uses for immediate annuity contracts.

ASSUMED INVESTMENT RATE

An "Assumed Investment Rate" or "AIR" is the rate used to determine your first monthly Payout Payment per thousand dollars of account value in your Variable Account Option. When you decide to enter the Payout Period, you will select your Payout Option, your Annuity Date, and the AIR. You may choose an AIR ranging from 3.5% to 5% (as prescribed by state law). If you choose a higher AIR, the initial Annuity Payment will be higher, but later payments will increase more slowly during periods of good investment performance, and decrease faster during periods of poor investment performance. The dollar amount of the variable income payments stays level if the net investment return equals the AIR. Your choice of AIR may affect the duration and frequency of payments, depending on the Payout Option selected. For example, a higher AIR will generate a higher initial Payout Payment, but as Payout Payments continue they may become smaller, and eventually could be less than if you had initially selected a lower AIR. The frequency of the Payout Payments may lessen to ensure that each Payout Payment is at least $25 per month.

VARIABLE PAYOUT

With a variable payout, you may select from your existing Variable Account Options. Your payments will vary accordingly. This is due to the varying investment results that will be experienced by each of the Variable Account Options you selected. The Payout Unit value is calculated just like the Purchase Unit value for each Variable Account Option except that the Payout Unit value includes a factor for the AIR you select. For additional information on how Payout Payments and Payout Unit Values are calculated, see the SAI.

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In determining your first Payout Payment, an AIR of 3.5% is used (unless you select a higher rate as allowed by state law). If the net investment experience of the Variable Account Option exceeds your AIR, your subsequent payments will be greater than your first payment. If the investment experience of the Variable Account Option is lower than your AIR, your subsequent payments will be less than your first payment.

COMBINATION FIXED AND VARIABLE PAYOUT

With a combination fixed and variable payout, you may choose:

  .   From your existing Variable Account Options (payments will vary); with a

  .   Fixed payout (payment is fixed and guaranteed).

PARTIAL ANNUITIZATION

A Participant may choose to annuitize a portion of the Account Value. This will, in essence, divide the Account Value into two parts. The current non-annuitized part would continue as before, while the annuitized part would effectively be moved to a new Payout Payment account. Thus, the death benefit in such a situation would be reduced to the value of the amount remaining in the account minus the amount applied to Payout Payments. Depending on the payout option selected, there may also be a death benefit from the annuitized portion of the account, such as a payout for a guaranteed period.

PAYOUT DATE

The payout date is the date elected by you on which the annuity Payout Payments will start. The date elected must be the first of any month. A request to start payments must be received in our Home Office on a form or through other media approved by VALIC. This request must be received by VALIC by at least the fifteenth (15th) day of the month prior to the month you wish your annuity payments to start. Your account will be valued ten days prior to the beginning of the month in which the Payout Payments will start.

The following additional rules also apply when determining the payout date:

  . The earliest payout date for a nonqualified Contract, an IRA, or a Roth IRA, is established by the terms of the contract, and generally can be any time from age 50 to age 85, and may not be later than age 85 without VALIC's consent.

  . The earliest payout date for all other qualified Contracts is generally subject to the terms of the employer-sponsored plan (including 403(b) plans and programs) under which the Contract is issued and the federal tax rules governing such Contracts and plans.

  . Distributions from qualified Contracts issued under employer-sponsored retirement plans generally are not permitted until after you stop working for the employer sponsoring the plan, unless you have experienced a qualifying financial hardship (or in the case of a 457(b) plan, an unforeseeable emergency) or unless you have become disabled.

  . In certain cases, and frequently in the case of your voluntary deferrals to a 403(b) or a 401(k) plan, you may begin taking distributions when you attain age 59 1/2 even if you are still working for the employer sponsoring the plan.

  . Except in the case of nonqualified Contracts, IRAs, and Roth IRAs, distributions generally must begin no later than April 1 following the calendar year you reach age 701/2 or the calendar year in which you retire, if later. Similar rules apply to IRAs, however distributions from those Contracts may not be postponed until after retirement.

  . All Contracts require distributions to commence within a prescribed period after the death of the Contract Owner/Participant, subject to the specific rules which apply to the type of plan or arrangement under which the contract is issued.

  . The Contract may also impose minimum amounts for annuity payments, either on an annual or on a more frequent periodic basis.

For additional information on plan-level distribution restrictions and on the minimum distribution rules that apply to payments under 403(b), 401, 403(a) and 457 plans, simplified employee plans ("SEPs") or IRAs, see "Federal Tax Matters" in this prospectus and in the SAI.

PAYOUT OPTIONS

You may specify the manner in which your Payout Payments are made. You may select one of the following options:

1. LIFE ONLY -- payments are made only to you during your lifetime. Under this option there is no provision for a death benefit for the Beneficiary. For example, it would be possible under this option for the Annuitant to receive only one Payout Payment if the Annuitant died prior to the date of the second payment, or two if the Annuitant died before the third payment.

2. LIFE WITH GUARANTEED PERIOD -- payments are made to you during your lifetime, but if you die before the guaranteed period has expired, your Beneficiary can receive payments for the rest of your guaranteed period, or take a lump-sum distribution.

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3. LIFE WITH CASH OR UNIT REFUND -- payments are made to you during your lifetime. These payments are based upon your life expectancy and will continue for as long as you live. If you do not outlive the life expectancy calculated for you, upon your death, your Beneficiary may receive an additional payment. The additional payment under a fixed annuity, if any, is equal to the fixed annuity value of the Contract Owner's Account at the time it was valued for the payout date, less the Payout Payments. The additional payment under a variable annuity, if any, is equal to the variable annuity value of the Contract Owner's Account as of the date we receive Proof of Death, less the Payout Payments.

4. JOINT AND SURVIVOR LIFE -- payments are made to you during the joint lifetime of you and a second person. Upon the death of one, payments continue during the lifetime of the survivor. This option is designed primarily for couples who require maximum possible variable payouts during their joint lives and are not concerned with providing for beneficiaries at the death of the last survivor. For example, it would be possible under this option for the joint Annuitants to receive only one payment if both Annuitants died prior to the date of the second payment, or for the joint Annuitants to receive only one payment and the surviving Annuitant to receive only one payment if one Annuitant died prior to the date of the second payment and the surviving Annuitant dies prior to the date of the third payment.

5. PAYMENT FOR A DESIGNATED PERIOD -- payments are made to you for a select number of years between five and 30. Upon your death, payments will continue to your Beneficiary until the designated period is completed.

PAYOUT INFORMATION

Once your Payout Payments have begun, the option you have chosen may not be stopped or changed. Any one of the Variable Account Options may result in your receiving unequal payments during the Payout Period. If payments begin before age 59 1/2, you may suffer unfavorable tax consequences, in the form of a penalty tax, if you do not meet an exception under federal tax law. See "Federal Tax Matters."

Under certain retirement plans, federal pension law may require that payments be made under the joint and survivor life payout option.

Most Payout Payments are made monthly. The first Payout Payment must total at least $25, and the annual payment must be at least $100. If the amount of a payment is less than $25, we reserve the right to reduce the frequency of payments so that each payment is at least $25, subject to any limitations under the Contract or plan.

For more information about payout options or enhancements of those payout options available under the Contract, see the SAI.

SURRENDER OF ACCOUNT VALUE
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WHEN SURRENDERS ARE ALLOWED

You may withdraw all or part of your Account Value at any time before the Payout Period begins if:

  .   allowed under federal and state law; and

  .   allowed under your employer's plan.

For Purchase Payments that are contributions made under your employer's plan, such as a 401(a) or (k) qualified cash or deferred arrangement or a 403(b) plan, surrenders are subject to the terms of the plan, in accordance with the Code. Qualified plans often require certain conditions to be met before a distribution or withdrawal may take place. See "Surrender Restrictions" below.

For an explanation of charges that may apply if you surrender your Account Value, see "Fees and Charges" in this prospectus. Additionally, you may incur a 10% federal tax penalty for partial or total surrenders made before age 59 1/2.

Delay of payment. We may be required under applicable law to block a request for a surrender until we receive instructions from the appropriate regulator, due to the USA Patriot Act. In accordance with state law, payments may be deferred up to six months after we receive a request for a full and immediate surrender of the Contract or certificate, including amounts accumulated in the Fixed Account Options, if approved in writing by the insurance commissioner of the state where the individual Contract is issued or where the group contract is issued for the certificate. If payment is deferred, interest will accrue until the payment is made.

VALIC may be required to suspend or postpone the payment of a withdrawal for any period of time when: (1) the NYSE is closed (other than a customary weekend and holiday closings); (2) trading with the NYSE is restricted; (3) an emergency exists such that disposal of or determination of the value of shares of the Variable Account Options is not reasonably practicable; or (4) the SEC, by order, so permits for the protection of Contract Owners.

SURRENDER PROCESS

If you are allowed to surrender all or a portion of your Account Value during the Purchase Period as noted above, then you must complete a surrender request form or information

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required in other approved media, and submit it to our Home Office or Annuity Service Center. We will mail the surrender value to you within seven calendar days after we receive your request if it is in good order. Good order means that all paperwork is complete and signed or approved by all required persons, and any necessary supporting legal documents or plan forms have been received in correct form.

We may be required to suspend or postpone payments if redemption of an underlying Fund's shares have been suspended or postponed. See the applicable Fund prospectus for a discussion of the reasons why the redemption of shares may be suspended or postponed.

We may receive a surrender for a Purchase Payment that has not cleared the banking system. We may delay payment of that portion of your surrender value until the check clears.

AMOUNT THAT MAY BE SURRENDERED

The amount that may be surrendered during the Purchase Period can be determined as follows:

                  Allowed   = (EQUALS)  Your Account Value(1)
                 Surrender                    - (MINUS)
                   Value                   Any Applicable
                                          Surrender Charge

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(1) Equals the Account Value next computed after your properly completed request for surrender is received in our Home Office.

There is no guarantee that the surrender value in a Variable Account Option will ever equal or exceed the total amount of your Purchase Payments received by us. The surrender value in a Fixed Account Option will never be less than the Purchase Payments allocated to the Fixed Account Option (less amounts transferred to a Variable Account Option or withdrawn from the Fixed Account Option), subject to applicable surrender charges.

SURRENDER RESTRICTIONS

Generally, Code section 403(b)(11) permits total or partial distributions from your voluntary contributions to a 403(b) contract only on account of hardship (employee contributions only without accrued interest), attainment of age
59 1/2, separation from service, death or disability. Similar restrictions apply to any amount transferred to a 403(b) contract from a 403(b)(7) custodial account. In addition, beginning for contracts issued on or after January 1, 2009, employer contributions and non-elective contributions to a 403(b) annuity contract are subject to restrictions specified in Treasury regulations as specifically imposed under the employer's plan.

Under the TEXAS STATE OPTIONAL RETIREMENT PROGRAM, no surrender or partial surrender will be allowed except upon attainment of age 70 1/2, retirement or other termination of employment or death.

Under the FLORIDA STATE OPTIONAL RETIREMENT PROGRAM, no surrender or partial surrender of Purchase Payments made by the employer will be allowed except upon termination of employment, retirement or death. Benefit payments based on payments from the employer may not be paid in a lump sum or for a period certain, but must be paid under a life contingency option, except for:

  .   death benefits; and

  .   certain small amounts approved by the State of Florida.

Under the LOUISIANA OPTIONAL RETIREMENT PLAN, retirement benefits must be paid in the form of a lifetime income option. Single sum surrenders and partial surrenders out of the plan are not permitted, unless they are rollovers to another qualified plan or IRA, except for death benefits.

Other employer-sponsored plans may also impose restrictions on the timing and form of surrenders from the Contract.

PARTIAL SURRENDERS

You may request a partial surrender of your Account Value at any time during the Purchase Period, subject to any applicable surrender restrictions. A partial surrender plus any surrender charge will reduce your Account Value. You may specify an amount to be taken from each Fund or the amount will be distributed pro-rata against all Funds. If you do not specify, the distribution will be taken pro-rata against the Variable Account and Fixed Account Options.

The reduction in the number of Purchase Units credited to your Variable Account Option Account Value will equal:

                The amount            /        Your Purchase Units
           surrendered from the    (DIVIDED  next computed after the
          Variable Account Option    BY)       written request for
                 + (PLUS)                    surrender is received at
           Any surrender charge                  our Home Office

The surrender value will be reduced by the full quarterly account maintenance charge in the case of a full surrender during a quarter. If your Account Value falls below a certain dollar amount and you do not make a Purchase Payment over a certain period of time, as specified in your Contract, we may close your account and pay the Account Value to you.

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SYSTEMATIC WITHDRAWALS

You may elect to withdraw all or part of your Account Value under a systematic withdrawal method as described in your Contract ("No Charge" systematic withdrawals). There will be no surrender charge for withdrawals using this method, which provides for:

  .   Payments to be made to you; and

  .   Payment over a stated period of time, but not less than five years; and

  . Payment of a stated yearly dollar amount or percentage (the amount or percentage may not exceed 20% of your Account Value at the time election is made).

We may require a minimum withdrawal amount under this method. The portion of your account that has not been withdrawn will continue to receive the investment return of the Variable Account Options that you selected. You may select the specific investment option(s) from which to take distributions for most payment options, or you may elect to have your payment distributed proportionally across all the funds in which you are invested, including the Multi-Year Option. A market value adjustment may apply to systematic withdrawals unless you choose the Fixed Interest Only payment option. Once begun, a "No Charge" systematic withdrawal election may not be changed, but can be revoked at no charge. If revoked, a "No Charge" systematic withdrawal may not be elected again. Systematic withdrawals that are not "No Charge" systematic withdrawals can be changed, revoked, and/or reinstated. No more than one systematic withdrawal election may be in effect at any one time. We reserve the right to discontinue any or all systematic withdrawals or to change the terms, at any time.

DISTRIBUTIONS REQUIRED BY FEDERAL TAX LAW

There will be no surrender charge on RMD's if the withdrawal:

  .   Is made payable to you; and

  . Does not exceed the amount required under federal tax law as determined by the values in your Portfolio Director Contract and VALIC.
You may select the specific investment option(s) from which to take distributions for most payment options, or you may elect to have your payment distributed proportionally across all the investment options in which you are invested, including the Multi-Year Option. This Contract feature will not be available in any year that an amount has been withdrawn under the "No Charge" systematic withdrawal method. See "Federal Tax Matters" for more information about required distribution rules.

EXCHANGE PRIVILEGE
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From time to time, we may offer to exchange certain fixed or variable contracts into Portfolio Director. Such an exchange offer will be made in accordance with applicable federal securities laws and state insurance rules and regulations. We will provide the specific terms and conditions of any such exchange offer at the time the offer is made.

DEATH BENEFITS
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The Contracts will pay death benefits during either the Purchase Period or the Payout Period. The death benefit provisions may vary from state to state.

THE PROCESS

VALIC requires that complete and acceptable documentation and paperwork be received from the Beneficiary in order to begin the death benefit payment process. First, Proof of Death is required. Proof of Death is defined as a certified copy of the death certificate, a certified copy of a decree of a court of competent jurisdiction as to death, a written statement by an attending physician, or any other proof satisfactory to VALIC. Additionally, the Beneficiary must include an election specifying the distribution method and any other form required by VALIC or a regulator to process the claim. The account will not be valued and any payments will not be made until all paperwork is complete and in a form acceptable to VALIC. Your Beneficiary may contact us at 1-800-448-2542 with any questions about required documentation and paperwork. Death benefits are paid only once per Contract.

If your Account Value is reduced to zero, you may no longer make subsequent Purchase Payments or transfers, and no death benefit will be payable.

BENEFICIARY INFORMATION

The Beneficiary may receive death benefits:

  .   In a lump sum;

  . In the form of an annuity under any of the Payout Options stated in the Payout Period section of this prospectus subject to the restrictions of that Payout Option; or

  .   In a manner consistent with Code section 401(a)(9) or 72(s).

Payment of any death benefits must be within the time limits set by federal tax law and by the plan, if any.

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Spousal Beneficiaries

A spousal Beneficiary may receive death benefits as shown above; or

In the case of a qualified Contract,

  . may delay any distributions until the Annuitant would have reached age 70 1/2; or

  . may roll the funds over to an IRA or certain retirement plans in which the spousal Beneficiary participates;

In the case of a nonqualified Contract,

  .   may continue the Contract as Contract Owner.

Beneficiaries Other Than Spouses

If the Beneficiary is not the spouse of the Annuitant, death benefits must be paid:

  .   In full within 5 years after the year of the Annuitant's death; or

  . By payments beginning within 1 year after the year of the Annuitant's death under:

       1. A life annuity;

       2. A life annuity with payments guaranteed to be made for at least a specified fixed period; or

       3. An annuity or other stream of payments for a designated period not exceeding the Beneficiary's life expectancy.

If the Annuitant dies before the beginning of the Annuity Period, the named Beneficiary may receive the payment.

Payments for a designated or fixed period and guarantee periods for a life annuity cannot be for a greater period of time than the Beneficiary's life expectancy. After choosing a payment option, a Beneficiary may exercise many of the investment options and other rights that the Participant or Contract Owner had under the Contract.

SPECIAL INFORMATION FOR INDIVIDUAL NONQUALIFIED CONTRACTS

It is possible that the Contract Owner and the Annuitant under a nonqualified Contract may not be the same person. If this is the case, and the Contract Owner dies, there will be no death benefit payable since the death benefit is only due in the event of the Annuitant's death. However, the Contract will be transferred to the contingent owner, if any, or to the Beneficiary if there is no contingent owner or to the Contract Owner's estate, if there is no Beneficiary. Such transfers may be considered a taxable event by the IRS. In general, payments received by your Beneficiaries after your death are taxed in the same manner as if you had received the payments. See "Federal Tax Matters."

DURING THE PURCHASE PERIOD

Two types of benefits are available if death occurs during the Purchase Period: interest guaranteed death benefit and standard death benefit. The Beneficiary will receive the greater of these two benefits. The interest guaranteed death benefit ensures that the Beneficiary receives at least a minimum death benefit under the Contract, even if invested in Variable Account Options, while the standard death benefit guarantees the return of Purchase Payments less any prior withdrawals.

As indicated above, a Participant may elect to annuitize only a certain portion and leave the remaining value in the account. The death benefit in such situations would include the value of the amount remaining in the account minus the amount applied to Payout Payments. Depending on the payout option selected, there may also be a death benefit from the annuitized portion of the account.

INTEREST GUARANTEED DEATH BENEFIT

The interest guaranteed death benefit is payable when death occurs prior to your reaching the age of 70, provided that the benefit is available in your state. The amount payable under the interest guaranteed death benefit will be at least equal to the sum of your Account Value in the Fixed Account Option(s) and the Variable Account Option(s) on the date VALIC receives all paperwork, including satisfactory proof of death, complete and in a form acceptable to VALIC.

The interest guaranteed death benefit is generally calculated as is shown below. The calculation becomes more complex based upon the transfers between available investment options or product exchanges. Thus, the death benefit may only be calculated for a Beneficiary once VALIC receives all paperwork, including satisfactory proof of death, complete and in a form acceptable to VALIC.

Step 1:  Determine your Fixed Account Option Value by taking the greater of:

             Value of Fixed Account Option on date all paperwork is complete and in a form acceptable to VALIC
             OR
             100% of Purchase Payments invested in Fixed Account
             Option
         -   (MINUS)
             Amount of all prior withdrawals from the Fixed Account
             Option, charges and any portion of Account Value applied under a Payout Option

--------------------------------------------------------------------------------


Step 2:  Determine your Variable Account Option Value by taking the greater of:

            Value of Variable Account Options on date all paperwork is complete and in a form acceptable to VALIC
            OR
            100% of Purchase Payments invested in Variable
            Account Options
        -   (MINUS)
            Amount of prior withdrawals (out of) or transfers (out of) the Variable Account Options
        +   (PLUS)
            Interest at an annual rate as specified in your Contract

Step 3:  Add step 1 + 2 = Death Benefit

For purposes of this calculation amounts transferred into the Variable Account Option will be treated as Purchase Payments.

This value may be adjusted if you received a Death Benefit Endorsement or Amendatory Endorsement with your Contract or certificate. See "Death Benefit Endorsement and Amendatory Endorsement" under the heading "Standard Death Benefit" below.

Important Note about Death Benefit Payable in New York: The interest guaranteed death benefit is not available in New York. In New York, only the standard death benefit is available.

Important Note about Death Benefit Payable in Florida. The interest guaranteed death benefit was not available in Florida for Contracts issued prior to March 5, 2012. For Contracts issued on or after March 5, 2012, the interest guaranteed death benefit is available on individual nonqualified Contracts, Roth IRAs or IRAs (issued outside of an employer-sponsored retirement plan) if death occurs prior to age 70; the standard death benefit is payable if death occurs on or after age 70. For Contracts issued in connection with an employer-sponsored retirement plan, only the standard death benefit is payable.

STANDARD DEATH BENEFIT

The standard death benefit is payable if death occurs on or after age 70, or at any age in a state where the interest guaranteed death benefit is not available.

The standard death benefit will be the greater of:

             Your Account Value on the date all paperwork is complete and in a form acceptable to VALIC
             OR
             100% of Purchase Payments (to Fixed and/or Variable
             Account Options)
         -   (MINUS)
             Amount of all Prior Withdrawals, Charges and any portion of Account Value applied under a Payout Option

Death Benefit Endorsement and Amendatory Endorsement -- The information below is applicable to you only if you received a Death Benefit Endorsement or Amendatory Endorsement with your Contract or certificate.

If the total amount of any death benefit payable from the Fixed and Variable Account Options under the Contract exceeds the Account Value as of the date all paperwork is complete and in a form acceptable to VALIC, then the total death benefit paid may be adjusted to limit the death benefit due to withdrawals. An Adjusted Purchase Payment Amount will be calculated, on the date all paperwork is complete and in a form acceptable to VALIC, determined as follows:

           A. 100% of Purchase Payments
           -  (MINUS)
           B. Gross Withdrawals (see below) and any portion of Account Value applied under a Payout Option
           +  (PLUS)
           C. Interest on the result of A minus B at an annual rate as specified in your Contract (see below).

Each "Gross Withdrawal" is calculated by multiplying the Account Value by a fraction. The numerator of the fraction is the amount of the withdrawal plus any associated fees and charges. The denominator of the fraction is the Account Value immediately prior to the withdrawal. Thus, each Gross Withdrawal will proportionately reduce the Adjusted Purchase Payment Amount. The interest adjustment in C. above is added only if you are under age 70 at the time of death and if your Contract was not issued in New York. See the Death Benefit Endorsement or Amendatory Endorsement for the interest rate to be applied.

The Contract death benefit and the Adjusted Purchase Payment Amount are compared. The lesser amount is then compared to the Account Value, and the beneficiary will receive the greater of those two amounts.

DURING THE PAYOUT PERIOD

If death occurs during the Payout Period, the Beneficiary may receive a death benefit depending on the payout option selected. The amount of death benefit will also depend on the payout option that you selected. The payout options available are described in the "Payout Period" section of this prospectus.

  . If the life only option or joint and survivor life option was chosen, there will be no death benefit.

  . If the life with guaranteed period option, joint and survivor life with guaranteed periods option, life with cash or unit refund option or payment for a designated period option was chosen, and the entire amount guaranteed has not been paid, the Beneficiary may

--------------------------------------------------------------------------------

      choose one of the following within 60 days after death benefits are payable:

       1. Receive the present value of any remaining payments in a lump sum; or

       2. Receive the remaining payments under the same terms of the guaranteed period option chosen by the deceased Annuitant; or

       3. Receive the present value of any remaining payments applied under the payment for a designated period option for a period equal to or shorter than the period remaining. Spousal Beneficiaries may be entitled to more favorable treatment under federal tax law.

OTHER CONTRACT FEATURES
--------------------------------------------------------------------------------

CHANGES THAT MAY NOT BE MADE

The following terms in the Contracts may not be changed once your account has been established:

  .   The Contract Owner (except for an individual nonqualified Contract);

  .   The Participant; and

  .   The Annuitant.

CHANGE OF BENEFICIARY

The Beneficiary (if not irrevocable) may usually be changed at any time.

Under some retirement programs, the right to name a Beneficiary other than the spouse or change a Beneficiary is subject to approval by the spouse. Also, the right to name a Beneficiary other than the spouse may be subject to certain laws and regulations applicable to the plan.

If the Annuitant dies, and there is no Beneficiary, any death benefit will be payable to the Annuitant's estate, except in the case of a nonqualified Contract where the Contract Owner and Annuitant are different, in which case the death benefit is paid to the Contract Owner or the Contract Owner's estate.

If a Beneficiary dies while receiving payments, and there is no co-Beneficiary to continue to receive payments, any amount still due will be paid to the Beneficiary's estate.

CONTINGENT OWNER

The Contract Owner may name a contingent owner under an individual nonqualified Contract. During the Purchase Period, the contingent owner may be changed.

CANCELLATION -- THE "FREE LOOK" PERIOD

The Contract Owner of a group Contract (employer) or individual Contract Owner may cancel a Contract by returning it to the Company within 20 days after it is received. (A longer period will be allowed if required under state law.) The free look does not apply to Participant certificates except in a limited number of states. We will allocate Purchase Payments as instructed during the "free look" period. To cancel the Contract, the Contract Owner must send a written request for cancellation and return the Contract to us at our Home Office before the end of the "Free Look" period. A refund will be made to the Contract Owner within seven days after receipt of the Contract within the required period. The amount of the refund will be equal to all Purchase Payments received or, if more, the amount required under state law. As noted previously, we reserve the right to withhold payment of the Premium Enhancement until the expiration of the Contract's free look period. See the "Purchase Period -- Premium Enhancement" section for more information. The Contract will be void once we issue a refund.

WE RESERVE CERTAIN RIGHTS

We may amend the Contracts to comply with changes in federal tax, securities, or other laws. We may also make changes to the Variable Account Options offered under the Contracts. For example, we may add new Variable Account Options to expand the offerings for an asset class. We may stop accepting allocations and/or investments in a particular Variable Account Option if the shares of the underlying Fund are no longer available for investment or if, for example, further investment would be inappropriate. We may move assets and re-direct future premium allocations from one Variable Account Option to another in accordance with federal and state law and, in some cases, with SEC approval. The new Variable Account Option offered may have different fees, expenses, objectives, strategies and risks.

We may restrict your ability to combine Contracts and may modify or suspend or impose additional or different conditions with respect to options available under the Contracts, as may be allowed by federal or state law. We will not make any changes to the Contracts without Contract Owner and Participant permission except as may be allowed by federal or state law. We may add endorsements to the Contracts that would apply only to new Contract Owners and Participants after the effective date of the changes. These changes would be subject to approval by the Company and may be subject to approval by the SEC.

--------------------------------------------------------------------------------


We reserve the right to operate VALIC Separate Account A as a management investment company under the applicable securities laws, and to deregister VALIC Separate Account A under applicable securities laws, if registration is no longer required.

RELATIONSHIP TO EMPLOYER'S PLAN

If the Contract is being offered under a retirement plan through your employer, you should always refer to the terms and conditions in your employer's plan when reviewing the description of the Contracts in this prospectus.

VOTING RIGHTS
--------------------------------------------------------------------------------

As discussed in the "About VALIC Separate Account A" section of this prospectus, VALIC Separate Account A holds, on your behalf, shares of the Mutual Funds that comprise the Variable Account Options. From time to time, the Funds may be required to hold a shareholder meeting to obtain approval from their shareholders for certain matters.

WHO MAY GIVE VOTING INSTRUCTIONS

During the Purchase Period, subject to any contrary provisions in the plan, the Contract Owner, Participant, or Beneficiary will have the right to give voting instructions to VALIC Separate Account A for the shareholder meetings, except as noted below. Proxy material and a form on which voting instructions may be given before the shareholder meeting is held will be mailed in advance of any shareholder meeting. Please vote each card received.

Participants in a nonqualified unfunded deferred compensation plan will not have the right to give voting instructions.

DETERMINATION OF FUND SHARES ATTRIBUTABLE TO YOUR ACCOUNT

During the Purchase Period

The number of Fund shares attributable to your account will be determined on the basis of the Purchase Units credited to your account on the record date set for the Fund shareholder meeting.

During the Payout Period or after a Death Benefit Has Been Paid

The number of Fund shares attributable to your account will be based on the liability for future variable annuity payments to your payees on the record date set for the Fund shareholder meeting.

HOW FUND SHARES ARE VOTED

VALIC Separate Account A will vote all of the shares of the Funds it holds based on, and in the same proportion as, the instructions given by all Participants invested in that Fund entitled to give instructions at that shareholder meeting. VALIC Separate Account A will vote the shares of the Funds it holds for which it receives no voting instruction in the same proportion as the shares for which voting instructions have been received.

In the future, we may decide how to vote the shares of VALIC Separate Account A in a different manner if permitted at that time under federal securities law.

FEDERAL TAX MATTERS
--------------------------------------------------------------------------------

The Contracts provide tax-deferred accumulation over time, but may be subject to certain federal income and excise taxes, mentioned below. Refer to the SAI for further details. Section references are to the Code. We do not attempt to describe any potential estate or gift tax, or any applicable state, local or foreign tax law other than possible premium taxes mentioned under "Premium Tax Charge." Discussions regarding the tax treatment of any annuity contract or retirement plans and programs are intended for general purposes only and are not intended as tax advice, either general or individualized, nor should they be interpreted to provide any predictions or guarantees of a particular tax treatment. Such discussions generally are based upon the Company's understanding of current tax rules and interpretations, and may include areas of those rules that are more or less clear or certain. Tax laws are subject to legislative modification, and while many such modifications will have only a prospective application, it is important to recognize that a change could have retroactive effect as well. You should seek competent tax or legal advice, as you deem necessary or appropriate, regarding your own circumstances.

TYPES OF PLANS

Tax rules vary, depending on whether the Contract is offered under your employer's tax-qualified retirement program, an individual retirement plan, or is instead a nonqualified Contract. The Contracts are used under the following types of retirement arrangements:

  . Section 403(b) annuities for employees of public schools and section 501(c)(3) tax-exempt organizations;

  . Section 401(a), 403(a) and 401(k) qualified plans (including plans for self-employed individuals);

--------------------------------------------------------------------------------


  .   Section 408(b) traditional IRAs;

  .   Section 408A Roth IRAs;

  . Section 457 deferred compensation plans of governmental and tax-exempt employers;

  .   Section 408(k) SEPs and SARSEPs; and

  .   Section 408(p) SIMPLE retirement accounts.

Contributions under any of these retirement arrangements generally must be made to a qualifying annuity Contract or to a qualifying trust or custodial account, in order for the contributions to receive favorable tax treatment as pre-tax (or Roth) contributions. Contracts purchased under these retirement arrangements are "Qualified Contracts."

Note that the specific terms of the governing employer plan may limit rights and options otherwise available under a Contract. In addition, changes in the applicable laws or regulations may impose additional limitations or may require changes to the contract to maintain its status as a Qualified Contract.

In addition, the Contracts may be used as "Nonqualified Contracts." Such nonqualified Contracts may be used to "informally" fund nonqualified deferred compensation plans, or they may serve as individual annuity contracts issued outside of the context of any formal employer retirement plan or arrangement. Nonqualified Contracts generally may invest only in Fixed Account Options and in mutual funds that are not available to the general public outside of annuity contracts or life insurance contracts. The restriction on including publicly available funds in nonqualified annuity contracts results from a longstanding IRS position articulated in a 1981 Revenue Ruling and added to the Code in 1984. The restriction generally does not apply to Qualified Contracts, as confirmed by the IRS in 1999 guidance.

TAX CONSEQUENCES IN GENERAL

Purchase Payments, distributions, withdrawals, transfers and surrender of a Contract can each have a tax effect, which varies with the governing retirement arrangement. Please refer to the detailed explanation in the SAI, the documents (if any) controlling the retirement arrangement through which the Contract is offered, and your personal tax advisor.

Purchase Payments under the Contracts can be made as contributions by employers or as pre-tax or after-tax contributions by employees, depending on the type of retirement program. Purchase Payments also can be made outside of an employer-sponsored retirement program. After-tax Purchase Payments, including after-tax employee contributions, generally constitute "investment in the Contract." All Qualified Contracts receive deferral of tax on the inside build-up of earnings on invested Purchase Payments, until a distribution occurs. See the SAI for a discussion of the taxation of distributions, including upon death, and special rules, including those applicable to non-natural owners of nonqualified Contracts.

Transfers among investment options within a variable annuity Contract generally are not taxed at the time of such a transfer. However, in 1986, the IRS indicated that limitations might be imposed with respect to either the number of investment options available within a Contract, or the frequency of transfers between investment options, or both, in order for the Contract to be treated as an annuity Contract for federal income tax purposes. If imposed, VALIC can provide no assurance that such limitations would not be imposed on a retroactive basis to Contracts issued under this prospectus. However, VALIC has no present indications that the IRS intends to impose such limitations, or what the terms or scope of those limitations might be. In addition, based upon published guidance issued by the IRS in 1999, it appears likely that such limitations, if imposed, would only apply to nonqualified Contracts.

Distributions are taxed differently depending on the program through which the Contracts are offered and the previous tax characterization of the contributions to which the distribution relates. Generally, the portion of a distribution that is not considered a return of investment in the Contract is subject to income tax. For annuity payments, investment in the Contract is recovered ratably over the expected payout period. Special recovery rules might apply in certain situations. Non-periodic payments such as partial withdrawals and full surrenders during the Purchase Period are referred to as "amounts not received as an annuity" in the Code. These types of payments are generally taxed to the extent of any gain existing in the Contract at the time of withdrawal.

Amounts subject to income tax may also incur excise or penalty taxes, under certain circumstances. Generally, as more fully discussed in the SAI, taxable distributions received before you attain age 591/2 are subject to a 10% penalty tax in addition to regular income tax, unless you make a rollover, in the case of a Qualified Contract, to another tax-deferred investment vehicle or meet certain exceptions. Note that a distribution from a 457(b) plan is not subject to the 10% tax penalty. And, if you have to report the distribution as ordinary income, you may need to make an estimated tax payment by the due date for the quarter in which you received the distribution, depending on the amount of federal tax withheld from the distribution. When calculating your tax liability to determine whether you need to make an estimated tax payment, your total tax for the year should also include the amount of the 10% additional tax on early distributions unless an exception applies. Amounts eligible for grandfathered status afforded to pre-1982 accounts might be exempt from the 10% early withdrawal penalty. Please consult with your tax advisor concerning these exceptions, tax

--------------------------------------------------------------------------------

reporting, and the tax-related effects of an early distribution. Required tax withholding will vary according to the type of program, type of payment and your tax status. In addition, amounts received under all Contracts may be subject to state income tax withholding requirements.

The Pension Protection Act of 2006 created other distribution events and exemptions from the 10% early withdrawal penalty tax. These include payments to certain reservists called up for active duty after September 11, 2001 and payments up to $3,000 per year made directly to an insurer for health, life and accident insurance by certain retired public safety officers.

On March 30, 2010, the Health Care and Education Reconciliation Act ("Reconciliation Act") was signed into law. Among other provisions, the Reconciliation Act imposes a new tax on net investment income, which went into effect in 2013, at the rate of 3.8% of investment income in excess of applicable thresholds for Modified Adjusted Gross Income ($250,000 for joint filers; $125,000 for married individuals filing separately; and, $200,000 for individual filers). An individual with MAGI in excess of the threshold will be required to pay this new tax on net investment income in excess of the applicable MAGI threshold. For this purpose, net investment income generally will include taxable withdrawals from a Non-Qualified contract, as well as other taxable amounts including amounts taxed annually to an owner that is not a natural person (see final paragraph in this section). This new tax generally does not apply to Qualified Contracts; however, taxable distributions from such contracts may be taken into account in determining the applicability of the MAGI thresholds.


It is the understanding of VALIC, confirmed by IRS Revenue Procedure 99-44, that a Qualified Contract described in section 401(a), 403(a), 403(b), 408(b) or 408A of the Code does not lose its deferred tax treatment if Purchase Payments under the Contract are invested in publicly available Mutual Funds.


It is also the understanding of VALIC that for each other type of Qualified Contract an independent exemption provides tax deferral regardless of how ownership of the Mutual Fund shares might be imputed for federal income tax purposes.

Investment earnings on contributions to nonqualified Contracts that are owned by non-natural persons (except for trusts or other entities as agent for a natural person) will be taxed currently to the Contract Owner and such Contracts will not be treated as annuities for federal income tax purposes.

Important Information Regarding 403(b) Regulations

On July 26, 2007, the Department of the Treasury published final 403(b) regulations that became largely effective on January 1, 2009. These comprehensive regulations include several rules and requirements, such as a requirement that employers maintain their 403(b) plans pursuant to a written plan. The final regulations, subsequent IRS guidance, and the terms of the written plan may impose restrictions on both new and existing contracts, including restrictions on the availability of loans, distributions, transfers and exchanges, regardless of when a contract was purchased.

In general, certain contracts originally established by a 90-24 transfer prior to September 25, 2007 are exempt (or grandfathered) from some of the requirements of the final regulations; provided that no salary reduction or other contributions have ever been made to the contract, and that no additional transfers are made to the contract on or after September 25, 2007. Further, contracts that are not grandfathered were generally required to be part of, and subject to the requirements of an employer's 403(b) plan upon its establishment, but no later than by January 1, 2009.

The rules in the final regulations generally do not affect a participant's ability to transfer some or all of a 403(b) account to a state-defined benefit plan to purchase service credits, where such a transfer is otherwise consistent with applicable rules and requirements and with the terms of the employer's plan.


As a general matter, many Contracts that have received plan contributions after 2004, and all Contracts that have received plan contributions after 2008, are required to be included in the plan and in the plan's administrative coordination, even if the investment provider and the Contract are no longer permitted to receive new contributions and/or transfers. However, IRS guidance generally permits a plan sponsor to exclude a Contract where the plan sponsor has otherwise made a good faith effort to include the Contract issued by a provider that ceased to receive contributions prior to January 1, 2009, as well as such Contracts maintained by certain former employees. You should be aware, however, that some rules governing contracts inside and outside of the plan after 2008 are subject to different interpretations, as well as possible additional IRS guidance. In addition, a Contract maintained under a plan subject to the requirements of Title I of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") may be required to be included in the plan regardless of whether it remains eligible to receive contributions after a specified date. The foregoing discussion is intended as a general discussion of the requirements only, and you may wish to discuss the requirements of the regulations and/or the general information above with your tax advisor.


U.S. DEPARTMENT OF LABOR FIDUCIARY REGULATION


On April 8, 2016 the United States Department of Labor ("DOL") published its final regulation defining fiduciary advice, along with related revisions to certain existing guidance, as well as a new exemption from specific ERISA prohibitions. The requirements under the regulation and related guidance apply

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primarily to ERISA plans and IRAs. While the new requirements generally will not impact your rights under the Contract, they may, however, affect recommendations made by your financial advisor and your financial advisor's ability to make those recommendations. More specifically, the regulation and related guidance generally will apply to recommendations to buy, sell or hold interests in the Contract, as well as recommendations for distributions and rollovers to or from the Contract where the Contract is in an ERISA plan or IRA. The original applicability date for the regulation and significant portions of the related guidance was April 10, 2017. In guidance released on April 5, 2017 this initial applicability date was delayed to June 9, 2017, as the DOL reviews the guidance in light of specific questions posed by the President in a memorandum issued to the DOL with regard to the 2016 regulation and the related guidance. In the absence of additional delays or revisions, full compliance with the regulation and the related guidance is required by January 1, 2018.


LEGAL PROCEEDINGS
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The Company is currently defending a lawsuit filed in the Circuit Court of Kanawha County, West Virginia on November 12, 2009 by the West Virginia Investment Management Board and The West Virginia Consolidated Public Retirement Board (the "WV Boards"). The WV Boards assert damages in excess of $100 million. In November 2014, the West Virginia Supreme Court reversed the trial court's grant of summary judgment in the Company's favor, and remanded the matter to the Business Court for further proceedings. The matter was arbitrated in March 2017 and a decision is expected by April 30, 2017.


Various federal, state and other regulatory agencies may from time to time review, examine or inquire into the operations, practices and procedures of the Company, such as through financial examinations, market conduct exams or regulatory inquiries. Based on the current status of pending regulatory examinations and inquiries involving the Company, the Company believes it is not likely that these regulatory examinations or inquiries will have a material adverse effect on the financial position, results of operations or cash flows of the Company.


Various other lawsuits against the Company have arisen in the ordinary course of business. As of April 21, 2017, the Company believes it is not likely that contingent liabilities arising from such lawsuits will have a material effect on the Company's statutory financial statements.


FINANCIAL STATEMENTS
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Financial statements of VALIC and the Separate Account and American Home (if applicable to you) are included in the SAI. For additional information about the Contracts, you may request a copy of the SAI. We have filed the SAI with the SEC and have incorporated it by reference into this prospectus. You may obtain a free copy of the SAI if you write us at our Home Office, located at 2929 Allen Parkway, Houston, Texas, 77019 or call us at 1-800-448-2542.

Information about the Separate Account, including the SAI, can also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Inquiries on the operations of the Public Reference Room may be made by calling the SEC at 1-202-942-8090. Reports and other information about the Separate Account are available on the SEC's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street, N.E., Washington D.C. 20549-0506.

           TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION
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                                                      PAGE
                                                      ----
                     General Information.............   3
                     Federal Tax Matters.............   3
                     Exchange Privilege..............  12
                     Calculation of Surrender Charge.  18
                     Purchase Unit Value.............  19

                                                            PAGE
                                                            ----
                Calculation of MVA Option..................  20
                Payout Payments............................  21
                Distribution of Variable Annuity Contracts.  23
                Experts....................................  23
                Comments on Financial Statements...........  23

                   APPENDIX A -- SELECTED PURCHASE UNIT DATA
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Purchase units shown are for a Purchase Unit outstanding throughout the year for each Variable Account Option.*


                                                                   NUMBER OF
                                                   UNIT    UNIT      UNITS
                                                  VALUE   VALUE   OUTSTANDING
  FUND NAME                                  YEAR AT 1/1 AT 12/31  AT 12/31
  ---------                                  ---- ------ -------- -----------
  VALIC COMPANY I
    Asset Allocation Fund (Division 5)       2016 8.395   8.955       48,507
                                             2015 8.484   8.395       40,666
                                             2014 8.101   8.484       44,784
                                             2013 7.028   8.101       33,100
                                             2012 6.239   7.028       44,724
                                             2011 6.219   6.239       35,058
                                             2010 5.461   6.219       30,163
                                             2009 4.444   5.461       33,286
                                             2008 5.740   4.444       43,079
                                             2007 5.432   5.740       51,018
    Blue Chip Growth Fund (Division 72)      2016 1.991   1.996    1,633,843
                                             2015 1.804   1.991    1,864,727
                                             2014 1.663   1.804    1,672,004
                                             2013 1.185   1.663    1,793,342
                                             2012 1.009   1.185    1,756,039
                                             2011 1.000   1.009    1,897,960
                                             2010 0.866   1.000    1,776,518
                                             2009 0.609   0.866    7,431,040
                                             2008 1.072   0.609    6,036,349
                                             2007 0.954   1.072    2,571,034
    Broad Cap Value Income Fund
     (Division 75)                           2016 1.760   1.992      259,681
                                             2015 1.794   1.760      489,160
                                             2014 1.679   1.794      873,472
                                             2013 1.238   1.679      302,505
                                             2012 1.092   1.238      400,082
                                             2011 1.081   1.092      340,729
                                             2010 0.950   1.081      238,391
                                             2009 0.763   0.950      262,031
                                             2008 1.171   0.763      318,615
                                             2007 1.156   1.171      262,950
    Capital Conservation Fund (Division 7)   2016 4.120   4.189      615,127
                                             2015 4.137   4.120    1,559,864
                                             2014 3.927   4.137    1,105,834
                                             2013 4.046   3.927      342,960
                                             2012 3.838   4.046      943,773
                                             2011 3.614   3.838      413,124
                                             2010 3.372   3.614      248,567
                                             2009 3.055   3.372      289,907
                                             2008 3.169   3.055      325,510
                                             2007 3.075   3.169      422,902
    Core Equity Fund (Division 15)           2016 3.567   3.997      295,116
                                             2015 3.656   3.567      316,812
                                             2014 3.298   3.656      344,765
                                             2013 2.460   3.298      359,241
                                             2012 2.167   2.460      403,151
                                             2011 2.191   2.167      457,362
                                             2010 1.954   2.191      470,922
                                             2009 1.593   1.954      547,314
                                             2008 2.547   1.593      773,394
                                             2007 2.489   2.547    1,339,870
    Dividend Value Fund (Division 21)        2016 2.932   3.401      769,147
                                             2015 2.969   2.932      590,519
                                             2014 2.734   2.969      665,162
                                             2013 2.115   2.734      637,780
                                             2012 1.890   2.115    1,902,684
                                             2011 1.758   1.890    1,363,711
                                             2010 1.551   1.758      364,431
                                             2009 1.311   1.551      454,380
                                             2008 2.036   1.311      529,452
                                             2007 2.058   2.036    1,376,939


                                                                   NUMBER OF
                                                   UNIT    UNIT      UNITS
                                                  VALUE   VALUE   OUTSTANDING
  FUND NAME                                  YEAR AT 1/1 AT 12/31  AT 12/31
  ---------                                  ---- ------ -------- -----------
    Dynamic Allocation Fund (Division 103)   2016 1.146   1.194      554,339
                                             2015 1.208   1.146      574,571
                                             2014 1.166   1.208      628,529
                                             2013 0.998   1.166      583,498
                                             2012    --   0.998           --
    Emerging Economies Fund (Division 87)    2016 0.796   0.882    6,358,011
                                             2015 0.937   0.796    5,638,907
                                             2014 0.998   0.937    5,163,653
                                             2013 1.033   0.998    5,495,210
                                             2012 0.874   1.033    5,362,560
                                             2011 1.011   0.874    3,777,789
                                             2010 0.914   1.011    3,630,966
                                             2009 0.710   0.914    3,963,799
                                             2008 1.325   0.710    4,429,851
                                             2007 1.222   1.325   21,583,563
    Foreign Value Fund (Division 89)         2016 1.213   1.351    2,449,094
                                             2015 1.316   1.213    2,845,904
                                             2014 1.498   1.316    2,837,721
                                             2013 1.195   1.498    3,103,969
                                             2012 1.012   1.195    3,599,933
                                             2011 1.170   1.012    5,014,763
                                             2010 1.094   1.170    6,219,408
                                             2009 0.747   1.094    9,465,183
                                             2008 1.355   0.747   10,564,087
                                             2007 1.227   1.355   11,585,693
    Global Real Estate Fund (Division 101)   2016 1.361   1.384    1,419,437
                                             2015 1.369   1.361    1,310,082
                                             2014 1.229   1.369    1,143,332
                                             2013 1.183   1.229    1,020,894
                                             2012 0.908   1.183    1,052,469
                                             2011 0.993   0.908    1,102,048
                                             2010 0.845   0.993      903,921
                                             2009 0.645   0.845    1,346,998
                                             2008    --   0.645    1,435,798
    Global Social Awareness Fund
     (Division 12)                           2016 6.123   6.509    2,051,372
                                             2015 6.180   6.123    1,076,410
                                             2014 5.758   6.180    1,271,208
                                             2013 4.495   5.758    1,160,520
                                             2012 3.855   4.495      395,804
                                             2011 4.134   3.855      454,292
                                             2010 3.706   4.134      353,772
                                             2009 2.833   3.706      650,734
                                             2008 4.749   2.833    1,006,351
                                             2007 4.577   4.749      976,365
    Global Strategy Fund (Division 88)       2016 1.880   1.968    2,534,194
                                             2015 1.986   1.880    3,537,131
                                             2014 1.962   1.986    2,835,043
                                             2013 1.662   1.962    2,624,528
                                             2012 1.398   1.662    2,576,275
                                             2011 1.439   1.398    4,153,246
                                             2010 1.296   1.439    4,508,067
                                             2009 1.051   1.296    3,599,788
                                             2008 1.335   1.051    4,539,740
                                             2007 1.220   1.335    4,996,405

--------

* The 2008 data for the Global Real Estate Fund begins on May 1, 2008, the date this fund was added to Portfolio Director. The 2011 data for the Invesco Balanced-Risk Commodity Strategy Fund begins on November 1, 2011, the date this fund was added to Portfolio Director. On March 23, 2012, the Lou Holland Growth Fund was merged into American Beacon Holland Large Cap Growth Fund. The data for 2011 and prior periods for the American Beacon Holland Large Cap Growth Fund reflects the data for the Lou Holland Growth Fund. The 2012 data for the Dynamic Allocation Fund begins on December 26, 2012, the date this fund was added to Portfolio Director. Each of the T. Rowe Price Retirement Funds was added to Portfolio Director December 30, 2014. Consequently, there are no Unit Values for the 1/1 periods for these Funds. Effective September 28, 2016, the VALIC Company I Money Market I Fund and the VALIC Company II Money Market II Fund changed their names to the Government Money Market I Fund and the Government Money Market II Fund, respectively.

--------------------------------------------------------------------------------


                                                                     NUMBER OF
                                                     UNIT    UNIT      UNITS
                                                    VALUE   VALUE   OUTSTANDING
 FUND NAME                                     YEAR AT 1/1 AT 12/31  AT 12/31
 ---------                                     ---- ------ -------- -----------
   Government Money Market I Fund
    (Division 6)                               2016 2.260   2.247    1,977,931
                                               2015 2.273   2.260    1,787,878
                                               2014 2.287   2.273    1,631,003
                                               2013 2.300   2.287    1,419,503
                                               2012 2.314   2.300    1,345,009
                                               2011 2.328   2.314    1,345,350
                                               2010 2.341   2.328    1,171,886
                                               2009 2.348   2.341    2,369,391
                                               2008 2.311   2.348    3,350,461
                                               2007 2.221   2.311    6,995,461
   Government Securities Fund (Division 8)     2016 3.996   4.021      995,419
                                               2015 3.988   3.996      324,809
                                               2014 3.802   3.988      569,579
                                               2013 3.993   3.802      758,000
                                               2012 3.874   3.993      166,325
                                               2011 3.550   3.874      150,347
                                               2010 3.435   3.550      181,539
                                               2009 3.592   3.435      310,411
                                               2008 3.292   3.592      294,595
                                               2007 3.076   3.292      171,495
   Growth Fund (Division 78)                   2016 1.795   1.870    3,886,832
                                               2015 1.752   1.795    4,012,281
                                               2014 1.592   1.752    4,392,481
                                               2013 1.221   1.592    4,674,880
                                               2012 1.069   1.221    5,626,767
                                               2011 1.082   1.069    6,055,510
                                               2010 0.921   1.082    5,992,221
                                               2009 0.679   0.921    6,668,828
                                               2008 1.131   0.679    7,512,120
                                               2007 0.940   1.131   32,052,377
   Growth & Income Fund (Division 16)          2016 3.773   4.171      153,016
                                               2015 3.799   3.773      162,739
                                               2014 3.349   3.799      178,136
                                               2013 2.539   3.349      145,916
                                               2012 2.254   2.539      169,871
                                               2011 2.307   2.254      220,605
                                               2010 2.124   2.370      240,301
                                               2009 1.754   2.124      261,115
                                               2008 2.790   1.754      282,364
                                               2007 2.622   2.790      293,799
   Health Sciences Fund (Division 73)          2016 4.836   4.303    1,367,460
                                               2015 4.319   4.836    1,740,688
                                               2014 3.302   4.319    1,519,365
                                               2013 2.200   3.302    1,350,959
                                               2012 1.680   2.200    1,324,666
                                               2011 1.530   1.680    1,526,741
                                               2010 1.329   1.530    1,395,941
                                               2009 1.017   1.329    1,979,366
                                               2008 1.453   1.017    2,086,000
                                               2007 1.243   1.453    2,526,736
   Inflation Protected Fund (Division 77)      2016 1.303   1.345    1,452,715
                                               2015 1.352   1.303    1,418,612
                                               2014 1.321   1.352    1,174,125
                                               2013 1.428   1.321    1,338,018
                                               2012 1.330   1.428    1,171,132
                                               2011 1.215   1.330      813,712
                                               2010 1.120   1.215      640,181
                                               2009 1.028   1.120    1,049,398
                                               2008 1.093   1.028      811,287
                                               2007 1.020   1.093       79,899
   International Equities Fund (Division 11)   2016 1.989   2.002    2,903,392
                                               2015 2.021   1.989    2,787,958
                                               2014 2.150   2.021    2,416,881
                                               2013 1.818   2.150    2,505,634
                                               2012 1.563   1.818    2,596,793
                                               2011 1.809   1.563    3,764,337
                                               2010 1.678   1.809    2,786,435
                                               2009 1.303   1.678    3,551,393
                                               2008 2.315   1.303    3,821,556
                                               2007 2.141   2.315    3,374,713


                                                                    NUMBER OF
                                                    UNIT    UNIT      UNITS
                                                   VALUE   VALUE   OUTSTANDING
  FUND NAME                                   YEAR AT 1/1 AT 12/31  AT 12/31
  ---------                                   ---- ------ -------- -----------
    International Government Bond Fund
     (Division 13)                            2016  3.194   3.293     376,474
                                              2015  3.324   3.194     414,885
                                              2014  3.299   3.324     420,108
                                              2013  3.516   3.299     510,076
                                              2012  3.256   3.516     629,970
                                              2011  3.135   3.256     734,816
                                              2010  2.917   3.135     867,475
                                              2009  2.630   2.917   1,088,499
                                              2008  2.661   2.630   1,549,545
                                              2007  2.501   2.661     951,630
    International Growth Fund (Division 20)   2016  2.980   2.881   1,097,685
                                              2015  3.013   2.980   1,587,633
                                              2014  3.140   3.013   1,966,481
                                              2013  2.616   3.140   2,202,931
                                              2012  2.190   2.616   3,648,865
                                              2011  2.442   2.190   2,458,686
                                              2010  2.182   2.442   2,830,224
                                              2009  1.622   2.182   2,386,717
                                              2008  2.813   1.622   2,097,063
                                              2007  2.467   2.813   2,502,365
    Large Cap Core Fund (Division 76)         2016  2.293   2.476     404,623
                                              2015  2.239   2.293     394,038
                                              2014  1.988   2.239     437,560
                                              2013  1.470   1.988     349,652
                                              2012  1.247   1.470     241,483
                                              2011  1.267   1.247     392,182
                                              2010  1.092   1.267     810,729
                                              2009  0.794   1.092   1,876,124
                                              2008  1.184   0.794   2,670,747
                                              2007  1.102   1.184     249,630
    Large Capital Growth Fund (Division 79)   2016  1.763   1.860   2,214,955
                                              2015  1.773   1.763   2,306,198
                                              2014  1.601   1.773   2,475,628
                                              2013  1.224   1.601   2,723,896
                                              2012  1.095   1.224   3,144,415
                                              2011  1.174   1.095   3,477,357
                                              2010  1.022   1.174   3,809,350
                                              2009  0.784   1.022   4,633,199
                                              2008  1.284   0.784   5,003,388
                                              2007  1.122   1.284   8,183,163
    Mid Cap Index Fund (Division 4)           2016 20.492  24.570     859,449
                                              2015 21.143  20.492     776,918
                                              2014 19.441  21.143     829,548
                                              2013 14.693  19.441     942,710
                                              2012 12.578  14.693   1,103,439
                                              2011 12.912  12.578   1,115,927
                                              2010 10.289  12.912   1,219,712
                                              2009  7.485  10.289   1,146,174
                                              2008 11.932   7.485   1,384,721
                                              2007 11.152  11.932   3,377,619
    Mid Cap Strategic Growth Fund
     (Division 83)                            2016  2.011   2.193     600,328
                                              2015  2.078   2.011     627,871
                                              2014  2.025   2.078     971,636
                                              2013  1.470   2.025   1,310,458
                                              2012  1.354   1.470     964,212
                                              2011  1.461   1.354   1,185,711
                                              2010  1.165   1.461   1,415,173
                                              2009  0.797   1.165   1,610,223
                                              2008  1.544   0.797   2,291,545
                                              2007  1.197   1.544   4,561,455
    Nasdaq-100(R) Index Fund (Division 46)    2016  1.322   1.403   1,688,164
                                              2015  1.218   1.322   1,644,036
                                              2014  1.032   1.218   1,640,343
                                              2013  0.762   1.032   1,616,259
                                              2012  0.650   0.762   1,589,314
                                              2011  0.635   0.650   1,361,782
                                              2010  0.534   0.635   1,262,462
                                              2009  0.346   0.534   1,445,415
                                              2008  0.604   0.346   1,624,668
                                              2007  0.512   0.604   2,271,567

--------------------------------------------------------------------------------


                                                                  NUMBER OF
                                                  UNIT    UNIT      UNITS
                                                 VALUE   VALUE   OUTSTANDING
    FUND NAME                               YEAR AT 1/1 AT 12/31  AT 12/31
    ---------                               ---- ------ -------- -----------
      Science & Technology Fund
       (Division 17)                        2016 5.471    5.837   1,300,044
                                            2015 5.102    5.471   1,423,246
                                            2014 4.486    5.102   1,432,444
                                            2013 3.167    4.486   1,468,763
                                            2012 2.841    3.167   1,751,366
                                            2011 3.040    2.841   1,841,311
                                            2010 2.505    3.040   1,983,913
                                            2009 1.523    2.505   2,378,150
                                            2008 2.836    1.523   2,429,103
                                            2007 2.424    2.836   9,328,934
      Small Cap Aggressive Growth Fund
       (Division 86)                        2016 2.222    2.249     523,566
                                            2015 2.203    2.222     534,405
                                            2014 2.016    2.203     412,100
                                            2013 1.355    2.016     438,794
                                            2012 1.184    1.355     463,067
                                            2011 1.327    1.184     562,986
                                            2010 1.045    1.327     662,730
                                            2009 0.686    1.045     827,836
                                            2008 1.162    0.686     848,671
                                            2007 1.021    1.162     762,472
      Small Cap Fund (Division 18)          2016 4.759    5.454     555,616
                                            2015 5.028    4.759     518,972
                                            2014 4.864    5.028     534,544
                                            2013 3.485    4.864     629,588
                                            2012 3.026    3.485   1,000,010
                                            2011 3.068    3.026     991,524
                                            2010 2.382    3.068     831,512
                                            2009 1.866    2.382     908,241
                                            2008 2.856    1.866   1,134,532
                                            2007 3.063    2.856   1,368,123
      Small Cap Index Fund (Division 14)    2016 6.292    7.579     737,800
                                            2015 6.626    6.292     740,241
                                            2014 6.363    6.626     824,921
                                            2013 4.617    6.363     895,216
                                            2012 4.003    4.617     918,468
                                            2011 4.208    4.003   1,260,659
                                            2010 3.345    4.208   1,376,227
                                            2009 2.624    3.345   1,652,916
                                            2008 4.029    2.624   1,997,123
                                            2007 4.132    4.029   4,417,329
      Small Cap Special Values Fund
       (Division 84)                        2016 1.584    2.045   1,046,829
                                            2015 1.664    1.584   2,072,603
                                            2014 1.565    1.664   1,907,958
                                            2013 1.133    1.565   2,148,856
                                            2012 0.996    1.133   3,045,310
                                            2011 1.054    0.996   1,907,684
                                            2010 0.872    1.054   1,848,622
                                            2009 0.667    0.872   2,652,417
                                            2008 1.041    0.667   2,969,120
                                            2007 1.164    1.041   3,496,149
      Small-Mid Growth Fund (Division 85)   2016 1.658    1.652     400,750
                                            2015 1.679    1.658     436,335
                                            2014 1.521    1.679     379,250
                                            2013 1.135    1.521     423,307
                                            2012 1.023    1.135     543,327
                                            2011 1.076    1.023     615,579
                                            2010 0.858    1.076     737,740
                                            2009 0.613    0.858     872,131
                                            2008 1.022    0.613     952,817
                                            2007 1.058    1.022   1,060,246
      Stock Index Fund (Division 10)        2016 9.735   10.799   2,569,869
                                            2015 9.691    9.735   2,365,180
                                            2014 8.607    9.691   2,674,208
                                            2013 6.563    8.607   3,340,341
                                            2012 5.713    6.563   3,775,348
                                            2011 5.645    5.713   4,060,930
                                            2010 4.951    5.645   4,071,403
                                            2009 3.948    4.951   4,220,931
                                            2008 6.325    3.948   4,610,545
                                            2007 6.053    6.325  16,814,360


                                                                    NUMBER OF
                                                    UNIT    UNIT      UNITS
                                                   VALUE   VALUE   OUTSTANDING
  FUND NAME                                   YEAR AT 1/1 AT 12/31  AT 12/31
  ---------                                   ---- ------ -------- -----------
    Value Fund (Division 74)                  2016 2.042   2.300      608,890
                                              2015 2.122   2.042      326,081
                                              2014 1.916   2.122      280,254
                                              2013 1.470   1.916      330,219
                                              2012 1.265   1.470      397,266
                                              2011 1.302   1.265      532,650
                                              2010 1.140   1.302      649,923
                                              2009 0.859   1.140    1,877,864
                                              2008 1.495   0.859    3,076,947
                                              2007 1.415   1.495      733,730
  VALIC COMPANY II
    Aggressive Growth Lifestyle Fund
     (Division 48)                            2016 2.920   3.165    1,071,849
                                              2015 2.957   2.920    1,083,550
                                              2014 2.845   2.957    1,066,781
                                              2013 2.340   2.845    1,058,543
                                              2012 2.039   2.340      965,180
                                              2011 2.049   2.039      706,136
                                              2010 1.774   2.049      632,279
                                              2009 1.378   1.774      883,698
                                              2008 2.063   1.378      993,829
                                              2007 1.885   2.063    1,066,647
    Capital Appreciation Fund (Division 39)   2016 1.839   1.869      472,315
                                              2015 1.743   1.838      490,563
                                              2014 1.611   1.743      478,592
                                              2013 1.188   1.611      509,392
                                              2012 1.011   1.188      582,617
                                              2011 1.034   1.011      702,604
                                              2010 0.901   1.034      751,394
                                              2009 0.688   0.907      892,083
                                              2008 1.237   0.688    1,027,117
                                              2007 1.035   1.237    1,100,795
    Conservative Growth Lifestyle Fund
     (Division 50)                            2016 2.763   2.936      843,133
                                              2015 2.810   2.763      808,934
                                              2014 2.721   2.810      877,774
                                              2013 2.497   2.721      842,448
                                              2012 2.240   2.497      504,647
                                              2011 2.173   2.240      443,385
                                              2010 1.922   2.173      393,141
                                              2009 1.595   1.922      579,779
                                              2008 1.960   1.595      486,048
                                              2007 1.836   1.960      428,327
    Core Bond Fund (Division 58)              2016 2.096   2.161    2,279,283
                                              2015 2.108   2.096      871,869
                                              2014 2.006   2.108    1,385,177
                                              2013 2.050   2.006    2,446,146
                                              2012 1.916   2.050    1,461,305
                                              2011 1.810   1.916    1,772,650
                                              2010 1.657   1.810    1,073,978
                                              2009 1.434   1.657      953,017
                                              2008 1.511   1.434      918,510
                                              2007 1.460   1.511    6,164,002
    Government Money Market II Fund
     (Division 44)                            2016 1.306   1.301    5,069,551
                                              2015 1.310   1.306    4,568,608
                                              2014 1.315   1.310    3,015,312
                                              2013 1.319   1.315    1,343,285
                                              2012 1.324   1.319      712,888
                                              2011 1.328   1.324      875,047
                                              2010 1.333   1.328      802,262
                                              2009 1.333   1.333    1,318,167
                                              2008 1.308   1.333    2,846,893
                                              2007 1.254   1.308    3,277,618

--------------------------------------------------------------------------------


                                                                 NUMBER OF
                                                 UNIT    UNIT      UNITS
                                                VALUE   VALUE   OUTSTANDING
    FUND NAME                              YEAR AT 1/1 AT 12/31  AT 12/31
    ---------                              ---- ------ -------- -----------
      High Yield Bond Fund (Division 60)   2016 2.553   2.872    1,241,681
                                           2015 2.659   2.553    1,298,826
                                           2014 2.594   2.659    1,069,263
                                           2013 2.475   2.594      617,257
                                           2012 2.183   2.475      724,495
                                           2011 2.099   2.183      782,417
                                           2010 1.855   2.099      808,273
                                           2009 1.297   1.855      947,155
                                           2008 1.895   1.297    1,076,268
                                           2007 1.874   1.895    1,066,929
      International Opportunities Fund
       (Division 33)                       2016 2.369   2.348      458,879
                                           2015 2.192   2.369      493,545
                                           2014 2.320   2.192      496,597
                                           2013 1.922   2.320      593,784
                                           2012 1.581   1.922      628,609
                                           2011 1.973   1.581    1,223,659
                                           2010 1.650   1.973    1,149,825
                                           2009 1.318   1.650    2,048,462
                                           2008 2.258   1.318    2,957,259
                                           2007 2.141   2.258    3,492,588
      Large Cap Value Fund (Division 40)   2016 2.866   3.344      330,299
                                           2015 2.959   2.866      303,665
                                           2014 2.681   2.959      358,435
                                           2013 1.988   2.681      477,793
                                           2012 1.706   1.988      399,767
                                           2011 1.790   1.706      496,743
                                           2010 1.549   1.790      501,328
                                           2009 1.411   1.549      766,502
                                           2008 2.238   1.411      841,753
                                           2007 2.179   2.238    1,549,643
      Mid Cap Growth Fund (Division 37)    2016 1.967   2.052      462,745
                                           2015 1.993   1.967      452,979
                                           2014 1.956   1.993      480,124
                                           2013 1.498   1.956      598,135
                                           2012 1.351   1.498      547,864
                                           2011 1.428   1.351      714,647
                                           2010 1.173   1.428      718,594
                                           2009 0.819   1.173      869,254
                                           2008 1.540   0.819      890,588
                                           2007 1.357   1.540    1,057,318
      Mid Cap Value Fund (Division 38)     2016 5.547   6.305      897,754
                                           2015 5.646   5.547    1,620,642
                                           2014 5.309   5.646    1,476,725
                                           2013 3.964   5.309    1,356,824
                                           2012 3.267   3.964    1,140,964
                                           2011 3.594   3.267    1,592,597
                                           2010 2.951   3.594    1,627,573
                                           2009 2.165   2.951    2,978,425
                                           2008 3.545   2.165    3,365,688
                                           2007 3.460   3.545    4,547,940
      Moderate Growth Lifestyle Fund
       (Division 49)                       2016 2.981   3.221    1,525,052
                                           2015 3.021   2.981    1,445,381
                                           2014 2.907   3.021    1,357,477
                                           2013 2.502   2.907    1,171,533
                                           2012 2.208   2.502    1,049,048
                                           2011 2.188   2.208      688,705
                                           2010 1.912   2.188      630,884
                                           2009 1.512   1.912    1,072,733
                                           2008 2.068   1.521      797,578
                                           2007 1.906   2.068      776,491


                                                                    NUMBER OF
                                                    UNIT    UNIT      UNITS
                                                   VALUE   VALUE   OUTSTANDING
  FUND NAME                                   YEAR AT 1/1 AT 12/31  AT 12/31
  ---------                                   ---- ------ -------- -----------
    Small Cap Growth Fund (Division 35)       2016 2.782   2.989      418,559
                                              2015 2.826   2.782      431,586
                                              2014 2.836   2.826      453,762
                                              2013 1.927   2.836      553,207
                                              2012 1.721   1.927      489,158
                                              2011 1.802   1.721      586,223
                                              2010 1.352   1.802      552,879
                                              2009 0.985   1.352      608,486
                                              2008 1.741   0.985      624,705
                                              2007 1.679   1.741      744,378
    Small Cap Value Fund (Division 36)        2016 3.610   4.680      862,323
                                              2015 3.876   3.610      511,538
                                              2014 3.685   3.876      566,054
                                              2013 2.715   3.685      739,472
                                              2012 2.368   2.715      676,326
                                              2011 2.576   2.368    1,164,298
                                              2010 2.055   2.576    1,438,429
                                              2009 1.660   2.055    1,698,342
                                              2008 2.370   1.660    1,562,640
                                              2007 2.557   2.370    3,811,579
    Socially Responsible Fund (Division 41)   2016 2.665   2.939      916,733
                                              2015 2.645   2.665    2,191,032
                                              2014 2.298   2.645    1,551,055
                                              2013 1.703   2.298      915,518
                                              2012 1.483   1.703      395,106
                                              2011 1.469   1.483    1,395,614
                                              2010 1.286   1.469    2,351,649
                                              2009 0.987   1.286    1,742,795
                                              2008 1.586   0.987    1,567,566
                                              2007 1.531   1.586    3,591,862
    Strategic Bond Fund (Division 59)         2016 2.791   3.008    1,074,021
                                              2015 2.856   2.791    1,096,954
                                              2014 2.757   2.856    1,128,450
                                              2013 2.759   2.757    1,352,330
                                              2012 2.464   2.759    1,538,319
                                              2011 2.370   2.464    1,432,552
                                              2010 2.142   2.370    1,366,323
                                              2009 1.706   2.142    2,534,815
                                              2008 1.996   1.706    2,511,986
                                              2007 1.923   1.996    2,667,037
  PUBLIC FUNDS
    American Beacon Holland Large Cap
     Growth Fund (Division 70)                2016 1.846   1.869      160,801
                                              2015 1.746   1.846      171,337
                                              2014 1.642   1.746      191,939
                                              2013 1.249   1.642      208,254
                                              2012 1.120   1.249      691,950
                                              2011 1.090   1.120      442,599
                                              2010 0.962   1.090      444,600
                                              2009 0.696   0.962      878,870
                                              2008 1.074   0.696    1,494,859
                                              2007 0.988   1.074    1,367,313
    Ariel Appreciation Fund (Division 69)     2016 3.201   3.585      785,628
                                              2015 3.434   3.201    1,084,565
                                              2014 3.194   3.434    1,314,141
                                              2013 2.198   3.194    1,210,764
                                              2012 1.853   2.198    1,377,648
                                              2011 2.011   1.853    1,419,556
                                              2010 1.692   2.011    1,355,105
                                              2009 1.044   1.692    1,666,166
                                              2008 1.773   1.044    1,826,979
                                              2007 1.809   1.773    6,373,849

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                                                                 NUMBER OF
                                                 UNIT    UNIT      UNITS
                                                VALUE   VALUE   OUTSTANDING
    FUND NAME                              YEAR AT 1/1 AT 12/31  AT 12/31
    ---------                              ---- ------ -------- -----------
      Ariel Fund (Division 68)             2016 3.291   3.781      889,533
                                           2015 3.452   3.291    1,206,658
                                           2014 3.130   3.452    1.077,647
                                           2013 2.177   3.130    1,338,839
                                           2012 1.820   2.177    1,512,472
                                           2011 2.065   1.820    1,848,911
                                           2010 1.649   2.065    1,970,796
                                           2009 1.015   1.649    2,556,717
                                           2008 1.974   1.015    2,893,051
                                           2007 2.020   1.974    9,679,539
      Invesco Balanced Risk Commodity
       Strategy Fund (Division 102)        2016 0.593   0.660    1,871,609
                                           2015 0.714   0.593    1,597,460
                                           2014 0.853   0.714    1,183,197
                                           2013 0.997   0.853    1,030,058
                                           2012 0.968   0.997      761,480
                                           2011    --   0.968       27,912
      SunAmerica 2020 High Watermark
       (Division 82)                       2016 1.173   1.181        3,205
                                           2015 1.168   1.173        3,205
                                           2014 1.130   1.168        5,565
                                           2013 1.211   1.130       14,279
                                           2012 1.171   1.211       14,765
                                           2011 1.006   1.171       19,823
                                           2010 0.933   1.006       19,364
                                           2009 1.002   0.933        5,525
                                           2008 1.207   1.002        5,303
                                           2007 1.151   1.207        2,746
      T Rowe Price Retirement 2015 Fund
       (Division 104)                      2016 0.982   1.045           --
                                           2015    --   0.982           --
      T Rowe Price Retirement 2020 Fund
       (Division 105)                      2016 0.984   1.048        6,727
                                           2015    --   0.984        2,382
      T Rowe Price Retirement 2025 Fund
       (Division 106)                      2016 0.985   1.050        6,331
                                           2015    --   0.985        1,526
      T Rowe Price Retirement 2030 Fund
       (Division 107)                      2016 0.986   1.053        8,622
                                           2015    --   0.986        2,562
      T Rowe Price Retirement 2035 Fund
       (Division 108)                      2016 0.988   1.054       87,022
                                           2015    --   0.988        4,147
      T Rowe Price Retirement 2040 Fund
       (Division 109)                      2016 0.988   1.054        2,453
                                           2015    --   0.988          819
      T Rowe Price Retirement 2045 Fund
       (Division 110)                      2016 0.988   1.055       14,258
                                           2015    --   0.988        7,625
      T Rowe Price Retirement 2050 Fund
       (Division 111)                      2016 0.988   1.055        1,028
                                           2015    --   0.988          191
      T Rowe Price Retirement 2055 Fund
       (Division 112)                      2016 0.988   1.055        7,518
                                           2015    --   0.988        5,037
      T Rowe Price Retirement 2060 Fund
       (Division 113)                      2016 0.988   1.056           --
                                           2015    --   0.988           --
      Vanguard LifeStrategy Conservative
       Growth Fund (Division 54)           2016 2.081   2.186      377,717
                                           2015 2.103   2.081      313,112
                                           2014 1.983   2.103      352,020
                                           2013 1.833   1.983      391,622
                                           2012 1.693   1.833      401,720
                                           2011 1.678   1.693      499,684
                                           2010 1.523   1.678      566,418
                                           2009 1.312   1.523      896,140
                                           2008 1.644   1.312    1,088,132
                                           2007 1.550   1.644    1,176,728


                                                                   NUMBER OF
                                                   UNIT    UNIT      UNITS
                                                  VALUE   VALUE   OUTSTANDING
  FUND NAME                                  YEAR AT 1/1 AT 12/31  AT 12/31
  ---------                                  ---- ------ -------- -----------
    Vanguard LifeStrategy Growth Fund
     (Division 52)                           2016 2.249   2.416      966,139
                                             2015 2.295   2.249    1,036,548
                                             2014 2.160   2.295    1,028,843
                                             2013 1.797   2.160      977,230
                                             2012 1.585   1.797    1,130,915
                                             2011 1.636   1.585    1,301,368
                                             2010 1.434   1.636    1,469,204
                                             2009 1.157   1.434    1,801,346
                                             2008 1.779   1.157    2,001,770
                                             2007 1.669   1.779    2,031,848
    Vanguard LifeStrategy Moderate Growth
     Fund (Division 53)                      2016 2.219   2.358      946,502
                                             2015 2.251   2.219      982,188
                                             2014 2.120   2.251    1,041,007
                                             2013 1.859   2.120    1,132,113
                                             2012 1.677   1.859    1,330,392
                                             2011 1.687   1.677    1,344,250
                                             2010 1.502   1.687    1,462,764
                                             2009 1.259   1.502    1,948,195
                                             2008 1.727   1.259    2,390,039
                                             2007 1.623   1.727    2,917,032
    Vanguard Long-Term Investment-Grade
     Fund (Division 22)                      2016 3.635   3.896      468,982
                                             2015 3.739   3.635      470,692
                                             2014 3.184   3.739      439,651
                                             2013 3.402   3.184      499,691
                                             2012 3.066   3.402      689,628
                                             2011 2.632   3.066      705,168
                                             2010 2.392   2.632      753,849
                                             2009 2.212   2.392      753,426
                                             2008 2.176   2.212      899,174
                                             2007 2.110   2.176    1,270,669
    Vanguard Long-Term Treasury Fund
     (Division 23)                           2016 3.648   3.669      593,026
                                             2015 3.727   3.648      598,788
                                             2014 2.993   3.727      652,942
                                             2013 3.462   2.993      686,199
                                             2012 3.366   3.462      868,000
                                             2011 2.620   3.366      783,639
                                             2010 2.420   2.620      901,450
                                             2009 2.768   2.420    1,417,411
                                             2008 2.273   2.768    1,831,581
                                             2007 2.093   2.273    1,840,012
    Vanguard Wellington Fund (Division 25)   2016 4.438   4.885    4,033,098
                                             2015 4.473   4.438    4,418,094
                                             2014 4.108   4.473    4,600,811
                                             2013 3.462   4.108    4,994,649
                                             2012 3.102   3.462    5,073,363
                                             2011 3.012   3.102    5,850,044
                                             2010 2.738   3.012    5,945,169
                                             2009 2.260   2.738    5,406,833
                                             2008 2.934   2.260    6,005,134
                                             2007 2.730   2.934   19,078,304
    Vanguard Windsor II Fund (Division 24)   2016 4.043   4.547    2,584,432
                                             2015 4.213   4.043    3,247,475
                                             2014 3.823   4.213    3,215,514
                                             2013 2.950   3.823    3,403,522
                                             2012 2.549   2.950    3,639,394
                                             2011 2.503   2.549    3,955,338
                                             2010 2.282   2.503    4,166,371
                                             2009 1.812   2.282    7,099,568
                                             2008 2.887   1.812    6,249,982
                                             2007 2.848   2.887   18,522,732

                         APPENDIX B -- LIVING BENEFITS

--------------------------------------------------------------------------------


This Appendix provides information on IncomeLOCK +6, IncomeLOCK +8 (together, "IncomeLOCK Plus") and IncomeLOCK all of which are no longer available for purchase. Effective January 1, 2017, IncomeLOCK +6 is no longer available for purchase. Effective February 25, 2013, IncomeLOCK +8 was no longer available for purchase. If you elected IncomeLOCK +8 or if you elected IncomeLOCK +6 prior to February 25, 2013, see "IncomeLOCK Plus Endorsements Issued Prior to February 25, 2013" in this Appendix for specific provisions applicable to these products.

An optional Living Benefit is designed to help you create a guaranteed income stream for as long as you live, or as long as you and your spouse live, even if the entire Account Value has been reduced to zero, provided withdrawals taken are within the parameters of the applicable feature. A Living Benefit may offer protection in the event your Account Value declines due to unfavorable investment performance, certain withdrawal activity, if you live longer than expected or any combination of these factors. If you decide not to take withdrawals under these features, or you surrender your Contract, you will not receive the guarantees of the Living Benefit. You could pay for this feature and not need to use it. Likewise, depending on your Contract's market performance, you may never need to rely on the protections provided by a Living Benefit. If you elected IncomeLOCK Plus, you will not be able to take a loan while this Living Benefit is in effect.

TABLE OF CONTENTS



               LIVING BENEFIT DEFINED TERMS.................  B-1
               INCOMELOCK PLUS..............................  B-2
               Fee Table....................................  B-2
               IncomeLOCK Plus Fee Formula..................  B-2
               IncomeLOCK Plus Features.....................  B-3
               IncomeLOCK Plus Options......................  B-6
               Withdrawals under the Living Benefits........  B-9
               Death Benefits under IncomeLOCK Plus......... B-10

               INCOMELOCK PLUS ENDORSEMENTS ISSUED PRIOR TO
                 FEBRUARY 25, 2013.......................... B-11
               Fee Tables................................... B-11
               IncomeLOCK Plus Features..................... B-11
               IncomeLOCK Plus Options...................... B-15
               Surrender of Account Value................... B-16
               Loans........................................ B-16

               INCOMELOCK................................... B-16
               Extension Offer.............................. B-17
               Fee Table.................................... B-17
               IncomeLOCK Features.......................... B-17
               Surrender of Account Value................... B-21
               Death Benefits............................... B-22
               Loans........................................ B-23



LIVING BENEFIT DEFINED TERMS

ANNIVERSARY VALUE -- The Account Value minus any Ineligible Purchase Payments as measured on each Benefit Anniversary.

BENEFIT ANNIVERSARY -- the first day of each Benefit Year.

BENEFIT BASE -- a component of the calculation of the Living Benefit, which is used to determine the Living Benefit fee, the MAWA and the Protected Income Payment.

BENEFIT QUARTER ANNIVERSARY -- is the first Business Day following each consecutive three month period starting on the Endorsement Date.

BENEFIT YEAR -- each consecutive one year period starting on the Endorsement Date and each Benefit Anniversary, and ending on the day before the next Benefit Anniversary.

COVERED PERSON(S) -- the person or persons whose life or lives are used to determine the amount and duration of withdrawals under IncomeLOCK Plus. The Covered Persons are selected at the time IncomeLOCK Plus is elected and cannot be changed after the Endorsement Date.

ELIGIBLE PURCHASE PAYMENTS -- are Purchase Payments or portions thereof made on or after the Endorsement Date that are included in the calculation of the Benefit Base (and the Income Credit Base and Minimum Benefit Base, if applicable, for IncomeLOCK Plus). Note that all Purchase Payments are not Eligible Purchase Payments for purposes of calculating the Benefit Base.

ENDORSEMENT DATE -- the date we issued the Living Benefit endorsement to your Contract.

EXCESS WITHDRAWAL -- any withdrawal or portion thereof that causes the total of all withdrawals for that Benefit Year to exceed the Maximum Annual Withdrawal Amount, except if taken to meet a required minimum distribution associated with the Contract to which a Living Benefit endorsement is attached.

INCOME CREDIT -- is an amount that may be added to the Benefit Base during the Income Credit Period.

INCOME CREDIT BASE -- is a component of the calculation of IncomeLOCK Plus, which is used to determine the dollar amount of any Income Credit during the Income Credit Period.

INCOME CREDIT PERCENTAGE -- a percentage used to calculate any available Income Credit for IncomeLOCK Plus on each Benefit Anniversary during the Income Credit Period.

INCOME CREDIT PERIOD -- is the first twelve Benefit Years during which we calculate an Income Credit that may be added to the Benefit Base for IncomeLOCK Plus.

--------------------------------------------------------------------------------



INELIGIBLE PURCHASE PAYMENTS -- are Purchase Payments or portions thereof that are not included in the calculation of the Benefit Base (and the Income Credit Base and Minimum Benefit Base, if applicable, for IncomeLOCK Plus).

MAXIMUM ANNUAL WITHDRAWAL AMOUNT -- the maximum amount that may be withdrawn each Benefit Year and is an amount calculated as a percentage of the Benefit Base.

MINIMUM BENEFIT BASE -- is the guaranteed minimum amount to which the Benefit Base could be increased on the 12th Benefit Anniversary for IncomeLOCK Plus, provided no withdrawals are taken prior to that anniversary while the Living Benefit endorsement is in effect.

PROTECTED INCOME PAYMENT -- the amount to be paid each year over the remaining lifetime of the Covered Person(s) under IncomeLOCK Plus, after the Account Value is reduced to zero but the Benefit Base is still greater than zero.

INCOMELOCK PLUS

The IncomeLOCK Plus Living Benefit is a guaranteed minimum withdrawal benefit. You may elect IncomeLOCK Plus only on your original Contract issue date, subject to certain age requirements. You may elect to have the Living Benefit cover only your life or the lives of both you and your spouse. If you elected IncomeLOCK +8 or if you elected IncomeLOCK +6 prior to February 25, 2013, see "IncomeLOCK Plus Endorsements Issued Prior to February 25, 2013" in this Appendix for specific provisions applicable to these products.

FEE TABLE

The fees applicable to this Living Benefit are described below. You should keep in mind that an increase in the Benefit Base due to an adjustment to a higher Anniversary Value, an Income Credit, if applicable, or subsequent Eligible Purchase Payments will result in an increase to the dollar amount of the fee. Similarly, a decrease in the Benefit Base due to withdrawals will decrease the dollar amount of the fee.

The IncomeLOCK Plus fees are assessed as a percentage of the Benefit Base for all years in which the IncomeLOCK Plus benefit is in effect. The fee will be calculated and deducted on a proportional basis from your Account Value at the end of the first quarter following election and quarterly thereafter. If you purchased IncomeLOCK +8 or if you purchased IncomeLOCK +6 prior to February 25, 2013, see "IncomeLOCK Plus Endorsements Issued Prior to February 25, 2013" in this Appendix for specific provisions applicable to these products.


                                                               MAXIMUM
                                                              ANNUALIZED
                                  INITIAL  MAXIMUM  MINIMUM    FEE RATE
                                   ANNUAL   ANNUAL   ANNUAL    DECREASE
       NUMBER OF COVERED PERSONS  FEE RATE FEE RATE FEE RATE OR INCREASE*
       -------------------------  -------- -------- -------- ------------
         One Covered Person......   1.10%    2.20%    0.60%    +/-0.25%
         Two Covered Persons.....   1.35%    2.70%    0.60%    +/-0.25%

--------
* The fee rate can increase or decrease no more than 0.0625% each Benefit Quarter (0.25%/4).


The Initial Annual Fee Rate is guaranteed not to change for the first Benefit Year. Subsequently, the fee rate may change quarterly subject to the parameters identified in the table above. After the first Benefit Year, on each "Benefit Quarter Anniversary" (every consecutive three months starting on the Endorsement Date), we will deduct the fee in effect for the previous benefit quarter and determine the fee rate applicable to the next benefit quarter. Any fee adjustment is based on a non-discretionary formula tied to the change in the Volatility Index ("VIX(R)"), an index of market volatility reported by the Chicago Board Options Exchange. Your Fee Rate will increase or decrease on a Benefit Quarter Anniversary based on the change in the average value of the VIX from one Benefit Quarter to the next Benefit Quarter. See "Fee Tables" in this prospectus. For the formula of how the fee is calculated, see "IncomeLock Plus Fee Formula" below.


We will not assess a quarterly fee if you annuitize your Contract or if a death benefit is paid before the end of the benefit quarter. If IncomeLOCK Plus is still in effect while your Account Value is greater than zero, and you surrender your Contract, we will assess a pro-rata charge for the fee applicable to the benefit quarter in which the surrender occurs if you surrender your Contract before the end of a benefit quarter. The pro-rata fee is calculated by multiplying the fee by the number of days between the date the fee was last assessed and the date of surrender, divided by the number of days between the prior and the next benefit quarter anniversary. If your Account Value is reduced to zero before IncomeLOCK Plus has been cancelled, the fee will no longer be assessed.


INCOMELOCK PLUS FEE FORMULA

The fee for IncomeLOCK Plus is assessed against the Benefit Base and deducted from the Account Value at the end of each Benefit Quarter.

If you purchased your IncomeLOCK Plus endorsement prior to December 26, 2012, the value of the Volatility Index ("VIX"), an index of market volatility reported by the Chicago Board Options Exchange, used to calculate your fee is the value of the VIX at the end of the Benefit Quarter. If you purchased your IncomeLOCK Plus endorsement on or after December 26, 2012, the value of the VIX used to calculate your fee is the average of the VIX over the Benefit Quarter. The formula is the same, and the only difference is the value of the VIX that is used.

--------------------------------------------------------------------------------






The non-discretionary formula used in the calculation of the Annual Fee Rate applicable after the first Benefit Year is:

INITIAL ANNUAL FEE RATE + [0.05% X (VALUE OF THE VIX AS OF MARKET CLOSE ON EACH DAY THE FEE IS CALCULATED - 20)]

The Initial Annual Fee Rate is guaranteed for the first Benefit Year. Subsequently, the fee rate may change quarterly subject to the parameters identified in the table above. Any fee adjustment is based on the non-discretionary formula stated above which is tied to the change in the VIX. If the value of the VIX increases or decreases on a Benefit Quarter Anniversary, your fee rate will increase or decrease accordingly.

You may find the value of the VIX for any given day by going to the Chicago Board Options Exchange website, www.cboe.com.


INCOMELOCK PLUS FEATURES


IncomeLOCK Plus offers guaranteed lifetime income plus the opportunity to increase income by locking in the greater of either the Contract's highest Anniversary Value or an annual Income Credit. IncomeLOCK +6 with a 6% Income Credit may be elected at the date of Contract issue. If you purchased IncomeLOCK +8 or if you purchased IncomeLOCK +6 prior to February 25, 2013, see "IncomeLOCK Plus Endorsements Issued Prior to February 25, 2013" in this Appendix for specific provisions applicable to these products.


Income Credit Options

The annual Income Credit is an amount we may add to the Benefit Base each year for the first 12 Benefit Years. The Income Credit is reduced but not eliminated in any Benefit Year in which cumulative withdrawals are less than 6% of the Benefit Base, thereby providing a guarantee that income can increase during the first 12 years even after starting withdrawals. If you take withdrawals in any Benefit Year in excess of 6%, you will not receive any portion of the 6% Income Credit for that Benefit Year.

After the expiration of the Income Credit Period your Benefit Base may continue to be increased to lock in a higher Anniversary Value. In addition, if no withdrawals are taken during the first 12 years, on the 12th Benefit Anniversary, your Benefit Base will be increased to the Minimum Benefit Base if the Benefit Base is less than this Minimum Benefit Base. The Minimum Benefit Base is equal to 200% of the first Benefit Year's Eligible Purchase Payments.

Amounts Received Under IncomeLOCK Plus -- Summary

If you elect IncomeLOCK+6, you may choose from Income Option 1, 2 or 3 or the Income Option with a Custom Allocation, which determines the withdrawal percentages you will receive while the Living Benefit is in effect.


You may begin taking withdrawals as early as age 45. The amounts you receive will vary based on (1) the income option you selected, (2) whether there are one or two Covered Persons, and (3) the age of the Covered Person(s) at the time of the first withdrawal. The percentage of the Benefit Base that is guaranteed by the Living Benefits: (1) while the Account Value is greater than zero ranges from 3.25% to 6.5%, and (2) once the Account Value has been reduced to zero ranges from 3% to 5%. See the "IncomeLOCK Plus Options -- Amounts Received Under the Benefit" in this Appendix for more detailed information. Note, however, that taxable distributions received before you attain age 591/2 are subject to a 10% penalty tax in addition to regular income tax unless an exception applies (both the penalty tax and the exceptions are discussed in the "Federal Tax Matters" section in this prospectus).


Investment Restrictions

As long as your Living Benefit endorsement remains in effect, we require that you allocate your investments in accordance with the applicable minimum and maximum percentages applicable to the Living Benefit selected. All IncomeLOCK Plus endorsements require that 20% of your Purchase Payments (including Ineligible Purchase Payments) be allocated to Fixed Account Plus. All amounts not allocated to Fixed Account Plus, will be rebalanced on a quarterly basis through an automatic rebalancing program as discussed in more detail below.

The IncomeLOCK +6 (Options 1, 2 and 3) endorsement requires that the remaining 80% of Purchase Payments be allocated among the Dynamic Allocation Fund and the Group A Variable Account Options referenced below (excluding Fixed Account Plus and Short-Term Fixed Account). IncomeLOCK +6 (Custom Allocation) allows you to allocate Purchase Payments among the Variable Account Options from Groups A, B and C to create your personal investment portfolio, subject to the limitations provided in the table below, including that no more than 90% of each Purchase Payment may be allocated on a combined basis to Fixed Account Plus and Short-Term Fixed Account.

--------------------------------------------------------------------------------



If you purchased IncomeLOCK +8 or if you purchased IncomeLOCK +6 prior to February 25, 2013, see "IncomeLOCK Plus Endorsements Issued Prior to February 25, 2013" in this Appendix for more information regarding your investment restrictions.



INVESTMENT GROUP             Group A:                           Group B:                           Group C:
                           Bond, Cash and                     Equity Maximum                     Limited Equity
                           Fixed Accounts
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT                  30%-Minimum                        0%-Minimum                         0%-Minimum
RESTRICTIONS               100%-Maximum                        70%-Maximum                        10%-Maximum
-------------------------------------------------------------------------------------------------------------------------
VARIABLE ACCOUNT  Fixed Account Plus                Aggressive Growth Lifestyle Fund    Ariel Appreciation Fund
OPTIONS           Short-Term Fixed Account          American Beacon Holland             Ariel Fund
AND/OR            Capital Conservation Fund           Large Cap Growth Fund             Emerging Economies Fund
FIXED ACCOUNTS    Core Bond Fund                    Asset Allocation Fund               Global Real Estate Fund
                  Government Money Market I Fund    Blue Chip Growth Fund               Health Sciences Fund
                  Government Money Market II Fund   Broad Cap Value Income Fund         International Opportunities Fund
                  Government Securities Fund        Capital Appreciation Fund           Invesco Balanced-Risk Commodity
                  Inflation Protected Fund          Conservative Growth Lifestyle Fund    Strategy Fund
                  International Government          Core Equity Fund                    Mid Cap Growth Fund
                    Bond Fund                       Dividend Value Fund                 Mid Cap Strategic Growth Fund
                  Strategic Bond Fund               Dynamic Allocation Fund             Nasdaq-100(R) Index Fund
                  Vanguard Long-Term Investment     Foreign Value Fund                  Science and Technology Fund
                    Grade Fund                      Global Social Awareness Fund        Small Cap Aggressive Growth Fund
                  Vanguard Long-Term Treasury Fund  Global Strategy Fund                Small Cap Fund
                                                    Growth Fund                         Small Cap Growth Fund
                                                    Growth & Income Fund                Small Cap Index Fund
                                                    High Yield Bond Fund                Small Cap Special Values Fund
                                                    International Equities Index Fund
                                                    International Growth Fund
                                                    Large Cap Core Fund
                                                    Large Capital Growth Fund
                                                    Large Cap Value Fund
                                                    Mid Cap Index Fund
                                                    Mid Cap Value Fund
                                                    Moderate Growth Lifestyle Fund
                                                    Socially Responsible Fund
                                                    Stock Index Fund
                                                    T. Rowe Price Retirement 2015 Fund
                                                    T. Rowe Price Retirement 2020 Fund
                                                    T. Rowe Price Retirement 2025 Fund
                                                    T. Rowe Price Retirement 2030 Fund
                                                    T. Rowe Price Retirement 2035 Fund
                                                    T. Rowe Price Retirement 2040 Fund
                                                    T. Rowe Price Retirement 2045 Fund
                                                    T. Rowe Price Retirement 2050 Fund
                                                    T. Rowe Price Retirement 2055 Fund
                                                    T. Rowe Price Retirement 2060 Fund
                                                    Value Fund
                                                    Vanguard LifeStrategy
                                                      Conservative Growth Fund
                                                    Vanguard LifeStrategy
                                                      Growth Fund
                                                    Vanguard LifeStrategy Moderate
                                                      Growth Fund
                                                    Vanguard Wellington Fund
                                                    Vanguard Windsor II Fund

--------------------------------------------------------------------------------


Investments are not permitted in the following:

Multi-Year Fixed Option - 3 years
------------------------------------
Multi-Year Fixed Option - 5 years
------------------------------------
Multi-Year Fixed Option - 7 years
------------------------------------
Multi-Year Fixed Option - 10 years
------------------------------------
SunAmerica 2020 High Watermark Fund
------------------------------------

Automatic Allocation to Fixed Account Plus

The 20% automatic allocation to Fixed Account Plus counts against the 30% of your investments that must be allocated to Group A (IncomeLOCK +6 endorsements with Custom Allocation only). The automatic allocation applies to all Purchase Payments, including Ineligible Purchase Payments that are not included in the calculation of the Benefit Base (and the Income Credit Base and Minimum Benefit Base, if applicable). The automatic allocation must remain invested in Fixed Account Plus for as long as the IncomeLOCK Plus benefit remains in effect. You may not transfer any portion of the automatic allocation to Fixed Account Plus to other investment options under the Contract. You may not request a specific percentage of any withdrawal be deducted solely from the automatic allocation to Fixed Account Plus. Rather, any withdrawal reduces the automatic allocation to Fixed Account Plus in the same proportion that the withdrawal reduces your Account Value.

Asset Rebalancing Program

We will automatically enroll you in an automatic asset rebalancing program, with quarterly rebalancing, because market performance and withdrawal activity may result in allocations inconsistent with the restrictions. We will also initiate immediate rebalancing in accordance with your automatic asset rebalancing instructions, after any of the following transactions:

  .   Any transfer or reallocation you initiate; or

  .   Any withdrawal you initiate.

If you initiate any transfer or reallocation, you must also at that time modify the automatic asset rebalancing instructions. Automatic transfers or Systematic Withdrawals will not result in immediate rebalancing but will wait until the next scheduled quarterly rebalancing.

Each Benefit Quarter, we will rebalance the Contract in accordance with the most current automatic asset rebalancing instructions on file. We will not rebalance your investment in Fixed Account Plus if it would result in the balance in Fixed Account Plus decreasing below the automatic allocation. If at any point for any reason, the automatic asset rebalancing instructions would result in allocations inconsistent with the restrictions, we will revert to your last instructions on file that are consistent with the restrictions whether for rebalancing or for allocation of a Purchase Payment and implement those at the next balancing.

You may modify the automatic asset rebalancing instructions at any time as long as they are consistent with the restrictions. If the Living Benefit is cancelled or terminated and the Contract remains in-force, investment restrictions will no longer apply.

We reserve the right to change the investment requirements at any time for prospectively issued Contracts. We may also revise the investment requirements for any existing Contract to the extent variable or fixed investment options are added, deleted, substituted, merged or otherwise reorganized. We will notify you of any changes to the investment requirements.

Additional Important Information Applicable to IncomeLOCK Plus

IF YOU ELECT INCOMELOCK PLUS, YOU WILL NOT BE ABLE TO TAKE A LOAN WHILE THIS LIVING BENEFIT IS IN EFFECT. YOU WILL NEED TO WAIT UNTIL AFTER THE 5TH BENEFIT YEAR ANNIVERSARY (THE EARLIEST INCOMELOCK PLUS TERMINATION DATE), TERMINATE INCOMELOCK PLUS AND THEN TAKE A LOAN. WHEN YOU TERMINATE INCOMELOCK PLUS, YOU WILL LOSE ANY BENEFITS THAT YOU MAY HAVE HAD WITH THIS FEATURE.

Withdrawals under these features are treated like any other withdrawal for the purpose of calculating taxable income, reducing your Account Value. The withdrawals count toward the 10% you may withdraw each Contract year without a surrender charge. See the "Fees and Charges" section of this prospectus.

Any withdrawals taken may be subject to a 10% tax penalty if you are under age 59 1/2 at the time of the withdrawal. For information about how these features are treated for income tax purposes, you should consult a qualified tax advisor concerning your particular circumstances. If you set up required minimum distributions ("RMD") and have elected this feature, your distributions must be set up on the automated minimum distribution withdrawal program administered by our Annuity Service Center. Withdrawals greater than the RMD determined solely with reference to this Contract and the benefits thereunder, without aggregating the Contract with any other contract or account, may reduce the benefits of these features. In addition, if you have a qualified Contract, tax law and the terms of the plan may restrict withdrawal amounts. See the "Surrender of Account Value" and "Federal Tax Matters" sections of this prospectus.


IncomeLOCK Plus may only be elected on your original Contract issue date, provided you meet the applicable issue age requirements. Note that these features and/or their components may not be available in your state. If you purchased IncomeLOCK +8 or if you purchased IncomeLOCK +6 prior to February 25, 2013, see "IncomeLOCK Plus Endorsements Issued Prior to February 25, 2013" in this Appendix for specific

--------------------------------------------------------------------------------


provisions applicable to these products. In addition, effective December 26, 2012, IncomeLOCK Plus is no longer available for new enrollments under plans which are subject to the requirements of Title I of ERISA. This discontinuance will not affect participants who have already elected IncomeLOCK or IncomeLOCK Plus under such plans. Check with your financial advisor for availability and any additional restrictions.

Any amounts that we may pay under a Living Benefit in excess of your Account Value are subject to the Company's financial strength and claims-paying ability. EXCESS WITHDRAWALS MAY SIGNIFICANTLY REDUCE THE VALUE OF OR TERMINATE THE LIVING BENEFIT.


INCOMELOCK PLUS OPTIONS


You may elect IncomeLOCK Plus only on your Contract issue date to cover either your life only or the lives of both you and your spouse. We refer to the person or persons whose lifetime withdrawals are guaranteed under IncomeLOCK Plus as the "Covered Person(s)." If your Contract is not owned by a natural person, references to Owner(s) apply to the Annuitant(s). If you purchased IncomeLOCK +8 or if you purchased IncomeLOCK +6 prior to February 25, 2013, see "IncomeLOCK Plus Endorsements Issued Prior to February 25, 2013" in this Appendix for specific provisions applicable to these products.


IncomeLOCK +6 locks in the greater of two values in determining the Benefit Base. The Benefit Base determines the basis of the Covered Person(s)' guaranteed lifetime benefit which must be taken in a series of withdrawals. Each consecutive one-year period starting from the Endorsement Date is considered a Benefit Year. While the Benefit Base is greater than zero, the Benefit Base is automatically locked in on each Benefit Anniversary, to the greater of (1) the highest Anniversary Value, or (2) the Benefit Base increased by any available Income Credit. The Income Credit is reduced but not eliminated in any Benefit Year in which withdrawals are less than 6% of the Benefit Base, thereby providing a guarantee that income can increase during the first 12 years, even after starting withdrawals. There is an additional guarantee if you do not take any withdrawals before the 12th Benefit Anniversary (the "Minimum Benefit Base"). In that situation, the Benefit Base will be increased to the Minimum Benefit Base if the Benefit Base on the 12th Benefit Anniversary is less than the Minimum Benefit Base, which is equal to 200% of the first Benefit Year's Eligible Purchase Payments.

Age Requirements and Covered Persons

To elect IncomeLOCK Plus, Covered Persons must meet the age requirements set forth below. The age requirement varies depending on the number of Covered Persons. The age requirements for other optional benefits and features under your Contract may be different than those listed here. You must meet the age requirement for those features in order to elect them.

If you elect one Covered Person:

                                          COVERED PERSON
                      -----------------------------------
                                          MINIMUM MAXIMUM
                                            AGE     AGE
                      -----------------------------------
                      One Covered Person    45      80
                      -----------------------------------

If you elect two Covered Persons:

                                COVERED PERSON #1 COVERED PERSON #2
                ---------------------------------------------------
                                MINIMUM  MAXIMUM  MINIMUM  MAXIMUM
                                  AGE      AGE      AGE      AGE
                ---------------------------------------------------
                Nonqualified:
                One Owner
                with Spousal
                Beneficiary       45       80       45     N/A(1)
                ---------------------------------------------------
                Qualified: One
                Owner with
                Spousal
                Beneficiary       45       80       45     N/A(1)
                ---------------------------------------------------

--------
(1) The age requirement is based solely on the single owner for purposes of issuing the Contract with the Living Benefit. The spousal beneficiary's age is not considered in determining the maximum issue age of the second Covered Person.

Covered Persons can be any of the following:

If you elect one Covered Person:

  .   The Contract Owner

  .   The annuitant (for Contracts not naturally-owned)

If you elect two Covered Persons:

  .   The Contract Owner and the 100% spousal primary beneficiary

  . The annuitant and the 100% spousal primary beneficiary (for Contracts not naturally-owned)

  .   Spousal joint annuitants (for Contracts not naturally-owned)

Ownership changes can affect IncomeLOCK Plus as follows:

If you elect one Covered Person:

An ownership change that removes the Covered Person cancels the feature. Ownership changes that do not cancel the feature:

   1. Change from a natural to a non-natural Contract Owner: the natural Contract Owner and the annuitant must be the same person; and

   2. Change from a non-natural Contract Owner to a natural Contract Owner: the new natural Contract Owner and the annuitant must be the same person.

--------------------------------------------------------------------------------


If you elect two Covered Persons:

Ownership changes that do not eliminate the second Covered Person's guarantee include:

   1. Change from a natural to a non-natural Contract Owner (the natural Contract Owner and the annuitant must be the same person); and

   2. Change from a non-natural Contract Owner to a natural Contract Owner (the new natural Contract Owner and the annuitant must be the same person).
Ownership changes that eliminate the second Covered Person's guarantee, but still provide the life guarantee for the first Covered Person include:

   1. Removal or replacement of the original spousal beneficiary; and

   2. Removal of second Covered Person as Contract Owner or spousal beneficiary as a result of a divorce settlement.

Note also that if a Contract is non-naturally owned, a change of annuitant is not permitted.

Amounts Received under the Benefit


The amount you can receive differs depending on the Income Credit option you have elected and whether the Account Value is greater than or equal to zero. While the Account Value is greater than zero, the Maximum Annual Withdrawal Percentage represents the percentage of the Benefit Base used to calculate the Maximum Annual Withdrawal Amount that may be withdrawn each Benefit Year without decreasing the Benefit Base or Income Credit Base. If the Account Value has been reduced to zero, the Protected Income Payment Percentage represents the percentage of the Benefit Base used to calculate the Protected Income Payment that the client will receive each year over the remaining lifetime of the Covered Person(s). See "If your Account Value is Reduced to Zero" under the heading "Withdrawals under the Living Benefits" below.


The applicable Maximum Annual Withdrawal Percentage and Protected Income Payment Percentage depend on the attained age of the Covered Person(s) at the time of the first withdrawal under the benefit, as set forth below. The first percentage represents the Maximum Annual Withdrawal Percentage and the second percentage represents the Protected Income Payment Percentage for each of the options shown.

                                 INCOMELOCK +6

-----------------------------------------------------------------------------------------------
       NUMBER OF COVERED PERSONS
                  AND
     AGE OF COVERED PERSON AT FIRST          INCOME       INCOME        INCOME        CUSTOM
              WITHDRAWAL                    OPTION 1     OPTION 2      OPTION 3     ALLOCATION
-----------------------------------------------------------------------------------------------
One Covered Person (Age 64 and Younger)   5.0% / 3.0%* 5.0% / 3.0%* 3.75% for Life 4.5% / 3.0%*
-----------------------------------------------------------------------------------------------
One Covered Person (Age 65 and Older)     5.5% / 4.0%  6.5% / 3.0%  5.0% for Life  4.5% / 4.0%
-----------------------------------------------------------------------------------------------
Two Covered Persons (Age 64 and Younger)  4.5% / 3.0%* 4.5% / 3.0%* 3.25% for Life 4.0% /3.0%*
-----------------------------------------------------------------------------------------------
Two Covered Persons (Age 65 and Older)    5.0% / 4.0%  6.0% / 3.0%  4.50% for Life 4.0% / 4.0%
-----------------------------------------------------------------------------------------------

 * The Protected Income Payment Percentage is 4% if the Benefit Base is increased to a new highest Anniversary Value on or after the Covered Person's 65/th/ birthday or, if two Covered Persons are elected, on or after the younger Covered Person's 65/th/ birthday.

Calculation of the Value of each Component of the Benefit


The benefit offered by IncomeLOCK Plus is calculated by considering the factors described below. If you purchased IncomeLOCK +8 or if you purchased IncomeLOCK +6 prior to February 25, 2013, see "IncomeLOCK Plus Endorsements Issued Prior to February 25, 2013" in this Appendix for specific provisions applicable to these products.


First, we determine the initial Benefit Base. We reserve the right to limit the Account Value that will be considered in the initial Benefit Base to $1.5 million (annual cap amount) without our prior approval. The initial Benefit Base is equal to the initial Purchase Payment, which must be at least $50,000. In addition, certain Purchase Payments received during the first year after your Contract issue date will be considered Eligible Purchase Payments and will immediately increase the Benefit Base.

Any Purchase Payments made in contract year 1 in excess of the annual cap amount as well as all Purchase Payments received after the first contract year are considered Ineligible Purchase Payments, and are not included in the Benefit Base. Note that the earnings on Ineligible Purchase Payments, however, are included in the Anniversary Value. Total Eligible Purchase Payments are limited to $1,500,000 (annual cap amount) without prior Company approval.

The Benefit Base is increased by each subsequent Eligible Purchase Payment, and is reduced proportionately for Excess Withdrawals, as defined below.

Second, we consider the Income Credit Period. The Income Credit Period is the period of time over which we calculate the Income Credit. The Income Credit Period begins on the Endorsement Date and ends 12 years thereafter. The Income Credit Period may not be extended.

--------------------------------------------------------------------------------


Third, we determine the Anniversary Value which equals your Account Value on any Benefit Anniversary minus any Ineligible Purchase Payments. The highest Anniversary Value is the current Anniversary Value that is greater than (1) all previous Anniversary Values; or (2) Eligible Purchase Payments.

Fourth, we determine the Income Credit Base which is used solely as a basis for calculating the Income Credit during the Income Credit Period. The initial Income Credit Base is equal to the initial Benefit Base. The Income Credit Base is increased by each subsequent Eligible Purchase Payment, and is reduced proportionately for Excess Withdrawals, as defined below.

Fifth, we determine the Income Credit.

The Income Credit is equal to 6% ("Income Credit Percentage") of the Income Credit Base, on each Benefit Anniversary during the Income Credit Period. If you take withdrawals in a Benefit Year that are in total less than 6% of the Benefit Base (and therefore, less than your Maximum Annual Withdrawal Amount), the Income Credit Percentage on the Benefit Year anniversary is reduced by a percentage calculated as the sum of all withdrawals taken during the preceding Benefit Year, divided by the Benefit Base. For example, if you take a withdrawal that is equal to 4% of the Benefit Base, the Income Credit Percentage for that Benefit Year is reduced from 6% to 2%. However, if you take a withdrawal that is greater than the Maximum Annual Withdrawal Amount in the preceding Benefit Year, the Income Credit for that Benefit Year is equal to zero.

Sixth, we determine the Maximum Annual Withdrawal Amount, which represents the maximum amount that may be withdrawn each Benefit Year while the Account Value is greater than zero, without reducing the Benefit Base, and if applicable, the Income Credit Base. The Maximum Annual Withdrawal Amount is calculated by multiplying the Benefit Base by the applicable Maximum Annual Withdrawal Percentage. If your Account Value is reduced to zero but your Benefit Base is greater than zero, the Protected Income Payment is determined by multiplying the Benefit Base by the applicable Protected Income Payment Percentage.

Finally, we consider any Excess Withdrawals. We define Excess Withdrawals as any withdrawal in a Benefit Year taken after the Maximum Annual Withdrawal Amount has been withdrawn, or any portion of a withdrawal that causes the total withdrawals in a Benefit Year to exceed the Maximum Annual Withdrawal Amount.

Increase of the Benefit Base and Income Credit Base

On each Benefit Anniversary, the Benefit Base is automatically increased to the greater of (1) the highest Anniversary Value; or (2) the current Benefit Base plus the Income Credit, if any. In addition, the Benefit Base can also be increased to at least the Minimum Benefit Base on the 12th Benefit Year anniversary, PROVIDED NO WITHDRAWALS ARE TAKEN PRIOR TO THAT ANNIVERSARY.

On each Benefit Anniversary during the Income Credit Period (first 12 Benefit Years following the Endorsement Date), the Income Credit Base is automatically increased to the highest Anniversary Value, if the Benefit Base is also increased to the highest Anniversary Value. The Income Credit Base is not increased if an Income Credit is added to the Benefit Base.

Increases to your Benefit Base and Income Credit Base occur on Benefit Anniversaries while the Account Value is greater than zero. However, Eligible Purchase Payments can increase your Benefit Base and Income Credit Base at the time they are received. YOUR BENEFIT BASE AND INCOME CREDIT BASE WILL NOT INCREASE IF YOUR ACCOUNT VALUE WAS HIGHER ON DAYS OTHER THAN THE BENEFIT ANNIVERSARY.

In any Benefit Year during which subsequent Eligible Purchase Payments are allocated to your Contract, any remaining withdrawals of the Maximum Annual Withdrawal Amount will be based on the increased Maximum Annual Withdrawal Amount reduced by withdrawals previously taken in that Benefit Year. If the Benefit Base is increased on a Benefit Anniversary, the Maximum Annual Withdrawal Amount will be recalculated on that Benefit Anniversary, applicable to the coming Benefit Year, by multiplying the increased Benefit Base by the applicable Maximum Annual Withdrawal Percentage.


If the Account Value has been reduced to zero, the Benefit Base will no longer be recalculated on each Benefit Anniversary. See "If your Account Value is Reduced to Zero" under the heading "Withdrawals under the Living Benefits" below.


Cancellation of IncomeLOCK Plus

IncomeLOCK Plus may be cancelled by the Contract Owner on any Benefit Quarter Anniversary after the end of the 5/th/ Benefit Year. Cancellation will be effective on the Benefit Quarter Anniversary following receipt of a cancellation request and the fee will continue to be deducted up to and including the cancellation effective date. Prior fees taken are not returned upon cancellation. Once IncomeLOCK Plus is cancelled, the guarantees under the benefit are terminated, investment limitations no longer apply to the Contract and you may not re-elect IncomeLOCK Plus.

Automatic Termination of IncomeLOCK Plus

The feature and its corresponding fees will automatically and immediately terminate upon the occurrence of one of the following:

   1. Any Excess Withdrawal that reduces the Account Value and Benefit Base to zero.

   2. A death benefit is paid, and the Contract is terminated.

--------------------------------------------------------------------------------


   3. Full surrender or termination of the Contract.

   4. Full or partial annuitization of the Contract.

   5. Upon the death of the single Covered Person (for single life benefit).

   6. Upon the death of the second (surviving) Covered Person (for joint lives benefit).

   7. Any change of ownership except as noted above.

WITHDRAWALS UNDER THE LIVING BENEFITS

The timing and amount of withdrawals will affect the amounts received under the Living Benefits, as set forth below in greater detail.

The amount of any withdrawal for any Living Benefit which exceeds the Maximum Annual Withdrawal Amount because of RMDs required to comply with the minimum distribution requirements of the Code section 401(a)(9) and related provisions of the Code and regulations, as determined solely with reference to this Contract and the benefits thereunder, will not be treated as an Excess Withdrawal providing that all of the following conditions are met:

(1) No withdrawals in addition to the RMD are taken in that same year;

(2) Any RMD withdrawal is based only on the value of the Contract (including endorsements) and the benefits thereunder;

(3) If the Endorsement Date is on or before the Required Beginning Date (RBD) of the RMD, you take the first yearly RMD withdrawal in the calendar year you attain age 70 1/2, or retire, if applicable; and

(4) You do not make any RMD withdrawal that would result in you being paid in any Benefit Year more than one calendar year's RMD amount.

Any portion of a RMD withdrawal that is based on amounts greater than those set forth above will be considered an Excess Withdrawal.

If you have elected IncomeLOCK +6 and the RMD amount is greater than the Maximum Annual Withdrawal Amount, but less than 6% of the Benefit Base, an Income Credit will be included in determining any Benefit Base increase in that Benefit Year.

Withdrawals made under these Living Benefits are treated like any other withdrawals under the Contract for purposes of calculating taxable income, reducing the Account Value, deducting applicable surrender charges or market value adjustments, applying fixed account withdrawal restrictions or free withdrawal amounts and any other features, benefits and conditions of the Contract. The sum of withdrawals in any Benefit Year up to the Maximum Annual Withdrawal Amount will not be assessed a surrender charge.

YOU SHOULD NOT ELECT A LIVING BENEFIT IF YOU PLAN TO TAKE EXCESS WITHDRAWALS SINCE THOSE WITHDRAWALS MAY SIGNIFICANTLY REDUCE THE VALUE OF OR TERMINATE THE LIVING BENEFIT.

Withdrawal under IncomeLOCK Plus

The Maximum Annual Withdrawal Amount, the Benefit Base and the Income Credit Base may change over time as a result of the timing and amount of withdrawals. If you take a withdrawal before the 12th Benefit Year anniversary, your Benefit Base is not eligible to be increased to the Minimum Benefit Base.

Withdrawals during a Benefit Year that in total are less than or equal to the Maximum Annual Withdrawal Amount will not reduce the Benefit Base or Income Credit Base. However, if you choose to take less than the Maximum Annual Withdrawal Amount in any Benefit Year, you may not carry over the unused amount for withdrawal in subsequent years.

Excess Withdrawals reduce your Benefit Base on the date the Excess Withdrawal occurs. Any Excess Withdrawal in a Benefit Year reduces the Benefit Base in the same proportion by which the Account Value is reduced by the Excess Withdrawal. As a result of a reduction of the Benefit Base, the new Maximum Annual Withdrawal Amount will be equal to the reduced Benefit Base multiplied by the applicable Maximum Annual Withdrawal Percentage. The last recalculated Maximum Annual Withdrawal Amount in a given Benefit Year is available for withdrawal at the beginning of the next Benefit Year and may be lower than the previous Benefit Year's Maximum Annual Withdrawal Amount. When the Account Value is less than the Benefit Base, Excess Withdrawals will reduce the Benefit Base by an amount which is greater than the amount of the Excess Withdrawal. In addition, no Income Credit will be added to the Benefit Base in that Benefit Year.

The impact of withdrawals on specific factors is further explained below:

BENEFIT BASE AND INCOME CREDIT BASE: If the sum of withdrawals in any Benefit Year exceeds the Maximum Annual Withdrawal Amount, the Benefit Base and Income Credit Base will be reduced for those withdrawals. For each Excess Withdrawal taken, the Benefit Base and Income Credit Base are reduced in the same proportion by which the Account Value is reduced by the amount in excess of the Maximum Annual Withdrawal Amount.

MAXIMUM ANNUAL WITHDRAWAL AMOUNT: The Maximum Annual Withdrawal Amount is recalculated each time there is a change in the Benefit Base. Accordingly, if the sum of withdrawals in any

--------------------------------------------------------------------------------

Benefit Year does not exceed the Maximum Annual Withdrawal Amount for that year, the Maximum Annual Withdrawal Amount will not change for the next year unless your Benefit Base is increased. If you take an Excess Withdrawal, the Maximum Annual Withdrawal Amount will be recalculated by multiplying the reduced Benefit Base by the existing Maximum Annual Withdrawal Percentage. This recalculated Maximum Annual Withdrawal Amount is available for withdrawal at the beginning of the next Benefit Year and may be lower than your previous Maximum Annual Withdrawal Amount.

PROTECTED INCOME PAYMENT: If the Benefit Base is greater than zero, but the Account Value has been reduced to zero, we will pay any remaining Maximum Annual Withdrawal Amount for the current Benefit Year. Thereafter, you will receive the Protected Income Payment each year over the remaining lifetime of the Covered Person(s) which is calculated by multiplying the Benefit Base by the applicable Protected Income Payment Percentage. The Benefit Base is no longer increased on Benefit Anniversaries after the Account Value has been reduced to zero. As a result, the Protected Income Payment is calculated once and will not change. See "If your Account Value is Reduced to Zero" below.

If your Account Value is Reduced to Zero

All withdrawals from the Contract, including withdrawals under IncomeLOCK Plus, will reduce your Account Value. Unfavorable investment experience and/or fees may also reduce your Account Value. If the Account Value is reduced to zero but the Benefit Base is greater than zero, we will pay the remaining Maximum Annual Withdrawal Amount. Thereafter we will pay the Protected Income Payment over the remaining lifetime of the Covered Person(s).

IF AN EXCESS WITHDRAWAL REDUCES YOUR ACCOUNT VALUE TO ZERO, NO FURTHER BENEFITS ARE PAYABLE UNDER THE CONTRACT AND YOUR CONTRACT ALONG WITH INCOMELOCK PLUS WILL TERMINATE.

If your Account Value is reduced to zero, you may no longer make subsequent Purchase Payments or transfers, and no death benefit is payable. Therefore, you should be aware that, particularly during times of unfavorable investment performance, withdrawals taken under IncomeLOCK Plus may reduce the Account Value to zero, thereby terminating any other benefits of the Contract. In addition, an Income Credit is not available if the Account Value is reduced to zero, even if a benefit remains payable.

When the Account Value equals zero but the Benefit Base is greater than zero, to receive any remaining Living Benefit, you must select one of the following options for payment:

1. The Protected Income Payment divided equally and paid on a monthly, quarterly, semi-annual or annual frequency as selected by you until the date of death of the Covered Person(s); or

2. Any payment option mutually agreeable between you and us.

Once you elect a payment option, it cannot be changed. If you do not select a payment option above, the remaining benefit will be paid as an amount based on the Protected Income Payment Percentage. This amount will be divided equally and paid on a quarterly basis until the date of death of the Covered Person(s).

Latest Annuity Date

If the Account Value is greater than zero and you have reached the latest Annuity Date, if applicable, the Maximum Annual Withdrawal Amount is no longer available for withdrawal under IncomeLOCK Plus. Rather, the Protected Income Payment will be calculated by multiplying the Benefit Base by the Protected Income Payment Percentage and paid until the death(s) of the Covered Person(s), as discussed under "If your Account Value is Reduced to Zero" above.

If the Account Value and the Benefit Base are greater than zero on the latest Annuity Date, you must select one of the following options:

1. Annuitize the Account Value under the Contract's annuity provisions; or

2. Elect to receive the Protected Income Payment on the latest Annuity Date, divided equally and paid on a monthly, quarterly, semi-annual or annual frequency as selected by you until the date of death of the Covered Person(s); or

3. Any payment option mutually agreeable between you and us.

If you do not elect an option listed above, on the latest Annuity Date, we may annuitize the Account Value in accordance with one of the single or joint life and period certain options under the Annuity Provisions of the Contract or payments that do not exceed your life expectancy as required by the Internal Revenue Service ("IRS").

DEATH BENEFITS UNDER INCOMELOCK PLUS

If there is one Covered Person and that person dies, the surviving spousal Beneficiary may elect to:

1. Make a death claim if the Account Value is greater than zero, which terminates IncomeLOCK Plus and the Contract; or

2. Continue the Contract if the Account Value is greater than zero, without IncomeLOCK Plus and its corresponding fee.

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If there are two Covered Persons, upon the death of one Covered Person, the surviving Covered Person may elect to:

1. Make a death claim if the Account Value is greater than zero, which terminates IncomeLOCK Plus and the Contract; or

2. Continue the Contract with IncomeLOCK Plus and its corresponding fee.

The components of IncomeLOCK Plus in effect at the time of such continuation will not change. The surviving Covered Person can elect to receive withdrawals in accordance with the provisions of IncomeLOCK Plus elected based on the age of the younger Covered Person at the time the first withdrawal was taken. If no withdrawals were taken prior to the continuation, the Maximum Annual Withdrawal Percentage and the Protected Income Payment Percentage will be based on the age of the surviving Covered Person at the time the first withdrawal is taken. If the continuation occurs during the Income Credit Period, the surviving Covered Person will continue to receive any increases to the Benefit Base for highest Anniversary Values or if applicable, any Income Credit while the Account Value is greater than zero. The surviving Covered Person is also eligible to receive the Minimum Benefit Base on the 12th Benefit Anniversary if no withdrawals have been taken during the first 12 Benefit Years following the Endorsement Date.

Upon the death of the Covered Person(s), if the Account Value is greater than zero, a Beneficiary who is not a Covered Person must make an election under the death benefit provisions of the Contract, which terminates IncomeLOCK Plus.


For more information on death benefits, see "Death Benefits" in the prospectus.



INCOMELOCK PLUS ENDORSEMENTS ISSUED PRIOR TO FEBRUARY 25, 2013

Effective February 25, 2013, the IncomeLOCK +8 living benefit is no longer available for purchase. If you elected IncomeLOCK +6 or IncomeLOCK +8 prior to February 25, 2013, the following provisions are applicable to this feature. All other IncomeLOCK Plus information provided in this Appendix under the heading "IncomeLOCK Plus" above applies to your Living Benefit except the following:


FEE TABLES


The IncomeLOCK Plus fee is calculated as a percentage of the Benefit Base./1/


For Endorsement Dates of December 26, 2012 through February 24, 2013:


            -------------------------------------------------------
                                                          MAXIMUM
                                                        ANNUALIZED
                                              MAXIMUM    FEE RATE
             NUMBER OF COVERED   INITIAL FEE ANNUAL FEE DECREASE OR
                 PERSONS            RATE      RATE/2/   INCREASE/3/
            -------------------------------------------------------
            One Covered Person      1.10%      2.20%     +/-0.25%
            -------------------------------------------------------
            Two Covered Persons     1.35%      2.70%     +/-0.25%
            -------------------------------------------------------


For Endorsement Dates of May 1, 2012 through December 25, 2012:


            -------------------------------------------------------
                                                          MAXIMUM
                                                        ANNUALIZED
                                              MAXIMUM    FEE RATE
             NUMBER OF COVERED   INITIAL FEE ANNUAL FEE DECREASE OR
                 PERSONS            RATE      RATE/2/   INCREASE/3/
            -------------------------------------------------------
            One Covered Person      1.30%      2.60%     +/-0.25%
            -------------------------------------------------------
            Two Covered Persons     1.55%      3.10%     +/-0.25%
            -------------------------------------------------------


For Endorsement Dates prior to May 1, 2012:


            --------------------------------------------------------
                                                           MAXIMUM
                                                         ANNUALIZED
                                              MAXIMUM     FEE RATE
             NUMBER OF COVERED   INITIAL FEE   ANNUAL     DECREASE
                 PERSONS            RATE     FEE RATE/2/ OR INCREASE
            --------------------------------------------------------
            One Covered Person      1.10%      2.20%      +/-0.25%
            --------------------------------------------------------
            Two Covered Persons     1.35%      2.70%      +/-0.25%
            --------------------------------------------------------


The fee rate can increase or decrease no more than 0.0625% each Benefit Quarter (0.25%/4).

INCOMELOCK PLUS FEATURES

IncomeLOCK Plus offers guaranteed lifetime income plus the opportunity to increase income by locking in the greater of either the Contract's highest Anniversary Value or an annual Income Credit. IncomeLOCK Plus was available with two separate Income Credit options: IncomeLOCK +6, with a 6% Income Credit, and IncomeLOCK +8, with an 8% Income Credit. The annual Income Credit is an amount we may add to the Benefit Base each year for the first 12 Benefit Years. Although IncomeLOCK +6 is still available for purchase as of the date of

--------

/1/ The fee is assessed against the Benefit Base which determines the basis of the Covered Person(s) guaranteed lifetime benefit. The fee is deducted from your Account Value at the end of the first quarter following election and quarterly thereafter. For a complete description of how the Benefit Base is calculated for IncomeLOCK Plus, see "IncomeLOCK Plus -- IncomeLOCK Plus Options" in this Appendix.
/2/ The Initial Annual Fee Rate is guaranteed not to change for the first Benefit Year. Subsequently, the fee rate may change quarterly subject to the parameters identified in the table below. Any fee adjustment is based on a non-discretionary formula tied to the change in the Volatility Index ("VIX(R)"), an index of market volatility reported by the Chicago Board Options Exchange. If the VIX increases or decreases on a Benefit Quarter Anniversary, your fee rate will increase or decrease accordingly. See "IncomeLOCK Plus -- IncomeLOCK Plus Fee Formula" in this Appendix.
/3/  The Minimum Annual Fee Rate for IncomeLOCK Plus is 0.60%.

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this prospectus, IncomeLOCK +8 is no longer available as of February 25, 2013.

Income Credit Options

The annual Income Credit is an amount we may add to the Benefit Base each year for the first 12 Benefit Years.

For IncomeLOCK +6, the Income Credit is reduced but not eliminated in any Benefit Year in which cumulative withdrawals are less than 6% of the Benefit Base, thereby providing a guarantee that income can increase during the first 12 years even after starting withdrawals.

For IncomeLOCK +8, the Income Credit is only available in years when no withdrawals are taken.

After the expiration of the Income Credit Period your Benefit Base may continue to be increased to lock in a higher Anniversary Value. In addition, if no withdrawals are taken during the first 12 years, on the 12th Benefit Anniversary, your Benefit Base will be increased to the Minimum Benefit Base if the Benefit Base is less than this Minimum Benefit Base. The Minimum Benefit Base is equal to 200% of the first Benefit Year's Eligible Purchase Payments if the feature is added on the original Contract issue date or 200% of your Account Value on the Endorsement Date if the feature was added after your original Contract issue date and prior to May 1, 2012.

Amounts Received Under IncomeLOCK Plus

You may begin taking withdrawals as early as age 45. If you elected IncomeLOCK+6 on December 26, 2012 through February 24, 2013, the withdrawal percentage you receive while the Living Benefit is in effect varies according to the Income Credit Option you elected (Option 1, 2, 3 or Custom Allocation).

In addition, if you elected IncomeLOCK +6 or IncomeLOCK +8, your withdrawal percentage will vary primarily depending on (1) whether you elected one or two Covered Persons, (2) the age of the Covered Person(s) at the time of the first withdrawal and (3) whether the Account Value is greater than or equal to zero.


While the Account Value is greater than zero, the MAWP represents the percentage of the Benefit Base used to calculate the MAWA that may be withdrawn each Benefit Year without decreasing the Benefit Base or Income Credit Base. If the Account Value has been reduced to zero, the PIPP represents the percentage of the Benefit Base used to calculate the Protected Income Payment that the client will receive each year over the remaining lifetime of the Covered Person(s). See "IncomeLOCK Plus -- If your Account Value is Reduced to Zero" under the heading "Withdrawals under the Living Benefits" in the prospectus.


The percentage of the Benefit Base that is guaranteed by the Living Benefits while the Account Value is greater than zero, or the MAWP, ranges from 5% to 6% for IncomeLOCK Plus with an Endorsement Date prior to May 1, 2012 and ranges from 4.5% to 5.5% for IncomeLOCK Plus with an Endorsement Date of May 1, 2012 through December 25, 2012. The percentage of the Benefit Base that is guaranteed by the Living Benefits while the Account Value has been reduced to zero, or the PIPP, ranges from 3% to 4%. The MAWP and PIPP will vary based on
(1) the Living Benefit selected (IncomeLOCK +6 or IncomeLOCK +8), (2) whether there are one or two Covered Person(s), (3) the age of the Covered Person(s) at the time of the first withdrawal, and (4) the Endorsement Date of the Living Benefit.

Note, however, that taxable distributions received before you attain age 59 1/2 are subject to a 10% penalty tax in addition to regular income tax unless an exception applies (both the penalty tax and the exceptions are discussed in the "Federal Tax Matters" section in the prospectus).

The applicable MAWP and PIPP depend on the attained age of the Covered Person(s) at the time of the first withdrawal under the benefit, as set forth below. THE FIRST PERCENTAGE REPRESENTS THE MAWP AND THE SECOND PERCENTAGE REPRESENTS THE PIPP FOR EACH OF THE OPTIONS SHOWN.

--------------------------------------------------------------------------------


For IncomeLOCK Plus with an Endorsement Date on December 26, 2012 through February 24, 2013:

                                 INCOMELOCK +6

---------------------------------------------------------------------------------------
       NUMBER OF COVERED PERSONS
                  AND
    AGE OF COVERED PERSON AT FIRST         INCOME    INCOME       INCOME       CUSTOM
              WITHDRAWAL                  OPTION 1  OPTION 2     OPTION 3    ALLOCATION
---------------------------------------------------------------------------------------
One Covered Person (Age 64 and Younger)  5.5% / 3%* 5.5% / 3% 3.75% for Life 4.5% / 3%*
---------------------------------------------------------------------------------------
One Covered Person (Age 65 and Older)    5.5% / 4%  6.5% / 3%  5% for Life   4.5% / 4%
---------------------------------------------------------------------------------------
Two Covered Persons (Age 64 and Younger   5% / 3%*   5% / 3%  3.25% for Life  4% / 3%*
---------------------------------------------------------------------------------------
Two Covered Persons (Age 65 and Older)    5% / 4%    6% / 3%  4.50% for Life  4% / 4%
---------------------------------------------------------------------------------------

 * The PIPP is 4% if the Benefit Base is increased to a new Highest Anniversary Value on or after the Covered Person's 65/th /birthday or, if two Covered Persons are elected, on or after the younger Covered Person's 65/th/ birthday.

                                 INCOMELOCK +8

            -------------------------------------------------------
                   NUMBER OF COVERED PERSONS
                             AND                          MAWP
                AGE OF COVERED PERSON AT FIRST            AND
                          WITHDRAWAL                      PIPP
            -------------------------------------------------------
            One Covered Person (Age 64 and Younger)  3.75% for Life
            -------------------------------------------------------
            One Covered Person (Age 65 and Older)    4.75% for Life
            -------------------------------------------------------
            Two Covered Persons (Age 64 and Younger  3.25% for Life
            -------------------------------------------------------
            Two Covered Persons (Age 65 and Older)   4.25% for Life
            -------------------------------------------------------

For IncomeLOCK Plus with an Endorsement Date of May 1, 2012 through December 25, 2012:

             -----------------------------------------------------
             NUMBER OF COVERED PERSONS AND
             AGE OF COVERED PERSON AT FIRST  INCOMELOCK INCOMELOCK
                      WITHDRAWAL                 +6         +8
             -----------------------------------------------------
              One Covered Person (Age 64
                and Younger)                 5.5% / 3%    5% / 3%
             -----------------------------------------------------
              One Covered Person (Age 65
                and Older)                   5.5% / 4%    5% / 4%
             -----------------------------------------------------
              Two Covered Persons (Age 64
                and Younger                    5% / 3%  4.5% / 3%
             -----------------------------------------------------
              Two Covered Persons (Age 65
                and Older)                     5% / 4%  4.5% / 4%
             -----------------------------------------------------

For IncomeLOCK Plus with an Endorsement Date prior to May 1, 2012:

             -----------------------------------------------------
             NUMBER OF COVERED PERSONS AND
             AGE OF COVERED PERSON AT FIRST  INCOMELOCK INCOMELOCK
                      WITHDRAWAL                 +6         +8
             -----------------------------------------------------
              One Covered Person (Age 64
                and Younger)                   6% / 3%  5.5% / 3%
             -----------------------------------------------------
              One Covered Person (Age 65
                and Older)                      6% /4%  5.5% / 4%
             -----------------------------------------------------
              Two Covered Persons (Age 64
                and Younger                  5.5% / 3%    5% / 3%
             -----------------------------------------------------
              Two Covered Persons (Age 65
                and Older)                    5.5% /4%    5% / 4%
             -----------------------------------------------------

Investment Restrictions

As long as your Living Benefit endorsement remains in effect, we require that you allocate your investments in accordance with the applicable minimum and maximum percentages applicable to the Living Benefit selected. All IncomeLOCK Plus endorsements require that a percentage of your Purchase Payments (including Ineligible Purchase Payments) be allocated to Fixed Account Plus (15% if your Endorsement Date was before May 1, 2012 and 20% if your Endorsement Date was after May 1, 2012). All amounts not allocated to Fixed Account Plus, will be rebalanced on a quarterly basis through an automatic rebalancing program as discussed in more detail below.

Living Benefits Elected on December 26, 2012 through February 24, 2013. The IncomeLOCK +6 (Options 1, 2 and 3) and IncomeLOCK +8 endorsements require that the remaining 80% of Purchase Payments be allocated among the Dynamic Allocation Fund and the Group A Variable Account Options referenced below (excluding Fixed Account Plus and Short-Term Fixed Account). The IncomeLOCK +6 endorsement with Custom Allocation allows you to allocate Purchase Payments among the Variable Account Options from Groups A, B and C to create your personal investment portfolio, subject to the limitations provided in the table below, including that no more than 90% of each Purchase Payment may be allocated on a combined basis to Fixed Account Plus and Short-Term
Fixed Account.

--------------------------------------------------------------------------------


Living Benefits Elected prior to December 26, 2012. If you elected IncomeLOCK Plus prior to December 26, 2012, you may combine Variable Account Options from Groups A, B and C to create your personal investment portfolio in accordance with the minimum and maximum percentages below.


        ----------------------------------------------------------------
        INVESTMENT  INVESTMENT    VARIABLE ACCOUNT OPTIONS AND/OR FIXED
          GROUP     RESTRICTIONS                ACCOUNTS
        ----------------------------------------------------------------
        Group A:      30%/4/        Fixed Account Plus
        Bond, Cash    Minimum       Short-Term Fixed Account
        and            100%         Capital Conservation Fund
        Fixed         Maximum       Core Bond Fund
        Accounts                    Government Money Market I Fund
                                    Government Money Market II Fund
                                    Government Securities Fund
                                    Inflation Protected Fund
                                    International Government
                                      Bond Fund
                                    Strategic Bond Fund
                                    Vanguard Long-Term Investment
                                      Grade Fund
                                    Vanguard Long-Term
                                      Treasury Fund
        ----------------------------------------------------------------


        ----------------------------------------------------------------
        INVESTMENT  INVESTMENT    VARIABLE ACCOUNT OPTIONS AND/OR FIXED
          GROUP     RESTRICTIONS                ACCOUNTS
        ----------------------------------------------------------------
        Group B:        0%         Aggressive Growth Lifestyle Fund
        Equity        Minimum      American Beacon Holland Large
        Maximum         70%          Cap Growth Fund
                      Maximum      Asset Allocation Fund
                                   Blue Chip Growth Fund
                                   Broad Cap Value Income Fund
                                   Capital Appreciation Fund
                                   Conservative Growth Lifestyle Fund
                                   Core Equity Fund
                                   Dividend Value Fund
                                   Dynamic Allocation Fund
                                   Emerging Economies Fund/5/
                                   Foreign Value Fund
                                   Global Social Awareness Fund
                                   Global Strategy Fund
                                   Growth Fund
                                   Growth & Income Fund
                                   High Yield Bond Fund
                                   International Equities Index Fund
                                   International Growth Fund
                                   Large Cap Core Fund
                                   Large Capital Growth Fund
                                   Large Cap Value Fund
                                   Mid Cap Index Fund
                                   Mid Cap Value Fund
                                   Moderate Growth Lifestyle Fund
                                   Socially Responsible Fund
                                   Stock Index Fund
                                   T. Rowe Price Retirement 2015 Fund
                                   T. Rowe Price Retirement 2020 Fund
                                   T. Rowe Price Retirement 2025 Fund
                                   T. Rowe Price Retirement 2030 Fund
                                   T. Rowe Price Retirement 2035 Fund
                                   T. Rowe Price Retirement 2040 Fund
                                   T. Rowe Price Retirement 2045 Fund
                                   T. Rowe Price Retirement 2050 Fund
                                   T. Rowe Price Retirement 2055 Fund
                                   T. Rowe Price Retirement 2060 Fund
                                   Value Fund
                                   Vanguard LifeStrategy Conservative
                                     Growth Fund
                                   Vanguard LifeStrategy Growth Fund
                                   Vanguard LifeStrategy Moderate
                                     Growth Fund
                                   Vanguard Wellington Fund
                                   Vanguard Windsor II Fund
        ----------------------------------------------------------------


--------

/4/ 20% of each investment, including Ineligible Purchase Payments (if any), is automatically allocated to Fixed Account Plus for as long as IncomeLOCK Plus remains in effect. (See also "Automatic Allocation to Fixed Account Plus" in this Appendix.)
/5/ For Living Benefits with an Endorsement Date prior to November 1, 2011, the Emerging Economies Fund is in Group B. For Living Benefits with an Endorsement Date on or after November 1, 2011, the Emerging Economies Fund is in Group C.

--------------------------------------------------------------------------------


        ----------------------------------------------------------------
        INVESTMENT  INVESTMENT    VARIABLE ACCOUNT OPTIONS AND/OR FIXED
          GROUP     RESTRICTIONS                ACCOUNTS
        ----------------------------------------------------------------
        Group C:        0%          Ariel Appreciation Fund
        Limited       Minimum       Ariel Fund
        Equity          10%         Emerging Economies Fund/5/
                      Maximum       Global Real Estate Fund
                                    Health Sciences Fund
                                    International Opportunities Fund
                                    Invesco Balanced-Risk Commodity
                                      Strategy Fund
                                    Mid Cap Growth Fund
                                    Mid Cap Strategic Growth Fund
                                    Nasdaq-100(R) Index Fund
                                    Science and Technology Fund
                                    Small Cap Aggressive Growth Fund
                                    Small Cap Fund
                                    Small Cap Growth Fund
                                    Small Cap Index Fund
                                    Small Cap Special Values Fund
                                    Small Cap Value Fund
                                    Small-Mid Growth Fund
        ----------------------------------------------------------------


Investments are not permitted in the following:

Multi-Year Fixed Option - 3 years
------------------------------------
Multi-Year Fixed Option - 5 years
------------------------------------
Multi-Year Fixed Option - 7 years
------------------------------------
Multi-Year Fixed Option - 10 years
------------------------------------
SunAmerica 2020 High Watermark Fund
------------------------------------

Automatic Allocation to Fixed Account Plus

We will automatically allocate 15% of each Purchase Payment to Fixed Account Plus if your Endorsement Date was prior to May 1, 2012 or 20% of each Purchase Payment to Fixed Account Plus if your Endorsement Date was after May 1, 2012.

The automatic allocation applies to all Purchase Payments, including Ineligible Purchase Payments that are not included in the calculation of the Benefit Base (and the Income Credit Base and Minimum Benefit Base, if applicable). The automatic allocation must remain invested in Fixed Account Plus for as long as the IncomeLOCK Plus benefit remains in effect. You may not transfer any portion of the automatic allocation to Fixed Account Plus to other investment options under the Contract. You may not request a specific percentage of any withdrawal be deducted solely from the automatic allocation to Fixed Account Plus. Rather, any withdrawal reduces the automatic allocation to Fixed Account Plus in the same proportion that the withdrawal reduces your Account Value.

Asset Rebalancing Program.

If you elected IncomeLOCK Plus, you are automatically enrolled in an automatic asset rebalancing program, with quarterly rebalancing, because market performance and withdrawal activity may result in allocations inconsistent with the investment restrictions noted above. We will also initiate immediate rebalancing in accordance with your automatic asset rebalancing instructions, after any of the following transactions:

  .   Any transfer or reallocation you initiate; or

  .   Any withdrawal you initiate.

If you initiate any transfer or reallocation, you must also at that time modify the automatic asset rebalancing instructions. Automatic transfers or Systematic Withdrawals will not result in immediate rebalancing but will wait until the next scheduled quarterly rebalancing.


Each Benefit Quarter, we will rebalance the Contract in accordance with the most current automatic asset rebalancing instructions on file. We will not rebalance your investment in Fixed Account Plus if it would result in the balance in Fixed Account Plus decreasing below the 15% or 20% automatic allocation referenced above. If at any point for any reason, the automatic asset rebalancing instructions would result in allocations inconsistent with the restrictions, we will revert to your last instructions on file that are consistent with the restrictions whether for rebalancing or for allocation of a Purchase Payment and implement those at the next balancing. See the "IncomeLOCK Plus Features -- Asset Rebalancing Program" section of this Appendix for additional details of the automatic rebalancing program.

See the "IncomeLOCK Plus Features -- Additional Important Information about IncomeLOCK Plus" section in this Appendix for information about your Living Benefit.


INCOMELOCK PLUS OPTIONS

If you elected IncomeLOCK +8, the Income Credit is eliminated in any Benefit Year in which you take a withdrawal.

Calculation of the Value of each Component of the Benefit


The calculation of the initial Benefit Base for IncomeLOCK +6 with Endorsement Dates prior to December 26, 2012 and for IncomeLOCK +8 with Endorsement Dates prior to February 25, 2013 is set forth below. If you elected IncomeLOCK Plus on or after December 26, 2012, see the section of this Appendix titled "Calculation of the Value of each Component of the Benefit" under the heading "IncomeLOCK Plus -- IncomeLock Plus Options."


--------
/5/ For Living Benefits with an Endorsement Date prior to November 1, 2011, the Emerging Economies Fund is in Group B. For Living Benefits with an Endorsement Date on or after November 1, 2011, the Emerging Economies Fund is in Group C.

--------------------------------------------------------------------------------



The calculation of other components of the Living Benefit, including the Income Credit Period, the Anniversary Value, the Income Credit Base, the Income Credit (if you elected IncomeLOCK +6), the MAWA and Excess Withdrawals, is calculated as set forth in the section of this Appendix titled "Calculation of the Value of each Component of the Benefit" under the heading "IncomeLOCK Plus -- IncomeLOCK Plus Options."


First, we determine the initial Benefit Base. If IncomeLOCK Plus was selected prior to May 1, 2012, the initial Benefit Base is equal to the Account Value on the Endorsement Date, which must be at least $50,000. We reserve the right to limit the Account Value that will be considered in the initial Benefit Base to $1.5 million without our prior approval. If IncomeLOCK Plus is selected at Contract issue, the initial Benefit Base is equal to the initial Purchase Payment, which must be at least $50,000.

In addition, if IncomeLOCK Plus was selected prior to December 26, 2012, certain Purchase Payments received during the first five years after your Contract issue date will be considered Eligible Purchase Payments and will immediately increase the Benefit Base, as follows:

1. 100% of Purchase Payments received in the first contract year; and

2. Purchase Payments received in each of contract years 2-5, capped each year at an amount equal to 200% of the Purchase Payments received in contract year 1.

For example, if you made a $100,000 Purchase Payment in contract year 1, Eligible Purchase Payments will include additional Purchase Payments of up to $200,000 for contract years 2-5 for a grand total maximum of $900,000 of Eligible Purchase Payments.

Any Purchase Payments made after your Endorsement Date (if IncomeLOCK Plus was selected after Contract issue), or any Purchase Payments made in contract years 2-5 in excess of the annual cap amount as well as all Purchase Payments received after the 5th contract year (if IncomeLOCK Plus is selected at Contract issue) are considered Ineligible Purchase Payments, and are not included in the Benefit Base.

If IncomeLOCK +8 was selected on December 26, 2012 through February 24, 2013, certain Purchase Payments received during the first year after your Contract issue date will be considered Eligible Purchase Payments and will immediately increase the Benefit Base.

Note that the earnings on Ineligible Purchase Payments, however, are included in the Anniversary Value. Total Eligible Purchase Payments are limited to $1,500,000 without prior Company approval.

The Benefit Base is increased by each subsequent Eligible Purchase Payment, and is reduced proportionately for Excess Withdrawals.

If you elect IncomeLOCK +8, the Income Credit is 8% of the Income Credit Base, on each Benefit Anniversary during the Income Credit Period. The Income Credit may only be added to the Benefit Base if no withdrawals are taken in a Benefit Year. For example, if you take a withdrawal in Benefit Year 2, you will not be eligible for an Income Credit to be added to your Benefit Base on your second Benefit Anniversary; however, if you do not take a withdrawal in Benefit Year 3, you will be eligible for an Income Credit to be added to your Benefit Base on your third Benefit Anniversary.


See "IncomeLOCK Plus Options -- Cancellation of IncomeLOCK Plus" under the heading "IncomeLOCK Plus" for information on how you may cancel your Living Benefit.


Automatic Termination of IncomeLOCK Plus


In addition to the termination events discussed in this Appendix in the section titled "IncomeLOCK Plus Options -- Automatic Termination of IncomeLOCK Plus" under the heading "IncomeLOCK Plus", the feature and its corresponding fees will automatically and immediately terminate upon the occurrence of one of the following:


1. The Contract Owner elects to take a loan from the Contract while the benefit is in effect.

2. The Contract Owner elects to add Guided Portfolio Services or Guided Portfolio Advantage while the benefit is in effect.

SURRENDER OF ACCOUNT VALUE

If you have elected IncomeLOCK +8, no Income Credit will be included in the calculation of the Benefit Base when an RMD is taken.


LOANS

If you elected IncomeLOCK Plus prior to December 26, 2012 and then take a loan while your Living Benefit is in effect, the Living Benefit will automatically terminate and you will lose any benefits that you may have had with these features.


INCOMELOCK

IncomeLOCK, a Living Benefit, is no longer offered. If you elected IncomeLOCK, the following provisions are applicable to this feature.

--------------------------------------------------------------------------------


In addition to the defined terms in the prospectus, the following defined terms are applicable to the IncomeLOCK Living Benefit:

ANNIVERSARY VALUE -- the Account Value minus any Ineligible Purchase Payments, as measured on any Benefit Anniversary during the MAV Evaluation Period.



MAXIMUM ANNIVERSARY VALUE ("MAV") EVALUATION PERIOD -- the period beginning on the Endorsement Date and ending on the 10th Benefit Anniversary for IncomeLOCK.

MINIMUM WITHDRAWAL PERIOD ("MWP") -- the minimum period over which you may take withdrawals under IncomeLOCK, if withdrawals are not taken under the lifetime withdrawal option.

EXTENSION OFFER

The information below is important to you if you purchased a Contract between May 1, 2006 and July 5, 2010 and you elected the IncomeLOCK living benefit. As described this Appendix, the initial MAV Evaluation Period ends after the tenth contract year. On or about your tenth contract anniversary you will have an opportunity to extend the MAV Evaluation Period (the "Extension") for an additional ten years. In choosing the Extension, your fee will change as detailed below. No other parameters or terms of your current benefit will change as a result of the Extension.

If you do not wish to elect the Extension, no further action is required by you. Your benefit will continue without change. You will continue to pay the same fee and can take the Maximum Annual Withdrawal Amount (MAWA) in effect at the end of the MAV Evaluation Period. However, your Benefit Base will no longer be adjusted for higher anniversary values. Please note that if you do not elect the Extension when it is offered, you will not be permitted to extend the MAV Evaluation Period in the future. As with all important financial decisions, we recommend that you discuss this with your financial advisor.

To elect the Extension, you must complete the Election Form you will receive. The terms of the Extension for Contracts purchased between May 1, 2006 and July 5, 2010 are detailed below. The MAV Evaluation Period may be extended for an additional 10 year period.

If you elect the Extension, the IncomeLOCK fee will be increased by 0.25% as follows:


        CURRENT MAXIMUM ANNUAL FEE RATE  ANNUAL FEE RATE AFTER EXTENSION
        -------------------------------  -------------------------------
                    0.65%                             0.90%


As a reminder, you also have the option to cancel your IncomeLOCK living benefit on your tenth contract anniversary, or any contract anniversary thereafter. If you elect to cancel your IncomeLOCK living benefit, you will no longer receive the guarantees of IncomeLOCK and you will no longer be charged the fee.

FEE TABLE


The IncomeLOCK fee is calculated as a percentage of the Benefit Base./6/



                      FEE PERIOD  MAXIMUM ANNUAL FEE RATE
                      ----------  -----------------------
                      All years            0.90%/7/



The fee will be calculated and deducted on a proportional basis from your Account Value on the last Business Day of each calendar quarter, starting on the first quarter following your Endorsement Date and ending upon termination of the benefit. If your Account Value and/or Benefit Base falls to zero before the feature has been terminated, the fee will no longer be deducted. We will not assess the quarterly fee if you surrender or annuitize your Contract before the end of a quarter.


INCOMELOCK FEATURES

IncomeLOCK provides for an automatic lock-in of the Contract's highest Anniversary Value during the first ten years from the Endorsement Date (or twenty years, if the benefit is extended). You have the flexibility to receive income under the benefit when and how you need it. Each year, you can withdraw up to 5%, 7% or 10% of your Benefit Base (the total guaranteed amount available for withdrawal), depending on when you take your first withdrawal. A guaranteed lifetime income of 5% is also available if you wait until the Benefit Anniversary following

--------

/6/ IncomeLOCK is an optional guaranteed minimum withdrawal benefit. The fee will be calculated and deducted on a proportional basis from your Account Value on the last Business Day of each calendar quarter, starting on the first quarter following your Endorsement Date and ending upon termination of the benefit.
/7/ For IncomeLOCK endorsements with an Endorsement Date from July 6, 2010 to April 30, 2012, the maximum annual fee is 0.70%, and for IncomeLOCK endorsements with an Endorsement Date prior to July 6, 2010, the maximum annual fee is 0.65%.

--------------------------------------------------------------------------------

your 65/th/ birthday to take your first withdrawal under the Living Benefit. The MAWP is as follows:

            Before 5th Benefit Year anniversary:                    5%

            On or after 5th Benefit Year anniversary:               7%

            On or after 10th Benefit Year anniversary:             10%

            On or after 20th Benefit Year anniversary:             10%

            On or after the Benefit Anniversary following
               your 65/th/ birthday (for lifetime withdrawals):     5%

Investment Restrictions

As long as your IncomeLOCK endorsement remains in effect, we require that you allocate your investments in accordance with the applicable minimum and maximum percentages below. You may combine Variable Account Options from Groups A, B and C to create your personal investment portfolio. IncomeLOCK endorsements with an Endorsement Date prior to July 6, 2010 are not subject to these investment restrictions.


        ----------------------------------------------------------------
        INVESTMENT  INVESTMENT    VARIABLE ACCOUNT OPTIONS AND/OR FIXED
          GROUP     RESTRICTIONS                ACCOUNTS
        ----------------------------------------------------------------
        Group A:        20%        Fixed Account Plus
        Bond,         Minimum      Short-Term Fixed Account
        Cash and       100%        Capital Conservation Fund
        Fixed         Maximum      Core Bond Fund
        Accounts                   Government Money Market I Fund
                                   Government Money Market II Fund
                                   Government Securities Fund
                                   Inflation Protected Fund
                                   International Government Bond Fund
                                   Strategic Bond Fund
                                   Vanguard Long-Term Investment
                                     Grade Fund
                                   Vanguard Long-Term Treasury Fund
        ----------------------------------------------------------------


        ----------------------------------------------------------------
        INVESTMENT  INVESTMENT    VARIABLE ACCOUNT OPTIONS AND/OR FIXED
          GROUP     RESTRICTIONS                ACCOUNTS
        ----------------------------------------------------------------
        Group B:        0%         Aggressive Growth Lifestyle Fund
        Equity        Minimum      American Beacon Holland Large
        Maximum         70%          Cap Growth Fund
                      Maximum      Asset Allocation Fund
                                   Blue Chip Growth Fund
                                   Broad Cap Value Income Fund
                                   Capital Appreciation Fund
                                   Conservative Growth Lifestyle Fund
                                   Core Equity Fund
                                   Dividend Value Fund
                                   Dynamic Allocation Fund
                                   Emerging Economies Fund/8/
                                   Foreign Value Fund
                                   Global Social Awareness Fund
                                   Global Strategy Fund
                                   Growth Fund
                                   Growth & Income Fund
                                   High Yield Bond Fund
                                   International Equities Index Fund
                                   International Growth Fund
                                   Large Cap Core Fund
                                   Large Capital Growth Fund
                                   Large Cap Value Fund
                                   Mid Cap Index Fund
                                   Mid Cap Value Fund
                                   Moderate Growth Lifestyle Fund
                                   Socially Responsible Fund
                                   Stock Index Fund
                                   T. Rowe Price Retirement 2015 Fund
                                   T. Rowe Price Retirement 2020 Fund
                                   T. Rowe Price Retirement 2025 Fund
                                   T. Rowe Price Retirement 2030 Fund
                                   T. Rowe Price Retirement 2035 Fund
                                   T. Rowe Price Retirement 2040 Fund
                                   T. Rowe Price Retirement 2045 Fund
                                   T. Rowe Price Retirement 2050 Fund
                                   T. Rowe Price Retirement 2055 Fund
                                   T. Rowe Price Retirement 2060 Fund
                                   Value Fund
                                   Vanguard LifeStrategy
                                     Conservative Growth Fund
                                   Vanguard LifeStrategy Growth Fund
                                   Vanguard LifeStrategy Moderate
                                     Growth Fund
                                   Vanguard Wellington Fund
                                   Vanguard Windsor II Fund
        ----------------------------------------------------------------


--------

/8/ For Living Benefits with an Endorsement Date prior to November 1, 2011, the Emerging Economies Fund (formerly Global Equities Fund) is in Group B. For Living Benefits with an Endorsement Date on or after November 1, 2011, the Emerging Economies Fund is in Group C.

--------------------------------------------------------------------------------


        ----------------------------------------------------------------
        INVESTMENT  INVESTMENT    VARIABLE ACCOUNT OPTIONS AND/OR FIXED
          GROUP     RESTRICTIONS                ACCOUNTS
        ----------------------------------------------------------------
        Group C:        0%          Ariel Appreciation Fund
        Limited       Minimum       Ariel Fund
        Equity          10%         Emerging Economies Fund/8/
                      Maximum       Global Real Estate Fund
                                    Health Sciences Fund
                                    International Opportunities Fund
                                    Invesco Balanced-Risk Commodity
                                      Strategy Fund
                                    Mid Cap Growth Fund
                                    Mid Cap Strategic Growth Fund
                                    Nasdaq-100(R) Index Fund
                                    Science and Technology Fund
                                    Small Cap Aggressive Growth Fund
                                    Small Cap Fund
                                    Small Cap Growth Fund
                                    Small Cap Index Fund
                                    Small Cap Special Values Fund
                                    Small Cap Value Fund
                                    Small-Mid Growth Fund
        ----------------------------------------------------------------


Investments are not permitted in the following:

Multi-Year Fixed Option - 3 years
------------------------------------
Multi-Year Fixed Option - 5 years
------------------------------------
Multi-Year Fixed Option - 7 years
------------------------------------
Multi-Year Fixed Option - 10 years
------------------------------------
SunAmerica 2020 High Watermark Fund
------------------------------------

Contract Owners who elected IncomeLOCK prior to July 2, 2012 may select Guided Portfolio Advantage, a financial service offered by VALIC Financial Advisors, Inc.

We reserve the right to change the investment requirements at any time for prospectively issued Contracts. We may also revise the investment requirements for any existing Contract to the extent variable or fixed investment options are added, deleted, substituted, merged or otherwise reorganized. We will notify you of any changes to the investment requirements

Additional Important Information about IncomeLOCK

IF YOU TAKE A LOAN AFTER YOUR INCOMELOCK ENDORSEMENT DATE, THE LIVING BENEFIT WILL AUTOMATICALLY BE TERMINATED AND YOU WILL LOSE ANY BENEFITS THAT YOU MAY HAVE HAD WITH THIS FEATURE. Withdrawals under this feature are treated like any other withdrawal for the purpose of calculating taxable income, reducing your Account Value. The withdrawals count toward the 10% you may remove each Contract year without a surrender charge. See the "Fees and Charges" section of this prospectus.


Any withdrawals taken may be subject to a 10% tax penalty if you are under age 59 1/2 at the time of the withdrawal. For information about how these features are treated for income tax purposes, you should consult a qualified tax advisor concerning your particular circumstances. If you set up required minimum distributions ("RMD") and have elected this feature, your distributions must be set up on the automated minimum distribution withdrawal program administered by our Annuity Service Center. Withdrawals greater than the RMD determined solely with reference to this Contract and the benefits thereunder, without aggregating the Contract with any other contract or account, may reduce the benefits of these features. In addition, if you have a qualified Contract, tax law and the terms of the plan may restrict withdrawal amounts. See the "Surrender of Account Value" section of this prospectus, including the section in this Appendix, and the "Federal Tax Matters" section of this prospectus.


Any amounts that we may pay under a Living Benefit in excess of your Account Value are subject to the Company's financial strength and claims-paying ability.

IncomeLOCK Components

The benefit's components and value may vary depending on when the first withdrawal is taken, the age of the Contract Owner at the time of the first withdrawal and the amount that is withdrawn. Your withdrawal activity determines the time period over which you are eligible to receive withdrawals. You will automatically be eligible to receive lifetime withdrawals if you begin withdrawals on or after the Benefit Anniversary following your 65th birthday and your withdrawals do not exceed the maximum annual withdrawal percentage of 5% in any Benefit Year. You may begin taking withdrawals under the benefit immediately following the date the IncomeLOCK endorsement is issued for your Contract. See "Surrender of Account Value" in this Appendix for more information regarding the effects of withdrawals on the components of IncomeLOCK and a description of the effect of RMDs on the Living Benefit.

--------

/8/ For Living Benefits with an Endorsement Date prior to November 1, 2011, the Emerging Economies Fund (formerly Global Equities Fund) is in Group B. For Living Benefits with an Endorsement Date on or after November 1, 2011, the Emerging Economies Fund is in Group C.

--------------------------------------------------------------------------------


The table below is a summary of the IncomeLOCK feature and applicable components of the benefit.


                                                      INITIAL
                                           MAWP         MWP          MAWP
                                           PRIOR       PRIOR          IF
                                          TO ANY      TO ANY      EXTENSION
   WITHDRAWAL                            EXTENSION   EXTENSION    IS ELECTED
   ----------                            --------- -----------    ----------
   Before 5th Benefit Anniversary.......     5%       20 Years         5%
   On or after 5th Benefit Anniversary..     7%    14.28 Years         7%
   On or after 10th Benefit Anniversary.    10%       10 Years         7%
   On or after 20th Benefit Anniversary.    10%       10 Years        10%
   On or after the Benefit Anniversary             Life of the
    following Contract owner's                        Contract
    65th birthday.......................     5%          Owner/9/      5%


Calculation of the value of each component of the Benefit

First, we determine the Benefit Base. If IncomeLOCK was selected after Contract issue and prior to May 1, 2012, the initial Benefit Base is equal to the Account Value on the Endorsement Date, which must be at least $50,000. We reserve the right to limit the Account Value that will be considered in the initial Benefit Base to $1 million without our prior approval. If IncomeLOCK was selected at Contract issue, the initial Benefit Base is equal to the initial Purchase Payment, which must be at least $50,000.

In addition, if IncomeLOCK was selected at Contract issue, the amount of Purchase Payments received during the first two years after your Endorsement Date will be considered Eligible Purchase Payments and will immediately increase the Benefit Base. Any Purchase Payments we receive after your Endorsement Date, if IncomeLOCK was selected after Contract issue (or more than two years after your Endorsement Date, if IncomeLOCK is selected at Contract issue) are considered Ineligible Purchase Payments. Eligible Purchase Payments are limited to $1 million without our prior approval.

On each Benefit Anniversary throughout the MAV Evaluation Period, the Benefit Base automatically adjusts upwards if the current Anniversary Value is greater than both the current Benefit Base and any previous year's Anniversary Value. Other than reductions made for withdrawals (including Excess Withdrawals), the Benefit Base will only be adjusted upwards. Note that during the MAV Evaluation Period the Benefit Base will never be lowered if Anniversary Values decrease as a result of investment performance. For effects of withdrawals on the Benefit Base, see the "Surrender of Account Value" section in this Appendix.

Second, we consider the MAV Evaluation Period, which begins on the Endorsement Date and ends on the 10th anniversary of the Endorsement Date. Upon the expiration of the MAV Evaluation Period, you may contact us to extend the MAV Evaluation Period for an additional period as discussed further below.

Third, we determine the Anniversary Value, which equals your Account Value on any Benefit Anniversary during the MAV Evaluation Period, minus any Ineligible Purchase Payments. Note that the earnings on Ineligible Purchase Payments, however, are included in the Anniversary Value.

Fourth, we determine the MAWA, which represents the maximum amount that may be withdrawn each Benefit Year without creating an excess withdrawal and is an amount calculated as a percentage of the Benefit Base. The applicable MAWP is determined based on the Benefit Year when you take your first withdrawal, or, for lifetime withdrawals, the age of the owner when the first withdrawal is taken. Applicable percentages are shown in the IncomeLOCK summary table above. If the Benefit Base is increased to the current Anniversary Value, the MAWA is recalculated on that Benefit Anniversary using the applicable MAWP multiplied by the new Benefit Base. If the Benefit Base is increased as a result of Eligible Purchase Payments, the MAWA will be recalculated by multiplying the new Benefit Base by the applicable MAWP.

Lastly, we determine the MWP, which is the minimum period over which you may take withdrawals under this feature. The initial MWP is calculated when withdrawals under the benefit begin, and is re-calculated when the Benefit Base is adjusted to a higher Anniversary Value by dividing the Benefit Base by the MAWA. See the summary table above for initial MWPs. The MWPs will be reduced due to Excess Withdrawals. For effects of withdrawals on the MWP, see the "Surrender of Account Value" section of this prospectus.

Cancellation of IncomeLOCK

IncomeLOCK may be cancelled on the 5th Benefit Anniversary, the 10th Benefit Anniversary, or any Benefit Anniversary thereafter. Once IncomeLOCK is cancelled, you will no longer be charged a fee and the guarantees under the benefit are terminated. You may not extend the MAV Evaluation Period and you may not re-elect IncomeLOCK after cancellation.

Automatic Termination of IncomeLOCK

The feature automatically terminates upon the occurrence of one of the following:

1. The MWP has been reduced to zero unless conditions for lifetime withdrawals are met; or

2. Full or partial annuitization of the Contract; or

3. Full surrender of the Contract; or

4. A death benefit is paid, or

--------

/9/ Lifetime withdrawals are available so long as your withdrawals remain within the 5% MAWP indicated above. If withdrawals exceed the 5% MAWP in any Benefit Year, and if the excess is not solely a result of RMDs attributable to this Contract, lifetime withdrawals will no longer be available. Instead, available withdrawals are automatically recalculated with respect to the MWP and MAWP listed in the table above, based on the time of first withdrawal and reduced for withdrawals already taken.

--------------------------------------------------------------------------------


5. You elect to take a loan from the Contract; or

6. Your spousal Beneficiary elects to continue the Contract without IncomeLOCK.

We also reserve the right to terminate the feature if withdrawals in excess of the MAWA in any Benefit Year reduce the Benefit Base by 50% or more.

Lifetime withdrawals will not be available in the event of:


1. An ownership change which results in a change of the older Contract Owner;/10/ or


2. Withdrawals prior to the Benefit Anniversary following the 65th birthday of the Contract Owner; or

3. Death of the Contract Owner; or


4. A withdrawal in excess of the 5% MAWA./11/


SURRENDER OF ACCOUNT VALUE

The timing and amount of withdrawals will affect the amounts received under IncomeLOCK as set forth below in greater detail.

The amount of any withdrawal for IncomeLOCK which exceeds the MAWA because of RMDs required to comply with the minimum distribution requirements of the Code section 401(a)(9) and related provisions of the Code and regulations, as determined solely with reference to this Contract and the benefits thereunder, will not be treated as an excess withdrawal providing that all of the following conditions are met:

1. No withdrawals in addition to the RMD are taken in that same year;

2. Any RMD withdrawal is based only on the value of the Contract (including endorsements) and the benefits thereunder;

3. If the Endorsement Date is on or before the Required Beginning Date (RBD) of the RMD, you take the first yearly RMD withdrawal in the calendar year you attain age 70 1/2, or retire, if applicable; and

4. You do not make any RMD withdrawal that would result in you being paid in any Benefit Year more than one calendar year's RMD amount.

Any portion of a RMD withdrawal that is based on amounts greater than those set forth above will be considered an excess withdrawal. This will result in the cancellation of lifetime withdrawals and further may reduce your remaining MWP.

Withdrawals made under IncomeLOCK are treated like any other withdrawals under the Contract for purposes of calculating taxable income, reducing the Account Value, deducting applicable surrender charges or market value adjustments, applying fixed account withdrawal restrictions or free withdrawal amounts and any other features, benefits and conditions of the Contract. The sum of withdrawals in any Benefit Year up to the MAWA will not be assessed a surrender charge.

The MAWA, Benefit Base and MWP may change over time as a result of the timing and amounts of withdrawals.

If you elect to begin withdrawals prior to the Benefit Anniversary following your 65th birthday (if a jointly owned nonqualified Contract, prior to the 65th birthday of the older owner), you will not be eligible to receive lifetime withdrawals. If you begin withdrawals on or after the Benefit Anniversary following your 65th birthday (older owner 65th birthday if jointly owned) and wish to receive lifetime withdrawals, the MAWA is calculated as 5% of the Benefit Base. At any time, if the amount of withdrawals exceeds 5% of the Benefit Base in a Benefit Year, you will not be guaranteed to receive lifetime withdrawals. However, you can continue to receive withdrawals over the MWP in amounts up to the MAWA as described above, based on when you made your first withdrawal and reduced by withdrawals already taken.

Total withdrawals in any Benefit Year equal to or less than the MAWA reduce the Benefit Base by the amount of the withdrawal. Withdrawals in excess of the MAWA are considered Excess Withdrawals. We define Excess Withdrawals as either: 1) any withdrawal that causes the total withdrawals in a Benefit Year to exceed the MAWA; or 2) any withdrawal in a Benefit Year taken after the MAWA has been withdrawn. Excess Withdrawals will reduce the Benefit Base by the greater of:
(a) the amount of the Excess Withdrawal; or (b) the relative size of the Excess Withdrawal in relation to the Account Value on the next Benefit Anniversary after the Excess Withdrawal. This means that if Account Value is less than the Benefit Base, withdrawals greater than the MAWA will result in a proportionately greater reduction of the Benefit Base (as described below), which will be more than the amount of the withdrawal itself. This will also reduce your MAWA.

--------

/10/ If a change of ownership occurs from a natural person to a non-natural entity, the original natural older owner must also be the annuitant after the ownership change to prevent termination of lifetime withdrawals. A change of ownership from a non-natural entity to a natural person can only occur if the new natural owner was the original natural older annuitant in order to prevent termination of lifetime withdrawals. Any ownership change is contingent upon prior review and approval by the Company.
/11/ However, if an RMD withdrawal for this Contract exceeds the MAWA, the ability to receive lifetime withdrawals will not be terminated as long as withdrawals of RMDs are determined solely with reference to this Contract and the benefits thereunder, without aggregating the Contract with any other contract or account. See the "Surrender of Account Value" section in this prospectus.

--------------------------------------------------------------------------------


The impact of withdrawals and the effect on each component of IncomeLOCK are further explained below.

ACCOUNT VALUE: Any withdrawal reduces the Account Value by the amount of the withdrawal.

BENEFIT BASE: Withdrawals reduce the Benefit Base as follows:

1. All withdrawals up to the MAWA, and any withdrawals in excess of the MAWA which are due solely to RMDs (as more specifically described above), will reduce the Benefit Base by the dollar amount of the withdrawal;

2. Excess Withdrawals as described above reduce the Benefit Base to the lesser of (a) or (b), where:

      (a) is the Benefit Base immediately prior to the Excess Withdrawal minus the amount of the Excess Withdrawal, or;

      (b) is the Benefit Base immediately prior to the Excess Withdrawal reduced in the same proportion by which the Account Value on the next Benefit Anniversary after the Excess Withdrawal is reduced by the amount of the Excess Withdrawal.

MAXIMUM ANNUAL WITHDRAWAL AMOUNT (MAWA): The MAWA will be adjusted as follows:

1. If there are no Excess Withdrawals in a Benefit Year, no further changes are made to the MAWA for the next Benefit Year.

2. If there are Excess Withdrawals in a Benefit Year, the MAWA will be recalculated on the next Benefit Anniversary. The new MAWA will equal the new Benefit Base on that Benefit Anniversary after the Withdrawal divided by the new MWP on that Benefit Anniversary. The new MAWA may be lower than your previously calculated MAWA.

MINIMUM WITHDRAWAL PERIOD (MWP): The MWP is calculated as follows:

1. If there are no Excess Withdrawals during a Benefit Year, the new MWP will be the Benefit Base after the withdrawal divided by the current MAWA.

2. If there are Excess Withdrawals during a Benefit Year, the new MWP will equal the MWP calculated at the end of the prior Benefit Year reduced by one year. In the case of lifetime withdrawals, such an Excess Withdrawal will cancel that period and the new MWP will be determined by dividing the new Benefit Base by the new MAWA.

If your Account Value is Reduced to Zero

If your Account Value is reduced to zero and the Benefit Base is greater than zero, subsequent Purchase Payments will no longer be accepted and a death benefit will not be payable. Further payments under the Contract will be made according to your irrevocable election of one of the following two alternatives:

(1) In a form acceptable to the Company, you may request a lump sum equal to the discounted present value of any remaining guaranteed payments under the benefit; or,

(2) If no lump sum request is received by the Company during the period described in a notice provided to you by the Company, you will receive an annuity according to the annuitization provisions of your Contract. Absent an alternative election by you, the annuity will consist of annual payments equal to the MAWA, for a period of years equal to the remaining Benefit Base divided by the MAWA. Such payments will be made quarterly unless otherwise elected, and each individual periodic payment will be equal to the pro-rata portion of the annual MAWA based upon the frequency. Prior to the commencement of such payments, you may also elect to receive an alternative form of annuity, in any other actuarially equivalent form permitted under the Contract, subject to any applicable limitations under the Contract or the Plan.

Extending the MAV Evaluation Period

At the end of the MAV Evaluation Period, as long as the benefit is still in effect and the older owner is age 85 or younger, we guarantee that you will be given the opportunity to extend the MAV Evaluation Period for at least one additional evaluation period of 10 years. If you elect to extend the MAV Evaluation Period, the Benefit Base can continue to be adjusted upward as described above on each anniversary during the new MAV Evaluation Period. Also, if you extend the MAV Evaluation Period, you should note that the components of the feature, such as the fee and MAWP, will change to those in effect at the time you elect to extend. The components and fees may be different from when you initially elected the feature. Additional MAV Evaluation Periods may be offered at our sole discretion.

If you do not contact us to extend the MAV Evaluation Period, the Benefit Base will no longer be adjusted on subsequent Benefit Anniversaries. However, you can continue to take the MAWA in effect at the end of the last MAV Evaluation Period, subject to adjustments for withdrawals. You will continue to pay the fee at the rate that was in effect during the last MAV Evaluation Period and you will not be permitted to extend the MAV Evaluation Period in the future.

DEATH BENEFITS

Spousal Beneficiary

Upon the death of the Contract Owner, and subject to any applicable limitations in this Contract, the Code, or under the plan or arrangement under which the Contract is issued, your

--------------------------------------------------------------------------------

spousal Beneficiary may elect either (i) to receive a death benefit in accordance with one of the forms permitted under the provisions of this Contract (if the Account Value is greater than zero), (ii) continue this Contract and IncomeLOCK (except as noted below) or (iii) continue the Contract and cancel IncomeLOCK and its accompanying charge. Spousal continuation of the Contract (and IncomeLOCK) is not available if the Contract was set up under one of the following "qualified" plan types: 403(b), 401(k), 401(a) or 457(b). For these Contracts, a spousal Beneficiary, like a non-spousal Beneficiary, cannot continue IncomeLOCK and must take a death benefit under the terms of the Contract. A spousal Beneficiary may continue IncomeLOCK but only for nonqualified Contracts and IRA plan types (Roth IRA, traditional IRA, SEP, and Simple IRA). Upon election to continue the Contract and IncomeLOCK, your spousal Beneficiary will be subject to the terms and conditions of IncomeLOCK, including the charge. Upon the owner's death, lifetime withdrawals under the IncomeLOCK end and are not available to your spousal Beneficiary. In this event, available withdrawals under IncomeLOCK are automatically recalculated with respect to the MWP and MAWP shown in the IncomeLOCK summary table above, based on the time of the first withdrawal under IncomeLOCK and reduced for withdrawals already taken. The Endorsement Date will not change as the result of spousal continuation.

Non-Spousal Beneficiary

Upon the death of the Contract Owner, if the Account Value is greater than zero, IncomeLOCK will terminate, and your nonspousal Beneficiary(ies) must receive a death benefit in accordance with the otherwise applicable terms of this Contract. If the Account Value is zero upon your death (meaning that no death benefit is payable) but the MWP remaining is greater than zero, a nonspousal beneficiary will receive the remaining value in a lump sum equal to the discounted present value of any remaining guaranteed payments under IncomeLOCK. Upon your death, lifetime withdrawals under the IncomeLOCK end and any available withdrawals under this Endorsement are automatically recalculated with respect to the MWP and MAWP shown in the IncomeLOCK summary table above, based on the time of the first withdrawal under IncomeLOCK and reduced for withdrawals already taken.


LOANS

If you elected IncomeLOCK prior to December 26, 2012 and then take a loan while your Living Benefit is in effect, the Living Benefit will automatically terminate and you will lose any benefits that you may have had with these features.



(C) 2017 American International Group, Inc.

All Rights Reserved.

The Variable Annuity Life Insurance Company
Separate Account A
Units of Interest Under Group and Individual
Fixed and Variable Deferred Annuity Contracts
Portfolio Director(R) Plus, Portfolio Director 2, and Portfolio Director

For Series 1.60 to 12.60                                            May 1, 2017


Prospectus

The Variable Annuity Life Insurance Company ("VALIC") offers certain series of Portfolio Director Plus, Portfolio Director 2, and Portfolio Director (referred to collectively as "Portfolio Director" in this prospectus), comprising group and individual fixed and variable deferred annuity contracts for Participants who receive certificates in certain employer-sponsored qualified retirement plans (the "Contracts"). Nonqualified contracts are also available for certain employer plans as well as for certain after-tax arrangements that are not part of an employer's plan.

The Contracts permit Participants to invest in and receive retirement benefits in one or more Fixed Account Options and/or an array of Variable Account Options described in this prospectus. If your Contract is part of your employer's retirement program, that program will describe which Variable Account Options are available to you. If your Contract is a tax-deferred nonqualified annuity that is not part of your employer's retirement plan, those Variable Account Options that are invested in Mutual Funds available to the public outside of annuity contracts, life insurance contracts, or certain employer-sponsored retirement plans will not be available within your Contract.

--------------------------------------------------------------------------------

This prospectus provides information employers and Participants should know before investing in the Contracts and will help each make decisions for selecting various investment options and benefits. Please read and retain this prospectus for future reference.


A Statement of Additional Information, dated May 1, 2017, contains additional information about the Contracts and is part of this prospectus. For a free copy call 1-800-448-2542. The table of contents for the Statement of Additional Information ("SAI") is shown at the end of this prospectus. The SAI has been filed with the Securities and Exchange Commission ("SEC") and is available along with other related materials at the SEC's internet web site (http://www.sec.gov).


Investment in the Contracts is subject to risk that may cause the value of the Owner's investment to fluctuate, and when the Contracts are surrendered, the value may be higher or lower than the Purchase Payments.

The SEC has not approved or disapproved these securities or passed upon the adequacy or accuracy of this Prospectus. Any representation to the contrary is a criminal offense.

Variable Account Options
--------------------------------------------------------------------------------


VALIC Company I Funds               VALIC Company II Funds              Public Funds
Asset Allocation Fund               Aggressive Growth Lifestyle Fund    American Beacon Holland Large Cap Growth Fund
Blue Chip Growth Fund               Capital Appreciation Fund           Ariel Appreciation Fund
Broad Cap Value Income Fund         Conservative Growth Lifestyle Fund  Ariel Fund
Capital Conservation Fund           Core Bond Fund                      Invesco Balanced-Risk Commodity Strategy Fund
Core Equity Fund                    Government Money Market II Fund     T. Rowe Price Retirement 2015 Fund
Dividend Value Fund                 High Yield Bond Fund                T. Rowe Price Retirement 2020 Fund
Dynamic Allocation Fund             International Opportunities Fund    T. Rowe Price Retirement 2025 Fund
Emerging Economies Fund             Large Cap Value Fund                T. Rowe Price Retirement 2030 Fund
Foreign Value Fund                  Mid Cap Growth Fund                 T. Rowe Price Retirement 2035 Fund
Global Real Estate Fund             Mid Cap Value Fund                  T. Rowe Price Retirement 2040 Fund
Global Social Awareness Fund        Moderate Growth Lifestyle Fund      T. Rowe Price Retirement 2045 Fund
Global Strategy Fund                Small Cap Growth Fund               T. Rowe Price Retirement 2050 Fund
Government Money Market I Fund      Small Cap Value Fund                T. Rowe Price Retirement 2055 Fund
Government Securities Fund          Socially Responsible Fund           T. Rowe Price Retirement 2060 Fund
Growth Fund                         Strategic Bond Fund                 Vanguard Lifestrategy Conservative Growth Fund
Growth & Income Fund                                                    Vanguard Lifestrategy Growth Fund
Health Sciences Fund                                                    Vanguard Lifestrategy Moderate Growth Fund
Inflation Protected Fund                                                Vanguard Long-Term Investment-Grade Fund
International Equities Index Fund                                       Vanguard Long-Term Treasury Fund
International Government Bond Fund                                      Vanguard Wellington Fund
International Growth Fund                                               Vanguard Windsor II Fund
Large Cap Core Fund
Large Capital Growth Fund
Mid Cap Index Fund
Mid Cap Strategic Growth Fund
Nasdaq-100(R) Index Fund
Science & Technology Fund
Small Cap Aggressive Growth Fund
Small Cap Fund
Small Cap Index Fund
Small Cap Special Values Fund
Small-Mid Growth Fund
Stock Index Fund
Value Fund

Table of Contents
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                                                                 Page
                                                                 ----

Glossary of Terms...............................................   3

Fee Tables......................................................   4

Highlights......................................................   7

General Information.............................................   8
   About the Contracts..........................................   8
   About VALIC..................................................   9
   American Home Assurance Company..............................   9
   About VALIC Separate Account A...............................   9
   Units of Interest............................................  10
   Distribution of the Contracts................................  10
   Administration of the Contracts..............................  10

Fixed and Variable Account Options..............................  11
   Fixed Account Options........................................  11
   Variable Account Options.....................................  11

Purchase Period.................................................  15
   Account Establishment........................................  15
   When Your Account Will Be Credited...........................  16
   Purchase Units...............................................  16
   Calculation of Value for Fixed Account Options...............  16
   Calculation of Value for Variable Account Options............  17
   Premium Enhancement Credit...................................  17
   Stopping Purchase Payments...................................  18

Transfers Between Investment Options............................  18
   During the Purchase Period -- Policy Against Market
     Timing and Frequent Transfers..............................  18
   Communicating Transfer or Reallocation Instructions..........  19
   Effective Date of Transfer...................................  19
   Transfers During the Payout Period...........................  20

Fees and Charges................................................  20
   Account Maintenance Charge...................................  20
   Surrender Charge.............................................  20
       Amount of Surrender Charge...............................  20
       10% Free Withdrawal......................................  20
       Exceptions to Surrender Charge...........................  21
   Premium Tax Charge...........................................  21
   Separate Account Charges.....................................  21
       Reduction or Waiver of Account Maintenance,
         Surrender, or Separate Account Charges.................  21
       Separate Account Expense Reimbursements or Credits.......  22
   Market Value Adjustment ("MVA")..............................  22
   Other Charges................................................  23

Payout Period...................................................  23
   Fixed Payout.................................................  23
   Assumed Investment Rate......................................  23
   Variable Payout..............................................  23
   Combination Fixed and Variable Payout........................  24
   Partial Annuitization........................................  24
   Payout Date..................................................  24
   Payout Options...............................................  24
   Payout Information...........................................  25


                                                                 Page
                                                                 ----

Surrender of Account Value......................................  25
   When Surrenders Are Allowed..................................  25
   Surrender Process............................................  25
   Amount That May Be Surrendered...............................  26
   Surrender Restrictions.......................................  26
   Partial Surrenders...........................................  26
   Systematic Withdrawals.......................................  27
   Distributions Required by Federal Tax Law....................  27

Exchange Privilege..............................................  27

Death Benefits..................................................  27
   The Process..................................................  27
   Beneficiary Information......................................  27
       Spousal Beneficiaries....................................  28
       Beneficiaries Other Than Spouses.........................  28
   Special Information for Individual Nonqualified Contracts....  28
   During the Purchase Period...................................  28
   Interest Guaranteed Death Benefit............................  28
   Standard Death Benefit.......................................  29
   During the Payout Period.....................................  29

Other Contract Features.........................................  30
   Changes That May Not Be Made.................................  30
   Change of Beneficiary........................................  30
   Contingent Owner.............................................  30
   Cancellation -- The "Free Look" Period.......................  30
   We Reserve Certain Rights....................................  30
   Relationship to Employer's Plan..............................  31

Voting Rights...................................................  31
   Who May Give Voting Instructions.............................  31
   Determination of Fund Shares Attributable to Your Account....  31
       During the Purchase Period...............................  31
       During the Payout Period or after a Death Benefit
         Has Been Paid..........................................  31
   How Fund Shares Are Voted....................................  31

Federal Tax Matters.............................................  31
   Types of Plans...............................................  31
   Tax Consequences in General..................................  32
   U.S. Department of Labor Fiduciary Regulation................  33

Legal Proceedings...............................................  34

Financial Statements............................................  34

Table of Contents of Statement of Additional Information........  34

Appendix A -- Selected Purchase Unit Data....................... A-1

Appendix B -- Living Benefits................................... B-1

Glossary of Terms
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Unless otherwise specified in this prospectus, the words "we," "us," "our," "Company," and "VALIC" mean The Variable Annuity Life Insurance Company and the words "you" and "your" mean the Participant, or the individual purchasing an individual Contract.

Other specific terms we use in this prospectus are:

Account Value -- the total sum of your Fixed Account Option and/or Variable Account Option that has not yet been applied to your Payout Payments.

Annuitant -- the individual (in most cases, you) to whom Payout Payments will be paid.

Annuity Service Center -- VALIC Document Control, P.O. Box 15648, Amarillo, Texas 79105.

Assumed Investment Rate --The rate used to determine your first monthly payout payment per thousand dollars of account value in your Variable Account Option.

Beneficiary -- the individual designated to receive Payout Payments upon the death of the Annuitant.

Business Day -- any weekday that the New York Stock Exchange ("NYSE") is open for trading. Normally, the NYSE is open Monday through Friday through 4:00 p.m. Eastern time ("Market Close"). On holidays or other days when the NYSE is closed, such as Good Friday, the Company is not open for business.

Code -- the Internal Revenue Code of 1986, as amended.

Contract Owner -- the individual or entity to whom the Contract is issued. For a group Contract, the Contract Owner will be the employer purchasing the Contract for a retirement plan.

Division -- the portion of the Separate Account invested in a particular Mutual Fund. Each Division is a subaccount of VALIC Separate Account A.

Fixed Account Option -- an account that is guaranteed to earn at least a minimum rate of interest while invested in VALIC's general account.

Guided Portfolio Advantage/SM/ /Guided Portfolio Services(R) ("GPA" and "GPS", respectively) -- are financial advice services offered by VALIC Financial Advisors, Inc., a registered investment adviser and Company subsidiary. A separate investment advisory fee and agreement are required for either of these services, if available under an employer's retirement plan. The Living Benefits are not available with GPA or GPS.

Home Office -- located at 2929 Allen Parkway, Houston, Texas 77019.


Living Benefit -- an optional guaranteed minimum withdrawal benefit designed to help you create a guaranteed income stream for a specified period of time or as long as you and your spouse live, even if your entire Account Value has been reduced to zero. IncomeLOCK(R) +6, IncomeLOCK(R) +8 (together, "IncomeLOCK Plus") and IncomeLOCK(R) are no longer available for purchase. See "Appendix B" for information on these Living Benefits.


Mutual Fund or Fund -- the investment portfolio(s) of a registered open-end management investment company, which serves as the underlying investment vehicle for each Division represented in VALIC Separate Account A.

Participant -- the individual (in most cases, you) who makes purchase payments or for whom purchase payments are made.

Participant Year -- a 12 month period starting with the issue date of a Participant's Contract certificate and each anniversary of that date.

Payout Payments -- annuity payments withdrawn in a steady stream during the Payout Period.

Payout Period -- the time when you begin to withdraw your money in Payout Payments. This may also may be called the "Annuity Period."

Payout Unit -- a measuring unit used to calculate Payout Payments from your Variable Account Option. Payout Units measure value, which is calculated just like the Purchase Unit value for each Variable Account Option except that the initial Payout Unit includes a factor for the Assumed Investment Rate selected. Payout Unit values will vary with the investment experience of the VALIC Separate Account A Division.

Proof of Death -- a certified copy of the death certificate, a certified copy of a decree of a court of competent jurisdiction as to death, a written statement by an attending physician, or any other proof satisfactory to VALIC.

Purchase Payments -- an amount of money you or your employer pay to VALIC to receive the benefits of a Contract.

Purchase Period -- the accumulation period or time between your first Purchase Payment and the beginning of your Payout Period (or surrender). Also may be called the "Accumulation Period."

Purchase Unit -- a unit of interest owned by you in your Variable Account
Option.

Systematic Withdrawals -- payments withdrawn on a regular basis during the Purchase Period.

VALIC Separate Account A or Separate Account -- a segregated asset account established by VALIC under the Texas Insurance Code. The purpose of the VALIC Separate Account A is to receive and invest your Purchase Payments and Account Value in the Variable Account Option, if selected.

Variable Account Option -- investment options that correspond to Separate Account Divisions available under the Contracts.

Fee Tables
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 The following tables describe the fees and expenses that you may pay when buying, owning, and surrendering the Contract. The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, or transfer cash value between investment options.

 Contract Owner/Participant Transaction Expenses

Maximum Surrender Charge (1)                                    5.00%
----------------------------------------------------------------------
Maximum Loan Application Fee (per loan)                          $75
----------------------------------------------------------------------
State Premium Taxes (as a percentage of the amount annuitized)  0-3.5%
----------------------------------------------------------------------

 The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including the Variable Account Option fees and expenses.

 Separate Account Charges


                                                                                           $3.75
                                                                                            Per
Variable Account Option Maintenance Charge (2)                                            Quarter
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                                                                                           Annual
                                                                                          Separate
Mortality and Expense Risk Separate Account Charges for each Variable Account Option (3)  Account
(as a percentage of assets invested):                                                     Fee (%)
--------------------------------------------------------------------------------------------------
   VALIC Company I Funds (34 Funds) (4)                                                     0.40
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   VALIC Company II Funds (15 Funds) (4)                                                    0.15
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   Public Funds
--------------------------------------------------------------------------------------------------
       American Beacon Holland Large Cap Growth Fund, Investor Shares                       0.40
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       Ariel Appreciation Fund, Investor Shares                                             0.40
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       Ariel Fund, Investor Shares                                                          0.40
--------------------------------------------------------------------------------------------------
       Invesco Balanced-Risk Commodity Strategy Fund, R5 Shares                             0.40
--------------------------------------------------------------------------------------------------
       T. Rowe Price Retirement 2015 Fund, Advisor Shares                                   0.40
--------------------------------------------------------------------------------------------------
       T. Rowe Price Retirement 2020 Fund, Advisor Shares                                   0.40
--------------------------------------------------------------------------------------------------
       T. Rowe Price Retirement 2025 Fund, Advisor Shares                                   0.40
--------------------------------------------------------------------------------------------------
       T. Rowe Price Retirement 2030 Fund, Advisor Shares                                   0.40
--------------------------------------------------------------------------------------------------
       T. Rowe Price Retirement 2035 Fund, Advisor Shares                                   0.40
--------------------------------------------------------------------------------------------------
       T. Rowe Price Retirement 2040 Fund, Advisor Shares                                   0.40
--------------------------------------------------------------------------------------------------
       T. Rowe Price Retirement 2045 Fund, Advisor Shares                                   0.40
--------------------------------------------------------------------------------------------------
       T. Rowe Price Retirement 2050 Fund, Advisor Shares                                   0.40
--------------------------------------------------------------------------------------------------
       T. Rowe Price Retirement 2055 Fund, Advisor Shares                                   0.40
--------------------------------------------------------------------------------------------------
       T. Rowe Price Retirement 2060 Fund, Advisor Shares                                   0.40
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       Vanguard Lifestrategy Conservative Growth Fund, Investor Shares                      0.65
--------------------------------------------------------------------------------------------------
       Vanguard Lifestrategy Growth Fund, Investor Shares                                   0.65
--------------------------------------------------------------------------------------------------
       Vanguard Lifestrategy Moderate Growth Fund, Investor Shares                          0.65
--------------------------------------------------------------------------------------------------
       Vanguard Long-Term Investment-Grade Fund, Investor Shares                            0.40
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       Vanguard Long-Term Treasury Fund, Investor Shares                                    0.40
--------------------------------------------------------------------------------------------------
       Vanguard Wellington Fund, Investor Shares                                            0.65
--------------------------------------------------------------------------------------------------
       Vanguard Windsor II Fund, Investor Shares                                            0.65
--------------------------------------------------------------------------------------------------

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 Optional IncomeLOCK Plus Fee


 If you elected this optional Living Benefit feature, the fee for IncomeLOCK Plus is calculated as a percentage of the Benefit Base.(5)


 Number of Covered Persons  Initial Annual Fee Rate Maximum Annual Fee Rate(6)
 -------------------------  ----------------------- --------------------------
 For One Covered Person              1.10%                     2.20%
 For Two Covered Persons             1.35%                     2.70%

 Underlying Mutual Fund Expenses

 The next table shows the minimum and maximum total operating expenses charged by the Mutual Funds that you may pay periodically during the time that you own the Contract. More detail concerning each Mutual Fund's fees and expenses is contained in the prospectus for each Mutual Fund.


Total Annual Mutual Fund Operating Expenses                                               Minimum Maximum
----------------------------------------------------------------------------------------------------------
(Expenses that are deducted from the assets of a Mutual Fund, including management fees,
distribution and/or service (12b-1) fees, and other expenses)                              0.13%  1.30%(7)
----------------------------------------------------------------------------------------------------------

--------
 Footnotes to the Fee Tables

 (1) The maximum surrender charge is the lessor of 5% of the amount withdrawn or 5% of the Purchase Payments received within the past 60 months. If no Purchase Payments are received within the past 60 months, the surrender charge will be zero. Reductions in the surrender charge are available if certain conditions are met. See "Reduction or Waiver of Account Maintenance, Surrender, or Separate Account Charges" and "Exceptions to Surrender Charge."

 (2) Reductions in the account maintenance charge are available if certain conditions are met. See "Reduction or Waiver of Account Maintenance, Surrender, or Separate Account Charges" and "Exceptions to Surrender Charge."

 (3) See "Purchase Unit Value" in the SAI for a discussion of how the separate account charges impact the calculation of each Division's unit value. Reductions in the Separate Account Charges may be available for plan types meeting certain criteria. See "Reduction or Waiver of Account Maintenance, Surrender, or Separate Account Charges."

 (4) See cover page for a list of the VALIC Company I and VALIC Company II Variable Account Options offered by this prospectus.


 (5) The fee is assessed against the Benefit Base which determines the basis of the Covered Person(s) guaranteed lifetime benefit. The fee is deducted from your Account Value at the end of the first quarter following election and quarterly thereafter. For a complete description of how the Benefit Base is calculated, see "IncomeLOCK Plus in Appendix B."

 (6) The Initial Annual Fee Rate is guaranteed not to change for the first Benefit Year. Subsequently, the fee rate may change quarterly subject to the parameters identified in the table below. Any fee adjustment is based on a non-discretionary formula tied to the change in the Volatility Index ("VIX(R)"), an index of market volatility reported by the Chicago Board Options Exchange. Your Fee Rate will increase or decrease on a Benefit Quarter Anniversary based on the change in the average value of the VIX from one Benefit Quarter to the next Benefit Quarter. For the formula to calculate the fee, see "Appendix B."


                           Minimum Annual Maximum Annual Maximum Annualized Fee Rate
Number of Covered Persons     Fee Rate       Fee Rate       Decrease or Increase*
------------------------------------------------------------------------------------
  One Covered Person           0.60%          2.20%               +/-0.25%
------------------------------------------------------------------------------------
  Two Covered Persons          0.60%          2.70%               +/-0.25%
------------------------------------------------------------------------------------

        *The fee rate can increase or decrease no more than 0.0625% each Benefit Quarter (0.25%/4).


 In accordance with the investment requirements associated with the election of a Living Benefit, you may, but are not required to, invest a portion of your assets in the Dynamic Allocation Fund. The Dynamic Allocation Fund utilizes an investment strategy that is intended, in part, to maintain a relatively stable exposure to equity market volatility over time. Accordingly, when the equity market is in a prolonged state of higher volatility, your Fee Rate may be increased due to VIX indexing and the Dynamic Allocation Fund may decrease its exposure to equity markets, thereby potentially reducing the likelihood that you will achieve a higher Anniversary Value. Additionally, the increased fee will continue to be applied against your fixed and separate account assets. Conversely, when the equity market is in a prolonged state of lower volatility, your Fee Rate may be decreased and the Dynamic Allocation Fund may increase its exposure to equity markets, providing you with the potential to achieve a higher Anniversary Value.

 (7) The Mutual Fund with the highest operating expenses is the Invesco Balanced-Risk Commodity Strategy Fund. The Fund's adviser has contractually agreed to waive a portion of the Fund's management fee in an amount equal to the net management fee of 1.22%. Unless the Fund's adviser continues the fee waiver agreement, the contractual waiver will terminate on June 30, 2018. During its term, the fee waiver agreement cannot be terminated or amended to reduce the advisory fee waiver without approval of the Fund's Board of Trustees.

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Examples

These examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner/Participant transaction expenses, Contract fees, Separate Account annual expenses and the Variable Account Option fees and expenses. Each example assumes that you invest a single Purchase Payment of $10,000 in the Contract for the time periods indicated and that your investment has a 5% return each year. Neither example includes the effect of premium taxes upon annuitization, which, if reflected, would result in higher costs. Your actual costs may be higher or lower than the examples below.


The first set of examples assumes the maximum fees and expenses, including the maximum separate account charge of 0.65%, investment in a Variable Account Option with the highest total expenses (1.30%).


(1) If you surrender your Contract at the end of the applicable time period:


                        1 Year 3 Years 5 Years 10 Years
                        ------ ------- ------- --------
                         $663  $1,109  $1,559   $2,292



(2) If you annuitize your Contract or you do not surrender your Contract:



                        1 Year 3 Years 5 Years 10 Years
                        ------ ------- ------- --------
                         $199   $616   $1,059   $2,292



The second set of examples assumes the minimum fees and expenses, including the minimum separate account charge of 0.15%, investment in a Variable Account Option with the lowest total expenses (0.13%).


(1) If you surrender your Contract at the end of the applicable time period:


                        1 Year 3 Years 5 Years 10 Years
                        ------ ------- ------- --------
                         $501   $594    $664     $372


(2) If you annuitize your Contract or you do not surrender your Contract:


                        1 Year 3 Years 5 Years 10 Years
                        ------ ------- ------- --------
                         $30     $94    $164     $372



The third set of examples is applicable if you previously elected the IncomeLOCK Plus feature and assumes the maximum fees and expenses, including the maximum separate account charge of 0.65%, investment in a Variable Account Option with the highest total expenses (1.30%), and election of the IncomeLOCK Plus feature for Two Covered Persons (for the first year calculated at the initial annual fee rate of 1.35% and at the maximum annual fee rate of 2.70% for remaining years).

(1) If you surrender your Contract at the end of the applicable time period:



                        1 Year 3 Years 5 Years 10 Years
                        ------ ------- ------- --------
                         $792  $1,860  $2,808   $4,741



(2) If you annuitize your Contract or you do not surrender your Contract (the IncomeLOCK Plus feature terminates at annuitization):



                        1 Year 3 Years 5 Years 10 Years
                        ------ ------- ------- --------
                         $334  $1,406  $2,351   $4,741


Note: These examples should not be considered representative of past or future expenses for any Variable Account Option or for any Mutual Fund. Actual expenses may be greater or less than those shown above. Similarly, the 5% annual rate of return assumed in the examples is not an estimate or guarantee of future investment performance.

For Purchase Unit data for each of the Variable Account Options offered by this prospectus, which includes annual beginning and ending unit values and the number of units outstanding at the end of each period, see "Appendix A -- Selected Purchase Unit Data."

Highlights
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The Portfolio Director Fixed and Variable Annuity is a Contract between you and the Company. It is designed to help you invest on a tax-deferred basis and meet long-term financial goals. There are minimum Purchase Payment amounts required to purchase a Contract. Purchase Payments may be invested in a variety of variable and fixed account options. Like all deferred annuities, the Contract has a Purchase Period and a Payout Period. During the Purchase Period, you invest money in your Contract. The Payout Period begins when you start receiving income payments from your annuity to provide for your retirement.

Purchase Requirements: Purchase Payments may be made at any time and in any amount, subject to plan, VALIC, or Code limitations. The minimum amount to establish a new Multi-Year Enhanced Option guarantee period (MVA Band), as described in the Contract, may be changed from time to time by the Company. The maximum single payment that may be applied to any account without prior Home Office approval is $1,000,000. For more information on Purchase Payments, refer to the "Purchase Period."

Right to Cancel: You may cancel your Contract within 20 days after receiving it (or whatever period is required in your state). We will return your original Purchase Payment or whatever your Contract is worth on the day that we receive your request, depending on your state law. See "Other Contract Features."


Expenses: There are fees and charges associated with the Contract. During the Purchase Period, if any portion of your account is invested in a Variable Account Option, a quarterly account maintenance charge of $3.75 is charged to your account. The Contract maintenance charge may be waived for certain group contracts. We also deduct Separate Account Charges of up to 0.65% annually of the average daily value of your Contract allocated to the Variable Account Options. See the "Fee Tables" and "Fees and Charges."

Living Benefits: A Living Benefit is a guaranteed minimum withdrawal benefit and is designed to help you create a guaranteed income stream for as long as you live, or as long as you and your spouse live, even if the entire Account Value has been reduced to zero, provided withdrawals taken are within the parameters of the applicable feature. A Living Benefit may offer protection in the event your Account Value declines due to unfavorable investment performance, certain withdrawal activity, if you live longer than expected or any combination of these factors. Living Benefits (IncomeLOCK +6, IncomeLOCK +8 and IncomeLOCK) are no longer available for purchase. See "Appendix B" for information on these Living Benefits.


Federal Tax Information: Although deferred annuity contracts such as Portfolio Director can be purchased with after-tax dollars, they are primarily used in connection with retirement programs that already receive favorable tax treatment under federal law.

Annuities, custodial accounts and trusts used to fund tax-qualified retirement plans and programs (such as those established under Code sections 403(b) or 401(k) and IRAs) generally defer payment on taxes and earnings until withdrawal. If you are considering an annuity to fund a tax-qualified plan or program, you should know that an annuity generally does not provide additional tax deferral beyond the tax-qualified plan or program itself. Annuities, however, may provide other important features and benefits such as the income payout option, which means that you can choose to receive periodic payments for the rest of your life or for a certain number of years, and a minimum guaranteed death benefit, which protects your Beneficiaries if you die before you begin the income payout option. Before purchasing a deferred annuity for use in a qualified retirement plan or program, you should seek tax advice from your own tax advisor. For a more detailed discussion of these income tax provisions, see "Federal Tax Matters."


Surrender Charges: Under some circumstances, a surrender charge is deducted from your account. These situations are discussed in detail in the section of this prospectus entitled "Fees and Charges -- Surrender Charge." When this happens, the surrender charge is computed in two ways and you are charged whichever amount is less. The first amount is simply 5% of whatever amount you have withdrawn. The second amount is 5% of the contributions you have made to your account during the last 60 months. See the above mentioned section for exceptions to this procedure.


Withdrawals from a Multi-Year Enhanced Option prior to the end of the applicable MVA term will be subject to a market value adjustment unless an exception applies. This may increase or reduce the amount withdrawn.

However, the market value adjustment will not reduce the amount invested in the Multi-Year Enhanced Option below the guaranteed amount.

Withdrawals are always subject to your plan provisions and federal tax restrictions, which, for plans other than section 457(b) plans, generally include a tax penalty on withdrawals made prior to age 59 1/2, unless an exception applies.

Access to Your Money: You may withdraw money from your Contract during the Purchase Period. You will pay income taxes on earnings and untaxed contributions when you withdraw them. Payments received during the Payout Period are considered partly a return of your original investment. A federal tax penalty may apply if you make withdrawals before age 59 1/2. As noted above, a withdrawal charge may apply. See "Surrender of Account Value" and "Federal Tax Matters."

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Loans: Portfolio Director offers a tax-free loan provision for tax-qualified contracts, other than individual retirement plans ("IRAs"), which gives you access to your money in the Fixed Account Options (subject to a minimum loan amount of $1,000). The availability of loans is subject to federal and state government regulations, as well as your employer's plan provisions and VALIC policy. Generally, one loan per account will be allowed. Under certain, specific circumstances, a maximum of two loans per account may be allowed. VALIC reserves the right to change this limit. We may charge a loan application fee if permitted under state law. Keep in mind that tax laws restrict withdrawals prior to age 59 1/2 and a tax penalty may apply (including on a loan that is not repaid). If you elected IncomeLOCK Plus, see Appendix B for limitations on your ability to take loans.


Transfers: There is no charge to transfer the money in your account among Portfolio Director's investment options. You may transfer your Account Values between Variable Account Options at any time during the Purchase Period, subject to certain rules.

Your Account Value in the Short-Term Fixed Account must remain there for at least 90 days before it can be transferred to other investment options. Up to 20% of your Fixed Account Plus Account Value may be transferred during each Participant Year to other investment options. If you transfer assets from Fixed Account Plus to another investment option, any assets transferred back into Fixed Account Plus within 90 days will receive a different rate of interest, than that paid for new Purchase Payments.

Amounts invested in a Multi-Year Enhanced Option may be transferred to another investment option at the end of an MVA term without application of a market value adjustment.

Once you begin receiving payments from your account (called the Payout Period), you may still transfer funds among Variable Account Options once each Participant Year.

Transfers can be made by calling VALIC's toll-free transfer service at 1-800-448-2542. For more information on account transfers, see "Transfers Between Investment Options."

Income Options: When you are ready to begin taking income, you can choose to receive income payments on a variable basis, fixed basis, or a combination of both. You may also choose from five different income options, including an option for income that you cannot outlive. See "Payout Period."

Death Benefits: Portfolio Director will pay death benefits during either the Purchase Period or the Payout Period. The death benefits are automatically included in your Contract for no additional fee. If death occurs during the Purchase Period, Portfolio Director offers an interest-guaranteed death benefit or the standard death benefit. If death occurs during the Payout Period, your Beneficiary may receive a death benefit depending on the Payout Option selected. Note that the death benefit provisions may vary from state to state. See "Death Benefits."

Inquiries: If you have questions about your Contract, call your financial advisor or contact us at 1-800-448-2542.

 Please read the prospectus carefully for more detailed information regarding these and other features and benefits of the Contract, as well as the risks of investing.

General Information
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About the Contracts

The Contracts were developed to help you save money for your retirement. A group Contract is a Contract that is purchased by an employer for a retirement plan. The employer and the plan documents will determine how contributions may be made to the Contracts. For example, the employer and plan documents may allow contributions to come from different sources, such as payroll deductions or money transfers. The amount, number, and frequency of your Purchase Payments may also be determined by the retirement plan for which your Contract was purchased. Likewise, the employer's plan may have limitations on partial or total withdrawals (surrenders), the start of annuity payments, and the type of annuity payout options you select.

The Contracts offer a combination of fixed and variable investment options that you, as a Participant, may choose to invest in to help you reach your retirement savings goals. You should consider your personal risk tolerances and your retirement plan in choosing your investment options.

The retirement savings process with the Contracts will involve two stages: the accumulation Purchase Period, and the annuity Payout Period. The accumulation period is when you make contributions into the Contracts called "Purchase Payments." The Payout Period begins when you decide to annuitize all or a portion of your Account Value. You can select from a wide array of payout options including both fixed and variable payments. For certain types of retirement plans, such as 403(b) plans, there may be statutory restrictions on withdrawals as disclosed in the plan documents. Refer to your plan document for guidance and any rules or restrictions regarding the accumulation or annuitization periods. For more information, see "Purchase Period" and "Payout Period."

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About VALIC

We were originally organized on December 21, 1955 as The Variable Annuity Life Insurance Company of America Incorporated, located in Washington, D.C. We reorganized in the State of Texas on August 20, 1968, as Variable Annuity Life Insurance Company of Texas. On November 5, 1968, the name was changed to The Variable Annuity Life Insurance Company. Our main business is issuing and offering fixed and variable retirement annuity contracts, like Portfolio Director. Our principal offices are located at 2929 Allen Parkway, Houston, Texas 77019. We have regional offices throughout the United States.

On August 29, 2001, SunAmerica Financial Group, Inc., formerly American General Corporation ("SAFG"), a holding company and VALIC's indirect parent company, was acquired by American International Group, Inc., a Delaware corporation ("AIG"). As a result, VALIC is an indirect, wholly-owned subsidiary of AIG. AIG is a leading international insurance organization serving customers in more than 100 countries and jurisdictions. AIG companies serve commercial, institutional and individual customers through one of the most extensive worldwide property-casualty networks of any insurer. In addition, AIG companies are leading providers of life insurance and retirement services in the United States. AIG common stock is listed on the New York Stock Exchange and the Tokyo Stock Exchange.

More information about AIG may be found in the regulatory filings AIG files from time to time with the SEC at www.sec.gov.

American Home Assurance Company

The information below is applicable to you only if your Contract or Certificate was issued December 29, 2006 or earlier.

Insurance obligations under Contracts issued by the Company are guaranteed by American Home Assurance Company ("American Home"), an affiliate of the Company. Insurance obligations include, without limitation, Contract value invested in any available fixed account option, death benefits and income options. The guarantee does not guarantee Contract value or the investment performance of the Variable Account Options available under the Contracts. The guarantee provides that the Company's Contract owners can enforce the guarantee directly.

American Home provided notice of termination of the General Guarantee Agreement dated March 3, 2003 (the "Guarantee") with respect to Contracts issued by VALIC. The Guarantee terminated on December 29, 2006 at 4:00 p.m. Eastern time ("Point of Termination"). Pursuant to its terms, the Guarantee will not apply to any group or individual Contract or Certificate issued after the Point of Termination. The Guarantee will remain in effect for any Contract or Certificate issued prior to the Point of Termination until all insurance obligations under such Contracts or Certificates are satisfied in full. As described in the prospectus, VALIC will continue to remain obligated under all of its Contracts and Certificates, regardless of issue date, in accordance with the terms of those Contracts and Certificates.

American Home is a stock property-casualty insurance company incorporated under the laws of the State of New York on February 7, 1899. American Home's principal executive office is located at 175 Water Street, New York, New York 10038. American Home is licensed in all 50 states of the United States and the District of Columbia, as well as certain foreign jurisdictions, and engages in a broad range of insurance and reinsurance activities. American Home is an indirect wholly owned subsidiary of American International Group, Inc.

About VALIC Separate Account A

When you direct money to the Contract's Variable Account Options, you will be sending that money through VALIC Separate Account A. You do not invest directly in the Mutual Funds made available in the Contract. VALIC Separate Account A invests in the Mutual Funds on behalf of your account. VALIC acts as self custodian for the Mutual Fund shares owned through the Separate Account. VALIC Separate Account A is made up of what we call "Divisions." Each Division invests in a different Mutual Fund made available through the Contract. For example, Division Ten represents and invests in the VALIC Company I Stock Index Fund. The earnings (or losses) of each Division are credited to (or charged against) the assets of that Division, and do not affect the performance of the other Divisions of VALIC Separate Account A.

VALIC established Separate Account A on July 25, 1979 under Texas insurance law. VALIC Separate Account A is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended, (the "1940 Act"). Units of interest in VALIC Separate Account A are registered as securities under The Securities Act of 1933, as amended (the "1933 Act").

VALIC Separate Account A is administered and accounted for as part of the Company's business operations. However, the income, capital gains or capital losses, whether or not realized, of each Division of VALIC Separate Account A are credited to or charged against the assets held in that Division without regard to the income, capital gains or capital losses of any other Division or arising out of any other business the Company may conduct. In accordance with the terms of the Contract, VALIC Separate Account A may not be charged with the liabilities of any other Company operation. As stated in the Contract, the Texas Insurance Code requires that the assets of VALIC Separate Account A attributable to the Contract be held exclusively for the benefit of the Contract owner, Participants, annuitants, and beneficiaries of the Contracts. The

--------------------------------------------------------------------------------

commitments under the Contracts are VALIC's, and AIG and SAFG have no legal obligation to back these commitments.

Units of Interest

Your investment in a Division of VALIC Separate Account A is represented by units of interest issued by VALIC Separate Account A. On a daily basis, the units of interest issued by VALIC Separate Account A are revalued to reflect that day's performance of the underlying mutual fund minus any applicable fees and charges to VALIC Separate Account A.

Distribution of the Contracts


As of the date of this prospectus, the principal underwriter and distributor for VALIC Separate Account A is AIG Capital Services, Inc. ("ACS" or "Distributor"). ACS, an affiliate of the Company, is located at 21650 Oxnard Street, Suite 750, Woodland Hills, California 91367-4997. For more information about the Distributor, see "Distribution of Variable Annuity Contracts" in the SAI.


The Contracts are sold by licensed insurance agents who are registered representatives of broker-dealers, which are members of the Financial Industry Regulatory Authority, unless such broker-dealers are exempt from the broker-dealer registration requirements of the Securities Exchange Act of 1934, as amended. VALIC receives payments from some Fund companies for exhibitor booths at meetings and to assist with the education and training of VALIC financial advisors.

VALIC sometimes retains and compensates business consultants to assist VALIC in marketing group employee benefit services to employers. VALIC business consultants are not associated persons of VALIC and are not authorized to sell or market securities or insurance products to employers or to group plan participants. The fees paid to such business consultants are part of VALIC's general overhead and are not charged back to employers, group employee benefit plans or plan participants.

VALIC financial advisors who sell the Contracts will be compensated for such sales by commissions ranging up to 5.0% of each first-year Purchase Payment. The financial advisors will receive commissions of up to 0.85% for level Purchase Payments in subsequent years and up to 5.0% on increases in the amount of Purchase Payments in the year of the increase. During the first two years of employment, financial advisors may also receive developmental commissions of up to 4% for each first-year Purchase Payment and for increases in the amount of Purchase Payments.

Independent broker-dealers who sell the Contracts will be compensated for such sales by commissions ranging up to 4.0% of each Purchase Payment and may also receive an annual trail (a reduced commission paid after the initial purchase).

In addition, the Company and the Distributor may enter into marketing and/or sales agreements with certain broker-dealers regarding the promotion and marketing of the Contracts. The sales commissions and any marketing arrangements as described are paid by the Company and are not deducted from Purchase Payments. We anticipate recovering these amounts from the fees and charges collected under the Contract. See also the "Fees and Charges" section in this prospectus.

Administration of the Contracts

VALIC is responsible for the administrative servicing of your contract. Please contact the Annuity Service Center at 1-800-448-2542, if you have any comments, questions or service requests.

Business Disruption and Cyber Security Risks. VALIC relies heavily on interconnected computer systems and digital data to conduct its variable product business activities. Because VALIC's business is highly dependent upon the effective operation of its computer systems and those of its business partners, VALIC's business is vulnerable to disruptions from physical disruptions and utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions) and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service attacks on websites and other operational disruption and unauthorized release of confidential customer information. Such systems failures and cyber-attacks affecting VALIC, the underlying Funds, intermediaries and other affiliated or third-party service providers may adversely affect VALIC and your Contract value. For instance, systems failures and cyber-attacks may interfere with the processing of Contract transactions, including the processing of orders from VALIC's website or with the underlying Funds, impact VALIC's ability to calculate Purchase Unit Values, cause the release and possible destruction of confidential customer or business information, impede order processing, subject VALIC and/or its service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber security risks may also impact the issuers of securities in which the underlying Funds invest, which may cause the Funds underlying your Contract to lose value. There can be no assurance that VALIC or the underlying Funds or VALIC's service providers will avoid losses affecting your contract due to cyber-attacks or information security breaches in the future.

Fixed and Variable Account Options
--------------------------------------------------------------------------------

The Contracts offer a choice from among several Variable Account Options and three Fixed Account Options. Depending on the selection made by your employer's plan, if applicable, there may be limitations on which and how many investment options Participants may invest in at any one time. All options listed (except where noted) are available, generally, for 401(a), 403(a), 401(k), and 403(b) plans and 457(b) eligible deferred compensation plans, as well as individual retirement annuities.

This prospectus describes a Contract in which units of interest in VALIC's Separate Account A are offered. Portfolio Director will allow you to accumulate retirement dollars in Fixed Account Options and/or Variable Account Options. Variable Account Options are referred to as Divisions (subaccounts) in VALIC Separate Account A. Each Separate Account Division represents our investment in a different mutual fund. This prospectus describes only the variable aspects of Portfolio Director except where the Fixed Account Options are specifically mentioned.

Fixed Account Options

Portfolio Director features up to three guaranteed fixed options that are each part of the general account assets of the Company. These assets are invested in accordance with applicable state regulations to provide fixed-rate earnings and guarantee safety of principal. The guarantees are backed by the claims-paying ability of the Company, and not the Separate Account. A tax-deferred nonqualified annuity may include the guaranteed fixed options. The Fixed Account Options are not subject to regulation under the 1940 Act and are not required to be registered under the 1933 Act. As a result, the SEC has not reviewed data in this prospectus that relates to Fixed Account Options. However, federal securities law does require such data to be accurate and complete.

      Fixed Account Options                Investment Objective
      ---------------------                --------------------
      Fixed Account Plus          This account provides fixed-return
                                  investment growth for the long-term. It
                                  is credited with interest at rates set
                                  by VALIC. The account is guaranteed to
                                  earn at least a minimum rate of
                                  interest as shown in your Contract.
                                  Your money may be credited with a
                                  different rate of interest depending on
                                  the time period in which it is
                                  accumulated. Purchase Payments
                                  allocated to a Fixed Account Plus will
                                  receive a current rate of interest.
                                  There are limitations on transfers out
                                  of this option. If you transfer assets
                                  from Fixed Account Plus to another
                                  investment option, any assets
                                  transferred back into Fixed Account
                                  Plus within 90 days will receive a
                                  different rate of interest, than that
                                  paid for new Purchase Payments.

      Short-Term Fixed Account    This account provides fixed-return
                                  investment growth for the short-term.
                                  It is credited with interest at rates
                                  set by VALIC, which may be lower than
                                  the rates credited to Fixed Account
                                  Plus, above. The account is guaranteed
                                  to earn at least a minimum rate of
                                  interest as shown in your Contract.
                                  Your money may be credited with a
                                  different rate of interest depending on
                                  the time period in which it is
                                  accumulated.

      Multi-Year Enhanced Option  This account is a long-term investment
       ("Multi-Year Option")      option, providing a guaranteed interest
                                  rate for a guaranteed period (three,
                                  five, seven, or ten years) ("MVA
                                  Term"). See your Contract for minimum
                                  investment amounts and other
                                  requirements and restrictions. This
                                  option may not be available in all
                                  employee plans or states. All MVA Terms
                                  may not be available. See your
                                  financial advisor for information on
                                  the MVA Terms that are currently
                                  offered.

Generally, for most series of Portfolio Director, a current interest rate is declared at the beginning of each calendar month, and is applicable to new contributions received during that month. Interest is credited to the account daily and compounded at an annual rate. VALIC guarantees that all contributions received during a calendar month will receive that month's current interest rate for the remainder of the calendar year. Our practice, though not guaranteed, is to continue crediting interest at that same rate for such purchase payments for one additional calendar year. Thereafter, the amounts may be consolidated with contributions made during other periods and will be credited with interest at a rate which the Company declares annually on January 1 and guarantees for the remainder of the calendar year. The interest rates and periods may differ between the series of Portfolio Director. Some series of Portfolio Director may offer a higher interest rate on Fixed Account Plus. This interest crediting policy is subject to change, but any changes made will not reduce the current rate below your contractually guaranteed minimum or reduce monies already credited to the account.

Variable Account Options


The Contracts enable you to participate in Divisions that represent the Variable Account Options shown below. These Divisions comprise all of the Variable Account Options that are made available through VALIC Separate Account
A. According to your retirement program, you may not be able to invest in all of the Variable Account Options described in this prospectus. You may be subject to further limits on how many options you may be invested in at any one time or how many of the options you are invested in may be involved in certain transactions at any one time. We reserve the right to limit the investment options available under your Contract if you elected a Living Benefit, as described in Appendix B below.


Several of the Variable Account Options offered through VALIC's Separate Account A are also available to the general public (retail investors) outside of annuity contracts, life insurance contracts, or certain employer-sponsored retirement plans. These funds are listed in the front of the prospectus as "Public Funds." If your Contract is a tax-deferred nonqualified annuity that is not part of your employer's retirement plan, or if

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your Contract is issued under a deferred compensation plan (other than an eligible governmental 457(b) plan), those Variable Account Options that are invested in Public Funds will not be available within your Contract, due to Code requirements concerning investor control. Therefore, the nonqualified annuities listed above and ineligible deferred compensation 457(f) plans and private sector top-hat plans (generally, an unfunded deferred compensation plan maintained by an employer primarily for the purpose of providing deferred compensation for a select group of management or highly-compensated employees) may invest only in VALIC Company I and II.

The Variable Account Options shown below are grouped by asset class (e.g., domestic large-cap equity, small-cap equity, fixed income, and others). We also identify each Fund's investment adviser and, if applicable, investment sub-adviser. See the separate Fund prospectuses for more detailed information on each Fund's management fees and total expenses, investment objective, strategies and risks, as well as a history of any changes to a Fund's investment adviser or sub-adviser. You should read the prospectuses carefully before investing. Additional copies are available from VALIC at 1-800-448-2542 or online at www.valic.com.

Refer to your employer's retirement program documents for a list of the employer-selected Variable Account Options and any limitations on the number of Variable Account Options you may choose. All Funds may not be available for all plans or individual or group contracts.

Shares of certain of the Mutual Funds are also sold to separate accounts of other insurance companies that may or may not be affiliated with us. This is known as "shared funding." These Mutual Funds may also be sold to separate accounts that act as the underlying investments for both variable annuity contracts and variable life insurance policies. This is known as "mixed funding." There are certain risks associated with mixed and shared funding, such as potential conflicts of interest due to differences in tax treatment and other considerations, including the interests of different pools of investors. These risks may be discussed in each Mutual Fund's prospectus.

Investors seeking to achieve long term retirement security generally are encouraged to give careful consideration to the benefits of a well balanced and diversified investment portfolio. As just one example, investing one's total retirement savings in a limited number of investment options may cause that individual's retirement savings to not be adequately diversified. Spreading those assets among different types of investments can help an investor achieve a favorable rate of return in changing market or economic conditions that may cause one category of assets or particular security to perform very well while causing another category of assets or security to perform poorly. Of course, diversification is not a guarantee of gains or against losses. However, it can be an effective strategy to help manage investment risk. The United States Department of Labor provides information about the importance of diversification online at www.dol.gov/ebsa/investing.html.

SunAmerica Asset Management, LLC ("SunAmerica") is affiliated with the adviser, VALIC, due to common ownership.

Variable Account Options    Adviser/Sub-Adviser     Variable Account Options      Adviser/Sub-Adviser
------------------------    -------------------     ------------------------      -------------------

Domestic Large-Cap Equity Asset Class

 American Beacon Holland  Adviser: American Beacon   Large Cap Core Fund      Adviser: VALIC
   Large Cap Growth Fund   Advisors, Inc.                                     Sub-Adviser: Columbia
                          Sub-Adviser: Holland                                 Management Investment
                           Capital Management LLC                              Advisors, LLC ("Columbia
                                                                               Management")

 Blue Chip Growth Fund    Adviser: VALIC             Large Capital Growth     Adviser: VALIC
                          Sub-Adviser: T. Rowe         Fund                   Sub-Adviser: Massachusetts
                           Price Associates, Inc.                              Financial Services Company
                           ("T. Rowe Price")                                   ("MFS")

 Broad Cap Value Income   Adviser: VALIC             Large Cap Value Fund     Adviser: VALIC
   Fund                   Sub-Adviser: Barrow,                                Sub-Advisers: Boston Company
                           Hanley, Mewhinney &                                 and Janus Capital
                           Strauss, LLC ("Barrow                               Management LLC ("Janus")
                           Hanley")                                           Sub-Sub-Adviser: Perkins
                                                                               Investment Management LLC,
                                                                               an affiliate of Janus

 Capital Appreciation     Adviser: VALIC             Nasdaq-100(R) Index Fund Adviser: VALIC
   Fund                   Sub-Adviser: The Boston                             Sub-Adviser: SunAmerica
                           Company Asset
                           Management, LLC
                           ("Boston Company")

 Core Equity Fund         Adviser: VALIC             Socially Responsible     Adviser: VALIC
                          Sub-Adviser: BlackRock       Fund                   Sub-Adviser: SunAmerica
                           Investment Management,    Stock Index Fund         Adviser: VALIC
                           LLC ("BlackRock")                                  Sub-Adviser: SunAmerica

--------------------------------------------------------------------------------


Variable Account Options    Adviser/Sub-Adviser     Variable Account Options        Adviser/Sub-Adviser
------------------------    -------------------     ------------------------        -------------------

 Dividend Value Fund      Adviser: VALIC             Value Fund               Adviser: VALIC
                          Sub-Advisers: BlackRock                             Sub-Adviser: Wellington
                           and SunAmerica                                      Management Company LLP
                                                                               ("Wellington Management")

 Growth & Income Fund     Adviser: VALIC             Vanguard Windsor II Fund Advisers: Barrow Hanley;
 Growth Fund              Sub-Adviser: J.P. Morgan                             Hotchkis and Wiley Capital
                          Investment Management                                Management, LLC; Lazard
                          Inc. ("JPMIM")                                       Asset Management LLC;
                          Adviser: VALIC                                       Sanders Capital, LLC; and The
                          Sub-Adviser: American                                Vanguard Group, Inc.
                           Century Investment                                  ("Vanguard")
                           Management, Inc.
                           ("American Century")

Domestic Mid-Cap Equity Asset Class

 Ariel Appreciation Fund  Adviser: Ariel             Mid Cap Strategic        Adviser: VALIC
                          Investments, LLC             Growth Fund            Sub-Advisers: Janus and Allianz
                                                                               Global Investors U.S., LLC
 Mid Cap Growth Fund      Adviser: VALIC                                       ("Allianz")
                          Sub-Adviser: Wells
                           Capital Management
                           Incorporated ("Wells
                           Capital")

 Mid Cap Index Fund       Adviser: VALIC             Mid Cap Value Fund       Adviser: VALIC
                          Sub-Adviser: SunAmerica                             Sub-Advisers: Boston Partners
                                                                               Global Investors, Inc. d/b/a
                                                                               Boston Partners and
                                                                               Wellington Management

Domestic Small-Cap Equity Asset Class

 Ariel Fund               Adviser: Ariel             Small Cap Special        Adviser: VALIC
                          Investments, LLC             Values Fund            Sub-Advisers: Wells Capital

 Small Cap Aggressive     Adviser: VALIC
   Growth Fund            Sub-Adviser: Victory
                           Capital Management Inc.

 Small Cap Fund           Adviser: VALIC             Small-Mid Growth Fund    Adviser: VALIC
                          Sub-Advisers: JPMIM, T.                             Sub-Adviser: Goldman Sachs
                           Rowe Price and                                      Capital Management, LP
                           Bridgeway Capital                                   ("Goldman Sachs")
                           Management, LLC

 Small Cap Growth Fund    Adviser: VALIC             Small Cap Value Fund     Adviser: VALIC
                          Sub-Adviser: JPMIM                                  Sub-Advisers: JPMIM

 Small Cap Index Fund     Adviser: VALIC
                          Sub-Adviser: SunAmerica

Global Equity Asset Class (International And Domestic)

 Global Social Awareness  Adviser: VALIC             Global Strategy Fund     Adviser: VALIC
   Fund                   Sub-Adviser: SunAmerica                             Sub-Advisers: Franklin Advisers,
                                                                               Inc. and Templeton Investment
                                                                               Counsel, LLC

International Equity Asset Class

 Emerging Economies Fund  Adviser: VALIC             International Growth     Adviser: VALIC
 Foreign Value Fund       Sub-Adviser: JPMIM           Fund                   Sub-Advisers: American Century,
                          Adviser: VALIC                                       Invesco Advisers, Inc.
                          Sub-Adviser: Templeton                               ("Invesco") and MFS
                           Global Advisors Limited

--------------------------------------------------------------------------------


Variable Account Options    Adviser/Sub-Adviser     Variable Account Options        Adviser/Sub-Adviser
------------------------    -------------------     ------------------------        -------------------

 International Equities   Adviser: VALIC             International            Adviser: VALIC
   Index Fund             Sub-Adviser: SunAmerica      Opportunities Fund     Sub-Advisers: MFS and Delaware
                                                                               Investment Fund Advisers

Specialty Asset Class

 Global Real Estate Fund  Adviser: VALIC             Invesco Balanced-Risk    Adviser: Invesco
                          Sub-Advisers: Invesco        Commodity Strategy
                           and Goldman Sachs           Fund
                          Sub-Sub-Adviser: Invesco
                           Asset Management
                           Limited, an affiliate
                           of Invesco
 Health Sciences Fund     Adviser: VALIC             Science & Technology     Adviser: VALIC
                          Sub-Adviser: T. Rowe         Fund                   Sub-Advisers: T. Rowe Price,
                          Price                                                Allianz and Wellington
                                                                               Management

Hybrid Asset Class (Equity and Fixed Income)

 Aggressive Growth        Adviser: VALIC             T. Rowe Price            Adviser: T. Rowe Price
   Lifestyle Fund         Sub-Adviser: PineBridge      Retirement 2035 Fund
                          Investments LLC
                          ("PineBridge")

 Asset Allocation Fund    Adviser: VALIC             T. Rowe Price            Adviser: T. Rowe Price
                          Sub-Adviser: PineBridge      Retirement 2040 Fund

 Conservative Growth      Adviser: VALIC             T. Rowe Price            Adviser: T. Rowe Price
   Lifestyle Fund         Sub-Adviser: PineBridge      Retirement 2045 Fund

 Dynamic Allocation Fund  Adviser: VALIC             T. Rowe Price            Adviser: T. Rowe Price
                          Sub-Advisers:                Retirement 2050 Fund
                          AllianceBernstein L.P.
                          and SunAmerica

 Moderate Growth          Adviser: VALIC             T. Rowe Price            Adviser: T. Rowe Price
   Lifestyle Fund         Sub-Adviser: PineBridge      Retirement 2055 Fund
                                                     T. Rowe Price            Adviser: T. Rowe Price
                                                       Retirement 2060 Fund
 T. Rowe Price            Adviser: T. Rowe Price     Vanguard LifeStrategy    The LifeStrategy Funds do not
   Retirement 2015 Fund                                Conservative Growth    employ an investment advisor,
                                                       Fund                   but benefit from the investment
                                                                              advisory services provided to
 T. Rowe Price            Adviser: T. Rowe Price     Vanguard LifeStrategy    the underlying funds in which
   Retirement 2020 Fund                                Growth Fund            they invest. The investment
                                                                              advisor to the underlying funds
 T. Rowe Price            Adviser: T. Rowe Price     Vanguard LifeStrategy    is Vanguard.
   Retirement 2025 Fund                                Moderate Growth Fund

 T. Rowe Price            Adviser: T. Rowe Price     Vanguard Wellington Fund Adviser: Wellington Management
   Retirement 2030 Fund

Fixed Income Asset Class

 Capital Conservation     Adviser: VALIC             Government Money Market  Adviser: VALIC
   Fund                   Sub-Adviser: PineBridge      II Fund*               Sub-Adviser: SunAmerica

 Core Bond Fund           Adviser: VALIC             Government Securities    Adviser: VALIC
                          Sub-Adviser: PineBridge      Fund                   Sub-Adviser: JPMIM

 Government Money Market  Adviser: VALIC             Strategic Bond Fund      Adviser: VALIC
   I Fund*                Sub-Adviser: SunAmerica                             Sub-Adviser: PineBridge

--------------------------------------------------------------------------------

Variable Account Options    Adviser/Sub-Adviser     Variable Account Options    Adviser/Sub-Adviser
------------------------    -------------------     ------------------------    -------------------

 High Yield Bond Fund     Adviser: VALIC             Vanguard Long-Term       Advisers: Wellington
                          Sub-Adviser: Wellington      Investment-Grade Fund  Management and Vanguard
                           Management

 Inflation Protected Fund Adviser: VALIC             Vanguard Long-Term       Adviser: Vanguard
                          Sub-Adviser: PineBridge      Treasury Fund

 International            Adviser: VALIC
   Government Bond Fund   Sub-Adviser: PineBridge

--------

* Effective September 28, 2016, the VALIC Company I Money Market I Fund and the VALIC Company II Money Market II Fund changed their names to the Government Money Market I Fund and the Government Money Market II Fund, respectively.


The Dynamic Allocation Fund has an investment strategy that may serve to reduce the risk of investment losses that could require the Company to use its own assets to make payments in connection with certain guarantees under the Contract. In addition, the Dynamic Allocation Fund may enable the Company to more efficiently manage its financial risks associated with guarantees like living and death benefits, due in part to a formula developed by affiliated insurance companies and provided to the Sub-advisers. The formula used by the Sub-advisers is described in the Fund's prospectus and may change over time based on proposals by the Company. Any changes to the formula proposed by the Company will be implemented only if they are approved by the Fund's investment adviser and the Fund's Board of Directors, including a majority of the Independent Directors. See the VALIC Company I prospectus and Statement of Additional Information for details.

A detailed description of the fees and investment objective, strategies, and risks of each Mutual Fund can be found in the current prospectus for each Fund mentioned. These prospectuses are available online at www.valic.com.

Purchase Period
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The Purchase Period begins when your first Purchase Payment is made and continues until you begin your Payout Period. This period may also be called the accumulation period, as you save for retirement. Changes in the value of each Fixed and Variable Account Option are reflected in your overall Account Value. Thus, your investment choices and their performance will affect the total Account Value that will be available for the Payout Period. The amount, number, and frequency of your Purchase Payments may be determined by the retirement plan for which your Contract was purchased. The Purchase Period will end upon death, upon surrender, or when you complete the process to begin the Payout Period.

Account Establishment

You may establish an account through a financial advisor. Initial Purchase Payments must be received by VALIC either with, or after, a completed application. If part of an employer-sponsored retirement plan, your employer is responsible for remitting Purchase Payments to us. The employer is responsible for furnishing instructions to us (a premium flow report) as to the amount being applied to your account (see below). Purchase Payments can also be made by you for IRAs and certain nonqualified Contracts ("individual contracts").

The maximum single payment that may be applied to any account without prior Home Office approval is $1,000,000. Minimum initial and subsequent Purchase Payments are as follows:

                                        Initial Subsequent
                      Contract Type     Payment  Payment
                      -------------     ------- ----------
                      Periodic Payment. $   30     $ 30
                      Single Payment... $1,000      -0-

Periodic Payment minimums apply to each Periodic Payment made. The Single Payment minimum applies to each of your accounts.

When an initial Purchase Payment is accompanied by an application, we will promptly:

  . Accept the application and establish your account. We will also apply your Purchase Payment by crediting the amount, effective the date we accept your application, to the Fixed or Variable Account Option(s) selected; or

  . Request additional information to correct or complete the application. In the case of an individual variable annuity Contract, we will return the Purchase Payments within 5 Business Days if the requested information is not provided, unless you otherwise so specify. Once you provide us with the requested information, we will establish your account and apply your Purchase Payment, effective the date we accept your application, by crediting the amount to the Fixed or Variable Account Option(s) selected; or

  .   Reject the application and return the Purchase Payment.

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If we receive Purchase Payments from your employer before we receive your completed application or enrollment form, we will not be able to establish a permanent account for you. If this occurs, we will take one of the following actions:

Return Purchase Payments. If we do not have your name, address or Social Security Number ("SSN"), we will return the Purchase Payment to your employer unless this information is immediately provided to us; or

Employer-Directed Account. At the direction of your employer, provided on a form acceptable to VALIC and accompanied by certain necessary information (such as name, address, and SSN), we may establish an account for you. In that case we will deposit your Purchase Payment in an "Employer-Directed" account invested in a Money Market Division, or other investment options chosen by your employer, and provide a Contract or certificate. If you want a financial advisor to assist you in allocating these amounts, you will first need to provide certain personal and financial information that may be required by the advisor in order to provide such assistance; or

Starter Account. If we have your name, address and SSN, but we do not have an agreement with your employer for employer directed accounts, we will deposit your Purchase Payment in a "starter" account invested in the Money Market Division option available for your plan or other investment options chosen by your employer. We will send you a follow-up letter requesting the information necessary to complete the application, including your allocation instructions. You may not transfer these amounts until VALIC has received a completed application or enrollment form.

If mandated under applicable law, we may be required to reject a Purchase Payment. We may also be required to block a Contract Owner's account and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans or death benefits, until instructions are received from the appropriate regulatory authority.

When Your Account Will Be Credited

Depending on your retirement plan, Purchase Payments may be made by your employer for your account or by you for an IRA or certain nonqualified Contracts. It is the employer's or the individual's responsibility to ensure that the Purchase Payment can be promptly posted to the appropriate account(s).

A Purchase Payment must be "in good order" before it can be posted to your account. "In good order" means that all required information and/or documentation has been supplied and that the funds (check, wire, or ACH) clearly identify the individual SSN or Group Number to which they are to be applied. To ensure efficient posting for Employer-Directed accounts, Purchase Payment information must include complete instructions, including the group name and number, each employee's name and SSN, contribution amounts (balanced to the penny for the total purchase) and the source of the funds (for example, employee voluntary, employer mandatory, employer match, transfer, rollover or a contribution for a particular tax year). Purchase Payments for individual accounts must include the name, SSN, and the source of the funds (for example, transfer, rollover, or a contribution for a particular tax year).

If the Purchase Payment is in good order as described and is received by our bank by Market Close, the appropriate account(s) will be credited the Business Day of receipt. Purchase Payments in good order received after Market Close will be credited the next Business Day.

Note that if the Purchase Payment is not in good order, the employer or individual will be notified promptly. No amounts will be posted to any accounts until all issues with the Purchase Payment have been resolved. If a Purchase Payment is not received in good order, the purchase amounts will be posted effective the Business Day all required information is received.

Purchase Units

A Purchase Unit is a unit of interest owned by you in your Variable Account Option. Purchase Unit values are calculated each Business Day following Market Close. Purchase Units may be shown as "Number of Shares" and the Purchase Unit values may be shown as "Share Price" on some account statements. See "Purchase Unit Value" in the SAI for more information and an illustration of the calculation of the unit value.

Calculation of Value for Fixed Account Options

The Fixed Account Plus and the Short-Term Fixed Accounts are part of the Company's general assets. The Multi-Year Option may be invested in either the general assets of the Company or in a separate account of the Company, depending upon state requirements. You may allocate all or a portion of your Purchase Payment to the Fixed Account Options listed in the "Fixed and Variable Accounts Options" section in this prospectus. Purchase Payments you allocate to these Fixed Account Options are guaranteed to earn at least a minimum rate of interest. Interest is paid on each of the Fixed Account Options at declared rates, which may be different for each option. With the exception of a market value adjustment, which generally will be applied to withdrawals or transfers from a Multi-Year Option prior to the end of an MVA term, we bear the entire investment risk for the Fixed Account Options. All Purchase Payments and interest earned on such amounts in your Fixed Account Option will be paid regardless of the investment results experienced by the Company's general assets. The minimum amount to establish each new Multi-Year Option guarantee period (MVA Band), as described in the Contract, may be changed from time to time by the Company.

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The value of your Fixed Account Option is calculated on a given Business Day as shown below:

             Value of Your Fixed Account Options*
         =   (equals)
             All Purchase Payments made to the Fixed Account Options
         +   (plus)
             Amounts transferred from Variable Account Options to the Fixed Account Options
         +   (plus)
             All interest earned
         -   (minus)
             Amounts transferred or withdrawn from Fixed Account
             Options (including applicable fees and charges)

--------
* This value may be subject to a market value adjustment under the Multi-Year Option.

Calculation of Value for Variable Account Options

You may allocate all or a portion of your Purchase Payments to the Variable Account Options listed in this prospectus as permitted by your retirement program. An overview of each of the Variable Account Options may be found in the "Fixed and Variable Account Options" section in this prospectus and in each Mutual Fund's prospectus. The Purchase Unit value of each Variable Account Option will change daily depending upon the investment performance of the underlying Mutual Fund (which may be positive or negative) and the deduction of the Separate Account Charges. See "Fees and Charges." Your account will be credited with the applicable number of Purchase Units. If the Purchase Payment is in good order as described and is received by our bank by Market Close, the appropriate account(s) will be credited the Business Day of receipt and will receive that Business Day's Purchase Unit value. Purchase Payments in good order received by our bank after Market Close will be credited the next Business Day and will receive the next Business Day's Purchase Unit value. Because Purchase Unit values for each Variable Account Option change each Business Day, the number of Purchase Units your account will be credited with for subsequent Purchase Payments will vary. Each Variable Account Option bears its own investment risk. Therefore, the value of your account may be worth more or less at retirement or withdrawal.


During periods of low short-term interest rates, and in part due to Contract fees and expenses, the yield of the Government Money Market I or II Fund may become extremely low and possibly negative. If the daily dividends paid by the underlying mutual fund are less than the daily portion of the Separate Account Charges, the Purchase Unit value will decrease. In the case of negative yields, your investment in the Variable Account Option, which invests in the Government Money Market I or II Fund, will lose value.


Premium Enhancement Credit

From time to time, VALIC may offer a 2% premium enhancement credit ("Premium Enhancement") to a Participant meeting certain criteria as described below. The Premium Enhancement will be added to the Account Value as earnings, allocated to the Fixed and Variable Account Options in the same manner as the Participant's Eligible Deposits to the account.

Eligibility Criteria

Participants. An "Eligible Participant" is any Participant establishing a new Portfolio Director account in the nonqualified or IRA markets that is subject to a full Contract surrender charge.

Rollover Deposits. A Premium Enhancement of 2% will be paid following the receipt and crediting of an initial Purchase Payment of $50,000 or more that is rolled over or transferred directly to VALIC from a non-VALIC retirement contract or program ("Eligible Deposit") on or after the endorsement effective date. We will total all such Eligible Deposits that we receive within a 90-day period from the date of the initial Purchase Payment in order to meet the $50,000 minimum requirement. An Eligible Deposit does not include a Purchase Payment made after 90 days from the initial Purchase Payment; a periodic Purchase Payment made to the Contract under a salary reduction arrangement; a Purchase Payment attributable to employer contributions; or a transfer or exchange from any other VALIC product. Eligibility for the Premium Enhancement will immediately end if an Eligible Participant takes a withdrawal from the Contract any time after we credit a Premium Enhancement to the Account Value. Participants may not transfer amounts in and out of a Contract to receive multiple bonuses on the same monies.

Contracts. This program is available only to Portfolio Director accounts in the nonqualified and IRA markets at this time. This does not include the Portfolio Director Freedom Plus IRA Contract.

Important Information Applicable to the Premium Enhancement Credit

The Premium Enhancement will not be counted as premium for contribution limits and is not considered to be an "Eligible Purchase Payment" for the Living Benefits; however, any earnings on the Premium Enhancement will be included as a part of the Anniversary Value. The Premium Enhancement will be immediately available for withdrawal, annuitization or payment of a death benefit; thus, the participant will be vested in the amount of the Premium Enhancement. The Premium Enhancement and any gains or losses attributable to it will be treated as "earnings" for all purposes under the Contract. As such, the Premium Enhancement will be subject to all of the

--------------------------------------------------------------------------------

rights and limitations that would otherwise apply under the Contract to earnings, gains or other credits. We may offer this Premium Enhancement program for certain periods each year. We reserve the right to modify, suspend or terminate the Premium Enhancement for Contracts that have not yet been issued. Additionally, we reserve the right to withhold payment of the Premium Enhancement until the expiration of the Contract's free look period. The Premium Enhancement may not be available in all states or through the broker-dealer with which your financial advisor is affiliated. Check with your financial advisor for availability and any other restrictions.

Stopping Purchase Payments

You may stop Purchase Payments at any time. You may resume Purchase Payments thereafter during the Purchase Period. The value of the Purchase Units will continue to vary, and your Account Value will continue to be subject to charges. The Account Value will be considered surrendered when you begin the Payout Period. You may not make Purchase Payments during the Payout Period.

If both your Account Value and Purchase Payments (less any withdrawals) fall below $300, and you do not make any Purchase Payments for at least a two year period, we may close the account and pay the Account Value to the Participant. We will not assess a surrender charge in this instance. Any such account closure will be subject to applicable distribution restrictions under the Contract and/or under your employer's plan.

Transfers Between Investment Options
--------------------------------------------------------------------------------


You may transfer all or part of your Account Value between the various Fixed and Variable Account Options in Portfolio Director without a charge. Transfers may be made during the Purchase Period or during the Payout Period, subject to certain restrictions. We reserve the right to limit the number, frequency (minimum period of time between transfers) or dollar amount of transfers you can make and to restrict the method and manner of providing or communicating transfers or reallocation instructions. You will be notified of any changes to this policy through newsletters or information posted online at www.valic.com.

During the Purchase Period -- Policy Against Market Timing and Frequent
Transfers

VALIC has a policy to discourage excessive trading and market timing. Our investment options are not designed to accommodate short-term trading or "market timing" organizations, or individuals engaged in certain trading strategies, such as programmed transfers, frequent transfers, or transfers that are large in relation to the total assets of a mutual fund. These trading strategies may be disruptive to mutual funds by diluting the value of the fund shares, negatively affecting investment strategies and increasing portfolio turnover. Excessive trading also raises fund expenses, such as recordkeeping and transaction costs, and harms fund performance. Further, excessive trading of any amount, including amounts less than $5,000, harms fund investors, as the excessive trader takes security profits intended for the entire fund, in effect forcing securities to be sold to meet redemption needs. The premature selling and disrupted investment strategy causes the fund's performance to suffer, and exerts downward pressure on the fund's price per share.

Accordingly, VALIC implemented certain policies and procedures intended to hinder short-term trading. If you sell Purchase Units in a Variable Account Option valued at $5,000 or more, whether through an exchange, transfer, or any other redemption, you will not be able to make a purchase of $5,000 or more in that same Variable Account Option for 30 calendar days.

This policy applies only to investor-initiated trades of $5,000 or more, and does not apply to the following:

  .   Plan-level or employer-initiated transactions;

  .   Purchase transactions involving transfers of assets or rollovers;

  . Retirement plan contributions, loans, and distributions (including hardship withdrawals);

  .   Roth IRA conversions or IRA recharacterizations;

  .   Systematic purchases or redemptions; or

  .   Trades of less than $5,000.

Transfers resulting from your participation in the GPS Portfolio Manager Program or GPA Program administered by VALIC Financial Advisors, Inc. will not count against these transfer limitations.

As described in a Fund's prospectus and statement of additional information, in addition to the above, fund purchases, transfers and other redemptions may be subject to other investor trading policies, including redemption fees, if applicable. Certain Funds may set limits on transfers in and out of a Fund within a set time period in addition to or in lieu of the policy above. Also, an employer's benefit plan may limit an investor's rights to transfer.

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We intend to enforce these investor trading policies uniformly. We make no assurances, however, that all the risks associated with frequent trading will be completely eliminated by these policies and/or restrictions. If we are unable to detect or prevent market timing activity, the effect of such activity may result in additional transaction costs for the investment options and dilution of long-term performance returns. Thus, your account value may be lower due to the effect of the extra costs and resultant lower performance. We reserve the right to modify these policies at any time.

The Fixed Account Options are subject to additional restrictions:

Fixed Account Option            Value         Frequency                            Other Restrictions
--------------------            -----         ---------                            ------------------
Fixed Account Plus:        Up to 20% per     At any time  If you transfer assets from Fixed Account Plus to another investment
                           Participant Year               option, any assets transferred back into Fixed Account Plus within 90 days may receive a different rate of interest than your new Purchase
                                                          Payments.(1)

                           100%              At any time  If Account Value is less than or equal to $500.

Short-Term Fixed Account:  Up to 100%        At any time  After a transfer into the Short-Term Fixed Account, you may not make a transfer from the Short-Term Fixed Account for 90 days.(2)

Multi-Year Option(3):      Up to 100%        At any time  Withdrawals or Transfers subject to market value adjustment if prior to the end of an MVA term. Each MVA Band will require a minimum transfer amount, as described in the Contract.(4)

--------
(1) Your employer may further limit or expand the restrictions. We may charge for those modified restrictions if specified in your employer's retirement plan.
(2) VALIC may change this holding period at any time in the future, but it will never be more than 180 days.
(3) The Multi-Year Option may not be available unless it has been selected as an option for your employer's retirement plan.
(4) The minimum transfer amount may be changed from time to time by the Company.

Contracts issued in connection with certain plans or programs may have different transfer restrictions due to the higher interest rates offered on Fixed Account Plus. From time to time we may waive the 20% transfer restriction on Fixed Account Plus for transfers to the Multi-Year Option or to other investment options.

Communicating Transfer or Reallocation Instructions

Transfer instructions may be given by telephone, through the internet (VALIC Online), using the self-service automated phone system (VALIC by Phone), or in writing. We encourage you to make transfers or reallocations using VALIC Online or VALIC by Phone for most efficient processing. We will send a confirmation of transactions to the Participant within five days from the date of the transaction. It is your responsibility to verify the information shown and notify us of any errors within 30 calendar days of the transaction.

Generally, no one may give us telephone instructions on your behalf without your written or recorded verbal consent. Financial advisors or authorized broker-dealer employees who have received client permission to perform a client-directed transfer of value via the telephone or internet will follow prescribed verification procedures.

When receiving instructions over the telephone or online, we follow appropriate procedures to provide reasonable assurance that the transactions executed are genuine. Thus, we are not responsible for any claim, loss or expense from any error resulting from instructions received over the telephone or online. If we fail to follow our procedures, we may be liable for any losses due to unauthorized or fraudulent instructions. We reserve the right to modify, suspend, waive or terminate these transfer provisions at any time.

Effective Date of Transfer

The effective date of a transfer will be:

  . The date of receipt, if received in our Home Office before Market Close; otherwise,

  .   The next date values are calculated.

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Transfers During the Payout Period

During the Payout Period, transfer instructions must be given in writing and mailed to our Home Office. Transfers may be made between the Contract's investment options subject to the following limitations:

Payout Option                                        % of Account Value                     Frequency
-------------                                        ------------------                     ---------
Variable Payout:                                         Up to 100%                    Once every 365 days
Combination Fixed and Variable Payout:  Up to 100% of money in variable option payout  Once every 365 days
Fixed Payout:                                           Not permitted                          N/A

Fees and Charges
--------------------------------------------------------------------------------

By investing in Portfolio Director, you may be subject to these fees and charges:

  .   Account Maintenance Charge

  .   Surrender Charge

  .   Premium Tax Charge

  .   Separate Account Charges

  .   Market Value Adjustment



  .   Other Charges

These fees and charges are applied to the Fixed and Variable Account Options in proportion to the Account Value as explained below. Unless we state otherwise, we may profit from these fees and charges. For additional information about these fees and charges, see the "Fee Tables." In addition, certain charges may apply to the Multi-Year Option, which are discussed at the end of this section. More detail regarding Mutual Fund fees and expenses may be found in the prospectus for each Mutual Fund, available at www.valic.com.

Account Maintenance Charge

During the Purchase Period an account maintenance charge of $3.75 will be deducted on the last Business Day of each calendar quarter if any of your money is invested in the Variable Account Options. We will sell Purchase Units from your account to pay the account maintenance charge. If all your money in the Variable Account Options is withdrawn, or transferred to a Fixed Account Option, the charge will be deducted at that time. The charge will be assessed equally among the Variable Account Options that make up your Account Value. We do not charge an account maintenance charge during the Payout Period.

The account maintenance charge is to reimburse the Company for our administrative expenses. This includes the expense for establishing and maintaining the record keeping for the Variable Account Options. Certain Contracts may not be subject to this charge, as described below.

Surrender Charge


When you withdraw money from your account, you may be subject to a surrender charge that will be deducted from the amount withdrawn. If you request a partial surrender of your Account Value, a surrender charge would apply to any amount that exceeds the 10% free withdrawal allowed for any Participant Year. See below for exceptions to this charge. It is assumed that any new Purchase Payments are withdrawn before older ones; thus, the last dollar in is the first dollar out. See below for exceptions to this procedure. For information about your right to surrender, see "Surrender of Account Value" in this prospectus.


Amounts exchanged from other contracts issued by the Company may or may not be subject to a surrender charge. After the exchange, it is assumed that any new Purchase Payments are withdrawn before the exchanged amount. For more information, see "Exchange Privilege" in the SAI.

Amount of Surrender Charge

A surrender charge will be the lessor of:

  . Five percent (5%) of the amount of all Purchase Payments received during the past 60 months; or

  .   Five percent (5%) of the amount withdrawn.

10% Free Withdrawal

In any Participant Year, up to 10% of the Account Value may be withdrawn without a surrender charge. The surrender charge will apply to any amount withdrawn that exceeds this 10% limit. The percentage withdrawn will be determined by dividing the amount withdrawn by the Account Value just prior to the withdrawal. If more than one withdrawal is made during a Participant Year, each percentage will be added to determine at what point the 10% limit has been reached.

These 10% withdrawals without charge do not reduce Purchase Payments for the purpose of computing the surrender charge. If a surrender charge is applied to all or part of a Purchase Payment, no surrender charge will be applied to such Purchase Payment (or portion thereof) again. There may be a 10%

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premature distribution tax penalty for taking a withdrawal prior to age 59 1/2. See "Federal Tax Matters" for more information.

Exceptions to Surrender Charge

No surrender charge will be applied:

  .   To money applied to provide a Payout Option;

  .   To death benefits;

  . If no Purchase Payments have been received during the 60 months prior to the date of surrender;

  .   If your account has been in effect for 15 years or longer;

  . If your account has been in effect for 5 years or longer, and you have attained age 59 1/2;

  .   To "No Charge Systematic Withdrawals";

  . Under certain contracts, to withdrawals under the No Charge Minimum Distribution provisions;

  . If, after the original Contract issue date, you have become totally and permanently disabled, defined as follows: you are unable, due to mental or physical impairment, to perform the material and substantial duties of any occupation for which you are suited by means of education, training or experience; the impairment must have been in existence for more than 180 days; the impairment must be expected to result in death or be long-standing and indefinite and proof of disability must be evidenced by a certified copy of a Social Security Administration determination or a doctor's verification; or

  . If you are at least 55 years old, are no longer employed by the employer that established the plan, and your account under the plan was established at least 5 years prior to the date of surrender.


  . For Contracts issued to individuals in the State of Oregon, no surrender charge will be applied to withdrawals if your account has been in effect for 10 years or longer. In addition, we will treat funds withdrawn from such Contract, when such funds are subject to surrender charges, as attributable to Purchase Payments withdrawn on a first-in-first out basis. This procedure applies to Contracts issued on and after July 1, 2017. The amount of the surrender charge for such Contracts will be the lessor of: five percent (5%) of the amount withdrawn which is attributable to Purchase Payments received during the most recent 60 months; or five percent (5%) of the total amount withdrawn.


We may waive any otherwise applicable surrender charge if you reinvest the surrender proceeds in another VALIC product. You will, however, be subject to a surrender charge, if any, in the newly acquired product under the same terms and conditions as the original product. For purposes of calculating any surrender charge due, you will be considered to have acquired the new product as of the date you acquired the original product.

Premium Tax Charge

Premium taxes are imposed by some states, cities, and towns. The rate will range from 0% to 3.5%, depending on whether the Contract is qualified or nonqualified. Such tax will be deducted from the Account Value when annuity payments are to begin. We will not profit from this charge.

Separate Account Charges


The Separate Account Charges for each Variable Account Option are shown in the Fee Tables of this prospectus. The charges range from 0.15% to 0.65% depending on the Variable Account Option selected. The charge is deducted daily from the net assets. This charge is guaranteed and cannot be increased by the Company. These charges are to compensate the Company for assuming certain risks under Portfolio Director. The Company assumes the obligation to provide payments during the Payout Period for your lifetime, no matter how long that might be. In addition, the Company assumes the obligation, during the Purchase Period, to pay an interest guaranteed death benefit. The Separate Account charges also may cover the costs of issuing and administering Portfolio Director and administering and marketing the Variable Account Options, including but not limited to enrollment, participant communication and education. Separate Account Charges are applied to Variable Account Options during both the Purchase Period and Payout Period.


The Separate Account Charges may be reduced if issued to certain types of plans that are expected to result in lower costs to VALIC, as discussed below.

Reduction or Waiver of Account Maintenance, Surrender, or Separate Account
Charges

We may, as described below, determine that the account maintenance charge, surrender charges, or Separate Account charges for Portfolio Director may be reduced or waived. We may reduce or waive these charges if we determine that your retirement program will allow us to reduce or eliminate administrative or sales expenses that we usually incur for retirement programs. There are a number of factors we will review in determining whether your retirement program will

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allow us to reduce or eliminate these administrative or sales expenses:

  . The type of retirement program. Certain types of retirement programs, because of their stability, can result in lower administrative costs.

  . The nature of your retirement program. Certain types of retirement programs, due to the types of employees who participate, experience fewer account surrenders, thus reducing administrative costs.

  . Other factors of which we are not presently aware that could reduce administrative costs.

We review the following additional factors to determine whether we can reduce or waive account maintenance charges:

  . The frequency of Purchase Payments for your retirement program. Purchase Payments received no more than once a year can reduce administrative costs.

  . The administrative tasks performed by your employer for your retirement program.

The employer sponsoring your retirement program can, through its method of remitting Purchase Payments, reduce administrative costs.

We review the following additional factors to determine whether we can reduce surrender charges:

  . The size of your retirement program. A retirement program that involves a larger group of employees may allow us to reduce sales expenses.

  . The total amount of Purchase Payments to be received for your retirement program. Larger Purchase Payments can reduce sales expenses.

  . The use of mass enrollment or related administrative tasks performed by your employer for your retirement program.

We review the following additional factors to determine whether we can reduce the Separate Account charges:

  .   The frequency of Purchase Payments for your retirement program.

  .   The size of your retirement program.

  .   The amount of your retirement program's periodic Purchase Payment.

  .   The method of remitting periodic Purchase Payments.

In no event will the reduction or waiver of fees and charges be permitted where the reduction or waiver will unfairly discriminate against any person.

Additionally, under certain circumstances, and at VALIC's sole discretion, VALIC may issue a Contract credit for amounts transferred on behalf of a group contract from another plan or provider, pursuant to the terms of the Contract.

Separate Account Expense Reimbursements or Credits

Some of the Mutual Funds or their affiliates have an agreement with the Company to pay the Company for administrative, recordkeeping and shareholder services it provides to the underlying Fund. The Company may, in its discretion, apply some or all of these payments to reduce its charges to the Division investing in that Fund. We receive payments for the administrative services we perform, such as account recordkeeping, mailing of Fund related information and responding to inquiries about the Funds. Currently, these payments range from 0.00% to 0.35% of the market value of the assets invested in the underlying Fund as of a certain date, usually paid at the end of each calendar quarter.

We may also receive what is referred to as "12b-1 fees" from some of the Funds themselves. In addition, we may receive non-12b-1 service fees from certain funds. These fees are designed to help pay for our direct and indirect distribution costs. The 12b-1 fees and non-12b-1 service fees are generally equal to 0.25% of the daily market value of the assets invested in the underlying Fund.

We may use these 12b-1 and non-12b-1 service fees or a portion of the recordkeeping fees to directly reduce the Separate Account Charges; thus, the net Separate Account Charges are reflected in the Fee Tables. The Separate Account Charges are guaranteed and may not be increased for the life of the Contracts. From time to time some of these fund arrangements may be renegotiated so that we receive a greater payment than previously paid. These fee arrangements do not result in any additional charges to Contract Owners or Participants.

Market Value Adjustment ("MVA")

Under the Multi-Year Option, you may establish one or more new Multi-Year Option guarantee periods (MVA Bands) with a minimum amount, as described in the Contract, per MVA Band in states in which the Multi-Year Option has been approved. The Company may change the minimum from time to time. Each MVA Band will be guaranteed to receive a stated rate of interest through the end of the selected MVA term. We guarantee your Multi-Year Option will earn at least the lowest minimum interest rate applicable to any of the fixed interest options in the Contract. A withdrawal will generally be subject to a surrender charge if it exceeds the amount of any free withdrawal amount permitted under your Contract. Withdrawals or transfers from an MVA Band prior to the end of the MVA term will be subject to a market value adjustment, unless an exception applies. This adjustment may be positive or negative,

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based upon the differences in selected interest rates at the time the MVA Band was established and at the time of the withdrawal. This adjustment will not apply upon the Owner's death, or if the Contract Owner is not a natural person, upon the death of the Annuitant. This adjustment applies independently from surrender charges, and can apply to a 10% free withdrawal. The market value adjustment may be waived for distributions that are required under your Contract. It will also be waived for 30 days following the end of an MVA term. Loans are not available from the Multi-Year Option. Please review your Contract for additional information on the Multi-Year Option.

Other Charges

We reserve the right to charge for certain taxes that we may have to pay. This could include federal income taxes. Currently, no such charges are being made.

Fees for plan services provided by parties other than VALIC or its affiliates maybe assessed to participant accounts upon the direction or authorization of a plan representative. Additional fees may be withdrawn from client accounts in accordance with a client's independent investment advisory contract. Such withdrawals will be identified on applicable participant account reports or client statements.

Plan loans from the Fixed Account Options may be allowed by your employer's plan. Refer to your plan for a description of charges and other information concerning plan loans. We reserve the right to charge a fee of up to $75 per loan (if permitted under state law) and to limit the number of outstanding loans.

Payout Period
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The Payout Period begins when you decide to retire or when you elect to annuitize all or a portion of your Account Value. If your employer's plan permits, you may apply any portion of your Account Value to one of the types of payout options listed below. You may choose to have your payout option on either a fixed, a variable, or a combination payout basis. When you choose to have your payout option on a variable basis, you may keep the same Variable Account Options in which your Purchase Payments were made, or transfer to different ones.

Fixed Payout

Under a fixed payout, you will receive payments that are fixed and guaranteed by the Company. The amount of these payments will depend on:

  .   Type and duration of payout option chosen;

  .   Your age or your age and the age of your survivor (1);

  . Your gender or your gender and the gender of your survivor (1) (IRAs and certain nonqualified Contracts);

  .   The portion of your Account Value being applied; and

  .   The payout rate being applied and the frequency of the payments.
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  (1) This applies only to joint and survivor payouts.

If the benefit would be greater, the amount of your payments will be based on the current payout rate the Company uses for immediate annuity contracts.

Assumed Investment Rate

An "Assumed Investment Rate" or "AIR" is the rate used to determine your first monthly Payout Payment per thousand dollars of account value in your Variable Account Option. When you decide to enter the Payout Period, you will select your Payout Option, your Annuity Date, and the AIR. You may choose an AIR ranging from 3.5% to 5% (as prescribed by state law). If you choose a higher AIR, the initial Annuity Payment will be higher, but later payments will increase more slowly during periods of good investment performance, and decrease faster during periods of poor investment performance. The dollar amount of the variable income payments stays level if the net investment return equals the AIR. Your choice of AIR may affect the duration and frequency of payments, depending on the Payout Option selected. For example, a higher AIR will generate a higher initial Payout Payment, but as Payout Payments continue they may become smaller, and eventually could be less than if you had initially selected a lower AIR. The frequency of the Payout Payments may lessen to ensure that each Payout Payment is at least $25 per month.

Variable Payout

With a variable payout, you may select from your existing Variable Account Options. Your payments will vary accordingly. This is due to the varying investment results that will be experienced by each of the Variable Account Options you selected. The Payout Unit value is calculated just like the Purchase Unit value for each Variable Account Option except that the Payout Unit value includes a factor for the AIR you select. For additional information on how Payout Payments and Payout Unit Values are calculated, see the SAI.

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In determining your first Payout Payment, an AIR of 3.5% is used (unless you select a higher rate as allowed by state law). If the net investment experience of the Variable Account Option exceeds your AIR, your subsequent payments will be greater than your first payment. If the investment experience of the Variable Account Option is lower than your AIR, your subsequent payments will be less than your first payment.

Combination Fixed and Variable Payout

With a combination fixed and variable payout, you may choose:

  .   From your existing Variable Account Options (payments will vary); with a

  .   Fixed payout (payment is fixed and guaranteed).

Partial Annuitization

A Participant may choose to annuitize a portion of the Account Value. This will, in essence, divide the Account Value into two parts. The current non-annuitized part would continue as before, while the annuitized part would effectively be moved to a new Payout Payment account. Thus, the death benefit in such a situation would be reduced to the value of the amount remaining in the account minus the amount applied to Payout Payments. Depending on the payout option selected, there may also be a death benefit from the annuitized portion of the account, such as a payout for a guaranteed period.

Payout Date

The payout date is the date elected by you on which the annuity Payout Payments will start. The date elected must be the first of any month. A request to start payments must be received in our Home Office on a form or through other media approved by VALIC. This request must be received by VALIC by at least the fifteenth (15th) day of the month prior to the month you wish your annuity payments to start. Your account will be valued ten days prior to the beginning of the month in which the Payout Payments will start.

The following additional rules also apply when determining the payout date:

  . The earliest payout date for a nonqualified Contract, an IRA, or a Roth IRA, is established by the terms of the contract, and generally can be any time from age 50 to age 85, and may not be later than age 85 without VALIC's consent.

  . The earliest payout date for all other qualified Contracts is generally subject to the terms of the employer-sponsored plan (including 403(b) plans and programs) under which the Contract is issued and the federal tax rules governing such Contracts and plans.

  . Distributions from qualified Contracts issued under employer-sponsored retirement plans generally are not permitted until after you stop working for the employer sponsoring the plan, unless you have experienced a qualifying financial hardship (or in the case of a 457(b) plan, an unforeseeable emergency) or unless you have become disabled.

  . In certain cases, and frequently in the case of your voluntary deferrals to a 403(b) or a 401(k) plan, you may begin taking distributions when you attain age 59 1/2 even if you are still working for the employer sponsoring the plan.

  . Except in the case of nonqualified Contracts, IRAs, and Roth IRAs, distributions generally must begin no later than April 1 following the calendar year you reach age 701/2 or the calendar year in which you retire, if later. Similar rules apply to IRAs, however distributions from those Contracts may not be postponed until after retirement.

  . All Contracts require distributions to commence within a prescribed period after the death of the Contract Owner/Participant, subject to the specific rules which apply to the type of plan or arrangement under which the contract is issued.

  . The Contract may also impose minimum amounts for annuity payments, either on an annual or on a more frequent periodic basis.

For additional information on plan-level distribution restrictions and on the minimum distribution rules that apply to payments under 403(b), 401, 403(a) and 457 plans, simplified employee plans ("SEPs") or IRAs, see "Federal Tax Matters" in this prospectus and in the SAI.

Payout Options

You may specify the manner in which your Payout Payments are made. You may select one of the following options:

1. Life Only -- payments are made only to you during your lifetime. Under this option there is no provision for a death benefit for the Beneficiary. For example, it would be possible under this option for the Annuitant to receive only one Payout Payment if the Annuitant died prior to the date of the second payment, or two if the Annuitant died before the third payment.

2. Life with Guaranteed Period -- payments are made to you during your lifetime, but if you die before the guaranteed period has expired, your Beneficiary can receive payments for the rest of your guaranteed period, or take a lump-sum distribution.

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3. Life with Cash or Unit Refund -- payments are made to you during your lifetime. These payments are based upon your life expectancy and will continue for as long as you live. If you do not outlive the life expectancy calculated for you, upon your death, your Beneficiary may receive an additional payment. The additional payment under a fixed annuity, if any, is equal to the fixed annuity value of the Contract Owner's Account at the time it was valued for the payout date, less the Payout Payments. The additional payment under a variable annuity, if any, is equal to the variable annuity value of the Contract Owner's Account as of the date we receive Proof of Death, less the Payout Payments.

4. Joint and Survivor Life -- payments are made to you during the joint lifetime of you and a second person. Upon the death of one, payments continue during the lifetime of the survivor. This option is designed primarily for couples who require maximum possible variable payouts during their joint lives and are not concerned with providing for beneficiaries at the death of the last survivor. For example, it would be possible under this option for the joint Annuitants to receive only one payment if both Annuitants died prior to the date of the second payment, or for the joint Annuitants to receive only one payment and the surviving Annuitant to receive only one payment if one Annuitant died prior to the date of the second payment and the surviving Annuitant dies prior to the date of the third payment.

5. Payment for a Designated Period -- payments are made to you for a select number of years between five and 30. Upon your death, payments will continue to your Beneficiary until the designated period is completed.

Payout Information

Once your Payout Payments have begun, the option you have chosen may not be stopped or changed. Any one of the Variable Account Options may result in your receiving unequal payments during the Payout Period. If payments begin before age 59 1/2, you may suffer unfavorable tax consequences, in the form of a penalty tax, if you do not meet an exception under federal tax law. See "Federal Tax Matters."

Under certain retirement plans, federal pension law may require that payments be made under the joint and survivor life payout option.

Most Payout Payments are made monthly. The first Payout Payment must total at least $25, and the annual payment must be at least $100. If the amount of a payment is less than $25, we reserve the right to reduce the frequency of payments so that each payment is at least $25, subject to any limitations under the Contract or plan.

For more information about payout options or enhancements of those payout options available under the Contract, see the SAI.

Surrender of Account Value
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When Surrenders Are Allowed

You may withdraw all or part of your Account Value at any time before the Payout Period begins if:

  .   allowed under federal and state law; and

  .   allowed under your employer's plan.

For Purchase Payments that are contributions made under your employer's plan, such as a 401(a) or (k) qualified cash or deferred arrangement or a 403(b) plan, surrenders are subject to the terms of the plan, in accordance with the Code. Qualified plans often require certain conditions to be met before a distribution or withdrawal may take place. See "Surrender Restrictions" below.

For an explanation of charges that may apply if you surrender your Account Value, see "Fees and Charges" in this prospectus. Additionally, you may incur a 10% federal tax penalty for partial or total surrenders made before age 59 1/2.

Delay of payment. We may be required under applicable law to block a request for a surrender until we receive instructions from the appropriate regulator, due to the USA Patriot Act. In accordance with state law, payments may be deferred up to six months after we receive a request for a full and immediate surrender of the Contract or certificate, including amounts accumulated in the Fixed Account Options, if approved in writing by the insurance commissioner of the state where the individual Contract is issued or where the group contract is issued for the certificate. If payment is deferred, interest will accrue until the payment is made.

VALIC may be required to suspend or postpone the payment of a withdrawal for any period of time when: (1) the NYSE is closed (other than a customary weekend and holiday closings); (2) trading with the NYSE is restricted; (3) an emergency exists such that disposal of or determination of the value of shares of the Variable Account Options is not reasonably practicable; or (4) the SEC, by order, so permits for the protection of Contract Owners.

Surrender Process

If you are allowed to surrender all or a portion of your Account Value during the Purchase Period as noted above, then you must complete a surrender request form or information

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required in other approved media, and submit it to our Home Office or Annuity Service Center. We will mail the surrender value to you within seven calendar days after we receive your request if it is in good order. Good order means that all paperwork is complete and signed or approved by all required persons, and any necessary supporting legal documents or plan forms have been received in correct form.

We may be required to suspend or postpone payments if redemption of an underlying Fund's shares have been suspended or postponed. See the applicable Fund prospectus for a discussion of the reasons why the redemption of shares may be suspended or postponed.

We may receive a surrender for a Purchase Payment that has not cleared the banking system. We may delay payment of that portion of your surrender value until the check clears.

Amount That May Be Surrendered

The amount that may be surrendered during the Purchase Period can be determined as follows:

                  Allowed   = (equals)  Your Account Value(1)
                 Surrender                    - (minus)
                   Value                   Any Applicable
                                          Surrender Charge

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(1) Equals the Account Value next computed after your properly completed request for surrender is received in our Home Office.

There is no guarantee that the surrender value in a Variable Account Option will ever equal or exceed the total amount of your Purchase Payments received by us. The surrender value in a Fixed Account Option will never be less than the Purchase Payments allocated to the Fixed Account Option (less amounts transferred to a Variable Account Option or withdrawn from the Fixed Account Option), subject to applicable surrender charges.

Surrender Restrictions

Generally, Code section 403(b)(11) permits total or partial distributions from your voluntary contributions to a 403(b) contract only on account of hardship (employee contributions only without accrued interest), attainment of age
59 1/2, separation from service, death or disability. Similar restrictions apply to any amount transferred to a 403(b) contract from a 403(b)(7) custodial account. In addition, beginning for contracts issued on or after January 1, 2009, employer contributions and non-elective contributions to a 403(b) annuity contract are subject to restrictions specified in Treasury regulations as specifically imposed under the employer's plan.

Under the Texas State Optional Retirement Program, no surrender or partial surrender will be allowed except upon attainment of age 70 1/2, retirement or other termination of employment or death.

Under the Florida State Optional Retirement Program, no surrender or partial surrender of Purchase Payments made by the employer will be allowed except upon termination of employment, retirement or death. Benefit payments based on payments from the employer may not be paid in a lump sum or for a period certain, but must be paid under a life contingency option, except for:

  .   death benefits; and

  .   certain small amounts approved by the State of Florida.

Under the Louisiana Optional Retirement Plan, retirement benefits must be paid in the form of a lifetime income option. Single sum surrenders and partial surrenders out of the plan are not permitted, unless they are rollovers to another qualified plan or IRA, except for death benefits.

Other employer-sponsored plans may also impose restrictions on the timing and form of surrenders from the Contract.

Partial Surrenders

You may request a partial surrender of your Account Value at any time during the Purchase Period, subject to any applicable surrender restrictions. A partial surrender plus any surrender charge will reduce your Account Value. You may specify an amount to be taken from each Fund or the amount will be distributed pro-rata against all Funds. If you do not specify, the distribution will be taken pro-rata against the Variable Account and Fixed Account Options.

The reduction in the number of Purchase Units credited to your Variable Account Option Account Value will equal:

                The amount            /        Your Purchase Units
           surrendered from the    (divided  next computed after the
          Variable Account Option    by)       written request for
                 + (plus)                    surrender is received at
           Any surrender charge                  our Home Office

The surrender value will be reduced by the full quarterly account maintenance charge in the case of a full surrender during a quarter. If your Account Value falls below a certain dollar amount and you do not make a Purchase Payment over a certain period of time, as specified in your Contract, we may close your account and pay the Account Value to you.

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Systematic Withdrawals

You may elect to withdraw all or part of your Account Value under a systematic withdrawal method as described in your Contract ("No Charge" systematic withdrawals). There will be no surrender charge for withdrawals using this method, which provides for:

  .   Payments to be made to you; and

  .   Payment over a stated period of time, but not less than five years; and

  . Payment of a stated yearly dollar amount or percentage (the amount or percentage may not exceed 20% of your Account Value at the time election is made).

We may require a minimum withdrawal amount under this method. The portion of your account that has not been withdrawn will continue to receive the investment return of the Variable Account Options that you selected. You may select the specific investment option(s) from which to take distributions for most payment options, or you may elect to have your payment distributed proportionally across all the funds in which you are invested, including the Multi-Year Option. A market value adjustment may apply to systematic withdrawals unless you choose the Fixed Interest Only payment option. Once begun, a "No Charge" systematic withdrawal election may not be changed, but can be revoked at no charge. If revoked, a "No Charge" systematic withdrawal may not be elected again. Systematic withdrawals that are not "No Charge" systematic withdrawals can be changed, revoked, and/or reinstated. No more than one systematic withdrawal election may be in effect at any one time. We reserve the right to discontinue any or all systematic withdrawals or to change the terms, at any time.

Distributions Required by Federal Tax Law

There will be no surrender charge on RMD's if the withdrawal:

  .   Is made payable to you; and

  . Does not exceed the amount required under federal tax law as determined by the values in your Portfolio Director Contract and VALIC.
You may select the specific investment option(s) from which to take distributions for most payment options, or you may elect to have your payment distributed proportionally across all the investment options in which you are invested, including the Multi-Year Option. This Contract feature will not be available in any year that an amount has been withdrawn under the "No Charge" systematic withdrawal method. See "Federal Tax Matters" for more information about required distribution rules.

Exchange Privilege
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From time to time, we may offer to exchange certain fixed or variable contracts into Portfolio Director. Such an exchange offer will be made in accordance with applicable federal securities laws and state insurance rules and regulations. We will provide the specific terms and conditions of any such exchange offer at the time the offer is made.

Death Benefits
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The Contracts will pay death benefits during either the Purchase Period or the Payout Period. The death benefit provisions may vary from state to state.

The Process

VALIC requires that complete and acceptable documentation and paperwork be received from the Beneficiary in order to begin the death benefit payment process. First, Proof of Death is required. Proof of Death is defined as a certified copy of the death certificate, a certified copy of a decree of a court of competent jurisdiction as to death, a written statement by an attending physician, or any other proof satisfactory to VALIC. Additionally, the Beneficiary must include an election specifying the distribution method and any other form required by VALIC or a regulator to process the claim. The account will not be valued and any payments will not be made until all paperwork is complete and in a form acceptable to VALIC. Your Beneficiary may contact us at 1-800-448-2542 with any questions about required documentation and paperwork. Death benefits are paid only once per Contract.

If your Account Value is reduced to zero, you may no longer make subsequent Purchase Payments or transfers, and no death benefit will be payable.

Beneficiary Information

The Beneficiary may receive death benefits:

  .   In a lump sum;

  . In the form of an annuity under any of the Payout Options stated in the Payout Period section of this prospectus subject to the restrictions of that Payout Option; or

  .   In a manner consistent with Code section 401(a)(9) or 72(s).

Payment of any death benefits must be within the time limits set by federal tax law and by the plan, if any.

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Spousal Beneficiaries

A spousal Beneficiary may receive death benefits as shown above; or

In the case of a qualified Contract,

  . may delay any distributions until the Annuitant would have reached age 70 1/2; or

  . may roll the funds over to an IRA or certain retirement plans in which the spousal Beneficiary participates;

In the case of a nonqualified Contract,

  .   may continue the Contract as Contract Owner.

Beneficiaries Other Than Spouses

If the Beneficiary is not the spouse of the Annuitant, death benefits must be paid:

  .   In full within 5 years after the year of the Annuitant's death; or

  . By payments beginning within 1 year after the year of the Annuitant's death under:

       1. A life annuity;

       2. A life annuity with payments guaranteed to be made for at least a specified fixed period; or

       3. An annuity or other stream of payments for a designated period not exceeding the Beneficiary's life expectancy.

If the Annuitant dies before the beginning of the Annuity Period, the named Beneficiary may receive the payment.

Payments for a designated or fixed period and guarantee periods for a life annuity cannot be for a greater period of time than the Beneficiary's life expectancy. After choosing a payment option, a Beneficiary may exercise many of the investment options and other rights that the Participant or Contract Owner had under the Contract.

Special Information for Individual Nonqualified Contracts

It is possible that the Contract Owner and the Annuitant under a nonqualified Contract may not be the same person. If this is the case, and the Contract Owner dies, there will be no death benefit payable since the death benefit is only due in the event of the Annuitant's death. However, the Contract will be transferred to the contingent owner, if any, or to the Beneficiary if there is no contingent owner or to the Contract Owner's estate, if there is no Beneficiary. Such transfers may be considered a taxable event by the IRS. In general, payments received by your Beneficiaries after your death are taxed in the same manner as if you had received the payments. See "Federal Tax Matters."

During the Purchase Period

Two types of benefits are available if death occurs during the Purchase Period: interest guaranteed death benefit and standard death benefit. The Beneficiary will receive the greater of these two benefits. The interest guaranteed death benefit ensures that the Beneficiary receives at least a minimum death benefit under the Contract, even if invested in Variable Account Options, while the standard death benefit guarantees the return of Purchase Payments less any prior withdrawals.

As indicated above, a Participant may elect to annuitize only a certain portion and leave the remaining value in the account. The death benefit in such situations would include the value of the amount remaining in the account minus the amount applied to Payout Payments. Depending on the payout option selected, there may also be a death benefit from the annuitized portion of the account.

Interest Guaranteed Death Benefit

The interest guaranteed death benefit is payable when death occurs prior to your reaching the age of 70, provided that the benefit is available in your state. The amount payable under the interest guaranteed death benefit will be at least equal to the sum of your Account Value in the Fixed Account Option(s) and the Variable Account Option(s) on the date VALIC receives all paperwork, including satisfactory proof of death, complete and in a form acceptable to VALIC.

The interest guaranteed death benefit is generally calculated as is shown below. The calculation becomes more complex based upon the transfers between available investment options or product exchanges. Thus, the death benefit may only be calculated for a Beneficiary once VALIC receives all paperwork, including satisfactory proof of death, complete and in a form acceptable to VALIC.

Step 1:  Determine your Fixed Account Option Value by taking the greater of:

             Value of Fixed Account Option on date all paperwork is complete and in a form acceptable to VALIC or
             100% of Purchase Payments invested in Fixed Account
             Option
         -   (minus)
             Amount of all prior withdrawals from the Fixed Account
             Option, charges and any portion of Account Value applied under a Payout Option

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Step 2:  Determine your Variable Account Option Value by taking the greater of:

            Value of Variable Account Options on date all paperwork is complete and in a form acceptable to VALIC or
            100% of Purchase Payments invested in Variable
            Account Options
        -   (minus)
            Amount of prior withdrawals (out of) or transfers (out of) the Variable Account Options
        +   (plus)
            Interest at an annual rate as specified in your Contract

Step 3:  Add step 1 + 2 = Death Benefit

For purposes of this calculation amounts transferred into the Variable Account Option will be treated as Purchase Payments.

This value may be adjusted if you received a Death Benefit Endorsement or Amendatory Endorsement with your Contract or certificate. See "Death Benefit Endorsement and Amendatory Endorsement" under the heading "Standard Death Benefit" below.

Important Note about Death Benefit Payable in New York: The interest guaranteed death benefit is not available in New York. In New York, only the standard death benefit is available.

Important Note about Death Benefit Payable in Florida. The interest guaranteed death benefit was not available in Florida for Contracts issued prior to March 5, 2012. For Contracts issued on or after March 5, 2012, the interest guaranteed death benefit is available on individual nonqualified Contracts, Roth IRAs or IRAs (issued outside of an employer-sponsored retirement plan) if death occurs prior to age 70; the standard death benefit is payable if death occurs on or after age 70. For Contracts issued in connection with an employer-sponsored retirement plan, only the standard death benefit is payable.

Standard Death Benefit

The standard death benefit is payable if death occurs on or after age 70, or at any age in a state where the interest guaranteed death benefit is not available.

The standard death benefit will be the greater of:

             Your Account Value on the date all paperwork is complete and in a form acceptable to VALIC or
             100% of Purchase Payments (to Fixed and/or Variable
             Account Options)
         -   (minus)
             Amount of all Prior Withdrawals, Charges and any portion of Account Value applied under a Payout Option

Death Benefit Endorsement and Amendatory Endorsement -- The information below is applicable to you only if you received a Death Benefit Endorsement or Amendatory Endorsement with your Contract or certificate.

If the total amount of any death benefit payable from the Fixed and Variable Account Options under the Contract exceeds the Account Value as of the date all paperwork is complete and in a form acceptable to VALIC, then the total death benefit paid may be adjusted to limit the death benefit due to withdrawals. An Adjusted Purchase Payment Amount will be calculated, on the date all paperwork is complete and in a form acceptable to VALIC, determined as follows:

           A. 100% of Purchase Payments
           -  (minus)
           B. Gross Withdrawals (see below) and any portion of Account Value applied under a Payout Option
           +  (plus)
           C. Interest on the result of A minus B at an annual rate as specified in your Contract (see below).

Each "Gross Withdrawal" is calculated by multiplying the Account Value by a fraction. The numerator of the fraction is the amount of the withdrawal plus any associated fees and charges. The denominator of the fraction is the Account Value immediately prior to the withdrawal. Thus, each Gross Withdrawal will proportionately reduce the Adjusted Purchase Payment Amount. The interest adjustment in C. above is added only if you are under age 70 at the time of death and if your Contract was not issued in New York. See the Death Benefit Endorsement or Amendatory Endorsement for the interest rate to be applied.

The Contract death benefit and the Adjusted Purchase Payment Amount are compared. The lesser amount is then compared to the Account Value, and the beneficiary will receive the greater of those two amounts.

During the Payout Period

If death occurs during the Payout Period, the Beneficiary may receive a death benefit depending on the payout option selected. The amount of death benefit will also depend on the payout option that you selected. The payout options available are described in the "Payout Period" section of this prospectus.

  . If the life only option or joint and survivor life option was chosen, there will be no death benefit.

  . If the life with guaranteed period option, joint and survivor life with guaranteed periods option, life with cash or unit refund option or payment for a designated period option was chosen, and the entire amount guaranteed has not been paid, the Beneficiary may

--------------------------------------------------------------------------------

      choose one of the following within 60 days after death benefits are payable:

       1. Receive the present value of any remaining payments in a lump sum; or

       2. Receive the remaining payments under the same terms of the guaranteed period option chosen by the deceased Annuitant; or

       3. Receive the present value of any remaining payments applied under the payment for a designated period option for a period equal to or shorter than the period remaining. Spousal Beneficiaries may be entitled to more favorable treatment under federal tax law.

Other Contract Features
--------------------------------------------------------------------------------

Changes That May Not Be Made

The following terms in the Contracts may not be changed once your account has been established:

  .   The Contract Owner (except for an individual nonqualified Contract);

  .   The Participant; and

  .   The Annuitant.

Change of Beneficiary

The Beneficiary (if not irrevocable) may usually be changed at any time.

Under some retirement programs, the right to name a Beneficiary other than the spouse or change a Beneficiary is subject to approval by the spouse. Also, the right to name a Beneficiary other than the spouse may be subject to certain laws and regulations applicable to the plan.

If the Annuitant dies, and there is no Beneficiary, any death benefit will be payable to the Annuitant's estate, except in the case of a nonqualified Contract where the Contract Owner and Annuitant are different, in which case the death benefit is paid to the Contract Owner or the Contract Owner's estate.

If a Beneficiary dies while receiving payments, and there is no co-Beneficiary to continue to receive payments, any amount still due will be paid to the Beneficiary's estate.

Contingent Owner

The Contract Owner may name a contingent owner under an individual nonqualified Contract. During the Purchase Period, the contingent owner may be changed.

Cancellation -- The "Free Look" Period

The Contract Owner of a group Contract (employer) or individual Contract Owner may cancel a Contract by returning it to the Company within 20 days after it is received. (A longer period will be allowed if required under state law.) The free look does not apply to Participant certificates except in a limited number of states. We will allocate Purchase Payments as instructed during the "free look" period. To cancel the Contract, the Contract Owner must send a written request for cancellation and return the Contract to us at our Home Office before the end of the "Free Look" period. A refund will be made to the Contract Owner within seven days after receipt of the Contract within the required period. The amount of the refund will be equal to all Purchase Payments received or, if more, the amount required under state law. As noted previously, we reserve the right to withhold payment of the Premium Enhancement until the expiration of the Contract's free look period. See the "Purchase Period -- Premium Enhancement" section for more information. The Contract will be void once we issue a refund.

We Reserve Certain Rights

We may amend the Contracts to comply with changes in federal tax, securities, or other laws. We may also make changes to the Variable Account Options offered under the Contracts. For example, we may add new Variable Account Options to expand the offerings for an asset class. We may stop accepting allocations and/or investments in a particular Variable Account Option if the shares of the underlying Fund are no longer available for investment or if, for example, further investment would be inappropriate. We may move assets and re-direct future premium allocations from one Variable Account Option to another in accordance with federal and state law and, in some cases, with SEC approval. The new Variable Account Option offered may have different fees, expenses, objectives, strategies and risks.

We may restrict your ability to combine Contracts and may modify or suspend or impose additional or different conditions with respect to options available under the Contracts, as may be allowed by federal or state law. We will not make any changes to the Contracts without Contract Owner and Participant permission except as may be allowed by federal or state law. We may add endorsements to the Contracts that would apply only to new Contract Owners and Participants after the effective date of the changes. These changes would be subject to approval by the Company and may be subject to approval by the SEC.

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We reserve the right to operate VALIC Separate Account A as a management investment company under the applicable securities laws, and to deregister VALIC Separate Account A under applicable securities laws, if registration is no longer required.

Relationship to Employer's Plan

If the Contract is being offered under a retirement plan through your employer, you should always refer to the terms and conditions in your employer's plan when reviewing the description of the Contracts in this prospectus.

Voting Rights
--------------------------------------------------------------------------------

As discussed in the "About VALIC Separate Account A" section of this prospectus, VALIC Separate Account A holds, on your behalf, shares of the Mutual Funds that comprise the Variable Account Options. From time to time, the Funds may be required to hold a shareholder meeting to obtain approval from their shareholders for certain matters.

Who May Give Voting Instructions

During the Purchase Period, subject to any contrary provisions in the plan, the Contract Owner, Participant, or Beneficiary will have the right to give voting instructions to VALIC Separate Account A for the shareholder meetings, except as noted below. Proxy material and a form on which voting instructions may be given before the shareholder meeting is held will be mailed in advance of any shareholder meeting. Please vote each card received.

Participants in a nonqualified unfunded deferred compensation plan will not have the right to give voting instructions.

Determination of Fund Shares Attributable to Your Account

During the Purchase Period

The number of Fund shares attributable to your account will be determined on the basis of the Purchase Units credited to your account on the record date set for the Fund shareholder meeting.

During the Payout Period or after a Death Benefit Has Been Paid

The number of Fund shares attributable to your account will be based on the liability for future variable annuity payments to your payees on the record date set for the Fund shareholder meeting.

How Fund Shares Are Voted

VALIC Separate Account A will vote all of the shares of the Funds it holds based on, and in the same proportion as, the instructions given by all Participants invested in that Fund entitled to give instructions at that shareholder meeting. VALIC Separate Account A will vote the shares of the Funds it holds for which it receives no voting instruction in the same proportion as the shares for which voting instructions have been received.

In the future, we may decide how to vote the shares of VALIC Separate Account A in a different manner if permitted at that time under federal securities law.

Federal Tax Matters
--------------------------------------------------------------------------------

The Contracts provide tax-deferred accumulation over time, but may be subject to certain federal income and excise taxes, mentioned below. Refer to the SAI for further details. Section references are to the Code. We do not attempt to describe any potential estate or gift tax, or any applicable state, local or foreign tax law other than possible premium taxes mentioned under "Premium Tax Charge." Discussions regarding the tax treatment of any annuity contract or retirement plans and programs are intended for general purposes only and are not intended as tax advice, either general or individualized, nor should they be interpreted to provide any predictions or guarantees of a particular tax treatment. Such discussions generally are based upon the Company's understanding of current tax rules and interpretations, and may include areas of those rules that are more or less clear or certain. Tax laws are subject to legislative modification, and while many such modifications will have only a prospective application, it is important to recognize that a change could have retroactive effect as well. You should seek competent tax or legal advice, as you deem necessary or appropriate, regarding your own circumstances.

Types of Plans

Tax rules vary, depending on whether the Contract is offered under your employer's tax-qualified retirement program, an individual retirement plan, or is instead a nonqualified Contract. The Contracts are used under the following types of retirement arrangements:

  . Section 403(b) annuities for employees of public schools and section 501(c)(3) tax-exempt organizations;

  . Section 401(a), 403(a) and 401(k) qualified plans (including plans for self-employed individuals);

--------------------------------------------------------------------------------


  .   Section 408(b) traditional IRAs;

  .   Section 408A Roth IRAs;

  . Section 457 deferred compensation plans of governmental and tax-exempt employers;

  .   Section 408(k) SEPs and SARSEPs; and

  .   Section 408(p) SIMPLE retirement accounts.

Contributions under any of these retirement arrangements generally must be made to a qualifying annuity Contract or to a qualifying trust or custodial account, in order for the contributions to receive favorable tax treatment as pre-tax (or Roth) contributions. Contracts purchased under these retirement arrangements are "Qualified Contracts."

Note that the specific terms of the governing employer plan may limit rights and options otherwise available under a Contract. In addition, changes in the applicable laws or regulations may impose additional limitations or may require changes to the contract to maintain its status as a Qualified Contract.

In addition, the Contracts may be used as "Nonqualified Contracts." Such nonqualified Contracts may be used to "informally" fund nonqualified deferred compensation plans, or they may serve as individual annuity contracts issued outside of the context of any formal employer retirement plan or arrangement. Nonqualified Contracts generally may invest only in Fixed Account Options and in mutual funds that are not available to the general public outside of annuity contracts or life insurance contracts. The restriction on including publicly available funds in nonqualified annuity contracts results from a longstanding IRS position articulated in a 1981 Revenue Ruling and added to the Code in 1984. The restriction generally does not apply to Qualified Contracts, as confirmed by the IRS in 1999 guidance.

Tax Consequences in General

Purchase Payments, distributions, withdrawals, transfers and surrender of a Contract can each have a tax effect, which varies with the governing retirement arrangement. Please refer to the detailed explanation in the SAI, the documents (if any) controlling the retirement arrangement through which the Contract is offered, and your personal tax advisor.

Purchase Payments under the Contracts can be made as contributions by employers or as pre-tax or after-tax contributions by employees, depending on the type of retirement program. Purchase Payments also can be made outside of an employer-sponsored retirement program. After-tax Purchase Payments, including after-tax employee contributions, generally constitute "investment in the Contract." All Qualified Contracts receive deferral of tax on the inside build-up of earnings on invested Purchase Payments, until a distribution occurs. See the SAI for a discussion of the taxation of distributions, including upon death, and special rules, including those applicable to non-natural owners of nonqualified Contracts.

Transfers among investment options within a variable annuity Contract generally are not taxed at the time of such a transfer. However, in 1986, the IRS indicated that limitations might be imposed with respect to either the number of investment options available within a Contract, or the frequency of transfers between investment options, or both, in order for the Contract to be treated as an annuity Contract for federal income tax purposes. If imposed, VALIC can provide no assurance that such limitations would not be imposed on a retroactive basis to Contracts issued under this prospectus. However, VALIC has no present indications that the IRS intends to impose such limitations, or what the terms or scope of those limitations might be. In addition, based upon published guidance issued by the IRS in 1999, it appears likely that such limitations, if imposed, would only apply to nonqualified Contracts.

Distributions are taxed differently depending on the program through which the Contracts are offered and the previous tax characterization of the contributions to which the distribution relates. Generally, the portion of a distribution that is not considered a return of investment in the Contract is subject to income tax. For annuity payments, investment in the Contract is recovered ratably over the expected payout period. Special recovery rules might apply in certain situations. Non-periodic payments such as partial withdrawals and full surrenders during the Purchase Period are referred to as "amounts not received as an annuity" in the Code. These types of payments are generally taxed to the extent of any gain existing in the Contract at the time of withdrawal.

Amounts subject to income tax may also incur excise or penalty taxes, under certain circumstances. Generally, as more fully discussed in the SAI, taxable distributions received before you attain age 591/2 are subject to a 10% penalty tax in addition to regular income tax, unless you make a rollover, in the case of a Qualified Contract, to another tax-deferred investment vehicle or meet certain exceptions. Note that a distribution from a 457(b) plan is not subject to the 10% tax penalty. And, if you have to report the distribution as ordinary income, you may need to make an estimated tax payment by the due date for the quarter in which you received the distribution, depending on the amount of federal tax withheld from the distribution. When calculating your tax liability to determine whether you need to make an estimated tax payment, your total tax for the year should also include the amount of the 10% additional tax on early distributions unless an exception applies. Amounts eligible for grandfathered status afforded to pre-1982 accounts might be exempt from the 10% early withdrawal penalty. Please consult with your tax advisor concerning these exceptions, tax

--------------------------------------------------------------------------------

reporting, and the tax-related effects of an early distribution. Required tax withholding will vary according to the type of program, type of payment and your tax status. In addition, amounts received under all Contracts may be subject to state income tax withholding requirements.

The Pension Protection Act of 2006 created other distribution events and exemptions from the 10% early withdrawal penalty tax. These include payments to certain reservists called up for active duty after September 11, 2001 and payments up to $3,000 per year made directly to an insurer for health, life and accident insurance by certain retired public safety officers.

On March 30, 2010, the Health Care and Education Reconciliation Act ("Reconciliation Act") was signed into law. Among other provisions, the Reconciliation Act imposes a new tax on net investment income, which went into effect in 2013, at the rate of 3.8% of investment income in excess of applicable thresholds for Modified Adjusted Gross Income ($250,000 for joint filers; $125,000 for married individuals filing separately; and, $200,000 for individual filers). An individual with MAGI in excess of the threshold will be required to pay this new tax on net investment income in excess of the applicable MAGI threshold. For this purpose, net investment income generally will include taxable withdrawals from a Non-Qualified contract, as well as other taxable amounts including amounts taxed annually to an owner that is not a natural person (see final paragraph in this section). This new tax generally does not apply to Qualified Contracts; however, taxable distributions from such contracts may be taken into account in determining the applicability of the MAGI thresholds.


It is the understanding of VALIC, confirmed by IRS Revenue Procedure 99-44, that a Qualified Contract described in section 401(a), 403(a), 403(b), 408(b) or 408A of the Code does not lose its deferred tax treatment if Purchase Payments under the Contract are invested in publicly available Mutual Funds.


It is also the understanding of VALIC that for each other type of Qualified Contract an independent exemption provides tax deferral regardless of how ownership of the Mutual Fund shares might be imputed for federal income tax purposes.

Investment earnings on contributions to nonqualified Contracts that are owned by non-natural persons (except for trusts or other entities as agent for a natural person) will be taxed currently to the Contract Owner and such Contracts will not be treated as annuities for federal income tax purposes.

Important Information Regarding 403(b) Regulations

On July 26, 2007, the Department of the Treasury published final 403(b) regulations that became largely effective on January 1, 2009. These comprehensive regulations include several rules and requirements, such as a requirement that employers maintain their 403(b) plans pursuant to a written plan. The final regulations, subsequent IRS guidance, and the terms of the written plan may impose restrictions on both new and existing contracts, including restrictions on the availability of loans, distributions, transfers and exchanges, regardless of when a contract was purchased.

In general, certain contracts originally established by a 90-24 transfer prior to September 25, 2007 are exempt (or grandfathered) from some of the requirements of the final regulations; provided that no salary reduction or other contributions have ever been made to the contract, and that no additional transfers are made to the contract on or after September 25, 2007. Further, contracts that are not grandfathered were generally required to be part of, and subject to the requirements of an employer's 403(b) plan upon its establishment, but no later than by January 1, 2009.

The rules in the final regulations generally do not affect a participant's ability to transfer some or all of a 403(b) account to a state-defined benefit plan to purchase service credits, where such a transfer is otherwise consistent with applicable rules and requirements and with the terms of the employer's plan.


As a general matter, many Contracts that have received plan contributions after 2004, and all Contracts that have received plan contributions after 2008, are required to be included in the plan and in the plan's administrative coordination, even if the investment provider and the Contract are no longer permitted to receive new contributions and/or transfers. However, IRS guidance generally permits a plan sponsor to exclude a Contract where the plan sponsor has otherwise made a good faith effort to include the Contract issued by a provider that ceased to receive contributions prior to January 1, 2009, as well as such Contracts maintained by certain former employees. You should be aware, however, that some rules governing contracts inside and outside of the plan after 2008 are subject to different interpretations, as well as possible additional IRS guidance. In addition, a Contract maintained under a plan subject to the requirements of Title I of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") may be required to be included in the plan regardless of whether it remains eligible to receive contributions after a specified date. The foregoing discussion is intended as a general discussion of the requirements only, and you may wish to discuss the requirements of the regulations and/or the general information above with your tax advisor.


U.S. Department of Labor Fiduciary Regulation


On April 8, 2016 the United States Department of Labor ("DOL") published its final regulation defining fiduciary advice, along with related revisions to certain existing guidance, as well as a new exemption from specific ERISA prohibitions. The requirements under the regulation and related guidance apply

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primarily to ERISA plans and IRAs. While the new requirements generally will not impact your rights under the Contract, they may, however, affect recommendations made by your financial advisor and your financial advisor's ability to make those recommendations. More specifically, the regulation and related guidance generally will apply to recommendations to buy, sell or hold interests in the Contract, as well as recommendations for distributions and rollovers to or from the Contract where the Contract is in an ERISA plan or IRA. The original applicability date for the regulation and significant portions of the related guidance was April 10, 2017. In guidance released on April 5, 2017 this initial applicability date was delayed to June 9, 2017, as the DOL reviews the guidance in light of specific questions posed by the President in a memorandum issued to the DOL with regard to the 2016 regulation and the related guidance. In the absence of additional delays or revisions, full compliance with the regulation and the related guidance is required by January 1, 2018.


Legal Proceedings
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The Company is currently defending a lawsuit filed in the Circuit Court of Kanawha County, West Virginia on November 12, 2009 by the West Virginia Investment Management Board and The West Virginia Consolidated Public Retirement Board (the "WV Boards"). The WV Boards assert damages in excess of $100 million. In November 2014, the West Virginia Supreme Court reversed the trial court's grant of summary judgment in the Company's favor, and remanded the matter to the Business Court for further proceedings. The matter was arbitrated in March 2017 and a decision is expected by April 30, 2017.


Various federal, state and other regulatory agencies may from time to time review, examine or inquire into the operations, practices and procedures of the Company, such as through financial examinations, market conduct exams or regulatory inquiries. Based on the current status of pending regulatory examinations and inquiries involving the Company, the Company believes it is not likely that these regulatory examinations or inquiries will have a material adverse effect on the financial position, results of operations or cash flows of the Company.


Various other lawsuits against the Company have arisen in the ordinary course of business. As of April 21, 2017, the Company believes it is not likely that contingent liabilities arising from such lawsuits will have a material effect on the Company's statutory financial statements.


Financial Statements
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Financial statements of VALIC and the Separate Account and American Home (if applicable to you) are included in the SAI. For additional information about the Contracts, you may request a copy of the SAI. We have filed the SAI with the SEC and have incorporated it by reference into this prospectus. You may obtain a free copy of the SAI if you write us at our Home Office, located at 2929 Allen Parkway, Houston, Texas, 77019 or call us at 1-800-448-2542.

Information about the Separate Account, including the SAI, can also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Inquiries on the operations of the Public Reference Room may be made by calling the SEC at 1-202-942-8090. Reports and other information about the Separate Account are available on the SEC's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street, N.E., Washington D.C. 20549-0506.

           TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION
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                                                      Page
                                                      ----
                     General Information.............   3
                     Federal Tax Matters.............   3
                     Exchange Privilege..............  12
                     Calculation of Surrender Charge.  18
                     Purchase Unit Value.............  19

                                                            Page
                                                            ----
                Calculation of MVA Option..................  20
                Payout Payments............................  21
                Distribution of Variable Annuity Contracts.  23
                Experts....................................  23
                Comments on Financial Statements...........  23

                   Appendix A -- Selected Purchase Unit Data
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Purchase units shown are for a Purchase Unit outstanding throughout the year for each Variable Account Option.*



                                                                   Number of
                                                   Unit    Unit      Units
                                                  Value   Value   Outstanding
  Fund Name                                  Year at 1/1 at 12/31  at 12/31
  ---------                                  ---- ------ -------- -----------
  VALIC Company I
    Asset Allocation Fund (Division 5)       2016 1.439   1.538           --
                                             2015 1.452   1.439           --
                                             2014 1.383   1.452           --
                                             2013 1.198   1.383           --
                                             2012 1.061   1.198           --
                                             2011 1.056   1.061           --
                                             2010 0.925   1.056           --
                                             2009 0.751   0.925           --
                                             2008    --   0.751           --
    Blue Chip Growth Fund (Division 72)      2016 1.798   1.806           --
                                             2015 1.626   1.798           --
                                             2014 1.496   1.626           --
                                             2013 1.064   1.496           --
                                             2012 0.904   1.064           --
                                             2011 0.895   0.904           --
                                             2010 0.773   0.895           --
                                             2009 0.542   0.773           --
                                             2008    --   0.542           --
    Broad Cap Value Income Fund
     (Division 75)                           2016 1.457   1.652           --
                                             2015 1.483   1.457           --
                                             2014 1.384   1.483           --
                                             2013 1.018   1.384           --
                                             2012 0.897   1.018           --
                                             2011 0.886   0.897           --
                                             2010 0.777   0.886           --
                                             2009 0.623   0.777           --
                                             2008    --   0.623           --
    Capital Conservation Fund (Division 7)   2016 1.327   1.351           --
                                             2015 1.329   1.327           --
                                             2014 1.259   1.329           --
                                             2013 1.295   1.259           --
                                             2012 1.226   1.295           --
                                             2011 1.152   1.226           --
                                             2010 1.073   1.152           --
                                             2009 0.970   1.073           --
                                             2008    --   0.970           --
    Core Equity Fund (Division 15)           2016 1.356   1.522      304,252
                                             2015 1.387   1.356      316,087
                                             2014 1.249   1.387      326,215
                                             2013 0.930   1.249      445,827
                                             2012 0.817   0.930      488,713
                                             2011 0.825   0.817      550,266
                                             2010 0.734   0.825      586,748
                                             2009 0.597   0.734      709,533
                                             2008    --   0.597      817,797
    Dividend Value Fund (Division 21)        2016 1.368   1.590      368,553
                                             2015 1.383   1.368      403,968
                                             2014 1.271   1.383      428,835
                                             2013 0.981   1.271      425,988
                                             2012 0.875   0.981      470,248
                                             2011 0.812   0.875      617,340
                                             2010 0.715   0.812      762,496
                                             2009 0.603   0.715      908,126
                                             2008    --   0.603    1,099,268


                                                                   Number of
                                                   Unit    Unit      Units
                                                  Value   Value   Outstanding
  Fund Name                                  Year at 1/1 at 12/31  at 12/31
  ---------                                  ---- ------ -------- -----------
    Dynamic Allocation Fund (Division 103)   2016 1.153   1.204           --
                                             2015 1.213   1.153           --
                                             2014 1.168   1.213           --
                                             2013 0.998   1.168           --
                                             2012    --   0.998           --
    Emerging Economies Fund (Division 87)    2016 0.560   0.621   27,547,170
                                             2015 0.657   0.560   26,987,885
                                             2014 0.699   0.657   25,959,253
                                             2013 0.772   0.699   26,065,754
                                             2012 0.609   0.722   25,273,647
                                             2011 0.703   0.609   25,013,285
                                             2010 0.635   0.703   24,524,804
                                             2009 0.492   0.635   23,647,904
                                             2008    --   0.492   22,859,470
    Foreign Value Fund (Division 89)         2016 0.869   0.970      645,757
                                             2015 0.941   0.869      667,073
                                             2014 1.070   0.941      712,417
                                             2013 0.851   1.070      754,329
                                             2012 0.719   0.851      800,656
                                             2011 0.830   0.719      856,633
                                             2010 0.775   0.830      937,116
                                             2009 0.528   0.775    1,184,874
                                             2008    --   0.528    1,488,257
    Global Real Estate Fund (Division 101)   2016 1.383   1.408           --
                                             2015 1.388   1.383           --
                                             2014 1.243   1.388           --
                                             2013 1.194   1.243           --
                                             2012 0.915   1.194           --
                                             2011 0.999   0.915           --
                                             2010 0.848   0.999           --
                                             2009 0.646   0.848           --
                                             2008    --   0.646           --
    Global Social Awareness Fund
     (Division 12)                           2016 1.222   1.301      532,617
                                             2015 1.230   1.222      594,132
                                             2014 1.144   1.230      639,398
                                             2013 0.891   1.144      683,533
                                             2012 0.763   0.891      761,636
                                             2011 0.816   0.763      901,405
                                             2010 0.730   0.816    1,011,682
                                             2009 0.557   0.730    1,299,409
                                             2008    --   0.557    1,541,696
    Global Strategy Fund (Division 88)       2016 1.376   1.443           --
                                             2015 1.450   1.376           --
                                             2014 1.430   1.450           --
                                             2013 1.208   1.430           --
                                             2012 1.015   1.208           --
                                             2011 1.042   1.015           --
                                             2010 0.937   1.042           --
                                             2009 0.758   0.937           --
                                             2008    --   0.758           --


--------

* The 2011 Selected Purchase Unit Data for the Invesco Balanced-Risk Commodity Strategy Fund begins on November 1, 2011, the date this fund was added to Portfolio Director. On March 23, 2012, the Lou Holland Growth Fund was merged into American Beacon Holland Large Cap Growth Fund. The data for 2011 and prior periods for the American Beacon Holland Large Cap Growth Fund reflects the data for the Lou Holland Growth Fund. The 2012 data for the Dynamic Allocation Fund begins on December 26, 2012, the date this fund was added to Portfolio Director. Each of the T. Rowe Price Retirement Funds was added to Portfolio Director December 30, 2014. Consequently, there are no Unit Values for the 1/1 periods for these Funds. Effective September 28, 2016, the VALIC Company I Money Market I Fund and the VALIC Company II Money Market II Fund changed their names to the Government Money Market I Fund and the Government Money Market II Fund, respectively.

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                                                                     Number of
                                                     Unit    Unit      Units
                                                    Value   Value   Outstanding
 Fund Name                                     Year at 1/1 at 12/31  at 12/31
 ---------                                     ---- ------ -------- -----------
   Government Money Market I Fund
    (Division 6)                               2016 1.000   0.996    5,554,358
                                               2015 1.004   1.000    5,711,316
                                               2014 1.008   1.004    5,987,050
                                               2013 1.012   1.008    6,328,816
                                               2012 1.016   1.012    7,493,542
                                               2011 1.019   1.016    6,438,760
                                               2010 1.023   1.019    7,619,735
                                               2009 1.024   1.023    9,004,685
                                               2008    --   1.024   10,108,070
   Government Securities Fund (Division 8)     2016 1.268   1.278           --
                                               2015 1.263   1.268           --
                                               2014 1.201   1.263           --
                                               2013 1.259   1.201           --
                                               2012 1.219   1.259           --
                                               2011 1.115   1.219           --
                                               2010 1.077   1.115           --
                                               2009 1.124   1.077           --
                                               2008    --   1.124           --
   Growth Fund (Division 78)                   2016 1.584   1.653   15,437,025
                                               2015 1.543   1.584   16,153,678
                                               2014 1.399   1.543   16,691,462
                                               2013 1.071   1.399   17,558,015
                                               2012 0.936   1.071   17,904,493
                                               2011 0.946   0.936   18,313,511
                                               2010 0.803   0.946   19,499,692
                                               2009 0.591   0.803   20,716,029
                                               2008    --   0.591   22,601,274
   Growth & Income Fund (Division 16)          2016 1.309   1.451           --
                                               2015 1.316   1.309           --
                                               2014 1.158   1.316           --
                                               2013 0.876   1.158           --
                                               2012 0.776   0.876           --
                                               2011 0.814   0.776           --
                                               2010 0.728   0.814           --
                                               2009 0.600   0.728           --
                                               2008    --   0.600           --
   Health Sciences Fund (Division 73)          2016 3.354   2.990           --
                                               2015 2.989   3.354           --
                                               2014 2.281   2.989           --
                                               2013 1.516   2.281           --
                                               2012 1.156   1.516           --
                                               2011 1.050   1.156           --
                                               2010 0.911   1.050           --
                                               2009 0.695   0.911           --
                                               2008    --   0.695           --
   Inflation Protected Fund (Division 77)      2016 1.244   1.287           --
                                               2015 1.288   1.244           --
                                               2014 1.256   1.288           --
                                               2013 1.356   1.256           --
                                               2012 1.260   1.356           --
                                               2011 1.149   1.260           --
                                               2010 1.057   1.149           --
                                               2009 0.968   1.057           --
                                               2008    --   0.968           --
   International Equities Fund (Division 11)   2016 0.814   0.821           --
                                               2015 0.826   0.814           --
                                               2014 0.877   0.826           --
                                               2013 0.740   0.877           --
                                               2012 0.635   0.740           --
                                               2011 0.733   0.635           --
                                               2010 0.679   0.733           --
                                               2009 0.526   0.679           --
                                               2008    --   0.526           --


                                                                    Number of
                                                    Unit    Unit      Units
                                                   Value   Value   Outstanding
  Fund Name                                   Year at 1/1 at 12/31  at 12/31
  ---------                                   ---- ------ -------- -----------
    International Government Bond Fund
     (Division 13)                            2016 1.223   1.264       25,485
                                              2015 1.270   1.223       26,178
                                              2014 1.258   1.270       39,131
                                              2013 1.339   1.258       45,158
                                              2012 1.237   1.339       45,911
                                              2011 1.189   1.237       47,868
                                              2010 1.104   1.189       48,471
                                              2009 0.993   1.104       65,909
                                              2008    --   0.993       71,333
    International Growth Fund (Division 20)   2016 1.011   0.979           --
                                              2015 1.020   1.011           --
                                              2014 1.060   1.020           --
                                              2013 0.882   1.060           --
                                              2012 0.737   0.882           --
                                              2011 0.820   0.737           --
                                              2010 0.731   0.820           --
                                              2009 0.542   0.731           --
                                              2008    --   0.542           --
    Large Cap Core Fund (Division 76)         2016 1.860   2.012           --
                                              2015 1.812   1.860           --
                                              2014 1.606   1.812           --
                                              2013 1.185   1.606           --
                                              2012 1.003   1.185           --
                                              2011 1.018   1.003           --
                                              2010 0.875   1.018           --
                                              2009 0.635   0.875           --
                                              2008    --   0.635           --
    Large Capital Growth Fund (Division 79)   2016 1.352   1.429    3,504,038
                                              2015 1.357   1.352    3,429,459
                                              2014 1.223   1.357    3,356,025
                                              2013 0.933   1.223    3,438,655
                                              2012 0.833   0.933    3,315,650
                                              2011 0.891   0.833    3,275,187
                                              2010 0.775   0.891    3,102,366
                                              2009 0.593   0.775    3,227,229
                                              2008    --   0.593    3,326,475
    Mid Cap Index Fund (Division 4)           2016 1.652   1.984   16,164,247
                                              2015 1.701   1.652   16,472,836
                                              2014 1.561   1.701   16,159,043
                                              2013 1.117   1.561   16,300,336
                                              2012 1.006   1.177   16,362,767
                                              2011 1.030   1.006   17,208,438
                                              2010 0.819   1.030   17,670,191
                                              2009 0.595   0.819   18,060,629
                                              2008    --   0.595   18,063,782
    Mid Cap Strategic Growth Fund
     (Division 83)                            2016 1.270   1.387    2,005,070
                                              2015 1.309   1.270    2,169,804
                                              2014 1.274   1.309    2,279,202
                                              2013 0.922   1.274    2,328,211
                                              2012 0.848   0.922    2,408,362
                                              2011 0.913   0.848    2,533,256
                                              2010 0.726   0.913    2,519,332
                                              2009 0.496   0.726    2,777,824
                                              2008    --   0.496    2,410,092
    Nasdaq-100(R) Index Fund (Division 46)    2016 2.071   2.202           --
                                              2015 1.904   2.071           --
                                              2014 1.611   1.904           --
                                              2013 1.187   1.611           --
                                              2012 1.010   1.187           --
                                              2011 0.985   1.010           --
                                              2010 0.826   0.985           --
                                              2009 0.534   0.826           --
                                              2008    --   0.534           --

--------------------------------------------------------------------------------


                                                                  Number of
                                                  Unit    Unit      Units
                                                 Value   Value   Outstanding
    Fund Name                               Year at 1/1 at 12/31  at 12/31
    ---------                               ---- ------ -------- -----------
      Science & Technology Fund
       (Division 17)                        2016 1.812   1.937   12,546,226
                                            2015 1.687   1.812   13,220,996
                                            2014 1.480   1.687   13,018,561
                                            2013 1.043   1.480   13,486,502
                                            2012 0.934   1.043   13,961,764
                                            2011 0.997   0.934   14,977,996
                                            2010 0.820   0.997   15,845,486
                                            2009 0.497   0.820   16,127,931
                                            2008    --   0.497   16,438,753
      Small Cap Aggressive Growth Fund
       (Division 86)                        2016 1.798   1.823           --
                                            2015 1.778   1.798           --
                                            2014 1.624   1.778           --
                                            2013 1.089   1.624           --
                                            2012 0.950   1.089           --
                                            2011 1.063   0.950           --
                                            2010 0.835   1.063           --
                                            2009 0.547   0.835           --
                                            2008    --   0.547           --
      Small Cap Fund (Division 18)          2016 1.555   1.786        5,406
                                            2015 1.640   1.555        5,406
                                            2014 1.583   1.640        5,406
                                            2013 1.132   1.583        5,406
                                            2012 0.981   1.132           --
                                            2011 0.993   0.981           --
                                            2010 0.769   0.993           --
                                            2009 0.601   0.769           --
                                            2008    --   0.601           --
      Small Cap Index Fund (Division 14)    2016 1.470   1.774   11,064,916
                                            2015 1.545   1.470   11,314,841
                                            2014 1.481   1.545   11,330,492
                                            2013 1.072   1.481   11,466,084
                                            2012 0.928   1.072   11,303,009
                                            2011 0.973   0.928   11,533,659
                                            2010 0.772   0.973   11,464,255
                                            2009 0.605   0.772   11,175,914
                                            2008    --   0.605   10,301,414
      Small Cap Special Values Fund
       (Division 84)                        2016 1.417   1.832           --
                                            2015 1.485   1.417           --
                                            2014 1.394   1.485           --
                                            2013 1.007   1.394           --
                                            2012 0.883   1.007           --
                                            2011 0.933   0.883           --
                                            2010 0.770   0.933           --
                                            2009 0.588   0.770           --
                                            2008    --   0.588           --
      Small-Mid Growth Fund (Division 85)   2016 1.493   1.490           --
                                            2015 1.509   1.493           --
                                            2014 1.364   1.509           --
                                            2013 1.016   1.364           --
                                            2012 0.914   1.016           --
                                            2011 0.960   0.914           --
                                            2010 0.763   0.960           --
                                            2009 0.544   0.763           --
                                            2008    --   0.544           --
      Stock Index Fund (Division 10)        2016 1.486   1.652   45,223,999
                                            2015 1.476   1.486   46,527,786
                                            2014 1.309   1.476   47,538,056
                                            2013 0.996   1.309   49,302,961
                                            2012 0.865   0.996   50,955,871
                                            2011 0.853   0.865   52,636,131
                                            2010 0.747   0.853   55,546,218
                                            2009 0.594   0.747   58,492,985
                                            2008    --   0.594   61,803,897


                                                                    Number of
                                                    Unit    Unit      Units
                                                   Value   Value   Outstanding
  Fund Name                                   Year at 1/1 at 12/31  at 12/31
  ---------                                   ---- ------ -------- -----------
    Value Fund (Division 74)                  2016 1.300   1.467           --
                                              2015 1.348   1.300           --
                                              2014 1.215   1.348           --
                                              2013 0.930   1.215           --
                                              2012 0.799   0.930           --
                                              2011 0.820   0.799           --
                                              2010 0.717   0.820           --
                                              2009 0.540   0.717           --
                                              2008    --   0.540           --
  VALIC Company II
    Aggressive Growth Lifestyle Fund
     (Division 48)                            2016 1.369   1.487           --
                                              2015 1.383   1.369           --
                                              2014 1.328   1.383           --
                                              2013 1.090   1.328           --
                                              2012 0.948   1.090           --
                                              2011 0.951   0.948           --
                                              2010 0.822   0.951           --
                                              2009 0.637   0.822           --
                                              2008    --   0.637           --
    Capital Appreciation Fund (Division 39)   2016 1.477   1.505           --
                                              2015 1.398   1.477           --
                                              2014 1.289   1.398           --
                                              2013 0.949   1.289           --
                                              2012 0.806   0.949           --
                                              2011 0.822   0.806           --
                                              2010 0.720   0.822           --
                                              2009 0.545   0.720           --
                                              2008    --   0.545           --
    Conservative Growth Lifestyle Fund
     (Division 50)                            2016 1.398   1.488           --
                                              2015 1.419   1.398           --
                                              2014 1.371   1.419           --
                                              2013 1.256   1.371           --
                                              2012 1.124   1.256           --
                                              2011 1.088   1.124           --
                                              2010 0.961   1.088           --
                                              2009 0.796   0.961           --
                                              2008    --   0.796           --
    Core Bond Fund (Division 58)              2016 1.420   1.466    6,812,963
                                              2015 1.425   1.420    6,508,962
                                              2014 1.353   1.425    6,578,063
                                              2013 1.380   1.353    6,786,151
                                              2012 1.287   1.380    7,310,233
                                              2011 1.214   1.287    7,386,819
                                              2010 1.109   1.214    7,551,827
                                              2009 0.958   1.109    6,838,517
                                              2008    --   0.958    7,053,657
    Government Money Market II Fund
     (Division 44)                            2016 1.021   1.019           --
                                              2015 1.022   1.021           --
                                              2014 1.024   1.022           --
                                              2013 1.025   1.024           --
                                              2012 1.026   1.025           --
                                              2011 1.028   1.026           --
                                              2010 1.029   1.028           --
                                              2009 1.027   1.029           --
                                              2008    --   1.027           --
    High Yield Bond Fund (Division 60)        2016 1.347   1.519           --
                                              2015 1.400   1.347           --
                                              2014 1.364   1.400           --
                                              2013 1.298   1.364           --
                                              2012 1.143   1.298           --
                                              2011 1.097   1.143           --
                                              2010 0.967   1.097           --
                                              2009 0.675   0.967           --
                                              2008    --   0.675           --

--------------------------------------------------------------------------------


                                                                  Number of
                                                  Unit    Unit      Units
                                                 Value   Value   Outstanding
    Fund Name                               Year at 1/1 at 12/31  at 12/31
    ---------                               ---- ------ -------- -----------
      International Opportunities Fund
       (Division 33)                        2016 0.953   0.946           --
                                            2015 0.880   0.953           --
                                            2014 0.929   0.880           --
                                            2013 0.768   0.929           --
                                            2012 0.630   0.768           --
                                            2011 0.785   0.630           --
                                            2010 0.655   0.785           --
                                            2009 0.523   0.655           --
                                            2008    --   0.523           --
      Large Cap Value Fund (Division 40)    2016 1.233   1.441           --
                                            2015 1.270   1.233           --
                                            2014 1.149   1.270           --
                                            2013 0.850   1.149           --
                                            2012 0.728   0.850           --
                                            2011 0.762   0.728           --
                                            2010 0.659   0.762           --
                                            2009 0.599   0.659           --
                                            2008    --   0.599           --
      Mid Cap Growth Fund (Division 37)     2016 1.234   1.290           --
                                            2015 1.248   1.234           --
                                            2014 1.223   1.248           --
                                            2013 0.935   1.223           --
                                            2012 0.841   0.935           --
                                            2011 0.887   0.841           --
                                            2010 0.727   0.887           --
                                            2009 0.507   0.727           --
                                            2008    --   0.507           --
      Mid Cap Value Fund (Division 38)      2016 1.476   1.681    5,035,062
                                            2015 1.499   1.476    5,183,910
                                            2014 1.407   1.499    5,415,515
                                            2013 1.049   1.407    5,821,796
                                            2012 0.862   1.049    5,777,541
                                            2011 0.947   0.862    6,054,958
                                            2010 0.776   0.947    6,200,431
                                            2009 0.568   0.776    6,413,884
                                            2008    --   0.568    6,879,800
      Moderate Growth Lifestyle Fund
       (Division 49)                        2016 1.419   1.536           --
                                            2015 1.435   1.419           --
                                            2014 1.378   1.435           --
                                            2013 1.184   1.378           --
                                            2012 1.043   1.184           --
                                            2011 1.031   1.043           --
                                            2010 0.899   1.031           --
                                            2009 0.714   0.899           --
                                            2008    --   0.714           --
      Small Cap Growth Fund (Division 35)   2016 1.486   1.600           --
                                            2015 1.506   1.486           --
                                            2014 1.508   1.506           --
                                            2013 1.023   1.508           --
                                            2012 0.912   1.023           --
                                            2011 0.953   0.912           --
                                            2010 0.714   0.953           --
                                            2009 0.519   0.714           --
                                            2008    --   0.519           --
      Small Cap Value Fund (Division 36)    2016 1.421   1.845    3,244,456
                                            2015 1.522   1.421    3,331,031
                                            2014 1.445   1.522    3,319,359
                                            2013 1.062   1.445    3,499,632
                                            2012 0.924   1.062    3,377,292
                                            2011 1.004   0.924    3,777,447
                                            2010 0.799   1.004    3,815,444
                                            2009 0.644   0.799    3,689,837
                                            2008    --   0.644    4,082,616


                                                                    Number of
                                                    Unit    Unit      Units
                                                   Value   Value   Outstanding
  Fund Name                                   Year at 1/1 at 12/31  at 12/31
  ---------                                   ---- ------ -------- -----------
    Socially Responsible Fund (Division 41)   2016 1.611   1.780           --
                                              2015 1.595   1.611           --
                                              2014 1.383   1.595           --
                                              2013 1.023   1.383           --
                                              2012 0.889   1.023           --
                                              2011 0.879   0.889           --
                                              2010 0.768   0.879           --
                                              2009 0.588   0.768           --
                                              2008    --   0.588           --
    Strategic Bond Fund (Division 59)         2016 1.413   1.526           --
                                              2015 1.443   1.413           --
                                              2014 1.390   1.443           --
                                              2013 1.389   1.390           --
                                              2012 1.237   1.389           --
                                              2011 1.188   1.237           --
                                              2010 1.072   1.188           --
                                              2009 0.852   1.072           --
                                              2008    --   0.852           --
  Public Funds
  American Beacon Holland Large Cap
   Growth Fund (Division 70)                  2016 1.684   1.709           --
                                              2015 1.590   1.684           --
                                              2014 1.492   1.590           --
                                              2013 1.133   1.492           --
                                              2012 1.014   1.133           --
                                              2011 0.985   1.014           --
                                              2010 0.868   0.985           --
                                              2009 0.626   0.868           --
                                              2008    --   0.626           --
  Ariel Appreciation Fund (Division 69)       2016 1.707   1.915    6,025,047
                                              2015 1.827   1.707    6,256,812
                                              2014 1.696   1.827    6,378,743
                                              2013 1.165   1.696    6,429,331
                                              2012 0.980   1.165    6,117,678
                                              2011 1.062   0.980    6,119,585
                                              2010 0.891   1.062    6,233,187
                                              2009 0.549   0.891    6,341,088
                                              2008    --   0.549    6,496,157
  Ariel Fund (Division 68)                    2016 1.571   1.809   10,434,963
                                              2015 1.645   1.571   10,883,086
                                              2014 1.489   1.645   10,359,026
                                              2013 1.033   1.489   10,533,301
                                              2012 0.862   1.033   10,359,474
                                              2011 0.976   0.862   10,371,335
                                              2010 0.778   0.976   10,405,683
                                              2009 0.478   0.778   11,016,307
                                              2008    --   0.478   10,788,105
  Invesco Balanced-Risk Commodity Strategy
   Fund (Division 102)                        2016 0.598   0.667           --
                                              2015 0.719   0.598           --
                                              2014 0.857   0.719           --
                                              2013 0.999   0.857           --
                                              2012 0.968   0.999           --
                                              2011    --   0.968           --
  T Rowe Price Retirement 2015 Fund
   (Division 104)                             2016 0.984   1.049        2,965
                                              2015    --   0.984           --
  T Rowe Price Retirement 2020 Fund
   (Division 105)                             2016 0.986   1.052        5,228
                                              2015    --   0.986           --
  T Rowe Price Retirement 2025 Fund
   (Division 106)                             2016 0.987   1.055       32,060
                                              2015    --   0.987           --
  T Rowe Price Retirement 2030 Fund
   (Division 107)                             2016 0.988   1.057       12,607
                                              2015    --   0.988           --
  T Rowe Price Retirement 2035 Fund
   (Division 108)                             2016 0.990   1.058           --
                                              2015    --   0.990           --

--------------------------------------------------------------------------------


                                                                   Number of
                                                   Unit    Unit      Units
                                                  Value   Value   Outstanding
  Fund Name                                  Year at 1/1 at 12/31  at 12/31
  ---------                                  ---- ------ -------- -----------
  T Rowe Price Retirement 2040 Fund
   (Division 109)                            2016 0.990   1.058     32,019
                                             2015    --   0.990         --
  T Rowe Price Retirement 2045 Fund
   (Division 110)                            2016 0.990   1.059     22,159
                                             2015    --   0.990         --
  T Rowe Price Retirement 2050 Fund
   (Division 111)                            2016 0.990   1.059      7,383
                                             2015    --   0.990         --
  T Rowe Price Retirement 2055 Fund
   (Division 112)                            2016 0.990   1.059      6,289
                                             2015    --   0.990         --
  T Rowe Price Retirement 2060 Fund
   (Division 113)                            2016 0.990   1.060         --
                                             2015    --   0.990         --
  Vanguard LifeStrategy Conservative Growth
   Fund (Division 54)                        2016 1.267   1.333         --
                                             2015 1.278   1.267         --
                                             2014 1.202   1.278         --
                                             2013 1.110   1.202         --
                                             2012 1.023   1.110         --
                                             2011 1.012   1.023         --
                                             2010 0.916   1.012         --
                                             2009 0.788   0.916         --
                                             2008    --   0.788         --
  Vanguard LifeStrategy Growth Fund
   (Division 52)                             2016 1.229   1.323         --
                                             2015 1.252   1.229         --
                                             2014 1.176   1.252         --
                                             2013 0.976   1.176         --
                                             2012 0.859   0.976         --
                                             2011 0.885   0.859         --
                                             2010 0.774   0.885         --
                                             2009 0.623   0.774         --
                                             2008    --   0.623         --
  Vanguard LifeStrategy Moderate Growth
   Fund (Division 53)                        2016 1.269   1.350         --
                                             2015 1.284   1.269         --
                                             2014 1.207   1.284         --
                                             2013 1.056   1.207         --
                                             2012 0.951   1.056         --
                                             2011 0.955   0.951         --
                                             2010 0.848   0.955         --
                                             2009 0.710   0.848         --
                                             2008    --   0.710         --


                                                                  Number of
                                                  Unit    Unit      Units
                                                 Value   Value   Outstanding
    Fund Name                               Year at 1/1 at 12/31  at 12/31
    ---------                               ---- ------ -------- -----------
    Vanguard Long-Term Investment-Grade
     Fund (Division 22)                     2016 1.715   1.841      109,492
                                            2015 1.761   1.715      134,596
                                            2014 1.496   1.761      159,410
                                            2013 1.595   1.496      161,867
                                            2012 1.435   1.595      200,841
                                            2011 1.229   1.435      217,443
                                            2010 1.115   1.229      257,247
                                            2009 1.029   1.115      307,889
                                            2008    --   1.029      385,393
    Vanguard Long-Term Treasury Fund
     (Division 23)                          2016 1.696   1.710      387,876
                                            2015 1.730   1.696      407,751
                                            2014 1.386   1.730      467,894
                                            2013 1.600   1.386      527,589
                                            2012 1.553   1.600      588,562
                                            2011 1.206   1.553      681,696
                                            2010 1.112   1.206      824,845
                                            2009 1.269   1.112      987,225
                                            2008    --   1.269    1,187,983
    Vanguard Wellington Fund (Division 25)  2016 1.507   1.662   25,032,170
                                            2015 1.516   1.507   25,802,799
                                            2014 1.390   1.516   26,458,773
                                            2013 1.169   1.390   26,582,456
                                            2012 1.045   1.169   26,441,416
                                            2011 1.013   1.045   27,441,923
                                            2010 0.919   1.013   28,501,783
                                            2009 0.757   0.919   30,477,610
                                            2008    --   0.757   34,270,800
    Vanguard Windsor II Fund (Division 24)  2016 1.321   1.489   24,316,592
                                            2015 1.374   1.321   24,671,258
                                            2014 1.244   1.374   25,581,960
                                            2013 0.958   1.244   26,158,707
                                            2012 0.826   0.958   26,164,350
                                            2011 0.810   0.826   26,647,265
                                            2010 0.037   0.810   27,483,962
                                            2009 0.584   0.737   28,547,147
                                            2008    --   0.584   30,086,579

                         Appendix B -- Living Benefits

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This Appendix provides information on IncomeLOCK +6, IncomeLOCK +8 (together, "IncomeLOCK Plus") and IncomeLOCK all of which are no longer available for purchase. Effective January 1, 2017, IncomeLOCK +6 is no longer available for purchase. Effective February 25, 2013, IncomeLOCK +8 was no longer available for purchase. If you elected IncomeLOCK +8 or if you elected IncomeLOCK +6 prior to February 25, 2013, see "IncomeLOCK Plus Endorsements Issued Prior to February 25, 2013" in this Appendix for specific provisions applicable to these products.

An optional Living Benefit is designed to help you create a guaranteed income stream for as long as you live, or as long as you and your spouse live, even if the entire Account Value has been reduced to zero, provided withdrawals taken are within the parameters of the applicable feature. A Living Benefit may offer protection in the event your Account Value declines due to unfavorable investment performance, certain withdrawal activity, if you live longer than expected or any combination of these factors. If you decide not to take withdrawals under these features, or you surrender your Contract, you will not receive the guarantees of the Living Benefit. You could pay for this feature and not need to use it. Likewise, depending on your Contract's market performance, you may never need to rely on the protections provided by a Living Benefit. If you elected IncomeLOCK Plus, you will not be able to take a loan while this Living Benefit is in effect.

Table of Contents



               Living Benefit Defined Terms.................  B-1
               IncomeLOCK Plus..............................  B-2
               Fee Table....................................  B-2
               IncomeLOCK Plus Fee Formula..................  B-2
               IncomeLOCK Plus Features.....................  B-3
               IncomeLOCK Plus Options......................  B-6
               Withdrawals under the Living Benefits........  B-9
               Death Benefits under IncomeLOCK Plus......... B-10

               IncomeLOCK Plus Endorsements Issued Prior to
                 February 25, 2013.......................... B-11
               Fee Tables................................... B-11
               IncomeLOCK Plus Features..................... B-11
               IncomeLOCK Plus Options...................... B-15
               Surrender of Account Value................... B-16
               Loans........................................ B-16

               IncomeLOCK................................... B-16
               Extension Offer.............................. B-17
               Fee Table.................................... B-17
               IncomeLOCK Features.......................... B-17
               Surrender of Account Value................... B-21
               Death Benefits............................... B-22
               Loans........................................ B-23



Living Benefit Defined Terms

Anniversary Value -- The Account Value minus any Ineligible Purchase Payments as measured on each Benefit Anniversary.

Benefit Anniversary -- the first day of each Benefit Year.

Benefit Base -- a component of the calculation of the Living Benefit, which is used to determine the Living Benefit fee, the MAWA and the Protected Income Payment.

Benefit Quarter Anniversary -- is the first Business Day following each consecutive three month period starting on the Endorsement Date.

Benefit Year -- each consecutive one year period starting on the Endorsement Date and each Benefit Anniversary, and ending on the day before the next Benefit Anniversary.

Covered Person(s) -- the person or persons whose life or lives are used to determine the amount and duration of withdrawals under IncomeLOCK Plus. The Covered Persons are selected at the time IncomeLOCK Plus is elected and cannot be changed after the Endorsement Date.

Eligible Purchase Payments -- are Purchase Payments or portions thereof made on or after the Endorsement Date that are included in the calculation of the Benefit Base (and the Income Credit Base and Minimum Benefit Base, if applicable, for IncomeLOCK Plus). Note that all Purchase Payments are not Eligible Purchase Payments for purposes of calculating the Benefit Base.

Endorsement Date -- the date we issued the Living Benefit endorsement to your Contract.

Excess Withdrawal -- any withdrawal or portion thereof that causes the total of all withdrawals for that Benefit Year to exceed the Maximum Annual Withdrawal Amount, except if taken to meet a required minimum distribution associated with the Contract to which a Living Benefit endorsement is attached.

Income Credit -- is an amount that may be added to the Benefit Base during the Income Credit Period.

Income Credit Base -- is a component of the calculation of IncomeLOCK Plus, which is used to determine the dollar amount of any Income Credit during the Income Credit Period.

Income Credit Percentage -- a percentage used to calculate any available Income Credit for IncomeLOCK Plus on each Benefit Anniversary during the Income Credit Period.

Income Credit Period -- is the first twelve Benefit Years during which we calculate an Income Credit that may be added to the Benefit Base for IncomeLOCK Plus.

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Ineligible Purchase Payments -- are Purchase Payments or portions thereof that are not included in the calculation of the Benefit Base (and the Income Credit Base and Minimum Benefit Base, if applicable, for IncomeLOCK Plus).

Maximum Annual Withdrawal Amount -- the maximum amount that may be withdrawn each Benefit Year and is an amount calculated as a percentage of the Benefit Base.

Minimum Benefit Base -- is the guaranteed minimum amount to which the Benefit Base could be increased on the 12th Benefit Anniversary for IncomeLOCK Plus, provided no withdrawals are taken prior to that anniversary while the Living Benefit endorsement is in effect.

Protected Income Payment -- the amount to be paid each year over the remaining lifetime of the Covered Person(s) under IncomeLOCK Plus, after the Account Value is reduced to zero but the Benefit Base is still greater than zero.

IncomeLOCK Plus

The IncomeLOCK Plus Living Benefit is a guaranteed minimum withdrawal benefit. You may elect IncomeLOCK Plus only on your original Contract issue date, subject to certain age requirements. You may elect to have the Living Benefit cover only your life or the lives of both you and your spouse. If you elected IncomeLOCK +8 or if you elected IncomeLOCK +6 prior to February 25, 2013, see "IncomeLOCK Plus Endorsements Issued Prior to February 25, 2013" in this Appendix for specific provisions applicable to these products.

Fee Table

The fees applicable to this Living Benefit are described below. You should keep in mind that an increase in the Benefit Base due to an adjustment to a higher Anniversary Value, an Income Credit, if applicable, or subsequent Eligible Purchase Payments will result in an increase to the dollar amount of the fee. Similarly, a decrease in the Benefit Base due to withdrawals will decrease the dollar amount of the fee.

The IncomeLOCK Plus fees are assessed as a percentage of the Benefit Base for all years in which the IncomeLOCK Plus benefit is in effect. The fee will be calculated and deducted on a proportional basis from your Account Value at the end of the first quarter following election and quarterly thereafter. If you purchased IncomeLOCK +8 or if you purchased IncomeLOCK +6 prior to February 25, 2013, see "IncomeLOCK Plus Endorsements Issued Prior to February 25, 2013" in this Appendix for specific provisions applicable to these products.


                                                               Maximum
                                                              Annualized
                                  Initial  Maximum  Minimum    Fee Rate
                                   Annual   Annual   Annual    Decrease
       Number of Covered Persons  Fee Rate Fee Rate Fee Rate or Increase*
       -------------------------  -------- -------- -------- ------------
         One Covered Person......   1.10%    2.20%    0.60%    +/-0.25%
         Two Covered Persons.....   1.35%    2.70%    0.60%    +/-0.25%

--------
* The fee rate can increase or decrease no more than 0.0625% each Benefit Quarter (0.25%/4).


The Initial Annual Fee Rate is guaranteed not to change for the first Benefit Year. Subsequently, the fee rate may change quarterly subject to the parameters identified in the table above. After the first Benefit Year, on each "Benefit Quarter Anniversary" (every consecutive three months starting on the Endorsement Date), we will deduct the fee in effect for the previous benefit quarter and determine the fee rate applicable to the next benefit quarter. Any fee adjustment is based on a non-discretionary formula tied to the change in the Volatility Index ("VIX(R)"), an index of market volatility reported by the Chicago Board Options Exchange. Your Fee Rate will increase or decrease on a Benefit Quarter Anniversary based on the change in the average value of the VIX from one Benefit Quarter to the next Benefit Quarter. See "Fee Tables" in this prospectus. For the formula of how the fee is calculated, see "IncomeLock Plus Fee Formula" below.


We will not assess a quarterly fee if you annuitize your Contract or if a death benefit is paid before the end of the benefit quarter. If IncomeLOCK Plus is still in effect while your Account Value is greater than zero, and you surrender your Contract, we will assess a pro-rata charge for the fee applicable to the benefit quarter in which the surrender occurs if you surrender your Contract before the end of a benefit quarter. The pro-rata fee is calculated by multiplying the fee by the number of days between the date the fee was last assessed and the date of surrender, divided by the number of days between the prior and the next benefit quarter anniversary. If your Account Value is reduced to zero before IncomeLOCK Plus has been cancelled, the fee will no longer be assessed.


IncomeLOCK Plus Fee Formula

The fee for IncomeLOCK Plus is assessed against the Benefit Base and deducted from the Account Value at the end of each Benefit Quarter.

If you purchased your IncomeLOCK Plus endorsement prior to December 26, 2012, the value of the Volatility Index ("VIX"), an index of market volatility reported by the Chicago Board Options Exchange, used to calculate your fee is the value of the VIX at the end of the Benefit Quarter. If you purchased your IncomeLOCK Plus endorsement on or after December 26, 2012, the value of the VIX used to calculate your fee is the average of the VIX over the Benefit Quarter. The formula is the same, and the only difference is the value of the VIX that is used.

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The non-discretionary formula used in the calculation of the Annual Fee Rate applicable after the first Benefit Year is:

Initial Annual Fee Rate + [0.05% x (Value of the VIX as of Market Close on each day the fee is calculated - 20)]

The Initial Annual Fee Rate is guaranteed for the first Benefit Year. Subsequently, the fee rate may change quarterly subject to the parameters identified in the table above. Any fee adjustment is based on the non-discretionary formula stated above which is tied to the change in the VIX. If the value of the VIX increases or decreases on a Benefit Quarter Anniversary, your fee rate will increase or decrease accordingly.

You may find the value of the VIX for any given day by going to the Chicago Board Options Exchange website, www.cboe.com.


IncomeLOCK Plus Features


IncomeLOCK Plus offers guaranteed lifetime income plus the opportunity to increase income by locking in the greater of either the Contract's highest Anniversary Value or an annual Income Credit. IncomeLOCK +6 with a 6% Income Credit may be elected at the date of Contract issue. If you purchased IncomeLOCK +8 or if you purchased IncomeLOCK +6 prior to February 25, 2013, see "IncomeLOCK Plus Endorsements Issued Prior to February 25, 2013" in this Appendix for specific provisions applicable to these products.


Income Credit Options

The annual Income Credit is an amount we may add to the Benefit Base each year for the first 12 Benefit Years. The Income Credit is reduced but not eliminated in any Benefit Year in which cumulative withdrawals are less than 6% of the Benefit Base, thereby providing a guarantee that income can increase during the first 12 years even after starting withdrawals. If you take withdrawals in any Benefit Year in excess of 6%, you will not receive any portion of the 6% Income Credit for that Benefit Year.

After the expiration of the Income Credit Period your Benefit Base may continue to be increased to lock in a higher Anniversary Value. In addition, if no withdrawals are taken during the first 12 years, on the 12th Benefit Anniversary, your Benefit Base will be increased to the Minimum Benefit Base if the Benefit Base is less than this Minimum Benefit Base. The Minimum Benefit Base is equal to 200% of the first Benefit Year's Eligible Purchase Payments.

Amounts Received Under IncomeLOCK Plus -- Summary

If you elect IncomeLOCK+6, you may choose from Income Option 1, 2 or 3 or the Income Option with a Custom Allocation, which determines the withdrawal percentages you will receive while the Living Benefit is in effect.


You may begin taking withdrawals as early as age 45. The amounts you receive will vary based on (1) the income option you selected, (2) whether there are one or two Covered Persons, and (3) the age of the Covered Person(s) at the time of the first withdrawal. The percentage of the Benefit Base that is guaranteed by the Living Benefits: (1) while the Account Value is greater than zero ranges from 3.25% to 6.5%, and (2) once the Account Value has been reduced to zero ranges from 3% to 5%. See the "IncomeLOCK Plus Options -- Amounts Received Under the Benefit" in this Appendix for more detailed information. Note, however, that taxable distributions received before you attain age 591/2 are subject to a 10% penalty tax in addition to regular income tax unless an exception applies (both the penalty tax and the exceptions are discussed in the "Federal Tax Matters" section in this prospectus).


Investment Restrictions

As long as your Living Benefit endorsement remains in effect, we require that you allocate your investments in accordance with the applicable minimum and maximum percentages applicable to the Living Benefit selected. All IncomeLOCK Plus endorsements require that 20% of your Purchase Payments (including Ineligible Purchase Payments) be allocated to Fixed Account Plus. All amounts not allocated to Fixed Account Plus, will be rebalanced on a quarterly basis through an automatic rebalancing program as discussed in more detail below.

The IncomeLOCK +6 (Options 1, 2 and 3) endorsement requires that the remaining 80% of Purchase Payments be allocated among the Dynamic Allocation Fund and the Group A Variable Account Options referenced below (excluding Fixed Account Plus and Short-Term Fixed Account). IncomeLOCK +6 (Custom Allocation) allows you to allocate Purchase Payments among the Variable Account Options from Groups A, B and C to create your personal investment portfolio, subject to the limitations provided in the table below, including that no more than 90% of each Purchase Payment may be allocated on a combined basis to Fixed Account Plus and Short-Term Fixed Account.

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If you purchased IncomeLOCK +8 or if you purchased IncomeLOCK +6 prior to February 25, 2013, see "IncomeLOCK Plus Endorsements Issued Prior to February 25, 2013" in this Appendix for more information regarding your investment restrictions.



Investment Group             Group A:                           Group B:                           Group C:
                           Bond, Cash and                     Equity Maximum                     Limited Equity
                           Fixed Accounts
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Investment                  30%-Minimum                        0%-Minimum                         0%-Minimum
Restrictions               100%-Maximum                        70%-Maximum                        10%-Maximum
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Variable Account  Fixed Account Plus                Aggressive Growth Lifestyle Fund    Ariel Appreciation Fund
Options           Short-Term Fixed Account          American Beacon Holland             Ariel Fund
and/or            Capital Conservation Fund           Large Cap Growth Fund             Emerging Economies Fund
Fixed Accounts    Core Bond Fund                    Asset Allocation Fund               Global Real Estate Fund
                  Government Money Market I Fund    Blue Chip Growth Fund               Health Sciences Fund
                  Government Money Market II Fund   Broad Cap Value Income Fund         International Opportunities Fund
                  Government Securities Fund        Capital Appreciation Fund           Invesco Balanced-Risk Commodity
                  Inflation Protected Fund          Conservative Growth Lifestyle Fund    Strategy Fund
                  International Government          Core Equity Fund                    Mid Cap Growth Fund
                    Bond Fund                       Dividend Value Fund                 Mid Cap Strategic Growth Fund
                  Strategic Bond Fund               Dynamic Allocation Fund             Nasdaq-100(R) Index Fund
                  Vanguard Long-Term Investment     Foreign Value Fund                  Science and Technology Fund
                    Grade Fund                      Global Social Awareness Fund        Small Cap Aggressive Growth Fund
                  Vanguard Long-Term Treasury Fund  Global Strategy Fund                Small Cap Fund
                                                    Growth Fund                         Small Cap Growth Fund
                                                    Growth & Income Fund                Small Cap Index Fund
                                                    High Yield Bond Fund                Small Cap Special Values Fund
                                                    International Equities Index Fund
                                                    International Growth Fund
                                                    Large Cap Core Fund
                                                    Large Capital Growth Fund
                                                    Large Cap Value Fund
                                                    Mid Cap Index Fund
                                                    Mid Cap Value Fund
                                                    Moderate Growth Lifestyle Fund
                                                    Socially Responsible Fund
                                                    Stock Index Fund
                                                    T. Rowe Price Retirement 2015 Fund
                                                    T. Rowe Price Retirement 2020 Fund
                                                    T. Rowe Price Retirement 2025 Fund
                                                    T. Rowe Price Retirement 2030 Fund
                                                    T. Rowe Price Retirement 2035 Fund
                                                    T. Rowe Price Retirement 2040 Fund
                                                    T. Rowe Price Retirement 2045 Fund
                                                    T. Rowe Price Retirement 2050 Fund
                                                    T. Rowe Price Retirement 2055 Fund
                                                    T. Rowe Price Retirement 2060 Fund
                                                    Value Fund
                                                    Vanguard LifeStrategy
                                                      Conservative Growth Fund
                                                    Vanguard LifeStrategy
                                                      Growth Fund
                                                    Vanguard LifeStrategy Moderate
                                                      Growth Fund
                                                    Vanguard Wellington Fund
                                                    Vanguard Windsor II Fund

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Investments are not permitted in the following:


Multi-Year Fixed Option - 3 years
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Multi-Year Fixed Option - 5 years
-----------------------------------
Multi-Year Fixed Option - 7 years
-----------------------------------
Multi-Year Fixed Option - 10 years
-----------------------------------


Automatic Allocation to Fixed Account Plus

The 20% automatic allocation to Fixed Account Plus counts against the 30% of your investments that must be allocated to Group A (IncomeLOCK +6 endorsements with Custom Allocation only). The automatic allocation applies to all Purchase Payments, including Ineligible Purchase Payments that are not included in the calculation of the Benefit Base (and the Income Credit Base and Minimum Benefit Base, if applicable). The automatic allocation must remain invested in Fixed Account Plus for as long as the IncomeLOCK Plus benefit remains in effect. You may not transfer any portion of the automatic allocation to Fixed Account Plus to other investment options under the Contract. You may not request a specific percentage of any withdrawal be deducted solely from the automatic allocation to Fixed Account Plus. Rather, any withdrawal reduces the automatic allocation to Fixed Account Plus in the same proportion that the withdrawal reduces your Account Value.

Asset Rebalancing Program

We will automatically enroll you in an automatic asset rebalancing program, with quarterly rebalancing, because market performance and withdrawal activity may result in allocations inconsistent with the restrictions. We will also initiate immediate rebalancing in accordance with your automatic asset rebalancing instructions, after any of the following transactions:

  .   Any transfer or reallocation you initiate; or

  .   Any withdrawal you initiate.

If you initiate any transfer or reallocation, you must also at that time modify the automatic asset rebalancing instructions. Automatic transfers or Systematic Withdrawals will not result in immediate rebalancing but will wait until the next scheduled quarterly rebalancing.

Each Benefit Quarter, we will rebalance the Contract in accordance with the most current automatic asset rebalancing instructions on file. We will not rebalance your investment in Fixed Account Plus if it would result in the balance in Fixed Account Plus decreasing below the automatic allocation. If at any point for any reason, the automatic asset rebalancing instructions would result in allocations inconsistent with the restrictions, we will revert to your last instructions on file that are consistent with the restrictions whether for rebalancing or for allocation of a Purchase Payment and implement those at the next balancing.

You may modify the automatic asset rebalancing instructions at any time as long as they are consistent with the restrictions. If the Living Benefit is cancelled or terminated and the Contract remains in-force, investment restrictions will no longer apply.

We reserve the right to change the investment requirements at any time for prospectively issued Contracts. We may also revise the investment requirements for any existing Contract to the extent variable or fixed investment options are added, deleted, substituted, merged or otherwise reorganized. We will notify you of any changes to the investment requirements.

Additional Important Information Applicable to IncomeLOCK Plus

If you elect IncomeLOCK Plus, you will not be able to take a loan while this Living Benefit is in effect. You will need to wait until after the 5th Benefit Year anniversary (the earliest IncomeLOCK Plus termination date), terminate IncomeLOCK Plus and then take a loan. When you terminate IncomeLOCK Plus, you will lose any benefits that you may have had with this feature.

Withdrawals under these features are treated like any other withdrawal for the purpose of calculating taxable income, reducing your Account Value. The withdrawals count toward the 10% you may withdraw each Contract year without a surrender charge. See the "Fees and Charges" section of this prospectus.

Any withdrawals taken may be subject to a 10% tax penalty if you are under age 59 1/2 at the time of the withdrawal. For information about how these features are treated for income tax purposes, you should consult a qualified tax advisor concerning your particular circumstances. If you set up required minimum distributions ("RMD") and have elected this feature, your distributions must be set up on the automated minimum distribution withdrawal program administered by our Annuity Service Center. Withdrawals greater than the RMD determined solely with reference to this Contract and the benefits thereunder, without aggregating the Contract with any other contract or account, may reduce the benefits of these features. In addition, if you have a qualified Contract, tax law and the terms of the plan may restrict withdrawal amounts. See the "Surrender of Account Value" and "Federal Tax Matters" sections of this prospectus.


IncomeLOCK Plus may only be elected on your original Contract issue date, provided you meet the applicable issue age requirements. Note that these features and/or their components may not be available in your state. If you purchased IncomeLOCK +8 or if you purchased IncomeLOCK +6 prior to February 25, 2013, see "IncomeLOCK Plus Endorsements Issued Prior to February 25, 2013" in this Appendix for specific

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provisions applicable to these products. In addition, effective December 26, 2012, IncomeLOCK Plus is no longer available for new enrollments under plans which are subject to the requirements of Title I of ERISA. This discontinuance will not affect participants who have already elected IncomeLOCK or IncomeLOCK Plus under such plans. Check with your financial advisor for availability and any additional restrictions.

Any amounts that we may pay under a Living Benefit in excess of your Account Value are subject to the Company's financial strength and claims-paying ability. Excess Withdrawals may significantly reduce the value of or terminate the Living Benefit.


IncomeLOCK Plus Options


You may elect IncomeLOCK Plus only on your Contract issue date to cover either your life only or the lives of both you and your spouse. We refer to the person or persons whose lifetime withdrawals are guaranteed under IncomeLOCK Plus as the "Covered Person(s)." If your Contract is not owned by a natural person, references to Owner(s) apply to the Annuitant(s). If you purchased IncomeLOCK +8 or if you purchased IncomeLOCK +6 prior to February 25, 2013, see "IncomeLOCK Plus Endorsements Issued Prior to February 25, 2013" in this Appendix for specific provisions applicable to these products.


IncomeLOCK +6 locks in the greater of two values in determining the Benefit Base. The Benefit Base determines the basis of the Covered Person(s)' guaranteed lifetime benefit which must be taken in a series of withdrawals. Each consecutive one-year period starting from the Endorsement Date is considered a Benefit Year. While the Benefit Base is greater than zero, the Benefit Base is automatically locked in on each Benefit Anniversary, to the greater of (1) the highest Anniversary Value, or (2) the Benefit Base increased by any available Income Credit. The Income Credit is reduced but not eliminated in any Benefit Year in which withdrawals are less than 6% of the Benefit Base, thereby providing a guarantee that income can increase during the first 12 years, even after starting withdrawals. There is an additional guarantee if you do not take any withdrawals before the 12th Benefit Anniversary (the "Minimum Benefit Base"). In that situation, the Benefit Base will be increased to the Minimum Benefit Base if the Benefit Base on the 12th Benefit Anniversary is less than the Minimum Benefit Base, which is equal to 200% of the first Benefit Year's Eligible Purchase Payments.

Age Requirements and Covered Persons

To elect IncomeLOCK Plus, Covered Persons must meet the age requirements set forth below. The age requirement varies depending on the number of Covered Persons. The age requirements for other optional benefits and features under your Contract may be different than those listed here. You must meet the age requirement for those features in order to elect them.

If you elect one Covered Person:

                                          Covered Person
                      -----------------------------------
                                          Minimum Maximum
                                            Age     Age
                      -----------------------------------
                      One Covered Person    45      80
                      -----------------------------------

If you elect two Covered Persons:

                                Covered Person #1 Covered Person #2
                ---------------------------------------------------
                                Minimum  Maximum  Minimum  Maximum
                                  Age      Age      Age      Age
                ---------------------------------------------------
                Nonqualified:
                One Owner
                with Spousal
                Beneficiary       45       80       45     N/A(1)
                ---------------------------------------------------
                Qualified: One
                Owner with
                Spousal
                Beneficiary       45       80       45     N/A(1)
                ---------------------------------------------------

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(1) The age requirement is based solely on the single owner for purposes of issuing the Contract with the Living Benefit. The spousal beneficiary's age is not considered in determining the maximum issue age of the second Covered Person.

Covered Persons can be any of the following:

If you elect one Covered Person:

  .   The Contract Owner

  .   The annuitant (for Contracts not naturally-owned)

If you elect two Covered Persons:

  .   The Contract Owner and the 100% spousal primary beneficiary

  . The annuitant and the 100% spousal primary beneficiary (for Contracts not naturally-owned)

  .   Spousal joint annuitants (for Contracts not naturally-owned)

Ownership changes can affect IncomeLOCK Plus as follows:

If you elect one Covered Person:

An ownership change that removes the Covered Person cancels the feature. Ownership changes that do not cancel the feature:

   1. Change from a natural to a non-natural Contract Owner: the natural Contract Owner and the annuitant must be the same person; and

   2. Change from a non-natural Contract Owner to a natural Contract Owner: the new natural Contract Owner and the annuitant must be the same person.

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If you elect two Covered Persons:

Ownership changes that do not eliminate the second Covered Person's guarantee include:

   1. Change from a natural to a non-natural Contract Owner (the natural Contract Owner and the annuitant must be the same person); and

   2. Change from a non-natural Contract Owner to a natural Contract Owner (the new natural Contract Owner and the annuitant must be the same person).
Ownership changes that eliminate the second Covered Person's guarantee, but still provide the life guarantee for the first Covered Person include:

   1. Removal or replacement of the original spousal beneficiary; and

   2. Removal of second Covered Person as Contract Owner or spousal beneficiary as a result of a divorce settlement.

Note also that if a Contract is non-naturally owned, a change of annuitant is not permitted.

Amounts Received under the Benefit


The amount you can receive differs depending on the Income Credit option you have elected and whether the Account Value is greater than or equal to zero. While the Account Value is greater than zero, the Maximum Annual Withdrawal Percentage represents the percentage of the Benefit Base used to calculate the Maximum Annual Withdrawal Amount that may be withdrawn each Benefit Year without decreasing the Benefit Base or Income Credit Base. If the Account Value has been reduced to zero, the Protected Income Payment Percentage represents the percentage of the Benefit Base used to calculate the Protected Income Payment that the client will receive each year over the remaining lifetime of the Covered Person(s). See "If your Account Value is Reduced to Zero" under the heading "Withdrawals under the Living Benefits" below.


The applicable Maximum Annual Withdrawal Percentage and Protected Income Payment Percentage depend on the attained age of the Covered Person(s) at the time of the first withdrawal under the benefit, as set forth below. The first percentage represents the Maximum Annual Withdrawal Percentage and the second percentage represents the Protected Income Payment Percentage for each of the options shown.

                                 IncomeLOCK +6

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       Number of Covered Persons
                  and
     Age of Covered Person at First          Income       Income        Income        Custom
              Withdrawal                    Option 1     Option 2      Option 3     Allocation
-----------------------------------------------------------------------------------------------
One Covered Person (Age 64 and Younger)   5.0% / 3.0%* 5.0% / 3.0%* 3.75% for Life 4.5% / 3.0%*
-----------------------------------------------------------------------------------------------
One Covered Person (Age 65 and Older)     5.5% / 4.0%  6.5% / 3.0%  5.0% for Life  4.5% / 4.0%
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Two Covered Persons (Age 64 and Younger)  4.5% / 3.0%* 4.5% / 3.0%* 3.25% for Life 4.0% /3.0%*
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Two Covered Persons (Age 65 and Older)    5.0% / 4.0%  6.0% / 3.0%  4.50% for Life 4.0% / 4.0%
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 * The Protected Income Payment Percentage is 4% if the Benefit Base is increased to a new highest Anniversary Value on or after the Covered Person's 65/th/ birthday or, if two Covered Persons are elected, on or after the younger Covered Person's 65/th/ birthday.

Calculation of the Value of each Component of the Benefit


The benefit offered by IncomeLOCK Plus is calculated by considering the factors described below. If you purchased IncomeLOCK +8 or if you purchased IncomeLOCK +6 prior to February 25, 2013, see "IncomeLOCK Plus Endorsements Issued Prior to February 25, 2013" in this Appendix for specific provisions applicable to these products.


First, we determine the initial Benefit Base. We reserve the right to limit the Account Value that will be considered in the initial Benefit Base to $1.5 million (annual cap amount) without our prior approval. The initial Benefit Base is equal to the initial Purchase Payment, which must be at least $50,000. In addition, certain Purchase Payments received during the first year after your Contract issue date will be considered Eligible Purchase Payments and will immediately increase the Benefit Base.

Any Purchase Payments made in contract year 1 in excess of the annual cap amount as well as all Purchase Payments received after the first contract year are considered Ineligible Purchase Payments, and are not included in the Benefit Base. Note that the earnings on Ineligible Purchase Payments, however, are included in the Anniversary Value. Total Eligible Purchase Payments are limited to $1,500,000 (annual cap amount) without prior Company approval.

The Benefit Base is increased by each subsequent Eligible Purchase Payment, and is reduced proportionately for Excess Withdrawals, as defined below.

Second, we consider the Income Credit Period. The Income Credit Period is the period of time over which we calculate the Income Credit. The Income Credit Period begins on the Endorsement Date and ends 12 years thereafter. The Income Credit Period may not be extended.

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Third, we determine the Anniversary Value which equals your Account Value on any Benefit Anniversary minus any Ineligible Purchase Payments. The highest Anniversary Value is the current Anniversary Value that is greater than (1) all previous Anniversary Values; or (2) Eligible Purchase Payments.

Fourth, we determine the Income Credit Base which is used solely as a basis for calculating the Income Credit during the Income Credit Period. The initial Income Credit Base is equal to the initial Benefit Base. The Income Credit Base is increased by each subsequent Eligible Purchase Payment, and is reduced proportionately for Excess Withdrawals, as defined below.

Fifth, we determine the Income Credit.

The Income Credit is equal to 6% ("Income Credit Percentage") of the Income Credit Base, on each Benefit Anniversary during the Income Credit Period. If you take withdrawals in a Benefit Year that are in total less than 6% of the Benefit Base (and therefore, less than your Maximum Annual Withdrawal Amount), the Income Credit Percentage on the Benefit Year anniversary is reduced by a percentage calculated as the sum of all withdrawals taken during the preceding Benefit Year, divided by the Benefit Base. For example, if you take a withdrawal that is equal to 4% of the Benefit Base, the Income Credit Percentage for that Benefit Year is reduced from 6% to 2%. However, if you take a withdrawal that is greater than the Maximum Annual Withdrawal Amount in the preceding Benefit Year, the Income Credit for that Benefit Year is equal to zero.

Sixth, we determine the Maximum Annual Withdrawal Amount, which represents the maximum amount that may be withdrawn each Benefit Year while the Account Value is greater than zero, without reducing the Benefit Base, and if applicable, the Income Credit Base. The Maximum Annual Withdrawal Amount is calculated by multiplying the Benefit Base by the applicable Maximum Annual Withdrawal Percentage. If your Account Value is reduced to zero but your Benefit Base is greater than zero, the Protected Income Payment is determined by multiplying the Benefit Base by the applicable Protected Income Payment Percentage.

Finally, we consider any Excess Withdrawals. We define Excess Withdrawals as any withdrawal in a Benefit Year taken after the Maximum Annual Withdrawal Amount has been withdrawn, or any portion of a withdrawal that causes the total withdrawals in a Benefit Year to exceed the Maximum Annual Withdrawal Amount.

Increase of the Benefit Base and Income Credit Base

On each Benefit Anniversary, the Benefit Base is automatically increased to the greater of (1) the highest Anniversary Value; or (2) the current Benefit Base plus the Income Credit, if any. In addition, the Benefit Base can also be increased to at least the Minimum Benefit Base on the 12th Benefit Year anniversary, provided no withdrawals are taken prior to that anniversary.

On each Benefit Anniversary during the Income Credit Period (first 12 Benefit Years following the Endorsement Date), the Income Credit Base is automatically increased to the highest Anniversary Value, if the Benefit Base is also increased to the highest Anniversary Value. The Income Credit Base is not increased if an Income Credit is added to the Benefit Base.

Increases to your Benefit Base and Income Credit Base occur on Benefit Anniversaries while the Account Value is greater than zero. However, Eligible Purchase Payments can increase your Benefit Base and Income Credit Base at the time they are received. Your Benefit Base and Income Credit Base will not increase if your Account Value was higher on days other than the Benefit Anniversary.

In any Benefit Year during which subsequent Eligible Purchase Payments are allocated to your Contract, any remaining withdrawals of the Maximum Annual Withdrawal Amount will be based on the increased Maximum Annual Withdrawal Amount reduced by withdrawals previously taken in that Benefit Year. If the Benefit Base is increased on a Benefit Anniversary, the Maximum Annual Withdrawal Amount will be recalculated on that Benefit Anniversary, applicable to the coming Benefit Year, by multiplying the increased Benefit Base by the applicable Maximum Annual Withdrawal Percentage.


If the Account Value has been reduced to zero, the Benefit Base will no longer be recalculated on each Benefit Anniversary. See "If your Account Value is Reduced to Zero" under the heading "Withdrawals under the Living Benefits" below.


Cancellation of IncomeLOCK Plus

IncomeLOCK Plus may be cancelled by the Contract Owner on any Benefit Quarter Anniversary after the end of the 5/th/ Benefit Year. Cancellation will be effective on the Benefit Quarter Anniversary following receipt of a cancellation request and the fee will continue to be deducted up to and including the cancellation effective date. Prior fees taken are not returned upon cancellation. Once IncomeLOCK Plus is cancelled, the guarantees under the benefit are terminated, investment limitations no longer apply to the Contract and you may not re-elect IncomeLOCK Plus.

Automatic Termination of IncomeLOCK Plus

The feature and its corresponding fees will automatically and immediately terminate upon the occurrence of one of the following:

   1. Any Excess Withdrawal that reduces the Account Value and Benefit Base to zero.

   2. A death benefit is paid, and the Contract is terminated.

--------------------------------------------------------------------------------


   3. Full surrender or termination of the Contract.

   4. Full or partial annuitization of the Contract.

   5. Upon the death of the single Covered Person (for single life benefit).

   6. Upon the death of the second (surviving) Covered Person (for joint lives benefit).

   7. Any change of ownership except as noted above.

Withdrawals under the Living Benefits

The timing and amount of withdrawals will affect the amounts received under the Living Benefits, as set forth below in greater detail.

The amount of any withdrawal for any Living Benefit which exceeds the Maximum Annual Withdrawal Amount because of RMDs required to comply with the minimum distribution requirements of the Code section 401(a)(9) and related provisions of the Code and regulations, as determined solely with reference to this Contract and the benefits thereunder, will not be treated as an Excess Withdrawal providing that all of the following conditions are met:

(1) No withdrawals in addition to the RMD are taken in that same year;

(2) Any RMD withdrawal is based only on the value of the Contract (including endorsements) and the benefits thereunder;

(3) If the Endorsement Date is on or before the Required Beginning Date (RBD) of the RMD, you take the first yearly RMD withdrawal in the calendar year you attain age 70 1/2, or retire, if applicable; and

(4) You do not make any RMD withdrawal that would result in you being paid in any Benefit Year more than one calendar year's RMD amount.

Any portion of a RMD withdrawal that is based on amounts greater than those set forth above will be considered an Excess Withdrawal.

If you have elected IncomeLOCK +6 and the RMD amount is greater than the Maximum Annual Withdrawal Amount, but less than 6% of the Benefit Base, an Income Credit will be included in determining any Benefit Base increase in that Benefit Year.

Withdrawals made under these Living Benefits are treated like any other withdrawals under the Contract for purposes of calculating taxable income, reducing the Account Value, deducting applicable surrender charges or market value adjustments, applying fixed account withdrawal restrictions or free withdrawal amounts and any other features, benefits and conditions of the Contract. The sum of withdrawals in any Benefit Year up to the Maximum Annual Withdrawal Amount will not be assessed a surrender charge.

You should not elect a Living Benefit if you plan to take Excess Withdrawals since those withdrawals may significantly reduce the value of or terminate the Living Benefit.

Withdrawal under IncomeLOCK Plus

The Maximum Annual Withdrawal Amount, the Benefit Base and the Income Credit Base may change over time as a result of the timing and amount of withdrawals. If you take a withdrawal before the 12th Benefit Year anniversary, your Benefit Base is not eligible to be increased to the Minimum Benefit Base.

Withdrawals during a Benefit Year that in total are less than or equal to the Maximum Annual Withdrawal Amount will not reduce the Benefit Base or Income Credit Base. However, if you choose to take less than the Maximum Annual Withdrawal Amount in any Benefit Year, you may not carry over the unused amount for withdrawal in subsequent years.

Excess Withdrawals reduce your Benefit Base on the date the Excess Withdrawal occurs. Any Excess Withdrawal in a Benefit Year reduces the Benefit Base in the same proportion by which the Account Value is reduced by the Excess Withdrawal. As a result of a reduction of the Benefit Base, the new Maximum Annual Withdrawal Amount will be equal to the reduced Benefit Base multiplied by the applicable Maximum Annual Withdrawal Percentage. The last recalculated Maximum Annual Withdrawal Amount in a given Benefit Year is available for withdrawal at the beginning of the next Benefit Year and may be lower than the previous Benefit Year's Maximum Annual Withdrawal Amount. When the Account Value is less than the Benefit Base, Excess Withdrawals will reduce the Benefit Base by an amount which is greater than the amount of the Excess Withdrawal. In addition, no Income Credit will be added to the Benefit Base in that Benefit Year.

The impact of withdrawals on specific factors is further explained below:

Benefit Base and Income Credit Base: If the sum of withdrawals in any Benefit Year exceeds the Maximum Annual Withdrawal Amount, the Benefit Base and Income Credit Base will be reduced for those withdrawals. For each Excess Withdrawal taken, the Benefit Base and Income Credit Base are reduced in the same proportion by which the Account Value is reduced by the amount in excess of the Maximum Annual Withdrawal Amount.

Maximum Annual Withdrawal Amount: The Maximum Annual Withdrawal Amount is recalculated each time there is a change in the Benefit Base. Accordingly, if the sum of withdrawals in any

--------------------------------------------------------------------------------

Benefit Year does not exceed the Maximum Annual Withdrawal Amount for that year, the Maximum Annual Withdrawal Amount will not change for the next year unless your Benefit Base is increased. If you take an Excess Withdrawal, the Maximum Annual Withdrawal Amount will be recalculated by multiplying the reduced Benefit Base by the existing Maximum Annual Withdrawal Percentage. This recalculated Maximum Annual Withdrawal Amount is available for withdrawal at the beginning of the next Benefit Year and may be lower than your previous Maximum Annual Withdrawal Amount.

Protected Income Payment: If the Benefit Base is greater than zero, but the Account Value has been reduced to zero, we will pay any remaining Maximum Annual Withdrawal Amount for the current Benefit Year. Thereafter, you will receive the Protected Income Payment each year over the remaining lifetime of the Covered Person(s) which is calculated by multiplying the Benefit Base by the applicable Protected Income Payment Percentage. The Benefit Base is no longer increased on Benefit Anniversaries after the Account Value has been reduced to zero. As a result, the Protected Income Payment is calculated once and will not change. See "If your Account Value is Reduced to Zero" below.

If your Account Value is Reduced to Zero

All withdrawals from the Contract, including withdrawals under IncomeLOCK Plus, will reduce your Account Value. Unfavorable investment experience and/or fees may also reduce your Account Value. If the Account Value is reduced to zero but the Benefit Base is greater than zero, we will pay the remaining Maximum Annual Withdrawal Amount. Thereafter we will pay the Protected Income Payment over the remaining lifetime of the Covered Person(s).

If an Excess Withdrawal reduces your Account Value to zero, no further benefits are payable under the Contract and your Contract along with IncomeLOCK Plus will terminate.

If your Account Value is reduced to zero, you may no longer make subsequent Purchase Payments or transfers, and no death benefit is payable. Therefore, you should be aware that, particularly during times of unfavorable investment performance, withdrawals taken under IncomeLOCK Plus may reduce the Account Value to zero, thereby terminating any other benefits of the Contract. In addition, an Income Credit is not available if the Account Value is reduced to zero, even if a benefit remains payable.

When the Account Value equals zero but the Benefit Base is greater than zero, to receive any remaining Living Benefit, you must select one of the following options for payment:

1. The Protected Income Payment divided equally and paid on a monthly, quarterly, semi-annual or annual frequency as selected by you until the date of death of the Covered Person(s); or

2. Any payment option mutually agreeable between you and us.

Once you elect a payment option, it cannot be changed. If you do not select a payment option above, the remaining benefit will be paid as an amount based on the Protected Income Payment Percentage. This amount will be divided equally and paid on a quarterly basis until the date of death of the Covered Person(s).

Latest Annuity Date

If the Account Value is greater than zero and you have reached the latest Annuity Date, if applicable, the Maximum Annual Withdrawal Amount is no longer available for withdrawal under IncomeLOCK Plus. Rather, the Protected Income Payment will be calculated by multiplying the Benefit Base by the Protected Income Payment Percentage and paid until the death(s) of the Covered Person(s), as discussed under "If your Account Value is Reduced to Zero" above.

If the Account Value and the Benefit Base are greater than zero on the latest Annuity Date, you must select one of the following options:

1. Annuitize the Account Value under the Contract's annuity provisions; or

2. Elect to receive the Protected Income Payment on the latest Annuity Date, divided equally and paid on a monthly, quarterly, semi-annual or annual frequency as selected by you until the date of death of the Covered Person(s); or

3. Any payment option mutually agreeable between you and us.

If you do not elect an option listed above, on the latest Annuity Date, we may annuitize the Account Value in accordance with one of the single or joint life and period certain options under the Annuity Provisions of the Contract or payments that do not exceed your life expectancy as required by the Internal Revenue Service ("IRS").

Death Benefits under IncomeLOCK Plus

If there is one Covered Person and that person dies, the surviving spousal Beneficiary may elect to:

1. Make a death claim if the Account Value is greater than zero, which terminates IncomeLOCK Plus and the Contract; or

2. Continue the Contract if the Account Value is greater than zero, without IncomeLOCK Plus and its corresponding fee.

--------------------------------------------------------------------------------


If there are two Covered Persons, upon the death of one Covered Person, the surviving Covered Person may elect to:

1. Make a death claim if the Account Value is greater than zero, which terminates IncomeLOCK Plus and the Contract; or

2. Continue the Contract with IncomeLOCK Plus and its corresponding fee.

The components of IncomeLOCK Plus in effect at the time of such continuation will not change. The surviving Covered Person can elect to receive withdrawals in accordance with the provisions of IncomeLOCK Plus elected based on the age of the younger Covered Person at the time the first withdrawal was taken. If no withdrawals were taken prior to the continuation, the Maximum Annual Withdrawal Percentage and the Protected Income Payment Percentage will be based on the age of the surviving Covered Person at the time the first withdrawal is taken. If the continuation occurs during the Income Credit Period, the surviving Covered Person will continue to receive any increases to the Benefit Base for highest Anniversary Values or if applicable, any Income Credit while the Account Value is greater than zero. The surviving Covered Person is also eligible to receive the Minimum Benefit Base on the 12th Benefit Anniversary if no withdrawals have been taken during the first 12 Benefit Years following the Endorsement Date.

Upon the death of the Covered Person(s), if the Account Value is greater than zero, a Beneficiary who is not a Covered Person must make an election under the death benefit provisions of the Contract, which terminates IncomeLOCK Plus.


For more information on death benefits, see "Death Benefits" in the prospectus.



IncomeLOCK Plus Endorsements Issued Prior to February 25, 2013

Effective February 25, 2013, the IncomeLOCK +8 living benefit is no longer available for purchase. If you elected IncomeLOCK +6 or IncomeLOCK +8 prior to February 25, 2013, the following provisions are applicable to this feature. All other IncomeLOCK Plus information provided in this Appendix under the heading "IncomeLOCK Plus" above applies to your Living Benefit except the following:


Fee Tables


The IncomeLOCK Plus fee is calculated as a percentage of the Benefit Base./1/


For Endorsement Dates of December 26, 2012 through February 24, 2013:


            -------------------------------------------------------
                                                          Maximum
                                                        Annualized
                                              Maximum    Fee Rate
             Number of Covered   Initial Fee Annual Fee Decrease or
                 Persons            Rate      Rate/2/   Increase/3/
            -------------------------------------------------------
            One Covered Person      1.10%      2.20%     +/-0.25%
            -------------------------------------------------------
            Two Covered Persons     1.35%      2.70%     +/-0.25%
            -------------------------------------------------------


For Endorsement Dates of May 1, 2012 through December 25, 2012:


            -------------------------------------------------------
                                                          Maximum
                                                        Annualized
                                              Maximum    Fee Rate
             Number of Covered   Initial Fee Annual Fee Decrease or
                 Persons            Rate      Rate/2/   Increase/3/
            -------------------------------------------------------
            One Covered Person      1.30%      2.60%     +/-0.25%
            -------------------------------------------------------
            Two Covered Persons     1.55%      3.10%     +/-0.25%
            -------------------------------------------------------


For Endorsement Dates prior to May 1, 2012:


            --------------------------------------------------------
                                                           Maximum
                                                         Annualized
                                              Maximum     Fee Rate
             Number of Covered   Initial Fee   Annual     Decrease
                 Persons            Rate     Fee Rate/2/ or Increase
            --------------------------------------------------------
            One Covered Person      1.10%      2.20%      +/-0.25%
            --------------------------------------------------------
            Two Covered Persons     1.35%      2.70%      +/-0.25%
            --------------------------------------------------------


The fee rate can increase or decrease no more than 0.0625% each Benefit Quarter (0.25%/4).

IncomeLOCK Plus Features

IncomeLOCK Plus offers guaranteed lifetime income plus the opportunity to increase income by locking in the greater of either the Contract's highest Anniversary Value or an annual Income Credit. IncomeLOCK Plus was available with two separate Income Credit options: IncomeLOCK +6, with a 6% Income Credit, and IncomeLOCK +8, with an 8% Income Credit. The annual Income Credit is an amount we may add to the Benefit Base each year for the first 12 Benefit Years. Although IncomeLOCK +6 is still available for purchase as of the date of

--------

/1/ The fee is assessed against the Benefit Base which determines the basis of the Covered Person(s) guaranteed lifetime benefit. The fee is deducted from your Account Value at the end of the first quarter following election and quarterly thereafter. For a complete description of how the Benefit Base is calculated for IncomeLOCK Plus, see "IncomeLOCK Plus -- IncomeLOCK Plus Options" in this Appendix.
/2/ The Initial Annual Fee Rate is guaranteed not to change for the first Benefit Year. Subsequently, the fee rate may change quarterly subject to the parameters identified in the table below. Any fee adjustment is based on a non-discretionary formula tied to the change in the Volatility Index ("VIX(R)"), an index of market volatility reported by the Chicago Board Options Exchange. If the VIX increases or decreases on a Benefit Quarter Anniversary, your fee rate will increase or decrease accordingly. See "IncomeLOCK Plus -- IncomeLOCK Plus Fee Formula" in this Appendix.
/3/  The Minimum Annual Fee Rate for IncomeLOCK Plus is 0.60%.

--------------------------------------------------------------------------------

this prospectus, IncomeLOCK +8 is no longer available as of February 25, 2013.

Income Credit Options

The annual Income Credit is an amount we may add to the Benefit Base each year for the first 12 Benefit Years.

For IncomeLOCK +6, the Income Credit is reduced but not eliminated in any Benefit Year in which cumulative withdrawals are less than 6% of the Benefit Base, thereby providing a guarantee that income can increase during the first 12 years even after starting withdrawals.

For IncomeLOCK +8, the Income Credit is only available in years when no withdrawals are taken.

After the expiration of the Income Credit Period your Benefit Base may continue to be increased to lock in a higher Anniversary Value. In addition, if no withdrawals are taken during the first 12 years, on the 12th Benefit Anniversary, your Benefit Base will be increased to the Minimum Benefit Base if the Benefit Base is less than this Minimum Benefit Base. The Minimum Benefit Base is equal to 200% of the first Benefit Year's Eligible Purchase Payments if the feature is added on the original Contract issue date or 200% of your Account Value on the Endorsement Date if the feature was added after your original Contract issue date and prior to May 1, 2012.

Amounts Received Under IncomeLOCK Plus

You may begin taking withdrawals as early as age 45. If you elected IncomeLOCK+6 on December 26, 2012 through February 24, 2013, the withdrawal percentage you receive while the Living Benefit is in effect varies according to the Income Credit Option you elected (Option 1, 2, 3 or Custom Allocation).

In addition, if you elected IncomeLOCK +6 or IncomeLOCK +8, your withdrawal percentage will vary primarily depending on (1) whether you elected one or two Covered Persons, (2) the age of the Covered Person(s) at the time of the first withdrawal and (3) whether the Account Value is greater than or equal to zero.


While the Account Value is greater than zero, the MAWP represents the percentage of the Benefit Base used to calculate the MAWA that may be withdrawn each Benefit Year without decreasing the Benefit Base or Income Credit Base. If the Account Value has been reduced to zero, the PIPP represents the percentage of the Benefit Base used to calculate the Protected Income Payment that the client will receive each year over the remaining lifetime of the Covered Person(s). See "IncomeLOCK Plus -- If your Account Value is Reduced to Zero" under the heading "Withdrawals under the Living Benefits" in the prospectus.


The percentage of the Benefit Base that is guaranteed by the Living Benefits while the Account Value is greater than zero, or the MAWP, ranges from 5% to 6% for IncomeLOCK Plus with an Endorsement Date prior to May 1, 2012 and ranges from 4.5% to 5.5% for IncomeLOCK Plus with an Endorsement Date of May 1, 2012 through December 25, 2012. The percentage of the Benefit Base that is guaranteed by the Living Benefits while the Account Value has been reduced to zero, or the PIPP, ranges from 3% to 4%. The MAWP and PIPP will vary based on
(1) the Living Benefit selected (IncomeLOCK +6 or IncomeLOCK +8), (2) whether there are one or two Covered Person(s), (3) the age of the Covered Person(s) at the time of the first withdrawal, and (4) the Endorsement Date of the Living Benefit.

Note, however, that taxable distributions received before you attain age 59 1/2 are subject to a 10% penalty tax in addition to regular income tax unless an exception applies (both the penalty tax and the exceptions are discussed in the "Federal Tax Matters" section in the prospectus).

The applicable MAWP and PIPP depend on the attained age of the Covered Person(s) at the time of the first withdrawal under the benefit, as set forth below. The first percentage represents the MAWP and the second percentage represents the PIPP for each of the options shown.

--------------------------------------------------------------------------------


For IncomeLOCK Plus with an Endorsement Date on December 26, 2012 through February 24, 2013:

                                 IncomeLOCK +6

---------------------------------------------------------------------------------------
       Number of Covered Persons
                  and
    Age of Covered Person at First         Income    Income       Income       Custom
              Withdrawal                  Option 1  Option 2     Option 3    Allocation
---------------------------------------------------------------------------------------
One Covered Person (Age 64 and Younger)  5.5% / 3%* 5.5% / 3% 3.75% for Life 4.5% / 3%*
---------------------------------------------------------------------------------------
One Covered Person (Age 65 and Older)    5.5% / 4%  6.5% / 3%  5% for Life   4.5% / 4%
---------------------------------------------------------------------------------------
Two Covered Persons (Age 64 and Younger   5% / 3%*   5% / 3%  3.25% for Life  4% / 3%*
---------------------------------------------------------------------------------------
Two Covered Persons (Age 65 and Older)    5% / 4%    6% / 3%  4.50% for Life  4% / 4%
---------------------------------------------------------------------------------------

 * The PIPP is 4% if the Benefit Base is increased to a new Highest Anniversary Value on or after the Covered Person's 65/th /birthday or, if two Covered Persons are elected, on or after the younger Covered Person's 65/th/ birthday.

                                 IncomeLOCK +8

            -------------------------------------------------------
                   Number of Covered Persons
                             and                          MAWP
                Age of Covered Person at First            and
                          Withdrawal                      PIPP
            -------------------------------------------------------
            One Covered Person (Age 64 and Younger)  3.75% for Life
            -------------------------------------------------------
            One Covered Person (Age 65 and Older)    4.75% for Life
            -------------------------------------------------------
            Two Covered Persons (Age 64 and Younger  3.25% for Life
            -------------------------------------------------------
            Two Covered Persons (Age 65 and Older)   4.25% for Life
            -------------------------------------------------------

For IncomeLOCK Plus with an Endorsement Date of May 1, 2012 through December 25, 2012:

             -----------------------------------------------------
             Number of Covered Persons and
             Age of Covered Person at First  IncomeLOCK IncomeLOCK
                      Withdrawal                 +6         +8
             -----------------------------------------------------
              One Covered Person (Age 64
                and Younger)                 5.5% / 3%    5% / 3%
             -----------------------------------------------------
              One Covered Person (Age 65
                and Older)                   5.5% / 4%    5% / 4%
             -----------------------------------------------------
              Two Covered Persons (Age 64
                and Younger                    5% / 3%  4.5% / 3%
             -----------------------------------------------------
              Two Covered Persons (Age 65
                and Older)                     5% / 4%  4.5% / 4%
             -----------------------------------------------------

For IncomeLOCK Plus with an Endorsement Date prior to May 1, 2012:

             -----------------------------------------------------
             Number of Covered Persons and
             Age of Covered Person at First  IncomeLOCK IncomeLOCK
                      Withdrawal                 +6         +8
             -----------------------------------------------------
              One Covered Person (Age 64
                and Younger)                   6% / 3%  5.5% / 3%
             -----------------------------------------------------
              One Covered Person (Age 65
                and Older)                      6% /4%  5.5% / 4%
             -----------------------------------------------------
              Two Covered Persons (Age 64
                and Younger                  5.5% / 3%    5% / 3%
             -----------------------------------------------------
              Two Covered Persons (Age 65
                and Older)                    5.5% /4%    5% / 4%
             -----------------------------------------------------

Investment Restrictions

As long as your Living Benefit endorsement remains in effect, we require that you allocate your investments in accordance with the applicable minimum and maximum percentages applicable to the Living Benefit selected. All IncomeLOCK Plus endorsements require that a percentage of your Purchase Payments (including Ineligible Purchase Payments) be allocated to Fixed Account Plus (15% if your Endorsement Date was before May 1, 2012 and 20% if your Endorsement Date was after May 1, 2012). All amounts not allocated to Fixed Account Plus, will be rebalanced on a quarterly basis through an automatic rebalancing program as discussed in more detail below.

Living Benefits Elected on December 26, 2012 through February 24, 2013. The IncomeLOCK +6 (Options 1, 2 and 3) and IncomeLOCK +8 endorsements require that the remaining 80% of Purchase Payments be allocated among the Dynamic Allocation Fund and the Group A Variable Account Options referenced below (excluding Fixed Account Plus and Short-Term Fixed Account). The IncomeLOCK +6 endorsement with Custom Allocation allows you to allocate Purchase Payments among the Variable Account Options from Groups A, B and C to create your personal investment portfolio, subject to the limitations provided in the table below, including that no more than 90% of each Purchase Payment may be allocated on a combined basis to Fixed Account Plus and Short-Term
Fixed Account.

--------------------------------------------------------------------------------


Living Benefits Elected prior to December 26, 2012. If you elected IncomeLOCK Plus prior to December 26, 2012, you may combine Variable Account Options from Groups A, B and C to create your personal investment portfolio in accordance with the minimum and maximum percentages below.


        ----------------------------------------------------------------
        Investment  Investment    Variable Account Options and/or Fixed
          Group     Restrictions                Accounts
        ----------------------------------------------------------------
        Group A:      30%/4/        Fixed Account Plus
        Bond, Cash    Minimum       Short-Term Fixed Account
        and            100%         Capital Conservation Fund
        Fixed         Maximum       Core Bond Fund
        Accounts                    Government Money Market I Fund
                                    Government Money Market II Fund
                                    Government Securities Fund
                                    Inflation Protected Fund
                                    International Government
                                      Bond Fund
                                    Strategic Bond Fund
                                    Vanguard Long-Term Investment
                                      Grade Fund
                                    Vanguard Long-Term
                                      Treasury Fund
        ----------------------------------------------------------------


        ----------------------------------------------------------------
        Investment  Investment    Variable Account Options and/or Fixed
          Group     Restrictions                Accounts
        ----------------------------------------------------------------
        Group B:        0%         Aggressive Growth Lifestyle Fund
        Equity        Minimum      American Beacon Holland Large
        Maximum         70%          Cap Growth Fund
                      Maximum      Asset Allocation Fund
                                   Blue Chip Growth Fund
                                   Broad Cap Value Income Fund
                                   Capital Appreciation Fund
                                   Conservative Growth Lifestyle Fund
                                   Core Equity Fund
                                   Dividend Value Fund
                                   Dynamic Allocation Fund
                                   Emerging Economies Fund/5/
                                   Foreign Value Fund
                                   Global Social Awareness Fund
                                   Global Strategy Fund
                                   Growth Fund
                                   Growth & Income Fund
                                   High Yield Bond Fund
                                   International Equities Index Fund
                                   International Growth Fund
                                   Large Cap Core Fund
                                   Large Capital Growth Fund
                                   Large Cap Value Fund
                                   Mid Cap Index Fund
                                   Mid Cap Value Fund
                                   Moderate Growth Lifestyle Fund
                                   Socially Responsible Fund
                                   Stock Index Fund
                                   T. Rowe Price Retirement 2015 Fund
                                   T. Rowe Price Retirement 2020 Fund
                                   T. Rowe Price Retirement 2025 Fund
                                   T. Rowe Price Retirement 2030 Fund
                                   T. Rowe Price Retirement 2035 Fund
                                   T. Rowe Price Retirement 2040 Fund
                                   T. Rowe Price Retirement 2045 Fund
                                   T. Rowe Price Retirement 2050 Fund
                                   T. Rowe Price Retirement 2055 Fund
                                   T. Rowe Price Retirement 2060 Fund
                                   Value Fund
                                   Vanguard LifeStrategy Conservative
                                     Growth Fund
                                   Vanguard LifeStrategy Growth Fund
                                   Vanguard LifeStrategy Moderate
                                     Growth Fund
                                   Vanguard Wellington Fund
                                   Vanguard Windsor II Fund
        ----------------------------------------------------------------


--------

/4/ 20% of each investment, including Ineligible Purchase Payments (if any), is automatically allocated to Fixed Account Plus for as long as IncomeLOCK Plus remains in effect. (See also "Automatic Allocation to Fixed Account Plus" in this Appendix.)
/5/ For Living Benefits with an Endorsement Date prior to November 1, 2011, the Emerging Economies Fund is in Group B. For Living Benefits with an Endorsement Date on or after November 1, 2011, the Emerging Economies Fund is in Group C.

--------------------------------------------------------------------------------


        ----------------------------------------------------------------
        Investment  Investment    Variable Account Options and/or Fixed
          Group     Restrictions                Accounts
        ----------------------------------------------------------------
        Group C:        0%          Ariel Appreciation Fund
        Limited       Minimum       Ariel Fund
        Equity          10%         Emerging Economies Fund/5/
                      Maximum       Global Real Estate Fund
                                    Health Sciences Fund
                                    International Opportunities Fund
                                    Invesco Balanced-Risk Commodity
                                      Strategy Fund
                                    Mid Cap Growth Fund
                                    Mid Cap Strategic Growth Fund
                                    Nasdaq-100(R) Index Fund
                                    Science and Technology Fund
                                    Small Cap Aggressive Growth Fund
                                    Small Cap Fund
                                    Small Cap Growth Fund
                                    Small Cap Index Fund
                                    Small Cap Special Values Fund
                                    Small Cap Value Fund
                                    Small-Mid Growth Fund
        ----------------------------------------------------------------


Investments are not permitted in the following:


Multi-Year Fixed Option - 3 years
-----------------------------------
Multi-Year Fixed Option - 5 years
-----------------------------------
Multi-Year Fixed Option - 7 years
-----------------------------------
Multi-Year Fixed Option - 10 years
-----------------------------------


Automatic Allocation to Fixed Account Plus

We will automatically allocate 15% of each Purchase Payment to Fixed Account Plus if your Endorsement Date was prior to May 1, 2012 or 20% of each Purchase Payment to Fixed Account Plus if your Endorsement Date was after May 1, 2012.

The automatic allocation applies to all Purchase Payments, including Ineligible Purchase Payments that are not included in the calculation of the Benefit Base (and the Income Credit Base and Minimum Benefit Base, if applicable). The automatic allocation must remain invested in Fixed Account Plus for as long as the IncomeLOCK Plus benefit remains in effect. You may not transfer any portion of the automatic allocation to Fixed Account Plus to other investment options under the Contract. You may not request a specific percentage of any withdrawal be deducted solely from the automatic allocation to Fixed Account Plus. Rather, any withdrawal reduces the automatic allocation to Fixed Account Plus in the same proportion that the withdrawal reduces your Account Value.

Asset Rebalancing Program.

If you elected IncomeLOCK Plus, you are automatically enrolled in an automatic asset rebalancing program, with quarterly rebalancing, because market performance and withdrawal activity may result in allocations inconsistent with the investment restrictions noted above. We will also initiate immediate rebalancing in accordance with your automatic asset rebalancing instructions, after any of the following transactions:

  .   Any transfer or reallocation you initiate; or

  .   Any withdrawal you initiate.

If you initiate any transfer or reallocation, you must also at that time modify the automatic asset rebalancing instructions. Automatic transfers or Systematic Withdrawals will not result in immediate rebalancing but will wait until the next scheduled quarterly rebalancing.


Each Benefit Quarter, we will rebalance the Contract in accordance with the most current automatic asset rebalancing instructions on file. We will not rebalance your investment in Fixed Account Plus if it would result in the balance in Fixed Account Plus decreasing below the 15% or 20% automatic allocation referenced above. If at any point for any reason, the automatic asset rebalancing instructions would result in allocations inconsistent with the restrictions, we will revert to your last instructions on file that are consistent with the restrictions whether for rebalancing or for allocation of a Purchase Payment and implement those at the next balancing. See the "IncomeLOCK Plus Features -- Asset Rebalancing Program" section of this Appendix for additional details of the automatic rebalancing program.

See the "IncomeLOCK Plus Features -- Additional Important Information about IncomeLOCK Plus" section in this Appendix for information about your Living Benefit.


IncomeLOCK Plus Options

If you elected IncomeLOCK +8, the Income Credit is eliminated in any Benefit Year in which you take a withdrawal.

Calculation of the Value of each Component of the Benefit


The calculation of the initial Benefit Base for IncomeLOCK +6 with Endorsement Dates prior to December 26, 2012 and for IncomeLOCK +8 with Endorsement Dates prior to February 25, 2013 is set forth below. If you elected IncomeLOCK Plus on or after December 26, 2012, see the section of this Appendix titled "Calculation of the Value of each Component of the Benefit" under the heading "IncomeLOCK Plus -- IncomeLock Plus Options."


--------
/5/ For Living Benefits with an Endorsement Date prior to November 1, 2011, the Emerging Economies Fund is in Group B. For Living Benefits with an Endorsement Date on or after November 1, 2011, the Emerging Economies Fund is in Group C.

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The calculation of other components of the Living Benefit, including the Income Credit Period, the Anniversary Value, the Income Credit Base, the Income Credit (if you elected IncomeLOCK +6), the MAWA and Excess Withdrawals, is calculated as set forth in the section of this Appendix titled "Calculation of the Value of each Component of the Benefit" under the heading "IncomeLOCK Plus -- IncomeLOCK Plus Options."


First, we determine the initial Benefit Base. If IncomeLOCK Plus was selected prior to May 1, 2012, the initial Benefit Base is equal to the Account Value on the Endorsement Date, which must be at least $50,000. We reserve the right to limit the Account Value that will be considered in the initial Benefit Base to $1.5 million without our prior approval. If IncomeLOCK Plus is selected at Contract issue, the initial Benefit Base is equal to the initial Purchase Payment, which must be at least $50,000.

In addition, if IncomeLOCK Plus was selected prior to December 26, 2012, certain Purchase Payments received during the first five years after your Contract issue date will be considered Eligible Purchase Payments and will immediately increase the Benefit Base, as follows:

1. 100% of Purchase Payments received in the first contract year; and

2. Purchase Payments received in each of contract years 2-5, capped each year at an amount equal to 200% of the Purchase Payments received in contract year 1.

For example, if you made a $100,000 Purchase Payment in contract year 1, Eligible Purchase Payments will include additional Purchase Payments of up to $200,000 for contract years 2-5 for a grand total maximum of $900,000 of Eligible Purchase Payments.

Any Purchase Payments made after your Endorsement Date (if IncomeLOCK Plus was selected after Contract issue), or any Purchase Payments made in contract years 2-5 in excess of the annual cap amount as well as all Purchase Payments received after the 5th contract year (if IncomeLOCK Plus is selected at Contract issue) are considered Ineligible Purchase Payments, and are not included in the Benefit Base.

If IncomeLOCK +8 was selected on December 26, 2012 through February 24, 2013, certain Purchase Payments received during the first year after your Contract issue date will be considered Eligible Purchase Payments and will immediately increase the Benefit Base.

Note that the earnings on Ineligible Purchase Payments, however, are included in the Anniversary Value. Total Eligible Purchase Payments are limited to $1,500,000 without prior Company approval.

The Benefit Base is increased by each subsequent Eligible Purchase Payment, and is reduced proportionately for Excess Withdrawals.

If you elect IncomeLOCK +8, the Income Credit is 8% of the Income Credit Base, on each Benefit Anniversary during the Income Credit Period. The Income Credit may only be added to the Benefit Base if no withdrawals are taken in a Benefit Year. For example, if you take a withdrawal in Benefit Year 2, you will not be eligible for an Income Credit to be added to your Benefit Base on your second Benefit Anniversary; however, if you do not take a withdrawal in Benefit Year 3, you will be eligible for an Income Credit to be added to your Benefit Base on your third Benefit Anniversary.


See "IncomeLOCK Plus Options -- Cancellation of IncomeLOCK Plus" under the heading "IncomeLOCK Plus" for information on how you may cancel your Living Benefit.


Automatic Termination of IncomeLOCK Plus


In addition to the termination events discussed in this Appendix in the section titled "IncomeLOCK Plus Options -- Automatic Termination of IncomeLOCK Plus" under the heading "IncomeLOCK Plus", the feature and its corresponding fees will automatically and immediately terminate upon the occurrence of one of the following:


1. The Contract Owner elects to take a loan from the Contract while the benefit is in effect.

2. The Contract Owner elects to add Guided Portfolio Services or Guided Portfolio Advantage while the benefit is in effect.

Surrender of Account Value

If you have elected IncomeLOCK +8, no Income Credit will be included in the calculation of the Benefit Base when an RMD is taken.


Loans

If you elected IncomeLOCK Plus prior to December 26, 2012 and then take a loan while your Living Benefit is in effect, the Living Benefit will automatically terminate and you will lose any benefits that you may have had with these features.


IncomeLOCK

IncomeLOCK, a Living Benefit, is no longer offered. If you elected IncomeLOCK, the following provisions are applicable to this feature.

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In addition to the defined terms in the prospectus, the following defined terms are applicable to the IncomeLOCK Living Benefit:

Anniversary Value -- the Account Value minus any Ineligible Purchase Payments, as measured on any Benefit Anniversary during the MAV Evaluation Period.



Maximum Anniversary Value ("MAV") Evaluation Period -- the period beginning on the Endorsement Date and ending on the 10th Benefit Anniversary for IncomeLOCK.

Minimum Withdrawal Period ("MWP") -- the minimum period over which you may take withdrawals under IncomeLOCK, if withdrawals are not taken under the lifetime withdrawal option.

Extension Offer

The information below is important to you if you purchased a Contract between May 1, 2006 and July 5, 2010 and you elected the IncomeLOCK living benefit. As described this Appendix, the initial MAV Evaluation Period ends after the tenth contract year. On or about your tenth contract anniversary you will have an opportunity to extend the MAV Evaluation Period (the "Extension") for an additional ten years. In choosing the Extension, your fee will change as detailed below. No other parameters or terms of your current benefit will change as a result of the Extension.

If you do not wish to elect the Extension, no further action is required by you. Your benefit will continue without change. You will continue to pay the same fee and can take the Maximum Annual Withdrawal Amount (MAWA) in effect at the end of the MAV Evaluation Period. However, your Benefit Base will no longer be adjusted for higher anniversary values. Please note that if you do not elect the Extension when it is offered, you will not be permitted to extend the MAV Evaluation Period in the future. As with all important financial decisions, we recommend that you discuss this with your financial advisor.

To elect the Extension, you must complete the Election Form you will receive. The terms of the Extension for Contracts purchased between May 1, 2006 and July 5, 2010 are detailed below. The MAV Evaluation Period may be extended for an additional 10 year period.

If you elect the Extension, the IncomeLOCK fee will be increased by 0.25% as follows:


        Current Maximum Annual Fee Rate  Annual Fee Rate After Extension
        -------------------------------  -------------------------------
                    0.65%                             0.90%


As a reminder, you also have the option to cancel your IncomeLOCK living benefit on your tenth contract anniversary, or any contract anniversary thereafter. If you elect to cancel your IncomeLOCK living benefit, you will no longer receive the guarantees of IncomeLOCK and you will no longer be charged the fee.

Fee Table


The IncomeLOCK fee is calculated as a percentage of the Benefit Base./6/



                      Fee Period  Maximum Annual Fee Rate
                      ----------  -----------------------
                      All years            0.90%/7/



The fee will be calculated and deducted on a proportional basis from your Account Value on the last Business Day of each calendar quarter, starting on the first quarter following your Endorsement Date and ending upon termination of the benefit. If your Account Value and/or Benefit Base falls to zero before the feature has been terminated, the fee will no longer be deducted. We will not assess the quarterly fee if you surrender or annuitize your Contract before the end of a quarter.


IncomeLOCK Features

IncomeLOCK provides for an automatic lock-in of the Contract's highest Anniversary Value during the first ten years from the Endorsement Date (or twenty years, if the benefit is extended). You have the flexibility to receive income under the benefit when and how you need it. Each year, you can withdraw up to 5%, 7% or 10% of your Benefit Base (the total guaranteed amount available for withdrawal), depending on when you take your first withdrawal. A guaranteed lifetime income of 5% is also available if you wait until the Benefit Anniversary following

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/6/ IncomeLOCK is an optional guaranteed minimum withdrawal benefit. The fee will be calculated and deducted on a proportional basis from your Account Value on the last Business Day of each calendar quarter, starting on the first quarter following your Endorsement Date and ending upon termination of the benefit.
/7/ For IncomeLOCK endorsements with an Endorsement Date from July 6, 2010 to April 30, 2012, the maximum annual fee is 0.70%, and for IncomeLOCK endorsements with an Endorsement Date prior to July 6, 2010, the maximum annual fee is 0.65%.

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your 65/th/ birthday to take your first withdrawal under the Living Benefit. The MAWP is as follows:

            Before 5th Benefit Year anniversary:                    5%

            On or after 5th Benefit Year anniversary:               7%

            On or after 10th Benefit Year anniversary:             10%

            On or after 20th Benefit Year anniversary:             10%

            On or after the Benefit Anniversary following
               your 65/th/ birthday (for lifetime withdrawals):     5%

Investment Restrictions

As long as your IncomeLOCK endorsement remains in effect, we require that you allocate your investments in accordance with the applicable minimum and maximum percentages below. You may combine Variable Account Options from Groups A, B and C to create your personal investment portfolio. IncomeLOCK endorsements with an Endorsement Date prior to July 6, 2010 are not subject to these investment restrictions.


        ----------------------------------------------------------------
        Investment  Investment    Variable Account Options and/or Fixed
          Group     Restrictions                Accounts
        ----------------------------------------------------------------
        Group A:        20%        Fixed Account Plus
        Bond,         Minimum      Short-Term Fixed Account
        Cash and       100%        Capital Conservation Fund
        Fixed         Maximum      Core Bond Fund
        Accounts                   Government Money Market I Fund
                                   Government Money Market II Fund
                                   Government Securities Fund
                                   Inflation Protected Fund
                                   International Government Bond Fund
                                   Strategic Bond Fund
                                   Vanguard Long-Term Investment
                                     Grade Fund
                                   Vanguard Long-Term Treasury Fund
        ----------------------------------------------------------------


        ----------------------------------------------------------------
        Investment  Investment    Variable Account Options and/or Fixed
          Group     Restrictions                Accounts
        ----------------------------------------------------------------
        Group B:        0%         Aggressive Growth Lifestyle Fund
        Equity        Minimum      American Beacon Holland Large
        Maximum         70%          Cap Growth Fund
                      Maximum      Asset Allocation Fund
                                   Blue Chip Growth Fund
                                   Broad Cap Value Income Fund
                                   Capital Appreciation Fund
                                   Conservative Growth Lifestyle Fund
                                   Core Equity Fund
                                   Dividend Value Fund
                                   Dynamic Allocation Fund
                                   Emerging Economies Fund/8/
                                   Foreign Value Fund
                                   Global Social Awareness Fund
                                   Global Strategy Fund
                                   Growth Fund
                                   Growth & Income Fund
                                   High Yield Bond Fund
                                   International Equities Index Fund
                                   International Growth Fund
                                   Large Cap Core Fund
                                   Large Capital Growth Fund
                                   Large Cap Value Fund
                                   Mid Cap Index Fund
                                   Mid Cap Value Fund
                                   Moderate Growth Lifestyle Fund
                                   Socially Responsible Fund
                                   Stock Index Fund
                                   T. Rowe Price Retirement 2015 Fund
                                   T. Rowe Price Retirement 2020 Fund
                                   T. Rowe Price Retirement 2025 Fund
                                   T. Rowe Price Retirement 2030 Fund
                                   T. Rowe Price Retirement 2035 Fund
                                   T. Rowe Price Retirement 2040 Fund
                                   T. Rowe Price Retirement 2045 Fund
                                   T. Rowe Price Retirement 2050 Fund
                                   T. Rowe Price Retirement 2055 Fund
                                   T. Rowe Price Retirement 2060 Fund
                                   Value Fund
                                   Vanguard LifeStrategy
                                     Conservative Growth Fund
                                   Vanguard LifeStrategy Growth Fund
                                   Vanguard LifeStrategy Moderate
                                     Growth Fund
                                   Vanguard Wellington Fund
                                   Vanguard Windsor II Fund
        ----------------------------------------------------------------


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/8/ For Living Benefits with an Endorsement Date prior to November 1, 2011, the Emerging Economies Fund (formerly Global Equities Fund) is in Group B. For Living Benefits with an Endorsement Date on or after November 1, 2011, the Emerging Economies Fund is in Group C.

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        ----------------------------------------------------------------
        Investment  Investment    Variable Account Options and/or Fixed
          Group     Restrictions                Accounts
        ----------------------------------------------------------------
        Group C:        0%          Ariel Appreciation Fund
        Limited       Minimum       Ariel Fund
        Equity          10%         Emerging Economies Fund /8/
                      Maximum       Global Real Estate Fund
                                    Health Sciences Fund
                                    International Opportunities Fund
                                    Invesco Balanced-Risk Commodity
                                      Strategy Fund
                                    Mid Cap Growth Fund
                                    Mid Cap Strategic Growth Fund
                                    Nasdaq-100(R) Index Fund
                                    Science and Technology Fund
                                    Small Cap Aggressive Growth Fund
                                    Small Cap Fund
                                    Small Cap Growth Fund
                                    Small Cap Index Fund
                                    Small Cap Special Values Fund
                                    Small Cap Value Fund
                                    Small-Mid Growth Fund
        ----------------------------------------------------------------


Investments are not permitted in the following:


Multi-Year Fixed Option - 3 years
-----------------------------------
Multi-Year Fixed Option - 5 years
-----------------------------------
Multi-Year Fixed Option - 7 years
-----------------------------------
Multi-Year Fixed Option - 10 years
-----------------------------------


Contract Owners who elected IncomeLOCK prior to July 2, 2012 may select Guided Portfolio Advantage, a financial service offered by VALIC Financial Advisors, Inc.

We reserve the right to change the investment requirements at any time for prospectively issued Contracts. We may also revise the investment requirements for any existing Contract to the extent variable or fixed investment options are added, deleted, substituted, merged or otherwise reorganized. We will notify you of any changes to the investment requirements

Additional Important Information about IncomeLOCK

If you take a loan after your IncomeLOCK Endorsement Date, the Living Benefit will automatically be terminated and you will lose any benefits that you may have had with this feature. Withdrawals under this feature are treated like any other withdrawal for the purpose of calculating taxable income, reducing your Account Value. The withdrawals count toward the 10% you may remove each Contract year without a surrender charge. See the "Fees and Charges" section of this prospectus.


Any withdrawals taken may be subject to a 10% tax penalty if you are under age 59 1/2 at the time of the withdrawal. For information about how these features are treated for income tax purposes, you should consult a qualified tax advisor concerning your particular circumstances. If you set up required minimum distributions ("RMD") and have elected this feature, your distributions must be set up on the automated minimum distribution withdrawal program administered by our Annuity Service Center. Withdrawals greater than the RMD determined solely with reference to this Contract and the benefits thereunder, without aggregating the Contract with any other contract or account, may reduce the benefits of these features. In addition, if you have a qualified Contract, tax law and the terms of the plan may restrict withdrawal amounts. See the "Surrender of Account Value" section of this prospectus, including the section in this Appendix, and the "Federal Tax Matters" section of this prospectus.


Any amounts that we may pay under a Living Benefit in excess of your Account Value are subject to the Company's financial strength and claims-paying ability.

IncomeLOCK Components

The benefit's components and value may vary depending on when the first withdrawal is taken, the age of the Contract Owner at the time of the first withdrawal and the amount that is withdrawn. Your withdrawal activity determines the time period over which you are eligible to receive withdrawals. You will automatically be eligible to receive lifetime withdrawals if you begin withdrawals on or after the Benefit Anniversary following your 65th birthday and your withdrawals do not exceed the maximum annual withdrawal percentage of 5% in any Benefit Year. You may begin taking withdrawals under the benefit immediately following the date the IncomeLOCK endorsement is issued for your Contract. See "Surrender of Account Value" in this Appendix for more information regarding the effects of withdrawals on the components of IncomeLOCK and a description of the effect of RMDs on the Living Benefit.

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/8/ For Living Benefits with an Endorsement Date prior to November 1, 2011, the Emerging Economies Fund (formerly Global Equities Fund) is in Group B. For Living Benefits with an Endorsement Date on or after November 1, 2011, the Emerging Economies Fund is in Group C.

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The table below is a summary of the IncomeLOCK feature and applicable components of the benefit.


                                                      Initial
                                           MAWP         MWP          MAWP
                                           Prior       Prior          if
                                          to any      to Any      Extension
   Withdrawal                            Extension   Extension    is Elected
   ----------                            --------- -----------    ----------
   Before 5th Benefit Anniversary.......     5%       20 Years         5%
   On or after 5th Benefit Anniversary..     7%    14.28 Years         7%
   On or after 10th Benefit Anniversary.    10%       10 Years         7%
   On or after 20th Benefit Anniversary.    10%       10 Years        10%
   On or after the Benefit Anniversary             Life of the
    following Contract owner's                        Contract
    65th birthday.......................     5%          Owner/9/      5%


Calculation of the value of each component of the Benefit

First, we determine the Benefit Base. If IncomeLOCK was selected after Contract issue and prior to May 1, 2012, the initial Benefit Base is equal to the Account Value on the Endorsement Date, which must be at least $50,000. We reserve the right to limit the Account Value that will be considered in the initial Benefit Base to $1 million without our prior approval. If IncomeLOCK was selected at Contract issue, the initial Benefit Base is equal to the initial Purchase Payment, which must be at least $50,000.

In addition, if IncomeLOCK was selected at Contract issue, the amount of Purchase Payments received during the first two years after your Endorsement Date will be considered Eligible Purchase Payments and will immediately increase the Benefit Base. Any Purchase Payments we receive after your Endorsement Date, if IncomeLOCK was selected after Contract issue (or more than two years after your Endorsement Date, if IncomeLOCK is selected at Contract issue) are considered Ineligible Purchase Payments. Eligible Purchase Payments are limited to $1 million without our prior approval.

On each Benefit Anniversary throughout the MAV Evaluation Period, the Benefit Base automatically adjusts upwards if the current Anniversary Value is greater than both the current Benefit Base and any previous year's Anniversary Value. Other than reductions made for withdrawals (including Excess Withdrawals), the Benefit Base will only be adjusted upwards. Note that during the MAV Evaluation Period the Benefit Base will never be lowered if Anniversary Values decrease as a result of investment performance. For effects of withdrawals on the Benefit Base, see the "Surrender of Account Value" section in this Appendix.

Second, we consider the MAV Evaluation Period, which begins on the Endorsement Date and ends on the 10th anniversary of the Endorsement Date. Upon the expiration of the MAV Evaluation Period, you may contact us to extend the MAV Evaluation Period for an additional period as discussed further below.

Third, we determine the Anniversary Value, which equals your Account Value on any Benefit Anniversary during the MAV Evaluation Period, minus any Ineligible Purchase Payments. Note that the earnings on Ineligible Purchase Payments, however, are included in the Anniversary Value.

Fourth, we determine the MAWA, which represents the maximum amount that may be withdrawn each Benefit Year without creating an excess withdrawal and is an amount calculated as a percentage of the Benefit Base. The applicable MAWP is determined based on the Benefit Year when you take your first withdrawal, or, for lifetime withdrawals, the age of the owner when the first withdrawal is taken. Applicable percentages are shown in the IncomeLOCK summary table above. If the Benefit Base is increased to the current Anniversary Value, the MAWA is recalculated on that Benefit Anniversary using the applicable MAWP multiplied by the new Benefit Base. If the Benefit Base is increased as a result of Eligible Purchase Payments, the MAWA will be recalculated by multiplying the new Benefit Base by the applicable MAWP.

Lastly, we determine the MWP, which is the minimum period over which you may take withdrawals under this feature. The initial MWP is calculated when withdrawals under the benefit begin, and is re-calculated when the Benefit Base is adjusted to a higher Anniversary Value by dividing the Benefit Base by the MAWA. See the summary table above for initial MWPs. The MWPs will be reduced due to Excess Withdrawals. For effects of withdrawals on the MWP, see the "Surrender of Account Value" section of this prospectus.

Cancellation of IncomeLOCK

IncomeLOCK may be cancelled on the 5th Benefit Anniversary, the 10th Benefit Anniversary, or any Benefit Anniversary thereafter. Once IncomeLOCK is cancelled, you will no longer be charged a fee and the guarantees under the benefit are terminated. You may not extend the MAV Evaluation Period and you may not re-elect IncomeLOCK after cancellation.

Automatic Termination of IncomeLOCK

The feature automatically terminates upon the occurrence of one of the following:

1. The MWP has been reduced to zero unless conditions for lifetime withdrawals are met; or

2. Full or partial annuitization of the Contract; or

3. Full surrender of the Contract; or

4. A death benefit is paid, or

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/9/ Lifetime withdrawals are available so long as your withdrawals remain within the 5% MAWP indicated above. If withdrawals exceed the 5% MAWP in any Benefit Year, and if the excess is not solely a result of RMDs attributable to this Contract, lifetime withdrawals will no longer be available. Instead, available withdrawals are automatically recalculated with respect to the MWP and MAWP listed in the table above, based on the time of first withdrawal and reduced for withdrawals already taken.

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5. You elect to take a loan from the Contract; or

6. Your spousal Beneficiary elects to continue the Contract without IncomeLOCK.

We also reserve the right to terminate the feature if withdrawals in excess of the MAWA in any Benefit Year reduce the Benefit Base by 50% or more.

Lifetime withdrawals will not be available in the event of:


1. An ownership change which results in a change of the older Contract Owner;/10/ or


2. Withdrawals prior to the Benefit Anniversary following the 65th birthday of the Contract Owner; or

3. Death of the Contract Owner; or


4. A withdrawal in excess of the 5% MAWA./11/


Surrender of Account Value

The timing and amount of withdrawals will affect the amounts received under IncomeLOCK as set forth below in greater detail.

The amount of any withdrawal for IncomeLOCK which exceeds the MAWA because of RMDs required to comply with the minimum distribution requirements of the Code section 401(a)(9) and related provisions of the Code and regulations, as determined solely with reference to this Contract and the benefits thereunder, will not be treated as an excess withdrawal providing that all of the following conditions are met:

1. No withdrawals in addition to the RMD are taken in that same year;

2. Any RMD withdrawal is based only on the value of the Contract (including endorsements) and the benefits thereunder;

3. If the Endorsement Date is on or before the Required Beginning Date (RBD) of the RMD, you take the first yearly RMD withdrawal in the calendar year you attain age 70 1/2, or retire, if applicable; and

4. You do not make any RMD withdrawal that would result in you being paid in any Benefit Year more than one calendar year's RMD amount.

Any portion of a RMD withdrawal that is based on amounts greater than those set forth above will be considered an excess withdrawal. This will result in the cancellation of lifetime withdrawals and further may reduce your remaining MWP.

Withdrawals made under IncomeLOCK are treated like any other withdrawals under the Contract for purposes of calculating taxable income, reducing the Account Value, deducting applicable surrender charges or market value adjustments, applying fixed account withdrawal restrictions or free withdrawal amounts and any other features, benefits and conditions of the Contract. The sum of withdrawals in any Benefit Year up to the MAWA will not be assessed a surrender charge.

The MAWA, Benefit Base and MWP may change over time as a result of the timing and amounts of withdrawals.

If you elect to begin withdrawals prior to the Benefit Anniversary following your 65th birthday (if a jointly owned nonqualified Contract, prior to the 65th birthday of the older owner), you will not be eligible to receive lifetime withdrawals. If you begin withdrawals on or after the Benefit Anniversary following your 65th birthday (older owner 65th birthday if jointly owned) and wish to receive lifetime withdrawals, the MAWA is calculated as 5% of the Benefit Base. At any time, if the amount of withdrawals exceeds 5% of the Benefit Base in a Benefit Year, you will not be guaranteed to receive lifetime withdrawals. However, you can continue to receive withdrawals over the MWP in amounts up to the MAWA as described above, based on when you made your first withdrawal and reduced by withdrawals already taken.

Total withdrawals in any Benefit Year equal to or less than the MAWA reduce the Benefit Base by the amount of the withdrawal. Withdrawals in excess of the MAWA are considered Excess Withdrawals. We define Excess Withdrawals as either: 1) any withdrawal that causes the total withdrawals in a Benefit Year to exceed the MAWA; or 2) any withdrawal in a Benefit Year taken after the MAWA has been withdrawn. Excess Withdrawals will reduce the Benefit Base by the greater of:
(a) the amount of the Excess Withdrawal; or (b) the relative size of the Excess Withdrawal in relation to the Account Value on the next Benefit Anniversary after the Excess Withdrawal. This means that if Account Value is less than the Benefit Base, withdrawals greater than the MAWA will result in a proportionately greater reduction of the Benefit Base (as described below), which will be more than the amount of the withdrawal itself. This will also reduce your MAWA.

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/10/ If a change of ownership occurs from a natural person to a non-natural entity, the original natural older owner must also be the annuitant after the ownership change to prevent termination of lifetime withdrawals. A change of ownership from a non-natural entity to a natural person can only occur if the new natural owner was the original natural older annuitant in order to prevent termination of lifetime withdrawals. Any ownership change is contingent upon prior review and approval by the Company.
/11/ However, if an RMD withdrawal for this Contract exceeds the MAWA, the ability to receive lifetime withdrawals will not be terminated as long as withdrawals of RMDs are determined solely with reference to this Contract and the benefits thereunder, without aggregating the Contract with any other contract or account. See the "Surrender of Account Value" section in this prospectus.

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The impact of withdrawals and the effect on each component of IncomeLOCK are further explained below.

Account Value: Any withdrawal reduces the Account Value by the amount of the withdrawal.

Benefit Base: Withdrawals reduce the Benefit Base as follows:

1. All withdrawals up to the MAWA, and any withdrawals in excess of the MAWA which are due solely to RMDs (as more specifically described above), will reduce the Benefit Base by the dollar amount of the withdrawal;

2. Excess Withdrawals as described above reduce the Benefit Base to the lesser of (a) or (b), where:

      (a) is the Benefit Base immediately prior to the Excess Withdrawal minus the amount of the Excess Withdrawal, or;

      (b) is the Benefit Base immediately prior to the Excess Withdrawal reduced in the same proportion by which the Account Value on the next Benefit Anniversary after the Excess Withdrawal is reduced by the amount of the Excess Withdrawal.

Maximum Annual Withdrawal Amount (MAWA): The MAWA will be adjusted as follows:

1. If there are no Excess Withdrawals in a Benefit Year, no further changes are made to the MAWA for the next Benefit Year.

2. If there are Excess Withdrawals in a Benefit Year, the MAWA will be recalculated on the next Benefit Anniversary. The new MAWA will equal the new Benefit Base on that Benefit Anniversary after the Withdrawal divided by the new MWP on that Benefit Anniversary. The new MAWA may be lower than your previously calculated MAWA.

Minimum Withdrawal Period (MWP): The MWP is calculated as follows:

1. If there are no Excess Withdrawals during a Benefit Year, the new MWP will be the Benefit Base after the withdrawal divided by the current MAWA.

2. If there are Excess Withdrawals during a Benefit Year, the new MWP will equal the MWP calculated at the end of the prior Benefit Year reduced by one year. In the case of lifetime withdrawals, such an Excess Withdrawal will cancel that period and the new MWP will be determined by dividing the new Benefit Base by the new MAWA.

If your Account Value is Reduced to Zero

If your Account Value is reduced to zero and the Benefit Base is greater than zero, subsequent Purchase Payments will no longer be accepted and a death benefit will not be payable. Further payments under the Contract will be made according to your irrevocable election of one of the following two alternatives:

(1) In a form acceptable to the Company, you may request a lump sum equal to the discounted present value of any remaining guaranteed payments under the benefit; or,

(2) If no lump sum request is received by the Company during the period described in a notice provided to you by the Company, you will receive an annuity according to the annuitization provisions of your Contract. Absent an alternative election by you, the annuity will consist of annual payments equal to the MAWA, for a period of years equal to the remaining Benefit Base divided by the MAWA. Such payments will be made quarterly unless otherwise elected, and each individual periodic payment will be equal to the pro-rata portion of the annual MAWA based upon the frequency. Prior to the commencement of such payments, you may also elect to receive an alternative form of annuity, in any other actuarially equivalent form permitted under the Contract, subject to any applicable limitations under the Contract or the Plan.

Extending the MAV Evaluation Period

At the end of the MAV Evaluation Period, as long as the benefit is still in effect and the older owner is age 85 or younger, we guarantee that you will be given the opportunity to extend the MAV Evaluation Period for at least one additional evaluation period of 10 years. If you elect to extend the MAV Evaluation Period, the Benefit Base can continue to be adjusted upward as described above on each anniversary during the new MAV Evaluation Period. Also, if you extend the MAV Evaluation Period, you should note that the components of the feature, such as the fee and MAWP, will change to those in effect at the time you elect to extend. The components and fees may be different from when you initially elected the feature. Additional MAV Evaluation Periods may be offered at our sole discretion.

If you do not contact us to extend the MAV Evaluation Period, the Benefit Base will no longer be adjusted on subsequent Benefit Anniversaries. However, you can continue to take the MAWA in effect at the end of the last MAV Evaluation Period, subject to adjustments for withdrawals. You will continue to pay the fee at the rate that was in effect during the last MAV Evaluation Period and you will not be permitted to extend the MAV Evaluation Period in the future.

Death Benefits

Spousal Beneficiary

Upon the death of the Contract Owner, and subject to any applicable limitations in this Contract, the Code, or under the plan or arrangement under which the Contract is issued, your

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spousal Beneficiary may elect either (i) to receive a death benefit in accordance with one of the forms permitted under the provisions of this Contract (if the Account Value is greater than zero), (ii) continue this Contract and IncomeLOCK (except as noted below) or (iii) continue the Contract and cancel IncomeLOCK and its accompanying charge. Spousal continuation of the Contract (and IncomeLOCK) is not available if the Contract was set up under one of the following "qualified" plan types: 403(b), 401(k), 401(a) or 457(b). For these Contracts, a spousal Beneficiary, like a non-spousal Beneficiary, cannot continue IncomeLOCK and must take a death benefit under the terms of the Contract. A spousal Beneficiary may continue IncomeLOCK but only for nonqualified Contracts and IRA plan types (Roth IRA, traditional IRA, SEP, and Simple IRA). Upon election to continue the Contract and IncomeLOCK, your spousal Beneficiary will be subject to the terms and conditions of IncomeLOCK, including the charge. Upon the owner's death, lifetime withdrawals under the IncomeLOCK end and are not available to your spousal Beneficiary. In this event, available withdrawals under IncomeLOCK are automatically recalculated with respect to the MWP and MAWP shown in the IncomeLOCK summary table above, based on the time of the first withdrawal under IncomeLOCK and reduced for withdrawals already taken. The Endorsement Date will not change as the result of spousal continuation.

Non-Spousal Beneficiary

Upon the death of the Contract Owner, if the Account Value is greater than zero, IncomeLOCK will terminate, and your nonspousal Beneficiary(ies) must receive a death benefit in accordance with the otherwise applicable terms of this Contract. If the Account Value is zero upon your death (meaning that no death benefit is payable) but the MWP remaining is greater than zero, a nonspousal beneficiary will receive the remaining value in a lump sum equal to the discounted present value of any remaining guaranteed payments under IncomeLOCK. Upon your death, lifetime withdrawals under the IncomeLOCK end and any available withdrawals under this Endorsement are automatically recalculated with respect to the MWP and MAWP shown in the IncomeLOCK summary table above, based on the time of the first withdrawal under IncomeLOCK and reduced for withdrawals already taken.


Loans

If you elected IncomeLOCK prior to December 26, 2012 and then take a loan while your Living Benefit is in effect, the Living Benefit will automatically terminate and you will lose any benefits that you may have had with these features.



(C) 2017 American International Group, Inc.

All Rights Reserved.

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                              SEPARATE ACCOUNT A
              UNITS OF INTEREST UNDER GROUP AND INDIVIDUAL FIXED
                    AND VARIABLE DEFERRED ANNUITY CONTRACTS
                          PORTFOLIO DIRECTOR(R) PLUS
                             PORTFOLIO DIRECTOR 2
                              PORTFOLIO DIRECTOR

--------------------------------------------------------------------------------
                      STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                                FORM N-4 PART B


                                  May 1, 2017

This Statement of Additional Information ("SAI") is not a prospectus but contains information in addition to that set forth in the prospectus for Portfolio Director Plus, Portfolio Director 2, and Portfolio Director (referred to collectively as "Portfolio Director" in this SAI) dated May 1, 2017 ("Contracts") and should be read in conjunction with the prospectus. The terms used in this SAI have the same meaning as those set forth in the prospectus. A prospectus may be obtained by calling or writing The Variable Annuity Life Insurance Company (the "Company"), at VALIC Document Control, P.O. Box 15648, Amarillo, Texas 79105; 1-800-448-2542. Prospectuses are also available on the internet at www.valic.com.

                               TABLE OF CONTENTS

                                                                                             Page
                                                                                             ----
General Information.........................................................................   3
Federal Tax Matters.........................................................................   3
   Tax Consequences of Purchase Payments....................................................   3
   Tax Consequences of Distributions........................................................   6
   Special Tax Consequences -- Early Distribution...........................................   7
   Special Tax Consequences -- Required Distributions.......................................   8
   Tax Free Rollovers, Transfers and Exchanges..............................................  10
   Effect of Tax-Deferred Accumulations.....................................................  11
   Foreign Account Tax Compliance Act.......................................................  12
   Other Withholding Tax....................................................................  12
Exchange Privilege..........................................................................  12
   Exchanges From Independence Plus Contracts...............................................  12
   Exchanges From V-Plan Contracts..........................................................  13
   Exchanges From SA-1 and SA-2 Contracts...................................................  14
   Exchanges From Impact Contracts..........................................................  16
   Exchanges From Compounder Contracts......................................................  17
   Information That May Be Applicable To Any Exchange.......................................  17
Calculation of Surrender Charge.............................................................  18
   Illustration of Surrender Charge on Total Surrender......................................  18
   Illustration of Surrender Charge on a 10% Partial Surrender Followed by a Full Surrender.  19
Purchase Unit Value.........................................................................  19
   Illustration of Calculation of Purchase Unit Value.......................................  20
   Illustration of Purchase of Purchase Units...............................................  20
Calculation of MVA Option...................................................................  20
Payout Payments.............................................................................  21
   Assumed Investment Rate..................................................................  21
   Amount of Payout Payments................................................................  21
   Payout Unit Value........................................................................  22
   Illustration of Calculation of Payout Unit Value.........................................  22
   Illustration of Payout Payments..........................................................  22
Distribution of Variable Annuity Contracts..................................................  23
Experts.....................................................................................  23
Comments on Financial Statements............................................................  24

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                              GENERAL INFORMATION
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   Flexible payment deferred annuity Contracts are offered in connection with the prospectus to which this SAI relates.

   Under flexible payment Contracts, Purchase Payments generally are made until retirement age is reached. However, no Purchase Payments are required to be made after the first payment. Purchase Payments are subject to minimum payment requirements under the Contract.

   The Contracts are non-participating and will not share in any of the profits of the Company.

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                              FEDERAL TAX MATTERS
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Note: Discussions regarding the tax treatment of any annuity contract or retirement plan and program are intended for general purposes only and are not intended as tax advice, either general or individualized, nor should they be interpreted to provide any predictions or guarantees of a particular tax treatment. Such discussions generally are based upon the Company's understanding of current tax rules and interpretations, and may include areas of those rules that are more or less clear or certain. Tax laws are subject to legislative modification, and while many such modifications will have only a prospective application, it is important to recognize that a change could have retroactive effect as well. You should seek competent tax or legal advice, as you deem necessary or appropriate, regarding your own circumstances. We do not guarantee the tax status or treatment of your annuity.

   This section summarizes the major tax consequences of contributions, payments, and withdrawals under the Contracts, during life and after death.

   It is VALIC's understanding, confirmed by Internal Revenue Service ("IRS") Revenue Procedure 99-44, that a Qualified Contract described in section 401(a), 403(a), 403(b), 408(b) or 408A of the Internal Revenue Code of 1986, as amended ("Code" or "IRC") does not lose its deferred tax treatment if Purchase Payments under the contract are invested in publicly available mutual funds.

   It is also the understanding of VALIC that for each other type of Qualified Contract an independent exemption provides tax deferral regardless of how ownership of the Mutual Fund shares might be imputed for federal income tax purposes.

   For nonqualified Contracts, not all Variable Account Options are available within your contract. Variable Account Options that are invested in Mutual Funds available to the general public outside of annuity contracts or life insurance contracts generally are not offered under nonqualified Contracts. Investment earnings on contributions to nonqualified Contracts that are owned by non-natural persons will be taxed currently to the owner, and such contracts will not be treated as annuities for federal income tax purposes (except for trusts or other entities as agents for an individual).

Tax Consequences of Purchase Payments

   403(b) Annuities. Purchase Payments made by section 501(c)(3) tax-exempt organizations and public educational institutions toward Contracts for their employees are excludable from the gross income of employees, to the extent aggregate Purchase Payments do not exceed several competing tax law limitations on contributions. This gross income exclusion applies both to employer contributions and to your voluntary and nonelective salary reduction contributions. The exclusion does not apply to Roth 403(b) contributions, which are made on an after-tax basis; however the contribution limits apply to such contributions. Roth 403(b) contributions will be referred to as elective deferrals, along with voluntary salary reduction contributions.


   For 2017, your elective deferrals are generally limited to $18,000, although additional age-based "catch-up" contributions of up to $6,000 are permitted for individuals who will be age 50 by the end of the 2017 calendar year. Combined employer contributions, nonelective employee contributions and elective deferrals are generally limited to $54,000, or up to 100% of "includible compensation," as defined in the Code for 403(b) plans. In addition, after 1988, employer contributions for highly compensated employees may be further limited by applicable nondiscrimination rules.


   401(a)/(k) and 403(a) Qualified Plans. Purchase Payments made by an employer (or a self-employed individual) under a qualified pension, profit-sharing or annuity plan are excluded from the gross income of the employee. Purchase Payments made by an employee may be made on a pre-tax or an after-tax basis, depending on several factors, including whether the employer is eligible to establish a 401(k) or 414(h) contribution option, and whether the employer, if eligible to establish a 401(k) option, has established a Roth 401(k) option under the Plan.


   408(b) Individual Retirement Annuities ("408(b) IRAs" or "Traditional IRAs"). For 2017, annual tax-deductible contributions for 408(b) IRA Contracts are limited to the lesser of $5,500 or 100% of compensation ($6,500 if you are age 50 or older), and are generally fully deductible in 2017 only by individuals who:


   (i) are not active Participants in another retirement plan, and are not married;


   (ii) are not active Participants in another retirement plan, are married, and either (a) the spouse is not an active Participant in another retirement plan, or (b) the spouse is an active Participant, but the couple's adjusted gross income is less than $186,000;

   (iii) are active Participants in another retirement plan, are unmarried, and have adjusted gross income of less than $62,000; or

   (iv) are active Participants in another retirement plan, are married, and have adjusted gross income of less than $99,000.


   Active Participants in other retirement plans whose adjusted gross income exceeds the limits in (ii), (iii) or (iv) by less than $10,000 are entitled to make deductible 408(b) IRA contributions in proportionately reduced amounts. If a 408(b) IRA is established for a non-working spouse who has no compensation, the annual tax-deductible Purchase Payments for both spouses' Contracts cannot exceed the lesser of $11,000 or 100% of the working spouse's earned income, and no more than $5,500 may be contributed to either spouse's IRA for any year. The $11,000 limit increases to $13,000 if both spouses are age 50 or older ($1,000 for each spouse age 50 or older).


   You may be eligible to make nondeductible IRA contributions of an amount equal to the lesser of:

   (i) $5,500 ($6,500 if you are age 50 or older; $11,000 for you and your spouse's IRAs, or $13,000 if you are both age 50 or older) or 100% of compensation, or


   (ii)   your applicable IRA deduction limit.

   You may also make contributions of eligible rollover amounts from other tax-qualified plans and contracts. See Tax-Free Rollovers, Transfers and Exchanges.


   408A Roth Individual Retirement Annuities ("408A Roth IRAs" or "Roth IRAs"). For 2017, annual nondeductible contributions for 408A Roth IRA Contracts are limited to the lesser of $5,500 or 100% of compensation ($6,500 if you are age 50 or older), and a full contribution may be made only by individuals who:

   (i)    are unmarried and have adjusted gross income of less than $118,000; or

   (ii) are married and filing jointly, and have adjusted gross income of less than $186,000

   The available nondeductible 408A Roth IRA contribution is reduced proportionately to zero where modified AGI is between $186,000 and $196,000 for those who are married filing joint returns. No contribution may be made for those with modified AGI over $196,000. Similarly, the contribution is reduced for those who are single with modified AGI between $118,000 and $133,000, with no contribution for singles with modified AGI over $133,000. Similarly, individuals who are married and filing separate returns and whose modified AGI is over $10,000 may not make a contribution to a Roth IRA; a portion may be contributed for modified AGI between $0 and $10,000.


   All contributions to 408(b) traditional IRAs and 408A Roth IRAs must be aggregated for purposes of the annual contribution limit.

   457 Plans. A unit of a state or local government may establish a deferred compensation program for individuals who perform services for the government unit if permitted by applicable state (and/or local) laws. In addition, a non-governmental tax-exempt employer may establish a deferred compensation program for individuals who: (i) perform services for the employer, and
(ii) belong to either a select group of management or highly compensated employees and/or are independent contractors.


   This type of program allows eligible individuals to defer the receipt of compensation (and taxes thereon) otherwise presently payable to them. For 2017, if the program is an eligible deferred compensation plan (an "EDCP"), you and your employer may contribute (and defer tax on) the lesser of $18,000 or 100% of your "includible" compensation (compensation from the employer currently includible in taxable income). Additionally, catch-up deferrals are permitted in the final three years before the year you reach normal retirement age under the plan and for governmental plans only, age-based catch-up deferrals up to $6,000 are also permitted for individuals age 50 or older. Generally, however, a participant cannot utilize both the catch-up in the three years before normal retirement age, and the age 50 catch-up, in the same year.


   The employer uses deferred amounts to purchase the Contracts offered by this prospectus. For plans maintained by a unit of a state or local government, the Contract is generally held for the exclusive benefit of plan Participants, (although certain Contracts remained subject to the claims of the employer's general creditors until 1999). For plans of non-governmental tax-exempt employers, the employee has no present ownership rights in the Contract and is entitled to payment only in accordance with the EDCP provisions.


   Simplified Employee Pension Plan ("SEP"). Employer contributions under a SEP are made to a separate individual retirement account or annuity established for each participating employee, and generally must be made at a rate representing a uniform percent of participating employees' compensation. Employer contributions are excludable from employees' taxable income. For 2017, the employer may contribute up to 25% of your compensation or $54,000, whichever is less.

   Through 1996, employees of certain small employers (other than tax-exempt organizations) were permitted to establish plans allowing employees to contribute pretax, on a salary reduction basis, to the SEP. Such plans if established by December 31, 1996, may still allow employees to make these contributions. In 2017, the limit is $18,000. Additionally, you may be able to make higher contributions if you are age 50 or older, subject to certain conditions.

   SIMPLE IRA. Employer and employee contributions under a SIMPLE IRA Plan are made to a separate individual retirement account or annuity for each employee. For 2017, employee salary reduction contributions cannot exceed $12,500. You may be able to make higher contributions if you are age 50 or older, subject to certain conditions. Employer contributions must be in the form of matching contribution or a nonelective contribution of a percentage of compensation as specified in the Code. Only employers with 100 or fewer employees can maintain a SIMPLE IRA plan, which must also be the only plan the employer maintains.


   Nonqualified Contracts. Purchase Payments made under nonqualified Contracts, whether under an employer-sponsored plan or arrangement or independent of any such plan or arrangement, are neither excludible from the gross income of the Contract Owner nor deductible for tax purposes. However, any increase in the Purchase Unit value of a nonqualified Contract resulting from the investment performance of VALIC Separate Account A is not taxable to the Contract Owner until received by him. Contract Owners that are not natural persons (except for trusts or other entities as agent for an individual), however, are currently taxable on any increase in the Purchase Unit value attributable to Purchase Payments made after February 28, 1986 to such Contracts.

   Unfunded Deferred Compensation Plans. Private for-profit employers may establish unfunded nonqualified deferred compensation plans for a select group of management or highly compensated employees and/or for independent contractors. Certain arrangements of nonprofit employers entered into prior to August 16, 1986, and not subsequently modified, are also subject to the rules discussed below.


   An unfunded deferred compensation plan is a bare contractual promise on the part of the employer to defer current wages to some future time. The assets invested in the Contract are owned by the employer and remains subject to the claims of the employer's general creditors. Private for-profit employers that are not natural persons are currently taxable on any increase in the Purchase Unit value attributable to Purchase Payments made on or after February 28, 1986 to such Contracts. Participants have no present right or vested interest in the Contract and are only entitled to payment in accordance with plan provisions.


Tax Consequences of Distributions

   403(b) Annuities. Elective deferrals (including salary reduction amounts and Roth 403(b) contributions) accumulated after December 31, 1988, and earnings on such contributions, may not be distributed before one of the following:

   (1)    attainment of age 59  1/2;

   (2)    severance from employment;

   (3)    death;

   (4)    disability;

   (5) qualifying hardship (hardship distributions are limited to salary reduction contributions only, exclusive of earnings thereon); or
   (6) termination of the plan (if the plan sponsor meets the criteria of IRS guidance to terminate the plan).


   Similar restrictions will apply to all amounts transferred from a Code section 403(b)(7) custodial account other than certain rollover contributions, except that pre-1989 earnings included in such amounts generally will be eligible for a hardship distribution.


   As a general rule, distributions are taxed as ordinary income to the recipient in accordance with Code section 72. However, three important exceptions to this general rule are:

(1)    distributions of Roth 403(b) contributions;

(2)    qualified distributions of earnings on Roth 403(b) contributions; and

(3)    other after-tax amounts in the Contract.

Distributions of Roth 403(b) contributions are tax-free. "Qualified" distributions of earnings on Roth 403(b) contributions made upon attainment of age 59 1/2, upon death or disability, are tax-free as long as five or more years have passed since the first contribution to the Roth account or any Roth account under the employer's Plan. Distribution of earnings that are non-qualified are taxed in the same manner as pre-tax contributions and earnings under the Plan. Distributions of other after-tax amounts in the Contract are tax-free.

   401(a)/(k) and 403(a) Qualified Plans. Distributions from Contracts purchased under qualified plans are taxable as ordinary income, except to the extent allocable to an employee's after-tax contributions (investment in the Contract). If you or your Beneficiary receive a "lump sum distribution" (legally defined term), the taxable portion may be eligible for special 10-year income averaging treatment. Ten-year income averaging uses tax rates in effect for 1986, allows 20% capital gains treatment for the taxable portion of a lump sum distribution attributable to years of service before 1974, and is available if you were 50 or older on January 1, 1986. The distribution restrictions for 401(k) elective deferrals in Qualified Plans are generally the same as described for elective deferrals to 403(b) annuities. The tax consequences of distributions from Qualified Plans are generally the same as described above for 403(b) annuities.

   408(b) Traditional IRAs, SEPs and SIMPLE IRAs. Distributions are generally taxed as ordinary income to the recipient. Rollovers from a Traditional IRA to a Roth IRA, and conversions of a Traditional IRA to a Roth IRA, where permitted, are generally taxable in the year of the rollover or conversion. The taxable value of such a conversion may take into account the value of certain benefits under the Contract. Prior to 2010, individuals with adjusted gross income over $100,000 were generally ineligible for such conversions, regardless of marital status, as were married individuals who file separately. Beginning in 2010, such conversions are available without regard to income.

   408A Roth IRAs. "Qualified" distributions upon attainment of age 59 1/2, upon death or disability or for qualifying first-time homebuyer expenses are tax-free as long as five or more years have passed since the first contribution to the taxpayer's first 408A Roth IRA. Qualified distributions may be subject to state income tax in some states. Nonqualified distributions are generally taxable to the extent that the distribution exceeds Purchase Payments.

   457 Plans. Amounts received from an EDCP are includible in gross income for the taxable year in which they are paid or, if a non-governmental tax-exempt employer, otherwise made available to the recipient.

   Unfunded Deferred Compensation Plans. Amounts received are includible in gross income for the taxable year in which the amounts are paid or otherwise made available to the recipient.

   Nonqualified Contracts. Partial redemptions from a nonqualified Contract purchased after August 13, 1982 (or allocated to post-August 13, 1982 Purchase Payments under a pre-existing Contract), generally are taxed as ordinary income to the extent of the accumulated income or gain under the Contract if they are not received as an annuity. Partial redemptions from a nonqualified Contract purchased before August 14, 1982 are taxed only after the Contract Owner has received all of his pre-August 14, 1982 investment in the Contract. The amount received in a complete redemption of a nonqualified Contract (regardless of the date of purchase) will be taxed as ordinary income to the extent that it exceeds the Contract Owner's investment in the Contract. Two or more Contracts purchased from VALIC (or an affiliated company) by a Contract Owner within the same calendar year, after October 21, 1988, are treated as a single Contract for purposes of measuring the income on a partial redemption or complete surrender.

   When payments are received as an annuity, the Contract Owner's investment in the Contract is treated as received ratably and excluded ratably from gross income as a tax-free return of capital, over the expected payment period of the annuity. Individuals who begin receiving annuity payments on or after January 1, 1987 can exclude from income only their unrecovered investment in the Contract. Upon death prior to recovering tax-free their entire investment in the Contract, individuals generally are entitled to deduct the unrecovered amount on their final tax return.

Special Tax Consequences -- Early Distribution

   403(b) Annuities, 401(a)/(k) and 403(a) Qualified Plans, 408(b) Traditional IRAs, SEPs and SIMPLE IRAs. The taxable portion of distributions received before the recipient attains age 59 1/2 generally are subject to a 10% penalty tax in addition to regular income tax. Distributions on account of the following generally are excepted from this penalty tax:

   (1)    death;

   (2)    disability;

   (3) separation from service after a Participant reaches age 55 (only applies to 403(b), 401(a)/(k), and 403(a) plans);

   (4) separation from service at any age if the distribution is in the form of substantially equal periodic payments over the life (or life expectancy) of the Participant (or the Participant and Beneficiary) for a period that lasts the later of five years or until the Participant attains age 59 1/2;

   (5) distributions that do not exceed the employee's tax-deductible medical expenses for the taxable year of receipt; and

   (6) distributions to an alternate payee pursuant to a domestic relations order.

   Separation from service is not required for distributions from a Traditional IRA, SEP or SIMPLE IRA under (4) above. Certain distributions from a SIMPLE IRA within two years after first participating in the Plan may be subject to a 25% penalty, rather than a 10% penalty.

   Currently, distributions from 408(b) IRAs on account of the following additional reasons are also excepted from the 10% penalty tax:

   (1) distributions up to $10,000 (in the aggregate) to cover costs of acquiring, constructing or reconstructing the residence of a first-time homebuyer;

   (2) distributions to cover certain costs of higher education: tuition, fees, books, supplies and equipment for the IRA owner, a spouse, child or grandchild; and

   (3) distributions to cover certain medical care or long-term care insurance premiums, for individuals who have received federal or state unemployment compensation for 12 consecutive months.

   408A Roth IRAs. Distributions, other than "qualified" distributions where the five-year holding rule is met, are generally subject to the same 10% penalty tax on amounts included in income as other IRAs. Distributions of rollover or conversion contributions may be subject to a 10% penalty tax if the distribution of those contributions is made within five years of the rollover/conversion.

   457 Plans. Distributions generally may be made under an EDCP prior to severance from employment only upon attainment of age 70 1/2, for unforeseeable emergencies or for amounts under $5,000 for inactive Participants, and are includible in the recipient's gross income in the year paid. Such distributions are not subject to the 10% early withdrawal penalty tax.

   Nonqualified Contracts. A 10% penalty tax applies to the taxable portion of a distribution received before age 59 1/2 under a nonqualified Contract, unless the distribution is:

   (1)    to a Beneficiary on or after the Contract Owner's death;

   (2)    upon the Contract Owner's disability;

   (3) part of a series of substantially equal annuity payments for the life or life expectancy of the Contract Owner, or the lives or joint life expectancy of the Contract Owner and Beneficiary for a period lasting the later of 5 years or until the Contract Owner attains age 59 1/2;

   (4)    made under an immediate annuity contract, or

   (5)    allocable to Purchase Payments made before August 14, 1982.

Special Tax Consequences -- Required Distributions

   403(b) Annuities. Generally, minimum required distributions are required from both pre-tax and Roth amounts accumulated under the Contract and must commence no later than April 1 of the calendar year following the later of the calendar year in which the Participant attains age 70 1/2 or the calendar year in which the Participant retires. Required distributions must be made over a period no longer than the period determined under The IRS' Uniform

Life Expectancy Table reflecting the joint life expectancy of the Participant and a Beneficiary 10 years younger than the Participant, or if the Participant's spouse is the sole Beneficiary and is more than 10 years younger than the Participant, their joint life expectancy. A penalty tax of 50% is imposed on the amount by which the minimum required distribution in any year exceeds the amount actually distributed in that year.

   Amounts accumulated under a Contract on December 31, 1986 may be paid in a manner that meets the above rule or, alternatively:

   (i) must begin to be paid when the Participant attains age 75 or retires, whichever is later; and

   (ii) the present value of payments expected to be made over the life of the Participant, (under the option chosen) must exceed 50% of the present value of all payments expected to be made (the "50% rule").

   The 50% rule will not apply if a Participant's spouse is the joint Annuitant. Notwithstanding these pre-January 1, 1987 rules, the entire contract balance must meet the minimum distribution incidental benefit requirement of section 403(b)(10).

   At the Participant's death before payout has begun, Contract amounts generally either must be paid to the Beneficiary within 5 years, or must begin by December 31st of the year following the year of death and be paid over the single life expectancy of the Beneficiary. If death occurs after commencement of (but before full) payout, distributions generally must be made over a period that does not exceed the longer of the Participant's or the designated Beneficiary's life expectancy. Exceptions to this rule may apply in the case of a beneficiary who is also the participant's spouse.


A Participant generally may aggregate his or her 403(b) Contracts and accounts for purposes of satisfying these requirements, and withdraw the required distribution in any combination from such Contracts or accounts, unless the plan, Contract, or account otherwise provides. If you have purchased the IncomeLOCK or IncomeLOCK Plus benefit option, the calculation of the required minimum distribution may include the value of the IncomeLOCK or IncomeLOCK Plus and may increase the amount of the required minimum distribution. IncomeLock and IncomeLock Plus benefit options are no longer available for purchase.


   401(a)/(k) and 403(a) Qualified Plans. Minimum distribution requirements for qualified plans are generally the same as described for 403(b) Annuities, except that there is no exception for pre-1987 amounts, and multiple plans may not be aggregated to satisfy the requirement.

   408(b) Traditional IRAs, SEPs and SIMPLE IRAs. Minimum distribution requirements are generally the same as described above for 403(b) Annuities, except that:

   (1)    there is no exception for pre-1987 amounts; and

   (2) there is no available postponement past April 1 of the calendar year following the calendar year in which age 70 1/2 is attained.

   A Participant generally may aggregate his or her IRAs for purposes of satisfying these requirements, and withdraw the required distribution in any combination from such Contracts or accounts, unless the Contract or account otherwise provides.

   408A Roth IRAs. Minimum distribution requirements generally applicable to 403(b) Annuities, 401(a)/(k) and 403(a) qualified plans, 408(b) IRAs, SEPs and 457 Plans do not apply to 408A Roth IRAs during the Contract Owner's lifetime, but generally do apply after the Contract Owner's death.

   A Beneficiary generally may aggregate his or her Roth IRAs inherited from the same decedent for purposes of satisfying these requirements, and withdraw the required distribution in any combination from such Contracts or accounts, unless the Contract or account otherwise provides.

   457 Plans. Beginning January 1, 1989, the minimum distribution requirements for EDCPs are generally the same as described above for 403(b) Annuities except that there is no exception for pre-1987 amounts, and multiple plans may not be aggregated to satisfy the requirement. Distributions must satisfy the irrevocable election requirements applicable to non-governmental tax-exempt employer EDCPs.

   Nonqualified Contracts. Nonqualified Contracts do not require commencement of distributions at any particular time during the Contract Owner's lifetime, and generally do not limit the duration of annuity payments.

   At the Contract Owner's death before payout has begun, Contract amounts generally either must be paid to the Beneficiary within 5 years, or must begin within 1 year of death and be paid over the life or life expectancy of the Beneficiary. If death occurs after commencement of (but before full) payout, distributions generally must continue at least as rapidly as in effect at the time of death. Similar distribution requirements will also apply if the Contract Owner is not a natural person, if the Annuitant dies or is changed. An exception to this rule may apply in the case of a beneficiary who is also the participant's spouse.

Tax-Free Rollovers, Transfers and Exchanges

   403(b) Annuities. Tax-free transfers between 403(b) annuity Contracts and/or 403(b)(7) custodial accounts and, with the exception of distributions to and from Roth 403(b) accounts, tax-free rollovers to or from 403(b) programs to 408(b) IRAs, other 403(b) programs, 401(a)/403(a) qualified plans and governmental EDCPs are permitted under certain circumstances. Funds in a 403(b) annuity contract may be rolled directly over to a Roth IRA. Distributions from Roth 403(b) accounts may be rolled over or transferred to another Roth 403(b) account or rolled over to a Roth IRA or a Roth 401(k) or eligible Roth 457(b) account. Roth 403(b) accounts may only receive rollover contributions from other Roth accounts.

   401(a)/(k) and 403(a) Qualified Plans. The taxable portion of certain distributions, except for distributions from Roth accounts, may be rolled over tax-free to or from a 408(b) individual retirement account or annuity, another such plan, a 403(b) program, or a governmental EDCP. Funds in a qualified contract may be rolled directly over to a Roth IRA. The rollover/ transfer rules for Qualified plans are generally the same as described for 403(b) Annuities.

   408(b) Traditional IRAs and SEPs. Funds may be rolled over tax-free to or from a 408(b) IRA Contract, from a 403(b) program, a 401(a)/(k) or 403(a) qualified plan, or a governmental EDCP under certain conditions. In addition, tax-free rollovers may be made from one 408(b) IRA (other than a Roth IRA) to another provided that no more than one such rollover is made during any 12-month period.

   408A Roth IRAs. Funds may be transferred tax-free from one 408A Roth IRA to another. Funds in a 408(b) IRA or eligible retirement plan (401(a)/(k), 403(b) or governmental 457(b)) may be rolled in a taxable transaction to a 408A Roth IRA.


   Special, complicated rules governing holding periods and avoidance of the 10% penalty tax apply to rollovers from 408(b) IRAs to 408A Roth IRAs, and may be subject to further modification by Congress. You should consult your tax advisor regarding the application of these rules.


   408(p) SIMPLE IRAs. Funds may generally be rolled over tax-free from a SIMPLE IRA to a 408(b) IRA. However, during the two-year period beginning on the date you first participate in any SIMPLE IRA plan of your employer, SIMPLE IRA funds may only be rolled to another SIMPLE IRA.

   457 Plans. Tax-free transfer of EDCP amounts from tax-exempt employers are permitted only to another EDCP of a like employer. Tax-free rollovers to or from a governmental EDCP to other governmental EDCPs, 403(b) programs, 401(a)/401(k)/403(a) Qualified Plans, 408(b) IRAs are permitted under certain circumstances.

   Nonqualified Contracts. Certain of the nonqualified single payment deferred annuity Contracts permit the Contract Owner to exchange the Contract for a new deferred annuity contract prior to the commencement of annuity payments. A full or partial exchange of one annuity Contract for another is a tax-free transaction under section 1035, provided that the requirements of that section are satisfied. However, the exchange is reportable to the IRS.

Effect of Tax-Deferred Accumulations

The chart below compares the results from contributions made to:

.. A Contract issued to a tax-favored retirement program purchased with pre-tax contributions (Purchase Payments);

..  A nonqualified Contract purchased with after-tax contributions (Purchase
   Payments); and

..  Taxable accounts such as savings accounts.

                                    [CHART]



                                                    10 Years 20 Years 30 Years
                                                    -------- -------- --------
 Tax Account....................................... $13,978  $32,762  $58,007
 Non-qualified Contract Tax-Deferred Annuity....... $14,716  $36,499  $68,743
 Tax-Deferred Annuity.............................. $19,621  $48,665  $91,657

This hypothetical chart compares the results of (1) contributing $100 per month to a conventional, non-tax-deferred account (shown above as "Taxable Account");
(2) contributing $100 to a nonqualified, tax-deferred annuity (shown above as "Nonqualified Contract Tax-Deferred Annuity"); and (3) contributing $100 per month ($133.33 since contributions are made before tax) to an annuity purchased under a tax-deferred retirement program (shown above as "Tax-Deferred Annuity"). The chart assumes a 25% tax rate and a 4% annual rate of return. Variable options incur separate account charges and may also incur account maintenance charges and surrender charges, depending on the contract. The chart does not reflect the deduction of any such charges, and, if reflected, would reduce the amounts shown. Federal withdrawal restrictions and a 10% tax penalty may apply to withdrawals before age 59 1/2. This information is for illustrative purposes only and is not a guarantee of future return for any specific investment.

Unlike taxable accounts, contributions made to tax-favored retirement programs and nonqualified Contracts generally provide tax-deferred treatment on earnings. In addition, pre-tax contributions made to tax-favored retirement programs ordinarily are not subject to income tax until withdrawn. As shown above, investing in a tax-favored program may increase the accumulation power of savings over time. The more taxes saved and reinvested in the program, the more the accumulation power effectively grows over the years.

To further illustrate the advantages of tax-deferred savings using a 25% federal tax bracket, an annual return (before the deduction of any fees or charges) of 4% under a tax-favored retirement program in which tax savings were reinvested has an equivalent after-tax annual return of 3% under a taxable program. The 4% return on the tax-deferred program will be reduced by the impact of income taxes upon withdrawal. The return will vary depending upon the timing of withdrawals. The previous chart represents (without factoring in fees or charges) after-tax amounts that would be received.

By taking into account the current deferral of taxes, contributions to tax-favored retirement programs increase the amount available for savings by decreasing the relative current out-of-pocket cost (referring to the effect on annual net take-home pay) of the investment, regardless of which type of qualifying investment arrangement that is selected. The chart below illustrates this principle by comparing a pre-tax contribution to a tax-favored retirement plan with an after-tax contribution to a taxable account:

                              Paycheck Comparison

                                                          Tax-Favored
                                                          Retirement  Taxable
                                                            Program   Account
                                                          ----------- -------
Annual amount available for savings before federal taxes    $2,400    $2,400
Current federal income tax due on Purchase Payments              0    $ (600)
Net retirement plan Purchase Payments                       $2,400    $1,800

This chart assumes a 25% federal income tax rate. The $600 that is paid toward current federal income taxes reduces the actual amount saved in the taxable account to $1,800 while the full $2,400 is contributed to the tax-qualified program, subject to being taxed upon withdrawal. Stated otherwise, to reach an annual retirement savings goal of $2,400, the contribution to a tax-qualified retirement program results in a current out-of-pocket expense of $1,800 while the contribution to a taxable account requires the full $2,400 out-of-pocket expense. The tax-qualified retirement program represented in this chart is a plan type, such as one under section 403(b) of the Code, which allows participants to exclude contributions (within limits) from gross income. This chart is an example only and does not reflect the return of any specific investment.

Foreign Account Tax Compliance Act ("FATCA")

U.S. persons should be aware that FATCA, enacted in 2010, provides that a 30% withholding tax will be imposed on certain gross payments (which could include distributions from cash value life insurance or annuity products) made to a foreign entity holding accounts on behalf of U.S. persons if such entity fails to provide applicable certifications to the U.S. government. An entity, for this purpose, will be considered a foreign entity unless it provides an applicable certification to the contrary. Prospective purchasers with accounts in foreign financial institutions or foreign entities should consult with their tax advisor regarding the application of FATCA to their purchase.

Other Withholding Tax

A Contract Owner that is not exempt from United States federal withholding tax should consult its tax advisor as to the availability of an exemption from, or reduction of, such tax under an applicable income tax treaty, if any.

--------------------------------------------------------------------------------
                              EXCHANGE PRIVILEGE
--------------------------------------------------------------------------------

       In the prospectus we described generally how under certain conditions we will allow you to exchange from other fixed and/or variable contracts we issue (other contracts) to Portfolio Director. A more detailed comparison of the features, charges and restrictions between each of these listed other contracts and Portfolio Director is provided below.

Exchanges From Independence Plus Contracts
(UIT-585 and UITG-585)

       Sales/Surrender Charges. Under an Independence Plus Contract, no sales charge is deducted at the time a Purchase Payment is made, but a surrender charge may be imposed on partial or total surrenders. The surrender charge may not exceed 5% of any Purchase Payments withdrawn within five years of the date such Purchase Payments were made. The most recent Purchase Payments are deemed to be withdrawn first. The first partial surrender (or total surrender if there has been no prior partial surrender), to the extend it does not exceed 10% of the Account Value, may be surrendered in a Participant Year without any surrender charge being imposed. Portfolio Director imposes a similar surrender charge upon total or partial surrenders. Both the Portfolio Director and Independence Plus Contracts have other similar provisions where surrender charges are not imposed. However,

Portfolio Director provides at least one additional provision, not included in Independence Plus Contracts, under which no surrender charge will be imposed. An additional provision allows election of a systematic withdrawal method without surrender charges. For purposes of satisfying the fifteen-year and five-year holding requirements described under "Surrender Charge" in the prospectus, Portfolio Director will be deemed to have been issued on the same date as the Independence Plus Contract or certificate thereunder, but no earlier than January 1, 1982. Purchase Payments exchanged into Portfolio Director and which were made within five years before the date of exchange will be treated as Purchase Payments under Portfolio Director for purposes of calculating the surrender charge. Exchanged payments will be deemed to have been made under Portfolio Director on the date they were made to Independence Plus Contracts for purposes of calculating the surrender charge under Portfolio Director.

       Other Charges. Under the Independence Plus Contracts, a maintenance charge of $20 is assessed for the first year and an annual charge of $15 is assessed for the second and later years during the accumulation period. The charge is due in quarterly installments. A daily fee is charged at the annual rate of 1% of the daily net asset value allocable to the variable sub-accounts to cover administrative expenses (other than those covered by the annual charge) and mortality risks assumed by the Company. For Portfolio Director, a quarterly account maintenance charge of $3.75 is assessed for each calendar quarter during the Purchase Period during which any Variable Account Option Account Value is credited to a Participant's Account. The fee is to reimburse the Company for some of the administrative expenses associated with the Variable Account Options. No fee is assessed for any calendar quarter if the Account Value is credited only to the Fixed Account Options throughout the quarter. Such fee begins immediately if an exchange is made into any Variable Account Option offered under Portfolio Director. The fee may also be reduced or waived by the Company for Portfolio Director if the administrative expenses are expected to be lower for that Contract. To cover expenses not covered by the account maintenance charge and to compensate the Company for assuming mortality risks and administration and distribution expenses under Portfolio Director, an additional daily charge with an annualized rate of 0.75% to 1.25% (or lower amounts during the Purchase Period for different series of Portfolio Director), depending upon the Variable Account Options selected, if any, on the daily net asset value of VALIC Separate Account A is attributable to Portfolio Director.

       Investment Options. Under Independence Plus Contracts ten Divisions of VALIC Separate Account A are available variable investment alternatives, each investing in shares of a different underlying fund of VALIC Company I. In addition, two fixed investment options are available. Under Portfolio Director, various divisions of VALIC Separate Account A are available. Each division invests in a different mutual fund. Three fixed investment options are also available.

       Annuity Options. Annuity options under Independence Plus Contracts provide for payments on a fixed or variable basis, or a combination of both. The Independence Plus Contract permits annuity payments for a designated period between 3 and 30 years. Portfolio Director permits annuity payments for a designated period between of 5 and 30 years. Independence Plus Contracts and Portfolio Director both provide for "betterment of rates." Under this provision, annuity payments for fixed annuities will be based on mortality tables then being used by the Company, if more favorable to the Annuitant than those included in the Contract.

Exchanges From V-Plan Contracts
(IFA-582 and GFA-582)

       Sales/Surrender Charges. Under a V-Plan Contract, no sales charge is deducted at the time a Purchase Payment is made, but a surrender charge may be imposed on partial or total surrenders. The surrender charge is equal to 7% of the Purchase Payments withdrawn within five years of the date such Purchase Payments were made. The most recent Purchase Payments are deemed to be withdrawn first. The first partial surrender, to the extent it does not exceed 10% of the account value, may be surrendered in a Participant Year without any surrender charge being imposed. Portfolio Director also imposes a surrender charge upon total or partial surrenders. However, the surrender charge under Portfolio Director may not exceed 5% of any Purchase Payments withdrawn within the most recent five years prior to the receipt of the surrender request by the Company at its Home Office. V-Plan Contracts have other provisions where surrender charges are not imposed. However, Portfolio Director provides at least two additional provisions, not included in V-Plan Contracts, under which no surrender charge will be imposed. Those Portfolio Director provisions include no surrender charge on an election of the no charge systematic withdrawal method, and where an employee-Participant has maintained the account for a period of five years and has attained age 59 1/2. For purposes of satisfying the fifteen-year and five-year holding requirements, Portfolio Director will be deemed to have been issued on the same date as the V-Plan Contract or certificate thereunder, but no earlier than January 1, 1982.

       If there is a total or partial surrender, Purchase Payments exchanged into Portfolio Director and which were made within five years before the date of exchange will be treated as Purchase Payments under Portfolio Director for purposes of calculating the surrender charge. Exchanged payments will be deemed to have been made under Portfolio Director on the date they were made to the V-Plan Contract for purposes of calculating the surrender charge under Portfolio Director.

       Other Charges. There are no administrative and risk charges under V-Plan Contracts. For Portfolio Director, a quarterly account maintenance charge of $3.75 is assessed for each calendar quarter during the Purchase Period during which any Variable Account Option Account Value is credited to a Participant's Account. The fee is to reimburse the Company for some of the administrative expenses associated with the Variable Account Options. No fee is assessed for any calendar quarter if the Account Value is credited only to the Fixed Account Options throughout the quarter. Such fees begin immediately if an exchange is made into any Variable Account Option offered under Portfolio Director. The fee may also be reduced or waived by the Company on Portfolio Director if the administrative expenses are expected to be lower for that Contract To cover expenses not covered by the account maintenance charge and to compensate the Company for assuming mortality risks and administration and distribution expenses under Portfolio Director, an additional daily charge with an annualized rate of 0.75% to 1.25% (or lower amounts during the Purchase Period for different series of Portfolio Director), depending upon the Variable Account Options selected, if any, on the daily net asset value of the VALIC Separate Account A is attributable to Portfolio Director.

       Investment Options. There are no variable investment alternatives provided under V-Plan Contracts.

       Annuity Options. Annuity options under V-Plan Contracts provide for payments on a fixed basis only. The V-Plan Contract permits annuity payments for a designated period of 1 to 15 years. Under a V-Plan Contract, the designated period option may, subject to adverse tax consequences, be commuted at any time for its remaining value. Portfolio Director permits Payout Payments for a designated period of between 5 and 30 years on a fixed basis only. Under Portfolio Director, Payout Payments may be made on a fixed or variable basis, or a combination of both. Portfolio Director does not provide for commutation. V-Plan Contracts and Portfolio Director both provide for "betterment of rates." Under this provision, Payout Payments for fixed annuities will be based on mortality tables then being used by the Company, if more favorable to the Annuitant than those included in the Contract.

Exchanges From SA-1 and SA-2 Contracts
(GUP-64, GUP-74, GTS-VA)

       Agents' and Managers' Retirement Plan Exchange Offer. All eligible agents and managers of the Company are allowed to participate in the Company's Agents' and Managers' Retirement Plan ("Plan"). We grant to participants in the Plan the right to effect a voluntary exchange of their units of interest under the SA-1 Contracts and Independence Plus Contracts for the equivalent units of interest in Portfolio Director. Agents and managers of VALIC who enter into the voluntary exchange will not incur under Portfolio Director any surrender charges or account maintenance charges. Other individuals who may exchange to Portfolio Director from SA-1 or Independence Plus Contracts may have surrender charges and account maintenance charges imposed under Portfolio Director. All other provisions with regard to exchange offers will apply to the Plan Exchange Offer.

       Pursuant to this voluntary exchange offer, participants in the Plan will have three options from which to choose. As to the funding vehicle for a Purchase Payment plan, the participant may choose to:

..  Remain in the SA-1 Contract and Independence Plus Contract.

.. Leave current assets in the SA-1 Contract or Independence Plus Contract and direct future Purchase Payments to Portfolio Director; or

..  Transfer all current assets and future Purchase Payments to Portfolio
   Director.

       If the participant chooses to remain in either the SA-1 Contract or Independence Plus Contract, future Purchase Payments and current assets will be controlled by the provisions of the SA-1 Contract or Independence Plus Contract, respectively. If the participant chooses to leave current assets in the SA-1 Contract or the

Independence Plus Contract, and direct future Purchase Payments to Portfolio Director, the current assets will be controlled by the provisions of the SA-1 Contract or the Independence Plus Contract, respectively. The future Purchase Payments will be controlled by the terms of Portfolio Director subject to the exception that surrender charges and account maintenance charges will not be imposed under Portfolio Director. If the participant chooses to transfer all current assets and future Purchase Payments to Portfolio Director, such current assets and future Purchase Payments will be controlled by the provisions of Portfolio Director subject to the exception that surrender charges and account maintenance charges will not be imposed under Portfolio Director.

       Once a participant transfers assets and future Purchase Payments to Portfolio Director the participant will not be permitted to exchange back to the SA-1 Contract or Independence Plus Contract. If a participant chooses to transfer future Purchase Payments but not current assets to Portfolio Director, the participant will be allowed at a later date to transfer the current assets to Portfolio Director. For a complete analysis of the differences between the SA-1 contract or the Independence Plus Contract and Portfolio Director, you should refer to the form of the contract or certificate for its terms and conditions.

       Sales/Surrender Charges. Under the SA-1 and SA-2 Contracts a sales and administrative charge is deducted from each Purchase Payment. This charge ranges from 5% of the first $5,000 of Purchase Payments to 3% of Purchase Payments in excess of $15,000. If a SA-1 or SA-2 Contract is exchanged for Portfolio Director the surrender charge under Portfolio Director will not apply to the amount of Account Value applied to Portfolio Director ("Exchanged Amount"). Purchase Payments made to Portfolio Director, however, would be subject to a surrender charge. In the case of a partial surrender, all Purchase Payments to Portfolio Director will be deemed to be withdrawn before any Exchanged Amount is deemed to be withdrawn. No exchange pursuant to this offer will be allowed within 120 days of a transfer of fixed accumulations under a SA-1 or SA-2 Contract to the variable portion of such Contract. Under Portfolio Director, no sales charge is deducted at the time a Purchase Payment is made, but a surrender charge may be imposed on partial or total surrenders. The surrender charge may not exceed 5% of any Purchase Payments withdrawn within the most recent five years prior to the receipt of the surrender request by the Company at its Home Office. For purposes of this surrender charge, the most recent Purchase Payments are deemed to be withdrawn first.

       Other Charges. A charge of a percentage of each Purchase Payment is made for administrative expenses for SA-1 and SA-2 Contracts. The charge is generally 1.25% and is included in the above sales and administrative charge. An additional daily charge (at an annual rate of 1% of total net assets attributable to SA-1 Contracts and ranging from .21% to .85% of total net assets attributable to SA-2 Contracts) is made for mortality and expense risks assumed by the Company under the variable portion of the Contract. The total of these expenses and other charges is limited to a maximum of the rate imposed on SA-1 and SA-2 Contracts on April 1, 1987. (See prospectus for SA-1 and SA-2 contracts dated April 20, 1987.) For Portfolio Director, a quarterly account maintenance charge of $3.75 is assessed for each calendar quarter during the Purchase Period during which any Variable Account Option Account Value is credited to a Participant's Account. The fee is to reimburse the Company for some of the administrative expenses associated with the Variable Account Options. No fee is assessed for any calendar quarter if the Account Value is credited only to the Fixed Account Options throughout the quarter. Such fee begins immediately if an exchange is made into any Variable Account Option offered under Portfolio Director. The fee may also be reduced or waived by the Company on Portfolio Director if the administrative expenses are expected to be lower for that Contract. To cover expenses not covered by the account maintenance charge and to compensate the Company for assuming mortality risks and administration and distribution expenses under Portfolio Director, an additional daily charge with an annualized rate of 0.75% to 1.25% (or lower amounts during the Purchase Period for different series of Portfolio Director), depending upon the Variable Account Options selected, if any, on the average daily net asset value of the Separate Account is attributable to Portfolio Director. (See "Separate Account Charges" and "Separate Account Expense Reimbursement" in the prospectus.)

       Investment Options. Under SA-1 and SA-2 Contracts only one Division of VALIC Separate Account A is available as a variable investment alternative. This Division invests in a portfolio of VALIC Company I, the Stock Index Fund. Under a "grandfathering" arrangement, the total advisory fees and certain other charges imposed against these Contracts are limited to a maximum of the rate charged on April 1, 1987. The maximum expense ratio for the GUP and GTS VA Contracts is 1.4157% and 0.6966%, respectively. (See the prospectus for these Contracts dated April 20, 1987.) Under Portfolio Director, various divisions of VALIC Separate Account A are available. Each division invests in a different mutual fund. Three fixed investment options are also available.

       Annuity Options. Annuity options under the SA-1 and SA-2 Contracts provide for payments on a fixed or variable basis, or a combination of both. The SA-1 Contract annuity payments under a designated period option are limited to 15 years on a fixed basis only. Under this Contract, the designated period option may, subject to adverse tax consequences, be commuted at any time for its remaining value. SA-2 Contracts do not provide a designated period option nor do they provide for commutation. Portfolio Director permits Payout Payments for a designated period of between 5 and 30 years. The SA-1 and SA-2 Contracts make no provision for transfers from a separate account to a fixed annuity during the annuity period. This option, subject to certain conditions, is available under Portfolio Director. The SA-1 Contracts provide an option for monthly variable annuity payments to be made at a level payment basis during each year of the annuity period. Portfolio Director does not provide this option. SA-1 and Portfolio Director, but not SA-2 Contracts, both provide for "betterment of rates." Under this provision, Payout Payments for fixed annuities will be based on mortality tables then being used by the Company, if more favorable to the Annuitant than those included in the Contract.

Exchanges From Impact Contracts
(UIT-981)

       Sales/Surrender Charges. Under an Impact Contract, no sales charge is deducted at the time a Purchase Payment is made, but a surrender charge may be imposed on partial or total surrenders. The surrender charge is equal to 5% of the Purchase Payments withdrawn within three years of the date such Purchase Payments were made. However, in any Participant Year, the first withdrawal of up to 10% of the account value will not be subject to a surrender charge. The most recent Purchase Payments are deemed to be withdrawn first. Portfolio Director also imposes a surrender charge upon total or partial surrenders which may not exceed 5% of any Purchase Payments withdrawn within the most recent five years prior to the receipt of the surrender request by the Company at its Home Office. Portfolio Director also has other provisions where surrender charges are not imposed. For purposes of satisfying the fifteen- year and five-year holding requirements, Portfolio Director will be deemed to have been issued on the same date as the Impact Contract, or certificate thereunder, but no earlier than January 1, 1982. Only Purchase Payments exchanged into Portfolio Director which were made within three years before the date of exchange will be treated as Purchase Payments under Portfolio Director for purposes of calculating the surrender charge. Exchanged payments will be deemed to have been made under Portfolio Director on the date they were made to Impact Contracts for purposes of calculating the surrender charge under Portfolio Director.

       Other Charges. Under Impact Contracts, a $30 annual charge is assessed once a year to cover administrative expenses. The charge may, with prior regulatory approval if required, be increased or decreased. In addition, a daily charge is made at an annual rate of 1% of the net asset value allocable to the Impact Contracts to cover administrative expenses (other than those covered by the annual charge) and mortality risks assumed by the Company. For Portfolio Director, a quarterly account maintenance charge of $3.75 is assessed for each calendar quarter during the Purchase Period during which any Variable Account Option Account Value is credited to a Participant's Account. The charge is to reimburse the Company for some of the administrative expenses associated with the Variable Account Options. No charge is assessed for any calendar quarter if the Account Value is credited only to the Fixed Account Options throughout the quarter. Such charge begins immediately if an exchange is made into any Variable Account Option offered under Portfolio Director. The charge may also be reduced or waived by the Company on Portfolio Director if the administrative expenses are expected to be lower for that Contract. To cover expenses not covered by the account maintenance charge and to compensate the Company for assuming mortality risks and administration and distribution expenses under Portfolio Director, an additional daily charge with an annualized rate of 0.75% to 1.25% (or lower amounts during the Purchase Period for different series of Portfolio Director), depending upon the Variable Account Options selected, if any, on the daily net asset value of the Separate Account is attributable to Portfolio Director.

       Investment Options. Under the Impact Contract five Divisions of Separate Account A are available as variable investment alternatives, each investing in shares of a different underlying fund of VALIC Company I. Under Portfolio Director, various divisions of VALIC Separate Account A are available. Each division invests in a different mutual fund. Three fixed investment options are also available.

       Annuity Options. Annuity options under Impact Contracts provide for payments on a fixed or variable basis, or a combination of both. The Impact Contract permits annuity payments for a designated period of 1 to 15 years. Under an Impact Contract, the designated period option may, subject to adverse tax consequences, be commuted at any time for its remaining value. Portfolio Director permits Payout Payments for a designated period of between 5 and 30 years. Impact Contracts and Portfolio Director both provide for "betterment of rates." Under this provision, Payout Payments for fixed annuities will be based on mortality tables then being used by the Company, if more favorable to the Annuitant than those included in the Contract.

Exchanges From Compounder Contracts
(C-1-75 AND IFA-78)

       Sales/Surrender Charges. Under a Compounder Contract a sales and administrative charge is deducted from each Purchase Payment. This charge ranges from 5% of the first $5,000 of Purchase Payments to 3% of Purchase Payments in excess of $15,000. If a Compounder Contract is exchanged for Portfolio Director the surrender charge under Portfolio Director will not apply to the amount of Account Value applied to Portfolio Director. Purchase Payments made to Portfolio Director, however, would be subject to the surrender charge under Portfolio Director. In the case of a partial surrender, all Purchase Payments to Portfolio Director will be deemed to be withdrawn before any Exchanged Amount is deemed to be withdrawn. Under Portfolio Director, no sales charge is deducted at the time a Purchase Payment is made, but a surrender charge may be imposed on partial or total surrenders. The surrender charge may not exceed 5% of any Purchase Payments withdrawn within the most recent five years prior to the receipt of the surrender request by the Company at its Home Office. For purposes of this surrender charge, the most recent Purchase Payments are deemed to be withdrawn first.

       Other Charges. A charge of a percentage of each Purchase Payment is made for administrative expenses under a Compounder Contract. The charge is 1.25% and is included in the above sales charge. For Portfolio Director, a quarterly account maintenance charge of $3.75 is assessed for each calendar quarter during the Purchase Period during which any Variable Account Option Account Value is credited to a Participant's Account. The fee is to reimburse the Company for some of the administrative expenses associated with the Variable Account Options. No fee is assessed for any calendar quarter if the Account Value is credited only to the Fixed Account Options throughout the quarter. Such fee begins immediately if an exchange is made into any Variable Account Option offered under Portfolio Director. The fee may also be reduced or waived by the Company for Portfolio Director if the administrative expenses are expected to be lower for that Contract. To cover expenses not covered by the account maintenance charge and to compensate the Company for assuming mortality risks and administration and distribution expenses under Portfolio Director, an additional daily charge with an annualized rate of 0.75% to 1.25% (or lower amounts during the Purchase Period for different series of Portfolio Director), depending upon the Variable Account Options selected, if any, on the daily net asset value of the Separate Account is attributable to Portfolio Director.

       Investment Options. There are no variable investment alternatives provided under Compounder Contracts.

       Annuity Options. Payout Payments under a Compounder Contract are on a fixed basis only and the designated period option is limited to a period of 15 years. However, under a Compounder Contract, the designated period option may, subject to adverse tax consequences, be commuted at any time for its remaining value. Portfolio Director allows Payout Payments be made on a fixed or variable basis, or both. One option under Portfolio Director provides for a designated period of 5 and 30 years. Unlike Portfolio Director, the Compounder Contracts contain no "betterment of rates" provision.

Information That May Be Applicable To Any Exchange

       Guaranteed Annuity Rates. Mortality rates have improved since annuity rates were developed for the other contracts. Therefore, the annuity rates guaranteed in Portfolio Director are less favorable to Contract Owners and Annuitants than those guaranteed in the other contracts. However, the current annuity rates being charged for fixed annuities under the "betterment of rates" provisions discussed above are more favorable than those guaranteed under Portfolio Director or the other contracts. Of course, no assurance can be given that this will continue to be true at the time of annuitization for a given contract. Guaranteed annuity rate tables are set forth in your Contract or in current endorsements thereto. Those guaranteed for Portfolio Director are set forth therein, and copies may be obtained from the Company.

       To satisfy a federal tax law requirement, non-spouse Beneficiaries under Portfolio Director generally must receive the entire benefit payable upon the death of the Annuitant over their life expectancy or within five years of the Annuitant's death. This requirement may be inapplicable to certain other contracts or certificates issued before January 19, 1985 if not exchanged.

       Under certain deferred annuity contracts issued before October 21, 1979, upon the death of the owner the entire value of the contract as of the date of death may be received income tax free by the Beneficiary. This will not apply to contracts that have been exchanged on or after October 21, 1979.

       Group Unallocated Contracts. We do not allow exchanges from group unallocated Contracts.

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                        CALCULATION OF SURRENDER CHARGE
--------------------------------------------------------------------------------

       The surrender charge is discussed in the prospectus under "Fees and Charges -- Surrender Charge." Examples of calculation of the Surrender Charge upon total and partial surrender are set forth below:

              Illustration of Surrender Charge on Total Surrender

  Example 1.

                              Transaction History

Date                               Transaction                           Amount
----      -------------------------------------------------------------  -------
10/1/94   Purchase Payment                                               $10,000
10/1/95   Purchase Payment                                                 5,000
10/1/96   Purchase Payment                                                15,000
10/1/97   Purchase Payment                                                 2,000
10/1/98   Purchase Payment                                                 3,000
10/1/99   Purchase Payment                                                 4,000
12/31/99  Total Purchase Payments (Assumes Account Value is $50,000)      39,000
12/31/99  Total Surrender

   Surrender Charge is lesser of (a) or (b):

a.  Surrender Charge calculated on 60 months of Purchase Payments
    1.      Surrender Charge against Purchase Payment of 10/1/94          $    0
    2.      Surrender Charge against Purchase Payment of 10/1/95          $  250
    3.      Surrender Charge against Purchase Payment of 10/1/96          $  750
    4.      Surrender Charge against Purchase Payment of 10/1/97          $  100
    5.      Surrender Charge against Purchase Payment of 10/1/98          $  150
    6.      Surrender Charge against Purchase Payment of 10/1/99          $  200
    Surrender Charge based on Purchase Payments (1 + 2 + 3 + 4 + 5 + 6)   $1,450

b.  Surrender Charge calculated on the excess over 10% of the Account Value at the time of surrender:
    Account Value at time of surrender                            $50,000
    Less 10% not subject to Surrender Charge                       -5,000
                                                                  -------
    Subject to Surrender Charge                                    45,000
                                                                  X   .05
                                                                  -------
    Surrender Charge based on Account Value                       $ 2,250 $2,250
c.  Surrender Charge is the lesser of a or b                              $1,450

Illustration of Surrender Charge on a 10% Partial Surrender Followed by a Full
                                   Surrender

Example 2.

               Transaction History (Assumes No Interest Earned)

Date                               Transaction                           Amount
----      -------------------------------------------------------------  -------
10/1/94   Purchase Payment                                               $10,000
10/1/95   Purchase Payment                                                 5,000
10/1/96   Purchase Payment                                                15,000
10/1/97   Purchase Payment                                                 2,000
10/1/98   Purchase Payment                                                 3,000
10/1/99   Purchase Payment                                                 4,000
12/31/99  10% Partial Surrender (Assumes Account Value is $39,000)         3,900
2/1/00    Full Surrender                                                  35,100

a. Since this is the first partial surrender in this Participant Year, calculate the excess over 10% of the value of the Purchase Units 10% of $39,000 = $3,900 [no charge on this 10% withdrawal]

b. The Account Value upon which Surrender Charge on the Full Surrender may be calculated (levied) is $39,000 -- $3,900 = $35,100

c. The Surrender Charge calculated on the Account Value withdrawn $35,100 X .05 = $1,755

d. Since only $29,000 has been paid in Purchase Payments in the 60 months prior to the Full Surrender, the charge can only be calculated on $29,000. The $3,900 partial withdrawal does not reduce this amount. Thus, the charge is $29,000 X (0.05) = $1,450.

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                              PURCHASE UNIT VALUE
--------------------------------------------------------------------------------

       Purchase Unit value is discussed in the prospectus under "Purchase Period." The Purchase Unit value for a Division is calculated as shown below:

Step 1: Calculate the gross investment rate:

     Gross Investment Rate
  =  (equals)
     The Division's investment income and capital gains and losses (whether realized or unrealized) on that day from the assets attributable to the Division.
  /  (divided by)
     The value of the Division for the immediately preceding day on which the values are calculated.

We calculate the gross investment rate as of 4:00 p.m. Eastern time on each business day when the Exchange is open.

Step 2: Calculate net investment rate for any day as follows:

     Net Investment Rate
  =  (equals)
     Gross Investment Rate (calculated in Step 1)
  -  (minus)
     Separate Account charges.

Step 3: Determine Purchase Unit Value for that day.

     Purchase Unit Value for that day.
  =  (equals)
     Purchase Unit Value for immediate preceding day.
  X  (multiplied by)
     Net Investment Rate (as calculated in Step 2) plus 1.00.

       The following illustrations show a calculation of new Purchase Unit value and the purchase of Purchase Units (using hypothetical examples):

              Illustration of Calculation of Purchase Unit Value

  Example 3.

1. Purchase Unit value, beginning of period........................................... $ 1.800000
2. Value of Fund share, beginning of period........................................... $21.200000
3. Change in value of Fund share...................................................... $  .500000
4. Gross investment return (3)/(2)....................................................    .023585
5. Daily separate account fee*........................................................    .000027
*  Fee of 1% per annum used for illustrative purposes.................................
6. Net investment return (4)--(5).....................................................    .023558
7. Net investment factor 1.000000+(6).................................................   1.023558
8. Purchase Unit value, end of period (1)X(7)......................................... $ 1.842404

  Illustration of Purchase of Purchase Units (Assuming No State Premium Tax)

  Example 4.

1. First Periodic Purchase Payment.................................................... $  100.00
2. Purchase Unit value on effective date of purchase (see Example 3).................. $1.800000
3. Number of Purchase Units purchased (1)/(2).........................................    55.556
4. Purchase Unit value for valuation date following purchase (see Example 3).......... $1.842404
5. Value of Purchase Units in account for valuation date following purchase (3)X(4)... $  102.36

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                           CALCULATION OF MVA OPTION
--------------------------------------------------------------------------------

       The effect of the market value adjustment may be positive or negative. If, for example, on the date of a withdrawal, the index rate described below (plus 0.5%) is higher than that index rate as of the Contract's date of issue, the effect of the market value adjustment will be negative. If, for example, on the date of a withdrawal, the index rate (plus 0.5%) is lower than that index rate as of the Contract's date of issue, the effect of the market value adjustment will be positive. Any negative adjustment will be waived to the extent that it would decrease the withdrawal value below the minimum guaranteed value.

       The market value adjustment is determined by the formula below, using the following factors:

..   A is an index rate determined at the beginning of each MVA term, for a security with time to maturity equal to that MVA term;

..   B is an index rate determined at the time of withdrawal, for a security with time to maturity equal to the current MVA term;

..   N is the number of months remaining in the current MVA term (rounded up to the next higher number of months); and

..   The index rates for A and B will be the U.S. Treasury Yield as quoted by
    Bloomberg or a comparable financial market news service, for the maturity equal to the MVA term, using linear interpolation as appropriate.

   The market value adjustment will equal:

   The amount surrendered or transferred out prior to the end of the MVA term multiplied by:


                        [(1+A)/(1+B+0.005)]/(N/12)/ - 1


   The market value adjustment will be added to or deducted from the amount being withdrawn or transferred.

Index rates for any calendar month will equal the average of index rates for the last 5 trading days of the previous calendar month.

--------------------------------------------------------------------------------
                                PAYOUT PAYMENTS
--------------------------------------------------------------------------------

Assumed Investment Rate

       The discussion concerning the amount of Payout Payments which follows this section is based on an Assumed Investment Rate of 3 1/2% per annum. However, the Company will permit each Annuitant choosing a variable payout option to select an Assumed Investment Rate permitted by state law or regulations other than the 3 1/2% rate described here as follows: 3%, 4 1/2%, 5% or 6% per annum. (Note: an Assumed Investment Rate higher than 5% may not be selected under individual Contracts.) The foregoing Assumed Investment Rates are used merely in order to determine the first monthly payment per thousand dollars of value. It should not be inferred that such rates will bear any relationship to the actual net investment experience of VALIC Separate Account A.

Amount of Payout Payments

       The amount of the first variable Payout Payment to the Annuitant will depend on the amount of the Account Value applied to effect the variable annuity as of the tenth day immediately preceding the date Payout Payments commence, the amount of any premium tax owed, the annuity option selected, and the age of the Annuitant.

       The Contracts contain tables indicating the dollar amount of the first payout payment under each payout option for each $1,000 of Account Value (after the deduction for any premium tax) at various ages. These tables are based upon the Annuity 2000 Table (promulgated by the Society of Actuaries) and an Assumed Investment Rate of 3%, 3 1/2%, 4% and 5% per annum (3 1/2% in the group Contract).

       The portion of the first monthly variable Payout Payment derived from a Division of VALIC Separate Account A is divided by the Payout Unit value for that Division (calculated ten days prior to the date of the first monthly payment) to determine the number of Payout Units in each Division represented by the payment. The number of such units will remain fixed during the Payout Period, assuming the Annuitant makes no transfers of Payout Units to provide Payout Units under another Division or to provide a fixed annuity.

       In any subsequent month, the dollar amount of the variable Payout Payment derived from each Division is determined by multiplying the number of Payout Units in that Division by the value of such Payout Unit on the tenth day preceding the due date of such payment. The Payout Unit value will increase or decrease in proportion to the net investment return of the Division or Divisions underlying the variable payout since the date of the previous Payout Payment, less an adjustment to neutralize the 3 1/2% or other Assumed Investment Rate referred to above.

       Therefore, the dollar amount of variable Payout Payments after the first year will vary with the amount by which the net investment return is greater or less than 3 1/2% per annum. For example, if a Division has a cumulative net investment return of 5% over a one year period, the first Payout Payment in the next year will be approximately 1 1/2 percentage points greater than the payment on the same date in the preceding year, and subsequent payments will continue to vary with the investment experience of the Division. If such net investment return is 1% over a one year period, the first Payout Payment in the next year will be approximately 2 1/2 percentage points less than the payment on the same date in the preceding year, and subsequent payments will continue to vary with the investment experience of the applicable Division.

       Each deferred Contract provides that, when fixed Payout Payments are to be made under one of the first four payout options, the monthly payment to the Annuitant will not be less than the monthly payment produced by the then current settlement option rates, which will not be less than the rates used for a currently issued single payment immediate annuity contract. The purpose of this provision is to assure the Annuitant that, at retirement, if the fixed payout purchase rates then required by the Company for new single payment immediate annuity Contracts are significantly more favorable than the annuity rates guaranteed by a Contract, the Annuitant will be given the benefit of the new annuity rates.

Payout Unit Value

       The value of a Payout Unit is calculated at the same time that the value of a Purchase Unit is calculated and is based on the same values for Fund shares and other assets and liabilities. (See "Purchase Period" in the prospectus.) The calculation of Payout Unit value is discussed in the prospectus under "Payout Period."

       The following illustrations show, by use of hypothetical examples, the method of determining the Payout Unit value and the amount of variable annuity payments.

               Illustration of Calculation of Payout Unit Value

  Example 8.

1. Payout Unit value, beginning of period............................. $ .980000
2. Net investment factor for Period (see Example 3)...................  1.023558
3. Daily adjustment for 3 1/2% Assumed Investment Rate................   .999906
4. (2)X(3)............................................................  1.023462
5. Payout Unit value, end of period (1)X(4)........................... $1.002993

                        Illustration of Payout Payments

Example 9. Annuitant age 65, Life Annuity with 120 Payments Certain

1. Number of Purchase Units at Payout Date...........................  10,000.00
2. Purchase Unit value (see Example 3)............................... $ 1.800000
3. Account Value of Contract (1)X(2)................................. $18,000.00
4. First monthly Payout Payment per $1,000 of Account Value.......... $     5.63
5. First monthly Payout Payment (3)X(4)/1,000........................ $   101.34
6. Payout Unit value (see Example 8)................................. $  .980000
7. Number of Payout Units (5)/(6)....................................    103.408
8. Assume Payout Unit value for second month equal to................ $  .997000
9. Second monthly Payout Payment (7)X(8)............................. $   103.10
10. Assume Payout Unit value for third month equal to................ $  .953000
11. Third monthly Payout Payment (7)X(10)............................ $    98.55

--------------------------------------------------------------------------------
                  DISTRIBUTION OF VARIABLE ANNUITY CONTRACTS
--------------------------------------------------------------------------------

       The Company has qualified or intends to qualify the Contracts for sale in all fifty states and the District of Columbia and will commence offering the Contracts promptly upon qualification in each such jurisdiction.

       The Contracts are sold in a continuous offering by licensed insurance agents who are registered representatives of broker-dealers that are members of the Financial Industry Regulatory Authority ("FINRA").


       AIG Capital Services, Inc. (formerly, SunAmerica Capital Services, Inc. ("AIGCS" or the "Distributor")), is the distributor for VALIC Separate Account
A. The Distributor, an affiliate of the Company, is located at 21650 Oxnard Street, Suite 750, Woodland Hills, CA 91367. The Distributor is a Delaware corporation and a member of FINRA.


       VALIC financial advisors who sell the Contracts will be compensated for such sales by commissions ranging up to 5.0% of each first-year Purchase Payment. The financial advisors will receive commissions of up to 0.85% for level Purchase Payments in subsequent years and up to 5.0% on increases in the amount of Purchase Payments in the year of the increase. During the first two years of employment, financial advisors may also receive developmental commissions of up to 4% for each first-year Purchase Payment and for increases in the amount of Purchase Payments. Independent broker-dealers who sell the Contracts will be compensated for such sales by commissions ranging up to 4.0% of each Purchase Payment and may also receive an annual trail (a reduced commission paid after the initial purchase). These various commissions are paid by the Company and do not result in any charge to Contract Owners or to VALIC Separate Account A in addition to the charges described under "Fees and Charges" in the prospectus.


       Pursuant to its underwriting agreement with the Distributor and VALIC Separate Account A, the Company reimburses the Distributor for reasonable sales expenses, including overhead expenses. Sales Commissions paid for Portfolio Director, Portfolio Director 2 and Portfolio Director Plus for the years 2014, 2015 and 2016 totaled $100,695,970, $94,027,891 and $92,097,346, respectively.
The Distributor retained $0 in commissions for each of the Portfolio Director products for those same years.


--------------------------------------------------------------------------------
                                    EXPERTS
--------------------------------------------------------------------------------

       PricewaterhouseCoopers LLP, located at 1000 Louisiana Street, Suite 5800, Houston, TX 77002, serves as the independent registered public accounting firm for The Variable Annuity Life Insurance Company Separate Account A and The Variable Annuity Life Insurance Company ("VALIC").

       You may obtain a free copy of these financial statements if you write us at our Home Office, located at 2929 Allen Parkway, Houston, Texas, 77019 or call us at 1-800-448-2542. The financial statements have also been filed with the SEC and can be obtained through its website at http://www.sec.gov.

       The following financial statements are included in the Statement of Additional Information in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting:


    - Audited Financial Statements of The Variable Annuity Life Insurance Company Separate Account A for the year ended December 31, 2016; and

    - Audited Consolidated Financial Statements of The Variable Annuity Life Insurance Company for the years ended December 31, 2016, 2015 and 2014.

--------------------------------------------------------------------------------
                       COMMENTS ON FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

       The financial statements of The Variable Annuity Life Insurance Company should be considered only as bearing upon the ability of the Company to meet its obligations under the Contracts, which include death benefits, and its assumption of the mortality and expense risks.

       Not all of the VALIC Separate Account A Divisions are available under the Contracts described in the prospectus.


(C) 2017 American International Group, Inc.

All Rights Reserved.

                                                             Separate Account A
                                    The Variable Annuity Life Insurance Company

                                                                           2016

                                                                  Annual Report

                                                              December 31, 2016

            Report of Independent Registered Public Accounting Firm

To the Board of Directors of The Variable Annuity Life Insurance Company and the Contract Owners of The Variable Annuity Life Insurance Company Separate Account A

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and changes in net assets present fairly, in all material respects, the financial position of each of the sub-accounts of The Variable Annuity Life Insurance Company Separate Account A sponsored by The Variable Annuity Life Insurance Company, as indicated in Note 1, as of December 31, 2016, the results of each of their operations and changes in net assets for each of the periods indicated in Note 1, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of The Variable Annuity Life Insurance Company. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the mutual fund companies and transfer agents, provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP
Houston, Texas
April 24, 2017

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2016

--------------------------------------------------------------------------------

                                                                                   Contract   Contract     Net Assets
                                                        Due from (to)              Owners -   Owners -   Attributable to
                                         Investments at    General                 Annuity  Accumulation Contract Owner
Sub-accounts                               Fair Value   Account, Net   Net Assets  Reserves   Reserves      Reserves
------------                             -------------- ------------- ------------ -------- ------------ ---------------
American Beacon Holland Large Cap
  Growth Fund I Investor                  $ 57,405,527    $ (3,460)   $ 57,402,067 $  9,813 $ 57,392,254  $ 57,402,067
AST Capital Appreciation Portfolio
  Class 3                                      868,788          --         868,788       --      868,788       868,788
AST Government and Quality Bond
  Portfolio Class 3                          1,428,187          --       1,428,187       --    1,428,187     1,428,187
AST SA BlackRock Multi-Asset Income
  Portfolio Class 3                             95,603          --          95,603       --       95,603        95,603
AST Natural Resources Portfolio Class 3         13,477          --          13,477       --       13,477        13,477
Ariel Appreciation Fund Investor Class     415,598,586     (38,284)    415,560,302  371,235  415,189,067   415,560,302
Ariel Fund Investor Class                  438,287,084     (45,608)    438,241,476  181,032  438,060,444   438,241,476
FTVIP Franklin Founding Funds
  Allocation VIP Fund Class 2                    3,499          --           3,499       --        3,499         3,499
FTVIP Franklin Income VIP Fund Class 2         645,658          --         645,658       --      645,658       645,658
Goldman Sachs VIT Government Money
  Market Fund Service Class                    175,364          --         175,364       --      175,364       175,364
Invesco V.I. Balanced-Risk Commodity
  Strategy Fund Class R5                   195,156,787     (40,497)    195,116,290   43,576  195,072,714   195,116,290
Invesco V.I. Comstock Fund Series II           931,540          --         931,540       --      931,540       931,540
Invesco V.I. Growth and Income Fund
  Series II                                  1,088,719          --       1,088,719       --    1,088,719     1,088,719
Lord Abbett Fund Growth and Income
  Portfolio Class VC                            91,268          --          91,268       --       91,268        91,268
SST Allocation Balanced Portfolio
  Class 3                                      491,121          --         491,121       --      491,121       491,121
SST Allocation Growth Portfolio Class 3        506,053          --         506,053       --      506,053       506,053
SST Allocation Moderate Growth
  Portfolio Class 3                            739,763          --         739,763       --      739,763       739,763
SST Allocation Moderate Portfolio
  Class 3                                      803,369          --         803,369       --      803,369       803,369
SST Real Return Portfolio Class 3              515,635          --         515,635       --      515,635       515,635
SunAmerica 2020 High Watermark Fund
  Class I                                    7,335,005      (2,227)      7,332,778       --    7,332,778     7,332,778
SAST Aggressive Growth Portfolio Class 3        74,893          --          74,893       --       74,893        74,893
SAST SA AB Growth Portfolio Class 3            222,745          --         222,745       --      222,745       222,745
SAST American Funds Asset Allocation
  Portfolio Class 3                          2,808,498          --       2,808,498       --    2,808,498     2,808,498
SAST American Funds Global Growth
  Portfolio Class 3                            617,828          --         617,828       --      617,828       617,828
SAST American Funds Growth Portfolio
  Class 3                                      520,813          --         520,813       --      520,813       520,813
SAST American Funds Growth-Income
  Portfolio Class 3                            967,240          --         967,240       --      967,240       967,240
SAST Balanced Portfolio Class 3                595,830          --         595,830       --      595,830       595,830
SAST BlackRock VCP Global Multi-Asset
  Portfolio Class 3                         11,580,535          --      11,580,535       --   11,580,535    11,580,535
SAST Blue Chip Growth Portfolio Class 3        518,139          --         518,139       --      518,139       518,139
SAST Capital Growth Portfolio Class 3          420,253          --         420,253       --      420,253       420,253
SAST Corporate Bond Portfolio Class 3        2,115,527          --       2,115,527       --    2,115,527     2,115,527
SAST Dogs of Wall Street Portfolio
  Class 3                                    1,320,918          --       1,320,918       --    1,320,918     1,320,918
SAST Dynamic Allocation Portfolio
  Class 3                                   43,002,007          --      43,002,007       --   43,002,007    43,002,007
SAST Dynamic Strategy Portfolio Class 3     35,910,454          --      35,910,454       --   35,910,454    35,910,454
SAST Emerging Markets Portfolio Class 3        189,777          --         189,777       --      189,777       189,777
SAST Equity Opportunities Portfolio
  Class 3                                      889,133          --         889,133       --      889,133       889,133
SAST Foreign Value Portfolio Class 3           408,274          --         408,274       --      408,274       408,274
SAST Global Bond Portfolio Class 3             938,530          --         938,530       --      938,530       938,530
SAST Global Equities Portfolio Class 3           1,800          --           1,800       --        1,800         1,800
SAST Growth Opportunities Portfolio
  Class 3                                       28,621          --          28,621       --       28,621        28,621
SAST Growth-Income Portfolio Class 3         1,066,113          --       1,066,113       --    1,066,113     1,066,113
SAST High-Yield Bond Portfolio Class 3         330,929          --         330,929       --      330,929       330,929
SAST International Diversified Equities
  Portfolio Class 3                            508,712          --         508,712       --      508,712       508,712
SAST International Growth and Income
  Portfolio Class 3                             91,918          --          91,918       --       91,918        91,918
SAST SA MFS Massachusetts Investors
  Trust Portfolio Class 3                      981,427          --         981,427       --      981,427       981,427
SAST SA MFS Total Return Bond Portfolio
  Class 3                                      480,060          --         480,060       --      480,060       480,060
SAST Mid-Cap Growth Portfolio Class 3           67,576          --          67,576       --       67,576        67,576
SAST Real Estate Portfolio Class 3              53,937          --          53,937       --       53,937        53,937
SAST SA Janus Focused Growth Portfolio
  Class 3                                      256,997          --         256,997       --      256,997       256,997
SAST SA JPMorgan MFS Core Bond
  Portfolio Class 3                          2,067,602          --       2,067,602       --    2,067,602     2,067,602
SAST SA Legg Mason BW Large Cap Value
  Portfolio Class 3                            636,897          --         636,897       --      636,897       636,897
SAST Schroder's VCP Global Allocation
  Portfolio Class 3                          6,003,699          --       6,003,699       --    6,003,699     6,003,699
SAST Small & Mid Cap Value Portfolio
  Class 3                                      342,554          --         342,554       --      342,554       342,554
SAST Small Company Value Portfolio
  Class 3                                      257,984          --         257,984       --      257,984       257,984
SAST SA T. Rowe Price VCP Balanced
  Portfolio Class 3                          9,423,063          --       9,423,063       --    9,423,063     9,423,063
SAST Technology Portfolio Class 3               66,469          --          66,469       --       66,469        66,469
SAST Telecom Utility Portfolio Class 3          39,868          --          39,868       --       39,868        39,868
SAST Ultra Short Bond Portfolio Class 3        209,133          (2)        209,131       --      209,131       209,131
SAST VCP Managed Asset Allocation SAST
  Portfolio Class 3                         20,214,005          --      20,214,005       --   20,214,005    20,214,005
SAST VCP Total Return Balanced
  Portfolio Class 3                         14,441,076          --      14,441,076       --   14,441,076    14,441,076
SAST VCP Value Portfolio Class 3             9,879,362          --       9,879,362       --    9,879,362     9,879,362
T. Rowe Price Retirement 2015 Advisor
  Class                                      5,915,331        (252)      5,915,079       --    5,915,079     5,915,079
T. Rowe Price Retirement 2020 Advisor
  Class                                     13,545,462        (911)     13,544,551       --   13,544,551    13,544,551
T. Rowe Price Retirement 2025 Advisor
  Class                                     10,234,131      (1,393)     10,232,738       --   10,232,738    10,232,738
T. Rowe Price Retirement 2030 Advisor
  Class                                     10,377,800      (1,444)     10,376,356       --   10,376,356    10,376,356
T. Rowe Price Retirement 2035 Advisor
  Class                                      8,105,738      (1,504)      8,104,234       --    8,104,234     8,104,234
T. Rowe Price Retirement 2040 Advisor
  Class                                      7,648,046      (1,235)      7,646,811       --    7,646,811     7,646,811
T. Rowe Price Retirement 2045 Advisor
  Class                                      4,520,609      (1,521)      4,519,088       --    4,519,088     4,519,088

--------------------------------------------------------------------------------
                                       2

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2016

--------------------------------------------------------------------------------

                                                        Due from (to)               Contract    Contract      Net Assets
                                                          Company's                 Owners -    Owners -    Attributable to
                                         Investments at    General                  Annuity   Accumulation  Contract Owner
Sub-accounts                               Fair Value   Account, Net   Net Assets   Reserves    Reserves       Reserves
------------                             -------------- ------------- ------------- --------- ------------- ---------------
T. Rowe Price Retirement 2050 Advisor
  Class                                      3,066,228        (845)       3,065,383        --     3,065,383      3,065,383
T. Rowe Price Retirement 2055 Advisor
  Class                                      1,194,789        (468)       1,194,321        --     1,194,321      1,194,321
T. Rowe Price Retirement 2060 Advisor
  Class                                        742,926        (276)         742,650        --       742,650        742,650
Vanguard LifeStrategy Conservative
  Growth Fund Inv Shares                    87,075,581     (11,090)      87,064,491        --    87,064,491     87,064,491
Vanguard LifeStrategy Growth Fund Inv
  Shares                                   218,372,189     (28,104)     218,344,085    11,965   218,332,120    218,344,085
Vanguard LifeStrategy Moderate Growth
  Fund Inv Shares                          226,296,617     (32,235)     226,264,382     9,296   226,255,086    226,264,382
Vanguard Long-Term Investment-Grade
  Fund Inv Shares                          293,384,242     (21,586)     293,362,656     6,812   293,355,844    293,362,656
Vanguard Long-Term Treasury Fund Inv
  Shares                                   241,641,008     (32,451)     241,608,557    53,542   241,555,015    241,608,557
Vanguard Wellington Fund Inv Shares      1,819,119,626    (172,774)   1,818,946,852 9,658,165 1,809,288,687  1,818,946,852
Vanguard Windsor II Fund Inv Shares      1,694,896,986    (180,982)   1,694,716,004   533,113 1,694,182,891  1,694,716,004
VALIC Company I Asset Allocation Fund      160,443,065     (23,120)     160,419,945    98,766   160,321,179    160,419,945
VALIC Company I Blue Chip Growth Fund      556,884,210     (74,451)     556,809,759    49,301   556,760,458    556,809,759
VALIC Company I Broad Cap Value Fund        46,791,482      (3,788)      46,787,694        --    46,787,694     46,787,694
VALIC Company I Capital Conservation
  Fund                                     144,474,866     (15,643)     144,459,223   152,250   144,306,973    144,459,223
VALIC Company I Core Equity Fund           237,016,393     (58,265)     236,958,128   205,147   236,752,981    236,958,128
VALIC Company I Dividend Value Fund        675,670,151     (72,356)     675,597,795   134,857   675,462,938    675,597,795
VALIC Company I Dynamic Allocation Fund    241,278,262      (9,939)     241,268,323        --   241,268,323    241,268,323
VALIC Company I Emerging Economies Fund    614,932,260     (88,376)     614,843,884    62,511   614,781,373    614,843,884
VALIC Company I Foreign Value Fund         752,865,615    (105,731)     752,759,884    81,168   752,678,716    752,759,884
VALIC Company I Global Real Estate Fund    327,704,584     (52,654)     327,651,930     2,857   327,649,073    327,651,930
VALIC Company I Global Social Awareness
  Fund                                     382,728,214     (42,859)     382,685,355   298,279   382,387,076    382,685,355
VALIC Company I Global Strategy Fund       406,497,906     (42,583)     406,455,323   156,424   406,298,899    406,455,323
VALIC Company I Government Money Market
  I Fund                                   324,122,172    (117,247)     324,004,925    17,355   323,987,570    324,004,925
VALIC Company I Government Securities
  Fund                                     109,572,786      11,080      109,583,866    92,166   109,491,700    109,583,866
VALIC Company I Growth & Income Fund       105,075,666     (15,371)     105,060,295    62,539   104,997,756    105,060,295
VALIC Company I Growth Fund                867,033,980    (130,124)     866,903,856   279,895   866,623,961    866,903,856
VALIC Company I Health Sciences Fund       671,883,695     (70,749)     671,812,946   121,292   671,691,654    671,812,946
VALIC Company I Inflation Protected Fund   412,343,451     (45,826)     412,297,625   110,601   412,187,024    412,297,625
VALIC Company I International Equities
  Index Fund                               871,211,793     (71,366)     871,140,427   115,907   871,024,520    871,140,427
VALIC Company I International
  Government Bond Fund                     181,862,703     (16,736)     181,845,967    29,918   181,816,049    181,845,967
VALIC Company I International Growth
  Fund                                     368,142,136     (47,135)     368,095,001   360,597   367,734,404    368,095,001
VALIC Company I Large Cap Core Fund        142,999,073     (26,247)     142,972,826     9,936   142,962,890    142,972,826
VALIC Company I Large Capital Growth
  Fund                                     368,116,668     (74,683)     368,041,985    99,962   367,942,023    368,041,985
VALIC Company I Mid Cap Index Fund       3,198,726,668    (277,980)   3,198,448,688 1,576,778 3,196,871,910  3,198,448,688
VALIC Company I Mid Cap Strategic
  Growth Fund                              230,137,000     (43,417)     230,093,583    47,911   230,045,672    230,093,583
VALIC Company I Nasdaq-100 Index Fund      299,042,701     (28,023)     299,014,678    49,600   298,965,078    299,014,678
VALIC Company I Science & Technology
  Fund                                     920,532,883    (157,997)     920,374,886   743,607   919,631,279    920,374,886
VALIC Company I Small Cap Aggressive
  Growth Fund                              106,763,668     (11,668)     106,752,000     9,795   106,742,205    106,752,000
VALIC Company I Small Cap Fund             315,062,948     (42,613)     315,020,335   254,486   314,765,849    315,020,335
VALIC Company I Small Cap Index Fund     1,057,008,030    (134,361)   1,056,873,669   610,702 1,056,262,967  1,056,873,669
VALIC Company I Small Cap Special
  Values Fund                              245,488,547     (20,839)     245,467,708    95,756   245,371,952    245,467,708
VALIC Company I Small Mid Growth Fund       99,392,886     (12,792)      99,380,094     9,692    99,370,402     99,380,094
VALIC Company I Stock Index Fund         3,985,623,401    (325,452)   3,985,297,949 4,706,673 3,980,591,276  3,985,297,949
VALIC Company I Value Fund                  91,309,137      (8,857)      91,300,280     4,139    91,296,141     91,300,280
VALIC Company II Aggressive Growth
  Lifestyle Fund                           530,559,662     (72,643)     530,487,019    64,881   530,422,138    530,487,019
VALIC Company II Capital Appreciation
  Fund                                      36,512,318      (3,152)      36,509,166        --    36,509,166     36,509,166
VALIC Company II Conservative Growth
  Lifestyle Fund                           323,785,078     (36,710)     323,748,368   384,432   323,363,936    323,748,368
VALIC Company II Core Bond Fund            892,839,589     (42,095)     892,797,494    10,704   892,786,790    892,797,494
VALIC Company II Government Money
  Market II Fund                           134,171,318     (18,308)     134,153,010    26,034   134,126,976    134,153,010
VALIC Company II High Yield Bond Fund      449,327,380     (42,855)     449,284,525    14,172   449,270,353    449,284,525
VALIC Company II International
  Opportunities Fund                       504,194,939     (68,645)     504,126,294    69,391   504,056,903    504,126,294
VALIC Company II Large Cap Value Fund      204,011,141     (31,124)     203,980,017        --   203,980,017    203,980,017
VALIC Company II Mid Cap Growth Fund       100,702,141     (25,191)     100,676,950    14,937   100,662,013    100,676,950
VALIC Company II Mid Cap Value Fund        919,421,721     (75,034)     919,346,687   155,636   919,191,051    919,346,687
VALIC Company II Moderate Growth
  Lifestyle Fund                           843,044,442    (109,073)     842,935,369    51,651   842,883,718    842,935,369
VALIC Company II Small Cap Growth Fund      75,443,738      (8,479)      75,435,259     7,677    75,427,582     75,435,259
VALIC Company II Small Cap Value Fund      502,317,010     (62,652)     502,254,358   154,153   502,100,205    502,254,358
VALIC Company II Socially Responsible
  Fund                                     734,153,070     (60,660)     734,092,410    40,945   734,051,465    734,092,410
VALIC Company II Strategic Bond Fund       585,313,522     (50,473)     585,263,049   140,542   585,122,507    585,263,049

--------------------------------------------------------------------------------
                                       3

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

SCHEDULE OF PORTFOLIO INVESTMENTS
December 31, 2016

--------------------------------------------------------------------------------

                                                                        Net Asset
                                                                        Value per Shares at Fair Cost of Shares
Sub-accounts                                                   Shares     Share       Value           Held      Level*
------------                                                 ---------- --------- -------------- -------------- ------
American Beacon Holland Large Cap Growth Fund I Investor      2,371,149  $24.21    $ 57,405,527   $ 53,589,940    1
AST Capital Appreciation Portfolio Class 3                       24,219   35.87         868,788        939,401    1
AST Government and Quality Bond Portfolio Class 3                96,299   14.83       1,428,187      1,477,194    1
AST SA BlackRock Multi-Asset Income Portfolio Class 3            15,416    6.20          95,603        106,966    1
AST Natural Resources Portfolio Class 3                             741   18.19          13,477         12,115    1
Ariel Appreciation Fund Investor Class                        8,835,004   47.04     415,598,586    395,844,520    1
Ariel Fund Investor Class                                     6,813,106   64.33     438,287,084    314,762,875    1
FTVIP Franklin Founding Funds Allocation VIP Fund Class 2           494    7.08           3,499          3,417    1
FTVIP Franklin Income VIP Fund Class 2                           41,980   15.38         645,658        604,798    1
Goldman Sachs VIT Government Money Market Fund Service Class    175,364    1.00         175,364        175,364    1
Invesco V.I. Balanced-Risk Commodity Strategy Fund Class R5  28,699,527    6.80     195,156,787    241,741,507    1
Invesco V.I. Comstock Fund Series II                             50,029   18.62         931,540        882,593    1
Invesco V.I. Growth and Income Fund Series II                    51,794   21.02       1,088,719      1,041,398    1
Lord Abbett Fund Growth and Income Portfolio Class VC             2,486   36.72          91,268         78,826    1
SST Allocation Balanced Portfolio Class 3                        47,369   10.37         491,121        521,100    1
SST Allocation Growth Portfolio Class 3                          39,810   12.71         506,053        499,012    1
SST Allocation Moderate Growth Portfolio Class 3                 68,867   10.74         739,763        862,223    1
SST Allocation Moderate Portfolio Class 3                        75,196   10.68         803,369        833,821    1
SST Real Return Portfolio Class 3                                53,604    9.62         515,635        513,750    1
SunAmerica 2020 High Watermark Fund Class I                     840,085    8.73       7,335,005      7,986,289    1
SAST Aggressive Growth Portfolio Class 3                          4,474   16.74          74,893         64,630    1
SAST SA AB Growth Portfolio Class 3                               6,226   35.77         222,745        241,449    1
SAST American Funds Asset Allocation Portfolio Class 3          214,437   13.10       2,808,498      2,911,267    1
SAST American Funds Global Growth Portfolio Class 3              55,430   11.15         617,828        686,562    1
SAST American Funds Growth Portfolio Class 3                     45,115   11.54         520,813        583,308    1
SAST American Funds Growth-Income Portfolio Class 3              78,991   12.24         967,240      1,014,840    1
SAST Balanced Portfolio Class 3                                  31,516   18.91         595,830        600,625    1
SAST BlackRock VCP Global Multi-Asset Portfolio Class 3       1,109,931   10.43      11,580,535     11,685,225    1
SAST Blue Chip Growth Portfolio Class 3                          49,239   10.52         518,139        509,501    1
SAST Capital Growth Portfolio Class 3                            31,207   13.47         420,253        415,657    1
SAST Corporate Bond Portfolio Class 3                           160,025   13.22       2,115,527      2,145,167    1
SAST Dogs of Wall Street Portfolio Class 3                       97,834   13.50       1,320,918      1,305,667    1
SAST Dynamic Allocation Portfolio Class 3                     3,517,575   12.22      43,002,007     42,506,247    1
SAST Dynamic Strategy Portfolio Class 3                       2,909,775   12.34      35,910,454     35,224,091    1
SAST Emerging Markets Portfolio Class 3                          28,926    6.56         189,777        188,482    1
SAST Equity Opportunities Portfolio Class 3                      44,439   20.01         889,133        841,701    1
SAST Foreign Value Portfolio Class 3                             28,632   14.26         408,274        414,366    1
SAST Global Bond Portfolio Class 3                               88,300   10.63         938,530        987,572    1
SAST Global Equities Portfolio Class 3                               95   18.90           1,800          1,745    1
SAST Growth Opportunities Portfolio Class 3                       3,993    7.17          28,621         31,542    1
SAST Growth-Income Portfolio Class 3                             32,812   32.49       1,066,113      1,015,357    1
SAST High-Yield Bond Portfolio Class 3                           57,932    5.71         330,929        326,015    1
SAST International Diversified Equities Portfolio Class 3        57,910    8.78         508,712        517,781    1
SAST International Growth and Income Portfolio Class 3           10,040    9.16          91,918         91,129    1
SAST SA MFS Massachusetts Investors Trust Portfolio Class 3      48,497   20.24         981,427        999,138    1
SAST SA MFS Total Return Bond Portfolio Class 3                  25,549   18.79         480,060        464,765    1
SAST Mid-Cap Growth Portfolio Class 3                             4,718   14.32          67,576         81,362    1
SAST Real Estate Portfolio Class 3                                3,605   14.96          53,937         54,551    1
SAST SA Janus Focused Growth Portfolio Class 3                   23,598   10.89         256,997        279,096    1
SAST SA JPMorgan MFS Core Bond Portfolio Class 3                239,967    8.74       2,067,602      2,122,787    1
SAST SA Legg Mason BW Large Cap Value Portfolio Class 3          32,464   19.62         636,897        696,759    1
SAST Schroder's VCP Global Allocation Portfolio Class 3         554,839   10.82       6,003,699      5,971,109    1
SAST Small & Mid Cap Value Portfolio Class 3                     18,290   18.73         342,554        306,653    1
SAST Small Company Value Portfolio Class 3                       10,506   24.56         257,984        240,467    1
SAST SA T. Rowe Price VCP Balanced Portfolio Class 3            882,234   10.68       9,423,063      9,333,181    1
SAST Technology Portfolio Class 3                                11,703    5.68          66,469         55,674    1
SAST Telecom Utility Portfolio Class 3                            2,922   13.64          39,868         40,834    1
SAST Ultra Short Bond Portfolio Class 3                          20,286   10.31         209,133        209,591    1
SAST VCP Managed Asset Allocation SAST Portfolio Class 3      1,571,087   12.87      20,214,005     19,580,323    1
SAST VCP Total Return Balanced Portfolio Class 3              1,298,237   11.12      14,441,076     13,931,563    1
SAST VCP Value Portfolio Class 3                                792,501   12.47       9,879,362      9,140,496    1
T. Rowe Price Retirement 2015 Advisor Class                     418,636   14.13       5,915,331      5,941,591    1
T. Rowe Price Retirement 2020 Advisor Class                     667,922   20.28      13,545,462     13,639,642    1
T. Rowe Price Retirement 2025 Advisor Class                     663,262   15.43      10,234,131     10,225,883    1
T. Rowe Price Retirement 2030 Advisor Class                     464,331   22.35      10,377,800     10,505,441    1
T. Rowe Price Retirement 2035 Advisor Class                     499,737   16.22       8,105,738      8,176,551    1
T. Rowe Price Retirement 2040 Advisor Class                     332,235   23.02       7,648,046      7,595,285    1

--------------------------------------------------------------------------------
                                       4

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

SCHEDULE OF PORTFOLIO INVESTMENTS
December 31, 2016

--------------------------------------------------------------------------------

                                                                         Net Asset
                                                                         Value per Shares at Fair Cost of Shares
Sub-accounts                                                   Shares      Share       Value           Held      Level*
------------                                                 ----------- --------- -------------- -------------- ------
T. Rowe Price Retirement 2045 Advisor Class                      290,901   15.54       4,520,609      4,495,866    1
T. Rowe Price Retirement 2050 Advisor Class                      235,140   13.04       3,066,228      3,086,683    1
T. Rowe Price Retirement 2055 Advisor Class                       91,205   13.10       1,194,789      1,186,697    1
T. Rowe Price Retirement 2060 Advisor Class                       73,484   10.11         742,926        718,409    1
Vanguard LifeStrategy Conservative Growth Fund Inv Shares      4,722,103   18.44      87,075,581     83,433,304    1
Vanguard LifeStrategy Growth Fund Inv Shares                   7,563,983   28.87     218,372,189    162,638,612    1
Vanguard LifeStrategy Moderate Growth Fund Inv Shares          9,370,460   24.15     226,296,617    184,665,626    1
Vanguard Long-Term Investment-Grade Fund Inv Shares           29,163,149   10.06     293,384,242    306,892,685    1
Vanguard Long-Term Treasury Fund Inv Shares                   20,582,709   11.74     241,641,008    259,066,415    1
Vanguard Wellington Fund Inv Shares                           46,572,443   39.06   1,819,119,626  1,377,218,449    1
Vanguard Windsor II Fund Inv Shares                           48,232,697   35.14   1,694,896,986  1,185,878,991    1
VALIC Company I Asset Allocation Fund                         14,746,605   10.88     160,443,065    161,714,061    1
VALIC Company I Blue Chip Growth Fund                         34,503,359   16.14     556,884,210    374,350,831    1
VALIC Company I Broad Cap Value Fund                           2,993,697   15.63      46,791,482     39,681,231    1
VALIC Company I Capital Conservation Fund                     14,652,623    9.86     144,474,866    145,585,143    1
VALIC Company I Core Equity Fund                              10,952,698   21.64     237,016,393    108,296,626    1
VALIC Company I Dividend Value Fund                           52,745,523   12.81     675,670,151    607,673,515    1
VALIC Company I Dynamic Allocation Fund                       21,756,381   11.09     241,278,262    243,911,248    1
VALIC Company I Emerging Economies Fund                       90,564,398    6.79     614,932,260    678,984,244    1
VALIC Company I Foreign Value Fund                            77,855,803    9.67     752,865,615    596,707,829    1
VALIC Company I Global Real Estate Fund                       41,481,593    7.90     327,704,584    336,544,790    1
VALIC Company I Global Social Awareness Fund                  17,492,149   21.88     382,728,214    269,462,082    1
VALIC Company I Global Strategy Fund                          36,391,934   11.17     406,497,906    393,491,638    1
VALIC Company I Government Money Market I Fund               324,122,172    1.00     324,122,172    324,122,171    1
VALIC Company I Government Securities Fund                    10,269,240   10.67     109,572,786    111,715,788    1
VALIC Company I Growth & Income Fund                           5,282,839   19.89     105,075,666     63,371,191    1
VALIC Company I Growth Fund                                   61,754,557   14.04     867,033,980    723,036,444    1
VALIC Company I Health Sciences Fund                          34,884,927   19.26     671,883,695    624,695,777    1
VALIC Company I Inflation Protected Fund                      38,144,630   10.81     412,343,451    425,789,586    1
VALIC Company I International Equities Index Fund            137,632,195    6.33     871,211,793    868,475,058    1
VALIC Company I International Government Bond Fund            16,369,280   11.11     181,862,703    194,334,017    1
VALIC Company I International Growth Fund                     32,236,614   11.42     368,142,136    318,963,172    1
VALIC Company I Large Cap Core Fund                           12,643,596   11.31     142,999,073    146,208,451    1
VALIC Company I Large Capital Growth Fund                     29,855,366   12.33     368,116,668    295,789,366    1
VALIC Company I Mid Cap Index Fund                           114,526,555   27.93   3,198,726,668  2,091,003,446    1
VALIC Company I Mid Cap Strategic Growth Fund                 17,395,087   13.23     230,137,000    180,486,293    1
VALIC Company I Nasdaq-100 Index Fund                         27,921,821   10.71     299,042,701    203,381,404    1
VALIC Company I Science & Technology Fund                     40,409,696   22.78     920,532,883    534,582,972    1
VALIC Company I Small Cap Aggressive Growth Fund               9,431,419   11.32     106,763,668    115,498,298    1
VALIC Company I Small Cap Fund                                25,824,832   12.20     315,062,948    223,306,454    1
VALIC Company I Small Cap Index Fund                          49,788,414   21.23   1,057,008,030    658,427,977    1
VALIC Company I Small Cap Special Values Fund                 17,107,216   14.35     245,488,547    144,236,252    1
VALIC Company I Small Mid Growth Fund                          8,914,160   11.15      99,392,886     94,446,816    1
VALIC Company I Stock Index Fund                             111,454,793   35.76   3,985,623,401  2,642,077,697    1
VALIC Company I Value Fund                                     5,639,848   16.19      91,309,137     53,317,649    1
VALIC Company II Aggressive Growth Lifestyle Fund             50,100,063   10.59     530,559,662    482,207,728    1
VALIC Company II Capital Appreciation Fund                     2,309,445   15.81      36,512,318     27,118,185    1
VALIC Company II Conservative Growth Lifestyle Fund           27,486,000   11.78     323,785,078    333,560,781    1
VALIC Company II Core Bond Fund                               81,167,235   11.00     892,839,589    894,767,260    1
VALIC Company II Government Money Market II Fund             134,171,318    1.00     134,171,318    134,171,312    1
VALIC Company II High Yield Bond Fund                         58,582,448    7.67     449,327,380    442,563,304    1
VALIC Company II International Opportunities Fund             32,889,429   15.33     504,194,939    389,359,707    1
VALIC Company II Large Cap Value Fund                         10,200,557   20.00     204,011,141    122,966,851    1
VALIC Company II Mid Cap Growth Fund                          11,959,874    8.42     100,702,141    108,642,492    1
VALIC Company II Mid Cap Value Fund                           42,565,820   21.60     919,421,721    729,772,450    1
VALIC Company II Moderate Growth Lifestyle Fund               59,705,697   14.12     843,044,442    789,266,450    1
VALIC Company II Small Cap Growth Fund                         5,242,789   14.39      75,443,738     77,694,997    1
VALIC Company II Small Cap Value Fund                         32,055,967   15.67     502,317,010    416,569,070    1
VALIC Company II Socially Responsible Fund                    37,041,023   19.82     734,153,070    395,877,042    1
VALIC Company II Strategic Bond Fund                          52,400,494   11.17     585,313,522    572,644,504    1

* Represents the level within the fair value hierarchy under which the portfolio is classified as defined in ASC 820 and described in Note 3 to the financial statements.

--------------------------------------------------------------------------------
                                       5

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                          American                                  AST SA
                                                           Beacon                       AST        BlackRock
                                                        Holland Large AST Capital    Government   Multi-Asset AST Natural
                                                         Cap Growth   Appreciation  and Quality     Income     Resources
                                                           Fund I      Portfolio   Bond Portfolio  Portfolio   Portfolio
                                                          Investor      Class 3       Class 3       Class 3     Class 3
                                                        ------------- ------------ -------------- ----------- -----------
FOR THE YEAR ENDED DECEMBER 31, 2016
From operations:
   Dividends                                             $        --    $     --     $   11,015    $  3,133     $   486
   Mortality and expense risk and administrative
     charges                                                (686,604)    (10,035)       (11,410)       (555)        (90)
   Reimbursements of expenses                                147,556          --             --          --          --
                                                         -----------    --------     ----------    --------     -------
   Net investment income (loss)                             (539,048)    (10,035)          (395)      2,578         396
   Net realized gain (loss)                                2,766,089     (53,231)           135         (88)        124
   Capital gain distribution from mutual funds             1,472,119     116,842          6,414       8,576          --
   Change in unrealized appreciation (depreciation) of
     investments                                          (3,259,048)    (41,072)       (36,244)    (11,363)      1,362
                                                         -----------    --------     ----------    --------     -------
Increase (decrease) in net assets from operations            440,112      12,504        (30,090)       (297)      1,882
                                                         -----------    --------     ----------    --------     -------
From contract transactions:
   Payments received from contract owners                  1,427,523     495,957        789,834      95,576      12,975
   Payments for contract benefits or terminations         (4,614,537)     (5,718)       (16,193)         --        (150)
   Transfers between sub-accounts (including fixed
     account), net                                        (3,921,475)    (52,832)       365,305         587      (1,230)
   Contract maintenance charges                              (74,863)       (364)        (2,354)       (263)         --
   Adjustments to net assets allocated to contracts in
     payout period                                              (128)         --             --          --          --
                                                         -----------    --------     ----------    --------     -------
Increase (decrease) in net assets from contract
  transactions                                            (7,183,480)    437,043      1,136,592      95,900      11,595
                                                         -----------    --------     ----------    --------     -------
Increase (decrease) in net assets                         (6,743,368)    449,547      1,106,502      95,603      13,477
Net assets at beginning of period                         64,145,435     419,241        321,685          --          --
                                                         -----------    --------     ----------    --------     -------
Net assets at end of period                              $57,402,067    $868,788     $1,428,187    $ 95,603     $13,477
                                                         ===========    ========     ==========    ========     =======
Beginning units                                           36,402,733      18,110         26,489          --          --
Units issued                                                 919,900      26,158         93,963       8,457       1,774
Units redeemed                                            (5,056,403)     (7,356)        (3,123)        (24)       (170)
                                                         -----------    --------     ----------    --------     -------
Ending units                                              32,266,230      36,912        117,329       8,433       1,604
                                                         ===========    ========     ==========    ========     =======
FOR THE YEAR ENDED DECEMBER 31, 2015
From operations:
   Dividends                                             $        --    $     --     $    2,478    $     --     $    --
   Mortality and expense risk and administrative
     charges                                                (768,243)     (1,974)        (1,741)         --          --
   Reimbursements of expenses                                165,033          --             --          --          --
                                                         -----------    --------     ----------    --------     -------
   Net investment income (loss)                             (603,210)     (1,974)           737          --          --
   Net realized gain (loss)                                4,149,707      (5,097)          (249)         --          --
   Capital gain distribution from mutual funds             6,662,809      33,153            704          --          --
   Change in unrealized appreciation (depreciation) of
     investments                                          (6,646,112)    (29,541)        (2,313)         --          --
                                                         -----------    --------     ----------    --------     -------
Increase (decrease) in net assets from operations          3,563,194      (3,459)        (1,121)         --          --
                                                         -----------    --------     ----------    --------     -------
From contract transactions:
   Payments received from contract owners                  1,849,491     421,640        320,561          --          --
   Payments for contract benefits or terminations         (6,018,761)       (699)        (1,232)         --          --
   Transfers between sub-accounts (including fixed
     account), net                                        (2,360,905)      1,759          3,630          --          --
   Contract maintenance charges                              (78,405)         --           (153)         --          --
   Adjustments to net assets allocated to contracts in
     payout period                                                65          --             --          --          --
                                                         -----------    --------     ----------    --------     -------
Increase (decrease) in net assets from contract
  transactions                                            (6,608,515)    422,700        322,806          --          --
                                                         -----------    --------     ----------    --------     -------
Increase (decrease) in net assets                         (3,045,321)    419,241        321,685          --          --
Net assets at beginning of period                         67,190,756          --             --          --          --
                                                         -----------    --------     ----------    --------     -------
Net assets at end of period                              $64,145,435    $419,241     $  321,685    $     --     $    --
                                                         ===========    ========     ==========    ========     =======
Beginning units                                           40,202,025          --             --          --          --
Units issued                                               1,749,425      19,333         28,787          --          --
Units redeemed                                            (5,548,717)     (1,223)        (2,298)         --          --
                                                         -----------    --------     ----------    --------     -------
Ending units                                              36,402,733      18,110         26,489          --          --
                                                         ===========    ========     ==========    ========     =======

--------------------------------------------------------------------------------
                                       6

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                                          FTVIP                     Goldman
                                                                                         Franklin                  Sachs VIT
                                                            Ariel                        Founding       FTVIP      Government
                                                        Appreciation                      Funds        Franklin   Money Market
                                                        Fund Investor    Ariel Fund   Allocation VIP  Income VIP  Fund Service
                                                            Class      Investor Class  Fund Class 2  Fund Class 2    Class
                                                        -------------  -------------- -------------- ------------ ------------
FOR THE YEAR ENDED DECEMBER 31, 2016
From operations:
   Dividends                                            $   2,649,339  $   1,248,998      $  124       $ 28,426    $       62
   Mortality and expense risk and administrative
     charges                                               (4,569,049)    (4,777,557)        (29)        (7,979)       (1,855)
   Reimbursements of expenses                                 954,239      1,018,274          --             --            --
                                                        -------------  -------------      ------       --------    ----------
   Net investment income (loss)                              (965,471)    (2,510,285)         95         20,447        (1,793)
   Net realized gain (loss)                                29,861,642     35,775,324          (1)           261            --
   Capital gain distribution from mutual funds             28,179,327     26,110,362         105             --            --
   Change in unrealized appreciation (depreciation) of
     investments                                          (14,278,808)    (2,674,305)         82         49,106            --
                                                        -------------  -------------      ------       --------    ----------
Increase (decrease) in net assets from operations          42,796,690     56,701,096         281         69,814        (1,793)
                                                        -------------  -------------      ------       --------    ----------
From contract transactions:
   Payments received from contract owners                  16,365,142     12,866,684       3,211         52,482     1,057,859
   Payments for contract benefits or terminations         (32,100,346)   (31,562,540)         --        (23,357)           --
   Transfers between sub-accounts (including fixed
     account), net                                         14,040,496    (18,699,543)          7         76,480      (880,469)
   Contract maintenance charges                              (123,805)      (295,488)         --            (20)         (233)
   Adjustments to net assets allocated to contracts in
     payout period                                            (14,414)           518          --             --            --
                                                        -------------  -------------      ------       --------    ----------
Increase (decrease) in net assets from contract
  transactions                                             (1,832,927)   (37,690,369)      3,218        105,585       177,157
                                                        -------------  -------------      ------       --------    ----------
Increase (decrease) in net assets                          40,963,763     19,010,727       3,499        175,399       175,364
Net assets at beginning of period                         374,596,539    419,230,749          --        470,259            --
                                                        -------------  -------------      ------       --------    ----------
Net assets at end of period                             $ 415,560,302  $ 438,241,476      $3,499       $645,658    $  175,364
                                                        =============  =============      ======       ========    ==========
Beginning units                                           126,206,611    139,623,723          --         37,745            --
Units issued                                               16,470,981      5,418,702         269         10,764       146,556
Units redeemed                                            (17,156,897)   (17,295,338)         (3)        (2,367)     (128,865)
                                                        -------------  -------------      ------       --------    ----------
Ending units                                              125,520,695    127,747,087         266         46,142        17,691
                                                        =============  =============      ======       ========    ==========
FOR THE YEAR ENDED DECEMBER 31, 2015
From operations:
   Dividends                                            $   4,127,048  $   2,894,869      $   --       $     --    $       --
   Mortality and expense risk and administrative
     charges                                               (5,170,715)    (5,434,552)         --         (2,160)           --
   Reimbursements of expenses                               1,082,352      1,158,085          --             --            --
                                                        -------------  -------------      ------       --------    ----------
   Net investment income (loss)                                38,685     (1,381,598)         --         (2,160)           --
   Net realized gain (loss)                                49,979,679     38,333,656          --            (75)           --
   Capital gain distribution from mutual funds             37,427,270     57,058,040          --             --            --
   Change in unrealized appreciation (depreciation) of
     investments                                         (116,938,796)  (116,023,634)         --         (8,245)           --
                                                        -------------  -------------      ------       --------    ----------
Increase (decrease) in net assets from operations         (29,493,162)   (22,013,536)         --        (10,480)           --
                                                        -------------  -------------      ------       --------    ----------
From contract transactions:
   Payments received from contract owners                  21,562,902     16,657,097          --        398,030            --
   Payments for contract benefits or terminations         (35,410,952)   (39,453,326)         --         (3,625)           --
   Transfers between sub-accounts (including fixed
     account), net                                        (51,147,692)   (18,444,278)         --         86,334            --
   Contract maintenance charges                              (124,411)      (255,612)         --             --            --
   Adjustments to net assets allocated to contracts in
     payout period                                            (17,454)         2,561          --             --            --
                                                        -------------  -------------      ------       --------    ----------
Increase (decrease) in net assets from contract
  transactions                                            (65,137,607)   (41,493,558)         --        480,739            --
                                                        -------------  -------------      ------       --------    ----------
Increase (decrease) in net assets                         (94,630,769)   (63,507,094)         --        470,259            --
Net assets at beginning of period                         469,227,308    482,737,843          --             --            --
                                                        -------------  -------------      ------       --------    ----------
Net assets at end of period                             $ 374,596,539  $ 419,230,749      $   --       $470,259    $       --
                                                        =============  =============      ======       ========    ==========
Beginning units                                           146,499,455    151,989,478          --             --            --
Units issued                                                4,974,729      3,752,312          --         38,033            --
Units redeemed                                            (25,267,573)   (16,118,067)         --           (288)           --
                                                        -------------  -------------      ------       --------    ----------
Ending units                                              126,206,611    139,623,723          --         37,745            --
                                                        =============  =============      ======       ========    ==========

--------------------------------------------------------------------------------
                                       7

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                        Invesco V.I.
                                                          Balanced-                                Lord Abbett    SST
                                                            Risk                      Invesco V.I. Fund Growth Allocation
                                                          Commodity     Invesco V.I.   Growth and  and Income   Balanced
                                                        Strategy Fund     Comstock    Income Fund   Portfolio  Portfolio
                                                          Class R5     Fund Series II  Series II    Class VC    Class 3
                                                        -------------  -------------- ------------ ----------- ----------
FOR THE YEAR ENDED DECEMBER 31, 2016
From operations:
   Dividends                                            $   5,198,492     $  8,790     $    6,837    $ 1,355    $  4,773
   Mortality and expense risk and administrative
     charges                                               (2,243,393)      (7,651)        (8,704)      (884)     (1,977)
                                                        -------------     --------     ----------    -------    --------
   Net investment income (loss)                             2,955,099        1,139         (1,867)       471       2,796
   Net realized gain (loss)                               (51,836,980)      (3,165)       (14,889)       771        (237)
   Capital gain distribution from mutual funds                     --       52,842         72,350      1,163      23,700
   Change in unrealized appreciation (depreciation) of
     investments                                           76,649,699       62,386         87,633     12,443     (23,853)
                                                        -------------     --------     ----------    -------    --------
Increase (decrease) in net assets from operations          27,767,818      113,202        143,227     14,848       2,406
                                                        -------------     --------     ----------    -------    --------
From contract transactions:
   Payments received from contract owners                  15,992,049      444,295        539,787     60,911     322,901
   Payments for contract benefits or terminations         (20,504,024)      (9,944)       (12,650)        --         (53)
   Transfers between sub-accounts (including fixed
     account), net                                        (73,721,564)     119,225        124,637      5,397     107,620
   Contract maintenance charges                               (88,942)        (541)          (650)       (35)        (50)
   Adjustments to net assets allocated to contracts in
     payout period                                             (1,316)          --             --         --          --
                                                        -------------     --------     ----------    -------    --------
Increase (decrease) in net assets from contract
  transactions                                            (78,323,797)     553,035        651,124     66,273     430,418
                                                        -------------     --------     ----------    -------    --------
Increase (decrease) in net assets                         (50,555,979)     666,237        794,351     81,121     432,824
Net assets at beginning of period                         245,672,269      265,303        294,368     10,147      58,297
                                                        -------------     --------     ----------    -------    --------
Net assets at end of period                             $ 195,116,290     $931,540     $1,088,719    $91,268    $491,121
                                                        =============     ========     ==========    =======    ========
Beginning units                                           420,762,909       18,575         20,145        799       4,272
Units issued                                               16,270,077       41,541         47,130      5,737      30,162
Units redeemed                                           (135,630,085)      (3,777)        (4,283)      (382)        (18)
                                                        -------------     --------     ----------    -------    --------
Ending units                                              301,402,901       56,339         62,992      6,154      34,416
                                                        =============     ========     ==========    =======    ========
FOR THE YEAR ENDED DECEMBER 31, 2015
From operations:
   Dividends                                            $          --     $  3,305     $    5,685    $   129    $    778
   Mortality and expense risk and administrative
     charges                                               (2,502,474)      (1,375)        (1,540)       (38)       (349)
                                                        -------------     --------     ----------    -------    --------
   Net investment income (loss)                            (2,502,474)       1,930          4,145         91         429
   Net realized gain (loss)                                (6,043,524)      (3,430)       (10,068)        (1)        (11)
   Capital gain distribution from mutual funds                     --          546         33,265        551       4,006
   Change in unrealized appreciation (depreciation) of
     investments                                          (40,164,147)     (13,439)       (40,311)      (419)     (6,127)
                                                        -------------     --------     ----------    -------    --------
Increase (decrease) in net assets from operations         (48,710,145)     (14,393)       (12,969)       222      (1,703)
                                                        -------------     --------     ----------    -------    --------
From contract transactions:
   Payments received from contract owners                  19,791,890      274,997        302,346      9,978      60,000
   Payments for contract benefits or terminations         (23,756,474)      (1,169)        (1,354)        --          --
   Transfers between sub-accounts (including fixed
     account), net                                         46,868,296        5,868          6,345        (53)         --
   Contract maintenance charges                               (94,079)          --             --         --          --
   Adjustments to net assets allocated to contracts in
     payout period                                                (63)          --             --         --          --
                                                        -------------     --------     ----------    -------    --------
Increase (decrease) in net assets from contract
  transactions                                             42,809,570      279,696        307,337      9,925      60,000
                                                        -------------     --------     ----------    -------    --------
Increase (decrease) in net assets                          (5,900,575)     265,303        294,368     10,147      58,297
Net assets at beginning of period                         251,572,844           --             --         --          --
                                                        -------------     --------     ----------    -------    --------
Net assets at end of period                             $ 245,672,269     $265,303     $  294,368    $10,147    $ 58,297
                                                        =============     ========     ==========    =======    ========
Beginning units                                           356,396,959           --             --         --          --
Units issued                                               81,858,805       20,334         22,116        804       4,272
Units redeemed                                            (17,492,855)      (1,759)        (1,971)        (5)         --
                                                        -------------     --------     ----------    -------    --------
Ending units                                              420,762,909       18,575         20,145        799       4,272
                                                        =============     ========     ==========    =======    ========

--------------------------------------------------------------------------------
                                       8

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                       SST
                                            SST     Allocation    SST
                                         Allocation  Moderate  Allocation SST Real   SunAmerica
                                           Growth     Growth    Moderate   Return    2020 High
                                         Portfolio  Portfolio  Portfolio  Portfolio  Watermark
                                          Class 3    Class 3    Class 3    Class 3  Fund Class I
                                         ---------- ---------- ---------- --------- ------------
FOR THE YEAR ENDED DECEMBER 31, 2016
From operations:
   Dividends                              $  8,089   $ 10,799   $  7,847  $     --  $   217,155
   Mortality and expense risk and
     administrative charges                 (5,210)    (9,190)    (5,161)   (4,726)     (94,401)
                                          --------   --------   --------  --------  -----------
   Net investment income (loss)              2,879      1,609      2,686    (4,726)     122,754
   Net realized gain (loss)                   (230)    (1,761)      (583)     (166)      10,496
   Capital gain distribution from
     mutual funds                           11,088     82,475     46,048        --           --
   Change in unrealized appreciation
     (depreciation) of investments          12,013    (58,715)   (27,114)    7,391     (100,075)
                                          --------   --------   --------  --------  -----------
Increase (decrease) in net assets from
  operations                                25,750     23,608     21,037     2,499       33,175
                                          --------   --------   --------  --------  -----------
From contract transactions:
   Payments received from contract
     owners                                246,714    137,777    655,597   248,538       37,308
   Payments for contract benefits or
     terminations                               --         --         --    (4,253)    (506,221)
   Transfers between sub-accounts
     (including fixed account), net         39,724     93,877     92,312   138,180     (238,674)
   Contract maintenance charges                (49)       (75)       (25)   (1,012)      (3,685)
                                          --------   --------   --------  --------  -----------
Increase (decrease) in net assets from
  contract transactions                    286,389    231,579    747,884   381,453     (711,272)
                                          --------   --------   --------  --------  -----------
Increase (decrease) in net assets          312,139    255,187    768,921   383,952     (678,097)
Net assets at beginning of period          193,914    484,576     34,448   131,683    8,010,875
                                          --------   --------   --------  --------  -----------
Net assets at end of period               $506,053   $739,763   $803,369  $515,635  $ 7,332,778
                                          ========   ========   ========  ========  ===========
Beginning units                             13,530     36,024      2,515    11,926    7,110,998
Units issued                                20,417     16,630     53,725    34,153        1,172
Units redeemed                                  (5)        (6)        (4)     (594)    (619,560)
                                          --------   --------   --------  --------  -----------
Ending units                                33,942     52,648     56,236    45,485    6,492,610
                                          ========   ========   ========  ========  ===========
FOR THE YEAR ENDED DECEMBER 31, 2015
From operations:
   Dividends                              $  2,785   $  6,715   $    450  $  4,473  $   233,757
   Mortality and expense risk and
     administrative charges                   (760)    (3,161)      (155)     (694)    (109,048)
                                          --------   --------   --------  --------  -----------
   Net investment income (loss)              2,025      3,554        295     3,779      124,709
   Net realized gain (loss)                    (27)      (181)        (7)      (99)     138,628
   Capital gain distribution from
     mutual funds                               --     38,967      2,395        --           --
   Change in unrealized appreciation
     (depreciation) of investments          (4,972)   (63,745)    (3,337)   (5,505)    (240,016)
                                          --------   --------   --------  --------  -----------
Increase (decrease) in net assets from
  operations                                (2,974)   (21,405)      (654)   (1,825)      23,321
                                          --------   --------   --------  --------  -----------
From contract transactions:
   Payments received from contract
     owners                                184,367    490,502         --   132,843          600
   Payments for contract benefits or
     terminations                               --         --         --      (347)    (966,453)
   Transfers between sub-accounts
     (including fixed account), net         12,521     15,479     35,102     1,078     (810,650)
   Contract maintenance charges                 --         --         --       (66)      (4,254)
                                          --------   --------   --------  --------  -----------
Increase (decrease) in net assets from
  contract transactions                    196,888    505,981     35,102   133,508   (1,780,757)
                                          --------   --------   --------  --------  -----------
Increase (decrease) in net assets          193,914    484,576     34,448   131,683   (1,757,436)
Net assets at beginning of period               --         --         --        --    9,768,311
                                          --------   --------   --------  --------  -----------
Net assets at end of period               $193,914   $484,576   $ 34,448  $131,683  $ 8,010,875
                                          ========   ========   ========  ========  ===========
Beginning units                                 --         --         --        --    8,674,835
Units issued                                13,530     36,026      2,515    12,719          312
Units redeemed                                  --         (2)        --      (793)  (1,564,149)
                                          --------   --------   --------  --------  -----------
Ending units                                13,530     36,024      2,515    11,926    7,110,998
                                          ========   ========   ========  ========  ===========

--------------------------------------------------------------------------------
                                       9

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                                      SAST         SAST
                                                                SAST                American     American       SAST
                                                             Aggressive SAST SA AB Funds Asset Funds Global   American
                                                               Growth     Growth   Allocation     Growth    Funds Growth
                                                             Portfolio  Portfolio   Portfolio   Portfolio    Portfolio
                                                              Class 3    Class 3     Class 3     Class 3      Class 3
                                                             ---------- ---------- ----------- ------------ ------------
FOR THE YEAR ENDED DECEMBER 31, 2016
From operations:
   Dividends                                                  $    --    $     --  $   31,003    $  7,881     $  1,248
   Mortality and expense risk and administrative charges         (917)     (1,712)    (15,163)     (4,954)      (4,856)
                                                              -------    --------  ----------    --------     --------
   Net investment income (loss)                                  (917)     (1,712)     15,840       2,927       (3,608)
   Net realized gain (loss)                                     1,224      (1,248)        (32)    (10,671)      (2,213)
   Capital gain distribution from mutual funds                     --      23,173     113,333      69,469      102,032
   Change in unrealized appreciation (depreciation) of
     investments                                               10,264     (17,698)    (62,006)    (58,149)     (57,212)
                                                              -------    --------  ----------    --------     --------
Increase (decrease) in net assets from operations              10,571       2,515      67,135       3,576       38,999
                                                              -------    --------  ----------    --------     --------
From contract transactions:
   Payments received from contract owners                      70,123     138,048   2,540,529     358,626      180,040
   Payments for contract benefits or terminations              (5,973)     (7,802)    (11,240)     (6,648)      (1,302)
   Transfers between sub-accounts (including fixed
     account), net                                                172      19,156     125,727      96,668      111,253
   Contract maintenance charges                                    --        (104)     (3,404)       (326)         (11)
                                                              -------    --------  ----------    --------     --------
Increase (decrease) in net assets from contract transactions   64,322     149,298   2,651,612     448,320      289,980
                                                              -------    --------  ----------    --------     --------
Increase (decrease) in net assets                              74,893     151,813   2,718,747     451,896      328,979
Net assets at beginning of period                                  --      70,932      89,751     165,932      191,834
                                                              -------    --------  ----------    --------     --------
Net assets at end of period                                   $74,893    $222,745  $2,808,498    $617,828     $520,813
                                                              =======    ========  ==========    ========     ========
Beginning units                                                    --       3,638       6,262      10,098       11,930
Units issued                                                    6,160       8,441     175,930      29,454       18,524
Units redeemed                                                   (450)       (776)     (1,377)     (1,669)        (307)
                                                              -------    --------  ----------    --------     --------
Ending units                                                    5,710      11,303     180,815      37,883       30,147
                                                              =======    ========  ==========    ========     ========
FOR THE YEAR ENDED DECEMBER 31, 2015
From operations:
   Dividends                                                  $    --    $     --  $    1,180    $    734     $  1,015
   Mortality and expense risk and administrative charges           --         (38)       (717)       (766)        (827)
                                                              -------    --------  ----------    --------     --------
   Net investment income (loss)                                    --         (38)        463         (32)         188
   Net realized gain (loss)                                        --          --        (230)     (3,566)      (2,075)
   Capital gain distribution from mutual funds                     --          --       6,492      12,763        9,657
   Change in unrealized appreciation (depreciation) of
     investments                                                   --      (1,005)     (8,143)    (10,585)      (5,283)
                                                              -------    --------  ----------    --------     --------
Increase (decrease) in net assets from operations                  --      (1,043)     (1,418)     (1,420)       2,487
                                                              -------    --------  ----------    --------     --------
From contract transactions:
   Payments received from contract owners                          --      71,855      87,058     165,592      188,839
   Payments for contract benefits or terminations                  --          --          --        (519)        (352)
   Transfers between sub-accounts (including fixed
     account), net                                                 --         120       4,111       2,279          860
                                                              -------    --------  ----------    --------     --------
Increase (decrease) in net assets from contract transactions       --      71,975      91,169     167,352      189,347
                                                              -------    --------  ----------    --------     --------
Increase (decrease) in net assets                                  --      70,932      89,751     165,932      191,834
Net assets at beginning of period                                  --          --          --          --           --
                                                              -------    --------  ----------    --------     --------
Net assets at end of period                                   $    --    $ 70,932  $   89,751    $165,932     $191,834
                                                              =======    ========  ==========    ========     ========
Beginning units                                                    --          --          --          --           --
Units issued                                                       --       3,638       6,368      11,166       13,254
Units redeemed                                                     --          --        (106)     (1,068)      (1,324)
                                                              -------    --------  ----------    --------     --------
Ending units                                                       --       3,638       6,262      10,098       11,930
                                                              =======    ========  ==========    ========     ========

--------------------------------------------------------------------------------
                                      10

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                               SAST
                                                             American               SAST
                                                               Funds              BlackRock
                                                              Growth-    SAST    VCP Global    SAST Blue  SAST Capital
                                                              Income   Balanced  Multi-Asset  Chip Growth    Growth
                                                             Portfolio Portfolio  Portfolio    Portfolio   Portfolio
                                                              Class 3   Class 3    Class 3      Class 3     Class 3
                                                             --------- --------- -----------  ----------- ------------
FOR THE YEAR ENDED DECEMBER 31, 2016
From operations:
   Dividends                                                 $  7,608  $  6,665  $     6,583   $  1,395     $     --
   Mortality and expense risk and administrative charges       (5,273)   (4,025)     (55,447)    (3,947)      (3,448)
                                                             --------  --------  -----------   --------     --------
   Net investment income (loss)                                 2,335     2,640      (48,864)    (2,552)      (3,448)
   Net realized gain (loss)                                    (3,825)      (49)         476       (790)        (696)
   Capital gain distribution from mutual funds                 95,076    20,472       89,353     11,804        1,281
   Change in unrealized appreciation (depreciation) of
     investments                                              (46,703)   (3,881)    (104,690)    10,837        6,709
                                                             --------  --------  -----------   --------     --------
Increase (decrease) in net assets from operations              46,883    19,182      (63,725)    19,299        3,846
                                                             --------  --------  -----------   --------     --------
From contract transactions:
   Payments received from contract owners                     163,861   441,570   10,141,644    321,763      227,308
   Payments for contract benefits or terminations              (3,215)  (10,627)     (37,115)    (4,976)      (4,624)
   Transfers between sub-accounts (including fixed
     account), net                                            665,196    34,669    1,577,148     73,657       67,591
   Contract maintenance charges                                  (205)     (859)     (37,417)      (282)        (270)
                                                             --------  --------  -----------   --------     --------
Increase (decrease) in net assets from contract transactions  825,637   464,753   11,644,260    390,162      290,005
                                                             --------  --------  -----------   --------     --------
Increase (decrease) in net assets                             872,520   483,935   11,580,535    409,461      293,851
Net assets at beginning of period                              94,720   111,895           --    108,678      126,402
                                                             --------  --------  -----------   --------     --------
Net assets at end of period                                  $967,240  $595,830  $11,580,535   $518,139     $420,253
                                                             ========  ========  ===========   ========     ========
Beginning units                                                 6,245     7,276           --      6,778        8,464
Units issued                                                   52,821    30,334    1,121,525     24,915       20,379
Units redeemed                                                 (1,018)     (891)      (8,089)    (1,069)      (1,031)
                                                             --------  --------  -----------   --------     --------
Ending units                                                   58,048    36,719    1,113,436     30,624       27,812
                                                             ========  ========  ===========   ========     ========
FOR THE YEAR ENDED DECEMBER 31, 2015
From operations:
   Dividends                                                 $    296  $     --  $        --   $    125     $     --
   Mortality and expense risk and administrative charges         (373)      (62)          --       (514)        (640)
                                                             --------  --------  -----------   --------     --------
   Net investment income (loss)                                   (77)      (62)          --       (389)        (640)
   Net realized gain (loss)                                    (1,081)       (3)          --       (440)        (559)
   Capital gain distribution from mutual funds                  2,245        --           --      1,187        3,578
   Change in unrealized appreciation (depreciation) of
     investments                                                 (898)     (914)          --     (2,200)      (2,113)
                                                             --------  --------  -----------   --------     --------
Increase (decrease) in net assets from operations                 189      (979)          --     (1,842)         266
                                                             --------  --------  -----------   --------     --------
From contract transactions:
   Payments received from contract owners                      93,872   113,010           --     97,150      124,501
   Payments for contract benefits or terminations                (173)       --           --       (347)        (532)
   Transfers between sub-accounts (including fixed
     account), net                                                832      (136)          --     13,717        2,167
                                                             --------  --------  -----------   --------     --------
Increase (decrease) in net assets from contract transactions   94,531   112,874           --    110,520      126,136
                                                             --------  --------  -----------   --------     --------
Increase (decrease) in net assets                              94,720   111,895           --    108,678      126,402
Net assets at beginning of period                                  --        --           --         --           --
                                                             --------  --------  -----------   --------     --------
Net assets at end of period                                  $ 94,720  $111,895  $        --   $108,678     $126,402
                                                             ========  ========  ===========   ========     ========
Beginning units                                                    --        --           --         --           --
Units issued                                                    6,915     7,285           --      7,244        9,212
Units redeemed                                                   (670)       (9)          --       (466)        (748)
                                                             --------  --------  -----------   --------     --------
Ending units                                                    6,245     7,276           --      6,778        8,464
                                                             ========  ========  ===========   ========     ========

--------------------------------------------------------------------------------
                                      11

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                                             SAST        SAST        SAST
                                                                  SAST      SAST Dogs of   Dynamic      Dynamic    Emerging
                                                               Corporate    Wall Street   Allocation   Strategy     Markets
                                                             Bond Portfolio  Portfolio    Portfolio    Portfolio   Portfolio
                                                                Class 3       Class 3      Class 3      Class 3     Class 3
                                                             -------------- ------------ -----------  -----------  ---------
FOR THE YEAR ENDED DECEMBER 31, 2016
From operations:
   Dividends                                                   $   47,983    $   14,788  $   562,869  $   456,307  $  2,312
   Mortality and expense risk and administrative charges          (13,274)       (7,402)    (433,399)    (367,142)   (1,545)
                                                               ----------    ----------  -----------  -----------  --------
   Net investment income (loss)                                    34,709         7,386      129,470       89,165       767
   Net realized gain (loss)                                          (359)         (389)     (63,337)     (51,531)       35
   Capital gain distribution from mutual funds                         --        37,900           --           --        --
   Change in unrealized appreciation (depreciation) of
     investments                                                  (14,023)       21,212    1,237,347    1,261,097     7,197
                                                               ----------    ----------  -----------  -----------  --------
Increase (decrease) in net assets from operations                  20,327        66,109    1,303,480    1,298,731     7,999
                                                               ----------    ----------  -----------  -----------  --------
From contract transactions:
   Payments received from contract owners                       1,200,814     1,000,839   18,076,997   13,826,593   107,265
   Payments for contract benefits or terminations                 (28,139)       (5,269)    (442,850)    (377,305)   (2,549)
   Transfers between sub-accounts (including fixed
     account), net                                                585,691        86,312    3,205,706    2,682,405    21,977
   Contract maintenance charges                                    (2,182)         (319)    (369,169)    (319,993)     (111)
                                                               ----------    ----------  -----------  -----------  --------
Increase (decrease) in net assets from contract transactions    1,756,184     1,081,563   20,470,684   15,811,700   126,582
                                                               ----------    ----------  -----------  -----------  --------
Increase (decrease) in net assets                               1,776,511     1,147,672   21,774,164   17,110,431   134,581
Net assets at beginning of period                                 339,016       173,246   21,227,843   18,800,023    55,196
                                                               ----------    ----------  -----------  -----------  --------
Net assets at end of period                                    $2,115,527    $1,320,918  $43,002,007  $35,910,454  $189,777
                                                               ==========    ==========  ===========  ===========  ========
Beginning units                                                    21,890         9,124    1,807,599    1,617,157     6,195
Units issued                                                      107,812        51,946    1,933,551    1,525,955    14,315
Units redeemed                                                     (2,812)       (1,359)    (191,747)    (167,051)   (1,052)
                                                               ----------    ----------  -----------  -----------  --------
Ending units                                                      126,890        59,711    3,549,403    2,976,061    19,458
                                                               ==========    ==========  ===========  ===========  ========
FOR THE YEAR ENDED DECEMBER 31, 2015
From operations:
   Dividends                                                   $    9,944    $    1,851  $   121,206  $    89,734  $    680
   Mortality and expense risk and administrative charges           (1,967)         (785)     (75,256)     (71,624)     (304)
                                                               ----------    ----------  -----------  -----------  --------
   Net investment income (loss)                                     7,977         1,066       45,950       18,110       376
   Net realized gain (loss)                                          (883)       (1,518)        (853)        (918)   (1,391)
   Capital gain distribution from mutual funds                        835         7,240       96,855       13,666        --
   Change in unrealized appreciation (depreciation) of
     investments                                                  (15,617)       (5,962)    (741,531)    (574,705)   (5,903)
                                                               ----------    ----------  -----------  -----------  --------
Increase (decrease) in net assets from operations                  (7,688)          826     (599,579)    (543,847)   (6,918)
                                                               ----------    ----------  -----------  -----------  --------
From contract transactions:
   Payments received from contract owners                         344,361       170,948   21,007,469   18,474,355    60,816
   Payments for contract benefits or terminations                  (1,213)         (530)     (38,846)     (32,625)     (309)
   Transfers between sub-accounts (including fixed
     account), net                                                  3,711         2,002      898,429      944,910     1,607
   Contract maintenance charges                                      (155)           --      (39,630)     (42,770)       --
                                                               ----------    ----------  -----------  -----------  --------
Increase (decrease) in net assets from contract transactions      346,704       172,420   21,827,422   19,343,870    62,114
                                                               ----------    ----------  -----------  -----------  --------
Increase (decrease) in net assets                                 339,016       173,246   21,227,843   18,800,023    55,196
Net assets at beginning of period                                      --            --           --           --        --
                                                               ----------    ----------  -----------  -----------  --------
Net assets at end of period                                    $  339,016    $  173,246  $21,227,843  $18,800,023  $ 55,196
                                                               ==========    ==========  ===========  ===========  ========
Beginning units                                                        --            --           --           --        --
Units issued                                                       24,878        10,448    1,823,479    1,627,250     6,973
Units redeemed                                                     (2,988)       (1,324)     (15,880)     (10,093)     (778)
                                                               ----------    ----------  -----------  -----------  --------
Ending units                                                       21,890         9,124    1,807,599    1,617,157     6,195
                                                               ==========    ==========  ===========  ===========  ========

--------------------------------------------------------------------------------
                                      12

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                              SAST Equity  SAST Foreign                SAST Global  SAST Growth
                                                             Opportunities    Value      SAST Global    Equities   Opportunities
                                                               Portfolio    Portfolio   Bond Portfolio  Portfolio    Portfolio
                                                                Class 3      Class 3       Class 3       Class 3      Class 3
                                                             ------------- ------------ -------------- ----------- -------------
FOR THE YEAR ENDED DECEMBER 31, 2016
From operations:
   Dividends                                                   $  3,830      $  4,934      $    451      $   11       $    --
   Mortality and expense risk and administrative charges         (8,402)       (3,160)       (6,214)         (7)         (304)
                                                               --------      --------      --------      ------       -------
   Net investment income (loss)                                  (4,572)        1,774        (5,763)          4          (304)
   Net realized gain (loss)                                          24        (2,620)          911          --           (69)
   Capital gain distribution from mutual funds                   22,580         5,684            --          --         2,301
   Change in unrealized appreciation (depreciation) of
     investments                                                 48,094         3,673       (47,986)         56        (1,079)
                                                               --------      --------      --------      ------       -------
Increase (decrease) in net assets from operations                66,126         8,511       (52,838)         60           849
                                                               --------      --------      --------      ------       -------
From contract transactions:
   Payments received from contract owners                       306,511       228,937       549,755          --            --
   Payments for contract benefits or terminations               (22,490)       (4,521)       (7,213)         --            --
   Transfers between sub-accounts (including fixed
     account), net                                               75,915        67,476       303,905       1,740         7,049
   Contract maintenance charges                                    (386)         (277)       (1,767)         --            --
                                                               --------      --------      --------      ------       -------
Increase (decrease) in net assets from contract transactions    359,550       291,615       844,680       1,740         7,049
                                                               --------      --------      --------      ------       -------
Increase (decrease) in net assets                               425,676       300,126       791,842       1,800         7,898
Net assets at beginning of period                               463,457       108,148       146,688          --        20,723
                                                               --------      --------      --------      ------       -------
Net assets at end of period                                    $889,133      $408,274      $938,530      $1,800       $28,621
                                                               ========      ========      ========      ======       =======
Beginning units                                                  29,518        10,671        12,116          --         1,178
Units issued                                                     24,708        31,299        68,181         141           413
Units redeemed                                                   (2,638)       (1,773)       (2,003)         --            --
                                                               --------      --------      --------      ------       -------
Ending units                                                     51,588        40,197        78,294         141         1,591
                                                               ========      ========      ========      ======       =======
FOR THE YEAR ENDED DECEMBER 31, 2015
From operations:
   Dividends                                                   $  1,532      $  1,541      $     --      $   --       $    --
   Mortality and expense risk and administrative charges         (1,793)         (578)         (714)         --           (72)
                                                               --------      --------      --------      ------       -------
   Net investment income (loss)                                    (261)          963          (714)         --           (72)
   Net realized gain (loss)                                        (940)       (1,652)          120          --            (9)
   Capital gain distribution from mutual funds                   18,150            --           514          --         1,634
   Change in unrealized appreciation (depreciation) of
     investments                                                   (663)       (9,765)       (1,055)         --        (1,842)
                                                               --------      --------      --------      ------       -------
Increase (decrease) in net assets from operations                16,286       (10,454)       (1,135)         --          (289)
                                                               --------      --------      --------      ------       -------
From contract transactions:
   Payments received from contract owners                       445,225       116,180       145,321          --        20,158
   Payments for contract benefits or terminations                  (704)         (480)         (352)         --            --
   Transfers between sub-accounts (including fixed
     account), net                                                2,650         2,902         2,854          --           854
                                                               --------      --------      --------      ------       -------
Increase (decrease) in net assets from contract transactions    447,171       118,602       147,823          --        21,012
                                                               --------      --------      --------      ------       -------
Increase (decrease) in net assets                               463,457       108,148       146,688          --        20,723
Net assets at beginning of period                                    --            --            --          --            --
                                                               --------      --------      --------      ------       -------
Net assets at end of period                                    $463,457      $108,148      $146,688      $   --       $20,723
                                                               ========      ========      ========      ======       =======
Beginning units                                                      --            --            --          --            --
Units issued                                                     30,473        11,704        12,750          --         1,178
Units redeemed                                                     (955)       (1,033)         (634)         --            --
                                                               --------      --------      --------      ------       -------
Ending units                                                     29,518        10,671        12,116          --         1,178
                                                               ========      ========      ========      ======       =======

--------------------------------------------------------------------------------
                                      13

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                                        SAST          SAST
                                                                SAST                International International   SAST SA MFS
                                                               Growth-   SAST High-  Diversified   Growth and    Massachusetts
                                                               Income    Yield Bond   Equities       Income     Investors Trust
                                                              Portfolio  Portfolio    Portfolio     Portfolio      Portfolio
                                                               Class 3    Class 3      Class 3       Class 3        Class 3
                                                             ----------  ---------- ------------- ------------- ---------------
FOR THE YEAR ENDED DECEMBER 31, 2016
From operations:
   Dividends                                                 $   13,129   $ 16,916    $  3,302       $   651       $  4,615
   Mortality and expense risk and administrative charges         (8,360)    (2,896)     (3,343)         (270)        (8,274)
                                                             ----------   --------    --------       -------       --------
   Net investment income (loss)                                   4,769     14,020         (41)          381         (3,659)
   Net realized gain (loss)                                      (1,490)      (688)     (2,163)           (5)        (4,816)
   Capital gain distribution from mutual funds                   25,986         --          --            --         63,540
   Change in unrealized appreciation (depreciation) of
     investments                                                 62,008     11,829      (2,948)          789         (3,919)
                                                             ----------   --------    --------       -------       --------
Increase (decrease) in net assets from operations                91,273     25,161      (5,152)        1,165         51,146
                                                             ----------   --------    --------       -------       --------
From contract transactions:
   Payments received from contract owners                       580,443    164,706     336,993        90,450        490,978
   Payments for contract benefits or terminations               (11,932)   (13,075)     (5,127)         (272)       (10,806)
   Transfers between sub-accounts (including fixed
     account), net                                              129,330     70,004      81,586           575        162,805
   Contract maintenance charges                                    (642)      (179)       (299)           --           (576)
                                                             ----------   --------    --------       -------       --------
Increase (decrease) in net assets from contract transactions    697,199    221,456     413,153        90,753        642,401
                                                             ----------   --------    --------       -------       --------
Increase (decrease) in net assets                               788,472    246,617     408,001        91,918        693,547
Net assets at beginning of period                               277,641     84,312     100,711            --        287,880
                                                             ----------   --------    --------       -------       --------
Net assets at end of period                                  $1,066,113   $330,929    $508,712       $91,918       $981,427
                                                             ==========   ========    ========       =======       ========
Beginning units                                                  18,540      6,644       9,898            --         17,316
Units issued                                                     47,204     17,089      43,621        10,710         39,824
Units redeemed                                                   (3,364)    (1,142)     (2,004)          (39)        (2,149)
                                                             ----------   --------    --------       -------       --------
Ending units                                                     62,380     22,591      51,515        10,671         54,991
                                                             ==========   ========    ========       =======       ========
FOR THE YEAR ENDED DECEMBER 31, 2015
From operations:
   Dividends                                                 $    3,116   $  2,949    $  1,308       $    --       $  1,226
   Mortality and expense risk and administrative charges         (1,422)      (416)       (531)           --         (1,476)
                                                             ----------   --------    --------       -------       --------
   Net investment income (loss)                                   1,694      2,533         777            --           (250)
   Net realized gain (loss)                                      (2,227)      (829)     (1,230)           --         (2,159)
   Capital gain distribution from mutual funds                    7,631         --          --            --          9,783
   Change in unrealized appreciation (depreciation) of
     investments                                                (11,252)    (6,916)     (6,120)           --        (13,792)
                                                             ----------   --------    --------       -------       --------
Increase (decrease) in net assets from operations                (4,154)    (5,212)     (6,573)           --         (6,418)
                                                             ----------   --------    --------       -------       --------
From contract transactions:
   Payments received from contract owners                       278,162     87,925     105,657            --        290,104
   Payments for contract benefits or terminations                (1,218)      (333)       (495)           --         (1,214)
   Transfers between sub-accounts (including fixed
     account), net                                                4,851      1,932       2,122            --          5,408
                                                             ----------   --------    --------       -------       --------
Increase (decrease) in net assets from contract transactions    281,795     89,524     107,284            --        294,298
                                                             ----------   --------    --------       -------       --------
Increase (decrease) in net assets                               277,641     84,312     100,711            --        287,880
Net assets at beginning of period                                    --         --          --            --             --
                                                             ----------   --------    --------       -------       --------
Net assets at end of period                                  $  277,641   $ 84,312    $100,711       $    --       $287,880
                                                             ==========   ========    ========       =======       ========
Beginning units                                                      --         --          --            --             --
Units issued                                                     20,272      7,668      10,949            --         18,853
Units redeemed                                                   (1,732)    (1,024)     (1,051)           --         (1,537)
                                                             ----------   --------    --------       -------       --------
Ending units                                                     18,540      6,644       9,898            --         17,316
                                                             ==========   ========    ========       =======       ========

--------------------------------------------------------------------------------
                                      14

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                                               SAST SA
                                                               SAST SA                          Janus      SAST SA
                                                              MFS Total  SAST Mid-  SAST Real  Focused     JPMorgan
                                                             Return Bond Cap Growth  Estate    Growth      MFS Core
                                                              Portfolio  Portfolio  Portfolio Portfolio Bond Portfolio
                                                               Class 3    Class 3    Class 3   Class 3     Class 3
                                                             ----------- ---------- --------- --------- --------------
FOR THE YEAR ENDED DECEMBER 31, 2016
From operations:
   Dividends                                                  $  7,286    $    --    $   680  $     --    $   26,400
   Mortality and expense risk and administrative charges        (3,005)      (915)      (348)   (2,520)      (17,068)
                                                              --------    -------    -------  --------    ----------
   Net investment income (loss)                                  4,281       (915)       332    (2,520)        9,332
   Net realized gain (loss)                                        994       (677)      (445)   (1,864)          (14)
   Capital gain distribution from mutual funds                  20,788      8,353      1,652    20,471            --
   Change in unrealized appreciation (depreciation) of
     investments                                               (16,512)    (7,005)      (173)  (17,472)      (40,912)
                                                              --------    -------    -------  --------    ----------
Increase (decrease) in net assets from operations                9,551       (244)     1,366    (1,385)      (31,594)
                                                              --------    -------    -------  --------    ----------
From contract transactions:
   Payments received from contract owners                      426,260      3,210     32,882   117,673     1,114,386
   Payments for contract benefits or terminations              (36,618)      (739)      (336)   (2,489)      (25,740)
   Transfers between sub-accounts (including fixed
     account), net                                              25,494     11,343      7,763    34,943       429,243
   Contract maintenance charges                                   (807)        (9)       (32)     (111)       (2,835)
                                                              --------    -------    -------  --------    ----------
Increase (decrease) in net assets from contract transactions   414,329     13,805     40,277   150,016     1,515,054
                                                              --------    -------    -------  --------    ----------
Increase (decrease) in net assets                              423,880     13,561     41,643   148,631     1,483,460
Net assets at beginning of period                               56,180     54,015     12,294   108,366       584,142
                                                              --------    -------    -------  --------    ----------
Net assets at end of period                                   $480,060    $67,576    $53,937  $256,997    $2,067,602
                                                              ========    =======    =======  ========    ==========
Beginning units                                                  3,990      2,747      1,039     6,677        43,211
Units issued                                                    29,968        839      3,685    10,131       110,992
Units redeemed                                                  (4,664)      (105)      (452)     (525)       (3,629)
                                                              --------    -------    -------  --------    ----------
Ending units                                                    29,294      3,481      4,272    16,283       150,574
                                                              ========    =======    =======  ========    ==========
FOR THE YEAR ENDED DECEMBER 31, 2015
From operations:
   Dividends                                                  $    224    $    --    $    96  $     --    $    4,480
   Mortality and expense risk and administrative charges          (104)      (366)       (43)     (555)       (2,771)
                                                              --------    -------    -------  --------    ----------
   Net investment income (loss)                                    120       (366)        53      (555)        1,709
   Net realized gain (loss)                                         (9)      (855)        (9)   (1,001)         (332)
   Capital gain distribution from mutual funds                      --      4,046        594     3,563        11,406
   Change in unrealized appreciation (depreciation) of
     investments                                                  (223)    (6,780)      (441)   (4,629)      (18,649)
                                                              --------    -------    -------  --------    ----------
Increase (decrease) in net assets from operations                 (112)    (3,955)       197    (2,622)       (5,866)
                                                              --------    -------    -------  --------    ----------
From contract transactions:
   Payments received from contract owners                       32,416     53,910     10,192   109,391       585,888
   Payments for contract benefits or terminations                   --         --         --      (519)       (1,751)
   Transfers between sub-accounts (including fixed
     account), net                                              23,876      4,060      1,905     2,116         6,025
   Contract maintenance charges                                     --         --         --        --          (154)
                                                              --------    -------    -------  --------    ----------
Increase (decrease) in net assets from contract transactions    56,292     57,970     12,097   110,988       590,008
                                                              --------    -------    -------  --------    ----------
Increase (decrease) in net assets                               56,180     54,015     12,294   108,366       584,142
Net assets at beginning of period                                   --         --         --        --            --
                                                              --------    -------    -------  --------    ----------
Net assets at end of period                                   $ 56,180    $54,015    $12,294  $108,366    $  584,142
                                                              ========    =======    =======  ========    ==========
Beginning units                                                     --         --         --        --            --
Units issued                                                     4,034      3,356      1,048     7,354        47,525
Units redeemed                                                     (44)      (609)        (9)     (677)       (4,314)
                                                              --------    -------    -------  --------    ----------
Ending units                                                     3,990      2,747      1,039     6,677        43,211
                                                              ========    =======    =======  ========    ==========

--------------------------------------------------------------------------------
                                      15

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                              SAST SA      SAST                             SAST SA T.
                                                             Legg Mason Schroder's  SAST Small & SAST Small Rowe Price
                                                              BW Large  VCP Global    Mid Cap     Company      VCP
                                                             Cap Value  Allocation     Value       Value     Balanced
                                                             Portfolio  Portfolio    Portfolio   Portfolio  Portfolio
                                                              Class 3    Class 3      Class 3     Class 3    Class 3
                                                             ---------- ----------  ------------ ---------- ----------
FOR THE YEAR ENDED DECEMBER 31, 2016
From operations:
   Dividends                                                  $  2,871  $       --    $    353    $    795  $   31,618
   Mortality and expense risk and administrative charges        (5,184)    (24,986)     (3,055)     (2,076)    (44,251)
                                                              --------  ----------    --------    --------  ----------
   Net investment income (loss)                                 (2,313)    (24,986)     (2,702)     (1,281)    (12,633)
   Net realized gain (loss)                                    (13,116)        739      (2,416)       (384)        396
   Capital gain distribution from mutual funds                 117,156      77,170      13,477      19,493          --
   Change in unrealized appreciation (depreciation) of
     investments                                               (39,993)     32,590      47,347      24,832      89,882
                                                              --------  ----------    --------    --------  ----------
Increase (decrease) in net assets from operations               61,734      85,513      55,706      42,660      77,645
                                                              --------  ----------    --------    --------  ----------
From contract transactions:
   Payments received from contract owners                      327,194   4,729,157     180,861     129,597   8,080,205
   Payments for contract benefits or terminations               (6,417)    (17,087)     (4,973)     (4,238)    (27,360)
   Transfers between sub-accounts (including fixed
     account), net                                              84,999   1,222,742      34,332      11,388   1,321,767
   Contract maintenance charges                                   (389)    (16,626)       (126)       (134)    (29,194)
                                                              --------  ----------    --------    --------  ----------
Increase (decrease) in net assets from contract transactions   405,387   5,918,186     210,094     136,613   9,345,418
                                                              --------  ----------    --------    --------  ----------
Increase (decrease) in net assets                              467,121   6,003,699     265,800     179,273   9,423,063
Net assets at beginning of period                              169,776          --      76,754      78,711          --
                                                              --------  ----------    --------    --------  ----------
Net assets at end of period                                   $636,897  $6,003,699    $342,554    $257,984  $9,423,063
                                                              ========  ==========    ========    ========  ==========
Beginning units                                                 11,953          --       4,448       5,641          --
Units issued                                                    29,876     561,661      12,823       9,664     897,617
Units redeemed                                                  (2,212)     (7,977)     (1,181)       (995)     (7,587)
                                                              --------  ----------    --------    --------  ----------
Ending units                                                    39,617     553,684      16,090      14,310     890,030
                                                              ========  ==========    ========    ========  ==========
FOR THE YEAR ENDED DECEMBER 31, 2015
From operations:
   Dividends                                                  $    280  $       --    $    176    $     38  $       --
   Mortality and expense risk and administrative charges          (862)         --        (415)       (402)         --
                                                              --------  ----------    --------    --------  ----------
   Net investment income (loss)                                   (582)         --        (239)       (364)         --
   Net realized gain (loss)                                     (2,153)         --      (2,219)       (968)         --
   Capital gain distribution from mutual funds                  18,313          --       8,062       4,764          --
   Change in unrealized appreciation (depreciation) of
     investments                                               (19,868)         --     (11,446)     (7,315)         --
                                                              --------  ----------    --------    --------  ----------
Increase (decrease) in net assets from operations               (4,290)         --      (5,842)     (3,883)         --
                                                              --------  ----------    --------    --------  ----------
From contract transactions:
   Payments received from contract owners                      171,567          --      81,095      79,255          --
   Payments for contract benefits or terminations                 (695)         --        (331)       (329)         --
   Transfers between sub-accounts (including fixed
     account), net                                               3,194          --       1,832       3,668          --
                                                              --------  ----------    --------    --------  ----------
Increase (decrease) in net assets from contract transactions   174,066          --      82,596      82,594          --
                                                              --------  ----------    --------    --------  ----------
Increase (decrease) in net assets                              169,776          --      76,754      78,711          --
Net assets at beginning of period                                   --          --          --          --          --
                                                              --------  ----------    --------    --------  ----------
Net assets at end of period                                   $169,776  $       --    $ 76,754    $ 78,711  $       --
                                                              ========  ==========    ========    ========  ==========
Beginning units                                                     --          --          --          --          --
Units issued                                                    12,975          --       5,565       6,144          --
Units redeemed                                                  (1,022)         --      (1,117)       (503)         --
                                                              --------  ----------    --------    --------  ----------
Ending units                                                    11,953          --       4,448       5,641          --
                                                              ========  ==========    ========    ========  ==========

--------------------------------------------------------------------------------
                                      16

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                                                 SAST VCP
                                                                                                 Managed
                                                                          SAST                    Asset       SAST VCP
                                                                SAST     Telecom   SAST Ultra   Allocation  Total Return
                                                             Technology  Utility   Short Bond      SAST       Balanced
                                                             Portfolio  Portfolio  Portfolio    Portfolio    Portfolio
                                                              Class 3    Class 3    Class 3      Class 3      Class 3
                                                             ---------- --------- -----------  -----------  ------------
FOR THE YEAR ENDED DECEMBER 31, 2016
From operations:
   Dividends                                                  $    --    $   905  $        --  $    97,612  $        --
   Mortality and expense risk and administrative charges         (713)      (327)      (4,195)    (151,432)    (109,576)
                                                              -------    -------  -----------  -----------  -----------
   Net investment income (loss)                                  (713)       578       (4,195)     (53,820)    (109,576)
   Net realized gain (loss)                                       977         31         (525)       6,727          899
   Capital gain distribution from mutual funds                     --        700           --      137,530           --
   Change in unrealized appreciation (depreciation) of
     investments                                               10,829     (1,047)        (457)     633,700      582,989
                                                              -------    -------  -----------  -----------  -----------
Increase (decrease) in net assets from operations              11,093        262       (5,177)     724,137      474,312
                                                              -------    -------  -----------  -----------  -----------
From contract transactions:
   Payments received from contract owners                       1,487      4,888    1,918,128   11,775,833    8,462,738
   Payments for contract benefits or terminations                (181)      (151)      (1,171)    (269,920)    (171,867)
   Transfers between sub-accounts (including fixed
     account), net                                             26,441     33,289   (1,752,732)   2,991,166    2,045,913
   Contract maintenance charges                                   (16)        --       (1,139)    (113,024)     (88,569)
                                                              -------    -------  -----------  -----------  -----------
Increase (decrease) in net assets from contract transactions   27,731     38,026      163,086   14,384,055   10,248,215
                                                              -------    -------  -----------  -----------  -----------
Increase (decrease) in net assets                              38,824     38,288      157,909   15,108,192   10,722,527
Net assets at beginning of period                              27,645      1,580       51,222    5,105,813    3,718,549
                                                              -------    -------  -----------  -----------  -----------
Net assets at end of period                                   $66,469    $39,868  $   209,131  $20,214,005  $14,441,076
                                                              =======    =======  ===========  ===========  ===========
Beginning units                                                 1,568        103        5,360      434,059      344,855
Units issued                                                    2,155      2,320      229,122    1,258,684      964,984
Units redeemed                                                   (440)       (90)    (212,285)     (66,913)     (38,887)
                                                              -------    -------  -----------  -----------  -----------
Ending units                                                    3,283      2,333       22,197    1,625,830    1,270,952
                                                              =======    =======  ===========  ===========  ===========
FOR THE YEAR ENDED DECEMBER 31, 2015
From operations:
   Mortality and expense risk and administrative charges          (37)        (1)        (320)     (19,195)     (13,385)
                                                              -------    -------  -----------  -----------  -----------
   Net investment income (loss)                                   (37)        (1)        (320)     (19,195)     (13,385)
   Net realized gain (loss)                                      (452)        --           (1)      (2,229)        (397)
   Capital gain distribution from mutual funds                     --         --           --           --          502
   Change in unrealized appreciation (depreciation) of
     investments                                                  (35)        81          (91)     (12,201)     (73,464)
                                                              -------    -------  -----------  -----------  -----------
Increase (decrease) in net assets from operations                (524)        80         (412)     (33,625)     (86,744)
                                                              -------    -------  -----------  -----------  -----------
From contract transactions:
   Payments received from contract owners                      26,534      1,500       52,752    4,679,045    3,602,749
   Payments for contract benefits or terminations                  --         --           --      (24,453)     (14,585)
   Transfers between sub-accounts (including fixed
     account), net                                              1,635         --         (963)     494,649      225,023
   Contract maintenance charges                                    --         --         (155)      (9,803)      (7,894)
                                                              -------    -------  -----------  -----------  -----------
Increase (decrease) in net assets from contract transactions   28,169      1,500       51,634    5,139,438    3,805,293
                                                              -------    -------  -----------  -----------  -----------
Increase (decrease) in net assets                              27,645      1,580       51,222    5,105,813    3,718,549
Net assets at beginning of period                                  --         --           --           --           --
                                                              -------    -------  -----------  -----------  -----------
Net assets at end of period                                   $27,645    $ 1,580  $    51,222  $ 5,105,813  $ 3,718,549
                                                              =======    =======  ===========  ===========  ===========
Beginning units                                                    --         --           --           --           --
Units issued                                                    1,973        103        5,526      442,091      347,450
Units redeemed                                                   (405)        --         (166)      (8,032)      (2,595)
                                                              -------    -------  -----------  -----------  -----------
Ending units                                                    1,568        103        5,360      434,059      344,855
                                                              =======    =======  ===========  ===========  ===========

--------------------------------------------------------------------------------
                                      17

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                              SAST VCP   T. Rowe Price T. Rowe Price T. Rowe Price T. Rowe Price
                                                                Value     Retirement    Retirement    Retirement    Retirement
                                                              Portfolio  2015 Advisor  2020 Advisor  2025 Advisor  2030 Advisor
                                                               Class 3       Class         Class         Class         Class
                                                             ----------  ------------- ------------- ------------- -------------
FOR THE YEAR ENDED DECEMBER 31, 2016
From operations:
   Dividends                                                 $   47,389   $    91,061   $   202,064   $   139,028   $   136,487
   Mortality and expense risk and administrative charges        (91,375)      (34,286)      (92,931)      (73,703)      (68,818)
                                                             ----------   -----------   -----------   -----------   -----------
   Net investment income (loss)                                 (43,986)       56,775       109,133        65,325        67,669
   Net realized gain (loss)                                         750       (14,242)     (113,836)      (65,732)      (94,147)
   Capital gain distribution from mutual funds                      831        87,267       227,322       195,903       264,169
   Change in unrealized appreciation (depreciation) of
     investments                                                827,923        79,976       326,666       297,025       227,443
                                                             ----------   -----------   -----------   -----------   -----------
Increase (decrease) in net assets from operations               785,518       209,776       549,285       492,521       465,134
                                                             ----------   -----------   -----------   -----------   -----------
From contract transactions:
   Payments received from contract owners                     3,467,804     4,878,433     4,449,020     4,041,947     3,848,058
   Payments for contract benefits or terminations              (191,510)     (768,534)     (780,408)     (149,980)     (814,910)
   Transfers between sub-accounts (including fixed
     account), net                                            1,484,899      (389,842)    2,644,487       938,942     1,946,656
   Contract maintenance charges                                 (80,526)         (747)       (4,357)       (1,400)       (1,691)
                                                             ----------   -----------   -----------   -----------   -----------
Increase (decrease) in net assets from contract transactions  4,680,667     3,719,310     6,308,742     4,829,509     4,978,113
                                                             ----------   -----------   -----------   -----------   -----------
Increase (decrease) in net assets                             5,466,185     3,929,086     6,858,027     5,322,030     5,443,247
Net assets at beginning of period                             4,413,177     1,985,993     6,686,524     4,910,708     4,933,109
                                                             ----------   -----------   -----------   -----------   -----------
Net assets at end of period                                  $9,879,362   $ 5,915,079   $13,544,551   $10,232,738   $10,376,356
                                                             ==========   ===========   ===========   ===========   ===========
Beginning units                                                 388,539     2,030,235     6,826,146     5,003,166     5,022,682
Units issued                                                    485,164     5,627,580     7,694,727     6,076,538     6,081,592
Units redeemed                                                  (71,473)   (1,953,492)   (1,488,824)   (1,263,026)   (1,175,750)
                                                             ----------   -----------   -----------   -----------   -----------
Ending units                                                    802,230     5,704,323    13,032,049     9,816,678     9,928,524
                                                             ==========   ===========   ===========   ===========   ===========
FOR THE YEAR ENDED DECEMBER 31, 2015
From operations:
   Dividends                                                 $    5,094   $    30,892   $   103,600   $    67,436   $    65,071
   Mortality and expense risk and administrative charges        (17,001)      (11,444)      (27,474)      (17,756)      (20,229)
                                                             ----------   -----------   -----------   -----------   -----------
   Net investment income (loss)                                 (11,907)       19,448        76,126        49,680        44,842
   Net realized gain (loss)                                      (2,747)      (30,489)       (7,079)       (4,514)        3,536
   Capital gain distribution from mutual funds                       --        54,061       186,157       136,339       172,123
   Change in unrealized appreciation (depreciation) of
     investments                                                (89,042)     (106,236)     (420,847)     (288,777)     (355,085)
                                                             ----------   -----------   -----------   -----------   -----------
Increase (decrease) in net assets from operations              (103,696)      (63,216)     (165,643)     (107,272)     (134,584)
                                                             ----------   -----------   -----------   -----------   -----------
From contract transactions:
   Payments received from contract owners                     4,328,497     3,739,061     4,125,765     3,161,068     3,260,743
   Payments for contract benefits or terminations               (30,188)     (766,385)      (97,793)      (10,409)       19,760
   Transfers between sub-accounts (including fixed
     account), net                                              230,554      (923,382)    2,825,392     1,867,702     1,787,550
   Contract maintenance charges                                 (11,990)          (85)       (1,197)         (381)         (360)
                                                             ----------   -----------   -----------   -----------   -----------
Increase (decrease) in net assets from contract transactions  4,516,873     2,049,209     6,852,167     5,017,980     5,067,693
                                                             ----------   -----------   -----------   -----------   -----------
Increase (decrease) in net assets                             4,413,177     1,985,993     6,686,524     4,910,708     4,933,109
Net assets at beginning of period                                    --            --            --            --            --
                                                             ----------   -----------   -----------   -----------   -----------
Net assets at end of period                                  $4,413,177   $ 1,985,993   $ 6,686,524   $ 4,910,708   $ 4,933,109
                                                             ==========   ===========   ===========   ===========   ===========
Beginning units                                                      --            --            --            --            --
Units issued                                                    398,590     4,103,978     7,209,556     5,407,376     5,132,210
Units redeemed                                                  (10,051)   (2,073,743)     (383,410)     (404,210)     (109,528)
                                                             ----------   -----------   -----------   -----------   -----------
Ending units                                                    388,539     2,030,235     6,826,146     5,003,166     5,022,682
                                                             ==========   ===========   ===========   ===========   ===========

--------------------------------------------------------------------------------
                                      18

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                   T. Rowe Price T. Rowe Price T. Rowe Price T. Rowe Price T. Rowe Price
                                                    Retirement    Retirement    Retirement    Retirement    Retirement
                                                   2035 Advisor  2040 Advisor  2045 Advisor  2050 Advisor  2055 Advisor
                                                       Class         Class         Class         Class         Class
                                                   ------------- ------------- ------------- ------------- -------------
FOR THE YEAR ENDED DECEMBER 31, 2016
From operations:
   Dividends                                        $   94,776    $    81,519   $   46,894    $   30,821    $   12,463
   Mortality and expense risk and
     administrative charges                            (53,392)       (56,429)     (30,284)      (17,981)       (7,878)
                                                    ----------    -----------   ----------    ----------    ----------
   Net investment income (loss)                         41,384         25,090       16,610        12,840         4,585
   Net realized gain (loss)                            (19,322)      (106,632)     (62,289)      (21,263)      (16,519)
   Capital gain distribution from mutual funds         222,724        244,557      137,924        89,160        30,712
   Change in unrealized appreciation
     (depreciation) of investments                     160,219        291,816      144,256        57,708        41,082
                                                    ----------    -----------   ----------    ----------    ----------
Increase (decrease) in net assets from operations      405,005        454,831      236,501       138,445        59,860
                                                    ----------    -----------   ----------    ----------    ----------
From contract transactions:
   Payments received from contract owners            3,400,508      4,027,781    2,414,513     1,867,126       706,486
   Payments for contract benefits or
     terminations                                     (343,225)      (196,016)    (116,256)     (225,267)      (98,174)
   Transfers between sub-accounts (including
     fixed account), net                             1,434,748       (171,716)      56,770       226,067        (8,273)
   Contract maintenance charges                         (1,520)        (1,235)      (1,521)       (1,089)       (1,253)
                                                    ----------    -----------   ----------    ----------    ----------
Increase (decrease) in net assets from contract
  transactions                                       4,490,511      3,658,814    2,353,506     1,866,837       598,786
                                                    ----------    -----------   ----------    ----------    ----------
Increase (decrease) in net assets                    4,895,516      4,113,645    2,590,007     2,005,282       658,646
Net assets at beginning of period                    3,208,718      3,533,166    1,929,081     1,060,101       535,675
                                                    ----------    -----------   ----------    ----------    ----------
Net assets at end of period                         $8,104,234    $ 7,646,811   $4,519,088    $3,065,383    $1,194,321
                                                    ==========    ===========   ==========    ==========    ==========
Beginning units                                      3,261,843      3,590,937    1,960,919     1,077,585       544,450
Units issued                                         4,790,564      5,189,027    3,211,409     2,053,710       876,560
Units redeemed                                        (303,966)    (1,469,260)    (856,145)     (203,820)     (280,054)
                                                    ----------    -----------   ----------    ----------    ----------
Ending units                                         7,748,441      7,310,704    4,316,183     2,927,475     1,140,956
                                                    ==========    ===========   ==========    ==========    ==========
FOR THE YEAR ENDED DECEMBER 31, 2015
From operations:
   Dividends                                        $   36,840    $    39,127   $   19,097    $   11,496    $    5,670
   Mortality and expense risk and
     administrative charges                            (12,378)       (11,901)      (6,739)       (4,651)       (2,464)
                                                    ----------    -----------   ----------    ----------    ----------
   Net investment income (loss)                         24,462         27,226       12,358         6,845         3,206
   Net realized gain (loss)                              2,461          3,223      (15,091)      (13,284)         (624)
   Capital gain distribution from mutual funds         117,889        150,713       72,455        38,702        16,820
   Change in unrealized appreciation
     (depreciation) of investments                    (231,031)      (239,055)    (119,514)      (78,164)      (32,991)
                                                    ----------    -----------   ----------    ----------    ----------
Increase (decrease) in net assets from operations      (86,219)       (57,893)     (49,792)      (45,901)      (13,589)
                                                    ----------    -----------   ----------    ----------    ----------
From contract transactions:
   Payments received from contract owners            1,920,812      2,428,361    1,515,654     1,034,213       287,897
   Payments for contract benefits or
     terminations                                       10,803        (52,775)       5,791       (84,647)       (4,052)
   Transfers between sub-accounts (including
     fixed account), net                             1,363,638      1,215,661      457,703       156,749       265,982
   Contract maintenance charges                           (316)          (188)        (275)         (313)         (563)
                                                    ----------    -----------   ----------    ----------    ----------
Increase (decrease) in net assets from contract
  transactions                                       3,294,937      3,591,059    1,978,873     1,106,002       549,264
                                                    ----------    -----------   ----------    ----------    ----------
Increase (decrease) in net assets                    3,208,718      3,533,166    1,929,081     1,060,101       535,675
Net assets at beginning of period                           --             --           --            --            --
                                                    ----------    -----------   ----------    ----------    ----------
Net assets at end of period                         $3,208,718    $ 3,533,166   $1,929,081    $1,060,101    $  535,675
                                                    ==========    ===========   ==========    ==========    ==========
Beginning units                                             --             --           --            --            --
Units issued                                         3,369,457      3,838,073    2,256,103     1,316,372       571,863
Units redeemed                                        (107,614)      (247,136)    (295,184)     (238,787)      (27,413)
                                                    ----------    -----------   ----------    ----------    ----------
Ending units                                         3,261,843      3,590,937    1,960,919     1,077,585       544,450
                                                    ==========    ===========   ==========    ==========    ==========

--------------------------------------------------------------------------------
                                      19

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                             Vanguard                   Vanguard      Vanguard
                                                             T. Rowe Price LifeStrategy   Vanguard    LifeStrategy    Long-Term
                                                              Retirement   Conservative LifeStrategy    Moderate     Investment-
                                                             2060 Advisor  Growth Fund  Growth Fund   Growth Fund    Grade Fund
                                                                 Class      Inv Shares   Inv Shares    Inv Shares    Inv Shares
                                                             ------------- ------------ ------------  ------------  ------------
FOR THE YEAR ENDED DECEMBER 31, 2016
From operations:
   Dividends                                                   $   7,163   $ 1,896,558  $  4,781,102  $  4,991,283  $ 12,914,456
   Mortality and expense risk and administrative charges          (5,454)   (1,033,345)   (2,539,934)   (2,707,328)   (3,809,168)
   Reimbursements of expenses                                         --            --            --            --       780,645
                                                               ---------   -----------  ------------  ------------  ------------
   Net investment income (loss)                                    1,709       863,213     2,241,168     2,283,955     9,885,933
   Net realized gain (loss)                                        1,166     1,520,607     6,849,433     7,836,112    (4,165,666)
   Capital gain distribution from mutual funds                    11,461       182,621        25,424        97,237     5,131,145
   Change in unrealized appreciation (depreciation) of
     investments                                                  27,281     1,246,126     5,254,904     2,406,235     2,559,513
                                                               ---------   -----------  ------------  ------------  ------------
Increase (decrease) in net assets from operations                 41,617     3,812,567    14,370,929    12,623,539    13,410,925
                                                               ---------   -----------  ------------  ------------  ------------
From contract transactions:
   Payments received from contract owners                        410,418    10,410,562    20,101,589    23,609,349    17,557,851
   Payments for contract benefits or terminations                (53,058)   (8,168,448)  (15,220,615)  (21,159,492)  (30,186,391)
   Transfers between sub-accounts (including fixed
     account), net                                               (93,171)   (1,860,492)   (6,272,934)   (9,771,243)   59,161,906
   Contract maintenance charges                                   (1,510)      (52,173)     (133,881)     (178,206)     (414,398)
   Adjustments to net assets allocated to contracts in
     payout period                                                    --           244        (2,990)          (55)          (19)
                                                               ---------   -----------  ------------  ------------  ------------
Increase (decrease) in net assets from contract transactions     262,679       329,693    (1,528,831)   (7,499,647)   46,118,949
                                                               ---------   -----------  ------------  ------------  ------------
Increase (decrease) in net assets                                304,296     4,142,260    12,842,098     5,123,892    59,529,874
Net assets at beginning of period                                438,354    82,922,231   205,501,987   221,140,490   233,832,782
                                                               ---------   -----------  ------------  ------------  ------------
Net assets at end of period                                    $ 742,650   $87,064,491  $218,344,085  $226,264,382  $293,362,656
                                                               =========   ===========  ============  ============  ============
Beginning units                                                  445,270    42,527,347    97,409,481   106,333,540    73,061,910
Units issued                                                     552,555     5,730,461     6,143,125     6,126,071    33,665,923
Units redeemed                                                  (288,856)   (5,589,911)   (6,849,738)   (9,687,226)  (20,966,987)
                                                               ---------   -----------  ------------  ------------  ------------
Ending units                                                     708,969    42,667,897    96,702,868   102,772,385    85,760,846
                                                               =========   ===========  ============  ============  ============
FOR THE YEAR ENDED DECEMBER 31, 2015
From operations:
   Dividends                                                   $   4,039   $ 1,805,443  $  4,401,309  $  4,744,710  $ 13,057,629
   Mortality and expense risk and administrative charges          (1,385)   (1,045,564)   (2,613,577)   (2,797,553)   (3,709,133)
   Reimbursements of expenses                                         --            --            --            --       758,098
                                                               ---------   -----------  ------------  ------------  ------------
   Net investment income (loss)                                    2,654       759,879     1,787,732     1,947,157    10,106,594
   Net realized gain (loss)                                      (22,310)    2,275,524     7,896,883     7,622,301     3,306,216
   Capital gain distribution from mutual funds                     2,693       833,106     4,651,085     3,657,097     4,683,747
   Change in unrealized appreciation (depreciation) of
     investments                                                  (2,765)   (5,087,430)  (19,317,371)  (17,332,440)  (29,209,634)
                                                               ---------   -----------  ------------  ------------  ------------
Increase (decrease) in net assets from operations                (19,728)   (1,218,921)   (4,981,671)   (4,105,885)  (11,113,077)
                                                               ---------   -----------  ------------  ------------  ------------
From contract transactions:
   Payments received from contract owners                        148,073    10,538,829    20,410,319    29,327,829    20,306,868
   Payments for contract benefits or terminations                 (9,168)   (9,738,254)  (17,485,030)  (23,027,032)  (27,162,534)
   Transfers between sub-accounts (including fixed
     account), net                                               319,320    (1,109,121)   (6,414,360)   (5,491,681)  (77,293,063)
   Contract maintenance charges                                     (143)      (52,256)     (139,818)     (176,188)     (419,696)
   Adjustments to net assets allocated to contracts in
     payout period                                                    --           504        (2,951)           35       (29,422)
                                                               ---------   -----------  ------------  ------------  ------------
Increase (decrease) in net assets from contract transactions     458,082      (360,298)   (3,631,840)      632,963   (84,597,847)
                                                               ---------   -----------  ------------  ------------  ------------
Increase (decrease) in net assets                                438,354    (1,579,219)   (8,613,511)   (3,472,922)  (95,710,924)
Net assets at beginning of period                                     --    84,501,450   214,115,498   224,613,412   329,543,706
                                                               ---------   -----------  ------------  ------------  ------------
Net assets at end of period                                    $ 438,354   $82,922,231  $205,501,987  $221,140,490  $233,832,782
                                                               =========   ===========  ============  ============  ============
Beginning units                                                       --    42,734,912    99,085,412   106,092,172   100,256,578
Units issued                                                     770,048     5,595,048     6,001,114     9,395,277     8,431,260
Units redeemed                                                  (324,778)   (5,802,613)   (7,677,045)   (9,153,909)  (35,625,928)
                                                               ---------   -----------  ------------  ------------  ------------
Ending units                                                     445,270    42,527,347    97,409,481   106,333,540    73,061,910
                                                               =========   ===========  ============  ============  ============

--------------------------------------------------------------------------------
                                      20

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                     Vanguard                                       VALIC
                                                     Long-Term      Vanguard        Vanguard      Company I        VALIC
                                                     Treasury      Wellington      Windsor II       Asset        Company I
                                                     Fund Inv       Fund Inv        Fund Inv      Allocation     Blue Chip
                                                      Shares         Shares          Shares          Fund       Growth Fund
                                                   ------------  --------------  --------------  ------------  ------------
FOR THE YEAR ENDED DECEMBER 31, 2016
From operations:
   Dividends                                       $  6,634,970  $   45,972,661  $   40,412,716  $  3,308,717  $         --
   Mortality and expense risk and administrative
     charges                                         (3,132,051)    (20,899,349)    (19,390,711)   (1,558,377)   (5,416,466)
   Reimbursements of expenses                           650,377              --              --            --            --
                                                   ------------  --------------  --------------  ------------  ------------
   Net investment income (loss)                       4,153,296      25,073,312      21,022,005     1,750,340    (5,416,466)
   Net realized gain (loss)                             606,522      48,280,237      82,496,949     1,848,215    31,952,184
   Capital gain distribution from mutual funds        5,704,409      33,459,053      88,851,675    18,228,811    70,896,864
   Change in unrealized appreciation
     (depreciation) of investments                  (11,913,278)     56,490,570      (4,897,236)  (12,137,467)  (98,771,042)
                                                   ------------  --------------  --------------  ------------  ------------
Increase (decrease) in net assets from operations    (1,449,051)    163,303,172     187,473,393     9,689,899    (1,338,460)
                                                   ------------  --------------  --------------  ------------  ------------
From contract transactions:
   Payments received from contract owners            12,808,386     121,598,886      67,209,026     9,026,159    44,192,485
   Payments for contract benefits or terminations   (24,382,503)   (157,642,452)   (140,125,919)  (13,446,645)  (50,870,268)
   Transfers between sub-accounts (including
     fixed account), net                             20,090,111     (44,817,219)    (75,892,347)   (9,485,241)  (28,927,600)
   Contract maintenance charges                        (236,576)     (1,014,837)       (861,335)     (139,716)     (722,932)
   Adjustments to net assets allocated to
     contracts in payout period                             845      (2,317,052)        (22,982)        4,381          (944)
                                                   ------------  --------------  --------------  ------------  ------------
Increase (decrease) in net assets from contract
  transactions                                        8,280,263     (84,192,674)   (149,693,557)  (14,041,062)  (36,329,259)
                                                   ------------  --------------  --------------  ------------  ------------
Increase (decrease) in net assets                     6,831,212      79,110,498      37,779,836    (4,351,163)  (37,667,719)
Net assets at beginning of period                   234,777,345   1,739,836,354   1,656,936,168   164,771,108   594,477,478
                                                   ------------  --------------  --------------  ------------  ------------
Net assets at end of period                        $241,608,557  $1,818,946,852  $1,694,716,004  $160,419,945  $556,809,759
                                                   ============  ==============  ==============  ============  ============
Beginning units                                      71,630,465     458,029,060     471,076,938    22,848,552   315,722,066
Units issued                                         10,842,826      14,441,455       2,740,349       943,591    12,722,175
Units redeemed                                       (8,886,405)    (32,949,863)    (42,621,502)   (2,921,161)  (31,462,837)
                                                   ------------  --------------  --------------  ------------  ------------
Ending units                                         73,586,886     439,520,652     431,195,785    20,870,982   296,981,404
                                                   ============  ==============  ==============  ============  ============
FOR THE YEAR ENDED DECEMBER 31, 2015
From operations:
   Dividends                                       $  6,950,830  $   46,048,453  $   38,215,220  $  3,608,630  $         --
   Mortality and expense risk and administrative
     charges                                         (3,031,373)    (21,545,552)    (21,281,080)   (1,696,832)   (5,567,851)
   Reimbursements of expenses                           629,358              --              --            --            --
                                                   ------------  --------------  --------------  ------------  ------------
   Net investment income (loss)                       4,548,815      24,502,901      16,934,140     1,911,798    (5,567,851)
   Net realized gain (loss)                           2,539,932      46,661,295      76,541,969     3,811,329    25,697,399
   Capital gain distribution from mutual funds        6,161,628      62,926,768      86,651,691    10,527,957    51,262,709
   Change in unrealized appreciation
     (depreciation) of investments                  (19,530,896)   (154,742,332)   (256,859,923)  (18,499,201)  (17,800,225)
                                                   ------------  --------------  --------------  ------------  ------------
Increase (decrease) in net assets from operations    (6,280,521)    (20,651,368)    (76,732,123)   (2,248,117)   53,592,032
                                                   ------------  --------------  --------------  ------------  ------------
From contract transactions:
   Payments received from contract owners            11,709,401     116,290,256      76,894,652    12,665,432    43,130,877
   Payments for contract benefits or terminations   (23,903,099)   (173,708,607)   (165,062,484)  (13,438,695)  (50,697,348)
   Transfers between sub-accounts (including
     fixed account), net                            (11,273,176)    (10,872,018)    (23,047,553)   (7,440,118)    6,607,687
   Contract maintenance charges                        (234,888)     (1,048,738)       (894,323)     (140,358)     (743,429)
   Adjustments to net assets allocated to
     contracts in payout period                           3,182        (325,033)         (4,702)       (2,979)         (848)
                                                   ------------  --------------  --------------  ------------  ------------
Increase (decrease) in net assets from contract
  transactions                                      (23,698,580)    (69,664,140)   (112,114,410)   (8,356,718)   (1,703,061)
                                                   ------------  --------------  --------------  ------------  ------------
Increase (decrease) in net assets                   (29,979,101)    (90,315,508)   (188,846,533)  (10,604,835)   51,888,971
Net assets at beginning of period                   264,756,446   1,830,151,862   1,845,782,701   175,375,943   542,588,507
                                                   ------------  --------------  --------------  ------------  ------------
Net assets at end of period                        $234,777,345  $1,739,836,354  $1,656,936,168  $164,771,108  $594,477,478
                                                   ============  ==============  ==============  ============  ============
Beginning units                                      79,135,119     475,391,229     501,441,264    23,983,803   316,697,102
Units issued                                          4,684,223      11,895,612       6,586,292     1,375,538    20,745,433
Units redeemed                                      (12,188,877)    (29,257,781)    (36,950,618)   (2,510,789)  (21,720,469)
                                                   ------------  --------------  --------------  ------------  ------------
Ending units                                         71,630,465     458,029,060     471,076,938    22,848,552   315,722,066
                                                   ============  ==============  ==============  ============  ============

--------------------------------------------------------------------------------
                                      21

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                   VALIC                                      VALIC
                                                      VALIC      Company I        VALIC         VALIC       Company I
                                                    Company I     Capital       Company I     Company I      Dynamic
                                                    Broad Cap   Conservation   Core Equity     Dividend     Allocation
                                                    Value Fund      Fund          Fund        Value Fund       Fund
                                                   -----------  ------------  ------------  -------------  ------------
FOR THE YEAR ENDED DECEMBER 31, 2016
From operations:
   Dividends                                       $   643,372  $  3,157,000  $  2,547,519  $  12,695,605  $  4,911,915
   Mortality and expense risk and administrative
     charges                                          (451,686)   (1,496,247)   (2,178,511)    (5,684,704)   (2,555,465)
                                                   -----------  ------------  ------------  -------------  ------------
   Net investment income (loss)                        191,686     1,660,753       369,008      7,010,901     2,356,450
   Net realized gain (loss)                          2,753,569     1,151,069    14,918,867     17,892,872       525,787
   Capital gain distribution from mutual funds       2,947,537       341,952            --     57,332,811     9,740,651
   Change in unrealized appreciation
     (depreciation) of investments                    (303,940)     (388,156)    9,735,334      2,808,750    (3,526,008)
                                                   -----------  ------------  ------------  -------------  ------------
Increase (decrease) in net assets from operations    5,588,852     2,765,618    25,023,209     85,045,334     9,096,880
                                                   -----------  ------------  ------------  -------------  ------------
From contract transactions:
   Payments received from contract owners            2,353,787     9,139,520     4,026,531     34,483,269     4,703,611
   Payments for contract benefits or terminations   (3,985,319)  (17,989,063)  (19,222,007)   (53,729,321)  (14,806,071)
   Transfers between sub-accounts (including
     fixed account), net                            (2,962,666)  (12,667,197)   (8,881,878)    87,223,496    (5,696,110)
   Contract maintenance charges                        (90,875)     (122,664)     (112,925)      (839,938)   (2,684,022)
   Adjustments to net assets allocated to
     contracts in payout period                             --       (38,789)      (14,448)         7,704            --
                                                   -----------  ------------  ------------  -------------  ------------
Increase (decrease) in net assets from contract
  transactions                                      (4,685,073)  (21,678,193)  (24,204,727)    67,145,210   (18,482,592)
                                                   -----------  ------------  ------------  -------------  ------------
Increase (decrease) in net assets                      903,779   (18,912,575)      818,482    152,190,544    (9,385,712)
Net assets at beginning of period                   45,883,915   163,371,798   236,139,646    523,407,251   250,654,035
                                                   -----------  ------------  ------------  -------------  ------------
Net assets at end of period                        $46,787,694  $144,459,223  $236,958,128  $ 675,597,795  $241,268,323
                                                   ===========  ============  ============  =============  ============
Beginning units                                     27,164,348    43,743,787    71,810,755    199,846,204   221,754,558
Units issued                                         2,961,983     5,668,338       266,271     53,269,729     5,021,868
Units redeemed                                      (5,554,505)  (10,896,659)   (7,505,071)   (29,542,628)  (21,020,393)
                                                   -----------  ------------  ------------  -------------  ------------
Ending units                                        24,571,826    38,515,466    64,571,955    223,573,305   205,756,033
                                                   ===========  ============  ============  =============  ============
FOR THE YEAR ENDED DECEMBER 31, 2015
From operations:
   Dividends                                       $   833,847  $  3,417,885  $  2,460,948  $  12,841,824  $         --
   Mortality and expense risk and administrative
     charges                                          (481,004)   (1,617,167)   (2,462,961)    (5,755,065)   (2,749,394)
                                                   -----------  ------------  ------------  -------------  ------------
   Net investment income (loss)                        352,843     1,800,718        (2,013)     7,086,759    (2,749,394)
   Net realized gain (loss)                          3,990,173     1,231,223    17,333,667     55,452,192     2,291,321
   Capital gain distribution from mutual funds       1,544,379            --            --     39,041,697            --
   Change in unrealized appreciation
     (depreciation) of investments                  (6,767,955)   (4,230,513)  (24,146,103)  (108,933,557)  (14,400,057)
                                                   -----------  ------------  ------------  -------------  ------------
Increase (decrease) in net assets from operations     (880,560)   (1,198,572)   (6,814,449)    (7,352,909)  (14,858,130)
                                                   -----------  ------------  ------------  -------------  ------------
From contract transactions:
   Payments received from contract owners            3,829,742     8,812,165     4,767,827     41,003,516    12,487,897
   Payments for contract benefits or terminations   (5,102,350)  (19,934,025)  (20,477,895)   (49,481,995)  (12,887,868)
   Transfers between sub-accounts (including
     fixed account), net                            (1,436,793)   (1,318,956)  (11,795,059)  (100,444,662)   (1,810,076)
   Contract maintenance charges                        (84,091)     (126,324)     (119,655)      (790,969)   (2,425,695)
   Adjustments to net assets allocated to
     contracts in payout period                             --      (199,621)        6,746         (3,822)           --
                                                   -----------  ------------  ------------  -------------  ------------
Increase (decrease) in net assets from contract
  transactions                                      (2,793,492)  (12,766,761)  (27,618,036)  (109,717,932)   (4,635,742)
                                                   -----------  ------------  ------------  -------------  ------------
Increase (decrease) in net assets                   (3,674,052)  (13,965,333)  (34,432,485)  (117,070,841)  (19,493,872)
Net assets at beginning of period                   49,557,967   177,337,131   270,572,131    640,478,092   270,147,907
                                                   -----------  ------------  ------------  -------------  ------------
Net assets at end of period                        $45,883,915  $163,371,798  $236,139,646  $ 523,407,251  $250,654,035
                                                   ===========  ============  ============  =============  ============
Beginning units                                     28,660,184    47,679,527    79,935,818    240,335,035   225,671,419
Units issued                                         4,014,916     4,463,047       350,133     10,078,672    13,311,519
Units redeemed                                      (5,510,752)   (8,398,787)   (8,475,196)   (50,567,503)  (17,228,380)
                                                   -----------  ------------  ------------  -------------  ------------
Ending units                                        27,164,348    43,743,787    71,810,755    199,846,204   221,754,558
                                                   ===========  ============  ============  =============  ============

--------------------------------------------------------------------------------
                                      22

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                       VALIC                                       VALIC
                                                     Company I        VALIC          VALIC       Company I       VALIC
                                                     Emerging       Company I      Company I   Global Social   Company I
                                                     Economies    Foreign Value   Global Real    Awareness      Global
                                                       Fund           Fund        Estate Fund      Fund      Strategy Fund
                                                   -------------  -------------  ------------  ------------- -------------
FOR THE YEAR ENDED DECEMBER 31, 2016
From operations:
   Dividends                                       $  14,494,385  $  16,425,097  $ 10,847,353  $  6,947,853  $ 25,857,183
   Mortality and expense risk and administrative
     charges                                          (5,186,374)    (7,023,857)   (3,444,614)   (3,321,856)   (3,938,365)
                                                   -------------  -------------  ------------  ------------  ------------
   Net investment income (loss)                        9,308,011      9,401,240     7,402,739     3,625,997    21,918,818
   Net realized gain (loss)                              168,328     27,705,531       681,920    10,438,511     5,703,134
   Capital gain distribution from mutual funds                --             --    15,479,413            --    30,472,900
   Change in unrealized appreciation
     (depreciation) of investments                    45,019,663     42,551,854   (18,571,038)    6,844,961   (41,888,658)
                                                   -------------  -------------  ------------  ------------  ------------
Increase (decrease) in net assets from operations     54,496,002     79,658,625     4,993,034    20,909,469    16,206,194
                                                   -------------  -------------  ------------  ------------  ------------
From contract transactions:
   Payments received from contract owners             37,250,874     38,186,760    24,196,597    16,055,687    18,474,712
   Payments for contract benefits or terminations    (47,838,510)   (68,150,640)  (33,122,496)  (30,246,945)  (35,161,851)
   Transfers between sub-accounts (including
     fixed account), net                              69,446,740    (30,999,514)  (31,859,321)   24,242,319   (39,842,307)
   Contract maintenance charges                         (278,849)      (617,031)     (257,436)     (166,184)     (392,201)
   Adjustments to net assets allocated to
     contracts in payout period                          (12,693)        (1,858)       (1,570)       (8,856)       (3,456)
                                                   -------------  -------------  ------------  ------------  ------------
Increase (decrease) in net assets from contract
  transactions                                        58,567,562    (61,582,283)  (41,044,226)    9,876,021   (56,925,103)
                                                   -------------  -------------  ------------  ------------  ------------
Increase (decrease) in net assets                    113,063,564     18,076,342   (36,051,192)   30,785,490   (40,718,909)
Net assets at beginning of period                    501,780,320    734,683,542   363,703,122   351,899,865   447,174,232
                                                   -------------  -------------  ------------  ------------  ------------
Net assets at end of period                        $ 614,843,884  $ 752,759,884  $327,651,930  $382,685,355  $406,455,323
                                                   =============  =============  ============  ============  ============
Beginning units                                      660,910,371    629,024,693   275,159,684    63,101,430   246,487,329
Units issued                                         132,952,450     18,877,175    12,977,092     5,971,109     4,136,513
Units redeemed                                       (60,704,929)   (66,880,562)  (43,424,468)   (4,499,303)  (35,714,389)
                                                   -------------  -------------  ------------  ------------  ------------
Ending units                                         733,157,892    581,021,306   244,712,308    64,573,236   214,909,453
                                                   =============  =============  ============  ============  ============
FOR THE YEAR ENDED DECEMBER 31, 2015
From operations:
   Dividends                                       $  12,933,124  $  22,917,266  $ 10,408,207  $  8,156,084  $ 13,495,609
   Mortality and expense risk and administrative
     charges                                          (5,471,298)    (8,036,775)   (3,934,273)   (3,587,908)   (4,646,800)
                                                   -------------  -------------  ------------  ------------  ------------
   Net investment income (loss)                        7,461,826     14,880,491     6,473,934     4,568,176     8,848,809
   Net realized gain (loss)                           11,623,317     27,609,717    15,485,855    27,412,862    12,983,423
   Capital gain distribution from mutual funds                --             --    10,493,453            --    15,821,652
   Change in unrealized appreciation
     (depreciation) of investments                  (107,532,624)  (105,274,526)  (36,379,545)  (34,986,568)  (64,880,406)
                                                   -------------  -------------  ------------  ------------  ------------
Increase (decrease) in net assets from operations    (88,447,481)   (62,784,318)   (3,926,303)   (3,005,530)  (27,226,522)
                                                   -------------  -------------  ------------  ------------  ------------
From contract transactions:
   Payments received from contract owners             41,466,994     44,504,550    33,645,138    16,571,936    23,350,738
   Payments for contract benefits or terminations    (49,657,320)   (80,765,163)  (34,628,776)  (32,854,555)  (47,629,312)
   Transfers between sub-accounts (including
     fixed account), net                               1,585,027     (8,642,804)  (38,362,130)  (33,465,644)   (7,545,844)
   Contract maintenance charges                         (238,120)      (648,689)     (284,704)     (174,060)     (417,716)
   Adjustments to net assets allocated to
     contracts in payout period                           (8,051)        (1,541)           43        (6,792)      (10,690)
                                                   -------------  -------------  ------------  ------------  ------------
Increase (decrease) in net assets from contract
  transactions                                        (6,851,470)   (45,553,647)  (39,630,429)  (49,929,115)  (32,252,824)
                                                   -------------  -------------  ------------  ------------  ------------
Increase (decrease) in net assets                    (95,298,951)  (108,337,965)  (43,556,732)  (52,934,645)  (59,479,346)
Net assets at beginning of period                    597,079,271    843,021,507   407,259,854   404,834,510   506,653,578
                                                   -------------  -------------  ------------  ------------  ------------
Net assets at end of period                        $ 501,780,320  $ 734,683,542  $363,703,122  $351,899,865  $447,174,232
                                                   =============  =============  ============  ============  ============
Beginning units                                      665,527,599    662,436,645   305,179,712    71,601,453   263,440,548
Units issued                                          71,475,890     23,534,859    19,675,021     1,203,702     5,714,219
Units redeemed                                       (76,093,118)   (56,946,811)  (49,695,049)   (9,703,725)  (22,667,438)
                                                   -------------  -------------  ------------  ------------  ------------
Ending units                                         660,910,371    629,024,693   275,159,684    63,101,430   246,487,329
                                                   =============  =============  ============  ============  ============

--------------------------------------------------------------------------------
                                      23

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                       VALIC         VALIC                                       VALIC
                                                     Company I     Company I        VALIC                      Company I
                                                     Government    Government     Company I       VALIC         Health
                                                   Money Market I  Securities     Growth &      Company I      Sciences
                                                        Fund          Fund       Income Fund   Growth Fund       Fund
                                                   -------------- ------------  ------------  -------------  -------------
FOR THE YEAR ENDED DECEMBER 31, 2016
From operations:
   Dividends                                        $     32,447  $  2,578,090  $  1,313,843  $   5,868,376  $          --
   Mortality and expense risk and administrative
     charges                                          (3,038,051)   (1,046,282)     (995,924)    (8,454,678)    (7,386,083)
                                                    ------------  ------------  ------------  -------------  -------------
   Net investment income (loss)                       (3,005,604)    1,531,808       317,919     (2,586,302)    (7,386,083)
   Net realized gain (loss)                                   --       369,128     7,854,623     98,388,109    100,386,666
   Capital gain distribution from mutual funds                --            --     4,859,974    145,286,067    113,022,837
   Change in unrealized appreciation
     (depreciation) of investments                            --    (1,918,748)   (3,057,284)  (209,033,566)  (306,007,197)
                                                    ------------  ------------  ------------  -------------  -------------
Increase (decrease) in net assets from operations     (3,005,604)      (17,812)    9,975,232     32,054,308    (99,983,777)
                                                    ------------  ------------  ------------  -------------  -------------
From contract transactions:
   Payments received from contract owners            119,109,479     5,180,346     4,721,985     26,302,972     49,118,248
   Payments for contract benefits or terminations    (39,805,279)  (11,315,945)   (9,922,396)   (72,956,921)   (60,307,292)
   Transfers between sub-accounts (including
     fixed account), net                             (73,460,322)   13,386,839    (6,474,668)   (90,347,788)  (124,867,884)
   Contract maintenance charges                         (165,226)      (88,384)     (139,059)      (513,061)      (367,428)
   Adjustments to net assets allocated to
     contracts in payout period                             (549)       (1,990)       (1,647)        (3,286)         7,411
                                                    ------------  ------------  ------------  -------------  -------------
Increase (decrease) in net assets from contract
  transactions                                         5,678,103     7,160,866   (11,815,785)  (137,518,084)  (136,416,945)
                                                    ------------  ------------  ------------  -------------  -------------
Increase (decrease) in net assets                      2,672,499     7,143,054    (1,840,553)  (105,463,776)  (236,400,722)
Net assets at beginning of period                    321,332,426   102,440,812   106,900,848    972,367,632    908,213,668
                                                    ------------  ------------  ------------  -------------  -------------
Net assets at end of period                         $324,004,925  $109,583,866  $105,060,295  $ 866,903,856  $ 671,812,946
                                                    ============  ============  ============  =============  =============
Beginning units                                      161,057,840    28,530,544    30,787,070    563,317,952    198,619,038
Units issued                                          37,812,727     7,810,264     3,453,424     31,508,431      5,911,683
Units redeemed                                       (34,873,756)   (4,929,046)   (6,748,967)  (110,953,798)   (38,755,190)
                                                    ------------  ------------  ------------  -------------  -------------
Ending units                                         163,996,811    31,411,762    27,491,527    483,872,585    165,775,531
                                                    ============  ============  ============  =============  =============
FOR THE YEAR ENDED DECEMBER 31, 2015
From operations:
   Dividends                                        $     32,457  $  2,495,469  $  1,070,810  $   5,906,799  $          --
   Mortality and expense risk and administrative
     charges                                          (3,072,531)   (1,029,143)   (1,071,041)    (9,380,538)    (8,555,937)
                                                    ------------  ------------  ------------  -------------  -------------
   Net investment income (loss)                       (3,040,074)    1,466,326          (231)    (3,473,739)    (8,555,937)
   Net realized gain (loss)                                   --       146,970     6,053,796     63,683,389     23,457,831
   Capital gain distribution from mutual funds                --            --            --    110,663,368    105,211,129
   Change in unrealized appreciation
     (depreciation) of investments                            --    (1,723,826)   (7,195,457)  (150,508,745)   (35,909,487)
                                                    ------------  ------------  ------------  -------------  -------------
Increase (decrease) in net assets from operations     (3,040,074)     (110,530)   (1,141,892)    20,364,273     84,203,536
                                                    ------------  ------------  ------------  -------------  -------------
From contract transactions:
   Payments received from contract owners            119,712,890     5,212,984     5,037,880     35,884,299     68,538,931
   Payments for contract benefits or terminations    (31,429,244)  (11,362,356)   (8,694,531)   (79,167,781)   (64,524,269)
   Transfers between sub-accounts (including
     fixed account), net                             (95,398,338)   (8,851,051)     (807,713)    19,163,641     79,056,504
   Contract maintenance charges                         (161,685)      (77,737)      (99,852)      (603,362)      (424,018)
   Adjustments to net assets allocated to
     contracts in payout period                             (547)       (1,134)        6,617        (10,698)        11,792
                                                    ------------  ------------  ------------  -------------  -------------
Increase (decrease) in net assets from contract
  transactions                                        (7,276,924)  (15,079,294)   (4,557,599)   (24,733,901)    82,658,940
                                                    ------------  ------------  ------------  -------------  -------------
Increase (decrease) in net assets                    (10,316,998)  (15,189,824)   (5,699,491)    (4,369,628)   166,862,476
Net assets at beginning of period                    331,649,424   117,630,636   112,600,339    976,737,260    741,351,192
                                                    ------------  ------------  ------------  -------------  -------------
Net assets at end of period                         $321,332,426  $102,440,812  $106,900,848  $ 972,367,632  $ 908,213,668
                                                    ============  ============  ============  =============  =============
Beginning units                                      164,765,549    32,589,746    32,066,742    577,668,720    180,846,975
Units issued                                          36,799,255     4,526,967     4,399,196     46,123,567     25,852,170
Units redeemed                                       (40,506,964)   (8,586,169)   (5,678,868)   (60,474,335)    (8,080,107)
                                                    ------------  ------------  ------------  -------------  -------------
Ending units                                         161,057,840    28,530,544    30,787,070    563,317,952    198,619,038
                                                    ============  ============  ============  =============  =============

--------------------------------------------------------------------------------
                                      24

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                       VALIC         VALIC          VALIC
                                                     Company I     Company I      Company I       VALIC         VALIC
                                                     Inflation   International  International   Company I     Company I
                                                     Protected   Equities Index  Government   International   Large Cap
                                                       Fund           Fund        Bond Fund    Growth Fund    Core Fund
                                                   ------------  -------------- ------------- ------------- ------------
FOR THE YEAR ENDED DECEMBER 31, 2016
From operations:
   Dividends                                       $  5,166,945   $ 23,205,767  $  4,201,528  $  5,858,409  $  5,121,591
   Mortality and expense risk and administrative
     charges                                         (4,214,692)    (7,957,766)   (1,887,416)   (3,745,945)   (1,413,058)
                                                   ------------   ------------  ------------  ------------  ------------
   Net investment income (loss)                         952,253     15,248,001     2,314,112     2,112,464     3,708,533
   Net realized gain (loss)                           7,348,001      7,918,777    (3,792,949)   13,717,388     6,599,346
   Capital gain distribution from mutual funds          785,489             --       599,012    32,277,845    26,931,165
   Change in unrealized appreciation
     (depreciation) of investments                    3,147,472    (20,992,338)    4,217,334   (63,495,526)  (26,447,900)
                                                   ------------   ------------  ------------  ------------  ------------
Increase (decrease) in net assets from operations    12,233,215      2,174,440     3,337,509   (15,387,829)   10,791,144
                                                   ------------   ------------  ------------  ------------  ------------
From contract transactions:
   Payments received from contract owners            22,295,366     53,755,141     8,711,638    16,255,580    10,264,713
   Payments for contract benefits or terminations   (46,601,780)   (75,446,634)  (18,908,567)  (32,817,762)  (14,155,161)
   Transfers between sub-accounts (including
     fixed account), net                            (11,386,667)    25,817,425    41,552,201   (45,066,954)  (18,368,788)
   Contract maintenance charges                        (732,255)      (840,839)     (301,791)     (361,258)     (179,602)
   Adjustments to net assets allocated to
     contracts in payout period                          (7,358)         1,518          (430)       (6,277)      (30,317)
                                                   ------------   ------------  ------------  ------------  ------------
Increase (decrease) in net assets from contract
  transactions                                      (36,432,694)     3,286,611    31,053,051   (61,996,671)  (22,469,155)
                                                   ------------   ------------  ------------  ------------  ------------
Increase (decrease) in net assets                   (24,199,479)     5,461,051    34,390,560   (77,384,500)  (11,678,011)
Net assets at beginning of period                   436,497,104    865,679,376   147,455,407   445,479,501   154,650,837
                                                   ------------   ------------  ------------  ------------  ------------
Net assets at end of period                        $412,297,625   $871,140,427  $181,845,967  $368,095,001  $142,972,826
                                                   ============   ============  ============  ============  ============
Beginning units                                     349,403,515    479,975,167    51,940,666   161,609,345    70,024,026
Units issued                                         28,834,100     49,742,783    20,393,252     5,196,228     3,251,583
Units redeemed                                      (57,205,487)   (47,751,337)  (10,232,137)  (27,959,468)  (13,078,636)
                                                   ------------   ------------  ------------  ------------  ------------
Ending units                                        321,032,128    481,966,613    62,101,781   138,846,105    60,196,973
                                                   ============   ============  ============  ============  ============
FOR THE YEAR ENDED DECEMBER 31, 2015
From operations:
   Dividends                                       $  8,510,455   $ 31,716,243  $  4,172,576  $  7,492,288  $  1,745,236
   Mortality and expense risk and administrative
     charges                                         (4,278,552)    (8,780,241)   (1,552,573)   (4,566,734)   (1,556,976)
                                                   ------------   ------------  ------------  ------------  ------------
   Net investment income (loss)                       4,231,903     22,936,002     2,620,003     2,925,554       188,260
   Net realized gain (loss)                           7,682,766     47,612,545    (4,181,697)   29,125,585    10,498,403
   Capital gain distribution from mutual funds          847,131             --       445,297     3,322,272    24,579,298
   Change in unrealized appreciation
     (depreciation) of investments                  (30,157,547)   (90,424,129)   (5,856,702)  (39,570,797)  (31,615,999)
                                                   ------------   ------------  ------------  ------------  ------------
Increase (decrease) in net assets from operations   (17,395,747)   (19,875,582)   (6,973,099)   (4,197,386)    3,649,962
                                                   ------------   ------------  ------------  ------------  ------------
From contract transactions:
   Payments received from contract owners            25,657,747     61,447,682     7,969,456    21,857,687    10,773,893
   Payments for contract benefits or terminations   (44,335,736)   (80,004,265)  (14,793,943)  (45,934,255)  (14,140,224)
   Transfers between sub-accounts (including
     fixed account), net                             25,993,890     26,465,184    (9,576,961)  (33,779,048)  (14,001,347)
   Contract maintenance charges                        (768,791)      (955,323)     (242,240)     (401,141)     (180,560)
   Adjustments to net assets allocated to
     contracts in payout period                          (7,505)         2,638        (3,674)       (8,137)        1,824
                                                   ------------   ------------  ------------  ------------  ------------
Increase (decrease) in net assets from contract
  transactions                                        6,539,605      6,955,916   (16,647,362)  (58,264,894)  (17,546,414)
                                                   ------------   ------------  ------------  ------------  ------------
Increase (decrease) in net assets                   (10,856,142)   (12,919,666)  (23,620,461)  (62,462,280)  (13,896,452)
Net assets at beginning of period                   447,353,246    878,599,042   171,075,868   507,941,781   168,547,289
                                                   ------------   ------------  ------------  ------------  ------------
Net assets at end of period                        $436,497,104   $865,679,376  $147,455,407  $445,479,501  $154,650,837
                                                   ============   ============  ============  ============  ============
Beginning units                                     343,815,581    477,197,431    57,426,985   181,601,799    77,828,281
Units issued                                         41,907,919     90,573,796     9,232,637     7,036,998     3,644,755
Units redeemed                                      (36,319,985)   (87,796,060)  (14,718,956)  (27,029,452)  (11,449,010)
                                                   ------------   ------------  ------------  ------------  ------------
Ending units                                        349,403,515    479,975,167    51,940,666   161,609,345    70,024,026
                                                   ============   ============  ============  ============  ============

--------------------------------------------------------------------------------
                                      25

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                                     VALIC                       VALIC
                                                       VALIC          VALIC        Company I      VALIC        Company I
                                                     Company I    Company I Mid     Mid Cap     Company I      Science &
                                                   Large Capital    Cap Index      Strategic    Nasdaq-100     Technology
                                                    Growth Fund       Fund        Growth Fund   Index Fund        Fund
                                                   ------------- --------------  ------------  ------------  -------------
FOR THE YEAR ENDED DECEMBER 31, 2016
From operations:
   Dividends                                       $  3,321,314  $   35,969,923  $         --  $  1,919,367  $          --
   Mortality and expense risk and administrative
     charges                                         (3,575,884)    (27,421,775)   (2,178,496)   (2,770,576)    (8,498,681)
                                                   ------------  --------------  ------------  ------------  -------------
   Net investment income (loss)                        (254,570)      8,548,148    (2,178,496)     (851,209)    (8,498,681)
   Net realized gain (loss)                          13,159,704     134,123,857    11,547,605    18,521,561     54,351,724
   Capital gain distribution from mutual funds       17,162,984     274,465,538    31,887,211    11,796,784    161,411,132
   Change in unrealized appreciation
     (depreciation) of investments                  (11,072,287)    102,074,943   (22,227,055)  (12,881,535)  (151,944,762)
                                                   ------------  --------------  ------------  ------------  -------------
Increase (decrease) in net assets from operations    18,995,831     519,212,486    19,029,265    16,585,601     55,319,413
                                                   ------------  --------------  ------------  ------------  -------------
From contract transactions:
   Payments received from contract owners            10,987,872     124,288,766     7,273,727    24,318,566     25,205,960
   Payments for contract benefits or terminations   (30,405,079)   (239,138,917)  (19,297,600)  (22,457,282)   (67,493,444)
   Transfers between sub-accounts (including
     fixed account), net                            (11,695,433)    (41,571,805)  (12,964,899)   (8,228,875)   (27,229,319)
   Contract maintenance charges                        (187,432)     (2,109,601)     (100,009)     (135,553)      (320,457)
   Adjustments to net assets allocated to
     contracts in payout period                         (21,006)        (48,064)       (1,145)          607        (14,754)
                                                   ------------  --------------  ------------  ------------  -------------
Increase (decrease) in net assets from contract
  transactions                                      (31,321,078)   (158,579,621)  (25,089,926)   (6,502,537)   (69,852,014)
                                                   ------------  --------------  ------------  ------------  -------------
Increase (decrease) in net assets                   (12,325,247)    360,632,865    (6,060,661)   10,083,064    (14,532,601)
Net assets at beginning of period                   380,367,232   2,837,815,823   236,154,244   288,931,614    934,907,487
                                                   ------------  --------------  ------------  ------------  -------------
Net assets at end of period                        $368,041,985  $3,198,448,688  $230,093,583  $299,014,678  $ 920,374,886
                                                   ============  ==============  ============  ============  =============
Beginning units                                     225,298,744     171,943,269   122,905,459   230,783,788    193,307,934
Units issued                                          2,034,308       7,378,171       860,218    19,445,063      3,322,818
Units redeemed                                      (20,019,816)    (15,859,974)  (13,500,772)  (24,365,062)   (17,536,107)
                                                   ------------  --------------  ------------  ------------  -------------
Ending units                                        207,313,236     163,461,466   110,264,905   225,863,789    179,094,645
                                                   ============  ==============  ============  ============  =============
FOR THE YEAR ENDED DECEMBER 31, 2015
From operations:
   Dividends                                       $  2,214,623  $   31,770,840  $         --  $  2,470,182  $          --
   Mortality and expense risk and administrative
     charges                                         (3,811,238)    (29,722,666)   (2,475,582)   (2,667,738)    (8,899,897)
                                                   ------------  --------------  ------------  ------------  -------------
   Net investment income (loss)                      (1,596,615)      2,048,174    (2,475,582)     (197,556)    (8,899,897)
   Net realized gain (loss)                          15,030,674     157,514,199    21,459,298    12,966,838     61,454,342
   Capital gain distribution from mutual funds       71,093,272     173,202,309    38,376,225     2,969,410     95,878,690
   Change in unrealized appreciation
     (depreciation) of investments                  (87,883,368)   (433,385,402)  (65,576,678)    5,495,966    (85,700,551)
                                                   ------------  --------------  ------------  ------------  -------------
Increase (decrease) in net assets from operations    (3,356,037)   (100,620,720)   (8,216,737)   21,234,658     62,732,584
                                                   ------------  --------------  ------------  ------------  -------------
From contract transactions:
   Payments received from contract owners            11,120,001     143,835,706     8,345,570    24,638,376     26,328,449
   Payments for contract benefits or terminations   (31,156,322)   (267,055,847)  (22,471,505)  (21,727,485)   (72,319,888)
   Transfers between sub-accounts (including
     fixed account), net                            (10,369,468)    (68,693,043)  (16,465,104)    8,780,129    (23,689,759)
   Contract maintenance charges                        (191,158)     (2,342,283)     (113,571)     (134,641)      (329,557)
   Adjustments to net assets allocated to
     contracts in payout period                           3,233         (24,843)       (1,244)           (6)       (14,521)
                                                   ------------  --------------  ------------  ------------  -------------
Increase (decrease) in net assets from contract
  transactions                                      (30,593,714)   (194,280,310)  (30,705,854)   11,556,373    (70,025,276)
                                                   ------------  --------------  ------------  ------------  -------------
Increase (decrease) in net assets                   (33,949,751)   (294,901,030)  (38,922,591)   32,791,031     (7,292,692)
Net assets at beginning of period                   414,316,983   3,132,716,853   275,076,835   256,140,583    942,200,179
                                                   ------------  --------------  ------------  ------------  -------------
Net assets at end of period                        $380,367,232  $2,837,815,823  $236,154,244  $288,931,614  $ 934,907,487
                                                   ============  ==============  ============  ============  =============
Beginning units                                     242,825,241     181,983,085   138,081,014   221,062,156    207,052,424
Units issued                                          2,837,453       5,274,594     3,458,558    28,056,742      3,981,832
Units redeemed                                      (20,363,950)    (15,314,410)  (18,634,113)  (18,335,110)   (17,726,322)
                                                   ------------  --------------  ------------  ------------  -------------
Ending units                                        225,298,744     171,943,269   122,905,459   230,783,788    193,307,934
                                                   ============  ==============  ============  ============  =============

--------------------------------------------------------------------------------
                                      26

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                       VALIC                                       VALIC
                                                     Company I       VALIC         VALIC         Company I       VALIC
                                                     Small Cap     Company I     Company I       Small Cap     Company I
                                                    Aggressive     Small Cap     Small Cap        Special      Small Mid
                                                    Growth Fund      Fund        Index Fund     Values Fund   Growth Fund
                                                   ------------  ------------  --------------  ------------  ------------
FOR THE YEAR ENDED DECEMBER 31, 2016
From operations:
   Dividends                                       $         --  $    603,870  $   11,792,739  $  3,108,533  $         --
   Mortality and expense risk and administrative
     charges                                           (973,765)   (2,846,675)     (8,659,845)   (1,935,056)     (997,091)
                                                   ------------  ------------  --------------  ------------  ------------
   Net investment income (loss)                        (973,765)   (2,242,805)      3,132,894     1,173,477      (997,091)
   Net realized gain (loss)                          (1,963,397)   17,036,437      54,546,868    12,977,845     9,866,303
   Capital gain distribution from mutual funds       15,059,977    47,613,903      67,586,386    20,764,804    11,644,947
   Change in unrealized appreciation
     (depreciation) of investments                  (11,984,323)  (22,533,588)     48,779,765    18,317,466   (22,090,544)
                                                   ------------  ------------  --------------  ------------  ------------
Increase (decrease) in net assets from operations       138,492    39,873,947     174,045,913    53,233,592    (1,576,385)
                                                   ------------  ------------  --------------  ------------  ------------
From contract transactions:
   Payments received from contract owners             7,921,050     5,779,410      45,287,561     7,437,869     3,520,381
   Payments for contract benefits or terminations    (9,281,514)  (23,440,027)    (73,534,636)  (16,789,896)   (8,246,637)
   Transfers between sub-accounts (including
     fixed account), net                             (7,330,093)   (9,900,391)     (5,251,812)   10,394,727   (14,627,647)
   Contract maintenance charges                         (57,751)     (124,494)       (645,270)      (67,635)      (50,065)
   Adjustments to net assets allocated to
     contracts in payout period                             (31)         (554)          4,543           483          (277)
                                                   ------------  ------------  --------------  ------------  ------------
Increase (decrease) in net assets from contract
  transactions                                       (8,748,339)  (27,686,056)    (34,139,614)      975,548   (19,404,245)
                                                   ------------  ------------  --------------  ------------  ------------
Increase (decrease) in net assets                    (8,609,847)   12,187,891     139,906,299    54,209,140   (20,980,630)
Net assets at beginning of period                   115,361,847   302,832,444     916,967,370   191,258,568   120,360,724
                                                   ------------  ------------  --------------  ------------  ------------
Net assets at end of period                        $106,752,000  $315,020,335  $1,056,873,669  $245,467,708  $ 99,380,094
                                                   ============  ============  ==============  ============  ============
Beginning units                                      53,883,079    69,598,178     168,425,599   124,945,522    75,232,723
Units issued                                          5,500,627     1,041,480      13,101,629    13,902,257     1,037,627
Units redeemed                                       (9,966,104)   (7,281,939)    (20,244,995)  (14,061,645)  (13,736,231)
                                                   ------------  ------------  --------------  ------------  ------------
Ending units                                         49,417,602    63,357,719     161,282,233   124,786,134    62,534,119
                                                   ============  ============  ==============  ============  ============
FOR THE YEAR ENDED DECEMBER 31, 2015
From operations:
   Dividends                                       $         --  $         --  $   10,854,892  $  2,057,855  $         --
   Mortality and expense risk and administrative
     charges                                         (1,104,118)   (3,277,460)     (9,687,891)   (1,992,115)   (1,203,328)
                                                   ------------  ------------  --------------  ------------  ------------
   Net investment income (loss)                      (1,104,118)   (3,277,460)      1,167,001        65,740    (1,203,328)
   Net realized gain (loss)                           4,789,490    25,742,971      78,835,894    15,770,860     7,412,354
   Capital gain distribution from mutual funds       22,125,679    53,006,575      55,921,291    16,341,316    27,361,029
   Change in unrealized appreciation
     (depreciation) of investments                  (26,401,769)  (93,632,225)   (188,166,067)  (42,592,990)  (35,241,086)
                                                   ------------  ------------  --------------  ------------  ------------
Increase (decrease) in net assets from operations      (590,718)  (18,160,139)    (52,241,881)  (10,415,074)   (1,671,031)
                                                   ------------  ------------  --------------  ------------  ------------
From contract transactions:
   Payments received from contract owners             8,005,846     6,868,788      51,587,233     7,455,027     4,525,702
   Payments for contract benefits or terminations    (9,128,006)  (29,618,056)    (86,614,504)  (20,446,123)  (10,518,411)
   Transfers between sub-accounts (including
     fixed account), net                             10,957,571   (15,816,773)    (46,279,244)   (7,507,914)    7,390,728
   Contract maintenance charges                         (64,209)     (130,280)       (685,867)      (63,637)     (100,461)
   Adjustments to net assets allocated to
     contracts in payout period                             (34)       (5,972)        (11,399)        1,987          (267)
                                                   ------------  ------------  --------------  ------------  ------------
Increase (decrease) in net assets from contract
  transactions                                        9,771,168   (38,702,293)    (82,003,781)  (20,560,660)    1,297,291
                                                   ------------  ------------  --------------  ------------  ------------
Increase (decrease) in net assets                     9,180,450   (56,862,432)   (134,245,662)  (30,975,734)     (373,740)
Net assets at beginning of period                   106,181,397   359,694,876   1,051,213,032   222,234,302   120,734,464
                                                   ------------  ------------  --------------  ------------  ------------
Net assets at end of period                        $115,361,847  $302,832,444  $  916,967,370  $191,258,568  $120,360,724
                                                   ============  ============  ==============  ============  ============
Beginning units                                      49,888,671    77,943,885     181,699,697   137,726,181    74,225,207
Units issued                                         11,855,042       457,255       9,234,680     2,728,825     8,480,333
Units redeemed                                       (7,860,634)   (8,802,962)    (22,508,778)  (15,509,484)   (7,472,817)
                                                   ------------  ------------  --------------  ------------  ------------
Ending units                                         53,883,079    69,598,178     168,425,599   124,945,522    75,232,723
                                                   ============  ============  ==============  ============  ============

--------------------------------------------------------------------------------
                                      27

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                                     VALIC         VALIC         VALIC
                                                        VALIC                      Company II    Company II    Company II
                                                      Company I       VALIC        Aggressive     Capital     Conservative
                                                     Stock Index    Company I        Growth     Appreciation     Growth
                                                        Fund        Value Fund   Lifestyle Fund     Fund     Lifestyle Fund
                                                   --------------  ------------  -------------- ------------ --------------
FOR THE YEAR ENDED DECEMBER 31, 2016
From operations:
   Dividends                                       $   95,898,589  $  1,343,902   $ 10,688,347  $   145,257   $  8,904,462
   Mortality and expense risk and administrative
     charges                                          (36,434,620)     (841,396)    (4,946,739)    (362,728)    (3,113,588)
   Reimbursements of expenses                                  --            --      1,275,837       93,779        791,444
                                                   --------------  ------------   ------------  -----------   ------------
   Net investment income (loss)                        59,463,969       502,506      7,017,445     (123,692)     6,582,318
   Net realized gain (loss)                           166,142,690     7,405,494     16,094,166    3,294,883      1,423,041
   Capital gain distribution from mutual funds        280,466,344            --     36,688,904    3,632,730     12,929,029
   Change in unrealized appreciation
     (depreciation) of investments                   (120,717,633)    2,324,681    (19,690,191)  (6,304,450)    (2,735,836)
                                                   --------------  ------------   ------------  -----------   ------------
Increase (decrease) in net assets from operations     385,355,370    10,232,681     40,110,324      499,471     18,198,552
                                                   --------------  ------------   ------------  -----------   ------------
From contract transactions:
   Payments received from contract owners             144,479,617     4,094,780     56,739,603    1,766,736     35,814,347
   Payments for contract benefits or terminations    (330,421,918)   (9,926,320)   (40,445,348)  (3,518,920)   (34,528,775)
   Transfers between sub-accounts (including
     fixed account), net                              (76,049,813)   (3,340,353)   (34,107,131)  (1,930,898)   (11,234,573)
   Contract maintenance charges                        (2,189,029)     (122,074)    (1,195,191)     (51,830)      (284,860)
   Adjustments to net assets allocated to
     contracts in payout period                          (138,870)           35          5,602           --        (27,518)
                                                   --------------  ------------   ------------  -----------   ------------
Increase (decrease) in net assets from contract
  transactions                                       (264,320,013)   (9,293,932)   (19,002,465)  (3,734,912)   (10,261,379)
                                                   --------------  ------------   ------------  -----------   ------------
Increase (decrease) in net assets                     121,035,357       938,749     21,107,859   (3,235,441)     7,937,173
Net assets at beginning of period                   3,864,262,592    90,361,531    509,379,160   39,744,607    315,811,195
                                                   --------------  ------------   ------------  -----------   ------------
Net assets at end of period                        $3,985,297,949  $ 91,300,280   $530,487,019  $36,509,166   $323,748,368
                                                   ==============  ============   ============  ===========   ============
Beginning units                                       469,712,564    46,550,338    186,171,483   23,015,325    122,366,806
Units issued                                           15,280,933     2,017,285      7,891,137    1,233,438      6,829,379
Units redeemed                                        (46,330,470)   (6,676,983)   (14,588,665)  (3,384,996)   (10,734,115)
                                                   --------------  ------------   ------------  -----------   ------------
Ending units                                          438,663,027    41,890,640    179,473,955   20,863,767    118,462,070
                                                   ==============  ============   ============  ===========   ============
FOR THE YEAR ENDED DECEMBER 31, 2015
From operations:
   Dividends                                       $   67,339,107  $  1,485,792   $  8,383,526  $   130,988   $  7,237,648
   Mortality and expense risk and administrative
     charges                                          (38,883,131)     (934,054)    (5,105,938)    (390,459)    (3,232,436)
   Reimbursements of expenses                                  --            --      1,315,686      101,171        822,148
                                                   --------------  ------------   ------------  -----------   ------------
   Net investment income (loss)                        28,455,976       551,738      4,593,274     (158,300)     4,827,360
   Net realized gain (loss)                           216,295,785     7,250,076     14,972,290    3,972,526      4,333,467
   Capital gain distribution from mutual funds        151,509,894            --     37,795,753           --     14,559,242
   Change in unrealized appreciation
     (depreciation) of investments                   (390,410,486)  (11,797,452)   (65,614,192)  (1,793,478)   (30,505,695)
                                                   --------------  ------------   ------------  -----------   ------------
Increase (decrease) in net assets from operations       5,851,169    (3,995,638)    (8,252,875)   2,020,748     (6,785,626)
                                                   --------------  ------------   ------------  -----------   ------------
From contract transactions:
   Payments received from contract owners             165,719,775     4,212,522     69,858,059    2,163,813     47,973,058
   Payments for contract benefits or terminations    (353,182,016)  (10,131,688)   (38,842,956)  (4,252,604)   (36,086,173)
   Transfers between sub-accounts (including
     fixed account), net                             (168,495,897)   (3,695,108)   (27,303,611)  (2,281,438)   (13,978,676)
   Contract maintenance charges                        (2,340,794)     (130,717)    (1,219,879)     (53,822)      (270,191)
   Adjustments to net assets allocated to
     contracts in payout period                          (457,178)           28            449           --        (29,311)
                                                   --------------  ------------   ------------  -----------   ------------
Increase (decrease) in net assets from contract
  transactions                                       (358,756,110)   (9,744,963)     2,492,062   (4,424,051)    (2,391,293)
                                                   --------------  ------------   ------------  -----------   ------------
Increase (decrease) in net assets                    (352,904,941)  (13,740,601)    (5,760,813)  (2,403,303)    (9,176,919)
Net assets at beginning of period                   4,217,167,533   104,102,132    515,139,973   42,147,910    324,988,114
                                                   --------------  ------------   ------------  -----------   ------------
Net assets at end of period                        $3,864,262,592  $ 90,361,531   $509,379,160  $39,744,607   $315,811,195
                                                   ==============  ============   ============  ===========   ============
Beginning units                                       509,445,145    51,425,430    185,272,756   25,635,001    123,317,312
Units issued                                           10,081,182     1,441,837     13,397,103    1,289,657     11,251,545
Units redeemed                                        (49,813,763)   (6,316,929)   (12,498,376)  (3,909,333)   (12,202,051)
                                                   --------------  ------------   ------------  -----------   ------------
Ending units                                          469,712,564    46,550,338    186,171,483   23,015,325    122,366,806
                                                   ==============  ============   ============  ===========   ============

--------------------------------------------------------------------------------
                                      28

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                     VALIC                        VALIC
                                                       VALIC       Company II      VALIC       Company II      VALIC
                                                     Company II    Government    Company II   International  Company II
                                                     Core Bond    Money Market   High Yield   Opportunities  Large Cap
                                                        Fund        II Fund      Bond Fund        Fund       Value Fund
                                                   -------------  ------------  ------------  ------------- ------------
FOR THE YEAR ENDED DECEMBER 31, 2016
From operations:
   Dividends                                       $  19,002,296  $     15,447  $ 16,266,115  $  6,111,143  $  2,083,167
   Mortality and expense risk and administrative
     charges                                          (9,185,669)   (1,447,742)   (3,684,867)   (5,375,377)   (1,800,665)
   Reimbursements of expenses                          2,365,187       380,964       940,893     1,385,185       452,439
                                                   -------------  ------------  ------------  ------------  ------------
   Net investment income (loss)                       12,181,814    (1,051,331)   13,522,141     2,120,951       734,941
   Net realized gain (loss)                            6,229,891            --     1,789,035    42,966,968    19,521,104
   Capital gain distribution from mutual funds         2,634,321             1            --            --            --
   Change in unrealized appreciation
     (depreciation) of investments                     4,565,184             1    26,942,861   (50,777,451)    9,290,853
                                                   -------------  ------------  ------------  ------------  ------------
Increase (decrease) in net assets from operations     25,611,210    (1,051,329)   42,254,037    (5,689,532)   29,546,898
                                                   -------------  ------------  ------------  ------------  ------------
From contract transactions:
   Payments received from contract owners             64,133,524    40,272,667    19,444,775    35,758,424    10,384,461
   Payments for contract benefits or terminations   (102,802,534)  (24,077,172)  (38,958,189)  (51,401,411)  (17,403,348)
   Transfers between sub-accounts (including
     fixed account), net                             (24,720,314)  (50,313,062)   69,012,863   (71,240,880)    6,451,175
   Contract maintenance charges                         (751,608)      (83,564)     (386,832)     (245,807)     (266,583)
   Adjustments to net assets allocated to
     contracts in payout period                              354            94        (2,822)       (2,298)       (1,312)
                                                   -------------  ------------  ------------  ------------  ------------
Increase (decrease) in net assets from contract
  transactions                                       (64,140,578)  (34,201,037)   49,109,795   (87,131,972)     (835,607)
                                                   -------------  ------------  ------------  ------------  ------------
Increase (decrease) in net assets                    (38,529,368)  (35,252,366)   91,363,832   (92,821,504)   28,711,291
Net assets at beginning of period                    931,326,862   169,405,376   357,920,693   596,947,798   175,268,726
                                                   -------------  ------------  ------------  ------------  ------------
Net assets at end of period                        $ 892,797,494  $134,153,010  $449,284,525  $504,126,294  $203,980,017
                                                   =============  ============  ============  ============  ============
Beginning units                                      478,175,881   137,896,669   151,445,812   268,732,142    65,553,811
Units issued                                          77,665,403    39,867,445    37,025,885     3,139,284    13,126,951
Units redeemed                                      (106,469,448)  (67,896,990)  (19,698,019)  (42,082,223)  (12,329,124)
                                                   -------------  ------------  ------------  ------------  ------------
Ending units                                         449,371,836   109,867,124   168,773,678   229,789,203    66,351,638
                                                   =============  ============  ============  ============  ============
FOR THE YEAR ENDED DECEMBER 31, 2015
From operations:
   Dividends                                       $  16,142,480  $     15,865  $ 16,557,431  $  7,370,676  $  2,507,491
   Mortality and expense risk and administrative
     charges                                          (7,758,434)   (1,503,651)   (3,469,656)   (5,664,457)   (1,804,372)
   Reimbursements of expenses                          1,998,806       392,962       884,435     1,461,572       463,299
                                                   -------------  ------------  ------------  ------------  ------------
   Net investment income (loss)                       10,382,852    (1,094,824)   13,972,210     3,167,791     1,166,418
   Net realized gain (loss)                            1,890,603            (1)    8,970,044    22,003,132    11,552,631
   Change in unrealized appreciation
     (depreciation) of investments                   (21,669,904)            1   (39,944,300)   18,360,482   (19,181,678)
                                                   -------------  ------------  ------------  ------------  ------------
Increase (decrease) in net assets from operations     (9,396,449)   (1,094,824)  (17,002,046)   43,531,405    (6,462,629)
                                                   -------------  ------------  ------------  ------------  ------------
From contract transactions:
   Payments received from contract owners             59,176,917    41,637,953    23,285,131    38,845,057    11,193,060
   Payments for contract benefits or terminations    (83,814,427)  (18,564,817)  (37,764,726)  (54,900,662)  (19,295,807)
   Transfers between sub-accounts (including
     fixed account), net                             251,995,659   (11,178,121)   51,461,745    23,521,008    (4,302,318)
   Contract maintenance charges                         (718,792)      (83,255)     (391,535)     (277,653)     (248,868)
   Adjustments to net assets allocated to
     contracts in payout period                              405           526            41           884          (299)
                                                   -------------  ------------  ------------  ------------  ------------
Increase (decrease) in net assets from contract
  transactions                                       226,639,762    11,812,286    36,590,656     7,188,634   (12,654,232)
                                                   -------------  ------------  ------------  ------------  ------------
Increase (decrease) in net assets                    217,243,313    10,717,462    19,588,610    50,720,039   (19,116,861)
Net assets at beginning of period                    714,083,549   158,687,914   338,332,083   546,227,759   194,385,587
                                                   -------------  ------------  ------------  ------------  ------------
Net assets at end of period                        $ 931,326,862  $169,405,376  $357,920,693  $596,947,798  $175,268,726
                                                   =============  ============  ============  ============  ============
Beginning units                                      362,992,296   129,017,658   136,270,181   264,766,357    70,147,074
Units issued                                         138,922,831    54,162,097    32,237,025    25,945,784     3,384,850
Units redeemed                                       (23,739,246)  (45,283,086)  (17,061,394)  (21,979,999)   (7,978,113)
                                                   -------------  ------------  ------------  ------------  ------------
Ending units                                         478,175,881   137,896,669   151,445,812   268,732,142    65,553,811
                                                   =============  ============  ============  ============  ============

--------------------------------------------------------------------------------
                                      29

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                                    VALIC
                                                       VALIC         VALIC        Company II       VALIC         VALIC
                                                    Company II     Company II      Moderate     Company II     Company II
                                                      Mid Cap       Mid Cap         Growth       Small Cap     Small Cap
                                                    Growth Fund    Value Fund   Lifestyle Fund  Growth Fund    Value Fund
                                                   ------------  -------------  -------------- ------------  -------------
FOR THE YEAR ENDED DECEMBER 31, 2016
From operations:
   Dividends                                       $         --  $   2,298,750   $ 17,980,092  $         --  $   5,083,574
   Mortality and expense risk and administrative
     charges                                         (1,051,066)    (8,087,610)    (7,873,697)     (696,290)    (4,189,301)
   Reimbursements of expenses                           269,122      2,113,322      2,015,643       180,764      1,093,165
                                                   ------------  -------------   ------------  ------------  -------------
   Net investment income (loss)                        (781,944)    (3,675,538)    12,122,038      (515,526)     1,987,438
   Net realized gain (loss)                          11,070,636     41,278,223     17,026,119     1,149,494     32,878,792
   Capital gain distribution from mutual funds        8,072,064    118,242,843     43,943,409     7,477,742     51,118,111
   Change in unrealized appreciation
     (depreciation) of investments                  (15,329,003)   (45,943,365)   (13,069,401)   (3,520,771)    31,557,022
                                                   ------------  -------------   ------------  ------------  -------------
Increase (decrease) in net assets from operations     3,031,753    109,902,163     60,022,165     4,590,939    117,541,363
                                                   ------------  -------------   ------------  ------------  -------------
From contract transactions:
   Payments received from contract owners             6,513,156     43,046,267    101,786,623     3,904,499     23,832,609
   Payments for contract benefits or terminations   (10,359,103)   (79,494,106)   (70,120,057)   (6,903,148)   (41,501,637)
   Transfers between sub-accounts (including
     fixed account), net                            (28,039,758)    13,874,720    (42,117,281)   (7,964,284)   (23,533,242)
   Contract maintenance charges                         (79,141)      (644,360)      (886,353)      (46,262)      (217,022)
   Adjustments to net assets allocated to
     contracts in payout period                            (241)           609            190          (699)        (2,417)
                                                   ------------  -------------   ------------  ------------  -------------
Increase (decrease) in net assets from contract
  transactions                                      (31,965,087)   (23,216,870)   (11,336,878)  (11,009,894)   (41,421,709)
                                                   ------------  -------------   ------------  ------------  -------------
Increase (decrease) in net assets                   (28,933,334)    86,685,293     48,685,287    (6,418,955)    76,119,654
Net assets at beginning of period                   129,610,284    832,661,394    794,250,082    81,854,214    426,134,704
                                                   ------------  -------------   ------------  ------------  -------------
Net assets at end of period                        $100,676,950  $ 919,346,687   $842,935,369  $ 75,435,259  $ 502,254,358
                                                   ============  =============   ============  ============  =============
Beginning units                                      70,382,216    164,205,676    284,833,140    31,398,820    127,729,895
Units issued                                          1,732,703     10,712,511     14,372,050     2,261,609      9,799,461
Units redeemed                                      (19,519,618)   (14,831,493)   (18,361,419)   (6,623,994)   (20,853,986)
                                                   ------------  -------------   ------------  ------------  -------------
Ending units                                         52,595,301    160,086,694    280,843,771    27,036,435    116,675,370
                                                   ============  =============   ============  ============  =============
FOR THE YEAR ENDED DECEMBER 31, 2015
From operations:
   Dividends                                       $         --  $   1,758,921   $ 14,632,312  $         --  $   2,930,214
   Mortality and expense risk and administrative
     charges                                         (1,300,629)    (8,236,004)    (7,937,970)     (844,252)    (4,689,922)
   Reimbursements of expenses                           333,212      2,156,022      2,031,923       219,459      1,222,315
                                                   ------------  -------------   ------------  ------------  -------------
   Net investment income (loss)                        (967,417)    (4,321,061)     8,726,265      (624,793)      (537,393)
   Net realized gain (loss)                           7,652,053     43,670,463     15,916,403     2,551,231     50,361,086
   Capital gain distribution from mutual funds       19,505,006     84,703,647     46,004,251     9,489,334     64,706,200
   Change in unrealized appreciation
     (depreciation) of investments                  (28,658,393)  (143,229,008)   (84,298,061)  (13,118,410)  (148,437,088)
                                                   ------------  -------------   ------------  ------------  -------------
Increase (decrease) in net assets from operations    (2,468,751)   (19,175,959)   (13,651,142)   (1,702,638)   (33,907,195)
                                                   ------------  -------------   ------------  ------------  -------------
From contract transactions:
   Payments received from contract owners            11,263,171     46,143,062    125,612,435     4,864,937     30,340,412
   Payments for contract benefits or terminations   (11,281,523)   (85,407,620)   (68,052,123)   (8,033,063)   (47,115,589)
   Transfers between sub-accounts (including
     fixed account), net                                982,528     25,247,825    (45,653,220)   (5,409,797)   (54,455,105)
   Contract maintenance charges                         (86,994)      (572,292)      (891,552)      (50,840)      (216,938)
   Adjustments to net assets allocated to
     contracts in payout period                            (625)         1,614             96          (774)        (1,998)
                                                   ------------  -------------   ------------  ------------  -------------
Increase (decrease) in net assets from contract
  transactions                                          876,557    (14,587,411)    11,015,636    (8,629,537)   (71,449,218)
                                                   ------------  -------------   ------------  ------------  -------------
Increase (decrease) in net assets                    (1,592,194)   (33,763,370)    (2,635,506)  (10,332,175)  (105,356,413)
Net assets at beginning of period                   131,202,478    866,424,764    796,885,588    92,186,389    531,491,117
                                                   ------------  -------------   ------------  ------------  -------------
Net assets at end of period                        $129,610,284  $ 832,661,394   $794,250,082  $ 81,854,214  $ 426,134,704
                                                   ============  =============   ============  ============  =============
Beginning units                                      70,016,818    167,438,142    281,014,873    34,657,295    147,595,203
Units issued                                          8,269,928     11,175,317     20,963,764     3,587,133      8,452,959
Units redeemed                                       (7,904,530)   (14,407,783)   (17,145,497)   (6,845,608)   (28,318,267)
                                                   ------------  -------------   ------------  ------------  -------------
Ending units                                         70,382,216    164,205,676    284,833,140    31,398,820    127,729,895
                                                   ============  =============   ============  ============  =============

--------------------------------------------------------------------------------
                                      30

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                 VALIC
                                                              Company II      VALIC
                                                               Socially     Company II
                                                              Responsible   Strategic
                                                                 Fund       Bond Fund
                                                             ------------  ------------
FOR THE YEAR ENDED DECEMBER 31, 2016
From operations:
   Dividends                                                 $ 10,123,979  $ 23,275,089
   Mortality and expense risk and administrative charges       (6,877,656)   (5,633,993)
   Reimbursements of expenses                                   1,782,837     1,444,136
                                                             ------------  ------------
   Net investment income (loss)                                 5,029,160    19,085,232
   Net realized gain (loss)                                    40,779,902    10,935,837
   Capital gain distribution from mutual funds                 44,390,105     1,823,580
   Change in unrealized appreciation (depreciation) of
     investments                                              (22,592,689)    9,883,515
                                                             ------------  ------------
Increase (decrease) in net assets from operations              67,606,478    41,728,164
                                                             ------------  ------------
From contract transactions:
   Payments received from contract owners                      47,037,083    35,770,041
   Payments for contract benefits or terminations             (67,673,126)  (53,815,189)
   Transfers between sub-accounts (including fixed
     account), net                                            (42,574,071)      830,358
   Contract maintenance charges                                  (549,095)   (1,188,543)
   Adjustments to net assets allocated to contracts in
     payout period                                                    294       (20,076)
                                                             ------------  ------------
Increase (decrease) in net assets from contract transactions  (63,758,915)  (18,423,409)
                                                             ------------  ------------
Increase (decrease) in net assets                               3,847,563    23,304,755
Net assets at beginning of period                             730,244,847   561,958,294
                                                             ------------  ------------
Net assets at end of period                                  $734,092,410  $585,263,049
                                                             ============  ============
Beginning units                                               292,339,882   216,272,613
Units issued                                                    3,983,124    15,365,405
Units redeemed                                                (27,956,056)  (21,560,251)
                                                             ------------  ------------
Ending units                                                  268,366,950   210,077,767
                                                             ============  ============
FOR THE YEAR ENDED DECEMBER 31, 2015
From operations:
   Dividends                                                 $  8,096,840  $ 21,451,902
   Mortality and expense risk and administrative charges       (7,071,149)   (5,834,553)
   Reimbursements of expenses                                   1,833,731     1,495,442
                                                             ------------  ------------
   Net investment income (loss)                                 2,859,422    17,112,791
   Net realized gain (loss)                                    21,766,367    10,344,323
   Capital gain distribution from mutual funds                         --     5,446,655
   Change in unrealized appreciation (depreciation) of
     investments                                              (22,178,422)  (48,177,389)
                                                             ------------  ------------
Increase (decrease) in net assets from operations               2,447,367   (15,273,620)
                                                             ------------  ------------
From contract transactions:
   Payments received from contract owners                      47,135,468    43,269,120
   Payments for contract benefits or terminations             (71,125,684)  (62,761,757)
   Transfers between sub-accounts (including fixed
     account), net                                             36,314,259    (9,679,985)
   Contract maintenance charges                                  (569,216)   (1,136,799)
   Adjustments to net assets allocated to contracts in
     payout period                                                   (206)       (6,827)
                                                             ------------  ------------
Increase (decrease) in net assets from contract transactions   11,754,621   (30,316,248)
                                                             ------------  ------------
Increase (decrease) in net assets                              14,201,988   (45,589,868)
Net assets at beginning of period                             716,042,859   607,548,162
                                                             ------------  ------------
Net assets at end of period                                  $730,244,847  $561,958,294
                                                             ============  ============
Beginning units                                               287,490,736   227,800,046
Units issued                                                   19,578,469     8,796,618
Units redeemed                                                (14,729,323)  (20,324,051)
                                                             ------------  ------------
Ending units                                                  292,339,882   216,272,613
                                                             ============  ============

--------------------------------------------------------------------------------
                                      31

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

The Variable Annuity Life Insurance Company Separate Account A (the Separate Account) is a segregated investment account established by The Variable Annuity Life Insurance Company (the Company) to receive and invest premium payments from variable annuity contracts issued by the Company. The Company is a wholly owned subsidiary of AGC Life Insurance Company, an indirect, wholly owned subsidiary of American International Group, Inc. (AIG).

The Separate Account includes the following variable annuity products:

Equity Director                        Polaris Choice Elite
Group Fixed and Variable Annuity       Polaris Platinum Elite
(GTS-VA)
Group Unit Purchase (GUP)              Portfolio Director
IMPACT                                 Portfolio Director Group Unallocated
                                       VA
Independence Plus                      Potentia

The Separate Account contracts are sold through the Company's exclusive sales force. The distributor of the Separate Account is AIG Capital Services, Inc., an affiliate of the Company; however, all commissions are paid by the Company. No underwriting fees are paid in connection with the distribution of these contracts.

The Separate Account is registered with the Securities and Exchange Commission as a Unit Investment Trust under the Investment Company Act of 1940, as amended. The Separate Account consists of various sub-accounts. Each sub-account invests all its investible assets in a corresponding eligible mutual fund, which is registered under the 1940 Act as open-ended management investment companies. The names in bold in the table below are the diversified, open-ended investment companies and the names below them are the names of the sub-accounts/corresponding eligible mutual funds. Collectively, all of the mutual funds are referred to as "Funds" throughout these financial statements.

For each sub-account, the financial statements are comprised of a statement of assets and liabilities as of December 31, 2016 and related statements of operations and changes in net assets for each of the years in the period then ended, all periods to reflect a full twelve month period, except as noted below.

AMERICAN BEACON ADVISORS, INC.
American Beacon Holland Large Cap
Growth Fund I Investor

ANCHOR SERIES TRUST (AST)/(A)/
AST Capital Appreciation Portfolio     AST Natural Resources Portfolio
Class 3/(o)/                           Class 3/(o)/
AST Government and Quality Bond        AST Strategic Multi-Asset Portfolio
Portfolio Class 3/(o)/                 Class 3/(c)/
AST SA BlackRock Multi-Asset Income
Portfolio Class 3/(b)(o)/

ARIEL FUND
Ariel Appreciation Fund Investor Class Ariel Fund Investor Class

FRANKLIN TEMPLETON VARIABLE INSURANCE
PRODUCTS TRUST (FTVIP)
FTVIP Franklin Founding Funds          FTVIP Templeton Global Asset
Allocation VIP Fund Class 2/(o)/       Allocation Fund
FTVIP Franklin Income VIP Fund
Class 2/(d)(o)/

GOLDMAN SACHS VARIABLE INSURANCE
TRUST (GOLDMAN SACHS VIT)
Goldman Sachs VIT Government Money
Market Fund Service Class/(o)/

INVESCO VARIABLE INSURANCE FUNDS
(INVESCO V.I.)
Invesco V.I. Balanced-Risk Commodity   Invesco V.I. Growth and Income Fund
Strategy Fund Class R5                 Series II/(o)/
Invesco V.I. Comstock Fund Series
II/(o)/

LORD ABBETT SERIES FUND, INC. (LORD
ABBETT FUND)
Lord Abbett Fund Growth and Income
Portfolio Class VC/(o)/

NEUBERGER BERMAN ADVISERS MANAGEMENT
TRUST (NEUBERGER BERMAN AMT)
Neuberger Berman AMT Guardian Trust

--------------------------------------------------------------------------------
                                      32

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

SEASONS SERIES TRUST (SST)/(A)/
SST Allocation Balanced Portfolio      SST Allocation Moderate Portfolio
Class 3/(o)/                           Class 3/(o)/
SST Allocation Growth Portfolio        SST Asset Allocation Diversified
Class 3/(o)/                           Growth Portfolio Class 3/(c)/
SST Allocation Moderate Growth
Portfolio Class 3/(o)/                 SST Real Return Portfolio Class 3/(o)/

SUNAMERICA MUTUAL FUNDS
(SUNAMERICA)/(A)/
SunAmerica 2020 High Watermark Fund
Class I

SUNAMERICA SERIES TRUST (SAST)/(A)/
SAST Aggressive Growth Portfolio       SAST High-Yield Bond Portfolio
Class 3/(o)/                           Class 3/(o)/
SAST SA AB Growth Portfolio            SAST International Diversified
Class 3/(e)(o)/                        Equities Portfolio Class 3/(o)/
SAST American Funds Asset Allocation   SAST International Growth and Income
Portfolio Class 3/(o)/                 Portfolio Class 3/(o)/
SAST American Funds Global Growth      SAST SA MFS Massachusetts Investors
Portfolio Class 3/(o)/                 Trust Portfolio Class 3/(f)(o)/
SAST American Funds Growth Portfolio   SAST SA MFS Total Return Bond
Class 3/(o)/                           Portfolio Class 3/(g)(o)/
SAST American Funds Growth-Income      SAST Mid-Cap Growth Portfolio
Portfolio Class 3/(o)/                 Class 3/(o)/
                                       SAST Real Estate Portfolio
SAST Balanced Portfolio Class 3/(o)/   Class 3/(o)/
SAST BlackRock VCP Global Multi-Asset  SAST SA Janus Focused Growth
Portfolio Class 3/(o)/                 Portfolio Class 3/(h)(o)/
SAST Blue Chip Growth Portfolio        SAST SA JPMorgan MFS Core Bond
Class 3/(o)/                           Portfolio Class 3/(i)(o)/
SAST Capital Growth Portfolio          SAST SA Legg Mason BW Large Cap Value
Class 3/(o)/                           Portfolio Class 3/(o)/
SAST Corporate Bond Portfolio          SAST Schroder's VCP Global Allocation
Class 3/(o)/                           Portfolio Class 3/(o)/
SAST Dogs of Wall Street Portfolio     SAST Small & Mid Cap Value Portfolio
Class 3/(o)/                           Class 3/(o)/
SAST Dynamic Allocation Portfolio      SAST Small Company Value Portfolio
Class 3/(o)/                           Class 3/(o)/
SAST Dynamic Strategy Portfolio        SAST SA T. Rowe Price VCP Balanced
Class 3/(o)/                           Portfolio Class 3/(o)/
SAST Emerging Markets Portfolio
Class 3/(o)/                           SAST Technology Portfolio Class 3/(o)/
SAST Equity Opportunities Portfolio    SAST Telecom Utility Portfolio
Class 3/(o)/                           Class 3/(o)/
SAST Foreign Value Portfolio           SAST Ultra Short Bond Portfolio
Class 3/(o)/                           Class 3/(j)(o)/
SAST Global Bond Portfolio             SAST VCP Managed Asset Allocation
Class 3/(o)/                           SAST Portfolio Class 3/(k)(o)/
SAST Global Equities Portfolio         SAST VCP Total Return Balanced
Class 3/(o)/                           Portfolio Class 3/(o)/
SAST Growth Opportunities Portfolio
Class 3/(o)/                           SAST VCP Value Portfolio Class 3/(o)/
SAST Growth-Income Portfolio Class 3

T. ROWE PRICE EQUITY SERIES, INC. (T.
ROWE PRICE)
T. Rowe Price Retirement 2015 Advisor  T. Rowe Price Retirement 2040 Advisor
Class                                  Class
T. Rowe Price Retirement 2020 Advisor  T. Rowe Price Retirement 2045 Advisor
Class                                  Class
T. Rowe Price Retirement 2025 Advisor  T. Rowe Price Retirement 2050 Advisor
Class                                  Class
T. Rowe Price Retirement 2030 Advisor  T. Rowe Price Retirement 2055 Advisor
Class                                  Class
T. Rowe Price Retirement 2035 Advisor  T. Rowe Price Retirement 2060 Advisor
Class                                  Class

THE VANGUARD GROUP (VANGUARD)
Vanguard LifeStrategy Conservative     Vanguard Long-Term Treasury Fund Inv
Growth Fund Inv Shares                 Shares
Vanguard LifeStrategy Growth Fund Inv
Shares                                 Vanguard Wellington Fund Inv Shares
Vanguard LifeStrategy Moderate Growth
Fund Inv Shares                        Vanguard Windsor II Fund Inv Shares
Vanguard Long-Term Investment-Grade
Fund Inv Shares

VALIC COMPANY I/(L)/
                                       VALIC Company I Inflation Protected
VALIC Company I Asset Allocation Fund  Fund
                                       VALIC Company I International
VALIC Company I Blue Chip Growth Fund  Equities Index Fund
                                       VALIC Company I International
VALIC Company I Broad Cap Value Fund   Government Bond Fund
VALIC Company I Capital Conservation   VALIC Company I International Growth
Fund                                   Fund
VALIC Company I Core Equity Fund       VALIC Company I Large Cap Core Fund
                                       VALIC Company I Large Capital Growth
VALIC Company I Dividend Value Fund    Fund
VALIC Company I Dynamic Allocation
Fund                                   VALIC Company I Mid Cap Index Fund
VALIC Company I Emerging Economies     VALIC Company I Mid Cap Strategic
Fund                                   Growth Fund
VALIC Company I Foreign Value Fund     VALIC Company I Nasdaq-100 Index Fund
VALIC Company I Global Real Estate     VALIC Company I Science & Technology
Fund                                   Fund
VALIC Company I Global Social          VALIC Company I Small Cap Aggressive
Awareness Fund                         Growth Fund
VALIC Company I Global Strategy Fund   VALIC Company I Small Cap Fund
VALIC Company I Government Money
Market I Fund/(m)/                     VALIC Company I Small Cap Index Fund
VALIC Company I Government Securities  VALIC Company I Small Cap Special
Fund                                   Values Fund
VALIC Company I Growth & Income Fund   VALIC Company I Small Mid Growth Fund
VALIC Company I Growth Fund            VALIC Company I Stock Index Fund
VALIC Company I Health Sciences Fund   VALIC Company I Value Fund

--------------------------------------------------------------------------------
                                      33

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

VALIC COMPANY II/(L)/
VALIC Company II Aggressive Growth
Lifestyle Fund                         VALIC Company II Mid Cap Growth Fund
VALIC Company II Capital Appreciation
Fund                                   VALIC Company II Mid Cap Value Fund
VALIC Company II Conservative Growth   VALIC Company II Moderate Growth
Lifestyle Fund                         Lifestyle Fund
VALIC Company II Core Bond Fund        VALIC Company II Small Cap Growth Fund
VALIC Company II Government Money
Market II Fund/(n)/                    VALIC Company II Small Cap Value Fund
                                       VALIC Company II Socially Responsible
VALIC Company II High Yield Bond Fund  Fund
VALIC Company II International
Opportunities Fund                     VALIC Company II Strategic Bond Fund
VALIC Company II Large Cap Value Fund

(a) These are affiliated investment companies. SunAmerica Asset Management Corp., an affiliate of the Company, serves as the investment advisor to Anchor Series Trust, Season Series Trust, SunAmerica Mutual Funds and SunAmerica Series Trust.
(b) Formerly AST Multi-Asset Income Portfolio.
(c) For the period September 26, 2016 (commencement of operations) to
    December 31, 2016.
(d) Formerly Franklin Income Securities Fund.
(e) Formerly SAST Alliance Growth Portfolio.
(f) Formerly SAST MFS Massachusetts Investors Trust Portfolio.
(g) Formerly SAST MFS Total Return Portfolio.
(h) Formerly SAST Marsico Focused Growth Portfolio.
(i) Formerly SAST Total Return Bond Portfolio.
(j) Formerly SAST Cash Management Portfolio.
(k) Formerly Protected Asset Allocation SAST Portfolio.
(l) These are affiliated investment companies. The Company serves as the investment adviser to the VALIC Company I and II series. VALIC Retirement Services Company, a direct, wholly owned subsidiary of the Company, serves as the transfer agent and accounting services agent to the VALIC Company I and II series. SunAmerica Asset Management LLC (SAAMCO), an affiliate of the Company, serves as investment sub-adviser to certain underlying mutual funds of each series.
(m) Formerly Money Market I Fund.
(n) Formerly Money Market II Fund.
(o) For the period May 1, 2015 (commencement of operations) to December 31,
    2016.

In addition to the sub-accounts above, a contract owner may allocate contract funds to a fixed account, which is part of the Company's general account. Contract owners should refer to the product prospectus for the available Funds and fixed account.

The assets of the Separate Account are segregated from the Company's assets. The operations of the Separate Account are part the Company. Net premiums from the contracts are allocated to the sub-accounts and invested in the Funds in accordance with contract owner instructions and are recorded as contract transactions in the Statements of Operations and Changes in Net Assets.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICY

The financial statements of the Separate Account have been prepared in conformity with accounting principles generally accepted in the United States
(GAAP). The following is a summary of significant accounting policies consistently followed by the Separate Account in the preparation of its financial statements.

USE OF ESTIMATES: The preparation of financial statements in conformity with
----------------
GAAP requires the application of accounting policies that often involve a significant degree of judgment. These accounting estimates require the use of assumptions about matters, some of which are highly uncertain at the time of estimation. To the extent actual experience differs from assumptions used, the financial statements of the Separate Account could be materially affected.

INVESTMENTS: Investments in mutual funds are valued at their closing net asset
-----------
value per share as determined by the respective mutual funds, which value their securities at fair value. Purchases and sales of shares of the Funds are made at the net asset values of such Funds. Transactions are recorded on a trade date basis. Realized gains and losses on the sales of investments are recognized at the date of sale and are determined on a first-in, first-out basis. Dividends and capital gain distributions from the Funds are recorded on the ex-dividend date and reinvested upon receipt.

--------------------------------------------------------------------------------
                                      34

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

RESERVES FOR ANNUITY CONTRACTS IN PAYOUT: Net assets allocated to contracts in
----------------------------------------
the payout period are based on industry standard mortality tables depending on the calendar year of annuitization as well as other assumptions, including provisions for the risk of adverse deviation from assumptions.

Participants are able to elect assumed interest rates between 3.00 and
6.00 percent in determining annuity payments for all contracts.

At each reporting period, the assumptions must be evaluated based on current experience, and the reserves must be adjusted accordingly. To the extent additional reserves are established due to mortality risk experience, the Company makes payments to the Separate Account. If there are excess reserves remaining at the time annuity payments cease, the assets supporting those reserves are transferred from the Separate Account to the General Account. Transfers between the General Account and the Separate Account are disclosed as adjustments to net assets allocated to contracts in payout period in the Statements of Operations and Changes in Net Assets. Annuity benefit payments are recorded as payments for contract benefits or terminations in the Statements of Operations and Changes in Net Assets.

ACCUMULATION UNIT: This is the basic valuation unit used to calculate the
-----------------
contract owner's interest. Such units are valued daily to reflect investment performance and the prorated daily deduction for expense charges.

INCOME TAXES: The operations of the Separate Account are included in the
------------
federal income tax return of the Company, which is taxed as a life insurance company under the provision of the Internal Revenue Code (the Code). Under the current provisions of the Code, the Company does not expect to incur federal income taxes on the earnings of the Separate Account to the extent that the earnings are credited under the contracts. As a result, no charge is currently made to the Separate Account for federal income taxes. The Separate Account is not treated as a regulated investment company under the Code. The Company will periodically review changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

3. FAIR VALUE MEASUREMENTS

Assets recorded at fair value in the Separate Account's Statement of Assets and Liabilities are measured and classified in a hierarchy for disclosure purposes consisting of three "levels" based on the observability of valuation inputs:

.. Level 1-- Fair value measurements based on quoted prices (unadjusted) in active markets that the Separate Account has the ability to access for identical assets or liabilities. Market price data generally is obtained from exchange or dealer markets. The Separate Account does not adjust the quoted price for such instruments.

.. Level 2-- Fair value measurements based on inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active, and inputs other that quoted prices that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals

.. Level 3-- Fair value measurements based on valuation techniques that use significant inputs that are unobservable. Both observable and unobservable inputs may be used to determine the fair value positions in Level 3. The circumstances in which there is little, if any, market activity for the asset or liability. Therefore, the Separate Account makes certain assumptions about the inputs a hypothetical market participant would use to value that asset or liability.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The Separate Account assets measured at fair value as of December 31, 2016 consist of investments in registered mutual funds that generally trade daily and are measured at fair value using quoted prices in active markets for identical assets, which are classified as Level 1 throughout the year as such there were no transfers between fair value hierarchy levels had occurred during the year. See the Schedule of Portfolio Investments for the table

--------------------------------------------------------------------------------
                                      35

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

presenting information about assets measured at fair value on a recurring basis at December 31, 2016, and respective hierarchy levels.

4. EXPENSES

Expense charges are applied against the current value of the Separate Account and are paid as follows:

SEPARATE ACCOUNT ANNUAL CHARGES: Deductions for the mortality and expense risk
-------------------------------
charges are calculated daily, at an annual rate, on the actual prior day's net asset value of the underlying Funds comprising the sub-accounts attributable to the contract owners and are paid to the Company. The mortality risk charge represents compensation to the Company for the mortality risks assumed under the contract, which is the obligation to provide payments during the payout period for the life of the contract and to provide the standard death benefit. The expense risk charge represents compensation to the Company for assuming the risk that the current contract administration charges will be insufficient to cover the cost of administering the contract in the future. These charges are included on the mortality and expense risk and administrative charges line in the Statements of Operations and Changes in Net Assets.

The exact rate depends on the particular product issued and funds selected. Expense charges for each product are as follows:

Products                                  Separate Account Annual Charges
--------                               -------------------------------------
Equity Director                        1.60% - 2.10%
GTS-VA                                 0.85% on the first $10 million
                                       0.425% on the next $90 million
                                       0.21% on the excess over $100 million
GUP                                    1.00%
IMPACT                                 0.15% - 1.00%
Independence Plus                      0.15% - 1.00%
Polaris Choice Elite                   1.30% - 1.90%
Polaris Platinum Elite                 1.30% - 1.55%
Portfolio Director                     0.15% - 1.25%
Portfolio Director Group Unallocated   0.00%
VA
Potentia                               0.95% - 1.45%

Mortality and expense risk charges of the Separate Account products (as defined to include underlying Fund expenses) are limited to the following rates based on average daily net assets:

Products                                        Expense Limitations
--------                               -------------------------------------
GTS-VA                                 0.6966% on the first $25,434,267
                                       0.50% on the first $74,565,733
                                       0.25% on the excess over $100 million
GUP                                    1.4157% on the first $359,065,787
                                       1.36% on the next $40,934,213
                                       1.32% on the excess over $400 million

CONTRACT MAINTENANCE CHARGE: During the accumulation phase, an annual contract
---------------------------
maintenance charge is assessed by the Company on the contract anniversary. In the event a full surrender, a contract maintenance charge is assessed at the date of surrender and deducted from the withdrawal proceeds. The contract maintenance charge represents a reimbursement of administrative expenses incurred by the Company related to the establishment and maintenance of the record keeping function for the Sub-accounts. These charges are included as part of the contract maintenance charges line in the Statements of Operations and Changes in Net Assets.

A contract maintenance charge of $3.75 is assessed on each contract (except those relating to GUP and GTS- VA, contracts within the Impact product are assessed a $30 annual maintenance charge and contracts within the Polaris Platinum Elite product are assessed a $50 annual maintenance charge) by the Company on the last day of the

--------------------------------------------------------------------------------
                                      36

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

calendar quarter in which the Company receives the first purchase payment, and in quarterly installments thereafter during the accumulation period.

WITHDRAWAL CHARGE: A withdrawal charge is applicable to certain contract
-----------------
withdrawals pursuant to the contract and is payable to the Company. The withdrawal charges are included as part of the payments for contract benefits or terminations line in the Statements of Operations and Changes in Net Assets.

SEPARATE ACCOUNT EXPENSE REIMBURSEMENTS OR CREDITS: Certain of the Funds or
--------------------------------------------------
their affiliates have an agreement with the Company to pay the Company for administrative and shareholder services provided to the underlying Fund. The Company applied these payments to reduce its charges to the sub-account investing in that Fund. In addition, the Company currently reimburses or credits certain sub-accounts a portion of the Company's mortality and expense risk charges. Such crediting arrangements are voluntary, and may be changed by the Company at any time. The reimbursements are included on the reimbursement of expenses line of the Statements of Operations and Changes in Net Assets.

The expense reimbursements are credited at the annual rate of 0.25 percent.

SALES AND ADMINISTRATIVE CHARGE: Certain purchase payments to certain products
-------------------------------
are subject to a sales and administrative charge. The percentage rate charged is based on the amount of purchase payment received. These charges are included as part of the payments received from contract owners line in the Statements of Operations and Changes in Net Assets.

PREMIUM TAX CHARGE: Certain states charge taxes on purchase payments up to a
------------------
maximum of 3.50 percent. Some states assess premium taxes at the time of purchase payments, while some other states assess premium taxes when annuity payments begin or upon surrender. There are certain states that do not assess premium taxes. If the law of the state requires premium taxes to be paid when purchase payments are made, the Company will deduct the tax from such payments prior to depositing the payments into the separate account. Otherwise, such tax will be deducted from the account value when annuity payments are to begin. Premium taxes are included as part of the payments received from contract owners line in the Statements of Operations and Changes in Net Assets.

GUARANTEED MINIMUM WITHDRAWAL BENEFIT (GMWB) CHARGE: Daily charges for the GMWB
---------------------------------------------------
rider are assessed through the daily unit value calculation on all policies that have elected this option. These charges are included as part of the contract maintenance charges line in the Statements of Operations and Changes in Net Assets.

The annualized GMWB charge is 0.65 percent.

--------------------------------------------------------------------------------
                                      37

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

5. PURCHASES AND SALES OF INVESTMENTS

For the year ended December 31, 2016, the aggregate cost of purchases and proceeds from the sales of investments were:

Sub-accounts                                                       Cost of Purchases Proceeds from Sales
------------                                                       ----------------- -------------------
American Beacon Holland Large Cap Growth Fund I Investor              $ 2,877,418        $ 9,132,616
AST Capital Appreciation Portfolio Class 3                                711,576            167,724
AST Government and Quality Bond Portfolio Class 3                       1,174,441             21,381
AST SA BlackRock Multi-Asset Income Portfolio Class 3                     107,855                801
AST Natural Resources Portfolio Class 3                                    13,459              1,469
Ariel Appreciation Fund Investor Class                                 81,385,552         55,991,681
Ariel Fund Investor Class                                              42,911,793         56,999,835
FTVIP Franklin Founding Funds Allocation VIP Fund Class 2                   3,485                 67
FTVIP Franklin Income VIP Fund Class 2                                    164,993             38,960
Goldman Sachs VIT Government Money Market Fund Service Class            1,459,584          1,284,220
Invesco V.I. Balanced-Risk Commodity Strategy Fund Class R5            14,090,114         89,435,988
Invesco V.I. Comstock Fund Series II                                      658,432             51,416
Invesco V.I. Growth and Income Fund Series II                             780,675             59,068
Lord Abbett Fund Growth and Income Portfolio Class VC                      74,005              6,515
SST Allocation Balanced Portfolio Class 3                                 458,894              1,980
SST Allocation Growth Portfolio Class 3                                   305,487              5,130
SST Allocation Moderate Growth Portfolio Class 3                          324,716              9,052
SST Allocation Moderate Portfolio Class 3                                 801,319              4,702
SST Real Return Portfolio Class 3                                         383,846              7,119
SunAmerica 2020 High Watermark Fund Class I                               217,202            803,224
SAST Aggressive Growth Portfolio Class 3                                   70,323              6,918
SAST SA AB Growth Portfolio Class 3                                       185,856             15,095
SAST American Funds Asset Allocation Portfolio Class 3                  2,842,982             29,575
SAST American Funds Global Growth Portfolio Class 3                       547,659             26,943
SAST American Funds Growth Portfolio Class 3                              396,268              7,864
SAST American Funds Growth-Income Portfolio Class 3                       942,098             19,051
SAST Balanced Portfolio Class 3                                           503,403             15,538
SAST BlackRock VCP Global Multi-Asset Portfolio Class 3                11,696,446             11,696
SAST Blue Chip Growth Portfolio Class 3                                   416,476             17,062
SAST Capital Growth Portfolio Class 3                                     302,979             15,141
SAST Corporate Bond Portfolio Class 3                                   1,829,361             38,468
SAST Dogs of Wall Street Portfolio Class 3                              1,151,966             25,118
SAST Dynamic Allocation Portfolio Class 3                              21,562,038            961,827
SAST Dynamic Strategy Portfolio Class 3                                17,203,731          1,302,839
SAST Emerging Markets Portfolio Class 3                                   137,209              9,860
SAST Equity Opportunities Portfolio Class 3                               418,228             40,672
SAST Foreign Value Portfolio Class 3                                      315,619             16,546
SAST Global Bond Portfolio Class 3                                        853,867             14,949
SAST Global Equities Portfolio Class 3                                      1,751                  7
SAST Growth Opportunities Portfolio Class 3                                 9,337                290
SAST Growth-Income Portfolio Class 3                                      771,828             43,875
SAST High-Yield Bond Portfolio Class 3                                    251,431             15,955
SAST International Diversified Equities Portfolio Class 3                 430,839             17,726
SAST International Growth and Income Portfolio Class 3                     91,721                587
SAST SA MFS Massachusetts Investors Trust Portfolio Class 3               736,365             34,083
SAST SA MFS Total Return Bond Portfolio Class 3                           479,693             72,325
SAST Mid-Cap Growth Portfolio Class 3                                      24,103              2,860
SAST Real Estate Portfolio Class 3                                         47,877              5,617
SAST SA Janus Focused Growth Portfolio Class 3                            176,487              8,520
SAST SA JPMorgan MFS Core Bond Portfolio Class 3                        1,557,415             37,405
SAST SA Legg Mason BW Large Cap Value Portfolio Class 3                   548,376             28,146
SAST Schroder's VCP Global Allocation Portfolio Class 3                 5,987,882             17,513
SAST Small & Mid Cap Value Portfolio Class 3                              243,587             22,717
SAST Small Company Value Portfolio Class 3                                167,807             12,982
SAST SA T. Rowe Price VCP Balanced Portfolio Class 3                    9,347,692             14,908
SAST Technology Portfolio Class 3                                          36,255              9,238
SAST Telecom Utility Portfolio Class 3                                     41,008              1,704
SAST Ultra Short Bond Portfolio Class 3                                 1,915,031          1,756,228
SAST VCP Managed Asset Allocation SAST Portfolio Class 3               14,849,061            393,479
SAST VCP Total Return Balanced Portfolio Class 3                       10,226,482             87,832
SAST VCP Value Portfolio Class 3                                        5,048,435            410,908
T. Rowe Price Retirement 2015 Advisor Class                             5,864,149          2,000,571
T. Rowe Price Retirement 2020 Advisor Class                             8,131,489          1,485,482

--------------------------------------------------------------------------------
                                      38

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Sub-accounts                                               Cost of Purchases Proceeds from Sales
------------                                               ----------------- -------------------
T. Rowe Price Retirement 2025 Advisor Class                     6,389,914          1,297,957
T. Rowe Price Retirement 2030 Advisor Class                     6,477,761          1,166,548
T. Rowe Price Retirement 2035 Advisor Class                     5,069,680            313,719
T. Rowe Price Retirement 2040 Advisor Class                     5,408,838          1,479,124
T. Rowe Price Retirement 2045 Advisor Class                     3,365,016            855,624
T. Rowe Price Retirement 2050 Advisor Class                     2,171,035            201,504
T. Rowe Price Retirement 2055 Advisor Class                       918,412            283,892
T. Rowe Price Retirement 2060 Advisor Class                       561,992            285,890
Vanguard LifeStrategy Conservative Growth Fund Inv Shares      13,116,035         11,736,863
Vanguard LifeStrategy Growth Fund Inv Shares                   16,745,347         16,002,117
Vanguard LifeStrategy Moderate Growth Fund Inv Shares          17,187,818         22,297,348
Vanguard Long-Term Investment-Grade Fund Inv Shares           133,452,146         72,335,667
Vanguard Long-Term Treasury Fund Inv Shares                    50,599,176         32,453,885
Vanguard Wellington Fund Inv Shares                           112,656,735        138,457,091
Vanguard Windsor II Fund Inv Shares                           135,745,955        175,536,923
VALIC Company I Asset Allocation Fund                          28,145,395         22,209,498
VALIC Company I Blue Chip Growth Fund                          90,045,513         60,910,108
VALIC Company I Broad Cap Value Fund                            8,353,448          9,901,575
VALIC Company I Capital Conservation Fund                      23,817,076         43,492,422
VALIC Company I Core Equity Fund                                3,311,966         27,105,580
VALIC Company I Dividend Value Fund                           214,359,582         82,907,009
VALIC Company I Dynamic Allocation Fund                        19,870,051         26,251,053
VALIC Company I Emerging Economies Fund                       121,051,258         53,135,209
VALIC Company I Foreign Value Fund                             35,211,433         87,374,520
VALIC Company I Global Real Estate Fund                        42,745,409         60,902,200
VALIC Company I Global Social Awareness Fund                   40,842,499         27,327,378
VALIC Company I Global Strategy Fund                           63,294,172         67,839,740
VALIC Company I Government Money Market I Fund                 72,351,617         69,597,383
VALIC Company I Government Securities Fund                     27,075,689         18,402,801
VALIC Company I Growth & Income Fund                           18,296,036         24,919,967
VALIC Company I Growth Fund                                   205,757,154        200,561,921
VALIC Company I Health Sciences Fund                          135,437,352        166,211,552
VALIC Company I Inflation Protected Fund                       41,128,743         75,866,480
VALIC Company I International Equities Index Fund             107,047,197         88,611,407
VALIC Company I International Government Bond Fund             65,396,482         31,443,719
VALIC Company I International Growth Fund                      51,418,466         79,032,432
VALIC Company I Large Cap Core Fund                            38,999,802         30,828,083
VALIC Company I Large Capital Growth Fund                      23,539,592         37,912,104
VALIC Company I Mid Cap Index Fund                            417,605,863        293,234,607
VALIC Company I Mid Cap Strategic Growth Fund                  33,315,945         28,672,518
VALIC Company I Nasdaq-100 Index Fund                          36,585,895         32,136,921
VALIC Company I Science & Technology Fund                     173,705,836         90,550,455
VALIC Company I Small Cap Aggressive Growth Fund               25,900,751         20,562,507
VALIC Company I Small Cap Fund                                 52,788,344         35,085,911
VALIC Company I Small Cap Index Fund                          152,805,257        116,199,603
VALIC Company I Small Cap Special Values Fund                  47,732,451         24,811,037
VALIC Company I Small Mid Growth Fund                          13,048,101         21,815,677
VALIC Company I Stock Index Fund                              491,535,485        415,999,252
VALIC Company I Value Fund                                      5,264,197         14,068,348
VALIC Company II Aggressive Growth Lifestyle Fund              68,056,856         43,361,704
VALIC Company II Capital Appreciation Fund                      5,775,552          5,998,748
VALIC Company II Conservative Growth Lifestyle Fund            39,144,596         29,892,860
VALIC Company II Core Bond Fund                               167,617,697        217,047,680
VALIC Company II Government Money Market II Fund               48,284,446         83,533,695
VALIC Company II High Yield Bond Fund                         110,753,066         48,131,414
VALIC Company II International Opportunities Fund              12,209,906         97,207,386
VALIC Company II Large Cap Value Fund                          36,077,587         36,183,935
VALIC Company II Mid Cap Growth Fund                           11,025,301         35,692,991
VALIC Company II Mid Cap Value Fund                           175,028,539         83,680,041
VALIC Company II Moderate Growth Lifestyle Fund               100,786,656         56,042,616
VALIC Company II Small Cap Growth Fund                         13,011,130         17,054,349
VALIC Company II Small Cap Value Fund                          90,822,643         79,118,259
VALIC Company II Socially Responsible Fund                     61,541,849         75,915,944
VALIC Company II Strategic Bond Fund                           64,029,329         61,594,318

--------------------------------------------------------------------------------
                                      39

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. FINANCIAL HIGHLIGHTS

The summary of unit values and units outstanding for sub-accounts, investment income ratios, total return and expense ratios, excluding expenses of the underlying mutual funds, for each of the five years in the period ended December 31, 2016, follows:

                                                                         December 31, 2016
                                                             ----------------------------------------------

                                                                         Unit Value ($)/(a)/
                                                                         -------------------      Net
Sub-accounts                                                    Units    Lowest    Highest   Assets ($)/(b)/
------------                                                 ----------- ------    -------   --------------
American Beacon Holland Large Cap Growth Fund I Investor      32,266,230  1.59       1.87      57,402,067
AST Capital Appreciation Portfolio Class 3                        36,912 22.35      23.74         868,788
AST Government and Quality Bond Portfolio Class 3                117,329 11.61      12.25       1,428,187
AST SA BlackRock Multi-Asset Income Portfolio Class 3              8,433            11.34          95,603
AST Natural Resources Portfolio Class 3                            1,604             8.40          13,477
Ariel Appreciation Fund Investor Class                       125,520,695  1.65       1.92     415,560,302
Ariel Fund Investor Class                                    127,747,087  1.70       1.81     438,241,476
FTVIP Franklin Founding Funds Allocation VIP Fund Class 2            266            13.16           3,499
FTVIP Franklin Income VIP Fund Class 2                            46,142 13.38      14.17         645,658
Goldman Sachs VIT Government Money Market Fund Service Class      17,691  9.90       9.92         175,364
Invesco V.I. Balanced-Risk Commodity Strategy Fund Class R5  301,402,901  0.62       0.66     195,116,290
Invesco V.I. Comstock Fund Series II                              56,339 15.82      16.70         931,540
Invesco V.I. Growth and Income Fund Series II                     62,992 16.53      17.46       1,088,719
Lord Abbett Fund Growth and Income Portfolio Class VC              6,154 14.58      14.86          91,268
SST Allocation Balanced Portfolio Class 3                         34,416 14.14      14.40         491,121
SST Allocation Growth Portfolio Class 3                           33,942 14.70      14.98         506,053
SST Allocation Moderate Growth Portfolio Class 3                  52,648 13.96      14.39         739,763
SST Allocation Moderate Portfolio Class 3                         56,236 14.24      14.49         803,369
SST Real Return Portfolio Class 3                                 45,485 10.98      11.46         515,635
SunAmerica 2020 High Watermark Fund Class I                    6,492,610  1.13       1.18       7,332,778
SAST Aggressive Growth Portfolio Class 3                           5,710 13.05      13.34          74,893
SAST SA AB Growth Portfolio Class 3                               11,303 19.08      19.74         222,745
SAST American Funds Asset Allocation Portfolio Class 3           180,815 14.96      15.81       2,808,498
SAST American Funds Global Growth Portfolio Class 3               37,883 15.53      16.41         617,828
SAST American Funds Growth Portfolio Class 3                      30,147 16.52      17.43         520,813
SAST American Funds Growth-Income Portfolio Class 3               58,048 16.22      16.70         967,240
SAST Balanced Portfolio Class 3                                   36,719 15.92      16.24         595,830
SAST BlackRock VCP Global Multi-Asset Portfolio Class 3        1,113,436 10.37      10.40      11,580,535
SAST Blue Chip Growth Portfolio Class 3                           30,624 16.11      17.05         518,139
SAST Capital Growth Portfolio Class 3                             27,812 14.39      15.26         420,253
SAST Corporate Bond Portfolio Class 3                            126,890 15.97      16.88       2,115,527
SAST Dogs of Wall Street Portfolio Class 3                        59,711 21.04      22.29       1,320,918
SAST Dynamic Allocation Portfolio Class 3                      3,549,403 11.77      12.12      43,002,007
SAST Dynamic Strategy Portfolio Class 3                        2,976,061 11.75      12.07      35,910,454
SAST Emerging Markets Portfolio Class 3                           19,458  9.28       9.83         189,777
SAST Equity Opportunities Portfolio Class 3                       51,588 16.39      17.33         889,133
SAST Foreign Value Portfolio Class 3                              40,197  9.72      10.24         408,274
SAST Global Bond Portfolio Class 3                                78,294 11.40      12.02         938,530
SAST Global Equities Portfolio Class 3                               141            12.75           1,800
SAST Growth Opportunities Portfolio Class 3                        1,591            17.99          28,621
SAST Growth-Income Portfolio Class 3                              62,380 16.38      17.23       1,066,113
SAST High-Yield Bond Portfolio Class 3                            22,591 14.13      15.01         330,929
SAST International Diversified Equities Portfolio Class 3         51,515  9.41       9.96         508,712
SAST International Growth and Income Portfolio Class 3            10,671  8.41       8.69          91,918
SAST SA MFS Massachusetts Investors Trust Portfolio Class 3       54,991 16.99      18.04         981,427
SAST SA MFS Total Return Bond Portfolio Class 3                   29,294 15.02      15.32         480,060
SAST Mid-Cap Growth Portfolio Class 3                              3,481 19.16      19.73          67,576
SAST Real Estate Portfolio Class 3                                 4,272 12.41      12.65          53,937
SAST SA Janus Focused Growth Portfolio Class 3                    16,283 15.05      15.94         256,997
SAST SA JPMorgan MFS Core Bond Portfolio Class 3                 150,574 11.65      13.90       2,067,602
SAST SA Legg Mason BW Large Cap Value Portfolio Class 3           39,617 15.38      16.23         636,897
SAST Schroder's VCP Global Allocation Portfolio Class 3          553,684 10.82      10.84       6,003,699
SAST Small & Mid Cap Value Portfolio Class 3                      16,090 20.38      21.51         342,554
SAST Small Company Value Portfolio Class 3                        14,310 17.22      18.16         257,984
SAST SA T. Rowe Price VCP Balanced Portfolio Class 3             890,030 10.55      10.59       9,423,063
SAST Technology Portfolio Class 3                                  3,283 19.91      20.30          66,469
SAST Telecom Utility Portfolio Class 3                             2,333 16.74      17.18          39,868
SAST Ultra Short Bond Portfolio Class 3                           22,197  8.69       8.96         209,131

                                                                For the Year Ended December 31, 2016
                                                             -------------------------------------------
                                                                               Expense         Total
                                                              Investment    Ratio (%)/(d)/ Return (%)/(e)/
                                                                Income      -------------- --------------
Sub-accounts                                                 Ratio (%)/(c)/ Lowest Highest Lowest  Highest
------------                                                 -------------  ------ ------- ------  -------
American Beacon Holland Large Cap Growth Fund I Investor         0.00        0.60   1.85    0.01     1.27
AST Capital Appreciation Portfolio Class 3                       0.00        1.30   1.90   -0.18     0.42
AST Government and Quality Bond Portfolio Class 3                1.26        1.30   1.90   -2.67    -0.09
AST SA BlackRock Multi-Asset Income Portfolio Class 3            3.28               1.30             4.90
AST Natural Resources Portfolio Class 3                          3.61               1.30            27.97
Ariel Appreciation Fund Investor Class                           0.67        0.40   1.85   10.60    12.22
Ariel Fund Investor Class                                        0.29        0.40   1.85   13.45    15.10
FTVIP Franklin Founding Funds Allocation VIP Fund Class 2        3.54               1.30            11.72
FTVIP Franklin Income VIP Fund Class 2                           5.09        1.30   1.90   11.88    12.55
Goldman Sachs VIT Government Money Market Fund Service Class     0.04        1.30   1.55   -1.00    -0.84
Invesco V.I. Balanced-Risk Commodity Strategy Fund Class R5      2.36        0.60   1.85    9.91    11.29
Invesco V.I. Comstock Fund Series II                             1.47        1.30   1.90   14.79    15.48
Invesco V.I. Growth and Income Fund Series II                    0.99        1.30   1.90   17.19    17.89
Lord Abbett Fund Growth and Income Portfolio Class VC            2.67        1.30   1.55   15.32    15.61
SST Allocation Balanced Portfolio Class 3                        1.74        1.30   1.55    3.62     3.88
SST Allocation Growth Portfolio Class 3                          2.31        1.30   1.55    4.12     4.38
SST Allocation Moderate Growth Portfolio Class 3                 1.76        1.30   1.65    3.93     4.29
SST Allocation Moderate Portfolio Class 3                        1.87        1.30   1.55    3.95     4.21
SST Real Return Portfolio Class 3                                0.00        1.30   1.90    1.75     2.36
SunAmerica 2020 High Watermark Fund Class I                      2.83        0.85   1.25    0.27     0.67
SAST Aggressive Growth Portfolio Class 3                         0.00        1.30   1.55    5.47     5.73
SAST SA AB Growth Portfolio Class 3                              0.00        1.30   1.65    0.88     1.24
SAST American Funds Asset Allocation Portfolio Class 3           2.14        1.30   1.90    7.69     7.77
SAST American Funds Global Growth Portfolio Class 3              2.01        1.30   1.90   -1.54    -0.95
SAST American Funds Growth Portfolio Class 3                     0.35        1.30   1.90    7.13     7.77
SAST American Funds Growth-Income Portfolio Class 3              1.43        1.30   1.65    9.39     9.78
SAST Balanced Portfolio Class 3                                  1.88        1.30   1.55    5.26     5.52
SAST BlackRock VCP Global Multi-Asset Portfolio Class 3          0.06        1.30   1.65    3.67     4.01
SAST Blue Chip Growth Portfolio Class 3                          0.45        1.30   1.90    4.09     4.72
SAST Capital Growth Portfolio Class 3                            0.00        1.30   1.90    0.18     0.78
SAST Corporate Bond Portfolio Class 3                            3.91        1.30   1.90    4.29     7.08
SAST Dogs of Wall Street Portfolio Class 3                       1.98        1.30   1.90   15.43    16.12
SAST Dynamic Allocation Portfolio Class 3                        1.75        1.30   1.90    2.55     3.16
SAST Dynamic Strategy Portfolio Class 3                          1.67        1.30   1.90    3.18     3.80
SAST Emerging Markets Portfolio Class 3                          1.89        1.30   1.90    8.36     9.01
SAST Equity Opportunities Portfolio Class 3                      0.57        1.30   1.90    9.29     9.95
SAST Foreign Value Portfolio Class 3                             1.91        1.30   1.90   -0.74    -0.15
SAST Global Bond Portfolio Class 3                               0.08        1.30   1.90   -0.95    -0.25
SAST Global Equities Portfolio Class 3                           0.61               1.30             4.04
SAST Growth Opportunities Portfolio Class 3                      0.00               1.30             2.32
SAST Growth-Income Portfolio Class 3                             1.95        1.30   1.90   13.10    13.78
SAST High-Yield Bond Portfolio Class 3                           8.15        1.30   1.90   13.00    16.44
SAST International Diversified Equities Portfolio Class 3        1.08        1.30   1.90   -4.04    -3.46
SAST International Growth and Income Portfolio Class 3           0.71        1.30   1.65   -0.40    -0.05
SAST SA MFS Massachusetts Investors Trust Portfolio Class 3      0.73        1.30   1.90    6.33     6.97
SAST SA MFS Total Return Bond Portfolio Class 3                  2.72        1.30   1.55    7.13     7.40
SAST Mid-Cap Growth Portfolio Class 3                            0.00        1.30   1.65   -1.68    -1.34
SAST Real Estate Portfolio Class 3                               2.05        1.30   1.55    6.70     6.96
SAST SA Janus Focused Growth Portfolio Class 3                   0.00        1.30   1.90   -3.54    -2.96
SAST SA JPMorgan MFS Core Bond Portfolio Class 3                 1.99        1.30   1.90    1.18     1.79
SAST SA Legg Mason BW Large Cap Value Portfolio Class 3          0.71        1.30   1.90   12.17    12.84
SAST Schroder's VCP Global Allocation Portfolio Class 3          0.00        1.30   1.55    8.19     8.45
SAST Small & Mid Cap Value Portfolio Class 3                     0.17        1.30   1.90   22.31    23.04
SAST Small Company Value Portfolio Class 3                       0.47        1.30   1.90   28.11    28.88
SAST SA T. Rowe Price VCP Balanced Portfolio Class 3             0.34        1.30   1.65    6.72     6.82
SAST Technology Portfolio Class 3                                0.00        1.30   1.55   14.75    15.04
SAST Telecom Utility Portfolio Class 3                           4.37        1.30   1.55    8.60     8.87
SAST Ultra Short Bond Portfolio Class 3                          0.00        1.30   1.65   -1.97    -1.63

--------------------------------------------------------------------------------
                                      40

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                                                   December 31, 2016
                                                       ----------------------------------------------

                                                                   Unit Value ($)/(a)/
                                                                   -------------------      Net
Sub-accounts                                              Units    Lowest    Highest   Assets ($)/(b)/
------------                                           ----------- ------    -------   --------------
SAST VCP Managed Asset Allocation SAST Portfolio
  Class 3                                                1,625,830 12.27      12.44       20,214,005
SAST VCP Total Return Balanced Portfolio Class 3         1,270,952 11.22      11.37       14,441,076
SAST VCP Value Portfolio Class 3                           802,230 12.21      12.32        9,879,362
T. Rowe Price Retirement 2015 Advisor Class              5,704,323  1.04       1.05        5,915,079
T. Rowe Price Retirement 2020 Advisor Class             13,032,049  1.04       1.05       13,544,551
T. Rowe Price Retirement 2025 Advisor Class              9,816,678  1.04       1.05       10,232,738
T. Rowe Price Retirement 2030 Advisor Class              9,928,524  1.04       1.06       10,376,356
T. Rowe Price Retirement 2035 Advisor Class              7,748,441             1.05        8,104,234
T. Rowe Price Retirement 2040 Advisor Class              7,310,704  1.05       1.06        7,646,811
T. Rowe Price Retirement 2045 Advisor Class              4,316,183  1.05       1.06        4,519,088
T. Rowe Price Retirement 2050 Advisor Class              2,927,475  1.05       1.06        3,065,383
T. Rowe Price Retirement 2055 Advisor Class              1,140,956  1.05       1.06        1,194,321
T. Rowe Price Retirement 2060 Advisor Class                708,969  1.05       1.06          742,650
Vanguard LifeStrategy Conservative Growth Fund Inv
  Shares                                                42,667,897  1.21       2.19       87,064,491
Vanguard LifeStrategy Growth Fund Inv Shares            96,702,868  1.37       2.42      218,344,085
Vanguard LifeStrategy Moderate Growth Fund Inv Shares  102,772,385  1.30       2.36      226,264,382
Vanguard Long-Term Investment-Grade Fund Inv Shares     85,760,846  1.37       1.84      293,362,656
Vanguard Long-Term Treasury Fund Inv Shares             73,586,886  1.30       1.71      241,608,557
Vanguard Wellington Fund Inv Shares                    439,520,652  1.50       1.66    1,818,946,852
Vanguard Windsor II Fund Inv Shares                    431,195,785  1.49       1.69    1,694,716,004
VALIC Company I Asset Allocation Fund                   20,870,982  1.34       8.95      160,419,945
VALIC Company I Blue Chip Growth Fund                  296,981,404  1.85       2.00      556,809,759
VALIC Company I Broad Cap Value Fund                    24,571,826  1.71       1.99       46,787,694
VALIC Company I Capital Conservation Fund               38,515,466  1.08       4.19      144,459,223
VALIC Company I Core Equity Fund                        64,571,955  1.52       1.69      236,958,128
VALIC Company I Dividend Value Fund                    223,573,305  1.59       1.80      675,597,795
VALIC Company I Dynamic Allocation Fund                205,756,033  1.14       1.19      241,268,323
VALIC Company I Emerging Economies Fund                733,157,892  0.62       0.81      614,843,884
VALIC Company I Foreign Value Fund                     581,021,306  0.97       1.07      752,759,884
VALIC Company I Global Real Estate Fund                244,712,308  1.29       1.38      327,651,930
VALIC Company I Global Social Awareness Fund            64,573,236  1.30       1.46      382,685,355
VALIC Company I Global Strategy Fund                   214,909,453  1.27       1.97      406,455,323
VALIC Company I Government Money Market I Fund         163,996,811  0.90       1.00      324,004,925
VALIC Company I Government Securities Fund              31,411,762  1.05       4.02      109,583,866
VALIC Company I Growth & Income Fund                    27,491,527  1.63       4.17      105,060,295
VALIC Company I Growth Fund                            483,872,585  1.60       1.65      866,903,856
VALIC Company I Health Sciences Fund                   165,775,531  2.61       4.30      671,812,946
VALIC Company I Inflation Protected Fund               321,032,128  1.03       1.34      412,297,625
VALIC Company I International Equities Index Fund      481,966,613  1.03       2.00      871,140,427
VALIC Company I International Government Bond Fund      62,101,781  0.97       1.26      181,845,967
VALIC Company I International Growth Fund              138,846,105  1.09       2.88      368,095,001
VALIC Company I Large Cap Core Fund                     60,196,973  1.81       2.48      142,972,826
VALIC Company I Large Capital Growth Fund              207,313,236  1.43       1.47      368,041,985
VALIC Company I Mid Cap Index Fund                     163,461,466  1.77       1.98    3,198,448,688
VALIC Company I Mid Cap Strategic Growth Fund          110,264,905             1.39      230,093,583
VALIC Company I Nasdaq-100 Index Fund                  225,863,789  1.40       2.05      299,014,678
VALIC Company I Science & Technology Fund              179,094,645  1.78       1.94      920,374,886
VALIC Company I Small Cap Aggressive Growth Fund        49,417,602  1.57       2.25      106,752,000
VALIC Company I Small Cap Fund                          63,357,719  1.65       1.79      315,020,335
VALIC Company I Small Cap Index Fund                   161,282,233  1.67       1.77    1,056,873,669
VALIC Company I Small Cap Special Values Fund          124,786,134  1.80       2.05      245,467,708
VALIC Company I Small Mid Growth Fund                   62,534,119  1.42       1.65       99,380,094
VALIC Company I Stock Index Fund                       438,663,027  1.77      81.66    3,985,297,949
VALIC Company I Value Fund                              41,890,640  1.64       2.30       91,300,280
VALIC Company II Aggressive Growth Lifestyle Fund      179,473,955  1.43       3.17      530,487,019
VALIC Company II Capital Appreciation Fund              20,863,767  1.68       1.87       36,509,166
VALIC Company II Conservative Growth Lifestyle Fund    118,462,070  1.25       2.94      323,748,368
VALIC Company II Core Bond Fund                        449,371,836  1.11       1.47      892,797,494
VALIC Company II Government Money Market II Fund       109,867,124  0.91       1.30      134,153,010
VALIC Company II High Yield Bond Fund                  168,773,678  1.27       2.87      449,284,525
VALIC Company II International Opportunities Fund      229,789,203  1.10       2.35      504,126,294
VALIC Company II Large Cap Value Fund                   66,351,638  1.73       3.34      203,980,017
VALIC Company II Mid Cap Growth Fund                    52,595,301  1.33       2.05      100,676,950
VALIC Company II Mid Cap Value Fund                    160,086,694  1.63       1.68      919,346,687
VALIC Company II Moderate Growth Lifestyle Fund        280,843,771  1.37       3.22      842,935,369

                                                          For the Year Ended December 31, 2016
                                                       -------------------------------------------
                                                                         Expense         Total
                                                        Investment    Ratio (%)/(d)/ Return (%)/(e)/
                                                          Income      -------------- --------------
Sub-accounts                                           Ratio (%)/(c)/ Lowest Highest Lowest  Highest
------------                                           -------------  ------ ------- ------  -------
SAST VCP Managed Asset Allocation SAST Portfolio
  Class 3                                                  0.77        1.30   1.65     5.26    5.62
SAST VCP Total Return Balanced Portfolio Class 3           0.00        1.30   1.65     5.04    5.40
SAST VCP Value Portfolio Class 3                           0.66        1.30   1.55     8.16    8.43
T. Rowe Price Retirement 2015 Advisor Class                2.31        0.40   1.00     5.97    6.61
T. Rowe Price Retirement 2020 Advisor Class                2.00        0.40   1.00     6.09    6.72
T. Rowe Price Retirement 2025 Advisor Class                1.84        0.40   1.00     6.18    6.82
T. Rowe Price Retirement 2030 Advisor Class                1.78        0.40   1.00     6.35    6.99
T. Rowe Price Retirement 2035 Advisor Class                1.68        0.60   1.00     6.29    6.71
T. Rowe Price Retirement 2040 Advisor Class                1.46        0.40   1.00     6.27    6.91
T. Rowe Price Retirement 2045 Advisor Class                1.45        0.40   1.00     6.41    7.04
T. Rowe Price Retirement 2050 Advisor Class                1.49        0.40   1.00     6.39    7.03
T. Rowe Price Retirement 2055 Advisor Class                1.44        0.40   1.00     6.39    7.03
T. Rowe Price Retirement 2060 Advisor Class                1.21        0.80   1.00     6.38    7.02
Vanguard LifeStrategy Conservative Growth Fund Inv
  Shares                                                   2.23        0.85   2.10     3.71    5.01
Vanguard LifeStrategy Growth Fund Inv Shares               2.26        0.85   2.10     6.08    7.41
Vanguard LifeStrategy Moderate Growth Fund Inv Shares      2.23        0.85   2.10     4.91    6.23
Vanguard Long-Term Investment-Grade Fund Inv Shares        4.90        0.40   1.85     5.84    7.38
Vanguard Long-Term Treasury Fund Inv Shares                2.79        0.40   1.85    -0.66    0.79
Vanguard Wellington Fund Inv Shares                        2.58        0.65   2.10     8.71   10.30
Vanguard Windsor II Fund Inv Shares                        2.41        0.65   2.10    11.06   12.68
VALIC Company I Asset Allocation Fund                      2.03        0.60   1.85     5.35    6.67
VALIC Company I Blue Chip Growth Fund                      0.00        0.60   1.85    -0.99    0.25
VALIC Company I Broad Cap Value Fund                       1.39        0.60   1.85    11.76   13.17
VALIC Company I Capital Conservation Fund                  2.05        0.60   1.85     0.40    1.66
VALIC Company I Core Equity Fund                           1.08        0.40   1.85    10.65   12.26
VALIC Company I Dividend Value Fund                        2.12        0.40   1.85    14.58   16.25
VALIC Company I Dynamic Allocation Fund                    2.00        0.60   1.85     2.93    4.22
VALIC Company I Emerging Economies Fund                    2.60        0.40   1.85     9.44   11.03
VALIC Company I Foreign Value Fund                         2.21        0.40   1.85    10.05   11.65
VALIC Company I Global Real Estate Fund                    3.14        0.60   1.85     0.40    1.66
VALIC Company I Global Social Awareness Fund               1.89        0.40   1.85     4.99    6.52
VALIC Company I Global Strategy Fund                       6.06        0.60   1.85     3.37    4.66
VALIC Company I Government Money Market I Fund             0.01        0.40   1.85    -1.82   -0.39
VALIC Company I Government Securities Fund                 2.43        0.60   1.85    -0.63    0.62
VALIC Company I Growth & Income Fund                       1.24        0.60   1.85     9.19   10.56
VALIC Company I Growth Fund                                0.64        0.40   1.85     2.87    4.37
VALIC Company I Health Sciences Fund                       0.00        0.60   1.85   -12.13  -11.03
VALIC Company I Inflation Protected Fund                   1.22        0.60   1.85     1.90    3.18
VALIC Company I International Equities Index Fund          2.67        0.60   1.85    -0.59    0.65
VALIC Company I International Government Bond Fund         2.55        0.40   1.85     1.81    3.29
VALIC Company I International Growth Fund                  1.44        0.60   1.85    -4.53   -3.33
VALIC Company I Large Cap Core Fund                        3.44        0.60   1.85     6.63    7.96
VALIC Company I Large Capital Growth Fund                  0.89        0.40   1.85     4.21    5.72
VALIC Company I Mid Cap Index Fund                         1.19        0.40   1.85    18.42   20.14
VALIC Company I Mid Cap Strategic Growth Fund              0.00        0.40   1.85     7.68    9.25
VALIC Company I Nasdaq-100 Index Fund                      0.65        0.60   1.85     4.82    6.13
VALIC Company I Science & Technology Fund                  0.00        0.40   1.85     5.37    6.90
VALIC Company I Small Cap Aggressive Growth Fund           0.00        0.60   1.85    -0.07    1.19
VALIC Company I Small Cap Fund                             0.20        0.40   1.85    13.18   14.83
VALIC Company I Small Cap Index Fund                       1.19        0.40   1.85    18.96   20.70
VALIC Company I Small Cap Special Values Fund              1.42        0.60   1.85    27.47   29.07
VALIC Company I Small Mid Growth Fund                      0.00        0.60   1.85    -1.61   -0.37
VALIC Company I Stock Index Fund                           2.44        0.33   1.85     9.56   11.23
VALIC Company I Value Fund                                 1.48        0.60   1.85    11.24   12.63
VALIC Company II Aggressive Growth Lifestyle Fund          2.06        0.35   1.60     7.06    8.40
VALIC Company II Capital Appreciation Fund                 0.38        0.35   1.60     0.44    1.70
VALIC Company II Conservative Growth Lifestyle Fund        2.78        0.35   1.60     4.95    6.27
VALIC Company II Core Bond Fund                            2.08        0.15   1.60     1.80    3.29
VALIC Company II Government Money Market II Fund           0.01        0.35   1.60    -1.58   -0.34
VALIC Company II High Yield Bond Fund                      4.03        0.35   1.60    11.11   12.50
VALIC Company II International Opportunities Fund          1.11        0.35   1.60    -2.13   -0.90
VALIC Company II Large Cap Value Fund                      1.10        0.35   1.60    15.22   16.66
VALIC Company II Mid Cap Growth Fund                       0.00        0.35   1.60     3.02    4.31
VALIC Company II Mid Cap Value Fund                        0.26        0.15   1.60    12.26   13.89
VALIC Company II Moderate Growth Lifestyle Fund            2.20        0.35   1.60     6.69    8.02

--------------------------------------------------------------------------------
                                      41

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                                                         December 31, 2016
                                                             ----------------------------------------------

                                                                         Unit Value ($)/(a)/
                                                                         -------------------      Net
Sub-accounts                                                    Units    Lowest    Highest   Assets ($)/(b)/
------------                                                 ----------- ------    -------   --------------
VALIC Company II Small Cap Growth Fund                        27,036,435  1.54      2.99       75,435,259
VALIC Company II Small Cap Value Fund                        116,675,370  1.69      1.85      502,254,358
VALIC Company II Socially Responsible Fund                   268,366,950  1.86      2.94      734,092,410
VALIC Company II Strategic Bond Fund                         210,077,767  1.18      3.01      585,263,049

                                                                For the Year Ended December 31, 2016
                                                             -------------------------------------------
                                                                               Expense         Total
                                                              Investment    Ratio (%)/(d)/ Return (%)/(e)/
                                                                Income      -------------- --------------
Sub-accounts                                                 Ratio (%)/(c)/ Lowest Highest Lowest  Highest
------------                                                 -------------  ------ ------- ------  -------
VALIC Company II Small Cap Growth Fund                           0.00        0.35   1.60    6.13     7.46
VALIC Company II Small Cap Value Fund                            1.10        0.15   1.60   28.01    29.88
VALIC Company II Socially Responsible Fund                       1.38        0.35   1.60    8.90    10.27
VALIC Company II Strategic Bond Fund                             4.06        0.35   1.60    6.46     7.79

                                                                         December 31, 2015
                                                             ----------------------------------------------

                                                                         Unit Value ($)/(a)/
                                                                         -------------------      Net
Sub-accounts                                                    Units    Lowest    Highest   Assets ($)/(b)/
------------                                                 ----------- ------    -------   --------------
American Beacon Holland Large Cap Growth Fund I Investor      36,402,733  1.59       1.85      64,145,435
AST Capital Appreciation Portfolio Class 3                        18,110 22.39      23.64         419,241
AST Government and Quality Bond Portfolio Class 3                 26,489 11.72      12.26         321,685
Ariel Appreciation Fund Investor Class                       126,206,611  1.49       1.71     374,596,539
Ariel Fund Investor Class                                    139,623,723  1.50       1.57     419,230,749
FTVIP Franklin Income VIP Fund Class 2                            37,745 11.95      12.59         470,259
Invesco V.I. Balanced-Risk Commodity Strategy Fund Class R5  420,762,909  0.56       0.59     245,672,269
Invesco V.I. Comstock Fund Series II                              18,575 13.79      14.46         265,303
Invesco V.I. Growth and Income Fund Series II                     20,145 14.10      14.81         294,368
Lord Abbett Fund Growth and Income Portfolio Class VC                799 12.64      12.85          10,147
SST Allocation Balanced Portfolio Class 3                          4,272            13.65          58,297
SST Allocation Growth Portfolio Class 3                           13,530 14.11      14.35         193,914
SST Allocation Moderate Growth Portfolio Class 3                  36,024 13.43      13.79         484,576
SST Allocation Moderate Portfolio Class 3                          2,515            13.70          34,448
SST Real Return Portfolio Class 3                                 11,926 10.79      11.19         131,683
SunAmerica 2020 High Watermark Fund Class I                    7,110,998  1.12       1.17       8,010,875
SAST SA AB Growth Portfolio Class 3                                3,638            19.49          70,932
SAST American Funds Asset Allocation Portfolio Class 3             6,262 14.29      14.68          89,751
SAST American Funds Global Growth Portfolio Class 3               10,098 15.78      16.57         165,932
SAST American Funds Growth Portfolio Class 3                      11,930 15.42      16.17         191,834
SAST American Funds Growth-Income Portfolio Class 3                6,245 14.82      15.21          94,720
SAST Balanced Portfolio Class 3                                    7,276 15.12      15.39         111,895
SAST Blue Chip Growth Portfolio Class 3                            6,778 15.48      16.28         108,678
SAST Capital Growth Portfolio Class 3                              8,464 14.37      15.14         126,402
SAST Corporate Bond Portfolio Class 3                             21,890 15.32      15.77         339,016
SAST Dogs of Wall Street Portfolio Class 3                         9,124 18.23      19.19         173,246
SAST Dynamic Allocation Portfolio Class 3                      1,807,599 11.47      11.75      21,227,843
SAST Dynamic Strategy Portfolio Class 3                        1,617,157 11.38      11.63      18,800,023
SAST Emerging Markets Portfolio Class 3                            6,195  8.57       9.02          55,196
SAST Equity Opportunities Portfolio Class 3                       29,518 15.00      15.77         463,457
SAST Foreign Value Portfolio Class 3                              10,671  9.79      10.26         108,148
SAST Global Bond Portfolio Class 3                                12,116 11.51      12.05         146,688
SAST Growth Opportunities Portfolio Class 3                        1,178            17.59          20,723
SAST Growth-Income Portfolio Class 3                              18,540 14.48      15.14         277,641
SAST High-Yield Bond Portfolio Class 3                             6,644 12.51      12.89          84,312
SAST International Diversified Equities Portfolio Class 3          9,898  9.81      10.32         100,711
SAST SA MFS Massachusetts Investors Trust Portfolio Class 3       17,316 15.98      16.87         287,880
SAST SA MFS Total Return Bond Portfolio Class 3                    3,990 14.02      14.26          56,180
SAST Mid-Cap Growth Portfolio Class 3                              2,747 19.49      20.00          54,015
SAST Real Estate Portfolio Class 3                                 1,039 11.63      11.83          12,294
SAST SA Janus Focused Growth Portfolio Class 3                     6,677 15.60      16.43         108,366
SAST SA JPMorgan MFS Core Bond Portfolio Class 3                  43,211 13.15      13.66         584,142
SAST SA Legg Mason BW Large Cap Value Portfolio Class 3           11,953 13.71      14.38         169,776
SAST Small & Mid Cap Value Portfolio Class 3                       4,448 16.66      17.48          76,754
SAST Small Company Value Portfolio Class 3                         5,641 13.44      14.09          78,711
SAST Technology Portfolio Class 3                                  1,568 17.35      17.65          27,645
SAST Telecom Utility Portfolio Class 3                               103            15.42           1,580
SAST Ultra Short Bond Portfolio Class 3                            5,360             9.11          51,222
SAST VCP Managed Asset Allocation SAST Portfolio Class 3         434,059 11.65      11.78       5,105,813
SAST VCP Total Return Balanced Portfolio Class 3                 344,855 10.68      10.78       3,718,549
SAST VCP Value Portfolio Class 3                                 388,539 11.25      11.36       4,413,177
T. Rowe Price Retirement 2015 Advisor Class                    2,030,235             0.98       1,985,993
T. Rowe Price Retirement 2020 Advisor Class                    6,826,146             0.98       6,686,524
T. Rowe Price Retirement 2025 Advisor Class                    5,003,166  0.98       0.99       4,910,708
T. Rowe Price Retirement 2030 Advisor Class                    5,022,682  0.98       0.99       4,933,109

                                                                 For the Year Ended December 31 2015
                                                             -------------------------------------------
                                                                               Expense         Total
                                                              Investment    Ratio (%)/(d)/ Return (%)/(e)/
                                                                Income      -------------- --------------
Sub-accounts                                                 Ratio (%)/(c)/ Lowest Highest Lowest  Highest
------------                                                 -------------  ------ ------- ------  -------
American Beacon Holland Large Cap Growth Fund I Investor         0.00        0.40   1.85     4.40    5.71
AST Capital Appreciation Portfolio Class 3                       0.00        1.30   1.90   123.85  136.42
AST Government and Quality Bond Portfolio Class 3                1.54        1.30   1.90    22.58   31.52
Ariel Appreciation Fund Investor Class                           0.98        0.40   1.85    -7.94   -6.59
Ariel Fund Investor Class                                        0.64        0.40   1.85    -5.86   -4.48
FTVIP Franklin Income VIP Fund Class 2                           0.00        1.30   1.90    19.55   25.90
Invesco V.I. Balanced-Risk Commodity Strategy Fund Class R5      0.00        0.40   1.85   -18.00  -16.97
Invesco V.I. Comstock Fund Series II                             2.49        1.30   1.90    37.85   44.64
Invesco V.I. Growth and Income Fund Series II                    3.86        1.30   1.90    41.05   48.07
Lord Abbett Fund Growth and Income Portfolio Class VC            0.00        1.30   1.90    26.42   28.51
SST Allocation Balanced Portfolio Class 3                        2.67        1.30   1.90            36.48
SST Allocation Growth Portfolio Class 3                          2.87        1.30   1.90    41.14   43.47
SST Allocation Moderate Growth Portfolio Class 3                 2.77        1.30   1.90    34.35   37.94
SST Allocation Moderate Portfolio Class 3                        2.61        1.30   1.90            36.99
SST Real Return Portfolio Class 3                                6.79        1.30   1.90     7.88   11.91
SunAmerica 2020 High Watermark Fund Class I                      2.63        0.65   1.25     0.02    0.43
SAST SA AB Growth Portfolio Class 3                              0.00        1.30   1.90            94.95
SAST American Funds Asset Allocation Portfolio Class 3           2.63        1.30   1.90    42.85   46.77
SAST American Funds Global Growth Portfolio Class 3              0.88        1.30   1.90    57.78   65.68
SAST American Funds Growth Portfolio Class 3                     1.06        1.30   1.90    54.21   61.69
SAST American Funds Growth-Income Portfolio Class 3              0.63        1.30   1.90    48.24   52.12
SAST Balanced Portfolio Class 3                                  0.00        1.30   1.90    51.22   53.86
SAST Blue Chip Growth Portfolio Class 3                          0.23        1.30   1.90    54.77   62.81
SAST Capital Growth Portfolio Class 3                            0.00        1.30   1.90    43.67   51.39
SAST Corporate Bond Portfolio Class 3                            5.87        1.30   1.90    28.68   57.66
SAST Dogs of Wall Street Portfolio Class 3                       2.14        1.30   1.90    82.27   91.95
SAST Dynamic Allocation Portfolio Class 3                        1.14        1.30   1.90    14.73   17.49
SAST Dynamic Strategy Portfolio Class 3                          0.95        1.30   1.90    13.85   16.29
SAST Emerging Markets Portfolio Class 3                          2.46        1.30   1.90   -14.34   -9.84
SAST Equity Opportunities Portfolio Class 3                      0.66        1.30   1.90    50.01   57.65
SAST Foreign Value Portfolio Class 3                             2.85        1.30   1.90    -2.11    2.58
SAST Global Bond Portfolio Class 3                               0.00        1.30   1.90    20.51   53.25
SAST Growth Opportunities Portfolio Class 3                      0.00        1.30   1.90            75.86
SAST Growth-Income Portfolio Class 3                             2.24        1.30   1.90    44.79   51.42
SAST High-Yield Bond Portfolio Class 3                           7.00        1.30   1.90    25.09   28.93
SAST International Diversified Equities Portfolio Class 3        2.60        1.30   1.90    -1.93    3.17
SAST SA MFS Massachusetts Investors Trust Portfolio Class 3      0.85        1.30   1.90    59.78   68.67
SAST SA MFS Total Return Bond Portfolio Class 3                  0.80        1.30   1.90    40.21   42.60
SAST Mid-Cap Growth Portfolio Class 3                            0.00        1.30   1.90    94.85   99.98
SAST Real Estate Portfolio Class 3                               1.56        1.30   1.90    16.32   18.29
SAST SA Janus Focused Growth Portfolio Class 3                   0.00        1.30   1.90    55.98   64.29
SAST SA JPMorgan MFS Core Bond Portfolio Class 3                 1.53        1.30   1.90    15.13   36.56
SAST SA Legg Mason BW Large Cap Value Portfolio Class 3          0.33        1.30   1.90    37.13   43.80
SAST Small & Mid Cap Value Portfolio Class 3                     0.46        1.30   1.90    66.63   74.78
SAST Small Company Value Portfolio Class 3                       0.10        1.30   1.90    34.43   40.91
SAST Technology Portfolio Class 3                                0.00        1.30   1.90    73.47   76.48
SAST Telecom Utility Portfolio Class 3                           0.00        1.30   1.90            54.18
SAST Ultra Short Bond Portfolio Class 3                          0.00        1.30   1.90            -8.88
SAST VCP Managed Asset Allocation SAST Portfolio Class 3         0.00        1.30   1.90    16.53   17.81
SAST VCP Total Return Balanced Portfolio Class 3                 0.00        1.30   1.90     6.84    7.84
SAST VCP Value Portfolio Class 3                                 0.23        1.30   1.90    12.54   13.60
T. Rowe Price Retirement 2015 Advisor Class                      3.11        0.60   1.00    -1.99   -1.95
T. Rowe Price Retirement 2020 Advisor Class                      3.10        0.60   1.00    -1.83   -1.65
T. Rowe Price Retirement 2025 Advisor Class                      2.75        0.60   1.00    -1.58   -1.46
T. Rowe Price Retirement 2030 Advisor Class                      2.64        0.60   1.00    -1.50   -1.40

--------------------------------------------------------------------------------
                                      42

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                                                         December 31, 2015
                                                             ----------------------------------------------

                                                                         Unit Value ($)/(a)/
                                                                         -------------------      Net
Sub-accounts                                                    Units    Lowest    Highest   Assets ($)/(b)/
------------                                                 ----------- ------    -------   --------------
T. Rowe Price Retirement 2035 Advisor Class                    3,261,843  0.98       0.99        3,208,718
T. Rowe Price Retirement 2040 Advisor Class                    3,590,937  0.98       0.99        3,533,166
T. Rowe Price Retirement 2045 Advisor Class                    1,960,919  0.98       0.99        1,929,081
T. Rowe Price Retirement 2050 Advisor Class                    1,077,585  0.98       0.99        1,060,101
T. Rowe Price Retirement 2055 Advisor Class                      544,450  0.98       0.99          535,675
T. Rowe Price Retirement 2060 Advisor Class                      445,270  0.98       0.99          438,354
Vanguard LifeStrategy Conservative Growth Fund Inv Shares     42,527,347  1.17       2.08       82,922,231
Vanguard LifeStrategy Growth Fund Inv Shares                  97,409,481  1.29       2.25      205,501,987
Vanguard LifeStrategy Moderate Growth Fund Inv Shares        106,333,540  1.24       2.22      221,140,490
Vanguard Long-Term Investment-Grade Fund Inv Shares           73,061,910  1.30       1.71      233,832,782
Vanguard Long-Term Treasury Fund Inv Shares                   71,630,465  1.31       1.70      234,777,345
Vanguard Wellington Fund Inv Shares                          458,029,060  0.97       1.38    1,739,836,354
Vanguard Windsor II Fund Inv Shares                          471,076,938  1.32       1.52    1,656,936,168
VALIC Company I Asset Allocation Fund                         22,848,552  1.27       8.39      164,771,108
VALIC Company I Blue Chip Growth Fund                        315,722,066  1.03       1.87      594,477,478
VALIC Company I Broad Cap Value Fund                          27,164,348  1.53       1.76       45,883,915
VALIC Company I Capital Conservation Fund                     43,743,787  1.07       4.12      163,371,798
VALIC Company I Core Equity Fund                              71,810,755  1.36       1.53      236,139,646
VALIC Company I Dividend Value Fund                          199,846,204  1.37       1.57      523,407,251
VALIC Company I Dynamic Allocation Fund                      221,754,558  1.10       1.15      250,654,035
VALIC Company I Emerging Economies Fund                      660,910,371  0.56       0.74      501,780,320
VALIC Company I Foreign Value Fund                           629,024,693  0.82       0.97      734,683,542
VALIC Company I Global Real Estate Fund                      275,159,684  1.29       1.36      363,703,122
VALIC Company I Global Social Awareness Fund                  63,101,430  1.22       1.39      351,899,865
VALIC Company I Global Strategy Fund                         246,487,329  1.23       1.88      447,174,232
VALIC Company I Government Money Market I Fund               161,057,840  0.91       1.00      321,332,426
VALIC Company I Government Securities Fund                    28,530,544  1.06       4.00      102,440,812
VALIC Company I Growth & Income Fund                          30,787,070  1.50       3.77      106,900,848
VALIC Company I Growth Fund                                  563,317,952  1.56       1.58      972,367,632
VALIC Company I Health Sciences Fund                         198,619,038  2.97       4.84      908,213,668
VALIC Company I Inflation Protected Fund                     349,403,515  0.82       1.01      436,497,104
VALIC Company I International Equities Index Fund            479,975,167  1.03       1.99      865,679,376
VALIC Company I International Government Bond Fund            51,940,666  0.96       1.22      147,455,407
VALIC Company I International Growth Fund                    161,609,345  1.15       2.98      445,479,501
VALIC Company I Large Cap Core Fund                           70,024,026  1.70       2.29      154,650,837
VALIC Company I Large Capital Growth Fund                    225,298,744  1.35       1.41      380,367,232
VALIC Company I Mid Cap Index Fund                           171,943,269  1.49       1.65    2,837,815,823
VALIC Company I Mid Cap Strategic Growth Fund                122,905,459  1.27       1.29      236,154,244
VALIC Company I Nasdaq-100 Index Fund                        230,783,788  1.32       1.95      288,931,614
VALIC Company I Science & Technology Fund                    193,308,732  1.69       1.81      934,907,487
VALIC Company I Small Cap Aggressive Growth Fund              53,883,079  1.57       2.22      115,361,847
VALIC Company I Small Cap Fund                                69,598,178  1.46       1.56      302,832,444
VALIC Company I Small Cap Index Fund                         168,425,599  1.40       1.47      916,967,370
VALIC Company I Small Cap Special Values Fund                124,945,522  1.41       1.58      191,258,568
VALIC Company I Small Mid Growth Fund                         75,232,723  1.45       1.66      120,360,724
VALIC Company I Stock Index Fund                             469,712,564  1.62      73.41    3,864,262,592
VALIC Company I Value Fund                                    46,550,338  1.47       2.04       90,361,531
VALIC Company II Aggressive Growth Lifestyle Fund            186,171,483  1.34       2.92      509,379,160
VALIC Company II Capital Appreciation Fund                    23,015,325  1.67       1.84       39,744,607
VALIC Company II Conservative Growth Lifestyle Fund          122,366,806  1.19       2.76      315,811,195
VALIC Company II Core Bond Fund                              478,175,881  0.99       1.09      931,326,862
VALIC Company II Government Money Market II Fund             137,896,669  0.92       1.31      169,405,376
VALIC Company II High Yield Bond Fund                        151,445,812  1.14       2.55      357,920,693
VALIC Company II International Opportunities Fund            268,732,142  1.13       2.37      596,947,798
VALIC Company II Large Cap Value Fund                         65,553,811  1.50       2.87      175,268,726
VALIC Company II Mid Cap Growth Fund                          70,382,216  1.29       1.97      129,610,284
VALIC Company II Mid Cap Value Fund                          164,205,676  1.45       1.48      832,661,394
VALIC Company II Moderate Growth Lifestyle Fund              284,833,140  1.28       2.98      794,250,082
VALIC Company II Small Cap Growth Fund                        31,398,820  1.45       2.78       81,854,214
VALIC Company II Small Cap Value Fund                        127,729,895  1.32       1.42      426,134,704
VALIC Company II Socially Responsible Fund                   292,339,882  1.70       2.49      730,244,847
VALIC Company II Strategic Bond Fund                         216,272,613  1.11       2.79      561,958,294

                                                                 For the Year Ended December 31 2015
                                                             -------------------------------------------
                                                                               Expense         Total
                                                              Investment    Ratio (%)/(d)/ Return (%)/(e)/
                                                                Income      -------------- --------------
Sub-accounts                                                 Ratio (%)/(c)/ Lowest Highest Lowest  Highest
------------                                                 -------------  ------ ------- ------  -------
T. Rowe Price Retirement 2035 Advisor Class                      2.30        0.60   1.00    -1.31   -1.24
T. Rowe Price Retirement 2040 Advisor Class                      2.21        0.60   1.00    -1.26   -1.23
T. Rowe Price Retirement 2045 Advisor Class                      1.98        0.60   1.00    -1.29   -1.24
T. Rowe Price Retirement 2050 Advisor Class                      2.17        0.60   1.00            -1.23
T. Rowe Price Retirement 2055 Advisor Class                      2.12        0.60   1.00    -1.24   -1.23
T. Rowe Price Retirement 2060 Advisor Class                      1.84        0.60   1.00    -1.23   -0.66
Vanguard LifeStrategy Conservative Growth Fund Inv Shares        2.16        0.65   2.10    -2.25   -1.02
Vanguard LifeStrategy Growth Fund Inv Shares                     2.10        0.65   2.10    -3.23   -2.01
Vanguard LifeStrategy Moderate Growth Fund Inv Shares            2.13        0.65   2.10    -2.64   -1.41
Vanguard Long-Term Investment-Grade Fund Inv Shares              4.64        0.40   1.85    -4.00   -2.60
Vanguard Long-Term Treasury Fund Inv Shares                      2.78        0.40   1.85    -3.35   -1.93
Vanguard Wellington Fund Inv Shares                              2.58        0.00   2.10    -2.02   -0.59
Vanguard Windsor II Fund Inv Shares                              2.18        0.65   2.10    -5.23   -3.84
VALIC Company I Asset Allocation Fund                            2.12        0.40   1.85    -2.28   -1.05
VALIC Company I Blue Chip Growth Fund                            0.00        0.00   1.85     2.90    9.00
VALIC Company I Broad Cap Value Fund                             1.75        0.40   1.85    -3.14   -1.92
VALIC Company I Capital Conservation Fund                        2.01        0.40   1.85    -1.64   -0.40
VALIC Company I Core Equity Fund                                 0.97        0.40   1.85    -3.65   -2.24
VALIC Company I Dividend Value Fund                              2.21        0.40   1.85    -2.48   -1.05
VALIC Company I Dynamic Allocation Fund                          0.00        0.40   1.85    -6.32   -5.14
VALIC Company I Emerging Economies Fund                          2.35        0.40   1.85   -16.11  -14.88
VALIC Company I Foreign Value Fund                               2.91        0.00   1.85   -17.70   -9.01
VALIC Company I Global Real Estate Fund                          2.70        0.40   1.85    -1.82   -0.58
VALIC Company I Global Social Awareness Fund                     2.16        0.40   1.85    -2.16   -0.73
VALIC Company I Global Strategy Fund                             2.83        0.40   1.85    -6.50   -5.33
VALIC Company I Government Money Market I Fund                   0.01        0.40   1.85    -1.82   -0.39
VALIC Company I Government Securities Fund                       2.27        0.40   1.85    -1.04    0.21
VALIC Company I Growth & Income Fund                             0.98        0.40   1.85    -1.92   -0.69
VALIC Company I Growth Fund                                      0.61        0.40   1.85     1.20    2.67
VALIC Company I Health Sciences Fund                             0.00        0.40   1.85    10.59   11.98
VALIC Company I Inflation Protected Fund                         1.93        0.00   1.85   -17.70   -4.79
VALIC Company I International Equities Index Fund                3.64        0.40   1.85    -2.82   -1.60
VALIC Company I International Government Bond Fund               2.62        0.40   1.85    -5.10   -3.71
VALIC Company I International Growth Fund                        1.57        0.40   1.85    -2.31   -1.08
VALIC Company I Large Cap Core Fund                              1.08        0.40   1.85     1.16    2.43
VALIC Company I Large Capital Growth Fund                        0.56        0.40   1.85    -1.84   -0.41
VALIC Company I Mid Cap Index Fund                               1.06        0.40   1.85    -4.29   -2.89
VALIC Company I Mid Cap Strategic Growth Fund                    0.00        0.40   1.85    -4.41   -3.01
VALIC Company I Nasdaq-100 Index Fund                            0.91        0.40   1.85     7.19    8.54
VALIC Company I Science & Technology Fund                        0.00        0.40   1.85     5.90    7.45
VALIC Company I Small Cap Aggressive Growth Fund                 0.00        0.40   1.85    -0.36    0.89
VALIC Company I Small Cap Fund                                   0.00        0.40   1.85    -6.53   -5.16
VALIC Company I Small Cap Index Fund                             1.10        0.40   1.85    -6.23   -4.86
VALIC Company I Small Cap Special Values Fund                    1.00        0.40   1.85    -5.98   -4.80
VALIC Company I Small Mid Growth Fund                            0.00        0.40   1.85    -2.46   -1.23
VALIC Company I Stock Index Fund                                 1.62        0.33   1.85    -0.80    0.72
VALIC Company I Value Fund                                       1.53        0.40   1.85    -4.95   -3.76
VALIC Company II Aggressive Growth Lifestyle Fund                1.64        0.15   1.60    -2.47   -1.24
VALIC Company II Capital Appreciation Fund                       0.32        0.15   1.60     4.12    5.43
VALIC Company II Conservative Growth Lifestyle Fund              2.26        0.15   1.60    -2.92   -1.70
VALIC Company II Core Bond Fund                                  1.96        0.00   1.60    -1.78   -1.47
VALIC Company II Government Money Market II Fund                 0.01        0.15   1.60    -1.58   -0.34
VALIC Company II High Yield Bond Fund                            4.76        0.15   1.60    -5.19   -4.00
VALIC Company II International Opportunities Fund                1.29        0.15   1.60     6.76    8.10
VALIC Company II Large Cap Value Fund                            1.36        0.15   1.60    -4.33   -3.12
VALIC Company II Mid Cap Growth Fund                             0.00        0.15   1.60    -2.51   -1.28
VALIC Company II Mid Cap Value Fund                              0.21        0.15   1.60    -2.98   -1.56
VALIC Company II Moderate Growth Lifestyle Fund                  1.84        0.15   1.60    -2.52   -1.30
VALIC Company II Small Cap Growth Fund                           0.00        0.15   1.60    -2.80   -1.57
VALIC Company II Small Cap Value Fund                            0.61        0.15   1.60    -8.00   -6.66
VALIC Company II Socially Responsible Fund                       1.12        0.00   1.60    -0.49    0.36
VALIC Company II Strategic Bond Fund                             3.67        0.15   1.60    -3.49   -2.28

--------------------------------------------------------------------------------
                                      43

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                                                         December 31, 2014
                                                             ----------------------------------------------

                                                                         Unit Value ($)/(a)/
                                                                         -------------------      Net
Sub-accounts                                                    Units    Lowest    Highest   Assets ($)/(b)/
------------                                                 ----------- ------    -------   --------------
American Beacon Holland Large Cap Growth Fund I Investor      40,202,025  1.52       1.75       67,190,756
Ariel Appreciation Fund Investor Class                       146,499,455  1.62       1.83      469,227,308
Ariel Fund Investor Class                                    151,989,478  1.59       1.65      482,737,843
Invesco V.I. Balanced-Risk Commodity Strategy Fund Class R5  356,396,959  0.69       0.71      251,572,844
SunAmerica 2020 High Watermark Fund Class I                    8,674,835  1.12       1.17        9,768,311
Vanguard LifeStrategy Conservative Growth Fund Inv Shares     42,734,912  1.19       2.10       84,501,450
Vanguard LifeStrategy Growth Fund Inv Shares                  99,085,412  1.33       2.30      214,115,498
Vanguard LifeStrategy Moderate Growth Fund Inv Shares        106,092,172  1.27       2.25      224,613,412
Vanguard Long-Term Investment-Grade Fund Inv Shares          100,256,578  1.35       1.76      329,543,706
Vanguard Long-Term Treasury Fund Inv Shares                   79,135,119  1.35       1.73      264,756,446
Vanguard Wellington Fund Inv Shares                          475,391,229  1.41       1.52    1,830,151,862
Vanguard Windsor II Fund Inv Shares                          501,441,264  1.37       1.60    1,845,782,701
VALIC Company I Asset Allocation Fund                         23,983,803  1.30       8.48      175,375,943
VALIC Company I Blue Chip Growth Fund                        316,697,102  1.72       1.80      542,588,507
VALIC Company I Broad Cap Value Fund                          28,660,184  1.58       1.79       49,557,967
VALIC Company I Capital Conservation Fund                     47,679,527  1.09       4.14      177,337,132
VALIC Company I Core Equity Fund                              79,935,818  1.39       1.59      270,572,131
VALIC Company I Dividend Value Fund                          240,335,035  1.38       1.61      640,478,092
VALIC Company I Dynamic Allocation Fund                      225,671,419  1.18       1.21      270,147,907
VALIC Company I Emerging Economies Fund                      665,527,599  0.66       0.88      597,079,271
VALIC Company I Foreign Value Fund                           662,436,645  0.94       1.07      843,021,507
VALIC Company I Global Real Estate Fund                      305,179,712  1.31       1.37      407,259,854
VALIC Company I Global Social Awareness Fund                  71,601,453  1.23       1.42      404,834,510
VALIC Company I Global Strategy Fund                         263,440,548  1.31       1.99      506,653,578
VALIC Company I Government Money Market I Fund               164,765,549  0.93       1.00      331,649,424
VALIC Company I Government Securities Fund                    32,589,746  1.07       3.99      117,630,636
VALIC Company I Growth & Income Fund                          32,066,742  1.52       3.80      112,600,339
VALIC Company I Growth Fund                                  577,668,720             1.54      976,737,260
VALIC Company I Health Sciences Fund                         180,846,975  2.69       4.32      741,351,192
VALIC Company I Inflation Protected Fund                     343,815,581  1.06       1.35      447,353,246
VALIC Company I International Equities Index Fund            477,197,431  1.06       2.02      878,599,042
VALIC Company I International Government Bond Fund            57,426,985  1.01       1.27      171,075,868
VALIC Company I International Growth Fund                    181,601,799  1.17       3.01      507,941,781
VALIC Company I Large Cap Core Fund                           77,828,281  1.68       2.24      168,547,289
VALIC Company I Large Capital Growth Fund                    242,825,241  1.36       1.44      414,316,983
VALIC Company I Mid Cap Index Fund                           181,983,085  1.56       1.70    3,132,716,853
VALIC Company I Mid Cap Strategic Growth Fund                138,081,014  1.31       1.35      275,076,835
VALIC Company I Nasdaq-100 Index Fund                        221,062,156  1.22       1.82      256,140,583
VALIC Company I Science & Technology Fund                    207,052,424  1.60       1.69      942,200,179
VALIC Company I Small Cap Aggressive Growth Fund              49,888,671  1.58       2.20      106,181,397
VALIC Company I Small Cap Fund                                77,943,885  1.56       1.64      359,694,876
VALIC Company I Small Cap Index Fund                         181,699,697  1.50       1.55    1,051,213,032
VALIC Company I Small Cap Special Values Fund                137,726,181  1.50       1.66      222,234,302
VALIC Company I Small Mid Growth Fund                         74,225,207  1.48       1.68      120,734,464
VALIC Company I Stock Index Fund                             509,445,145  1.48      72.89    4,217,167,533
VALIC Company I Value Fund                                    51,425,430  1.55       2.12      104,102,132
VALIC Company II Aggressive Growth Lifestyle Fund            185,272,756  1.37       2.96      515,139,973
VALIC Company II Capital Appreciation Fund                    25,635,001  1.60       1.74       42,147,910
VALIC Company II Conservative Growth Lifestyle Fund          123,317,312  1.23       2.81      324,988,114
VALIC Company II Core Bond Fund                              362,992,296  1.11       1.42      714,083,549
VALIC Company II Government Money Market II Fund             129,017,658  0.94       1.31      158,687,914
VALIC Company II High Yield Bond Fund                        136,270,181  1.21       2.66      338,332,083
VALIC Company II International Opportunities Fund            264,766,357  1.06       2.19      546,227,759
VALIC Company II Large Cap Value Fund                         70,147,074  1.57       2.96      194,385,587
VALIC Company II Mid Cap Growth Fund                          70,016,818  1.33       1.99      131,202,478
VALIC Company II Mid Cap Value Fund                          167,438,142  1.49       1.50      866,424,764
VALIC Company II Moderate Growth Lifestyle Fund              281,014,873  1.31       3.02      796,885,588
VALIC Company II Small Cap Growth Fund                        34,657,295  1.49       2.83       92,186,389
VALIC Company II Small Cap Value Fund                        147,595,203  1.43       1.52      531,491,117
VALIC Company II Socially Responsible Fund                   287,490,736  1.71       2.65      716,042,859
VALIC Company II Strategic Bond Fund                         227,800,046  1.15       2.86      607,548,162

                                                                 For the Year Ended December 31 2014
                                                             -------------------------------------------
                                                                               Expense         Total
                                                              Investment    Ratio (%)/(d)/ Return (%)/(e)/
                                                                Income      -------------- --------------
Sub-accounts                                                 Ratio (%)/(c)/ Lowest Highest Lowest  Highest
------------                                                 -------------  ------ ------- ------  -------
American Beacon Holland Large Cap Growth Fund I Investor         0.00        0.40   1.85     5.03    6.35
Ariel Appreciation Fund Investor Class                           0.70        0.40   1.85     6.17    7.72
Ariel Fund Investor Class                                        0.55        0.40   1.85     8.92   10.51
Invesco V.I. Balanced-Risk Commodity Strategy Fund Class R5      0.00        0.40   1.85   -17.33  -16.29
SunAmerica 2020 High Watermark Fund Class I                      2.63        0.65   1.25     2.93    3.34
Vanguard LifeStrategy Conservative Growth Fund Inv Shares        2.14        0.65   2.10     4.73    6.05
Vanguard LifeStrategy Growth Fund Inv Shares                     2.13        0.65   2.10     4.95    6.27
Vanguard LifeStrategy Moderate Growth Fund Inv Shares            2.11        0.65   2.10     4.85    6.16
Vanguard Long-Term Investment-Grade Fund Inv Shares              4.29        0.40   1.85    16.00   17.69
Vanguard Long-Term Treasury Fund Inv Shares                      3.07        0.40   1.85    22.98   24.77
Vanguard Wellington Fund Inv Shares                              2.53        0.65   2.10     7.54    9.11
Vanguard Windsor II Fund Inv Shares                              2.22        0.65   2.10     8.85   10.44
VALIC Company I Asset Allocation Fund                            1.74        0.40   1.85     3.43    4.73
VALIC Company I Blue Chip Growth Fund                            0.17        0.40   1.85     7.14    8.49
VALIC Company I Broad Cap Value Fund                             1.19        0.40   1.85     5.56    6.89
VALIC Company I Capital Conservation Fund                        2.82        0.40   1.85     4.05    5.36
VALIC Company I Core Equity Fund                                 1.16        0.40   1.85     9.48   11.08
VALIC Company I Dividend Value Fund                              1.79        0.40   1.85     7.21    8.78
VALIC Company I Dynamic Allocation Fund                          1.58        0.40   1.85     2.33    3.61
VALIC Company I Emerging Economies Fund                          1.47        0.40   1.85    -7.30   -5.94
VALIC Company I Foreign Value Fund                               2.03        0.40   1.85   -13.25  -11.99
VALIC Company I Global Real Estate Fund                          4.68        0.40   1.85    10.01   11.39
VALIC Company I Global Social Awareness Fund                     1.42        0.40   1.85     5.99    7.54
VALIC Company I Global Strategy Fund                             3.35        0.40   1.85    -0.03    1.23
VALIC Company I Government Money Market I Fund                   0.01        0.40   1.85    -1.82   -0.39
VALIC Company I Government Securities Fund                       2.41        0.40   1.85     3.59    4.89
VALIC Company I Growth & Income Fund                             0.73        0.40   1.85    12.04   13.45
VALIC Company I Growth Fund                                      0.83        0.40   1.85     8.70   10.29
VALIC Company I Health Sciences Fund                             0.00        0.40   1.85    29.16   30.79
VALIC Company I Inflation Protected Fund                         1.87        0.40   1.85     1.09    2.36
VALIC Company I International Equities Index Fund                2.63        0.40   1.85    -7.18   -6.01
VALIC Company I International Government Bond Fund               1.90        0.40   1.85    -0.49    0.96
VALIC Company I International Growth Fund                        1.87        0.40   1.85    -5.23   -4.04
VALIC Company I Large Cap Core Fund                              0.92        0.40   1.85    11.19   12.59
VALIC Company I Large Capital Growth Fund                        0.46        0.40   1.85     9.41   11.00
VALIC Company I Mid Cap Index Fund                               1.09        0.40   1.85     7.41    8.97
VALIC Company I Mid Cap Strategic Growth Fund                    0.51        0.40   1.85     1.33    2.81
VALIC Company I Nasdaq-100 Index Fund                            0.71        0.40   1.85    16.51   17.98
VALIC Company I Science & Technology Fund                        0.12        0.40   1.85    12.33   13.97
VALIC Company I Small Cap Aggressive Growth Fund                 0.00        0.40   1.85     7.89    9.25
VALIC Company I Small Cap Fund                                   0.32        0.40   1.85     2.10    3.59
VALIC Company I Small Cap Index Fund                             1.22        0.40   1.85     2.84    4.34
VALIC Company I Small Cap Special Values Fund                    0.72        0.40   1.85     5.01    6.33
VALIC Company I Small Mid Growth Fund                            0.03        0.40   1.85     9.04   10.41
VALIC Company I Stock Index Fund                                 1.59        0.33   1.85    12.83   12.91
VALIC Company I Value Fund                                       1.61        0.40   1.85     9.36   10.73
VALIC Company II Aggressive Growth Lifestyle Fund                0.92        0.15   1.60     2.64    3.94
VALIC Company II Capital Appreciation Fund                       0.44        0.15   1.60     6.88    8.22
VALIC Company II Conservative Growth Lifestyle Fund              1.93        0.15   1.60     2.01    3.29
VALIC Company II Core Bond Fund                                  1.90        0.15   1.60     3.77    5.28
VALIC Company II Government Money Market II Fund                 0.01        0.15   1.60    -1.58   -0.34
VALIC Company II High Yield Bond Fund                            4.88        0.15   1.60     1.22    2.49
VALIC Company II International Opportunities Fund                1.27        0.15   1.60    -6.72   -5.54
VALIC Company II Large Cap Value Fund                            1.12        0.15   1.60     8.98   10.35
VALIC Company II Mid Cap Growth Fund                             0.07        0.15   1.60     0.59    1.85
VALIC Company II Mid Cap Value Fund                              0.30        0.15   1.60     5.03    6.56
VALIC Company II Moderate Growth Lifestyle Fund                  1.29        0.15   1.60     2.61    3.91
VALIC Company II Small Cap Growth Fund                           0.00        0.15   1.60    -1.57   -0.33
VALIC Company II Small Cap Value Fund                            0.90        0.15   1.60     3.87    5.38
VALIC Company II Socially Responsible Fund                       1.30        0.15   1.60    13.70   15.13
VALIC Company II Strategic Bond Fund                             3.69        0.15   1.60     2.30    3.58

--------------------------------------------------------------------------------
                                      44

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                                                         December 31, 2013
                                                             ----------------------------------------------

                                                                         Unit Value ($)/(a)/      Net
                                                                         ------------------- --------------
Sub-accounts                                                    Units    Lowest    Highest   Assets ($)/(b)/
------------                                                 ----------- ------    -------   --------------
American Beacon Holland Large Cap Growth Fund I Investor      45,990,000  1.45       1.64       72,347,000
Ariel Appreciation Fund Investor Class                       151,676,000  1.53       1.70      453,673,000
Ariel Fund Investor Class                                    164,454,000  1.46       1.49      476,196,000
Invesco V.I. Balanced-Risk Commodity Strategy Fund Class R5  286,965,000  0.83       0.85      242,808,000
SunAmerica 2020 High Watermark Fund Class I                   10,588,000  1.09       1.13       11,583,000
Vanguard LifeStrategy Conservative Growth Fund Inv Shares     42,663,000  1.14       1.98       79,830,000
Vanguard LifeStrategy Growth Fund Inv Shares                  99,330,000  1.27       2.16      202,733,000
Vanguard LifeStrategy Moderate Growth Fund Inv Shares        106,715,000  1.21       2.12      213,624,000
Vanguard Long-Term Investment-Grade Fund Inv Shares           81,579,000  1.17       1.50      228,921,000
Vanguard Long-Term Treasury Fund Inv Shares                   86,023,000  1.10       1.39      231,479,000
Vanguard Wellington Fund Inv Shares                          492,356,000  1.31       1.39    1,746,521,000
Vanguard Windsor II Fund Inv Shares                          518,076,000  1.24       1.47    1,736,698,000
VALIC Company I Asset Allocation Fund                         24,528,000  1.25       8.10      173,219,000
VALIC Company I Blue Chip Growth Fund                        335,064,000  1.60       1.66      530,958,000
VALIC Company I Broad Cap Value Fund                          25,690,000  1.50       1.68       41,756,000
VALIC Company I Capital Conservation Fund                     47,155,000  1.05       3.93      166,143,000
VALIC Company I Core Equity Fund                              87,739,000  1.25       1.45      268,685,000
VALIC Company I Dividend Value Fund                          221,351,000  1.27       1.50      545,977,000
VALIC Company I Dynamic Allocation Fund                      168,660,000  1.15       1.17      195,707,000
VALIC Company I Emerging Economies Fund                      614,097,000  0.70       0.95      588,736,000
VALIC Company I Foreign Value Fund                           667,927,000  1.07       1.23      971,586,000
VALIC Company I Global Real Estate Fund                      255,138,000  1.19       1.23      306,864,000
VALIC Company I Global Social Awareness Fund                  76,200,000  1.14       1.34      402,746,000
VALIC Company I Global Strategy Fund                         281,255,000  1.31       1.96      536,276,000
VALIC Company I Government Money Market I Fund               174,678,000  0.95       1.01      353,206,000
VALIC Company I Government Securities Fund                    37,427,000  1.03       3.80      129,265,000
VALIC Company I Growth & Income Fund                          32,540,000  1.36       3.35      101,061,000
VALIC Company I Growth Fund                                  605,498,000  1.40       1.42      933,492,000
VALIC Company I Health Sciences Fund                         169,471,000  2.08       3.30      533,127,000
VALIC Company I Inflation Protected Fund                     321,428,000  1.05       1.32      410,166,000
VALIC Company I International Equities Index Fund            524,216,000  1.14       2.15    1,030,145,000
VALIC Company I International Government Bond Fund            58,726,000  1.01       1.26      176,097,000
VALIC Company I International Growth Fund                    201,213,000  1.24       3.14      586,844,000
VALIC Company I Large Cap Core Fund                           88,578,000  1.51       1.99      170,580,000
VALIC Company I Large Capital Growth Fund                    262,881,000  1.22       1.31      406,386,000
VALIC Company I Mid Cap Index Fund                           193,124,000  1.45       1.56    3,077,255,000
VALIC Company I Mid Cap Strategic Growth Fund                152,807,000  1.27       1.34      298,156,000
VALIC Company I Nasdaq-100 Index Fund                        205,690,000  1.03       1.57      202,625,000
VALIC Company I Science & Technology Fund                    220,087,000  1.42       1.48      884,907,000
VALIC Company I Small Cap Aggressive Growth Fund              56,587,000  1.46       2.02      110,639,000
VALIC Company I Small Cap Fund                                86,577,000  1.53       1.58      387,730,000
VALIC Company I Small Cap Index Fund                         193,566,000  1.46       1.48    1,087,389,000
VALIC Company I Small Cap Special Values Fund                152,559,000  1.43       1.57      232,376,000
VALIC Company I Small Mid Growth Fund                         86,006,000  1.36       1.52      127,108,000
VALIC Company I Stock Index Fund                             543,134,000  1.31      64.55    2,146,977,000
VALIC Company I Value Fund                                    58,431,000  1.42       1.92      107,189,000
VALIC Company II Aggressive Growth Lifestyle Fund            170,127,000  1.34       2.84      456,690,000
VALIC Company II Capital Appreciation Fund                    27,282,000  1.50       1.61       41,604,000
VALIC Company II Conservative Growth Lifestyle Fund          110,543,000  1.21       2.72      283,012,000
VALIC Company II Core Bond Fund                              358,358,000  1.07       1.35      673,167,000
VALIC Company II Government Money Market II Fund             146,653,000  0.95       1.31      181,686,000
VALIC Company II High Yield Bond Fund                        129,320,000  1.19       2.59      313,222,000
VALIC Company II International Opportunities Fund            260,892,000  1.13       2.32      571,456,000
VALIC Company II Large Cap Value Fund                         75,961,000  1.44       2.68      191,301,000
VALIC Company II Mid Cap Growth Fund                          74,465,000  1.32       1.96      137,360,000
VALIC Company II Mid Cap Value Fund                          176,026,000  1.41       1.42      859,834,000
VALIC Company II Moderate Growth Lifestyle Fund              250,904,000  1.28       2.91      687,344,000
VALIC Company II Small Cap Growth Fund                        38,766,000  1.52       2.84      103,555,000
VALIC Company II Small Cap Value Fund                        148,027,000  1.38       1.44      508,084,000
VALIC Company II Socially Responsible Fund                   295,532,000  1.51       2.30      640,726,000
VALIC Company II Strategic Bond Fund                         227,491,000  1.12       2.76      589,850,000

                                                                 For the Year Ended December 31 2013
                                                             -------------------------------------------
                                                                               Expense         Total
                                                              Investment    Ratio (%)/(d)/ Return (%)/(e)/
                                                                Income      -------------- --------------
Sub-accounts                                                 Ratio (%)/(c)/ Lowest Highest Lowest  Highest
------------                                                 -------------  ------ ------- ------  -------
American Beacon Holland Large Cap Growth Fund I Investor         0.00        0.40   1.85    29.79   31.42
Ariel Appreciation Fund Investor Class                           0.91        0.40   1.85    43.53   45.63
Ariel Fund Investor Class                                        0.64        0.40   1.85    42.03   44.10
Invesco V.I. Balanced-Risk Commodity Strategy Fund Class R5      0.00        0.40   1.85   -15.49  -14.42
SunAmerica 2020 High Watermark Fund Class I                      2.50        0.65   1.25    -7.00   -6.63
Vanguard LifeStrategy Conservative Growth Fund Inv Shares        2.00        0.65   2.10     6.81    8.15
Vanguard LifeStrategy Growth Fund Inv Shares                     2.08        0.65   2.10    18.68   20.17
Vanguard LifeStrategy Moderate Growth Fund Inv Shares            2.02        0.65   2.10    12.66   14.07
Vanguard Long-Term Investment-Grade Fund Inv Shares              4.74        0.40   1.85    -7.59   -6.24
Vanguard Long-Term Treasury Fund Inv Shares                      3.11        0.40   1.85   -14.62  -13.37
Vanguard Wellington Fund Inv Shares                              2.54        0.65   2.10    17.18   18.89
Vanguard Windsor II Fund Inv Shares                              2.12        0.65   2.10    27.98   29.84
VALIC Company I Asset Allocation Fund                            0.00        0.40   1.85    13.84   15.27
VALIC Company I Blue Chip Growth Fund                            0.00        0.40   1.85    38.60   40.34
VALIC Company I Broad Cap Value Fund                             0.00        0.40   1.85    33.97   35.65
VALIC Company I Capital Conservation Fund                        0.00        0.40   1.85    -4.16   -2.96
VALIC Company I Core Equity Fund                                 0.00        0.40   1.85    32.40   34.33
VALIC Company I Dividend Value Fund                              0.00        0.40   1.85    27.69   29.55
VALIC Company I Dynamic Allocation Fund                          0.00        0.40   1.85    15.34   16.81
VALIC Company I Emerging Economies Fund                          0.00        0.40   1.85    -4.55   -3.15
VALIC Company I Foreign Value Fund                               0.00        0.40   1.85    23.89   25.69
VALIC Company I Global Real Estate Fund                          0.00        0.40   1.85     2.63    3.92
VALIC Company I Global Social Awareness Fund                     0.00        0.40   1.85    26.51   28.36
VALIC Company I Global Strategy Fund                             0.00        0.40   1.85    16.62   18.08
VALIC Company I Government Money Market I Fund                   0.01        0.40   1.85    -1.82   -0.39
VALIC Company I Government Securities Fund                       0.00        0.40   1.85    -5.98   -4.80
VALIC Company I Growth & Income Fund                             0.00        0.40   1.85    30.23   31.87
VALIC Company I Growth Fund                                      0.00        0.40   1.85    28.70   30.58
VALIC Company I Health Sciences Fund                             0.00        0.40   1.85    48.27   50.13
VALIC Company I Inflation Protected Fund                         0.00        0.40   1.85    -8.68   -7.53
VALIC Company I International Equities Index Fund                0.00        0.40   1.85    16.81   18.28
VALIC Company I International Government Bond Fund               0.00        0.40   1.85    -7.34   -5.99
VALIC Company I International Growth Fund                        0.00        0.40   1.85    18.54   20.03
VALIC Company I Large Cap Core Fund                              0.00        0.40   1.85    33.55   35.23
VALIC Company I Large Capital Growth Fund                        0.00        0.40   1.85    29.16   31.04
VALIC Company I Mid Cap Index Fund                               0.00        0.40   1.85    30.67   32.58
VALIC Company I Mid Cap Strategic Growth Fund                    0.00        0.40   1.85    36.08   38.06
VALIC Company I Nasdaq-100 Index Fund                            0.00        0.40   1.85    33.74   35.42
VALIC Company I Science & Technology Fund                        0.00        0.40   1.85    39.88   41.92
VALIC Company I Small Cap Aggressive Growth Fund                 0.00        0.40   1.85    46.99   48.83
VALIC Company I Small Cap Fund                                   0.00        0.40   1.85    37.85   39.86
VALIC Company I Small Cap Index Fund                             0.00        0.40   1.85    36.10   38.09
VALIC Company I Small Cap Special Values Fund                    0.00        0.40   1.85    36.42   38.14
VALIC Company I Small Mid Growth Fund                            0.00        0.40   1.85    32.29   33.95
VALIC Company I Stock Index Fund                                 0.00        0.33   1.85    31.39   32.93
VALIC Company I Value Fund                                       0.00        0.40   1.85    28.73   30.35
VALIC Company II Aggressive Growth Lifestyle Fund                0.00        0.15   1.60    20.03   21.54
VALIC Company II Capital Appreciation Fund                       0.00        0.15   1.60    33.92   35.60
VALIC Company II Conservative Growth Lifestyle Fund              0.00        0.15   1.60     7.61    8.96
VALIC Company II Core Bond Fund                                  0.00        0.15   1.60    -3.37   -1.96
VALIC Company II Government Money Market II Fund                 0.01        0.15   1.60    -1.58   -0.34
VALIC Company II High Yield Bond Fund                            0.00        0.15   1.60     3.51    4.81
VALIC Company II International Opportunities Fund                0.00        0.15   1.60    19.22   20.72
VALIC Company II Large Cap Value Fund                            0.00        0.15   1.60    33.22   34.89
VALIC Company II Mid Cap Growth Fund                             0.00        0.15   1.60    28.95   30.57
VALIC Company II Mid Cap Value Fund                              0.00        0.15   1.60    32.26   34.19
VALIC Company II Moderate Growth Lifestyle Fund                  0.00        0.15   1.60    14.75   16.20
VALIC Company II Small Cap Growth Fund                           0.00        0.15   1.60    45.35   47.18
VALIC Company II Small Cap Value Fund                            0.00        0.15   1.60    34.05   36.01
VALIC Company II Socially Responsible Fund                       0.00        0.15   1.60    33.28   34.96
VALIC Company II Strategic Bond Fund                             0.00        0.15   1.60    -1.33   -0.09

--------------------------------------------------------------------------------
                                      45

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                                                   December 31, 2012
                                                       ----------------------------------------------

                                                                   Unit Value ($)/(a)/
                                                                   -------------------      Net
Sub-accounts                                              Units    Lowest    Highest   Assets ($)/(b)/
------------                                           ----------- ------    -------   --------------
American Beacon Holland Large Cap Growth Fund I
  Investor                                              51,966,000  1.12       1.25       62,551,000
Ariel Appreciation Fund Investor Class                 139,223,000  1.07       2.20      287,615,000
Ariel Fund Investor Class                              172,615,000  1.03       2.18      349,450,000
Invesco V.I. Balanced-Risk Commodity Strategy Fund
  Class R5                                             215,787,000  0.98       1.00      214,139,000
SunAmerica 2020 High Watermark Fund Class I             13,367,000  1.17       1.21       15,716,000
Vanguard LifeStrategy Conservative Growth Fund Inv
  Shares                                                42,752,000  1.07       1.83       74,254,000
Vanguard LifeStrategy Growth Fund Inv Shares            97,744,000  1.07       1.80      166,668,000
Vanguard LifeStrategy Moderate Growth Fund Inv Shares  106,449,000  1.07       1.86      187,532,000
Vanguard Long-Term Investment-Grade Fund Inv Shares    107,229,000  1.26       3.40      324,948,000
Vanguard Long-Term Treasury Fund Inv Shares            104,316,000  1.29       3.46      328,115,000
Vanguard Wellington Fund Inv Shares                    511,573,000  1.12       3.46    1,537,119,000
Vanguard Windsor II Fund Inv Shares                    550,354,000  0.96       2.95    1,431,448,000
VALIC Company I Asset Allocation Fund                   24,967,000  1.10       7.03      154,635,000
VALIC Company I Blue Chip Growth Fund                  359,500,000  1.13       1.18      407,535,000
VALIC Company I Broad Cap Value Fund                    26,193,000  1.12       1.24       31,467,000
VALIC Company I Capital Conservation Fund               54,326,000  1.09       4.05      201,474,000
VALIC Company I Core Equity Fund                        95,915,000  0.93       2.46      219,871,000
VALIC Company I Dividend Value Fund                    215,635,000  0.98       2.11      414,565,000
VALIC Company I Dynamic Allocation Fund                      1,000             1.00        9,981,000
VALIC Company I Emerging Economies Fund                589,559,000  0.72       1.03      586,649,000
VALIC Company I Foreign Value Fund                     744,687,000  0.85       1.19      867,033,000
VALIC Company I Global Real Estate Fund                281,040,000  1.16       1.18      326,429,000
VALIC Company I Global Social Awareness Fund            65,030,000  0.89       4.50      267,576,000
VALIC Company I Global Strategy Fund                   273,255,000  1.13       1.66      442,647,000
VALIC Company I Government Money Market I Fund         181,065,000  0.96       2.30      370,398,000
VALIC Company I Government Securities Fund              31,983,000  1.10       3.99      115,432,000
VALIC Company I Growth & Income Fund                    34,018,000  0.95       2.54       80,380,000
VALIC Company I Growth Fund                            665,111,000  1.07       1.22      789,736,000
VALIC Company I Health Sciences Fund                   149,863,000  1.40       2.20      315,416,000
VALIC Company I Inflation Protected Fund               298,846,000  1.15       1.43      413,284,000
VALIC Company I International Equities Index Fund      520,838,000  0.98       1.82      870,642,000
VALIC Company I International Government Bond Fund      56,985,000  1.09       3.52      182,727,000
VALIC Company I International Growth Fund              235,242,000  1.04       2.62      573,397,000
VALIC Company I Large Cap Core Fund                     95,261,000  1.13       1.47      136,137,000
VALIC Company I Large Capital Growth Fund              289,231,000  0.93       1.22      343,216,000
VALIC Company I Mid Cap Index Fund                     206,475,000  1.11      14.69    2,515,665,000
VALIC Company I Mid Cap Strategic Growth Fund          164,490,000  0.92       1.47      233,684,000
VALIC Company I Nasdaq-100 Index Fund                  212,283,000  0.73       1.17      154,991,000
VALIC Company I Science & Technology Fund              241,647,000  0.66       3.17      690,337,000
VALIC Company I Small Cap Aggressive Growth Fund        55,949,000  1.00       1.35       73,916,000
VALIC Company I Small Cap Fund                          96,923,000  1.11       3.48      312,090,000
VALIC Company I Small Cap Index Fund                   205,976,000  1.07       4.62      846,828,000
VALIC Company I Small Cap Special Values Fund          170,518,000  1.05       1.13      188,728,000
VALIC Company I Small Mid Growth Fund                   91,849,000  1.03       1.14      101,706,000
VALIC Company I Stock Index Fund                       575,726,000  1.00      48.56    1,747,315,000
VALIC Company I Value Fund                              64,658,000  1.10       1.47       91,345,000
VALIC Company II Aggressive Growth Lifestyle Fund      151,965,000  1.11       2.34      336,975,000
VALIC Company II Capital Appreciation Fund              30,004,000  0.81       1.19       33,868,000
VALIC Company II Conservative Growth Lifestyle Fund     92,004,000  1.12       2.50      216,627,000
VALIC Company II Core Bond Fund                        239,177,000  1.10       2.05      459,847,000
VALIC Company II Government Money Market II Fund       137,930,000  0.97       1.32      172,581,000
VALIC Company II High Yield Bond Fund                  129,786,000  1.15       2.48      300,387,000
VALIC Company II International Opportunities Fund      275,156,000  0.95       1.92      501,215,000
VALIC Company II Large Cap Value Fund                   80,659,000  1.08       1.99      151,544,000
VALIC Company II Mid Cap Growth Fund                    83,075,000  1.02       1.50      117,917,000
VALIC Company II Mid Cap Value Fund                    190,393,000  1.05       3.96      700,450,000
VALIC Company II Moderate Growth Lifestyle Fund        210,641,000  1.11       2.50      498,521,000
VALIC Company II Small Cap Growth Fund                  40,783,000  0.97       1.93       74,470,000
VALIC Company II Small Cap Value Fund                  165,403,000  1.03       2.71      420,658,000
VALIC Company II Socially Responsible Fund             332,810,000  1.13       1.70      536,742,000
VALIC Company II Strategic Bond Fund                   231,898,000  1.14       2.76      603,911,000

                                                           For the Year Ended December 31 2012
                                                       -------------------------------------------
                                                                         Expense         Total
                                                        Investment    Ratio (%)/(d)/ Return (%)/(e)/
                                                          Income      -------------- --------------
Sub-accounts                                           Ratio (%)/(c)/ Lowest Highest Lowest  Highest
------------                                           -------------  ------ ------- ------  -------
American Beacon Holland Large Cap Growth Fund I
  Investor                                                 0.06        0.40   1.85   10.12    11.51
Ariel Appreciation Fund Investor Class                     0.83        0.40   1.85   17.16    18.87
Ariel Fund Investor Class                                  0.96        0.40   1.85   18.11    19.84
Invesco V.I. Balanced-Risk Commodity Strategy Fund
  Class R5                                                 2.46        0.40   1.85   -1.77    -3.01
SunAmerica 2020 High Watermark Fund Class I                2.31        0.65   1.25    2.96     3.37
Vanguard LifeStrategy Conservative Growth Fund Inv
  Shares                                                   2.35        0.65   2.10    6.92     8.26
Vanguard LifeStrategy Growth Fund Inv Shares               2.39        0.65   2.10   11.99    13.40
Vanguard LifeStrategy Moderate Growth Fund Inv Shares      2.36        0.65   2.10    9.44    10.81
Vanguard Long-Term Investment-Grade Fund Inv Shares        4.67        0.40   1.85    9.61    11.21
Vanguard Long-Term Treasury Fund Inv Shares                2.76        0.40   1.85    1.56     3.05
Vanguard Wellington Fund Inv Shares                        2.86        0.65   2.10   10.23    11.84
Vanguard Windsor II Fund Inv Shares                        2.33        0.65   2.10   14.28    15.96
VALIC Company I Asset Allocation Fund                      2.16        0.40   1.85   11.24    12.64
VALIC Company I Blue Chip Growth Fund                      5.00        0.40   1.85   15.96    17.42
VALIC Company I Broad Cap Value Fund                       0.70        0.40   1.85   11.89    13.30
VALIC Company I Capital Conservation Fund                  2.50        0.40   1.85    4.12     5.43
VALIC Company I Core Equity Fund                           1.49        0.40   1.85   12.10    13.74
VALIC Company I Dividend Value Fund                        1.85        0.40   1.85   10.51    12.12
VALIC Company I Dynamic Allocation Fund                    0.00        0.40   1.85            -0.24
VALIC Company I Emerging Economies Fund                    0.73        0.40   1.85   16.71    18.42
VALIC Company I Foreign Value Fund                         3.20        0.40   1.85   16.59    18.30
VALIC Company I Global Real Estate Fund                    1.74        0.40   1.85   28.60    30.22
VALIC Company I Global Social Awareness Fund               1.83        0.40   1.85   16.12    16.83
VALIC Company I Global Strategy Fund                       5.69        0.40   1.85   17.35    18.83
VALIC Company I Government Money Market I Fund             0.01        0.40   1.85   -1.83    -0.39
VALIC Company I Government Securities Fund                 2.46        0.40   1.85    1.80     3.08
VALIC Company I Growth & Income Fund                       0.91        0.40   1.85   11.27    12.68
VALIC Company I Growth Fund                                0.72        0.40   1.85   12.80    14.46
VALIC Company I Health Sciences Fund                       0.00        0.40   1.85   29.31    30.94
VALIC Company I Inflation Protected Fund                   2.77        0.40   1.85    6.05     7.38
VALIC Company I International Equities Index Fund          2.88        0.40   1.85   14.88    16.32
VALIC Company I International Government Bond Fund         3.20        0.40   1.85    6.64     8.21
VALIC Company I International Growth Fund                  1.60        0.40   1.85   17.98    19.46
VALIC Company I Large Cap Core Fund                        1.02        0.40   1.85   16.49    17.95
VALIC Company I Large Capital Growth Fund                  0.21        0.40   1.85   10.37    11.98
VALIC Company I Mid Cap Index Fund                         1.01        0.40   1.85   15.36    17.05
VALIC Company I Mid Cap Strategic Growth Fund              0.00        0.40   1.85    7.22     8.79
VALIC Company I Nasdaq-100 Index Fund                      0.50        0.40   1.85   15.78    17.23
VALIC Company I Science & Technology Fund                  0.00        0.40   1.85   10.08    11.69
VALIC Company I Small Cap Aggressive Growth Fund           0.00        0.40   1.85   12.96    14.38
VALIC Company I Small Cap Fund                             0.07        0.40   1.85   13.72    15.15
VALIC Company I Small Cap Index Fund                       1.28        0.40   1.85   13.93    15.59
VALIC Company I Small Cap Special Values Fund              0.60        0.40   1.85    4.84    13.82
VALIC Company I Small Mid Growth Fund                      0.00        0.40   1.85    2.86    10.94
VALIC Company I Stock Index Fund                           1.78        0.33   1.85   14.87    15.12
VALIC Company I Value Fund                                 2.12        0.40   1.85   14.80    16.24
VALIC Company II Aggressive Growth Lifestyle Fund          1.53        0.15   1.60   13.38    14.80
VALIC Company II Capital Appreciation Fund                 0.47        0.15   1.60   16.07    17.53
VALIC Company II Conservative Growth Lifestyle Fund        2.30        0.15   1.60   10.11    11.49
VALIC Company II Core Bond Fund                            3.00        0.15   1.60    5.68     7.22
VALIC Company II Government Money Market II Fund           0.01        0.15   1.60   -1.58    -0.34
VALIC Company II High Yield Bond Fund                      6.16        0.15   1.60   11.94    13.35
VALIC Company II International Opportunities Fund          2.04        0.15   1.60   20.10    21.61
VALIC Company II Large Cap Value Fund                      1.33        0.15   1.60   15.07    16.52
VALIC Company II Mid Cap Growth Fund                       0.10        0.15   1.60    9.54    10.92
VALIC Company II Mid Cap Value Fund                        0.44        0.15   1.60   19.84    21.59
VALIC Company II Moderate Growth Lifestyle Fund            1.83        0.15   1.60   11.89    13.30
VALIC Company II Small Cap Growth Fund                     0.00        0.15   1.60   10.58    11.98
VALIC Company II Small Cap Value Fund                      0.53        0.15   1.60   13.23    14.89
VALIC Company II Socially Responsible Fund                 1.46        0.15   1.60   13.40    14.83
VALIC Company II Strategic Bond Fund                       4.18        0.15   1.60   10.62    12.01

(a) Because the unit values are presented as a range of lowest to highest, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract unit values are not within the ranges presented.
(b) These amounts represent the net asset value before adjustments allocated to the contracts in payout period.

--------------------------------------------------------------------------------
                                      46

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(c) These amounts represent the dividends, excluding distributions of capital gains, received by the sub-account from the Funds, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the Funds in which the sub-account invests. The average net assets are calculated using the net asset balances at the beginning and end of the year.
(d) These amounts represent the annualized contract expenses of the sub-account, consisting of distribution, mortality and expense charges, for each period indicated. The ratios include only those expenses that result in direct reduction to unit values. Charges made directly to contract owners account through the redemption of units and expenses of the Funds have been excluded. For additional information on charges and deductions, see Note 4.
(e) These amounts represent the total return for the periods indicated, including changes in the value of the Funds, and expenses assessed through the reduction of unit values. These expenses do not include any expenses assessed through redemption of units. The total return is calculated for each of the periods indicated or from the effective date through the end of the reporting period. Because the total return is presented as a range of minimum and maximum values, based on the product grouping representing the minimum and maximum expense ratios, some individual contract total returns are not within the ranges presented.

7. SUBSEQUENT EVENTS

Management considered Separate Accounts related events and transactions that occurred after the date of the Statement of Assets and Liabilities, but before the financial statements are issued to provide additional evidence relative to certain estimates or to identify matters that required additional disclosures. Management has evaluated events through April 24, 2017, the date the financial statements were issued.

--------------------------------------------------------------------------------
                                      47

                     The Variable Annuity Life
                     Insurance Company
                     Audited GAAP Financial Statements
                     At December 31, 2016 and 2015 and for each of the three years ended December 31, 2016

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

TABLE OF CONTENTS

                                                                                                                     Page
                                                                                                                     ----
CONSOLIDATED FINANCIAL STATEMENTS
Independent Auditor's Report                                                                                           2
Consolidated Balance Sheets at December 31, 2016 and 2015                                                              3
Consolidated Statements of Income for each of the years ended December 31, 2016, 2015 and 2014                         4
Consolidated Statements of Comprehensive Income (Loss) for each of the years ended December 31, 2016, 2015 and 2014    5
Consolidated Statements of Equity for each of the years ended December 31, 2016, 2015 and 2014                         6
Consolidated Statements of Cash Flows for each of the years ended December 31, 2016, 2015 and 2014                     7

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
1. Basis of Presentation                                                                                               8
2. Summary of Significant Accounting Policies                                                                          9
3. Fair Value Measurements                                                                                            14
4. Investments                                                                                                        30
5. Lending Activities                                                                                                 41
6. Reinsurance                                                                                                        43
7. Derivatives and Hedge Accounting                                                                                   43
8. Deferred Policy Acquisition Costs and Deferred Sales Inducements                                                   45
9. Variable Interest Entities                                                                                         48
10. Insurance Liabilities                                                                                             50
11. Variable Annuity Contracts                                                                                        50
12. Debt                                                                                                              53
13. Commitments and Contingencies                                                                                     54
14. Equity                                                                                                            55
15. Statutory Financial Data and Restrictions                                                                         57
16. Benefit Plans                                                                                                     57
17. Income Taxes                                                                                                      58
18. Related Party Transactions                                                                                        61
19. Subsequent Events                                                                                                 61

                        Report of Independent Auditors

To the Board of Directors of
The Variable Annuity Life Insurance Company

We have audited the accompanying consolidated financial statements of The Variable Annuity Life Insurance Company and its subsidiaries (the "Company"), an indirect, wholly owned subsidiary of American International Group, Inc., which comprise the consolidated balance sheets as of December 31, 2016 and 2015, and the related consolidated statements of income, comprehensive income
(loss), equity and cash flows for each of the three years in the period ended December 31, 2016.

Management's Responsibility for the Consolidated Financial Statements

Management is responsible for the preparation and fair presentation of the consolidated financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.

Auditors' Responsibility

Our responsibility is to express an opinion on the consolidated financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the consolidated financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company's preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of The Variable Annuity Life Insurance Company and its subsidiaries as of December 31, 2016 and 2015, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2016 in accordance with accounting principles generally accepted in the United States of America.

/s/ PricewaterhouseCoopers LLP

April 24, 2017

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
CONSOLIDATED BALANCE SHEETS

                                                                                                               December 31,
                                                                                                              ---------------
(in millions, except for share data)                                                                           2016    2015
------------------------------------                                                                          ------- -------
Assets:
   Investments:
       Fixed maturity securities:
          Bonds available for sale, at fair value (amortized cost: 2016 - $33,657; 2015 - $32,212)            $34,591 $33,133
          Other bond securities, at fair value                                                                  1,778   1,214
       Equity securities:
          Common and preferred stock, available for sale, at fair value (cost: 2016 - $4; 2015 - $4)                5       4
       Mortgage and other loans receivable, net of allowance                                                    6,083   5,718
       Other invested assets (portion measured at fair value: 2016 - $528; 2015 - $1,105)                       1,233   2,379
       Short-term investments (portion measured at fair value: 2016 - $767; 2015 - $560)                          818     603
                                                                                                              ------- -------
          Total investments                                                                                    44,508  43,051
   Cash                                                                                                           106      82
   Accrued investment income                                                                                      458     464
   Amounts due from related parties                                                                               114      31
   Premiums and other receivables - net of allowance                                                               81      66
   Deferred policy acquisition costs                                                                              955     964
   Deferred income taxes                                                                                           17      --
   Other assets (including restricted cash of $3 in 2016 and $14 in 2015)                                         454     459
   Separate account assets, at fair value                                                                      32,469  31,536
                                                                                                              ------- -------
Total assets                                                                                                  $79,162 $76,653
                                                                                                              ======= =======
Liabilities:
   Future policy benefits for life and accident and health insurance contracts                                $   785 $   748
   Policyholder contract deposits (portion measured at fair value: 2016 - $209; 2015 - $197)                   39,593  37,874
   Other policyholder funds                                                                                         4       7
   Current income tax payable                                                                                      10       4
   Deferred income taxes                                                                                           --      46
   Notes payable - to affiliates (portion measured at fair value: 2016 - $183; 2015 - $143)                       183     143
   Notes payable - to third parties                                                                                50      50
   Amounts due to related parties                                                                                 148     101
   Securities lending payable                                                                                     245     169
   Other liabilities                                                                                              590     534
   Separate account liabilities                                                                                32,469  31,536
                                                                                                              ------- -------
Total liabilities                                                                                              74,077  71,212
                                                                                                              ------- -------
Commitments and contingencies (see Note 13)

The Variable Annuity Life Insurance Company (VALIC) shareholder's equity:
   Common stock, $1 par value; 5,000,000 shares authorized, 3,575,000 shares issued and outstanding                 4       4
   Additional paid-in capital                                                                                   4,103   4,515
   Retained earnings (accumulated deficit)                                                                        106      --
   Accumulated other comprehensive income                                                                         872     908
                                                                                                              ------- -------
Total VALIC shareholder's equity                                                                                5,085   5,427
Noncontrolling interests                                                                                           --      14
                                                                                                              ------- -------
Total equity                                                                                                    5,085   5,441
                                                                                                              ------- -------
Total liabilities and equity                                                                                  $79,162 $76,653
                                                                                                              ======= =======

See accompanying Notes to Consolidated Financial Statements.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
CONSOLIDATED STATEMENTS OF INCOME

                                                                           Years Ended December 31,
                                                                           -----------------------
(in millions)                                                               2016     2015    2014
-------------                                                              ------   ------  ------
Revenues:
   Premiums                                                                $   27   $   21  $   44
   Policy fees                                                                383      401     405
   Net investment income                                                    2,045    2,077   2,356
   Net realized capital gains (losses):
       Total other-than-temporary impairments on available-for-sale
         securities                                                           (68)     (48)    (38)
       Portion of other-than-temporary impairments on
         available-for-sale fixed maturity securities recognized in
         other comprehensive income (loss)                                     (5)      (6)     --
                                                                           ------   ------  ------
       Net other-than-temporary impairments on available-for-sale
         securities recognized in net income                                  (73)     (54)    (38)
       Other realized capital (losses) gains                                  (54)     128     172
                                                                           ------   ------  ------
   Total net realized capital (losses) gains                                 (127)      74     134
       Other income                                                           340      417     447
                                                                           ------   ------  ------
Total revenues                                                              2,668    2,990   3,386
                                                                           ------   ------  ------
Benefits and expenses:
   Policyholder benefits                                                       58       60     114
   Interest credited to policyholder account balances                       1,134    1,117   1,142
   Amortization of deferred policy acquisition costs                          135       20      71
   General operating and other expenses                                       680      687     657
                                                                           ------   ------  ------
Total benefits and expenses                                                 2,007    1,884   1,984
                                                                           ------   ------  ------
Income before income tax expense                                              661    1,106   1,402
Income tax expense (benefit):
   Current                                                                    201      243     262
   Deferred                                                                   (57)      87     152
                                                                           ------   ------  ------
Income tax expense                                                            144      330     414
                                                                           ------   ------  ------
Net income                                                                    517      776     988
Less:
Net income attributable to noncontrolling interests                            --        1       1
                                                                           ------   ------  ------
Net income attributable to VALIC                                           $  517   $  775  $  987
                                                                           ======   ======  ======

See accompanying Notes to Consolidated Financial Statements.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)

                                                                                                   Years Ended December 31,
                                                                                                   ------------------------
(in millions)                                                                                       2016    2015     2014
-------------                                                                                      ------  ------  --------
Net income                                                                                         $  517  $  776  $    988
                                                                                                   ------  ------  --------
Other comprehensive income (loss), net of tax
   Change in unrealized depreciation of fixed maturity investments on which other-than-temporary
     credit impairments were recognized                                                               (29)    (49)      (21)
   Change in unrealized appreciation (depreciation) of all other investments                          (24)   (938)      854
   Adjustments to deferred policy acquisition costs and deferred sales inducements                     34      82       (83)
   Change in unrealized insurance loss recognition                                                    (17)     54       (49)
   Change in foreign currency translation adjustments                                                  --      (1)       (2)
                                                                                                   ------  ------  --------
Other comprehensive income (loss)                                                                     (36)   (852)      699
                                                                                                   ------  ------  --------
Comprehensive income (loss)                                                                           481     (76)    1,687
Comprehensive income attributable to noncontrolling interests                                          --       1         1
                                                                                                   ------  ------  --------
Comprehensive income (loss) attributable to VALIC                                                  $  481  $  (77) $  1,686
                                                                                                   ======  ======  ========

See accompanying Notes to Consolidated Financial Statements.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
CONSOLIDATED STATEMENTS OF EQUITY

                                                                       Accumulated  Total VALIC
                                                  Additional              Other       Share-       Non-
                                           Common  Paid-in   Retained Comprehensive  holder's   controlling  Total
(in millions)                              Stock   Capital   Earnings    Income       Equity     Interests   Equity
-------------                              ------ ---------- -------- ------------- ----------- ----------- -------
Balance, January 1, 2014                    $ 4     $5,789   $ 1,118     $1,061       $ 7,972      $ --     $ 7,972
                                            ---     ------   -------     ------       -------      ----     -------
Net income attributable to VALIC or other
  noncontrolling interests                   --         --       987         --           987         1         988
Dividends                                    --         --    (2,105)        --        (2,105)       --      (2,105)
Other comprehensive income                   --         --        --        699           699        --         699
Capital contributions from Parent            --         38        --         --            38        --          38
Return of capital                            --       (522)       --         --          (522)       --        (522)
Other                                        --         --        --         --            --        12          12
                                            ---     ------   -------     ------       -------      ----     -------
Balance, December 31, 2014                  $ 4     $5,305   $    --     $1,760       $ 7,069      $ 13     $ 7,082
                                            ===     ======   =======     ======       =======      ====     =======
Net income attributable to VALIC or other
  noncontrolling interests                   --         --       775         --           775         1         776
Dividends                                    --         --      (775)        --          (775)       --        (775)
Other comprehensive loss                     --         --        --       (852)         (852)       --        (852)
Capital contributions from Parent            --         15        --         --            15        --          15
Return of capital                            --       (805)       --         --          (805)       --        (805)
                                            ---     ------   -------     ------       -------      ----     -------
Balance, December 31, 2015                  $ 4     $4,515   $    --     $  908       $ 5,427      $ 14     $ 5,441
                                            ===     ======   =======     ======       =======      ====     =======
Net income attributable to VALIC or other
  noncontrolling interests                   --         --       517         --           517        --         517
Dividends                                    --         --      (411)        --          (411)       --        (411)
Other comprehensive loss                     --         --        --        (36)          (36)       --         (36)
Capital contributions from Parent            --          1        --         --             1        --           1
Return of capital                            --       (413)       --         --          (413)       --        (413)
Net decrease due to deconsolidation          --         --        --         --            --       (14)        (14)
Other                                        --         --        --         --            --        --          --
                                            ---     ------   -------     ------       -------      ----     -------
Balance, December 31, 2016                  $ 4     $4,103   $   106     $  872       $ 5,085      $ --     $ 5,085
                                            ===     ======   =======     ======       =======      ====     =======

See accompanying Notes to Consolidated Financial Statements.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                                                 Years Ended December 31,
                                                                                                -------------------------
(in millions)                                                                                     2016     2015     2014
-------------                                                                                   -------  -------  -------
Cash flows from operating activities:
   Net income                                                                                   $   517  $   776  $   988
                                                                                                -------  -------  -------
   Adjustments to reconcile net income to net cash provided by operating activities:
       Interest credited to policyholder account balances                                         1,134    1,117    1,142
       Amortization of deferred policy acquisition costs                                            135       20       71
       Fees charged for policyholder contract deposits                                             (333)    (349)    (338)
       Net realized capital losses (gains)                                                          127      (74)    (134)
       Unrealized losses (gains) in earnings, net                                                    10       25      (49)
       Equity in income of partnerships and other invested assets                                   (34)     (32)    (102)
       Accretion of net premium/discount on investments                                            (207)    (189)    (224)
       Capitalized interest                                                                          (8)     (10)     (14)
       Provision for deferred income taxes                                                          (57)      87      152
   Changes in operating assets and liabilities:
       Accrued investment income                                                                      6       18       20
       Amounts due to/from related parties                                                          (36)     (54)      89
       Deferred policy acquisition costs                                                            (80)     (78)     (66)
       Current income tax receivable/payable                                                         88       18       47
       Future policy benefits                                                                         8      (11)      29
       Other, net                                                                                    30      101      102
                                                                                                -------  -------  -------
   Total adjustments                                                                                783      589      725
                                                                                                -------  -------  -------
Net cash provided by operating activities                                                         1,300    1,365    1,713
                                                                                                =======  =======  =======
Cash flows from investing activities:
Proceeds from (payments for)
   Sales or distribution of:
       Available-for-sale investments                                                             3,447    2,405    1,996
       Other investments, excluding short-term investments                                        1,220      716      481
   Redemption and maturities of fixed maturity securities available for sale                      3,464    3,239    3,103
   Principal payments received on sales and maturities of mortgage and other loans receivable     1,078      930    1,268
   Redemption and maturities of other investments, excluding short-term investments                  86       84       71
   Purchases of:
       Available-for-sale investments                                                            (8,638)  (5,107)  (4,121)
       Mortgage and other loans receivable                                                       (1,613)  (1,488)  (1,125)
       Other investments, excluding short-term investments                                         (699)    (649)    (655)
   Net change in restricted cash                                                                     10      191     (105)
   Net change in short-term investments                                                            (215)    (160)     719
   Other, net                                                                                        16        2       83
                                                                                                -------  -------  -------
Net cash provided by (used in) investing activities                                              (1,844)     163    1,715
                                                                                                =======  =======  =======
Cash flows from financing activities:
   Policyholder contract deposits                                                                 3,293    2,635    2,232
   Policyholder contract withdrawals                                                             (3,178)  (3,570)  (3,519)
   Net exchanges to/from separate accounts                                                          852      484      394
   Change in repurchase agreements                                                                    1       --       --
   Repayment of notes payable                                                                        --      (68)     (53)
   Change in securities lending payable                                                              76      169     (732)
   Dividends and return of capital paid                                                            (476)  (1,206)  (1,685)
                                                                                                -------  -------  -------
Net cash provided by (used in) financing activities                                                 568   (1,556)  (3,363)
                                                                                                =======  =======  =======
Net increase (decrease) in cash                                                                      24      (28)      65
Cash at beginning of year                                                                            82      110       45
                                                                                                -------  -------  -------
Cash at end of year                                                                             $   106  $    82  $   110
                                                                                                =======  =======  =======
Supplementary Disclosure of Consolidated Cash Flow Information
Cash paid during the period for:
   Interest                                                                                     $     9  $     2  $     3
   Taxes                                                                                            103      214      208
Non-cash investing/financing activities:
   Sales inducements credited to policyholder contract deposits                                      11        9       10
   Non-cash dividends and return of capital and dividend payable                                    349      473      942
   Settlement of non-cash dividend payable                                                           --      702       --
   Non-cash contributions from Parent                                                                 1       15       38

See accompanying Notes to Consolidated Financial Statements.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. BASIS OF PRESENTATION

The Variable Annuity Life Insurance Company, including its wholly owned subsidiaries, is a wholly owned subsidiary of AGC Life Insurance Company (AGC Life or the Parent), an indirect, wholly owned subsidiary of American International Group, Inc. (AIG Parent). Unless the context indicates otherwise, the terms "VALIC," "the Company," "we," "us" or "our" mean The Variable Annuity Life Insurance Company and its consolidated subsidiaries, and the term "AIG Parent" means American International Group, Inc. and not any of its consolidated subsidiaries.

We are a Texas-domiciled life insurance company and a leading provider of defined contribution retirement savings plans sponsored by education, not-for-profit and government organizations. Our primary products include fixed and variable annuities, mutual funds and plan administrative and compliance services. We utilize career financial advisors and independent financial advisors to provide retirement plan participants with enrollment support and comprehensive financial planning services. No annual deposits for any individual advisor in 2016 or 2015 represented more than 10 percent of total annuity deposits.

Our operations are influenced by many factors, including general economic conditions, financial condition of AIG Parent, monetary and fiscal policies of the United States federal government and policies of state and other regulatory authorities. The level of sales of our insurance and financial products is influenced by many factors, including general market rates of interest, the strength, weakness and volatility of equity markets and terms and conditions of competing products. We are exposed to the risks normally associated with a portfolio of fixed income securities, which include interest rate, option, liquidity and credit risks. We control our exposure to these risks by, among other things, closely monitoring and managing the duration and cash flows of our assets and liabilities, monitoring and limiting prepayments and extension risk in our portfolio, maintaining a large percentage of our portfolio in highly liquid securities, engaging in a disciplined process of underwriting, and reviewing and monitoring credit risk. We are also exposed to market risk, policyholder behavior risk and mortality/longevity risk. Market volatility and other equity market conditions may affect our exposure to risks related to guaranteed death benefits and guaranteed living benefits on variable annuity products, and may reduce fee income on variable product assets held in separate accounts. Such guaranteed benefits are sensitive to equity and interest rate market conditions.

The accompanying consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States
(GAAP). All significant intercompany accounts and transactions have been eliminated. Certain prior period items have been reclassified to conform to the current period's presentation.

The consolidated financial statements include the accounts of the Company, our controlled subsidiaries (generally through a greater than 50 percent ownership of voting rights and voting interests), and variable interest entities (VIEs) of which we are the primary beneficiary. Equity investments in entities that we do not consolidate, including corporate entities in which we have significant influence, and partnership and partnership-like entities in which we have more than minor influence over the operating and financial policies, are accounted for under the equity method unless we have elected the fair value option.

Out of Period Adjustments

In 2015, we recorded out of period adjustments to correct errors related to prior periods, which resulted in a $20 million decrease to consolidated net income and comprehensive income. The out of period adjustments were primarily related to deferred policy acquisition cost amortization and net investment income. We have evaluated the effect of the errors on prior years and their correction in 2015, taking into account both qualitative and quantitative factors. Management believes these errors and their corrections are not material to the current or any previously issued financial statements.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Use of Estimates

The preparation of financial statements in accordance with GAAP requires the application of accounting policies that often involve a significant degree of judgment. Accounting policies that we believe are most dependent on the application of estimates and assumptions are considered our critical accounting estimates and are related to the determination of:

..   income tax assets and liabilities, including recoverability of our net deferred tax asset and the predictability of future tax operating profitability of the character necessary to realize the net deferred tax asset;

..   reinsurance assets;

..   valuation of future policy benefit liabilities and timing and extent of loss recognition;

..   valuation of liabilities for guaranteed benefit features of variable annuity products;

..   estimated gross profits (EGP) to value deferred policy acquisition costs
    (DAC) for investment-oriented products;

..   impairment charges, including other-than-temporary impairments on available-for-sale securities and impairment on other invested assets;

..   liability for legal contingencies; and

..   fair value measurements of certain financial assets and liabilities.

These accounting estimates require the use of assumptions about matters, some of which are highly uncertain at the time of estimation. To the extent actual experience differs from the assumptions used, our consolidated financial condition, results of operations and cash flows could be materially affected.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following table identifies our significant accounting policies presented in other Notes to these Consolidated Financial Statements, with a reference to the Note where a detailed description can be found:

Note 3.  Fair Value Measurements

          .   Short-term investments

Note 4.  Investments

          .   Fixed maturity and equity securities

          .   Other invested assets

          .   Net investment income

          .   Net realized capital gains (losses)

          .   Other-than-temporary impairments

Note 5.  Lending Activities

          .   Mortgage and other loans receivable - net of allowance

Note 6.  Reinsurance

          .   Reinsurance assets, net of allowance

Note 7.  Derivatives and Hedge Accounting

          .   Derivative assets and liabilities, at fair value

Note 8.  Deferred Policy Acquisition Costs and Deferred Sales Inducements

          .   Deferred policy acquisition costs

          .   Amortization of deferred policy acquisition costs

          .   Deferred sales inducements

Note 9.  Variable Interest Entities

Note 10. Insurance Liabilities

          .   Future policy benefits

          .   Policyholder contract deposits

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


          .   Other policyholder funds

Note 11. Variable Life and Annuity Contracts

Note 12. Debt

          .   Long-term debt

Note 13. Commitments and Contingencies

          .   Legal contingencies

Note 17. Income Taxes

Other significant accounting policies

Premiums for life contingent annuities are recognized as revenues when due. Estimates for premiums due but not yet collected are accrued. For limited-payment contracts, net premiums are recorded as revenue. The difference between the gross premium received and the net premium is deferred and recognized in policyholder benefits in the Consolidated Statements of Income.

Policy fees represent fees recognized from investment-type products consisting of policy charges for cost of insurance or mortality and expense charges, policy administration charges, surrender charges and amortization of unearned revenue reserves. Policy fees are recognized as revenues in the period in which they are assessed against policyholders, unless the fees are designed to compensate us for services to be provided in the future. Fees deferred as unearned revenue are amortized in relation to the incidence of EGP to be realized over the estimated lives of the contracts, similar to DAC.

Other income primarily includes brokerage commissions, advisory fee income and income from legal settlements.

Cash represents cash on hand and non-interest bearing demand deposits.

Short-term investments consist of interest-bearing cash equivalents, time deposits, securities purchased under agreements to resell, and investments, such as commercial paper, with original maturities within one year from the date of purchase.

Premiums and other receivables - net of allowance include premium balances receivable, amounts due from agents and brokers and policyholders, and other receivables.

Other assets consist of prepaid expenses, deposits, other deferred charges, real estate, other fixed assets, capitalized software costs, deferred sales inducements, restricted cash and freestanding derivative assets.

Separate accounts represent funds for which investment income and investment gains and losses accrue directly to the contract holders who bear the investment risk. Each account has specific investment objectives and the assets are carried at fair value. The assets of each account are legally segregated and are not subject to claims that arise from any of our other businesses. The liabilities for these accounts are equal to the account assets. For a more detailed discussion of separate accounts, see Note 11.

Other liabilities include other funds on deposit, other payables, securities sold under agreements to repurchase and freestanding derivative liabilities.

Accounting Standards Adopted During 2016

Amendments to the Consolidation Analysis

In February 2015, the FASB issued an accounting standard that affects reporting entities that are required to evaluate whether they should consolidate certain legal entities. Specifically, the amendments modify the evaluation of whether limited partnerships and similar legal entities are variable interest entities
(VIEs) or voting interest entities; eliminate the presumption that a general partner should consolidate a limited partnership; affect the consolidation analysis of reporting entities that are involved with VIEs, particularly those that have fee arrangements and related party relationships; and provide a scope exception from consolidation guidance for reporting entities with interests in legal

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

entities that are required to comply with or operate in accordance with requirements that are similar to those in Rule 2a-7 of the Investment Company Act of 1940 for registered money market funds.

We adopted the standard prospectively on its required effective date of January 1, 2016. The adoption of this standard did not have a material effect on our consolidated financial condition, results of operations or cash flows.

Simplifying the Presentation of Debt Issuance Costs

In April 2015, the FASB issued an accounting standard that amends the guidance for debt issuance costs by requiring such costs to be presented as a deduction to the corresponding debt liability, rather than as an asset, and for the amortization of such costs to be reported as interest expense. The amendments are intended to simplify the presentation of debt issuance costs and make it consistent with the presentation of debt discounts or premiums. The amendments, however, do not change the recognition and measurement guidance applicable to debt issuance costs.

We adopted the standard retrospectively on its required effective date of January 1, 2016. Because the new standard did not affect accounting recognition or measurement of debt issuance costs, the adoption of the standard did not have a material effect on our consolidated financial condition, results of operations or cash flows.

Disclosures for Investments in Certain Entities that Calculate Net Asset Value per Share (or its Equivalent)

In May 2015, the FASB amended the standard on fair value disclosures for investments for which fair value is measured using the net asset value (NAV) per share (or its equivalent) as a practical expedient. The amendments in this update remove the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. In addition, the amendment removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the NAV per share as a practical expedient.

We adopted the standard retrospectively on its required effective date of January 1, 2016. The adoption of this standard did not have a material effect on our consolidated financial condition, results of operations or cash flows.

Disclosures of Uncertainties about an Entity's Ability to Continue as a Going Concern

In August 2014, the FASB issued an accounting standard that requires management to evaluate and disclose if there are conditions or events that raise substantial doubt about an entity's ability to continue as a going concern even if the entity's liquidation is not imminent. In those situations, financial statements should continue to be prepared under the going concern basis of accounting, but this new standard requires an evaluation to determine whether to disclose information about the relevant conditions and events. Currently under U.S. GAAP there is no guidance about management's responsibility under this standard. U.S. auditing standards and federal securities law require that an auditor evaluate whether there is substantial doubt about an entity's ability to continue as a going concern for a reasonable period of time not to exceed one year beyond the date of the financial statements being audited.

We adopted the standard on its required effective date of December 31, 2016. The adoption of this standard did not have an effect on our consolidated financial condition, results of operations or cash flows.

Future Application of Accounting Standards

Revenue Recognition

In May 2014, the FASB issued an accounting standard that supersedes most existing revenue recognition guidance. The standard excludes from its scope the accounting for insurance contracts, leases, financial instruments, and certain other agreements that are governed under other GAAP guidance, but could affect the revenue recognition for certain of our other activities.

The standard is effective on January 1, 2018 and may be applied retrospectively or through a cumulative effect adjustment to retained earnings at the date of adoption. Early adoption is permitted as of January 1, 2017, including

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

interim periods. We are currently evaluating the impact to our revenue sources that are in scope of the standard. However, as the majority of our revenue sources are not in scope of the standard, we do not expect the adoption of the standard to have a material effect on our reported consolidated financial condition, results of operations or cash flows.

Recognition and Measurement of Financial Assets and Financial Liabilities

In January 2016, the FASB issued an accounting standard that will require equity investments that do not follow the equity method of accounting or are not subject to consolidation to be measured at fair value with changes in fair value recognized in earnings, while financial liabilities for which fair value option accounting has been elected, changes in fair value due to instrument-specific credit risk will be presented separately in other comprehensive income. The standard allows the election to record equity investments without readily determinable fair values at cost, less impairment, adjusted for subsequent observable price changes with changes in the carrying value of the equity investments recorded in earnings. The standard also updates certain fair value disclosure requirements for financial instruments carried at amortized cost.

The standard is effective on January 1, 2018, with early adoption of certain provisions permitted. We are assessing the impact of the standard on our reported consolidated financial condition, results of operations and cash flows.

Leases

In February 2016, the FASB issued an accounting standard that will require lessees with lease terms of more than 12 months to recognize a right of use asset and a corresponding lease liability on their balance sheets. For income statement purposes, the FASB retained a dual model, requiring leases to be classified as either operating leases or finance leases.

The standard is effective on January 1, 2019, with early adoption permitted using a modified retrospective approach. We are assessing the impact of the standard on our reported consolidated financial condition, results of operations and cash flows. We are currently quantifying the expected gross up of our balance sheet for a right to use asset and a lease liability as required by the standard.

Derivative Contract Novations

In March 2016, the FASB issued an accounting standard that clarifies that a change in the counterparty (novation) to a derivative instrument that has been designated as a hedging instrument does not, in and of itself, require de-designation of that hedging relationship provided that all other hedge accounting criteria continue to be met.

We will adopt the standard on its January 1, 2017 effective date, and do not expect the adoption of the standard will have a material effect on our reported consolidated financial condition, results of operations or cash flows.

Contingent Put and Call Options in Debt Instruments

In March 2016, the FASB issued an accounting standard that clarifies the requirements for assessing whether contingent call (put) options that can accelerate the payment of principal on debt instruments are clearly and closely related to their debt hosts. The standard requires an evaluation of embedded call (put) options solely on a four-step decision sequence that requires an entity to consider whether (1) the amount paid upon settlement is adjusted based on changes in an index, (2) the amount paid upon settlement is indexed to an underlying other than interest rates or credit risk, (3) the debt involves a substantial premium or discount and (4) the put or call option is contingently exercisable.

We will adopt the standard on its January 1, 2017 effective date, and do not expect the adoption of the standard will have a material effect on our reported consolidated financial condition, results of operations or cash flows.

Simplifying the Transition to the Equity Method of Accounting

In March 2016, the FASB issued an accounting standard that eliminates the requirement that when an investment qualifies for use of the equity method as a result of an increase in the level of ownership interest or degree of influence,

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

an investor must adjust the investment, results of operations, and retained earnings retroactively on a step-by-step basis as if the equity method had been in effect during all previous periods during which the investment had been held.

We will adopt the standard on its January 1, 2017 effective date, and do not expect the adoption of the standard will have a material effect on our reported consolidated financial condition, results of operations or cash flows.

Financial Instruments - Credit Losses

In June 2016, the FASB issued an accounting standard that will change how entities account for credit losses for most financial assets. The standard will replace the existing incurred loss impairment model with a new "current expected credit loss model" and will apply to financial assets subject to credit losses, those measured at amortized cost and certain off-balance sheet credit exposures. The impairment for available-for-sale debt securities will be measured in a similar manner, except that losses will be recognized as allowances rather than reductions in the amortized cost of the securities. The standard will also require additional information to be disclosed in the footnotes.

The standard is effective on January 1, 2020, with early adoption permitted on January 1, 2019. We are assessing the impact of the standard on our reported consolidated financial condition, results of operations and cash flows, but we expect an increase in our allowances for credit losses. The amount of the increase will be impacted by our portfolio composition and quality at the adoption date as well as economic conditions and forecasts at that time.

Classification of Certain Cash Receipts and Cash Payments

In August 2016, the FASB issued an accounting standard that addresses diversity in how certain cash receipts and cash payments are presented and classified in the statement of cash flows. The amendments provide clarity on the treatment of eight specifically defined types of cash inflows and outflows. The standard is effective on January 1, 2018, with early adoption permitted as long as all amendments are included in the same period.

The standard addresses presentation in the Statement of Cash Flows only and will have no effect on our reported consolidated financial condition or results of operations.

Intra-Entity Transfers of Assets Other than Inventory

In October 2016, the FASB issued an accounting standard that will require an entity to recognize the income tax consequences of an intra-entity transfer of an asset other than inventory when the transfer occurs, rather than when the asset is sold to a third party.

The standard is effective on January 1, 2018, with early adoption permitted. We are assessing the impact of the standard on our reported consolidated financial condition, results of operations and cash flows.

Interest Held through Related Parties that are under Common Control

In October 2016, the FASB issued an accounting standard that amends the consolidation analysis for a reporting entity that is the single decision maker of a VIE. The new guidance will require the decision maker's evaluation of its interests held through related parties that are under common control on a proportionate basis (rather than in their entirety) when determining whether it is the primary beneficiary of that VIE. The amendment does not change the characteristics of a primary beneficiary.

We will adopt the standard on its January 1, 2017 effective date, and do not expect the impact of the standard to have a material effect on our reported consolidated financial condition, results of operations or cash flows.

Restricted Cash

In November 2016, the FASB issued an accounting standard that provides guidance on the presentation of restricted cash in the Statement of Cash Flows. Entities will be required to explain the changes during a reporting period in the

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

total of cash, cash equivalents, and amounts generally described as restricted cash or restricted cash equivalents in the statement of cash flows.

The standard is effective on January 1, 2018, with early adoption permitted. The standard addresses presentation of restricted cash in the Statement of Cash Flows only and will have no effect on our reported consolidated financial condition or results of operations.

Clarifying the Definition of a Business

In January 2017, the FASB issued an accounting standard that changes the definition of a business to assist entities with evaluating when a set of transferred assets and activities is a business. The new standard will require an entity to evaluate if substantially all of the fair value of the gross assets acquired (or disposed of) is concentrated in a single identifiable asset or a group of similar assets; if so, the set of transferred assets and activities is not a business. At a minimum, a set must include an input and a substantive process that together significantly contribute to the ability to create output.

The standard is effective on January 1, 2018, with early adoption permitted. We are assessing the impact of early-adopting the standard on our reported consolidated financial condition, results of operations and cash flows. Because the standard requires prospective adoption, the impact is dependent on future acquisitions and dispositions.

3. FAIR VALUE MEASUREMENTS

Fair Value Measurements on a Recurring Basis

We carry certain of our financial instruments at fair value. We define the fair value of a financial instrument as the amount that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. We are responsible for the determination of the value of the investments carried at fair value and the supporting methodologies and assumptions.

The degree of judgment used in measuring the fair value of financial instruments generally inversely correlates with the level of observable valuation inputs. We maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. Financial instruments with quoted prices in active markets generally have more pricing observability and less judgment is used in measuring fair value. Conversely, financial instruments for which no quoted prices are available have less observability and are measured at fair value using valuation models or other pricing techniques that require more judgment. Pricing observability is affected by a number of factors, including the type of financial instrument, whether the financial instrument is new to the market and not yet established, the characteristics specific to the transaction, liquidity and general market conditions.

Fair Value Hierarchy

Assets and liabilities recorded at fair value in the Consolidated Balance Sheets are measured and classified in accordance with a fair value hierarchy consisting of three "levels" based on the observability of valuation inputs:

..   Level 1: Fair value measurements based on quoted prices (unadjusted) in active markets that we have the ability to access for identical assets or liabilities. Market price data generally is obtained from exchange or dealer markets. We do not adjust the quoted price for such instruments.

..   Level 2: Fair value measurements based on inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active, and inputs other than quoted prices that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals.

..   Level 3: Fair value measurements based on valuation techniques that use significant inputs that are unobservable. Both observable and unobservable inputs may be used to determine the fair values of positions classified in Level 3.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

   The circumstances for using these measurements include those in which there is little, if any, market activity for the asset or liability. Therefore, we must make certain assumptions about the inputs a hypothetical market participant would use to value that asset or liability. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a description of the valuation methodologies used for instruments carried at fair value. These methodologies are applied to assets and liabilities across the levels discussed above, and it is the observability of the inputs used that determines the appropriate level in the fair value hierarchy for the respective asset or liability.

Valuation Methodologies of Financial Instruments Measured at Fair Value

Incorporation of Credit Risk in Fair Value Measurements

Our Own Credit Risk. Fair value measurements for certain derivative liabilities incorporate our own credit risk by determining the explicit cost for each counterparty to protect against its net credit exposure to us at the balance sheet date by reference to observable AIG credit default swap (CDS) or cash bond spreads. We calculate the effect of credit spread changes using discounted cash flow techniques that incorporate current market interest rates. A derivative counterparty's net credit exposure to us is determined based on master netting agreements, when applicable, which take into consideration all derivative positions with us, as well as collateral we post with the counterparty at the balance sheet date. For a description of how we incorporate our own credit risk in the valuation of embedded derivatives related to certain annuity and life insurance products, see Embedded Derivatives within Policyholder Contract Deposits, below.

Counterparty Credit Risk. Fair value measurements for freestanding derivatives incorporate counterparty credit by determining the explicit cost for us to protect against our net credit exposure to each counterparty at the balance sheet date by reference to observable counterparty CDS spreads, when available. When not available, other directly or indirectly observable credit spreads will be used to derive the best estimates of the counterparty spreads. Our net credit exposure to a counterparty is determined based on master netting agreements, which take into consideration all derivative positions with the counterparty, as well as collateral posted by the counterparty at the balance sheet date.

Fair values for fixed maturity securities based on observable market prices for identical or similar instruments implicitly incorporate counterparty credit risk. Fair values for fixed maturity securities based on internal models incorporate counterparty credit risk by using discount rates that take into consideration cash issuance spreads for similar instruments or other observable information.

For fair values measured based on internal models, the cost of credit protection is determined under a discounted present value approach considering the market levels for single name CDS spreads for each specific counterparty, the mid-market value of the net exposure (reflecting the amount of protection required) and the weighted average life of the net exposure. CDS spreads are provided to us by an independent third party. We utilize an interest rate based on the benchmark London Interbank Offered Rate (LIBOR) curve to derive our discount rates.

While this approach does not explicitly consider all potential future behavior of the derivative transactions or potential future changes in valuation inputs, we believe this approach provides a reasonable estimate of the fair value of the assets and liabilities, including consideration of the impact of non-performance risk.

Fixed Maturity Securities

Whenever available, we obtain quoted prices in active markets for identical assets at the balance sheet date to measure fixed maturity securities at fair value. Market price data is generally obtained from dealer markets.

We employ independent third-party valuation service providers to gather, analyze, and interpret market information to derive fair value estimates for individual investments, based upon market-accepted methodologies and assumptions. The methodologies used by these independent third-party valuation service providers are reviewed and understood by

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

management, through periodic discussion with and information provided by the independent third-party valuation service providers. In addition, as discussed further below, control processes are applied to the fair values received from independent third-party valuation service providers to ensure the accuracy of these values.

Valuation service providers typically obtain data about market transactions and other key valuation model inputs from multiple sources and, through the use of market-accepted valuation methodologies, which may utilize matrix pricing, financial models, accompanying model inputs and various assumptions, provide a single fair value measurement for individual securities. The inputs used by the valuation service providers include, but are not limited to, market prices from completed transactions for identical securities and transactions for comparable securities, benchmark yields, interest rate yield curves, credit spreads, prepayment rates, default rates, recovery assumptions, currency rates, quoted prices for similar securities and other market-observable information, as applicable. If fair value is determined using financial models, these models generally take into account, among other things, market observable information as of the measurement date as well as the specific attributes of the security being valued, including its term, interest rate, credit rating, industry sector, and when applicable, collateral quality and other security or issuer-specific information. When market transactions or other market observable data is limited, the extent to which judgment is applied in determining fair value is greatly increased.

We have control processes designed to ensure that the fair values received from independent third-party valuation service providers are accurately recorded, that their data inputs and valuation techniques are appropriate and consistently applied and that the assumptions used appear reasonable and consistent with the objective of determining fair value. We assess the reasonableness of individual security values received from independent third-party valuation service providers through various analytical techniques, and have procedures to escalate related questions internally and to the independent third-party valuation service providers for resolution. To assess the degree of pricing consensus among various valuation service providers for specific asset types, we conduct comparisons of prices received from available sources. We use these comparisons to establish a hierarchy for the fair values received from independent third-party valuation service providers to be used for particular security classes. We also validate prices for selected securities through reviews by members of management who have relevant expertise and who are independent of those charged with executing investing transactions.

When our independent third-party valuation service providers are unable to obtain sufficient market observable information upon which to estimate the fair value for a particular security, fair value is determined either by requesting brokers who are knowledgeable about these securities to provide a price quote, which is generally non-binding, or by employing market accepted valuation models. Broker prices may be based on an income approach, which converts expected future cash flows to a single present value amount, with specific consideration of inputs relevant to particular security types. For structured securities, such inputs may include ratings, collateral types, geographic concentrations, underlying loan vintages, loan delinquencies and defaults, loss severity assumptions, prepayments, and weighted average coupons and maturities. When the volume or level of market activity for a security is limited, certain inputs used to determine fair value may not be observable in the market. Broker prices may also be based on a market approach that considers recent transactions involving identical or similar securities. Fair values provided by brokers are subject to similar control processes to those noted above for fair values from independent third-party valuation service providers, including management reviews. For those corporate debt instruments (for example, private placements) that are not traded in active markets or that are subject to transfer restrictions, valuations reflect illiquidity and non-transferability, based on available market evidence. When observable price quotations are not available, fair value is determined based on discounted cash flow models using discount rates based on credit spreads, yields or price levels of comparable securities, adjusted for illiquidity and structure. Fair values determined internally are also subject to management review to ensure that valuation models and related inputs are reasonable.

The methodology above is relevant for all fixed maturity securities including residential mortgage backed securities (RMBS), commercial mortgage backed securities (CMBS), collateralized debt obligations (CDO), other asset-backed securities (ABS) and fixed maturity securities issued by government sponsored entities and corporate entities.

Equity Securities Traded in Active Markets

Whenever available, we obtain quoted prices in active markets for identical assets at the balance sheet date to measure equity securities at fair value. Market price data is generally obtained from exchange or dealer markets.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Mortgage and Other Loans Receivable

We estimate the fair value of mortgage and other loans receivable that are measured at fair value by using dealer quotations, discounted cash flow analyses and/or internal valuation models. The determination of fair value considers inputs such as interest rate, maturity, the borrower's creditworthiness, collateral, subordination, guarantees, past-due status, yield curves, credit curves, prepayment rates, market pricing for comparable loans and other relevant factors.

Other Invested Assets

We initially estimate the fair value of investments in certain hedge funds, private equity funds and other investment partnerships by reference to the transaction price. Subsequently, we generally obtain the fair value of these investments from net asset value information provided by the general partner or manager of the investments, the financial statements of which are generally audited annually. We consider observable market data and perform certain control procedures to validate the appropriateness of using the net asset value as a fair value measurement. The fair values of other investments carried at fair value, such as direct private equity holdings, are initially determined based on transaction price and are subsequently estimated based on available evidence such as market transactions in similar instruments, other financing transactions of the issuer and other available financial information for the issuer, with adjustments made to reflect illiquidity as appropriate.

Short-term Investments

For short-term investments that are measured at amortized cost, the carrying amounts of these assets approximate fair values because of the relatively short period of time between origination and expected realization, and their limited exposure to credit risk. Securities purchased under agreements to resell (reverse repurchase agreements) are generally treated as collateralized receivables. We report certain receivables arising from securities purchased under agreements to resell as Short-term investments in the Consolidated Balance Sheets. When these receivables are measured at fair value, we use market-observable interest rates to determine fair value.

Separate Account Assets

Separate account assets are composed primarily of registered and unregistered open-end mutual funds that generally trade daily and are measured at fair value in the manner discussed above for equity securities traded in active markets.

Freestanding Derivatives

Derivative assets and liabilities can be exchange-traded or traded over-the-counter (OTC). We generally value exchange-traded derivatives such as futures and options using quoted prices in active markets for identical derivatives at the balance sheet date.

OTC derivatives are valued using market transactions and other market evidence whenever possible, including market-based inputs to models, model calibration to market clearing transactions, broker or dealer quotations or alternative pricing sources with reasonable levels of price transparency. When models are used, the selection of a particular model to value an OTC derivative depends on the contractual terms of, and specific risks inherent in the instrument, as well as the availability of pricing information in the market. We generally use similar models to value similar instruments. Valuation models require a variety of inputs, including contractual terms, market prices and rates, yield curves, credit curves, measures of volatility, prepayment rates and correlations of such inputs. For OTC derivatives that trade in liquid markets, such as generic forwards, swaps and options, model inputs can generally be corroborated by observable market data by correlation or other means, and model selection does not involve significant management judgment.

For certain OTC derivatives that trade in less liquid markets, where we generally do not have corroborating market evidence to support significant model inputs and cannot verify the model to market transactions the transaction price may provide the best estimate of fair value. Accordingly, when a pricing model is used to value such an instrument, the model is adjusted so the model value at inception equals the transaction price. We will update valuation inputs in these models only when corroborated by evidence such as similar market transactions, independent third-party valuation service providers and/or broker or dealer quotations, or other empirical market data. When appropriate, valuations are

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

adjusted for various factors such as liquidity, bid/offer spreads and credit considerations. Such adjustments are generally based on available market evidence. In the absence of such evidence, management's best estimate is used.

Embedded Derivatives within Policyholder Contract Deposits

Certain variable annuity and equity-indexed annuity and life contracts contain embedded derivatives that we bifurcate from the host contracts and account for separately at fair value, with changes in fair value recognized in earnings. These embedded derivatives are classified within Policyholder contract deposits. We have concluded these contracts contain either (i) a written option that guarantees a minimum accumulation value at maturity, (ii) a written option that guarantees annual withdrawals regardless of underlying market performance for a specific period or for life, or (iii) equity-indexed written options that meet the criteria of derivatives and must be bifurcated.

The fair value of embedded derivatives contained in certain variable annuity and equity-indexed annuity and life contracts is measured based on actuarial and capital market assumptions related to projected cash flows over the expected lives of the contracts. These discounted cash flow projections primarily include benefits and related fees assessed, when applicable. In some instances, the projected cash flows from fees may exceed projected cash flows related to benefit payments and therefore, at a point in time, the carrying value of the embedded derivative may be in a net asset position. The projected cash flows incorporate best estimate assumptions for policyholder behavior (including mortality, lapses, withdrawals and benefit utilization), along with an explicit risk margin to reflect a market participant's estimates of projected cash flows and policyholder behavior. Estimates of future policyholder behavior are subjective and based primarily on our historical experience.

Because of the dynamic and complex nature of the projected cash flows with respect to embedded derivatives in our variable annuity contracts, risk neutral valuations are used, which are calibrated to observable interest rate and equity option prices. Estimating the underlying cash flows for these products involves judgments regarding expected market rates of return, market volatility, credit spreads, correlations of certain market variables, fund performance, discount rates and policyholder behavior. The portion of fees attributable to the fair value of expected benefit payments are included within the fair value measurement of these embedded derivatives, and related fees are classified in net realized capital gains (losses) as earned, consistent with other changes in the fair value of these embedded policy derivatives. Any portion of the fees not attributed to the embedded derivatives are excluded from the fair value measurement and classified in policy fees as earned.

With respect to embedded derivatives in our equity-indexed annuity and life contracts, option pricing models are used to estimate fair value, taking into account assumptions for future equity index growth rates, volatility of the equity index, future interest rates, and our ability to adjust the participation rate and the cap on equity-indexed credited rates in light of market conditions and policyholder behavior assumptions.

Projected cash flows are discounted using the interest rate swap curve (swap curve), which is commonly viewed as being consistent with the credit spreads for highly-rated financial institutions (S&P AA-rated or above). A swap curve shows the fixed-rate leg of a non-complex swap against the floating rate (for example, LIBOR) leg of a related tenor. We also incorporate our own risk of non-performance in the valuation of the embedded derivatives associated with variable annuity and equity-indexed annuity and life contracts. The non-performance risk adjustment reflects a market participant's view of our claims-paying ability by incorporating an additional spread to the swap curve used to discount projected benefit cash flows in the valuation of these embedded derivatives. The non-performance risk adjustment is calculated by constructing forward rates based on a weighted average of observable corporate credit indices to approximate our claims-paying ability rating.

Notes Payable

Certain VIEs that we consolidate have each elected the fair value option for certain tranches of their structured securities, which are included in notes payable - to affiliates. The fair value of the structured securities is determined using a mark-to-model approach, discounting cash flows produced by an internally validated model. Cash flows are discounted based on current market spreads for U.S. collateralized loan obligations (CLOs), adjusted for structural specific attributes. The market spreads are adjusted to include a spread premium to compensate for the complexity and perceived illiquidity of the structured securities. The spread premiums were derived on the respective issuance dates of

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

the structured securities, with reference to the issuance spread on tranches of structured securities issued by the same entities that were purchased by independent, non-affiliated third parties.

Other Liabilities

Other liabilities measured at fair value include certain securities sold under agreements to repurchase and certain securities sold but not yet purchased. Liabilities arising from securities sold under agreements to repurchase are generally treated as collateralized borrowings. We estimate the fair value of liabilities arising under these agreements by using market-observable interest rates. This methodology considers such factors as the coupon rate, yield curves and other relevant factors. Fair values for securities sold but not yet purchased are based on current market prices.

Assets and Liabilities Measured at Fair Value on a Recurring Basis

The following table presents information about assets and liabilities measured at fair value on a recurring basis, and indicates the level of the fair value measurement based on the observability of the inputs used:

December 31, 2016                                                                             Counterparty    Cash
(in millions)                                                         Level 1 Level 2 Level 3   Netting *  Collateral  Total
-----------------                                                     ------- ------- ------- ------------ ---------- -------
Assets:
Bonds available for sale:
   U.S. government and government sponsored entities                  $    -- $   345 $   --      $--        $  --    $   345
   Obligations of states, municipalities and political subdivisions        --     881     42       --           --        923
   Non-U.S. governments                                                    --     988     --       --           --        988
   Corporate debt                                                          --  19,638    180       --           --     19,818
   RMBS                                                                    --   3,204  2,133       --           --      5,337
   CMBS                                                                    --   4,137    314       --           --      4,451
   CDO/ABS                                                                 --     970  1,759       --           --      2,729
                                                                      ------- ------- ------      ---        -----    -------
Total bonds available for sale                                             --  30,163  4,428       --           --     34,591
                                                                      ------- ------- ------      ---        -----    -------
Other bond securities:
   Non-U.S. governments                                                    --       7     --       --           --          7
   Corporate debt                                                          --     224     --       --           --        224
   RMBS                                                                    --     175    507       --           --        682
   CMBS                                                                    --     119     35       --           --        154
   CDO/ABS                                                                 --       5    706       --           --        711
                                                                      ------- ------- ------      ---        -----    -------
Total other bond securities                                                --     530  1,248       --           --      1,778
                                                                      ------- ------- ------      ---        -----    -------
Equity securities available for sale:
   Common stock                                                             1      --     --       --           --          1
   Preferred stock                                                          4      --     --       --           --          4
                                                                      ------- ------- ------      ---        -----    -------
Total equity securities available for sale                                  5      --     --       --           --          5
                                                                      ------- ------- ------      ---        -----    -------
Other invested assets/(a)/                                                 --      --     12       --           --         12
Short-term investments                                                    385     382     --       --           --        767
Derivative assets:
   Interest rate contracts                                                 --     122     --       --           --        122
   Foreign exchange contracts                                              --      96     --       --           --         96
   Equity contracts                                                        15      13     --       --           --         28
   Counterparty netting and cash collateral                                --      --     --       (7)        (191)      (198)
                                                                      ------- ------- ------      ---        -----    -------
Total derivative assets                                                    15     231     --       (7)        (191)        48
                                                                      ------- ------- ------      ---        -----    -------
Separate account assets                                                32,298     171     --       --           --     32,469
                                                                      ------- ------- ------      ---        -----    -------
Total                                                                 $32,703 $31,477 $5,688      $(7)       $(191)   $69,670
                                                                      ======= ======= ======      ===        =====    =======
Liabilities:
Policyholder contract deposits                                        $    -- $    -- $  209      $--        $  --    $   209
Notes payable - to affiliates                                              --      --    183       --           --        183
Derivative liabilities:
   Foreign exchange contracts                                              --       7     --       --           --          7
   Counterparty netting and cash collateral                                --      --     --       (7)          --         (7)
                                                                      ------- ------- ------      ---        -----    -------
Total derivative liabilities                                               --       7     --       (7)          --         --
                                                                      ------- ------- ------      ---        -----    -------
Total                                                                 $    -- $     7 $  392      $(7)       $  --    $   392
                                                                      ======= ======= ======      ===        =====    =======

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


December 31, 2015                                                                             Counterparty    Cash
(in millions)                                                         Level 1 Level 2 Level 3   Netting *  Collateral  Total
-----------------                                                     ------- ------- ------- ------------ ---------- -------
Assets:
Bonds available for sale:
   U.S. government and government sponsored entities                  $    -- $   346 $   --      $ --        $ --    $   346
   Obligations of states, municipalities and political subdivisions        --     764     48        --          --        812
   Non-U.S. governments                                                    --     820     --        --          --        820
   Corporate debt                                                          --  19,624    218        --          --     19,842
   RMBS                                                                    --   2,696  1,918        --          --      4,614
   CMBS                                                                    --   3,453    537        --          --      3,990
   CDO/ABS                                                                 --   1,141  1,568        --          --      2,709
                                                                      ------- ------- ------      ----        ----    -------
Total bonds available for sale                                             --  28,844  4,289        --          --     33,133
                                                                      ------- ------- ------      ----        ----    -------
Other bond securities:
   Non-U.S. governments                                                    --       6     --        --          --          6
   Corporate debt                                                          --     217     --        --          --        217
   RMBS                                                                    --      58    105        --          --        163
   CMBS                                                                    --      93     15        --          --        108
   CDO/ABS                                                                 --       5    715        --          --        720
                                                                      ------- ------- ------      ----        ----    -------
Total other bond securities                                                --     379    835        --          --      1,214
                                                                      ------- ------- ------      ----        ----    -------
Equity securities available for sale:
   Preferred stock                                                          4      --     --        --          --          4
                                                                      ------- ------- ------      ----        ----    -------
Total equity securities available for sale                                  4      --     --        --          --          4
                                                                      ------- ------- ------      ----        ----    -------
Other invested assets/(a)/                                                 --      --     14        --          --         14
Short-term investments                                                    324     236     --        --          --        560
Derivative assets:
   Interest rate contracts                                                 --      84     --        --          --         84
   Foreign exchange contracts                                              --      61     --        --          --         61
   Equity contracts                                                        39       4     --        --          --         43
   Counterparty netting and cash collateral                                --      --     --       (25)        (86)      (111)
                                                                      ------- ------- ------      ----        ----    -------
Total derivative assets                                                    39     149     --       (25)        (86)        77
                                                                      ------- ------- ------      ----        ----    -------
Separate account assets                                                31,350     186     --        --          --     31,536
                                                                      ------- ------- ------      ----        ----    -------
Total                                                                 $31,717 $29,794 $5,138      $(25)       $(86)   $66,538
                                                                      ======= ======= ======      ====        ====    =======
Liabilities:
Policyholder contract deposits                                        $    -- $    -- $  197      $ --        $ --    $   197
Notes payable - to affiliates                                              --      --    143        --          --        143
Derivative liabilities:
   Interest rate contracts                                                 --      23     --        --          --         23
   Foreign exchange contracts                                              --       2     --        --          --          2
   Counterparty netting and cash collateral                                --      --     --       (25)         --        (25)
                                                                      ------- ------- ------      ----        ----    -------
Total derivative liabilities                                               --      25     --       (25)         --         --
                                                                      ------- ------- ------      ----        ----    -------
Total                                                                 $    -- $    25 $  340      $(25)       $ --    $   340
                                                                      ======= ======= ======      ====        ====    =======

(a)Excludes investments that are measured at fair value using the NAV per share (or its equivalent), which totaled $516 million and $1,091 million as of December 31, 2016 and December 31, 2015, respectively.
* Represents netting of derivative exposures covered by qualifying master netting agreements.

Transfers of Level 1 and Level 2 Assets and Liabilities

Our policy is to record transfers of assets and liabilities between Level 1 and Level 2 at their fair values as of the end of each reporting period, consistent with the date of the determination of fair value. Assets are transferred out of Level 1 when they are no longer transacted with sufficient frequency and volume in an active market. Conversely, assets are transferred from Level 2 to Level 1 when transaction volume and frequency are indicative of an active market. We had no significant transfers from Level 1 to Level 2 as well as transfers from Level 2 to Level 1 during 2016 and 2015.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Changes in Level 3 Recurring Fair Value Measurements

The following tables present changes during the years ended December 31, 2016 and 2015 in Level 3 assets and liabilities measured at fair value on a recurring basis, and the realized and unrealized gains (losses) related to the Level 3 assets and liabilities in the Consolidated Balance Sheets at December 31, 2016 and 2015:

                                              Net                                                                 Changes in
                                           Realized                                                               Unrealized
                                              and                    Purchases,                                 Gains (Losses)
                                          Unrealized                   Sales,                                    Included in
                                             Gains                   Issuances                                    Income on
                               Fair Value  (Losses)       Other         and        Gross     Gross   Fair Value  Instruments
                               Beginning  Included in Comprehensive Settlements, Transfers Transfers   End of   Held at End of
(in millions)                   of Year     Income    Income (Loss)     Net         In        Out       Year         Year
-------------                  ---------- ----------- ------------- ------------ --------- --------- ---------- --------------
December 31, 2016
Assets:
Bonds available for sale:
   Obligations of states,
     municipalities and
     political subdivisions      $   48      $ --         $   1        $  --       $ --      $  (7)    $   42        $ --
   Corporate debt                   218        (5)          (14)         (14)       192       (197)       180          --
   RMBS                           1,918        87             9           87         36         (4)     2,133          --
   CMBS                             537        39           (50)         (83)         2       (131)       314          --
   CDO/ABS                        1,568         8           (29)         223         --        (11)     1,759          --
                                 ------      ----         -----        -----       ----      -----     ------        ----
Total bonds available for sale    4,289       129           (83)         213        230       (350)     4,428          --
                                 ------      ----         -----        -----       ----      -----     ------        ----
Other bond securities:
   U.S government and
     government
   Obligations of states,
     municipalities
   RMBS                             105        12            --          390         --         --        507           7
   CMBS                              15        --            --           31         --        (11)        35          --
   CDO/ABS                          715        23            --          (32)        --         --        706          17
                                 ------      ----         -----        -----       ----      -----     ------        ----
Total other bond securities         835        35            --          389         --        (11)     1,248          24
                                 ------      ----         -----        -----       ----      -----     ------        ----
Other invested assets                14        --            (2)          --         --         --         12          --
                                 ------      ----         -----        -----       ----      -----     ------        ----
Total                            $5,138      $164         $ (85)       $ 602       $230      $(361)    $5,688        $ 24
                                 ======      ====         =====        =====       ====      =====     ======        ====
Liabilities:
Policyholder contract deposits   $ (197)     $  9         $  --        $ (21)      $ --      $  --     $ (209)       $ --
Notes payable - to affiliates      (143)      (40)           --           --         --         --       (183)         --
                                 ------      ----         -----        -----       ----      -----     ------        ----
Total                            $ (340)     $(31)        $  --        $ (21)      $ --      $  --     $ (392)       $ --
                                 ======      ====         =====        =====       ====      =====     ======        ====

December 31, 2015
Assets:
Bonds available for sale:
   Obligations of states,
     municipalities and
     political subdivisions      $   51      $ --         $  (3)       $  --       $ --      $  --     $   48        $ --
   Corporate debt                   291         2           (19)         (41)       255       (270)       218          --
   RMBS                           1,788        96           (31)          65         --         --      1,918          --
   CMBS                             628        23           (35)         (50)        --        (29)       537          --
   CDO/ABS                        1,683        24           (42)         (97)        --         --      1,568          --
                                 ------      ----         -----        -----       ----      -----     ------        ----
Total bonds available for sale    4,441       145          (130)        (123)       255       (299)     4,289          --
                                 ------      ----         -----        -----       ----      -----     ------        ----
Other bond securities:
   RMBS                              71         9            --           25         --         --        105           6
   CMBS                              39        (1)           --          (23)        --         --         15          --
   CDO/ABS                          851       (12)           --         (124)        --         --        715         (18)
                                 ------      ----         -----        -----       ----      -----     ------        ----
Total other bond securities         961        (4)           --         (122)        --         --        835         (12)
                                 ------      ----         -----        -----       ----      -----     ------        ----
Equity securities available
  for sale:
Other invested assets                14        --            --           --         --         --         14          --
                                 ------      ----         -----        -----       ----      -----     ------        ----
Total                            $5,416      $141         $(130)       $(245)      $255      $(299)    $5,138        $(12)
                                 ======      ====         =====        =====       ====      =====     ======        ====
Liabilities:
Policyholder contract deposits   $ (236)     $ 73         $  --        $ (34)      $ --      $  --     $ (197)       $ --
Notes payable - to affiliates      (149)        6            --           --         --         --       (143)         --
                                 ------      ----         -----        -----       ----      -----     ------        ----
Total                            $ (385)     $ 79         $  --        $ (34)      $ --      $  --     $ (340)       $ --
                                 ======      ====         =====        =====       ====      =====     ======        ====

Net realized and unrealized gains and losses included in income related to Level 3 assets and liabilities shown above were reported in the Consolidated Statements of Income as follows:

                                          Net     Net Realized
                                       Investment Capital Gains  Other
   (in millions)                         Income     (Losses)    Income Total
   -------------                       ---------- ------------- ------ -----
   December 31, 2016
      Bonds available for sale            $145        $(16)      $--   $129
      Other bond securities                 33           2        --     35
      Policyholder contract deposits        --           9        --      9
      Notes payable - to affiliates        (40)         --        --    (40)

   December 31, 2015
      Bonds available for sale            $157        $(12)      $--   $145
      Other bond securities                 (1)         (3)       --     (4)
      Policyholder contract deposits        --          73        --     73
      Notes payable - to affiliates         --          --         6      6

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The following table presents the gross components of purchases, sales, issues and settlements, net, shown above:

                                                                             Purchases,
                                                                          Sales, Issuances
(in millions)                              Purchases Sales  Settlements and Settlements, Net*
-------------                              --------- -----  ----------- ---------------------
December 31, 2016
Assets:
Bonds available for sale:
   Corporate debt                           $   10   $  --     $ (24)           $ (14)
   RMBS                                        495      --      (408)              87
   CMBS                                         26     (31)      (78)             (83)
   CDO/ABS                                     417     (38)     (156)             223
                                            ------   -----     -----            -----
Total bonds available for sale                 948     (69)     (666)             213
                                            ------   -----     -----            -----
Other bond securities:
   U.S government and government
   Obligations of states, municipalities
   RMBS                                        424      (7)      (27)             390
   CMBS                                         33      --        (2)              31
   CDO/ABS                                      13      --       (45)             (32)
                                            ------   -----     -----            -----
Total other bond securities                    470      (7)      (74)             389
                                            ------   -----     -----            -----
Equity securities available for sale:
Total assets                                $1,418   $ (76)    $(740)           $ 602
                                            ======   =====     =====            =====
Liabilities:
Policyholder contract deposits              $   --   $ (59)    $  38            $ (21)
                                            ------   -----     -----            -----
Total liabilities                           $   --   $ (59)    $  38            $ (21)
                                            ======   =====     =====            =====

                                                                          Purchases, Sales,
                                                                              Issuances
(in millions)                              Purchases Sales  Settlements and Settlements, Net
-------------                              --------- -----  ----------- ---------------------
December 31, 2015
Assets:
Bonds available for sale:
   Corporate debt                           $   52   $  (3)    $ (90)           $ (41)
   RMBS                                        452     (59)     (328)              65
   CMBS                                         13      (7)      (56)             (50)
   CDO/ABS                                     547    (338)     (306)             (97)
                                            ------   -----     -----            -----
Total bonds available for sale               1,064    (407)     (780)            (123)
                                            ------   -----     -----            -----
Other bond securities:
   RMBS                                        111     (74)      (12)              25
   CMBS                                         --      (1)      (22)             (23)
   CDO/ABS                                      --     (63)      (61)            (124)
                                            ------   -----     -----            -----
Total other bond securities                    111    (138)      (95)            (122)
                                            ------   -----     -----            -----
Total assets                                $1,175   $(545)    $(875)           $(245)
                                            ======   =====     =====            =====
Policyholder contract deposits              $   --   $  --     $ (34)           $ (34)
                                            ------   -----     -----            -----
Total liabilities                           $   --   $  --     $ (34)           $ (34)
                                            ======   =====     =====            =====

* There were no issuances in 2016 and 2015.

Both observable and unobservable inputs may be used to determine the fair values of positions classified in Level 3 in the tables above. As a result, the unrealized gains (losses) on instruments held at December 31, 2016 and 2015 may include changes in fair value that were attributable to both observable (e.g., changes in market interest rates) and unobservable inputs (e.g., changes in unobservable long-dated volatilities).

Transfers of Level 3 Assets and Liabilities

We record transfers of assets and liabilities into or out of Level 3 at their fair values as of the end of each reporting period, consistent with the date of the determination of fair value. The net realized and unrealized gains (losses) included in income (loss) or other comprehensive income (loss) and as shown in the table above excludes $43 million of net losses related to assets transferred into Level 3 in 2016 and includes $44 million of net losses related to assets transferred out of Level 3 in 2016. The net realized and unrealized gains (losses) included in income (loss) or other comprehensive income (loss) and as shown in the table above excludes $5 million of net losses related to assets transferred into Level 3 in 2015 and includes $9 million of net losses related to assets transferred out of Level 3 in 2015.

Transfers of Level 3 Assets

During the years ended December 31, 2016 and 2015, transfers into Level 3 assets primarily included certain investments in private placement corporate debt, RMBS, CMBS, and CDO/ABS. Transfers of private placement

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

corporate debt and certain ABS into Level 3 assets were primarily the result of limited market pricing information that required us to determine fair value for these securities based on inputs that are adjusted to better reflect our own assumptions regarding the characteristics of a specific security or associated market liquidity. The transfers of investments in RMBS, CMBS and CDO and certain ABS into Level 3 assets were due to decreases in market transparency and liquidity for individual security types.

During the years ended December 31, 2016 and 2015, transfers out of Level 3 assets primarily included private placement and other corporate debt, CMBS, CDO/ABS, RMBS and certain investments in municipal securities. Transfers of certain investments in municipal securities, corporate debt, RMBS, CMBS and CDO/ABS out of Level 3 assets were based on consideration of market liquidity as well as related transparency of pricing and associated observable inputs for these investments. Transfers of certain investments in private placement corporate debt and certain ABS out of Level 3 assets were primarily the result of using observable pricing information that reflects the fair value of those securities without the need for adjustment based on our own assumptions regarding the characteristics of a specific security or the current liquidity in the market.

Transfers of Level 3 Liabilities

There were no significant transfers of derivative or other liabilities into or out of Level 3 for the years ended December 31, 2016 and 2015.

Quantitative Information about Level 3 Fair Value Measurements

The table below presents information about the significant unobservable inputs used for recurring fair value measurements for certain Level 3 instruments, and includes only those instruments for which information about the inputs is reasonably available to us, such as data from independent third-party valuation service providers and from internal valuation models. Because input information from third-parties with respect to certain Level 3 instruments (primarily CDO/ABS) may not be reasonably available to us, balances shown below may not equal total amounts reported for such Level 3 assets and liabilities:

                                Fair Value at
                                December 31,
(in millions)                       2016      Valuation Technique        Unobservable Input/(b)/        Range (Weighted Average)
-------------                   ------------- --------------------- ----------------------------------- ------------------------
Assets:
Obligations of states,
  municipalities and political
  subdivisions                     $   42     Discounted cash flow                               Yield     4.09% - 4.41% (4.25%)
Corporate debt                         33     Discounted cash flow                               Yield     3.64% - 9.35% (6.50%)
RMBS/(a)/                           2,495     Discounted cash flow            Constant prepayment rate     1.21% - 9.52% (5.37%)
                                                                                         Loss severity  48.91% - 79.57% (64.24%)
                                                                                 Constant default rate     3.12% - 9.89% (6.51%)
                                                                                                 Yield     2.85% - 6.35% (4.60%)
CMBS                                   10     Discounted cash flow                               Yield     2.02% - 2.04% (2.03%)
CDO/ABS/(a)/                          602     Discounted cash flow                               Yield     4.46% - 6.22% (5.34%)

Liabilities:
Embedded derivatives within
  Policyholder contract
  deposits:
   GMWB                            $  165     Discounted cash flow                   Equity volatility           13.00% - 50.00%
                                                                                       Base lapse rate            0.50% - 20.00%
                                                                                    Dynamic lapse rate          30.00% - 170.00%
                                                                             Mortality multiplier/(c)/          42.00% - 161.00%
                                                                                      Utilization rate                   100.00%
                                                                    Equity / interest-rate correlation           20.00% - 40.00%
   Index annuities                     44     Discounted cash flow                          Lapse rate            1.00% - 66.00%
                                                                             Mortality multiplier/(c)/           50.00% - 75.00%

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


                                Fair Value at
                                December 31,
(in millions)                       2015      Valuation Technique        Unobservable Input/(b)/        Range (Weighted Average)
-------------                   ------------- --------------------- ----------------------------------- ------------------------
Assets:
Obligations of states,
  municipalities and political
  subdivisions                     $   48     Discounted cash flow                               Yield     4.20% - 4.84% (4.52%)
Corporate debt                         99     Discounted cash flow                               Yield   9.92% - 12.87% (11.40%)
RMBS/(a)/                           1,901     Discounted cash flow            Constant prepayment rate    0.82% - 10.97% (5.89%)
                                                                                         Loss severity  46.31% - 77.35% (61.83%)
                                                                                 Constant default rate     3.20% - 8.91% (6.05%)
                                                                                                 Yield     3.02% - 6.86% (4.94%)
CMBS                                  320     Discounted cash flow                               Yield    0.00% - 18.45% (8.93%)
CDO/ABS/(a)/                          738     Discounted cash flow                               Yield     3.36% - 4.91% (4.13%)

Liabilities:
Embedded derivatives within
  Policyholder contract
  deposits:
   GMWB                            $  131     Discounted cash flow                   Equity volatility           15.00% - 50.00%
                                                                                       Base lapse rate                     8.00%
                                                                                    Dynamic lapse rate            1.60% - 12.00%
                                                                             Mortality multiplier/(d)/                    80.00%
                                                                                      Utilization rate            1.00% - 70.00%
                                                                    Equity / interest rate correlation           20.00% - 40.00%
   Index annuities                     66     Discounted cash flow                          Lapse rate            0.75% - 66.00%
                                                                             Mortality multiplier/(d)/                    80.00%

(a)Information received from third-party valuation service providers. The ranges of the unobservable inputs for constant prepayment rate, loss severity and constant default rate relate to each of the individual underlying mortgage loans that comprise the entire portfolio of securities in the RMBS and CDO securitization vehicles and not necessarily to the securitization vehicle bonds (tranches) purchased by us. The ranges of these inputs do not directly correlate to changes in the fair values of the tranches purchased by us, because there are other factors relevant to the fair values of specific tranches owned by us including, but not limited to, purchase price, position in the waterfall, senior versus subordinated position and attachment points.
(b)Represents discount rates, estimates and assumptions that we believe would be used by market participants when valuing these assets and liabilities.
(c)Mortality inputs are shown as multipliers of the 2012 Individual Annuity Mortality Basic table for Guaranteed Minimum Withdrawal Benefits (GMWB).
(d)Mortality inputs are shown as multipliers of the 2012 Individual Annuity Mortality Basic table for GMWB, and the 1975-1980 Modified Basic Table for index annuities.

The ranges of reported inputs for Obligations of states, municipalities and political subdivisions, Corporate debt, RMBS, CDO/ABS, and CMBS valued using a discounted cash flow technique consist of one standard deviation in either direction from the value-weighted average. The preceding table does not give effect to our risk management practices that might offset risks inherent in these Level 3 assets and liabilities.

Sensitivity to Changes in Unobservable Inputs

We consider unobservable inputs to be those for which market data is not available and that are developed using the best information available to us about the assumptions that market participants would use when pricing the asset or liability. Relevant inputs vary depending on the nature of the instrument being measured at fair value. The following paragraphs provide a general description of sensitivities of significant unobservable inputs along with interrelationships between and among the significant unobservable inputs and their impact on the fair value measurements. The effect of a change in a particular assumption in the sensitivity analysis below is considered independently of changes in any other assumptions. In practice, simultaneous changes in assumptions may not always have a linear effect on the inputs discussed below. Interrelationships may also exist between observable and unobservable inputs. Such relationships have not been included in the discussion below. For each of the individual relationships described below, the inverse relationship would also generally apply.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Obligations of States, Municipalities and Political Subdivisions

The significant unobservable input used in the fair value measurement of certain investments in obligations of states, municipalities and political subdivisions is yield. In general, increases in the yield would decrease the fair value of investments in obligations of states, municipalities and political subdivisions.

Corporate Debt

Corporate debt securities included in Level 3 are primarily private placement issuances that are not traded in active markets or that are subject to transfer restrictions. Fair value measurements consider illiquidity and non-transferability. When observable price quotations are not available, fair value is determined based on discounted cash flow models using discount rates based on credit spreads, yields or price levels of publicly-traded debt of the issuer or other comparable securities, considering illiquidity and structure. The significant unobservable input used in the fair value measurement of corporate debt is the yield. The yield is affected by the market movements in credit spreads and U.S. Treasury yields. In addition, the migration in credit quality of a given security generally has a corresponding effect on the fair value measurement of the security. For example, a downward migration of credit quality would increase spreads. Holding U.S. Treasury rates constant, an increase in corporate credit spreads would decrease the fair value of corporate debt.

RMBS and CDO/ABS

The significant unobservable inputs used in fair value measurements of RMBS and certain CDO/ABS valued by third-party valuation service providers are constant prepayment rates (CPR), loss severity, constant default rates (CDR), and yield. A change in the assumptions used for the probability of default will generally be accompanied by a corresponding change in the assumption used for the loss severity and an inverse change in the assumption used for prepayment rates. In general, increases in CPR, loss severity, CDR and yield, in isolation, would result in a decrease in the fair value measurement. Changes in fair value based on variations in assumptions generally cannot be extrapolated because the relationship between the directional change of each input is not usually linear.

CMBS

The significant unobservable input used in fair value measurements for CMBS is the yield. Prepayment assumptions for each mortgage pool are factored into the yield. CMBS generally feature a lower degree of prepayment risk than RMBS because commercial mortgages generally contain a penalty for prepayment. In general, increases in the yield would decrease the fair value of CMBS.

Embedded derivatives within Policyholder contract deposits

Embedded derivatives reported within policyholder contract deposits include guaranteed minimum withdrawal benefits (GMWB) within variable annuity products and certain enhancements to interest crediting rates based on market indices within index annuities. For any given contract, assumptions for unobservable inputs vary throughout the period over which cash flows are projected for purposes of valuing the embedded derivative. The following unobservable inputs are used for valuing embedded derivatives measured at fair value:

..   Long-term equity volatilities represent equity volatility beyond the period for which observable equity volatilities are available. Increases in assumed volatility will generally increase the fair value of both the projected cash flows from rider fees as well as the projected cash flows related to benefit payments. Therefore, the net change in the fair value of the liability may either decrease or increase, depending on the relative changes in projected rider fees and projected benefit payments.

..   Equity / interest rate correlation estimates the relationship between changes in equity returns and interest rates in the economic scenario generator used to value our GMWB embedded derivatives. In general, a higher positive correlation assumes that equity markets and interest rates move in a more correlated fashion, which generally increases the fair value of the liability.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


..   Base lapse rate assumptions are determined by company experience and are adjusted at the contract level using a dynamic lapse function, which reduces the base lapse rate when the contract is in-the-money (when the contract holder's guaranteed value is worth more than their underlying account value). Lapse rates are also generally assumed to be lower in periods when a surrender charge applies. Increases in assumed lapse rates will generally decrease the fair value of the liability, as fewer policyholders would persist to collect guaranteed withdrawal amounts, but in certain scenarios, increases in assumed lapse rates may increase the fair value of the liability.

..   Mortality rate assumptions, which vary by age and gender, are based on company experience and include a mortality improvement assumption. Increases in assumed mortality rates will decrease the fair value of the liability, while lower mortality rate assumptions will generally increase the fair value of the liability, because guaranteed payments will be made for a longer period of time.

..   Utilization assumptions estimate the timing when policyholders with a GMWB will elect to utilize their benefit and begin taking withdrawals. The assumptions may vary by the type of guarantee, tax-qualified status, the contract's withdrawal history and the age of the policyholder. Utilization assumptions are based on company experience, which includes partial withdrawal behavior. In 2016, we implemented a 100 percent utilization assumption which reflects an expectation that all policyholders who remain active in the contract (i.e., do not lapse or die) will utilize their GMWB guarantee by commencing systematic withdrawals under the terms of their contract. In 2015, we used as a utilization rate assumption representing the probability of first partial withdrawal, which varied by issue age and duration for different contract types. The impact of changes in utilization assumptions on the fair value of the liability may vary, depending on the expected timing as well as the overall rate of assumed utilization.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Investments in Certain Entities Carried at Fair Value Using Net Asset Value per Share

The following table includes information related to our investments in certain other invested assets, including private equity funds, hedge funds and other alternative investments that calculate net asset value per share (or its equivalent). For these investments, which are measured at fair value on a recurring basis, we use the net asset value per share to measure fair value.

                                                                December 31, 2016          December 31, 2015
                                                           --------------------------- ---------------------------
                                                             Fair Value                  Fair Value
                                                              Using Net                  Using Net
                                                             Asset Value                Asset Value
                                                            Per Share (or   Unfunded   Per Share (or     Unfunded
(in millions)               Investment Category Includes   its equivalent) Commitments its equivalent)  Commitments
-------------               ------------------------------ --------------- ----------- ---------------  -----------
Investment Category
Private equity funds:
   Leveraged buyout         Debt and/or equity
                            investments made as part of a
                            transaction in which assets
                            of mature companies are
                            acquired from the current
                            shareholders, typically with
                            the use of financial leverage       $112           $57           $139           $34

   Real Estate /            Investments in real estate
   Infrastructure           properties and infrastructure
                            positions, including power
                            plants and other energy
                            generating facilities                 12             4             18             4

   Venture capital          Early-stage, high-potential,
                            growth companies expected to
                            generate a return through an
                            eventual realization event,
                            such as an initial public
                            offering or sale of the
                            company                                8            16              5            20

   Distressed               Securities of companies that
                            are in default, under
                            bankruptcy protection, or
                            troubled                               2             1             15             3

   Other                    Includes multi-strategy,
                            mezzanine, and other
                            strategies                            --            --             18            10
                                                                ----           ---         -------          ---
Total private equity funds                                       134            78            195            71
                                                                ----           ---         -------          ---
Hedge funds:/*/
   Event-driven             Securities of companies
                            undergoing material
                            structural changes, including
                            mergers, acquisitions and
                            other reorganizations                162            --            246            --

   Long-short               Securities that the manager
                            believes are undervalued,
                            with corresponding short
                            positions to hedge market risk       154            --            444            --

   Distressed               Securities of companies that
                            are in default, under
                            bankruptcy protection or
                            troubled                              65            --            148            --

   Emerging markets         Investments in the financial
                            markets of developing
                            countries                             --            --             58            --

   Other                    Includes investments held in
                            funds that are less liquid,
                            as well as other strategies
                            which allow for broader
                            allocation between public and
                            private investments                    1            --             --            --
                                                                ----           ---         -------          ---
Total hedge funds                                                382            --            896            --
                                                                ----           ---         -------          ---
Total                                                           $516           $78         $1,091           $71
                                                                ====           ===         =======          ===

* Certain hedge funds for the year ended December 31, 2016 were reclassified into different strategies to better align with the investments in those funds.

Private equity fund investments included above are not redeemable, because distributions from the funds will be received when underlying investments of the funds are liquidated. Private equity funds are generally expected to have 10-year lives at their inception, but these lives may be extended at the fund manager's discretion, typically in one or two-year increments.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The hedge fund investments included above, which are carried at fair value, are generally redeemable monthly, quarterly, semi-annually and annually, as shown below, with redemption notices ranging from one day to 180 days. Certain hedge fund investments have partial contractual redemption restrictions. These partial redemption restrictions are generally related to one or more investments held in the hedge funds that the fund manager deemed to be illiquid. The majority of these contractual restrictions, which may have been put in place at the fund's inception or thereafter, have pre-defined end dates. The majority of these restrictions are generally expected to be lifted by the end of 2017.

The following table presents information regarding the expected remaining lives of our investments in private equity funds, assuming average original expected lives of 10 years for the funds, and information regarding redemptions and contractual restrictions related to our hedge fund investments:

December 31,                                                                     2016
------------                                                                     ----
Percentage of private equity fund investments with remaining lives of:
   Three years or less                                                            90%
   Between seven and 10 years                                                     10
                                                                                 ---
       Total                                                                     100%
                                                                                 ===
Percentage of hedge fund investments redeemable:
   Monthly                                                                        21%
   Quarterly                                                                      45
   Semi-annually                                                                  29
   Annually                                                                        5
                                                                                 ---
       Total                                                                     100%
                                                                                 ===
Percentage of hedge fund investments' fair value subject to contractual partial
  restrictions                                                                    99%
                                                                                 ===

Fair Value Option

Under the fair value option, we may elect to measure at fair value financial assets and financial liabilities that are not otherwise required to be carried at fair value. Subsequent changes in fair value for designated items are reported in earnings. We elect the fair value option for certain hybrid securities given the complexity of bifurcating the economic components associated with the embedded derivatives. Refer to Note 7 for additional information related to embedded derivatives.

Additionally, we elect the fair value option for certain alternative investments when such investments are eligible for this election. We believe this measurement basis is consistent with the applicable accounting guidance used by the respective investment company funds themselves. Refer to Note 4 for additional information on securities and other invested assets for which we have elected the fair value option.

Certain VIEs, which are securitization vehicles that we consolidate, have elected the fair value option for a tranche of their structured securities, which are included in notes payable - to affiliates. Refer to Notes 9 and 18 for additional information on these VIEs.

The following table presents the difference between fair values and the aggregate contractual principal amounts of notes payable for which the fair value option was elected:

                                          December 31, 2016                 December 31, 2015
                                  --------------------------------  --------------------------------
                                             Outstanding                       Outstanding
                                              Principal                         Principal
(in millions)                     Fair Value   Amount    Difference Fair Value   Amount    Difference
-------------                     ---------- ----------- ---------- ---------- ----------- ----------
Liabilities:
   Notes payable - to affiliates.    $183       $365       $(182)      $143       $365       $(222)
                                     ====       ====       =====       ====       ====       =====

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The following table presents the gains or losses recorded related to the eligible instruments for which we elected the fair value option:

                                                              Gain (Loss)
    Years Ended December 31,                               ----------------
    (in millions)                                          2016  2015  2014
    -------------                                          ----  ----  ----
    Assets:
       Other bond securities - certain hybrid securities   $ 92  $ 33  $ 58
       Alternative investments/(a)/                          (1)  (29)   45
                                                           ----  ----  ----
    Liabilities:
       Notes payable - to affiliates                        (40)    6   (24)
                                                           ----  ----  ----
    Total gain                                             $ 51  $ 10  $ 79
                                                           ----  ----  ----

(a)Includes certain hedge funds, private equity funds and other investment partnerships.

Interest income, dividend income and net unrealized gains (losses) on assets measured under the fair value option are recognized and included in net investment income in the Consolidated Statements of Income. Interest on liabilities measured under the fair value option is recognized in other income in the Consolidated Statements of Income. See Note 4 herein for additional information about our policies for recognition, measurement, and disclosure of interest, dividend and other income.

FAIR VALUE MEASUREMENTS ON A NON-RECURRING BASIS

We measure the fair value of certain assets on a non-recurring basis, generally quarterly, annually, or when events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable. These assets include cost and equity-method investments and mortgage and other loans. See Notes 4 and 5 herein for additional information about how we test various asset classes for impairment.

Impairments for other invested assets primarily relate to hedge funds and private equity funds that are held for sale.

The following table presents assets measured at fair value on a non-recurring basis at the time of impairment and the related impairment charges recorded during the periods presented:

                                   Assets at Fair Value      Impairment Charges
                               ----------------------------- ------------------
                                    Non-Recurring Basis       December 31,
                               ----------------------------- ------------------
    (in millions)              Level 1 Level 2 Level 3 Total 2016   2015  2014
    -------------              ------- ------- ------- ----- ----   ----  ----
    December 31, 2016
       Other invested assets     $--     $--     $--    $--  $--     $9   $--
                                 ===     ===     ===    ===  ===     ==   ===
    December 31, 2015
       Other invested assets     $--     $--     $98    $98
                                 ===     ===     ===    ===

FAIR VALUE INFORMATION ABOUT FINANCIAL INSTRUMENTS NOT MEASURED AT FAIR VALUE

Information regarding the estimation of fair value for financial instruments not carried at fair value (excluding insurance contracts) is discussed below.

..   Mortgage and other loans receivable: Fair values of loans on real estate and other loans receivable were estimated for disclosure purposes using discounted cash flow calculations based on discount rates that we believe market participants would use in determining the price that they would pay for such assets. For certain loans, our current incremental lending rates for similar types of loans are used as the discount rates, because we believe this rate approximates the rates market participants would use. Fair values of residential mortgage loans are generally determined based on market prices, using market based adjustments for credit and servicing as appropriate. The fair values of policy loans are generally estimated based on unpaid principal amount as of each reporting date. No consideration is given to credit risk because policy loans are effectively collateralized by the cash surrender value of the policies.

..   Other invested assets: that are not measured at fair value represent our investments in Federal Home Loan Bank common stock. These investments are carried at amortized cost, which approximates fair value.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

..   Cash and short-term investments: The carrying amounts of these assets approximate fair values because of the relatively short period of time between origination and expected realization, and their limited exposure to credit risk.

..   Policyholder contract deposits associated with investment-type contracts:
    Fair values for policyholder contract deposits associated with investment-type contracts not accounted for at fair value are estimated using discounted cash flow calculations based on interest rates currently being offered for similar contracts with maturities consistent with those of the contracts being valued. When no similar contracts are being offered, the discount rate is the appropriate swap rate (if available) or current risk-free interest rate consistent with the currency in which the cash flows are denominated. To determine fair value, other factors include current policyholder account values and related surrender charges and other assumptions include expectations about policyholder behavior and an appropriate risk margin.

..   Notes Payable: Fair values of these obligations were estimated based on discounted cash flow calculations using a discount rate that is indicative of the current market for securities with similar risk characteristics.

The following table presents the carrying amounts and estimated fair values of our financial instruments not measured at fair value, and indicates the level in the fair value hierarchy of the estimated fair value measurement based on the observability of the inputs used:

                                               Estimated Fair Value
                                          ------------------------------- Carrying
(in millions)                             Level 1 Level 2 Level 3  Total   Value
-------------                             ------- ------- ------- ------- --------
December 31, 2016
Assets:
   Mortgage and other loans receivable     $ --     $42   $ 6,181 $ 6,223 $ 6,083
   Other invested assets                     --       9        --       9       9
   Short-term investments                    --      51        --      51      51
   Cash                                     106      --        --     106     106
Liabilities:
   Policyholder contract deposits/*/         --      --    45,417  45,417  39,560
   Note payable - to third parties, net      --      --        50      50      50

December 31, 2015
Assets:
   Mortgage and other loans receivable     $ --     $44   $ 5,861 $ 5,905 $ 5,718
   Other invested assets                     --       7        --       7       7
   Short-term investments                    --      43        --      43      43
   Cash                                      82      --        --      82      82
Liabilities:
   Policyholder contract deposits/*/         --      --    43,623  43,623  37,646
   Note payable - to third parties, net      --      25        25      50      50

* Excludes embedded policy derivatives which are carried at fair value on a recurring basis.

4. INVESTMENTS

Fixed Maturity and Equity Securities

Bonds held to maturity are carried at amortized cost when we have the ability and positive intent to hold these securities until maturity. When we do not have the ability or positive intent to hold bonds until maturity, these securities are classified as available-for-sale or are measured at fair value at our election. None of our fixed maturity securities met the criteria for held-to-maturity classification at December 31, 2016 or 2015.

Fixed maturity and equity securities classified as available-for-sale are carried at fair value. Unrealized gains and losses from available-for-sale investments in fixed maturity and equity securities are reported as a separate component of accumulated other comprehensive income (AOCI), net of DAC, deferred sales inducements and deferred income taxes, in shareholder's equity. Realized and unrealized gains and losses from fixed maturity and equity securities measured at fair value at our election are reflected in net investment income. Investments in fixed maturity and equity securities are recorded on a trade-date basis.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Premiums and discounts arising from the purchase of bonds classified as available-for-sale are treated as yield adjustments over their estimated holding periods, until maturity, or call date, if applicable. For investments in certain RMBS, CMBS and CDO/ABS, (collectively, structured securities), recognized yields are updated based on current information regarding the timing and amount of expected undiscounted future cash flows. For high credit quality structured securities, effective yields are recalculated based on actual payments received and updated prepayment expectations, and the amortized cost is adjusted to the amount that would have existed had the new effective yield been applied since acquisition with a corresponding charge or credit to net investment income. For structured securities that are not high credit quality, effective yields are recalculated and adjusted prospectively based on changes in expected undiscounted future cash flows. For purchased credit impaired (PCI) securities, at acquisition, the difference between the undiscounted expected future cash flows and the recorded investment in the securities represents the initial accretable yield, which is to be accreted into net investment income over the securities' remaining lives on an effective level-yield basis. Subsequently, effective yields recognized on PCI securities are recalculated and adjusted prospectively to reflect changes in the contractual benchmark interest rates on variable rate securities and any significant increases in undiscounted expected future cash flows arising due to reasons other than interest rate changes.

Other Bond Securities and Other Common and Preferred Stock

Securities for which we have elected the fair value option are carried at fair value and reported in other bond securities or other common and preferred stocks in the Consolidated Balance Sheets. Changes in fair value of these assets are reported in net investment income. Interest income and dividend income on assets measured under the fair value option are recognized and included in net investment income. See Note 3 for additional information on financial assets designated under the fair value option.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Securities Available for Sale

The following table presents the amortized cost or cost and fair value of our available-for-sale securities:

                                                                                                                 Other-Than-
                                                                      Amortized   Gross      Gross                Temporary
                                                                       Cost or  Unrealized Unrealized            Impairments
(in millions)                                                           Cost      Gains      Losses   Fair Value in AOCI/(a)/
-------------                                                         --------- ---------- ---------- ---------- -----------
December 31, 2016
Bonds available for sale:
   U.S. government and government sponsored entities                   $   285    $   60     $  --     $   345      $ --
   Obligations of states, municipalities and political subdivisions        880        53       (10)        923        --
   Non-U.S. governments                                                  1,000        25       (37)        988        --
   Corporate debt                                                       19,287       823      (292)     19,818        (7)
   Mortgage-backed, asset-backed and collateralized:
       RMBS                                                              5,099       317       (79)      5,337       163
       CMBS                                                              4,382       128       (59)      4,451        21
       CDO/ABS                                                           2,724        38       (33)      2,729        11
                                                                       -------    ------     -----     -------      ----
   Total mortgage-backed, asset-backed and collateralized               12,205       483      (171)     12,517       195
                                                                       -------    ------     -----     -------      ----
Total bonds available for sale/(b)/                                     33,657     1,444      (510)     34,591       188
                                                                       -------    ------     -----     -------      ----
Equity securities available for sale:
   Common stock                                                             --         1        --           1        --
   Preferred stock                                                           4        --        --           4        --
                                                                       -------    ------     -----     -------      ----
Total equity securities available for sale                                   4         1        --           5        --
                                                                       -------    ------     -----     -------      ----
Total                                                                  $33,661    $1,445     $(510)    $34,596      $188
                                                                       =======    ======     =====     =======      ====
December 31, 2015
Bonds available for sale:
   U.S. government and government sponsored entities                   $   279    $   67     $  --     $   346      $ --
   Obligations of states, municipalities and political subdivisions        766        50        (4)        812        --
   Non-U.S. governments                                                    847        22       (49)        820        --
   Corporate debt                                                       19,465       873      (496)     19,842       (19)
   Mortgage-backed, asset-backed and collateralized:
       RMBS                                                              4,320       337       (43)      4,614       171
       CMBS                                                              3,854       176       (40)      3,990        70
       CDO/ABS                                                           2,681        54       (26)      2,709        10
                                                                       -------    ------     -----     -------      ----
   Total mortgage-backed, asset-backed and collateralized               10,855       567      (109)     11,313       251
                                                                       -------    ------     -----     -------      ----
Total bonds available for sale/(b)/                                     32,212     1,579      (658)     33,133       232
                                                                       -------    ------     -----     -------      ----
Equity securities available for sale:
   Preferred stock                                                           4        --        --           4        --
                                                                       -------    ------     -----     -------      ----
Total equity securities available for sale                                   4        --        --           4        --
                                                                       -------    ------     -----     -------      ----
Total                                                                  $32,216    $1,579     $(658)    $33,137      $232
                                                                       =======    ======     =====     =======      ====

(a)Represents the amount of other-than-temporary impairments recognized in accumulated other comprehensive income. Amount includes unrealized gains and losses on impaired securities relating to changes in the value of such securities subsequent to the impairment measurement date.
(b)At December 31, 2016 and 2015, bonds available for sale held by us that were below investment grade or not rated totaled $4.7 billion and $4.4 billion, respectively.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Securities Available for Sale in a Loss Position

The following table summarizes the fair value and gross unrealized losses on our available-for-sale securities, aggregated by major investment category and length of time that individual securities have been in a continuous unrealized loss position:

                                Less than 12 Months    12 Months or More           Total
                               --------------------- --------------------- ---------------------
                                            Gross                 Gross                 Gross
                                          Unrealized            Unrealized            Unrealized
(in millions)                  Fair Value   Losses   Fair Value   Losses   Fair Value   Losses
-------------                  ---------- ---------- ---------- ---------- ---------- ----------
December 31, 2016
Bonds available for sale:
   U.S. government and
     government sponsored
     entities                    $   16      $ --     $    --      $ --     $    16      $ --
   Obligations of states,
     municipalities and
     political subdivisions         259        10          --        --         259        10
   Non-U.S. governments             447        22          61        15         508        37
   Corporate debt                 4,588       163         902       129       5,490       292
   RMBS                           1,574        53         464        26       2,038        79
   CMBS                           1,674        54          64         5       1,738        59
   CDO/ABS                        1,059        20         337        13       1,396        33
                                 ------      ----     -------      ----     -------      ----
Total bonds available for sale   $9,617      $322     $$1,828      $188     $11,445      $510
                                 ======      ====     =======      ====     =======      ====
December 31, 2015
Bonds available for sale:
   U.S. government and
     government sponsored
     entities                    $   16      $ --     $    --      $ --     $    16      $ --
   Obligations of states,
     municipalities and
     political subdivisions         113         3          23         1         136         4
   Non-U.S. governments             385        24          90        25         475        49
   Corporate debt                 4,924       309         560       187       5,484       496
   RMBS                             803        16         433        27       1,236        43
   CMBS                           1,825        38          25         2       1,850        40
   CDO/ABS                        1,107        17         310         9       1,417        26
                                 ------      ----     -------      ----     -------      ----
Total bonds available for sale   $9,173      $407     $ 1,441      $251     $10,614      $658
                                 ======      ====     =======      ====     =======      ====

At December 31, 2016, we held 1,562 individual fixed maturity securities that were in an unrealized loss position, of which 303 individual fixed maturity securities were in a continuous unrealized loss position for 12 months or more. We did not recognize the unrealized losses in earnings on these fixed maturity securities at December 31, 2016 because we neither intend to sell the securities nor do we believe that it is more likely than not that we will be required to sell these securities before recovery of their amortized cost basis. For fixed maturity securities with significant declines, we performed fundamental credit analyses on a security-by-security basis, which included consideration of credit enhancements, expected defaults on underlying collateral, review of relevant industry analyst reports and forecasts and other available market data.

Contractual Maturities of Fixed Maturity Securities Available for Sale

The following table presents the amortized cost and fair value of fixed maturity securities available for sale by contractual maturity:

                                                  Total Fixed Maturity Securities Fixed Maturity Securities in a Loss
                                                     Available for Sale               Position Available for Sale
                                                  ------------------------------- -----------------------------------
(in millions)                                     Amortized Cost    Fair Value    Amortized Cost      Fair Value
-------------                                     --------------    ----------    --------------      ----------
December 31, 2016
Due in one year or less                              $   933         $   953         $    45           $    43
Due after one year through five years                  8,014           8,499             666               640
Due after five years through ten years                 7,596           7,580           3,639             3,451
Due after ten years                                    4,909           5,042           2,261             2,139
Mortgage-backed, asset-backed and collateralized      12,205          12,517           5,344             5,172
                                                     -------         -------         -------           -------
Total                                                $33,657         $34,591         $11,955           $11,445
                                                     =======         =======         =======           =======

Actual maturities may differ from contractual maturities because certain borrowers have the right to call or prepay certain obligations with or without call or prepayment penalties.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The following table presents the gross realized gains and gross realized losses from sales or maturities of our available-for-sale securities:

                                         Years Ended December 31,
                           -----------------------------------------------------
                                 2016              2015              2014
                           ----------------- ----------------- -----------------
                            Gross    Gross    Gross    Gross    Gross    Gross
                           Realized Realized Realized Realized Realized Realized
(in millions)               Gains    Losses   Gains    Losses   Gains    Losses
-------------              -------- -------- -------- -------- -------- --------
Fixed maturity securities    $133     $130     $53      $50      $114     $29
Equity securities              --       --       1       --        --      --
                             ----     ----     ---      ---      ----     ---
Total                        $133     $130     $54      $50      $114     $29
                             ====     ====     ===      ===      ====     ===

In 2016, 2015, and 2014, the aggregate fair value of available-for-sale securities sold was $3.5 billion, $6.8 billion and $2.0 billion, respectively.

Other Securities Measured at Fair Value

The following table presents the fair value of other securities measured at fair value based on our election of the fair value option:

                                                        December 31, 2016           December 31, 2015
                                                   --------------------------  --------------------------
(in millions)                                      Fair Value Percent of Total Fair Value Percent of Total
-------------                                      ---------- ---------------- ---------- ----------------
Non-U.S. governments                                 $    7         -- %         $    6           1%
Corporate debt                                          224          13             217          18
Mortgage-backed, asset-backed and collateralized:
   RMBS                                                 682          38             163          13
   CMBS                                                 154           9             108           9
   CDO/ABS                                              711          40             720          59
                                                     ------         ---          ------         ---
Total other bond securities                          $1,778         100%         $1,214         100%
                                                     ======         ===          ======         ===

Other Invested Assets

The following table summarizes the carrying amounts of other invested assets:

                                                       December 31,
                                                       -------------
           (in millions)                                2016   2015
           -------------                               ------ ------
           Alternative investments/(a)(b)/             $1,170 $2,265
           Investment real estate/(c)/                     39     90
           Federal Home Loan Bank (FHLB) common stock       9      7
           All other investments                           15     17
                                                       ------ ------
           Total                                       $1,233 $2,379
                                                       ====== ======

(a)At December 31, 2016, includes hedge funds of $ 550 million, and private equity funds of $ 620 million. At December 31, 2015, includes hedge funds of $ 1,614 million, and private equity funds of $ 651 million.
(b)Approximately 58 percent and 23 percent of our hedge fund portfolio is available for redemption in 2017 and 2018, respectively, an additional
   16 percent will be available between 2019 and 2024.
(c)Net of accumulated depreciation of $2 million and $3 million at December 31, 2016 and 2015, respectively.

Other Invested Assets Carried at Fair Value

Certain hedge funds, private equity funds and other investment partnerships for which we have elected the fair value option are reported at fair value with changes in fair value recognized in net investment income. Other investments in hedge funds, private equity funds and other investment partnerships in which AIG's insurance operations do not hold aggregate interests sufficient to exercise more than minor influence over the respective partnerships are reported at fair value with changes in fair value recognized as a component of accumulated other comprehensive income. These investments are subject to other-than-temporary impairment evaluations (see discussion below on evaluating equity investments for other-than-temporary impairment).

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The gross unrealized loss recorded in accumulated other comprehensive income on such investments was $1 million at December 31, 2016 and 2015, respectively, the majority of which pertains to investments in private equity funds and hedge funds that have been in continuous unrealized loss positions for less than 12 months.

Other Invested Assets - Equity Method Investments

We account for hedge funds, private equity funds and other investment partnerships using the equity method of accounting unless our interest is so minor that we may have virtually no influence over partnership operating and financial policies, or we have elected the fair value option. Under the equity method of accounting, our carrying amount generally is our share of the net asset value of the funds or the partnerships, and changes in our share of the net asset values are recorded in net investment income. In applying the equity method of accounting, we consistently use the most recently available financial information provided by the general partner or manager of each of these investments, which is one to three months prior to the end of our reporting period. The financial statements of these investees are generally audited annually.

Summarized Financial Information of Equity Method Investees

The following is the aggregated summarized financial information of our equity method investees, including those for which the fair value option has been elected:

                                       Years ended December 31,
                                       -----------------------
                (in millions)           2016    2015     2014
                -------------          -----  -------  -------
                Operating results:
                   Total revenues      $  94  $ 2,067  $ 5,484
                   Total expenses       (552)    (628)    (815)
                                       -----  -------  -------
                Net income             $(458) $ 1,439  $ 4,669
                                       =====  =======  =======

                                                December 31,
                                              ----------------
                (in millions)                   2016     2015
                -------------                 -------  -------
                Balance sheet:
                   Total assets               $23,601  $29,315
                   Total liabilities           (2,551)  (3,040)
                                              =======  =======

The following table presents the carrying amount and ownership percentage of equity method investments at December 31, 2016 and 2015:

                                         2016                      2015
                               ------------------------- -------------------------
(in millions, except                          Ownership                 Ownership
percentages)                   Carrying Value Percentage Carrying Value Percentage
--------------------           -------------- ---------- -------------- ----------
Equity method investments           $880       Various       $1,694      Various
                                    ====       =======       ======      =======

Summarized financial information for these equity method investees may be presented on a lag, due to the unavailability of information for the investees at our respective balance sheet dates, and is included for the periods in which we held an equity method ownership interest.

Other Investments

Also included in other invested assets are real estate held for investment or held for sale, based on management's intent. Real estate held for investment is carried at cost, less accumulated depreciation and subject to impairment review. Properties acquired through foreclosure and held for sale are carried at the lower of carrying amount or fair value less estimated costs to sell the property.

We are a member of the FHLB of Dallas and such membership requires members to own stock in the FHLB. Our FHLB stock is carried at amortized cost, which approximates fair value, and is included in other invested assets.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Net Investment Income

Net investment income represents income primarily from the following sources:

..   Interest income and related expenses, including amortization of premiums and accretion of discounts with changes in the timing and the amount of expected principal and interest cash flows reflected in yield, as applicable.

..   Dividend income from common and preferred stock and distributions from other investments, including distributions from private equity funds and hedge funds that are not accounted for under the equity method.

..   Realized and unrealized gains and losses from investments in other securities and investments for which we elected the fair value option.

..   Earnings from alternative investments.

..   Interest income on mortgage, policy and other loans.

The following table presents the components of net investment income:

                                                             Years Ended December 31,
                                                             -----------------------
(in millions)                                                 2016    2015    2014
-------------                                                ------  ------  ------
Fixed maturity securities, including short-term investments  $1,756  $1,755  $1,875
Interest on mortgage and other loans                            312     302     324
Investment real estate                                            1      12       4
Alternative investments/*/                                       39      76     224
Other investments                                                 3       2      (4)
                                                             ------  ------  ------
Total investment income                                       2,111   2,147   2,423
Investment expenses                                              66      70      67
                                                             ------  ------  ------
Net investment income                                        $2,045  $2,077  $2,356
                                                             ======  ======  ======

* Beginning in 2016, the presentation of income on alternative investments has been refined to include only income from hedge funds and private equity funds. Prior period disclosures have been reclassified to conform to this presentation. Hedge funds for which we elected the fair value option are recorded as of the balance sheet date. Other hedge funds are generally reported on a one-month lag, while private equity funds are generally reported on a one-quarter lag.

Net Realized Capital Gains and Losses

Net realized capital gains and losses are determined by specific identification. The net realized capital gains and losses are generated primarily from the following sources:

..   Sales or full redemptions of available-for-sale fixed maturity securities, available-for-sale equity securities, real estate and other alternative investments.

..   Reductions to the amortized cost basis of available-for-sale fixed maturity securities, available-for-sale equity securities and certain other invested assets for other-than-temporary impairments.

..   Changes in fair value of derivatives except for those instruments that are designated as hedging instruments when the change in the fair value of the hedged item is not reported in net realized capital gains and losses.

..   Exchange gains and losses resulting from foreign currency transactions.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The following table presents the components of net realized capital gains (losses):

                                                 Years Ended December 31,
                                                 -----------------------
           (in millions)                           2016     2015    2014
           -------------                         ------   ------  ------
           Sales of fixed maturity securities    $   3     $  3    $ 85
           Sales of equity securities               --        1      --
           Mortgage and other loans                  2      (22)      8
           Investment real estate                    6       --      15
           Alternative investments                  43        6       8
           Derivatives                             (41)     192      48
           Other                                   (65)     (44)     16
           Other-than-temporary impairments        (75)     (62)    (46)
                                                 -----     ----    ----
           Net realized capital income (losses)  $(127)    $ 74    $134
                                                 =====     ====    ====

Evaluating Investments for Other-Than-Temporary Impairments

Fixed Maturity Securities

If we intend to sell a fixed maturity security or it is more likely than not that we will be required to sell a fixed maturity security before recovery of its amortized cost basis and the fair value of the security is below amortized cost, an other-than-temporary impairment has occurred and the amortized cost is written down to current fair value, with a corresponding charge to realized capital losses. When assessing our intent to sell a fixed maturity security, or whether it is more likely than not that we will be required to sell a fixed maturity security before recovery of its amortized cost basis, management evaluates relevant facts and circumstances including, but not limited to, decisions to reposition our investment portfolio, sales of securities to meet cash flow needs and sales of securities to take advantage of favorable pricing.

For fixed maturity securities for which a credit impairment has occurred, the amortized cost is written down to the estimated recoverable value with a corresponding charge to realized capital losses. The estimated recoverable value is the present value of cash flows expected to be collected, as determined by management. The difference between fair value and amortized cost that is not related to a credit impairment is presented in unrealized appreciation (depreciation) of fixed maturity securities on which other-than-temporary credit impairments were recognized (a separate component of accumulated other comprehensive income).

When estimating future cash flows for structured fixed maturity securities (e.g., RMBS, CMBS, CDO, ABS) management considers historical performance of underlying assets and available market information as well as bond-specific structural considerations, such as credit enhancement and priority of payment structure of the security. In addition, the process of estimating future cash flows includes, but is not limited to, the following critical inputs, which vary by asset class:

..   Current delinquency rates;

..   Expected default rates and the timing of such defaults;

..   Loss severity and the timing of any recovery; and

..   Expected prepayment speeds.

For corporate, municipal and sovereign fixed maturity securities determined to be credit impaired, management considers the fair value as the recoverable value when available information does not indicate that another value is more relevant or reliable. When management identifies information that supports a recoverable value other than the fair value, the determination of a recoverable value considers scenarios specific to the issuer and the security, and may be based upon estimates of outcomes of corporate restructurings, political and macroeconomic factors, stability and financial strength of the issuer, the value of any secondary sources of repayment and the disposition of assets.

We consider severe price declines in our assessment of potential credit impairments. We may also modify our model inputs when we determine that price movements in certain sectors are indicative of factors not captured by the cash flow models.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


In periods subsequent to the recognition of an other-than-temporary impairment charge for available-for-sale fixed maturity securities that are not foreign exchange related, we prospectively accrete into earnings the difference between the new amortized cost and the expected undiscounted recoverable value over the remaining expected holding period of the security.

Credit Impairments

The following table presents a rollforward of the cumulative credit losses in other-than-temporary impairments recognized in earnings for available-for-sale fixed maturity securities:

                                                                                           Years Ended December 31,
                                                                                           -----------------------
(in millions)                                                                               2016     2015     2014
-------------                                                                              -----   ------   ------
Balance, beginning of year                                                                 $532    $ 716    $ 907
   Increases due to:
       Credit impairments on new securities subject to impairment losses                     37       18        4
       Additional credit impairments on previously impaired securities                       28       14       10
   Reductions due to:
       Credit impaired securities fully disposed for which there was no prior intent
         or requirement to sell                                                             (52)    (106)    (100)
       Credit impaired securities for which there is a current intent or anticipated
         requirement to sell                                                                 --        1       --
       Accretion on securities previously impaired due to credit/*/                         (99)    (111)    (105)
                                                                                           ----    -----    -----
Balance, end of year                                                                       $446    $ 532    $ 716
                                                                                           ====    =====    =====

* Represents both accretion recognized due to changes in cash flows expected to be collected over the remaining expected term of the credit impaired securities and the accretion due to the passage of time.

Equity Securities

We evaluate our available-for-sale equity securities for impairment by considering such securities as candidates for other-than-temporary impairment if they meet any of the following criteria:

..   The security has traded at a significant (25 percent or more) discount to cost for an extended period of time (nine consecutive months or longer);

..   A discrete credit event has occurred resulting in (i) the issuer defaulting on a material outstanding obligation; (ii) the issuer seeking protection from creditors under the bankruptcy laws or any similar laws intended for court-supervised reorganization of insolvent enterprises; or (iii) the issuer proposing a voluntary reorganization pursuant to which creditors are asked to exchange their claims for cash or securities having a fair value substantially lower than the par value of their claims; or

..   We have concluded that we may not realize a full recovery on our investment, regardless of the occurrence of one of the foregoing events.

The determination that an equity security is other-than-temporarily impaired requires the judgment of management and consideration of the fundamental condition of the issuer, its near-term prospects and all the relevant facts and circumstances. In addition to the above criteria, all equity securities that have been in a continuous decline in value below cost over twelve months are impaired. We also consider circumstances of a rapid and severe market valuation decline (50 percent or more) discount to cost, in which we could not reasonably assert that the impairment period would be temporary (severity losses).

Other Invested Assets

Our equity and cost method investments in private equity funds, hedge funds and other entities are evaluated for impairment similar to the evaluation of equity securities for impairments as discussed above. Such evaluation considers market conditions, events and volatility that may impact the recoverability of the underlying investments within these private equity funds and hedge funds and is based on the nature of the underlying investments and specific inherent risks. Such risks may evolve based on the nature of the underlying investments.

Investments in real estate are periodically evaluated for recoverability whenever changes in circumstances indicate the carrying amount of an asset may be impaired. When impairment indicators are present, we compare expected investment cash flows to carrying amount. When the expected cash flows are less than the carrying amount, the investments are written down to fair value with a corresponding charge to earnings.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Purchased Credit Impaired (PCI) Securities

We purchase certain RMBS securities that have experienced deterioration in credit quality since their issuance. We determine whether it is probable at acquisition that we will not collect all contractually required payments for these PCI securities, including both principal and interest. At acquisition, the timing and amount of the undiscounted future cash flows expected to be received on each PCI security is determined based on our best estimate using key assumptions, such as interest rates, default rates and prepayment speeds. At acquisition, the difference between the undiscounted expected future cash flows of the PCI securities and the recorded investment in the securities represents the initial accretable yield, which is accreted into Net investment income over their remaining lives on an effective yield basis. Additionally, the difference between the contractually required payments on the PCI securities and the undiscounted expected future cash flows represents the non-accretable difference at acquisition. The accretable yield and the non-accretable difference will change over time, based on actual payments received and changes in estimates of undiscounted expected future cash flows, which are discussed further below.

On a quarterly basis, the undiscounted expected future cash flows associated with PCI securities are re-evaluated based on updates to key assumptions. Declines in undiscounted expected future cash flows due to further credit deterioration as well as changes in the expected timing of the cash flows can result in the recognition of an other-than-temporary impairment charge, as PCI securities are subject to our policy for evaluating investments for other-than-temporary impairment. Changes to undiscounted expected future cash flows due solely to the changes in the contractual benchmark interest rates on variable rate PCI securities will change the accretable yield prospectively. Significant increases in undiscounted expected future cash flows for reasons other than interest rate changes are recognized prospectively as adjustments to the accretable yield.

The following tables present information on our PCI securities, which are included in bonds available for sale:

(in millions)                                             At Date of Acquisition
-------------                                             ----------------------
Contractually required payments (principal and interest)          $3,936
Cash flows expected to be collected/*/                             3,339
Recorded investment in acquired securities                         2,299
                                                                  ======

* Represents undiscounted expected cash flows, including both principal and interest

                                                 December 31,
                                                 -------------
                  (in millions)                   2016   2015
                  -------------                  ------ ------
                  Outstanding principal balance  $1,908 $1,733
                  Amortized cost                  1,460  1,358
                  Fair value                      1,503  1,388
                                                 ====== ======

The following table presents activity for the accretable yield on PCI securities:

                                                                               Years Ended December 31,
                                                                               -----------------------
(in millions)                                                                    2016         2015
-------------                                                                  ------       ------
Balance, beginning of year                                                      $689         $633
   Newly purchased PCI securities                                                137          132
   Disposals                                                                      --          (11)
   Accretion                                                                     (81)         (80)
   Effect of changes in interest rate indices                                     12          (24)
   Net reclassification from non-accretable difference, including effects of
     prepayments                                                                  55           39
                                                                                ----         ----
Balance, end of year                                                            $812         $689
                                                                                ====         ====

Pledged Investments

Secured Financing and Similar Arrangements

We enter into secured financing transactions whereby certain securities are sold under agreements to repurchase (repurchase agreements), in which we transfer securities in exchange for cash, with an agreement by us to repurchase the same or substantially similar securities. Our secured financing transactions also include those that involve the transfer of securities to financial institutions in exchange for cash (securities lending agreements). In all of these secured financing transactions, the securities transferred by us (pledged collateral) may be sold or repledged by the

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

counterparties. These agreements are recorded at their contracted amounts plus accrued interest, other than those that are accounted for at fair value.

Pledged collateral levels are monitored daily and are generally maintained at an agreed-upon percentage of the fair value of the amounts borrowed during the life of the transactions. In the event of a decline in the fair value of the pledged collateral under these secured financing transactions, we may be required to transfer cash or additional securities as pledged collateral under these agreements. At the termination of the transactions, we and our counterparties are obligated to return the amounts borrowed and the securities transferred, respectively.

The following table presents the fair value of securities pledged to counterparties under secured financing transactions, including repurchase and securities lending agreements:

                               December 31,
                               ------------
(in millions)                  2016   2015
-------------                  ----   ----
Securities available for sale  $238   $163
Other securities                231    223
                                ----  ----

Amounts borrowed under repurchase and securities lending agreements totaled $465 million and $388 million at December 31, 2016 and 2015, respectively.

The following table presents the fair value of securities pledged under our repurchase agreements by collateral type and by remaining contractual maturity:

                                       Remaining Contractual Maturity of the Agreements
                                       ------------------------------------------------
                                       Overnight                          Greater
December 31, 2016                         and         Up to 30            Than 90
(in millions)                          Continuous       days   31-90 days  days   Total
-------------                          ----------     -------- ---------- ------- -----
Repurchase agreements:
   Bonds available for sale:
   Other bond securities:
       Non U.S. government                $--           $--       $ --      $ 7   $  7
       Corporate debt                      --            47        106       71    224
                                          ---           ---       ----      ---   ----
Total repurchase agreements                --            47        106       78    231
                                          ---           ---       ----      ---   ----
Securities lending agreements:
       Bonds available for sale:
       Non U.S. government                 --            --         16       --     16
       Corporate debt                      --            --        217       --    217
       CMBS                                --            --          5       --      5
                                          ---           ---       ----      ---   ----
Total securities lending agreements        --            --        238       --    238
                                          ---           ---       ----      ---   ----
Total secured financing transactions      $--           $47       $344      $78   $469
                                          ===           ===       ====      ===   ====

Insurance - Statutory and Other Deposits

Total carrying values of cash and securities we deposited under requirements of regulatory authorities were $3 million at December 31, 2016 and 2015, respectively.

Other Pledges

We are members of the FHLB of Dallas and such membership requires the members to own stock in the FHLB. We owned $9 million and $7 million of stock in the FHLB at December 31, 2016 and 2015, respectively. Pursuant to the membership terms, we have elected to pledge such stock to the FHLB. In addition, we had pledged securities with a fair value of $164 million and $279 million at December 31, 2016 and 2015, respectively, to provide adequate collateral for potential advances from the FHLB.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


5. LENDING ACTIVITIES

Mortgage and other loans receivable include commercial mortgages, residential mortgages, life insurance policy loans, commercial loans, and other loans and notes receivable. Commercial mortgages, residential mortgages, commercial loans, and other loans and notes receivable are carried at unpaid principal balances less allowance for credit losses and plus or minus adjustments for the accretion or amortization of discount or premium. Interest income on such loans is accrued as earned.

Direct costs of originating commercial mortgages, commercial loans, and other loans and notes receivable, net of nonrefundable points and fees, are deferred and included in the carrying amount of the related receivables. The amount deferred is amortized to income as an adjustment to earnings using the interest method. Premiums and discounts on purchased residential mortgages are also amortized to income as an adjustment to earnings using the interest method.

Life insurance policy loans are carried at unpaid principal balances. There is no allowance for policy loans because these loans serve to reduce the death benefit paid when the death claim is made and the balances are effectively collateralized by the cash surrender value of the policy.

The following table presents the composition of mortgages and other loans receivable:

                                                     December 31,
                                                    --------------
(in millions)                                         2016    2015
                                                    ------  ------
Commercial mortgages*                               $4,712  $4,544
Residential mortgages                                  535     242
Life insurance policy loans                            683     723
Commercial loans, other loans and notes receivable     198     261
                                                    ------  ------
Total mortgage and other loans receivable            6,128   5,770
Allowance for losses                                   (45)    (52)
                                                    ------  ------
Mortgage and other loans receivable, net            $6,083  $5,718
                                                    ======  ======

* Commercial mortgages primarily represent loans for office, apartments and retail, with exposures in New York and California representing the largest geographic concentrations (25 percent and 12 percent, respectively, at December 31, 2016 and 23 percent and 14 percent, respectively, at December 31, 2015).

Nonperforming loans are generally those loans where payment of contractual principal or interest is more than 90 days past due. Nonperforming mortgages were not significant for all periods presented.

The following table presents the credit quality performance indicators for commercial mortgages:

                                          Number                       Class                                  Percent
                                            of   -------------------------------------------------              of
                                          Loans  Apartments Offices Retail Industrial Hotel Others Total/(c)/ Total $
(dollars in millions)                     ------ ---------- ------- ------ ---------- ----- ------ ---------  -------
December 31, 2016
Credit Quality Indicator:
   In good standing                        252     $1,197   $1,366  $1,164    $314    $460   $162   $4,663       99%
   Restructured/(a)/                         2         --       49      --      --      --     --       49        1
Total/(b)/                                 254     $1,197   $1,415  $1,164    $314    $460   $162   $4,712      100%
                                           ---     ------   ------  ------    ----    ----   ----   ------      ---
Allowance for losses                               $    6   $   16  $   10    $  7    $  2   $  1   $   42        1%
                                           ---     ------   ------  ------    ----    ----   ----   ------      ---
December 31, 2015
Credit Quality Indicator:
   In good standing                        291     $  808   $1,415  $1,105    $381    $454   $222   $4,385       96%
   Restructured/(a)/                         4         --       67       7      --      --     --       74        2
   90 days or less delinquent                2         --       26       4      --      --     --       30        1
   >90 days delinquent or in process of
     foreclosure                             4          3       52      --      --      --     --       55        1
                                           ---     ------   ------  ------    ----    ----   ----   ------      ---
Total/(b)/                                 301     $  811   $1,560  $1,116    $381    $454   $222   $4,544      100%
                                           ---     ------   ------  ------    ----    ----   ----   ------      ---
Allowance for losses                               $    6   $   24  $    9    $  7    $  3   $  1   $   50        1%
                                           ===     ======   ======  ======    ====    ====   ====   ======      ===

(a)Loans that have been modified in troubled debt restructurings and are performing according to their restructured terms. See discussion of troubled debt restructurings below.
(b)Does not reflect allowance for credit losses.
(c)100 percent of the commercial mortgages held at such respective dates were current as to payments of principal and interest. There were no significant amounts of nonperforming commercial mortgages (defined as those loans where payment of contractual principal or interest is more than 90 days past due) during any of the periods presented.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Methodology Used to Estimate the Allowance for Credit Losses

Mortgage and other loans receivable are considered impaired when collection of all amounts due under contractual terms is not probable. Impairment is measured using either i) the present value of expected future cash flows discounted at the loan's effective interest rate, ii) the loan's observable market price, if available, or iii) the fair value of the collateral if the loan is collateral dependent. Impairment of commercial mortgages is typically determined using the fair value of collateral while impairment of other loans is typically determined using the present value of cash flows or the loan's observable market price. An allowance is typically established for the difference between the impaired value of the loan and its current carrying amount. Additional allowance amounts are established for incurred but not specifically identified impairments, based on statistical models primarily driven by past due status, debt service coverage, loan-to-value ratio, property type and location, loan term, profile of the borrower and of the major property tenants, and loan seasoning. When all or a portion of a loan is deemed uncollectible, the uncollectible portion of the carrying amount of the loan is charged off against the allowance.

Interest income is not accrued when payment of contractual principal and interest is not expected. Any cash received on impaired loans is generally recorded as a reduction of the current carrying amount of the loan. Accrual of interest income is generally resumed when delinquent contractual principal and interest is repaid or when a portion of the delinquent contractual payments are made and the ongoing required contractual payments have been made for an appropriate period.

A significant majority of commercial mortgages in the portfolio are non-recourse loans and, accordingly, the only guarantees are for specific items that are exceptions to the non-recourse provisions. It is therefore extremely rare for us to have cause to enforce the provisions of a guarantee on a commercial real estate or mortgage loan.

The following table presents a rollforward of the changes in the allowance for credit losses on mortgage and other loans receivable:

                                                  2016                   2015                   2014
                                         ---------------------  ---------------------  ---------------------
Years Ended December 31,                 Commercial Other       Commercial Other       Commercial Other
(in millions)                            Mortgages  Loans Total Mortgages  Loans Total Mortgages  Loans Total
------------------------                 ---------- ----- ----- ---------- ----- ----- ---------- ----- -----
Allowance, beginning of year                $50      $ 2   $52     $36      $--   $36     $ 47     $--  $ 47
   Additions (reductions) to allowance       (3)       1    (2)     19        2    21      (15)     --   (15)
   Charge-offs, net of recoveries            (5)      --    (5)     (5)      --    (5)       4      --     4
                                            ---      ---   ---     ---      ---   ---     ----     ---  ----
Allowance, end of year                      $42      $ 3   $45     $50      $ 2   $52     $ 36     $--  $ 36
                                            ===      ===   ===     ===      ===   ===     ====     ===  ====

The following table presents information on mortgage loans individually assessed for credit losses:

                                             Years Ended December 31,
                                             -----------------------
(in millions)                                2016     2015     2014
-------------                                ----     ----     ----
Impaired loans with valuation allowances     $ 57     $125     $21
Impaired loans without valuation allowances    49       83       7
                                              ----     ----    ---
   Total impaired loans                       106      208      28
Valuation allowances on impaired loans         (8)     (20)     (6)
                                              ----     ----    ---
   Impaired loans, net                       $ 98     $188     $22
                                              ====     ====    ===
Interest income on impaired loans            $ 11     $  8     $ 2
                                              ====     ====    ===

Troubled Debt Restructurings

We modify loans to optimize their returns and improve their collectability, among other things. When we undertake such a modification with a borrower that is experiencing financial difficulty and the modification involves us granting a concession to the troubled debtor, the modification is a troubled debt restructuring (TDR). We assess whether a borrower is experiencing financial difficulty based on a variety of factors, including the borrower's current default on any of its outstanding debt, the probability of a default on any of its debt in the foreseeable future without the modification, the insufficiency of the borrower's forecasted cash flows to service any of its outstanding debt (including both principal and interest), and the borrower's inability to access alternative third-party financing at an interest rate that would be reflective of current market conditions for a non-troubled debtor. Concessions granted may include extended maturity dates, interest rate changes, principal or interest forgiveness, payment deferrals and easing of loan covenants.

There were no commercial mortgage loans that had been modified in a TDR at December 31, 2016 and 2015.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


6. REINSURANCE

We assume reinsurance from other insurance companies. We are also a reinsurer for the guaranteed minimum income benefit (GMIB), guaranteed minimum withdrawal benefit (GMWB) and guaranteed minimum death benefit (GMDB) on certain variable annuities issued in Japan by MetLife Insurance K.K. (formerly American Life Insurance Company, a former subsidiary of AIG Parent). New business under this reinsurance arrangement was no longer accepted after March 31, 2009. We recorded liabilities for the amount of reserves calculated for the GMIB, GMWB and GMDB provisions of this reinsurance arrangement, which totaled $30 million and $39 million at December 31, 2016 and 2015, respectively.

7. DERIVATIVES AND HEDGE ACCOUNTING

We use derivatives and other financial instruments as part of our financial risk management programs and as part of our investment operations. Interest rate derivatives (such as interest rate swaps) are used to manage interest rate risk associated with embedded derivatives in insurance contract liabilities and with fixed maturity securities, as well as other interest rate sensitive assets and liabilities. Foreign exchange derivatives (principally foreign exchange swaps and forwards) are used to economically mitigate risk associated with non U.S. dollar denominated transactions, primarily investments.

We hedge our economic exposure to market risk related to variable annuity products with riders that guarantee a certain level of benefits. Our variable annuity hedging program is designed to offset certain changes in the economic value of these guarantee features, within established thresholds. The hedging program is designed to provide additional protection against large and combined movements in interest rates, equity prices, credit spreads and market volatility under multiple scenarios. In addition to risk-mitigating features in our variable annuity product design, and the use of certain fixed income securities with a fair value option election to manage interest rate and credit spread exposures, our variable annuity hedging program utilizes various derivative instruments, including but not limited to equity options, futures contracts, interest rate swaps and swaption contracts, as well as other hedging instruments. Our exchange-traded index futures contracts have no recorded fair value as they are cash settled daily. In addition to hedging activities, we also enter into derivative instruments as a part of our investment operations, which may include, among other things, purchases of investments with embedded derivatives, such as equity-linked notes and convertible bonds.

Interest rate, currency and equity swaps, swaptions, options and forward transactions are accounted for as derivatives, recorded on a trade-date basis and carried at fair value. Unrealized gains and losses are reflected in income, when appropriate. Aggregate asset or liability positions are netted on the Consolidated Balance Sheets only to the extent permitted by qualifying master netting arrangements in place with each respective counterparty. Cash collateral posted with counterparties in conjunction with transactions supported by qualifying master netting arrangements is reported as a reduction of the corresponding net derivative liability, while cash collateral received in conjunction with transactions supported by qualifying master netting arrangements is reported as a reduction of the corresponding net derivative asset.

We have elected to present all derivative receivables and derivative payables, and the related cash collateral received and paid, on a net basis on our Consolidated Balance Sheets when a legally enforceable ISDA Master Agreement exists between us and our derivative counterparty. An ISDA Master Agreement is an agreement governing multiple derivative transactions between two counterparties. The ISDA Master Agreement generally provides for the net settlement of all, or a specified group, of these derivative transactions, as well as transferred collateral, through a single payment, and in a single currency, as applicable. The net settlement provisions apply in the event of a default on, or affecting any, one derivative transaction or a termination event affecting all, or a specified group of, derivative transactions governed by the ISDA Master Agreement.

Derivatives, with the exception of embedded derivatives, are measured at fair value and presented within other assets and other liabilities in the Consolidated Balance Sheets. Embedded derivatives are generally presented with the host contract in the Consolidated Balance Sheets. A bifurcated embedded derivative is measured at fair value and accounted for in the same manner as a free standing derivative contract. The corresponding host contract is accounted for according to the accounting guidance applicable for that instrument. See Notes 3 and 11 for additional information

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

on our embedded derivatives, which are primarily related to guarantee features in variable annuity products, and include equity and interest rate components.

We believe our economic hedging instruments have been and remain economically effective, but for the most part they have not been designated as hedges receiving hedge accounting treatment. Changes in the fair value of derivatives not designated as hedges are reported within net realized capital gains and losses. Certain swaps associated with available-for-sale investments have been designated as fair value hedges. Changes in fair value hedges of available-for-sale securities are reported in net realized capital gains (losses) along with changes in the hedged item.

The following table presents the notional amounts and the fair value of derivative assets and liabilities, excluding embedded derivatives:

                                                               December 31, 2016                 December 31, 2015
                                                         -------------------------------   --------------------------------
                                                         Gross Derivative Gross Derivative Gross Derivative Gross Derivative
                                                             Assets         Liabilities        Assets         Liabilities
                                                         --------------   ---------------  ---------------  ---------------
                                                         Notional  Fair   Notional  Fair   Notional  Fair   Notional  Fair
(in millions)                                             Amount   Value   Amount   Value   Amount   Value   Amount   Value
-------------                                            --------  -----  --------  -----  --------  -----  --------  -----
Derivatives designated as hedging instruments:/(a)/
   Interest rate contracts                                $   --   $  --    $ 39     $--    $   18   $ --    $   60   $ --
   Foreign exchange contracts                                508      56     119       6       384     42        --     --
Derivatives not designated as hedging instruments:/(a)/
   Interest rate contracts                                 4,959     122     101      --     3,428     84     1,768     23
   Foreign exchange contracts                                613      40     125       1       570     19       131      2
   Equity contracts                                        2,181      28     308      --     1,527     43       225     --
                                                          ------   -----    ----     ---    ------   ----    ------   ----
Total derivatives, gross                                  $8,261     246    $692       7    $5,927    188    $2,184     25
                                                          ------   -----    ----     ---    ------   ----    ------   ----
Counterparty netting/(b)/                                             (7)             (7)             (25)             (25)
Cash collateral/(c)/                                                (191)             --              (86)              --
                                                                   -----             ---             ----             ----
Total derivatives included in Other Assets and Other
  Liabilities, respectively/(d)/                                   $  48             $--             $ 77             $ --
                                                                   =====             ===             ====             ====

(a)Fair value amounts are shown before the effects of counterparty netting adjustments and offsetting cash collateral.
(b)Represents netting of derivative exposures covered by a qualifying master netting agreement.
(c)Represents cash collateral posted and received that is eligible for netting.
(d)Excludes embedded derivatives. Fair value of assets related to bifurcated embedded derivatives was zero at both December 31, 2016 and December 31, 2015. Fair value of liabilities related to bifurcated embedded derivatives was $209 million and $197 million, respectively, at December 31, 2016 and December 31, 2015.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

The following table presents the changes in the fair value of derivative instruments and the classification of these changes in the Consolidated Statements of Income:

                                                                       Years Ended December 31,
                                                                       ------------------------
(in millions)                                                           2016      2015    2014
-------------                                                          ------    ------  -----
Derivative instruments in fair value hedging relationships:*
   Foreign exchange contracts                                          $  (11)   $    4  $  (1)
                                                                       ------    ------  -----
Total                                                                  $  (11)   $    4  $  (1)
                                                                       ======    ======  =====
Derivatives not designated as hedging instruments by derivative type:
   Interest rate contracts                                             $  (36)   $   66  $ 198
   Foreign exchange contracts                                              64        48     37
   Equity contracts                                                       (97)      (28)   (32)
   Embedded derivatives                                                    39       102   (154)
                                                                       ------    ------  -----
Total                                                                  $  (30)   $  188  $  49
                                                                       ======    ======  =====
By classification:
   Net realized capital gains (losses)                                 $  (41)   $  192  $  48
                                                                       ------    ------  -----
Total                                                                  $  (41)   $  192  $  48
                                                                       ======    ======  =====

* The amounts presented do not include periodic net coupon settlements of derivative contract or coupon income (expense) related to the hedged item.

8. DEFERRED POLICY ACQUISITION COSTS AND DEFERRED SALES INDUCEMENTS

Deferred Policy Acquisition Costs

Deferred policy acquisition costs (DAC) represent those costs that are incremental and directly related to the successful acquisition of new or renewal of existing insurance contracts. We defer incremental costs that result directly from, and are essential to, the acquisition or renewal of an insurance contract. Such deferred policy acquisition costs generally include agent or broker commissions and bonuses, premium taxes, and medical and inspection fees that would not have been incurred if the insurance contract had not been acquired or renewed. Each cost is analyzed to assess whether it is fully deferrable. We partially defer costs, including certain commissions, when we do not believe that the entire cost is directly related to the acquisition or renewal of insurance contracts.

We also defer a portion of employee total compensation and payroll-related fringe benefits directly related to time spent performing specific acquisition or renewal activities including costs associated with the time spent on underwriting, policy issuance and processing, and sales force contract selling. The amounts deferred are derived based on successful efforts for each distribution channel and/or cost center from which the cost originates.

Long-duration insurance contracts: Policy acquisition costs for life-contingent products are generally deferred and amortized, with interest, over the premium paying period. The assumptions used to calculate the benefit liabilities and DAC for these traditional products are set when a policy is issued and do not change with changes in actual experience, unless a loss recognition event occurs. These "locked-in" assumptions include mortality, morbidity, persistency, maintenance expenses and investment returns, and include margins for adverse deviation to reflect uncertainty given that actual experience might deviate from these assumptions. A loss recognition event occurs when there is a shortfall between the carrying amount of future policy benefit liabilities, net of DAC, and what the future policy benefit liabilities, net of DAC, would be when applying updated current assumptions. When we determine a loss recognition event has occurred, we first reduce any DAC related to that block of business through amortization of acquisition expense, and after DAC is depleted, we record additional liabilities through a charge to policyholder benefits. Groupings for loss recognition testing are consistent with our manner of acquiring, servicing and measuring the profitability of the business and applied by product groupings. Once loss recognition has been recorded for a block of business, the old assumption set is replaced and the assumption set used for the loss recognition would then be subject to the lock-in principle.

Investment-oriented contracts: Policy acquisition costs and policy issuance costs related to universal life and investment-type products (collectively, investment-oriented products) are deferred and amortized, with interest, in relation to the incidence of estimated gross profits to be realized over the estimated lives of the contracts. Estimated

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

gross profits include net investment income and spreads, net realized capital gains and losses, fees, surrender charges, expenses, and mortality gains and losses. In each reporting period, current period amortization expense is adjusted to reflect actual gross profits. If estimated gross profits change significantly, DAC is recalculated using the new assumptions, and any resulting adjustment is included in income. If the new assumptions indicate that future estimated gross profits are higher than previously estimated, DAC will be increased resulting in a decrease in amortization expense and increase in income in the current period; if future estimated gross profits are lower than previously estimated, DAC will be decreased resulting in an increase in amortization expense and decrease in income in the current period. Updating such assumptions may result in acceleration of amortization in some products and deceleration of amortization in other products. DAC is grouped consistent with the manner in which the insurance contracts are acquired, serviced and measured for profitability and is reviewed for recoverability based on the current and projected future profitability of the underlying insurance contracts.

To estimate future estimated gross profits for variable annuity products, a long-term annual asset growth assumption is applied to determine the future growth in assets and related asset-based fees. In determining the asset growth rate, the effect of short-term fluctuations in the equity markets is partially mitigated through the use of a "reversion to the mean" methodology whereby short-term asset growth above or below long-term annual rate assumptions impact the growth assumption applied to the five-year period subsequent to the current balance sheet date. The reversion to the mean methodology allows us to maintain our long-term growth assumptions, while also giving consideration to the effect of actual investment performance. When actual performance significantly deviates from the annual long-term growth assumption, as evidenced by growth assumptions in the five-year reversion to the mean period falling below a certain rate (floor) or above a certain rate (cap) for a sustained period, judgment may be applied to revise or "unlock" the growth rate assumptions to be used for both the five-year reversion to the mean period as well as the long-term annual growth assumption applied to subsequent periods.

Shadow DAC and Shadow Loss Recognition: DAC related to investment-oriented products is also adjusted to reflect the effect of unrealized gains or losses on fixed maturity and equity securities available for sale on estimated gross profits, with related changes recognized through other comprehensive income (shadow DAC). The adjustment is made at each balance sheet date, as if the securities had been sold at their stated aggregate fair value and the proceeds reinvested at current yields. Similarly, for long-duration traditional insurance contracts, if the assets supporting the liabilities maintain a temporary net unrealized gain position at the balance sheet date, loss recognition testing assumptions are updated to exclude such gains from future cash flows by reflecting the impact of reinvestment rates on future yields. If a future loss is anticipated under this basis, any additional shortfall indicated by loss recognition tests is recognized as a reduction in accumulated other comprehensive income (shadow loss recognition). Similar to other loss recognition on long-duration insurance contracts, such shortfall is first reflected as a reduction in DAC and secondly as an increase in liabilities for future policy benefits. The change in these adjustments, net of tax, is included with the change in net unrealized appreciation of investments that is credited or charged directly to other comprehensive income.

Internal Replacements of Long-duration and Investment-oriented Products: For some products, policyholders can elect to modify product benefits, features, rights or coverages by exchanging a contract for a new contract or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. These transactions are known as internal replacements. If the modification does not substantially change the contract, we do not change the accounting and amortization of existing DAC and related actuarial balances. If an internal replacement represents a substantial change, the original contract is considered to be extinguished and any related DAC or other policy balances are charged or credited to income, and any new deferrable costs associated with the replacement contract are deferred.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

The following table presents a rollforward of DAC:

                                                                             Years Ended December 31,
                                                                             -----------------------
(in millions)                                                                  2016    2015    2014
-------------                                                                -------  ------  ------
Balance, beginning of year                                                   $   964  $  800  $  901
   Acquisition costs deferred                                                     80      78      66
   Accretion of interest/amortization                                           (105)    (91)    (93)
   Effect of unlocking assumptions used in estimating future gross profits       (43)     41      47
   Effect of realized gains/loss on securities                                    13      30     (25)
   Effect of unrealized gains/loss on securities                                  45     106     (94)
   Increase (decrease) due to foreign exchange                                     1      --      (2)
                                                                             -------  ------  ------
Balance, end of year                                                         $   955  $  964  $  800
                                                                             =======  ======  ======

Deferred Sales Inducements

We offer sales inducements, which include enhanced crediting rates or bonus payments to contract holders (bonus interest) on certain annuity and investment contract products. Sales inducements provided to the contract holder are recognized in policyholder contract deposits in the Consolidated Balance Sheets. Such amounts are deferred and amortized over the life of the contract using the same methodology and assumptions used to amortize DAC. To qualify for such accounting treatment, the bonus interest must be explicitly identified in the contract at inception. We must also demonstrate that such amounts are incremental to amounts we credit on similar contracts without bonus interest, and are higher than the contract's expected ongoing crediting rates for periods after the bonus period. The amortization expense associated with these assets is reported within interest credited to policyholder account balances in the Consolidated Statements of Income.

The following table presents a rollforward of deferred sales inducements:

                                                                             Years Ended December 31,
                                                                             ----------------------
(in millions)                                                                 2016     2015    2014
-------------                                                                ------   ------  ------
Balance, beginning of year                                                   $  195   $  162  $  177
   Acquisition costs deferred                                                    14       14      17
   Accretion of interest/amortization                                           (23)     (17)    (21)
   Effect of unlocking assumptions used in estimating future gross profits       (4)       8      14
   Effect of realized gains/loss on securities                                    4        6      (5)
   Effect of unrealized gains/loss on securities                                 10       22     (20)
                                                                             ------   ------  ------
Balance, end of year                                                         $  196   $  195  $  162
                                                                             ======   ======  ======

The asset management operations defer distribution costs that are directly related to the sale of mutual funds that have a 12b-1 distribution plan and/or contingent deferred sales charge feature (collectively, Distribution Fee Revenue). We amortize these deferred distribution costs on a straight-line basis, adjusted for redemptions, over a period ranging from one year to eight years depending on share class. Amortization of these deferred distribution costs is increased if at any reporting period the value of the deferred amount exceeds the projected Distribution Fee Revenue. The projected Distribution Fee Revenue is impacted by estimated future withdrawal rates and the rates of market return. Management uses historical activity to estimate future withdrawal rates and average annual performance of the equity markets to estimate the rates of market return.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


9. VARIABLE INTEREST ENTITIES

A variable interest entity (VIE) is a legal entity that does not have sufficient equity at risk to finance its activities without additional subordinated financial support or is structured such that equity investors lack the ability to make significant decisions relating to the entity's operations through voting rights or do not substantively participate in the gains and losses of the entity. Consolidation of a VIE by its primary beneficiary is not based on majority voting interest, but is based on other criteria discussed below.

We enter into various arrangements with VIEs in the normal course of business and consolidate the VIEs when we determine we are the primary beneficiary. This analysis includes a review of the VIE's capital structure, related contractual relationships and terms, nature of the VIE's operations and purpose, nature of the VIE's interests issued and our involvement with the entity. When assessing the need to consolidate a VIE, we evaluate the design of the VIE as well as the related risks the entity was designed to expose the variable interest holders to.

The primary beneficiary is the entity that has both (1) the power to direct the activities of the VIE that most significantly affect the entity's economic performance and (2) the obligation to absorb losses or the right to receive benefits that could be potentially significant to the VIE. While also considering these factors, the consolidation conclusion depends on the breadth of our decision-making ability and our ability to influence activities that significantly affect the economic performance of the VIE.

The following table presents the total assets and total liabilities associated with our variable interests in consolidated VIEs, as classified in the Consolidated Balance Sheets:

                                          Real Estate and
                                            Investment    Securitization
 (in millions)                             Entities/(c)/     Vehicles    Total
 -------------                            --------------- -------------- ------
 December 31, 2016
 Assets:
    Bonds available for sale                    $--           $2,913     $2,913
    Other bond securities                        --              365        365
    Mortgage and other loans receivable          --              198        198
    Other/(a)/                                   --              350        350
                                                ---           ------     ------
 Total assets/(b)/                              $--           $3,826     $3,826
                                                ===           ======     ======
 Liabilities:
    Notes payable - to affiliates               $--           $  183     $  183
    Notes payable - to third parties             --               50         50
    Other/(d)/                                   --                6          6
                                                ---           ------     ------
 Total liabilities                              $--           $  239     $  239
                                                ===           ======     ======
 December 31, 2015
 Assets:
    Bonds available for sale                    $--           $3,342     $3,342
    Other bond securities                        --              358        358
    Mortgage and other loans receivable          --              288        288
    Other invested assets                        18               --         18
    Other/(a)/                                   13              315        328
                                                ---           ------     ------
 Total assets/(b)/                              $31           $4,303     $4,334
                                                ===           ======     ======
 Liabilities:
    Notes payable - to affiliates               $--           $  143     $  143
    Notes payable - to third parties             --               50         50
    Other/(d)/                                   --                4          4
                                                ---           ------     ------
 Total liabilities                              $--           $  197     $  197
                                                ===           ======     ======

(a)Comprised primarily of short-term investments and other assets at both December 31, 2016 and 2015.
(b)The assets of each VIE can be used only to settle specific obligations of that VIE.
(c)Off-balance sheet exposure, which primarily consisted of commitments to real estate and investment entities, was $10 million at December 31, 2015.
(d)Comprised primarily of amounts due to related parties and other liabilities, at fair value, at both December 31, 2016 and 2015.

We calculate our maximum exposure to loss to be (i) the amount invested in the debt or equity of the VIE, (ii) the notional amount of VIE assets or liabilities where we have also provided credit protection to the VIE with the VIE as the

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


referenced obligation, and (iii) other commitments and guarantees to the VIE. Interest holders in VIEs sponsored by us generally have recourse only to the assets and cash flows of the VIEs and do not have recourse to us, except in limited circumstances when we have provided a guarantee to the VIE's interest holders.

The following table presents total assets of unconsolidated VIEs in which we hold a variable interest, as well as our maximum exposure to loss associated with these VIEs:

                                                          Maximum Exposure to Loss
                                                        -----------------------------
                                              Total VIE On-Balance Off-Balance
(in millions)                                  Assets   Sheet/(a)/    Sheet    Total
-------------                                 --------- ---------- ----------- ------
December 31, 2016
   Real estate and investment entities/(c)/    $87,089    $  977      $133     $1,110
   Securitization vehicles                       2,114       530        --        530
                                               -------    ------      ----     ------
Total/(b)/                                     $89,203    $1,507      $133     $1,640
                                               =======    ======      ====     ======
December 31, 2015
   Real estate and investment entities/(c)/    $ 4,737    $  473      $ 51     $  524
   Securitization vehicles                       1,453       349        --        349
                                               -------    ------      ----     ------
Total                                          $ 6,190    $  822      $ 51     $  873
                                               =======    ======      ====     ======

(a)At December 31, 2016 and 2015, $977 million and $473 million, respectively, of our total unconsolidated VIE assets were recorded as other invested assets and $530 million and $349 million, respectively, were recorded as bonds available for sale.
(b)As discussed in Note 2, on January 1, 2016, we adopted accounting guidance that resulted in an increase in the number of our investment entities classified as VIEs.
(c)Comprised primarily of hedge funds and private equity funds.

Real Estate and Investment Entities

We participate as a passive investor in the equity issued by certain third party-managed hedge and private equity funds, and certain real estate entities that are VIEs managed by AIG Asset Management (US), LLC (AIG Investments), an affiliate. We are typically not involved in the design or establishment of these VIEs, nor do we actively participate in the management of the VIEs.

Securitization Vehicles

We created certain VIEs that hold investments, primarily investment-grade debt securities and commercial mortgage loans, and issued beneficial interests in these investments. We own the majority of these beneficial interests and we maintain the power to direct the activities of the VIEs that most significantly impact their economic performance and bear the obligation to absorb losses or receive benefits from the entities that could potentially be significant to the entities. Accordingly, we consolidate these entities, and beneficial interests issued to third parties or affiliates by these entities are reported as notes payable. See Note 18 for additional information on capital commitments made to these entities by other affiliates.

Ambrose

During 2012, 2013 and 2014, we entered into securitization transactions that involved the transfer of portfolios of high grade corporate securities and structured securities acquired from AIG Parent, to newly formed special purpose entities (collectively referred to as the Ambrose entities), which are VIEs. For those Ambrose entities in which we own the majority of the beneficial interests issued by the Ambrose entities and we maintain the power to direct the activities of the VIEs that most significantly impact their economic performance and bear the obligation to absorb losses or receive benefits from the VIEs that could potentially be significant to the VIEs, we consolidate those Ambrose entities. See Note 18 for additional information on these securitization transactions.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Selkirk

During 2013 and 2014, we entered into securitization transactions in which portfolios of our commercial mortgage loans were transferred to special purpose entities, with us retaining a significant beneficial interest in the securitized loans. As consideration for the transferred loans, we received beneficial interests in certain special purpose entities and cash proceeds from the securitized notes issued to third party investors by other special purpose entities. We determined that we control or we are the primary beneficiary of certain special purpose entities in the securitization structures, and therefore we consolidate these entities, including those that are VIEs.

RMBS, CMBS, Other ABS and CDOs

We are passive investors in RMBS, CMBS, other ABS and CDOs, the majority of which are issued by domestic special purpose entities. We generally do not sponsor or transfer assets to, or act as the servicer to these asset backed structures, and were not involved in the design of these entities.

Our maximum exposure in these types of structures is limited to our investment in securities issued by these entities. Based on the nature of our investments and our passive involvement in these types of structures, we have determined that we are not the primary beneficiary of these entities. We have not included these entities in the tables above; however, the fair values of our investments in these structures are reported in Note 3 and Note 4.

10. INSURANCE LIABILITIES

Future Policy Benefits

Future policy benefits primarily include reserves for life-contingent annuity payout contracts and are based on estimates of cost of future policy benefits. Included in future policy benefits are liabilities for annuities issued in structured settlement arrangements whereby a claimant has agreed to settle a general insurance claim in exchange for fixed payments over a fixed determinable period of time with a life contingency feature.

Policyholder Contract Deposits

The liability for policyholder contract deposits is primarily recorded at accumulated value (deposits received and net transfers from separate accounts, plus accrued interest credited at rates ranging from 1.0 percent to 9.0 percent at December 31, 2016, less withdrawals and assessed fees). Deposits collected on investment-oriented products are not reflected as revenues, because they are recorded directly to policyholder contract deposits upon receipt. Amounts assessed against the contract holders for mortality, administrative, and other services are included in revenues.

In addition to liabilities for fixed annuities, fixed options within variable annuities and annuities without life contingencies, policyholder contract deposits also include our liability for (a) certain guaranteed benefits and indexed features accounted for as embedded derivatives at fair value and
(b) annuities issued in a structured settlement arrangement with no life contingency. See Note 3 for discussion of the fair value measurement of embedded policy derivatives and Note 11 for additional discussions of guaranteed benefits accounted for as embedded derivatives.

11. VARIABLE ANNUITY CONTRACTS

We report variable contracts within the separate accounts when investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder and the separate account meets additional accounting criteria to qualify for separate account treatment. The assets supporting the variable portion of variable annuity contract that qualifies for separate account treatment are carried at fair value and reported as separate account assets, with an equivalent summary total reported as separate account liabilities.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Policy values for variable products and investment contracts are expressed in terms of investment units. Each unit is linked to an asset portfolio. The value of a unit increases or decreases based on the value of the linked asset portfolio. The current liability at any time is the sum of the current unit value of all investment units in the separate accounts, plus any liabilities for guaranteed minimum death benefits or guaranteed minimum withdrawal benefits included in future policy benefits or policyholder contract deposits, respectively.

Amounts assessed against the contract holders for mortality, administrative, and other services are included in revenue. Net investment income, net investment gains and losses, changes in fair value of assets, and policyholder account deposits and withdrawals related to separate accounts are excluded from the Consolidated Statements of Income, Comprehensive Income (Loss) and Cash Flows.

Variable annuity contracts may include certain contractually guaranteed benefits to the contract holder. These guaranteed features include guaranteed minimum death benefits (GMDB) that are payable in the event of death, and living benefits that are payable in the event of annuitization, or, in other instances, at specified dates during the accumulation period. Our living benefits include guaranteed minimum withdrawal benefits (GMWB). A variable annuity contract may include more than one type of guaranteed benefit feature; for example, it may have both a GMDB and a GMWB. However, a policyholder can only receive payout from one guaranteed feature on a contract containing a death benefit and a living benefit, because the features are mutually exclusive, so the exposure to the guaranteed amount for each feature is independent of the exposure from other features (except a surviving spouse who has a rider to potentially collect both a GMDB upon their spouse's death and a GMWB during their lifetime). A policyholder cannot purchase more than one living benefit on one contract. The net amount at risk for each feature is calculated irrespective of the existence of other features, and as a result, the net amount at risk for each feature is not additive to that of other features.

In addition, we record liabilities for assumed reinsurance of certain GMDB and GMWB features in variable annuity contracts issued by another insurer, under coinsurance and modified coinsurance agreements. Amounts related to guaranteed benefits shown below exclude such assumed reinsurance. See Note 6 for additional information on assumed reinsurance.

Account balances of variable annuity contracts with guarantees were invested in separate account investment options as follows:

                                           December 31,
                                          ---------------
                      (in millions)        2016    2015
                      -------------       ------- -------
                      Equity funds        $24,206 $23,643
                      Bond funds            3,174   3,008
                      Balanced funds        4,435   4,191
                      Money market funds      459     491
                                          ------- -------
                      Total               $32,274 $31,333
                                          ======= =======

GMDB

Depending on the contract, the GMDB feature may provide a death benefit of either (a) total deposits made to the contract less any partial withdrawals plus a minimum return (and in rare instances, no minimum return) or (b) the highest contract value attained, typically on any anniversary date minus any subsequent withdrawals following the contract anniversary. GMDB is our most widely offered benefit.

The liabilities for GMDB, which are recorded in future policyholder benefits, represent the expected value of benefits in excess of the projected account value, with the excess recognized ratably over the accumulation period based on total expected assessments, through policyholder benefits. The net amount at risk for GMDB represents the amount of benefits in excess of account value if death claims were filed on all contracts on the balance sheet date.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The following table presents the details concerning our GMDB exposures, excluding assumed reinsurance:

                                                      December 31,
                                              -----------------------------
                                                   2016           2015
                                              -------------- --------------
                                               Net Deposits   Net Deposits
                                              Plus a Minimum Plus a Minimum
    (dollars in millions)                         Return         Return
    ---------------------                     -------------- --------------
    Account value                                $ 56,946       $ 55,539
    Net amount at risk                                471            585
    Average attained age of contract holders           61             61
    Range of guaranteed minimum return rates      0% - 3%        0% - 3%

The following table presents a rollforward of the GMDB liabilities related to variable annuity contracts:

                                               Years Ended December 31,
                                               -----------------------
                   (in millions)               2016     2015    2014
                   -------------               ----     ----    ----
                   Balance, beginning of year  $17      $17       1
                      Reserve increase           2        2      19
                      Benefits paid             --       (2)     (3)
                                               ---      ---      --
                   Balance, end of year        $19      $17      17
                                               ===      ===      ==

Assumptions used to determine the GMDB liability include interest rates, which vary by year of issuance and products; mortality rates, which are based upon actual experience modified to allow for variations in policy form; lapse rates, which are based upon actual experience modified to allow for variations in policy form; investment returns, using assumptions from a randomly generated model; and asset growth assumptions, which include a reversion to the mean methodology, similar to that applied for DAC.

We regularly evaluate estimates used to determine the GMDB liability and adjust the liability balance, with a related charge or credit to policyholder benefits, if actual experience or other evidence suggests that earlier assumptions should be revised.

GMWB

Guaranteed benefit and equity index features, which are recorded in policyholder contract deposits, are bifurcated from the host contract and accounted for separately as embedded policy derivatives at fair value, with changes in fair value recognized in net realized capital gains (losses). These include GMWB and index annuities, which offer a guaranteed minimum interest rate plus a contingent return based on some internal or external equity index.

Certain of our variable annuity contracts contain optional GMWB benefits. With a GMWB, the contract holder can monetize the excess of the guaranteed amount over the account value of the contract only through a series of withdrawals that do not exceed a specific percentage per year of the guaranteed amount. If, after the series of withdrawals, the account value is exhausted, the contract holder will receive a series of annuity payments equal to the remaining guaranteed amount, and, for lifetime GMWB products, the annuity payments continue as long as the covered person(s) is living.

The fair value of these embedded policy derivatives was a net liability of $165 million and $131 million at December 31, 2016 and 2015, respectively. We had account values subject to GMWB that totaled $3.2 billion and $3.6 billion at December 31, 2016 and 2015, respectively. The net amount at risk for GMWB represents the present value of minimum guaranteed withdrawal payments, in accordance with contract terms, in excess of account value, assuming no lapses. The net amount at risk related to the GMWB guarantees was $112 million and $89 million at December 31, 2016 and 2015, respectively. We use derivative instruments and other financial instruments to mitigate a portion of our exposure that arises from GMWB benefits.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


12. DEBT

Notes payable are carried at the principal amount borrowed, including unamortized discounts and fair value adjustments, when applicable, except for certain notes payable - to affiliates, for which we have elected the fair value option. The change in fair value of notes for which the fair value option has been elected is recorded in other income in the Consolidated Statements of Income. See Note 3 for discussion of fair value measurements.

The following table lists our total debt outstanding. The interest rates presented in the following table are the range of contractual rates in effect at December 31, 2016, including fixed and variable-rates:

                                                                                 Balance at December 31,
                                                           Range of     Maturity -----------------------
(in millions)                                          Interest Rate(s) Date(s)     2016        2015
-------------                                          ---------------- -------- ----------  ----------
Notes payable - to affiliates:
   Notes payable of consolidated VIEs, at fair value    10.60%-12.44%     2060   $      183  $      143
                                                                                 ----------  ----------
Total notes payable - to affiliates                                                     183         143
                                                                                 ----------  ----------
Notes payable - to third parties:
   Notes payable of consolidated VIEs                     3.71%-3.91%     2060           50          50
                                                                                 ----------  ----------
Total notes payable - to third parties                                                   50          50
                                                                                 ----------  ----------
Total notes payable                                                              $      233  $      193
                                                                                 ==========  ==========

The following table presents maturities of long-term debt, including fair value adjustments, when applicable:

                                                                         Year Ending
December 31, 2016                                            -----------------------------------
(in millions)                                          Total 2017 2018 2019 2020 2021 Thereafter
-------------                                          ----- ---- ---- ---- ---- ---- ----------
Notes payable - to affiliates:
   Notes payable of consolidated VIEs, at fair value   $183  $--  $--  $--  $--  $--     $183
                                                       ----  ---  ---  ---  ---  ---     ----
Total notes payable - to affiliates                     183   --   --   --   --   --      183
                                                       ----  ---  ---  ---  ---  ---     ----
Notes payable - to third parties:
   Notes payable of consolidated VIEs                    50   --   --   --   --   --       50
                                                       ----  ---  ---  ---  ---  ---     ----
Total notes payable - to third parties                   50   --   --   --   --   --       50
                                                       ----  ---  ---  ---  ---  ---     ----
Total notes payable                                    $233  $--  $--  $--  $--  $--     $233
                                                       ====  ===  ===  ===  ===  ===     ====

FHLB Borrowings

Membership with the FHLB provides us with collateralized borrowing opportunities, primarily as an additional source of contingent liquidity, or for other uses deemed appropriate by management. The purpose of our FHLB Advance Facility operational plan is to effectively utilize the FHLB facility to manage short-term cash management and/or liquidity needs. Pursuant to the plan, we may periodically obtain cash advances on a same-day basis, up to an internally approved limit. To provide adequate collateral for potential advances under the Advance Facility, we pledge securities to the FHLB. The fair value of all collateral pledged to secure advances from the FHLB included the value of our pledged FHLB common stock. Upon any event of default, the FHLB's recovery would generally be limited to the amount of our liability under advances borrowed.

Intercompany Loan Facility

On January 1, 2015, we and certain of our affiliates entered into a revolving loan facility with AIG Parent, pursuant to which we and each such affiliate can, on a several basis, borrow monies from AIG Parent (as lender) subject to the terms and conditions stated therein. Principal amounts borrowed under this facility may be repaid and re-borrowed, in whole or in part, from time to time, without penalty. However, the total aggregate amount of loans borrowed by all borrowers under the facility cannot exceed $500 million. The loan facility also sets forth individual borrowing limits for each borrower, with our maximum borrowing limit being $500 million.

At December 31, 2016, we had no outstanding balance under this facility.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


13. COMMITMENTS AND CONTINGENCIES

Commitments

Leases

We occupy leased space in many locations under various long-term leases, and have entered into various leases covering long-term use of data processing equipment.

The following table presents the future minimum lease payments under operating leases at December 31, 2016:

                       (in thousands)
                       --------------
                       2017                        $2,807
                       2018                         1,856
                       2019                         1,591
                       2020                         1,377
                       2021                           618
                       Remaining years after 2021     588
                                                   ------
                       Total                       $8,837
                                                   ======

Commitments to Fund Partnership Investments

In the normal course of business, we enter into commitments to invest in limited partnerships, private equity funds and hedge funds. These commitments totaled $246 million at December 31, 2016.

Mortgage Loan Commitments

We have $292 million and $48 million in commitments related to commercial and residential mortgage loans, respectively, at December 31, 2016.

Contingencies

Legal Matters

Various lawsuits against us have arisen in the ordinary course of business. Except as discussed below, we believe it is unlikely that contingent liabilities arising from litigation, income taxes and other matters will have a material adverse effect on our financial position, results of operations or cash flows.

We are currently defending a lawsuit filed in the Circuit Court of Kanawha County, West Virginia on November 12, 2009 by The West Virginia Investment Management Board and The West Virginia Consolidated Public Retirement Board (the WV Boards). The WV Boards assert damages in excess of $100 million. In November 2014, the West Virginia Supreme Court reversed the trial court's grant of summary judgment in our favor, and remanded the matter to the Business Court for further proceedings. The matter was arbitrated in March 2017 and a decision is expected by April 30, 2017.

Regulatory Matters

All fifty states and the District of Columbia have laws requiring solvent life insurance companies, through participation in guaranty associations, to pay assessments to protect the interests of policyholders of insolvent life insurance companies. These state insurance guaranty associations generally levy assessments, up to prescribed limits, on member insurers in a particular state based on the proportionate share of the premiums written by member insurers in the lines of business in which the impaired, insolvent or failed insurer is engaged. Such assessments are used to pay certain contractual insurance benefits owed pursuant to insurance policies issued by impaired, insolvent or failed

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

insurers. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets. We accrue liabilities for guaranty fund assessments (GFA) when an assessment is probable and can be reasonably estimated. We estimate the liability using the latest information available from the National Organization of Life and Health Insurance Guaranty Associations. While we cannot predict the amount and timing of any future GFA, we have established reserves we believe are adequate for assessments relating to insurance companies that are currently subject to insolvency proceedings. Our liability for these guaranty fund assessments was $5 million at December 31, for both 2016 and 2015, net of amounts recoverable through premium tax offsets.

Various federal, state and other regulatory agencies may from time to time review, examine or inquire into our operations, practices and procedures, such as through financial examinations, subpoenas, market conduct exams or regulatory inquiries. Based on the current status of pending regulatory examinations and inquiries involving us, we believe it is not likely that these regulatory examinations or inquiries will have a material adverse effect on our consolidated financial position, results of operations or cash flows.

14. EQUITY

Accumulated Other Comprehensive Income

The following table presents the components of accumulated other comprehensive income:

                                                                                     December 31,
                                                                                     ------------
(in millions)                                                                         2016   2015
-------------                                                                        -----  -----
Unrealized appreciation of fixed maturity and equity securities, available for sale  $ 934  $ 921
Net unrealized gains on other invested assets                                          172    256
Adjustments to DAC and deferred sales inducements                                      (51)  (106)
Shadow loss recognition                                                                (26)    --
Foreign currency translation adjustments                                                (7)    (8)
Deferred income tax                                                                   (150)  (155)
                                                                                     -----  -----
Accumulated other comprehensive income                                               $ 872  $ 908
                                                                                     =====  =====

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The following table presents the other comprehensive income (loss) reclassification adjustments:

                                           Unrealized
                                         Depreciation of
                                         Fixed Maturity
                                         Investments on
                                          Which Other-
                                              Than-
                                            Temporary      Unrealized   Adjustments
                                             Credit       Appreciation  to DAC and  Unrealized    Foreign
                                           Impairments   (Depreciation)  Deferred    Insurance   Currency
                                              were        of All Other     Sales       Loss     Translation
(in millions)                              Recognized     Investments   Inducements Recognition Adjustments  Total
-------------                            --------------- -------------- ----------- ----------- ----------- -------
Year ended December 31, 2014
Unrealized change arising during period       $ 31          $   908        $ (84)      $(77)        $(4)    $   774
Less: Reclassification adjustments
  included in net income                        65               21           30         --          --         116
                                              ----          -------        -----       ----         ---     -------
Total other comprehensive income
  (loss), before income tax expense
  (benefit)                                    (34)             887         (114)       (77)         (4)        658
Less: Income tax expense (benefit)             (13)              33          (31)       (28)         (2)        (41)
                                              ----          -------        -----       ----         ---     -------
Total other comprehensive income
  (loss), net of income tax expense
  (benefit)                                   $(21)         $   854        $ (83)      $(49)        $(2)    $   699
                                              ====          =======        =====       ====         ===     =======
Year ended December 31, 2015
Unrealized change arising during period       $(12)         $(1,214)       $ 164       $ 84         $(2)    $  (980)
Less: Reclassification adjustments
  included in net income                        65               21           36         --          --         122
                                              ----          -------        -----       ----         ---     -------
Total other comprehensive income
  (loss), before income tax expense
  (benefit)                                    (77)          (1,235)         128         84          (2)     (1,102)
Less: Income tax expense (benefit)             (28)            (297)          46         30          (1)       (250)
                                              ----          -------        -----       ----         ---     -------
Total other comprehensive income
  (loss), net of income tax expense
  (benefit)                                   $(49)         $  (938)       $  82       $ 54         $(1)    $  (852)
                                              ====          =======        =====       ====         ===     =======
Year ended December 31, 2016
Unrealized change arising during period       $(29)         $   (39)       $  72       $(26)        $ 1     $   (21)
Less: Reclassification adjustments
  included in net income                        16              (13)          17         --          --          20
                                              ----          -------        -----       ----         ---     -------
Total other comprehensive income
  (loss), before income tax expense
  (benefit)                                    (45)             (26)          55        (26)          1         (41)
Less: Income tax expense (benefit)             (16)              (2)          21         (9)          1          (5)
                                              ----          -------        -----       ----         ---     -------
Total other comprehensive income
  (loss), net of income tax expense
  (benefit)                                   $(29)         $   (24)       $  34       $(17)        $--     $   (36)
                                              ====          =======        =====       ====         ===     =======

The following table presents the effect of the reclassification of significant items out of accumulated other comprehensive income on the respective line items in the Consolidated Statements of Income:

                                                                      Amount Reclassified from
                                                                        Accumulated Other
                                                                      Comprehensive Income            Affected
                                                                      ------------------------      Line Item in
                                                                          December 31,                  the
                                                                      ------------------------       Statements
(in millions)                                                         2016      2015    2014         of Income
-------------                                                         -------   ------  -----  --------------
Unrealized appreciation of fixed maturity investments on which other-                          Net realized
  than-temporary credit impairments were recognized                   $    16   $   65     65  capital gains (losses)
Unrealized appreciation (depreciation) of all other investments                                Net realized
                                                                                               capital gains
                                                                          (13)      21     21  (losses)
Adjustments to DAC and deferred sales inducements                                              Amortization
                                                                                               of deferred
                                                                                               policy
                                                                                               acquisition
                                                                           17       36     30  costs
                                                                      -------   ------  -----
   Total reclassifications for the period                             $    20   $  122    116
                                                                      =======   ======  =====

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

15. STATUTORY FINANCIAL DATA AND RESTRICTIONS

The following table presents our statutory net income and capital and surplus:

 (in millions)                                              2016   2015   2014
 -------------                                             ------ ------ ------
 Years Ended December 31,
 Statutory net income                                      $  758 $  757 $1,025

 At December 31,
 Statutory capital and surplus                             $2,388 $2,723
 Aggregate minimum required statutory capital and surplus     662    733

We file financial statements prepared in accordance with statutory accounting practices prescribed or permitted by state insurance regulatory authorities. The principal differences between statutory financial statements and financial statements prepared in accordance with U.S. GAAP are that statutory financial statements do not reflect DAC, some bond portfolios may be carried at amortized cost, investment impairments are determined in accordance with statutory accounting practices, assets and liabilities are presented net of reinsurance, policyholder liabilities are generally valued using more conservative assumptions and certain assets are non-admitted. In addition, state insurance regulatory authorities have the right to permit specific practices that deviate from prescribed statutory practices.

The aggregate minimum required statutory capital and surplus is based on the greater of the Risk-based Capital (RBC) level that would trigger regulatory action or minimum requirements per state insurance regulation. At both December 31, 2016 and 2015, we exceeded the minimum required statutory capital and surplus requirements and all RBC minimum required levels.

Dividend Restrictions

Dividends that we may pay to the Parent in any year without prior approval of the Texas Department of Insurance (TDI) are limited by statute. The maximum amount of dividends in a twelve-month period, measured retrospectively from the date of payment, which can be paid over a rolling twelve-month period to shareholders of Texas domiciled insurance companies without obtaining the prior approval of the TDI is limited to the greater of: (1) 10 percent of the statutory surplus as regards to policyholders at the preceding December 31; or
(2) the preceding year's statutory net gain from operations. Additionally, unless prior approval of the TDI is obtained, dividends can only be paid out of unassigned surplus. Subject to the TDI requirements, the maximum dividend payout that may be made in 2017 without prior approval of the TDI is $641 million. Dividend payments in excess of positive retained earnings in 2014 and 2015 were classified and reported as a return of capital.

16. BENEFIT PLANS

Effective January 1, 2002, our employees participate in various benefit plans sponsored by AIG Parent, including a noncontributory qualified defined benefit retirement plan, various stock option and purchase plans, a 401(k) plan and a post retirement benefit program for medical care and life insurance (the U.S. Plans). AIG's U.S. Plans do not separately identify projected benefit obligations and plan assets attributable to employees of participating affiliates.

Effective January 1, 2016, the defined benefit plans were frozen by AIG. Consequently, these plans are closed to new participants and current participants no longer earn benefits. However, interest credits continue to accrue on the existing cash balance accounts and participants are continuing to accrue years of service for purposes of vesting and early retirement eligibility and subsidies as they continue to be employed by AIG Parent and its subsidiaries.

AIG Parent sponsors several defined contribution plans for U.S. employees that provide for pre-tax salary reduction contributions by employees. The most significant plan is the AIG Incentive Savings Plan, for which the matching contribution is 100 percent of the first six percent of a participant's contributions, subject to the IRS-imposed limitations.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Effective January 1, 2016, participants in the AIG Incentive Savings Plan receive an additional fully vested, non-elective, non-discretionary employer contribution equal to three percent of the participant's annual base compensation for the plan year, paid each pay period regardless of whether the participant currently contributes to the plan, and subject to the Internal Revenue Service (IRS)-imposed limitations.

We are jointly and severally responsible with AIG Parent and other participating companies for funding obligations for the U.S. Plans, Employee Retirement Income Security Act (ERISA) qualified defined contribution plans and ERISA plans issued by other AIG subsidiaries (the ERISA Plans). If the ERISA Plans do not have adequate funds to pay obligations due participants, the Pension Benefit Guaranty Corporation or Department of Labor could seek payment of such amounts from the members of the AIG ERISA control group, including us. Accordingly, we are contingently liable for such obligations. We believe that the likelihood of payment under any of these plans is remote. Accordingly, we have not established any liability for such contingencies.

We also maintain a retirement plan for the benefit of our sales agents and managers. Investments in the plan consist of a deposit administration group annuity contract we issued. The liabilities and expenses associated with this plan were not material to our consolidated financial position and results of operations for the years presented.

17. INCOME TAXES

The following table presents the income tax expense (benefit) attributable to pre-tax income (loss):

                   Years Ended December 31,
                   (in millions)             2016  2015 2014
                   ------------------------  ----  ---- ----
                   Current                   $201  $243 $262
                   Deferred                   (57)   87  152
                                             ----  ---- ----
                   Total income tax expense  $144  $330 $414
                                             ====  ==== ====

The U.S. statutory income tax rate is 35 percent for 2016, 2015 and 2014. Actual income tax (benefit) expense differs from the statutory U.S. federal amount computed by applying the federal income tax rate, due to the following:

Years Ended December 31,
(in millions)                                                      2016  2015  2014
------------------------                                           ----  ----  ----
U.S federal income tax expense at statutory rate                   $231  $387  $491
Adjustments:
   Dividends received deduction                                     (42)  (39)  (10)
   Reclassifications from accumulated other comprehensive income    (28)  (25)   --
   State income tax                                                   8     7    (7)
   Capital loss carryover write-off                                  --     5   (29)
   Valuation allowance                                               --    --   (12)
   Other credits, taxes and settlements                             (25)   (5)  (19)
                                                                   ----  ----  ----
Total income tax expense                                           $144  $330  $414
                                                                   ====  ====  ====

Deferred tax assets and liabilities are established for temporary differences between the financial reporting basis and the tax basis of assets and liabilities, at the enacted tax rates expected to be in effect when the temporary differences reverse. The effect of a tax rate change is recognized in income in the period of enactment. State income taxes are included in income tax expense.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

The following table presents the components of the net deferred tax assets (liabilities):

Years Ended December 31,
(in millions)                                                               2016   2015
------------------------                                                   -----  -----
Deferred tax assets:
   Basis differences on investments                                        $ 586  $ 551
   Policy reserves                                                           109    162
   Fixed assets                                                              120     47
   Losses and tax credit carryforwards                                        66     68
   State deferred tax benefits                                                10     --
   Accrued expenses                                                           --     42
   Other                                                                       4     --
                                                                           -----  -----
Total deferred tax assets                                                    895    870
                                                                           -----  -----
Deferred tax liabilities:
   Deferred policy acquisition costs                                        (404)  (462)
   Net unrealized gains on debt and equity securities available for sale    (367)  (338)
   Other                                                                      (5)    (1)
                                                                           -----  -----
Total deferred tax liabilities                                              (776)  (801)
                                                                           -----  -----
Net deferred tax asset before valuation allowance                            119     69
Valuation allowance                                                         (102)  (115)
                                                                           -----  -----
Net deferred tax asset (liability)                                         $  17  $ (46)
                                                                           =====  =====

The following table presents our tax losses and credit carryforwards on a tax return basis.

             December 31, 2016                   Tax    Expiration
             (in millions)                     Effected  Periods
             -----------------                 -------- ----------
             Foreign tax credit carryforwards    $52    2017-2024
             Business credit carryforwards        14    2027-2035
                                                 ---
             Total carryforwards                 $66
                                                 ===

We are included in the consolidated federal income tax return of our ultimate parent, AIG Parent. Under the tax sharing agreement with AIG Parent, taxes are recognized and computed on a separate company basis. To the extent that benefits for net operating losses, tax credits or net capital losses are utilized on a consolidated basis, we will recognize tax benefits based upon the amount of the deduction and credits utilized in the consolidated federal income tax return.

We calculate current and deferred state income taxes using the actual apportionment and statutory rates for states in which we are required to file on a separate basis. In states that have a unitary regime, AIG Parent accrues and pays the taxes owed and does not allocate the provision or cash settle the expense with the members of the unitary group. Unlike for federal income tax purposes, AIG Parent does not have state tax sharing agreements. AIG Parent has determined that because the unitary tax expense will never be borne by the subsidiaries, the state tax unitary liability is not included in this separate company expense.

Assessment of Deferred Tax Asset Valuation Allowance

The evaluation of the recoverability of the deferred tax asset and the need for a valuation allowance requires us to weigh all positive and negative evidence to reach a conclusion that it is more likely than not that all or some portion of the deferred tax asset will not be realized. The weight given to the evidence is commensurate with the extent to which it can be objectively verified. The more negative evidence that exists, the more positive evidence is necessary and the more difficult it is to support a conclusion that a valuation allowance is not needed.

Our framework for assessing the recoverability of deferred tax assets requires us to consider all available evidence, including:

..   the nature, frequency and severity of cumulative financial reporting losses in recent years;

..   the predictability of future operating profitability of the character necessary to realize the net deferred tax asset;

..   the carryforward periods for the net operating loss, capital loss and foreign tax credit carryforwards, including the effect of reversing taxable temporary differences; and

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


.. prudent and feasible tax planning strategies that would be implemented, if necessary, to protect against the loss of deferred tax assets.

Estimates of future taxable income, including income generated from prudent and feasible actions and tax planning strategies, could change in the near term, perhaps materially, which may require us to consider any potential impact to our assessment of the recoverability of the deferred tax asset. Such potential impact could be material to our consolidated financial condition or results of operations for an individual reporting period.

At December 31, 2016, recent changes in market conditions, including interest rate fluctuations, impacted the unrealized tax losses in our available-for-sale portfolio, resulting in a decrease to the related deferred tax asset. The deferred tax asset relates to the unrealized losses for which the carryforward period has not yet begun, and as such, when assessing its recoverability, we consider our ability and intent to hold the underlying securities to recovery. As of December 31, 2016, based on all available evidence, we concluded that a valuation allowance should be established on a portion of the deferred tax asset related to unrealized losses that are not more-likely-than-not to be realized.

During 2016, we released $14 million of the valuation allowance to other comprehensive income. In 2015, we established $115 million of valuation allowance associated with unrealized tax losses, all of which was allocated to other comprehensive income.

Accounting For Uncertainty in Income Taxes

The following table presents a reconciliation of the beginning and ending balances of the total amounts of gross unrecognized tax benefits, excluding interest and penalties:

                                                    Years Ended December 31,
                                                    ------------------------
(in millions)                                          2016        2015
-------------                                       ---------   -----------
Gross unrecognized tax benefits, beginning of year  $      34   $        28
   Increases in tax position for prior years               --             6
   Decreases in tax position for prior years              (15)           --
                                                    ---------   -----------
Gross unrecognized tax benefits, end of year        $      19   $        34
                                                    =========   ===========

At December 31, 2016 and 2015, the amounts of unrecognized tax benefits that, if recognized, would favorably affect the effective tax rate were $19 million and $34 million, respectively.

Interest and penalties related to unrecognized tax benefits are recognized in income tax expense. At December 31, 2016 and 2015, we had accrued liabilities of $2 million and $6 million, respectively, for the payment of interest (net of the federal benefit) and penalties. In 2016, 2015 and 2014, we recognized income of $4 million, expense of $1 million and income of less than $1 million, respectively, for interest (net of the federal benefit) and penalties.

We regularly evaluate proposed adjustments by taxing authorities. At
December 31, 2016, such proposed adjustments would not have resulted in a material change to our consolidated financial condition, although it is possible that the effect could be material to our consolidated results of operations for an individual reporting period. Although it is reasonably possible that a change in the balance of unrecognized tax benefits may occur within the next twelve months, based on the information currently available, we do not expect any change to be material to our consolidated financial condition.

We are currently under IRS examination for the taxable years 2007 to 2010. Although the final outcome of possible issues raised in any future examination is uncertain, we believe that the ultimate liability, including interest, will not materially exceed amounts recorded in the consolidated financial statements. Taxable years 2001 to 2016 remain subject to examination by major tax jurisdictions.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


18. RELATED PARTY TRANSACTIONS

Events Related to AIG Parent

AIG is subject to regulation by the Board of Governors of the Federal Reserve System (the Federal Reserve) as a systemically important financial institution
(SIFI) pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act. AIG is subject to regulation by the Federal Reserve as a savings and loan holding company.

On January 26, 2016, AIG announced several actions designed to create a leaner, more profitable and focused insurer. In the fourth quarter of 2016, AIG finalized its plan to reorganize its operating model into "modular," self-contained business units to enhance transparency and accountability. Additionally, AIG also introduced a Legacy Portfolio, which aims to maximize shareholder value, release capital related to certain run-off non-strategic assets and run-off insurance lines, and highlight progress on improving the return on equity of AIG's Core portfolio. AIG's Core Portfolio includes its Commercial Insurance and Consumer Insurance business, as well as Other Operations. Accordingly, AIG modified the presentation of its segment results in its 2016 Annual report on Form 10-K to reflect its new operating structure.

Additional information on AIG is publicly available in AIG Parent's regulatory filings with the U.S. Securities and Exchange Commission (SEC), which can be found at www.sec.gov. Information regarding AIG Parent as described herein is qualified by regulatory filings AIG Parent files from time to time with the SEC.

Operating Agreements

Pursuant to service and cost allocation agreements, we purchase administrative, investment management, accounting, marketing and data processing services from AIG Parent or its subsidiaries. The allocation of costs for investment management services is based on the level of assets under management. The allocation of costs for other services is based on estimated level of usage, transactions or time incurred in providing the respective services. The amount incurred for such services was approximately $418 million in both 2016 and 2015 and $428 million in 2014.

American Home and National Union Guarantees

We have a General Guarantee Agreement with American Home Assurance Company (American Home), an indirect wholly owned subsidiary of AIG Parent. Pursuant to the terms of the agreement, American Home has unconditionally and irrevocably guaranteed insurance policies we issued between March 3, 2003 and December 29, 2006. American Home's audited statutory financial statements are filed with the SEC in our registration statements for variable products we issued that are subject to the Guarantee.

Other

We purchase or sell securities, at fair market value, to or from our affiliates in the ordinary course of business.

On September 27, 2016, we purchased securities from our affiliate American General Life Insurance Company, at fair market value, for total cash consideration of $508 million.

During 2016 and 2015, we transferred certain hedge fund and private equity investments at fair market value to American Home, in exchange for cash and marketable securities totaling $421 million and $74 million, respectively, as part of an initiative to improve asset-liability management in AIG's domestic life and property casualty insurance companies.

19. SUBSEQUENT EVENTS

We consider events or transactions that occur after the balance sheet date, but before the financial statements are issued to provide additional evidence relative to certain estimates or to identify matters that require additional

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

disclosures. We have evaluated subsequent events through April 24, 2017, the date the financial statements were issued.

During the first quarter of 2017, we purchased commercial mortgage loans at outstanding principal balance and private placement assets at fair market value from certain affiliated AIG domestic property casualty companies for $196 million and $219 million, respectively. We will true up the purchase price of the commercial mortgage loans to fair value based on underlying property appraisals and valuations when that information is available.

                          PART C -- OTHER INFORMATION


ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial Statements

The following financial statements are included in Part B of this Registration
Statement:

      - Audited Financial Statements of The Variable Annuity Life Insurance Company Separate Account A for the year ended December 31, 2016.

      - Audited Consolidated Financial Statements of The Variable Annuity Life Insurance Company for the years ended December 31, 2016, 2015 and 2014.


-

(b)  Exhibits


(1)    (a)       Resolutions adopted by The Variable Annuity Life Insurance Company Board of Directors at
                 its Annual Meeting of April 18, 1979 establishing The Variable Annuity Life Insurance
                 Company Separate Account A....................................................................... 1
(1)    (b)       Restated Resolutions dated September 1, 2002, adopted by unanimous written consent of
                 Executive Committee of The Variable Annuity Life Insurance Company Board of Directors............ 8
(2)    Not Applicable.
(3)    (a)       Underwriting Agreement between The Variable Annuity Life Insurance Company, The
                 Variable Annuity Life Insurance Company Separate Account A and A. G. Distributors, Inc........... 2
(4)    (a)       Specimen Individual Annuity Contract. (Form UIT-194)............................................. 1
(4)    (b)       Specimen Group Annuity Contract. (Form UITG-194)................................................. 1
(4)    (c)       Specimen Individual Non-Qualified Annuity Contract. (Form UITN-194).............................. 1
(4)    (d)       Specimen Certificate of Participation under Group Annuity Contract (Form UITG-194P).............. 1
(4)    (e)       Specimen Individual Retirement Account Annuity Contract. (Form UIT-IRA-194)...................... 1
(4)    (f)       Specimen Simplified Employee Pension Contract (Form UIT-SEP-194)................................. 1
(4)    (g)       Specimen Endorsement to Group Annuity Contract or Certificate of Participation under Group
                 Annuity Contract. (Form UITG-194-RSAC), effective upon issuance.................................. 3
(4)    (h)       Specimen SIMPLE Individual Retirement Annuity Contract (Form UIT-SIMPLE-897)..................... 4
(4)    (i)       Specimen Portfolio Director Endorsement to Individual Annuity Contract (Form IPD-798)............ 4
(4)    (j)       Specimen Portfolio Director Individual Retirement Annuity (IRA) Endorsement to Individual
                 Retirement Account Annuity Contract (Form IPDIRA-798)............................................ 4
(4)    (k)       Specimen Portfolio Director Non-Qualified Deferred Annuity (NQDA) Endorsement to
                 Individual Non-Qualified Annuity Contract (Form IPDN-798)........................................ 4
(4)    (l)       Specimen Economic Growth and Tax Relief Reconciliation Act ("EGTRRA") Retirement Plan
                 Annuity Contract Endorsement (Form EGTR-302)..................................................... 8
(4)    (m)       Specimen EGTRRA Individual Retirement Annuity Endorsement (Form EGTRIRA 802)..................... 8
(4)    (n)       Specimen EGTRRA Roth Individual Retirement Annuity Endorsement (Form
                 ROTHEGTR-802).................................................................................... 8
(4)    (o)       Form of Guaranteed Minimum Withdrawal Benefit Endorsement........................................ 9
(4)    (p)       Form of Premium Enhancement Credit Endorsement on First-Year Contributions....................... 12
(4)    (q)       Form of Premium Enhancement Credit Endorsement on Eligible Deposits.............................. 12
(4)    (r)       Form of Optional Guaranteed Minimum Withdrawal Benefit Endorsement............................... 14
(4)    (s)       Death Benefit Endorsement........................................................................ 15
(4)    (t)       Guaranteed Minimum Withdrawal Benefit Endorsement (Extension Offer).............................. 19
(5)    (a)(i)    Specimen Application for Portfolio Director/Portfolio Director 2/Portfolio Director Plus Fixed
                 and Variable Annuity for use with all plan types except Individual Retirement Annuities
                 (IRA), Simplified Employee Pension Plan (SEP), and Non-Qualified Deferred Annuities
                 (NQDA)........................................................................................... 8
(5)    (a)(ii)   Specimen Application for Portfolio Director/Portfolio Director 2/Portfolio Director Plus Fixed
                 and Variable Annuity for use with Individual Retirement Annuities (IRA), Simplified
                 Employee Pension Plans (SEP), and Non-Qualified Deferred Annuities (NQDA)........................ 8
(5)    (b)       Specimen Group Master Application................................................................ 8
(6)    (a)       Copy of Amended and Restated Articles of Incorporation of The Variable Annuity Life
                 Insurance Company, effective as of April 28, 1989................................................ 1
(6)    (b)       Copy of Amendment Number One to Amended and Restated Articles of Incorporation of The
                 Variable Annuity Life Insurance Company (as amended through April 28, 1989) effective
                 March 28, 1990................................................................................... 1
(6)    (c)       Copy of Amended and Restated Bylaws of The Variable Annuity Life Insurance Company as
                 amended through August 3, 2006................................................................... 10
(7)    Not Applicable.



(8)      (a)(i)  (A) Participation Agreement between The Variable Annuity Life Insurance Company and
                 Vanguard Group, Inc........................................................................ 5
                 (B) Amendment No. 1 to Participation Agreement between The Variable Annuity Life
                 Insurance Company and The Vanguard Group, Inc., effective July 17, 1998.................... 6
(8)      (b)(i)  Participation Agreement between The Variable Annuity Life Insurance Company, Ariel
                 Investment Trust and Ariel Distributors, Inc. dated November 7, 2000....................... 7
(8)      (b)(ii) Administrative Services Agreement between The Variable Annuity Life Insurance Company and Ariel Distributors, Inc................................................................ 7
(8)      (c)(i)  Participation Agreement among The Variable Annuity Life Insurance Company, Forum Funds
                 and Holland Capital Management LLC dated as of January 28, 2010............................ 13
(8)      (c)(ii) Administrative Services Agreement between The Variable Annuity Life Insurance Company and Holland Capital Management, L.P. dated November 1, 2000................................ 7
(8)      (d)(i)  Participation Agreement among Invesco Distributors, Inc. and The Variable Annuity Life
                 Insurance Company dated as of November 1, 2011............................................. 16
(8)      (d)(ii) Administrative Services Agreement between Invesco Distributors, Inc., Invesco Investment
                 Services, Inc., The Variable Annuity Life Insurance Company and American General
                 Distributors, Inc. dated as of November 1, 2011............................................ 16
(8)      (e)(i)  Participation Agreement among American Beacon Funds, American Beacon Advisors, Inc. and
                 The Variable Annuity Life Insurance Company dated as of March 23, 2012..................... 17
(8)      (e)(ii) Administrative Services Agreement among American Beacon Funds, American Beacon
                 Advisors, Inc. and The Variable Annuity Life Insurance Company dated as of March 23,
                 2012....................................................................................... 17
(8)      (f)     Participation Agreement between The Variable Annuity Life Insurance Company and T. Rowe
                 Price Retirement Funds, Inc. and T. Rowe Price Associates, Inc............................. 18
(8)      (g)     Administrative Services Agreement between The Variable Annuity Life Insurance Company and T. Rowe Price Retirement Funds, Inc. and T. Rowe Price Associates, Inc................. 18
(9)      Opinion of Counsel and Consent of Depositor........................................................ 11
(10)     Consent of Independent Registered Public Accounting Firm -- PricewaterhouseCoopers LLP............. Filed herewith
(11)     Not Applicable.
(12)     Not Applicable.
(13)     Calculation of standard and nonstandard performance information.................................... 3
(14)     (a)     Powers of Attorney -- The Variable Annuity Life Insurance Company.......................... 20
(15)     Supplemental Information Form which discloses Section 403(b)(11) withdrawal restrictions as set forth in a no-action letter issued by the SEC on November 28, 1988, and which requires the signed acknowledgement of participants who purchase Section 403(b) annuities with regard to these withdrawal restrictions............................................................................ 1

--------

-

1 Incorporated by reference to Post-Effective Amendment No. 5 to Form N-4
  Registration Statement (File No. 033-75292/811-03240) of The Variable Annuity Life Insurance Company Separate Account A filed on March 1, 1996, Accession No. 0000950129-96-000265.

2 Incorporated by reference to Post-Effective Amendment No. 17 to Form N-4
  Registration Statement (File No. 033-75292/811-03240) of The Variable Annuity Life Insurance Company Separate Account A filed on April 26, 2000, Accession No. 0000950129-00-001969.

3 Incorporated by reference to Post-Effective Amendment No. 11 to Form N-4
  Registration Statement (File No. 033-75292/811-03240) of The Variable Annuity Life Insurance Company Separate Account A filed on December 23, 1997, Accession No. 0000950129-97-005374.

4 Incorporated by reference to Post-Effective Amendment No. 15 to Form N-4
  Registration Statement (File No. 033-75292/811-03240) of The Variable Annuity Life Insurance Company Separate Account A filed on December 17, 1998, Accession No. 0000950129-98-005074.

5 Incorporated by reference to Post-Effective Amendment No. 8 to Form N-4
  Registration Statement (File No. 033-75292/811-03240) of The Variable Annuity Life Insurance Company Separate Account A filed on June 28, 1996, Accession No. 0000950129-96-001391.

6 Incorporated by reference to Post-Effective Amendment No. 14 to Form N-4
  Registration Statement (File No. 033-75292/811-03240) of The Variable Annuity Life Insurance Company Separate Account A filed on September 1, 1998, Accession No. 0000950129-98-003727.

7 Incorporated by reference to Post-Effective Amendment No. 18 to Form N-4
  Registration Statement (File No. 033-75292/811-03240) of The Variable Annuity Life Insurance Company Separate Account A filed on November 3, 2000, Accession No. 0000950129-00-005232.

8 Incorporated by reference to Post-Effective Amendment No. 21 to Form N-4
  Registration Statement (File No. 033-75292/811-03240) of The Variable Annuity Life Insurance Company Separate Account filed on April 30, 2003, Accession No. 0000899243-03-000987.

9 Incorporated by reference to Post-Effective Amendment No. 30 to Form N-4
  Registration Statement (File No. 033-75292/811-03240) of The Variable Annuity Life Insurance Company Separate Account A filed on March 1, 2006, Accession No. 0000354912-06-000020.

10 Incorporated by reference to Initial Form N-4 (File No.
  333-137942/811-03240) of The Variable Annuity Life Insurance Company Separate Account A filed on October 11, 2006, Accession No.
  0001193125-06-206012.

11 Incorporated by reference to Pre-Effective Amendment No. 1 to Form N-4 (File
  No. 333-137942/811-03240) of The Variable Annuity Life Insurance Company Separate Account A filed on December 15, 2006, Accession No.
  0001193125-06-254482.

12 Incorporated by reference to Post-Effective Amendment No. 2 to Form N-4
  (File No. 333-137942/811-03240) of The Variable Annuity Life Insurance Company Separate Account A filed on May 25, 2007, Accession No.
  0000354912-07-000021.

13 Incorporated by reference to Post-Effective Amendment No. 10 to Form N-4
  (File No. 333-137942/811-03240) of The Variable Annuity Life Insurance Company Separate Account A filed on April 30, 2010, Accession No. 0001193125-10-101439.

14 Incorporated by reference to Post-Effective Amendment No. 13 to Form N-4
  (File No. 333-137942/811-03240) of The Variable Annuity Life Insurance Company Separate Account A filed on February 17, 2011, Accession No. 0001193125-11-039089.

15 Incorporated by reference to Post-Effective Amendment No. 14 to Form N-4
  (File No. 333-137942/811-03240) of The Variable Annuity Life Insurance Company Separate Account A filed on April 29, 2011, Accession No. 0001193125-11-118987.

16 Incorporated by reference to Post-Effective Amendment No. 15 to Form N-4
  (File No. 333-137942/811-03240) of The Variable Annuity Life Insurance Company Separate Account A filed on November 1, 2011, Accession No. 0001193125-11-290526.

17 Incorporated by reference to Post-Effective Amendment No. 16 to Form N-4
  (File No. 333-137942/811-03240) of The Variable Annuity Life Insurance Company Separate Account A filed on April 30, 2012, Accession No. 0001193125-12-194923.

18 Incorporated by reference to Post-Effective Amendment No. 21 to Form N-4
  (File No. 333-137942/811-03240) of The Variable Annuity Life Insurance Company Separate Account A filed on December 23, 2014, Accession No. 0001193125-14-452183.

19 Incorporated by reference to Post-Effective Amendment No. 23 to Form N-4
  (File No. 333-137942/811-03240) of The Variable Annuity Life Insurance Company Separate Account A filed on April 29, 2016, Accession No. 0001193125-16-569452.

20 Incorporated by reference to Post-Effective Amendment No. 15 to Form N-4
  (File No. 333-124398/811-03240) of The Variable Annuity Life Insurance Company Separate Account A filed on April 29, 2016, Accession No. 0001193125-16-569270.


ITEM 25.  DIRECTORS AND OFFICERS OF THE DEPOSITOR

The directors and principal officers of the Company are set forth below. The business address of each officer and director is 2929 Allen Parkway, Houston, Texas 77019, unless otherwise noted.


NAMES, POSITIONS AND OFFICES HELD WITH DEPOSITOR
--------------------------------------------------
Kevin T. Hogan(3)                                  Director, Chairman of the Board, Chief Executive Officer, and
                                                   President
Axel P. Andre                                      Director, Senior Vice President and Chief Risk Officer
Thomas J. Diemer                                   Director, Executive Vice President and Chief Financial Officer
Elias F. Habayeb(2)                                Director
Deborah A. Gero(3)                                 Director, Senior Vice President and Chief Investment Officer
Jana W. Greer(1)                                   Director and President, Group Retirement
Michael P. Harwood                                 Director, Senior Vice President, Chief Actuary and Corporate
                                                   Illustration Actuary
Stephen A. Maginn(1)                               Director, Senior Vice President and Chief Distribution Officer
Glenn R. Harris                                    Executive Vice President
Robert J. Scheinerman                              Executive Vice President
Eric Levy                                          Executive Vice President
Don W. Cummings(2)                                 Senior Vice President and Controller
William C. Kolbert(5)                              Senior Vice President and Business Information Officer
Kyle L. Jennings                                   Senior Vice President and Chief Compliance Officer
Sabyasachi Ray(3)                                  Senior Vice President and Chief Operations Officer
Christine A. Nixon(1)                              Senior Vice President and General Counsel
Yoav Tamir(1)                                      Senior Vice President, Market Risk Management
Sarah J. VanBeck                                   Senior Vice President and Life Controller
Timothy L. Gladura                                 Vice President
Marla S. Campagna(3)                               Vice President
Julie Cotton Hearne                                Vice President and Secretary
Manda Ghaferi(1)                                   Vice President
Tracey E. Harris                                   Vice President, Product Filing
Keith C. Honig(3)                                  Vice President
Frank Kophamel                                     Vice President and Appointed Actuary
Mallary L. Reznik(1)                               Vice President and Assistant Secretary
T. Clay Spires                                     Vice President and Tax Officer
Daniel R. Cricks                                   Vice President and Tax Officer
Josephine B. Lowman                                Vice President and Tax Officer
Justin J.W. Caulfield(2)                           Vice President and Treasurer
Melissa H. Cozart                                  Privacy Officer
Becky L. Strom                                     Anti-Money Laundering and Economic Sanctions Compliance Officer
Lisa K. Gerhart                                    Vice President and Assistant Life Controller
Jennifer A. Roth(1)                                Vice President, 38a-1 Compliance Officer
Rosemary Foster                                    Assistant Secretary
Michael Plotkin(6)                                 Assistant Tax Officer
Virginia N. Puzon(1)                               Assistant Secretary
Laszio Kulin(4)                                    Investment Tax Officer
Alireza Vaseghi(4)                                 Managing Director and Chief Operating Officer, Institutional
                                                   Markets

--------
(1)   21650 Oxnard Street, Woodland Hills, CA 91367

(2)   175 Water Street, New York, NY 10038

(3)   777 S. Figueroa Street, Los Angeles, CA 90017

(4)   80 Pine Street, New York, NY 10005

(5)   50 Danbury Road, Wilton, CT 06897

(6)   2000 American General Way, Brentwood, TN 37027

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH DEPOSITOR OR REGISTRANT

The Registrant is a separate account of The Variable Annuity Life Insurance Company ("Depositor"). The Depositor is an indirect, wholly owned subsidiary of American International Group, Inc. An organizational chart for American International Group, Inc. can be found as Exhibit 21 in American International Group, Inc.'s Form 10-K, SEC File No. 001-08787, Accession No. 0000005272-17-000017, filed on February 23, 2017. Exhibit 21 is incorporated herein by reference.


-

ITEM 27.  NUMBER OF CONTRACTS OWNERS

As of February 28, 2017:


                                 QUALIFIED    QUALIFIED    NON-QUALIFIED   NON-QUALIFIED
                                   GROUPS    INDIVIDUALS       GROUPS       INDIVIDUALS
                                ----------- ------------- --------------- --------------
  Portfolio Director...........     6,834       30,038*           542          1,289
  Portfolio Director 2.........    93,411       74,395**       15,134          7,795
  Portfolio Director Plus......   273,572      143,085         64,629         14,038

--------
* This amount represents the sum of Portfolio Director & Portfolio Director Advantage (UIT-194 + UIT-PDA)

** This amount represents the sum of Portfolio Director 2 & Portfolio Director 2 Advantage (UIT-PD2 + UIT-PD2A)


ITEM 28.  INDEMNIFICATION

Insofar as indemnification for liability arising under the Securities Act of 1933 ("Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

To the full extent authorized by law, the corporation shall indemnify any person made, or threatened to be made, a party to an action or proceeding, whether criminal or civil, by reason of the fact that he, his testator or intestate is or was a director or officer of the corporation or serves or served in any capacity in any other corporation at the request of the corporation. Nothing contained herein shall affect any rights to indemnification to which corporate personnel other than directors and officers may be entitled by contract or otherwise under law.


ITEM 29.  PRINCIPAL UNDERWRITER

(a) AIG Capital Services, Inc. acts as distributor for the following investment companies:


     AMERICAN GENERAL LIFE INSURANCE COMPANY
     Variable Separate Account
     Variable Annuity Account One
     Variable Annuity Account Two
     Variable Annuity Account Four
     Variable Annuity Account Five
     Variable Annuity Account Seven
     Variable Annuity Account Nine
     Separate Account A
     Separate Account D
     Separate Account I
     Separate Account II
     Separate Account VA-1
     Separate Account VA-2
     Separate Account VL-R
     Separate Account VUL
     Separate Account VUL-2
     AG Separate Account A

     THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK FS Variable Separate Account
     FS Variable Annuity Account One
     FS Variable Annuity Account Two
     FS Variable Annuity Account Five
     Separate Account USL VA-R
     Separate Account USL VL-R
     Separate Account USL A
     Separate Account USL B


     THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
     Separate Account A

(b)  Directors, Officers and principal place of business:


OFFICER/DIRECTORS*                                          POSITION
------------------------------ ------------------------------------------------------------------
   Peter A. Harbeck(1)         Director
   Stephen A. Maginn           Director, Senior Vice President
   James T. Nichols(1)         Director, President and Chief Executive Officer
   Frank Curran(1)             Vice President, Chief Financial Officer, Chief Operation Officer,
                               Controller and Treasurer
   Rebecca Snider(2)           Chief Compliance Officer
   John T. Genoy(1)            Vice President
   Mallary L. Reznik           Vice President
   Christine A. Nixon          Secretary
   Julie A. Cotton Hearne(2)   Assistant Secretary
   Rosemary Foster(2)          Assistant Secretary
   Virginia N. Puzon           Assistant Secretary
   Thomas Clayton Spires(2)    Vice President, Tax Officer
   Michael E. Treske           Chief Distribution Officer, Mutual Funds and Variable Annuities

     --------
      * Unless otherwise indicated, the principal business address of AIG Capital Services, Inc. and of each of the above individuals is 21650 Oxnard Street, Suite 750, Woodland Hills, CA 91367-4997.

     (1) Principal business address is Harborside 5, 185 Hudson Street, Jersey City, NJ 07311.

     (2)   Principal business address 2919 Allen Parkway, Houston, TX 77019.

(c) AIG Capital Services, Inc. retains no compensation or commissions from the Registrant.


ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS

All records referenced under Section 31(a) of the1940 Act, and Rules 31a-1 through 31a-3 thereunder, are maintained and in the custody of The Variable Annuity Life Insurance Company at its principal executive office located at 2929 Allen Parkway, Houston, Texas 77019.


ITEM 31.  MANAGEMENT SERVICES

Not Applicable.


ITEM 32.  UNDERTAKINGS

a. VALIC hereby commits itself, on behalf of the contract owners, to the following undertakings:

   1. To file a post-effective amendment to this registration statement as frequently as necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted;

   2. To include as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information;

   3. To deliver any Statement of Additional Information and any financial statements required to be made available under this form promptly upon written or oral request.

b. The Company hereby represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by the Company.

c. Additional Commitments

The Tax Reform Act of 1986 added to the Internal Revenue Code a new section 403(b)(11) which applies to tax years beginning after December 31, 1988. This paragraph provides that withdrawal restrictions apply to contributions made and interest earned subsequent to December 31, 1988. Such restrictions require that distributions not begin before age 59 1/2, separation from service, death, disability, or hardship (only employee contributions without accrued interest may be withdrawn in case of hardship). These withdrawal restrictions appear in the Section "Federal Tax Matters" in either the prospectus or the Statement of Additional Information for contracts of this Registration Statement. The Company relies on a no-action letter issued by the Securities and Exchange Commission on November 28, 1988 stating that no enforcement action would be taken under sections 22(e), 27(c)(1), or 27(d) of the Act if, in effect, the Company permits restrictions on cash distributions from elective contributions to the extent necessary to comply with section 403(b)(11) of the Internal Revenue Code in accordance with the following conditions:

   (1) Include appropriate disclosure regarding the redemption restrictions imposed by section 403(b)(11) in each registration statement, including the prospectus, used in connection with the offer of the contract;

   (2) Include appropriate disclosure regarding the redemption restrictions imposed by section 403(b)(11) in any sales literature used in connection with the offer of the contract;

   (3) Instruct sales representatives who solicit participants to purchase the contract specifically to being the redemption restrictions imposed by section 403(b)(11) to the attention of the potential participants;

   (4) Obtain from each plan participant who purchases a section 403(b) annuity contract, prior to or at the time of such purchase, a signed statement acknowledging the participant's understanding of (1) the restrictions on redemption imposed by section 403(b)(11), and (2) the investment alternatives available under the employer's section 403(b) arrangement, to which the participant may elect to transfer his contract value.

The Company has complied, and is complying, with the provisions of paragraphs
(1)-(4) above.

The Company relies on Rule 6c-7 of the Act which states that a registered separate account, and any depositor of or underwriter for such account, shall be exempt from the provisions of sections 22(e), 27(c)(1) and 27(d) of the Act with respect to a contract participating in this account to the extent necessary to permit compliance with the Texas Optional Retirement Program (Program) in accordance with the following conditions:

   (a) include appropriate disclosure regarding the restrictions on redemption imposed by the Program in each registration statement, including the prospectus, used in connection with the Program;

   (b) include appropriate disclosure regarding the restrictions on redemption imposed by the Program in any sales literature used in connection with the offer of the contract to Program participants;

   (c) instruct salespeople who solicit Program participants to purchase the contract specifically to bring the restrictions on redemption imposed by the Program to the attention of potential Program participants;

   (d) obtain from each Program participant who purchases the contract in connection with the Program, prior to or at the time of such purchase, a signed statement acknowledging the restrictions on redemption imposed by the Program.

The Company has complied, and is complying, with the provisions of paragraphs
(a)-(d) above.

The Company relies on an order issued by the Securities and Exchange Commission on May 19, 1993 exempting it from the provisions of section 22(e), 27(c)(1) and 27(d) of the Act with respect to a contract participating in this account to the extent necessary to permit compliance with the Optional Retirement Program of the State University System of Florida ("Florida ORP") as administered by the Division of Retirement of the Florida Department of Management Services ("Division") in accordance with the following conditions:

   (a) include appropriate disclosure regarding the restrictions on redemption imposed by the Division in each registration statement, including the prospectus, relating to the contracts issued in connection with the Florida ORP;

   (b) include appropriate disclosure regarding the restrictions on redemption imposed by the Division in any sales literature used in connection with the offer of contracts to eligible employees;

   (c) instruct salespeople who solicit eligible employees to purchase the contracts specifically to bring the restrictions on redemption imposed by the Division to the attention of the eligible employees;

   (d) obtain from each participant in the Florida ORP who purchases a contract, prior to or at the time of such purchase, a signed statement acknowledging the participant's understanding: (i) of the restrictions on redemption imposed by the Division, and (ii) that other investment alternatives are available under the Florida ORP, to which the participant may elect to transfer his or her contract values.

The Company has complied, and is complying, with the provisions of paragraphs
(a)-(d) above.

                                   SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, The Variable Annuity Life Insurance Company Separate Account A, certifies that it meets the requirements of the Securities Act of 1933 Rule 485(b) for effectiveness of this amended Registration Statement and has caused this amended Registration Statement to be signed on its behalf, in the City of Houston, and State of Texas on this 24th day of April, 2017.


                                       THE VARIABLE ANNUITY LIFE INSURANCE
                                       COMPANY SEPARATE ACCOUNT A
                                       (Registrant)


                                       BY: THE VARIABLE ANNUITY LIFE INSURANCE
                                       COMPANY
                                          (On behalf of the Registrant and
                                       itself)


                                       BY: /s/  SARAH J. VANBECK
                                          -------------------------------------
                                          SARAH J. VANBECK
                                          SENIOR VICE PRESIDENT AND LIFE
CONTROLLER

As required by the Securities Act of 1933, this Registration Statement has been signed below by the following persons, on behalf of the Registrant and Depositor, in the capacities and on the dates indicated.


            SIGNATURE                                        TITLE                                 DATE
---------------------------------   ------------------------------------------------------   ---------------
*KEVIN T. HOGAN                        Director, Chairman of the Board, -Chief Executive     April 24, 2017
------------------------------                      Officer, and President
KEVIN T. HOGAN

                                        Director, Senior Vice President and Chief Risk
------------------------------                              Officer
AXEL P. ANDRE

*THOMAS J. DIEMER                        Director, Executive Vice President and Chief        April 24, 2017
------------------------------                         Financial Officer
THOMAS J. DIEMER

*DEBORAH A. GERO                     Director, Senior Vice President and Chief Investment    April 24, 2017
------------------------------                              Officer
DEBORAH A. GERO

*JANA W. GREER                             Director and President, Group Retirement          April 24, 2017
------------------------------
JANA W. GREER

*ELIAS F. HABAYEB                                          Director                          April 24, 2017
------------------------------
ELIAS F. HABAYEB

*MICHAEL P. HARWOOD                   Director, Senior Vice President, Chief Actuary and     April 24, 2017
------------------------------                  Corporate Illustration Actuary
MICHAEL P. HARWOOD

*STEPHEN A. MAGINN                         Director, Senior Vice President and Chief         April 24, 2017
------------------------------                       Distribution Officer
STEPHEN A. MAGINN

*DON W. CUMMINGS                             Senior Vice President and Controller            April 24, 2017
------------------------------
DON W. CUMMINGS

/s/  MANDA GHAFERI                                     Attorney-in-Fact                      April 24, 2017
------------------------------
*MANDA GHAFERI


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                               INDEX OF EXHIBITS


 EXHIBIT NO.
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(10)            Consent of Independent Registered Public Accounting Firm -- PricewaterhouseCoopers LLP